Exhibit 99.C.1

ISSN 0115-0421

SPECIAL EDITION

Official Gazette

VOL. 115 MANILA, PHILIPPINES, APRIL 29, 2019 NO. 17

REPUBLIC ACT NO. 11260
GENERAL APPROPRIATIONS ACT

VOLUME 1-A

FISCAL YEAR 2019

ISSN 0115-0421 SPECIAL EDITION Edited at the Office of the President of the Philippines pursuant to Commonwealth Act No. 638 as amended by the Administrative Code of 1987 VOL. 115 NO. 17 MANILA, PHILIPPINES, APRIL 29, 2019 REPUBLIC ACT NO. 11260 GENERAL APPROPRIATIONS ACT FISCAL YEAR 2019 Building a Bright Future for the Philippines and its People

GENERAL APPROPRIATIONS ACT, FY 2019

January 1 – December 31, 2019

VOLUME I – A

C O N T E N T S

VII.	DEPARTMENT OF EDUCATION	191

A.	Office of the Secretary	191
B.	Early Childhood Care and Development Council	312
C.	National Book Development Board	315
D.	National Council for Children’s Television	317
E.	National Museum	320
F.	Philippine High School for the Arts	323

VIII.	STATE UNIVERSITIES AND COLLEGES	327

A.	University of the Philippines System (The National University)	327

B.	National Capital Region	333

B.1	Eulogio “Amang” Rodriguez Institute of Science and Technology	333
B.2	Marikina Polytechnic College	336
B.3	Philippine Normal University	338
B.4	Philippine State College of Aeronautics	341
B.5	Polytechnic University of the Philippines	344
B.6	Rizal Technological University	347
B.7	Technological University of the Philippines	350

C.	Region I - ILOCOS	356

C.l	Don Mariano Marcos Memorial State University	356
C.2	Ilocos Sur Polytechnic State College	359
C.3	Mariano Marcos State University	362
C.4	North Luzon Philippines State College	366
C.5	Pangasinan State University	369
C.6	University of Northern Philippines	373

D.	CORDILLERA ADMINISTRATIVE REGION	377

D.1	Abra State Institute of Science and Technology	377
D.2	Apayao State College	380
D.3	Benguet State University	382
D.4	Ifugao State University	385
D.5	Kalinga State University	389
D.6	Mountain Province State University	392

E.	Region II - CAGAYAN VALLEY	396

E.1	Batanes State College	396
E.2	Cagayan State University	398
E.3	Isabela State University	402
E.4	Nueva Vizcaya State University	405
E.5	Quirino State University	410

F.	Region III - CENTRAL LUZON	414

F.1	Aurora State College of Technology	414
F.2	Bataan Peninsula State University	417
F.3	Bulacan Agricultural State College	420
F.4	Bulacan State University	423
F.5	Central Luzon State University	427

F.6	Don Honorio Ventura Technological State University	430
F.7	Nueva Ecija University of Science and Technology	433
F.8	Pampanga State Agricultural University	436
F.9	Philippine Merchant Marine Academy	440
F.10	President Ramon Magsaysay Technological University	443
F.11	Tarlac Agricultural University	446
F.12	Tarlac State University	449

G.	Region IV - SOUTHERN TAGALOG AND PALAWAN	454

	Region IV-A (CALABARZON)	454

G.1	Batangas State University	454
G.2	Cavite State University	457
G.3	Laguna State Polytechnic University	460
G.4	Southern Luzon State University	463
G.5	University of Rizal System	466

H.	Region IV-B (MIMAROPA)	469

H.1	Marinduque State College	469
H.2	Mindoro State University	472
H.3	Occidental Mindoro State College	476
H.4	Palawan State University	479
H.5	Romblon State University	482
H.6	Western Philippines University	485

I.	Region V - BICOL	489

I.1	Bicol State College of Applied Sceinces and Technology	489
I.2	Bicol University	492
I.3	Camarines Norte State College	495
I.4	Camarines Sur Polytechnic Colleges	499
I.5	Catanduanes State University	502
I.6	Central Bicol State University of Agriculture	505
I.7	Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology	508
I.8	Partido State University	512
I.9	Sorsogon State College	515

J.	Region VI - WESTERN VISAYAS	519

J.1	Aklan State University	519
J.2	Capiz State University	522
J.3	Carlos C. Hilado Memorial State College	525
J.4	Central Philippines State University	528
J.5	Guimaras State College	531
J.6	Iloilo Science and Technology University	534
J.7	Iloilo State University of Science and Technology	538
J.8	Northern Iloilo State University	541
J.9	Northern Negros State College of Science and Technology	545

J.10	University of Antique	548
J.11	West Visayas State University	551

K.	Region VII - CENTRAL VISAYAS	555

K.1	Bohol Island State University	555
K.2	Cebu Normal University	558
K.3	Cebu Technological University	561
K.4	Negros Oriental State University	564
K.5	Siquijor State College	568

L.	Region VIII - EASTERN VISAYAS	571

L.1	Eastern Samar State University	571
L.2	Eastern Visayas State University	574
L.3	Leyte Normal University	577
L.4	Naval State University	580
L.5	Northwest Samar State University	583
L.6	Palompon Polytechnic State University	586
L.7	Samar State University	589
L.8	Southern Leyte State University	592
L.9	University of Eastern Philippines	595
L.10	Visayas State University (Leyte State University)	598

M.	Region IX - ZAMBOANGA PENINSULA	602

M.1	J.H. Cerilles State College	602
M.2	Jose Rizal Memorial State University	605
M.3	Western Mindanao State University	608
M.4	Zamboanga City State Polytechnic College	611
M.5	Zamboanga State College of Marine Sciences and Technology	614

N.	Region X - NORTHERN MINOANAO	617

N.1	Bukidnon State University	617
N.2	Camiguin Polytechnic State College	620
N.3	Central Mindanao University	622
N.4	MSU - Iligan Institute of Technology	626
N.5	Northwestern Mindanao State College of Science and Technology	629
N.6	University of Science and Technology of Southern Philippines - Cagayan Oe Oro Campus	632
N.7	University of Science and Technology of Southern Philippines - Claveria Campus	635

O.	Region XI - DAVAO REGION	639

O.1	Compostela Valley State College	639
O.2	Davao del Norte State College	642
O.3	Davao Oriental State College of Science and Technology	645
O.4	Southern Philippines Agri-Business and Marine and Aquatic School of Technology	648
O.5	University of Southeastern Philippines	651

P.	Region XII - SOCCSKSARGEN	655

P.1	Cotabato State University	655
P.2	Cotabato Foundation College of Science and Technology	657
P.3	Sultan Kudarat State University	660
P.4	University of Southern Mindanao	663

Q.	REGION XIII - CARAGA	667

Q.l	Agusan del Sur State College of Agriculture and Technology	667
Q.2	Caraga State University	670
Q.3	Surigao del Sur State University	673
Q.4	Surigao State College of Technology	676

R.	AUTONOMOUS REGION IN MUSLIM MINDANAO (ARMM)	680

R.1	Adiong Memorial Polytechnic State College	680
R.2	Basilan State College	683
R.3	Mindanao State University	686
R.4	MSU-TAWI-TAWI College of Technology and Oceanography	691
R.5	Sulu State College	694
R.6	TAWI-TAWI Regional Agricultural College	697

	GENERAL SUMMARY - STATE UNIVERSITIES AND COLLEGES	702

IX.	DEPARTMENT OF ENERGY	708

A.	Office of the Secretary	708

X.	DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	714

A.	Office of the Secretary	714
B.	Environmental Management Bureau	769
C.	Mines and Geo-Sciences Bureau	786
D.	National Mapping and Resource Information Authority	795
E.	National Water Resources Board	799
F.	Palawan Council for Sustainable Development Staff	803

XI.	DEPARTMENT OF FINANCE	808

A.	Office of the Secretary	808
B.	Bureau of Customs	812
C.	Bureau of Internal Revenue	821
D.	Bureau of Local Government Finance	828
E.	Bureau of the Treasury	835
F.	Central Board of Assessment Appeals	839
G.	Insurance Commission	842
H.	National Tax Research Center	844
I.	Privatization and Management Office	846
J.	Securities and Exchange Commission	848

XII.	DEPARTMENT OF FOREIGN AFFAIRS	854

A.	Office of the Secretary	854
B.	Foreign Service Institute	865
C.	Technical Cooperation Council of the Philippines	868
D.	UNESCO National Commission of the Philippines	870

XIII.	DEPARTMENT OF HEALTH	875

A.	Office of the Secretary	875
B.	Commission on Population	899
C.	National Nutrition Council	905

XIV.	DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY	910

A.	Office of the Secretary	910
B.	Cybercrime Investigation and Coordination Center	915
C.	National Privacy Commission	917
D.	National Telecommunications Commission	919

XV.	DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT	925

A.	Office of the Secretary	925
B.	Bureau of Fire Protection	934
C.	Bureau of Jail Management and Penology	939
D.	Local Government Academy	944
E.	National Police Commission	947
F.	Philippine National Police	958
G.	Philippine Public Safety College	975
H.	National Commission on Muslim Filipinos	978
I.	National Youth Commission	982
J.	Philippine Commission on Women	984

XVI.	DEPARTMENT OF JUSTICE	989

A.	Office of the Secretary	989
B.	Bureau of Corrections	994
C.	Bureau of Immigration	999
D.	Land Registration Authority	1002
E.	National Bureau of Investigation	1005
F.	Office of the Government Corporate Counsel	1008
G.	Office of the Solicitor General	1010
H.	Parole and Probation Administration	1013
I.	Presidential Commission on Good Government	1017
J.	Public Attorney’s Office	1020

XVII.	DEPARTMENT OF LABOR AND EMPLOYMENT	1024

A.	Office of the Secretary	1024
B.	Institute for Labor Studies	1038
C.	National Conciliation and Mediation Board	1041
D.	National Labor Relations Commission	1045
E.	National Maritime Polytechnic	1048
F.	National Wages and Productivity Commission	1051
G.	Philippine Overseas Employment Administration	1055
H.	Professional Regulation Commission	1058
I.	Overseas Workers Welfare Administration	1066

APRIL 29, 2019	OFFICIAL GAZETTE	1
CONGRESS OF THE PHILIPPINES

Republic of the Philippines

Congress of the Philippines

Metro Manila

Seventeenth Congress

Third Regular Session

Begun and held in Metro Manila, on Monday, the Twenty-Third of July, Two Thousand and Eighteen.

[Republic Act No. 11260]

AN ACT

APPROPRIATING FUNDS FOR THE OPERATION OF THE GOVERNMENT OF THE REPUBLIC OF THE PHILIPPINES FROM JANUARY ONE TO DECEMBER THIRTY-ONE, TWO THOUSAND AND NINETEEN AND FOR OTHER PURPOSES

Be it enacted by the Senate and the House of Representatives of the Philippines in Congress assembled:

Section 1. Appropriation of Funds. The following sums, or so much thereof as may be necessary, are hereby appropriated out of any funds in the National Treasury of the Philippines not otherwise appropriated, for the operation of the Government of the Republic of the Philippines from January one to December thirty-one, two thousand and nineteen, except where otherwise specifically provided herein:

2	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

A. SENATE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder							₱	6,259,414,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,748,187,000	₱	893,708,000	₱	1,421,400,000	₱	4,063,295,000
Operations		955,034,000		1,231,485,000		9,600,000		2,196,119,000

SENATE LEGISLATIVE PROGRAM		955,034,000		1,231,485,000		9,600,000		2,196,119,000

TOTAL NEW APPROPRIATIONS	₱	2,703,221,000	₱	2,125,193,000	₱	1,431,000,000	₱	6,259,414,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	1,578,347,000	₱	889,708,000	₱	135,400,000	₱	2,603,455,000
Administration of Personnel Benefits		169,840,000						169,840,000
Project(s)
Locally-Funded Project(s)
Senate Relocation				4,000,000		1,286,000,000		1,290,000,000

Sub-total, General Administration and Support		1,748,187,000		893,708,000		1,421,400,000		4,063,295,000
Operations
Crafting of significant Legislation and reform measures ensured		955,034,000		1,231,485,000		9,600,000		2,196,119,000

APRIL 29, 2019	OFFICIAL GAZETTE	3
CONGRESS OF THE PHILIPPINES

SENATE LEGISLATIVE PROGRAM		955,034,000		1,231,485,000		9,600,000		2,196,119,000

Legislation of Laws and Other Related Activities		955,034,000		1,231,485,000		9,600,000		2,196,119,000

Sub-total, Operations		955,034,000		1,231,485,000		9,600,000		2,196,119,000

TOTAL NEW APPROPRIATIONS	₱	2,703,221,000	₱	2,125,193,000	₱	1,431,000,000	₱	6,259,414,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,272,820

Total Permanent Positions	1,272,820

Other Compensation Common to All
Personnel Economic Relief Allowance	46,104
Representation Allowance	31,068
Transportation Allowance	31,068
Clothing and Uniform Allowance	11,526
Honoraria	1,200
Mid-Year Bonus - civilian	106,068
Year End Bonus	106,068
Cash Gift	9,605
Productivity Enhancement Incentive	9,605
Step Increment	3,182

Total Other Compensation Common to All	355,494

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	140,870
Lump-sum for Personnel Services	640,261
Other Personnel Benefits	32,000

Total Other Compensation for Specific Groups	813,131

4	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Benefits
PAG-IBIG Contributions	2,305
Phil Health Contributions	10,118
Employees Compensation Insurance Premiums	2,305
Retirement Gratuity	13,855
Terminal Leave	172,810

Total Other Benefits	201,393

Non-Permanent Positions	60,383

Total Personal Services	2,703,221

Maintenance and Other Operating Expenses
Travelling Expenses	383,690
Training and Scholarship Expenses	7,306
Supplies and Materials Expenses	97,645
Utility Expenses	63,170
Communication Expenses	45,771
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	185,442
Professional Services	160,044
General Services	50,325
Repairs and Maintenance	34,354
Taxes, Insurance Premiums and Other Fees	4,624
Other Maintenance and Operating Expenses
Advertising Expenses	4,240
Printing and Publication Expenses	3,441
Representation Expenses	101,233
Transportation and Delivery Expenses	782
Rent/Lease Expenses	241,778
Membership Ones and Contributions to Organizations	1,947
Subscription Expenses	15,489
Other Maintenance and Operating Expenses	723,912

Total Maintenance and Other Operating Expenses	2,125,193

Total Current Operating Expenditures	4,828,414

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	1,286,000
Machinery and Equipment Outlay	74,517
Transportation Equipment Outlay	2,750
Furniture, Fixtures and Books Outlay	4,870
Other Property, Plant and Equipment Outlay	29,063
Intangible Assets Outlay	33,800

Total Capital Outlays	1,431,000

TOTAL NEW APPROPRIATIONS	6,259,414

APRIL 29, 2019	OFFICIAL GAZETTE	5
CONGRESS OF THE PHILIPPINES

B. SENATE ELECTORAL TRIBUNAL

For general administration and support, and operations, as indicated hereunder	₱	275,740,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	148,698,000	₱	18,252,000	₱	5,000,000	₱	171,950,000
Operations		62,576,000		41,214,000				103,790,000

SENATE ELECTORAL CONTESTS ADJUDICATION PROGRAM		62,576,000		41,214,000				103,790,000

TOTAL NEW APPROPRIATIONS	₱	211,274,000	₱	59,466,000	₱	5,000,000	₱	275,740,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	103,587,000	₱	18,252,000	₱	5,000,000	₱	126,839,000
Administration of Personnel Benefits		45,111,000						45,111,000

Sub-total, General Administration and Support		148,698,000		18,252,000		5,000,000		171,950,000

Operations
Fair and speedy resolution of Senatorial electoral contests achieved		62,576,000		41,214,000				103,790,000

SENATE ELECTORAL CONTESTS ADJUDICATION PROGRAM		62,576,000		41,214,000				103,790,000

Adjudication of Electoral Contests involving Members of the Senate including Administrative Support		62,576,000		41,214,000				103,790,000

Sub-total, Operations		62,576,000		41,214,000				103,790,000

TOTAL NEW APPROPRIATIONS	₱	211,274,000	₱	59,466,000	₱	5,000,000	₱	275,740,000

6	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personal
Permanent Positions
Basic Salary	65,443

Total Permanent Positions	65,443

Other Compensation Common to All
Personnel Economic Relief Allowance	2,448
Representation Allowance	828
Transportation Allowance	828
Clothing and Uniform Allowance	612
Honoraria	200
Mid-Year Bonus - Civilian	5,454
Year End Bonus	5,454
Cash Gift	510
Per Dies	3,300
Productivity Enhancement Incentive	510
Step Increment	164

Total Other Compensation Common to All	20,308

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	44,125
Lump-sum for Personnel Services	67,833
Other Personnel Benefits	11,454

Total Other Compensation for Specific Groups	123,412

Other Benefits
PAG-IBIG Contributions	122
PhilHealth Contributions	516
Employees Compensation Insurance Premiums	122
Retirement Gratuity	871
Terminal Leave	115

Total Other Benefits	1,746

Non-Permanent Positions	365

Total Personnel Services	211,274

Maintenance and Other Operating Expenses
Travelling Expenses	706
Training and Scholarship Expenses	1,610

APRIL 29, 2019	OFFICIAL GAZETTE	7
CONGRESS OF THE PHILIPPINES

Supplies and Materials Expenses		6,677
Utility Expenses		4,854
Communication Expenses		4,187
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses		4,518
Professional Services		11,356
General Services		8,432
Repairs and Maintenance		662
Taxes, Insurance Premiums and Other Fees		230
Other Maintenance and Operating Expenses
Printing and Publication Expenses		514
Representation Expenses		643
Transportation and Delivery Expenses		798
Rent/Lease Expenses		13,900
Subscription Expenses		70
Other Maintenance and Operating Expenses		309

Total Maintenance and Other Operating Expenses		59,466

Total Current Operating Expenditures		270,740

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay		2,300
Other Property, Plant and Equipment Outlay		2,700

Total Capital Outlays		5,000

TOTAL NEW APPROPRIATIONS		275,740

C. COMMISSION ON APPOINTMENTS
For general administration and support, and operations, as indicated hereunder	₱	842,188,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	201,932,000	₱	338,230,000	₱	4,000,000	₱	544,162,000
Operations		130,743,000		167,283,000				298,026,000

PRESIDENTIAL APPOINTMENTS CONFIRMATION PROGRAM		130,743,000		167,283,000				298,026,000

TOTAL NEW APPROPRIATIONS	₱	332,675,000	₱	505,513,000	₱	4,000,000	₱	842,188,000

8	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	170,325,000	₱	338,230,000	₱	4,000,000	₱	512,555,000
Administration of Personnel Benefits		31,607,000						31,607,000

Sub-total, General Administration and Support		201,932,000		338,230,000		4,000,000		544,162,000

Operations
Review and confirmation of Presidential appointments/nominations submitted to the Commission		130,743,000		167,283,000				298,026,000

PRESIDENTIAL APPOINTMENTS CONFIRMATION PROGRAM		130,743,000		167,283,000				298,026,000

Review and confirmation of appointments submitted to the Commission		130,743,000		167,283,000				298,026,000

Sub-total, Operations		130,743,000		167,283,000				298,026,000

TOTAL NEW APPROPRIATIONS	₱	332,675,000	₱	505,513,000	₱	4,000,000	₱	842,188,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personal Services
Civilian Personnel
Permanent Positions
Basic Salary								182,172

Total Permanent Positions								182,172

Other Compensation Common to All
Personnel Economic Relief Allowance								5,472
Representation Allowance								6,654
Transportation Allowance								5,124
Clothing and Uniform Allowance								1,368

APRIL 29, 2019	OFFICIAL GAZETTE	9
CONGRESS OF THE PHILIPPINES

Honoraria	265
Mid-Year Bonus - Civilian	15,181
Year End Bonus	15,181
Cash Gift	1,140
Productivity Enhancement Incentive	1,140
Step Increment	456

Total Other Compensation Common to All	51,981

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	20
Lump-sum for filling of Positions - Civilian	30,459
Other Personnel Benefits	18,547

Total Other Compensation for Specific Groups	49,026

Other Benefits
PAG-IBIG Contributions	274
PhilHealth Contributions	1,306
Employees Compensation Insurance Premiums	274
Terminal Leave	32,368

Total Other Benefits	34,222

Non-Permanent Positions	15,274

Total Personnel Services	332,675

Maintenance and Other Operating Expenses
Travelling Expenses	12,950
Training and Scholarship Expenses	3,500
Supplies and Materials Expenses	10,219
Utility Expenses	2,500
Communication Expenses	5,950
Survey, Research, Exploration and Development Expenses	1
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,472
Professional Services	19,200
General Services	2,500
Repairs and Maintenance	4,200
Taxes, Insurance Premiums and Other Fees	1,000
Other Maintenance and Operating Expenses
Advertising Expenses	1,200
Printing and Publication Expenses	2,000
Representation Expenses	36,978
Rent/Lease Expenses	33,774
Membership Dues and Contributions to Organizations	1
Subscription Expenses	700
Other Maintenance and Operating Expenses	363,368

Total Maintenance and Other Operating Expenses	505,513

Total Current Operating Expenditures	838,188

10	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,000
Furniture, Fixtures and Books Outlay	500
Other Property, Plant and Equipment Outlay	1,000
Intangible Assets Outlay	500

Total Capital Outlays	4,000

TOTAL NEW APPROPRIATIONS	842,188

D. HOUSE OF REPRESENTATIVES

For general administration and support, and operations, as indicated hereunder	₱	12,740,529,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,865,035,000	₱	2,841,184,000	₱	150,000,000	₱	4,856,219,000
Operations		3,518,118,000		4,366,192,000				7,884,310,000

NOR LEGISLATIVE PROGRAM		3,518,118,000		4,366,192,000				7,884,310,000

TOTAL NEW APPROPRIATIONS	₱	5,383,153,000	₱	7,207,376,000	₱	150,000,000	₱	12,740,529,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	1,677,466,000	₱	2,841,184,000	₱	150,000,000	₱	4,668,650,000
Administration of Personnel Benefits		187,569,000						187,569,000

Sub-total, General Administration and Support		1,865,035,000		2,841,184,000		150,000,000		4,856,219,000

Operations
Crafting of significant legislation and reform measures ensured		3,518,118,000		4,366,192,000				7,884,310,000

APRIL 29, 2019	OFFICIAL GAZETTE	11
CONGRESS OF THE PHILIPPINES

NON LEGISLATIVE PROGRAM		3,518,118,000		4,366,192,000				7,884,310,000

Legislation of laws and other related activities		3,518,118,000		4,366,192,000				7,884,310,000

Sub-total, Operations		3,518,118,000		4,366,192,000				7,884,310,000

TOTAL NEW APPROPRIATIONS	₱	5,383,153,000	₱	7,207,376,000	₱	150,000,000	₱	12,740,529,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	3,207,297

Total Permanent Positions	3,207,297

Other Compensation Common to All
Personnel Economic Relief Allowance	92,976
Representation Allowance	56,604
Transportation Allowance	56,604
Clothing and Uniform Allowance	23,244
Mid-Year Bonus - Civilian	264,951
Year End Bonus	264,951
Cash Gift	19,370
Productivity Enhancement Incentive	19,758
Step Increment	7,659

Total Other Compensation Common to All	806,117

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	187,569
Lump-sum for Personnel Services	696,885
Other Personnel Benefits	72,253

Total Other Compensation for Specific Groups	956,707

Other Benefits
PAG-IBIG Contributions	4,660
PhilHealth Contributions	19,990
Employees Compensation Insurance Premiums	4,660
Retirement Gratuity	15,000
Terminal Leave	45,000

Total Other Benefits	89,310

Non-permanent Positions	323,722

Total Personnel Services	5,383,153

12	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance and Other Operating Expenses
Traveling Expenses	1,127,077
Training and Scholarship Expenses	15,00
Supplies and Materials Expenses	252,707
Utility Expenses	254,613
Communication Expenses	245,475
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,065,240
Professional Services	2,493,208
General Services	108,500
Repairs and Maintenance	236,544
Taxes, Insurance Premiums and Other Fees	37,339
Other Maintenance and Operating Expenses
Advertising Expenses	10,324
Printing and Publication Expenses	82,538
Representation Expenses	167,148
Transportation and Delivery Expenses	221
Rent/Lease Expenses	10,300
Membership Dues and Contributions to Organizations	48,705
Subscription Expenses	38,277
Donations	5,142
Other Maintenance and Operating Expenses	1,009,018

Total Maintenance and Other Operating Expenses	7,207,376

Total Current Operating Expenditures	12,590,529

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	150,000

Total Capital Outlays	150,000

TOTAL NEW APPROPRIATIONS	12,740,529

E. HOUSE ELECTORAL TRIBUNAL

For general administration and support, and operations, as indicated hereunder	₱	195,835,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	62,941,000	₱	15,298,000		₱	78,239,000
Operations		73,027,000		44,569,000			117,596,000

APRIL 29, 2019	OFFICIAL GAZETTE	13
CONGRESS OF THE PHILIPPINES

NOR ELECTORAL CONTESTS ADJUDICATION PROGRAM		73,027,000		44,569,000		117,596,000

TOTAL NEW APPROPRIATIONS	₱	135,968,000	₱	59,867,000	₱	195,835,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱	25,205,000	₱	15,298,000		₱	40,503,000
Administration of Personnel Benefits		37,736,000					37,736,000

Sub-total, General Administration and Support		62,941,000		15,298,000			78,239,000

Operations
Fair and speedy resolution of House of Representatives contests achieved		73,027,000		44,569,000			117,596,000

NOR ELECTORAL CONTEST ADJUDICATION PROGRAM		73,027,000		44,569,000			117,596,000

Adjudication of Electoral Contests involving members of the House of Representatives		73,027,000		44,569,000			117,596,000

Sub-total, Operations		73,027,000		44,569,000			117,596,000

TOTAL NEW APPROPRIATIONS	₱	135,968,000	₱	59,867,000		₱	195,835,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	73,439

Total Permanent Positions	73,439

Other Compensation Common to All
Personnel Economic Relief Allowance	2,832
Representation Allowance	2,622
Transportation Allowance	2,622
Clothing and Uniform Allowance	708
Honoraria	1,323

14	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Mid-Year Bonus - Civilian	6,120
Year End Bonus	6,120
Cash Gift	590
Productivity Enhancement Incentive	590
Step Increment	184

Total Other Compensation Common to All	23,711

Other Compensation for Specific Groups
Provident/Welfare Fund Contributions	231
Lump-sum for Filling of Positions - Civilian	37,334

Total Other Compensation for Specific Groups	37,565

Other Benefits
PAG-IBIG Contributions	141
PhilHealth Contributions	569
Employees Compensation Insurance Premiums	141
Terminal Leave	402

Total Other Benefits	1,253

Total Personnel Services	135,968

Maintenance and Other Operating Expenses
Travelling Expenses	4,975
Training and Scholarship Expenses	3,471
Supplies and Materials Expenses	9,860
Utility Expenses	6,120
Communication Expenses	4,141
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,884
Professional Services	1,495
General Services	4,700
Repairs and Maintenance	1,690
Taxes, Insurance Premiums and Other Fees	1,060
Other Maintenance and Operating Expenses
Advertising Expenses	336
Printing and Publication Expenses	905
Representation Expenses	5,124
Transportation and Delivery Expenses	2,680
Rent/Lease Expenses	8,000
Subscription Expenses	426

Total Maintenance and Other Operating Expenses	59,867

Total Current Operating Expenditures	195,835

TOTAL NEW APPROPRIATIONS	195,835

Special Provisions Applicable to the Congress of the Philippines

1. Augmentation of Any Item in the Appropriations of the Congress of the Philippines. Pursuant to Section 25(5) of Article VI of the Constitution, the Senate President, with respect to the Senate and the Speaker, with respect to the House of Representatives, are hereby authorized to augment any item in the general appropriations law for their respective offices from any savings in other items of their respective appropriations.

APRIL 29, 2019	OFFICIAL GAZETTE	15
CONGRESS OF THE PHILIPPINES

2. Organizational Structure of the Senate, the House of Representative, the Senate and House of Representatives Electoral Tribunals and the Commission or Appointments. Notwithstanding any provision of law to the contrary and within the limits of the appropriations authorized in this Act, the Senate President, with respect to the Senate and the Commission on Appointments, the Speaker, with respect to the House of Representatives, and the Chairpersons of the Senate and House of Representatives Electoral Tribunals are authorized to:

(a) formulate and implement the organizational structures of their respective offices;

(b) fix and determine the salaries, allowances and other benefits of their Members, employees and consultants, subject to Section 10, Article VI of the Constitution, and whenever public interest so requires, make adjustments and reorganization of positions in the regular personnel with the corresponding transfer of items of appropriations; and

(c) Create new positions in their respective offices:

PROVIDED, That officers and employees whose positions are affected by such adjustments or reorganization shall be granted retirement gratuities and separation pay in accordance with existing laws, which shall be payable from any unexpended balance of, or savings in the appropriations of their respective offices: PROVIDED, FURTHER, That the foregoing changes, reorganization and modifications shall be submitted to the DBM for proper documentation. (GENERAL OBSERVATION - President’s Veto Message, April 15, 2019, Volume I-B, Page 965, R.A. No. 11260)

3. Release of Appropriations. All appropriations authorized for the Senate, the House of Representatives, the commission on Appointments, the Senate and House of Representatives Electoral Tribunals shall be automatically and regularly released.

4. Modification of Allocation for Operational Expenses. Subject to the approval of the Senate President or the Speaker of the House of Representatives, as the case may be, a Member of Congress may modify his allocation for operational expenses to any other expense category: PROVIDED, That the total of said allocation is not exceeded.

5. Revolving Fund for the Reproduction of Legislative Records and Sale of Publications and Products. The revolving fund constituted from the income derived from business-type activities of the Senate and the House of Representatives including sale of publications and other institutional products shall be used to cover the expenses incurred for the said activities in accordance with accounting and auditing rules and regulations.

6. Availability of Appropriations and Cash Allocations. Unexpended quarterly and year-end balances of approved appropriations and cash allocations for the Senate, the House of Representatives, the Senate and the House of Representatives Electoral Tribunals and the Commission on Appointments shall remain valid appropriations and shall continue to be available for expenditure until fully spent and shall remain under their control and accountability, subject to accounting and auditing rules and regulations.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, April 15, 2019, Volume I-B, page 964, R.A. No. 11260)

7. Constitutional Guarantee. In the implementation of the foregoing provisions, the constitutional guarantee of the independence of Congress as a co-equal branch of government must be maintained.

16	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

GENERAL SUMMARY

CONGRESS OF THE PHILIPPINES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. SENATE	₱	2,703,221,000	₱	2,125,193,000	₱	1,431,000,000	₱	6,259,414,000
B. SENATE ELECTORAL TRIBUNAL		211,274,000		59,466,000		5,000,000		275,740,000
C. COMMISSION ON APPOINTMENTS		332,675,000		505,513,000		4,000,000		842,188,000
D. HOUSE OF REPRESENTATIVES		5,383,153,000		7,207,376,000		150,000,000		12,740,529,000
E. HOUSE ELECTORAL TRIBUNAL		135,968,000		59,867,000				195,835,000

TOTAL NEW APPROPRIATIONS, CONGRESS OF THE PHILIPPINES	₱	8,766,291,000	₱	9,957,415,000	₱	1,590,000,000	₱	20,313,706,000

APRIL 29, 2019	OFFICIAL GAZETTE	17
OFFICE OF THE PRESIDENT

A. THE PRESIDENT’S OFFICES

For general administration and support and operations, including locally-funded project(s), as indicated hereunder	₱	6,773,939,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	486,873,000	₱	406,980,000	₱	511,663,000	₱	1,405,516,000
Operations		591,331,000		4,777,092,000				5,368,423,000

PRESIDENTIAL OVERSIGHT PROGRAM		377,764,000		3,624,505,000				4,002,269,000
PRESIDENTIAL ADVISORY PROGRAM		37,887,000		36,263,000				74,150,000
PRESIDENTIAL LEGAL AND LEGISLATIVE SERVICES PROGRAM		39,269,000		10,604,000				49,873,000
PRESIDENTIAL EXECUTIVE STAFF SERVICES PROGRAM		136,411,000		1,105,720,000				1,242,131,000

TOTAL NEW APPROPRIATIONS	₱	1,078,204,000	₱	5,184,072,000	₱	511,663,000	₱	6,773,939,000

Special Provision(s)

1. Reporting and Posting Requirements. The Office of the president (OP) shall submit quarterly reports on its financial and Physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (UPS) or other electronic means for reports not covered by the URS; and

(b) OP’s website.

The OP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

18	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	476,209,000	₱	406,980,000	₱	511,663,000	₱	1,394,852,000
Administration of Personnel Benefits		10,664,000						10,664,000

Sub-total, General Administration and Support		486,873,000		406,980,000		511,663,000		1,405,516,000

Operations
Responsive support services to the Presidency		591,331,000		4,777,092,000				5,368,423,000

PRESIDENTIAL OVERSIGHT PROGRAM		377,764,000		3,624,505,000				4,002,269,000

Issuance of Presidential Directives, Special Powers and Authorities and Clearances		51,021,000		94,266,000				145,287,000
Policy development and formulation on strategic Presidential interventions		110,797,000		190,568,000				301,365,000
Oversight management on national security concerns		29,920,000		3,006,281,000				3,036,201,000
Public assistance and information services		17,278,000		4,302,000				21,580,000
Oversight of general government internal control systems		16,276,000		541,000				16,817,000
Oversight and general government performance monitoring				26,978,000				26,978,000
Project(s)
Locally-Funded Project(s)		152,472,000		301,569,000				454,041,000

Office of the Cabinet Secretary		152,472,000		301,569,000				454,041,000
PRESIDENTIAL ADVISORY PROGRAM		37,887,000		36,263,000				74,150,000

Presidential advisory assistance services		37,887,000		36,263,000				74,150,000
PRESIDENTIAL LEGAL AND LEGISLATIVE SERVICES PROGRAM		39,269,000		10,604,000				49,873,000

Provide legal advice, renew contracts and resolve cases on appeal		39,269,000		1,900,000				41,169,000
Prepare presidential issuances, conduct investigation and render decision on complaint against presidential appointees				8,704,000				8,704,000
PRESIDENTIAL EXECUTIVE STAFF SERVICES PROGRAM		136,411,000		1,105,720,000				1,242,131,000

Local/foreign missions and state visits		12,771,000		830,925,000				843,696,000
Presidential security and close-in functions		48,969,000		22,662,000				71,631,000

APRIL 29, 2019	OFFICIAL GAZETTE	19
OFFICE OF THE PRESIDENT

Management of special events and internal house affair		74,671,000		252,133,000				326,804,000

Sub-total, Operations		591,331,000		4,777,092,000				5,368,423,000

TOTAL NEW APPROPRIATIONS	₱	1,078,204,000	₱	5,184,072,000	₱	511,663,000	₱	6,773,939,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	404,388

Total Permanent Positions	404,388

Other Compensation Common to All
Personnel Economic Relief Allowance	19,872
Representation Allowance	9,558
Transportation Allowance	9,558
Clothing and Uniform Allowance	4,968
Mid-Year Bonus - Civilian	33,699
Year End Bonus	33,699
Cash Gift	4,140
Productivity Enhancement Incentive	4,140
Step Increment	1,010

Total Other Compensation Common to All	120,644

Other Compensation for Specific Groups
Longevity Pay	997

Total Other Compensation for Specific Groups	997

Other Benefits
PAG-IBIG Contributions	995
PhilHealth Contributions	3,630
Employees Compensation Insurance Premiums	995
Retirement Gratuity	4,804
Terminal Leave	5,860

Total Other Benefits	16,284

Non-Permanent Positions	535,891

Total Personnel Services	1,078,204

20	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance and other Operating Expenses
Travelling Expenses	795,802
Training and Scholarship Expenses	75,453
Supplies and materials Expenses	254,547
Utility Expenses	132,476
Communication Expenses	140,409
Awards/Rewards and Prizes	5,500
Survey, Research, Exploration and Development Expenses	247
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	1,250,000
Extraordinary and Miscellaneous Expenses	13,831
Intelligence Expenses	1,250,000
Professional Services	386,265
General Services	47,314
Repairs and Maintenance	257,291
Financial Assistance/Subsidy	17,213
Taxes, Insurance Premiums and Other Fees	20,026
Other Maintenance and Operating Expenses
Advertising Expenses	9,250
Printing and Publication Expenses	11,445
Representation Expenses	357,116
Transportation and Delivery Expenses	854
Rent/Lease Expenses	143,409
Membership Dues and Contributions to Organizations	3,850
Subscription Expenses	11,754

Total Maintenance and Other Operating Expenses	5,184,072

Total Current Operating Expenditures	6,262,276

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	8,600
Buildings and Other Structures	282,000
Machinery and Equipment Outlay	100,113
Transportation Equipment Outlay	94,260
Furniture, Fixtures and Books Outlay	9,300
Other Property Plant and Equipment Outlay	16,500
Intangible Assets Outlay	890

Total Capital Outlays	511,663

TOTAL NEW APPROPRIATIONS	6,773,939

APRIL 29, 2019	OFFICIAL GAZETTE	21
OFFICE OF THE PRESIDENT

GENERAL SUMMARY

OFFICE OF THE PRESIDENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. THE PRESIDENT’S OFFICES	₱	1,078,204,000	₱	5,184,072,000	₱	511,663,000	₱	6,773,939,000

TOTAL NEW APPROPRIATIONS, OFFICE OF THE PRESIDENT	₱	1,078,204,000	₱	5,184,072,000	₱	511,663,000	₱	6,773,939,000

22	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

III. OFFICE OF THE VICE-PRESIDENT

For general administration and support, and operations, as indicated hereunder	₱	663,381,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	30,112,000	₱	21,231,000	₱	13,000,000	₱	64,343,000
Operations		70,147,000		528,891,000				599,038,000

GOOD GOVERNANCE PROGRAM		70,147,000		528,891,000				599,038,000

TOTAL NEW APPROPRIATIONS	₱	100,259,000	₱	550,122,000	₱	13,000,000	₱	663,381,000

Special Provision(s)

1. Special Duty Allowance for the Vice Presidential Security Detachment. The amount of Five Million Seven Hundred Thousand Pesos (₱5,700,000) appropriated herein shall be used for the payment of special duty allowance of the Vice Presidential Security Detachment composed of uniformed personnel from the Philippine National Police and the Armed Forces of the Philippines. The rate of the special duty allowance stall not exceed the rate authorized for the Presidential Security Group.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, April 15, 2019, Volume I-B, page 964, R.A. No. 11260)

2. Reporting and Posting Requirements. The Office of the vice-President (OVP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) OVP’s website.

The OVP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	30,112,000	₱	21,231,000	₱	13,000,000	₱	64,343,000

Sub-total, General Administration and Support		30,112,000		21,231,000		13,000,000		64,343,000

Operations
Enhanced strategic partnership and advocacy on good governance		70,147,000		528,891,000				599,038,000

APRIL 29, 2019	OFFICIAL GAZETTE	23
OFFICE OF THE VICE-PRESIDENT

GOOD GOVERNANCE PROGRAM		70,147,000		528,891,000				599,038,000

Good Governance Engagements and Social Service Projects		70,147,000		528,891,000				599,038,000

Sub-total, Operations		70,147,000		528,891,000				599,038,000

TOTAL NEW APPROPRIATIONS	₱	100,259,000	₱	550,122,000	₱	13,000,000	₱	663,381,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	68,105

Total Permanent Positions	68,105

Other Compensation Common to All
Personnel Economic Relief Allowance	2,784
Representation Allowance	1,110
Transportation Allowance	1,110
Clothing and Uniform Allowance	696
Mid-Year Bonus - Civilian	5,676
Year End Bonus	5,676
Cash Gift	580
Productivity Enhancement Incentive	580
Step Increment	170

Total Other Compensation Common to All	18,382

Other Benefits
PAG-IBIG Contributions	139
PhilHealth Contributions	619
Employees Compensation Insurance Premiums	139

Total Other Benefits	897

Other Compensation for Specific Groups
Special Duty Allowance - Military/Uniformed Personnel	5,700

Total Other Compensation for Specific Groups	5,700

Non-Permanent Positions	7,175

Total Personnel Services	100,259

24	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance and Other Operating Expenses
Travelling Expenses	25,000
Training and Scholarship Expenses	2,000
Supplies and Materials Expenses	15,500
Utility Expenses	7,000
Communication Expenses	5,780
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	548
Professional Services	32,994
General Services	10,500
Repairs and Maintenance	7,523
Repairs and Maintenance of Leased Assets	4,000
Financial Assistance/Subsidy	397,602
Taxes, Insurance Premiums and Other Fees	405
Other Maintenance and Operating Expenses
Representation Expenses	27,049
Rent/Lease Expenses	12,000
Subscription Expenses	2,221

Total Maintenance and other Operating Expenses	550,122

Total Current Operating Expenditures	650,381

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	3,000
Machinery and Equipment Outlay	6,536
Intangible Assets Outlay	3,464

Total Capital Outlays	13,000

TOTAL NEW APPROPRIATIONS	663,381

APRIL 29, 2019	OFFICIAL GAZETTE	25
OFFICE OF THE VICE-PRESIDENT

GENERAL SUMMARY

OFFICE OF THE VICE-PRESIDENT

	Current Operating Expenditures
	Personal Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE VICE-PRESIDENT	₱	100,259,000	₱	550,122,000	₱	13,000,000	₱	663,381,000

TOTAL NEW APPROPRIATIONS, OFFICE OF THE VICE-PRESIDENT	₱	100,259,000	₱	550,122,000	₱	13,000,000	₱	663,381,000

26	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

IV. DEPARTMENT OF AGRARIAN REFORM

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, operations and for programs and projects in support of the Comprehensive Agrarian Reform Program, as indicated hereunder	₱	7,832,478,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	521,395,000	₱	1,329,385,000	₱	38,704,000	₱	1,889,484,000
Support to Operations		562,751,000		162,258,000				725,009,000
Operations		3,054,458,000		2,054,271,000		109,256,000		5,217,985,000

LAND TENURE SECURITY PROGRAM		2,063,215,000		406,846,000		2,000,000		2,472,061,000
AGRARIAN JUSTICE DELIVERY PROGRAM		382,916,000		423,136,000				806,052,000
AR BENEFICIARIES DEVELOPMENT AND SUSTAINABILITY PROGRAM		608,327,000		1,224,289,000		107,256,000		1,939,872,000

TOTAL NEW APPROPRIATIONS	₱	4,138,604,000	₱	3,545,914,000	₱	147,960,000	₱	7,832,478,000

Special Provision(s)

1. Comprehensive Agrarian Reform Program. The total amount of Seven Billion Eight Hundred Thirty Two Million Four Hundred Seventy Eight Thousand Pesos (₱7,832,478,000) appropriated herein shall be used in support of the Comprehensive Agrarian Reform Program (CARP). This shall include, among others, the following purposes with their corresponding amounts:

(a) Three Billion Two Hundred Seventy One Million Three Hundred Twenty Nine Thousand Pesos (₱3,271,329,000) for Land Acquisition and Distribution and for Agrarian Justice Delivery, and Six Million Seven Hundred Eighty Four Thousand Pesos (₱6,784,000) for Land Owner’s Compensation.

Land Owner’s Compensation shall be released to the Land Bank of the Philippines, through the BTr, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987 and other documents required by DBM.

These amounts shall be supplemented by specific appropriations in this Act lodged under the budgets of the following CARP implementing agencies:

DENR-OSEC	₱	82,361,000
DOJ-LRA		209,793,000

TOTAL	₱	292,154,000

(b) One Billion Nine Hundred Thirty Nine Million Eight Hundred Seventy Two Thousand Pesos (₱1,939,872,000) for the Program Beneficiaries Development which will also be in support of the programs and projects of the Agriculture and Fisheries Modernization Program.

APRIL 29, 2019	OFFICIAL GAZETTE	27
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This amount shall be supplemented by specific appropriations in this Act lodged in the budgets of the various CARP implementing agencies, as follows:

DENR-OSEC	₱	144,772,000
DTI-OSEC		111,035,000
NIA		528,549,000

TOTAL	₱	784,356,000

Release of funds for CARP implementing agencies shall be approved by the Presidential Agrarian Reform Council (PARC) in accordance with E.O. No. 229, s. 1987 and R.A. No. 6657, as amended by R.A. Nos. 8532 and 9700, and endorsed by PARC Executive Committee to the DBM.

2. Farmers’ Amortization Payments. Collections from farmers’ amortization for agrarian reform receivables and loan repayments at the Land Bank of the Philippines, including a portion of advance remittances by farmers certified as agrarian reform receivables, shall be deposited with the National Treasury as income of the General Fund.

3. Climate Change Adaptation and Mitigation. The Department of Agrarian Reform (DAR), in coordination with the Climate Change Commission, shall provide support to all Agrarian Reform Communities (ARCs) to strengthen their climate resilience, through the conduct of climate and disaster risk assessments, provision of capacity-building on value-adding activities and non-farm livelihood options, enhancing access to innovative agricultural insurance coverage such as weather index-based insurance, and enhancing their capacity to adopt climate-resilient technologies. The DAR shall also capacitate the ARCs in the use of renewable energy and energy efficiency, ecological solid waste management, and sustainable land use such as organic farming approaches and the use of rainwater catchments.

4. Land Distribution Security Program. The DAR shall ensure land distribution and farmers installation in provinces where private land distribution records the lowest achievement and largest backlogs.

5. Review and Evaluation of DAR Land Distribution Targets. The DAR, in consultation with the National Economic and Development Authority, shall initiate the review and evaluation of DAR land distribution targets as mandated under the Philippine Development Plan 2017-2022. A report on the result of the review and evaluation shall be submitted to Congress and posted in the DAR website.

6. Beneficiaries Development Program. In preparation for the implementation of the Rice Tariffication Law, the DAR shall ensure that the list of farmer beneficiaries, original awardees including their heirs who are actually tilling or managing the lands in rice areas, is updated to be used as basis in the distribution of farmers’ beneficiary programs and support services. Updating of list of farmer beneficiaries or their heirs shall also include farmers in non-rice areas. The DAR shall also include farmer beneficiaries who have not yet received any form of support from the DAR since their installation in awarded lands in its priority for farmer beneficiary development.

7. Reporting and Posting Requirements. The DAR shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DAR’s website.

The DAR shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the Date of compliance with this requirement.

8. Appropriations for Activities and Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	477,587,000	₱	1,329,385,000	₱	38,704,000	₱	1,845,676,000

National Capital Region (NCR)		458,548,000		369,270,000		34,504,000		862,322,000

Central Office		458,548,000		369,270,000		34,504,000		862,322,000

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Region I - Ilocos		34,424,000		34,424,000

Regional Office I - Proper		14,215,000		14,215,000
PARO - Ilocos Norte		3,714,000		3,714,000
PARO - Ilocos Sur		5,698,000		5,698,000
PARO - La Union		5,207,000		5,207,000
PARO - Pangasinan		5,590,000		5,590,000
Cordillera Administrative Region (CAR)		40,000,000		40,000,000

CAR - Proper		21,753,000		21,753,000
PARO - Abra		3,108,000		3,108,000
PARO - Apayao		2,000,000		2,000,000
PARO - Banquet		4,000,000		4,000,000
PARO - Ifugao		2,868,000		2,868,000
PARO - Kalinga		4,000,000		4,000,000
PARO - Mt. Province		2,271,000		2,271,000
Region II - Cagayan Valley	476,000	52,570,000		53,046,000

Regional Office II - Proper		21,030,000		21,030,000
PARO - Batanes		630,000		630,000
PARO - Cagayan	476,000	7,595,000		8,071,000
PARO - Isabela		13,500,000		13,500,000
PARO - Nueva Viscaya		6,440,000		6,440,000
PARO - Quirino		3,375,000		3,375,000
Region III - Central Luzon		52,210,000	2,100,000	54,310,000

Regional Office III - Proper		14,519,000		14,519,000
PARO - Aurora		3,897,000		3,897,000
PARO - Bataan		3,556,000		3,556,000
PARO - Bulacan		6,721,000	2,100,000	8,821,000
PARO - Nueva Ecija		9,936,000		9,936,000
PARO - Pampanga		5,453,000		5,453,000
PARO - Tarlac		5,187,000		5,187,000
PARO - Zambales		2,941,000		2,941,000

APRIL 29, 2019	OFFICIAL GAZETTE	29
DEPARTMENT OF AGRARIAN REFORM

Region IVA - CALABARZON	3,453,000	71,921,000		75,374,000

Regional Office IVA - Proper	259,000	27,471,000		27,730,000
PARO - Batangas	490,000	8,200,000		8,690,000
PARO - Cavite	501,000	6,750,000		7,251,000
PARO - Laguna	495,000	6,300,000		6,795,000
PARO - Quezon I	495,000	6,300,000		6,795,000
PARO - Quezon II	493,000	9,350,000		9,843,000
PARO - Rizal	720,000	7,550,000		8,270,000
Region IVB - MIMAROPA		51,603,000		51,603,000

Regional Office IVB - Proper		19,146,000		19,146,000
PARO - Marinduque		4,581,000		4,581,000
PARO - Mindoro Occidental		7,600,000		7,600,000
PARO - Mindoro Oriental		8,149,000		8,149,000
PARO - Palawan		7,134,000		7,134,000
PARO - Romblon		4,993,000		4,993,000
Region V - Bicol	476,000	81,917,000	2,100,000	84,493,000

Regional Office V - Proper		16,555,000		16,555,000
PARO - Albay		9,123,000		9,123,000
PARO - Camarines Norte		9,393,000		9,393,000
PARO - Camarines Sur	476,000	27,015,000		27,491,000
PARO - Catanduanes		4,801,000		4,801,000
PARO - Masbate		7,785,000	2,100,000	9,885,000
PARO - Sorsogon		7,245,000		7,245,000
Region VI - Western Visayas		88,826,000		88,826,000

Regional Office VI - Proper		22,449,000		22,449,000
PARO - Aklan		7,377,000		7,377,000
PARO - Antique		4,112,000		4,112,000
PARO - Capiz		7,574,000		7,574,000
PARO - Guimaras		3,631,000		3,631,000
PARO - Iloilo		9,877,000		9,877,000
PARO - Negros Occidental		33,806,000		33,806,000

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Region VII - Central Visayas		63,309,000	63,309,000

Regional Office VII - Proper		26,554,000	26,554,000
PARO - Bohol		11,180,000	11,180,000
PARO - Cebu		11,045,000	11,045,000
PARO - Negros Oriental		12,326,000	12,326,000
PARO - Siquijor		2,204,000	2,204,000
Region VIII - Eastern Visayas		88,174,000	88,174,000

Regional Office VIII - Proper		35,612,000	35,612,000
PARO - Biliran		2,843,000	2,843,000
PARO - Eastern Samar		7,108,000	7,108,000
PARO - Leyte		19,100,000	19,100,000
PARO - Northern Samar		7,839,000	7,839,000
PARO - Samar		9,328,000	9,328,000
PARO - Southern Leyte		6,344,000	6,344,000
Region IX - Zamboanga Peninsula		49,971,000	49,971,000

Regional Office IX - Proper		20,239,000	20,239,000
PARO - Zamboanga del Norte		9,468,000	9,468,000
PARO - Zamboanga del Sur		10,345,000	10,345,000
PARO - Zamboanga Sibugay		9,919,000	9,919,000
Region X - Northern Mindamao		67,223,000	67,223,000

Regional Office X - Proper		19,229,000	19,229,000
PARO - Bukidnon		10,756,000	10,756,000
PARO - Camiguin		2,689,000	2,689,000
PARO - Lanao del Norte		13,445,000	13,445,000
PARO - Misamis Occidental		9,004,000	9,004,000
PARO - Misamis Oriental		12,100,000	12,100,000
Region XI - Davao	14,634,000	65,726,000	80,360,000

Regional Office XI - Proper		19,196,000	19,196,000
PARO - Compostela Valley	3,149,000	10,201,000	13,350,000

APRIL 29, 2019	OFFICIAL GAZETTE	31
DEPARTMENT OF AGRARIAN REFORM

PARO - Davao City		7,418,000		7,418,000
PARO - Davao del Sur	2,467,000	12,606,000		15,073,000
PARO - Davao Oriental	3,911,000	7,932,000		11,843,000
PARO - Davao Province (del Norte)	5,107,000	8,373,000		13,480,000
Region XII - SOCCSKSARGEN		66,216,000		66,216,000

Regional Office XII - Proper		27,952,000		27,952,000
PARO - Cotabato Province (North)		10,973,000		10,973,000
PARO - Sarangani		8,541,000		8,541,000
PARO - South Cotabato		12,588,000		12,588,000
PARO - Sultan Kudarat		6,162,000		6,162,000
Region XIII - CARAGA		53,075,000		53,075,000

Regional Office XIII - Proper		16,943,000		16,943,000
PARO - Agusan del Norte		7,427,000		7,427,000
PARO - Agusan del Sur		10,019,000		10,019,000
PARO - Surigao del Norte		9,261,000		9,261,000
PARO - Surigao del Sur		9,425,000		9,425,000
Autonomous Region in Muslim Mindanao (ARMM)		32,950,000		32,950,000

ARMM Regional Office - Proper		12,383,000		12,383,000
PARO - Basilan		5,185,000		5,185,000
PARO - Lanao del Sur		4,142,000		4,142,000
PARO - Maguindanao		3,449,000		3,449,000
PARO - Sulu		4,373,000		4,373,000
PARO - Tawi-Tawi		3,418,000		3,418,000
Administration of Personnel Benefits	43,808,000			43,808,000

National Capital Region (NCR)	43,808,000			43,808,000

Central Office	43,808,000			43,808,000

Sub-total, General Administration and Support	521,395,000	1,329,385,000	38,704,000	1,889,484,000

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Support to Operations
Policy Formulation, Planning, Monitoring and Evaluation, Information Management, and Systems Development	511,770,000	129,898,000	641,668,000

National Capital Region (NCR)	40,092,000	129,898,000	169,990,000

Central Office	40,092,000	129,898,000	169,990,000
Region I - Ilocos	30,992,000		30,992,000

Regional Office I - Proper	10,775,000		10,775,000
PARO - Ilocos Norte	4,596,000		4,596,000
PARO - Ilocos Sur	5,376,000		5,376,000
PARO - La Union	5,651,000		5,651,000
PARO - Pangasinan	4,594,000		4,594,000
Cordillera Administrative Region (CAR)	31,924,000		31,924,000

CAR - Proper	9,071,000		9,071,000
PARO - Abra	4,625,000		4,625,000
PARO - Apayao	3,279,000		3,279,000
PARO - Benguet	4,191,000		4,191,000
PARO - Ifugao	4,700,000		4,700,000
PARO - Kalinga	3,205,000		3,205,000
PARO - Mt. Province	2,853,000		2,853,000
Region II - Cagayan Valley	28,068,000		28,068,000

Regional Office II - Proper	7,162,000		7,162,000
PARO - Batanes	3,834,000		3,834,000
PARO - Cagayan	4,381,000		4,381,000
PARO - Isabela	5,262,000		5,262,000
PARO - Nueva Viscaya	4,427,000		4,427,000
PARO - Quirino	3,002,000		3,002,000
Region III - Central Luzon	45,881,000		45,881,000

Regional Office III - Proper	10,898,000		10,898,000
PARO - Aurora	6,382,000		6,382,000

APRIL 29, 2019	OFFICIAL GAZETTE	33
DEPARTMENT OF AGRARIAN REFORM

PARO - Bataan	5,796,000	5,796,000
PARO - Bulacan	5,904,000	5,904,000
PARO - Nueva Ecija	6,286,000	6,286,000
PARO - Pampanga	4,361,000	4,361,000
PARO - Tarlac	4,829,000	4,829,000
PARO - Zambales	1,425,000	1,425,000
Region IVA - CALABARZON	27,166,000	27,166,000

Regional Office IVA - Proper	7,783,000	7,783,000
PARO - Batangas	3,332,000	3,332,000
PARO - Cavite	4,421,000	4,421,000
PARO - Laguna	2,846,000	2,846,000
PARO - Quezon I	2,665,000	2,665,000
PARO - Quezon II	3,565,000	3,565,000
PARO - Rizal	2,554,000	2,554,000
Region IVB - MIMAROPA	28,234,000	28,234,000

Regional Office IVB - Proper	7,495,000	7,495,000
PARO - Marinduque	3,111,000	3,111,000
PARO - Mindoro Occidental	4,723,000	4,723,000
PARO - Mindoro Oriental	3,439,000	3,439,000
PARO - Palawan	4,850,000	4,850,000
PARO - Romblon	4,616,000	4,616,000
Region V - Bicol	45,543,000	45,543,000

Regional Office V - proper	14,313,000	14,313,000
PARO - Albay	6,408,000	6,408,000
PARO - Camarines Norte	5,361,000	5,361,000
PARO - Camarines Sur	7,169,000	7,169,000
PARO - Catanduanes	4,736,000	4,736,000
PARO - Masbate	3,133,000	3,133,000
PARO - Sorsogon	4,423,000	4,423,000

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Region VI - Western Visayas	35,576,000	35,576,000

Regional Office VI - Proper	10,751,000	10,751,000
PARO - Aklan	3,193,000	3,193,000
PARO - Antique	2,750,000	2,750,000
PARO - Capiz	4,666,000	4,666,000
PARO - Guimaras	4,510,000	4,510,000
PARO - Iloilo	3,887,000	3,887,000
PARO - Negros Occidental	5,819,000	5,819,000
Region VII - Central Visayas	22,249,000	22,249,000

Regional Office VII - Proper	8,312,000	8,312,000
PARO - Bohol	4,938,000	4,938,000
PARO - Cebu	4,767,000	4,767,000
PARO - Negros Oriental	3,719,000	3,719,000
PARO - Siquijor	513,000	513,000
Region VIII - Eastern Visayas	34,612,000	34,612,000

Regional Office VIII - Proper	11,805,000	11,805,000
PARO - Biliran	769,000	769,000
PARO - Eastern Samar	4,560,000	4,560,000
PARO - Leyte	4,655,000	4,655,000
PARO - Northern Samar	3,660,000	3,660,000
PARO - Samar	3,897,000	3,897,000
PARO - Southern Leyte	5,266,000	5,266,000
Region IX - Zamboanga Peninsula	23,776,000	23,776,000

Regional Office IX - Proper	11,941,000	11,941,000
PARO - Zamboanga del Norte	3,504,000	3,504,000
PARO - Zamboanga del Sur	6,123,000	6,123,000
PARO - Zamboanga Sibugay	2,208,000	2,208,000
Region X - Northern Mindanao	34,576,000	34,576,000

Regional Office X - Proper	12,452,000	12,452,000
PARO - Bukidnon	6,127,000	6,127,000

APRIL 29, 2019	OFFICIAL GAZETTE	35
DEPARTMENT OF AGRARIAN REFORM

PARO - Camiguin	550,000		550,000
PARO - Lanao del Norte	5,166,000		5,166,000
PARO - Misamis Occidental	5,177,000		5,177,000
PARO - Misamis Oriental	5,104,000		5,104,000
Region XI - Davao	13,673,000		13,673,000

Regional Office XI - Proper	10,365,000		10,365,000
PARO - Davao City	3,308,000		3,308,000
Region XII - SOCCSKSARGEN	10,928,000		10,928,000

Regional Office XII - Proper	10,928,000		10,928,000
Region XIII - CARAGA	28,243,000		28,243,000

Regional Office XIII - Proper	8,224,000		8,224,000
PARO - Agusan del Norte	5,584,000		5,584,000
PARO - Agusan del Sur	5,329,000		5,329,000
PARO - Surigao del Norte	5,427,000		5,427,000
PARO - Surigao del Sur	3,679,000		3,679,000
Autonomous Region in Muslim Mindanao (ARMM)	30,237,000		30,237,000

PARO - Basilan	4,692,000		4,692,000
PARO - Lanao del Sur	6,073,000		6,073,000
PARO - Maguindanao	3,616,000		3,616,000
PARO - Sulu	8,361,000		8,361,000
PARO - Tawi-Tawi	7,495,000		7,495,000
Agrarian Reform Information Education	50,981,000	32,360,000	83,341,000

National Capital Region (NCR)	14,359,000	32,360,000	46,719,000

Central Office	14,359,000	32,360,000	46,719,000
Autonomous Region in Muslin Mindanao (ARMM)	36,622,000		36,622,000

PARO - Basilan	6,480,000		6,480,000
PARO - Lanao del Sur	7,609,000		7,609,000

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PARO - Maguindanao	8,318,000			8,318,000
PARO - Sulu	7,529,000			7,529,000
PARO - Tawi-Tawi	6,686,000			6,686,000

Sub-total, Support to Operations	562,751,000	162,258,000		725,009,000

Operations	3,054,458,000	2,054,271,000	109,256,000	5,217,985,000

Tiller’s Security of Tenure Ensured	2,063,215,000	406,846,000	2,000,000	2,472,061,000

LAND TENURE SECURITY PROGRAM	2,063,215,000	406,846,000	2,000,000	2,472,061,000

Land Acquisition and Distribution (LAD)	1,998,103,000	205,360,000	2,000,000	2,205,463,000

National Capital Region (NCR)		174,000	2,000,000	2,174,000

Central Office		174,000	2,000,000	2,174,000
Region I - Ilocos	31,385,000			31,385,000

Regional Office I - Proper	1,241,000			1,241,000
PARO - Ilocos Norte	6,462,000			6,462,000
PARO - Ilocos Sur	12,324,000			12,324,000
PARO - La Union	7,286,000			7,286,000
PARO - Pangasinan	4,072,000			4,072,000
Cordillera Administrative Region (CAR)	44,392,000	2,088,000		46,480,000

CAR - Proper	5,144,000			5,144,000
PARO - Abra	6,464,000			6,464,000
PARO - Apayao	4,498,000	1,402,000		5,900,000
PARO - Benguet	8,457,000	5,000		8,462,000
PARO - Ifugao	6,376,000	164,000		6,540,000
PARO - Kalinga	6,824,000	517,000		7,341,000
PARO - Mt. Province	6,629,000			6,629,000
Region II - Cagayan Valley	126,205,000	12,595,000		138,800,000

Regional Office II - Proper	4,051,000			4,051,000
PARO - Batanes	7,581,000			7,581,000
PARO - Cagayan	18,348,000	2,450,000		20,798,000
PARO - Isabela	71,612,000	7,117,000		78,729,000

APRIL 29, 2019	OFFICIAL GAZETTE	37
DEPARTMENT OF AGRARIAN REFORM

PARO - Nueva Viscaya	21,036,000	3,028,000	24,064,000
PARO - Quirino	3,577,000		3,577,000
Region III - Central Luzon	80,925,000	3,461,000	84,386,000

Regional Office III - Proper	4,797,000		4,797,000
PARO - Aurora	4,013,000		4,013,000
PARO - Bataan	6,573,000	273,000	6,846,000
PARO - Bulacan	15,605,000	255,000	15,860,000
PARO - Nueva Ecija	23,342,000	1,546,000	24,888,000
PARO - Pampanga	11,442,000	284,000	11,726,000
PARO - Tarlac	6,331,000	988,000	7,319,000
PARO - Zambales	8,822,000	115,000	8,937,000
Region IVA - CALABARZON	112,180,000	7,518,000	119,698,000

Regional Office IVA - Proper	2,494,000		2,494,000
PARO - Batangas	27,140,000	457,000	27,597,000
PARO - Cavite	8,884,000	411,000	9,295,000
PARO - Laguna	10,676,000	307,000	10,983,000
PARO - Quezon I	13,735,000	812,000	14,547,000
PARO - Quezon II	33,595,000	5,296,000	38,891,000
PARO - Rizal	15,656,000	235,000	15,891,000
Region IVB - MIMAROPA	60,117,000	309,000	60,426,000

Regional Office IVB - Proper	7,358,000		7,358,000
PARO - Marinduque	10,725,000	2,000	10,727,000
PARO - Mindoro Occidental	2,963,000	225,000	3,188,000
PARO - Mindoro Oriental	13,306,000	78,000	13,384,000
PARO - Palawan	20,881,000	4,000	20,885,000
PARO - Romblon	4,884,000		4,884,000
Region V - Bicol	207,231,000	34,786,000	242,017,000

Regional Office V - Proper	6,884,000		6,884,000
PARO - Albay	32,846,000	6,023,000	38,869,000
PARO - Camarines Norte	22,841,000	2,358,000	25,199,000

38	OFFICIAL GAZETTE	VOL. 115, NO. 17
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PARO - Camarines Sur	62,089,000	10,610,000	72,699,000
PARO - Catanduanes	4,762,000		4,762,000
PARO - Masbate	51,277,000	12,453,000	63,730,000
PARO - Sorsogon	26,532,000	3,342,000	29,874,000
Region VI - Western Visayas	261,042,000	77,581,000	338,623,000

Regional Office VI - Proper	4,958,000		4,958,000
PARO - Aklan	12,636,000	431,000	13,067,000
PARO - Antique	16,781,000	691,000	17,472,000
PARO - Capiz	28,511,000	1,830,000	30,341,000
PARO - Guimaras	6,384,000	439,000	6,823,000
PARO - Iloilo	35,709,000	4,599,000	40,308,000
PARO - Negros Occidental	156,063,000	69,591,000	225,654,000
Region VII - Central Visayas	114,238,000	9,009,000	123,247,000

Regional Office VII - Proper	6,502,000		6,502,000
PARO - Bohol	33,285,000	2,130,000	35,415,000
PARO - Cebu	33,988,000	50,000	34,038,000
PARO - Negros Oriental	38,996,000	6,829,000	45,825,000
PARO - Siquijor	1,467,000		1,467,000
Region VIII - Eastern Visayas	221,063,000	10,611,000	231,674,000

Regional Office VIII - Proper	6,046,000		6,046,000
PARO - Biliran	2,335,000		2,335,000
PARO - Eastern Samar	25,693,000		25,693,000
PARO - Leyte	99,848,000	9,451,000	109,299,000
PARO - Northern Samar	24,428,000	870,000	25,298,000
PARO - Samar	43,515,000	35,000	43,550,000
PARO - Southern Leyte	19,198,000	255,000	19,453,000
Region IX - Zamboanga Peninsula	83,663,000	1,846,000	85,509,000

Regional Office IX - Proper	7,133,000		7,133,000
PARO - Zamboanga del Norte	26,388,000	765,000	27,153,000
PARO - Zamboanga del Sur	25,502,000	286,000	25,788,000

APRIL 29, 2019	OFFICIAL GAZETTE	39
DEPARTMENT OF AGRARIAN REFORM

PARO - Zamboanga Sibugay	24,640,000	795,000	25,435,000
Region X - Northern Mindanao	130,245,000	4,870,000	135,115,000

Regional Office X - Proper	5,285,000		5,285,000
PARO - Bukidnon	36,832,000	3,157,000	39,989,000
PARO - Camiguin	4,402,000		4,402,000
PARO - Lanao del Norte	48,760,000	1,607,000	50,367,000
PARO - Misamis Occidental	11,596,000		11,596,000
PARO - Misamis Oriental	23,370,000	106,000	23,476,000
Region XI - Davao	95,127,000	2,105,000	97,232,000

Regional Office XI - Proper	6,895,000		6,895,000
PARO - Compostela Valley	20,599,000	69,000	20,668,000
PARO - Davao City	14,894,000	606,000	15,500,000
PARO - Davao del Sur	15,311,000	453,000	15,764,000
PARO - Davao Oriental	19,891,000		19,891,000
PARO - Davao Province (del Norte)	17,537,000	977,000	18,514,000
Region XII - SOCCSKSARGEN	217,831,000	25,662,000	243,493,000

Regional Office XII - Proper	11,374,000		11,374,000
PARO - Cotabato Province (North)	84,209,000	8,281,000	92,490,000
PARO - Sarangani	29,942,000	2,172,000	32,114,000
PARO - South Cotabato	52,427,000	13,523,000	65,950,000
PARO - Sultan Kudarat	39,879,000	1,686,000	41,565,000
Region XIII - CARAGA	109,725,000	4,796,000	114,521,000

Regional Office XIII - Proper	4,097,000		4,097,000
PARO - Agusan del Norte	15,079,000	549,000	15,628,000
PARO - Agusan del Sur	39,454,000	1,626,000	41,080,000
PARO - Surigao del Norte	19,480,000		19,480,000
PARO - Surigao del Sur	31,615,000	2,621,000	34,236,000
Autonomous Region in Muslim Mindanao (ARMM)	102,734,000	7,949,000	110,683,000

PARO - Basilan	14,207,000	2,581,000	16,788,000
PARO - Lanao del Sur	31,875,000		31,875,000

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GENERAL APPROPRIATIONS ACT, FY 2019

PARO - Maguindanao	17,357,000		17,357,000
PARO - Sulu	21,999,000	5,368,000	27,367,000
PARO - Tawi-Tawi	17,296,000		17,296,000
Non-Land Transfer Activities		8,386,000	8,386,000

Region I - Ilocos		430,000	430,000

PARO - Ilocos Norte		61,000	61,000
PARO - Ilocos Sur		123,000	123,000
PARO - La Union		123,000	123,000
PARO - Pangasinan		123,000	123,000
Cordillera Administrative Region (CAR)		177,000	177,000

CAR - Abra		55,000	55,000
PARO - Apayao		55,000	55,000
PARO - Ifugao		12,000	12,000
PARO - Kalinga		55,000	55,000
Region II - Cagayan Valley		147,000	147,000

PARO - Cagayan		61,000	61,000
PARO - Isabela		31,000	31,000
PARO - Nueva Viscaya		18,000	18,000
PARO - Quirino		37,000	37,000
Region III - Central Luzon		91,000	91,000

PARO - Bataan		6,000	6,000
PARO - Bulacan		12,000	12,000
PARO - Nueva Ecija		61,000	61,000
PARO - Pampanga		12,000	12,000
Region IVA - CALABARZON		192,000	192,000

PARO - Batangas		22,000	22,000
PARO - Cavite		9,000	9,000
PARO - Laguna		38,000	38,000
PARO - Quezon I		35,000	35,000

APRIL 29, 2019	OFFICIAL GAZETTE	41
DEPARTMENT OF AGRARIAN REFORM

PARO - Quezon II	72,000	72,000
PARO - Rizal	16,000	16,000
Region IVB - MIMAROPA	7,000	7,000

PARO - Romblon	7,000	7,000
Region V - Bicol	1,559,000	1,559,000

PARO - Albay	307,000	307,000
PARO - Camarines Norte	178,000	178,000
PARO - Camarines Sur	282,000	282,000
PARO - Catanduanes	455,000	455,000
PARO - Masbate	153,000	153,000
PARO - Sorsogon	184,000	184,000
Region VI - Western Visayas	294,000	294,000

PARO - Aklan	61,000	61,000
PARO - Antique	6,000	6,000
PARO - Capiz	89,000	89,000
PARO - Guimaras	9,000	9,000
PARO - Iloilo	74,000	74,000
PARO - Negros Occidental	55,000	55,000
Region VII - Central Visayas	139,000	139,000

PARO - Bohol	45,000	45,000
PARO - Cebu	63,000	63,000
PARO - Negros Oriental	31,000	31,000
Region VIII - Eastern Visayas	2,637,000	2,637,000

PARO - Eastern Samar	736,000	736,000
PARO - Leyte	920,000	920,000
PARO - Northern Samar	184,000	184,000
PARO - Samar	613,000	613,000
PARO - Southern Leyte	184,000	184,000
Region IX - Zanboanga Peninsula	460,000	460,000

PARO - Zanboanga del Norte	61,000	61,000

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GENERAL APPROPRIATIONS ACT, FY 2019

PARO - Zamboanga del Sur		184,000	184,000
PARO - Zamboanga Sibugay		215,000	215,000
Region X - Northern Mindanao		732,000	732,000

PARO - Bukidnon		298,000	298,000
PARO - Lanao del Norte		61,000	61,000
PARO - Misamis Occidental		307,000	307,000
PARO - Misamis Oriental		66,000	66,000
Region XI - Davao		320,000	320,000

PARO - Compostela Valley		70,000	70,000
PARO - Davao del Sur		66,000	66,000
PARO - Davao Oriental		61,000	61,000
PARO - Davao Province (del Norte)		123,000	123,000
Region XII - SOCCSKSARGEN		617,000	617,000

PARO - Cotabato Province (North)		494,000	494,000
PARO - Sultan Kudarat		123,000	123,000
Region XIII - CARAGA		584,000	584,000

PARO - Agusan del Norte		137,000	137,000
PARO - Agusan del Sur		31,000	31,000
PARO - Surigao del Norte		342,000	342,000
PARO - Surigao del Sur		74,000	74,000
Landowners’ Compensation by LBP		6,784,000	6,784,000

National Capital Region (NCR)		6,784,000	6,784,000

Central Office		6,784,000	6,784,000
Post - Land Distribution	367,000	95,108,000	95,475,000

Region I - Ilocos		1,797,000	1,797,000

PARO - Ilocos Norte		523,000	523,000
PARO - Ilocos Sur		74,000	74,000
PARO - La Union		201,000	201,000
PARO - Pangasinan		999,000	999,000

APRIL 29, 2019	OFFICIAL GAZETTE	43
DEPARTMENT OF AGRARIAN REFORM

Cordillera Administrative Region (CAR)	5,246,000	5,246,000

PARO - Abra	1,283,000	1,283,000
PARO - Apayao	450,000	450,000
PARO - Benguet	714,000	714,000
PARO - Ifugao	688,000	688,000
PARO - Kalinga	1,252,000	1,252,000
PARO - Mt. Province	859,000	859,000
Region II - Cagayan Valley	4,271,000	4,271,000

PARO - Batanes	2,000	2,000
PARO - Cagayan	603,000	603,000
PARO - Isabela	1,984,000	1,984,000
PARO - Nueva Viscaya	1,259,000	1,259,000
PARO - Quirino	423,000	423,000
Region III - Central Luzon	2,624,000	2,624,000

PARO - Aurora	26,000	26,000
PARO - Bataan	224,000	224,000
PARO - Bulacan	67,000	67,000
PARO - Nueva Ecija	628,000	628,000
PARO - Pampanga	564,000	564,000
PARO - Tarlac	902,000	902,000
PARO - Zambales	213,000	213,000
Region IVA - CALABARZON	1,498,000	1,498,000

PARO - Batangas	255,000	255,000
PARO - Cavite	39,000	39,000
PARO - Laguna	228,000	228,000
PARO - Quezon I	244,000	244,000
PARO - Quezon II	558,000	558,000
PARO - Rizal	174,000	174,000
Region IVB - MIMAROPA	1,068,000	1,068,000

PARO - Marinduque	137,000	137,000

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GENERAL APPROPRIATIONS ACT, FY 2019

PARO - Mindoro Occidental		114,000	114,000
PARO - Mindoro Oriental		566,000	566,000
PARO - Palawan		192,000	192,000
PARO - Romblon		59,000	59,000
Region V - Bicol		4,579,000	4,579,000

PARO - Albay		1,121,000	1,121,000
PARO - Camarines Norte		285,000	285,000
PARO - Camarines Sur		1,595,000	1,595,000
PARO - Catanduanes		33,000	33,000
PARO - Masbate		927,000	927,000
PARO - Sorsogon		618,000	618,000
Region VI - Western Visayas		10,220,000	10,220,000

PARO - Aklan		433,000	433,000
PARO - Antique		692,000	692,000
PARO - Capiz		1 ,256,000	1,256,000
PARO - Guimaras		845,000	845,000
PARO - Iloilo		988,000	988,000
PARO - Megros Occidental		6,006,000	6,006,000
Region VII - Central Visayas		8,473,000	8,473,000

PARO - Bohol		1,718,000	1,718,000
PARO - Cebu		1,941,000	1,941,000
PARO - Negros Oriental		4,814,000	4,814,000
Region VIII - Eastern Visayas	367,000	8,692,000	9,059,000

Regional Office VIII - Proper	367,000		367,000
PARO - Biliran		247,000	247,000
PARO - Eastern Samar		295,000	295,000
PARO - Leyte		4,828,000	4,828,000
PARO - Northern Samar		743,000	743,000
PARO - Samar		2,317,000	2,317,000
PARO - Southern Leyte		262,000	262,000

APRIL 29, 2019	OFFICIAL GAZETTE	45
DEPARTMENT OF AGRARIAN REFORM

Region IX - Zamboanga Peninsula		5,529,000	5,529,000

PARO - Zamboanga del Norte		722,000	722,000
PARO - Zamboanga del Sur		1,804,000	1,804,000
PARO - Zamboanga Sibugay		3,003,000	3,003,000
Region X - Northern Mindanao		3,618,000	3,618,000

PARO - Bukidnon		918,000	918,000
PARO - Lanao del Norte		1,519,000	1,519,000
PARO - Misamis Occidental		366,000	366,000
PARO - Misamis Oriental		815,000	815,000
Region XI - Davao		6,660,000	6,660,000

PARO - Compostela Valley		1,503,000	1,503,000
PARO - Davao City		319,000	319,000
PARO - Davao del Sur		781,000	781,000
PARO - Davao Oriental		1,198,000	1,198,000
PARO - Davao Province (del Norte)		2,859,000	2,859,000
Region XII - SOCCSKSARGEN		20,492,000	20,492,000

PARO - Cotabato Province (North)		12,242,000	12,242,000
PARO - Sarangani		2,368,000	, 2,368,000
PARO - South Cotabato		2,672,000	2,672,000
PARO - Sultan Kudarat		3,210,000	3,210,000
Region XIII - CARAGA		7,938,000	7,938,000

PARO - Agusan del Norte		1,396,000	1,396,000
PARO - Agusan del Sur		2,908,000	2,908,000
PARO - Surigao del Norte		2,694,000	2,694,000
PARO - Surigao del Sur		940,000	940,000
Autonomous Region in Muslim Mindanao (ARMM)		2,403,000	2,403,000

PARO - Basilan		2,403,000	2,403,000
Supervision and Management and Processes Relative to Land Tenure Security Program	64,745,000	91,208,000	155,953,000

National Capital Region (NCR)	37,950,000	61,208,000	99,158,000

Central Office	37,950,000	61,208,000	99,158,000

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GENERAL APPROPRIATIONS ACT, FY 2019

Region I - Ilocos		217,000	217,000

Regional Office I - Proper		217,000	217,000
Cordillera Administrative Region (CAR)		730,000	730,000

CAR - Proper		730,000	730,000
Region II - Cagayan Valley	10,617,000	1,653,000	12,270,000

Regional Office II - Proper	281,000	1,653,000	1,934,000
PARO - Quirino	10,336,000		10,336,000
Region III - Central Luzon		601,000	601,000

Regional Office III - Proper		601,000	601,000
Region IVA - CALARBAZON		895,000	895,000

Regional Office IVA - Proper		895,000	895,000
Region IVB - MIMAROPA		135,000	135,000

Regional Office IVB - Proper		135,000	135,000
Region V - Bicol	1,560,000	3,977,000	5,537,000

Regional Office V - Proper		3,977,000	3,977,000
PARO - Albay	912,000		912,000
PARO - Camarines Sur	648,000		648,000
Region VI - Western Visayas		8,561,000	8,561,000

Regional Office VI - Proper		8,561,000	8,561,000
Region VII - Central Visayas		1,713,000	1,713,000

Regional Office VII - Proper		1,713,000	1,713,000
Region VIII - Eastern Visayas	14,618,400	2,132,000	16,750,000

Regional Office VIII - Proper		2,132,000	2,132,000
PARO - Leyte	315,000		315,000
PARO - Northern Samar	14,303,000		14,303,000
Region IX - Zamboanga Peninsula		762,000	762,000

Regional Office IX - Proper		762,000	762,000
Region X - Northern Mindanao		896,000	896,000

Regional Office X - Proper		896,000	896,000
Region XI - Davao		883,000	883,000

APRIL 29, 2019	OFFICIAL GAZETTE	47
DEPARTMENT OF AGRARIAN REFORM

Regional Office XI - Proper		883,000	883,000
Region XII - SOCCSKARGEN		4,545,000	4,545,000

Regional Office XII - Proper		4,545,000	4,545,000
Region XIII - CARAGA		1,294,000	1,294,000

Regional Office XIII - Proper		1,294,000	1,294,000
Autonomous Region in Muslim Mindanao (ARMM)		1,006,000	1,006,000

ARMM Regional Office - Proper		1,006,000	1,006,000
Tiller’s Rights and Welfare Promoted	382,916,000	423,136,000	806,052,000

AGRARIAN JUSTICE DELIVERY PROGRAM	382,916,000	423,136,000	806,052,000

Supervision and management for effective delivery of legal services and adjudication of agrarian reform cases	27,423,000	77,585,000	105,008,000

National Capital Region (NCR)	23,859,000	29,485,000	53,344,000

Central Office	23,859,000	29,485,000	53,344,000
Region I - Ilocos		1,433,000	1,433,000

Regional Office I - Proper		1,433,000	1,433,000
Cordillera Administrative Region (CAR)		1,331,000	1,331,000

CAR - Proper		1,331,000	1,331,000
Region II - Cagayan Valley	3,196,000	4,338,000	7,534,000

Regional Office II - Proper	1,167,000	4,338,000	5,505,000
PARO - Quirino	2,029,000		2,029,000
Region III - Central Luzon		4,944,000	4,944,000

Regional Office III - Proper		4,944,000	4,944,000
Region IVA - CALABARZON		2,251,000	2,251,000

Regional Office IVB - Proper		2,251,000	2,251,000
Region IVB - MIMAROPA		1,205,000	1,205,000

Regional Office IVB - Proper		1,205,000	1,205,000
Region V - Bicol	368,000	5,648,000	6,016,000

Regional Office V - Proper		5,648,000	5,648,000
PARO - Albay	368,000		368,000

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GENERAL APPROPRIATIONS ACT, FY 2019

Region VI - Western Visayas		1,774,000	1,774,000

Regional Office VI - Proper		1,774,000	1,774,000
Region VII - Central Visayas		1,421,000	1,421,000

Regional Office VII - Proper		1,421,000	1,421,000
Region VIII - Eastern Visayas		5,098,000	5,098,000

Regional Office VIII - Proper		5,098,000	5,098,000
Region IX - Zamboanga Peninsula		3,271,000	3,271,000

Regional Office IX - Proper		3,271,000	3,271,000
Region X - Northern Mindanao		3,346,000	3,346,000

Regional Office X - Proper		3, 346,000	3,346,000
Region XI - Davao		1,779,000	1,779,000

Regional Office XI - Proper		1,779,000	1,779,000
Region XII - SOCCSKSARGEN		1,225,000	1,225,000

Regional Office XII - Proper		1,225,000	1,225,000
Region XIII - CARAGA		7,475,000	7,475,000

Regional Office XIII - Proper		7,475,000	7,475,000
Autonomous Region in Muslim Mindanao (ARMM)		1,561,000	1,561,000

ARMM Regional Office - Proper - Proper		1,561,000	1,561,000
Adjudication of Agrarian Reform Cases	75,397,000	123,432,000	198,829,000

National Capital Region (NCR)		8,629,000	8,629,000

Central Office		8,629,000	8,629,000
Region I - Ilocos	3,658,000	2,932,000	6,590,000

Regional Office I - Proper	1,094,000	344,000	1,438,000
PARO - Ilocos Norte	806,000	276,000	1,082,000
PARO - Ilocos Sur	481,000	177,000	658,000
PARO - La Union	481,000	403,000	884,000
PARO - Pangasinan	796,000	1,732,000	2,528,000
Cordillera Administrative Region (CAR)	5,092,000	6,383,000	11,475,000

CAR - Proper	1,090,000	527,000	1,617,000
PARO - Abra	476,000	634,000	1,110,000

APRIL 29, 2019	OFFICIAL GAZETTE	49
DEPARTMENT OF AGRARIAN REFORM

PARO - Apayao	790,000	645,000	1,435,000
PARO - Benguet	790,000	913,000	1,703,000
PARO - Ifugao	790,000	1,196,000	1,986,000
PARO - Kalinga	327,000	922,000	1,249,000
PARO - Mt. Province	829,000	1,546,000	2,375,000
Region II - Cagayan Valley	3,084,000	7,312,000	10,396,000

Regional Office II - Proper		184,000	184,000
PARO - Batanes		21,000	21,000
PARO - Cagayan	1,476,000	2,266,000	3,742,000
PARO - Isabela	796,000	2,838,000	3,634,000
PARO - Mueva Viscaya	812,000	1,255,000	2,067,000
PARO - Quirino		748,000	748,000
Region III - Central Luzon	6,750,000	14,605,000	21,355,000

Regional Office III - Proper	1,051,000	879,000	1,930,000
PARO - Aurora	315,000	612,000	927,000
PARO - Bataan	1,074,000	1,111,000	2,185,000
PARO - Bulacan	1,480,000	3,508,000	4,988,000
PARO - Nueva Ecija	481,000	4,850,000	5,331,000
PARO - Pampanga	1,168,000	1,464,000	2,632,000
PARO - Tarlac	1,181,000	1,293,000	2,474,000
PARO - Zambales		888,000	888,000
Region IVA - CALABARZON	4,333,000	3,837,000	8,170,000

Regional Office IVA - Proper	1,111,000	126,000	1,237,000
PARO - Batangas	1,166,000	1,025,000	2,191,000
PARO - Cavite	790,000	374,000	1,164,000
PARO - Laguna	790,000	612,000	1,402,000
PARO - Quezon I		384,000	384,000
PARO - Quezon II	476,000	800,000	1,276,000
PARO - Rizal		516,000	516,000

50	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IVB - MIMAROPA	4,010,000	2,822,000	6,832,000

Regional Office IVB - Proper	1,111,000	103,000	1,214,000
PARO - Marinduque	481,000	213,000	694,000
PARO - Mindoro Occidental	329,000	997,000	1,326,000
PARO - Mindoro Oriental	796,000	726,000	1,522,000
PARO - Palawan	481,000	559,000	1,040,000
PARO - Romblon	812,000	224,000	1,036,000
Region V - Bicol	5,004,000	4,434,000	9,438,000

Regional Office V - Proper	2,077,000	190,000	2,267,000
PARO - Albay	476,000	774,000	1,250,000
PARO - Camarines Norte	799,000	259,000	1,058,000
PARO - Camarines Sur		1,144,000	1,144,000
PARO - Catanduanes	476,000	263,000	739,000
PARO - Masbate		911,000	911,000
PARO - Sorsogon	1,176,000	893,000	2,069,000
Region VI - Western Visayas	7,084,000	18,612,000	25,696,000

Regional Office VI - Proper	1,800,000	1,709,000	3,509,000
PARO - Aklan	1,063,000	1,290,000	2,353,000
PARO - Antique	682,000	2,007,000	2,689,000
PARO - Capiz	1,510,000	2,786,000	4,296,000
PARO - Guimaras		1,092,000	1,092,000
PARO - Iloilo	682,000	1,641,000	2,323,000
PARO - Negros Occidental	1,347,000	8,087,000	9,434,000
Region VII - Central Visayas	4,881,000	9,615,000	14,496,000

Regional Office VII - Proper	932,000	2,216,000	3,148,000
PARO - Bohol	1,783,000	4,235,000	6,018,000
PARO - Cebu	1,464,000	1,694,000	3,158,000
PARO - Negros Oriental	702,000	1,413,000	2,115,000
PARO - Siquijor		57,000	57,000
Region VIII - Eastern Visayas	5,845,000	15,137,000	20,982,000

Regional Office VIII - Proper	1,488,000	1,981,000	3,469,000

APRIL 29, 2019	OFFICIAL GAZETTE	51
DEPARTMENT OF AGRARIAN REFORM

PARO - Biliran		860,000	860,000
PARO - Eastern Samar	689,000	2,047,000	2,736,000
PARO - Leyte	798,000	3,204,000	4,002,000
PARO - Northern Samar	789,000	2,969,000	3,758,000
PARO - Samar	913,000	2,174,000	3,087,000
PARO - Southern Leyte	1,168,000	1,902,000	3,070,000
Region IX - Zamboanga Peninsula	4,617,000	4,315,000	8,932,000

Regional Office IX - Proper	1,186,000	502,000	1,688,000
PARO - Zamboanga del Norte	796,000	1,325,000	2,121,000
PARO - Zamboanga del Sur	1,463,000	1,402,000	2,865,000
PARO - Zamboanga Sibugay	1,172,000	1,086,000	2,258,000
Region X - Northern Mindanao	6,404,000	9,087,000	15,491,000

Regional Office X - Proper	1,876,000	1,232,000	3,108,000
PARO - Bukidnon	1,474,000	3,284,000	4,758,000
PARO - Camiguin		261,000	261,000
PARO - Lanao del Norte	790,000	1,029,000	1,819,000
PARO - Misamis Occidental	790,000	1,428,000	2,218,000
PARO - Misamis Oriental	1,474,000	1,853,000	3,327,000
Region XI - Davao	5,826,000	5,299,000	11,125,000

Regional Office XI - Proper	1,122,000	182,000	1,304,000
PARO - Compostela Valley	790,000	1,633,000	2,423,000
PARO - Davao City	790,000	1,019,000	1,809,000
PARO - Davao del Sur	1,176,000	1,006,000	2,182,000
PARO - Davao Oriental	790,000	627,000	1,417,000
PARO - Davao Province (del Norte)	1,158,000	832,000	1,990,000
Region XII - SOCCSKSARGEN	3,581,000	3,093,000	6,674,000

Regional Office XII - Proper	1,825,000	481,000	2,306,000
PARO - Cotabato Province (North)	799,000	1,105,000	1,904,000
PARO - Sarangani		360,000	360,000
PARO - South Cotabato	481,000	650,000	1,131,000

52	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PARO - Sultan Kudarat	476,000	497,000	973,000
Region XIII - CARAGA	5,228,000	7,320,000	12,548,000

Regional Office XIII - Proper	1,105,000	771,000	1,876,000
PARO - Agusan del Norte	807,000	1,330,000	2,137,000
PARO - Agusan del Sur	1,007,000	2,490,000	3,497,000
PARO - Surigao del Norte	1,168,000	1,959,000	3,127,000
PARO - Surigao del Sur	1,141,000	770,000	1,911,000
Resolution of Agrarian Law Implementation Cases		79,971,000	79,971,000

National Capital Region (NCR)		6,998,000	6,998,000

Central Office		6,998,000	6,998,000
Region I - Ilocos		2,257,000	2,257,000

Regional Office I - Proper		468,000	468,000
PARO - Ilocos Norte		483,000	483,000
PARO - Ilocos Sur		660,000	660,000
PARO - La Union		279,000	279,000
PARO - Pangasinan		367,000	367,000
Cordillera Administrative Region (CAR)		5,592,000	5,592,000

CAR - Proper		1,586,000	1,586,000
PARO - Abra		274,000	274,000
PARO - Apayao		373,000	373,000
PARO - Benguet		2,022,000	2,022,000
PARO - Ifugao		381,000	381,000
PARO - kalinga		500,000	500,000
PARO - Mt. Province		456,000	456,000
Region II - Cagayan Valley		3,385,000	3,385,000

Regional Office II - Proper		991,000	991,000
PARO - Batanes		80,000	80,000
PARO - Cagayan		368,000	368,000
PARO - Isabela		974,000	974,000

APRIL 29, 2019	OFFICIAL GAZETTE	53
DEPARTMENT OF AGRARIAN REFORM

PARO - Nueva Viscaya	529,000	529,000
PARO - Quirino	443,000	443,000
Region III - Central Luzon	5,945,000	5,945,000

Regional Office III - Proper	1,807,000	1,807,000
PARO - Aurora	205,000	205,000
PARO - Bataan	266,000	266,000
PARO - Bulacan	777,000	777,000
PARO - Nueva Ecija	519,000	519,000
PARO - Pampanga	564,000	564,000
PARO - Tarlac	916,000	916,000
PARO - Zambales	891,000	891,000
Region IVA - CALABARZON	7,216,000	7,216,000

Regional Office IVA - Proper	2,472,000	2,472,000
PARO - Batangas	1,689,000	1,689,000
PARO - Cavite	760,000	760,000
PARO - Laguna	484,000	484,000
PARO - Quezon I	812,000	812,000
PARO - Quezon II	389,000	389,000
PARO - Rizal	610,000	610,000
Region IVB - MIMAROPA	1,880,000	1,880,000

Regional Office IVB - Proper	395,000	395,000
PARO - Marinduque	126,000	126,000
PARO - Mindoro Occidental	172,000	172,000
PARO - Mindoro Oriental	393,000	393,000
PARO - Palawan	679,000	679,000
PARO - Romblon	115,000	115,000
Region V - Bicol	4,107,000	4,107,000

Regional Office V - Proper	1,123,000	1,123,000
PARO - Albay	756,000	756,000
PARO - Camarines Norte	430,000	430,000

54	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PARO - Camarines Sur	881,000	881,000
PARO - Catanduanes	270,000	270,000
PARO - Masbate	215,000	215,000
PARO - Sorsogon	432,000	432,000
Region VI - Western Visayas	7,163,000	7,163,000

Regional Office VI - Proper	2,482,000	2,482,000
PARO - Aklan	745,000	745,000
PARO - Antique	182,000	182,000
PARO - Capiz	779,000	779,000
PARO - Guimaras	341,000	341,000
PARO - Iloilo	938,000	938,000
PARO - Negros Occidental	1,696,000	1,696,000
Region VII - Central Visayas	8,130,000	8,130,000

Regional Office VII - Proper	1,719,000	1,719,000
PARO - Bohol	1,985,000	1,985,000
PARO - Cebu	2,507,000	2,507,000
PARO - Negros Oriental	1,807,000	1,807,000
PARO - Siquijor	112,000	112,000
Region VIII - Eastern Visayas	3,028,000	3,028,000

Regional Office VIII - Proper	1,199,000	1,199,000
PARO - Biliran	92,000	92,000
PARO - Eastern Samar	390,000	390,000
PARO - Leyte	563,000	563,000
PARO - Northern Samar	199,000	199,000
PARO - Samar	283,000	283,000
PARO - Southern Leyte	302,000	302,000
Region IX - Zamboanga Peninsula	3,262,000	3,262,000

Regional Office IX - Proper	1,143,000	1,143,000
PARO - Zamboanga del Norte	789,000	789,000
PARO - Zamboanga del Sur	806,000	806,000

APRIL 29, 2019	OFFICIAL GAZETTE	55
DEPARTMENT OF AGRARIAN REFORM

PARO - Zamboanga Sibugay	524,000	524,000
Region X - Northern Mindanao	4,989,000	4,989,000

Regional Office X - Proper	1,539,000	1,539,000
PARO - Bukidnon	1,357,000	1,357,000
PARO - Camiguin	114,000	114,000
PARO - Lanao del Norte	429,000	429,000
PARO - Misamis Occidental	505,000	505,000
PARO - Misamis Oriental	1,045,000	1,045,000
Region XI - Davao	3,319,000	3,319,000

Regional Office XI - Proper	494,000	494,000
PARO - Compostela Valley	406,000	406,000
PARO - Davao City	971,000	971,000
PARO - Davao del Sur	633,000	633,000
PARO - Davao Oriental	208,000	208,000
PARO - Davao Province (del Norte)	607,000	607,000
Region XII - SOCCSKSARGEN	5,019,000	5,019,000

Regional Office XII - Proper	1,566,000	1,566,000
PARO - Cotabato Province (North)	1,652,000	1,652,000
PARO - Sarangani	380,000	380,000
PARO - South Cotabato	795,000	795,000
PARO - Sultan Kudarat	626,000	626,000
Region XIII - CARAGA	4,566,000	4,566,000

Regional Office XIII - Proper	2,255,000	2,255,000
PARO - Agusan del Norte	442,000	442,000
PARO - Agusan del Sur	526,000	526,000
PARO - Surigao del Norte	1,023,000	1,023,000
PARO - Surigao del Sur	320,000	320,000
Autonomous Region in Muslim Mindanao (ARMM)	3,115,000	3,115,000

PARO - Basilan	794,000	794,000
PARO - Lanao del Sur	527,000	527,000

56	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PARO - Maguindanao		1,240,000	1,240,000
PARO - Sulu		165,000	165,000
PARO - Tawi - Tawi		389,000	389,000
Provision of Agrarian Legal Assistance	280,096,000	142,148,000	422,244,000

National Capital Region (NCR)	16,834,000	1,395,000	18,229,000

Central Office	16,834,000	1,395,000	18,229,000
Region I - Ilocos	14,812,000	5,966,000	20,778,000

Regional Office I - Proper	2,637,000	206,000	2,843,000
PARO - Ilocos Norte	3,971,000	1,071,000	5,042,000
PARO - Ilocos Sur	2,921,000	664,000	3,585,000
PARO - La Union	2,357,000	1,343,000	3,700,000
PARO - Pangasinan	2,926,000	2,682,000	5,608,000
Cordillera Administrative Region (CAR)	20,605,000	13,331,000	33,936,000

CAR - Proper	3,307,000		3,307,000
PARO - Abra	1,879,000	789,000	2,668,000
PARO - Apayao	1,870,000	2,586,000	4,456,000
PARO - Benguet	3,242,000	2,319,000	5,561,000
PARO - Ifugao	3,529,000	2,435,000	5,964,000
PARO - Kalinga	3,081,000	2,585,000	5,666,000
PARO - Mt. Province	3,697,000	2,617,000	6,314,000
Region II - Cagayan Valley	14,379,000	11,875,000	26,254,000

Regional Office II - Proper	3,908,000		3,908,000
PARO - Batanes	481,000	128,000	609,000
PARO - Cagayan	3,115,000	2,385,000	5,500,000
PARO - Isabela	2,534,000	4,378,000	6,912,000
PARO - Nueva Viscaya	1,735,000	3,378,000	5,113,000
PARO - Quirino	2,606,000	1,606,000	4,212,000
Region III - Central Luzon	23,852,000	12,458,000	36,310,000

Regional Office III - Proper	3,751,000	115,000	3,866,000
PARO - Aurora	1,094,000	545,000	1,639,000

APRIL 29, 2019	OFFICIAL GAZETTE	57
DEPARTMENT OF AGRARIAN REFORM

PARO - Bataan	4,238,000	1,470,000	5,708,000
PARO - Bulacan	3,662,000	2,743,000	6,405,000
PARO - Nueva Ecija	3,974,000	2,940,000	6,914,000
PARO - Pampanga	4,008,000	1,841,000	5,849,000
PARO - Tarlac	2,644,000	1,882,000	4,526,000
PARO - Zambales	481,000	922,000	1,403,000
Region IVA - CALABARZON	18,706,000	6,675,000	25,381,000

Regional Office IVA - Proper	3,169,000		3,169,000
PARO - Batangas	1,394,000	1,583,000	2,977,000
PARO - Cavite	4,136,000	856,000	4,992,000
PARO - Laguna	917,000	875,000	1,792,000
PARO - Quezon I	2,359,000	786,000	3,145,000
PARO - Quezon II	3,475,000	1,234,000	4,709,000
PARO - Rizal	3,256,000	1,341,000	4,597,000
Region IVB - NIMAROPA	10,633,000	6,423,000	17,056,000

Regional Office IVB - Proper	2,599,000	100,000	2,699,000
PARO - Marinduque	1,883,000	228,000	2,111,000
PARO - Mindoro Occidental	938,000	1,744,000	2,682,000
PARO - Mindoro Oriental	1,883,000	3,396,000	5,279,000
PARO - Palawan	1,417,000	687,000	2,104,000
PARO - Romblon	1,913,000	268,000	2,181,000
Region V - Bicol	30,735,000	10,180,000	40,915,000

Regional Office V - Proper	5,727,000	81,000	5,808,000
PARO - Albay	4,137,000	1,228,000	5,365,000
PARO - Camarines Norte	2,354,000	1,363,000	3,717,000
PARO - Camarines Sur	9,277,000	2,431,000	11,708,000
PARO - Catanduanes	2,625,000	1,063,000	3,688,000
PARO - Masbate	2,523,000	1,650,000	4,173,000
PARO - Sorsogon	4,092,000	2,364,000	6,456,000

58	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region VI - Western Visayas	17,041,000	16,411,000	33,452,000

Regional Office VI - Proper	5,564,000	882,000	6,446,000
PARO - Aklan	2,619,000	1,694,000	4,313,000
PARO - Antique	1,062,000	1,606,000	2,668,000
PARO - Capiz	2,820,000	3,895,000	6,715,000
PARO - Guinaras		948,000	948,000
PARO - Iloilo	780,000	1,471,000	2,251,000
PARO - Negros Occidental	4,196,000	5,915,000	10,111,000
Region VII - Central Visayas	7,893,000	7,557,000	15,450,000

Regional Office VII - Proper	1,447,000	442,000	1,889,000
PARO - Bohol	2,213,000	2,858,000	5,071,000
PARO - Cebu	1,875,000	2,843,000	4,718,000
PARO - Negros Oriental	1,570,000	1,325,000	2,895,000
PARO - Siquijor	788,000	89,000	877,000
Region VIII - Eastern Visayas	22,378,000	12,785,000	35,163,000

Regional Office VIII - Proper	5,178,000	1,041,000	6,219,000
PARO - Biliran	481,000	739,000	1,220,000
PARO - Eastern Sawar	2,369,000	2,110,000	4,479,000
PARO - Leyte	4,422,000	2,760,000	7,182,000
PARO - Northern Sawar	2,379,000	2,506,000	4,885,000
PARO - Samar	4,698,000	2,006,000	6,704,000
PARO - Southern Leyte	2,851,000	1,623,000	4,474,000
Region IX - Zamboanga Peninsula	11,280,000	5,797,000	17,077,000

Regional Office IX - Proper	4,186,000	754,000	4,940,000
PARO - Zamboanga del Norte	1,926,000	1,993,000	3,919,000
PARO - Zamboanga del Sur	2,811,000	1,855,000	4,666,000
PARO - Zamboanga Sibugay	2,357,000	1,195,000	3,552,000
Region X - Northern Mindanao	19,321,000	9,230,000	28,551,000

Regional Office X - proper	4,762,000	145,000	4,907,000
PARO - Bukidnon	4,440,000	3,371,000	7,811,000

APRIL 29, 2019	OFFICIAL GAZETTE	59
DEPARTMENT OF AGRARIAN REFORM

PARO - Camiguin	481,000	441,000	922,000
PARO - Lanao del Norte	2,864,000	1,485,000	4,349,000
PARO - Misamis Occidental	3,914,000	1,287,000	5,201,000
PARO - Misamis Oriental	2,860,000	2,501,000	5,361,000
Region XI - Davao	20,323,000	4,600,000	24,923,000

Regional Office XI - Proper	5,294,000	131,000	5,425,000
PARO - Compostela Valley	2,937,000	1,035,000	3,972,000
PARO - Davao City	2,637,000	1,049,000	3,686,000
PARO - Davao del Sur	3,927,000	794,000	4,721,000
PARO - Davao Oriental	3,644,000	751,000	4,395,000
PARO - Davao Province (del Norte)	1,884,000	840,000	2,724,000
Region XII - SOCCSKSARGEN	15,119,000	5,738,000	20,857,000

Regional Office XII - Proper	4,371,000	159,000	4,530,000
PARO - Cotabato Province (North)	1,877,000	2,746,000	4,623,000
PARO - Sarangani	1,876,000	530,000	2,406,000
PARO - South Cotabato	3,482,000	1,175,000	4,657,000
PARO - Sultan Kudarat	3,513,000	1,128,000	4,641,000
Region XIII - CARAGA	16,185,000	7,633,000	23,818,000

Regional Office XIII - Proper	1,532,000	95,000	1,627,000
PARO - Agusan del Norte	4,380,000	1,470,000	5,850,000
PARO - Agusan del Sur	4,365,000	2,732,000	7,097,000
PARO - Surigao del Norte	2,359,000	2,414,000	4,773,000
PARO - Surigao del Sur	3,549,000	922,000	4,471,000
Autonomous Region in Muslim Mindanao (ARMM)		4,094,000	4,094,000

PARO - Basilan		501,000	501,000
PARO - Lanao del Sur		1,937,000	1,937,000
PARO - Maguindanao		715,000	715,000
PARO - Sulu		527,000	527,000
PARO - Tawi - Tawi		414,000	414,000

60	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Agrarian Reform Areas Improved	608,327,000	1,224,289,000	107,256,000	1,939,872,000

AR BENEFICIARIES DEVELOPMENT AND SUSTAINABILITY PROGRAM	608,327,000	1,224,289,000	107,256,000	1,939,872,000

Supervision and management for effective delivery of support services	52,492,000	100,790,000		153,282,000

National Capital Region (NCR)	35,050,000	22,000,000		57,050,000

Central Office	35,050,000	22,000,000		57,050,000
Region I - Ilocos		4,262,000		4,262,000

Regional Office I - Proper		1,170,000		1,170,000
PARO - Ilocos Norte		839,000		839,000
PARO - Ilocos Sur		806,000		806,000
PARO - La Union		550,000		550,000
PARO - Pangasinan		897,000		897,000
Cordillera Administrative Region (CAR)		4,784,000		4,784,000

CAR - Proper		1,070,000		1,070,000
PARO - Abra		555,000		555,000
PARO - Apayao		504,000		504,000
PARO - Benguet		673,000		673,000
PARO - Ifugao		494,000		494,000
PARO - Kalinga		838,000		838,000
PARO - Mt. Province		650,000		650,000
Region II - Cagayan Valley		5,009,000		5,009,000

Regional Office II - Proper		1,285,000		1,285,000
PARO - Batanes		179,000		179,000
PARO - Cagayan		922,000		922,000
PARO - Isabela		1,217,000		1,217,000
PARO - Nueva Viscaya		873,000		873,000
PARO - Quirino		533,000		533,000
Region III - Central Luzon	3,762,000	6,768,000		10,530,000

Regional Office III - Proper	3,762,000	1,583,000		5,345,000
PARO - Aurora		442,000		442,000

APRIL 29, 2019	OFFICIAL GAZETTE	61
DEPARTMENT OF AGRARIAN REFORM

PARO - Bataan		524,000	524,000
PARO - Bulacan		748,000	748,000
PARO - Nueva Ecija		1,279,000	1,279,000
PARO - Pampanga		901,000	901,000
PARO - Tarlac		756,000	756,000
PARO - Zambales		535,000	535,000
Region IVA - CALABARZON		3,234,000	3,234,000

Regional Office IVA - Proper		1,063,000	1,063,000
PARO - Batangas		412,000	412,000
PARO - Cavite		302,000	302,000
PARO - Laguna		345,000	345,000
PARO - Quezon I		422,000	422,000
PARO - Quezon II		530,000	530,000
PARO - Rizal		160,000	160,000
Region IVB - MIMAROPA		3,698,000	3,698,000

Regional Office IVB - Proper		1,525,000	1,525,000
PARO - Marinduque		334,000	334,000
PARO - Mindoro Occidental		379,000	379,000
PARO - Mindoro Oriental		607,000	607,000
PARO - Palawan		502,000	502,000
PARO - Romblon		351,000	351,000
Region V - Bicol	2,354,000	7,140,000	9,494,000

Regional Office V - Proper		2,120,000	2,120,000
PARO - Albay	497,000	843,000	1,340,000
PARO - Camarines Norte		603,000	603,000
PARO - Camarines Sur	562,000	1,695,000	2,257,000
PARO - Catanduanes		537,000	537,000
PARO - Masbate		417,000	417,000
PARO - Sorsogon	1,295,000	925,000	2,220,000

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Region VI - Western Visayas		6,878,000	6,878,000

Regional Office VI - Proper		2,469,000	2,469,000
PARO - Aklan		319,000	319,000
PARO - Antique		355,000	355,000
PARO - Capiz		721,000	721,000
PARO - Guimaras		188,000	188,000
PARO - Iloilo		723,000	723,000
PARO - Negros Occidental		2,103,000	2,103,000
Region VII - Central Visayas		3,873,000	3,873,000

Regional Office VII - Proper		956,000	‘ 956,000
PARO - Bohol		791,000	791,000
PARO - Cebu		729,000	729,000
PARO - Negros Oriental		1,205,000	1,205,000
PARO - Siquijor		192,000	192,000
Region VIII - Eastern Visayas	1,437,000	5,492,000	6,929,000

Regional Office VIII - Proper		2,152,000	2,152,000
PARO - Biliran		349,000	349,000
PARO - Eastern Samar		560,000	560,000
PARO - Leyte		992,000	992,000
PARO - Northern Samar		440,000	440,000
PARO - Samar		468,000	468,000
PARO - Southern Leyte	1,437,000	531,000	1,968,000
Region IX - Zamboanga Peninsula	4,863,000	4,469,000	9,332,000

Regional Office IX - Proper	4,863,000	1,031,000	5,894,000
PARO - Zamboanga del Norte		1,208,000	1,208,000
PARO - Zamboanga del Sur		1,220,000	1,220,000
PARO - Zamboanga Sibugay		1,010,000	1,010,000
Region X - Northern Mindanao		4,889,000	4,889,000

Regional Office X - Proper		1,544,000	1,544,000

APRIL 29, 2019	OFFICIAL GAZETTE	63
DEPARTMENT OF AGRARIAN REFORM

PARO - Bukidnon		1,067,000	1,067,000
PARO - Camiguin		169,000	169,000
PARO - Lanao del Norte		577,000	577,000
PARO - Misamis Occidental		813,000	813,000
PARO - Misamis Oriental		719,000	719,000
Region XI - Davao	5,026,000	5,686,000	10,712,000

Regional Office XI - Proper	5,026,000	2,160,000	7,186,000
PARO - Compostela Valley		769,000	769,000
PARO - Davao City		675,000	675,000
PARO - Davao del Sur		659,000	659,000
PARO - Davao Oriental		659,000	659,000
PARO - Davao Province (del Norte)		764,000	764,000
Region XII - SOCCSKSARGEN		4,628,000	4,628,000

Regional Office XII - Proper		1,335,000	1,335,000
PARO - Cotabato Province (North)		1,256,000	1,256,000
PARO - Sarangani		595,000	595,000
PARO - South Cotabato		812,000	812,000
PARO - Sultan Kudarat		630,000	630,000
Region XIII - CARAGA		5,959,000	5,959,000

Regional Office XIII - Proper		1,816,000	1,816,000
PARO - Agusan del Norte		887,000	887,000
PARO - Agusan del Sur		1,167,000	1,167,000
PARO - Surigao del Norte		1,242,000	1,242,000
PARO - Surigao del Sur		847,000	847,000
Autonomous Region in Muslim Mindanao (ARMM)		2,021,000	2,021,000

ARMM Regional Office - Proper		633,000	633,000
PARO - Basilan		243,000	243,000
PARO - Lanao del Sur		434,000	434,000
PARO - Maguindanao		282,000	282,000
PARO - Sulu		192,000	192,000

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PARO - Tawi - Tawi		237,000	237,000
Social Infrastructure Building	545,950,000	97,614,000	643,564,000

Region I - Ilocos	31,173,000	4,397,000	35,570,000

Regional Office I - Proper	5,718,000		5,718,000
PARO - Ilocos Norte	7,991,000	1,518,000	9,509,000
PARO - Ilocos Sur	4,421,000	878,000	5,299,000
PARO - La Union	6,436,000	784,000	7,220,000
PARO - Pangasinan	6,607,000	1,217,000	7,824,000
Cordillera Administrative Region (CAR)	35,464,000	4,041,000	39,505,000

CAR - Proper	1,673,000		1,673,000
PARO - Abra	6,757,000	697,000	7,454,000
PARO - Apayao	3,011,000	405,000	3,416,000
PARO - Benguet	5,388,000	765,000	6,153,000
PARO - Ifugao	8,561,000	452,000	9,013,000
PARO - Kalinga	6,827,000	1,190,000	8,017,000
PARO - Mt. Province	3,247,000	532,000	3,779,000
Region II - Cagayan Valley	31,941,000	6,509,000	38,450,000

Regional Office II - Proper	3,019,000		3,019,000
PARO - Batanes	1,018,000	120,000	1,138,000
PARO - Cagayan	9,883,000	1,067,000	10,950,000
PARO - Isabela	8,360,000	2,891,000	11,251,000
PARO - Nueva Viscaya	5,685,000	1,932,000	7,617,000
PARO - Quirino	3,976,000	499,000	4,475,000
Region III - Central Luzon	52,046,000	9,748,000	61,794,000

Regional Office III - Proper	508,000		508,000
PARO - Aurora	8,165,000	582,000	8,747,000
PARO - Bataan	6,496,000	864,000	7,360,000
PARO - Bulacan	5,685,000	1,862,000	7,547,000
PARO - Nueva Ecija	12,220,000	2,223,000	14,443,000
PARO - Pampanga	6,936,000	1,989,000	8,925,000

APRIL 29, 2019	OFFICIAL GAZETTE	65
DEPARTMENT OF AGRARIAN REFORM

PARO - Tarlac	9,336,000	1,367,000	10,703,000
PARO - Zambales	2,700,000	861,000	3,561,000
Region IVA - CALABARZON	38,043,000	3,984,000	42,027,000

Regional Office IVA - Proper	5,524,000		5,524,000
PARO - Batangas	6,461,000	831,000	7,292,000
PARO - Cavite	5,704,000	339,000	6,043,000
PARO - Laguna	5,772,000	594,000	6,366,000
PARO - Quezon I	5,032,000	599,000	5,631,000
PARO - Quezon II	3,681,000	1,180,000	4,861,000
PARO - Rizal	5,869,000	441,000	6,310,000
Region IVB - MIMAROPA	28,143,000	3,025,000	31,168,000

PARO - Marinduque	5,341,000	464,000	5,805,000
PARO - Mindoro Occidental	6,535,000	709,000	7,244,000
PARO - Mindoro Oriental	6,796,000	692,000	7,488,000
PARO - Palawan	5,700,000	774,000	6,474,000
PARO - Romblon	3,771,000	386,000	4,157,000
Region V - Bicol	55,971,000	5,256,000	61,227,000

Regional Office V - Proper	4,606,000		4,606,000
PARO - Albay	7,497,000	862,000	8,359,000
PARO - Camarines Norte	5,343,000	470,000	5,813,000
PARO - Camarines Sur	18,716,000	1,706,000	20,422,000
PARO - Catanduanes	6,846,000	584,000	7,430,000
PARO - Masbate	7,479,000	586,000	8,065,000
PARO - Sorsogon	5,484,000	1,048,000	6,532,000
Region VI - Western Visayas	57,092,000	11,891,000	68,983,000

Regional Office VI - Proper	5,525,000		5,525,000
PARO - Aklan	7,301,000	419,000	7,720,000
PARO - Antique	5,743,000	803,000	6,546,000
PARO - Capiz	7,038,000	843,000	7,881,000
PARO - Guimaras	7,043,000	280,000	7,323,000

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PARO - Iloilo	8,832,000	1,261,000	10,093,000
PARO - Negros Occidental	15,610,000	8,285,000	23,895,000
Region VII - Central Visayas	21,079,000	8,081,000	29,160,000

Regional Office VII - Proper	4,106,000		4,106,000
PARO - Bohol	5,484,000	2,211,000	7,695,000
PARO - Cebu	2,585,000	1,353,000	3,938,000
PARO - Negros Oriental	6,892,000	4,214,000	11,106,000
PARO - Siquijor	2,012,000	303,000	2,315,000
Region VIII - Eastern Visayas	38,269,000	5,776,000	44,045,000

Regional Office VIII - Proper	4,681,000		4,681,000
PARO - Biliran	1,688,000	529,000	2,217,000
PARO - Eastern Samar	5,759,000	978,000	6,737,000
PARO - Leyte	10,084,000	1,817,000	11,901,000
PARO - Northern Samar	5,660,000	677,000	6,337,000
PARO - Samar	5,386,000	924,000	6,310,000
PARO - Southern Leyte	5,011,000	851,000	5,862,000
Region IX - Zamboanga Peninsula	20,227,000	5,709,000	25,936,000

PARO - Zamboanga del Norte	7,006,000	1,637,000	8,643,000
PARO - Zamboanga del Sur	9,347,000	1,932,000	11,279,000
PARO - Zamboanga Sibugay	3,874,000	2,140,000	6,014,000
Region X - Northern Mindanao	33,953,000	4,699,000	38,652,000

Regional Office X - Proper	6,168,000		6,168,000
PARO - Bukidnon	10,461,000	927,000	11,388,000
PARO - Camiguin	1,018,000	289,000	1,307,000
PARO - Lanao del Norte	6,548,000	1,331,000	7,879,000
PARO - Misamis Occidental	5,034,000	1,415,000	6,449,000
PARO - Misamis Oriental	4,724,000	737,000	5,461,000
Region XI - Davao	33,044,000	5,383,000	38,427,000

PARO - Compostela Valley	4,940,000	1,207,000	6,147,000
PARO - Davao City	5,744,000	835,000	6,579,000

APRIL 29, 2019	OFFICIAL GAZETTE	67
DEPARTMENT OF AGRARIAN REFORM

PARO - Davao del Sur	6,778,000	1,184,000		7,962,000
PARO - Davao Oriental	5,376,000	996,000		6,372,000
PARO - Davao Province (del Norte)	10,206,000	1,161,000		11,367,000
Region XII - SOCCSKSARGEN	39,656,000	9,904,000		49,560,000

Regional Office XII - Proper	6,466,000			6,466,000
PARO - Cotabato Province (North)	7,827,000	3,588,000		11,415,000
PARO - Sarangani	6,702,000	1,340,000		8,042,000
PARO - South Cotabato	9,288,000	1,717,000		11,005,000
PARO - Sultan Kudarat	9,373,000	3,259,000		12,632,000
Region XIII - CARAGA	29,849,000	7,160,000		37,009,000

PARO - Agusan del Norte	6,156,000	1,660,000		7,816,000
PARO - Agusan del Sur	10,282,000	2,008,000		12,290,000
PARO - Surigao del Norte	5,757,000	1,955,000		7,712,000
PARO - Surigao del Sur	7,654,000	1,537,000		9,191,000
Autonomous Region in Muslim Mindanao (ARMM)		2,051,000		2,051,000

PARO - Basilan		216,000		216,000
PARO - Lanao del Sur		798,000		798,000
PARO - Maguindanao		443,000		443,000
PARO - Sulu		291,000		291,000
PARO - Tawi - Tawi		303,000		303,000
Enterprise Development and Economic Support	845,000	352,492,000	500,000	353,837,000

National Capital Region (NCR)		165,192,000	500,000	165,692,000

Central Office		165,192,000	500,000	165,692,000
Region I - Ilocos		12,608,000		12,608,000

PARO - Ilocos Norte		4,428,000		4,428,000
PARO - Ilocos Sur		3,052,000		3,052,000
PARO - La Union		2,449,000		2,449,000
PARO - Pangasinan		2,679,000		2,679,000
Cordillera Administrative Region (CAR)	508,000	13,088,000		13,596,000

CAR - Proper	508,000			508,000

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PARO - Abra	2,218,000	2,218,000
PARO - Apayao	1,712,000	1,712,000
PARO - Benguet	1,677,000	1,677,000
PARO - Ifugao	1,914,000	1,914,000
PARO - Kalinga	3,332,000	3,332,000
PARO - Mt. Province	2,235,000	2,235,000
Region II - Cagayan Valley	9,740,000	9,740,000

PARO - Batanes	221,000	221,000
PARO - Cagayan	1,995,000	1,995,000
PARO - Isabela	2,321,000	2,321,000
PARO - Nueva Viscaya	2,456,000	2,456,000
PARO - Quirino	2,747,000	2,747,000
Region III - Central Luzon	19,476,000	19,476,000

PARO - Aurora	1,656,000	1,656,000
PARO - Bataan	2,748,000	2,748,000
PARO - Bulacan	2,424,000	2,424,000
PARO - Nueva Ecija	4,604,000	4,604,000
PARO - Pampanga	2,946,000	2,946,000
PARO - Tarlac	2,250,000	2,250,000
PARO - Zambales	2,848,000	2,848,000
Region IVA - CALABARZON	7,100,000	7,100,000

PARO - Batangas	1,477,000	1,477,000
PARO - Cavite	787,000	787,000
PARO - Laguna	1,100,000	1,100,000
PARO - Quezon I	1,083,000	1,083,000
PARO - Quezon II	1,661,000	1,661,000
PARO - Rizal	992,000	992,000
Region IVB - MIMAROPA	11,014,000	11,014,000

PARO - Marinduque	1,384,000	1,384,000
PARO - Mindoro Occidental	2,004,000	2,004,000

APRIL 29, 2019	OFFICIAL GAZETTE	69
DEPARTMENT OF AGRARIAN REFORM

PARO - Mindoro Oriental		2,796,000	2,796,000
PARO - Palawan		3,251,000	3,251,000
PARO - Romblon		1,579,000	1,579,000
Region V - Bicol		18,545,000	18,545,000

PARO - Albay		2,620,000	2,620,000
PARO - Camarines Norte		2,009,000	2,009,000
PARO - Camarines Sur		6,474,000	6,474,000
PARO - Catanduanes		2,435,000	2,435,000
PARO - Masbate		2,062,000	2,062,000
PARO - Sorsogon		2,945,000	2,945,000
Region VI - Western Visayas	337,000	17,235,000	17,572,000

PARO - Aklan		2,153,000	2,153,000
PARO - Antique		999,000	999,000
PARO - Capiz		2,363,000	2,363,000
PARO - Guimaras		1,264,000	1,264,000
PARO - Iloilo		2,113,000	2,113,000
PARO - Negros Occidental	337,000	8,343,000	8,680,000
Region VII - Central Visayas		9,542,000	9,542,000

PARO - Bohol		2,162,000	2,162,000
PARO - Cebu		2,099,000	2,099,000
PARO - Negros Oriental		3,634,000	3,634,000
PARO - Siquijor		1,647,000	1,647,000
Region VIII - Eastern Visayas		8,779,000	8,779,000

PARO - Biliran		1,121,000	1,121,000
PARO - Eastern Samar		1,757,000	1,757,000
PARO - Leyte		1,685,000	1,685,000
PARO - Northern Samar		1,452,000	1,452,000
PARO - Samar		1,195,000	1,195,000
PARO - Southern Leyte		1,569,000	1,569,000

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Region IX - Zamboanga Peninsula	7,697,000	7,697,000

PARO - Zamboanga del Norte	2,517,000	2,517,000
PARO - Zamboanga del Sur	2,673,000	2,673,000
PARO - Zamboanga Sibugay	2,507,000	2,507,000
Region X - Northern Mindanao	9,589,000	9,589,000

PARO - Bukidnon	2,449,000	2,449,000
PARO - Camiguin	1,398,000	1,398,000
PARO - Lanao del Norte	1,305,000	1,305,000
PARO - Misamis Occidental	1,856,000	1,856,000
PARO - Misamis Oriental	2,581,000	2,581,000
Region XI - Davao	14,468,000	14,468,000

PARO - Compostela Valley	2,522,000	2,522,000
PARO - Davao City	3,324,000	3,324,000
PARO - Davao del Sur	3,641,000	3,641,000
PARO - Davao Oriental	2,038,000	2,038,000
PARO - Davao Province (del Norte)	2,943,000	2,943,000
Region XII - SOCCSKSARGEN	12,045,000	12,045,000

PARO - Cotabato Province (North)	2,880,000	2,880,000
PARO - Sarangani	2,801,000	2,801,000
PARO - South Cotabato	3,526,000	3,526,000
PARO - Sultan Kudarat	2,838,000	2,838,000
Region XIII - CARAGA	14,032,000	14,032,000

PARO - Agusan del Norte	4,044,000	4,044,000
PARO - Agusan del Sur	4,139,000	4,139,000
PARO - Surigao del Norte	2,761,000	2,761,000
PARO - Surigao del Sur	3,088,000	3,088,000
Autonomous Region in Muslim Mindanao (ARMM)	2,342,000	2,342,000

PARO - Basilan	334,000	334,000
PARO - Lanao del Sur	857,000	857,000
PARO - Maguindanao	427,000	427,000

APRIL 29, 2019	OFFICIAL GAZETTE	71
DEPARTMENT OF AGRARIAN REFORM

PARO - Sulu	252,000	252,000
PARO - Tawi - Tawi	472,000	472,000
Climate Resilient Farm Productivity Support	366,000,000	366,000,000

National Capital Region (NCR)	13,500,000	13,500,000

Central Office	13,500,000	13,500,000
Region I - Ilocos	35,400,000	35,400,000

Regional Office I - Proper	28,500,000	28,500,000
PARO - Ilocos Norte	1,950,000	1,950,000
PARO - Ilocos Sur	1,350,000	1,350,000
PARO - La Union	1,650,000	1,650,000
PARO - Pangasinan	1,950,000	1,950,000
Cordillera Administrative Region (CAR)	24,900,000	24,900,000

CAR - Proper	19,000,000	19,000,000
PARO - Abra	1,050,000	1,050,000
PARO - Apayao	550,000	550,000
PARO - Benguet	1,050,000	1,050,000
PARO - Ifugao	550,000	550,000
PARO - Kalinga	1,650,000	1,650,000
PARO - Mt. Province	1,050,000	1,050,000
Region II - Cagayan Valley	20,550,000	20,550,000

Regional Office II - Proper	15,500,000	15,500,000
PARO - Batanes	550,000	550,000
PARO - Cagayan	1,350,000	1,350,000
PARO - Isabela	1,050,000	1,050,000
PARO - Nueva Viscaya	1,050,000	1,050,000
PARO - Quirino	1,050,000	1,050,000
Region III - Central Luzon	28,950,000	28,950,000

Regional Office III - Proper	22,000,000	22,000,000
PARO - Aurora	1,050,000	1,050,000
PARO - Bataan	1,050,000	1,050,000

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PARO - Bulacan	550,000	550,000
PARO - Nueva Ecija	1,050,000	1,050,000
PARO - Pampanga	850,000	850,000
PARO - Tarlac	1,350,000	1,350,000
PARO - Zambales	1,050,000	1,050,000
Region IVA - CALABARZON	18,300,000	18,300,000

Regional Office IVA - Proper	14,000,000	14,000,000
PARO - Batangas	1,050,000	1,050,000
PARO - Cavite	550,000	550,000
PARO - Laguna	550,000	550,000
PARO - Quezon I	550,000	550,000
PARO - Quezon II	1,050,000	1,050,000
PARO - Rizal	550,000	550,000
Region IVB - MIMAROPA	19,500,000	19,500,000

Regional Office IVB - Proper	14,500,000	14,500,000
PARO - Marinduque	1,050,000	1,050,000
PARO - Mindoro Occidental	800,000	800,000
PARO - Mindoro Oriental	1,050,000	1,050,000
PARO - Palawan	1,050,000	1,050,000
PARO - Romblon	1,050,000	1,050,000
Region V - Bicol	25,650,000	25,650,000

Regional Office V - Proper	19,500,000	19,500,000
PARO - Albay	300,000	300,000
PARO - Camarines Norte	300,000	300,000
PARO - Camarines Sur	2,400,000	2,400,000
PARO - Catanduanes	1,050,000	1,050,000
PARO - Masbate	1,050,000	1,050,000
PARO - Sorsogon	1,050,000	1,050,000
Region VI - Western Visayas	37,500,000	37,500,000

Regional Office VI - Proper	29,500,000	29,500,000

APRIL 29, 2019	OFFICIAL GAZETTE	73
DEPARTMENT OF AGRARIAN REFORM

PARO - Aklan	550,000	550,000
PARO - Antique	550,000	550,000
PARO - Capiz	800,000	800,000
PARO - Guinaras	550,000	550,000
PARO - Iloilo	1,050,000	1,050,000
PARO - Negros Occidental	4,500,000	4,500,000
Region VII - Central Visayas	19,350,000	19,350,000

Regional Office VII - Proper	15,000,000	15,000,000
PARO - Bohol	1,050,000	1,050,000
PARO - Cebu	1,050,000	1,050,000
PARO - Megros Oriental	1,950,000	1,950,000
PARO - Siquijor	300,000	300,000
Region VIII - Eastern Visayas	21,300,000	21,300,000

Regional Office VIII - Proper	16,000,000	16,000,000
PARO - Biliran	550,000	550,000
PARO - Eastern Samar	1,050,000	1,050,000
PARO - Leyte	1,050,000	1,050,000
PARO - Northern Samar	1,050,000	1,050,000
PARO - Samar	800,000	800,000
PARO - Southern Leyte	800,000	800,000
Region IX - Zamboanga Peninsula	17,550,000	17,550,000

Regional Office IX - Proper	13,500,000	13,500,000
PARO - Zamboanga del Norte	1,350,000	1,350,000
PARO - Zamboanga del Sur	1,350,000	1,350,000
PARO - Zamboanga Sibugay	1,350,000	1,350,000
Region X - Northern Mindanao	17,550,000	17,550,000

Regional Office IX - Proper	13,500,000	13,500,000
PARO - Bukidnon	1,350,000	1,350,000
PARO - Camiguin	300,000	300,000

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PARO - Lanao del Norte	1,050,000	1,050,000
PARO - Misamis Occidental	1,050,000	1,050,000
PARO - Misamis Oriental	300,000	300,000
Region XI - Davao	19,350,000	19,350,000

Regional Office XI - Proper	15,000,000	15,000,000
PARO - Compostela Valley	1,050,000	1,050,000
PARO - Davao City	300,000	300,000
PARO - Davao del Sur	900,000	900,000
PARO - Davao Oriental	1,050,000	1,050,000
PARO - Davao Province (del Norte)	1,050,000	1,050,000
Region XII - SOCCSKSARGEN	14,700,000	14,700,000

Regional Office XII - Proper	11,000,000	11,000,000
PARO - Cotabato Province (North)	1,050,000	1,050,000
PARO - Sarangani	1,050,000	1,050,000
PARO - South Cotabato	800,000	800,000
PARO - Sultan Kudarat	800,000	800,000
Region XIII - CARAGA	16,200,000	16,200,000

Regional Office XII - Proper	12,000,000	12,000,000
PARO - Agusan del Norte	1,050,000	1,050,000
PARO - Agusan del Sur	1,050,000	1,050,000
PARO - Surigao del Norte	1,050,000	1,050,000
PARO - Surigao del Sur	1,050,000	1,050,000
Autonomous Region in Muslim Mindanao (ARMM)	15,750,000	15,750,000

ARMM Regional Office - Proper	12,000,000	12,000,000
PARO - Basilan	800,000	800,000
PARO - Lanao del Sur	800,000	800,000
PARO - Maguindanao	800,000	800,000
PARO - Sulu	550,000	550,000
PARO - Tawi - Tawi	800,000	800,000

APRIL 29, 2019	OFFICIAL GAZETTE	75
DEPARTMENT OF AGRARIAN REFORM

Project(s)
Foreign-Assisted Project(s)		9,040,000		307,393,000		106,756,000		423,189,000

Italian Assistance to the Agrarian Reform Community Development Support Program (IARCDSP)				29,580,000		191,000		29,771,000

GOP Counterpart				29,580,000		191,000		29,771,000
National Capital Region (NCR)				29,580,000		191,000		29,771,000

Central Office				29,580,000		191,000		29,771,000
Mindanao Sustainable Agrarian and Agriculture Development Project (MINSAAD)		2,321,000		76,278,000				78,599,000

GOP Counterpart		2,321,000		76,278,000				78,599,000
National Capital Region (NCR)		2,321,000		76,278,000				78,599,000

Central Office		2,321,000		76,278,000				78,599,000
Convergence on Value Chain Enhancement for Rural Growth and Empowerment Project (CONVERGE)		6,719,000		201,535,000		106,565,000		314,819,000

Loan Proceeds				138,593,000		106,565,000		245,158,000

National Capital Region (NCR)				138,593,000		106,565,000		245,158,000

Central Office				138,593,000		106,565,000		245,158,000
GOP Counterpart		6,719,000		62,942,000				69,661,000
National Capital Region (NCR)		6,719,000		62,942,000				69,661,000

Central Office		6,719,000		62,942,000				69,661,000

Sub-total, Operations		3,054,458,000		2,054,271,000		109,256,000		5,217,985,000

TOTAL NEW APPROPRIATIONS	₱	4,138,604,000	₱	3,545,914,000	₱	147,960,000	₱	7,832,478,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	3,064,064

Total Permanent Positions	3,064,064

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Other Compensation Common to All
Personnel Economic Relief Allowance	204,144
Representation Allowance	53,484
Transportation Allowance	53,190
Clothing and Uniform Allowance	51,036
Honoraria	9,040
Mid-Year Bonus - Civilian	255,346
Year End Bonus	255,346
Cash Gift	42,530
Productivity Enhancement Incentive	42,530
Step Increment	7,673

Total Other Compensation Common to All	974,319

Other Benefits
PAG-IBIG Contributions	10,195
PhilHealth Contributions	36,025
Employees Compensation Insurance Premiums	10,193
Terminal Leave	43,808

Total Other Benefits	100,221

Total Personnel Services	4,138,604

Maintenance and Other Operating Expenses
Travelling Expenses	546,801
Training and Scholarship Expenses	603,250
Supplies and Materials Expenses	497,488
Utility Expenses	159,658
Communication Expenses	131,107
Survey, Research, Exploration and Development Expenses	118,859
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	9,802
Professional Services	267,856
General Services	276,745
Repairs and Maintenance	168,102
Financial Assistance/Subsidy	425,550
Taxes, Insurance Premiums and Other Fees	48,160
Other Maintenance and Operating Expenses
Advertising Expenses	7,923
Printing and Publication Expenses	15,400
Representation Expenses	74,141
Transportation and Delivery Expenses	24,574
Rent/Lease Expenses	152,043
Membership Dues and Contributions to Organizations	275
Subscription Expenses	18,107
Donations	73

Total Maintenance and Other Operating Expenses	3,545,914

Total Current Operating Expenditures	7,684,518

APRIL 29, 2019	OFFICIAL GAZETTE	77
DEPARTMENT OF AGRARIAN REFORM

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	15,877
Buildings and Other Structures	54,474
Machinery and Equipment Outlay	62,136
Transportation Equipment Outlay	15,223
Furniture, Fixtures and Books Outlay	250

Total Capital Outlays	147,960

TOTAL NEW APPROPRIATIONS	7,832,478

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GENERAL SUMMARY

DEPARTMENT OF AGRARIAN REFORM

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	4,138,604,000	₱	3,545,914,000	₱	147,960,000	₱	7,832,478,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF AGRARIAN REFORM	₱	4,138,604,000	₱	3,545,914,000	₱	147,960,000	₱	7,832,478,000

APRIL 29, 2019	OFFICIAL GAZETTE	79
DEPARTMENT OF AGRICULTURE

V. DEPARTMENT OF AGRICULTURE

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, operations, including locally-funded projects and foreign-assisted projects, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	36,730,568,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	734,868,000	₱	472,297,000	₱	1,040,000	₱	70,044,000	₱	1,278,249,000
Support to Operations		725,254,000		3,198,783,000		438,000		453,778,000		4,378,253,000
Operations		1,904,022,000		11,889,248,000		192,000		17,280,604,000		31,074,066,000

TECHNICAL AND SUPPORT SERVICES PROGRAM		1,325,935,000		8,887,387,000				719,117,000		10,932,439,000
AGRICULTURAL MACHINERY, EQUIPMENT, FACILITIES AND INFRASTRUCTURES PROGRAM		15,002,000		540,735,000				13,670,837,000		14,226,574,000
AGRICULTURE AND FISHERY POLICY PROGRAM		47,728,000		43,616,000						91,344,000
AGRICULTURE AND FISHERY REGULATORY SUPPORT PROGRAM		498,795,000		382,487,000				35,844,000		917,126,000
LOCALLY-FUNDED AND FOREIGN-ASSISTED PROGRAM		16,562,000		2,035,023,000		192,000		2,854,806,000		4,906,583,000

TOTAL NEW APPROPRIATIONS	₱	3,364,144,000	₱	15,560,328,000	₱	1,670,000	₱	17,804,426,000		₱36,730,568,000

Special Provision(s)

1. Agricultural Competitiveness Enhancement Fund. In addition to the amounts appropriated herein, One Billion Eight Hundred Million Pesos (₱1,800,000,000) sourced from all duties collected from the importation of agricultural products under the minimum access volume mechanism, including unused balances and collections from repayments and interests from loan beneficiaries, constituted into the Agricultural Competitiveness Enhancement Fund (ACEF) pursuant to Section 1 of R.A No. 10848, shall be used for the increased productivity of farmers and fisherfolk subject to DA, LBP and CHED Joint Memorandum No. 1., s. 2017, in accordance with the following allocation:

(a) Eighty percent (80%) far the provision of credit with reasonable interest which shall be directly released to Land Bank of the Philippines (LBP) subject to the provisions of LBP A.O. No. 15 dated February 14, 2018 and to the following credit limit: (i) Five Million Pesos (₱5,000,000) per project loan of Filipino farmers and fisherfolk associations and cooperatives, and micro and small-scale enterprises; and (ii) One Million (₱1,000,000) per individual farmer or fisherman;

(b) Ten percent (10%) as grants for research, development and commercialization of agricultural and fishery products and upgrading of research facilities, of qualified SUCs, which shall not exceed Five Million Pesos (₱5,000,000) per project; and

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(c) Ten percent (10%) for the funding of comprehensive and attractive grant-in-aid program for agriculture, forestry, fisheries, and veterinary medicine subject to the requirements and procedures under CHED and DA J.M.C. No. 2017-7 dated December 5, 2017.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Seed Fund. In addition to the amounts appropriated herein, Twenty One Million Ninety Thousand Pesos (₱21,090,000) shall be used for the implementation of the seed industry development programs sourced from the proceeds of the sales of certified seeds, plant materials, fines collected for violations of R.A. No. 7308, and donations from private or government agencies, constituted into the Seed Fund to be held in trust by the Bureau of Plant Industry in accordance with Section 16 of the same Act and its IRR.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

3. Livestock Promotion Fund. In addition to the amounts appropriated herein, Sixty Nine Million Six Hundred Thirty Five Thousand Pesos (₱69,635,000) shall be used for the stabilization, protection and development of the Philippine livestock industry sourced from all fees, charges and other income derived from the activities undertaken under R.A. No. 1556 as well as all the proceeds from the sale of the animals which may not be needed by the Bureau of Animal Industry and all other income from activities undertaken under R.A. No. 1578, constituted into the Livestock Promotion Fund in accordance with Section 9 of R.A. No. 1556 and Section 5 of R.A. No. 1578.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Book VI of E.O. No. 292.

4. Remedies Fund. In addition to the amounts appropriated herein, Ten Million Pesos (₱10,000,000) shall be used in the implementation of remedies and safeguard measures for the protection of the domestic industries and producers from increased imports which cause and threaten to cause serious injury to the local industry, sourced from fifty percent (50%) of the revenues collected from fees, charges, and safeguard duties, constituted into the Remedies Fund in accordance with Section 34 of R.A. No. 8800.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

5. Quick Response Fund. The amount of One Billion Pesos (₱1,000,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for provision of seeds and other planting materials, fingerlings and fries, livestocks, minor fishing paraphernalia and minor repair of small-scale irrigation systems in order that the situation and living conditions of people in communities or areas affected by natural or human-induced calamities, epidemics, crises and catastrophes which occurred in the last quarter of the immediately preceding year and those occuring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and information initiatives, or any other purpose not authorized in this Act.

6. Agriculture and Fisheries Modernization Program. The amount of Forty Nine Billion Six Hundred Seventy Two Million One Hundred Ninety Thousand Pesos (₱49,672,190,000) appropriated under the DA and all its bureaus and offices shall be used in support of the programs and projects under the Agriculture and Fisheries Modernization Program (AFMP).

This amount shall be supplemented by specific appropriations in the budgets of the various implementing agencies of AFMP, as follows:

CHED	₱	17,799,000
DAR		1,939,872,000
DENR		144,772,000
DPWH		100,000,000
DTI		111,035,000
NDA		271,441,000
NIA		26,251,445,000
NFA		7,000,000,000
NTA		401,370,000
PCA		1,251,356,000
PCIC		3,500,000,000
PFDA		765,190,000
PhilRice		771,509,000
SRA		500,000,000

TOTAL	₱	43,025,789,000

7. National Programs of the DA. The amount of Twelve Billion Two Hundred Seventy Six Million Four Hundred Thirty Thousand Pesos (₱12,276,430,000) appropriated herein for the National Programs for Rice, Corn, High Value Crops Development, Organic Agriculture and Livestock shall be implemented with priority given to: (i) major rice, corn, high value crops, organic and livestock producing provinces, and provinces with areas suitable for conversion to organic agriculture; (ii) areas where the majority of small farmers and fisherfolk registered under the Registry System for Basic Sectors in Agriculture (RSBSA) are located; and (iii) provinces or regions where the absolute number of poor farmers and/or fisherfolk and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

APRIL 29, 2019	OFFICIAL GAZETTE	81
DEPARTMENT OF AGRICULTURE

8. Farm-to-Market Road Projects. The amount appropriated herein for Farm-to-Market Road (FMR) projects shall be released directly to the DPWH for the construction, rehabilitation and repair of FMRs in accordance with the approved network plan. For this purpose the DA shall ensure that : (i) the FMR network plan shall include the scope of work, estimated length in kilometers, and specific location for each of the FMR projects, as well as a list of priority FMR projects, which must lead to arterial or secondary roads and key production areas; and (ii) the FMRs implemented are properly geo-tagged.

The approved FMR network plan shall be regularly updated to prioritize: (i) major rice, corn and high value commercial crops producing provinces; (ii) areas where the majority of small farmers and agrarian reform beneficiaries registered under the RSBSA are located; and (iii) provinces or regions where the absolute number of poor farmers and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

Upon completion of the construction, rehabilitation and repair of FMRs, the DPWH shall turn over the management and ownership thereof to the LGUs concerned, which shall commit to shoulder the maintenance and repair cost.

9. Small-Scale Irrigation Projects. The amount of One Billion Nine Hundred Eighty Four Million Nine Hundred Twenty Four Thousand Pesos (₱1,984,924,000) appropriated herein for the implementation of small-scale irrigation projects shall be used for the construction, restoration, improvement, or installation, of small-scale irrigation projects in accordance with the approved master plan.

Upon completion of the construction, restoration, improvement, or installation, of irrigation facilities, the DA shall turn over the management and ownership thereof to the LGUs or irrigator associations concerned, which shall commit to shoulder the maintenance and repair costs.

The DA, in coordination with the LGUs and irrigator’s association, shall prioritize the following in the updating of the master plan: (i) major rice, corn, high value commercial crops producing provinces, and provinces with areas suitable for conversion to organic agriculture; (ii) areas where the majority of small farmers registered under the RSBSA are located; and (iii) provinces or regions where the absolute number of poor farmers and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

The Secretary of Agriculture and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the approved network plan, community of farmers and agrarian reform beneficiaries, FMRs to be constructed for the year with the corresponding budgetary allocation, status of implementation supported by pre-construction and post-construction geo-tagged photos, aid project evaluation and/or assessment reports are posted on the DA website.

10. Agricultural Machineries, Equipment and Facilities. The amount appropriated herein for Agricultural Machineries, Equipment and Facilities shall be used for the construction of facilities and procurement of machineries and equipment.

Upon completion of the construction of facilities and procurement of machineries and equipment, the DA shall turn over the management and ownership thereof to the LGUs or farmers or fisherfolk organizations concerned, which shall commit to shoulder the maintenance and repair costs.

The Secretary of Agriculture and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the approved master plan, status of implementation and project evaluation and/or assessment reports are posted on the DA website.

11. Seed Buffer Stocking. The amount of One Billion One Hundred ninety Five Million Six Hundred Eighty One Thousand Pesos (₱1,195,681,000) appropriated herein under Production Support Services Sub-program on Rice and Corn shall be used for the purchase of seeds for buffer stocking to ensure the availability of high quality rice and corn seeds to be used in times of calamities and unforeseen events affecting rice and corn productions. The DA, in the distribution of seeds, shall prioritize major rice and corn producing provinces in geographically isolated and disadvantaged areas as well as those affected by the typhoons and natural calamities.

12. Rice Wastage Reduction Measures. The DA shall adopt measures to reduce wastage of rice. Such measures shall include the immediate and sustainable implementation of the Philippine National Standard on Good Warehousing Practices for Bagged Grains (PNS/BAFS 193:2017), which provides specific guidance for the appropriate handling, storage and transport of bagged grains to ensure prevention and reduction of physical, biological, and chemical hazards that affect the quality, quantity and safety of bagged grains during storage.

13. Climate Resilience of Agricultural Communities. The DA, in coordination with the Climate Change Commission, shall endeavor to increase the climate resilience of agricultural communities through the implementation of climate-resilient agricultural infrastructure projects and the distribution and development of seeds, which are adaptive to present and future climate conditions.

The DA shall promote and enhance the establishment of climate field schools and conduct seminars and trainings for local government units, farmers, and fisherfolk on the use of climate information and the benefits of rainwater catchments and organic farming approaches, among the other elements of sustainable land use.

14. Emergency Purchase. The DA may resort to emergency purchase of goods in accordance with the provisions of R.A. No. 9184, its IRR and GPPB guidelines, for the cure and prevention of animal diseases outbreaks as may be declared by the DA, such as but not limited to, Avian Influenza and rehabilitation of areas under calamity. Goods bought during an emergency should be delivered and distributed for the duration thereof.

15. Establishment of Agdao Farmers’ Market. Of the amount appropriated under the Agdao Farmers’ Market Project, Four Hundred Fifty Million Two Hundred Sixty Four Thousand Pesos (₱450,264,000) under Capital Outlay shall be released directly to DPWH for the construction of market building and drainage lines including bays and sidewalks. The remaining One Hundred Forty Nine Million Seven Hundred Thirty Six Thousand Pesos (₱149,736,000) under maintenance and other operating expenses shall be released as financial assistance to Davao City for the operating requirements of Agdao Farmers’ Market.

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16. Allocation for the Autonomous Region in Muslim Mindanao. The DA shall ensure that the allocation for ARMM in the amount of Three Hundred Eighteen Million Five Hundred Fifty Four Thousand Pesos (₱318,554,000) shall be released directly to ARMM-Department of Agriculture and Fisheries, through the Office of the Regional Governor, based on the submission by the DA of the allocation for ARMM per province, copy furnished said provinces.

The Secretary of Agriculture and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the amounts allocated for ARMM per province are posted on the DA website.

17. Review, Evaluation and Update of DA Industry Roadmaps. The DA, in consultation with the National Economic and Development Authority, shall ensure that all industry roadmaps under the DA are reviewed, evaluated and updated in accordance with the targets of the Philippine Development Plan 2017-2022. A report on the result of the review and evaluation shall be submitted to Congress and posted in the DA website.

18. Young Farmers Program. The amount of Ten Million Pesos (₱10,000,000) appropriated herein for the Young Farmers Program shall be used for the trainings and seminars to entice young Filipinos to join the farming industry.

19. Reporting and Posting Requirements. The DA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DA’s website

The DA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

20. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	645,545,000	₱	472,297,000	₱	1,040,000	₱	70,044,000	₱	1,188,926,000

National Capital Region (NCR)		260,405,000		262,025,000		400,000		25,544,000		548,374,000

Central Office		142,625,000		190,748,000		123,000				333,496,000
Agricultural Training Institute		22,382,000		12,511,000		40,000		2,500,000		37,433,000
Bureau of Agricultural and
Fisheries Engineering				18,730,000		77,000		1,375,000		20,182,000
Bureau of Agricultural Research		9,466,000		4,211,000		40,000		10,705,000		24,422,000
Bureau of Animal Industry		30,019,000		4,911,000		40,000				34,970,000
Bureau of Plant Industry		19,738,000		14,100,000		40,000				33,878,000
Bureau of Soils and Water Management		36,175,000		16,814,000		40,000		10,964,000		63,993,000
Region I - Ilocos		28,950,000		14,506,000		40,000				43,496,000

Regional Field Unit - I		28,950,000		14,506,000		40,000				43,496,000

APRIL 29, 2019	OFFICIAL GAZETTE	83
DEPARTMENT OF AGRICULTURE

Cordillera Administrative Region (CAR)	21,460,000	7,826,000	40,000		29,326,000

Regional Field Unit - CAR	21,460,000	7,826,000	40,000		29,326,000
Region II - Cagayan Valley	27,008,000	17,300,000	40,000	10,000,000	54,348,000

Regional Field Unit - II	27,008,000	17,300,000	40,000	10,000,000	54,348,000
Region III - Central luzon	23,681,000	15,500,000	40,000	19,500,000	58,721,000

Regional Field Unit - III	23,681,000	15,500,000	40,000	19,500,000	58,721,000
Region IVA - CALABARZON	28,536,000	24,405,000	40,000		52,981,000

Regional Field Unit - IVA	28,536,000	24,405,000	40,000		52,981,000
Region IVB - MIMAROPA	26,348,000	10,496,000	40,000		36,884,000

Regional Field Unit - IVB	26,348,000	10,496,000	40,000		36,884,000
Region V - Bicol	23,807,000	13,370,000	40,000		37,217,000

Regional Field Unit - V	23,807,000	13,370,000	40,000		37,217,000
Region VI - Western Visayas	25,417,000	23,661,000	40,000		49,118,000

Regional Field Unit - VI	25,417,000	23,661,000	40,000		49,118,000
Region VII - Central Visayas	26,034,000	21,886,000	40,000		47,960,000

Regional Field Unit - VII	26,034,000	21,886,000	40,000		47,960,000
Region VIII - Eastern Visayas	26,305,000	15,388,000	40,000		41,733,000

Regional Field Unit - VIII	26,305,000	15,388,000	40,000		41,733,000
Region IX - Zamboanga Peninsula	24,673,000	14,106,000	80,000	15,000,000	53,859,000

Philippine Rubber Research Institute		7,000,000	40,000		7,040,000
Regional Field Unit - IX	24,673,000	7,106,000	40,000	15,000,000	46,819,000
Region X - Northern Mindanao	25,179,000	10,999,000	40,000		36,218,000

Regional Field Unit - X	25,179,000	10,999,000	40,000		36,218,000
Region XI - Davao	28,531,000	8,144,000	40,000		36,715,000

Regional Field Unit - XI	28,531,000	8,144,000	40,000		36,715,000
Region XII - SOCCSKSARGEN	26,063,000	6,814,000	40,000		32,917,000

Regional Field Unit - XII	26,063,000	6,814,000	40,000		32,917,000
Region XIII - CARAGA	23,148,000	5,871,000	40,000		29,059,000

Regional Field Unit - XIII	23,148,000	5,871,000	40,000		29,059,000

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Administration of Personnel Benefits	89,323,000	89,323,000

National Capital Region (NCR)	44,861,000	44,861,000

Central Office	155,000	155,000
Agricultural Training Institute	4,310,000	4,310,000
Bureau of Agricultural Research	684,000	684,000
Bureau of Animal Industry	23,998,000	23,998,000
Bureau of Plant Industry	13,483,000	13,483,000
Bureau of Soils and Water Management	2,231,000	2,231,000
Region I - Ilocos	525,000	525,000

Regional Field Unit - I	525,000	525,000
Cordillera Administrative Region (CAR)	664,000	664,000

Regional Field Unit - CAR	664,000	664,000
Region II - Cagayan Valley	2,639,000	2,639,000

Regional Field Unit - II	2,639,000	2,639,000
Region III - Central Luzon	2,043,000	2,043,000

Regional Field Unit - III	2,043,000	2,043,000
Region IVA - CALABARZON	6,018,000	6,018,000

Regional Field Unit - IVA	6,018,000	6,018,000
Region IVB - MIMAROPA	5,611,000	5,611,000

Regional Field Unit - IVB	5,611,000	5,611,000
Region V - Bicol	4,782,000	4,782,000

Regional Field Unit - V	4,782,000	4,782,000
Region VI - Western Visayas	106,000	106,000

Regional Field Unit - VI	106,000	106,000
Region VIII - Eastern Visayas	1,807,000	1,807,000

Regional Field Unit - VIII	1,807,000	1,807,000
Region IX - Zamboanga Peninsula	6,680,000	6,680,000

Regional Field Unit - IX	6,680,000	6,680,000
Region X - Northern Mindanao	1,472,000	1,472,000

Regional Field Unit - X	1,472,000	1,472,000

APRIL 29, 2019	OFFICIAL GAZETTE	85
DEPARTMENT OF AGRICULTURE

Region XI - Davao	4,632,000				4,632,000

Regional Field Unit - XI	4,632,000				4,632,000
Region XII - SOCCSKSARGEN	7,335,000				7,335,000

Regional Field Unit - XII	7,335,000				7,335,000
Region XIII - CARAGA	148,000				148,000

Regional Field Unit - XIII	148,000				148,000

Sub-total, General Administration and Support	734,868,000	472,297,000	1,040,000	70,044,000	1,278,249,000

Support to Operations
Planning and policy formulation far soil and water resources conservation, management and development (BSWM)	101,621,000	106,600,000			208,221,000

National Capital Region (NCR)	101,621,000	106,600,000			208,221,000

Bureau of Soils and Water Management	101,621,000	106,600,000			208,221,000
Coordination of agricultural research (BAR)	22,148,000	5,986,000			28,134,000

National Capital Region (NCR)	22,148,000	5,986,000			28,134,000

Bureau of Agricultural Research	22,148,000	5,986,000			28,134,000
Information and Communication Technology (ICT) Management Support	26,141,000	67,796,000		334,781,000	428,718,000

National Capital Region (NCR)	26,141,000	67,195,000		168,735,000	262,071,000

Central Office	26,141,000	67,011,000		107,142,000	200,294,000
Bureau of Agricultural and Fisheries Engineering		30,000		4,305,000	4,335,000
Bureau of Agricultural Research		42,000		4,377,000	4,419,000
Bureau of Animal Industry		28,000		16,263,000	16,291,000
Bureau of Plant Industry		34,000		26,280,000	26,314,000
Bureau of Soils and Water Management		50,000		10,368,000	10,418,000
Region I - Ilocos		29,000		20,296,000	20,325,000

Regional Field Unit - I		29,000		20,296,000	20,325,000
Cordillera Administrative Region (CAR)		30,000		12,250,000	12,280,000

Regional Field Unit - CAR		30,000		12,250,000	12,280,000

86	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region II - Cagayan Valley		30,000	10,276,000	10,306,000

Regional Field Unit - II		30,000	10,276,000	10,306,000
Region III - Central Luzon		38,000	8,591,000	8,629,000

Regional Field Unit - III		38,000	8,591,000	8,629,000
Region IVA - CALABARZON		45,000	20,168,000	20,213,000

Regional Field Unit - IVA		45,000	20,168,000	20,213,000
Region IVB - MIMAROPA		43,000	10,637,000	10,680,000

Regional Field Unit - IVB		43,000	10,637,000	10,680,000
Region V - Bicol		50,000	14,229,000	14,279,000

Regional Field Unit - V		50,000	14,229,000	14,279,000
Region VI - Western Visayas		44,000	3,885,000	3,929,000

Regional Field Unit - VI		44,000	3,885,000	3,929,000
Region Vll - Central Visayas		39,000	12,492,000	12,531,000

Regional Field Unit - VII		39,000	12,492,000	12,531,000
Region VIII - Eastern Visayas		37,000	5,399,000	5,436,000

Regional Field Unit - VIII		37,000	5,399,000	5,436,000
Region IX - Zamboanga Peninsula		67,000	13,110,000	13,177,000

Philippine Rubber Research Institute		27,000	887,000	914,000
Regional Field Unit - IX		40,000	12,223,000	12,263,000
Region X - Northern Mindanao		34,000	7,508,000	7,542,000

Regional Field Unit - X		34,000	7,508,000	7,542,000
Region XI - Davao		30,000	13,575,000	13,605,000

Regional Field Unit - XI		30,000	13,575,000	13,605,000
Region XII - SOCCSKSARGEN		35,000	10,461,000	10,496,000

Regional Field Unit - XII		35,000	10,461,000	10,496,000
Region XIII - CARAGA		50,000	3,169,000	3,219,000

Regional Field Unit - XIII		50,000	3,169,000	3,219,000
Public information services	9,606,000	4,415,000		14,021,000

National Capital Region (NCR)	9,606,000	4,415,000		14,021,000

Central Office	9,606,000	4,415,000		14,021,000

APRIL 29, 2019	OFFICIAL GAZETTE	87
DEPARTMENT OF AGRICULTURE

Development of organizational policies, plans and procedures	116,377,000	198,752,000	315,129,000

National Capital Region (NCR)	4,077,000	47,450,000	51,527,000

Central Office		38,400,000	38,400,000
Bureau of Agricultural and Fisheries Engineering	4,077,000	9,050,000	13,127,000
Region I - Ilocos	7,219,000	9,916,000	17,135,000

Regional Field Unit - I	7,219,000	9,916,000	17,135,000
Cordillera Administrative Region (CAR)	6,290,000	5,856,000	12,146,000

Regional Field Unit - CAR	6,290,000	5,856,000	12,146,000
Region II - Cagayan Valley	7,799,000	25,175,000	32,974,000

Regional Field Unit - II	7,799,000	25,175,000	32,974,000
Region III - Central Luzon	7,289,000	13,090,000	20,379,000

Regional Field Unit - III	7,289,000	13,090,000	20,379,000
Region IVA - CALABARZON	6,698,000	12,584,000	19,282,000

Regional Field Unit - IVA	6,698,000	12,584,000	19,282,000
Region IVB - MIMAROPA	7,772,000	7,218,000	14,990,000

Regional Field Unit - IVB	7,772,000	7,218,000	14,990,000
Region V - Bicol	7,984,000	9,486,000	17,470,000

Regional Field Unit - V	7,984,000	9,486,000	17,470,000
Region VI - Western Visayas	7,530,000	16,256,000	23,786,000

Regional Field Unit - VI	7,530,000	16,256,000	23,786,000
Region VII - Central Visayas	7,782,000	6,088,000	13,870,000

Regional Field Unit - VII	7,782,000	6,088,000	13,870,000
Region VIII - Eastern Visayas	7,548,000	4,780,000	12,328,000

Regional Field Unit - VIII	7,548,000	4,780,000	12,328,000
Region IX - Zamboanga Peninsula	7,484,000	7,500,000	14,984,000

Regional Field Unit - IX	7,484,000	7,500,000	14,984,000
Region X - Northern Mindanao	6,870,000	8,106,000	14,976,000

Regional Field Unit - X	6,870,000	8,106,000	14,976,000

88	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region XI - Davao	7,814,000	8,827,000			16,641,000

Regional Field Unit - XI	7,814,000	8,827,000			16,641,000
Region XII - SOCCSKSARGEN	8,768,000	10,460,000			19,228,000

Regional Field Unit - XII	8,768,000	10,460,000			19,228,000
Region XIII - CARAGA	7,453,000	5,960,000			13,413,000

Regional Field Unit - XIII	7,453,000	5,960,000			13,413,000
Agri-business and marketing services	22,438,000	8,602,000	79,000		31,119,000

National Capital Region (NCR)	22,438,000	8,602,000	79,000		31,119,000

Central Office	22,438,000	8,602,000	79,000		31,119,000
International affairs coordination and liaisoning	68,534,000	44,156,000	359,000		113,049,000

National Capital Region (NCR)	68,534,000	44,156,000	359,000		113,049,000

Central Office	68,534,000	44,156,000	359,000		113,049,000
Operation and maintenance of the integrated laboratories	183,668,000	355,462,000		54,002,000	593,132,000

National Capital Region (NCR)		2,528,000			2,528,000

Central Office		2,528,000			2,528,000
Region I - Ilocos		22,265,000		41,720,000	63,985,000

Regional Field Unit - I		22,265,000		41,720,000	63,985,000
Cordillera Administrative Region (CAR)	11,025,000	15,786,000			26,811,000

Regional Field Unit - CAR	11,025,000	15,786,000			26,811,000
Region II - Cagayan Valley	18,754,000	58,527,000		1,700,000	78,981,000

Regional Field Unit - II	18,754,000	58,527,000		1,700,000	78,981,000
Region III - Central Luzon	16,277,000	38,180,000		5,610,000	60,067,000

Regional Field Unit - III	16,277,000	38,180,000		5,610,000	60,067,000
Region IVA - CALABARZON	17,904,000	18,975,000			36,879,000

Regional Field Unit - IVA	17,904,000	18,975,000			36,879,000
Region IVB - MIMAROPA		10,856,000			10,856,000

Regional Field Unit - IVB		10,856,000			10,856,000
Region V - Bicol	10,421,000	44,673,000			55,094,000

Regional Field Unit - V	10,421,000	44,673,000			55,094,000

APRIL 29, 2019	OFFICIAL GAZETTE	89
DEPARTMENT OF AGRICULTURE

Region VI - Western Visayas	15,989,000	6,663,000		22,652,000

Regional Field Unit - VI	15,989,000	6,663,000		22,652,000
Region VII - Central Visayas	17,835,000	15,498,000		33,333,000

Regional Field Unit - VII	17,835,000	15,498,000		33,333,000
Region VIII - Eastern Visayas	17,105,000	8,294,000	815,000	26,214,000

Regional Field Unit - VIII	17,105,000	8,294,000	815,000	26,214,000
Region IX - Zamboanga Peninsula		40,895,000		40,895,000

Regional Field Unit - IX		40,895,000		40,895,000
Region X - Northern Mindanao	16,238,000	18,625,000	250,000	35,113,000

Regional Field Unit - X	16,238,000	18,625,000	250,000	35,113,000
Region XI - Davao	15,663,000	31,910,000	100,000	47,673,000

Regional Field Unit - XI	15,663,000	31,910,000	100,000	47,673,000
Region XII - SOCCSKSARGEN	14,289,000	17,107,000	107,000	31,503,000

Regional Field Unit - XII	14,289,000	17,107,000	107,000	31,503,000
Region XIII - CARAGA	12,168,000	4,680,000	3,700,000	20,548,000

Regional Field Unit - XIII	12,168,000	4,680,000	3,700,000	20,548,000
Field program management activities	174,721,000	1,407,014,000	64,995,000	1,646,730,000

National Capital Region (NCR)	25,992,000	295,678,000	23,056,000	344,726,000

Central Office	24,942,000	262,317,000	5,800,000	293,059,000
Bureau of Agricultural and Fisheries Engineering	1,050,000	10,300,000	17,056,000	28,406,000
Bureau of Animal Industry		3,892,000		3,892,000
Bureau of Plant Industry		19,169,000	200,000	19,369,000
Region I - Ilocos		63,313,000	880,000	64,193,000

Regional Field Unit - I		63,313,000	880,000	64,193,000
Cordillera Administrative Region (CAR)	4,600,000	52,765,000	600,000	57,965,000

Regional Field Unit - CAR	4,600,000	52,765,000	600,000	57,965,000
Region II - Cagayan Valley	24,157,000	125,097,000	3,887,000	153,141,000

Regional Field Unit - II	24,157,000	125,097,000	3,887,000	153,141,000

90	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region III - Central Luzon	4,430,000	96,025,000		4,923,000	105,378,000

Regional Field Unit - III	4,430,000	96,025,000		4,923,000	105,378,000
Region IVA - CALABARZON	38,928,000	72,639,000		1,460,000	113,027,000

Regional Field Unit - IVA	38,928,000	72,639,000		1,460,000	113,027,000
Region IVB - MIMAROPA		67,354,000		3,221,000	70,575,000

Regional Field Unit - IVB		67,354,000		3,221,000	70,575,000
Region V - Bicol	17,949,000	87,267,000		5,750,000	110,966,000

Regional Field Unit - V	17,949,000	87,267,000		5,750,000	110,966,000
Region VI - Western Visayas	25,155,000	90,756,000		8,238,000	124,149,000

Regional Field Unit - VI	25,155,000	90,756,000		8,238,000	124,149,000
Region VII - Central Visayas	4,614,000	74,013,000		250,000	78,877,000

Regional Field Unit - VII	4,614,000	74,013,000		250,000	78,877,000
Region VIII - Eastern Visayas	3,732,000	60,772,000		150,000	64,654,000

Regional Field Unit - VIII	3,732,000	60,772,000		150,000	64,654,000
Region IX - Zamboanga Peninsula		73,413,000		375,000	73,788,000

Regional Field Unit - IX		73,413,000		375,000	73,788,000
Region X - Northern Mindanao	3,753,000	76,500,000		6,900,000	87,153,000

Regional Field Unit - X	3,753,000	76,500,000		6,900,000	87,153,000
Region XI - Davao	17,621,000	69,888,000		840,000	88,349,000

Regional Field Unit - XI	17,621,000	69,888,000		840,000	88,349,000
Region XII - SOCCSKSARGEN		56,725,000		400,000	57,125,000

Regional Field Unit - XII		56,725,000		400,000	57,125,000
Region XIII - CARAGA	3,790,000	44,809,000		4,065,000	52,664,000

Regional Field Unit - XIII	3,790,000	44,809,000		4,065,000	52,664,000
Quick Response Fund		1,000,000,000			1,000,000,000

National Capital Region (NCR)		1,000,000,000			1,000,000,000

Central Office		1,000,000,000			1,000,000,000

Sub-total, Support to Operations	725,254,000	3,198,783,000	438,000	453,778,000	4,378,253,000

APRIL 29, 2019	OFFICIAL GAZETTE	91
DEPARTMENT OF AGRICULTURE

Operations
Productivity in the agricultural sector increased	1,904,022,000	11,889,248,000	192,000	17,280,604,000	31,074,066,000

TECHNICAL AND SUPPORT SERVICES PROGRAM	1,325,935,000	8,887,387,000		719,117,000	10,932,439,000

PRODUCTION SUPPORT SERVICES (PSS) SUB-PROGRAM	308,625,000	3,156,003,000		507,487,000	3,972,115,000

PSS on the National Rice Program		1,713,223,000		195,682,000	1,908,905,000

National Capital Region (NCR)		85,389,000		27,220,000	112,609,000

Central Office		54,867,000		1,470,000	56,337,000
Bureau of Plant Industry		30,522,000		25,750,000	56,272,000
Region I - Ilocos		176,070,000		20,600,000	196,670,000

Regional Field Unit - I		176,070,000		20,600,000	196,670,000
Cordillera Administrative Region (CAR)		26,562,000		750,000	27,312,000

Regional Field Unit - CAR		26,562,000		750,000	27,312,000
Region II - Cagayan Valley		318,384,000		17,500,000	335,884,000

Regional Field Unit - II		318,384,000		17,500,000	335,884,000
Region III - Central Luzon		594,130,000		11,400,000	605,530,000

Regional Field Unit - III		594,130,000		11,400,000	605,530,000
Region IVA - CALABARZON		34,715,000		6,500,000	41,215,000

Regional Field Unit - IVA		34,715,000		6,500,000	41,215,000
Region IVB - MIMAROPA		62,854,000		12,500,000	75,354,000

Regional Field Unit - IVB		62,854,000		12,500,000	75,354,000
Region V - Bicol		74,378,000		16,300,000	90,678,000

Regional Field Unit - V		74,378,000		16,300,000	90,678,000
Region VI - Western Visayas		40,226,000			40,226,000

Regional Field Unit - VI		40,226,000			40,226,000
Region VII - Central Visayas		3,178,000		20,420,000	23,598,000

Regional Field Unit - VII		3,178,000		20,420,000	23,598,000
Region VIII - Eastern Visayas		54,825,000		21,000,000	75,825,000

Regional Field Unit - VIII		54,825,000		21,000,000	75,825,000

92	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IX - Zamboanga Peninsula	36,288,000	5,650,000	41,938,000

Regional Field Unit - IX	36,288,000	5,650,000	41,938,000
Region X - Northern Mindanao	60,453,000	8,822,000	69,275,000

Regional Field Unit - X	60,453,000	8,822,000	69,275,000
Region XI - Davao	57,363,000	5,270,000	62,633,000

Regional Field Unit - XI	57,363,000	5,270,000	62,633,000
Region XII - SOCCSKSARGEN	59,099,000	2,000,000	61,099,000

Regional Field Unit - XII	59,099,000	2,000,000	61,099,000
Region XIII - CARAGA	29,309,000	19,750,000	49,059,000

Regional Field Unit - XIII	29,309,000	19,750,000	49,059,000
PSS on the National Livestock Program	495,641,000	210,097,000	705,738,000

National Capital Region (NCR)	145,614,000		145,614,000

Central Office	18,691,000		18,691,000
Bureau of Animal Industry	126,923,000		126,923,000
Region I - Ilocos	11,044,000	10,630,000	21,674,000

Regional Field Unit - I	11,044,000	10,630,000	21,674,000
Cordillera Administrative Region (CAR)	31,251,000	24,027,000	55,278,000

Regional Field Unit - CAR	31,251,000	24,027,000	55,278,000
Region II - Cagayan Valley	36,375,000	21,723,000	58,098,000

Regional Field Unit - II	36,375,000	21,723,000	58,098,000
Region III - Central Luzon	17,475,000	10,945,000	28,420,000

Regional Field Unit - III	17,475,000	10,945,000	28,420,000
Region IVA - CALABARZON	23,698,000	12,908,000	36,606,000

Regional Field Unit - IVA	23,698,000	12,908,000	36,606,000
Region IVB - MIMAROPA	8,490,000	13,665,000	22,155,000

Regional Field Unit - IVB	8,490,000	13,665,000	22,155,000
Region V - Bicol	27,698,000	22,932,000	50,630,000

Regional Field Unit - V	27,698,000	22,932,000	50,630,000
Region VI - Western Visayas	14,273,000	11,629,000	25,902,000

Regional Field Unit - VI	14,273,000	11,629,000	25,902,000

APRIL 29, 2019	OFFICIAL GAZETTE	93
DEPARTMENT OF AGRICULTURE

Region VII - Central Visayas	15,567,000	8,203,000	23,770,000

Regional Field Unit - VII	15,567,000	8,203,000	23,770,000
Region VIII - Eastern Visayas	20,550,000	14,277,000	42,827,000

Regional Field Unit - VIII	28,550,000	14,277,000	42,827,000
Region IX - Zamboanga Peninsula	24,597,000	15,030,000	39,627,000

Regional Field Unit - IX	24,597,000	15,030,000	39,627,000
Region X - Northern Mindanao	32,020,000	9,004,000	41,024,000

Regional Field Unit - X	32,020,000	9,004,000	41,024,000
Region XI - Davao	59,790,000	7,395,000	67,185,000

Regional Field Unit - XI	59,790,000	7,395,000	67,185,000
Region XII - SOCCSKSARGEN	7,894,000	19,200,000	27,094,000

Regional Field Unit - XII	7,894,000	19,200,000	27,094,000
Region XIII - CARAGA	11,305,000	8,529,000	19,834,000

Regional Field Unit - XIII	11,305,000	8,529,000	19,834,000
PSS on the National Corn Program	304,977,000	54,909,000	359,886,000

Rational Capital Region (NCR)	20,442,000		20,442,000

Central Office	8,864,000		8,864,000
Bureau of Plant Industry	11,578,000		11,578,000
Region I - Ilocos	11,435,000		11,435,000

Regional Field Unit - I	11,435,000		11,435,000
Cordillera Administrative Region (CAR)	6,700,000	2,250,000	8,950,000

Regional Field Unit - CAR	6,700,000	2,250,000	8,950,000
Region II - Cagayan Valley	52,851,000	260,000	53,111,000

Regional Field Unit - II	52,851,000	260,000	53,111,000
Region III - Central Luzon	11,076,000		11,076,000

Regional Field Unit - III	11,076,000		11,076,000
Region IVA - CALABARZON	12,404,000	500,000	12,904,000

Regional Field Unit - IVA	12,404,000	500,000	12,904,000
Region IVB - MIMAROPA	10,895,000	1,500,000	12,395,000

Regional Field Unit - IVB	10,895,000	1,500,000	12,395,000

94	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region V - Bicol	31,262,000	12,000,000	43,262,000

Regional Field Unit - V	31,262,000	12,000,000	43,262,000
Region VI - Western Visayas	13,346,000	370,000	13,716,000

Regional Field Unit - VI	13,346,000	370,000	13,716,000
Region VII - Central Visayas	18,940,000		18,940,000

Regional Field Unit - VII	18,940,000		18,940,000
Region VIII - Eastern Visayas	15,007,000	17,050,000	32,057,000

Regional Field Unit - VIII	15,007,000	17,050,000	32,057,000
Region IX - Zamboanga Peninsula	7,801,000	845,000	8,646,000

Regional Field Unit - IX	7,801,000	845,000	8,646,000
Region X - Northern Mindanao	28,399,000		28,399,000

Regional Field Unit - X	28,399,000		28,399,000
Region XI - Davao	21,531,000	7,660,000	29,191,000

Regional Field Unit - XI	21,531,000	7,660,000	29,191,000
Region XII - SOCCSKSARGEN	22,968,000	12,100,000	35,068,000

Regional Field Unit - XII	22,968,000	12,100,000	35,068,000
Region XIII - CARAGA	19,920,000	374,000	20,294,000

Regional Field Unit - XIII	19,920,000	374,000	20,294,000
PSS on the National High-Value Crops Program	467,652,000	28,705,000	496,357,000

National Capital Region (NCR)	57,277,000	7,092,000	64,369,000

Central Office	23,951,000		23,951,000
Bureau of Plant Industry	33,326,000	7,092,000	40,418,000
Region I - Ilocos	40,527,000		40,527,000

Regional Field Unit - I	40,527,000		40,527,000
Cordillera Administrative Region (CAR)	28,767,000	500,000	29,267,000

Regional Field Unit - CAR	28,767,000	500,000	29,267,000
Region II - Cagayan Valley	38,897,000	200,000	39,097,000

Regional Field Unit - II	38,897,000	200,000	39,097,000
Region III - Central Luzon	34,216,000	4,000,000	38,216,000

Regional Field Unit - III	34,216,000	4,000,000	38,216,000

APRIL 29, 2019	OFFICIAL GAZETTE	95
DEPARTMENT OF AGRICULTURE

Region IVA - CALABARZON	25,911,000		25,911,000

Regional Field Unit - IVA	25,911,000		25,911,000
Region IVB - MIMAROPA	38,183,000	2,113,000	40,296,000

Regional Field Unit - IVB	38,183,000	2,113,000	40,296,000
Region V - Bicol	34,721,000	2,800,000	37,521,000

Regional Field Unit - V	34,721,000	2,800,000	37,521,000
Region VI - Western Visayas	27,394,000	2,500,000	29,894,000

Regional Field Unit - VI	27,394,000	2,500,000	29,894,000
Region VII - Central Visayas	14,188,000	2,500,000	16,688,000

Regional Field Unit - VII	14,188,000	2,500,000	16,688,000
Region VIII - Eastern Visayas	21,615,000		21,615,000

Regional Field Unit - VIII	21,615,000		21,615,000
Region IX - Zamboanga Peninsula	26,774,000	5,000,000	31,774,000

Regional Field Unit - IX	26,774,000	5,000,000	31,774,000
Region X - Northern Mindanao	14,971,000		14,971,000

Regional Field Unit - X	14,971,000		14,971,000
Region XI - Davao	22,512,000	2,000,000	24,512,000

Regional Field Unit - XI	22,512,000	2,000,000	24,512,000
Region XII - SOCCSKSARGEN	18,441,000		18,441,000

Regional Field Unit - XII	18,441,000		18,441,000
Region XIII - CARAGA	23,258,000		23,258,000

Regional Field Unit - XIII	23,258,000		23,258,000
PSS on the Promotion and Development of Organic Agriculture Program	77,494,000	18,094,000	95,588,000

National Capital Region (NCR)	24,568,000	2,448,000	27,016,000

Central Office	4,038,000		4,038,000
Bureau of Animal Industry	64,000	413,000	477,000
Bureau of Plant Industry	20,466,000	2,035,000	22,501,000
Region I - Ilocos	7,524,000	552,000	8,076,000

Regional Field Unit - I	7,524,000	552,000	8,076,000

96	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Cordillera Administrative Region (CAR)		3,371,000		3,371,000

Regional Field Unit - CAR		3,371,000		3,371,000
Region II - Cagayan Valley		5,500,000	1,851,000	7,351,000

Regional Field Unit - II		5,500,000	1,851,000	7,351,000
Region III - Central Luzon		3,091,000	2,610,000	5,701,000

Regional Field Unit - III		3,091,000	2,610,000	5,701,000
Region IVA - CALABARZON		4,608,000	1,916,000	6,524,000

Regional Field Unit - IVA		4,608,000	1,916,000	6,524,000
Region IVB - MIMAROPA		1,419,000	1,505,000	2,924,000

Regional Field Unit - IVB		1,419,000	1,505,000	2,924,000
Region V - Bicol		1,765,000	368,000	2,133,000

Regional Field Unit - V		1,765,000	368,000	2,133,000
Region VI - Western Visayas		820,000	749,000	1,569,000

Regional Field Unit - VI		820,000	749,000	1,569,000
Region VII - Central Visayas		1,349,000	1,289,000	2,638,000

Regional Field Unit - VII		1,349,000	1,289,000	2,638,000
Region VIII - Eastern Visayas		4,280,000	134,000	4,414,000

Regional Field Unit - VIII		4,280,000	134,000	4,414,000
Region IX - Zamboanga Peninsula		4,252,000	1,897,000	6,149,000

Regional Field Unit - IX		4,252,000	1,897,000	6,149,000
Region X - Northern Mindanao		1,368,000	334,000	1,702,000

Regional Field Unit - X		1,368,000	334,000	1,702,000
Region XI - Davao		2,380,000	190,000	2,570,000

Regional Field Unit - XI		2,380,000	190,000	2,570,000
Region XII - SOCCSKSARGEN		4,800,000	1,770,000	6,570,000

Regional Field Unit - XII		4,800,000	1,770,000	6,570,000
Region XIII - CARAGA		6,399,000	481,000	6,880,000

Regional Field Unit - XIII		6,399,000	481,000	6,880,000
Other production support services activities	308,625,000	97,016,000		405,641,000

National Capital Region (NCR)	58,910,000	34,506,000		93,416,000

Bureau of Animal Industry	20,234,000	20,906,000		41,140,000

APRIL 29, 2019	OFFICIAL GAZETTE	97
DEPARTMENT OF AGRICULTURE

Bureau of Plant Industry	38,676,000	13,600,000	52,276,000
Region I - Ilocos	36,386,000	7,447,000	43,833,000

Regional Field Unit - I	36,386,000	7,447,000	43,833,000
Cordillera Administrative Region (CAR)	18,203,000	2,207,000	20,410,000

Regional Field Unit - CAR	18,203,000	2,207,000	20,410,000
Region II - Cagayan Valley		2,619,000	2,619,000

Regional Field Unit - II		2,619,000	2,619,000
Region III - Central Luzon	22,183,000	4,440,000	26,623,000

Regional Field Unit - III	22,183,000	4,440,000	26,623,000
Region IVA - CALABARZON	3,203,000	9,163,000	12,366,000

Regional Field Unit - IVA	3,203,000	9,163,000	12,366,000
Region IVB - MIMAROPA	25,075,000	4,725,000	29,800,000

Regional Field Unit - IVB	25,075,000	4,725,000	29,800,000
Region V - Bicol	10,013,000	6,105,000	16,118,000

Regional Field Unit - V	10,013,000	6,105,000	16,118,000
Region VI - Western Visayas	983,000	4,515,000	5,498,000

Regional Field Unit - VI	983,000	4,515,000	5,498,000
Region VII - Central Visayas	18,324,000	5,912,000	24,236,000

Regional Field Unit - VII	18,324,000	5,912,000	24,236,000
Region VIII - Eastern Visayas	19,201,000	2,813,000	22,014,000

Regional Field Unit - VIII	19,201,000	2,813,000	22,014,000
Region IX - Zamboanga Peninsula	30,204,000	2,272,000	32,476,000

Regional Field Unit - IX	30,204,000	2,272,000	32,476,000
Region X - Northern Mindanao	25,212,000	2,454,000	27,666,000

Regional Field Unit - X	25,212,000	2,454,000	27,666,000
Region XI - Davao	1,920,000	4,027,000	5,947,000

Regional Field Unit - XI	1,920,000	4,027,000	5,947,000
Region XII - SOCCSKSARGEN	23,524,000	1,769,000	25,293,000

Regional Field Unit - XII	23,524,000	1,769,000	25,293,000
Region XIII - CARAGA	15,284,000	2,042,000	17,326,000

Regional Field Unit - XIII	15,284,000	2,042,000	17,326,000

98	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

MARKET DEVELOPMENT SERVICES (MDS) SUB-PROGRAM	96,643,000	260,252,000	150,000	357,045,000

Market Development Services	96,643,000	260,252,000	150,000	357,045,000

National Capital Region (NCR)		64,152,000		64,152,000

Central Office		64,152,000		64,152,000
Region I - Ilocos	1,779,000	10,942,000		12,721,000

Regional Field Unit - I	1,779,000	10,942,000		12,721,000
Cordillera Administrative Region (CAR)	6,563,000	20,305,000		26,868,000

Regional Field Unit - CAR	6,563,000	20,305,000		26,868,000
Region II - Cagayan Valley	6,805,000	17,639,000		24,444,000

Regional Field Unit - II	6,805,000	17,639,000		24,444,000
Region III - Central Luzon	6,083,000	18,880,000		24,963,000

Regional Field Unit - III	6,083,000	18,880,000		24,963,000
Region IVA - CALABARZON	5,982,000	11,264,000		17,246,000

Regional Field Unit - IVA	5,982,000	11,264,000		17,246,000
Region IVB - MIMAROPA	6,640,000	19,124,000		25,764,000

Regional Field Unit - IVB	6,640,000	19,124,000		25,764,000
Region V - Bicol	7,419,000	17,052,000		24,471,000

Regional Field Unit - V	7,419,000	17,052,000		24,471,000
Region VI - Western Visayas	5,868,000	17,186,000		23,054,000

Regional Field Unit - VI	5,868,000	17,186,000		23,054,000
Region VII - Central Visayas	7,477,000	9,710,000		17,187,000

Regional Field Unit - VII	7,477,000	9,710,000		17,187,000
Region VIII - Eastern Visayas	7,448,000	6,317,000		13,765,000

Regional Field Unit - VIII	7,448,000	6,317,000		13,765,000
Region IX - Zamboanga Peninsula	6,857,000	10,873,000		17,730,000

Regional Field Unit - IX	6,857,000	10,873,000		17,730,000
Region X - Northern Mindanao	6,173,000	12,353,000		18,526,000

Regional Field Unit - X	6,173,000	12,353,000		18,526,000
Region XI - Davao	6,646,000	10,375,000		17,021,000

Regional Field Unit - XI	6,646,000	10,375,000		17,021,000

APRIL 29, 2019	OFFICIAL GAZETTE	99
DEPARTMENT OF AGRICULTURE

Region XII - SOCCSKSARGEN	6,954,000	8,130,000	150,000	15,234,000

Regional Field Unit - XII	6,954,000	8,130,000	150,000	15,234,000
Region XIII - CARAGA	7,949,000	5,950,000		13,899,000

Regional Field Unit - XIII	7,949,000	5,950,000		13,899,000
EXTENSION SUPPORT, EDUCATION AND TRAINING SERVICES (ESETS) SUB-PROGRAM	244,998,000	3,819,647,000	176,985,000	4,241,630,000

ESETS on the National Rice Program		2,155,073,000	88,860,000	2,243,933,000

National Capital Region (NCR)		383,404,000		383,404,000

Central Office		67,784,000		67,784,000
Agricultural Training Institute		276,000,000		276,000,000
Bureau of Plant Industry		11,900,000		11,900,000
Bureau of Soils and Water Management		27,720,000		27,720,000
Region I - Ilocos		99,722,000		99,722,000

Regional Field Unit - I		99,722,000		99,722,000
Cordillera Administrative Region (CAR)		125,174,000	130,000	125,304,000

Regional Field Unit - CAR		125,174,000	130,000	125,304,000
Region II - Cagayan Valley		256,287,000	1,500,000	257,787,000

Regional Field Unit - II		256,287,000	1,500,000	257,787,000
Region III - Central Luzon		155,923,000	730,000	156,653,000

Regional Field Unit - III		155,923,000	730,000	156,653,000
Region IVA - CALABARZON		138,495,000		138,495,000

Regional Field Unit - IVA		138,495,000		138,495,000
Region IVB - MIMAROPA		172,539,000	17,650,000	190,189,000

Regional Field Unit - IVB		172,539,000	17,650,000	190,189,000
Region V - Bicol		188,135,000		188,135,000

Regional Field Unit - V		188,135,000		188,135,000
Region VI - Western Visayas		207,135,000	60,550,000	267,685,000

Regional Field Unit - VI		207,135,000	60,550,000	267,685,000
Region VII - Central Visayas		56,582,000		56,582,000

Regional Field Unit - VII		56,582,000		56,582,000

100	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region VIII - Eastern Visayas	73,019,000	1,000,000	74,019,000

Regional Field Unit - VIII	73,019,000	1,000,000	74,019,000
Region IX - Zamboanga Peninsula	72,748,000		72,748,000

Regional Field Unit - IX	72,748,000		72,748,000
Region X - Northern Mindanao	37,869,000	300,000	38,169,000

Regional Field Unit - X	37,869,000	300,000	38,169,000
Region XI - Davao	33,940,000	90,000	34,030,000

Regional Field Unit - XI	33,940,000	90,000	34,030,000
Region XII - SOCCSRSARGEN	93,926,000	6,910,000	100,836,000

Regional Field Unit - XII	93,926,000	6,910,000	100,836,000
Region XIII - CARAGA	60,175,000		60,175,000

Regional Field Unit - XIII	60,175,000		60,175,000
ESETS on the National Livestock Program	265,529,000	52,945,000	318,474,000

National Capital Region (NCR)	101,820,000	44,020,000	145,840,000

Central Office	7,599,000		7,599,000
Agricultural Training Institute	87,701,000	44,020,000	131,721,000
Bureau of Animal Industry	6,520,000		6,520,000
Region I - Ilocos	11,096,000	7,700,000	18,796,000

Regional Field Unit - I	11,096,000	7,700,000	18,796,000
Cordillera Administrative Region (CAR)	12,549,000	1,000,000	13,549,000

Regional Field Unit - CAR	12,549,000	1,000,000	13,549,000
Region II - Cagayan Valley	6,117,000		6,117,000

Regional Field Unit - II	6,117,000		6,117,000
Region III - Central Luzon	16,300,000		16,300,000

Regional Field Unit - III	16,300,000		16,300,000
Region IVA - CALABARZON	12,823,000		12,823,000

Regional Field Unit - IVA	12,823,000		12,823,000
Region IVB - MIMAROPA	5,481,000		5,481,000

Regional Field Unit - IVB	5,481,000		5,481,000

APRIL 29, 2019	OFFICIAL GAZETTE	101
DEPARTMENT OF AGRICULTURE

Region V - Bicol	10,972,000		10,972,000

Regional Field Unit - V	10,972,000		10,972,000
Region VI - Western Visayas	13,680,000		13,680,000

Regional Field Unit - VI	13,680,000		13,680,000
Region VII - Central Visayas	14,521,000		14,521,000

Regional Field Unit - VII	14,521,000		14,521,000
Region VIII - Eastern Visayas	15,690,000		15,690,000

Regional Field Unit - VIII	15,690,000		15,690,000
Region IX - Zamboanga Peninsula	7,651,000		7,651,000

Regional Field Unit - IX	7,651,000		7,651,000
Region X - Northern Mindanao	15,811,000	25,000	15,836,000

Regional Field Unit - X	15,811,000	25,000	15,836,000
Region XI - Davao	7,950,000		7,950,000

Regional Field Unit - XI	7,950,000		7,950,000
Region XII - SOCCSKSARGEN	5,500,000	200,000	5,700,000

Regional Field Unit - XII	5,500,000	200,000	5,700,000
Region XIII - CARAGA	7,568,000		7,568,000

Regional Field Unit - XIII	7,568,000		7,568,000
ESETS on the National Corn Program	483,769,000	180,000	483,949,000

National Capital Region (NCR)	208,520,000		208,520,000

Central Office	31,355,000		31,355,000
Agricultural Training Institute	165,000,000		165,000,000
Bureau of Plant Industry	3,165,000		3,165,000
Bureau of Soils and Water Management	9,000,000		9,000,000
Region I - Ilocos	16,741,000		16,741,000

Regional Field Unit - I	16,741,000		16,741,000
Cordillera Administrative Region (CAR)	18,245,000		18,245,000

Regional Field Unit - CAR	18,245,000		18,245,000
Region II - Cagayan Valley	19,920,000		19,920,000

Regional Field Unit - II	19,920,000		19,920,000

102	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region III - Central Luzon	23,823,000		23,823,000

Regional Field Unit - III	23,823,000		23,823,000
Region IVA - CALABARZON	15,061,000	150,000	15,211,000

Regional Field Unit - IVA	15,061,000	150,000	15,211,000
Region IVB - MIMAROPA	23,818,000		23,818,000

Regional Field Unit - IVB	23,818,000		23,818,000
Region V - Bicol	6,164,000		6,164,000

Regional Field Unit - V	6,164,000		6,164,000
Region VI - Western Visayas	18,768,000		18,768,000

Regional Field Unit - VI	18,768,000		18,768,000
Region VII - Central Visayas	27,010,000		27,010,000

Regional Field Unit - VII	27,010,000		27,010,000
Region VIII - Eastern Visayas	16,234,000		16,234,000

Regional Field Unit - VIII	16,234,000		16,234,000
Region IX - Zamboanga Peninsula	20,350,000		20,350,000

Regional Field Unit - IX	20,350,000		20,350,000
Region X - Northern Mindanao	17,885,000	30,000	17,915,000

Regional Field Unit - X	17,885,000	30,000	17,915,000
Region XI - Davao	17,420,000		17,420,000

Regional Field Unit - XI	17,420,000		17,420,000
Region XII - SOCCSRSARGEN	22,790,000		22,790,000

Regional Field Unit - XII	22,790,000		22,790,000
Region XIII - CARAGA	11,020,000		11,020,000

Regional Field Unit - XIII	11,020,000		11,020,000
ESETS on the National High-Value Crops Program	392,641,000		392,641,000

National Capital Region (NCR)	94,680,000		94,680,000

Central Office	16,980,000		16,980,000
Agricultural Training Institute	70,200,000		70,200,000
Bureau of Plant Industry	7,500,000		7,500,000

APRIL 29, 2019	OFFICIAL GAZETTE	103
DEPARTMENT OF AGRICULTURE

Region I - Ilocos	19,528,000	19,528,000

Regional Field Unit - I	19,528,000	19,528,000
Cordillera Administrative Region (CAR)	19,933,000	19,933,000

Regional Field Unit - CAR	19,933,000	19,933,000
Region II - Cagayan Valley	23,900,000	23,900,000

Regional Field Unit - II	23,900,000	23,900,000
Region III - Central Luzon	7,556,000	7,556,000

Regional Field Unit - III	7,556,000	7,556,000
Region IVA - CALABARZON	32,103,000	32,103,000

Regional Field Unit - IVA	32,103,000	32,103,000
Region IVB - MIMAROPA	15,550,000	15,550,000

Regional Field Unit - IVB	15,550,000	15,550,000
Region V - Bicol	17,141,000	17,141,000

Regional Field Unit - V	17,141,000	17,141,000
Region VI - Western Visayas	11,886,000	11,886,000

Regional Field Unit - VI	11,886,000	11,886,000
Region VII - Central Visayas	25,096,000	25,096,000

Regional Field Unit - VII	25,096,000	25,096,000
Region VIII - Eastern Visayas	16,632,000	16,632,000

Regional Field Unit - VIII	16,632,000	16,632,000
Region IX - Zamboanga Peninsula	19,200,000	19,200,000

Regional Field Unit - IX	19,200,000	19,200,000
Region X - Northern Mindanao	13,181,000	13,181,000

Regional Field Unit - X	13,181,000	13,181,000
Region XI - Davao	27,084,000	27,084,000

Regional Field Unit - XI	27,084,000	27,084,000
Region XII - SOCCSKSARGEN	25,231,000	25,231,000

Regional Field Unit - XII	25,231,000	25,231,000
Region XIII - CARAGA	23,940,000	23,940,000

Regional Field Unit - XIII	23,940,000	23,940,000

104	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

ESETS on the Promotion and Development of Organic Agriculture Program	199,897,000	199,897,000

National Capital Region (NCR)	75,453,000	75,453,000

Central Office	14,389,000	14,389,000
Agricultural Training Institute	55,200,000	55,200,000
Bureau of Animal Industry	1,864,000	1,864,000
Bureau of Soils and Water Management	4,000,000	4,000,000
Region I - Ilocos	4,742,000	4,742,000

Regional field Unit - I	4,742,000	4,742,000
Cordillera Administrative Region (CAR)	12,194,000	12,194,000

Regional Field Unit - CAR	12,194,000	12,194,000
Region II - Cagayan Valley	12,249,000	12,249,000

Regional Field Unit - II	12,249,000	12,249,000
Region III - Central Luzon	11,220,000	11,220,000

Regional Field Unit - III	11,220,000	11,220,000
Region IVA - CALABARZON	24,969,000	24,969,000

Regional Field Unit - IVA	24,969,000	24,969,000
Region IVB - MIMAROPA	6,948,000	6,948,000

Regional Field Unit - IVB	6,948,000	6,948,000
Region V - Bicol	5,090,000	5,090,000

Regional Field Unit - V	5,090,000	5,090,000
Region VI - Western Visayas	8,775,000	8,775,000

Regional Field Unit - VI	8,775,000	8,775,000
Region VII - Central Visayas	7,472,000	7,472,000

Regional Field Unit - VII	7,472,000	7,472,000
Region VIII - Eastern Visayas	4,129,000	4,129,000

Regional Field Unit - VIII	4,129,000	4,129,000
Region IX - Zamboanga Peninsula	4,179,000	4,179,000

Regional Field Unit - IX	4,179,000	4,179,000
Region X - Northern Mindanao	5,789,000	5,789,000

Regional Field Unit - X	5,789,000	5,789,000

APRIL 29, 2019	OFFICIAL GAZETTE	105
DEPARTMENT OF AGRICULTURE

Region XI - Davao		5,477,000		5,477,000

Regional Field Unit - XI		5,477,000		5,477,000
Region XII - SOCCSKSARGEN		6,226,000		6,226,000

Regional Field Unit - XII		6,226,000		6,226,000
Region XIII - CARAGA		4,985,000		4,985,000

Regional Field Unit - XIII		4,985,000		4,985,000
Other extension support, education and training services activities	244,998,000	278,108,000	35,000,000	558,106,000

National Capital Region (NCR)	244,998,000	258,261,000	32,000,000	535,259,000

Agricultural Training Institute	244,998,000	258,261,000	32,000,000	535,259,000
Region I - Ilocos		3,516,000		3,516,000

Regional Field Unit - I		3,516,000		3,516,000
Cordillera Administrative Region (CAR)		1,356,000		1,356,000

Regional Field Unit - CAR		1,356,000		1,356,000
Region III - Central Luzon		1,765,000	-	1,765,000

Regional Field Unit - III		1,765,000		1,765,000
Region IVA - CALABARZON		2,415,000		2,415,000

Regional Field Unit - IVA		2,415,000		2,415,000
Region IVB - MIMAROPA		1,380,000		1,380,000

Regional Field Unit - IVB		1,380,000		1,380,000
Region V - Bicol		1,198,000		1,198,000

Regional Field Unit - V		1,198,000		1,198,000
Region VI - Western Visayas		1,038,000		1,038,000

Regional Field Unit - VI		1,038,000		1,038,000
Region VII - Central Visayas		2,412,000		2,412,000

Regional Field Unit - VII		2,412,000		2,412,000
Region IX - Zamboanga Peninsula		1,130,000	3,000,000	4,130,000

Regional Field Unit - IX		1,130,000	3,000,000	4,130,000
Region X - Northern Mindanao		551,000		551,000

Regional Field Unit - X		551,000		551,000

106	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region XI - Davao	1,189,000	1,189,000

Regional Field Unit - XI	1,189,000	1,189,000
Region XII - SOCCSKSARGEN	1,897,000	1,897,000

Regional Field Unit - XII	1,897,000	1,897,000
ESSETS on the Halal Food Industry Development Program	44,630,000	44,630,000

National Capital Region (NCR)	22,955,000	22,955,000

Central Office	14,345,000	14,345,000
Agricultural Training Institute	8,420,000	8,420,000
Bureau of Plant Industry	190,000	190,000
Region I - Ilocos	700,000	700,000

Regional Field Unit - I	700,000	700,000
Cordillera Administrative Region (CAR)	2,575,000	2,575,000

Regional Field Unit - CAR	2,575,000	2,575,000
Region II - Cagayan Valley	500,000	500,000

Regional Field Unit - II	500,000	500,000
Region III - Central Luzon	830,000	830,000

Regional Field Unit - III	830,000	830,000
Region IVA - CALABARZON	2,100,000	2,100,000

Regional Field Unit - IVA	2,100,000	2,100,000
Region IVB - MIMAROPA	2,500,000	2,500,000

Regional Field Unit - IVB	2,500,000	2,500,000
Region V - Bicol	500,000	500,000

Regional Field Unit - V	500,000	500,000
Region VI - Western Visayas	1,000,000	1,000,000

Regional Field Unit - VI	1,000,000	1,000,000
Region VII - Central Visayas	3,000,000	3,000,000

Regional Field Unit - VII	3,000,000	3,000,000
Region VIII - Eastern Visayas	1,000,000	1,000,000

Regional Field Unit - VIII	1,000,000	1,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	107
DEPARTMENT OF AGRICULTURE

Region IX - Zamboanga Peninsula		1,760,000		1,760,000

Regional Field Unit - IX		1,760,000		1,760,000
Region X - Northern Mindanao		500,000		500,000

Regional Field Unit - X		500,000		500,000
Region XI - Davao		500,000		500,000

Regional Field Unit - XI		500,000		500,000
Region XII - SOCCSKSARGEN		4,000,000		4,000,000

Regional Field Unit - XII		4,000,000		4,000,000
Region XIII - CARAGA		210,000		210,000

Regional Field Unit - XIII		210,000		210,000
RESEARCH AND DEVELOPMENT (R&D) SUB-PROGRAM	675,669,000	1,651,485,000	34,495,000	2,361,649,000

R&D on the National Rice Program		825,782,000	27,587,000	853,369,000

National Capital Region (NCR)		456,359,000		456,359,000

Central Office		29,138,000		29,138,000
Bureau of Agricultural Research		407,500,000		407,500,000
Bureau of Plant Industry		16,721,000		16,721,000
Bureau of Soils and Water Management		3,000,000		3,000,000
Region I - IIocos		48,890,000	4,500,000	53,390,000

Regional Field Unit - I		48,890,000	4,500,000	53,390,000
Cordillera Administrative Region (CAR)		20,543,000		20,543,000

Regional Field Unit - CAR		20,543,000		20,543,000
Region II - Cagayan Valley		67,418,000	2,000,000	69,418,000

Regional Field Unit - II		67,418,000	2,000,000	69,418,000
Region III - Central Luzon		57,281,000		57,281,000

Regional Field Unit - III		57,281,000		57,281,000
Region IVA - CALABARZON		14,524,000	370,000	14,894,000

Regional Field Unit - IVA		14,524,000	370,000	14,894,000
Region IVB - MIMAROPA		11,511,000		11,511,000

Regional Field Unit - IVB		11,511,000		11,511,000

108	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region V - Bicol	25,195,000	5,696,000	30,891,000

Regional Field Unit - V	25,195,000	5,696,000	30,891,000
Region VI - Western Visayas	33,367,000	1,275,000	34,642,000

Regional Field Unit - VI	33,367,000	1,275,000	34,642,000
Region VII - Central Visayas	16,101,000	1,870,000	17,971,000

Regional Field Unit - VII	16,101,000	1,870,000	17,971,000
Region VIII - Eastern Visayas	9,151,000	1,612,000	10,763,000

Regional Field Unit - VIII	9,151,000	1,612,000	10,763,000
Region IX - Zanboanga Peninsula	8,654,000		8,654,000

Regional Field Unit - IX	8,654,000		8,654,000
Region X - Northern Mindanao	15,287,000	6,141,000	21,428,000

Regional Field Unit - X	15,287,000	6,141,000	21,428,000
Region XI - Davao	11,250,000	550,000	11,800,000

Regional Field Unit - XI	11,250,000	550,000	11,800,000
Region XII - SOCCSKSARGEN	19,957,000	413,000	20,370,000

Regional Field Unit - XII	19,957,000	413,000	20,370,000
Region XIII - CARAGA	10,294,000	3,160,000	13,454,000

Regional Field Unit - XIII	10,294,000	3,160,000	13,454,000
R&D on the National Livestock Program	35,268,000	2,286,000	37,554,000

National Capital Region (NCR)	12,582,000		12,582,000

Central Office	187,000		187,000
Bureau of Animal Industry	12,395,000		12,395,000
Cordillera Administrative Region (CAR)	469,000	336,000	805,000

Regional Field Unit - CAR	469,000	336,000	805,000
Region II - Cagayan Valley	1,142,000		1,142,000

Regional Field Unit - II	1,142,000		1,142,000
Region III - Central Luzon	1,399,000		1,399,000

Regional Field Unit - IIl	1,399,000		1,399,000
Region IVA - CALABARZON	5,090,000	508,000	5,598,000

Regional Field Unit - IVA	5,090,000	508,000	5,598,000

APRIL 29, 2019	OFFICIAL GAZETTE	109
DEPARTMENT OF AGRICULTURE

Region IVB - MIMAROPA	299,000	322,000	621,000

Regional Field Unit - IVB	299,000	322,000	621,000
Region V - Bicol	2,091,000		2,091,000

Regional Field Unit - V	2,091,000		2,091,000
Region VI - Western Visayas	179,000		179,000

Regional Field Unit - VI	179,000		179,000
Region VIII - Eastern Visayas	1,494,000		1,494,000

Regional Field Unit - VIII	1,494,000		1,494,000
Region IX - Zamboanga Peninsula	4,068,000		4,068,000

Regional Field Unit - IX	4,068,000		4,068,000
Region X - Northern Mindanao	1,352,000		1,352,000

Regional Field Unit - X	1,352,000		1,352,000
Region XI - Davao	3,610,000	1,120,000	4,730,000

Regional Field Unit - XI	3,610,000	1,120,000	4,730,000
Region XII - SOCCSKSARGEN	1,493,000		1,493,000

Regional Field Unit - XII	1,493,000		1,493,000
R&D on the National Corn Program	149,887,000	4,622,000	154,509,000

National Capital Region (NCR)	111,300,000	2,410,000	113,710,000

Central Office	1,200,000		1,200,000
Bureau of Agriculture Research	85,000,000		85,000,000
Bureau of Plant Industry	1,100,000	410,000	1,510,000
Bureau of Soils and Water Management	24,000,000	2,000,000	26,000,000
Region I - Ilocos	6,750,000		6,750,000

Regional Field Unit - I	6,750,000		6,750,000
Cordillera Administrative Region (CAR)	3,925,000		3,925,000

Regional Field Unit - CAR	3,925,000		3,925,000
Region II - Cagayan Valley	9,550,000		9,550,000

Regional Field Unit - CAR	9,550,000		9,550,000
Region III - Central Luzon	840,000		840,000

Regional Field Unit - III	840,000		840,000

110	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IVA – CALABARZON	4,041,000	200,000	4,241,000

Regional Field Unit - IVA	4,041,000	200,000	4,241,000
Region IVB - MIMAROPA	1,000,000		1,000,000

Regional Field Unit - IVB	1,000,000		1,000,000
Region V - Bicol	836,000		836,000

Regional Field Unit - V	836,000		836,000
Region VI - Western Visayas	2,139,000		2,139,000

Regional Field Unit - VI	2,139,000		2,139,000
Region VII - Central Visayas	135,000		135,000

Regional Field Unit - VII	135,000		135,000
Region VIII - Eastern Visayas	500,000		500,000

Regional Field Unit - VIII	500,000		500,000
Region IX - Zamboanga Peninsula	706,000		706,000

Regional Field Unit - IX	706,000		706,000
Region X - Northern Mindanao	450,000		450,000

Regional Field Unit - X	450,000		450,000
Region XI - Davao	1,200,000		1,200,000

Regional Field Unit - XI	1,200,000		1,200,000
Region XII - SOCCSKSARGEN	5,835,000		5,835,000

Regional Field Unit - XII	5,835,000		5,835,000
Region XIII - CARAGA	680,000	2,012,000	2,692,000

Regional Field Unit - XIII	680,000	2,012,000	2,692,000
R&D on the National High-Value Crops Program	105,356,000		105,356,000

National Capital Region (NCR)	105,356,000		105,356,000

Bureau of Agricultural Research	105,356,000		105,356,000
R&D on the Promotion and Development of Organic Agriculture Program	60,716,000		60,716,000

National Capital Region (NCR)	60,716,000		60,716,000

Bureau of Agricultural Research	47,108,000		47,108,000
Bureau of Animal Industry	5,168,000		5,168,000

APRIL 29, 2019	OFFICIAL GAZETTE	111
DEPARTMENT OF AGRICULTURE

Bureau of Soils and Water Management		8,440,000	8,440,000
Other research and development activities	675,669,000	474,476,000	1,150,145,000

National Capital Region (NCR)	172,142,000	414,924,000	587,066,000

Bureau of Agricultural Research		360,588,000	360,588,000
Bureau of Animal Industry	96,660,000	3,344,000	100,004,000
Bureau of Plant Industry	75,482,000	16,347,000	91,829,000
Bureau of Soils and Water Management		34,645,000	34,645,000
Region I - Ilocos	44,939,000	4,798,000	49,737,000

Regional Field Unit - I	44,939,000	4,798,000	49,737,000
Cordillera Administrative Region (CAR)	18,274,000	4,706,000	22,980,000

Regional Field Unit - CAR	18,274,000	4,706,000	22,980,000
Region II - Cagayan Valley	46,999,000	2,073,000	49,072,000

Regional Field Unit - II	46,999,000	2,073,000	49,072,000
Region III - Central Luzon	21,790,000	5,790,000	27,580,000

Regional Field Unit - III	21,790,000	5,790,000	27,580,000
Region IVA - CALABARZON	31,069,000	6,200,000	37,269,000

Regional Field Unit - IVA	31,069,000	6,200,000	37,269,000
Region IVB - MIMAROPA	38,999,000	7,178,000	46,177,000

Regional Field Unit - IVB	38,999,000	7,178,000	46,177,000
Region V - Bicol	30,408,000	5,357,000	35,765,000

Regional Field Unit - V	30,408,000	5,357,000	35,765,000
Region VI - Western Visayas	40,467,000	1,662,000	42,129,000

Regional Field Unit - VI	40,467,000	1,662,000	42,129,000
Region VII - Central Visayas	48,375,000	1,722,000	50,097,000

Regional Field Unit - VII	48,375,000	1,722,000	50,097,000
Region VIII - Eastern Visayas	33,919,000	1,554,000	35,473,000

Regional Field Unit - VIII	33,919,000	1,554,000	35,473,000
Region IX - Zamboanga Peninsula	48,319,000	7,513,000	55,832,000

Philippine Rubber Research Institute		6,000,000	6,000,000

112	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Regional Field Unit - IX	48,319,000	1,513,000		49,832,000
Region X - Northern Mindanao	28,154,000	2,195,000		30,349,000

Regional Field Unit - X	28,154,000	2,195,000		30,349,000
Region XI - Davao	25,566,000	4,367,000		29,933,000

Regional Field Unit - XI	25,566,000	4,367,000		29,933,000
Region XII - SOCCSKSARGEN	27,175,000	2,610,000		29,785,000

Regional Field Unit - XII	27,175,000	2,610,000		29,785,000
Region XIII - CARAGA	19,074,000	1,827,000		20,901,000

Regional Field Unit - XIII	19,074,000	1,827,000		20,901,000
AGRICULTURAL MACHINERY, EQUIPMENT, FACILITIES AND INFRASTRUCTURES PROGRAM	15,002,000	540,735,000	13,670,837,000	14,226,574,000

AGRICULTURAL MACHINERY, EQUIPMENT, AND FACILITIES SUPPORT SERVICES SUB-PROGRAM		363,978,000	1,549,595,000	1,913,573,000

Provision of Agricultural Equipment and Facilities (PAEF) on the National Rice Program		83,675,000	597,162,000	680,837,000

National Capital Region (NCR)			10,291,000	10,291,000

Central Office			10,291,000	10,291,000
Region I - Ilocos			66,826,000	66,826,000

Regional Field Unit - I			66,826,000	66,826,000
Cordillera Administrative Region (CAR)		21,000,000	1,484,000	22,484,000

Regional Field Unit - CAR		21,000,000	1,484,000	22,484,000
Region II - Cagayan Valley		17,500,000	42,860,000	60,360,000

Regional Field Unit - II		17,500,000	42,860,000	60,360,000
Region III - Central Luzon		500,000	122,099,000	122,599,000

Regional Field Unit - III		500,000	122,099,000	122,599,000
Region IVA - CALABARZON			47,933,000	47,933,000

Regional Field Unit - IVA			47,933,000	47,933,000
Region IVB - MIMAROPA		3,000,000	22,000,000	25,000,000

Regional Field Unit - IVB		3,000,000	22,000,000	25,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	113
DEPARTMENT OF AGRICULTURE

Region V - Bicol		64,055,000	64,055,000

Regional Field Unit - V		64,055,000	64,055,000
Region VI - Western Visayas	25,000,000	49,676,000	74,676,000

Regional Field Unit - VI	25,000,000	49,676,000	74,676,000
Region VII - Central Visayas	175,000	10,958,000	11,133,000

Regional Field Unit - VII	175,000	10,958,000	11,133,000
Region VIII - Eastern Visayas		7,484,000	7,484,000

Regional Field Unit - VIII		7,484,000	7,484,000
Region IX - Zamboanga Peninsula	11,500,000	27,615,000	39,115,000

Regional Field Unit - IX	11,500,000	27,615,000	39,115,000
Region X - Northern Mindanao		29,225,000	29,225,000

Regional Field Unit - X		29,225,000	29,225,000
Region XI - Davao	5,000,000	21,700,000	26,700,000

Regional Field Unit - XI	5,000,000	21,700,000	26,700,000
Region XII - SOCCSKSARGEN		46,131,000	46,131,000

Regional Field Unit - XII		46,131,000	46,131,000
Region XIII - CARAGA		26,825,000	26,825,000

Regional Field Unit - XIII		26,825,000	26,825,000
PAEF for the National Livestock Program	68,251,000	48,327,000	116,578,000

National Capital Region (NCR)	1,307,000		1,307,000

Central Office	1,307,000		1,307,000
Cordillera Administrative Region (CAR)	8,957,000		8,957,000

Regional Field Unit - CAR	8,957,000		8,957,000
Region II - Cagayan Valley		3,570,000	3,570,000

Regional Field Unit - II		3,570,000	3,570,000
Region IVA - MIMAROPA		336,000	336,000

Regional Field Unit - IVB		336,000	336,000
Region IVB - MIMAROPA	5,014,000	1,316,000	6,330,000

Regional Field Unit - IVB	5,014,000	1,316,000	6,330,000

114	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region V - Bicol	7,500,000	299,000	7,799,000

Regional Field Unit - V	7,500,000	299,000	7,799,000
Region VI - Western Visayas	32,500,000		32,500,000

Regional Field Unit - VI	32,500,000		32,500,000
Region VII - Central Visayas		6,067,000	6,067,000

Regional Field Unit - VI		6,067,000	6,067,000
Region VIII - Eastern Visayas		896,000	896,000

Regional Field Unit - VIII		896,000	896,000
Region IX - Zamboanga Peninsula	7,500,000		7,500,000

Regional Field Unit - X	7,500,000		7,500,000
Region X - Northern Mindanao	843,000	5,078,000	5,921,000

Regional Field Unit - X	843,000	5,078,000	5,921,000
Region XI - Davao		10,701,000	10,701,000

Regional Field Unit - XI		10,701,000	10,701,000
Region XII - SOCCSKARGEN	4,630,000	8,170,000	12,800,000

Regional Field Unit - XII	4,630,000	8,170,000	12,800,000
Region XIII - CARAGA		11,894,000	11,894,000

Regional Field Unit - XIII		11,894,000	11,894,000
PAEF for the National Corn Program	25,000,000	503,130,000	528,130,000

National Capital Region (NCR)		12,516,000	12,516,000

Central Office		12,516,000	12,516,000
Region I - Ilocos		29,370,000	29,370,000

Regional Field Unit - I		29,370,000	29,370,000
Cordillera Administrative Region (CAR)		36,177,000	36,177,000

Regional Field Unit - CAR		36,177,000	36,177,000
Region II - Cagayan Valley		48,250,000	48,250,000

Regional Field Unit - II		48,250,000	48,250,000
Region III - Central Luzon		45,200,000	45,200,000

Regional Field Unit - III		45,200,000	45,200,000
Region IVA - CALABARZON		47,101,000	47,101,000

Regional Field Unit - IVA		47,101,000	47,101,000

APRIL 29, 2019	OFFICIAL GAZETTE	115
DEPARTMENT OF AGRICULTURE

Region IVB - MIMAROPA		30,391,000	30,391,000

Regional Field Unit - IVB		30,391,000	30,391,000
Region V - Bicol		40,718,000	40,718,000

Regional Field Unit - V		40,718,000	40,718,000
Region VI - Western Visayas	25,000,000	14,226,000	39,226,000

Regional Field Unit - VI	25,000,000	14,226,000	39,226,000
Region VII - Central Visayas		16,766,000	16,766,000

Regional Field Unit - VII		16,766,000	16,766,000
Region VIII - Eastern Visayas		9,718,000	9,718,000

Regional Field Unit - VIII		9,718,000	9,718,000
Region IX - Zamboanga Peninsula		17,291,000	17,291,000

Regional Field Unit - IX		17,291,000	17,291,000
Region X - Northern Mindanao		49,816,000	49,816,000

Regional Field Unit - X		49,816,000	49,816,000
Region XI - Davao		18,871,000	18,871,000

Regional Field Unit - XI		18,871,000	18,871,000
Region XII - SOCCSKARGEN		55,671,000	55,671,000

Regional Field Unit - XII		55,671,000	55,671,000
Region XIII - CARAGA		31,048,000	31,048,000

Regional Field Unit - XIII		31,048,000	31,048,000
PAEF for the National High-Value Crops Development Program	177,580,000	255,965,000	433,545,000

National Capital Region (NCR)	7,265,000	60,500,000	67,765,000

Central Office	3,339,000	7,220,000	10,559,000
Bureau of Plant Industry	576,000		576,000
Bureau of Soils and Water Management	3,350,000	53,280,000	56,630,000
Region I - Ilocos	10,655,000	11,295,000	21,950,000

Regional Field Unit - I	10,655,000	11,295,000	21,950,000
Cordillera Administrative Region (CAR)	17,054,000	19,012,000	36,066,000

Regional Field Unit - CAR	17,054,000	19,012,000	36,066,000

116	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region II - Cagayan Valley	8,025,000	11,822,000	19,847,000

Regional Field Unit - II	8,025,000	11,822,000	19,847,000
Region III - Central Luzon	14,387,000	15,205,000	29,592,000

Regional Field Unit - III	14,387,000	15,205,000	29,592,000
Region IVA - CALABARZON	4,080,000	17,465,000	21,545,000

Regional Field Unit - IVA	4,080,000	17,465,000	21,545,000
Region IVB - MIMAROPA	7,462,000	13,420,000	20,882,000

Regional Field Unit - IVB	7,462,000	13,420,000	20,882,000
Region V - Bicol	19,468,000	12,683,000	32,151,000

Regional Field Unit - V	19,468,000	12,683,000	32,151,000
Region VI - Western Visayas	36,377,000	26,948,000	63,325,000

Regional Field Unit - VI	36,377,000	26,948,000	63,325,000
Region VII - Central Visayas	1,183,000	5,705,000	6,888,000

Regional Field Unit - VII	1,183,000	5,705,000	6,888,000
Region VIII - Eastern Visayas	400,000	10,080,000	10,480,000

Regional Field Unit - VIII	400,000	10,080,000	10,480,000
Region IX - Zamboanga Peninsula	16,205,000	13,850,000	30,055,000

Regional Field Unit - IX	16,205,000	13,850,000	30,055,000
Region X - Northern Mindanao	15,320,000	10,617,000	25,937,000

Regional Field Unit - X	15,320,000	10,617,000	25,937,000
Region XI - Davao	8,701,000	5,463,000	14,164,000

Regional Field Unit - XI	8,701,000	5,463,000	14,164,000
Region XII - SOCCSKARGEN	9,885,000	9,520,000	19,405,000

Regional Field Unit - X	9,885,000	9,520,000	19,405,000
Region XIII - CARAGA	1,113,000	12,380,000	13,493,000

Regional Field Unit - XIII	1,113,000	12,380,000	13,493,000
PAEF for the Promotion and Development of Organic Agriculture Program	9,472,000	145,011,000	154,483,000

National Capital Region (NCR)	7,829,000	99,525,000	107,354,000

Central Office	260,000	1,070,000	1,330,000
Bureau of Soils and Water Management	7,569,000	98,455,000	106,024,000

APRIL 29, 2019	OFFICIAL GAZETTE	117
DEPARTMENT OF AGRICULTURE

Region I - Ilocos	44,000	2,900,000	2,944,000

Regional Field Unit - I	44,000	2,900,000	2,944,000
Cordillera Administrative Region (CAR)	40,000	2,555,000	2,595,000

Regional Field Unit - CAR	40,000	2,555,000	2,595,000
Region II - Cagayan Valley		3,084,000	3,084,000

Regional Field Unit - II		3,084,000	3,084,000
Region III - Central Luzon		3,573,000	3,573,000

Regional Field Unit - III		3,573,000	3,573,000
Region IVA - CALABARZON	891,000	4,880,000	5,771,000

Regional Field Unit - IVA	891,000	4,880,000	5,771,000
Region IVB - MIMAROPA	50,000	2,133,000	2,183,000

Regional Field Unit - IVB	50,000	2,133,000	2,183,000
Region V - Bicol	37,000	2,206,000	2,243,000

Regional Field Unit - V	37,000	2,206,000	2,243,000
Region VI - Western Visayas		2,986,000	2,986,000

Regional Field Unit - VI		2,986,000	2,986,000
Region VII - Central Visayas		2,840,000	2,840,000

Regional Field Unit - VII		2,840,000	2,840,000
Region VIII - Eastern Visayas		3,766,000	3,766,000

Regional Field Unit - VIII		3,766,000	3,766,000
Region IX - Zamboanga Peninsula		2,786,000	2,786,000

Regional Field Unit - IX		2,786,000	2,786,000
Region X - Northern Mindanao		2,319,000	2,319,000

Regional Field Unit - X		2,319,000	2,319,000
Region XI - Davao		3,398,000	3,398,000

Regional Field Unit - XI		3,398,000	3,398,000
Region XII - SOCCSKSARGEN	581,000	2,857,000	3,438,000

Regional Field Unit - XII	581,000	2,857,000	3,438,000
Region XIII - CARAGA		3,203,000	3,203,000

Regional Field Unit - XIII		3,203,000	3,203,000

118	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

IRRIGATION NETWORK SERVICES (INS) SUB-PROGRAM	15,002,000	71,182,000	1,913,742,000	1,999,926,000

INS on the National Rice Program		1,000,000	1,758,032,000	1,759,032,000

National Capital Region (NCR)			7,500,000	7,500,000

Central Office			7,500,000	7,500,000
Region I - Ilocos			361,750,000	361,750,000

Regional Field Unit - I			361,750,000	361,750,000
Cordillera Administrative Region (CAR)		1,000,000	103,468,000	104,468,000

Regional Field Unit - CAR		1,000,000	103,468,000	104,468,000
Region II - Cagayan Valley			133,621,000	133,621,000

Regional Field Unit - II			133,621,000	133,621,000
Region II - Central Luzon			150,200,000	150,200,000

Regional Field Unit - III			150,200,000	150,200,000
Region IVA - CALABARZON			66,750,000	66,750,000

Regional Field Unit - IVA			66,750,000	66,750,000
Region IVB - MIMAROPA			113,500,000	113,500,000

Regional Field Unit - IVB			113,500,000	113,500,000
Region V - Bicol			249,048,000	249,048,000

Regional Field Unit - V			249,048,000	249,048,000
Region VI - Western Visayas			24,200,000	24,200,000

Regional Field Unit - VI			24,200,000	24,200,000
Region VII - Central Visayas			92,903,000	92,903,000

Regional Field Unit - VII			92,903,000	92,903,000
Region VIII - Eastern Visayas			140,900,000	140,900,000

Regional Field Unit - VIII			140,900,000	140,900,000
Region IX - Zamboanga Peninsula			68,500,000	68,500,000

Regional Field Unit - IX			68,500,000	68,500,000
Region X - Northern Mindanao			56,400,000	56,400,000

Regional Field Unit - X			56,400,000	56,400,000
Region XI - Davao			13,592,000	13,592,000

Regional Field Unit - XI			13,592,000	13,592,000

APRIL 29, 2019	OFFICIAL GAZETTE	119
DEPARTMENT OF AGRICULTURE

Region XII - SOCCSKSARGEN		164,500,000	164,500,000

Regional Field Unit - XII		164,500,000	164,500,000
Region XIII - CARAGA		11,200,000	11,200,000

Regional Field Unit - XIII		11,200,000	11,200,000
INS on the National Corn Program		33,625,000	33,625,000

Region I - Ilocos		10,000,000	10,000,000

Regional Field Unit - I		10,000,000	10,000,000
Cordillera Administrative Region (CAR)		4,000,000	4,000,000

Regional Field Unit - CAR		4,000,000	4,000,000
Region II - Cagayan Valley		5,000,000	5,000,000

Regional Field Unit - II		5,000,000	5,000,000
Region III - Central Luzon		8,000,000	8,000,000

Regional Field Unit - III		8,000,000	8,000,000
Region IVA - CALABARZON		1,275,000	1,275,000

Regional Field Unit - IVA		1,275,000	1,275,000
Region IVB - MIMAROPA		2,550,000	2,550,000

Regional Field Unit - IVB		2,550,000	2,550,000
Region V - Bicol		1,200,000	1,200,000

Regional Field Unit - V		1,200,000	1,200,000
Region VI - Western Visayas		1,200,000	1,200,000

Regional Field Unit - VI		1,200,000	1,200,000
Region XI - Davao		400,000	400,000

Regional Field Unit - XI		400,000	400,000
INS on the National High-Value Crops Development Program	28,293,000	89,855,000	118,148,000

National Capital Region (NCR)	625,000	2,000,000	2,625,000

Central Office	625,000	2,000,000	2,625,000
Region I - Ilocos	2,575,000	8,640,000	11,215,000

Regional Field Unit - I	2,575,000	8,640,000	11,215,000
Cordillera Administrative Region (CAR)	4,020,000	7,150,000	11,170,000

Regional Field Unit - CAR	4,020,000	7,150,000	11,170,000

120	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region II - Cagayan Valley			14,865,000	14,865,000

Regional Field Unit - II			14,865,000	14,865,000
Region III - Central Luzon			11,845,000	11,845,000

Regional Field Unit - III			11,845,000	11,845,000
Region IVA - CALABARZON		500,000	6,000,000	6,500,000

Regional Field Unit - IVA		500,000	6,000,000	6,500,000
Region IVB - MIMAROPA		2,259,000	3,047,000	5,306,000

Regional Field Unit - IVB		2,259,000	3,047,000	5,306,000
Region V - Bicol			3,438,000	3,438,000

Regional Field Unit - V			3,438,000	3,438,000
Region VI - Western Visayas		592,000	2,732,000	3,324,000

Regional Field Unit - VI		592,000	2,732,000	3,324,000
Region VII - Central Visayas		1,250,000	5,780,000	7,030,000

Regional Field Unit - VII		1,250,000	5,780,000	7,030,000
Region VIII - Eastern Visayas			2,170,000	2,170,000

Regional Field Unit - VIII			2,170,000	2,170,000
Region IX - Zamboanga Peninsula		2,339,000	5,100,000	7,439,000

Regional Field Unit - IX		2,339,000	5,100,000	7,439,000
Region X - Northern Mindanao		5,000,000	9,750,000	14,750,000

Regional Field Unit - X		5,000,000	9,750,000	14,750,000
Region XI - Davao		1,240,000	1,154,000	2,394,000

Regional Field Unit - XI		1,240,000	1,154,000	2,394,000
Region XII - SOCCSKSARGEN		2,230,000	4,084,000	6,314,000

Regional Field Unit - XII		2,230,000	4,084,000	6,314,000
Region XIII - CARAGA		5,663,000	2,100,000	7,763,000

Regional Field Unit - XIII		5,663,000	2,100,000	7,763,000
Other Water Resources Projects	15,002,000	38,939,000		53,941,000

National Capital Region (NCR)	15,002,000	38,939,000		53,941,000

Bureau of Soils and Water Management	15,002,000	38,939,000		53,941,000

APRIL 29, 2019	OFFICIAL GAZETTE	121
DEPARTMENT OF AGRICULTURE

INS for the Promotion and Development of Organic Agriculture	2,950,000	32,230,000	35,180,000

Region I - Ilocos		2,000,000	2,000,000

Regional Field Unit - I		2,000,000	2,000,000
Cordillera Administrative Region (CAR)	500,000	2,400,000	2,900,000

Regional Field Unit - CAR	500,000	2,400,000	2,900,000
Region III - Central Luzon	1,250,000	11,600,000	12,850,000

Regional Field Unit - III	1,250,000	11,600,000	12,850,000
Region IVB - MIMAROPA	500,000	2,800,000	3,300,000

Regional Field Unit - IVB	500,000	2,800,000	3,300,000
Region V - Bicol		10,480,000	10,480,000

Regional Field Unit - V		10,480,000	10,480,000
Region XII - SOCCSKSARGEN	700,000	2,950,000	3,650,000

Regional Field Unit - XII	700,000	2,950,000	3,650,000
FARM-TO-MARKET ROAD (FMR) SUB-PROGRAM	105,575,000	10,207,500,000	10,313,075,000

Farm-to-Market Road (FMR) Network Planning and Monitoring Services	105,575,000		105,575,000

National Capital Region (NCR)	16,722,000		16,722,000

Central Office	16,722,000		16,722,000
Region I - Ilocos	5,017,000		5,017,000

Regional Field Unit - I	5,017,000		5,017,000
Cordillera Administrative Region (CAR)	4,064,000		4,064,000

Regional Field Unit - CAR	4,064,000		4,064,000
Region II - Cagayan Valley	4,589,000		4,589,000

Regional Field Unit - II	4,589,000		4,589,000
Region III - Central Luzon	7,489,000		7,489,000

Regional Field Unit - III	7,489,000		7,489,000
Region IVA - CALABARZON	8,661,000		8,661,000

Regional Field Unit - IVA	8,661,000		8,661,000
Region IVB - MIMAROPA	4,621,000		4,621,000

Regional Field Unit - IVB	4,621,000		4,621,000

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GENERAL APPROPRIATIONS ACT, FY 2019

Region V - Bicol	6,129,000		6,129,000

Regional Field Unit - V	6,129,000		6,129,000
Region VI - Western Visayas	6,396,000		6,396,000

Regional Field Unit - VI	6,396,000		6,396,000
Region VII - Central Visayas	6,378,000		6,378,000

Regional Field Unit - VII	6,378,000		6,378,000
Region VIII - Eastern Visayas	4,994,000		4,994,000

Regional Field Unit - VIII	4,994,000		4,994,000
Region IX - Zamboanga Peninsula	4,217,000		4,217,000

Regional Field Unit - IX	4,217,000		4,217,000
Region X - Northern Mindanao	5,575,000		5,575,000

Regional Field Unit - X	5,575,000		5,575,000
Region XI - Davao	8,649,000		8,649,000

Regional Field Unit - XI	8,649,000		8,649,000
Region XII - SOCCSKSARGEN	7,902,000		7,902,000

Regional Field Unit - XII	7,902,000		7,902,000
Region XIII - CARAGA	4,172,000		4,172,000

Regional Field Unit - XIII	4,172,000		4,172,000
Project(s)
Locally-Funded Projects
Repair/Rehabilitation and Construction of Farm-to-Market Roads in Designated Key Production Areas		10,207,500,000	10,207,500,000

National Capital Region (NCR)		291,000,000	291,000,000

Central Office		291,000,000	291,000,000
Region I - Ilocos		803,500,000	803,500,000

Regional Field Unit - I		803,500,000	803,500,000
Cordillera Administrative Region (CAR)		350,000,000	350,000,000

Regional Field Unit - CAR		350,000,000	350,000,000
Region II - Cagayan Valley		554,000,000	554,000,000

Regional Field Unit - II		554,000,000	554,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	123
DEPARTMENT OF AGRICULTURE

Region III - Central Luzon			979,000,000	979,000,000

Regional Field Unit - III			979,000,000	979,000,000
Region IVA - CALABARZON			786,000,000	786,000,000

Regional Field Unit - IVA			786,000,000	786,000,000
Region IVB - MIMAROPA			270,000,000	270,000,000

Regional Field Unit - IVB			270,000,000	270,000,000
Region V - Bicol			810,000,000	810,000,000

Regional Field Unit - V			810,000,000	810,000,000
Region VI - Western Visayas			902,000,000	902,000,000

Regional Field Unit - VI			902,000,000	902,000,000
Region VII - Central Visayas			773,000,000	773,000,000

Regional Field Unit - VII			773,000,000	773,000,000
Region VIII - Eastern Visayas			810,000,000	810,000,000

Regional Field Unit - VIII			810,000,000	810,000,000
Region IX - Zamboanga Peninsula			377,000,000	377,000,000

Regional Field Unit - IX			377,000,000	377,000,000
Region X - Northern Mindanao			535,000,000	535,000,000

.Regional Field Unit - X			535,000,000	535,000,000
Region XI - Davao			719,000,000	719,000,000

Regional Field Unit - XI			719,000,000	719,000,000
Region XII - SOCCSKSARGEN			870,000,000	870,000,000

Regional Field Unit - XII			870,000,000	870,000,000
Region XIII - CARAGA			378,000,000	378,000,000

Regional Field Unit - XIII			378,000,000	378,000,000
AGRICULTURE AND FISHERY POLICY PROGRAM	47,728,000	43,616,000		91,344,000

Formulation, monitoring and evaluation of agricultural and fishery policies, plans and program	47,728,000	43,616,000		91,344,000

National Capital Region (NCR)	47,728,000	43,616,000		91,344,000

Central Office	47,728,000	43,616,000		91,344,000

124	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

AGRICULTURE AND FISHERY REGULATORY SUPPORT PROGRAM	498,795,000	382,487,000	35,844,000	917,126,000

Quality control and inspection	145,308,000	195,371,000	35,844,000	376,523,000

National Capital Region (NCR)	76,039,000	163,012,000	35,844,000	274,895,000

Bureau of Agricultural and Fisheries Engineering	1,484,000	5,250,000		6,734,000
Bureau of Animal Industry		26,009,000	20,098,000	46,107,000
Bureau of Plant Industry	74,555,000	131,753,000	15,746,000	222,054,000
Region I - Ilocos	2,749,000	1,414,000		4,163,000

Regional Field Unit - I	2,749,000	1,414,000		4,163,000
Cordillera Administrative Region (CAR)	5,967,000	8,195,000		14,162,000

Regional Field Unit - CAR	5,967,000	8,195,000		14,162,000
Region II - Cagayan Valley		901,000		901,000

Regional Field Unit - II		901,000		901,000
Region III - Central Luzon		2,861,000		2,861,000

Regional Field Unit - II		2,861,000		2,861,000
Region IVA - CALABARZON	4,655,000	1,239,000		5,894,000

Regional Field Unit - IVA	4,655,000	1,239,000		5,894,000
Region IVB - NIMAROPA	4,960,000	3,280,000		8,240,000

Regional Field Unit - IVB	4,960,000	3,280,000		8,240,000
Region V - Bicol	4,019,000	3,644,000		7,663,000

Regional Field Unit - V	4,019,000	3,644,000		7,663,000
Region VI - Western Visayas	3,704,000	1,278,000		4,982,000

Regional Field Unit - VI	3,704,000	1,278,000		4,982,000
Region VII - Central Visayas	4,534,000	667,000		5,201,000

Regional Field Unit - VII	4,534,000	667,000		5,201,000
Region VIII - Eastern Visayas	7,964,000	2,251,000		10,215,000

Regional Field Unit - VIII	7,964,000	2,251,000		10,215,000
Region IX - Zamboanga Peninsula	9,983,000	1,281,000		11,264,000

Regional Field Unit - IX	9,983,000	1,281,000		11,264,000

APRIL 29, 2019	OFFICIAL GAZETTE	125
DEPARTMENT OF AGRICULTURE

Region X - Northern Mindanao		601,000	601,000

Regional Field Unit - X		601,000	601,000
Region XI - Davao	3,846,000	1,266,000	5,112,000

Regional Field Unit - XI	3,846,000	1,266,000	5,112,000
Region XII - SOCCSKARGEN	9,575,000	1,034,000	10,609,000

Regional Field Unit - XII	9,575,000	1,034,000	10,609,000
Region XIII - CARAGA	7,313,000	2,447,000	9,760,000

Regional Field Unit - XIII	7,313,000	2,447,000	9,760,000
Agriculture and fishery product standards	15,777,000	42,369,000	58,146,000

National Capital Region (NCR)	15,777,000	42,369,000	58,146,000

Central Office	15,777,000	42,369,000	58,146,000
Quarantine services	288,849,000	112,830,000	401,679,000

National Capital Region (NCR)	288,849,000	112,830,000	401,679,000

Bureau of Animal Industry	137,897,000	63,442,000	201,339,000
Bureau of Plant Industry	150,952,000	49,388,000	200,340,000
Registration and licensing	48,861,000	31,917,000	80,778,000

National Capital Region (NCR)	888,000	19,352,000	20,240,000

Bureau of Agricultural and Fisheries Engineering	888,000	8,970,000	9,858,000
Bureau of Animal Industry		8,678,000	8,678,000
Bureau of Plant Industry		1,704,000	1,704,000
Region I - Ilocos		504,000	504,000

Regional Field Unit - I		504,000	504,000
Cordillera Administrative Region (CAR)	3,986,000	2,611,000	6,597,000

Regional Field Unit - CAR	3,986,000	2,611,000	6,597,000
Region II - Cagayan Valley	9,390,000	1,033,000	10,423,000

Regional Field Unit - II	9,390,000	1,033,000	10,423,000
Region III - Central Luzon	10,722,000	1,652,000	12,374,000

Regional Field Unit - III	10,722,000	1,652,000	12,374,000

126	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IVA - CALABARZON	4,416,000	1,903,000			6,319,000

Regional Field Unit - IVA	4,416,000	1,903,000			6,319,000
Region IVB - MIMAROPA	3,849,000	247,000			4,096,000

Regional Field Unit - IVB	3,849,000	247,000			4,096,000
Region V - Bicol	4,984,000	260,000			5,244,000

Regional Field Unit - V	4,984,000	260,000			5,244,000
Region VI - Western Visayas	4,805,000	221,000			5,026,000

Regional Field Unit - VI	4,805,000	221,000			5,026,000
Region VII - Central Visayas	2,743,000	25,000			2,768,000

Regional Field Unit - VII	2,743,000	25,000			2,768,000
Region VIII - Eastern Visayas		286,000			286,000

Regional Field Unit - VIII		286,000			286,000
Region IX - Zamboanga Peninsula		591,000			591,000

Regional Field Unit - IX		591,000			591,000
Region X - Northern Mindanao		1,349,000			1,349,000

Regional Field Unit - X		1,349,000			1,349,000
Region XI - Davao	3,078,000	1,536,000			4,614,000

Regional Field Unit - XI	3,078,000	1,536,000			4,614,000
Region XIII - CARAGA		347,000			347,000

Regional Field Unit - XIII		347,000			347,000
LOCALLY-FUNDED AND FOREIGN-ASSISTED PROGRAM	16,562,000	2,035,023,000	192,000	2,854,806,000	4,906,583,000

Project(s)
Locally-Funded Project(s)	16,562,000	974,268,000		798,586,000	1,789,416,000

Special Area for Agricultural Development Program		757,777,000		312,077,000	1,069,854,000

National Capital Region (NCR)		24,146,000			24,146,000

Central Office		24,146,000			24,146,000
Cordillera Administrative Region (CAR)		144,451,000		497,000	144,948,000

Regional Field Unit - CAR		144,451,000		497,000	144,948,000

APRIL 29, 2019	OFFICIAL GAZETTE	127
DEPARTMENT OF AGRICULTURE

Region IVB - MIMAROPA		16,221,000	20,200,000	36,421,000

Regional Field Unit - IVB		16,221,000	20,200,000	36,421,000
Region V - Bicol		88,158,000	63,114,000	151,272,000

Regional Field Unit - V		88,158,000	63,114,000	151,272,000
Region VI - Western Visayas		23,864,000	10,000,000	33,864,000

Regional Field Unit - VI		23,864,000	10,000,000	33,864,000
Region VII - Central Visayas		67,933,000	13,560,000	81,493,000

Regional Field Unit - VII		67,933,000	13,560,000	81,493,000
Region VIII - Eastern Visayas		86,180,000	40,490,000	126,670,000

Regional Field Unit - VIII		86,180,000	40,490,000	126,670,000
Region IX - Zamboanga Peninsula		79,075,000	47,846,000	126,921,000

Regional Field Unit - IX		79,075,000	47,846,000	126,921,000
Region X - Northern Mindanao		101,510,000		101,510,000

Regional Field Unit - X		101,510,000		101,510,000
Region XI - Davao		17,559,000	16,780,000	34,339,000

Regional Field Unit - XI		17,559,000	16,780,000	34,339,000
Region XII - SOCCSKSARGEN		88,792,000	84,175,000	172,967,000

Regional Field Unit - XII		88,792,000	84,175,000	172,967,000
Region XIII - CARAGA		19,888,000	15,415,000	35,303,000

Regional Field Unit - XIII		19,888,000	15,415,000	35,303,000
SOCCSKSARGEN Integrated Food Security Program	16,562,000	12,907,000		29,469,000

Region XII - SOCCSKSARGEN	16,562,000	12,907,000		29,469,000

Regional Field Unit - XII	16,562,000	12,907,000		29,469,000
Agdao Farmers’ Market		149,736,000	450,264,000	600,000,000

Region XI - Davao		149,736,000	450,264,000	600,000,000

Regional Field Unit - XII		149,736,000	450,264,000	600,000,000
Young Farmers Program		10,000,000		10,000,000

National Capital Region (NCR)		10,000,000		10,000,000

Agricultural Training Institute		10,000,000		10,000,000

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Mainstreaming Climate Resilient Agriculture (CRA) in Regional Programs and Projects	43,848,000	36,245,000	80,093,000

National Capital Region (NCR)	6,500,000	600,000	7,100,000

Central Office	6,500,000	600,000	7,100,000
Region I - Ilocos	300,000	2,700,000	3,000,000

Regional Field Unit - I	300,000	2,700,000	3,000,000
Cordillera Administrative Region (CAR)	2,080,000	4,260,000	6,340,000

Regional Field Unit - CAR	2,080,000	4,260,000	6,340,000
Region II - Cagayan Valley	3,593,000	5,585,000	9,178,000

Regional Field Unit - II	3,593,000	5,585,000	9,178,000
Region III - Central Luzon	1,460,000	1,540,000	3,000,000

Regional Field Unit - III	1,460,000	1,540,000	3,000,000
Region IVA - CALABARZON		3,000,000	3,000,000

Regional Field Unit - IVB		3,000,000	3,000,000
Region IVB - MIMAROPA	3,635,000	2,865,000	6,500,000

Regional Field Unit - IVB	3,635,000	2,865,000	6,500,000
Region V - Bicol	580,000	2,200,000	2,780,000

Regional Field Unit - V	580,000	2,200,000	2,780,000
Region VI - Western Visayas	3,900,000	2,100,000	6,000,000

Regional Field Unit - VI	3,900,000	2,100,000	6,000,000
Region VII - Central Visayas	4,650,000		4,650,000

Regional Field Unit - VII	4,650,000		4,650,000
Region VIII - Eastern Visayas	6,500,000		6,500,000

Regional Field Unit - VIII	6,500,000		6,500,000
Region IX - Zamboanga Peninsula	3,100,000	3,200,000	6,300,000

Regional Field Unit - IX	3,100,000	3,200,000	6,300,000
Region X - Northern Mindanao	3,000,000		3,000,000

Regional Field Unit - X	3,000,000		3,000,000
Region XI - Davao		2,800,000	2,800,000

Regional Field Unit - XI		2,800,000	2,800,000

APRIL 29, 2019	OFFICIAL GAZETTE	129
DEPARTMENT OF AGRICULTURE

Region XII - SOCCSKSARGEN	450,000		3,395,000	3,845,000

Regional Field Unit - XII	450,000		3,395,000	3,845,000
Region XIII - CARAGA	4,100,000		2,000,000	6,100,000

Regional Field Unit - XIII	4,100,000		2,000,000	6,100,000
Foreign-Assisted Project(s)	1,060,755,000	192,000	2,056,220,000	3,117,167,000

Philippine Rural Development Program	436,196,000	86,000	96,568,000	532,850,000

Loan Proceeds	338,117,000	69,000	85,838,000	424,024,000

National Capital Region (NCR)	338,117,000	69,000	85,838,000	424,024,000

Central Office	338,117,000	69,000	85,838,000	424,024,000
GOP Counterpart	98,079,000	17,000	10,730,000	108,826,000

National Capital Region (NCR)	98,079,000	17,000	10,730,000	108,826,000

Central Office	98,079,000	17,000	10,730,000	108,826,000
Panay Island Upland Sustainable Development Project	5,019,000		80,000	5,099,000

GOP Counterpart	5,019,000		80,000	5,099,000

Region VI - Western Visayas	5,019,000		80,000	5,099,000

Regional Field Unit - VI	5,019,000		80,000	5,099,000
Scaling-Up of the Second Cordillera Highlands Agricultural Resources Management Project (CHARMP 2)	97,238,000			97,238,000

Loan Proceeds	86,728,000			86,728,000

Cordillera Administrative Region (CAR)	86,728,000			86,728,000

Regional Field Unit - CAR	86,728,000			86,728,000
GOP Counterpart	10,510,000			10,510,000

Cordillera Administrative Region (CAR)	10,510,000			10,510,000

Regional Field Unit - CAR	10,510,000			10,510,000
Integrated Natural Resources and Environment Management Project (INREMP)	19,142,000	20,000	159,572,000	178,734,000

Loan Proceeds	16,876,000	20,000	159,572,000	176,468,000

Cordillera Administrative Region (CAR)	16,876,000	20,000	159,572,000	176,468,000

Regional Field Unit - CAR	16,876,000	20,000	159,572,000	176,468,000

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GOP Counter part				2,266,000						2,266,000

Cordillera Administrative Region (CAR)				2,266,000						2,266,000

Regional Field Unit - CAR				2,266,000						2,266,000
Philippine-Sino Center for Agricultural Technology-Technical Cooperation Program III (PHILSCAT-TCP III)				22,335,000						22,335,000

GOP Counterpart				22,335,000						22,335,000

Region III - Central Luzon				22,335,000						22,335,000

Regional Field Unit - III				22,335,000						22,335,000
Expansion of the Philippine Rural Development Project				480,825,000		86,000		1,800,000,000		2,280,911,000

Loan Proceeds				384,660,000		69,000		1,599,684,000		1,984,413,000

National Capital Region (NCR)				384,660,000		69,000		1,599,684,000		1,984,413,000

Central Office				384,660,000		69,000		1,599,684,000		1,984,413,000
GOP Counterpart				96,165,000		17,000		200,316,000		296,498,000

National Capital Region (NCR)				96,165,000		17,000		200,316,000		296,498,000

Central Office				96,165,000		17,000		200,316,000		296,498,000

Sub-total, Operations		1,904,022,000		11,889,248,000		192,000		17,280,604,000		31,074,066,000

TOTAL NEW APPROPRIATIONS	₱	3,364,144,000	₱	15,560,328,000	₱	1,670,000	₱	17,804,426,000	₱	36,730,568,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,415,520

Total Permanent Positions	2,415,520

Other Compensation Common to All
Personnel Economic Relief Allowance	152,040
Representation Allowance	18,636
Transportation Allowance	18,576

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DEPARTMENT OF AGRICULTURE

Clothing and Uniform Allowance	38,010
Mid-Year Bonus - Civilian	201,294
Year End Bonus	201,294
Cash Gift	31,675
Productivity Enhancement Incentive	31,675
Step Increment	6,030

Total Other Compensation Common to All	699,230

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	12,922
Magna Carta for Science & Technology Personnel	28,778
Overseas Allowance	52,425
Anniversary Bonus - Civilian	2,340

Total Other Compensation for Specific Groups	96,465

Other Benefits
PAG-IBIG Contributions	7,604
PhilHealth Contributions	28,431
Employees Compensation Insurance Premiums	7,604
Retirement Gratuity	21,837
Loyalty Award - Civilian	3,405
Terminal Leave	67,486

Total Other Benefits	136,367

Non-Permanent Positions	16,562

Total Personnel Services	3,364,144

Maintenance and Other Operating Expenses
Travelling Expenses	695,339
Training and Scholarship Expenses	1,927,027
Supplies and Materials Expenses	5,613,928
Utility Expenses	228,843
Communication Expenses	173,982
Awards/Rewards and Prizes	196,662
Survey, Research, Exploration and Development Expenses	26,629
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,685
Professional Services	1,801,234
General Services	185,971
Repairs and Maintenance	238,974
Financial Assistance/Subsidy	11,870
Taxes, Insurance Premiums and Other Fees	39,938
Labor and Mages	281,768
Other Maintenance and Operating Expenses
Advertising Expenses	73,305
Printing and Publication Expenses	76,969
Representation Expenses	224,264
Transportation and Delivery Expenses	25,832
Rent/Lease Expenses	113,899
Membership Dues and Contributions to Organizations	3,037
Subscription Expenses	17,436

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Donations	2,274,017
Other Maintenance and Operating Expenses	1,323,719

Total Maintenance and Other Operating Expenses	15,560,328

Financial Expenses
Bank Charges	1,590
Other Financial Charges	80

Total Financial Expenses	1,670

Total Current Operating Expenditures	18,926,142

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	111,932
Infrastructure Outlay	13,807,205
Buildings and Other Structures	1,171,762
Machinery and Equipment Outlay	2,238,997
Transportation Equipment Outlay	88,120
Furniture, Fixtures and Books Outlay	33,164
Other Property Plant and Equipment Outlay	24,450
Biological Assets Outlay	290,820
Intangible Assets Outlay	37,976

Total Capital Outlays	17,804,426

TOTAL NEW APPROPRIATIONS	36,730,568

B. AGRICULTURAL CREDIT POLICY COUNCIL

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	2,543,230,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	20,346,000	₱	14,979,000	₱	11,000	₱	2,719,000	₱	38,055,000
Operations		27,890,000		40,011,000				2,437,274,000		2,505,175,000

CREDIT SUPPORT SERVICES		27,890,000		40,011,000				2,437,274,000		2,505,175,000

TOTAL NEW APPROPRIATIONS	₱	48,236,000	₱	54,990,000	₱	11,000	₱	2,439,993,000	₱	2,543,230,000

Special Provision(s)

1. Agricultural Credit Facility. The amount of Two Billion Four Hundred Sixty Seven Million Forty One Thousand Pesos (₱2,467,041,000) appropriated herein for Agro-Industry Modernization Credit and Financing Program Administration includes the amount of Two Billion Four Hundred Thirty One Million Eight Hundred Eighty Six Thousand Pesos (₱2,431,886,000) which shall be used exclusively for

APRIL 29, 2019	OFFICIAL GAZETTE	133
DEPARTMENT OF AGRICULTURE

the implementation of fast, convenient, and affordable financing program through Government Financial Institutions (GFIs,) cooperative banks, rural banks, thrift banks, other private banks, for the benefit of small farmers and fisher folk and micro, small and medium scale enterprises engaged in agriculture and fisheries. For this purpose, the Agricultural Credit Policy Council (ACPC) small formulate the guidelines for a streamlined and equitable access by the foregoing small farmers and fisherfolk to said credit facility.

2. Reporting and Posting Requirements. The ACPC small submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means far reports not covered by the URS; and

(b) ACPC’s website.

The ACPC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically far the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	11,184,000	₱	14,979,000	₱	11,000	₱	2,719,000	₱	28,893,000
Administration of Personnel Benefits		9,162,000								9,162,000

Sub-total, General Administration and Support		20,346,000		14,979,000		11,000		2,719,000		38,055,000

Operations
Access of Small Farmers and Fisherfolk to formal credit under the ACPC Agro-Industry Modernization Credit Financing Program increased		27,890,000		40,011,000				2,437,274,000		2,505,175,000

AGRICULTURAL CREDIT PROGRAM		27,890,000		40,011,000				2,437,274,000		2,505,175,000

Agro-Industry Modernization Credit Financing Program (AMCFP) Administration		14,354,000		19,738,000				2,432,949,000		2,467,041,000
Policy formulation, research and advocacy, monitoring and evaluation of credit policies, plans and programs and capacity building		13,536,000		20,273,000				4,325,000		38,134,000

Sub-total, Operations		27,890,000		40,011,000				2,437,274,000		2,505,175,000

TOTAL NEW APPROPRIATIONS	₱	48,236,000	₱	54,990,000	₱	11,000	₱	2,439,993,000	₱	2,543,230,000

134	OFFICIAL GAZETTE	VOL. 115, NO. 17
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New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	29,474

Total Permanent Positions	29,474

Other Compensation Common to All
Personnel Economic Relief Allowance	864
Representation Allowance	1,440
Transportation Allowance	1,440
Clothing and Uniform Allowance	216
Mid-Year Bonus	2,457
Year End Bonus	2,457
Cash Gift	180
Productivity Enhancement Incentive	180
Step Increment	74

Total Other Compensation Common to All	9,308

Other Benefits
PAG-IBIG Contributions	42
PhilHealth Contributions	208
Employees Compensation Insurance Premiums	42
Retirement Gratuity	8,063
Terminal Leave	1,099

Total Other Benefits	9,454

Total Personnel Services	48,236

Maintenance and Other Operating Expenses
Travelling Expenses	8,200
Training and Scholarship Expenses	5,100
Supplies and Materials Expenses	3,052
Utility Expenses	1,997
Communication Expenses	3,270
Survey, Research, Exploration and Development Expenses	2,605
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	4,342
General Services	1,783
Repairs and Maintenance	1,008
Taxes, Insurance Premiums and Other Fees	113
Labor and Mages	17,543
Other Maintenance and Operating Expenses
Advertising Expenses	11
Printing and Publication Expenses	72

APRIL 29, 2019	OFFICIAL GAZETTE	135
DEPARTMENT OF AGRICULTURE

Representation Expenses	2,000
Rent/Lease Expenses	1,745
Subscription Expenses	676
Other Maintenance and Operating Expenses	1,355

Total Maintenance and Other Operating Expenses	54,990

Financial Expenses
Bank Charges	11

Total Financial Expenses	11

Total Current Operating Expenditures	103,237

Capital Outlays
Loans Outlay	2,431,886
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	6,807
Transportation Equipment Outlay	1,300

Total Capital Outlays	2,439,993

TOTAL NEW APPROPRIATIONS	2,543,230

C. BUREAU OF FISHERIES AND AQUATIC RESOURCES

For general administration and support, support to operations, and operations, including locally-funded projects and foreign-assisted projects, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	5,758,003,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	196,091,000	₱	390,104,000	₱	44,000	₱	57,133,000	₱	643,372,000
Support to Operations		38,118,000		532,487,000				13,629,000		584,234,000
Operations		452,134,000		3,247,501,000				830,762,000		4,530,397,000

FISHERIES DEVELOPMENT PROGRAM		137,190,000		1,310,405,000				328,875,000		1,776,470,000
FISHERIES REGULATORY AND LAN ENFORCEMENT PROGRAM		289,161,000		1,379,301,000				501,887,000		2,170,349,000
FISHERIES EXTENSION PROGRAM		25,783,000		526,525,000						552,308,000
FISHERY POLICY PROGRAM				31,270,000						31,270,000

TOTAL NEW APPROPRIATIONS	₱	686,343,000	₱	4,170,092,000	₱	44,000	₱	901,524,000	₱	5,758,003,000

136	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Special Provision(s)

1. Wildlife Management Fund. In addition to the amounts appropriated herein, Fifty Million Pesos (₱50,000,000) shall be used for the rehabilitation or restoration of declared aquatic critical habitats and all aquatic resources and all marine mammals, except dugong, as well as scientific research support, and enforcement and monitoring activities of the BFAR, sourced from donations, contributions, endowments and fines imposed for violations within its jurisdiction, constituted into the wildlife Management Fund pursuant to Section 29 in relation to Section 4 of R.A. No. 9147.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Fisheries Management Fund. In addition to the amounts appropriated herein, the amount of Thirteen Million Pesos (₱13,000,000) shall be used for the conservation, preservation, protection, management, development and regulation of the fishery and aquatic resources, research and development and capability building of the various stakeholders including provision for scholarships; supplementary livelihood for poverty alleviation; and improvement of productivity and processes of the various stakeholders, in accordance with the allocation provided under Section 19 of R.A. No. 10654 sourced from proceeds of the sale of forfeited fish, fishing gears, paraphernalia and fishing vessels, endowments, grants, donations, and administrative fines and penalties imposed under the same Act, constituted into the Fisheries Management Fund pursuant to the same provision.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

3. National Fisheries Program. The amount of Four Billion Seventy Eight Million Two Hundred Sixty Three Thousand Pesos (₱4,078,263,000) appropriated herein for the National Fisheries Program shall be implemented with priority given to: (i) areas where the majority of small fisherfolk registered under the Registry System for Basic Sectors in Agriculture (RSBSA) are located; and (ii) provinces or regions where the absolute number of poor fisherfolk and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

4. Post-Harvest Equipment and Facilities. The amount of One Hundred Million Nine Hundred Forty One Thousand Pesos (₱100,941,000) appropriated herein for the implementation of the Provision of Fishery On-farm/Post-Harvest Equipment and Facilities shall be used for the construction of on-farm/post-harvest facilities and/or procurement of the on-farm/post-harvest equipment.

Upon completion of the construction and/or procurement of the past-harvest equipment and facilities, the BFAR shall turn over the management and ownership thereof to the LGUs or fisherfolk organizations concerned, which shall commit to shoulder the maintenance and repair cost.

5. Allocation for the Autonomous Region in Muslim Mindanao. The BFAR shall ensure that the allocation far ARMM in the amount of One Hundred Fifty One Million Pesos (₱151,000,000) shall be released directly to ARMM-Department of Agriculture and Fisheries, through the Office of the Regional Governor, based on the submission by the BFAR of the allocation for ARMM per province, copy furnished said provinces.

The Director of BFAR and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the amounts allocated for ARMM per province are posted on the BFAR website.

6. Reporting and Posting Requirements. The BFAR shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) BFAR’s website.

The BFAR shall send written notice when said reports have been submitted or posted on its website to the DBN, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

7. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	163,947,000	₱	390,104,000	₱	44,000	₱	57,133,000	₱	611,228,000

National Capital Region (NCR)		45,515,000		133,323,000		24,000				178,862,000

Central Office		45,515,000		109,712,000		24,000				155,251,000

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DEPARTMENT OF AGRICULTURE

National Fisheries Research and Development Institute		23,611,000			23,611,000
Region I - Ilocos	4,875,000	11,123,000	20,000	125,000	16,143,000

Regional Office - I	4,875,000	11,123,000	20,000	125,000	16,143,000
Cordillera Administrative Region (CAR)	6,291,000	16,108,000		2,825,000	25,224,000

Regional Office - CAR	6,291,000	16,108,000		2,825,000	25,224,000
Region II - Cagayan Valley	6,429,000	13,577,000		1,000,000	21,006,000

Regional Office - II	6,429,000	13,577,000		1,000,000	21,006,000
Region III - Central Luzon	6,666,000	16,084,000		500,000	23,250,000

Regional Office - III	6,666,000	16,084,000		500,000	23,250,000
Region IVA - CALABARZON	12,572,000	20,187,000		8,958,000	41,717,000

Regional Office - IVA	12,572,000	20,187,000		8,958,000	41,717,000
Region IVB - MIMAROPA	6,531,000	15,314,000		625,000	22,470,000

Regional Office - IVB	6,531,000	15,314,000		625,000	22,470,000
Region V - Bicol	10,662,000	28,471,000		4,950,000	44,083,000

Regional Office - V	10,662,000	28,471,000		4,950,000	44,083,000
Region VI - Western Visayas	6,779,000	15,128,000		4,700,000	26,607,000

Regional Office - VI	6,779,000	15,128,000		4,700,000	26,607,000
Region VII - Central Visayas	13,836,000	14,772,000		500,000	29,108,000

Regional Office - VII	13,836,000	14,772,000		500,000	29,108,000
Region VIII - Eastern Visayas	9,929,000	26,285,000		750,000	36,964,000

Regional Office - VIII	9,929,000	26,285,000		750,000	36,964,000
Region IX - Zamboanga Peninsula	5,963,000	10,424,000		4,700,000	21,087,000

Regional Office - IX	5,963,000	10,424,000		4,700,000	21,087,000
Region X - Northern Mindanao	6,066,000	18,556,000		4,700,000	29,322,000

Regional Office - X	6,066,000	18,556,000		4,700,000	29,322,000
Region XI - Davao	8,786,000	20,910,000		7,225,000	36,921,000

Regional Office - XI	8,786,000	20,910,000		7,225,000	36,921,000
Region XII - SOCCSKSARGEN	8,270,000	12,473,000		8,900,000	29,643,000

Regional Office - XII	8,270,000	12,473,000		8,900,000	29,643,000

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Region XIII - CARAGA	4,777,000	17,369,000		6,675,000	28,821,000

Regional Office - XIII	4,777,000	17,369,000		6,675,000	28,821,000
Administration of Personnel Benefits	32,144,000				32,144,000

National Capital Region (NCR)	6,043,000				6,043,000

Central Office	6,043,000				6,043,000
Region I - Ilocos	1,747,000				1,747,000

Regional Office - I	1,747,000				1,747,000
Region II - Cagayan Valley	170,000				170,000

Regional Office - II	170,000				170,000
Region III - Central Luzon	3,141,000				3,141,000

Regional Office - III	3,141,000				3,141,000
Region IVA - CALABARZON	4,423,000				4,423,000

Regional Office - IVA	4,423,000				4,423,000
Region V - Bicol	5,743,000				5,743,000

Regional Office - V	5,743,000				5,743,000
Region VI - Western Visayas	207,000				207,000

Regional Office - VI	207,000				207,000
Region VII - Central Visayas	851,000				851,000

Regional Office - VII	851,000				851,000
Region VIII - Eastern Visayas	2,534,000				2,534,000

Regional Office - VIII	2,534,000				2,534,000
Region IX - Zamboanga Peninsula	1,918,000				1,918,000

Regional Office - IX	1,918,000				1,918,000
Region XI - Davao	3,268,000				3,268,000

Regional Office - XI	3,268,000				3,268,000
Region XII - SOCCSKSARGEN	2,099,000				2,099,000

Regional Office - XII	2,099,000				2,099,000

Sub-total, General Administration and Support	196,091,000	390,104,000	44,000	57,133,000	643,372,000

APRIL 29, 2019	OFFICIAL GAZETTE	139
DEPARTMENT OF AGRICULTURE

Support to Operations
Development of organizational policies, plans and procedures	2,425,000	220,161,000	222,586,000

National Capital Region (NCR)	2,425,000	186,814,000	189,239,000

Central Office	2,425,000	185,575,000	188,000,000
National Fisheries Research and Development Institute		1,239,000	1,239,000
Region I - Ilocos		2,870,000	2,870,000

Regional Office - I		2,870,000	2,870,000
Cordillera Administrative Region (CAR)		1,334,000	1,334,000

Regional Office - CAR		1,334,000	1,334,000
Region II - Cagayan Valley		2,546,000	2,546,000

Regional Office - II		2,546,000	2,546,000
Region III - Central Luzon		1,352,000	1,352,000

Regional Office - III		1,352,000	1,352,000
Region IVA - CALABARZON		1,731,000	1,731,000

Regional Office - IVA		1,731,000	1,731,000
Region IVB - MIMAROPA		3,065,000	3,065,000

Regional Office - IVB		3,065,000	3,065,000
Region V - Bicol		1,722,000	1,722,000

Regional Office - V		1,722,000	1,722,000
Region VI - Western Visayas		1,409,000	1,409,000

Regional Office - VI		1,409,000	1,409,000
Region VII - Central Visayas		1,400,000	1,400,000

Regional Office - VII		1,400,000	1,400,000
Region VIII - Eastern Visayas		2,682,000	2,682,000

Regional Office - VIII		2,682,000	2,682,000
Region IX - Zamboanga Peninsula		2,320,000	2,320,000

Regional Office - IX		2,320,000	2,320,000
Region X - Northern Mindanao		3,008,000	3,008,000

Regional Office - X		3,008,000	3,008,000
Region XI - Davao		2,117,000	2,117,000

Regional Office - XI		2,117,000	2,117,000

140	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region XII - SOCCSKSARGEN		2,481,000		2,481,000

Regional Office - XII		2,481,000		2,481,000
Region XIII - CARAGA		3,310,000		3,310,000

Regional Office - XIII		3,310,000		3,310,000
Research and development	29,474,000	270,404,000	13,629,000	313,507,000

National Capital Region (NCR)	29,474,000	138,199,000	13,629,000	181,302,000

Central Office	29,474,000	72,643,000	7,205,000	109,322,000
National Fisheries Research and Development Institute		65,556,000	6,424,000	71,980,000
Region I - Ilocos		10,179,000		10,179,000

Regional Office - I		10,179,000		10,179,000
Cordillera Administrative Region (CAR)		4,713,000		4,713,000

Regional Office - CAR		4,713,000		4,713,000
Region II - Cagayan Valley		8,734,000		8,734,000

Regional Office - II		8,734,000		8,734,000
Region III - Central Luzon		8,020,000		8,020,000

Regional Office - III		8,020,000		8,020,000
Region IVA - CALABARZON		11,961,000		11,961,000

Regional Office - IVA		11,961,000		11,961,000
Region IVB - MIMAROPA		7,937,000		7,937,000

Regional Office - IVB		7,937,000		7,937,000
Region V - Bicol		12,204,000		12,204,000

Regional Office - V		12,204,000		12,204,000
Region VI - Western Visayas		14,228,000		14,228,000

Regional Office - VI		14,228,000		14,228,000
Region VII - Central Visayas		10,212,000		10,212,000

Regional Office - VII		10,212,000		10,212,000
Region VIII - Eastern Visayas		8,036,000		8,036,000

Regional Office - VIII		8,036,000		8,036,000

APRIL 29, 2019	OFFICIAL GAZETTE	141
DEPARTMENT OF AGRICULTURE

Region IX - Zamboanga Peninsula		6,452,000	6,452,000

Regional Office - IX		6,452,000	6,452,000
Region X - Northern Mindanao		5,816,000	5,816,000

Regional Office - X		5,816,000	5,816,000
Region XI - Davao		8,426,000	8,426,000

Regional Office - XI		8,426,000	8,426,000
Region XII - SOCCSKSARGEN		6,553,000	6,553,000

Regional Office - XII		6,553,000	6,553,000
Region XIII - CARAGA		8,734,000	8,734,000

Regional Office - XIII		8,734,000	8,734,000
Legal and advisory services	6,219,000	41,922,000	48,141,000

National Capital Region (NCR)	6,219,000	24,139,000	30,358,000

Central Office	6,219,000	24,139,000	30,358,000
Region I - Ilocos		1,256,000	1,256,000

Regional Office - I		1,256,000	1,256,000
Cordillera Administrative Region (CAR)		957,000	957,000

Regional Office - CAR		957,000	957,000
Region II - Cagayan Valley		1,056,000	1,056,000

Regional Office - II		1,056,000	1,056,000
Region III - Central Luzon		1,052,000	1,052,000

Regional Office - III		1,052,000	1,052,000
Region IVA - CALABARZON		1,116,000	1,116,000

Regional Office - IVA		1,116,000	1,116,000
Region IVB - MIMAROPA		1,751,000	1,751,000

Regional Office - IVB		1,751,000	1,751,000
Region V - Bicol		1,212,000	1,212,000

Regional Office - V		1,212,000	1,212,000
Region VI - Western Visayas		1,377,000	1,377,000

Regional Office - VI		1,377,000	1,377,000

142	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Region VII - Central Visayas		1,036,000		1,036,000

Regional Office - VII		1,036,000		1,036,000
Region VIII - Eastern Visayas		1,125,000		1,125,000

Regional Office - VIII		1,125,000		1,125,000
Region IX - Zamboanga Peninsula		1,001,000		1,001,000

Regional Office - IX		1,001,000		1,001,000
Region X - Northern Mindanao		978,000		978,000

Regional Office - X		978,000		978,000
Region XI - Davao		1,314,000		1,314,000

Regional Office - XI		1,314,000		1,314,000
Region XII - SOCCSKSARGEN		1,357,000		1,357,000

Regional Office - XII		1,357,000		1,357,000
Region XIII - CARAGA		1,195,000		1,195,000

Regional Office - XIII		1,195,000		1,195,000

Sub-total, Support to Operations	38,118,000	532,487,000	13,629,000	584,234,000

Operations
Productivity in Fisheries Sector within ecological limits improved	452,134,000	3,247,501,000	830,762,000	4,530,397,000

FISHERIES DEVELOPMENT PROGRAM	137,190,000	1,310,405,000	328,875,000	1,776,470,000

CAPTURE FISHERIES SUB-PROGRAM	5,510,000	239,725,000	21,126,000	266,361,000

Fishing gear/paraphernalia distribution	5,510,000	239,725,000	21,126,000	266,361,000

National Capital Region (NCR)	5,510,000	98,971,000	21,126,000	125,607,000

Central Office	5,510,000	98,971,000	21,126,000	125,607,000
Region I - Ilocos		7,660,000		7,660,000

Regional Office - I		7,660,000		7,660,000
Cordillera Administrative Region (CAR)		1,582,000		1,582,000

Regional Office - CAR		1,582,000		1,582,000
Region II - Cagayan Valley		8,572,000		8,572,000

Regional Office - II		8,572,000		8,572,000

APRIL 29, 2019	OFFICIAL GAZETTE	143
DEPARTMENT OF AGRICULTURE

Region III - Central Luzon		7,904,000		7,904,000

Regional Office - III		7,904,000		7,904,000
Region IVA - CALABARZON		6,402,000		6,402,000

Regional Office - IVA		6,402,000		6,402,000
Region IVB - MIMAROPA		12,940,000		12,940,000

Regional Office - IVB		12,940,000		12,940,000
Region V - Bicol		12,721,000		12,721,000

Regional Office - V		12,721,000		12,721,000
Region VI - Western Visayas		6,017,000		6,017,000

Regional Office - VI		6,017,000		6,017,000
Region VII - Central Visayas		16,315,000		16,315,000

Regional Office - VII		16,315,000		16,315,000
Region VIII - Eastern Visayas		8,422,000		8,422,000

Regional Office - VIII		8,422,000		8,422,000
Region IX - Zamboanga Peninsula		10,314,000		10,314,000

Regional Office - IX		10,314,000		10,314,000
Region X - Northern Mindanao		11,543,000		11,543,000

Regional Office - X		11,543,000		11,543,000
Region XI - Davao		7,276,000		7,276,000

Regional Office - XI		7,276,000		7,276,000
Region XII - SOCCSKSARGEN		13,730,000		13,730,000

Regional Office - XII		13,730,000		13,730,000
Region XIII - CARAGA		9,356,000		9,356,000

Regional Office - XIII		9,356,000		9,356,000
AQUACULTURE SUB-PROGRAM	75,292,000	417,901,000	113,546,000	606,739,000

Fisheries production and distribution	72,300,000	207,005,000	1,911,000	281,216,000

National Capital Region (NCR)	18,083,000	44,338,000	456,000	62,877,000

Central Office	18,083,000	44,338,000	456,000	62,877,000
Region I - Ilocos	6,153,000	9,582,000	1,255,000	16,990,000

Regional Office - I	6,153,000	9,582,000	1,255,000	16,990,000

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GENERAL APPROPRIATIONS ACT, FY 2019

Cordillera Administrative Region (CAR)	991,000	5,173,000		6,164,000

Regional Office - CAR	991,000	5,173,000		6,164,000
Region II - Cagayan Valley	4,093,000	7,908,000		12,001,000

Regional Office - II	4,093,000	7,908,000		12,001,000
Region III - Central Luzon	853,000	14,752,000	200,000	15,805,000

Regional Office - III	853,000	14,752,000	200,000	15,805,000
Region IVA - CALABARZON	3,582,000	4,608,000		8,190,000

Regional Office - IVA	3,582,000	4,608,000		8,190,000
Region IVB - MIMAROPA	4,395,000	11,790,000		16,185,000

Regional Office - IVB	4,395,000	11,790,000		16,185,000
Region V - Bical	3,699,000	14,054,000		17,753,000

Regional Office - V	3,699,000	14,054,000		17,753,000
Region VI - Western Visayas	4,463,000	8,698,000		13,161,000

Regional Office - VI	4,463,000	8,698,000		13,161,000
Region VII - Central Visayas	8,404,000	18,411,000		26,815,000

Regional Office - VII	8,404,000	18,411,000		26,815,000
Region VIII - Eastern Visayas	11,135,000	23,140,000		34,275,000

Regional Office - VIII	11,135,000	23,140,000		34,275,000
Region IX - Zamboanga Peninsula	1,282,000	8,748,000		10,030,000

Regional Office - IX	1,282,000	8,748,000		10,030,000
Region X - Northern Mindanao	3,998,000	8,859,000		12,857,000

Regional Office - X	3,998,000	8,859,000		12,857,000
Region XI - Davao		8,052,000		8,052,000

Regional Office - XI		8,052,000		8,052,000
Region XII - SOCCSKSARGEN	1,169,000	9,581,000		10,750,000

Regional Office - XII	1,169,000	9,581,000		10,750,000
Region XIII - CARAGA		9,311,000		9,311,000

Regional Office - XIII		9,311,000		9,311,000
Operation and management of production facilities	2,992,000	210,896,000	111,635,000	325,523,000

National Capital Region (NCR)	2,992,000	107,588,000	111,635,000	222,215,000

Central Office	2,992,000	99,686,000	96,120,000	198,798,000

APRIL 29, 2019	OFFICIAL GAZETTE	145
DEPARTMENT OF AGRICULTURE

National Fisheries Research and Development Institute	7,902,000	15,515,000	23,417,000
Region I - Ilocos	8,150,000		8,150,000

Regional Office - I	8,150,000		8,150,000
Cordillera Administrative Region (CAR)	2,965,000		2,965,000

Regional Office - CAR	2,965,000		2,965,000
Region II - Cagayan Valley	6,554,000		6,554,000

Regional Office - II	6,554,000		6,554,000
Region III - Central Luzon	3,801,000		3,801,000

Regional Office - III	3,801,000		3,801,000
Region IVA - CALABARZON	3,616,000		3,616,000

Regional Office - IVA	3,616,000		3,616,000
Region IVB - MIMAROPA	8,819,000		8,819,000

Regional Office - IVB	8,819,000		8,819,000
Region V - Bicol	13,434,000		13,434,000

Regional Office - V	13,434,000		13,434,000
Region VI - Western Visayas	2,982,000		2,982,000

Regional Office - VI	2,982,000		2,982,000
Region VII - Central Visayas	11,537,000		11,537,000

Regional Office - VII	11,537,000		11,537,000
Region VIII - Eastern Visayas	14,598,000		14,598,000

Regional Office - VIII	14,598,000		14,598,000
Region IX - Zamboanga Peninsula	1,749,000		1,749,000

Regional Office - IX	1,749,000		1,749,000
Region X - Northern Mindanao	6,843,000		6,843,000

Regional Office - X	6,843,000		6,843,000
Region XI - Davao	5,821,000		5,821,000

Regional Office - XI	5,821,000		5,821,000
Region XII - SOCCSKSARGEN	4,182,000		4,182,000

Regional Office - XII	4,182,000		4,182,000

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GENERAL APPROPRIATIONS ACT, FY 2019

Region XIII - CARAGA		8,257,000		8,257,000

Regional Office - XIII		8,257,000		8,257,000
POST-HARVEST SUB-PROGRAM	8,789,000	26,779,000	74,162,000	109,730,000

Provision of fishery on-farm/post-harvest equipment and facilities	8,789,000	26,779,000	74,162,000	109,730,000

National Capital Region (NCR)	8,789,000	6,680,000	34,872,000	50,341,000

Central Office	8,789,000	6,680,000	34,872,000	50,341,000
Region I - Ilocos		1,271,000	3,000,000	4,271,000

Regional Office - I		1,271,000	3,000,000	4,271,000
Cordillera Administrative Region (CAR)		562,000		562,000

Regional Office - CAR		562,000		562,000
Region II - Cagayan Valley		384,000		384,000

Regional Office - II		384,000		384,000
Region III - Central Luzon		1,372,000	290,000	1,662,000

Regional Office - III		1,372,000	290,000	1,662,000
Region IVA - CALABARZON		227,000	3,000,000	3,227,000

Regional Office - IVA		227,000	3,000,000	3,227,000
Region IVB - MIMAROPA		512,000	3,000,000	3,512,000

Regional Office - IVB		512,000	3,000,000	3,512,000
Region V - Bicol		5,855,000	3,000,000	8,855,000

Regional Office - V		5,855,000	3,000,000	8,855,000
Region VI - Western Visayas		2,173,000	18,000,000	20,173,000

Regional Office - VI		2,173,000	18,000,000	20,173,000
Region VII - Central Visayas		1,498,000		1,498,000

Regional Office - VII		1,498,000		1,498,000
Region VIII - Eastern Visayas		1,085,000		1,085,000

Regional Office - VIII		1,085,000		1,085,000
Region IX - Zamboanga Peninsula		578,000	3,000,000	3,578,000

Regional Office - IX		578,000	3,000,000	3,578,000

APRIL 29, 2019	OFFICIAL GAZETTE	147
DEPARTMENT OF AGRICULTURE

Region X - Northern Mindanao		1,131,000		1,131,000

Regional Office - X		1,131,000		1,131,000
Region XI - Davao		527,000	3,000,000	3,527,000

Regional Office - XI		527,000	3,000,000	3,527,000
Region XII - SOCCSKSARGEN		2,051,000		2,051,000

Regional Office - XII		2,051,000		2,051,000
Region XIII - CARAGA		873,000	3,000,000	3,873,000

Regional Office - XIII		873,000	3,000,000	3,873,000
MARKET DEVELOPMENT SUB-PROGRAM	47,599,000	38,854,000		86,453,000

Market development services	47,599,000	38,854,000		86,453,000

National Capital Region (NCR)	4,133,000	28,393,000		32,526,000

Central Office	4,133,000	28,314,000		32,447,000
National Fisheries Research and Development Institute		79,000		79,000
Region I - Ilocos	4,555,000	1,238,000		5,793,000

Regional Office - I	4,555,000	1,238,000		5,793,000
Cordillera Administrative Region (CAR)	2,295,000	651,000		2,946,000

Regional Office - CAR	2,295,000	651,000		2,946,000
Region II - Cagayan Valley	2,802,000	459,000		3,261,000

Regional Office - II	2,802,000	459,000		3,261,000
Region III - Central Luzon		647,000		647,000

Regional Office - III		647,000		647,000
Region IVA - CALABARZON	1,973,000	687,000		2,660,000

Regional Office - IVA	1,973,000	687,000		2,660,000
Region IVB - MIMAROPA	486,000	459,000		945,000

Regional Office - IVB	486,000	459,000		945,000
Region V - Bicol	2,597,000	791,000		3,388,000

Regional Office - V	2,597,000	791,000		3,388,000
Region VI - Western Visayas	4,935,000	421,000		5,356,000

Regional Office - VI	4,935,000	421,000		5,356,000

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Region VII - Central Visayas	4,640,000	807,000		5,447,000

Regional Office - VII	4,640,000	807,000		5,447,000
Region VIII - Eastern Visayas	4,226,000	666,000		4,892,000

Regional Office - VIII	4,226,000	666,000		4,892,000
Region IX - Zamboanga Peninsula	2,880,000	532,000		3,412,000

Regional Office - IX	2,880,000	532,000		3,412,000
Region X - Northern Mindanao	2,025,000	969,000		2,994,000

Regional Office - X	2,025,000	969,000		2,994,000
Region XI - Davao	2,983,000	615,000		3,598,000

Regional Office - XI	2,983,000	615,000		3,598,000
Region XII - SOCCSKSARGEN	4,581,000	874,000		5,455,000

Regional Office - XII	4,581,000	874,000		5,455,000
Region XIII - CARAGA	2,488,000	645,000		3,133,000

Regional Office - XIII	2,488,000	645,000		3,133,000
LOCALLY-FUNDED AND FOREIGN-ASSISTED SUB-PROGRAM		587,146,000	120,041,000	707,187,000

Project(s)
Locally-Funded Project(s)		363,000,000	10,000,000	373,000,000

Special Area for Agricultural Development Program		363,000,000	10,000,000	373,000,000

National Capital Region (NCR)		34,000,000	1,000,000	35,000,000

Central Office		34,000,000	1,000,000	35,000,000
Cordillera Administrative Region (CAR)		40,000,000		40,000,000

Regional Office - CAR		40,000,000		40,000,000
Region IVB - MIMAROPA		15,000,000		15,000,000

Regional Office - IVB		15,000,000		15,000,000
Region V - Bicol		33,000,000	3,000,000	36,000,000

Regional Office - V		33,000,000	3,000,000	36,000,000
Region VI - Western Visayas		30,000,000		30,000,000

Regional Office - VI		30,000,000		30,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	149
DEPARTMENT OF AGRICULTURE

Region VII - Central Visayas		36,000,000	1,000,000	37,000,000

Regional Office - VII		36,000,000	1,000,000	37,000,000
Region VIII - Eastern Visayas		52,000,000	2,000,000	54,000,000

Regional Office - VIII		52,000,000	2,000,000	54,000,000
Region IX - Zamboanga Peninsala		10,000,000		10,000,000

Regional Office - IX		10,000,000		10,000,000
Region X - Northern Mindanao		41,000,000	1,000,000	42,000,000

Regional Office - X		41,000,000	1,000,000	42,000,000
Region XI - Davao		11,000,000	1,000,000	12,000,000

Regional Office - XI		11,000,000	1,000,000	12,000,000
Region XII - SOCCSKSARGEN		31,000,000	1,000,000	32,000,000

Regional Office - XII		31,000,000	1,000,000	32,000,000
Region XIII - CARAGA		30,000,000		30,000,000

Regional Office - XIII		30,000,000		30,000,000
Foreign-Assisted Project(s)
Fisheries, Coastal Resources and Livelihood Project (FishCORAL)		224,146,000	110,041,000	334,187,000

Loan Proceeds		182,983,000	96,025,000	279,008,000

National Capital Region (NCR)		182,993,000	96,025,000	279,008,000

Central Office		182,983,000	96,025,000	279,008,000
GOP Counterpart		41,163,000	14,016,000	55,179,000

National Capital Region (NCR)		41,163,000	14,016,000	55,179,000

Central office		41,163,000	14,016,000	55,179,000
FISHERIES REGULATORY AND LAW ENFORCEMENT PROGRAM	289,161,000	1,379,301,000	501,887,000	2,170,349,000

Monitoring, control and surveillance	41,114,000	756,798,000	10,000,000	807,912,000

National Capital Region (NCR)	15,028,000	595,569,000	10,000,000	620,597,000

Central Office	15,028,000	595,569,000	10,000,000	620,597,000
Region I - Ilocos	1,562,000	11,373,000		12,935,000

Regional Office - I	1,562,000	11,373,000		12,935,000

150	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Cordillera Administrative Region (CAR)		178,000		178,000

Regional Office - CAR		178,000		178,000
Region II - Cagayan Valley	3,248,000	23,047,000		26,295,000

Regional Office - II	3,248,000	23,047,000		26,295,000
Region III - Central Luzon	2,026,000	13,956,000		15,982,000

Regional Office - III	2,026,000	13,956,000		15,982,000
Region IVA - CALABARZON	1,197,000	6,591,000		7,788,000

Regional Office - IVA	1,197,000	6,591,000		7,788,000
Region IVB - MIMAROPA	1,267,000	11,990,000		13,257,000

Regional Office - IVB	1,267,000	11,990,000		13,257,000
Region V - Bicol	3,591,000	12,228,000		15,819,000

Regional Office - V	3,591,000	12,228,000		15,819,000
Region VI - Western Visayas	1,197,000	11,684,000		12,881,000

Regional Office - VI	1,197,000	11,684,000		12,881,000
Region VII - Central Visayas	2,404,000	18,861,000		21,265,000

Regional Office - VII	2,404,000	18,861,000		21,265,000
Region VIII - Eastern Visayas	2,410,000	13,380,000		15,790,000

Regional Office - VIII	2,410,000	13,380,000		15,790,000
Region IX - Zamboanga Peninsula	2,395,000	9,330,000		11,725,000

Regional Office - IX	2,395,000	9,330,000		11,725,000
Region X - Northern Mindanao		8,298,000		8,298,000

Regional Office - X		8,298,000		8,298,000
Region XI - Davao	1,197,000	8,491,000		9,688,000

Regional Office - XI	1,197,000	8,491,000		9,688,000
Region XII - SOCCSKSARGEN	1,197,000	4,478,000		5,675,000

Regional Office - XII	1,197,000	4,478,000		5,675,000
Region XIII - CARAGA	2,395,000	7,344,000		9,739,000

Regional Office - XIII	2,395,000	7,344,000		9,739,000
Quality control and inspection	50,064,000	78,872,000	2,830,000	131,766,000

National Capital Region (NCR)	6,108,000	41,553,000		47,661,000

Central Office	6,108,000	41,553,000		47,661,000

APRIL 29, 2019	OFFICIAL GAZETTE	151
DEPARTMENT OF AGRICULTURE

Region I - Ilocos	2,931,000	1,811,000		4,742,000

Regional Office - I	2,931,000	1,811,000		4,742,000
Cordillera Administrative Region (CAR)		520,000		520,000

Regional Office - CAR		520,000		520,000
Region II - Cagayan Valley	3,758,000	1,254,000		5,012,000

Regional Office - II	3,758,000	1,254,000		5,012,000
Region III - Central Luzon	3,104,000	1,666,000		4,770,000

Regional Office - III	3,104,000	1,666,000		4,770,000
Region IVA - CALABARZON	3,776,000	7,962,000	2,830,000	14,568,000

Regional Office - IVA	3,776,000	7,962,000	2,830,000	14,568,000
Region IVB - MIMAROPA	2,771,000	3,153,000		5,924,000

Regional Office - IVB	2,771,000	3,153,000		5,924,000
Region V - Bicol	3,604,000	1,747,000		5,351,000

Regional Office - V	3,604,000	1,747,000		5,351,000
Region VI - Western Visayas	3,581,000	2,319,000		5,900,000

Regional Office - VI	3,581,000	2,319,000		5,900,000
Region VII - Central Visayas	3,534,000	4,420,000		7,954,000

Regional Office - VII	3,534,000	4,420,000		7,954,000
Region VIII - Eastern Visayas	3,604,000	2,373,000		5,977,000

Regional Office - VIII	3,604,000	2,373,000		5,977,000
Region IX - Zamboanga Peninsula	3,062,000	1,013,000		4,075,000

Regional Office - IX	3,062,000	1,013,000		4,075,000
Region X - Northern Mindanao	978,000	1,981,000		2,959,000

Regional Office - X	978,000	1,981,000		2,959,000
Region XI - Davao	2,486,000	1,726,000		4,212,000

Regional Office - XI	2,486,000	1,726,000		4,212,000
Region XII - SOCCSKARGEN	4,058,000	3,535,000		7,593,000

Regional Office - XII	4,058,000	3,535,000		7,593,000
Region XIII - CARAGA	2,709,000	1,839,000		4,548,000

Regional Office - XIII	2,709,000	1,839,000		4,548,000

152	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Quarantine, registration and Licensing	67,888,000	36,936,000	104,816,000

National Capital Region (NCR)	5,816,000	17,114,000	22,930,000

Central Office	5,816,000	17,114,000	22,930,000
Region I - Ilocos	6,095,000	2,879,000	8,974,000

Regional Office - I	6,095,000	2,879,000	8,974,000
Cordillera Administrative Region (CAR)	1,017,000		1,017,000

Regional Office - CAR	1,017,000		1,017,000
Region II - Cagayan Valley	3,745,000	700,000	4,445,000

Regional Office - II	3,745,000	700,000	4,445,000
Region III - Central Luzon	3,184,000	1,412,000	4,596,000

Regional Office - III	3,184,000	1,412,000	4,596,000
Region IVA - CALABARZON	5,097,000	1,243,000	6,340,000

Regional Office - IVA	5,097,000	1,243,000	6,340,000
Region IVB - MIMAROPA	2,871,000	3,217,000	6,088,000

Regional Office - IVB	2,871,000	3,217,000	6,088,000
Region V - Bicol	4,040,000	1,827,000	5,867,000

Regional Office - V	4,040,000	1,827,000	5,867,000
Region VI - Western Visayas	4,298,000	1,407,000	5,705,000

Regional Office - VI	4,298,000	1,407,000	5,705,000
Region VII - Central Visayas	5,623,000	496,000	6,119,000

Regional Office - VII	5,623,000	496,000	6,119,000
Region VIII - Eastern Visayas	6,117,000	1,338,000	7,455,000

Regional Office - VIII	6,117,000	1,338,000	7,455,000
Region IX - Zamboanga Peninsula	5,326,000	594,000	5,920,000

Regional Office - IX	5,326,000	594,000	5,920,000
Region X - Northern Mindanao	1,535,000	1,007,000	2,542,000

Regional Office - X	1,535,000	1,007,000	2,542,000
Region XI - Davao	3,789,000	1,378,000	5,167,000

Regional Office - XI	3,789,000	1,378,000	5,167,000

APRIL 29, 2019	OFFICIAL GAZETTE	153
DEPARTMENT OF AGRICULTURE

Region XII - SOCCSKSARGEN	3,692,000	883,000	4,575,000

Regional Office - XII	3,692,000	883,000	4,575,000
Region XIII - CARAGA	5,635,000	1,441,000	7,076,000

Regional Office - XIII	5,635,000	1,441,000	7,076,000
Coastal and inland fisheries resource management	130,103,000	323,113,000	453,216,000

National Capital Region (NCR)	9,314,000	221,863,000	231,177,000

Central Office	9,314,000	221,863,000	231,177,000
Region I - Ilocos	6,341,000	6,461,000	12,802,000

Regional Office - I	6,341,000	6,461,000	12,802,000
Cordillera Administrative Region (CAR)	4,043,000	1,922,000	5,965,000

Regional Office - CAR	4,043,000	1,922,000	5,965,000
Region II - Cagayan Valley	7,282,000	4,424,000	11,706,000

Regional Office - II	7,282,000	4,424,000	11,706,000
Region III - Central Luzon	14,064,000	36,967,000	51,031,000

Regional Office - III	14,064,000	36,967,000	51,031,000
Region IVA - CALABARZON	9,311,000	3,351,000	12,662,000

Regional Office - IVA	9,311,000	3,351,000	12,662,000
Region IVB - MIMAROPA	5,747,000	413,000	6,160,000

Regional Office - IVB	5,747,000	413,000	6,160,000
Region V - Bical	11,663,000	5,479,000	17,142,000

Regional Office - V	11,663,000	5,479,000	17,142,000
Region VI - Western Visayas	10,271,000	12,813,000	23,084,000

Regional Office - VI	10,271,000	12,813,000	23,084,000
Region VII - Central Visayas	7,931,000	8,865,000	16,796,000

Regional Office - VII	7,931,000	8,865,000	16,796,000
Region VIII - Eastern Visayas	14,231,000	4,134,000	18,365,000

Regional Office - VIII	14,231,000	4,134,000	18,365,000
Region IX - Zamboanga Peninsula	8,425,000	1,028,000	9,453,000

Regional Office - IX	8,425,000	1,028,000	9,453,000

154	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region X - Northern Mindanao	497,000	3,184,000		3,681,000

Regional Office - X	497,000	3,184,000		3,681,000
Region XI - Davao	7,446,000	2,855,000		10,301,000

Regional Office - XI	7,446,000	2,855,000		10,301,000
Region XII - SOCCSKSARGEN	5,847,000	3,614,000		9,461,000

Regional Office - XII	5,847,000	3,614,000		9,461,000
Region XIII - CARAGA	7,690,000	5,740,000		13,430,000

Regional Office - XIII	7,690,000	5,740,000		13,430,000
Projects		183,582,000	489,057,000	672,639,000

Locally-Funded Project(s)		183,582,000	489,057,000	672,639,000

Integrated Marine Environment Monitoring System (IMEMS) Phase 2		183,582,000	489,057,000	672,639,000

National Capital Region (NCR)		183,582,000	489,057,000	672,639,000

Central Office		183,582,000	489,057,000	672,639,000
FISHERIES EXTENSION PROGRAM	25,783,000	526,525,000		552,308,000

Extension Support, Education and Training Services (ESETS)	25,783,000	526,525,000		552,308,000

National Capital Region (NCR)	2,548,000	128,731,000		131,279,000

Central Office	2,548,000	128,516,000		131,064,000
National Fisheries Research and Development Institute		215,000		215,000
Region I - Ilocos	1,678,000	26,742,000		28,420,000

Regional Office - I	1,678,000	26,742,000		28,420,000
Cordillera Administrative Region (CAR)	2,380,000	20,891,000		23,271,000

Regional Office - CAR	2,380,000	20,891,000		23,271,000
Region II - Cagayan Valley	2,056,000	39,598,000		41,654,000

Regional Office - II	2,056,000	39,598,000		41,654,000
Region III - Central Luzon		21,509,000		21,509,000

Regional Office - III		21,509,000		21,509,000
Region IVA - CALABARZON		18,701,000		18,701,000

Regional Office - IVA		18,701,000		18,701,000

APRIL 29, 2019	OFFICIAL GAZETTE	155
DEPARTMENT OF AGRICULTURE

Region IVB - MIMAROPA	3,204,000	25,466,000	28,670,000

Regional Office - IVB	3,204,000	25,466,000	28,670,000
Region V - Bicol	1,894,000	30,441,000	32,335,000

Regional Office - V	1,894,000	30,441,000	32,335,000
Region VI - Western Visayas	2,885,000	27,111,000	29,996,000

Regional Office - VI	2,885,000	27,111,000	29,996,000
Region VII - Central Visayas	1,067,000	36,302,000	37,369,000

Regional Office - VII	1,067,000	36,302,000	37,369,000
Region VIII - Eastern Visayas	1,955,000	29,419,000	31,374,000

Regional Office - VIII	1,955,000	29,419,000	31,374,000
Region IX - Zamboanga Peninsula		26,292,000	26,292,000

Regional Office - IX		26,292,000	26,292,000
Region X - Northern Mindanao		19,337,000	19,337,000

Regional Office - X		19,337,000	19,337,000
Region XI - Davao	2,488,000	16,776,000	19,264,000

Regional Office - XI	2,488,000	16,776,000	19,264,000
Region XII - SOCCSKSARGEN	1,337,000	25,319,000	26,656,000

Regional Office - XII	1,337,000	25,319,000	26,656,000
Region XIII - CARAGA	2,291,000	33,890,000	36,181,000

Regional Office - XIII	2,291,000	33,890,000	36,181,000
FISHERIES POLICY PROGRAM		31,270,000	31,270,000

Formulation, monitoring and evaluation of policies, plans and programs		31,270,000	31,270,000

National Capital Region (NCR)		28,190,000	28,190,000

Central Office		28,190,000	28,190,000
Region I - Ilocos		1,215,000	1,215,000

Regional Office - I		1,215,000	1,215,000
Cordillera Administrative Region (CAR)		365,000	365,000

Regional Office - CAR		365,000	365,000

156	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region II - Cagayan Valley				278,000						278,000

Regional Office - II				278,000						278,000
Region III - Central Luzon				28,000						28,000

Regional Office - III				28,000						28,000
Region IVA - CALABARZON				151,000						151,000

Regional Office - IVA				151,000						151,000
Region IVB - MIMAROPA				29,000						29,000

Regional Office - IVB				29,000						29,000
Region V - Bicol				397,000						397,000

Regional Office - V				397,000						397,000
Region VI - Western Visayas				13,000						13,000

Regional Office - VI				13,000						13,000
Region VII - Central Visayas				40,000						40,000

Regional Office - VII				40,000						40,000
Region VIII - Eastern Visayas				44,000						44,000

Regional Office - VIII				44,000						44,000
Region IX - Zamboanga Peninsula				40,000						40,000

Regional Office - IX				40,000						40,000
Region X - Northern Mindanao				29,000						29,000

Regional Office - X				29,000						29,000
Region XI - Davao				28,000						28,000

Regional Office - XI				28,000						28,000
Region XII - SOCCSKSARGEN				30,000						30,000

Regional Office - XII				30,000						30,000
Region XIII - CARAGA				393,000						393,000

Regional Office - XIII				393,000						393,000

Sub-total, Operations		452,134,000		3,247,501,000				830,762,000		4,530,397,000

TOTAL NEW APPROPRIATIONS	₱	686,343,000	₱	4,170,092,000	₱	44,000	₱	901,524,000	₱	5,758,003,000

APRIL 29, 2019	OFFICIAL GAZETTE	157
DEPARTMENT OF AGRICULTURE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	488,393

Total Permanent Positions	488,393

Other Compensation Common to All
Personnel Economic Relief Allowance	33,840
Representation Allowance	3,972
Transportation Allowance	3,972
Clothing and Uniform Allowance	8,460
Mid-Year Bonus	40,691
Year End Bonus	40,691
Cash Gift	7,050
Productivity Enhancement Incentive	7,050
Step Increment	1,225

Total Other Compensation Common to All	146,951

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	280

Total Other Compensation for Specific Groups	280

Other Benefits
PAG-IBIG Contributions	1,697
PhilHealth Contributions	5,959
Employees Compensation Insurance Premiums	1,697
Loyalty Award - Civilian	1,060
Terminal Leave	32,144

Total Other Benefits	42,557

Non-Permanent Positions	8,162

Total Personnel Services	686,343

Maintenance and Other Operating Expenses
Travelling Expenses	330,326
Training and Scholarship Expenses	400,732
Supplies and Materials Expenses	1,610,084
Utility Expenses	121,735

158	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Communication Expenses	115,230
Awards/Rewards and Prizes	83,991
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,611
Professional Services	88,357
General Services	70,900
Repairs and Maintenance	183,883
Financial Assistance/Subsidy	1,267
Taxes, Insurance Premiums and Other Fees	63,629
Labor and Wages	685,320
Other Maintenance and Operating Expenses
Advertising Expenses	9,045
Printing and Publication Expenses	13,668
Representation Expenses	5,766
Transportation and Delivery Expenses	8,299
Rent/Lease Expenses	48,238
Membership Dues and Contributions to Organizations	1,390
Subscription Expenses	59,803
Donations	564
Other Maintenance and Operating Expenses	266,254

Total Maintenance and Other Operating Expenses	4,170,092

Financial Expenses
Bank Charges	24
Other Financial Charges	20

Total Financial Expenses	44

Total Current Operating Expenditures	4,856,479

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	2,625
Infrastructure Outlay	150
Buildings and Other Structures	371,268
Machinery and Equipment Outlay	430,093
Transportation Outlay	67,100
Furniture, Fixtures and Books Outlay	30,288

Total Capital Outlays	901,524

TOTAL NEW APPROPRIATIONS	5,758,003

D. FERTILIZER AND PESTICIDE AUTHORITY

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	206,071,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	25,862,000	₱	19,885,000		₱	69,220,000	₱	114,967,000

APRIL 29, 2019	OFFICIAL GAZETTE	159
DEPARTMENT OF AGRICULTURE

Operations	58,081,000		33,023,000				91,104,000

FERTILIZER AND PESTICIDE REGULATORY PROGRAM	58,081,000		33,023,000				91,104,000

TOTAL NEW APPROPRIATIONS	83,943,000	₱	52,908,000	₱	69,220,000	₱	206,071,000

Special Provision(s)

1. Reporting and Posting Requirements. The Fertilizer and Pesticide Authority (FPA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System ((URS) or other electronic means for reports not covered by the URS; and

(b) FPA’s website.

The FPA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	25,862,000	₱	19,885,000		₱	69,220,000	₱	114,967,000

Sub-total, General Administration and Support		25,862,000		19,885,000			69,220,000		114,967,000

Operations
Fertilizer and pesticide products and handlers regulated		58,081,000		33,023,000					91,104,000

FERTILIZER AND PESTICIDE REGULATORY PROGRAM		58,081,000		33,023,000					91,104,000

Quality Control and Inspection		43,817,000		20,136,000					63,953,000
Registration and Licensing		14,264,000		12,887,000					27,151,000

Sub-total, Operations		58,081,000		33,023,000					91,104,000

TOTAL NEW APPROPRIATIONS	₱	83,943,000	₱	52,908,000		₱	69,220,000	₱	206,071,000

160	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	63,735

Total Permanent Positions	63,735

Other Compensation Common to All
Personnel Economic Relief Allowance	3,192
Representation Allowance	510
Transportation Allowance	408
Clothing and Uniform Allowance	798
Mid-Year Bonus - Civilian	5,311
Year End Bonus	5,311
Cash Gift	665
Productivity Enhancement Incentive	665
Step Increment	160

Total Other Compensation Common to All	17,020

Other Compensation for Specific Groups
Magna Carta for Science and Technology Personnel	2,110

Total Other Compensation for Specific Groups	2,110

Other Benefits
PAG-IBIG Contributions	159
PhilHealth Contributions	710
Employees Compensation Insurance Premiums	159
Loyalty Award - Civilian	50

Total Other Benefits	1,078

Total Personnel Services	83,943

Maintenance and Other Operating Expenses
Travelling Expenses	13,611
Training and Scholarship Expenses	3,511
Supplies and Materials Expenses	7,976
Utility Expenses	6,847
Communication Expenses	2,503
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	312
Professional Services	9,554
General Services	1,660
Repairs and Maintenance	2,078
Taxes, Insurance Premiums and Other Fees	1,210

APRIL 29, 2019	OFFICIAL GAZETTE	161
DEPARTMENT OF AGRICULTURE

Other Maintenance and Operating Expenses
Printing and Publication Expenses	500
Representation Expenses	1,300
Rent/Lease Expenses	1,846

Total Maintenance and Other Operating Expenses	52,908

Total Current Operating Expenditures	136,851

Capital Outlays

Property, Plant and Equipment Outlay
Buildings and Other Structures	59,000
Machinery and Equipment Outlay	7,060
Furniture, Fixtures and Books Outlay	665
Intangible Assets Outlay	2,495

Total Capital Outlays	69,220

TOTAL NEW APPROPRIATIONS	206,071

E. National Meat Inspection Service

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	480,577,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	41,235,000	₱	59,711,000		₱	15,859,000	₱	116,805,000

Operations		170,536,000		188,236,000			5,000,000		363,772,000

MEAT REGULATORY PROGRAM		170,536,000		129,082,000			5,000,000		304,618,000
LOCAL MEAT ESTABLISHMENT ASSISTANCE PROGRAM				59,154,000					59,154,000

TOTAL NEW APPROPRIATIONS	₱	211,771,000	₱	247,947,000		₱	20,859,000	₱	480,577,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Meat Inspection Service (NMIS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) NMIS’ website.

The NMIS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee an Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein for the programs of the agency shall be used specifically for the following activities or projects in the indicated amounts and conditions:

162	OFFICIAL GAZETTE	VOL. 115, NO. 17
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New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,339,000	₱	59,711,000		₱	15,859,000	₱	90,909,000
Administration of Personnel Benefits		25,896,000							25,896,000

Sub-total, General Administration and Support		41,235,000		59,711,000			15,859,000		116,805,000

Operations
Meat Safety and Quality Assured		170,536,000		129,082,000			5,000,000		304,618,000

MEAT REGULATORY PROGRAM		170,536,000		129,082,000			5,000,000		304,618,000

MEAT SAFETY AND QUALITY ASSURANCE SUB-PROGRAM		94,367,000		62,990,000			5,000,000		162,357,000

Meat inspection enforcement and deputation services		94,367,000		33,747,000			5,000,000		133,114,000
Meat inspection development services				29,243,000					29,243,000
LICENSING AND REGISTRATION SUB-PROGRAM		76,169,000		66,092,000					142,261,000

Meat establishment licensing services				29,798,000					29,798,000
Meat importers and exporters registration services		76,169,000		36,294,000					112,463,000
Meat Industry Sector Developed				59,154,000					59,154,000

LOCAL MEAT ESTABLISHMENT ASSISTANCE PROGRAM				59,154,000					59,154,000

Meat establishment and meat inspection assistance to LGUs services				59,154,000					59,154,000

Sub-total, Operations		170,536,000		188,236,000			5,000,000		363,772,000

TOTAL NEW APPROPRIATIONS	₱	211,771,000	₱	247,947,000		₱	20,859,000	₱	480,577,000

APRIL 29, 2019	OFFICIAL GAZETTE	163
DEPARTMENT OF AGRICULTURE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	139,553

Total Permanent Positions	139,553

Other Compensation Common to All
Personnel Economic Relief Allowance	7,656
Representation Allowance	2,118
Transportation Allowance	2,118
Clothing and Uniform Allowance	1,914
Mid-Year Bonus - Civilian	11,630
Year End Bonus	11,630
Cash Gift	1,595
Productivity Enhancement Incentive	1,595
Step Increment	349

Total Other Compensation Common to All	40,605

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	2,994

Total Other Compensation for Specific Groups	2,994

Other Benefits
PAG-IBIG Contributions	383
PhilHealth Contributions	1,517
Employees Compensation Insurance Premiums	383
Loyalty Award - Civilian	440
Terminal Leave	25,896

Total Other Benefits	28,619

Total Personnel Services	211,771

Maintenance and Other Operating Expenses
Travelling Expenses	25,835
Training and Scholarship Expenses	40,172
Supplies and Materials Expenses	53,848
Utility Expenses	15,060
Communication Expenses	7,195
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	20,017
General Services	28,241
Repairs and Maintenance	10,436

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GENERAL APPROPRIATIONS ACT, FY 2019

Financial Assistance/Subsidy	35,000
Taxes, Insurance Premiums and Other Fees	3,047
Other Maintenance and Operating Expenses
Advertising Expenses	500
Printing and Publication Expenses	3,015
Rent/Lease Expenses	951
Other Maintenance and Operating Expenses	4,480

Total Maintenance and Other Operating Expenses	247,947

Total Current Operating Expenditures	459,718

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	14,662
Furniture, Fixtures and Books Outlay	6,197

Total Capital Outlays	20,859

TOTAL NEW APPROPRIATIONS	480,577

F. Philippine Carabao Center

For general administration and support, and operations, including locally-funded project(s) in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	651,981,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	12,039,000	₱	22,203,000	₱	50,000	₱		₱	34,292,000
Operations		102,643,000		359,116,000				155,930,000		617,689,000

NATIONAL CARABAO DEVELOPMENT PROGRAM		102,643,000		359,116,000				155,930,000		617,689,000

TOTAL NEW APPROPRIATIONS	₱	114,682,000	₱	381,319,000	₱	50,000	₱	155,930,000	₱	651,981,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Carabao Center (PCC) shall submit quarterly reports on its financial and physical accomplishments, withing thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PCC’s website.

The PCC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

APRIL 29, 2019	OFFICIAL GAZETTE	165
DEPARTMENT OF AGRICULTURE

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	11,834,000	₱	22,203,000	₱	50,000	₱		₱	34,087,000
Administration of Personnel Benefits		205,000								205,000

Sub-total, General Administration and Support		12,039,000		22,203,000		50,000				34,292,000

Operations
Carabao-based enterprises enhanced
NATIONAL CARABAO DEVELOPMENT PROGRAM		102,643,000		359,116,000				155,930,000		617,689,000

Formulation and Monitoring of Plans, Programs and projects		5,163,000		15,741,000				22,105,000		43,009,000
Intensification of the National Upgrading Program		56,466,000		174,645,000				4,200,000		235,311,000
Carabao-Based Enterprise Development				85,734,000				127,235,000		212,969,000

Carabao-Based Enterprise Development				17,969,000				10,000,000		27,969,000
Locally-Funded Projects				67,765,000				117,235,000		185,000,000

Establishment of Province Wide Carabao-Based Business Improvement Network				66,300,000				93,700,000		160,000,000
Region I - Ilocos				7,300,000				12,700,000		20,000,000

Province of Pangasinan				3,000,000				7,000,000		10,000,000
Province of Ilocos Sur				4,300,000				5,700,000		10,000,000
Region III - Central Luzon				12,400,000				17,600,000		30,000,000

Province of Bataan				9,100,000				10,900,000		20,000,000

Dinalupihan				4,300,000				5,700,000		10,000,000
Orani				4,800,000				5,200,000		10,000,000
Province of Tarlac				3,300,000				6,700,000		10,000,000
Region IVB - MIMAROPA				4,100,000				5,900,000		10,000,000

Province of Palaman				4,100,000				5,900,000		10,000,000
Region V - Bicol				4,300,000				5,700,000		10,000,000

Province of Albay				4,300,000				5,700,000		10,000,000

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GENERAL APPROPRIATIONS ACT, FY 2019

Region VII - Central Visayas				4,300,000				5,700,000		10,000,000

Province of Negros Oriental				4,300,000				5,700,000		10,000,000
Region IX - Zamboanga Peninsula				8,600,000				11,400,000		20,000,000

Province of Zamboanga del Sur				4,300,000				5,700,000		10,000,000
Province of Zamboanga del Norte				4,300,000				5,700,000		10,000,000
Region X - Northern Mindanao				4,300,000				5,700,000		10,000,000

Province of Misamis Oriental				4,300,000				5,700,000		10,000,000
Region XI - Davao				14,400,000				15,600,000		30,000,000

Province of Davao Oriental				4,800,000				5,200,000		10,000,000
Province of Davao del Sur				4,800,000				5,200,000		10,000,000
Province of Compostela Valley				4,800,000				5,200,000		10,000,000
Region XII - SOCCSKSARGEN				6,600,000				13,400,000		20,000,000

Province of North Cotabato				3,300,000				6,700,000		10,000,000
Province of South Cotabato				3,300,000				6,700,000		10,000,000
Establishment of Carabao Industry Nub in Antique Province				1,465,000				23,535,000		25,000,000
Knowledge Management and Support Services		4,721,000		5,709,000						10,430,000
Research for Development		36,293,000		48,843,000				2,390,000		87,526,000
Animal Genetic Resource Conservation and Utilization				28,444,000						28,444,000

Sub-total, Operations		102,643,000		359,116,000				155,930,000		617,689,000

TOTAL NEW APPROPRIATIONS	₱	114,682,000	₱	381,319,000	₱	50,000	₱	155,930,000	₱	651,981,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	84,676

Total Permanent Positions	84,676

Other Compensation Common to All
Personnel Economic Relief Allowance	4,800
Representation Allowance	1,032

APRIL 29, 2019	OFFICIAL GAZETTE	167
DEPARTMENT OF AGRICULTURE

Transportation Allowance	1,032
Clothing and Uniform Allowance	1,200
Mid-Year Bonus - Civilian	7,057
Year End Bonus	7,057
Cash Gift	1,000
Productivity Enhancement Incentive	1,000
Step Increment	211

Total Other Compensation Common to All	24,389

Other Compensation for Specific Groups
Magna Carta far Science & Technology Personnel	3,772

Total Other Compensation for Specific Groups	3,772

Other Benefits
PAG-IBIG Contributions	240
PhilHealth Contributions	915
Employees Compensation Insurance Premiums	240
Loyalty Award - Civilian	245
Terminal Leave	205

Total Other Benefits	1,845

Total Personnel Services	114,682

Maintenance and Other Operating Expenses
Travelling Expenses	25,967
Training and Scholarship Expenses	44,615
Supplies and Materials Expenses	144,185
Utility Expenses	18,280
Communication Expenses	7,680
Awards/Rewards and Prizes	791
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	15,234
General Services	11,618
Repairs and Maintenance	27,121
Taxes, Insurance Premiums and Other Fees	6,636
Labor and Wages	63,779
Other Maintenance and Operating Expenses
Advertising Expenses	727
Printing and Publication Expenses	2,495
Representation Expenses	2,334
Transportation and Delivery Expenses	2,422
Rent/Lease Expenses	2,460
Membership Dues and Contributions to Organizations	700
Subscription Expenses	2,010
Other Maintenance and Operating Expenses	2,147

Total Maintenance and Other Operating Expenses	381,319

168	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Financial Expenses
Bank Charges	30
Other Financial Charges	20

Total Financial Expenses	50

Total Current Operating Expenditures	496,051

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures Outlay	6,728
Infrastructure Outlay	2,000
Machinery and Equipment Outlay	64,725
Transportation Equipment Outlay	20,605
Other Property Plant and Equipment Outlay	850
Biological Outlay	61,022

Total Capital Outlays	155,930

TOTAL NEW APPROPRIATIONS	651,981

G. PHILIPPINE CENTER FOR POST-HARVEST DEVELOPMENT AND MECHANIZATION

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	310,126,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	23,196,000	₱	41,300,000	₱	20,000	₱	22,246,000	₱	86,762,000
Operations		73,281,000		110,191,000				39,892,000		223,364,000

AGRICULTURAL MECHANIZATION AND POSTHARVEST RESEARCH, DEVELOPMENT AND EXTENSION PROGRAM		73,281,000		110,191,000				39,892,000		223,364,000

TOTAL NEW APPROPRIATIONS	₱	96,477,000	₱	151,491,000	₱	20,000	₱	62,138,000	₱	310,126,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Center for Post-Harvest Development and Mechanization (PHILMECH) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PHILMECH’s website.

The PHILMECH shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

APRIL 29, 2019	OFFICIAL GAZETTE	169
DEPARTMENT OF AGRICULTURE

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	23,196,000	₱	41,300,000	₱	20,000	₱	22,246,000	₱	86,762,000

Sub-total, General Administration and Support		23,196,000		41,300,000		20,000		22,246,000		86,762,000

Operations
Increase resource-use efficiency and productivity, reduce losses and add value to the produce through research, development, and extensions		73,281,000		110,191,000				39,892,000		223,364,000
AGRICULTURAL MECHANIZATION AND POSTHARVEST RESEARCH, DEVELOPMENT AND EXTENSION PROGRAM		73,281,000		110,191,000				39,892,000		223,364,000

Formulation, monitoring and evaluation of policies, plans and programs		8,453,000		863,000						9,316,000
Extension support education and training services		25,145,000		60,074,000				28,532,000		113,751,000
Research and development		39,683,000		49,254,000				11,360,000		100,297,000

Sub-total, Operations		73,281,000		110,191,000				39,892,000		223,364,000

TOTAL NEW APPROPRIATIONS	₱	96,477,000	₱	151,491,000	₱	20,000	₱	62,138,000	₱	310,126,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	60,411

Total Permanent Positions	60,411

170	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Compensation Common to All
Personnel Economic Relief Allowance	2,952
Representation Allowance	1,008
Transportation Allowance	900
Clothing and Uniform Allowance	738
Mid-Year Bonus - Civilian	5,034
Year End Bonus	5,034
Cash Gift	615
Productivity Enhancement Incentive	615
Step Increment	151

Total Other Compensation Common to All	17,047

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	17,732
Other Personnel Benefits	324

Total Other Compensation for Specific Groups	18,056

Other Benefits
PAG-IBIG Contributions	147
PhilHealth Contributions	604
Employees Compensation Insurance Premiums	147
Loyalty Award - Civilian	65

Total Other Benefits	963

Total Personnel Services	96,477

Maintenance and Other Operating Expenses
Travelling Expenses	21,696
Training and Scholarship Expenses	10,656
Supplies and Materials Expenses	26,366
Utility Expenses	7,500
Communication Expenses	3,070
Awards/Rewards and Prizes	550
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	49,714
General Services	7,599
Repairs and Maintenance	8,625
Taxes, Insurance Premiums and Other Fees	2,165
Labor and Wages	5,288
Other Maintenance and Operating Expenses
Advertising Expenses	212
Printing and Publication Expenses	2,701
Representation Expenses	1,202
Transportation and Delivery Expenses	48
Rent/Lease Expenses	3,294
Membership Dues and Contributions to Organizations	120
Subscription Expenses	567

Total Maintenance and Other Operating Expenses	151,491

APRIL 29, 2019	OFFICIAL GAZETTE	171
DEPARTMENT OF AGRICULTURE

Financial Expenses
Bank Charges	20

Total Financial Expenses	20

Total Current Operating Expenditures	247,988

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and other Structures	27,637
Machinery and Equipment Outlay	22,487
Transportation Equipment Outlay	8,000
Furniture, Fixtures and Books Outlay	3,264
Intangible Assets Outlay	750

Total Capital Outlays	62,138

TOTAL NEW APPROPRIATIONS	310,126

H. PHILIPPINE COUNCIL FOR AGRICULTURE AND FISHERIES

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	202,167,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	15,427,000	₱	13,514,000	₱	15,000	₱	8,500,000	₱	37,456,000
Operations		36,513,000		119,801,000				8,397,000		164,711,000

AGRICULTURE AND FISHERY STAKEHOLDERS ENGAGEMENT PROGRAM		36,513,000		119,801,000				8,397,000		164,711,000

TOTAL NEW APPROPRIATIONS	₱	51,940,000	₱	133,315,000	₱	15,000	₱	16,897,000	₱	202,167,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Council for Agriculture and Fisheries (PCAF) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PCAF’s website.

The PCAF shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

172	OFFICIAL GAZETTE	VOL. 115, NO. 17
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New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,392,000	₱	13,514,000	₱	15,000	8,500,000	₱	37,421,000
Administration of Personnel Benefits		35,000							35,000

Sub-total, General Administration and Support		15,427,000		13,514,000		15,000	8,500,000		37,456,000

Operations
Enhanced Agriculture and Fishery Stakeholders Participation in Policy Development		36,513,000		119,801,000			8,397,000		164,711,000

AGRICULTURE AND FISHERY STAKEHOLDERS ENGAGEMENT PROGRAM		36,513,000		119,801,000			8,397,000		164,711,000

Development and coordination of agriculture and fishery policies		14,590,000		45,317,000					59,907,000
Planning, monitoring and knowledge management		11,494,000		36,335,000			8,397,000		56,226,000
Partnership development		10,429,000		38,149,000					48,578,000

Sub-total, Operations		36,513,000		119,801,000			8,397,000		164,711,000

TOTAL NEW APPROPRIATIONS	₱	51,940,000	₱	133,315,000	₱	15,000	16,897,000	₱	202,167,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	39,985

Total Permanent Positions	39,985

Other Compensation Common to All

Personnel Economic Relief Allowance	2,352
Representation Allowance	234

APRIL 29, 2019	OFFICIAL GAZETTE	173
DEPARTMENT OF AGRICULTURE

Transportation Allowance	234
Clothing and Uniform Allowance	588
Mid-Year Bonus - Civilian	3,332
Year End Bonus	3,332
Cash Gift	490
Productivity Enhancement Incentive	490
Step Increment	100

Total Other Compensation Common to All	11,152

Other Benefits

PAG-IBIG Contributions	118
PhilHealth Contributions	472
Employees Compensation Insurance Premiums	118
Loyalty Award - Civilian	60
Terminal Leave	35

Total Other Benefits	803

Total Personnel Services	51,940

Maintenance and Other Operating Expenses
Travelling Expenses	9,150
Training and Scholarship Expenses	8,114
Supplies and Materials Expenses	6,007
Utility Expenses	3,675
Communication Expenses	3,214
Awards/Rewards and Prizes	2,010
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	30,579
General Services	6,533
Repairs and Maintenance	1,111
Taxes, Insurance Premiums and Other Fees	783
Other Maintenance and Operating Expenses
Advertising Expenses	228
Printing and Publication Expenses	2,771
Representation Expenses	20,680
Rent/Lease Expenses	1,720
Subscription Expenses	50
Donations	27,341
Other Maintenance and Operating Expenses	9,231

Total Maintenance and Other Operating Expenses	133,315

Financial Expenses
Bank Charges	15

Total Financial Expenses	15

Total Current Operating Expenditures	185,270

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	8,397

174	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Transportation Equipment Outlay	8,500

Total Capital Outlays	16,897

TOTAL NEW APPROPRIATIONS	202,167

I. PHILIPPINE FIBER INDUSTRY DEVELOPMENT AUTHORITY

For general administration and support, support to operations and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	410,451,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	51,817,000	₱	30,643,000	₱	50,000	₱		₱	82,510,000
Support to Operations		11,273,000		5,450,000						16,723,000
Operations		120,650,000		166,480,000				24,088,000		311,218,000

FIBER DEVELOPMENT PROGRAM		75,720,000		155,878,000				24,088,000		255,686,000
FIBER INDUSTRY REGULATORY PROGRAM		44,930,000		10,602,000						55,532,000

TOTAL NEW APPROPRIATIONS	₱	183,740,000	₱	202,573,000	₱	50,000	₱	24,088,000	₱	410,451,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Fiber Industry Development Authority (PHILFIDA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PHILFIDA’s website.

The PHILFIDA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	50,629,000	₱	30,643,000	₱	50,000	₱	₱	81,322,000

APRIL 29, 2019	OFFICIAL GAZETTE	175
DEPARTMENT OF AGRICULTURE

Administration of Personnel Benefits		1,188,000								1,188,000

Sub-total, General Administration and Support		51,817,000		30,643,000		50,000				82,510,000

Support to Operations
Formulation and Monitoring of Policies, Plans and Programs		11,273,000		5,450,000						16,723,000

Sub-total, Support to Operations		11,273,000		5,450,000						16,723,000

Operations
Productivity in the fiber industry increased		120,650,000		166,480,000				24,088,000		311,218,000

FIBER DEVELOPMENT PROGRAM		75,720,000		155,878,000				24,088,000		255,686,000

Production Support Services				114,741,000				4,091,000		118,832,000
Extension Support, Education and Training Services		46,595,000		23,033,000				17,485,000		87,113,000
Research and Development		29,125,000		18,104,000				2,512,000		49,741,000
FIBER INDUSTRY REGULATORY PROGRAM		44,930,000		10,602,000						55,532,000

Quality Control and Inspection		31,442,000		8,389,000						39,831,000
Registration and Licensing		13,488,000		2,213,000						15,701,000

Sub-total, Operations		120,650,000		166,480,000				24,088,000		311,218,000

TOTAL NEW APPROPRIATIONS	₱	183,740,000	₱	202,573,000	₱	50,000	₱	24,088,000	₱	410,451,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	139,036

Total Permanent Positions	139,036

Other Compensation Common to All
Personnel Economic Relief Allowance	8,856
Representation Allowance	1,182

176	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Transportation Allowance	1,182
Clothing and Uniform Allowance	2,214
Mid-Year Bonus - Civilian	11,586
Year End Bonus	11,586
Cash Gift	1,845
Productivity Enhancement Incentive	1,845
Step Increment	348

Total Other Compensation Common to All	40,644

Other Benefits
PAG-IBIG Contributions	442
PhilHealth Contributions	1,668
Employees Compensation Insurance Premiums	442
Loyalty Award - Civilian	320
Terminal Leave	1,188

Total Other Benefits	4,060

Total Personnel Services	183,740

Maintenance and Other Operating Expenses
Travelling Expenses	27,266
Training and Scholarship Expenses	15,312
Supplies and Materials Expenses	80,736
Utility Expenses	8,440
Communication Expenses	8,540
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,054
Professional Services	14,794
General Services	7,115
Repairs and Maintenance	4,208
Taxes, Insurance Premiums and Other Fees	2,385
Labor and Wages	13,839
Other Maintenance and Operating Expenses
Advertising Expenses	30
Printing and Publication Expenses	1,367
Representation Expenses	4,045
Transportation and Delivery Expenses	5,181
Rent/Lease Expenses	4,988
Membership Dues and Contributions to Organizations	154
Subscription Expenses	2,924
Other Maintenance and Operating Expenses	195

Total Maintenance and Other Operating Expenses	202,573

Financial Expenses
Bank Charges	50

Total Financial Expenses	50

Total Current Operating Expenditures	386,363

APRIL 29, 2019	OFFICIAL GAZETTE	177
DEPARTMENT OF AGRICULTURE

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	19,028
Transportation Equipment Outlay	5,060

Total Capital Outlays	24,088

TOTAL NEW APPROPRIATIONS	410,451

178	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

GENERAL SUMMARY

DEPARTMENT OF AGRICULTURE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. Office of the Secretary	₱	3,364,144,000	₱	15,560,328,000	₱	1,670,000	₱	17,804,426,000	₱	36,730,568,000
B. Agricultural Credit Policy Council		48,236,000		54,990,000		11,000		2,439,993,000		2,543,230,000
C. Bureau of Fisheries and Aquatic Resources		686,343,000		4,170,092,000		44,000		901,524,000		5,758,003,000
D. Fertilizer and Pesticide Authority		83,943,000		52,908,000				69,220,000		206,071,000
E. National Meat Inspection Service		211,771,000		247,947,000				20,859,000		480,577,000
F. Philippine Carabao Center		114,682,000		381,319,000		50,000		155,930,000		651,981,000
G. Philippine Center for Post-Harvest Development and Mechanization		96,477,000		151,491,000		20,000		62,138,000		310,126,000
H. Philippine Council for Agriculture and Fisheries		51,940,000		133,315,000		15,000		16,897,000		202,167,000
I. Philippine Fiber Industry Development Authority		183,740,000		202,573,000		50,000		24,088,000		410,451,000

Total New Appropriations, Department of Agriculture	₱	4,841,276,000	₱	20,954,963,000	₱	1,860,000	₱	21,495,075,000	₱	47,293,174,000

APRIL 29, 2019	OFFICIAL GAZETTE	179
DEPARTMENT OF BUDGET AND MANAGEMENT

VI. DEPARTMENT OF BUDGET AND MANAGEMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	3,531,294,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	445,269,000	₱	1,727,925,000	₱	107,000	₱	165,350,000	₱	2,338,651,000
Support to Operations		37,736,000		677,426,000				21,007,000		736,169,000
Operations		369,383,000		86,966,000				125,000		456,474,000

ORGANIZATIONAL AND PRODUCTIVITY ENHANCEMENT PROGRAM		30,830,000		5,254,000						36,084,000
BUDGET OPERATIONS AND PERFORMANCE MANAGEMENT PROGRAM		291,703,000		54,261,000				50,000		346,014,000
LOCAL EXPENDITURE MANAGEMENT POLICY DEVELOPMENT PROGRAM		11,294,000		2,594,000				25,000		13,913,000
RESULTS-BASED PERFORMANCE MANAGEMENT PROGRAM		19,461,000		2,802,000						22,263,000
FISCAL DISCIPLINE AND OPENNESS PROGRAM		16,095,000		22,055,000				50,000		38,200,000

TOTAL NEW APPROPRIATIONS	₱	852,388,000	₱	2,492,317,000	₱	107,000	₱	186,482,000	₱	3,531,294,000

Special Provision(s)

1. Procurement Service Revolving Fund. The amount of One Billion Three Hundred Million Pesos (₱1,300,000,000) shall be used to increase the Procurement Service (PS) revolving fund, created under LOI No. 755, in order to sustain the operations of the PS and improve its ability to service the requirements of government agencies.

2. Reporting and Posting Requirements. The DBM shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the Following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DBM’s website.

The DBM shall send written notice when said reports have been submitted or posted on its website to the House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

180	OFFICIAL GAZETTE	VOL. 115, NO. 17
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New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	409,850,000	₱	1,727,925,000	₱	107,000	₱	165,350,000	₱	2,303,232,000

National Capital Region (NCR)		275,024,000		1,634,688,000		25,000		135,145,000		2,044,882,000

Central Office		270,438,000		1,629,046,000		20,000		134,955,000		2,034,459,000
Regional Office - NCR		4,586,000		5,642,000		5,000		190,000		10,423,000
Region I - Ilocos		9,985,000		7,131,000		5,000		1,414,000		18,535,000

Regional Office - I		9,985,000		7,131,000		5,000		1,414,000		18,535,000
Cordillera Administrative Region (CAR)		11,493,000		3,534,000		5,000		320,000		15,352,000

Regional Office - CAR		11,493,000		3,534,000		5,000		320,000		15,352,000
Region II - Cagayan Valley		9,071,000		4,322,000		5,000				13,398,000

Regional Office - II		9,071,000		4,322,000		5,000				13,398,000
Region III - Central Luzon		10,638,000		6,381,000		5,000		1,300,000		18,324,000

Regional Office - III		10,638,000		6,381,000		5,000		1,300,000		18,324,000
Region IVA - CALABARZON		9,435,000		4,868,000		5,000		2,344,000		16,652,000

Regional Office - IVA		9,435,000		4,868,000		5,000		2,344,000		16,652,000
Region IVB - MIMAROPA		8,961,000		6,920,000		5,000		180,000		16,066,000

Regional Office - IVB		8,961,000		6,920,000		5,000		180,000		16,066,000
Region V - Bicol		9,001,000		8,568,000		6,000		728,000		18,303,000

Regional Office V		9,001,000		8,568,000		6,000		728,000		18,303,000
Region VI - Western Visayas		6,645,000		5,330,000		5,000		731,000		12,711,000

Regional Office VI		6,645,000		5,330,000		5,000		731,000		12,711,000
Region VII - Central Visayas		11,452,000		5,320,000		6,000		3,182,000		19,960,000

Regional Office VII		11,452,000		5,320,000		6,000		3,182,000		19,960,000

APRIL 29, 2019	OFFICIAL GAZETTE	181
DEPARTMENT OF BUDGET AND MANAGEMENT

Region VIII - Eastern Visayas	7,846,000	7,624,000	10,000	7,800,000	23,280,000

Regional Office VIII	7,846,000	7,624,000	10,000	7,800,000	23,280,000
Region IX - Zamboanga Peninsula	7,352,000	5,954,000	5,000	5,350,000	18,661,000

Regional Office IX	7,352,000	5,954,000	5,000	5,350,000	18,661,000
Region X - Northern Mindanao	8,047,000	6,286,000	5,000	100,000	14,438,000

Regional Office X	8,047,000	6,286,000	5,000	100,000	14,438,000
Region XI - Davao	8,663,000	7,384,000	5,000	780,000	16,832,000

Regional Office XI	8,663,000	7,384,000	5,000	780,000	16,832,000
Region XII - SOCCSKSARGEN	7,621,000	6,706,000	5,000		14,332,000

Regional Office - XII	7,621,000	6,706,000	5,000		14,332,000
Region XIII - CARAGA	8,616,000	6,909,000	5,000	5,976,000	21,506,000

Regional Office - XIII	8,616,000	6,909,000	5,000	5,976,000	21,506,000
Administration of Personnel Benefits	35,419,000				35,419,000

National Capital Region (NCR)	28,061,000				28,061,000

Central Office	28,061,000				28,061,000
Region I - Ilocos	2,640,000				2,640,000

Regional Office - I	2,640,000				2,640,000
Cordillera Administrative Region (CAR)	1,983,000				1,983,000

Regional Office - CAR	1,983,000				1,983,000
Region IVB - MIMAROPA	358,000				358,000

Regional Office - IVB	358,000				358,000
Region VII - Central Visayas	273,000				273,000

Regional Office - VII	273,000				273,000
Region VIII - Eastern Visayas	96,000				96,000

Regional Office - VIII	96,000				96,000
Region IX - Zamboanga Peninsula	1,506,000				1,506,000

Regional Office - IX	1,506,000				1,506,000
Region X - Northern Mindanao	502,000				502,000

Regional Office - X	502,000				502,000

Sub-total, General Administration and Support	445,269,000	1,727,925,000	107,000	165,350,000	2,338,651,000

182	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Support to Operations
Legal services	14,231,000	3,456,000		17,687,000

National Capital Region (NCR)	14,231,000	3,456,000		17,687,000

Central Office	14,231,000	3,456,000		17,687,000
Information and communications technology systems services	12,420,000	252,631,000	19,650,000	284,701,000

National Capital Region (NCR)	12,420,000	252,631,000	19,650,000	284,701,000

Central Office	12,420,000	252,631,000	19,650,000	284,701,000
Budget information and Training Services	11,085,000	4,378,000	219,000	15,682,000

National Capital Region (NCR)	11,085,000	4,378,000	219,000	15,682,000

Central Office	11,085,000	4,378,000	219,000	15,682,000
Project(s)
Locally-Funded Project(s)		416,961,000	1,138,000	418,099,000

Budget Improvement Project		29,923,000		29,923,000

National Capital Region (NCR)		29,923,000		29,923,000

Central Office		29,923,000		29,923,000
Public Financial Management Program		387,038,000	1,138,000	388,176,000

National Capital Region (NCR)		387,038,000	1,138,000	388,176,000

Central Office		387,038,000	1,138,000	388,176,000

Sub-total, Support to Operations	37,736,000	677,426,000	21,007,000	736,169,000

Operations
Allocative efficiency and operational effectiveness enhanced	353,288,000	64,911,000	75,000	418,274,000

ORGANIZATIONAL AND PRODUCTIVITY ENHANCEMENT PROGRAM	30,830,000	5,254,000		36,084,000

Policy formulation, standards-setting and evaluation of management systems improvement and productivity enhancement initiatives	13,943,000	2,760,000		16,703,000

National Capital Region (NCR)	13,943,000	2,760,000		16,703,000

Central Office	13,943,000	2,760,000		16,703,000
Policy formulation, standards-setting, evaluation of organization and staffing modification, compensation, position

APRIL 29, 2019	OFFICIAL GAZETTE	183
DEPARTMENT OF BUDGET AND MANAGEMENT

classification and administration of the unified compensation and position classification system	16,887,000	2,494,000		19,381,000

National Capital Region (NCR)	16,887,000	2,494,000		19,381,000

Central Office	16,887,000	2,494,000		19,381,000
BUDGET OPERATIONS AND PERFORMANCE MANAGEMENT PROGRAM	291,703,000	54,261,000	50,000	346,014,000

Preparation, administration and review of the budget of National Government Agencies, GOCCs, SUCs and LGUs	267,950,000	50,476,000	50,000	318,476,000

National Capital Region (NCR)	122,758,000	17,337,000	50,000	140,145,000

Central Office	112,856,000	15,536,000	50,000	128,442,000
Regional Office - NCR	9,902,000	1,801,000		11,703,000
Region I - Ilocos	10,835,000	3,118,000		13,953,000

Regional Office - I	10,835,000	3,118,000		13,953,000
Cordillera Administrative Region (CAR)	9,024,000	1,904,000		10,928,000

Regional Office - CAR	9,024,000	1,904,000		10,928,000
Region II - Cagayan Valley	11,122,000	1,235,000		12,357,000

Regional Office - II	11,122,000	1,235,000		12,357,000
Region III - Central Luzon	10,819,000	1,471,000		12,290,000

Regional Office - III	10,819,000	1,471,000		12,290,000
Region IVA - CALABARZON	9,392,000	1,534,000		10,926,000

Regional Office - IVA	9,392,000	1,534,000		10,926,000
Region IVB - MIMAROPA	8,871,000	2,054,000		10,925,000

Regional Office - IVB	8,871,000	2,054,000		10,925,000
Region V - Bicol	7,531,000	2,844,000		10,375,000

Regional Office V	7,531,000	2,844,000		10,375,000
Region VI - Western Visayas	12,807,000	3,008,000		15,815,000

Regional Office VI	12,807,000	3,008,000		15,815,000
Region VII - Central Visayas	9,533,000	1,093,000		10,626,000

Regional Office VII	9,533,000	1,093,000		10,626,000
Region VIII - Eastern Visayas	11,850,000	2,388,000		14,238,000

Regional Office VIII	11,850,000	2,388,000		14,238,000

184	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IX - Zamboanga Peninsula	6,053,000	1,824,000		7,877,000

Regional Office IX	6,053,000	1,824,000		7,877,000
Region X - Northern Mindanao	9,032,000	2,614,000		11,646,000

Regional Office X	9,032,000	2,614,000		11,646,000
Region XI - Davao	9,036,000	3,632,000		12,668,000

Regional Office XI	9,036,000	3,632,000		12,668,000
Region XII - SOCCSKSARGEN	9,363,000	1,561,000		10,924,000

Regional Office - XII	9,363,000	1,561,000		10,924,000
Region XIII - CARAGA	9,924,000	2,859,000		12,783,000

Regional Office - XIII	9,924,000	2,859,000		12,783,000
Policy formulation and standard-setting on budget preparation, execution, and accountability of the MGAs, GOCCs, SUCs and LGUs	23,753,000	3,785,000		27,538,000

National Capital Region (NCR)	23,753,000	3,785,000		27,538,000

Central Office	23,753,000	3,785,000		27,538,000
LOCAL EXPENDITURE MANAGEMENT POLICY DEVELOPMENT PROGRAM	11,294,000	2,594,000	25,000	13,913,000

Promulgate Public Expenditure Management (PEM) policies and practices in LGUs	11,294,000	2,594,000	25,000	13,913,000

National Capital Region (NCR)	11,294,000	2,594,000	25,000	13,913,000

Central Office	11,294,000	2,594,000	25,000	13,913,000
RESULTS-BASED PERFORMANCE MANAGEMENT PROGRAM	19,461,000	2,802,000		22,263,000

Policy formulation, standards-setting and management of the results-based performance monitoring, evaluation and reporting system	19,461,000	2,802,000		22,263,000

National Capital Region (NCR)	19,461,000	2,802,000		22,263,000

Central Office	19,461,000	2,802,000		22,263,000
Budget improved through sustainable fiscal discipline and fiscal openness	16,095,000	22,055,000	50,000	38,200,000

FISCAL DISCIPLINE AND OPENNESS PROGRAM	16,095,000	22,055,000	50,000	38,200,000

APRIL 29, 2019	OFFICIAL GAZETTE	185
DEPARTMENT OF BUDGET AND MANAGEMENT

Formulation and preparation of fiscal, expenditure, and reform frameworks to link the budget with the national development goals		15,412,000		9,749,000				50,000		25,211,000

National Capital Region (NCR)		15,412,000		9,749,000				50,000		25,211,000

Central Office		15,412,000		9,749,000				50,000		25,211,000
Develop and promote fiscal transparency and participation standards and strategies		683,000		12,306,000						12,989,000

National Capital Region (NCR)		683,000		12,306,000						12,989,000

Central Office		683,000		12,306,000						12,989,000

Sub-total, Operations		369,383,000		86,966,000				125,000		456,474,000

TOTAL NEW APPROPRIATIONS	₱	852,388,000	₱	2,492,317,000	₱	107,000	₱	186,482,000	₱	3,531,294,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	501,890

Total Permanent Positions	501,890

Other Compensation Common to All
Personnel Economic Relief Allowance	19.848
Representation Allowance	13,092
Transportation Allowance	13,092
Clothing and Uniform Allowance	4,962
Honoraria	4,922
Mid-Year Bonus - Civilian	41,827
Year End Bonus	41,827
Cash Gift	4,135
Productivity Enhancement Incentive	4,135
Step Increment	1,256

Total Other Compensation Common to All	149,096

Other Compensation for Specific Groups
Other Personnel Services	37,393

Total Other Compensation for Specific Groups	37,393

186	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Benefits
PAG-IBIG Contributions	990
PhilHealth Contributions	4,419
Employees Compensation Insurance Premiums	990
Retirement Gratuity	11,906
Terminal Leave	23,513

Total Other Benefits	41,818

Non-Permanent Positions	122,191

Total Personnel Services	852,388

Maintenance and Other Operating Expenses
Travelling Expenses	45,574
Training and Scholarship Expenses	80,503
Supplies and Materials Expenses	104,408
Utility Expenses	39,441
Communication Expenses	23,188
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	6,136
Professional Services	509,619
General Services	62,260
Repairs and Maintenance	32,545
Financial Assistance/Subsidy	1,300,000
Taxes, Insurance Premiums and Other Fees	10,657
Other Maintenance and Operating Expenses
Advertising Expenses	3,880
Printing and Publication Expenses	35,825
Representation Expenses	23,479
Transportation and Delivery Expenses	127
Rent/Lease Expenses	13,768
Membership Dues and Contributions to Organizations	5,020
Subscription Expenses	183,498
Other Maintenance and Operating Expenses	12,389

Total Maintenance and Other Operating Expenses	2,492,317

Financial Expenses
Bank Charges	107

Total Financial Expenses	107

Total Current Operating Expenditures	3,344,812

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	673
Buildings and Other Structures	100,150
Machinery and Equipment Outlay	61,645
Transportation Equipment Outlay	8,400
Furniture, Fixtures and Books Outlay	9,770
Other Property Plant and Equipment Outlay	5,844

Total Capital Outlays	186,482

TOTAL NEW APPROPRIATIONS	3,531,294

APRIL 29, 2019	OFFICIAL GAZETTE	187
DEPARTMENT OF BUDGET AND MANAGEMENT

B. GOVERNMENT PROCUREMENT POLICY BOARD-TECHNICAL SUPPORT OFFICE

For general administration and support, support to operations, and operations, as indicated hereunder	₱	46,333,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	12,083,000	₱	7,821,000	₱	35,000	₱	19,939,000
Support to Operations		2,863,000		1,454,000				4,317,000
Operations		15,106,000		6,971,000				22,077,000

PROCUREMENT POLICY ADVISORY AND TECHNICAL SUPPORT PROGRAM		15,106,000		6,971,000				22,077,000

TOTAL NEW APPROPRIATIONS	₱	30,052,000	₱	16,246,000	₱	35,000	₱	46,333,000

Special Provision(s)

1. Reporting and Posting Requirements. The Government Procurement Policy Board - Technical Support Office (GPPB-TSO) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) GPPB-TSO’s website.

The GPPB-TSO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	12,083,000	₱	7,821,000	₱	35,000	₱	19,939,000

Sub-total, General Administration and Support		12,083,000		7,821,000		35,000		19,939,000

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Support to Operations
Information and communications technology systems services		2,863,000		1,454,000				4,317,000

Sub-total, Support to Operations		2,863,000		1,454,000				4,317,000

Operations
Efficient Government Operations		15,106,000		6,971,000				22,077,000

PROCUREMENT POLICY ADVISORY AND TECHNICAL SUPPORT PROGRAM		15,106,000		6,971,000				22,077,000

Technical and administrative support to the Government Procurement Policy Board thru Legal Research, Capacity Development and Performance Monitoring Services		15,106,000		6,971,000				22,077,000

Sub-total, Operations		15,106,000		6,971,000				22,077,000

TOTAL NEW APPROPRIATIONS	₱	30,052,000	₱	16,246,000	₱	35,000	₱	46,333,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	22,558

Total Permanent Positions	22,558

Other Compensation Common to All
Personnel Economic Relief Allowance	816
Representation Allowance	420
Transportation Allowance	420
Clothing and Uniform Allowance	204
Mid-Year Bonus - Civilian	1,880
Year End Bonus	1,880
Cash Gift	170
Productivity Enhancement Incentive	170
Step Increment	57

Total Other Compensation Common to All	6,017

APRIL 29, 2019	OFFICIAL GAZETTE	189
DEPARTMENT OF BUDGET AND MANAGEMENT

Other Benefits
PAG-IBIG Contributions	41
PhilHealth Contributions	201
Employees Compensation Insurance Premiums	41

Total Other Benefits	283

Non-Permanent Positions	1,194

Total Personnel Services	30,052

Maintenance and Other Operating Expenses
Travelling Expenses	1,822
Training and Scholarship Expenses	6,493
Supplies and Materials Expenses	1,724
Utility Expenses	635
Communication Expenses Confidential, Intelligence and Extraordinary Expenses	970
Extraordinary and Miscellaneous Expenses	180
Professional Services	285
General Services	90
Repairs and Maintenance	485
Taxes, Insurance Premiums and Other Fees Other Maintenance and Operating Expenses	456
Advertising Expenses	500
Printing and Publication Expenses	4
Representation Expenses	1,058
Rent/Lease Expenses	780
Subscription Expenses	464
Other Maintenance and Operating Expenses	300

Total Maintenance and Other Operating Expenses	16,246

Total Current Operating Expenditures	46,298

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	35

Total Capital Outlays	35

TOTAL NEW APPROPRIATIONS	46,333

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GENERAL SUMMARY

DEPARTMENT OF BUDGET AND MANAGEMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	852,388,000	₱	2,492,317,000	₱	107,000	₱	186,482,000	₱	3,531,294,000
B. GOVERNMENT PROCUREMENT POLICY BOARD-TECHNICAL SUPPORT OFFICE		30,052,000		16,246,000				35,000		46,333,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF BUDGET AND MANAGEMENT	₱	882,440,000	₱	2,508,563,000	₱	107,000	₱	186,517,000	₱	3,577,627,000

APRIL 29, 2019	OFFICIAL GAZETTE	191
DEPARTMENT OF EDUCATION

VII. DEPARTMENT OF EDUCATION

A. Office of the Secretary

For general administration and support, support to operations, and operations, as indicated hereunder	P500,272,113,000

New Appropriations, by Program

	Current Operation Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	9,007,637,000	₱	3,537,382,000	₱	1,388,676,000	₱	13,933,695,000
Support to Operations		2,047,599,000		1,541,728,000		23,200,000		3,612,527,000
Operations		363,381,775,000		76,787,593,000		42,556,523,000		482,725,891,000

EDUCATION POLICY DEVELOPMENT PROGRAM		7,176,506,000		750,701,000				7,927,207,000
BASIC EDUCATION INPUTS PROGRAM		32,149,878,000		4,228,204,000		41,348,773,000		77,726,855,000
INCLUSIVE EDUCATION PROGRAM				1,223,813,000				1,223,813,000
SUPPORT TO SCHOOLS AND LEARNERS PROGRAM		324,034,993,000		68,634,512,000		1,203,750,000		393,873,255,000
EDUCATION HUMAN RESOURCE DEVELOPMENT PROGRAM		20,398,000		1,950,363,000		4,000,000		1,974,761,000

TOTAL NEW APPROPRIATIONS	₱	374,437,011,000	₱	81,866,703,000	₱	43,968,399,000	₱	500,272,113,000

Special Provision(s)

1. Revolving Fund of National Elementary and Secondary Schools for Instructional Programs. The revolving fund constituted from the income earned by national elementary and secondary schools from fees, charges, and assessments collected in the exercise of their functions shall be used to augment the schools’ instructional programs and MODE subject to the guidelines to be formulated by DepEd. All income earned and corresponding disbursements shall be properly accounted for and recorded in the books of accounts of the school or division office, as the case may be. Disbursements therefrom shall be made in accordance with existing budgeting, accounting, auditing, and procurement rules and regulations.

Disbursements or expenditures by the schools in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2. Revolving Fund of National Elementary and Secondary Schools for Manufacturing and Production Programs. The revolving fund constituted from the income earned by national elementary and secondary schools from manufacturing and production programs, including auxiliary services pursuant to LOI No. 1026 dated May 23, 1980 shall be used to: (i) cover expenses directly incurred in said programs; (ii) augment scholarship to students who are directly involved in said programs; and (iii) cover student loans essential to support school-student projects or enterprises. All income earned and corresponding disbursements shall be properly accounted for and recorded in the books of accounts of the school or division office, as the case may be. Disbursements therefrom shall be made in accordance with the guidelines issued by DepEd and existing budgeting, accounting, auditing, and procurement rules and regulations.

Disbursements or expenditures by the schools in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

3. Revolving Fund of DepEd Training Centers. The revolving fund constituted from the income earned by the DepEd-managed or owned training centers from rentals in the use of their buildings and facilities including board and lodging, shall be used for the MODE and Capital Outlay requirements of the training centers. Disbursements shall be made in accordance with the guidelines issued by DepEd and budgeting, accounting and auditing rules and regulations.

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Disbursements or expenditures by the said training centers in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal Iaws.

4. Quick Response Fund. The amount appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for the replacement, reconstruction, rehabilitation or repair of school buildings and facilities in order that the situation and living conditions of people in communities or areas affected by natural or human-induced calamities, epidemics, crises, and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and information initiatives, or any other purpose not authorized in this Act.

5. Green Basic Education Facilities. The amount of Thirty Billion Nine Hundred Seventy Three Million Sixteen Thousand Pesos (₱30,973,016,000) appropriated herein under the Basic Education Facilities shall be allocated, as follows:

(a) Fourteen Billion Three Hundred Sixty Three Million Three Hundred Eleven Thousand Pesos (₱14,363,311,000) for the construction, replacement, and completion of kindergarten, elementary and secondary school buildings and technical vocational laboratories, and the construction of water and sanitation facilities to include the provision of water supply system by tapping any source to all available distribution points of the school or suitable water storage, motor pumps, deep wells, ram pumps, overhead water tanks, cistern tanks, and other water related sources, access, supplies, distribution and equipment, the provision of canals and drainage system, the provision of electrical supply system, which may include upgrading of the existing connections and installation of transformers appropriate to the needs of the schools, and the construction of materials recovery facilities (MRF). One percent (1%) of said amount shall be used as buffer fund to cover unforeseen changes in the detailed engineering designs during project implementation such as additional costs for hauling, site adaptation, demolition cost and changes in the foundation designs. The buffer fund shall be used by the DPMH, upon approval of the DepEd on the proposed changes, as evaluated by the DPMH Bureau of Designs and Bureau of Construction.

Said amount shall be released directly to the DPMH, which shall implement the same based on the list, location, and the standards and specifications of school buildings, technical vocational laboratories and water and sanitation facilities identified or prescribed by the DepEd. Whenever applicable and cost effective, the DPMH shall endeavor to use indigenous and sustainable materials in the construction of its basic education facilities.

In the event that the DPMH cannot implement the Basic Education Facilities project at the local level due to remote location of the school, difficulty of terrain, security issues, or other valid reasons, it shall inform DepEd in writing and within reasonable time. The DPMH and DepEd may then enter into a Memorandum of Agreement with the concerned local government unit, the Armed Forces of the Philippines (AFP), or such other appropriate government agency, for the implementation of the project;

(b) Six Billion Five Hundred One Million Five Hundred Sixty Eight Thousand Pesos (₱6,501,568,000) for the rehabilitation, renovation, repair and improvement of kindergarten, elementary and secondary school buildings, and repair of water and sanitation facilities. The DepEd shall implement a ‘Repair All’ policy to cover all repair needs of the schools. For this purpose, the DepEd shall be authorized to repair multi-purpose buildings, gymnasiums, stages, courts, fences, walkways, and other non-classroom facilities damaged by calamities and having immediate repair needs;

(c) Seventy Two Million One Hundred Seventy Seven Thousand Pesos (₱72,177,000) for Engineering and Administrative Overhead (EAO) expenses which shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job-orders or contracts of service or such other engagement of personnel without any employer-employee relationship; (ii) pre-construction activities after detailed engineering; (iii) construction project management; (iv) testing and quality control; (v) acquisition, rehabilitation and repair of related equipment and parts; and (vi) contingencies in relation to pre-construction activities such as the construction of temporary learning spaces (TLS) or DepEd temporary classrooms (DTC) in the event that specific existing old, unsafe, condemned, makeshift or non-standard buildings need to be immediately demolished to give way to the new construction. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost. Of said amount, Thirty Six Million Eighty Nine Thousand Pesos (₱36,089,000) shall be released directly to the DPMN for the same purpose;

(d) Three Billion Five Hundred Million Pesos (₱3,500,000,000) for the conduct of site validation, preliminary and detailed engineering activities such as subsoil exploration, perimeter survey and geotechnical evaluation including expenses for site validation activities and the hiring of engineers. Of said amount, One Billion Five Hundred Million Pesos (₱1,500,000,000) shall be released directly to the DPMH for subsoil exploration, perimeter survey and geotechnical evaluation, while Two Billion Pesos (₱2,000,000,000) shall be divided equally between and released directly to DPMH and DepEd to cover expenses for site validation activities, hiring of engineers, acquisition, rehabilitation and repair of vehicles and related equipment and parts, and other preliminary detailed engineering (PDE) activities;

(e) Two Billion One Hundred Thirty Seven Million Nine Hundred Sixty Eight Thousand Pesos (₱2,137,968,000) for the acquisition of school desks, furniture and fixtures to ensure that all newly constructed and existing kindergarten, elementary and secondary school buildings are provided with the corresponding number of school desks, furniture and fixtures.

In the procurement thereof, the DepEd shall: (i) give preference to arts and trade schools and other similar technical or vocational schools with technical capabilities to manufacture and fabricate school desks, furniture and fixtures; and (ii) ensure that ten percent (10%) of this amount is allocated for cooperatives of persons with disabilities while fifteen percent (15%) for other types of cooperatives subject to the provisions of R.A. No. 9184, its IRR and GPPB guidelines;

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(f) One Billion Six Hundred Twenty Eight Million Seventy One Thousand Pesos (₱1,628,071,000) for the amortization or lease payment of public-private partnership school buildings. In no case shall this amount be used for the payment of the private partner’s financial obligations which the government has guaranteed;

(g) Forty Three Million Eight Hundred Forty Five Thousand Pesos (₱43,845,000) for the annual payment of school buildings constructed by the National Housing Authority in accordance with duly executed agreements with DepEd; and

(h) Two Billion Seven Hundred Twenty Six Million Seventy Six Thousand Pesos (₱2,726,076,000) for the electrification of unenergized schools and Modernization of electrical systems of on-grid schools. This shall include the upgrading of existing electrical power systems of existing buildings, purchase and installation of appropriate transformers, and/or purchase and installation of solar power system, as may be necessary and appropriate in the use of renewable energy.

The DepEd shall prioritize the use of solar energy sources in providing electricity to off-grid and on-grid public schools.

Implementation of this program shall be in consultation with the Department of Energy or DPMH.

The DepEd and the DPMH shall take into account climate risk information and green building standards to be issued by the Climate Change Commission in coordination with relevant government agencies and other stakeholders, and incorporate rainwater catchment and harvesters with filtration, solar electrification, vegetable food gardens and edible landscapes, as appropriate, in the design, construction, completion, and repair of the aforementioned basic education facilities.

6. Acquisition of School Sites. The amount of One Hundred Fifty Million Pesos (₱150,000,000) appropriated herein under Improvement and Acquisition of School Sites shall be used for the acquisition of school sites to address school congestion and safety issues, taking into consideration sites donated by LGUs and other stakeholders, and for the payment of compensation for existing school sites pursuant to final and executory decisions of the courts.

7. Special Hardship Allowance. The amount appropriated herein for Special Hardship Allowance shall be used exclusively for teachers assigned in hardship posts, teachers assigned to handle multi-grade classes, mobile teachers and Alternative Learning System (ALS) coordinators based on the guidelines issued by DepEd. The aggregate amount of Special Hardship Allowance to be given to teachers at any given time shall not exceed twenty-five percent (25%) of their total basic salary for the year.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, April 15, 2019, Volume I-B, page 960, R. A. No. 11260)

8. Cash Allowance to Teachers. The amount appropriated herein far Cash Allowance to teachers shall be used for the payment of Three Thousand Five Hundred Pesos (₱3.500) per classroom teacher for every school year for the purchase of chalks, erasers, forms, portfolio preparation and other classroom supplies and materials.

9. Payment of Compensation for Teaching Overload. The amount appropriated herein for honoraria shall be used exclusively to compensate teaching personnel whose teaching load exceeds six (6) hours per day of actual classroom teaching.

The compensation for teaching overload shall be computed at the same hourly rate of the basic monthly salary of a teacher, plus a premium of twenty five percent (25%) of the hourly rate.

10. Medical Examination for Public School Teachers. The amount appropriated herein for the Medical Examination for Public School Teachers shall be used for the payment of Five Hundred Pesos (₱500) per teacher for an annual medical examination.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, April 15, 2019, Volume I-B, page 959, R. A. No. 11260)

11. Transportation and Teaching Aid Allowance for ALS Mobile Teachers. District ALS Coordinators (DALSCS) and Literacy Volunteers. The amount appropriated herein under Flexible Learning Options shall include the payment of Three Thousand Two Hundred Pesos (₱3.200) for monthly transportation allowance and Five Thousand Pesos (₱5,000) per year for teaching aid allowance for the purchase of supplies and materials to ALS Mobile Teachers. DALSCS and Literacy Volunteers subject to the guidelines to be formulated by the DepEd.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, April 15, 2019, Volume I-B, page 959 ,R. A. No. 11260)

12. World Teachers’ Day Incentive Benefit. The amount appropriated herein under World Teachers’ Day Incentive Benefit shall be granted during the Annual World Teachers’ Day celebration in the amount of One Thousand Pesos (₱I,000) per teacher, subject to the guidelines to be issued by the DepEd.

13. Creation of Teaching Positions, Recruitment and Appointment of Teachers. The DepEd shall ensure the timely creation and allocation of additional teaching positions and appointment of teachers for elementary and secondary schools. For this purpose, the DepEd shall comply with the following:

(a) The standards and requirements for teaching positions under the Enhanced Basic Education Information System (EBEIS) as of SY 2018-2019. The DepEd shall annually update the EDEIS to ensure reliability and accuracy of data;

(b) Submission to the DIM of a request supported by the deployment report prior to the start of the school year to ensure timely issuance of the Notice of Organization, Staffing and Compensation Action (NOSCA);

(c) Selection of teachers based on the Registry of Qualified Applicants and their subsequent appointment upon issuance of the NOSCA with priority given to those positions previously created bat remained unfilled;

(d) Assignment of teachers by schools division, which shall be identified as their station. Teachers may be transferred within their station to address the imbalances resulting from excess or shortage of teachers by reason of increase or decrease In enrollment; and

(e) The creation of items and appointment of teachers for all senior high school (SNS) shall be determined by DepEd, which shall include, but not limited to. hiring of SHS teachers on permanent, provisional or contractual status. Implementation of this provision shall be subject to the guidelines to be issued by the Department, consistent with the applicable Civil Service Commission (CSC) rules and regulations.

The Schools Division Superintendent, whose authority as head of office, and as appointing officer in the schools division office, was devolved from the general authority of the Secretary of Education; along with the personnel in-charge of human resource actions, shall be responsible for ensuring that all newly created and vacant teaching positions and the names of newly appointed teachers within the current year, categorized by schools division, are published and posted in accordance with the appropriate CSC rules and regulations.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, April 15, 2019, Volume I-B, page 960, R.A. No. 11260)

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14. Employment of Qualified Local Government Unit-Funded and Volunteer Teachers and Qualified Displaced Higher Education Institutions (HEIs) and Technical Vocational Institutions (TVIs) Faculty. In the hiring of new teachers, whether to fill vacant or newly created positions in kindergarten to junior high school, priority shall be given to qualified LGU-funded and/or volunteer teachers, whether employed by DepEd or the local government units, with due consideration to the number of years of actual teaching experience. In the same manner, priority shall be given to qualified displaced HEIs and TVIs faculty in the senior high school position per Section 12 of R.A. No. 10533 or the Enhanced Basic Education Act of 2013.

15. Provision of Learning Resources. The amount appropriated herein for learning resources such as textbooks and other instructional materials, learning tools and equipment, and information and communication technology packages shall be released to the DepEd Central Office. The purchase of textbooks and other instructional materials shall be prescribed by the DepEd pursuant to R.A. No. 8047 or “The Book Publishing Industry Development Act.”

However, in case of two (2) failures in the bidding of manuscript (textbooks and teachers’ manuals) and failure in the alternative mode of procurement, DepEd way develop its learning materials for public schools and learning centers, subject to the provisions of R.A. No. 9184 and its revised Implementing Rules and Regulations.

16. Provision of Instructional Materials for Children with Disability. The amount of Fifty Million Pesos (₱50,000,000) under the Textbooks and Other Instructional Materials shall be used for learners with disabilities enrolled in the formal school system and Alternative Learning System. This shall include multiple platforms using electronic and online modes of delivery; legal mandates of R.A. No. 10533, R.A. No. 10410 and the Mother Tongue-Based of Multilingual Education (MTB-MLE Policy) for filipino sign language; and the needs of planned learning resource centers, as well as individual learner material needs. For the first implementation, sixty percent (60%) of this amount shall be allocated for inclusive education of formal schools while forty percent (40%) of this amount shall be allocated to schools under the Alternative Learning System program.

17. The K-12 Curriculum. The DepEd shall include in its K-12 curriculum modules on Epikong Bayan, indigenous knowledge systems pertaining to agriculture, environment and cultural heritage, both tangible and intangible. The DepEd shall also ensure that laws on the protection of the environment, climate change adaptation and mitigation, and disaster risk reduction and management are integrated in the regular subjects in both public and private schools.

18. Priority Procurement of Textbooks and Other Instructional Materials for Special Education (SPED) Program. The Department of Education shall prioritize and ensure the speedy procurement and distribution/delivery of textbooks and other instructional materials for all learners under the Special Education (SPED) program.

19. Government Assistance and Subsidies. The amount of Thirty Two Billion One Hundred Twenty One Million Two Hundred Fourteen Thousand Pesos (₱32,121,214,000) appropriated herein for Government Assistance and Subsidies shall be allocated as follows:

(a) Ten Billion Six Hundred Seventy Three Million Five Hundred Eighty Three Thousand Pesos (₱10,673,583,000) for the implementation of Education Service Contracting (ESC) Program in private junior high schools. In the selection of grantees, priority shall be given to graduates of public elementary schools. The ESC Program shall adopt a performance-based accreditation or certification for participating private junior high schools;

(b) Eighteen Billion Seven Hundred Fifty Five Million Forty Eight Thousand Pesos (₱18,755,048,000) for the implementation of the Senior High School (SHS) Voucher Program to enable qualified students, as determined by DepEd, to enroll in private secondary schools, private higher education institutions, and private technical vocational institutions, which have been granted DepEd permit or recognition to offer the SHS program;

(c) One Billion Five Hundred Thirty Two Million Six Hundred Twenty Three Thousand Pesos (₱1,532,623,000) for the implementation of the SHS Voucher Program to enable qualified students, as determined by DepEd, to enroll in non-DepEd public schools, such as state and local universities and colleges and public technical vocational institutions which have been granted DepEd permit or recognition to offer the SHS program; and

(d) One Billion One Hundred Fifty Nine Million Nine Hundred Sixty Thousand Pesos (₱1,159,960,000) for the implementation of a Joint Delivery Voucher Program to enable select public SHS students taking the Technical Vocational and Livelihood (TVL) track to take their TVL subjects in private or non-DepEd schools and institutions, subject to the guidelines issued by DepEd.

The implementation of the ESC and SHS voucher programs, as well as other programs of Government Assistance and Subsidies shall be subject to the issuance of policies and guidelines by the DepEd and shall be jointly managed by DepEd and the Private Education Assistance Committee (PEAC). Implementation of the above-mentioned programs with government agencies and other institutions such as Technical Education and Skills Development Authority (TESDA) may also be allowed. The Joint Delivery Voucher Program is solely managed by DepEd.

The Secretary of Education and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that a list of the schools and institutions participating in the ESC, SHS Voucher, and Joint Delivery Programs is posted on the DepEd and PEAC websites.

20. School-Based Feeding Program. In the implementation of the School-Based Feeding Program (SBFP), ingredients for the provision of food commodities shall be sourced locally. Public schools, whenever applicable, shall endeavor to procure these ingredients from any of the following local sources:

(a) The school’s vegetable garden established under the Gulayan sa Paaralan Program;

(b) Home and communal gardens established by the families of SBFP beneficiaries; and

(c) Local farmers especially those identified by the DSWD to be living in poverty under the National Household Targeting System for Poverty Reduction (NHTS-PR).

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21. Materials Recovery Facility. The DepEd shall require public schools to establish an MRF in a suitable open space within the school premises to promote environmental awareness and action. The design of the MRF shall be pursuant to the guidelines under R.A. No. 9003, otherwise known as “The Ecological Solid Waste Management Act of 2000.”

22. Allocation for the Autonomous Region in Muslim Mindanao. The DepEd shall ensure that the allocation for ARMM shall be released directly to ARMM-DepEd, through the Office of the Regional Governor based on the submission by the DepEd of the allocation for ARMM per province, copy furnished said provinces.

The Secretary of Education and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the amounts allocated for ARMM per province are posted on the DepEd website.

The ARMM shall likewise submit to the DBM and DepEd, either in printed form or by way of electronic document, quarterly reports on the utilization of funds, per province, in the ARMM. The Regional Governor of ARMM and Regional Government’s web administrator or his/her equivalent shall be responsible for ensuring that said quarterly reports are likewise posted on the ARMM website.

23. Conservation and Restoration of Gabaldon School Buildings and other Heritage School Buildings. The existing Gabaldon school buildings and other heritage school buildings shall not be demolished. The DepEd shall endevor to preserve and restore said buildings as part of the preservation of the country’s cultural heritage.

For this purpose, the DepEd shall coordinate with the National Commission for Culture and the Arts (NCCA), the National Historical Commission of the Philippines (NHCP), and the National Museum (NM) for a review of the list of Gabaldon school buildings to be conserved and restored, and for the formulation of conservation and restoration guidelines. Thereafter, DepEd shall report to Congress its Gabaldon heritage schools restoration and conservation program which will include the final list of buildings to be restored and conserved, the strategic program to be implemented for all Gabaldon and heritage school buildings, and other related matters.

24. Cultural Mapping. The Human Resource Development for Personnel in Schools and Learning Centers shall include allocations to cover expenses relative to the training of DepEd teaching personnel on the conduct of cultural mapping in identified areas in Regions VI and VII as pilot areas. The said amount shall be downloaded to the schools divisions concerned subject to the implementing guidelines to be issued by the DepEd and to the pertinent government procurement, accounting and auditing rules and regulations.

25. Pool of Registered Guidance Counselors. The DepEd shall provide, implement and monitor a mental health policy for students, in accordance with R.A. No. 11036, otherwise known as the Mental Health Act. A pool of registered guidance counselors shall be established and facilitated to gather and train guidance-designates and peer facilitators within a specific administrative division of Deped.

26. Reporting and Posting Requirements. The Deped shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DepEd’s website.

The DepEd shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

27. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	9,007,637,000	₱	3,537,382,000	₱	1,388,676,000	₱	13,933,695,000
General Management and Supervision		3,818,165,000		3,537,382,000		1,388,676,000		8,744,223,000
National Capital Region (NCR)		429,315,000		1,072,265,000		1,169,900,000		2,671,480,000
Central Office		178,550,000		841,317,000		1,117,400,000		2,137,267,000
Regional Office - NCR		29,199,000		41,403,000		1,500,000		72,102,000
Division of Caloocan		9,070,000		17,739,000		1,000,000		27,809,000

Division Office - Proper		9,070,000		17,739,000		1,000,000		27,809,000

196	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Las Piñas	9,022,000	8,202,000	1,000,000	18,224,000

Division Office - Proper	9,022,000	8,202,000	1,000,000	18,224,000
Division of Makati	11,771,000	8,510,000	1,000,000	21,281,000

Division Office - Proper	11,771,000	8,510,000	1,000,000	21,281,000
Division of Malabon City	10,607,000	22,124,000	36,000,000	68,731,000

Division Office - Proper	10,607,000	22,124,000	36,000,000	68,731,000
Division of Mandaluyong	11,331,000	11,399,000	1,000,000	23,730,000

Division Office - Proper	11,331,000	11,399,000	1,000,000	23,730,000
Division of Manila	16,706,000	24,733,000	1,000,000	42,439,000

Division Office - Proper	16,706,000	24,733,000	1,000,000	42,439,000
Division of Marikina	11,236,000	7,457,000	1,000,000	19,693,000

Division Office - Proper	11,236,000	7,457,000	1,000,000	19,693,000
Division of Muntinlupa	12,119,000	7,063,000	1,000,000	20,182,000

Division Office - Proper	12,119,000	7,063,000	1,000,000	20,182,000
Division of Parañaque	13,621,000	7,890,000	1,000,000	22,511,000

Division Office - Proper	13,621,000	7,890,000	1,000,000	22,511,000
Division of Navotas City	10,248,000	5,685,000	1,000,000	16,933,000

Division Office - Proper	10,248,000	5,685,000	1,000,000	16,933,000
Division of Pasay City	20,353,000	6,882,000	1,000,000	28,235,000

Division Office - Proper	20,353,000	6,882,000	1,000,000	28,235,000
Division of Pasig City	7,442,000	10,272,000	1,000,000	18,714,000

Division Office - Proper	7,442,000	10,272,000	1,000,000	18,714,000
Division of Quezon City	56,428,000	28,372,000	1,000,000	85,800,000

Division Office - Proper	56,428,000	28,372,000	1,000,000	85,800,000
Division of San Juan City	4,936,000	3,402,000	1,000,000	9,338,000

Division Office - Proper	4,936,000	3,402,000	1,000,000	9,338,000
Division of Taguig and Pateros	6,129,000	10,182,000	1,000,000	17,311,000

Division Office - Proper	6,129,000	10,182,000	1,000,000	17,311,000
Division of Valenzuela	10,547,000	9,633,000	1,000,000	21,180,000

Division Office - Proper	10,547,000	9,633,000	1,000,000	21,180,000

APRIL 29, 2019	OFFICIAL GAZETTE	197
DEPARTMENT OF EDUCATION

Region I - Ilocos	422,260,000	158,992,000	15,500,000	596,752,000

Regional Office - I	31,114,000	38,364,000	1,500,000	70,978,000
Division of Ilocos Norte	33,586,000	10,618,000	1,000,000	45,204,000

Division Office - Proper	33,586,000	10,618,000	1,000,000	45,204,000
Division of Ilocos Sur	50,565,000	12,791,000	1,000,000	64,356,000

Division Office - Proper	50,565,000	12,791,000	1,000,000	64,356,000
Division of La Union	48,878,000	12,944,000	1,000,000	62,822,000

Division Office - Proper	48,878,000	12,944,000	1,000,000	62,822,000
Division of Pangasinan I	66,523,000	24,567,000	1,000,000	92,090,000

Division Office - Proper	66,523,000	24,567,000	1,000,000	92,090,000
Division of Pangasinan II	72,221,000	20,551,000	1,000,000	93,772,000

Division Office - Proper	72,221,000	20,551,000	1,000,000	93,772,000
Division of Alaminos City	10,948,000	4,026,000	1,000,000	15,974,000

Division Office - Proper	10,948,000	4,026,000	1,000,000	15,974,000
Division of Batac City	9,553,000	3,350,000	1,000,000	13,903,000

Division Office - Proper	9,553,000	3,350,000	1,000,000	13,903,000
Division of Candon City	9,814,000	3,456,000	1,000,000	14,270,000

Division Office - Proper	9,814,000	3,456,000	1,000,000	14,270,000
Division of Dagupan City	16,270,000	5,289,000	1,000,000	22,559,000

Division Office - Proper	16,270,000	5,289,000	1,000,000	22,559,000
Division of Laoag City	11,003,000	4,537,000	1,000,000	16,540,000

Division Office - Proper	11,003,000	4,537,000	1,000,000	16,540,000
Division of San Carlos City	23,798,000	5,884,000	1,000,000	30,682,000

Division Office - Proper	23,798,000	5,884,000	1,000,000	30,682,000
Division of San Fernando City	10,020,000	3,917,000	1,000,000	14,937,000

Division Office - Proper	10,020,000	3,917,000	1,000,000	14,937,000
Division of Urdaneta City	17,579,000	5,131,000	1,000,000	23,710,000

Division Office - Proper	17,579,000	5,131,000	1,000,000	23,710,000
Division of Vigan City	10,388,000	3,567,000	1,000,000	14,955,000

Division Office - Proper	10,388,000	3,567,000	1,000,000	14,955,000

198	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Cordillera Administrative Region (CAR)	152,551,000	88,790,000	9,500,000	250,841,000

Baguio Teachers Camp	18,081,000	2,874,000		20,955,000
Regional Office - CAR	25,470,000	30,222,000	1,500,000	57,192,000
Division of Abra	12,336,000	7,941,000	1,000,000	21,277,000

Division Office - Proper	12,336,000	7,941,000	1,000,000	21,277,000
Division of Apayao	14,413,000	5,818,000	1,000,000	21,231,000

Division Office - Proper	14,413,000	5,818,000	1,000,000	21,231,000
Division of Benguet	12,190,000	10,259,000	1,000,000	23,449,000

Division Office - Proper	12,190,000	10,259,000	1,000,000	23,449,000
Division of Ifugao	18,844,000	7,086,000	1,000,000	26,930,000

Division Office - Proper	18,844,000	7,086,000	1,000,000	26,930,000
Division of Kalinga	14,236,000	5,601,000	1,000,000	20,837,000

Division Office - Proper	14,236,000	5,601,000	1,000,000	20,837,000
Division of Mt. Province	15,135,000	7,228,000	1,000,000	23,363,000

Division Office - Proper	15,135,000	7,228,000	1,000,000	23,363,000
Division of Baguio City	12,079,000	6,689,000	1,000,000	19,768,000

Division Office - Proper	12,079,000	6,689,000	1,000,000	19,768,000
Division of Tabuk City	9,767,000	5,072,000	1,000,000	15,839,000

Division Office - Proper	9,767,000	5,072,000	1,000,000	15,839,000
Region II - Cagayan Valley	142,865,000	114,103,000	10,500,000	267,468,000

Regional Office - II	25,545,000	29,077,000	1,500,000	56,122,000
Division of Batanes	9,630,000	3,347,000	1,000,000	13,977,000

Division Office - Proper	9,630,000	3,347,000	1,000,000	13,977,000
Division of Cagayan	12,870,000	21,136,000	1,000,000	35,006,000

Division Office - Proper	12,870,000	21,136,000	1,000,000	35,006,000
Division of Isabela	25,355,000	23,220,000	1,000,000	49,575,000

Division Office - Proper	25,355,000	23,220,000	1,000,000	49,575,000
Division of Nueva Vizcaya	14,451,000	10,536,000	1,000,000	25,987,000

Division Office - Proper	14,451,000	10,536,000	1,000,000	25,987,000
Division of Quirino	17,264,000	6,851,000	1,000,000	25,115,000

Division Office - Proper	17,264,000	6,851,000	1,000,000	25,115,000

APRIL 29, 2019	OFFICIAL GAZETTE	199
DEPARTMENT OF EDUCATION

Division of Cauayan City	9,235,000	4,860,000	1,000,000	15,095,000

Division Office - Proper	9,235,000	4,860,000	1,000,000	15,095,000
Division of Santiago City	7,765,000	4,667,000	1,000,000	13,432,000

Division Office - Proper	7,765,000	4,667,000	1,000,000	13,432,000
Division of Tuguegarao City	11,115,000	4,958,000	1,000,000	17,073,000

Division Office - Proper	11,115,000	4,958,000	1,000,000	17,073,000
Division of Ilagan City	9,635,000	5,451,000	1,000,000	16,086,000

Division Office - Proper	9,635,000	5,451,000	1,000,000	16,086,000
Region III - Central Luzon	246,455,000	255,455,000	21,500,000	523,410,000

Regional Office - III	27,006,000	52,857,000	1,500,000	81,363,000
Division of Aurora	15,504,000	7,050,000	1,000,000	23,554,000

Division Office - Proper	15,504,000	7,050,000	1,000,000	23,554,000
Division of Bataan	11,046,000	11,529,000	1,000,000	23,575,000

Division Office - Proper	11,046,000	11,529,000	1,000,000	23,575,000
Division of Bulacan	15,075,000	29,372,000	1,000,000	45,447,000

Division Office - Proper	15,075,000	29,372,000	1,000,000	45,447,000
Division of Nueva Ecija	21,099,000	24,696,000	1,000,000	46,795,000

Division Office - Proper	21,099,000	24,696,000	1,000,000	46,795,000
Division of Pampanga	10,721,000	24,496,000	1,000,000	36,217,000

Division Office - Proper	10,721,000	24,496,000	1,000,000	36,217,000
Division of Tarlac	11,632,000	18,543,000	1,000,000	31,175,000

Division Office - Proper	11,632,000	18,543,000	1,000,000	31,175,000
Division of Zambales	15,950,000	12,164,000	1,000,000	29,114,000

Division Office - Proper	15,950,000	12,164,000	1,000,000	29,114,000
Division of Angeles City	12,025,000	7,436,000	1,000,000	20,461,000

Division Office - Proper	12,025,000	7,436,000	1,000,000	20,461,000
Division of Balanga City	5,989,000	3,810,000	1,000,000	10,799,000

Division Office - Proper	5,989,000	3,810,000	1,000,000	10,799,000
Division of Cabanatuan City	11,743,000	5,968,000	1,000,000	18,711,000

Division Office - Proper	11,743,000	5,968,000	1,000,000	18,711,000

200	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Gapan City	8,549,000	4,652,000	1,000,000	14,201,000

Division Office - Proper	8,549,000	4,652,000	1,000,000	14,201,000
Division of Malolos City	11,131,000	5,699,000	1,000,000	17,830,000

Division Office - Proper	11,131,000	5,699,000	1,000,000	17,830,000
Division of Muñoz Science City	8,536,000	3,876,000	1,000,000	13,412,000

Division Office - Proper	8,536,000	3,876,000	1,000,000	13,412,000
Division of Olongapo City	9,731,000	5,917,000	1,000,000	16,648,000

Division Office - Proper	9,731,000	5,917,000	1,000,000	16,648,000
Division of San Fernando City	9,065,000	6,518,000	1,000,000	16,583,000

Division Office - Proper	9,065,000	6,518,000	1,000,000	16,583,000
Division of San Jose City	8,808,000	4,741,000	1,000,000	14,549,000

Division Office - Proper	8,808,000	4,741,000	1,000,000	14,549,000
Division of San Jose del Monte City	9,238,000	8,928,000	1,000,000	19,166,000

Division Office - Proper	9,238,000	8,928,000	1,000,000	19,166,000
Division of Tarlac City	8,379,000	6,668,000	1,000,000	16,047,000

Division Office - Proper	8,379,000	6,668,000	1,000,000	16,047,000
Division of Meycauayan City	9,481,000	4,793,000	1,000,000	15,274,000

Division Office - Proper	9,481,000	4,793,000	1,000,000	15,274,000
Division of Mabalacat City	5,747,000	5,742,000	1,000,000	12,489,000

Division Office - Proper	5,747,000	5,742,000	1,000,000	12,489,000
Region IVA - CALABARZON	240,104,000	283,427,000	21,500,000	545,031,000

Regional Office - IVA	26,587,000	55,547,000	1,500,000	83,634,000
Division of Batangas	15,467,000	27,389,000	1,000,000	43,856,000

Division Office - Proper	15,467,000	27,389,000	1,000,000	43,856,000
Division of Cavite	15,138,000	24,621,000	1,000,000	40,759,000

Division Office - Proper	15,138,000	24,621,000	1,000,000	40,759,000
Division of Laguna	14,256,000	24,428,000	1,000,000	39,684,000

Division Office - Proper	14,256,000	24,428,000	1,000,000	39,684,000
Division of Quezon	16,708,000	31,856,000	1,000,000	49,564,000

Division Office - Proper	16,708,000	31,856,000	1,000,000	49,564,000

APRIL 29, 2019	OFFICIAL GAZETTE	201
DEPARTMENT OF EDUCATION

Division of Rizal	14,066,000	25,249,000	1,000,000	40,315,000

Division Office - Proper	14,066,000	25,249,000	1,000,000	40,315,000
Division of Antipolo City	9,623,000	11,206,000	1,000,000	21,829,000

Division Office - Proper	9,623,000	11,206,000	1,000,000	21,829,000
Division of Batangas City	12,026,000	6,755,000	1,000,000	19,781,000

Division Office - Proper	12,026,000	6,755,000	1,000,000	19,781,000
Division of Calanba City	9,932,000	7,180,000	1,000,000	18,112,000

Division Office - Proper	9,932,000	7,180,000	1,000,000	18,112,000
Division of Cavite City	7,789,000	4,023,000	1,000,000	12,812,000

Division Office - Proper	7,789,000	4,023,000	1,000,000	12,812,000
Division of Dasmariñas City	8,590,000	8,913,000	1,000,000	18,503,000

Division Office - Proper	8,590,000	8,913,000	1,000,000	18,503,000
Division of Lipa City	11,914,000	6,629,000	1,000,000	19,543,000

Division Office - Proper	11,914,000	6,629,000	1,000,000	19,543,000
Division of Lucena City	10,656,000	5,657,000	1,000,000	17,313,000

Division Office - Proper	10,656,000	5,657,000	1,000,000	17,313,000
Division of San Pablo City	12,282,000	6,233,000	1,000,000	19,515,000

Division Office - Proper	12,282,000	6,233,000	1,000,000	19,515,000
Division of Sta. Rosa City	10,092,000	5,752,000	1,000,000	16,844,000

Division Office - Proper	10,092,000	5,752,000	1,000,000	16,844,000
Division of Tanauan City	11,473,000	5,237,000	1,000,000	17,710,000

Division Office - Proper	11,473,000	5,237,000	1,000,000	17,710,000
Division of Tayabas City	8,044,000	3,812,000	1,000,000	12,856,000

Division Office - Proper	8,044,000	3,812,000	1,000,000	12,856,000
Division of Bacoor City	7,487,000	6,447,000	1,000,000	14,934,000

Division Office - Proper	7,487,000	6,447,000	1,000,000	14,934,000
Division of Imus City	7,006,000	5,983,000	1,000,000	13,989,000

Division Office - Proper	7,006,000	5,983,000	1,000,000	13,989,000
Division of Biñan City	10,968,000	5,320,000	1,000,000	17,288,000

Division Office - Proper	10,968,000	5,320,000	1,000,000	17,288,000

202	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Cabuyao City		2,595,000	500,000	3,095,000

Division Office - Proper		2,595,000	500,000	3,095,000
Division of General Trias City		2,595,000	500,000	3,095,000

Division Office - Proper		2,595,000	500,000	3,095,000
Region IVB - MIMAROPA	107,801,000	106,997,000	8,500,000	223,298,000

Regional Office - IVB	25,395,000	30,227,000	1,500,000	57,122,400
Division of Marinduque	8,336,000	7,970,000	1,000,000	17,306,000

Division Office - Proper	8,336,000	7,970,000	1,000,000	17,306,000
Division of Occidental Mindoro	17,678,000	11,610,000	1,000,000	30,288,000

Division Office - Proper	17,678,000	11,610,000	1,000,000	30,288,000
Division of Oriental Mindoro	12,076,000	15,609,000	1,000,000	28,685,000

Division Office - Proper	12,076,000	15,609,000	1,000,000	28,685,000
Division of Palawan	13,499,000	20,809,000	1,000,000	35,308,000

Division Office - Proper	13,499,000	20,809,000	1,000,000	35,308,000
Division of Romblon	11,864,000	9,291,000	1,000,000	22,155,000

Division Office - Proper	11,864,000	9,291,000	1,000,000	22,155,000
Division of Calapan City	10,267,000	4,965,000	1,000,000	16,232,000

Division Office - Proper	10,267,000	4,965,000	1,000,000	16,232,000
Division of Puerto Princesa City	8,686,000	6,516,000	1,000,000	16,202,000

Division Office - Proper	8,686,000	6,516,000	1,000,000	16,202,000
Region V - Bicol	297,230,000	189,135,000	14,500,000	500,865,000

Regional Office - V	29,274,000	39,765,000	1,500,000	70,539,000
Division of Albay	20,505,000	19,019,000	1,000,000	40,524,000

Division Office - Proper	20,505,000	19,019,000	1,000,000	40,524,000
Division of Camarines Norte	19,082,000	12,732,000	1,000,000	32,814,000

Division Office - Proper	19,082,000	12,732,000	1,000,000	32,814,000
Division of Camarines Sur	56,380,000	34,652,000	1,000,000	92,032,000

Division Office - Proper	56,380,000	34,652,000	1,000,000	92,032,000
Division of Catanduanes	23,979,000	9,281,000	1,000,000	34,260,000

Division Office - Proper	23,979,000	9,281,000	1,000,000	34,260,000

APRIL 29, 2019	OFFICIAL GAZETTE	203
DEPARTMENT OF EDUCATION

Division of Masbate	30,886,000	20,572,000	1,000,000	52,458,000

Division Office - Proper	30,886,000	20,572,000	1,000,000	52,458,000
Division of Sorsogon	27,302,000	16,387,000	1,000,000	44,689,000

Division Office - Proper	27,302,000	16,387,000	1,000,000	44,689,000
Division of Iriga City	12,502,000	4,726,000	1,000,000	18,228,000

Division Office - Proper	12,502,000	4,726,000	1,000,000	18,228,000
Division of Legazpi City	11,671,000	5,520,000	1,000,000	18,191,000

Division Office - Proper	11,671,000	5,520,000	1,000,000	18,191,000
Division of Ligao City	13,825,000	5,001,000	1,000,000	19,826,000

Division Office - Proper	13,825,000	5,001,000	1,000,000	19,826,000
Division of Masbate City	11,752,000	4,724,000	1,000,000	17,476,000

Division Office - Proper	11,752,000	4,724,000	1,000,000	17,476,000
Division of Naga City	10,838,000	5,584,000	1,000,000	17,422,000

Division Office - Proper	10,838,000	5,584,000	1,000,000	17,422,000
Division of Sorsogon City	15,648,000	5,902,000	1,000,000	22,550,000

Division Office - Proper	15,648,000	5,902,000	1,000,000	22,550,000
Division of Tabaco City	13,586,000	5,270,000	1,000,000	19,856,000

Division Office - Proper	13,586,000	5,270,000	1,000,000	19,856,000
Region VI - Western Visayas	350,047,000	234,990,000	20,776,000	605,813,000

Regional Office - VI	26,489,000	51,404,000	1,500,000	79,393,000
Division of Aklan	29,538,000	12,560,000	1,000,000	43,098,000

Division Office - Proper	29,538,000	12,560,000	1,000,000	43,098,000
Division of Antique	23,571,000	16,835,000	1,276,000	41,682,000

Division Office - Proper	23,571,000	16,835,000	1,276,000	41,682,000
Division of Capiz	14,926,000	14,872,000	1,000,000	30,798,000

Division Office - Proper	14,926,000	14,872,000	1,000,000	30,798,000
Division of Guimaras	20,835,000	5,839,000	1,000,000	27,674,000

Division Office - Proper	20,835,000	5,839,000	1,000,000	27,674,000
Division of Iloilo	82,016,000	36,083,000	1,000,000	119,099,000

Division Office - Proper	82,016,000	36,083,000	1,000,000	119,099,000

204	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Negros Occidental	17,227,000	26,977,000	1,000,000	45,204,000

Division Office - Proper	17,227,000	26,977,000	1,000,000	45,204,000
Division of Bacolod City	13,208,000	9,001,000	1,000,000	23,209,000

Division Office - Proper	13,208,000	9,001,000	1,000,000	23,209,000
Division of Bago City	13,811,000	5,611,000	1,000,000	20,422,000

Division Office - Proper	13,811,000	5,611,000	1,000,000	20,422,000
Division of Cadiz City	11,718,000	5,443,000	1,000,000	18,161,000

Division Office - Proper	11,718,000	5,443,000	1,000,000	18,161,000
Division of Escalante City	7,681,000	4,477,000	1,000,000	13,158,000

Division Office - Proper	7,681,000	4,477,000	1,000,000	13,158,000
Division of Iloilo City	12,486,000	7,627,000	1,000,000	21,113,000

Division Office - Proper	12,486,000	7,627,000	1,000,000	21,113,000
Division of Kabankalan City	12,018,000	5,970,000	1,000,000	18,988,000

Division Office - Proper	12,018,000	5,970,000	1,000,000	18,988,000
Division of La Carlota City	7,817,000	3,884,000	1,000,000	12,701,000

Division Office - Proper	7,817,000	3,884,000	1,000,000	12,701,000
Division of Passi City	9,727,000	4,068,000	1,000,000	14,795,000

Division Office - Proper	9,727,000	4,068,000	1,000,000	14,795,000
Division of Roxas City	14,699,000	4,955,000	1,000,000	20,654,000

Division Office - Proper	14,699,000	4,955,000	1,000,000	20,654,000
Division of Sagay City	12,314,000	5,314,000	1,000,000	18,628,000

Division Office - Proper	12,314,000	5,314,000	1,000,000	18,628,000
Division of San Carlos City	10,347,000	5,075,000	1,000,000	16,422,000

Division Office - Proper	10,347,000	5,075,000	1,000,000	16,422,000
Division of Silay City	9,619,000	4,923,000	1,000,000	15,542,000

Division Office - Proper	9,619,000	4,923,000	1,000,000	15,542,000
Division of Himamaylan City		2,036,000	500,000	2,536,000

Division Office - Proper		2,036,000	500,000	2,536,000
Division of Sipalay City		2,036,000	500,000	2,536,000

Division Office - Proper		2,036,000	500,000	2,536,000

APRIL 29, 2019	OFFICIAL GAZETTE	205
DEPARTMENT OF EDUCATION

Region VII - Central Visayas	345,428,000	218,517,000	20,500,000	584,445,000

Regional Office - VII	28,000,000	49,203,000	1,500,000	78,703,000
Division of Bohol	34,995,000	26,847,000	1,000,000	62,842,000

Division Office - Proper	34,995,000	26,847,000	1,000,000	62,842,000
Division of Cebu Province	31,577,000	38,824,000	1,000,000	71,401,000

Division Office - Proper	31,577,000	38,824,000	1,000,000	71,401,000
Division of Negros Oriental	36,288,000	16,159,000	1,000,000	53,447,000

Division Office - Proper	36,288,000	16,159,000	1,000,000	53,447,000
Division of Siquijor	18,579,000	4,767,000	1,000,000	24,346,000

Division Office - Proper	18,579,000	4,767,000	1,000,000	24,346,000
Division of Bais City	7,121,000	4,005,000	1,000,000	12,126,000

Division Office - Proper	7,121,000	4,005,000	1,000,000	12,126,000
Division of Bayawan City	15,773,000	5,408,000	1,000,000	22,181,000

Division Office - Proper	15,773,000	5,408,000	1,000,000	22,181,000
Division of Bogo City	12,463,000	3,480,000	1,000,000	16,943,000

Division Office - Proper	12,463,000	3,480,000	1,000,000	16,943,000
Division of Carcar City	10,660,000	4,627,000	1,000,000	16,287,000

Division Office - Proper	10,660,000	4,627,000	1,000,000	16,287,000
Division of Cebu City	19,491,000	13,022,000	1,000,000	33,513,000

Division Office - Proper	19,491,000	13,022,000	1,000,000	33,513,000
Division of Danao City	17,130,000	5,023,000	1,000,000	23,153,000

Division Office - Proper	17,130,000	5,023,000	1,000,000	23,153,000
Division of Dumaguete City	17,269,000	3,894,000	1,000,000	22,163,000

Division Office - Proper	17,269,000	3,894,000	1,000,000	22,163,000
Division of Guihulngan City	6,526,000	4,569,000	1,000,000	12,095,000

Division Office - Proper	6,526,000	4,569,000	1,000,000	12,095,000
Division of Lapu-lapu City	20,374,000	7,670,000	1,000,000	29,044,000

Division Office - Proper	20,374,000	7,670,000	1,000,000	29,044,000
Division of Mandaue City	14,272,000	6,630,000	1,000,000	21,902,000

Division Office - Proper	14,272,000	6,630,000	1,000,000	21,902,000

206	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Naga City	6,947,000	4,617,000	1,000,000	12,564,000

Division Office - Proper	6,947,000	4,617,000	1,000,000	12,564,000
Division of Tagbilaran City	8,369,000	3,772,000	1,000,000	13,141,000

Division Office - Proper	8,369,000	3,772,000	1,000,000	13,141,000
Division of Talisay City	10,456,000	5,532,000	1,000,000	16,988,000

Division Office - Proper	10,456,000	5,532,000	1,000,000	16,988,000
Division of Tanjay City	12,718,000	4,897,000	1,000,000	18,615,000

Division Office - Proper	12,718,000	4,897,000	1,000,000	18,615,000
Division of Toledo City	16,420,000	5,571,000	1,000,000	22,991,000

Division Office - Proper	16,420,000	5,571,000	1,000,000	22,991,000
Region VIII - Eastern Visayas	223,383,000	166,339,000	14,500,000	404,222,000

Regional Office - VIII	30,647,000	37,905,000	1,500,000	70,052,000
Division of Biliran	10,742,000	6,540,000	1,000,000	18,282,000

Division Office - Proper	10,742,000	6,540,000	1,000,000	18,282,000
Division of Eastern Samar	29,679,000	11,788,000	1,000,000	42,467,000

Division Office - Proper	29,679,000	11,788,000	1,000,000	42,467,000
Division of Leyte	14,788,000	31,097,000	1,000,000	46,885,000

Division Office - Proper	14,788,000	31,097,000	1,000,000	46,885,000
Division of Northern Samar	18,445,000	16,594,000	1,000,000	36,039,000

Division Office - Proper	18,445,000	16,594,000	1,000,000	36,039,000
Division of Samar	32,739,000	15,565,000	1,000,000	49,304,000

Division Office - Proper	32,739,000	15,565,000	1,000,000	49,304,000
Division of Southern Leyte	13,218,000	9,671,000	1,000,000	23,889,000

Division Office - Proper	13,218,000	9,671,000	1,000,000	23,889,000
Division of Baybay City	8,663,000	4,843,000	1,000,000	14,506,000

Division Office - Proper	8,663,000	4,843,000	1,000,000	14,506,000
Division of Borongan City	10,545,000	4,024,000	1,000,000	15,569,000

Division Office - Proper	10,545,000	4,024,000	1,000,000	15,569,000
Division of Calbayog City	3,213,000	6,653,000	1,000,000	10,866,000

Division Office - Proper	3,213,000	6,653,000	1,000,000	10,866,000

APRIL 29, 2019	OFFICIAL GAZETTE	207
DEPARTMENT OF EDUCATION

Division of Catbalogan City	11,903,000	4,894,000	1,000,000	17,797,000

Division Office - Proper	11,903,000	4,894,000	1,000,000	17,797,000
Division of Maasin City	12,165,000	4,521,000	1,000,000	17,686,000

Division Office - Proper	12,165,000	4,521,000	1,000,000	17,686,000
Division of Ormoc City	16,988,000	6,083,000	1,000,000	24,071,000

Division Office - Proper	16,988,000	6,083,000	1,000,000	24,071,000
Division of Tacloban City	9,648,000	6,161,000	1,000,000	16,809,000

Division Office - Proper	9,648,000	6,161,000	1,000,000	16,809,000
Region IX - Zamboanga Peninsula	167,428,000	120,030,000	9,500,000	296,958,000

Regional Office - IX	28,153,000	30,217,000	1,500,000	59,870,000
Division of Zamboanga del Norte	29,303,000	19,587,000	1,000,000	49,890,000

Division Office - Proper	29,303,000	19,587,000	1,000,000	49,890,000
Division of Zamboanga del Sur	28,964,000	19,849,000	1,000,000	49,813,000

Division Office - Proper	28,964,000	19,849,000	1,000,000	49,813,000
Division of Zamboanga Sibugay	17,352,000	14,743,000	1,000,000	33,095,000

Division Office - Proper	17,352,000	14,743,000	1,000,000	33,095,000
Division of Dapitan City	8,378,000	4,490,000	1,000,000	13,868,000

Division Office - Proper	8,378,000	4,490,000	1,000,000	13,868,000
Division of Dipolog City	14,374,000	5,026,000	1,000,000	20,400,000

Division Office - Proper	14,374,000	5,026,000	1,000,000	20,400,000
Division of Isabela City	12,761,000	5,215,000	1,000,000	18,976,000

Division Office - Proper	12,761,000	5,215,000	1,000,000	18,976,000
Division of Pagadian City	11,024,000	5,798,000	1,000,000	17,822,000

Division Office - Proper	11,024,000	5,798,000	1,000,000	17,822,000
Division of Zamboanga City	17,119,000	15,105,000	1,000,000	33,224,000

Division Office - Proper	17,119,000	15,105,000	1,000,000	33,224,000
Region X - Northern Mindanao	169,676,000	148,175,000	15,500,000	333,351,000

Regional Office - X	24,085,000	36,572,000	1,500,000	62,157,000
Division of Bukidnon	12,479,000	20,154,000	1,000,000	33,633,000

Division Office - Proper	12,479,000	20,154,000	1,000,000	33,633,000

208	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Camiguin	9,528,000	4,710,000	1,000,000	15,238,000

Division Office - Proper	9,528,000	4,710,000	1,000,000	15,238,000
Division of Lanao del Norte	11,880,000	11,679,000	1,000,000	24,559,000

Division Office - Proper	11,880,000	11,679,000	1,000,000	24,559,000
Division of Misamis Occidental	9,706,000	9,117,000	1,000,000	19,823,000

Division Office - Proper	9,706,000	9,117,000	1,000,000	19,823,000
Division of Misamis Oriental	17,202,000	15,303,000	1,000,000	33,505,000

Division Office - Proper	17,202,000	15,303,000	1,000,000	33,505,000
Division of Cagayan de Oro City	10,531,000	10,397,000	1,000,000	21,928,000

Division Office - Proper	10,531,000	10,397,000	1,000,000	21,928,000
Division of E1 Salvador City	7,615,000	3,208,000	1,000,000	11,823,000

Division Office - Proper	7,615,000	3,208,000	1,000,000	11,823,000
Division of Gingoog City	9,793,000	5,223,000	1,000,000	16,016,000

Division Office - Proper	9,793,000	5,223,000	1,000,000	16,016,000
Division of Iligan City	7,664,000	7,785,000	1,000,000	16,449,000

Division Office - Proper	7,664,000	7,785,000	1,000,000	16,449,000
Division of Malaybalay City	7,747,000	5,528,000	1,000,000	14,275,000

Division Office - Proper	7,747,000	5,528,000	1,000,000	14,275,000
Division of Oroquieta City	8,368,000	4,065,000	1,000,000	13,433,000

Division Office - Proper	8,368,000	4,065,000	1,000,000	13,433,000
Division of Ozaniz City	12,005,000	5,062,000	1,000,000	18,067,000

Division Office - Proper	12,005,000	5,062,000	1,000,000	18,067,000
Division of Tangub City	7,674,000	3,954,000	1,000,000	12,628,000

Division Office - Proper	7,674,000	3,954,000	1,000,000	12,628,000
Division of Valencia City	13,399,000	5,418,000	1,000,000	19,817,000

Division Office - Proper	13,399,000	5,418,000	1,000,000	19,817,000
Region XI - Davao	194,310,000	137,910,000	12,500,000	344,720,000

Regional Office - XI	27,116,000	32,824,000	1,500,000	61,440,000
Division of Compostela Valley	20,245,000	15,306,000	1,000,000	36,551,000

Division Office - Proper	20,245,000	15,306,000	1,000,000	36,551,000

APRIL 29, 2019	OFFICIAL GAZETTE	209
DEPARTMENT OF EDUCATION

Division of Davao del Norte	18,206,000	10,145,000	1,000,000	29,351,000

Division Office - Proper	18,206,000	10,145,000	1,000,000	29,351,000
Division of Davao del Sur	23,174,000	10,856,000	1,000,000	35,030,000

Division Office - Proper	23,174,000	10,856,000	1,000,000	35,030,000
Division of Davao Occidental	7,632,000	9,032,000	1,000,000	17,664,000

Division Office - Proper	7,632,000	9,032,000	1,000,000	17,664,000
Division of Davao Oriental	11,294,000	7,073,000	1,000,000	19,367,000

Division Office - Proper	11,294,000	7,073,000	1,000,000	19,367,000
Division of Davao City	29,942,000	22,553,000	1,000,000	53,495,000

Division Office - Proper	29,942,000	22,553,000	1,000,000	53,495,000
Division of Digos City	9,976,000	5,197,000	1,000,000	16,173,000

Division Office - Proper	9,976,000	5,197,000	1,000,000	16,173,000
Division of Island Garden City of Samal	9,429,000	4,607,000	1,000,000	15,036,000

Division Office - Proper	9,429,000	4,607,000	1,000,000	15,036,000
Division of Mati City	16,103,000	9,019,000	1,000,000	26,122,000

Division Office - Proper	16,103,000	9,019,000	1,000,000	26,122,000
Division of Panabo City	10,780,000	5,359,000	1,000,000	17,139,000

Division Office - Proper	10,780,000	5,359,000	1,000,000	17,139,000
Division of Tagum City	10,413,000	5,939,000	1,000,000	17,352,000

Division Office - Proper	10,413,000	5,939,000	1,000,000	17,352,000
Region XII - SOCCSKSARGEN	154,310,000	126,800,000	10,500,000	291,610,000

Regional Office - XII	25,590,000	31,696,000	1,500,000	58,786,000
Division of Cotabato	29,356,000	24,285,000	1,000,000	54,641,000

Division Office - Proper	29,356,000	24,285,000	1,000,000	54,641,000
Division of Sarangani	18,163,000	12,495,000	1,000,000	31,658,000

Division Office - Proper	18,163,000	12,495,000	1,000,000	31,658,000
Division of South Cotabato	17,029,000	14,264,000	1,000,000	32,293,000

Division Office - Proper	17,029,000	14,264,000	1,000,000	32,293,000
Division of Sultan Kudarat	10,583,000	13,181,000	1,000,000	24,764,000

Division Office - Proper	10,583,000	13,181,000	1,000,000	24,764,000

210	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Cotabato City	11,144,000	5,983,000	1,000,000	18,127,000

Division Office - Proper	11,144,000	5,983,000	1,000,000	18,127,000
Division of General Santos City	11,966,000	10,368,000	1,000,000	23,334,000

Division Office - Proper	11,966,000	10,368,000	1,000,000	23,334,000
Division of Kidapawan City	11,524,000	5,235,000	1,000,000	17,759,000

Division Office - Proper	11,524,000	5,235,000	1,000,000	17,759,000
Division of Koronadal City	11,070,000	5,259,000	1,000,000	17,329,000

Division Office - Proper	11,070,000	5,259,000	1,000,000	17,329,000
Division of Tacurong City	7,885,000	4,034,000	1,000,000	12,919,000

Division Office - Proper	7,885,000	4,034,000	1,000,000	12,919,000
Region XIII - CARAGA	175,002,000	115,457,000	13,500,000	303,959,000

Regional Office - XIII	26,094,000	31,511,000	1,500,000	59,105,000
Division of Agusan del Norte	13,493,000	7,928,000	1,000,000	22,421,000

Division Office - Proper	13,493,000	7,928,000	1,000,000	22,421,000
Division of Agusan del Sur	14,740,000	14,970,000	1,000,000	30,710,000

Division Office - Proper	14,740,000	14,970,000	1,000,000	30,710,000
Division of Dinagat Island	14,048,000	5,423,000	1,000,000	20,471,000

Division Office - Proper	14,048,000	5,423,000	1,000,000	20,471,000
Division of Siargao	12,323,000	5,742,000	1,000,000	19,065,000

Division Office - Proper	12,323,000	5,742,000	1,000,000	19,065,000
Division of Surigao del Norte	14,288,000	7,414,000	1,000,000	22,702,000

Division Office - Proper	14,288,000	7,414,000	1,000,000	22,702,000
Division of Surigao del Sur	20,658,000	12,071,000	1,000,000	33,729,000

Division Office - Proper	20,658,000	12,071,000	1,000,000	33,729,000
Division of Bayugan City	8,720,000	4,933,000	1,000,000	14,653,000

Division Office - Proper	8,720,000	4,933,000	1,000,000	14,653,000
Division of Bislig City	13,631,000	4,728,000	1,000,000	19,359,000

Division Office - Proper	13,631,000	4,728,000	1,000,000	19,359,000
Division of Butuan City	13,128,000	8,255,000	1,000,000	22,383,000

Division Office - Proper	13,128,000	8,255,000	1,000,000	22,383,000

APRIL 29, 2019	OFFICIAL GAZETTE	211
DEPARTMENT OF EDUCATION

Division of Cabadbaran City	6,267,000	3,585,000	1,000,000	10,852,000

Division Office - Proper	6,267,000	3,585,000	1,000,000	10,852,000
Division of Surigao City	10,537,000	5,248,000	1,000,000	16,785,000

Division Office - Proper	10,537,000	5,248,000	1,000,000	16,785,000
Division of Tandag City	7,075,000	3,649,000	1,000,000	11,724,000

Division Office - Proper	7,075,000	3,649,000	1,000,000	11,724,000
Administration of Personnel Benefits	5,189,472,000			5,189,472,000

National Capital Region (NCR)	558,027,000			558,027,000

Central Office	455,000			455,000
Regional Office - NCR	557,572,000			557,572,000
Region I - Ilocos	246,030,000			246,030,000

Regional Office - I	246,030,000			246,030,000
Cordillera Administrative Region (CAR)	110,589,000			110,589,000

Regional Office - CAR	110,589,000			110,589,000
Region II - Cagayan Valley	171,896,000			171,896,000

Regional Office - II	171,896,000			171,896,000
Region III - Central Luzon	450,262,000			450,262,000

Regional Office - III	450,262,000			450,262,000
Region IVA - CALABARZON	721,775,000			721,775,000

Regional Office - IVA	721,775,000			721,775,000
Region IVB - MIMAROPA	196,505,000			196,505,000

Regional Office - IVB	196,505,000			196,505,000
Region V - Bicol	383,556,000			383,556,000

Regional Office - V	383,556,000			383,556,000
Region VI - Western Visayas	492,800,000			492,800,000

Regional Office - VI	492,800,000			492,800,000
Region VII - Central Visayas	434,938,000			434,938,000

Regional Office - VII	434,938,000			434,938,000
Region VIII - Eastern Visayas	324,285,000			324,285,000

Regional Office - VIII	324,285,000			324,285,000

212	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IX - Zamboanga Peninsula	171,999,000			171,999,000

Regional Office - IX	171,999,000			171,999,000
Region X - Northern Mindanao	243,873,000			243,873,000

Regional Office - X	243,873,000			243,873,000
Region XI - Davao	291,093,000			291,093,000

Regional Office - XI	291,093,000			291,093,000
Region XII - SOCCSKSARGEN	201,247,000			201,247,000

Regional Office - XII	201,247,000			201,247,000
Region XIII - CARAGA	190,597,000			190,597,000

Regional Office - XIII	190,597,000			190,597,000

Sub-total, General Administration and Support	9,007,637,000	3,537,382,000	1,388,676,000	13,933,695,000

Support to Operations	2,047,599,000	1,541,728,000	23,200,000	3,612,527,000

Physical fitness and school sports	7,017,000	373,729,000	2,500,000	383,246,000

National Capital Region (NCR)	7,017,000	373,729,000	2,500,000	383,246,000

Central Office	7,017,000	373,729,000	2,500,000	383,246,000
Development and Management of Bilateral and Multilateral Education Projects	10,956,000	16,288,000		27,244,000

National Capital Region (NCR)	10,956,000	16,288,000		27,244,000

Central Office	10,956,000	16,288,000		27,244,000
Management and Administration of Learning Resources	45,056,000	14,501,000		59,557,000

National Capital Region (NCR)	45,056,000	14,501,000		59,557,000

Central Office	45,056,000	14,501,000		59,557,000
Planning and Management Information Systems	97,354,000	56,493,000		153,847,000

National Capital Region (NCR)	28,452,000	56,493,000		84,945,000

Central Office	26,206,000	56,493,000		82,699,000
Regional Office - NCR	2,246,000			2,246,000
Region I - Ilocos	4,402,000			4,402,000

Regional Office - I	4,402,000			4,402,000
Cordillera Administrative Region (CAR)	5,129,000			5,129,000

Regional Office - CAR	5,129,000			5,129,000

APRIL 29, 2019	OFFICIAL GAZETTE	213
DEPARTMENT OF EDUCATION

Region II - Cagayan Valley	5,114,000		5,114,000

Regional Office - II	5,114,000		5,114,000
Region III - Central Luzon	5,713,000		5,713,000

Regional Office - III	5,713,000		5,713,000
Region IVA - CALABARZON	4,434,000		4,434,000

Regional Office - IVA	4,434,000		4,434,000
Region IVB - MIMAROPA	4,590,000		4,590,000

Regional Office - IVB	4,590,000		4,590,000
Region V - Bicol	5,148,000		5,148,000

Regional Office - V	5,148,000		5,148,000
Region VI - Western Visayas	4,882,000		4,882,000

Regional Office - VI	4,882,000		4,882,000
Region VII - Central Visayas	5,003,000		5,003,000

Regional Office - VII	5,003,000		5,003,000
Region VIII - Eastern Visayas	1,843,000		1,843,000

Regional Office - VIII	1,843,000		1,843,000
Region IX - Zamboanga Peninsula	4,479,000		4,479,000

Regional Office - IX	4,479,000		4,479,000
Region X - Northern Mindanao	4,703,000		4,703,000

Regional Office - X	4,703,000		4,703,000
Region XI - Davao	3,886,000		3,886,000

Regional Office - XI	3,886,000		3,886,000
Region XII - SOCCSKSARGEN	4,452,000		4,452,000

Regional Office - XII	4,452,000		4,452,000
Region XIII - CARAGA	5,124,000		5,124,000

Regional Office - XIII	5,124,000		5,124,000
Education Information and Communication Services	13,267,000	4,765,000	18,032,000

National Capital Region (NCR)	13,267,000	4,765,000	18,032,000

Central Office	13,267,000	4,765,000	18,032,000

214	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Learner Support Programs	1,739,968,000	188,812,000	1,928,780,000

National Capital Region (NCR)	114,560,000	188,812,000	303,372,000

Central Office	18,825,000	188,812,000	207,637,000
Regional Office - NCR	32,179,000		32,179,000
Division of Caloocan	6,983,000		6,983,000
Division of Las Piñas	3,075,000		3,075,000
Division of Makati	982,000		982,000
Division of Malabon City	1,568,000		1,568,000
Division of Mandaluyong	2,175,000		2,175,000
Division of Manila	19,238,000		19,238,000
Division of Marikina	2,627,000		2,627,000
Division of Muntinlupa	2,147,000		2,147,000
Division of Parañaque	2,631,000		2,631,000
Division of Navotas City	951,000		951,000
Division of Pasay City	1,632,000		1,632,000
Division of Pasig City	4,174,000		4,174,000
Division of Quezon City	9,013,000		9,013,000
Division of Taguig and Pateros	4,160,000		4,160,000
Division of Valenzuela	2,200,000		2,200,000

Region I - Ilocos	122,438,000		122,438,000

Regional Office - I	44,933,000		44,933,000
Division of Ilocos Norte	4,666,000		4,666,000
Division of Ilocos Sur	4,625,000		4,625,000
Division of La Union	3,721,000		3,721,000
Division of Pangasinan I	19,465,000		19,465,000
Division of Pangasinan II	19,351,000		19,351,000
Division of Alaminos City	2,415,000		2,415,000
Division of Candon City	2,380,000		2,380,000
Division of Dagupan City	4,595,000		4,595,000
Division of Laoag City	2,423,000		2,423,000
Division of San Carlos City	4,565,000		4,565,000
Division of San Fernando City	2,391,000		2,391,000
Division of Urdaneta City	4,528,000		4,528,000
Division of Vigan City	2,380,000		2,380,000

Cordillera Administrative Region (CAR)	61,044,000		61,044,000

Regional Office - CAR	31,211,000		31,211,000
Division of Abra	3,764,000		3,764,000
Division of Apayao	3,638,000		3,638,000
Division of Benguet	3,677,000		3,677,000
Division of Ifugao	3,642,000		3,642,000
Division of Kalinga	4,578,000		4,578,000
Division of Mt. Province	4,580,000		4,580,000
Division of Baguio City	5,954,000		5,954,000

Region II - Cagayan Valley	75,011,000		75,011,000

Regional Office - II	29,677,000		29,677,000
Division of Batanes	1,610,000		1,610,000
Division of Cagayan	11,030,000		11,030,000

APRIL 29, 2019	OFFICIAL GAZETTE	215
DEPARTMENT OF EDUCATION

Division of Isabela	19,273,000	19,273,000
Division of Nueva Vizcaya	4,258,000	4,258,000
Division of Quirino	3,633,000	3,633,000
Division of Cauayan City	1,519,000	1,519,000
Division of Santiago City	1,519,000	1,519,000
Division of Tuguegarao City	973,000	973,000
Division of Ilagan City	1,519,000	1,519,000

Region III - Central Luzon	181,821,000	181,821,000

Regional Office - III	52,940,000	52,940,000
Division of Aurora	3,719,000	3,719,000
Division of Bataan	3,721,000	3,721,000
Division of Bulacan	19,280,000	19,280,000
Division of Nueva Ecija	19,460,000	19,460,000
Division of Pampanga	19,156,000	19,156,000
Division of Tarlac	16,185,000	16,185,000
Division of Zambales	4,549,000	4,549,000
Division of Angeles City	4,498,000	4,498,000
Division of Balanga City	1,519,000	1,519,000
Division of Cabanatuan City	4,554,000	4,554,000
Division of Gapan City	1,519,000	1,519,000
Division of Malolos City	4,470,000	4,470,000
Division of Muñoz Science City	2,380,000	2,380,000
Division of Olongapo City	4,473,000	4,473,000
Division of San Fernando City	4,373,000	4,373,000
Division of San Jose City	2,380,000	2,380,000
Division of San Jose del Monte City	4,373,000	4,373,000
Division of Tarlac City	4,373,000	4,373,000
Division of Meycauayan City	1,519,000	1,519,000
Division of Mabalacat City	2,380,000	2,380,000

Region IVA - CALABARZON	212,554,000	212,554,000

Regional Office - IVA	56,397,000	56,397,000
Division of Batangas	19,254,000	19,254,000
Division of Cavite	18,878,000	18,878,000
Division of Laguna	18,668,000	18,668,000
Division of Quezon	28,970,000	28,970,000
Division of Rizal	18,816,000	18,816,000
Division of Antipolo City	3,512,000	3,512,000
Division of Batangas City	4,491,000	4,491,000
Division of Calamba City	4,373,000	4,373,000
Division of Cavite City	2,492,000	2,492,000
Division of Dasmariñas City	3,602,000	3,602,000
Division of Lipa City	4,548,000	4,548,000
Division of Lucena City	4,509,000	4,509,000
Division of San Pablo City	4,570,000	4,570,000
Division of Sta. Rosa City	4,410,000	4,410,000
Division of Tanauan City	4,384,000	4,384,000
Division of Tayabas City	2,380,000	2,380,000
Division of Bacoor City	2,380,000	2,380,000
Division of Imus City	2,023,000	2,023,000
Division of Biñan City	3,897,000	3,897,000

Region IVB - MIMAROPA	66,736,000	66,736,000

Regional Office - IVB	27,400,000	27,400,000

216	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Marinduque	3,631,000	3,631,000
Division of Occidental Mindoro	3,657,000	3,657,000
Division of Oriental Mindoro	3,677,000	3,677,000
Division of Palawan	18,430,000	18,430,000
Division of Romblon	3,700,000	3,700,000
Division of Calapan City	3,546,000	3,546,000
Division of Puerto Princesa City	2,695,000	2,695,000

Region V - Bicol	152,019,000	152,019,000

Regional Office - V	51,391,000	51,391,000
Division of Albay	18,357,000	18,357,000
Division of Camarines Norte	4,621,000	4,621,000
Division of Camarines Sur	29,069,000	29,069,000
Division of Catanduanes	4,628,000	4,628,000
Division of Masbate	16,692,000	16,692,000
Division of Sorsogon	3,750,000	3,750,000
Division of Iriga City	1,581,000	1,581,000
Division of Legazpi City	3,119,000	3,119,000
Division of Ligao City	3,512,000	3,512,000
Division of Masbate City	3,593,000	3,593,000
Division of Naga City	4,595,000	4,595,000
Division of Sorsogon City	3,550,000	3,550,000
Division of Tabaco City	3,561,000	3,561,000

Region VI - Western Visayas	125,749,000	125,749,000

Regional Office - VI	41,133,000	41,133,000
Division of Aklan	4,503,000	4,503,000
Division of Antique	11,880,000	11,880,000
Division of Capiz	7,413,000	7,413,000
Division of Guimaras	4,582,000	4,582,000
Division of Iloilo	28,177,000	28,177,000
Division of Negros Occidental	7,595,000	7,595,000
Division of Bacolod City	2,205,000	2,205,000
Division of Bago City	1,593,000	1,593,000
Division of Cadiz City	1,586,000	1,586,000
Division of Iloilo City	2,699,000	2,699,000
Division of Kabankalan City	1,519,000	1,519,000
Division of La Carlota City	973,000	973,000
Division of Roxas City	4,257,000	4,257,000
Division of Sagay City	1,018,000	1,018,000
Division of San Carlos City	1,605,000	1,605,000
Division of Silay City	3,011,000	3,011,000

Region VII - Central Visayas	152,222,000	152,222,000

Regional Office - VII	43,253,000	43,253,000
Division of Bohol	21,648,000	21,648,000
Division of Cebu Province	27,138,000	27,138,000
Division of Negros Oriental	17,578,000	17,578,000
Division of Siquijor	3,753,000	3,753,000
Division of Bogo City	476,000	476,000
Division of Carcar City	3,804,000	3,804,000
Division of Cebu City	10,315,000	10,315,000
Division of Danao City	2,973,000	2,973,000
Division of Dumaguete City	2,726,000	2,726,000

APRIL 29, 2019	OFFICIAL GAZETTE	217
DEPARTMENT OF EDUCATION

Division of Guihulngan City	1,519,000	1,519,000
Division of lapu-lapu City	3,636,000	3,636,000
Division of Mandaue City	4,212,000	4,212,000
Division of Tagbilaran City	1,519,000	1,519,000
Division of Talisay City	2,854,000	2,854,000
Division of Tanjay City	1,813,000	1,813,000
Division of Toledo City	3,005,000	3,005,000

Region VIII - Eastern Visayas	63,641,000	63,641,000

Regional Office - VIII	41,425,000	41,425,000
Division of Biliran	4,229,000	4,229,000
Division of Eastern Samar	2,234,000	2,234,000
Division of Leyte	7,043,000	7,043,000
Division of Samar	2,174,000	2,174,000
Division of Southern Leyte	2,153,000	2,153,000
Division of Catbalogan City	1,519,000	1,519,000
Division of Ormoc City	967,000	967,000
Division of Tacloban City	1,897,000	1,897,000

Region IX - Zamboanga Peninsula	83,140,000	83,140,000

Regional Office - IX	26,520,000	26,520,000
Division of Zamboanga del Norte	18,383,000	18,383,000
Division of Zamboanga del Sur	16,958,000	16,958,000
Division of Zamboanga Sibugay	3,677,000	3,677,000
Division of Dapitan City	1,593,000	1,593,000
Division of Dipolog City	3,627,000	3,627,000
Division of Isabela City	2,496,000	2,496,000
Division of Pagadian City	3,679,000	3,679,000
Division of Zamboanga City	6,207,000	6,207,000

Region X - Northern Mindanao	82,883,000	82,883,000

Regional Office - X	32,491,000	32,491,000
Division of Bukidnon	17,513,000	17,513,000
Division of Camiguin	951,000	951,000
Division of Lanao del Norte	3,134,000	3,134,000
Division of Misamis Occidental	3,716,000	3,716,000
Division of Misamis Oriental	3,079,000	3,079,000
Division of Cagayan de Oro City	3,690,000	3,690,000
Division of El Salvador City	983,000	983,000
Division of Gingoog City	3,019,000	3,019,000
Division of Iligan City	2,488,000	2,488,000
Division of Malaybalay City	2,036,000	2,036,000
Division of Oroquieta City	1,632,000	1,632,000
Division of Ozamiz City	3,605,000	3,605,000
Division of Tangub City	1,519,000	1,519,000
Division of Valencia City	3,027,000	3,027,000

Region XI - Davao	103,254,000	103,254,000

Regional Office - XI	32,568,000	32,568,000
Division of Compastela Valley	8,608,000	8,608,000
Division of Davao del Norte	6,898,000	6,898,000
Division of Davao del Sur	12,668,000	12,668,000

218	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Davao Occidental	2,380,000		2,380,000
Division of Davao Oriental	3,651,000		3,651,000
Division of Davao City	18,110,000		18,110,000
Division of Digos City	3,538,000		3,538,000
Division of Island Garden City of Samal	3,054,000		3,054,000
Division of Mati City	5,193,000		5,193,000
Division of Panabo City	3,036,000		3,036,000
Division of Tagum City	3,550,000		3,550,000

Region XII - SOCCSKSARGEN	74,772,000		74,772,000

Regional Office - XII	29,964,000		29,964,000
Division of Cotabato	18,164,000		18,164,000
Division of Sarangani	2,472,000		2,472,000
Division of South Cotabato	4,635,000		4,635,000
Division of Sultan Kudarat	3,721,000		3,721,000
Division of Cotabato City	3,117,000		3,117,000
Division of General Santos City	3,613,000		3,613,000
Division of Kidapawan City	4,599,000		4,599,000
Division of Koronadal City	3,536,000		3,536,000
Division of Tacurong City	951,000		951,000

Region XIII - CARAGA	68,124,000		68,124,000

Regional Office - XIII	30,060,000		30,060,000
Division of Agusan del Morte	5,222,000		5,222,000
Division of Agusan del Sur	6,122,000		6,122,000
Division of Dinagat Island	2,396,000		2,396,000
Division of Siargao	1,570,000		1,570,000
Division of Surigao del Morte	4,515,000		4,515,000
Division of Surigao del Sur	3,691,000		3,691,000
Division of Bayugan City	1,586,000		1,586,000
Division of Bislig City	3,078,000		3,078,000
Division of Butuan City	3,688,000		3,688,000
Division of Cabadbaran City	1,011,000		1,011,000
Division of Surigao City	3,663,000		3,663,000
Division of Tandag City	1,522,000		1,522,000
Building Partnerships and Linkages Program	7,400,000	174,843,000	182,243,000

National Capital Region (NCR)	7,400,000	174,843,000	182,243,000

Central Office	7,400,000	174,843,000	182,243,000
Legal Service and Development of Education-Related Laws and Rules	12,699,000	69,460,000	82,159,000

National Capital Region (NCR)	12,699,000	69,460,000	82,159,000

Central Office	12,699,000	69,460,000	82,159,000
Child Protection Program		8,499,000	8,499,000

National Capital Region (NCR)		8,499,000	8,499,000

Central Office		8,499,000	8,499,000

APRIL 29, 2019	OFFICIAL GAZETTE	219
DEPARTMENT OF EDUCATION

Disaster Preparedness and Response Program	4,127,000	422,786,000	20,700,000	447,613,000

National Capital Region (NCR)	4,127,000	422,786,000	20,700,000	447,613,000

Central Office	4,127,000	422,786,000	20,700,000	447,613,000
Organizational and Professional Development for Non-school/LCs personnel	109,755,000	211,552,000		321,307,000

National Capital Region (NCR)	27,142,000	211,552,000		238,694,000

Central Office	22,839,000	211,552,000		234,391,000
Regional Office - NCR	4,303,000			4,303,000
Region I - Ilocos	5,877,000			5,877,000

Regional Office - I	5,877,000			5,877,000
Cordillera Administrative Region (CAR)	4,958,000			4,958,000

Regional Office - CAR	4,958,000			4,958,000
Region II - Cagayan Valley	5,526,000			5,526,000

Regional Office - II	5,526,000			5,526,000
Region III - Central Luzon	7,571,000			7,571,000

Regional Office - III	7,571,000			7,571,000
Region IVA - CALABARZON	7,435,000			7,435,000

Regional Office - IVA	7,435,000			7,435,000
Region IVB - MIMAROPA	4,966,000			4,966,000

Regional Office - IVA	4,966,000			4,966,000
Region V - Bicol	4,980,000			4,980,000

Regional Office - V	4,980,000			4,980,000
Region VI - Western Visayas	4,754,000			4,754,000

Regional Office - VI	4,754,000			4,754,000
Region VII - Central Visayas	6,396,000			6,396,000

Regional Office - VII	6,396,000			6,396,000
Region VIII - Eastern Visayas	5,340,000			5,340,000

Regional Office - VIII	5,340,000			5,340,000
Region IX - Zamboanga Peninsula	5,270,000			5,270,000

Regional Office - IX	5,270,000			5,270,000

220	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region X - Northern Mindanao	4,007,000			4,007,000

Regional Office - X	4,007,000			4,007,000
Region XI - Davao	5,342,000			5,342,000

Regional Office - XI	5,342,000			5,342,000
Region XII - SOCCSKSARGEN	4,314,000			4,314,000

Regional Office - XII	4,314,000			4,314,000
Region XIII - CARAGA	5,877,000			5,877,000

Regional Office - XIII	5,877,000			5,877,000

Sub-total, Support to Operations	2,047,599,000	1,541,728,000	23,200,000	3,612,527,000

Operations
Access of every Filipino to an enhanced basic education program enabling them to prepare for further education and the world of work achieved	363,381,775,000	76,787,593,000	42,556,523,000	482,725,891,000

EDUCATION POLICY DEVELOPMENT PROGRAM	7,176,506,000	750,701,000		7,927,207,000

National Assessment Systems for Basic Education	22,978,000	482,985,000		505,963,000

National Capital Region (NCR)	22,978,000	482,985,000		505,963,000

Central Office	22,978,000	482,985,000		505,963,000
Policy and Research Program	1,634,139,000	69,468,000		1,703,607,000

National Capital Region (NCR)	191,705,000	69,468,000		261,173,000

Central Office		69,468,000		69,468,000
Division of Caloocan	13,067,000			13,067,000
Division of Las Piñas	9,422,000			9,422,000
Division of Makati	8,256,000			8,256,000
Division of Malabon City	8,375,000			8,375,000
Division of Mandaluyong	7,321,000			7,321,000
Division of Manila	62,568,000			62,568,000
Division of Marikina	8,376,000			8,376,000
Division of Muntinlupa	8,358,000			8,358,000
Division of Parañaque	8,376,000			8,376,000
Division of Navotas City	8,693,000			8,693,000
Division of Pasay City	8,718,000			8,718,000
Division of Pasig City	11,012,000			11,012,000
Division of Quezon City	7,412,000			7,412,000
Division of San Juan City	4,373,000			4,373,000
Division of Taguig and Pateros	9,437,000			9,437,000
Division of Valenzuela	7,941,000			7,941,000

APRIL 29, 2019	OFFICIAL GAZETTE	221
DEPARTMENT OF EDUCATION

Region I - Ilocos	91,468,000	91,468,000

Division of Ilocos Norte	8,422,000	8,422,000
Division of Ilocos Sur	8,394,000	8,394,000
Division of La Union	8,434,000	8,434,000
Division of Pangasinan I	7,857,000	7,857,000
Division of Pangasinan II	7,952,000	7,952,000
Division of Alaminos City	4,364,000	4,364,000
Division of Batac City	4,364,000	4,364,000
Division of Candon City	4,364,000	4,364,000
Division of Dagupan City	7,723,000	7,723,000
Division of Laoag City	4,364,000	4,364,000
Division of San Carlos City	8,493,000	8,493,000
Division of San Fernando City	4,411,000	4,411,000
Division of Urdaneta City	7,921,000	7,921,000
Division of Vigan City	4,405,000	4,405,000

Cordillera Administrative Region (CAR)	65,383,000	65,383,000

Division of Abra	8,376,000	8,376,000
Division of Apayao	8,473,000	8,473,000
Division of Benguet	8,688,000	8,688,000
Division of Ifugao	8,607,000	8,607,000
Division of Kalinga	7,412,000	7,412,000
Division of Mt. Province	7,877,000	7,877,000
Division of Bagnio City	8,376,000	8,376,000
Division of Tabuk City	7,574,000	7,574,000

Region II - Cagayan Valley	64,221,000	64,221,000

Division of Batanes	4,466,000	4,466,000
Division of Cagayan	8,376,000	8,376,000
Division of Isabela	9,339,000	9,339,000
Division of Nueva Vizcaya	9,328,000	9,328,000
Division of Quirino	8,459,000	8,459,000
Division of Cauayan City	5,225,000	5,225,000
Division of Santiago City	5,276,000	5,276,000
Division of Tuguegarao City	9,354,000	9,354,000
Division of Ilagan City	4,398,000	4,398,000

Region III - Central Luzon	137,364,000	137,364,000

Division of Aurora	8,435,000	8,435,000
Division of Bataan	8,492,000	8,492,000
Division of Bulacan	8,461,000	8,461,000
Division of Nueva Ecija	7,174,000	7,174,000
Division of Pampanga	8,381,000	8,381,000
Division of Tarlac	7,174,000	7,174,000
Division of Zambales	8,376,000	8,376,000
Division of Angeles City	8,706,000	8,706,000
Division of Balanga City	4,439,000	4,439,000
Division of Cabanatuan City	7,819,000	7,819,000
Division of Gapan City	4,393,000	4,393,000
Division of Malolos City	8,391,000	8,391,000
Division of Muñoz Science City	4,397,000	4,397,000
Division of Olangapo City	8,472,000	8,472,000
Division of San Fernando City	7,497,000	7,497,000
Division of San Jose City	4,391,000	4,391,000
Division of San Jose del Monte City	6,519,000	6,519,000
Division of Tarlac City	8,376,000	8,376,000

222	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Division of Meycauayan City	4,406,000	4,406,000
Division of Mabalacat City	3,065,000	3,065,000

Region IVA - CALABARZON	136,282,000	136,282,000

Division of Batangas	8,523,000	8,523,000
Division of Cavite	6,972,000	6,972,000
Division of Laguna	7,412,000	7,412,000
Division of Quezon	7,833,000	7,833,000
Division of Rizal	6,978,000	6,978,000
Division of Antipolo City	8,493,000	8,493,000
Division of Batangas City	7,994,000	7,994,000
Division of Calamba City	7,148,000	7,148,000
Division of Cavite City	4,364,000	4,364,000
Division of Dasmariñas City	8,487,000	8,487,000
Division of Lipa City	8,523,000	8,523,000
Division of Lucena City	8,376,000	8,376,000
Division of San Pablo City	8,493,000	8,493,000
Division of Sta. Rosa City	7,257,000	7,257,000
Division of Tanauan City	8,391,000	8,391,000
Division of Tayabas City	5,034,000	5,034,000
Division of Bacoor City	4,424,000	4,424,000
Division of IMUS City	3,204,000	3,204,000
Division of Biñan City	8,376,000	8,376,000

Region IVB - MIMAROPA	83,925,000	83,925,000

Division of Marinduque	11,863,000	11,863,000
Division of Occidental Mindoro	8,500,000	8,500,000
Division of Oriental Mindoro	20,006,000	20,006,000
Division of Palawan	6,819,000	6,819,000
Division of Romblon	15,068,000	15,068,000
Division of Calapan City	10,044,000	10,044,000
Division of Puerto Princesa City	11,625,000	11,625,000

Region V - Bicol	108,015,000	108,015,000

Division of Albay	7,790,000	7,790,000
Division of Camarines Norte	8,391,000	8,391,000
Division of Camarines Sur	11,322,000	11,322,000
Division of Catanduanes	8,449,000	8,449,000
Division of Masbate	8,477,000	8,477,000
Division of Sorsogan	7,963,000	7,963,000
Division of Iriga City	3,729,000	3,729,000
Division of Legazpi City	8,480,000	8,480,000
Division of Ligao City	8,477,000	8,477,000
Division of Masbate City	8,493,000	8,493,000
Division of Naga City	9,453,000	9,453,000
Division of Sorsogon City	8,473,000	8,473,000
Division of Tabaco City	8,518,000	8,518,000

Region VI - Western Visayas	139,675,000	139,675,000

Division of Aklan	8,906,000	8,906,000
Division of Antique	7,887,000	7,887,000
Division of Capiz	8,376,000	8,376,000
Division of Guimaras	7,998,000	7,998,000
Division of Iloilo	8,432,000	8,432,000
Division of Negros Occidental	10,231,000	10,231,000
Division of Bacolod City	9,825,000	9,825,000

APRIL 29, 2019	OFFICIAL GAZETTE	223
DEPARTMENT OF EDUCATION

Division of Bago City	9,017,000	9,017,000
Division of Cadiz City	7,133,000	7,133,000
Division of Escalante City	4,408,000	4,408,000
Division of Iloilo City	7,857,000	7,857,000
Division of Kabankalan City	8,466,000	8,466,000
Division of La Carlota City	3,797,000	3,797,000
Division of Passi City	4,364,000	4,364,000
Division of Roxas City	8,472,000	8,472,000
Division of Sagay City	8,695,000	8,695,000
Division of San Carlos City	8,387,000	8,387,000
Division of Silay City	7,424,000	7,424,000
Region VII - Central Visayas	129,958,000	129,958,000

Division of Bohol	8,507,000	8,507,000
Division of Cebu Province	7,625,000	7,625,000
Division of Negros Oriental	21,593,000	21,593,000
Division of Siquijor	8,376,000	8,376,000
Division of Bais City	6,139,000	6,139,000
Division of Bayawan City	8,376,000	8,376,000
Division of Bogo City	4,382,000	4,382,000
Division of Carcar City	7,152,000	7,152,000
Division of Cebu City	4,219,000	4,219,000
Division of Danao City	2,914,000	2,914,000
Division of Dumaguete City	4,396,000	4,396,000
Division of Guihulngan City	4,511,000	4,511,000
Division of Lapu-lapu City	6,899,000	6,899,000
Division of Mandaue City	7,910,000	7,910,000
Division of Naga City	4,180,000	4,180,000
Division of Tagbilaran City	3,714,000	3,714,000
Division of Talisay City	5,084,000	5,084,000
Division of Tanjay City	4,384,000	4,384,000
Division of Toledo City	9,597,000	9,597,000

Region VIII - Eastern Visayas	74,592,000	74,592,000

Division of Biliran	11,120,000	11,120,000
Division of Eastern Samar	6,937,000	6,937,000
Division of Leyte	10,265,000	10,265,000
Division of Samar	8,169,000	8,169,000
Division of Southern Leyte	7,753,000	7,753,000
Division of Baybay City	4,364,000	4,364,000
Division of Borongan City	4,364,000	4,364,000
Division of Catbalogan City	7,900,000	7,900,000
Division of Maasin City	5,344,000	5,344,000
Division of Ormoc City	8,376,000	8,376,000

Region IX - Zamboanga Peninsula	63,607,000	63,607,000

Division of Zamboanga del Norte	8,485,000	8,485,000
Division of Zamboanga del Sur	8,387,000	8,387,000
Division of Zamboanga Sibugay	8,388,000	8,388,000
Division of Dapitan City	4,399,000	4,399,000
Division of Dipolog City	8,385,000	8,385,000
Division of Isabela City	8,464,000	8,464,000
Division of Pagadian City	8,622,000	8,622,000
Division of Zamboanga City	8,477,000	8,477,000

224	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region X - Northern Mindanao	101,895,000	101,895,000

Division of Bukidnon	8,649,000	8,649,000
Division of Camiguin	5,386,000	5,386,000
Division of Lanao del Norte	7,920,000	7,920,000
Division of Misamis Occidental	8,406,000	8,406,000
Division of Misamis Oriental	8,801,000	8,801,000
Division of Cagayan de Oro City	9,279,000	9,279,000
Division of El Salvador City	4,337,000	4,337,000
Division of Gingoog City	7,074,000	7,074,000
Division of Iligan City	7,755,000	7,755,000
Division of Malaybalay City	6,491,000	6,491,000
Division of Oroquieta City	5,494,000	5,494,000
Division of Ozamiz City	8,620,000	8,620,000
Division of Tangub City	4,364,000	4,364,000
Division of Valencia City	9,319,000	9,319,000

Region XI - Davao	86,599,000	86,599,000

Division of Compostela Valley	5,488,000	5,488,000
Division of Davao del Norte	10,119,000	10,119,000
Division of Davao del Sur	7,940,000	7,940,000
Division of Davao Occidental	8,376,000	8,376,000
Division of Davao Oriental	8,376,000	8,376,000
Division of Davao City	9,804,000	9,804,000
Division of Digos City	7,694,000	7,694,000
Division of Island Garden City of Samal	4,424,000	4,424,000
Division of Mati City	8,493,000	8,493,000
Division of Panabo City	8,100,000	8,100,000
Division of Tagum City	7,785,000	7,785,000

Region XII - SOCCSKSARGEN	72,892,000	72,892,000

Division of Cotabato	8,493,000	8,493,000
Division of Sarangani	8,428,000	8,428,000
Division of South Cotabato	8,493,000	8,493,000
Division of Sultan Kudarat	7,782,000	7,782,000
Division of Cotabato City	9,583,000	9,583,000
Division of General Santos City	8,376,000	8,376,000
Division of Kidapawan City	8,484,000	8,484,000
Division of Koronadal City	8,829,000	8,829,000
Division of Tacurong City	4,424,000	4,424,000

Region XIII - CARAGA	86,558,000	86,558,000

Division of Agusan del Norte	8,376,000	8,376,000
Division of Agusan del Sur	8,437,000	8,437,000
Division of Dinagat Island	8,422,000	8,422,000
Division of Siargao	8,503,000	8,503,000
Division of Surigao del Norte	7,339,000	7,339,000
Division of Surigao del Sur	8,391,000	8,391,000
Division of Bayugan City	4,388,000	4,388,000
Division of Bislig City	7,857,000	7,857,000
Division of Butuan City	8,391,000	8,391,000
Division of Cabadbaran City	4,364,000	4,364,000
Division of Surigao City	7,694,000	7,694,000
Division of Tandag City	4,396,000	4,396,000

APRIL 29, 2019	OFFICIAL GAZETTE	225
DEPARTMENT OF EDUCATION

Basic Education Curriculum	88,110,000	109,535,000	197,645,000

National Capital Region (NCR)	88,110,000	109,535,000	197,645,000

Central Office	88,110,000	109,535,000	197,645,000
Curricular programs, learning management models, standards and strategy development	5,428,843,000		5,428,843,000

National Capital Region (NCR)	405,637,000		405,637,000

Regional Office - NCR	22,336,000		22,336,000
Division of Caloocan	25,483,000		25,483,000
Division of Las Piñas	21,718,000		21,718,000
Division of Makati	17,719,000		17,719,000
Division of Malabon City	23,122,000		23,122,000
Division of Mandaluyong	21,228,000		21,228,000
Division of Manila	44,983,000		44,983,000
Division of Marikina	23,041,000		23,041,000
Division of Muntinlupa	18,210,000		18,210,000
Division of Parañaque	22,728,000		22,728,000
Division of Navotas City	23,421,000		23,421,000
Division of Pasay City	23,383,000		23,383,000
Division of Pasig City	23,191,000		23,191,000
Division of Quezon City	42,573,000		42,573,000
Division of San Juan City	11,636,000		11,636,000
Division of Taguig and Pateros	19,047,000		19,047,000
Division of Valenzuela	21,818,000		21,818,000

Region I - Ilocos	334,528,000		334,528,000

Regional Office - I	24,740,000		24,740,000
Division of Ilocos Norte	23,176,000		23,176,000
Division of Ilocos Sur	23,491,000		23,491,000
Division of La Union	23,470,000		23,470,000
Division of Pangasinan I	46,389,000		46,389,000
Division of Pangasinan II	46,821,000		46,821,000
Division of Alaminos City	12,884,000		12,884,000
Division of Batac City	12,747,000		12,747,000
Division of Candon City	14,157,000		14,157,000
Division of Dagupan City	21,262,000		21,262,000
Division of Laoag City	12,888,000		12,888,000
Division of San Carlos City	23,318,000		23,318,000
Division of San Fernando City	13,072,000		13,072,000
Division of Urdaneta City	23,178,000		23,178,000
Division of Vigan City	12,935,000		12,935,000

Cordillera Administrative Region (CAR)	201,449,000		201,449,000

Regional Office - CAR	22,318,000		22,318,000
Division of Abra	22,199,000		22,199,000
Division of Apayao	23,029,000		23,029,000
Division of Benguet	23,524,000		23,524,000
Division of Ifugao	21,354,000		21,354,000
Division of Kalinga	21,841,000		21,841,000
Division of Mt. Province	22,648,000		22,648,000
Division of Bagnio City	21,766,000		21,766,000
Division of Tabuk City	22,770,000		22,770,000

226	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Region II - Cagayan Valley	238,059,000	238,059,000

Regional Office - II	21,628,000	21,628,000
Division of Batanes	12,471,000	12,471,000
Division of Cagayan	47,089,000	47,089,000
Division of Isabela	46,507,000	46,507,000
Division of Nueva Vizcaya	22,331,000	22,331,000
Division of Quirino	23,368,000	23,368,000
Division of Cauayan City	15,765,000	15,765,000
Division of Santiago City	12,904,000	12,904,000
Division of Tuguegarao City	23,279,000	23,279,000
Division of Ilagan City	12,717,000	12,717,000

Region III - Central Luzon	514,565,000	514,565,000

Regional Office - III	23,415,000	23,415,000
Division of Aurora	23,495,000	23,495,000
Division of Bataan	23,318,000	23,318,000
Division of Bulacan	44,926,000	44,926,000
Division of Nueva Ecija	50,219,000	50,219,000
Division of Pampanga	46,550,000	46,550,000
Division of Tarlac	46,730,000	46,730,000
Division of Zambales	22,995,000	22,995,000
Division of Angeles City	21,668,000	21,668,000
Division of Balanga City	13,970,000	13,970,000
Division of Cabanatuan City	23,330,000	23,330,000
Division of Gapan City	13,263,000	13,263,000
Division of Malolos City	23,056,000	23,056,000
Division of Muñoz Science City	12,839,000	12,839,000
Division of Olongapo City	23,022,000	23,022,000
Division of San Fernando City	22,639,000	22,639,000
Division of San Jose City	12,858,000	12,858,000
Division of San Jose del Monte City	21,051,000	21,051,000
Division of Tarlac City	22,789,000	22,789,000
Division of Meycauayan City	10,923,000	10,923,000
Division of Mabalacat City	11,509,000	11,509,000

Region IVA - CALABARZON	567,843,000	567,843,000

Regional Office - IVA	25,805,000	25,805,000
Division of Batangas	47,917,000	47,917,000
Division of Cavite	45,474,000	45,474,000
Division of Laguna	47,347,000	47,347,000
Division of Quezon	75,971,000	75,971,000
Division of Rizal	44,711,000	44,711,000
Division of Antipolo City	22,871,000	22,871,000
Division of Batangas City	23,859,000	23,859,000
Division of Calamba City	21,673,000	21,673,000
Division of Cavite City	14,906,000	14,906,000
Division of Dasmariñas City	22,526,000	22,526,000
Division of Lipa City	23,896,000	23,896,000
Division of Lucena City	23,147,000	23,147,000
Division of San Pablo City	22,144,000	22,144,000
Division of Sta. Rosa City	22,357,000	22,357,000
Division of Tanauan City	22,105,000	22,105,000
Division of Tayabas City	12,899,000	12,899,000
Division of Bacoor City	12,680,000	12,680,000
Division of Imus City	11,670,000	11,670,000
Division of Biñan City	22,890,000	22,890,000
Division of Cabuyao City	995,000	995,000

APRIL 29, 2019	OFFICIAL GAZETTE	227
DEPARTMENT OF EDUCATION

Region IVB - MIMAROPA	209,156,000	209,156,000

Regional Office - IVB	20,572,000	20,572,000
Division of Marinduque	23,359,000	23,359,000
Division of Occidental Mindoro	23,042,000	23,042,000
Division of Oriental Mindoro	26,332,000	26,332,000
Division of Palawan	47,731,000	47,731,000
Division of Romblon	23,326,000	23,326,000
Division of Calapan City	23,295,000	23,295,000
Division of Puerto Princesa City	21,499,000	21,499,000

Region V - Bicol	405,955,000	405,955,000

Regional Office - V	26,010,000	26,010,000
Division of Albay	45,825,000	45,825,000
Division of Camarines Norte	22,244,000	22,244,000
Division of Camarines Sur	69,391,000	69,391,000
Division of Catanduanes	23,413,000	23,413,000
Division of Masbate	46,583,000	46,583,000
Division of Sorsogon	24,581,000	24,581,000
Division of Iriga City	12,956,000	12,956,000
Division of Legazpi City	23,388,000	23,388,000
Division of Ligao City	23,248,000	23,248,000
Division of Masbate City	23,289,000	23,289,000
Division of Naga City	18,464,000	18,464,000
Division of Sorsogon City	23,199,000	23,199,000
Division of Tabaco City	23,364,000	23,364,000

Region VI - Western Visayas	469,252,000	469,252,000

Regional Office - VI	19,977,000	19,977,000
Division of Aklan	22,670,000	22,670,000
Division of Antique	23,298,000	23,298,000
Division of Capiz	23,265,000	23,265,000
Division of Guimaras	24,121,000	24,121,000
Division of Iloilo	74,227,000	74,227,000
Division of Negros Occidental	45,063,000	45,063,000
Division of Bacolod City	22,303,000	22,303,000
Division of Bago City	23,203,000	23,203,000
Division of Cadiz City	20,272,000	20,272,000
Division of Escalante City	13,868,000	13,868,000
Division of Iloilo City	23,940,000	23,940,000
Division of Kabankalan City	23,111,000	23,111,000
Division of La Carlota City	12,755,000	12,755,000
Division of Passi City	12,139,000	12,139,000
Division of Roxas City	22,550,000	22,550,000
Division of Sagay City	22,139,000	22,139,000
Division of San Carlos City	22,090,000	22,090,000
Division of Silay City	18,261,000	18,261,000

Region VII - Central Visayas	468,913,000	468,913,000

Regional Office - VII	25,110,000	25,110,000
Division of Bohol	48,303,000	48,303,000
Division of Cebu Province	66,767,000	66,767,000
Division of Negros Oriental	47,130,000	47,130,000
Division of Siquijor	21,871,000	21,871,000
Division of Bais City	13,205,000	13,205,000

228	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Bayawan City	19,478,000	19,478,000
Division of Bogo City	12,752,000	12,752,000
Division of Carcar City	19,266,000	19,266,000
Division of Cebu City	24,168,000	24,168,000
Division of Danao City	27,661,000	27,661,000
Division of Dumaguete City	15,151,000	15,151,000
Division of Guihulngan City	11,990,000	11,990,000
Division of Lapu-lapu City	16,078,000	16,078,000
Division of Mandaue City	21,462,000	21,462,000
Division of Naga City	11,647,000	11,647,000
Division of Tagbilaran City	14,275,000	14,275,000
Division of Talisay City	15,391,000	15,391,000
Division of Tanjay City	14,607,000	14,607,000
Division of Toledo City	22,601,000	22,601,000

Region VIII - Eastern Visayas	246,554,000	246,554,000

Regional Office - VIII	30,281,000	30,281,000
Division of Biliran	21,219,000	21,219,000
Division of Eastern Samar	22,243,000	22,243,000
Division of Leyte	44,295,000	44,295,000
Division of Samar	23,056,000	23,056,000
Division of Southern Leyte	23,273,000	23,273,000
Division of Baybay City	12,717,000	12,717,000
Division of Borongan City	12,273,000	12,273,000
Division of Catbalogan city	22,551,000	22,551,000
Division of Maasin City	12,585,000	12,585,000
Division of Ormoc City	22,061,000	22,061,000

Region IX - Zamboanga Peninsula	253,977,000	253,977,000

Regional Office - IX	24,153,000	24,153,000
Division of Zamboanga del Norte	50,901,000	50,901,000
Division of Zamboanga del Sur	47,293,000	47,293,000
Division of Zamboanga Sibugay	23,592,000	23,592,000
Division of Dapitan City	14,806,000	14,806,000
Division of Dipolog City	23,374,000	23,374,000
Division of Isabela City	23,302,000	23,302,000
Division of Pagadian City	23,062,000	23,062,000
Division of Zamboanga City	23,494,000	23,494,000

Region X - Northern Mindanao	322,468,000	322,468,000

Regional Office - X	25,006,000	25,006,000
Division of Bukidnon	47,588,000	47,588,000
Division of Camiguin	14,183,000	14,183,000
Division of Lanao del Norte	23,086,000	23,086,000
Division of Misamis Occidental	22,985,000	22,985,000
Division of Misaims Oriental	23,712,000	23,712,000
Division of Cagayan de Oro City	22,950,000	22,950,000
Division of El Salvador City	13,742,000	13,742,000
Division of Gingoog City	21,233,000	21,233,000
Division of Iligan City	23,058,000	23,058,000
Division of Malaybalay City	17,098,000	17,098,000
Division of Oroquieta City	11,966,000	11,966,000
Division of Ozaniz City	23,164,000	23,164,000
Division of Tangub City	12,824,000	12,824,000
Division of Valencia City	19,873,000	19,873,000

APRIL 29, 2019	OFFICIAL GAZETTE	229
DEPARTMENT OF EDUCATION

Region XI - Davao	281,042,000		281,042,000

Regional Office - XI	24,251,000		24,251,000
Division of Compostela Valley	22,044,000		22,044,000
Division of Davao del Norte	23,433,000		23,433,000
Division of Davao del Sur	20,590,000		20,590,000
Division of Davao Occidental	18,776,000		18,776,000
Division of Davao Oriental	23,002,000		23,002,000
Division of Davao City	45,521,000		45,521,000
Division of Digos City	23,118,000		23,118,000
Division of Island Garden City of Samal	12,696,000		12,696,000
Division of Mati City	22,299,000		22,299,000
Division of Panabo City	22,154,000		22,154,000
Division of Tagum City	23,158,000		23,158,000

Region XII - SOCCSKSARGEN	240,341,000		240,341,000

Regional Office - XII	22,962,000		22,962,000
Division of Cotabato	46,661,000		46,661,000
Division of Sarangani	23,240,000		23,240,000
Division of South Cotabato	22,667,000		22,667,000
Division of Sultan Kudarat	21,314,000		21,314,000
Division of Cotabato City	22,695,000		22,695,000
Division of General Santos City	23,212,000		23,212,000
Division of Kidapawan City	21,271,000		21,271,000
Division of Koronadal City	23,324,000		23,324,000
Division of Tacurong City	12,995,000		12,995,000

Region XIII - CARAGA	269,104,000		269,104,000

Regional Office - XIII	24,710,000		24,710,000
Division of Agusan del Norte	20,904,000		20,904,000
Division of Agusan del Sur	21,878,000		21,878,000
Division of Dinagat Island	23,010,000		23,010,000
Division of Siargao	23,304,000		23,304,000
Division of Surigao del Norte	23,047,000		23,047,000
Division of Surigao del Sur	23,316,000		23,316,000
Division of Bayugan City	14,909,000		14,909,000
Division of Bislig City	23,574,000		23,574,000
Division of Butuan City	23,163,000		23,163,000
Division of Cabadbaran City	12,359,000		12,359,000
Division of Surigao City	22,183,000		22,183,000
Division of Tandag City	12,747,000		12,747,000
Development and Promotion of Campus Journalism		49,172,000	49,172,000

National Capital Region (NCR)		49,172,000	49,172,000

Central Office		49,172,000	49,172,000
National Literacy Policies and Programs	2,436,000	13,664,000	16,100,000

National Capital Region (NCR)	2,436,000	13,664,000	16,100,000

Central Office	2,436,000	13,664,000	16,100,000
Early Language Literacy and Numeracy		25,877,000	25,877,000

National Capital Region (NCR)		25,877,000	25,877,000

Central Office		25,877,000	25,877,000

230	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

BASIC EDUCATION INPUTS PROGRAM	32,149,878,000	4,228,204,000	41,348,773,000	77,726,855,000

Improvement and Acquisition of School Sites		11,453,000	150,000,000	161,453,000

National Capital Region (NCR)		11,453,000	150,000,000	161,453,000

Central Office		11,453,000	150,000,000	161,453,000

New School Personnel Positions	32,136,492,000	55,461,000		32,191,953,000

National Capital Region (NCR)	3,955,837,000	55,461,000		4,011,298,000

Central Office	538,936,000	55,461,000		594,397,000
Regional Office - (NCR)	3,416,901,000			3,416,901,000

Region I - I1ocos	1,414,558,000			1,414,558,000

Regional Office - I	1,414,558,000			1,414,558,000
Cordillera Administrative Region (CAR)	479,783,000			479,783,000

Regional Office - CAR	479,783,000			479,783,000
Region II - Cagayan Valley	1,005,281,000			1,005,281,000

Regional Office - II	1,005,281,000			1,005,281,000
Region III - Central Luzon	2,949,800,000			2,949,800,000

Regional Office - III	2,949,800,000			2,949,800,000
Region IVA - CALABARZON	4,352,586,000			4,352,586,000

Regional Office - IVA	4,352,586,000			4,352,586,000
Region IVB - MIMAROPA	1,282,797,000			1,282,797,000

Regional Office - IVB	1,282,797,000			1,282,797,000
Region V - Bicol	2,789,935,000			2,789,935,000

Regional Office - V	2,789,935,000			2,789,935,000
Region VI - Western Visayas	2,310,283,000			2,310,283,000

Regional Office - VI	2,310,283,000			2,310,283,000
Region VII - Central Visayas	3,278,142,000			3,278,142,000

Regional Office - VII	3,278,142,000			3,278,142,000
Region VIII - Eastern Visayas	1,905,783,000			1,905,783,000

Regional Office - VIII	1,905,783,000			1,905,783,000
Region IX - Zamboanga Peninsula	1,264,284,000			1,264,284,000

Regional Office - IX	1,264,284,000			1,264,284,000

APRIL 29, 2019	OFFICIAL GAZETTE	231
DEPARTMENT OF EDUCATION

Region X - Northern Mindanao	901,527,000			901,527,000

Regional Office - X	901,527,000			901,527,000
Region XI - Davao	1,770,844,000			1,770,844,000

Regional Office - XI	1,770,844,000			1,770,844,000
Region XII - SOCCSKSARGEN	1,434,032,000			1,434,032,000

Regional Office - XII	1,434,032,000			1,434,032,000
Region XIII - CARAGA	1,041,020,000			1,041,020,000

Regional Office - XIII	1,041,020,000			1,041,020,000
Learning Tools and Equipment			4,116,997,000	4,116,997,000

National Capital Region (NCR)			4,116,997,000	4,116,997,000

Central Office			4,116,997,000	4,116,997,000
Textbooks and other Instructional Materials		1,844,499,000		1,844,499,000

National Capital Region (NCR)		1,844,499,000		1,844,499,000

Central Office		1,844,499,000		1,844,499,000
Computerization Program	13,386,000	178,823,000	4,186,280,000	4,378,489,000

National Capital Region (NCR)	13,386,000	178,823,000	4,186,280,000	4,378,489,000

Central Office	13,386,000	178,823,000	4,186,280,000	4,378,489,000
Basic Education Facilities		2,137,968,000	28,835,048,000	30,973,016,000

National Capital Region (NCR)		2,137,968,000	28,835,048,000	30,973,016,000

Central Office		2,137,968,000	28,835,048,000	30,973,016,000
Conservation and restoration of Gabaldon and other heritage school buildings			2,060,448,000	2,060,448,000

National Capital Region (NCR)			2,060,448,000	2,060,448,000

Central Office			2,060,448,000	2,060,448,000
Quick Response Fund			2,000,000,000	2,000,000,000

National Capital Region (NCR)			2,000,000,000	2,000,000,000

Central Office			2,000,000,000	2,000,000,000
INCLUSIVE EDUCATION PROGRAM		1,223,813,000		1,223,813,000

Multigrade Education		26,201,000		26,201,000

National Capital Region (NCR)		26,201,000		26,201,000

Central Office		26,201,000		26,201,000

232	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Indigenous Peoples Education (IPEd) Program		130,433,000		130,433,000

National Capital Region (NCR)		130,433,000		130,433,000

Central Office		130,433,000		130,433,000
Flexible Learning Options (ADM/ALS/EiE)		707,316,000		707,316,000

National Capital Region (NCR)		707,316,000		707,316,000

Central Office		707,316,000		707,316,000
Madrasah Education Program		359,863,000		359,863,000

National Capital Region (NCR)		359,863,000		359,863,000

Central Office		359,863,000		359,863,000
SUPPORT TO SCHOOLS AND LEARNERS PROGRAM	324,034,993,000	68,634,512,000	1,203,750,000	393,873,255,000

School-Based Feeding Program (SBFP)		4,967,473,000		4,967,473,000

National Capital Region (NCR)		1,481,498,000		1,481,498,000

Central Office		1,133,479,000		1,133,479,000
Regional Office - NCR		348,019,000		348,019,000
Region I - I1ocos		178,714,000		178,714,000

Regional Office - I		178,714,000		178,714,000
Cordillera Administrative Region (CAR)		26,876,000		26,876,000

Regional Office - CAR		26,876,000		26,876,000
Region II - Cagayan Valley		90,923,000		90,923,000

Regional Office - II		90,923,000		90,923,000
Region III - Central Luzon		331,059,000		331,059,000

Regional Office - III		331,059,000		331,059,000
Region IVA - CALABARZON		550,755,000		550,755,000

Regional Office - IVA		550,755,000		550,755,000
Region IVB - MIMAROPA		184,291,000		184,291,000

Regional Office - IVB		184,291,000		184,291,000
Region V - Bicol		399,805,000		399,805,000

Regional Office - V		399,805,000		399,805,000
Region VI - Western Visayas		356,193,000		356,193,000

Regional Office - VI		356,193,000		356,193,000

APRIL 29, 2019	OFFICIAL GAZETTE	233
DEPARTMENT OF EDUCATION

Region VII - Central Visayas		261,325,000	261,325,000

Regional Office - VII		261,325,000	261,325,000
Region VIII - Eastern Visayas		203,193,000	203,193,000

Regional Office - VIII		203,193,000	203,193,000
Region IX - Zamboanga Peninsula		143,871,000	143,871,000

Regional Office - IX		143,871,000	143,871,000
Region X - northern Mindanao		256,126,000	256,126,000

Regional Office - X		256,126,000	256,126,000
Region XI - Davao		172,750,000	172,750,000

Regional Office - XI		172,750,000	172,750,000
Region XII - SOCCSKSARGEN		204,088,000	204,088,000

Regional Office - XII		204,088,000	204,088,000
Region XIII - CARAGA		126,006,000	126,006,000

Regional Office - XIII		126,006,000	126,006,000
Operation of Schools - Elementary (Kinder to Grade 6)	196,101,736,000	13,218,154,000	209,319,890,000

National Capital Region (NCR)	14,643,891,000	873,668,000	15,517,559,000

Central Office		100,000,000	100,000,000
Division of Caloocan	1,704,786,000	92,241,000	1,797,027,000
Division of Las Piñas	618,638,000	34,371,000	653,009,000
Division of Makati	612,834,000	32,634,000	645,468,000
Division of Malabon City	561,172,000	29,170,000	590,342,000
Division of Mandaluyong	372,008,000	27,744,000	399,752,000
Division of Manila	2,506,667,000	121,046,000	2,627,713,000
Division of Marikina	477,557,000	27,083,000	504,640,000
Division of Muntinlupa	540,290,000	28,532,000	568,822,000
Division of Parañaque	648,450,000	34,457,000	682,907,000
Division of Navotas City	388,533,000	19,020,000	407,553,000
Division of Pasay City	475,616,000	24,932,000	500,548,000
Division of Pasig City	816,044,000	46,359,000	862,403,000
Division of Quezon City	3,018,153,000	152,255,000	3,170,408,000
Division of San Juan City	120,863,000	6,353,000	127,216,000
Division of Taguig and Pateros	940,329,000	51,643,000	991,972,000
Division of Valenzuela	841,951,000	45,828,000	887,779,000

Region I - I1ocos	11,611,712,000	763,594,000	12,375,306,000

Division of I1ocos Norte	1,119,014,000	81,951,000	1,200,965,000
Division of I1ocos Sur	1,578,451,000	115,500,000	1,693,951,000
Division of La Union	1,487,242,000	95,811,000	1,583,053,000
Division of Pangasinan I	2,990,512,000	191,817,000	3,182,329,000
Division of Pangasinan II	2,422,380,000	157,125,000	2,579,505,000
Division of Alaminos City	200,352,000	13,023,000	213,375,000
Division of Batac City	115,084,000	7,847,000	122,931,000

234	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Candon City	128,854,000	8,517,000	137,371,000
Division of Dagupan City	327,258,000	18,571,000	345,829,000
Division of Laoag City	206,312,000	12,581,000	218,893,000
Division of San Carlos City	438,479,000	25,497,000	463,976,000
Division of San Fernando City	188,100,000	11,033,000	199,133,000
Division of Urdaneta City	289,598,000	17,604,000	307,202,000
Division of Vigan City	120,076,000	6,717,000	126,793,000

Cordillera Administrative Region (CAR)	4,730,739,000	359,152,000	5,089,891,000

Division of Abra	773,464,000	61,568,000	835,032,000
Division of Apayao	405,547,000	35,372,000	440,919,000
Division of Benguet	1,090,140,000	85,040,000	1,175,180,000
Division of Ifugao	673,218,000	50,999,000	724,217,000
Division of Kalinga	405,939,000	33,079,000	439,018,000
Division of Mt. Province	572,029,000	43,740,000	615,769,000
Division of Baguio City	490,184,000	26,844,000	517,028,000
Division of Tabuk City	320,218,000	22,510,000	342,728,000

Region II - Cagayan Valley	8,799,952,000	612,697,000	9,412,649,000

Division of Batanes	107,218,000	5,513,000	112,731,000
Division of Cagayan	2,741,662,000	192,476,000	2,934,138,000
Division of Isabela	2,958,328,000	207,928,000	3,166,256,000
Division of Nueva Vizcaya	1,198,411,000	88,734,000	1,287,145,000
Division of Quirino	576,818,000	42,484,000	619,302,000
Division of Cauayan City	297,555,000	19,986,000	317,541,000
Division of Santiago City	258,737,000	15,225,000	273,962,000
Division of Tuguegarao City	300,945,000	15,444,000	316,389,000
Division of Ilagan City	360,278,000	24,907,000	385,185,000

Region III - Central Luzon	19,634,818,000	1,263,555,000	20,898,373,000

Division of Aurora	562,209,000	40,375,000	602,584,000
Division of Bataan	1,199,651,000	76,186,000	1,275,837,000
Division of Bulacan	3,443,796,000	219,855,000	3,663,651,000
Division of Nueva Ecija	3,134,416,000	206,479,000	3,340,895,000
Division of Pampanga	2,857,304,000	183,887,000	3,041,191,000
Division of Tarlac	2,105,726,000	143,491,000	2,249,217,000
Division of Zambales	1,282,242,000	89,749,000	1,371,991,000
Division of Angeles City	597,554,000	35,339,000	632,893,000
Division of Balanga City	162,741,000	9,691,000	172,432,000
Division of Cabanatuan City	487,852,000	28,863,000	516,715,000
Division of Gapan City	238,506,000	13,714,000	252,220,000
Division of Malolos City	341,696,000	20,778,000	362,474,000
Division of Muñoz Science City	178,935,000	11,579,000	190,514,000
Division of Olongapo City	369,941,000	20,949,000	390,890,000
Division of San Fernando City	436,329,000	26,190,000	462,519,000
Division of San Jose City	273,260,000	17,708,000	290,968,000
Division of San Jose del Monte City	745,431,000	42,571,000	788,002,000
Division of Tarlac City	595,945,000	37,900,000	633,745,000
Division of Meycauayan City	267,914,000	16,415,000	284,329,000
Division of Mabalacat City	353,470,000	21,836,000	375,306,000

Region IVA - CALABARZON	21,294,335,000	1,392,642,000	22,686,977,000

Division of Batangas	3,278,441,000	225,577,000	3,504,018,000
Division of Cavite	2,676,203,000	172,892,000	2,849,095,000
Division of Laguna	2,019,683,000	155,407,000	2,175,090,000
Division of Quezon	3,661,865,000	264,841,000	3,926,706,000

APRIL 29, 2019	OFFICIAL GAZETTE	235
DEPARTMENT OF EDUCATION

Division of Rizal	2,644,101,000	167,795,000	2,811,896,000
Division of Antipolo City	976,142,000	57,266,000	1,033,408,000
Division of Batangas City	546,872,000	34,913,000	581,785,000
Division of Calamba City	605,498,000	37,540,000	643,038,000
Division of Cavite City	207,650,000	9,435,000	217,085,000
Division of Dasmariñas City	751,066,000	41,998,000	793,064,000
Division of Lipa City	531,731,000	33,952,000	565,683,000
Division of Lucena City	443,299,000	27,213,000	470,512,000
Division of San Pablo City	479,396,000	30,158,000	509,554,000
Division of Sta. Rosa City	377,867,000	22,481,000	400,348,000
Division of Tanauan City	289,251,000	19,795,000	309,046,000
Division of Tayabas City	171,170,000	11,687,000	182,857,000
Division of Bacoor City	542,152,000	31,160,000	573,312,000
Division of Imus City	415,285,000	25,751,000	441,036,000
Division of Biñan	352,853,000	22,781,000	375,634,000
Division of Cabuyao City	323,810,000		323,810,000

Region IVB - MIMAROPA	7,802,098,000	559,859,000	8,361,957,000

Division of Marinduque	700,091,000	50,469,000	750,560,000
Division of Occidental Mindoro	1,245,312,000	90,746,000	1,336,058,000
Division of Oriental Mindoro	1,891,011,000	130,656,000	2,021,667,000
Division of Palawan	2,278,228,000	176,309,000	2,454,537,000
Division of Romblon	921,041,000	61,881,000	982,922,000
Division of Calapan City	288,698,000	18,124,000	306,822,000
Division of Puerto Princesa City	477,717,000	31,674,000	509,391,000

Region V - Bicol	15,114,672,000	1,037,145,000	16,151,817,000

Division of Albay	2,133,849,000	150,174,000	2,284,023,000
Division of Camarines Norte	1,364,985,000	93,135,000	1,458,120,000
Division of Camarines Sur	4,059,550,000	291,230,000	4,350,780,000
Division of Catanduanes	990,064,000	61,949,000	1,052,013,000
Division of Masbate	2,497,521,000	175,509,000	2,673,030,000
Division of Sorsogon	1,822,987,000	128,170,000	1,951,157,000
Division of Iriga City	263,584,000	15,458,000	279,042,000
Division of Legazpi City	380,672,000	23,107,000	403,779,000
Division of Ligao City	284,803,000	19,001,000	303,804,000
Division of Masbate City	270,694,000	15,100,000	285,794,000
Division of Naga City	364,338,000	20,613,000	384,951,000
Division of Sorsogon City	396,011,000	25,374,000	421,385,000
Division of Tabaco City	285,614,000	18,325,000	303,939,000

Region VI - Western Visayas	16,994,289,000	1,164,677,000	18,158,966,000

Division of Aklan	1,331,121,000	94,561,000	1,425,682,000
Division of Antique	1,629,575,000	127,420,000	1,756,995,000
Division of Capiz	1,678,771,000	115,650,000	1,794,421,000
Division of Guimaras	428,518,000	28,872,000	457,390,000
Division of Iloilo	4,300,110,000	306,572,000	4,606,682,000
Division of Negros Occidental	3,261,486,000	223,733,000	3,485,219,000
Division of Bacolod City	777,279,000	46,996,000	824,275,000
Division of Bago City	339,664,000	19,925,000	359,589,000
Division of Cadiz City	344,916,000	21,394,000	366,310,000
Division of Escalante City	209,257,000	13,100,000	222,357,000
Division of Iloilo City	648,098,000	37,502,000	685,600,000
Division of Kabankalan City	417,938,000	28,275,000	446,213,000
Division of La Carlota City	177,668,000	10,388,000	188,056,000
Division of Passi City	200,650,000	13,281,000	213,931,000
Division of Roxas City	321,173,000	18,968,000	340,141,000

236	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Sagay City	329,700,000	21,478,000	351,178,000
Division of San Carlos City	343,800,000	21,031,000	364,831,000
Division of Silay City	254,565,000	15,531,000	270,096,000

Region VII - Central Visayas	15,649,539,000	1,048,050,000	16,697,589,000

Division of Bohol	3,344,610,000	246,794,000	3,591,404,000
Division of Cebu Province	4,719,420,000	315,969,000	5,035,389,000
Division of Negros Oriental	1,995,639,000	127,720,000	2,123,359,000
Division of Siquijor	260,464,000	18,295,000	278,759,000
Division of Bais City	202,519,000	13,301,000	215,820,000
Division of Bayawan City	293,077,000	23,666,000	316,743,000
Division of Bogo City	169,914,000	10,319,000	180,233,000
Division of Carcar City	227,710,000	15,273,000	242,983,000
Division of Cebu City	1,298,141,000	71,452,000	1,369,593,000
Division of Davao City	284,470,000	17,858,000	302,328,000
Division of Dumaguete City	207,108,000	11,309,000	218,417,000
Division of Guihulngan City	242,998,000	23,908,000	266,906,000
Division of Lapu-lapu City	649,416,000	38,243,000	687,659,000
Division of Mandaue City	476,725,000	27,299,000	504,024,000
Division of Naga City	160,490,000	13,459,000	173,949,000
Division of Tagbilaran City	173,489,000	9,073,000	182,562,000
Division of Talisay City	340,917,000	20,335,000	361,252,000
Division of Tanjay City	201,766,000	19,505,000	221,271,000
Division of Toledo City	400,666,000	24,272,000	424,938,000

Region VIII - Eastern Visayas	13,100,380,000	951,495,000	14,051,875,000

Division of Biliran	524,971,000	36,759,000	561,730,000
Division of Eastern Samar	1,316,751,000	101,625,000	1,418,376,000
Division of Leyte	3,999,605,000	291,737,000	4,291,342,000
Division of Northern Samar	2,001,985,000	139,917,000	2,141,902,000
Division of Samar	1,747,817,000	145,717,000	1,893,534,000
Division of Southern Leyte	1,007,266,000	73,997,000	1,081,263,000
Division of Baybay City	276,475,000	19,097,000	295,572,000
Division of Borongan City	205,638,000	13,799,000	219,437,000
Division of Calbayog City	600,955,000	40,279,000	641,234,000
Division of Catbalogan City	278,736,000	16,858,000	295,594,000
Division of Maasin City	243,118,000	16,159,000	259,277,000
Division of Ormoc City	433,967,000	29,882,000	463,849,000
Division of Tacloban City	463,096,000	25,669,000	488,765,000

Region IX - Zamboanga Peninsula	9,484,528,000	660,370,000	10,144,898,000

Division of Zamboanga del Norte	2,541,727,000	177,954,000	2,719,681,000
Division of Zamboanga del Sur	2,375,569,000	180,015,000	2,555,584,000
Division of Zamboanga Sibugay	1,698,395,000	123,233,000	1,821,628,000
Division of Dapitan City	234,184,000	14,982,000	249,166,000
Division of Dipolog City	279,170,000	17,058,000	296,228,000
Division of Isabela City	338,354,000	18,724,000	357,078,000
Division of Pagadian City	377,544,000	24,803,000	402,347,000
Division of Zamboanga City	1,639,585,000	103,601,000	1,743,186,000

Region X - Northern Mindanao	10,374,498,000	714,179,000	11,088,677,000

Division of Bukidnon	2,585,571,000	182,518,000	2,768,089,000
Division of Camiguin	249,672,000	16,840,000	266,512,000
Division of Lanao del Norte	1,345,389,000	101,023,000	1,446,412,000
Division of Misamis Occidental	951,188,000	73,611,000	1,024,799,000

APRIL 29, 2019	OFFICIAL GAZETTE	237
DEPARTMENT OF EDUCATION

Division of Misamis Oriental	1,674,736,000	113,814,000	1,788,550,000
Division of Cagayan de Oro City	994,445,000	58,955,000	1,053,400,000
Division of El Salvador City	92,210,000	6,423,000	98,633,000
Division of Gingoog City	343,564,000	22,857,000	366,421,000
Division of Iligan City	675,201,000	41,267,000	716,468,000
Division of Malaybalay City	346,149,000	25,857,000	372,006,000
Division of Oroquieta City	218,224,000	12,879,000	231,103,000
Division of Ozamiz City	298,503,000	18,505,000	317,008,000
Division of Tangub City	188,026,000	13,881,000	201,907,000
Division of Valencia City	411,620,000	25,749,000	437,369,000

Region XI - Davao	9,880,232,000	668,769,000	10,549,001,000

Division of Compostela Valley	1,562,740,000	114,576,000	1,677,316,000
Division of Davao del Norte	1,021,864,000	72,420,000	1,094,284,000
Division of Davao del Sur	1,848,298,000	74,327,000	1,922,625,000
Division of Davao Occidental	11,554,000	57,749,000	69,303,000
Division of Davao Oriental	633,822,000	82,599,000	716,421,000
Division of Davao City	2,608,046,000	162,092,000	2,770,138,000
Division of Digos City	306,197,000	19,332,000	325,529,000
Division of Island Garden City of Samal	240,345,000	16,869,000	257,214,000
Division of Mati City	899,736,000	21,454,000	921,190,000
Division of Panabo City	333,632,000	22,359,000	355,991,000
Division of Tagum City	413,998,000	24,992,000	438,990,000

Region XII - SOCCSKSARGEN	9,755,244,000	655,833,000	10,411,077,000

Division of Cotabato	2,915,946,000	207,033,000	3,122,979,000
Division of Sarangani	1,391,928,000	95,973,000	1,487,901,000
Division of South Cotabato	1,624,930,000	110,385,000	1,735,315,000
Division of Sultan Kudarat	1,571,274,000	107,780,000	1,679,054,000
Division of Cotabato City	410,247,000	22,126,000	432,373,000
Division of General Santos City	983,251,000	59,397,000	1,042,648,000
Division of Kidapawan City	304,869,000	20,579,000	325,448,000
Division of Koronadal City	324,632,000	20,431,000	345,063,000
Division of Tacurong City	228,167,000	12,129,000	240,296,000

Region XIII - CARAGA	7,230,809,000	492,469,000	7,723,278,000

Division of Agusan del Norte	793,185,000	52,729,000	845,914,000
Division of Agusan del Sur	1,700,547,000	122,086,000	1,822,633,000
Division of Dinagat Island	343,023,000	26,349,000	369,372,000
Division of Siargao	416,421,000	29,121,000	445,542,000
Division of Surigao del Norte	623,950,000	43,552,000	667,502,000
Division of Surigao del Sur	1,368,118,000	98,508,000	1,466,626,000
Division of Bayugan City	316,225,000	18,273,000	334,498,000
Division of Bislig City	266,727,000	15,964,000	282,691,000
Division of Butuan City	741,960,000	44,560,000	786,520,000
Division of Cabadbaran City	161,452,000	10,455,000	171,907,000
Division of Surigao City	347,448,000	21,739,000	369,187,000
Division of Tandag City	151,753,000	9,133,000	160,886,000
Operation of Schools - Junior
High School (Grade 7 to Grade 10)	100,469,022,000	9,704,882,000	110,173,904,000

National Capital Region (NCR)	11,327,535,000	1,009,348,000	12,336,883,000

Central Office		100,000,000	100,000,000

238	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Caloocan	1,355,636,000	109,537,000	1,465,173,000

Division Office - Proper	351,948,000	34,373,000	386,321,000
Baesa High School	40,023,000	2,875,000	42,898,000
Bagong Barrio National High School	47,086,000	3,794,000	50,880,000
Bagong Silang High School	92,368,000	7,335,000	99,703,000
Bagumbong High School (Main)	72,992,000	4,599,000	77,591,000
Caloocan High School	129,905,000	9,419,000	139,324,000
Camarin High School (Main)	120,775,000	10,187,000	130,962,000
Caybiga High School	47,536,000	3,418,000	50,954,000
Deparo High School (Main)	39,732,000	3,116,000	42,848,000
Kalayaan National High School	100,972,000	6,734,000	107,706,000
M.B. Asistio, Sr. High School	63,456,000	5,390,000	68,846,000
M.B. Asistio, Sr. High School Unit 1	27,313,000	2,812,000	30,125,000
Manuel L. Quezon High School	54,759,000	4,102,000	58,861,000
Pangarap High School	30,745,000	2,024,000	32,769,000
Tala High School	110,896,000	7,468,000	118,364,000
Talipapa High School	25,130,000	1,891,000	27,021,000
Division of Las Piñas	475,368,000	39,900,000	515,268,000

Division Office - Proper	51,127,000	14,338,000	65,465,000
CAA National High School	106,750,000	5,446,000	112,196,000
Golden Acres National High School (Las Piñas National High School - Golden Acres Annex)	48,367,000	4,185,000	52,552,000
Las Piñas East High School (Main)	111,196,000	6,243,000	117,439,000
Las Piñas National High School (Main)	114,269,000	6,469,000	120,738,000
Las Piñas North National High School	43,659,000	3,219,000	46,878,000
Division of Makati	507,745,000	42,044,000	549,789,000

Division Office - Proper		1,596,000	1,596,000
Bangkal High School	34,694,000	2,868,000	37,562,000
Benigno “Ninoy” Aquino High School	94,340,000	9,056,000	103,396,000
Fort Bonifacio High School	135,584,000	9,231,000	144,815,000
General Pio del Pilar National High School	40,588,000	3,457,000	44,045,000
Makati High School	68,480,000	4,753,000	73,233,000
Makati West High School (Makati Science High School)	25,228,000	1,878,000	27,106,000
Pitogo High School	52,549,000	4,509,000	57,058,000
San Antonio National High School	31,635,000	2,608,000	34,243,000
San Isidro National High School	24,647,000	2,088,000	26,735,000
Division of Malabon City	340,036,000	26,954,000	366,990,000

Division Office - Proper	74,445,000	8,967,000	83,412,000
Malabon National High School	85,710,000	5,470,000	91,180,000
Panghulo National High School	28,535,000	2,296,000	30,831,000
Potrero National High School	31,291,000	2,089,000	33,380,000
Tañong National High School	17,973,000	1,385,000	19,358,000
Tinajeros National High School	60,793,000	3,996,000	64,789,000
Tugatog National High School	41,289,000	2,751,000	44,040,000
Division of Mandaluyong	385,913,000	40,690,000	426,603,000

Division Office - Proper	110,711,000	14,146,000	124,857,000
Andres Bonifacio Integrated School	32,426,000	3,627,000	36,053,000
Bonifacio Javier National High School	33,120,000	3,410,000	36,530,000
Eulogio Rodriguez Integrated School	28,992,000	4,019,000	33,011,000

APRIL 29, 2019	OFFICIAL GAZETTE	239
DEPARTMENT OF EDUCATION

Highway Hills Integrated School	34,078,000	4,143,000	38,221,000
Isaac Lopez Integrated School	21,098,000	3,046,000	24,144,000
Jose Fabella Memorial High School	72,670,000	3,723,000	76,393,000
Mandaluyong High School	52,818,000	4,576,000	57,394,000

Division of Manila	1,684,772,000	125,957,000	1,810,729,000

Division Office - Proper	33,048,000	3,113,000	36,161,000
Antonio Maceda Integrated School	39,361,000	2,250,000	41,611,000
Antonio Villegas Vocational High School	36,865,000	3,252,000	40,117,000
Carlos P. Garcia High School	34,751,000	2,557,000	37,308,000
Cayetano Arellano High School	67,910,000	5,100,000	73,010,000
Claro M. Recto High School	32,247,000	2,275,000	34,522,000
Doña Teodora Alonzo High School	34,258,000	2,227,000	36,485,000
Dr. Juan Nolasco High School	61,492,000	4,469,000	65,961,000
Elpidio Quirino High School	44,958,000	2,978,000	47,936,000
Esteban Abada High School	41,030,000	3,008,000	44,038,000
Eulogio Rodriguez Vocational High School (EARIST Vocational HS)	42,229,000	3,189,000	45,418,000
F. G. Calderon Integrated School	49,208,000	3,611,000	52,819,000
Florentino Torres High School (Torres High School)	94,250,000	6,813,000	101,063,000
Gen. Emilio Aguinaldo Integrated School	18,815,000	1,409,000	20,224,000
Gregorio Perfecto High School	47,107,000	3,084,000	50,191,000
I. Villamor High School	43,658,000	3,471,000	47,129,000
Jose Abad Santos High School	81,201,000	5,696,000	86,897,000
Jose P. Laurel High School	50,134,000	3,710,000	53,844,000
Lakan Dula High School	78,445,000	5,736,000	84,181,000
M. Araullo High School (Araullo High School)	87,680,000	6,551,000	94,231,000
Manila High School	37,950,000	3,102,000	41,052,000
Manila Science High School	36,767,000	2,593,000	39,360,000
Manuel A. Roxas High School	62,648,000	5,140,000	67,788,000
Manuel L. Quezon High School	44,448,000	3,288,000	47,736,000
Mariano Marcos Memorial High School	57,537,000	4,350,000	61,887,000
Pres. Sergio Osmeña, Sr. High School	35,087,000	2,509,000	37,596,000
Rajah Soliman Science and Technology High School	58,253,000	4,784,000	63,037,000
Ramon C. Avancena High School	25,949,000	2,085,000	28,034,000
Ramon Magsaysay High School	103,958,000	7,534,000	111,492,000
T. Paez Integrated School	50,608,000	3,738,000	54,346,000
Tondo High School	64,962,000	5,652,000	70,614,000
Valeriano Fugoso Memorial High School	19,412,000	1,491,000	20,903,000
Victoriano Mapa High School	68,546,000	5,192,000	73,738,000

Division of Marikina	486,216,000	37,521,000	523,737,000

Division Office - Proper	266,330,000	20,833,000	287,163,000
Malanday National High School	32,107,000	2,683,000	34,790,000
Marikina High School	69,707,000	5,013,000	74,720,000
Parang High School	52,738,000	4,088,000	56,826,000
Sta. Elena High School	65,334,000	4,904,000	70,238,000

Division of Muntinlupa	371,859,000	35,309,000	407,168,000

Division Office - Proper	43,770,000	10,048,000	53,818,000
Muntinlupa Business High School (Pedro E. Diaz High School-Buli Annex)	74,898,000	4,588,000	79,486,000
Muntinlupa National High School	153,277,000	9,060,000	162,337,000
Pedro E. Diaz High School	99,914,000	11,613,000	111,527,000

240	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Parañaque	486,213,000	44,046,000	530,259,000

Division Office - Proper	163,165,000	20,245,000	183,410,000
Baclaran National High School	23,342,000	1,741,000	25,083,000
Dr. Arcadio Santos National High School (Main)	49,582,000	4,227,000	53,809,000
Parañaque National High School (Main)	250,124,000	17,833,000	267,957,000

Division of Navotas City	229,104,000	17,633,000	246,737,000

Division Office - Proper	764,000	614,000	1,378,000
Kaunlaran High School	60,514,000	4,377,000	64,891,000
Navotas National High School	57,659,000	3,988,000	61,647,000
San Rafael Technological and Vocational High School	22,139,000	2,328,000	24,467,000
San Roque National High School	42,370,000	2,996,000	45,366,000
Tangos National High School	27,575,000	1,777,000	29,352,000
Tanza National High School	19,083,000	1,553,000	19,636,000

Division of Pasay City	395,433,000	30,366,000	425,799,000

Division Office - Proper	17,958,000	4,523,000	22,481,000
Kalayaan National High School	42,785,000	3,433,000	46,218,000
Pasay City East High School	68,285,000	4,678,000	72,963,000
Pasay City North High School	62,481,000	2,453,000	64,934,000
Pasay City South High School	61,717,000	4,393,000	66,110,000
Pasay City West High School	79,793,000	5,459,000	85,252,000
Philippine National School for the Blind (Philippine School for the Blind)	16,327,000	2,133,000	18,460,000
Philippine School for the Deaf	46,087,000	3,294,000	49,381,000

Division of Pasig City	708,913,000	65,052,000	773,965,000

Division Office - Proper	104,725,000	11,307,000	116,032,000
Eusebio High School (Rizal High School - Rosario)	50,680,000	4,657,000	55,337,000
Kapitolyo High School (Rizal High School-Kapitolyo)	26,543,000	2,237,000	28,780,000
Manggahan High School (Rizal High School - Manggahan Annex)	64,561,000	5,523,000	70,084,000
Pinagbuhatan High School (Rizal High School - Pinagbuhatan)	61,811,000	5,065,000	66,876,000
Rizal Experimental Station & Pilot School of Cottage Industries (RESPSCI)	51,065,000	7,319,000	58,384,000
Rizal High School (Main)	137,643,000	11,472,000	149,115,000
Sagad High School (Rizal High School - Sagad)	37,464,000	3,252,000	40,716,000
San Joaquin / Kalawaan High School	66,297,000	5,523,000	71,820,000
Santolan High School (Rizal High School-Santolan)	38,021,000	3,118,000	41,139,000
Sta. Lucia High School	70,103,000	5,579,000	75,682,000

Division of Quezon City	2,489,899,000	180,998,000	2,670,897,000

Division Office - Proper	2,000	537,000	539,000
Bagong Silangan High School	72,870,000	5,561,000	78,431,000
Balara High School	34,700,000	2,634,000	37,334,000
Balingasa High School	16,877,000	1,782,000	18,659,000
Camp Crame High School	13,584,000	995,000	14,579,000
Camp Gen. Emilio Aguinaldo High School	34,909,000	2,685,000	37,594,000
Carlos L. Albert High School	57,868,000	4,485,000	62,353,000
Carlos P. Garcia High School	15,564,000	1,336,000	16,900,000
Commonwealth High School	137,623,000	8,958,000	146,581,000

APRIL 29, 2019	OFFICIAL GAZETTE	241
DEPARTMENT OF EDUCATION

Corazon C. Aquino National High School	188,488,000	13,367,000	201,855,000
Culiat High School	49,385,000	3,400,000	52,785,000
Don Alejandro Roces, Sr. Science and Technology High School	29,996,000	2,533,000	32,529,000
Don Quintin Paredes High School	8,197,000	868,000	9,065,000
Doña Josefa Jara Martinez Vocational High School	27,208,000	2,029,000	29,237,000
Doña Rosario High School	44,294,000	4,235,000	48,529,000
Ernesto Rondon High School (Project 6 High School)	57,693,000	4,156,000	61,849,000
Eulogio Rodriguez, Jr. High School	45,474,000	3,280,000	48,754,000
Flora A. Ylagan High School	27,361,000	1,916,000	29,277,000
Holy Spirit National High School	56,763,000	3,838,000	60,601,000
Ismael Mathay, Sr. High School (GSIS Village High School)	53,309,000	3,952,000	57,261,000
Jose P. Laurel, Sr. High School	28,822,000	2,168,000	30,990,000
Juan Sumulong High School	34,523,000	2,125,000	36,648,000
Judge Feliciano Belmonte, Sr. High School	66,831,000	5,222,000	72,053,000
Judge Juan Luna High School	44,073,000	2,944,000	47,017,000
Justice Cecilia Muñoz-Palma High School	106,359,000	7,754,000	114,113,000
Krus na Ligas High School	35,825,000	2,311,000	38,136,000
Lagro High School (Main)	98,599,000	6,619,000	105,218,000
Maligaya High School	51,088,000	3,667,000	54,755,000
Manuel Roxas High School	29,386,000	2,334,000	31,720,000
Masambong High School	18,146,000	1,712,000	19,858,000
New Era High School	54,999,000	4,039,000	59,038,000
NOH School for the Crippled Children	24,749,000	1,893,000	26,642,000
North Fairview High School	86,144,000	6,026,000	92,170,000
Novaliches High School (Main)	94,536,000	5,943,000	100,479,000
Ponciano Bernardo High School	18,846,000	1,288,000	20,134,000
Pugad Lawin High School	20,008,000	1,695,000	21,703,000
Quezon City High School	64,811,000	4,241,000	69,052,000
Quezon City Science High School	34,060,000	3,866,000	37,926,000
Quirino High School	60,155,000	4,164,000	64,319,000
Ramon Magsaysay (Cubao) High School	103,578,000	6,291,000	109,869,000
San Bartolome High School	111,490,000	7,632,000	119,122,000
San Francisco High School (Don Mariano Marcos High School)	90,714,000	7,269,000	97,983,000
San Jose High School	17,406,000	1,344,000	18,750,000
Sauyo High School (Pasong Tamo High School)	60,328,000	4,647,000	64,975,000
Sergio Osmeña, Sr. High School (Main)	45,686,000	2,841,000	48,527,000
Sta. Lucia High School	59,708,000	4,191,000	63,899,000
Tandang Sora National High School	56,864,000	4,225,000	61,089,000

Division of San Juan City	53,067,000	3,854,000	56,921,000

San Juan National High School	53,067,000	3,854,000	56,921,000

Division of Taguig and Pateros	641,054,000	54,952,000	696,006,000

Division Office - Proper	94,174,000	17,126,000	111,300,000
Bagumbayan National High School	52,475,000	4,194,000	56,669,000
Gen. Ricardo G. Papa, Sr. Memorial High School, Main	62,820,000	3,319,000	66,139,000
Pateros National High School	61,039,000	3,464,000	64,503,000
Sen. Renato “Compañero” Cayetano Memorial Science and Technology High School	12,064,000	1,247,000	13,311,000
Signal Village National High School (Signal Village High School)	154,780,000	10,427,000	165,207,000
Taguig National High School	42,466,000	3,065,000	45,531,000
Tipas National High School	30,466,000	2,146,000	32,612,000

242	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Upper Bicutan National High School	63,001,000	4,940,000	67,941,000
Western Bicutan National High School	67,769,000	5,024,000	72,793,000

Division of Valenzuela	716,307,000	54,535,000	770,842,000

Division Office - Proper	171,430,000	16,378,000	187,808,000
Bignay National High School	36,175,000	3,289,000	39,464,000
Caruhatan National High School	29,546,000	1,940,000	31,486,000
Dalandanan National High School	84,013,000	5,528,000	89,541,000
General T. De Leon National High School	86,136,000	5,922,000	92,058,000
Lawang Bato National High School	36,910,000	2,848,000	39,758,000
Malinta National High School	50,870,000	3,486,000	54,356,000
Mapulang Lupa High School	25,805,000	1,506,000	27,311,000
Maysan National High School	43,101,000	3,085,000	46,186,000
Parada National High School	23,619,000	1,552,000	25,171,000
Polo National High School	74,930,000	5,204,000	80,134,000
Valenzuela National High School (Main)	53,772,000	3,797,000	57,569,000

Region I - Ilocos	6,373,443,000	555,931,000	6,929,374,000

Division of Ilocos Norte	486,044,000	45,510,000	531,554,000

Division Office - Proper	113,297,000	16,465,000	129,762,000
Bacarra National Comprehensive High School	40,856,000	2,988,000	43,844,000
Bangui National High School	15,112,000	1,132,000	16,244,000
Burgos Agro-Industrial School	16,992,000	1,178,000	18,170,000
Cadaratan National High School	8,215,000	805,000	9,020,000
Caestebanan National High School	5,750,000	499,000	6,249,000
Caribquib National High School	6,326,000	491,000	6,817,000
Catagtaguen National High School	7,549,000	666,000	8,215,000
Currimao National High School	13,828,000	623,000	14,451,000
Davila National High School	8,294,000	743,000	9,037,000
Dingras National High School & Lt. Edgar Foz Memorial National High School	23,152,000	1,355,000	24,507,000
Dumalneg National High School	4,059,000	571,000	4,630,000
Ilocos Norte Agricultural College	32,911,000	2,115,000	35,026,000
Luzong National High School	7,185,000	868,000	8,053,000
Marcos National High School	13,232,000	1,197,000	14,429,000
Nagrebcan National High School	6,311,000	582,000	6,893,000
Nueva Era National High School	8,892,000	839,000	9,731,000
Pagsanahan National High School	6,626,000	554,000	7,180,000
Pagudpud National High School	13,229,000	1,064,000	14,293,000
Paoay National High School	14,030,000	1,323,000	15,353,000
Pasaleng National High School	6,376,000	705,000	7,081,000
Piddig National High School	12,089,000	1,077,000	13,166,000
Pinili National High School	13,288,000	1,364,000	14,652,000
San Nicolas National High School	33,783,000	2,224,000	36,007,000
Sarrat National High School	24,152,000	1,779,000	25,931,000
Solsona National High School	19,031,000	1,265,000	20,296,000
Sta. Rosa National High School	11,479,000	1,038,000	12,517,000

Division of Ilocos Sur	523,714,000	52,141,000	575,855,000

Division Office - Proper	245,639,000	28,795,000	274,434,000
Burgos National High School	12,876,000	1,075,000	13,951,000
Cabugao National High School	14,993,000	1,270,000	16,263,000
Cervantes National High School	13,556,000	1,209,000	14,765,000
Lussoc National High School	15,179,000	1,451,000	16,630,000
Magsingal National High School	13,249,000	1,270,000	14,519,000

APRIL 29, 2019	OFFICIAL GAZETTE	243
DEPARTMENT OF EDUCATION

Naglaoa-an National High School	12,408,000	937,000	13,345,000
Narvacan National Central High School	42,933,000	3,543,000	46,476,000
San Juan National High School	23,720,000	1,805,000	25,525,000
Sinait National High School	41,010,000	3,133,000	44,143,000
Sta. Maria National High School	20,982,000	1,992,000	22,974,000
Suyo National High School	11,937,000	1,075,000	13,012,000
Tagudin National High School	39,628,000	3,199,000	42,827,000
Teodoro Hernaez National High School	15,604,000	1,387,000	16,991,000

Division of La Union	814,722,000	72,810,000	887,532,000

Division Office - Proper	374,655,000	42,052,000	416,707,000
Aringay National High School	31,538,000	2,232,000	33,770,000
Bacnotan National High School	44,798,000	2,827,000	47,625,000
Castor Z. Concepcion Memorial National High School	21,188,000	1,682,000	22,870,000
Damortis National High School	17,526,000	1,278,000	18,804,000
Don E. De Guzman Memorial National High School	44,461,000	3,100,000	47,561,000
Don Eufemio F. Eriguel Memorial National High School	35,738,000	2,617,000	38,355,000
Doña Francisca Lacsamana Viuda de Ortega Memorial National High School	35,680,000	2,548,000	38,228,000
Luna National High School	39,444,000	1,588,000	41,032,000
Naguilian National High School	45,176,000	2,866,000	48,042,000
President Elpidio Quirino National High School	30,227,000	1,918,000	32,145,000
Regional Science High School, La Union	9,308,000	2,205,000	11,513,000
Rosario Integrated School	33,604,000	2,453,000	36,057,000
San Gabriel Vocational High School	13,834,000	995,000	14,829,000
Sto. Rosario National High School	16,334,000	1,156,000	17,490,000
Tubao National High School	21,211,000	1,293,000	22,504,000

Division of Pangasinan I	1,787,062,000	151,589,000	1,938,651,000

Division Office - Proper	690,338,000	73,238,000	763,576,000
Agno National High School	30,173,000	1,823,000	31,996,000
Anda National High School	15,998,000	1,007,000	17,005,000
Balingasay National High School	12,236,000	1,063,000	13,299,000
Bangan Oda National High School	9,342,000	748,000	10,090,000
Bani National High School (San Jose)	14,825,000	1,120,000	15,945,000
Basista National High School	36,100,000	2,500,000	38,600,000
Bayambang National High School (Bayambang)	101,663,000	6,775,000	108,438,000
Binabalian National High School	14,119,000	1,126,000	15,245,000
Binmaley School of Fisheries (Pangasinan College of Fisheries)	28,371,000	2,042,000	30,413,000
Balinao School of Fisheries	18,093,000	1,222,000	19,315,000
Bued National High School	20,456,000	1,387,000	21,843,000
Burgos National High School	22,583,000	1,441,000	24,024,000
Calasiao Comprehensive National High School	70,165,000	5,079,000	75,244,000
Dacap Norte National High School	15,866,000	1,265,000	17,131,000
Daniel Maramba National High School	57,301,000	4,027,000	61,328,000
Dulag National High School	18,532,000	1,237,000	19,769,000
Dumpay National High School	16,955,000	1,122,000	18,077,000
Eguia National High School	13,451,000	1,048,000	14,499,000
Enrico T. Prado National High School	20,267,000	1,411,000	21,678,000
Estanza National High School	14,826,000	1,074,000	15,900,000
Irene Rayos Ombac National High School	25,449,000	1,654,000	27,103,000
Labrador National High School	31,060,000	2,189,000	33,249,000
Lasip National High School	16,935,000	1,188,000	18,123,000
Macarang National High School	17,631,000	1,537,000	19,168,000
Malasiqui National High School	56,150,000	3,686,000	59,836,000
Mangatarem National High School	52,350,000	4,217,000	56,567,000

244	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Mapandan National High School	33,246,000	2,674,000	35,920,000
Olea National High School	12,873,000	1,173,000	14,046,000
Pangasinan National High School	95,643,000	6,126,000	101,769,000
Pangasinan School of Arts and Trades	34,221,000	2,972,000	37,193,000
Parayao National High School	19,834,000	1,321,000	21,155,000
Payas National High School	10,958,000	1,007,000	11,965,000
Pilar National High School	14,239,000	1,061,000	15,300,000
Polong National High School	33,712,000	2,334,000	36,046,000
Salomague National High School	14,463,000	921,000	15,384,000
Sual National High School	34,766,000	2,415,000	37,181,000
Tococ National High School	12,687,000	1,077,000	13,764,000
Urbiztondo National High School	19,207,000	1,370,000	20,577,000
Zaragoza National High School	9,978,000	912,000	10,890,000

Division of Pangasinan II	1,502,806,000	124,751,000	1,627,557,000

Division Office - Proper	493,062,000	53,382,000	546,444,000
Amamperez Agro-Industrial High School	8,608,000	738,000	9,346,000
Angela Valdez Ramos National High School	22,323,000	1,504,000	23,827,000
Antonio P. Villar National High School	16,469,000	1,301,000	17,770,000
Arboleda National High School	10,685,000	1,003,000	11,688,000
Artacho National High School	12,132,000	978,000	13,110,000
Balungao National High School	18,095,000	1,469,000	19,564,000
Bautista National High School	29,929,000	2,505,000	32,434,000
Benigno V. Aldana National High School	51,471,000	3,757,000	55,228,000
Bobonan National High School	9,581,000	802,000	10,383,000
Cipriano Primicias Memorial National High School	23,283,000	1,883,000	25,166,000
David National High School	10,179,000	851,000	11,030,000
Don Ramon E. Costales Memorial National High School	52,123,000	3,436,000	55,559,000
Eastern Pangasinan Agricultural College	31,673,000	2,227,000	33,900,000
Guiling-Coliling National High School	13,060,000	1,078,000	14,138,000
Juan G. Macaraeg National High School	57,864,000	3,634,000	61,498,000
Laoac National High School	19,930,000	1,516,000	21,446,000
Lobong National High School	16,384,000	1,270,000	17,654,000
Luciano Millan National High School	29,949,000	2,133,000	32,082,000
Mabilao National High School	12,504,000	1,133,000	13,637,000
Manaoag National High School	65,319,000	4,319,000	69,638,000
Mangaldan National High School	107,818,000	7,237,000	115,055,000
Mataas na Paaralang Juan C. Laya	40,702,000	2,794,000	43,496,000
Natividad National High School	12,035,000	1,158,000	13,193,000
Pindangan National High School, Alcala	12,845,000	855,000	13,700,000
Rosales National High School	68,252,000	4,250,000	72,502,000
San Fabian National High School	56,953,000	3,583,000	60,536,000
San Jacinto National High School	41,364,000	2,787,000	44,151,000
San Nicolas East National High School	13,118,000	1,069,000	14,187,000
San Quintin National High School	25,825,000	1,904,000	27,729,000
Tayug National High School	61,644,000	3,883,000	65,527,000
Toboy National High School	12,200,000	896,000	13,096,000
Umingan Central National High School	45,427,000	3,416,000	48,843,000

Division of Alaminos City	111,378,000	9,982,000	121,360,000

Division Office - Proper	23,778,000	2,555,000	26,333,000
Alaminos National High School	54,545,000	4,439,000	58,984,000
Alos National High School	12,088,000	1,028,000	13,116,000
San Vicente National High School	9,622,000	911,000	10,533,000
Telbang National High School	11,345,000	1,049,000	12,394,000

APRIL 29, 2019	OFFICIAL GAZETTE	245
DEPARTMENT OF EDUCATION

Division of Batac City	40,254,000	4,239,000	44,493,000

Division Office - Proper	10,073,000	1,225,000	11,298,000
Batac National High School and Baay Bungon National High School	8,185,000	1,019,000	9,204,000
City of Batac National High School Poblacion	21,996,000	1,995,000	23,991,000

Division of Candon City	77,584,000	6,072,000	83,656,000

Division Office - Proper	31,638,000	3,023,000	34,661,000
Candon National High School	45,946,000	3,049,000	48,995,000

Division of Dagupan City	186,223,000	16,417,000	202,640,000

Division Office - Proper	45,163,000	5,427,000	50,590,000
Bonuan Boquig National High School	35,187,000	2,520,000	37,707,000
Dagupan City National High School	85,151,000	6,714,000	91,865,000
Judge Jose de Venecia, Sr. Technical-Vocational Secondary School	20,722,000	1,756,000	22,478,000

Division of Laoag City	146,656,000	12,843,000	159,499,000

Division Office - Proper	3,674,000	1,932,000	5,606,000
Gabu National High School	9,180,000	1,204,000	10,384,000
Ilocos Norte College of Arts and Trades	60,085,000	3,970,000	64,055,000
Ilocos Norte National High School	61,776,000	4,816,000	66,592,000
Ilocos Norte Regional School of Fisheries	11,941,000	921,000	12,862,000

Division of San Carlos City	242,314,000	20,728,000	263,042,000

Division Office - Proper	103,154,000	10,732,000	113,886,000
Abanon National High School	23,515,000	1,491,000	25,006,000
Pangalangan National High School	15,359,000	1,187,000	16,546,000
Speaker Eugenio Perez National Agricultural High School	64,377,000	4,481,000	68,858,000
Tandoc National High School	19,356,000	1,410,000	20,766,000
Turac National High School	16,553,000	1,427,000	17,980,000

Division of San Fernando City	116,114,000	10,587,000	126,701,000

Division Office - Proper	24,099,000	4,942,000	29,041,000
La Union National High School	92,015,000	5,645,000	97,660,000

Division of Urdaneta City	227,330,000	19,519,000	246,849,000

Division Office - Proper	111,389,000	11,046,000	122,435,000
Badipa National High School	14,245,000	1,209,000	15,454,000
Lananpin National High School	12,979,000	1,148,000	14,127,000
Palina East National High School	14,969,000	1,110,000	16,079,000
Urdaneta National High School	73,748,000	5,006,000	78,754,000

Division of Vigan City	111,242,000	8,743,000	119,985,000

Division Office - Proper	15,706,000	1,604,000	17,310,000
Ilocos Sur National High School	95,536,000	7,139,000	102,675,000

Cordillera Administrative Region (CAR)	2,140,309,000	198,843,000	2,339,152,000

Division of Abra	263,838,000	25,389,000	289,227,000

246	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division Office - Proper	162,641,000	18,255,000	180,896,000
Abra High School	41,390,000	3,184,000	44,574,000
Cristina B. Gonzales Memorial High School	21,995,000	1,379,000	23,374,000
Mataragan National Agricultural High School	6,983,000	441,000	7,424,000
Northern Abra National High School	17,070,000	1,166,000	18,236,000
Pilar Rural High School	13,759,000	964,000	14,723,000

Division of Apayao	162,217,000	18,562,000	180,779,000

Division Office - Proper	112,040,000	15,838,000	127,878,000
Apayao National Industrial and Agricultural High School	14,940,000	851,000	15,791,000
Conner Central National High School	22,291,000	861,000	23,152,000
Flora National High School	12,946,000	1,012,000	13,958,000

Division of Benguet	462,897,000	43,057,000	505,954,000

Division Office - Proper	226,184,000	27,432,000	253,616,000
Alejo M. Pacalso Memorial National High School	14,837,000	1,140,000	15,977,000
Atok National High School	15,919,000	799,000	16,718,000
Benguet National High School	50,690,000	3,355,000	54,045,000
Buguias National High School	8,728,000	590,000	9,318,000
Governor Bado Dangwa Agro-Industrial School	25,222,000	2,052,000	27,274,000
Kamora National High School	13,573,000	934,000	14,507,000
Kibungan National High School	9,860,000	681,000	10,541,000
Lepanto National High School	22,201,000	1,232,000	23,433,000
Mankayan National High School	20,635,000	1,227,000	21,862,000
Tuba National High School, Nangalisan	15,145,000	1,217,000	16,362,000
Tublay School of Home Industries	39,903,000	2,398,000	42,301,000

Division of Ifugao	218,285,000	21,905,000	240,190,000

Division Office - Proper	145,480,000	16,775,000	162,255,000
Banaue National High School	10,954,000	603,000	11,557,000
Hingyon National High School	7,527,000	499,000	8,026,000
Lawig National High School	15,478,000	929,000	16,407,000
Mayoyao National High School	7,777,000	524,000	8,301,000
Namillangan National High School	9,970,000	768,000	10,738,000
Sta. Maria National High School	21,099,000	1,807,000	22,906,000

Division of Kalinga	169,594,000	16,471,000	186,065,000

Division Office - Proper	107,929,000	12,245,000	120,174,000
Balbalan Agricultural and Industrial School	13,357,000	1,795,000	15,152,000
Pinukpuk Vocational School	20,700,000	931,000	21,631,000
Rizal National School of Arts and Trades	15,735,000	951,000	16,686,000
Tanudan Vocational School	11,873,000	549,000	12,422,000

Division of Mt. Province	330,556,000	30,065,000	360,621,000

Division Office - Proper	210,675,000	22,294,000	232,969,000
Antadao National High School	5,316,000	432,000	5,748,000
Bacarri National Trade-Agricultural School	5,486,000	737,000	6,223,000
Eastern Bontoc National Agricultural Vocational High School	11,060,000	555,000	11,615,000
Guinzadan National High School	10,949,000	684,000	11,633,000
Mt. Province General Comprehensive High School	31,178,000	1,548,000	32,726,000
Natonin National High School	7,469,000	506,000	7,975,000
Panabungen School of Arts, Trades and Home Industries	4,957,000	478,000	5,435,000

APRIL 29, 2019	OFFICIAL GAZETTE	247
DEPARTMENT OF EDUCATION

Paracelis National High School	10,693,000	833,000	11,526,000
Paracelis Technical and Vocational High School	17,262,000	974,000	18,236,000
Tadian School of Arts and Trades	15,511,000	1,024,000	16,535,000

Division of Baguio City	368,065,000	29,942,000	398,007,000

Division Office - Proper	81,424,000	10,970,000	92,394,000
Baguio City National High School	147,468,000	9,403,000	156,871,000
Guisad Valley National High School	19,155,000	1,379,000	20,534,000
Irisan National High School	22,232,000	1,730,000	23,962,000
Magsaysay National High School	20,047,000	1,285,000	21,332,000
Mil-an National High School	14,430,000	1,339,000	15,769,000
Pines City National High School	52,396,000	2,880,000	55,276,000
Roxas National High School	10,913,000	956,000	11,869,000

Division of Tabuk City	164,857,000	13,452,000	178,309,000

Division Office - Proper	63,624,000	7,280,000	70,904,000
Kalinga National High School	37,267,000	1,629,000	38,896,000
Tabuk National High School	53,879,000	3,922,000	57,801,000
Tuga National High School	10,087,000	621,000	10,708,000

Region II - Cagayan Valley	4,250,587,000	380,080,000	4,630,667,000

Division of Batanes	79,773,000	5,258,000	85,031,000

Division Office - Proper	25,696,000	2,316,000	28,012,000
Batanes National Science High School (Batanes National High School)	24,165,000	1,375,000	25,540,000
Itbayat National Agricultural High School	14,333,000	829,000	15,162,000
Sabtang National School of Fisheries	15,579,000	738,000	16,317,000

Division of Cagayan	1,268,719,000	108,171,000	1,376,890,000

Division Office - Proper	796,281,000	75,781,000	872,062,000
Abulug National Rural and Vocational High School	15,096,000	995,000	16,091,000
Abulug School of Fisheries	13,139,000	881,000	14,020,000
Alcala Rural School	13,522,000	815,000	14,337,000
Allacapan Vocational High School	30,060,000	1,937,000	31,997,000
Amulung National High School	19,427,000	1,410,000	20,837,000
Aparri School of Arts and Trades	20,924,000	1,795,000	22,719,000
Baggao National Agricultural School	26,441,000	1,822,000	28,263,000
Bukig National Agricultural and Technical School	20,843,000	1,438,000	22,281,000
Camalaniugan High School	34,592,000	2,451,000	37,043,000
Claveria Rural and Vocational School	15,574,000	972,000	16,546,000
Claveria School of Arts and Trades	28,606,000	1,949,000	30,555,000
Enrile Vocational High School	32,864,000	1,955,000	34,819,000
Gattaran National Trade School	22,173,000	1,718,000	23,891,000
Itawes National Agriculture and Technological School	24,321,000	1,273,000	25,594,000
Pamplona National School of Fisheries	13,525,000	822,000	14,347,000
Peñablanca National High School	26,437,000	1,873,000	28,310,000
Sanchez Mira School of Arts and Trades	23,522,000	1,853,000	25,375,000
Solana Fresh Water and Fisheries School	20,197,000	1,257,000	21,454,000
Sta. Ana Fishery National High School	19,303,000	1,825,000	21,128,000
Tuao Vocational and Technical School	20,727,000	1,341,000	22,068,000
Western Cagayan School of Arts and Trades	31,145,000	2,008,000	33,153,000

248	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Isabela	1,430,926,000	136,188,000	1,567,114,000

Division Office - Proper	525,388,000	66,482,000	591,870,000
Addalam Region High School	5,730,000	449,000	6,179,000
Alfreda Albano National High School	19,860,000	1,581,000	21,441,000
Alicia National High School, Paddad	27,179,000	2,308,000	29,487,000
Angadanan High School	11,002,000	924,000	11,926,000
Benito Soliven National High School	17,459,000	1,499,000	18,958,000
Cabatuan National High School - Main	23,148,000	1,944,000	25,092,000
Cagasat High School	16,814,000	1,006,000	17,820,000
Calanigan National High School	10,786,000	1,014,000	11,800,000
Caliguian National High School	13,878,000	1,094,000	14,972,000
Callang National High School - Main	18,389,000	1,377,000	19,766,000
Delfin Albano High School (Main)	43,113,000	2,957,000	46,070,000
Dibuluan National High School	12,679,000	800,000	13,479,000
Don Mariano Marcos National High School	20,049,000	1,385,000	21,434,000
Doña Aurora National High School - Main	44,638,000	3,354,000	47,992,000
Gamu Rural School	32,506,000	1,680,000	34,186,000
Isabela School of Fisheries	17,024,000	1,227,000	18,251,000
Jones Rural School	32,904,000	2,000,000	34,904,000
Lalauanan High School	14,408,000	1,141,000	15,549,000
Luna National High School	17,421,000	1,497,000	18,918,000
Mabini National High School	10,769,000	908,000	11,677,000
Muñoz National High School - Main	16,690,000	1,374,000	18,064,000
Naguilian National High School	21,282,000	1,697,000	22,979,000
Palanan National High School	11,410,000	1,028,000	12,438,000
Quezon National High School - Main	15,445,000	1,402,000	16,847,000
Quirino National High School - Main	15,103,000	1,313,000	16,416,000
Ramon National High School	19,412,000	1,300,000	20,712,000
Raniag High School	21,696,000	1,705,000	23,401,000
Regional Science High School (Tumauini National High School - NSEC Regional Science High School)	11,160,000	2,305,000	13,465,000
Reina Mercedes Vocational and Industrial School	33,813,000	2,315,000	36,128,000
Rizal Region National High School, Alicia, Isabela	11,727,000	1,023,000	12,750,000
Roxas National High School	37,613,000	2,703,000	40,316,000
Salinungan National High School	18,809,000	1,699,000	20,508,000
San Agustin National High School	8,822,000	777,000	9,599,000
San Antonio National High School, Delfin Albano	14,469,000	1,290,000	15,759,000
San Isidro National High School	21,680,000	1,438,000	23,118,000
San Jose National High School	12,182,000	980,000	13,162,000
San Mariano National High School - Main	33,784,000	1,771,000	35,555,000
San Mateo Vocational and Industrial School	26,156,000	2,354,000	28,510,000
San Pablo National High School	17,111,000	1,209,000	18,320,000
Sandiat National High School	12,011,000	931,000	12,942,000
Santa Maria National High School - Main	21,997,000	1,711,000	23,708,000
St. Paul Vocational and Industrial High School	20,456,000	1,395,000	21,851,000
Sto. Tomas National High School	28,460,000	1,853,000	30,313,000
Tumauini National High School	27,132,000	2,479,000	29,611,000
Ugad High School	17,362,000	1,509,000	18,871,000
Division of Nueva Vizcaya	527,129,000	45,440,000	572,569,000

Division Office - Proper	173,010,000	18,708,000	191,718,000
Alfonso Castañeda National High School	12,403,000	1,295,000	13,698,000
Aritao National High School	31,383,000	2,415,000	33,798,000
Bagabag National High School	19,996,000	1,903,000	21,899,000
Bambang National High School	40,527,000	3,151,000	43,678,000
Bintawan National High School	23,220,000	1,696,000	24,916,000

APRIL 29, 2019	OFFICIAL GAZETTE	249
DEPARTMENT OF EDUCATION

Bonfal National High School	10,806,000	929,000	11,735,000
Diadi National High School	21,064,000	1,624,000	22,688,000
Dupax del Sur National High School	12,612,000	962,000	13,574,000
Kasibu National Agricultural School	14,635,000	1,237,000	15,872,000
Lamo National High School	20,355,000	1,198,000	21,553,000
Nansiakan National High School	10,103,000	675,000	10,778,000
Nueva Vizcaya General Comprehensive High School	57,497,000	3,886,000	61,383,000
Quezon National High School	18,714,000	1,323,000	20,037,000
Salinas National High School	7,413,000	567,000	7,980,000
Solano High School	42,245,000	3,133,000	45,378,000
Uddiawan National High School	11,146,000	738,000	11,884,000

Division of Quirino	284,886,000	27,761,000	312,647,000

Division Office - Proper	132,683,000	15,474,000	148,157,000
Cabarroguis National School of Arts and Trades	17,656,000	2,163,000	19,819,000
Diffun National High School	34,289,000	2,388,000	36,677,000
Maddela Comprehensive High School	25,982,000	2,189,000	28,171,000
Pinaripad National High School	14,890,000	1,297,000	16,187,000
Quirino General High School, Main Campus	26,867,000	1,784,000	28,651,000
Saguday National High School	21,870,000	1,577,000	23,447,000
Victoria High School (Aglipay National High School - Victoria Annex)	10,649,000	889,000	11,538,000

Division of Cauayan City	135,659,000	14,089,000	149,748,000

Division Office - Proper	58,980,000	7,986,000	66,966,000
Cauayan City National High School	65,914,000	5,235,000	71,149,000
Villaluna National High School (Isabela National High School - Villaluna Annex)	10,765,000	868,000	11,633,000

Division of Santiago City	130,055,000	11,767,000	141,822,000

Division Office - Proper	10,147,000	4,151,000	14,298,000
Cabulay High School	13,335,000	962,000	14,297,000
Divisoria High School	20,737,000	1,364,000	22,101,000
Rizal National High School	24,874,000	1,616,000	26,490,000
Santiago City National High School	60,962,000	3,674,000	64,636,000

Division of Tuguegarao City	199,759,000	13,716,000	213,475,000

Division Office - Proper	29,933,000	3,140,000	33,073,000
Cagayan National High School	138,023,000	7,900,000	145,923,000
Gosi National High School	13,394,000	1,109,000	14,503,000
Linao National High School	18,409,000	1,567,000	19,976,000

Division of Ilagan City	193,681,000	17,690,000	211,371,000

Division Office - Proper	63,269,000	8,257,000	71,526,000
Ilagan West National High School	13,020,000	941,000	13,961,000
Isabela National High School	72,061,000	4,548,000	76,609,000
Isabela School of Arts and Trades	34,051,000	3,005,000	37,056,000
San Antonio Agricultural High School	11,280,000	939,000	12,219,000

Region III - Central Luzon	11,174,410,000	996,763,000	12,171,173,000

Division of Aurora	312,646,000	30,968,000	343,614,000

Division Office - Proper	153,561,000	18,182,000	171,743,000
Aurora National High School	16,604,000	1,014,000	17,618,000

250	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Baler National High School	23,129,000	1,925,000	25,054,000
Casiguran National High School	14,972,000	1,212,000	16,184,000
Dilasag National High School	11,680,000	1,023,000	12,703,000
Dingalan National High School	15,044,000	1,272,000	16,316,000
Ditumabo National High School	13,087,000	1,078,000	14,165,000
J.C. Angara Memorial National High School (Dinalungan National High School)	10,743,000	1,131,000	11,874,000
Lual National High School	19,355,000	1,418,000	20,773,000
Ma. Aurora National High School	18,043,000	1,280,000	19,323,000
Mucdol National High School	16,428,000	1,433,000	17,861,000

Division of Bataan	715,417,000	60,093,000	775,510,000

Division Office - Proper	126,252,000	16,202,000	142,454,000
B. Camacho National High School	34,734,000	2,408,000	37,142,000
Balsik National High School	24,689,000	1,838,000	26,527,000
Bataan School of Fisheries	34,207,000	2,315,000	36,522,000
E.C. Bernabe National High School - Bagac National High School, Poblacion	22,084,000	1,487,000	23,571,000
Hermosa National High School	30,222,000	2,550,000	32,772,000
Jose C. Payumo, Jr. Memorial High School (Dinalupihan National High School)	20,731,000	1,787,000	22,518,000
Justice Emilio Angeles Gancayco Memorial High School (Orion High School)	24,778,000	1,812,000	26,590,000
Lanao National High School	26,704,000	1,973,000	28,677,000
Limay National High School	53,505,000	3,603,000	57,108,000
Luakan National High School	35,922,000	2,541,000	38,463,000
Magsaysay Integrated School	21,192,000	1,627,000	22,819,000
Mariveles National High School, Cabcaben	41,418,000	3,701,000	45,119,000
Mariveles National High School, Poblacion	66,289,000	4,851,000	71,140,000
Morong National High School	27,383,000	1,940,000	29,323,000
Orani National High School (resettlement school)	38,804,000	3,003,000	41,807,000
Pablo Roman National High School	38,071,000	2,902,000	40,973,000
Pagalanggang High School	29,301,000	1,977,000	31,278,000
Samal National High School	19,131,000	1,576,000	20,707,000

Division of Bulacan	2,001,110,000	171,914,000	2,173,024,000

Division Office - Proper	179,815,000	23,241,000	203,056,000
Alexis G. Santos National High School	23,437,000	2,273,000	25,710,000
Angat National High School	8,914,000	977,000	9,891,000
Bajet-Castillo High School	33,739,000	2,764,000	36,503,000
Balagtas Agricultural High School	46,015,000	3,603,000	49,618,000
Binagbag High School - Diosdado Macapagal High School	17,565,000	1,687,000	19,252,000
Binagbag National High School	10,142,000	1,061,000	11,203,000
Binagbag National High School Annex (DRT)	11,888,000	1,280,000	13,168,000
Bintog National High School (Jose J. Mariano Memorial High School)	14,341,000	1,361,000	15,702,000
Bunsuran National High School	36,652,000	3,352,000	40,004,000
Calumpit National High School	40,914,000	3,270,000	44,184,000
Cambaog National High School	13,363,000	1,198,000	14,561,000
Catmon National High School	19,289,000	2,074,000	21,363,000
Dampol 1st National High School	14,312,000	1,405,000	15,717,000
Dampol 2nd National High School	20,993,000	1,795,000	22,788,000
Dampol 2nd National High School Annex (Sta. Lucia)	25,125,000	1,861,000	26,986,000
Dampol 2nd National High School Annex (Sta. Peregrina)	18,248,000	1,913,000	20,161,000
Doña Candelaria Duque Meneses High School	19,629,000	1,598,000	21,227,000

APRIL 29, 2019	OFFICIAL GAZETTE	251
DEPARTMENT OF EDUCATION

Dr. Felipe de Jesus High School	33,063,000	2,621,000	35,684,000
F. F. Halili National Agricultural School	46,342,000	3,332,000	49,674,000
F. G. Bernardino Memorial Trade School	106,374,000	7,492,000	113,866,000
Felizardo C. Lipana Memorial High School (Sta. Rita High School)	34,673,000	2,776,000	37,449,000
Frances High School	21,044,000	1,771,000	22,815,000
FVR National High School - Tigbe	23,772,000	1,811,000	25,583,000
Guiguinto National Vocational High School	71,711,000	4,876,000	76,587,000
Iba National High School	22,827,000	1,990,000	24,817,000
Jaime J. Vistan High School	10,860,000	956,000	11,816,000
John J. Russel Memorial High School (Sibul National High School)	25,499,000	2,402,000	27,901,000
Lolomboy National High School	40,542,000	2,570,000	43,112,000
Maguinao Cruz Na Daan National High School (Carlos F. Gonzales High School)	53,969,000	3,883,000	57,852,000
Mariano Ponce National High School	65,715,000	4,805,000	70,520,000
Maronquillo National High School	10,018,000	995,000	11,013,000
Mayor Ramon Trillana Memorial High School (Iba National High School - Hagonoy High School)	41,113,000	2,985,000	44,098,000
Mayor Ramon Trillana Memorial High School (Iba National High School) - San Pedro	42,619,000	3,301,000	45,920,000
Mayor Ramon Trillana Memorial High School (Iba National High School) - Sta. Monica	30,403,000	2,198,000	32,601,000
Minuyan National High School	26,740,000	2,295,000	29,035,000
Norzagaray National High School	40,584,000	2,863,000	43,447,000
Norzagaray National High School - FVR High School (North Hill Village)	22,231,000	1,769,000	24,000,000
Obando National High School	35,267,000	2,614,000	37,881,000
Obando School of Fisheries	9,341,000	1,614,000	10,955,000
Parada National High School	42,920,000	3,719,000	46,639,000
Partida High School	12,799,000	1,245,000	14,044,000
Prenza National High School	74,987,000	5,779,000	80,766,000
Pulong Buhangin National High School	58,373,000	4,909,000	63,282,000
San Francisco Xavier High School	14,802,000	1,421,000	16,223,000
San Ildefonso National High School	41,712,000	3,260,000	44,972,000
San Marcos National High School Annex (Caniogan High School)	11,366,000	982,000	12,348,000
San Miguel National High School	103,757,000	7,706,000	111,463,000
San Rafael National Trade School	23,195,000	1,942,000	25,137,000
San Roque National High School (Kapitangan National High School Annex - San Roque)	23,661,000	1,886,000	25,547,000
Sta. Maria National High School (Sta. Maria Agro-Industrial High School)	29,673,000	2,683,000	32,356,000
Sullivan National High School	17,060,000	1,456,000	18,516,000
Taal High School	36,419,000	3,084,000	39,503,000
Taliptip National High School	19,363,000	1,579,000	20,942,000
Tiaong National High School	11,248,000	1,076,000	12,324,000
Tibagan National High School	18,452,000	1,552,000	20,004,000
Vedasto R. Santiago High School	30,552,000	2,975,000	33,527,000
Virgen De La Flores High School	20,348,000	1,827,000	22,175,000
Virginia Ramirez Cruz National High School	41,335,000	4,201,000	45,536,000

Division of Nueva Ecija	1,674,731,000	144,249,000	1,818,980,000

Division Office - Proper	362,909,000	42,528,000	405,437,000
Aliaga National High School	36,584,000	3,284,000	39,868,000
Bartolome Sangalang National High School	48,833,000	3,815,000	52,648,000
Bongabon National High School	78,858,000	5,752,000	84,610,000
Cabiao National High School	71,674,000	5,243,000	76,917,000
Calaba National High School	14,523,000	1,288,000	15,811,000

252	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Canaan East National High School	11,738,000	962,000	12,700,000
Carmen National High School	11,466,000	1,150,000	12,616,000
Carranglan National High School	16,951,000	1,226,000	18,177,000
Cuyapo National High School	29,800,000	2,247,000	32,047,000
Digdig High School	10,951,000	1,024,000	11,975,000
Doña Juana Chioco National High School	30,991,000	2,658,000	33,649,000
Dr. Ramon de Santos National High School	28,332,000	2,204,000	30,536,000
Eduardo Joson Memorial High School	25,621,000	2,043,000	27,664,000
Exequiel R. Lina National High School	20,667,000	1,718,000	22,385,000
Gabaldon Vocational Agricultural High School	23,106,000	1,858,000	24,964,000
Galvan High School	12,494,000	1,252,000	13,746,000
Gen. Mamerto Natividad National High School (Talabutab National High School Annex I)	15,953,000	1,334,000	17,287,000
General Tinio National High School	43,718,000	2,975,000	46,693,000
Hilario E. Hermosa Memorial High School	13,826,000	1,265,000	15,091,000
Jorge M. Padilla National High School	11,094,000	977,000	12,071,000
Julia Ortiz Luis National High School	31,212,000	2,520,000	33,732,000
Lino Bernardo High School (Bago National High School)	11,564,000	1,000,000	12,564,000
Macabaclay National High School	11,174,000	1,073,000	12,247,000
Magpapalayok National High School	9,576,000	768,000	10,344,000
Maligaya National High School	15,741,000	1,104,000	16,845,000
Mallorca National High School	20,279,000	1,636,000	21,915,000
Nueva Ecija National High School	110,650,000	7,256,000	117,906,000
Palayan City National High School	39,190,000	2,907,000	42,097,000
Pantabangan High School	15,468,000	1,257,000	16,725,000
Peñaranda National High School	35,437,000	2,604,000	38,041,000
Putlod - San Jose National High School	21,669,000	1,454,000	23,123,000
Restituto B. Peria High School (Bibiclat National High School)	12,114,000	1,077,000	13,191,000
Ricardo Dizon Canlas Agricultural School	9,657,000	911,000	10,568,000
Rio-Chico National High School	11,081,000	1,051,000	12,132,000
Rizal National High School	31,140,000	2,314,000	33,454,000
San Anton National High School	16,382,000	1,094,000	17,476,000
San Francisco National High School	22,515,000	1,550,000	24,065,000
San Mariano National High School (San Francisco High School Annex)	19,091,000	1,356,000	20,447,000
San Ricardo National High School	28,542,000	2,329,000	30,871,000
Sibul National High School	10,706,000	1,140,000	11,846,000
Sta. Rosa High School	30,200,000	2,315,000	32,515,000
Sto. Domingo National Trade School	39,088,000	2,901,000	41,989,000
Sto. Rosario National High School, Sta. Rosa	19,524,000	1,501,000	21,025,000
Talavera National High School	71,583,000	5,034,000	76,617,000
Talugtug National High School (Osmeña-Roxas National High School)	17,829,000	1,511,000	19,340,000
Teodoro A. Dionisio National High School	16,716,000	1,187,000	17,903,000
Triala National High School	12,064,000	1,201,000	13,265,000
V. R. Bumanlag High School (Sto. Tomas National High School)	11,507,000	1,007,000	12,514,000
Vaca Valley National High School	14,060,000	1,321,000	15,381,000
Zaragoza National High School	38,883,000	3,067,000	41,950,000

Division of Pampanga	1,646,562,000	146,229,000	1,792,791,000

Division Office - Proper	326,477,000	39,067,000	365,544,000
Anao National High School	20,468,000	1,481,000	21,949,000
Andres M. Luciano High School	34,134,000	2,583,000	36,717,000
Apalit High School	14,885,000	1,364,000	16,249,000
Apalit Technical Vocational High School	27,888,000	2,166,000	30,054,000
Arayat National High School	13,753,000	1,273,000	15,026,000

APRIL 29, 2019	OFFICIAL GAZETTE	253
DEPARTMENT OF EDUCATION

Bahay Pare National High School	25,850,000	2,071,000	27,921,000
Balitucan National High School	16,790,000	1,379,000	18,169,000
Balucuc National High School	14,644,000	1,147,000	15,791,000
Basa Air Base National High School	21,106,000	1,863,000	22,969,000
Becuran National High School	29,012,000	2,637,000	31,649,000
Betis National High School	29,314,000	2,472,000	31,786,000
Caduang Tete National High School	24,309,000	1,912,000	26,221,000
Camba National High School	38,268,000	3,009,000	41,277,000
Cansinala National High School	13,020,000	983,000	14,003,000
De La Paz Libutad National High School	15,266,000	1,236,000	16,502,000
Diosdado Macapagal High School	22,813,000	2,235,000	25,048,000
Dolores National High School, Magalang	26,857,000	1,689,000	28,546,000
Floridablanca National Agricultural School	26,924,000	2,087,000	29,011,000
Guillermo D. Mendoza National High School	21,437,000	1,586,000	23,023,000
Gutad National High School	17,499,000	1,565,000	19,064,000
Gutad National High School - Floridablanca Integrated School	30,253,000	2,086,000	32,339,000
Justino Sevilla High School (Mangga-Cacutud National High School)	55,696,000	4,220,000	59,916,000
Lubao Vocational High School	29,313,000	2,365,000	31,678,000
Malino National High School	17,592,000	1,321,000	18,913,000
Mexico National High School	14,386,000	1,240,000	15,626,000
Natividad National High School	15,844,000	1,339,000	17,183,000
Natividad National High School - Pulungmasle National High School Annex (Pulungmasle National High School)	15,066,000	1,482,000	16,548,000
Pagyuruan National High School (Paguiruan High School)	11,795,000	1,130,000	12,925,000
Pandacaque Resettlement School (D.J. Gonzales National High School)	47,318,000	3,645,000	50,963,000
Pasig National High School	28,262,000	2,298,000	30,560,000
Porac Model Community High School (resettlement school)	25,105,000	2,331,000	27,436,000
Porac National High School	16,156,000	1,451,000	17,607,000
Potrero National High School	18,139,000	1,700,000	19,839,000
Pulong Santol National High School	26,810,000	2,469,000	29,279,000
Pulong Santol National High School - Porac High School - Sta. Cruz Annex 2	16,581,000	1,772,000	18,353,000
Remedios National High School	11,449,000	964,000	12,413,000
Salapungan National High School	14,341,000	1,089,000	15,430,000
San Isidro National High School, San Luis	15,921,000	1,181,000	17,102,000
San Isidro National High School, Sta. Ana	24,816,000	1,685,000	26,501,000
San Juan National High School, Mexico	30,967,000	2,463,000	33,430,000
San Juan-San Luis National High School Annex (San Carlos)	21,377,000	1,456,000	22,833,000
San Matias National High School	41,672,000	3,504,000	45,176,000
San Pablo 2nd National High School	26,264,000	2,013,000	28,277,000
San Pedro National High School	11,459,000	1,003,000	12,462,000
San Roque Dam National High School	28,521,000	2,263,000	30,784,000
San Vicente National High School	24,605,000	2,298,000	26,903,000
San Vicente Pilot School for Philippine Craftsmen	31,505,000	1,864,000	33,369,000
San Vicente-San Francisco National High School	19,018,000	1,552,000	20,570,000
Sta. Ana National High School	14,410,000	1,359,000	15,769,000
Sta. Cruz Integrated School	17,091,000	1,499,000	18,590,000
Sta. Lucia National High School, Masantol	26,710,000	2,393,000	29,103,000
Sta. Maria National High School, Minalin	18,222,000	1,501,000	19,723,000
Sta. Maria National High School, Macabebe	17,634,000	1,509,000	19,143,000
Sto. Rosario National High School	17,616,000	1,372,000	18,988,000
Sto. Tomas National High School, Sasmuan	24,036,000	1,873,000	25,909,000
Talang National High School	16,200,000	1,036,000	17,236,000

254	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Tinajero National High School	15,850,000	1,186,000	17,036,000
Tinajero National High School - Sta. Lucia High School Annex	27,848,000	2,512,000	30,360,000

Division of Tarlac	1,099,720,000	104,732,000	1,204,452,000

Division Office - Proper	284,028,000	38,420,000	322,448,000
Anao National High School	14,884,000	1,309,000	16,193,000
Balaoang National High School	14,016,000	1,212,000	15,228,000
Benigno S. Aquino National High School	93,309,000	7,694,000	101,003,000
Bilad High School (resettlement school)	15,984,000	1,599,000	17,583,000
Caluluan National High School	25,705,000	2,047,000	27,752,000
Camiling School of Home Industries	15,110,000	1,456,000	16,566,000
Dapdap High School (resettlement school)	39,513,000	2,776,000	42,289,000
Eduardo Cojuangco National Vocational High School (Tarlac National Vocational High School)	28,050,000	2,209,000	30,259,000
Estipona National High School	19,780,000	1,259,000	21,039,000
Guevarra National High School	20,131,000	1,708,000	21,839,000
La Paz National High School	21,836,000	2,194,000	24,030,000
Mababanaba National High School	15,208,000	1,402,000	16,610,000
Marawi National High School	13,230,000	1,212,000	14,442,000
Nambalan National High School	9,295,000	889,000	10,184,000
O’Donnel High School (resettlement school)	45,743,000	3,518,000	49,261,000
O’Donnel National High School	21,428,000	1,637,000	23,065,000
Padapada National High School	19,539,000	1,683,000	21,222,000
Ramos National High School	18,175,000	1,720,000	19,895,000
San Felipe National High School	16,984,000	1,555,000	18,539,000
San Julian-Sta. Maria National High School	10,051,000	895,000	10,946,000
San Pedro National High School	17,543,000	1,265,000	18,808,000
San Roque National High School	35,803,000	3,439,000	39,242,000
Sto. Domingo National High School (Capas High School)	61,898,000	6,459,000	68,357,000
Tarlac National High School	147,649,000	9,585,000	157,234,000
Victoria National High School	64,448,000	4,378,000	68,826,000
Villa Aglipay National High School	10,380,000	1,212,000	11,592,000

Division of Zambales	679,036,000	69,332,000	748,368,000

Division Office - Proper	153,679,000	26,996,000	180,675,000
Amungan National High School	12,500,000	1,041,000	13,541,000
Bani National High School	17,308,000	963,000	18,271,000
Bani National High School Annex	23,222,000	1,624,000	24,846,000
Botolan National High School	23,018,000	1,802,000	24,820,000
Cabangan National High School	16,629,000	1,680,000	18,309,000
Candelaria School of Fisheries	18,580,000	3,858,000	22,438,000
Castillejos National High School	41,489,000	3,156,000	44,645,000
Guisguis National High School	11,579,000	995,000	12,574,000
Jesus F. Magsaysay High School (San Agustin National High School)	7,639,000	527,000	8,166,000
Jesus F. Magsaysay Tech. Voc. HS - Jesus F. Magsaysay High School	9,569,000	912,000	10,481,000
La Paz National High School	11,742,000	1,392,000	13,134,000
Lauis National High School Annex - Pambian High School	12,495,000	1,063,000	13,558,000
Lauis National High School	10,868,000	931,000	11,799,000
Locloc National High School	9,640,000	1,115,000	10,755,000
Maloma National High School	15,334,000	1,112,000	16,446,000
Mena Memorial High School - Sta. Cruz South High School	9,355,000	715,000	10,070,000
New Taugtog National High School	10,330,000	1,039,000	11,369,000

APRIL 29, 2019	OFFICIAL GAZETTE	255
DEPARTMENT OF EDUCATION

Panan National High School	23,811,000	1,115,000	24,926,000
Rofulo M. Landa Memorial High School (Salaza National High School)	18,458,000	1,501,000	19,959,000
San Guillermo National High School	26,554,000	2,199,000	28,753,000
San Miguel National High School	13,053,000	1,158,000	14,211,000
Sta. Cruz National High School	29,633,000	1,565,000	31,198,000
Sta. Cruz National High School - Lipay High School	12,736,000	1,209,000	13,945,000
Subic National High School	77,417,000	5,602,000	83,019,000
Zambales National High School	62,398,000	4,062,000	66,460,000

Division of Angeles City	376,195,000	33,038,000	409,233,000

Division Office - Proper	71,203,000	8,529,000	79,732,000
Angeles City National High School	76,057,000	5,803,000	81,860,000
Angeles City National Trade School	62,460,000	5,499,000	67,959,000
Angeles City Science High School	13,138,000	1,211,000	14,349,000
Balibago High School	43,425,000	3,749,000	47,174,000
EPZA High School (resettlement school)	21,130,000	1,874,000	23,004,000
Francisco G. Nepomuceno Memorial High School	88,782,000	6,373,000	95,155,000

Division of Balanga City	120,657,000	9,422,000	130,079,000

Division Office - Proper		275,000	275,000
Bataan National High School	89,585,000	6,688,000	96,273,000
City of Balanga National High School	31,072,000	2,459,000	33,531,000

Division of Cabanatuan City	174,762,000	18,844,000	193,606,000

Division Office - Proper	4,592,000	4,825,000	9,417,000
Camp Tinio National High School	29,359,000	2,429,000	31,788,000
Cesar E. Vergara Memorial High School	11,078,000	1,099,000	12,177,000
Eastern Cabu National High School	15,538,000	1,412,000	16,950,000
Honorato C. Perez, Sr. Memorial Science High School (Cabanatuan City Science High School)	17,777,000	1,435,000	19,212,000
Marciano del Rosario National High School	29,097,000	2,382,000	31,479,000
Mayapyap National High School	27,687,000	2,206,000	29,893,000
San Josef National High School	39,634,000	3,056,000	42,690,000

Division of Gapan City	164,776,000	13,154,000	177,930,000

Division Office - Proper	14,123,000	2,309,000	16,432,000
Juan R. Liwag Memorial National High School	79,707,000	5,721,000	85,428,000
Pambuan National High School	12,430,000	865,000	13,295,000
San Nicolas High School	16,735,000	1,122,000	17,857,000
San Roque National High School	23,624,000	1,677,000	25,301,000
Sta. Cruz National High School	18,157,000	1,460,000	19,617,000

Division of Malolos City	272,470,000	20,466,000	292,936,000

Division Office - Proper	98,193,000	9,327,000	107,520,000
Bulihan National High School	13,808,000	1,160,000	14,968,000
Malolos Marine Fishery School and Laboratory	27,963,000	1,939,000	29,902,000
Marcelo H. Del Pilar National High School	132,506,000	8,040,000	140,546,000

Division of Muñoz Science City	112,021,000	9,714,000	121,735,000

Division Office - Proper	20,809,000	2,821,000	23,630,000
Muñoz National High School	73,056,000	5,335,000	78,391,000
Muñoz National High School Annex	18,156,000	1,558,000	19,714,000

256	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Olongapo City	302,747,000	23,900,000	326,647,000

Division Office - Proper	44,083,000	5,769,000	49,852,000
Barreto National High School	19,517,000	1,502,000	21,019,000
City of Olongapo National High School	127,350,000	6,943,000	134,293,000
Gordon Heights National High School	46,752,000	3,202,000	49,954,000
Kalalake National High School	24,664,000	1,679,000	26,343,000
New Cabalan National High School	27,538,000	2,336,000	29,874,000
Regional Science High School	12,843,000	2,469,000	15,312,000

Division of San Fernando City	328,681,000	32,112,000	360,793,000

Division Office - Proper	137,294,000	18,327,000	155,621,000
Pampanga National High School	158,577,000	11,285,000	169,862,000
Sindalan National High School	32,810,000	2,500,000	35,310,000

Division of San Jose City	135,786,000	12,042,000	147,828,000

Division Office - Proper	42,472,000	5,855,000	48,327,000
Constancio Padilla National High School	93,314,000	6,187,000	99,501,000

Division of San Jose del Monte City	517,206,000	43,889,000	561,095,000

Division Office - Proper	191,139,000	20,373,000	211,512,000
Muzon High School	47,665,000	3,304,000	50,969,000
Paradise Farm National High School	42,443,000	3,013,000	45,456,000
San Jose del Monte National High School	60,135,000	3,802,000	63,937,000
San Jose del Monte National Trade School	48,395,000	4,008,000	52,403,000
Sapang Palay National High School	101,774,000	7,085,000	108,859,000
Towerville High School	25,655,000	2,304,000	27,959,000

Division of Tarlac City	191,817,000	18,976,000	210,793,000

Division Office - Proper	60,582,000	8,569,000	69,151,000
Alvindia-Aguso National High School	12,508,000	1,186,000	13,694,000
Amucao National High School	14,632,000	1,408,000	16,040,000
Central Azucarera De Tarlac National High School	24,647,000	2,016,000	26,663,000
Maliwalo National High School	49,894,000	3,476,000	53,370,000
San Manuel National High School	29,554,000	2,321,000	31,875,000

Division of Meycauayan City	102,038,000	11,832,000	113,870,000

Division Office - Proper	3,125,000	4,083,000	7,208,000
Meycauayan National High School	98,913,000	7,749,000	106,662,000

Division of Mabalacat City	246,032,000	21,857,000	267,889,000

Division Office - Proper	65,676,000	6,940,000	72,616,000
Camachiles National High School (Sapang Biabas High School - resettlement school)	29,820,000	2,880,000	32,700,000
Dolores National High School, Magalang (Madapdap Resettlement High School)	30,871,000	2,688,000	33,559,000
Dona Asuncion Lee Integrated School	26,837,000	2,517,000	29,354,000
Mabalacat Community High School	23,928,000	1,891,000	25,819,000
Mabalacat National High School	36,164,000	2,378,000	38,542,000
Mauaque High School (resettlement school)	32,736,000	2,563,000	35,299,000

APRIL 29, 2019	OFFICIAL GAZETTE	257
DEPARTMENT OF EDUCATION

Region IVA - CALABARZON	12,132,131,000	1,150,586,000	13,282,717,000

Division of Batangas	1,641,498,000	154,383,000	1,795,881,000

Division Office - Proper	427,074,000	49,744,000	476,818,000
Alitagtag National High School	16,971,000	1,422,000	18,393,000
Anselmo A. Sandoval Memorial National High School	27,700,000	2,474,000	30,174,000
Balas-Buko National High School	11,568,000	1,123,000	12,691,000
Balayan National High School	69,566,000	5,049,000	74,615,000
Balete National High School	15,175,000	1,440,000	16,615,000
Banilad National High School	13,398,000	1,188,000	14,586,000
Bauan National Agricultural and Vocational High School	14,730,000	1,245,000	15,975,000
Bauan Technical High School	46,485,000	4,388,000	50,873,000
Baybayin National High School	15,687,000	1,419,000	17,106,000
Bayorbor National High School	14,731,000	1,356,000	16,087,000
Bilaran National High School	19,731,000	1,746,000	21,477,000
Buhay na Sapa National High School	15,153,000	1,563,000	16,716,000
Calatagan National High School	23,562,000	2,160,000	25,722,000
Coral na Munti National High School	12,127,000	1,094,000	13,221,000
Dacanlao G. Agoncillo National High School	48,164,000	3,848,000	52,012,000
Dagatan National High School	18,415,000	1,708,000	20,123,000
Don Leon Mercado, Sr. Memorial National High School	12,695,000	1,163,000	13,858,000
Dr. Crisogono B. Ermita, Sr. Memorial National High School	40,624,000	3,351,000	43,975,000
Dr. Juan A. Pastor Memorial National High School (Talaibon National High School)	47,208,000	3,751,000	50,959,000
Fermin La Rosa National High School	15,517,000	1,395,000	16,912,000
Governor F. Leviste Memorial National High School	88,136,000	7,008,000	95,144,000
Jose Lopez Manzano Tuy Community High School	15,237,000	1,478,000	16,715,000
Laiya National High School	15,604,000	1,619,000	17,223,000
Lian National High School	24,548,000	2,178,000	26,726,000
Looc National High School	13,284,000	1,222,000	14,506,000
Lucsuhin National High School	35,089,000	2,697,000	37,786,000
Lumbangan National High School	13,795,000	1,183,000	14,978,000
Maabud National High School	13,441,000	1,155,000	14,596,000
Malvar National High School	25,470,000	2,398,000	27,868,000
Masaguisit Banalo National High School	15,900,000	1,402,000	17,302,000
Mataas na Kahoy National High School	13,203,000	1,297,000	14,500,000
Padre Garcia National High School	22,799,000	2,112,000	24,911,000
Palahanan National High School	18,034,000	1,812,000	19,846,000
Pansol National High School	20,232,000	1,876,000	22,108,000
Payapa National High School	27,866,000	2,191,000	30,057,000
Pedro Paterno National High School	17,134,000	1,414,000	18,548,000
Rosario National High School	15,108,000	1,394,000	16,502,000
San Pascual National High School	34,802,000	2,875,000	37,677,000
San Pedro National High School	47,816,000	4,176,000	51,992,000
Sico 1.0 National High School	12,161,000	1,275,000	13,436,000
Sta. Anastacia-San Rafael National High School	28,135,000	2,730,000	30,865,000
Sta. Clara National High School	13,472,000	1,283,000	14,755,000
Sta. Monica National High School	9,652,000	862,000	10,514,000
Sta. Teresita National High School	14,697,000	1,499,000	16,196,000
Taal National High School	39,314,000	3,008,000	42,322,000
Tala National High School	8,369,000	777,000	9,146,000
Taysan National High School	29,042,000	2,548,000	31,590,000
Tingloy National High School	13,232,000	1,232,000	14,464,000
Tipas National High School	18,823,000	1,624,000	20,447,000
Wenceslao Trinidad Memorial National High School	50,822,000	3,431,000	54,253,000

258	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Cavite	1,606,671,000	152,539,000	1,759,210,000

Division Office - Proper	75,343,000	24,389,000	99,732,000
Alfonso National High School	17,293,000	1,746,000	19,039,000
Amadeo National High School	34,076,000	2,669,000	36,745,000
Amaya School of Home Industries	52,926,000	5,100,000	58,026,000
Asis National High School (Constancio E. Aure, Sr. National High School)	14,852,000	1,351,000	16,203,000
Bagbag National High School (Ligtong National High School)	31,686,000	3,060,000	34,746,000
Bendita National High School	10,349,000	968,000	11,317,000
Binakayan National High School	23,158,000	1,710,000	24,868,000
Bucal National High School	39,425,000	2,642,000	42,067,000
Bulihan National High School	77,867,000	6,401,000	84,268,000
Carmona National High School	71,034,000	6,256,000	77,290,000
Cavite National Science High School	14,456,000	2,349,000	16,805,000
Emiliano Tria Tirona Memorial National High School	56,239,000	4,855,000	61,094,000
F. P. Tolentino Memorial High School	14,938,000	1,716,000	16,654,000
Francisco Osorio National High School	13,934,000	1,423,000	15,357,000
Gen. E. Aguinaldo National High School (Bailen)	15,441,000	1,403,000	16,844,000
Gen. Mariano Alvarez Technical High School	107,485,000	8,889,000	116,374,000
Gen. Vito Belarmino National High School	24,182,000	2,020,000	26,202,000
Governor Ferrer National High School (Main)	124,604,000	7,305,000	131,909,000
Kaong National High School	17,699,000	1,464,000	19,163,000
Kaytitinga National High School	12,005,000	1,134,000	13,139,000
Lucsuhin National High School	15,196,000	1,416,000	16,612,000
Luis Aguado National High School	27,777,000	2,644,000	30,421,000
Lumampong National High School	43,556,000	1,043,000	44,599,000
Lumil National High School	14,730,000	1,354,000	16,084,000
Malabag National High School	13,707,000	1,328,000	15,035,000
Maragondon National High School	23,320,000	1,791,000	25,111,000
Munting Ilog National High School	33,880,000	2,224,000	36,104,000
Naic Coastal National High School	29,716,000	2,992,000	32,708,000
Naic National High School	28,211,000	2,706,000	30,917,000
Noveleta National High School	20,899,000	1,903,000	22,802,000
Rosario National High School (A. Abadilla National High School)	46,475,000	4,180,000	50,655,000
San Jose Community High School	32,925,000	2,568,000	35,493,000
Santiago National High School	18,013,000	2,227,000	20,240,000
Tagaytay City National High School	41,253,000	3,359,000	44,612,000
Tagaytay City National Science High School	47,028,000	4,000,000	51,028,000
Tanza National Comprehensive High School	82,454,000	7,578,000	90,032,000
Tanza National Trade School	86,689,000	6,938,000	93,627,000
Ternate National High School	18,745,000	1,419,000	20,164,000
Ternate West National High School	10,590,000	1,029,000	11,619,000
Trece Martirez City National High School	101,955,000	9,112,000	111,067,000
Tropical Village National High School	20,560,000	1,878,000	22,438,000

Division of Laguna	1,386,416,000	128,938,000	1,515,354,000

Division Office - Proper	160,727,000	34,744,000	195,471,000
Alaminos National High School	25,211,000	2,013,000	27,224,000
Balian National High School	24,664,000	1,982,000	26,646,000
Bigaa National High School	16,816,000	1,705,000	18,521,000
Cabuyao National High School	64,665,000	5,312,000	69,977,000
Calumpang National High School	21,268,000	1,560,000	22,828,000
Cristobal S. Conducto Memorial National High School	19,443,000	1,819,000	21,262,000
Dayap National High School	58,669,000	3,794,000	62,463,000

APRIL 29, 2019	OFFICIAL GAZETTE	259
DEPARTMENT OF EDUCATION

Don Manuel Rivera Memorial National High School	18,901,000	1,763,000	20,664,000
Famy National High School	24,201,000	1,947,000	26,148,000
Gulod National High School	41,532,000	4,670,000	46,202,000
Kabulusan National High School	16,941,000	1,443,000	18,384,000
Lilin National High School	22,488,000	2,059,000	24,547,000
Linga National High School, Pila	17,975,000	1,494,000	19,469,000
Los Baños National High School, Batong Malaki	78,422,000	5,385,000	83,807,000
Los Baños National High School, Poblacion	34,629,000	2,052,000	36,681,000
Lumban National High School	19,691,000	1,710,000	21,401,000
Lumot National High School	7,108,000	682,000	7,790,000
Mabitac National High School	10,264,000	885,000	11,149,000
Masaya National High School	14,624,000	1,415,000	16,039,000
Nicolas L. Galvez Memorial National High School	20,094,000	1,893,000	21,987,000
Pacita Complex National High School	50,913,000	4,145,000	55,058,000
Pagsanjan National High School	23,310,000	1,959,000	25,269,000
Pedro Guevarra National High School	136,381,000	8,825,000	145,206,000
Plaridel National High School	22,250,000	2,042,000	24,292,000
Poten & Eliseo M. Quesada Memorial National High School	24,225,000	1,847,000	26,072,000
Pulo National High School	51,446,000	4,509,000	55,955,000
Sampaguita Village National High School	81,854,000	4,495,000	86,349,000
San Francisco National High School	11,578,000	1,044,000	12,622,000
San Juan National High School, Kalayaan	18,418,000	1,258,000	19,676,000
San Pedro Relocation Center National High School - Main Campus	98,550,000	5,449,000	103,999,000
Siniloan National High School	33,915,000	3,240,000	37,155,000
Southville I National High School	39,201,000	3,393,000	42,594,000
Sta. Catalina National High School	20,961,000	1,806,000	22,767,000
Sta. Maria National High School	31,599,000	2,245,000	33,844,000
Talangan National High School	13,293,000	1,506,000	14,799,000
Unson National High School	10,189,000	848,000	11,037,000

Division of Quezon	1,902,736,000	194,992,000	2,097,728,000

Division Office - Proper	560,865,000	79,332,000	640,197,000
Abuyon National High School	14,749,000	1,258,000	16,007,000
Alabat Island National High School	29,367,000	2,331,000	31,698,000
Amontay National High School	11,481,000	1,089,000	12,570,000
Atimonan National Comprehensive High School	36,090,000	2,805,000	38,895,000
Binulasan Integrated School	15,360,000	1,390,000	16,750,000
Bondoc Peninsula Agricultural High School	23,475,000	2,130,000	25,605,000
Buenavista National High School	17,769,000	1,980,000	19,749,000
Bukal Sur National High School	15,035,000	1,358,000	16,393,000
Burdeos National High School	16,988,000	1,768,000	18,756,000
Cabay National High School	8,975,000	793,000	9,768,000
Calauag National High School	23,543,000	2,224,000	25,767,000
Camflora National High School	30,892,000	2,840,000	33,732,000
Canda National High School	21,078,000	1,837,000	22,915,000
Concepcion National High School	10,352,000	1,038,000	11,390,000
Dagatan National High School	17,336,000	1,581,000	18,917,000
Dolores Macasaet National High School	16,784,000	1,838,000	18,622,000
Dr. Maria D. Pastrana High School (Mauban National High School)	32,394,000	3,319,000	35,713,000
Dr. Panfilo Castro National High School	19,701,000	1,936,000	21,637,000
Elias A. Salvador National High School	12,832,000	1,339,000	14,171,000
Godofredo M. Tan Memorial School of Arts and Trades	21,507,000	2,147,000	23,654,000
Guinayangan National High School	23,406,000	1,935,000	25,341,000
Gumaca National High School	55,853,000	4,548,000	60,401,000
Hondagua National High School	10,789,000	1,209,000	11,998,000

260	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Infanta National High School	45,839,000	3,965,000	49,804,000
Lamon Bay School of Fisheries	13,030,000	1,021,000	14,051,000
Libo National High School	10,724,000	829,000	11,553,000
Lopez National Comprehensive High School	47,270,000	3,793,000	51,063,000
Lusacan National High School	30,261,000	2,094,000	32,355,000
Lutucan National High School	70,003,000	5,257,000	75,260,000
Magallanes National High School	10,161,000	1,084,000	11,245,000
Malinao Ilaya National High School	8,922,000	759,000	9,681,000
Manuel S. Enverga Memorial School of Arts and Trades	28,178,000	2,034,000	30,212,000
Marcial B. Villanueva National High School	12,801,000	1,591,000	14,392,000
Olongtao National High School	15,205,000	1,635,000	16,840,000
Paaralang Sekundarya ng Heneral Nakar	19,648,000	1,587,000	21,235,000
Paaralang Sekundarya ng Lukban	33,646,000	2,588,000	36,234,000
Pagbilao Grande Island National High School	10,757,000	1,158,000	11,915,000
Pagbilao National High School	15,685,000	1,659,000	17,344,000
Pagsangahan National High School	9,243,000	926,000	10,169,000
Paiisa National High School	12,212,000	1,377,000	13,589,000
Patnanuagan National High School	12,123,000	1,334,000	13,457,000
Perez National High School	12,285,000	1,135,000	13,420,000
Polillo National High School	21,612,000	2,086,000	23,698,000
Quezon National High School	148,427,000	9,762,000	158,189,000
Recto Memorial National High School	55,687,000	4,640,000	60,327,000
San Antonio National High School	18,118,000	1,497,000	19,615,000
San Isidro National High School, Catanauan	14,142,000	1,471,000	15,613,000
San Isidro National High School, General Luna	17,842,000	1,497,000	19,339,000
Silangang Malicboy National High School	12,249,000	1,175,000	13,424,000
Sta. Catalina National High School	32,473,000	2,565,000	35,038,000
Sto. Domingo National High School	14,819,000	1,425,000	16,244,000
Tagkawayan National High School	16,447,000	1,776,000	18,223,000
Talipan National High School	31,447,000	2,502,000	33,949,000
Tongohin National High School	12,963,000	1,292,000	14,255,000
Ungos National High School	29,559,000	2,071,000	31,630,000
Unisan National High School	12,337,000	1,382,000	13,719,000

Division of Rizal	1,711,972,000	156,632,000	1,868,604,000

Division Office - Proper	246,017,000	35,606,000	281,623,000
Angono National High School	63,540,000	4,400,000	67,940,000
Antonio C. Esguerra Memorial National High School	25,256,000	2,288,000	27,544,000
Bagumbong National High School	10,574,000	990,000	11,564,000
Baras National High School	15,177,000	1,273,000	16,450,000
Bayngo National High School	10,348,000	1,099,000	11,447,000
Benjamin B. Esguerra Memorial National High School	27,512,000	2,426,000	29,938,000
Bernardo F. San Juan Memorial National High School	25,116,000	2,367,000	27,483,000
Burgos National High School	39,551,000	3,280,000	42,831,000
Carlos “Botong” Francisco Memorial National High School	31,502,000	2,967,000	34,469,000
Casimiro A. Ynares, Sr. Memorial National High School	43,589,000	3,708,000	47,297,000
Catalino D. Salazar National High School	12,601,000	1,245,000	13,846,000
Don Jose Ynares Memorial National High School	36,781,000	3,214,000	39,995,000
Francisco Felix Memorial National High School	115,411,000	6,230,000	121,641,000
Gov. Isidro S. Rodriguez, Sr. Memorial National High School	19,062,000	1,520,000	20,582,000
Guronasyon Foundation Incorporated National High School	38,780,000	2,825,000	41,605,000

APRIL 29, 2019	OFFICIAL GAZETTE	261
DEPARTMENT OF EDUCATION

Janosa National High School	17,496,000	1,599,000	19,095,000
Jose F. Diaz Memorial National High School	15,169,000	1,359,000	16,528,000
Kasiglahan Village High School	64,098,000	6,080,000	70,178,000
Licerio Geronimo National High School	50,077,000	4,576,000	54,653,000
Mahabang Parang National High School	35,604,000	2,866,000	38,470,000
Malaya National High School	15,726,000	1,502,000	17,228,000
Manggahan National High School	10,936,000	1,085,000	12,021,000
Manuel I. Santos Memorial National High School	60,928,000	5,283,000	66,211,000
Marciana P. Catolos National High School	16,453,000	1,339,000	17,792,000
Margarito Duavit Memorial National High School (Vicente Madrigal - Pilapila Extension)	28,456,000	2,510,000	30,966,000
Montalban Heights (NTA) National High School	20,605,000	1,835,000	22,440,000
Morong National High School	43,148,000	3,791,000	46,939,000
Muzon National High School	27,058,000	2,221,000	29,279,000
Pantay National High School (Teresa National High School - Pantay Annex)	13,424,000	1,519,000	14,943,000
Pililla National High School	32,302,000	2,907,000	35,209,000
Quisao National High School	13,328,000	1,104,000	14,432,000
Rizal National Science High School	10,326,000	1,369,000	11,695,000
Sampaloc National High School	28,231,000	2,402,000	30,633,000
San Guillermo National High School	10,988,000	934,000	11,922,000
San Isidro National High School	34,640,000	3,601,000	38,241,000
San Jose National High School	43,831,000	3,891,000	47,722,000
San Juan National High School	28,543,000	2,432,000	30,975,000
San Mateo National High School	92,585,000	5,639,000	98,224,000
Silangan National High School	30,713,000	2,882,000	33,595,000
Tagumpay National High School	30,550,000	2,612,000	33,162,000
Tanay National High School	46,431,000	3,133,000	49,564,000
Taytay National High School	33,028,000	2,595,000	35,623,000
Teresa National High School	30,430,000	2,642,000	33,072,000
Vicente Madrigal National High School	52,862,000	4,412,000	57,274,000
Nana National High School	13,189,000	1,074,000	14,263,000

Division of Antipolo City	653,938,000	62,632,000	716,570,000

Division Office - Proper	82,402,000	14,326,000	96,728,000
Antipolo National High School	142,121,000	11,613,000	153,734,000
Bagong Nayon II National High School	65,041,000	5,591,000	70,632,000
Cupang National High School	29,482,000	2,533,000	32,015,000
Mambugan National High School	58,722,000	4,734,000	63,456,000
Marcelino M. Santos National High School	18,121,000	1,851,000	19,972,000
Maximo L. Gatlabayan Memorial National High School	33,010,000	2,642,000	35,652,000
Mayamot National High School	49,324,000	4,524,000	53,848,000
San Isidro National High School	37,900,000	3,603,000	41,503,000
San Jose National High School	89,859,000	6,965,000	96,824,000
San Roque National High School	47,956,000	4,250,000	52,206,000

Division of Batangas City	308,381,000	26,713,000	335,094,000

Division Office - Proper	95,065,000	10,548,000	105,613,000
Balete National High School	12,431,000	1,217,000	13,648,000
Banaba National High School	11,800,000	1,039,000	12,839,000
Batangas National High School	140,635,000	9,012,000	149,647,000
Paharang National High School	11,044,000	1,313,000	12,357,000
Pinamucan National High School	13,040,000	1,217,000	14,257,000
Sto. Niño National High School	13,745,000	1,336,000	15,081,000
Tabangao National High School	10,621,000	1,031,000	11,652,000

262	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Calamba City	350,675,000	32,095,000	382,770,000

Division Office - Proper	52,412,000	6,725,000	59,137,000
Calamba Bayside Integrated School	33,835,000	2,904,000	36,739,000
Calamba Integrated School	33,469,000	2,336,000	35,805,000
Camp Vicente Lim Integrated School	40,949,000	3,266,000	44,215,000
Castor Alviar National High School	15,805,000	1,524,000	17,329,000
Eduardo Barreto, Sr. National High School	26,341,000	2,417,000	28,758,000
Kapayapaan National High School	29,886,000	2,400,000	32,286,000
Lecheria National High School	20,859,000	1,706,000	22,565,000
Looc National High School	23,838,000	1,982,000	25,820,000
Makiling Integrated School	24,950,000	2,293,000	27,243,000
Palo Alto Integrated School	22,252,000	2,033,000	24,285,000
Punta Integrated School	26,079,000	2,509,000	28,588,000

Division of Cavite City	120,393,000	8,258,000	128,651,000

Cavite National High School	104,537,000	6,842,000	111,379,000
Sangley Point National High School	15,856,000	1,416,000	17,272,000

Division of Dasmariñas City	545,239,000	46,590,000	591,829,000

Division Office - Proper	58,789,000	9,613,000	68,402,000
Congressional Integrated High School	69,207,000	4,909,000	74,116,000
Dasmariñas East Integrated High School	54,017,000	4,831,000	58,848,000
Dasmariñas Integrated High School	129,497,000	9,256,000	138,753,000
Dasmariñas North National High School	63,503,000	4,901,000	68,404,000
Dasmariñas West National High School	45,987,000	3,776,000	49,763,000
New Era National High School	27,143,000	2,285,000	29,428,000
Pag-asa National High School	28,552,000	2,076,000	30,628,000
Paliparan National High School	68,544,000	4,943,000	73,487,000

Division of Lipa City	297,233,000	28,093,000	325,326,000

Division Office - Proper	17,969,000	3,392,000	21,361,000
Bolbok National High School	16,747,000	1,840,000	18,587,000
Bugtongnapulo Integrated National High School	9,007,000	899,000	9,906,000
Bulacnin Integrated National High School	18,919,000	1,697,000	20,616,000
Fernando Air Base Integrated National High School	33,786,000	2,651,000	36,437,000
Inosloban-Marawoy Integrated National High School	43,727,000	3,316,000	47,043,000
Lipa City National High School	64,839,000	5,144,000	69,983,000
Lodlod Integrated National High School	14,942,000	1,588,000	16,530,000
Lumbang Integrated National High School	12,588,000	1,390,000	13,978,000
Pinagkawitan National High School	23,247,000	1,894,000	25,141,000
Pinagtongulan National High School	14,539,000	1,523,000	16,062,000
San Celestino Integrated National High School	13,718,000	1,411,000	15,129,000
San Isidro Integrated National High School	13,205,000	1,348,000	14,553,000

Division of Lucena City	137,148,000	14,067,000	151,215,000

Division Office - Proper	44,000	2,540,000	2,584,000
Cotta National High School	17,628,000	1,758,000	19,386,000
Gulang-Gulang National High School	28,958,000	2,716,000	31,674,000
Lucena City National High School	61,852,000	4,520,000	66,372,000
Lucena Dalahican National High School	28,666,000	2,533,000	31,199,000

Division of San Pablo City	245,644,000	21,553,000	267,197,000

Division Office - Proper	59,043,000	6,204,000	65,247,000

APRIL 29, 2019	OFFICIAL GAZETTE	263
DEPARTMENT OF EDUCATION

Col. Lauro D. Dizon Memorial National High School (San Pablo City National High School Annex)	56,547,000	4,575,000	61,122,000
Del Remedio National High School	14,961,000	1,079,000	16,040,000
San Bartolone National High School	13,489,000	1,181,000	14,670,000
San Jose National High School (San Pablo City National High School - San Jose Extension)	26,545,000	2,298,000	28,843,000
San Pablo City National High School	50,156,000	3,747,000	53,903,000
San Vicente National High School (San Pablo City National High School - San Vicente Extension)	14,426,000	1,360,000	15,786,000
Santisimo Rosario National High School	10,477,000	1,109,000	11,586,000

Division of Sta. Rosa City	218,991,000	21,563,000	240,554,000

Division Office - Proper	12,584,000	3,953,000	16,537,000
Aplaya National High School	52,097,000	3,204,000	55,301,000
Balibago National High School	69,115,000	5,729,000	74,844,000
Pulong Sta. Cruz National High School	21,102,000	2,173,000	23,275,000
Southville IV National High School	30,492,000	3,080,000	33,572,000
Sta. Rosa Science and Technology High School	16,219,000	1,635,000	17,854,000
Sto. Domingo National High School	17,382,000	1,789,000	19,171,000

Division of Tanauan City	186,806,000	19,393,000	206,199,000

Division Office - Proper	42,480,000	6,000,000	48,480,000
Bernardo Lirio National High School	28,424,000	2,712,000	31,136,000
Luyos National High School	11,250,000	1,137,000	12,387,000
Natatas National High School	9,600,000	886,000	10,486,000
Pantay National High School	9,562,000	905,000	10,467,000
Tanauan City National High School	35,142,000	3,299,000	38,441,000
Tanauan School of Fisheries	32,580,000	2,861,000	35,441,000
Tinurik National High School	17,768,000	1,593,000	19,361,000

Division of Tayabas City	91,600,000	7,725,000	99,325,000

Division Office - Proper	11,533,000	1,541,000	13,074,000
Luis Palad National High School	80,067,000	6,184,000	86,251,000

Division of Bacoor City	246,631,000	27,956,000	274,587,000

Division Office - Proper	11,165,000	15,247,000	26,412,000
Bacoor National High School (Main)	183,351,000	7,263,000	190,614,000
Eastern Bacoor National High School	52,115,000	5,446,000	57,561,000

Division of Imus City	262,316,000	24,543,000	286,859,000

Division Office - Proper	3,643,000	4,627,000	8,270,000
Gen. E. Aguinaldo National High School (Imus)	128,213,000	10,072,000	138,285,000
Imus National High School	130,460,000	9,844,000	140,304,000

Division of Biñan City	217,843,000	21,921,000	239,764,000

Division Office - Proper		4,787,000	4,787,000
Biñan National High School - Main	53,960,000	4,682,000	58,642,000
Biñan Secondary School of Applied Academics	51,301,000	3,051,000	54,352,000
Jacobo Z. Gonzales Memorial National High School	82,513,000	6,500,000	89,013,000
Nereo R. Joaquin National High School	15,460,000	1,339,000	16,799,000
St. Francis National High School	14,609,000	1,562,000	16,171,000

264	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IVB - MIMAROPA	3,679,591,000	375,239,000	4,054,830,000

Division of Marinduque	304,166,000	32,346,000	336,512,000

Division Office - Proper	171,307,000	20,995,000	192,302,000
Bangbang National High School	15,909,000	1,533,000	17,442,000
Bognuyan National High School	15,332,000	1,509,000	16,841,000
Buenavista National High School	17,836,000	1,550,000	19,386,000
Landy National High School	12,064,000	1,190,000	13,254,000
Makapuyat National High School	12,514,000	1,212,000	13,726,000
Marinduque National High School	59,204,000	4,357,000	63,561,000

Division of Occidental Mindoro	562,231,000	56,003,000	618,234,000

Division Office - Proper	128,071,000	20,637,000	148,708,000
Abra de Ilog National High School	15,026,000	1,587,000	16,613,000
Calintaan National High School	16,983,000	1,573,000	18,556,000
Central National High School (San Jose National High School Annex)	14,514,000	1,740,000	16,254,000
Ligaya National High School	13,293,000	1,295,000	14,588,000
Looc National School of Fisheries	8,163,000	870,000	9,033,000
Lubang Integrated School	9,400,000	951,000	10,351,000
Lubang Vocational High School	17,364,000	995,000	18,359,000
Magsaysay National High School	39,097,000	3,136,000	42,233,000
Occidental Mindoro National High School	55,014,000	4,322,000	59,336,000
Paluan National High School	14,751,000	1,352,000	16,103,000
Pedro T. Mendiola, Sr. Memorial National High School (Mina de Oro National High School)	46,787,000	2,583,000	49,370,000
Rizal National High School	25,172,000	2,179,000	27,351,000
Sablayan National Comprehensive High School	47,411,000	3,797,000	51,208,000
San Jose National Agricultural and Industrial High School	26,462,000	2,013,000	28,475,000
San Jose National High School	46,102,000	3,578,000	49,680,000
San Vicente National High School	10,321,000	1,120,000	11,441,000
Sta. Cruz National High School	28,300,000	2,275,000	30,575,000

Division of Oriental Mindoro	821,895,000	78,667,000	900,562,000

Division Office - Proper	200,677,000	31,481,000	232,158,000
Alcadesma National High School	13,922,000	1,328,000	15,250,000
Aurelio Arago Memorial National High School	38,571,000	2,402,000	40,973,000
Aurora National High School	12,853,000	1,143,000	13,996,000
Baco National High School	33,115,000	2,270,000	35,385,000
Balugo National High School	14,781,000	1,217,000	15,998,000
Bansud National High School (Regional Science High School for MIMAROPA)	12,688,000	1,991,000	14,679,000
Bulalacao National High School	25,654,000	1,932,000	27,586,000
Bulbugan National High School	18,023,000	1,321,000	19,344,000
Dangay National High School	19,096,000	1,588,000	20,684,000
Dayhagan National High School	12,489,000	1,084,000	13,573,000
Domingo Yu Chu National High School	30,681,000	1,850,000	32,531,000
Doroteo S. Mendoza, Sr. National High School	13,901,000	1,212,000	15,113,000
Fe del Mundo National High School	25,570,000	2,001,000	27,571,000
Inarawan National High School	9,692,000	1,028,000	10,720,000
Kaligtasan National High School	12,117,000	1,033,000	13,150,000
Leuteboro National High School	35,130,000	2,482,000	37,612,000
Marcelo Cabrera Vocational High School	21,094,000	1,718,000	22,812,000
Melgar National High School	10,860,000	845,000	11,705,000
Nabuslot National High School	38,348,000	2,434,000	40,782,000

APRIL 29, 2019	OFFICIAL GAZETTE	265
DEPARTMENT OF EDUCATION

Naujan Municipal High School	15,361,000	1,387,000	16,748,000
Pag-asa National High School	15,174,000	1,227,000	16,401,000
Pambisan National High School	12,807,000	1,051,000	13,858,000
Pili National High School	15,140,000	1,084,000	16,224,000
Porfirio Comia Memorial High School (Barcenaga National High School)	28,186,000	2,127,000	30,313,000
President Diosdado Macapagal Memorial National High School	22,656,000	1,796,000	24,452,000
Puerto Galera National High School	34,570,000	1,669,000	36,239,000
Quinabigan National High School	15,083,000	1,230,000	16,313,000
San Agustin National High School	18,773,000	1,321,000	20,094,000
San Mariano National High School	19,856,000	1,384,000	21,240,000
Vicente B. Ylagan National High School	11,697,000	951,000	12,648,000
Villa Pag-asa National High School	13,330,000	1,080,000	14,410,000

Division of Palawan	1,010,598,000	122,202,000	1,132,800,000

Division Office - Proper	527,812,000	78,580,000	606,392,000
Abongan National High School	10,162,000	927,000	11,089,000
Aborlan National High School	11,385,000	1,137,000	12,522,000
Araceli National High School	11,864,000	1,160,000	13,024,000
Aramaywan National High School	12,743,000	1,076,000	13,819,000
Balabac National High School	12,328,000	1,464,000	13,792,000
Bataraza National High School	17,751,000	1,701,000	19,452,000
Brooke’s Point National High School	23,454,000	2,354,000	25,808,000
Central Taytay National High School	22,631,000	2,384,000	25,015,000
Coron School of Fisheries	35,308,000	3,100,000	38,408,000
Culion National High School (Culion Sanitarium Special School)	14,558,000	1,552,000	16,110,000
El Nido National High School	18,497,000	1,596,000	20,093,000
Gaudencio Abordo Memorial National High School	23,971,000	995,000	24,966,000
Governor Alfredo Abueg, Sr. National Technical and Vocational Memorial High School	12,103,000	1,097,000	13,200,000
Jose P. Rizal National High School	13,925,000	1,461,000	15,386,000
Magara School for Philippine Craftsmen	10,179,000	1,187,000	11,366,000
Narra National High School	36,027,000	2,763,000	38,790,000
Panacan National High School	10,566,000	977,000	11,543,000
Plaridel National High School	11,527,000	1,190,000	12,717,000
Princesa Urduja National High School	14,835,000	1,382,000	16,217,000
Pulot National High School	25,167,000	2,066,000	27,233,000
Quezon National High School	36,507,000	2,912,000	39,419,000
Rio Tuba National High School	16,639,000	1,880,000	18,519,000
Roxas National Comprehensive High School	41,739,000	3,379,000	45,118,000
Salvacion National High School	12,072,000	1,293,000	13,365,000
San Vicente National High School	16,261,000	1,492,000	17,753,000
Sta. Teresita National High School	10,587,000	1,097,000	11,684,000

Division of Romblon	476,824,000	41,279,000	518,103,000

Division Office - Proper	109,519,000	13,839,000	123,358,000
Agnipa National High School	11,614,000	1,028,000	12,642,000
Alcantara National High School	21,775,000	1,464,000	23,239,000
Banton National High School	9,903,000	761,000	10,664,000
Cajidiocan National High School	20,356,000	1,644,000	22,000,000
Calatrava National High School	14,353,000	1,334,000	15,687,000
Concepcion National High School	10,492,000	576,000	11,068,000
Corcuera National High School	10,688,000	812,000	11,500,000
Don Carlos M. Mejias Memorial High School	21,283,000	1,787,000	23,070,000
Espana National High School	12,947,000	1,143,000	14,090,000

266	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Esteban Madrona National High School (Bachawan National High School)	10,777,000	810,000	11,587,000
Libertad National High School	10,301,000	903,000	11,204,000
Looc National High School	43,688,000	2,552,000	46,240,000
Mabini National High School	9,196,000	819,000	10,015,000
Macario Molina National High School	11,080,000	863,000	11,943,000
Magdiwang National High School	23,546,000	1,632,000	25,178,000
Odiongan National High School	33,197,000	2,322,000	35,519,000
Romblon National High School, Romblon	42,588,000	2,922,000	45,510,000
San Andres National High School (RCFF - San Andres]	14,724,000	1,347,000	16,071,000
San Jose Agricultural High School	19,143,000	1,395,000	20,538,000
Sta. Fe National High School (Guinbirayan National High School - Sta. Fe Extension)	15,654,000	1,326,000	16,980,000

Division of Calapan City	187,480,000	14,523,000	202,003,000

Division Office - Proper	31,569,000	3,273,000	34,842,000
Canubing 1 National High School	18,405,000	1,339,000	19,744,000
Community Vocational High School	17,043,000	1,531,000	18,574,000
Managpi National High School	13,622,000	1,175,000	14,797,000
Oriental Mindoro National High School	93,759,000	6,065,000	99,824,000
Pedro V. Panaligan Memorial National High School (Jose J. Leido, Jr. Memorial NHS - Comunal Annex)	13,082,000	1,140,000	14,222,000

Division of Puerto Princesa City	316,397,000	30,219,000	346,616,000

Division Office - Proper	103,529,000	14,484,000	118,013,000
Palawan National School	107,375,000	7,546,000	114,921,000
San Jose National High School	28,883,000	2,869,000	31,752,000
San Miguel National High School	35,687,000	2,602,000	38,289,000
Sicsican National High School	40,923,000	2,718,000	43,641,000

Region V - Bicol	7,112,375,000	729,156,000	7,841,531,000

Division of Albay	1,067,602,000	104,740,000	1,172,342,000

Division Office - Proper	291,874,000	35,248,000	327,122,000
Anislag National High School	45,565,000	3,107,000	48,672,000
Balogo High School	10,717,000	1,267,000	11,984,000
Bariw National High School	12,475,000	1,258,000	13,733,000
Bonga National High School	10,664,000	1,011,000	11,675,000
Buga High School, Libon	13,804,000	1,283,000	15,087,000
Cabasan National High School	10,555,000	1,056,000	11,611,000
Cotmon National High School	14,169,000	1,418,000	15,587,000
Daraga National High School	57,966,000	4,930,000	62,896,000
Ilawod High School	16,245,000	1,716,000	17,961,000
Itaran National High School	18,942,000	1,535,000	20,477,000
Jovellar National High School	14,478,000	1,398,000	15,876,000
Libon Agro-Industrial High School	21,921,000	1,992,000	23,913,000
Lower Binogsacan National High School	8,877,000	922,000	9,799,000
Malabog National High School	27,906,000	2,402,000	30,308,000
Malilipot National High School	11,417,000	1,189,000	12,606,000
Malinao National High School	34,368,000	2,994,000	37,362,000
Malipo National High School	11,090,000	1,094,000	12,184,000
Manito National High School	18,107,000	1,825,000	19,932,000
Maramba National High School	11,042,000	1,090,000	12,132,000
Marcial O. Rañola Memorial High School	69,954,000	5,783,000	75,737,000
Masarawag National High School	10,775,000	1,072,000	11,847,000
Mauraro National High School	14,241,000	1,379,000	15,620,000

APRIL 29, 2019	OFFICIAL GAZETTE	267
DEPARTMENT OF EDUCATION

Naga National High School	26 ,667,000	2,819,000	29,486,000
Oas Polytechnic School	20,932,000	1,766,000	22,698,000
Pantao National High School	11,541,000	1,304,000	12,845,000
Pili National High School	12,630,000	1,038,000	13,668,000
Pioduran National High School	13,518,000	1,525,000	15,043,000
Polangui General Comprehensive High School	65,076,000	5,177,000	70,253,000
Ponso National High School	13,049,000	1,319,000	14,368,000
Rapu-rapu National High School	17,860,000	1,520,000	19,380,000
Saban National High School	11,408,000	1,064,000	12,472,000
San Antonia National High School, Malilipot	7,689,000	748,000	8,437,000
San Jose National High School, Malilipot	24,244,000	2,296,000	26,540,000
Sto. Domingo National High School	35,269,000	2,766,000	38,035,000
Tiwi Agro-Industrial School	27,807,000	2,113,000	29,920,000
Villahermosa National High School	8,938,000	926,000	9,864,000
Vinisitahan National High School	13,822,000	1,390,000	15,212,000

Division of Camarines Norte	676,078,000	68,673,000	744,751,000

Division Office - Proper	205,479,000	26,560,000	232,039,000
Alawihao High School	17,260,000	1,535,000	18,795,000
Basud National High School	37,740,000	2,812,000	40,552,000
Batobalani National High School	15,649,000	1,539,000	17,188,000
Camarines Norte High School	32,759,000	2,826,000	35,585,000
D. Q. Liwag National High School	17,223,000	1,590,000	18,813,000
Daguit National High School	10,576,000	1,013,000	11,589,000
Delia Diezmo High School	10,635,000	1,187,000	11,822,000
Froilan Lopez High School	11,008,000	1,217,000	12,225,000
Gonzalo Aler National High School	10,123,000	1,196,000	11,319,000
Jose Panganiban National High School	50,650,000	4,060,000	54,710,000
Labo Science and Technology High School	11,520,000	1,249,000	12,769,000
Larap National High School	13,148,000	1,349,000	14,497,000
Leocadio Alejo Entienza High School, Sta. Elena	8,666,000	1,043,000	9,709,000
Moreno Integrated School	36,541,000	2,824,000	39,365,000
Paracale National High School	30,850,000	2,627,000	33,477,000
Rizal National High School	18,594,000	1,688,000	20,282,000
San Felipe National Nigh School	14,033,000	1,425,000	15,458,000
San Roque High School	19,063,000	1,604,000	20,667,000
Talobatib High School	10,705,000	1,014,000	11,719,000
Tigbinan National High School	11,377,000	1,236,000	12,613,000
Tulay Na Lupa National High School	22,298,000	2,227,000	24,525,000
Vicente L. Basit Memorial High School	11,085,000	1,048,000	12,133,000
Vinzons Pilot High School	49,096,000	3,804,000	52,900,000

Division of Camarines Sur	1,849,213,000	209,167,000	2,058,380,000

Division Office - Proper	714,764,000	101,334,000	816,098,000
Agdangan National High School	11,337,000	1,089,000	12,426,000
Antipolo National High School, Minalabac	10,229,000	1,191,000	11,420,000
Baao National High School	34,425,000	2,731,000	37,156,000
Barcelonita Fishery School	11,337,000	1,237,000	12,574,000
Bato National High School	15,212,000	1,637,000	16,849,000
Bikal Fishery School	13,307,000	1,211,000	14,518,000
Binanuaanan High School	8,915,000	855,000	9,770,000
Bula National High School	24,151,000	2,016,000	26,167,000
Calabanga National Science High School (Calabanga National High School)	40,218,000	3,385,000	43,603,000
Colacling National High School	12,286,000	1,194,000	13,480,000
Del Gallego National High School	16,284,000	1,382,000	17,666,000
Don M. Veneracion National High School	11,028,000	1,138,000	12,166,000

268	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Don Servillano Platon Memorial National High School	25,986,000	2,668,000	28,654,000
Dr. Rodolfo V. Pamor, Jr. Memorial National High School	20,296,000	1,140,000	21,436,000
Gainza National High School	10,919,000	1,003,000	11,922,000
Goa National High School	22,044,000	2,369,000	24,413,000
Godofredo Reyes, Sr. National High School	11,346,000	1,441,000	12,787,000
Hanawan National High School	10,953,000	1,217,000	12,170,000
Hobo National High School	10,279,000	1,095,000	11,374,000
Homobono H. Gonzalez National High School	9,295,000	977,000	10,272,000
Juan F. Triviño Memorial High School	20,030,000	1,906,000	21,936,000
La Purisima National High School	16,324,000	1,650,000	17,974,000
Magarao National High School, Magarao	17,327,000	1,560,000	18,887,000
Malawag National High School	9,118,000	1,056,000	10,174,000
Maura N. Sibulo National High School	10,038,000	952,000	10,990,000
Milaor National High School	24,672,000	1,952,000	26,624,000
Minalabac National High School	12,797,000	1,331,000	14,128,000
Nabua National High School	78,291,000	5,598,000	83,889,000
Nato National High School	14,275,000	1,677,000	15,952,000
Ocampo National High School	31,436,000	2,695,000	34,131,000
Palsong National High School	12,582,000	1,501,000	14,083,000
Pamplona National High School	16,987,000	1,670,000	18,657,000
Pamukid National High School	16,048,000	1,585,000	17,633,000
Partido Agro - Industrial National High School	9,607,000	1,181,000	10,788,000
Pili National High School - Pili	37,330,000	2,892,000	40,222,000
Pinaglabanan High School	14,210,000	1,555,000	15,765,000
Quipayo National High School	18,377,000	1,864,000	20,241,000
Ragay National Agricultural and Fisheries School	22,806,000	3,247,000	26,053,000
Rodriguez National High School	15,258,000	1,419,000	16,677,000
Salvacion National High School - Bato	12,147,000	1,224,000	13,371,000
San Fernando National High School	17,207,000	1,492,000	18,699,000
San Isidro National High School - Libmanan	17,280,000	1,700,000	18,980,000
San Jose National High School, San Jose	19,731,000	1,740,000	21,471,000
San Jose Pili National High School	21,038,000	1,957,000	22,995,000
San Juan National High School	18,945,000	2,071,000	21,016,000
San Rafael National High School	38,978,000	3,314,000	42,292,000
San Ramon National High School - Lagonoy	17,043,000	1,772,000	18,815,000
San Vicente National High School - Buhi	23,926,000	2,999,000	26,925,000
Sipocot National High School	40,633,000	3,103,000	43,736,000
Siruma National High School	8,545,000	918,000	9,463,000
Sta. Cruz National High School	14,817,000	1,237,000	16,054,000
Sta. Justina National High School	16,436,000	1,965,000	18,401,000
Sta. Lutgarda National High School	14,525,000	1,520,000	16,045,000
Sto. Tomas National High School	25,504,000	2,219,000	27,723,000
Sulpicio A. Roco National High School	10,114,000	960,000	11,074,000
Tamban National High School	13,183,000	1,318,000	14,501,000
Tandaay Provincial High School	10,170,000	1,140,000	11,310,000
Tamog National High School	18,367,000	1,774,000	20,141,000
Tomas A. Andaya, Sr. National High School	13,233,000	1,336,000	14,569,000
Union National High School	11,335,000	1,024,000	12,359,000
Villazar National High School	12,148,000	1,455,000	13,603,000
Vivencio Obias - Kinalansan National High School	11,784,000	1,328,000	13,112,000

Division of Catanduanes	431,948,000	39,317,000	471,265,000

Division Office - Proper	163,025,000	18,697,000	181,722,000
Bagamanoc Rural Development High School	14,015,000	1,073,000	15,088,000
Baras Rural Development High School	16,367,000	1,502,000	17,869,000
Bato Rural Development High School	22,796,000	1,645,000	24,441,000
Calatagan High School	15,266,000	1,331,000	16,597,000

APRIL 29, 2019	OFFICIAL GAZETTE	269
DEPARTMENT OF EDUCATION

Caramoran Rural Development High School	11,958,000	1,094,000	13,052,000
Caramoran School of Fisheries	10,770,000	987,000	11,757,000
Catanduanes National High School	60,036,000	4,382,000	64,418,000
Gigmoto Rural Development High School	12,394,000	1,054,000	13,448,000
Pandan School of Arts and Trades	25,329,000	1,851,000	27,180,000
San Andres Vocational School	31,148,000	2,103,000	33,251,000
San Miguel Rural Development High School	21,980,000	1,236,000	23,216,000
Supang-Datag National High School	8,866,000	916,000	9,782,000
Viga Rural Development High School	17,998,000	1,446,000	19,444,000

Division of Masbate	917,993,000	105,153,000	1,023,146,000

Division Office - Proper	525,354,000	71,972,000	597,326,000
Andres Clemente, Jr. National High School	19,090,000	1,504,000	20,594,000
Aroroy National High School	38,788,000	2,780,000	41,568,000
Badiang National High School	9,919,000	845,000	10,764,000
Bagahanglad National High School	9,674,000	766,000	10,440,000
Baleno National High School	11,181,000	1,130,000	12,311,000
Balud National High School	8,983,000	1,155,000	10,138,000
Buenavista National High School	20,462,000	1,977,000	22,439,000
Cataingan National High School	41,194,000	3,178,000	44,372,000
Del Carmen National High School	19,811,000	1,795,000	21,606,000
Dimasalang National High School	27,684,000	2,257,000	29,941,000
Luy-a National High School	12,543,000	1,062,000	13,605,000
Mandaon National High School	24,758,000	2,003,000	26,761,000
Masbate School of Fisheries	18,796,000	1,642,000	20,438,000
Mobo National High School	24,698,000	1,751,000	26,449,000
Monreal National High School	11,373,000	1,206,000	12,579,000
Panique National High School	14,202,000	1,319,000	15,521,000
Pawican National High School	10,269,000	916,000	11,185,000
Salvador Arollado, Sr. Memorial High School	12,880,000	1,257,000	14,137,000
San Jacinto National High School	25,323,000	1,792,000	27,115,000
San Pascual National High School	20,578,000	1,873,000	22,451,000
Villahermosa National High School	10,433,000	973,000	11,406,000

Division of Sorsogon	910,073,000	84,136,000	994,209,000

Division Office - Proper	292,388,000	35,637,000	328,025,000
Abucay National High School	13,319,000	1,183,000	14,502,000
Barcelona National Comprehensive High School	25,094,000	1,748,000	26,842,000
Biriran National High School	10,204,000	781,000	10,985,000
Buhang National High School	11,747,000	1,084,000	12,831,000
Bulan National High School	59,073,000	3,914,000	62,987,000
Bulusan High School	16,313,000	1,404,000	17,717,000
Casiguran Technical Vocational School	39,287,000	3,225,000	42,512,000
Castilla National High School	8,537,000	746,000	9,283,000
Cumadcad National High School	22,828,000	1,850,000	24,678,000
Dinapa National High School	11,355,000	975,000	12,330,000
Donsol National Comprehensive High School	50,015,000	3,445,000	53,460,000
Donsol Vocational High School	25,419,000	1,344,000	26,763,000
Gabao National High School	12,686,000	1,201,000	13,887,000
Gallanosa National High School	65,140,000	5,121,000	70,261,000
Gubat National High School	48,453,000	3,841,000	52,294,000
Macalaya National High School	11,484,000	942,000	12,426,000
Magallanes National High School	14,810,000	1,487,000	16,297,000
Magallanes National Vocational High School	14,882,000	1,114,000	15,996,000
Matnog National High School	33,057,000	2,603,000	35,660,000
Pilar National Comprehensive High School	29,165,000	2,519,000	31,684,000
Prieto Diaz National High School	19,289,000	1,484,000	20,773,000
Salvacion National High School	13,258,000	1,451,000	14,709,000

270	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

San Francisco National High School	15,792,000	1,407,000	17,199,000
San Isidro National High School (Bulan)	9,937,000	939,000	10,876,000
Sta. Magdalena National High School	22,702,000	1,754,000	24,456,000
Talaonga National High School	13,839,000	937,000	14,776,000

Division of Iriga City	132,383,000	12,582,000	144,965,000

Division Office - Proper	30,745,000	4,139,000	34,884,000
Perpetual Help National High School	14,334,000	1,309,000	15,643,000
Rinconada National Technical Vocational School	31,656,000	2,203,000	33,859,000
Sagrada National High School	9,396,000	776,000	10,172,000
San Antonio National High School, Iriga City	9,638,000	963,000	10,601,000
Zeferino Arroyo High School	36,614,000	3,192,000	39,806,000

Division of Legazpi City	189,708,000	17,388,000	207,096,000

Division Office - Proper	45,890,000	5,701,000	51,591,000
Banquerohan National High School	21,298,000	1,888,000	23,186,000
Cabangan High School	22,336,000	2,255,000	24,591,000
Homapon High School	12,171,000	1,171,000	13,342,000
Legazpi City Science High School	10,468,000	1,089,000	11,557,000
Oro Site High School	23,500,000	2,123,000	25,623,000
Pag-asa National High School	54,045,000	3,161,000	57,206,000

Division of Ligao City	152,499,000	16,876,000	169,375,000

Division Office - Proper	51,437,000	6,662,000	58,099,000
Bicol Regional Science High School	9,121,000	2,156,000	11,277,000
Deogracias P. Princesa Memorial High School	12,957,000	1,265,000	14,222,000
Ligao National High School	66,485,000	5,569,000	72,054,000
Paulba National High School	12,499,000	1,224,000	13,723,000

Division of Masbate City	133,833,000	11,283,000	145,116,000

Division Office - Proper	33,680,000	4,104,000	37,784,000
Capitolina O. Legaspi Memorial High School (E. Legaspi, Sr. National High School)	12,696,000	1,094,000	13,790,000
Masbate National Comprehensive High School	87,457,000	6,085,000	93,542,000

Division of Naga City	220,915,000	20,149,000	241,064,000

Division Office - Proper	19,467,000	2,398,000	21,865,000
Camarines Sur National High School	119,483,000	9,498,000	128,981,000
Cararayan National High School	20,894,000	2,110,000	23,004,000
Carolina National High School	12,277,000	1,349,000	13,626,000
Concepcion Pequeña National High School	18,648,000	1,685,000	20,333,000
Naga City School of Arts and Trades (Sabang High School, Naga City)	17,809,000	1,700,000	19,509,000
Naga City Science High School	12,337,000	1,409,000	13,746,000

Division of Sorsogon City	223,679,000	20,599,000	244,278,000

Division Office - Proper	64,142,000	7,595,000	71,737,000
Abuyog National High School	11,274,000	1,078,000	12,352,000
Celestino G. Tabuena Memorial National High School	13,049,000	1,099,000	14,148,000
Rawis National High School	17,892,000	1,576,000	19,468,000
Rizal Integrated National School	13,632,000	1,265,000	14,897,000
Sorsogon National High School	103,690,000	7,986,000	111,676,000

APRIL 29, 2019	OFFICIAL GAZETTE	271
DEPARTMENT OF EDUCATION

Division of Tabaco City	206,451,000	19,093,000	225,544,000

Division Office - Proper	24,749,000	2,803,000	27,552,000
Bantayan National High School	13,955,000	1,390,000	15,345,000
San Antonio National High School, Tabaco	21,340,000	2,085,000	23,425,000
San Lorenzo National High School	22,543,000	2,086,000	24,629,000
San Miguel National High School	11,285,000	1,163,000	12,448,000
Tabaco National High School	112,579,000	9,566,000	122,145,000

Region VI - Western Visayas	8,522,544,000	805,764,000	9,328,308,000

Division of Aklan	667,469,000	70,575,000	738,044,000

Division Office - Proper	141,170,000	22,425,000	163,595,000
Aguinaldo Repdiedad, Sr. Integrated School	9,228,000	1,023,000	10,251,000
Aklan National High School for Arts and Trades	27,910,000	2,512,000	30,422,000
Altavas National School	30,816,000	2,225,000	33,041,000
Bacan National High School	11,154,000	1,071,000	12,225,000
Batan Academy (A National High School)	13,967,000	973,000	14,940,000
Bay-ang Mapag-ong National High School	5,258,000	601,000	5,859,000
Boracay National High School	19,622,000	1,398,000	21,020,000
Buruanga Vocational School	22,427,000	1,598,000	24,025,000
Calimbajan-Tina National High School	7,590,000	804,000	8,394,000
Calizo National High School	5,259,000	534,000	5,793,000
Camaligan National High School	7,993,000	776,000	8,769,000
Camansi National High School	3,461,000	458,000	3,919,000
Candelaria National High School	10,699,000	993,000	11,692,000
Ciriaco L. Icamina, Sr. National High School (Bulabod National High School)	5,265,000	549,000	5,814,000
Daja Sur National High School	4,470,000	450,000	4,920,000
Father Julian C. Rago Memorial High School	8,548,000	790,000	9,338,000
Gaudencio L. Vega National High School	7,590,000	738,000	8,328,000
Jose Borromeo Legaspi National High School	7,822,000	766,000	8,588,000
Libacao National Forestry Vocational High School	21,117,000	1,723,000	22,840,000
Liloan National High School	4,825,000	466,000	5,291,000
Linabuan National High School	12,472,000	1,107,000	13,579,000
Linayasan National High School	7,231,000	779,000	8,010,000
Madalag National High School	13,612,000	1,245,000	14,857,000
Makato Integrated School	12,080,000	1,318,000	13,398,000
Malay National High School	16,031,000	1,568,000	17,599,000
Malinao School for Philippine Craftsmen	20,888,000	1,283,000	22,171,000
Maloco National High School	11,500,000	937,000	12,437,000
Naile National High School	10,071,000	987,000	11,058,000
Naisud National High School	8,526,000	916,000	9,442,000
Navitas National High School	3,071,000	359,000	3,430,000
New Washington National Comprehensive High School	22,624,000	1,875,000	24,499,000
Numancia Integrated School	16,862,000	1,501,000	18,363,000
Numancia National School of Fisheries	16,700,000	1,160,000	17,860,000
Ochando National High School	9,177,000	843,000	10,020,000
Ondoy National High School	8,781,000	753,000	9,534,000
Panayakan National High School	4,883,000	575,000	5,458,000
Petronilo C. Ibadlit National High School (Badiangan National High School)	5,419,000	466,000	5,885,000
Regional Science High School (Science Development National High School)	14,119,000	2,764,000	16,883,000
Rizal J. Rodriguez, Sr. National High School (Cabugao National High School)	5,708,000	555,000	6,263,000
Rosario National High School	3,825,000	478,000	4,303,000
Solido National High School	7,265,000	776,000	8,041,000
Tangalan National High School	16,249,000	1,216,000	17,465,000

272	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Toledo National High School	14,401,000	1,484,000	15,885,000
Torralba National High School	7,528,000	743,000	8,271,000
Unidos National High School	9,957,000	905,000	10,862,000
Union National High School	12,298,000	1,109,000	13,407,000

Division of Antique	701,950,000	65,843,000	767,793,000

Division Office - Proper	48,382,000	7,619,000	56,001,000
Antique National High School	82,074,000	6,146,000	88,220,000
Antique Vocational School	39,689,000	3,074,000	42,763,000
Aureliana National High School	18,942,000	1,736,000	20,678,000
Barangbang National High School	12,657,000	1,100,000	13,757,000
Barasanan National High School	5,595,000	733,000	6,328,000
Barbaza National High School	18,609,000	1,726,000	20,335,000
Belison National School	24,399,000	1,695,000	26,094,000
Bitadton National High School	9,578,000	958,000	10,536,000
Buhang National High School	7,520,000	793,000	8,313,000
Caluya National High School	17,389,000	1,621,000	19,010,000
Col. Ruperto Abellon National School	19,687,000	1,550,000	21,237,000
Concepcion L. Cazeñas Memorial School (Gov. Villavert Jimenez National High School)	14,988,000	1,275,000	16,263,000
Diclum National High School	6,893,000	721,000	7,614,000
Egaña National High School	6,847,000	966,000	7,813,000
Gamad Sto. Tomas National High School	3,015,000	514,000	3,529,000
Gen. Leandro Fullon National School	15,646,000	1,068,000	16,714,000
Gideon M. Cabigunda Memorial High School (Bugo National School)	12,166,000	1,124,000	13,290,000
Gov. Julio Macuja Memorial Comprehensive High School (Iraya National High School)	12,475,000	1,191,000	13,666,000
Governor Julian Fullon Pacificador National School	12,754,000	1,166,000	13,920,000
Igburi National High School	8,361,000	801,000	9,162,000
Igcado National High School	2,684,000	361,000	3,045,000
Igpalge National High School	6,586,000	678,000	7,264,000
Laua-an National High School	11,488,000	1,197,000	12,685,000
Libertad National Vocational High School	19,344,000	1,359,000	20,703,000
Lirio H. Escaño, Sr. National School	14,964,000	1,438,000	16,402,000
Mag-aba National High School	9,310,000	969,000	10,279,000
Moscoso-Rios National High School	16,370,000	1,600,000	17,970,000
Northern Antique Vocational School	38,945,000	3,001,000	41,946,000
Northern Bugasong National High School	8,578,000	801,000	9,379,000
Pandan National Vocational High School	17,300,000	1,504,000	18,804,000
Pangpang National High School	12,061,000	1,014,000	13,075,000
Pascual M. Osuyos Memorial High School (Aras-asan National High School)	5,641,000	547,000	6,188,000
Patria National High School	10,017,000	781,000	10,798,000
Pis-anan National High School	17,440,000	1,531,000	18,971,000
San Antonio National High School	5,473,000	576,000	6,049,000
San Pedro National High School	10,291,000	899,000	11,190,000
San Roque Ezpeleta National High School	8,012,000	820,000	8,832,000
Sibalom National High School	20,067,000	2,176,000	22,243,000
Sido-San Juan National High School	10,900,000	713,000	11,613,000
Southern Bugasong National High School	6,519,000	586,000	7,105,000
Sta. Ana National High School	4,014,000	484,000	4,498,000
Sta. Justa National High School	11,754,000	1,122,000	12,876,000
Tario Lim National Memorial High School	14,432,000	1,627,000	16,059,000
Tinogboc National High School	4,958,000	529,000	5,487,000
Union National High School	6,745,000	805,000	7,550,000
Valderrama National High School	10,391,000	1,148,000	11,539,000

APRIL 29, 2019	OFFICIAL GAZETTE	273
DEPARTMENT OF EDUCATION

Division of Capiz	781,267,000	71,594,000	852,861,000

Division Office - Proper	59,548,000	8,732,000	68,280,000
Arturo Jugo National High School	6,299,000	554,000	6,853,000
Bongsuan National High School	13,281,000	1,263,000	14,544,000
Cabug-cabug National High School	34,173,000	2,556,000	36,729,000
Camburanan National High School	5,974,000	570,000	6,544,000
Candelaria National High School	9,972,000	805,000	10,777,000
Capiz National High School	96,237,000	6,657,000	102,894,000
Casanayan National High School	10,852,000	1,102,000	11,954,000
Col. Patrocenio Artuz National High School	11,173,000	1,089,000	12,262,000
Commissioner Luis R. Asis National High School	23,031,000	1,935,000	24,966,000
Concepcion Castro Garcia National High School	12,516,000	957,000	13,473,000
Cuartero National High School	18,451,000	1,720,000	20,171,000
Dao National High School	14,269,000	1,616,000	15,885,000
David Moises Memorial High School (Balit National High School)	11,021,000	941,000	11,962,000
Don Felix Balgos Memorial National High School	9,444,000	804,000	10,248,000
Dr. Vicente V. Andaya, Sr. National High School	23,142,000	2,181,000	25,323,000
Dulangan National High School	11,096,000	1,062,000	12,158,000
Dumalag Central National High School	18,884,000	1,944,000	20,828,000
Estefania Montemayor National High School	16,113,000	1,456,000	17,569,000
Florentina Batoampo Degala National High School	9,089,000	908,000	9,997,000
Hipona National High School	22,755,000	1,901,000	24,656,000
Ivisan National High School	28,433,000	2,372,000	30,805,000
Jagnaya National High School	13,113,000	995,000	14,108,000
Jamindan National High School	25,692,000	2,107,000	27,799,000
Leodegario De Ocampo, Sr. National High School (Capagao National High School)	8,964,000	756,000	9,720,000
Lucero National High School	9,518,000	865,000	10,383,000
Maayon National High School	28,542,000	2,402,000	30,944,000
Macario Delfin Bermejo National High School (Jaena Norte)	8,555,000	845,000	9,400,000
Maindang National High School	9,796,000	975,000	10,771,000
Malonoy National High School	10,809,000	960,000	11,769,000
Mambusao East National High School (Extension of David Moises Memorial High School)	7,616,000	881,000	8,497,000
Mambusao National High School (David Moises National High School - Mambusao West Extension)	14,245,000	1,537,000	15,782,000
Manuel F. Onato Memorial High School	8,980,000	827,000	9,807,000
Marciano Patricio National High School (Pilar National High School)	17,373,000	1,594,000	18,967,000
Mayor Ramon A. Benjamin, Sr. Memorial High School	9,068,000	926,000	9,994,000
Panitan National High School	32,672,000	2,896,000	35,568,000
Pontevedra National High School	30,112,000	2,624,000	32,736,000
Putian National High School	6,612,000	641,000	7,253,000
San Nicolas National High School, Pilar	7,434,000	842,000	8,276,000
San Nicolas National High School, Tapaz	11,157,000	837,000	11,994,000
Sapian National High School	28,077,000	2,127,000	30,204,000
Tapaz National High School	14,660,000	1,611,000	16,271,000
Tuburan National High School - F. Degala National High School Extension	12,519,000	1,221,000	13,740,000

Division of Guimaras	218,142,000	19,200,000	237,342,000

Division Office - Proper	30,582,000	3,165,000	33,747,000
Alegria National High School	6,006,000	618,000	6,624,000
Buenavista National High School	27,750,000	2,197,000	29,947,000
Cabalagnan National High School	9,888,000	1,003,000	10,891,000

274	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Desiderio C. Gange (Maabay) National High School	13,188,000	1,158,000	14,346,000
Dr. Catalino Gallego Nava Memorial High School	13,445,000	1,257,000	14,702,000
East Valencia National High School	10,675,000	888,000	11,563,000
Getulio National High School	4,869,000	514,000	5,383,000
Jordan National High School	24,878,000	1,957,000	26,835,000
Magamay National High School	8,797,000	827,000	9,624,000
Nueva Valencia National High School	21,700,000	1,636,000	23,336,000
Remedios E. Vilches-San Lorenzo National High School	12,429,000	1,272,000	13,701,000
Salvacion National High School	11,949,000	1,020,000	12,969,000
Trinidad V. Canja - Sta. Teresa National High School (Sta. Teresa National High School)	21,986,000	1,688,000	23,674,000

Division of Iloilo	2,427,410,000	215,245,000	2,642,655,000

Division Office - Proper	319,874,000	37,778,000	357,652,000
Abangay National High School	9,045,000	774,000	9,819,000
Acao National High School	3,423,000	402,000	3,825,000
Ajuy National High School	27,862,000	2,392,000	30,254,000
Alcarde-Gustilo Memorial National High School	10,379,000	1,021,000	11,400,000
Alejandro Firmeza Memorial National High School	11,175,000	952,000	12,127,000
Alimodian National Comprehensive High School	40,338,000	2,379,000	42,717,000
Ambrosio Maido Memorial National High School	3,849,000	455,000	4,304,000
Anilao National High School	25,735,000	2,074,000	27,809,000
Ardemil National High School	6,788,000	661,000	7,449,000
Aurea Belonia Memorial High School	5,952,000	562,000	6,514,000
Badiangan National High School	13,360,000	1,260,000	14,620,000
Badlan National High School	6,679,000	611,000	7,290,000
Balasan National High School	43,206,000	3,467,000	46,673,000
Banate National High School	37,595,000	2,875,000	40,470,000
Barosong National High School	5,301,000	515,000	5,816,000
Barotac Nuevo Comprehensive National High School	43,993,000	3,405,000	47,398,000
Barotac Viejo National High School	36,321,000	3,189,000	39,510,000
Barroc National High School	7,529,000	763,000	8,292,000
Batad National High School	14,240,000	1,460,000	15,700,000
Bay-ang National High School	5,069,000	619,000	5,688,000
Binabaan National High School	9,284,000	806,000	10,090,000
Binaliwan National High School	7,038,000	786,000	7,824,000
Bingawan National High School	15,776,000	1,275,000	17,051,000
Bololacao National High School	6,398,000	722,000	7,120,000
Botong Cabanbanan National High School	12,062,000	1,105,000	13,167,000
Buayahon Bantay National High School	3,408,000	347,000	3,755,000
Bucari National High School	6,994,000	652,000	7,646,000
Buga National High School	11,445,000	982,000	12,427,000
Burak National High School	3,207,000	382,000	3,589,000
Cabatuan National Comprehensive High School	58,697,000	4,800,000	63,497,000
Cadagmayan National High School	5,980,000	593,000	6,573,000
Cadinglian-Natwan National High School	7,047,000	641,000	7,688,000
Calinog National Comprehensive High School	28,924,000	2,265,000	31,189,000
Calmay National High School	7,742,000	713,000	8,455,000
Camangahan National High School	10,020,000	977,000	10,997,000
Camiros National High School	5,706,000	559,000	6,265,000
Carlos Lopez National High School	18,217,000	1,827,000	20,044,000
Carvasana National High School	7,246,000	817,000	8,063,000
Camayan National High School	25,777,000	2,305,000	28,082,000
Cayos National High School	7,220,000	595,000	7,815,000
Cordova National High School	5,784,000	535,000	6,319,000
Culasi National High School	10,014,000	1,124,000	11,138,000
Daga-Barasan National High School	3,930,000	539,000	4,469,000
Dapdap National High School	5,653,000	572,000	6,225,000

APRIL 29, 2019	OFFICIAL GAZETTE	275
DEPARTMENT OF EDUCATION

Dingle National High School	23,993,000	1,787,000	25,780,000
Don Benjamin Jalandoni, Sr. National High School	6,542,000	649,000	7,191,000
Don Casemiro Andrada Y Cuaresma National High School	22,745,000	1,697,000	24,442,000
Don Esteban S. Javellana National High School	13,706,000	1,073,000	14,779,000
Don Felix Serra National High School	23,075,000	1,957,000	25,032,000
Don Jose Sustiguer Monfort National High School	14,281,000	1,183,000	15,464,000
Dorog National High School	5,797,000	664,000	6,461,000
Dueñas General Comprehensive High School	35,839,000	2,539,000	38,378,000
Dumangas National High School	53,499,000	4,082,000	57,581,000
Escalantera National High School	4,958,000	529,000	5,487,000
Estancia National High School	53,101,000	4,689,000	57,790,000
Gines National High School	5,581,000	632,000	6,213,000
Ginot-an National High School	4,777,000	504,000	5,281,000
Granada National High School	13,074,000	1,222,000	14,296,000
Guimbal National High School	31,764,000	2,561,000	34,325,000
Igbaras National High School	32,292,000	2,360,000	34,652,000
Iloilo National High School	89,858,000	5,545,000	95,403,000
Jamabalud National High School	6,155,000	681,000	6,836,000
Janiuay National Comprehensive High School	47,290,000	4,276,000	51,566,000
Jelicuon-Cabugao National High School	3,510,000	478,000	3,988,000
Kirayan National High School	6,940,000	753,000	7,693,000
Lambunao National High School	54,496,000	4,289,000	58,785,000
Lapayon National High School	5,152,000	514,000	5,666,000
Lawigan National High School	7,585,000	694,000	8,279,000
Leganes National High School	29,325,000	2,334,000	31,659,000
Lemery National High School	19,901,000	1,683,000	21,584,000
Leon National High School	33,451,000	2,280,000	35,731,000
Leonora S. Salapantan National High School	39,047,000	3,013,000	42,060,000
Luca National High School	8,130,000	855,000	8,985,000
Maasin National Comprehensive High School	20,683,000	1,741,000	22,424,000
Malapaya National High School	6,726,000	744,000	7,470,000
Malitbog National High School	11,511,000	1,039,000	12,550,000
Malusgod National High School	5,165,000	622,000	5,787,000
Manuel A. Aaron Memorial National High School	10,177,000	977,000	11,154,000
Mateo National High School (Doroteo De La Mota National High School)	5,513,000	549,000	6,062,000
Miag-ao National High School	23,695,000	2,443,000	26,138,000
Mina National High School	27,279,000	2,267,000	29,546,000
Nabitasan National High School	5,490,000	562,000	6,052,000
Nalundan National High School	5,992,000	641,000	6,633,000
Napnapan National High School	5,198,000	586,000	5,784,000
New Lucena National Comprehensive High School	12,547,000	1,183,000	13,730,000
New Lucena National High School	11,491,000	1,070,000	12,561,000
Nicomedes R. Tubar, Sr. National High School	23,233,000	2,081,000	25,314,000
Oton National High School	63,574,000	4,617,000	68,191,000
Palaca-Damilisan National High School	13,018,000	1,038,000	14,056,000
Palanguia National High School	11,312,000	1,029,000	12,341,000
Parara National High School	6,459,000	610,000	7,069,000
Particion National High School	5,832,000	581,000	6,413,000
Pavia National High School	58,879,000	4,619,000	63,498,000
Payao National High School	5,138,000	565,000	5,703,000
Pili National High School	11,080,000	889,000	11,969,000
Pototan National High School	43,869,000	4,031,000	47,900,000
Purificacion P. Dolor Monfort National High School	17,725,000	1,209,000	18,934,000
Quiling National High School	3,661,000	446,000	4,107,000
Roberto H. Tirol National High School (Concepcion NHS)	26,018,000	2,298,000	28,316,000
Rufino G. Palabrica, Sr. National High School	17,061,000	1,539,000	18,600,000

276	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

San Enrique National Comprehensive High School	20,322,000	1,689,000	22,011,000
San Fernando National High School	7,029,000	731,000	7,760,000
San Joaquin School of Fisheries	19,027,000	1,348,000	20,375,000
San Luis National High School	5,592,000	662,000	6,254,000
San Rafael National High School (Miagao)	5,266,000	516,000	5,782,000
San Rafael National High School (San Rafael)	24,530,000	1,993,000	26,523,000
Sara National High School	38,826,000	3,227,000	42,053,000
Sinogbuhan National High School	5,425,000	568,000	5,993,000
Simalo National High School	3,938,000	468,000	4,406,000
Sta. Barbara National Comprehensive High School	58,748,000	4,344,000	63,092,000
Sta. Rita National High School	7,066,000	652,000	7,718,000
Tagsing-Buyo National High School	6,173,000	626,000	6,799,000
Tigbauan National High School, Maasin	3,042,000	433,000	3,475,000
Tigbauan National High School, Tigbauan	34,622,000	2,469,000	37,091,000
Tina National High School	6,795,000	710,000	7,505,000
Tiolas National High School	5,923,000	700,000	6,623,000
Tiring National High School	6,059,000	593,000	6,652,000
Tubungan National High School	18,671,000	1,586,000	20,257,000
Wenceslao S. Grio National High School (Puyas National High School)	3,558,000	404,000	3,962,000
Zarraga National High School	31,326,000	2,494,000	33,820,000

Division of Negros Occidental	1,440,406,000	147,499,000	1,587,905,000

Division Office - Proper	112,619,000	33,549,000	146,168,000
Agpangi National High School	6,699,000	738,000	7,437,000
Aguisan National High School	14,948,000	1,196,000	16,144,000
Andres Gumban Memorial National High School	7,224,000	918,000	8,142,000
Andulauan National High School	5,846,000	540,000	6,386,000
Antipolo National High School	14,304,000	1,306,000	15,610,000
Barangay Alegria National High School	6,939,000	725,000	7,664,000
Biao National High School	6,395,000	778,000	7,173,000
Binalbagan National High School (Paglaum National High School)	28,726,000	2,272,000	30,998,000
Bocana National High School	12,032,000	942,000	12,974,000
Bug-ang National High School	8,104,000	924,000	9,028,000
Bulata National High School	5,748,000	555,000	6,303,000
Bulwangan National High School	25,462,000	2,130,000	27,592,000
Cabacungan National High School	19,536,000	1,664,000	21,200,000
Calatrava National High School	35,689,000	3,573,000	39,262,000
Camalanda-an National High School	8,387,000	881,000	9,268,000
Caningay National High School	12,381,000	945,000	13,326,000
Cansilayan National High School	9,074,000	952,000	10,026,000
Carabalan National High School	8,663,000	963,000	9,626,000
Catalino Solinguen National High School (Miranda National High School)	7,883,000	802,000	8,685,000
Cauayan National High School	14,570,000	1,526,000	16,096,000
Col. Griffin National High School	15,200,000	1,562,000	16,762,000
Culipapa National High School	13,221,000	1,438,000	14,659,000
Don Florencio Villafranca Memorial National High School	2,922,000	515,000	3,437,000
Don Hilarion G. Gonzaga Memorial High School	16,027,000	1,415,000	17,442,000
Don Simplicio Lizares Memorial National High School	8,868,000	839,000	9,707,000
Dr. Antonio Lizares National High School	17,951,000	1,436,000	19,387,000
E. B. Magalona National High School	46,873,000	3,616,000	50,489,000
Enriqueta Montilla de Esteban Memorial High School	20,875,000	1,909,000	22,784,000
Eva J. Montilla National High School	10,778,000	1,107,000	11,885,000
Florentina F. Caña Recto Memorial High School	10,130,000	787,000	10,917,000

APRIL 29, 2019	OFFICIAL GAZETTE	277
DEPARTMENT OF EDUCATION

Gil Montilla National High School	48,231,000	2,398,000	50,629,000
Guiljungan National High School	24,760,000	1,837,000	26,597,000
Guiljungan National High School - Tuyom Extension	13,595,000	1,309,000	14,904,000
Guinpanaan National High School	34,087,000	1,867,000	35,954,000
Himamaylan National High School	35,117,000	3,194,000	38,311,000
Hinigaran National High School	48,788,000	4,154,000	52,942,000
Inocencio V. Ferrer Memorial School of Fisheries (Talisay School of Fisheries)	19,503,000	1,445,000	20,948,000
Isabela National High School	41,512,000	3,853,000	45,365,000
La Castellana National High School	51,456,000	4,800,000	56,256,000
Labi-labi National High School	8,606,000	688,000	9,294,000
Lopez Jaena National High School	29,539,000	2,708,000	32,247,000
Manalad National High School	5,491,000	728,000	6,219,000
Manapla National High School	46,662,000	3,790,000	50,452,000
Murcia National High School	26,500,000	2,444,000	28,944,000
Nabulao National High School	19,784,000	1,275,000	21,059,000
Negros Occidental High School	99,631,000	7,597,000	107,228,000
Negros Occidental National Industrial School of Home Industries	22,163,000	1,465,000	23,628,000
Pahilanga National High School	7,520,000	713,000	8,233,000
Payao National High School	18,061,000	1,616,000	19,677,000
Pontevedra National High School	23,743,000	2,107,000	25,850,000
Quirico G. Manzano Memorial National High School (Caningay National High School - Candoni Extension)	10,241,000	1,127,000	11,368,000
Rafael B. Lacson Memorial High School	39,506,000	3,229,000	42,735,000
Raymundo Tongson National High School	13,301,000	824,000	14,125,000
San Enrique High School	11,706,000	1,282,000	12,988,000
San Isidro National High School, Pontevedra	7,906,000	758,000	8,664,000
Sofronio Carmona Memorial National High School	12,110,000	1,478,000	13,588,000
Tabao National High School	19,288,000	1,553,000	20,841,000
Tabu National High School	17,980,000	1,769,000	19,749,000
Tanza National High School	7,086,000	659,000	7,745,000
Tigbao National High School	10,406,000	1,107,000	11,513,000
Tinongon National High School	5,068,000	692,000	5,760,000
Toboso National High School	22,191,000	2,080,000	24,271,000
Valladolid National High School	16,041,000	1,624,000	17,665,000
Victorias National High School	88,753,000	6,826,000	95,579,000

Division of Bacolod City	487,811,000	43,572,000	531,383,000

Division Office - Proper	31,892,000	6,210,000	38,102,000
Abkasa National High School	8,247,000	722,000	8,969,000
Alangilan National High School	10,677,000	916,000	11,593,000
Bacolod City National High School	88,156,000	6,317,000	94,473,000
Barangay Singcang Airport National High School	24,313,000	1,847,000	26,160,000
Bata National High School	34,079,000	3,459,000	37,538,000
Domingo Lacson National High School	54,261,000	4,294,000	58,555,000
Emiliano Lizares National High School	32,293,000	2,616,000	34,909,000
Generoso Villanueva, Sr. National High School	8,793,000	793,000	9,586,000
Handumanan National High School (MRRP National High School)	39,869,000	3,484,000	43,353,000
Luis Hervias National High School	34,068,000	2,438,000	36,506,000
Luisa Medel National High School	27,108,000	2,247,000	29,355,000
Mansilingan Agro-Industrial High School	25,984,000	2,605,000	28,589,000
Paglaum Village National High School	12,372,000	1,196,000	13,568,000
Sum-ag National High School	51,016,000	3,832,000	54,848,000
Teofilo Gensoli, Sr. Memorial High School	4,683,000	596,000	5,279,000

278	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Bago City	177,350,000	17,232,000	194,582,000

Ramon Torres Dulao National High School	12,598,000	1,496,000	14,094,000
Ramon Torres Luisiana National High School	31,519,000	3,146,000	34,665,000
Ramon Torres Ma-ao Sugar Central National High School	17,231,000	1,586,000	18,817,000
Ramon Torres Malingin National High School	13,979,000	1,484,000	15,463,000
Ramon Torres National High School	81,574,000	7,441,000	89,015,000
Ramon Torres Sagasa National High School	9,996,000	977,000	10,973,000
Ramon Torres Taloc National High School	10,453,000	1,102,000	11,555,000

Division of Cadiz City	177,671,000	17,507,000	195,178,000

Division Office - Proper	37,616,000	5,588,000	43,204,000
Cadiz Viejo National High School	7,584,000	680,000	8,264,000
Caduha-an National High School	17,877,000	1,537,000	19,414,000
Dr. Vicente F. Gustilo Memorial National High School	67,187,000	5,032,000	72,219,000
Mabini National High School	11,365,000	1,067,000	12,432,000
Sicaba National High School (Cadiz Viejo National High School - Sicaba Extension)	5,501,000	598,000	6,099,000
SPED High School	5,395,000	624,000	6,019,000
Tiglawigan National High School	11,424,000	1,150,000	12,574,000
Villacin National High School	13,722,000	1,231,000	14,953,000

Division of Escalante City	109,067,000	11,995,000	121,062,000

Division Office - Proper		2,985,000	2,985,000
Buenavista National High School	16,080,000	1,181,000	17,261,000
Dian-ay National High School	10,274,000	945,000	11,219,000
Escalante National High School	51,397,000	3,570,000	54,967,000
Mabini National High School	13,428,000	1,360,000	14,788,000
Old Poblacion National High School	11,983,000	1,262,000	13,245,000
Tamlang National High School (Escalante National High School Extension)	5,905,000	692,000	6,597,000

Division of Iloilo City	378,519,000	29,906,000	408,425,000

Division Office - Proper	27,588,000	4,317,000	31,905,000
Bo. Obrero National High School (Jalandoni Memorial National High School - Bo. Obrero Extension)	9,338,000	860,000	10,198,000
Fort San Pedro National High School	26,100,000	1,904,000	28,004,000
Iloilo City National High School	93,629,000	6,485,000	100,114,000
Jalandoni Memorial National High School	32,566,000	2,094,000	34,660,000
Jaro National High School	46,338,000	3,645,000	49,983,000
La Paz National High School	45,882,000	3,034,000	48,916,000
Mandurriao National High School	39,871,000	2,946,000	42,817,000
Melchor L. Nava National High School (Iloilo City NHS - Calaparan Extension)	18,520,000	1,491,000	20,011,000
Ramon Avanceña National High School	38,687,000	3,130,000	41,817,000

Division of Kabankalan City	192,222,000	20,915,000	213,137,000

Division Office - Proper	71,227,000	8,480,000	79,707,000
Bantayan National High School	13,644,000	1,232,000	14,876,000
Binicuil National High School	16,409,000	1,496,000	17,905,000
Camansi National High School	8,831,000	945,000	9,776,000
Florentino Galang, Sr. National High School	20,723,000	2,370,000	23,093,000
Inapoy National High School	5,349,000	553,000	5,902,000
Locotan National High School	6,208,000	723,000	6,931,000

APRIL 29, 2019	OFFICIAL GAZETTE	279
DEPARTMENT OF EDUCATION

Salong National High School	11,755,000	1,308,000	13,063,000
Tabugon National High School	13,827,000	1,275,000	15,102,000
Tampalon National High School	10,899,000	1,240,000	12,139,000
Tapi National High School	13,350,000	1,293,000	14,643,000

Division of La Carlota City	103,907,000	8,162,000	112,069,000

Division Office - Proper	6,456,000	790,000	7,246,000
Doña Hortencia S. Benedicte Memorial National High School	74,049,000	5,169,000	79,218,000
La Granja National High School	13,281,000	1,226,000	14,507,000
San Miguel National High School	10,121,000	977,000	11,098,000

Division of Passi City	110,224,000	10,477,000	120,701,000

Division Office - Proper	25,186,000	3,526,000	28,712,000
Mulapula National High School	6,527,000	815,000	7,342,000
Passi National High School	64,118,000	4,764,000	68,882,000
Salñgan National High School	14,393,000	1,372,000	15,765,000

Division of Roxas City	133,429,000	12,208,000	145,637,000

Division Office - Proper	24,785,000	3,774,000	28,559,000
Bago National High School	3,521,000	428,000	3,949,000
Balijuagan National High School	8,468,000	748,000	9,216,000
Cong. Ramon A. Arnaldo National High School	28,173,000	2,029,000	30,202,000
Culasi National High School	8,570,000	632,000	9,202,000
Dumulog National High School	8,276,000	791,000	9,067,000
Milibili National High School	6,579,000	657,000	7,236,000
Roxas City School of Philippine Craftsmen	24,389,000	1,754,000	26,143,000
Tanque National High School	20,668,000	1,395,000	22,063,000

Division of Sagay City	168,380,000	17,022,000	185,402,000

Division Office - Proper	41,834,000	6,454,000	48,288,000
Bato National High School	16,447,000	1,587,000	18,034,000
Eusebio Lopez Memorial Integrated School (Eusebio Lopez Memorial National High School)	17,693,000	1,766,000	19,459,000
Sagay National High School	74,717,000	5,510,000	80,227,000
Serafin V. Aguilar Integrated School (Serafin V. Aguilar National High School)	4,021,000	453,000	4,474,000
Vito National High School	13,668,000	1,252,000	14,920,000

Division of San Carlos City	91,779,000	10,302,000	102,081,000

Division Office - Proper	6,532,000	788,000	7,320,000
Baganbon National High School	8,292,000	963,000	9,255,000
Don Carlos Ledesma National High School	19,402,000	1,850,000	21,252,000
Julio Ledesma National High School	42,797,000	5,075,000	47,872,000
Quezon National High School	14,756,000	1,626,000	16,382,000

Division of Silay City	155,541,000	16,510,000	172,051,000

Division Office - Proper	52,569,000	8,937,000	61,506,000
Barangay Guimbaloan National High School	8,277,000	875,000	9,152,000
Doña Montserrat Lopez Memorial High School	94,695,000	6,698,000	101,393,000

280	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region VII - Central Visayas	7,544,638,000	813,146,000	8,357,784,000

Division of Bohol	1,446,559,000	141,947,000	1,588,506,000

Division Office - Proper	513,806,000	70,735,000	584,541,000
Aguining National High School	33,106,000	1,502,000	34,608,000
Alicia Technical Vocational High School	19,962,000	1,715,000	21,677,000
Baclayon National High School	11,657,000	975,000	12,632,000
Batuan National High School	15,269,000	1,156,000	16,425,000
Biabas Trade High School	15,873,000	1,300,000	17,173,000
Biking Technical Vocational High School	12,376,000	1,012,000	13,388,000
Bilar National High School	13,989,000	1,286,000	15,275,000
Cabilao National High School	11,291,000	710,000	12,001,000
Calape National High School	15,520,000	1,527,000	17,047,000
Camambugan National High School	17,645,000	1,402,000	19,047,000
Campao Oriental National High School	10,866,000	865,000	11,731,000
Cangawa National High School	22,254,000	2,069,000	24,323,000
Catigbian National High School	15,966,000	1,059,000	17,025,000
Clarin School of Fisheries	16,136,000	1,148,000	17,284,000
Corella National High School	15,171,000	1,099,000	16,270,000
Dagohoy National High School	18,028,000	1,359,000	19,387,000
Danao National High School	15,515,000	1,245,000	16,760,000
Francisco L. Adlaon High School	13,874,000	914,000	14,788,000
Guinacot National High School	12,477,000	1,204,000	13,681,000
Hanopol National High School	10,044,000	727,000	10,771,000
Hinlayagan National High School	13,398,000	1,129,000	14,527,000
Inabanga High School, Nabuad	19,814,000	1,685,000	21,499,000
Katipunan National High School	20,406,000	1,499,000	21,905,000
La Hacienda National High School	10,981,000	957,000	11,938,000
La Union National High School	13,947,000	1,020,000	14,967,000
Lila National High School	14,543,000	1,371,000	15,914,000
Loboc National High School	8,423,000	756,000	9,179,000
Lourdes National High School	27,944,000	2,255,000	30,199,000
Mahayag National High School	12,165,000	1,280,000	13,445,000
Mayor A. R. Tuazon National School of Fisheries	11,998,000	873,000	12,871,000
Mahawan National High School	13,056,000	957,000	14,013,000
Pangangan National High School, Main	12,865,000	771,000	13,636,000
Pilar Technical Vocational High School	23,472,000	2,305,000	25,777,000
President Carlos P. Garcia Technical Vocational School of Fisheries and Arts	18,663,000	1,542,000	20,205,000
San Agustin National High School	26,365,000	1,690,000	28,055,000
San Isidro National High School, San Isidro	11,496,000	958,000	12,454,000
San Isidro Technical Vocational High School	10,489,000	992,000	11,481,000
San Jose National High School, Inabanga	13,747,000	939,000	14,686,000
San Jose National High School, Talibon	59,163,000	3,172,000	62,335,000
San Miguel Technical Vocational High School	18,150,000	1,576,000	19,726,000
San Pascual National Agricultural High School	15,905,000	1,080,000	16,985,000
San Roque National High School, Albuquerque, Bohol	16,038,000	1,293,000	17,331,000
San Roque National High School, Mabini, Bohol	20,099,000	1,588,000	21,687,000
Sevilla National High School	12,652,000	777,000	13,429,000
Sierra Bullones Technical Vocational High School	31,320,000	1,942,000	33,262,000
Sikatuna National Agricultural High School	15,545,000	945,000	16,490,000
Southern Inabanga High School	14,055,000	1,315,000	15,370,000
Tabalong National High School	16,313,000	1,572,000	17,885,000
Tabuan National High School	11,322,000	829,000	12,151,000
Tagun Sur National High School	10,961,000	1,079,000	12,040,000
Tubigon West National High School	32,279,000	1,774,000	34,053,000
Tulang National High School (Getafe High School)	11,321,000	1,268,000	12,589,000
Union National High School	13,498,000	1,272,000	14,770,000
Valencia Technical Vocational High School	33,341,000	2,477,000	35,818,000

APRIL 29, 2019	OFFICIAL GAZETTE	281
DEPARTMENT OF EDUCATION

Division of Cebu Province	2,037,939,000	238,299,000	2,276,238,000

Division Office - Proper	495,817,000	137,223,000	633,040,000
Aloguinsan National High School	23,529,000	1,848,000	25,377,000
Arcelo Memorial National High School (San Vicente National High School)	93,371,000	4,665,000	98,036,000
Badian National High School	43,327,000	3,461,000	46,788,000
Bala National High School	10,076,000	824,000	10,900,000
Bantayan National High School	58,058,000	3,920,000	61,978,000
Bartolome and Manuela Pañares Memorial National High School	21,435,000	1,853,000	23,288,000
Bitoon National Vocational High School	30,530,000	2,417,000	32,947,000
Boljoon National High School	18,673,000	1,196,000	19,869,000
Buanoy National High School	71,118,000	4,148,000	75,266,000
Bulak National High School	11,657,000	1,005,000	12,662,000
Cabangahan National High School	35,265,000	1,409,000	36,674,000
Calape National High School	46,438,000	1,967,000	48,405,000
Camotes National High School	23,739,000	1,942,000	25,681,000
Carmen National High School	53,172,000	3,764,000	56,936,000
Catmon National High School	35,105,000	1,792,000	36,897,000
Cogon National High School	12,928,000	947,000	13,875,000
Colawin National High School	36,574,000	1,796,000	38,370,000
Compostela National High School	33,389,000	3,158,000	36,547,000
Consolacion National High School	79,239,000	3,725,000	82,964,000
Daanbantayan National High School	29,990,000	2,549,000	32,539,000
Dalaguete National High School	60,970,000	3,929,000	64,899,000
Doña Liling Neis Negapatan National High School	14,569,000	992,000	15,561,000
Juan Pamplona National High School (Tabuelan NHS)	16,746,000	1,665,000	18,411,000
kawit National High School	28,622,000	1,481,000	30,103,000
Lamac National High School	12,983,000	1,349,000	14,332,000
Lambusan National High School	21,350,000	982,000	22,332,000
Langin National High School	22,183,000	880,000	23,063,000
Lipata National High School	18,654,000	1,720,000	20,374,000
Looc Norte National High School	15,378,000	1,680,000	17,058,000
Madridejos National High School	59,247,000	4,124,000	63,371,000
Maya National High School	14,003,000	1,038,000	15,041,000
Moalboal National High School	11,905,000	1,404,000	13,309,000
Montaneza National High School	16,866,000	1,146,000	18,012,000
Montealegre National High School	47,160,000	1,957,000	49,117,000
Mulao National High School	19,272,000	1,051,000	20,323,000
Patupat National High School	15,315,000	1,036,000	16,351,000
Pinamungajan National High School	40,998,000	2,883,000	43,881,000
Pitalo National High School	9,347,000	728,000	10,075,000
San Remigio National High School	34,544,000	2,591,000	37,135,000
San Sebastian National High School	12,093,000	1,135,000	13,228,000
Sangat National High School	27,747,000	1,874,000	29,621,000
Santa Fe National High School	37,466,000	2,894,000	40,360,000
Santa Lucia National High School	19,912,000	1,438,000	21,350,000
Santander National High School	39,945,000	2,123,000	42,068,000
Sibonga National High School	29,436,000	2,206,000	31,642,000
Tabunan National High School	34,395,000	1,563,000	35,958,000
Tayud National High School	21,054,000	1,939,000	22,993,000
Tubod National High School (Camp 7 NHS Extension)	19,123,000	1,140,000	20,263,000
Tulay National High School	23,834,000	1,594,000	25,428,000
Tungkop National High School	19,381,000	1,504,000	20,885,000
Usmad National High School	10,011,000	644,000	10,655,000

282	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Negros Oriental	734,299,000	88,791,000	823,090,000

Division Office - Proper	160,631,000	48,591,000	209,222,000
Amlan National High School	20,901,000	1,596,000	22,497,000
Ayungon National High School	26,720,000	2,095,000	28,815,000
Casiano Z. Napigkit National High School	11,374,000	833,000	12,207,000
Dauin National High School	34,835,000	1,869,000	36,704,000
Demetrio Alviola National High School	36,548,000	3,128,000	39,676,000
Don Emilio Macias Memorial National High School (San Francisco National High School)	45,878,000	2,357,000	48,235,000
Jimalalud National High School	21,969,000	2,032,000	24,001,000
Jose B. Cardenas Municipal High School (Canlaon City National High School)	46,006,000	2,831,000	48,837,000
Jose Marie Locsin Memorial High School	11,319,000	985,000	12,304,000
La Libertad Technical Vocational School	20,431,000	1,767,000	22,198,000
Mabinay National High School	48,568,000	3,289,000	51,857,000
Manjuyod High School	31,773,000	2,120,000	33,893,000
Maria Macahig National High School	24,996,000	1,672,000	26,668,000
Negros Oriental National High School	58,504,000	4,202,000	62,706,000
Santiago Demo National High School (Malway National High School)	13,907,000	1,150,000	15,057,000
Siaton National High School	46,036,000	2,764,000	48,800,000
Sibulan Memorial National High School	38,187,000	2,529,000	40,716,000
Tambo National High School	12,101,000	1,219,000	13,320,000
Valencia National High School (Valencia Tech. School)	23,615,000	1,762,000	25,377,000

Division of Siquijor	113,447,000	11,205,000	124,652,000

Division Office - Proper	53,591,000	6,254,000	59,845,000
Campalanas National High School	11,509,000	1,074,000	12,583,000
Cang-alwang National High School	8,824,000	678,000	9,502,000
Enrique Villanueva National High School	12,015,000	1,017,000	13,032,000
Lazi National Agricultural School	15,614,000	1,336,000	16,950,000
Tambisan National High School	11,894,000	846,000	12,740,000

Division of Bais City	121,717,000	11,786,000	133,503,000

Division Office - Proper	49,241,000	8,061,000	57,302,000
Bais City National High School (Main)	72,476,000	3,725,000	76,201,000

Division of Bayawan City	150,505,000	22,058,000	172,563,000

Division Office - Proper	23,124,000	13,784,000	36,908,000
Basay National High School	19,092,000	1,664,000	20,756,000
Bayawan National High School	68,774,000	4,607,000	73,381,000
Kalumboyan National High School	39,515,000	2,003,000	41,518,000

Division of Bogo City	68,052,000	7,920,000	75,972,000

Division Office - Proper	17,063,000	6,779,000	23,842,000
Eduardo T. Oporto Memorial National High School	50,989,000	1,141,000	52,130,000

Division of Carcar City	124,809,000	12,684,000	137,493,000

Division Office - Proper	52,401,000	6,817,000	59,218,000
Carcar National High School (Poblacion Hight)	28,703,000	2,043,000	30,746,000
Ocaña National High School (Valladolid National High School Extension)	26,921,000	2,313,000	29,234,000
Valladolid National High School	16,784,000	1,511,000	18,295,000

APRIL 29, 2019	OFFICIAL GAZETTE	283
DEPARTMENT OF EDUCATION

Division of Cebu City	844,421,000	83,061,000	927,482,000

Division Office - Proper	197,719,000	34,323,000	232,042,000
Abellana National High School (Day & Night)	84,465,000	8,594,000	93,059,000
Adlaon National High School	6,620,000	694,000	7,314,000
Bonbon National High School	14,004,000	1,253,000	15,257,000
Busay National High School	10,693,000	824,000	11,517,000
Camp Lapu-Lapu National High School (Day & Night)	40,244,000	2,837,000	43,081,000
Cebu City National Science High School	17,344,000	1,933,000	19,277,000
Don Carlos Gothong Memorial National High School	92,485,000	5,874,000	98,359,000
Don Sergio Osmeña, Sr. Memorial National High School (Day & Night)	64,818,000	3,509,000	68,327,000
Don Vicente Rama Memorial High School (Day & Night)	60,892,000	4,273,000	65,165,000
Florencio S. Urot Memorial National High School	63,951,000	3,525,000	67,476,000
Guba National High School	8,538,000	868,000	9,406,000
Pardo National High School (Day & Night)	51,779,000	4,290,000	56,069,000
Pit-os National High School (Day & Night)	28,696,000	2,079,000	30,775,000
Ramon Duterte Memorial National High School (Day & Night)	64,303,000	4,815,000	69,118,000
Talamban National High School	37,870,000	3,370,000	41,240,000

Division of Danao City	189,614,000	20,526,000	210,140,000

Division Office - Proper	95,626,000	16,271,000	111,897,000
Cabungahan National High School	51,743,000	1,832,000	53,575,000
Guinsay National High School	12,006,000	1,252,000	13,258,000
Lawaan National High School	30,239,000	1,171,000	31,410,000

Division of Dumaguete City	103,915,000	10,245,000	114,160,000

Division Office - Proper	9,816,000	1,919,000	11,735,000
Dumaguete City National High School, Junob	20,810,000	1,720,000	22,530,000
Dumaguete City National High School, Main - Calindagan	45,296,000	2,879,000	48,175,000
Dumaguete City Science High School	10,293,000	2,423,000	12,716,000
Taclobo National High School	17,700,000	1,304,000	19,004,000

Division of Guihulngan City	113,658,000	15,136,000	128,794,000

Division Office - Proper	29,974,000	8,523,000	38,497,000
Guihulngan National High School, Poblacion	52,517,000	3,612,000	56,129,000
Tagbino Provincial High School	30,107,000	1,535,000	31,642,000
Tagbino Provincial High School - Vallehermosa Provincial Community High School	1,060,000	1,466,000	2,526,000

Division of Lapu-lapu City	411,154,000	39,296,000	450,450,000

Division Office - Proper	17,497,000	10,606,000	28,103,000
Babag National High School	65,257,000	5,203,000	70,460,000
Bankal National High School	69,513,000	4,459,000	73,972,000
Lo-oc National High School	9,725,000	1,031,000	10,756,000
Mactan National High School	56,726,000	4,029,000	60,755,000
Marigondon National High School	99,780,000	6,622,000	106,402,000
Pajo National High School	38,517,000	2,814,000	41,331,000
Pusok National High School	27,880,000	2,191,000	30,071,000
Sta. Rosa National High School	26,259,000	2,341,000	28,600,000

284	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Mandaue City	305,514,000	29,592,000	335,106,000

Division Office - Proper	50,931,000	8,625,000	59,556,000
Cabancalan National High School	45,145,000	3,186,000	48,331,000
Canduman National High School	43,792,000	3,250,000	47,042,000
Don Gerado LL. Ouano Memorial National High School	32,350,000	2,690,000	35,040,000
Jagobiao National High School	15,236,000	1,582,000	16,818,000
Mandaue City Comprehensive National High School	57,378,000	5,209,000	62,587,000
Paknaan National High School	32,636,000	2,723,000	35,359,000
Subangdaku Technical-Vocational School	10,237,000	1,016,000	11,253,000
Tipolo National High School	17,809,000	1,311,000	19,120,000

Division of Naga city	146,085,000	16,421,000	162,506,000

Division Office - Proper	71,869,000	11,066,000	82,935,000
Naga National High School	59,603,000	4,296,000	63,899,000
Tvyan National High School	14,613,000	1,059,000	15,672,000

Division of Tagbilaran City	133,599,000	10,248,000	143,847,000

Division Office - Proper	13,778,000	1,743,000	15,521,000
Cogon High School Evening Class	15,243,000	1,077,000	16,320,000
Dr. Cecilio Putong National High School (Bohol NHS)	71,424,000	5,187,000	76,611,000
Manga National High School	20,812,000	1,338,000	22,150,000
Mansasa National High School	12,342,000	903,000	13,245,000

Division of Talisay City	186,370,000	20,762,000	207,132,000

Division Office - Proper	150,956,000	17,668,000	168,624,000
Jaclupan National High School (Cansojong NHS)	20,373,000	1,926,000	22,299,000
Mohon Divino Amore National High School	15,041,000	1,168,000	16,209,000

Division of Tanjay City	133,158,000	14,037,000	147,195,000

Division Office - Proper	46,463,000	8,391,000	54,854,000
Lourdes L. del Prado Memorial National High School (Tanjay National High School, Sta. Cruz)	22,686,000	1,207,000	23,893,000
Pamplona National High School	16,617,000	1,413,000	18,030,000
Sta. Agueda National High School	21,169,000	1,341,000	22,510,000
Tanjay National High School, Opao	26,223,000	1,685,000	27,908,000

Division of Toledo City	179,823,000	19,132,000	198,955,000

Division Office - Proper	83,240,000	9,323,000	92,563,000
Bato National High School	19,683,000	1,960,000	21,643,000
Don Andres Soriano National High School	31,933,000	3,136,000	35,069,000
Magdugo National High School	13,228,000	1,392,000	14,620,000
Matab-ang National High School	17,198,000	1,690,000	18,888,000
Toledo City National Vocational High School	14,541,000	1,631,000	16,172,000

Region VIII - Eastern Visayas	5,779,388,000	557,990,000	6,337,378,000

Division of Biliran	265,261,000	24,628,000	289,889,000

Division Office - Proper	141,067,000	14,775,000	155,842,000

APRIL 29, 2019	OFFICIAL GAZETTE	285
DEPARTMENT OF EDUCATION

Caibiran National High School	33,353,000	2,627,000	35,980,000
Culaba National Vocational School	14,719,000	1,292,000	16,011,000
Kawayan National High School	10,622,000	1,028,000	11,650,000
Maripipi National Vocational School	16,789,000	945,000	17,734,000
Naval National High School	20,862,000	1,856,000	22,718,000
Naval School of Fisheries	27,849,000	2,105,000	29,954,000

Division of Eastern Samar	554,793,000	54,844,000	609,637,000

Division Office - Proper	312,354,000	33,603,000	345,957,000
Alugan National School of Craftsmanship and Handicraft Industries	11,723,000	931,000	12,654,000
Dolores National High School	48,875,000	3,956,000	52,831,000
Giporlos National Trade School	18,025,000	1,677,000	19,702,000
Guiuan National High School	28,867,000	2,156,000	31,023,000
Lawaan National School of Craftsmanship and Home Industries	16,216,000	1,563,000	17,779,000
Llorente National High School	23,993,000	2,174,000	26,167,000
MacArthur National Agricultural School	14,590,000	1,584,000	16,174,000
Matarinao School of Fisheries	7,719,000	886,000	8,605,000
Samar National Pilot Opportunity School of Agriculture	14,723,000	1,292,000	16,015,000
Southern Samar National Comprehensive High School (Balangiga NHS)	17,450,000	1,748,000	19,198,000
Sulat National High School	12,175,000	1,222,000	13,397,000
Taft National High School	28,083,000	2,052,000	30,135,000

Division of Leyte	1,599,668,000	158,975,000	1,758,643,000

Division Office - Proper	1,372,814,000	141,525,000	1,514,339,000
Bato School of Fisheries	25,794,000	1,978,000	27,772,000
Burauen Comprehensive National High School	36,919,000	2,774,000	39,693,000
Carigara National High School	24,511,000	1,893,000	26,404,000
Dr. Geronimo B. Zaldivar Memorial School of Fisheries	19,128,000	1,550,000	20,678,000
Dulag National High School	41,559,000	2,914,000	44,473,000
Hilongos National Vocational School	36,974,000	3,314,000	40,288,000
Leyte Agro-Industrial School	22,005,000	1,555,000	23,560,000
Merida Vocational School	19,964,000	1,472,000	21,436,000

Division of Northern Samar	899,169,000	82,559,000	981,728,000

Division Office - Proper	475,001,000	49,839,000	524,840,000
Allen National High School (Balicuatro NHS)	35,893,000	2,668,000	38,561,000
Basilio B. Chan Memorial Agricultural and Industrial School	32,114,000	2,265,000	34,379,000
Babon School for Philippine Craftsmen	21,890,000	1,687,000	23,577,000
Capul Agro-Industrial High School	20,213,000	1,591,000	21,804,000
Catarman National High School	49,777,000	3,976,000	53,753,000
Catubig Valley National High School	25,699,000	2,159,000	27,858,000
Don Juan F. Avalon National High School (San Roque NHS)	27,143,000	2,485,000	29,628,000
Eladio T. Halite Memorial School of Fisheries	22,673,000	1,787,000	24,460,000
Gala Vocational School	24,617,000	1,303,000	25,920,000
Lorenzo S. Menzon Agro-Industrial School (Lapinig AINS)	12,934,000	1,115,000	14,049,000
Mapanas Agro-Industrial High School	15,557,000	1,203,000	16,760,000
Mondragon Agro-Industrial High School	22,181,000	1,365,000	23,546,000
San Antonio Agricultural and Vocational School	11,530,000	1,100,000	12,630,000
San Isidro Agro-Industrial High School	17,243,000	1,003,000	18,246,000

286	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

San Jose Technical High School	23,452,000	1,843,000	25,295,000
San Roque-Pambujan Vocational High School	10,234,000	819,000	11,053,000
San Vicente School of Fisheries	5,477,000	605,000	6,082,000
Silvino Lubos Vocational High School	8,260,000	819,000	9,079,000
Sumuroy Agro-Industrial High School	37,281,000	2,927,000	40,208,000

Division of Samar	706,082,000	71,529,000	777,611,000

Division Office - Proper	485,203,000	55,211,000	540,414,000
Basey National High School	37,802,000	2,848,000	40,650,000
Calbiga National High School	36,954,000	2,789,000	39,743,000
Clarencio Calagas Memorial School of Fisheries	26,281,000	2,000,000	28,281,000
Hinabangan National High School (Rawis NHS)	17,395,000	1,369,000	18,764,000
Sta. Margarita National High School	15,462,000	1,190,000	16,652,000
Tarangnan National High School	19,572,000	1,351,000	20,923,000
Valeriano C. Yancha Memorial Agricultural School	22,427,000	1,374,000	23,801,000
West Coast Agricultural High School	16,828,000	1,471,000	18,299,000
Wright National High School	28,158,000	1,926,000	30,084,000

Division of Southern Leyte	424,491,000	42,456,000	466,947,000

Division Office - Proper	387,493,000	39,004,000	426,497,000
Pintuyan National Vocational High School	12,245,000	1,143,000	13,388,000
Silago National Vocational School	10,503,000	1,190,000	11,693,000
Villa Jacinta National Vocational School	14,250,000	1,119,000	15,369,000

Division of Baybay City	145,190,000	13,053,000	158,243,000

Division Office - Proper	79,644,000	8,510,000	88,154,000
Baybay National High School	65,546,000	4,543,000	70,089,000

Division of Borongan City	106,386,000	8,960,000	115,346,000

Division Office - Proper	36,244,000	4,035,000	40,279,000
Eastern Samar National Comprehensive High School	55,931,000	3,767,000	59,698,000
Lalawigan National High School	14,211,000	1,158,000	15,369,000

Division of Calbayog City	229,959,000	23,819,000	253,778,000

Division Office - Proper	209,523,000	22,203,000	231,726,000
Rafael Lentejas Memorial School of Fisheries	20,436,000	1,616,000	22,052,000

Division of Catbalogan City	156,122,000	13,834,000	169,956,000

Division Office - Proper	47,023,000	6,711,000	53,734,000
Catbalogan National Comprehensive High School (Samar National High School - SRSF Annex)	17,649,000	1,489,000	19,138,000
Samar National High School	91,450,000	5,634,000	97,084,000

Division of Maasin City	114,071,000	12,361,000	126,432,000

Division Office - Proper	106,802,000	11,781,000	118,583,000
Maasin Vocational High School	7,269,000	580,000	7,849,000

Division of Ormoc City	255,830,000	23,003,000	278,833,000

Division Office - Proper	134,937,000	12,874,000	147,811,000
Ipil National High School	30,640,000	2,657,000	33,297,000
New Ormoc City National High School	90,253,000	7,472,000	97,725,000

APRIL 29, 2019	OFFICIAL GAZETTE	287
DEPARTMENT OF EDUCATION

Division of Tacloban City	322,366,000	27,969,000	350,335,000

Division Office - Proper	27,499, 000	7,017,000	34,516,000
Cirilo Roy Montejo National High School (Panalaron National High School)	31,083, 000	2,130,000	33,213,000
Leyte National High School	114,954,000	7,575,000	122,529,000
Marasbaras National High School	20,402,000	1,465,000	21,867,000
Sagkahan National High School	43,141,000	2,695,000	45,836,000
San Jose National High School	36,133,000	2,547,000	38,680,000
Tacloban City Night High School	12,120,000	929,000	13,049,000
Tacloban National Agricultural School	12,497,000	1,404,000	13,901,000
Tacloban National High School	24,537,000	2,207,000	26,744,000

Region IX - Zamboanga Peninsula	4,069,213,000	398,279,000	4,467,492,000

Division of Zamboanga del Norte	867,180,000	88,366,000	955,546,000

Division Office - Proper	401,076,000	53,025,000	454,101,000
Bacungan National High School	28,297,000	1,964,000	30,261,000
Dohinob National High School	10,170,000	792,000	10,962,000
Gutalac National High School	34,228,000	2,242,000	36,470,000
Julian Soriano Memorial Comprehensive High School	13,289,000	1,438,000	14,727,000
Katipunan National High School	34,046,000	2,485,000	36,531,000
Kipit Agro-Fishery High School	14,242,000	1,296,000	15,538,000
Langatian National High School	17,659,000	1,525,000	19,184,000
Liloy National High School	39,952,000	3,146,000	43,098,000
Manukan National High School	26,328,000	1,883,000	28,211,000
Piñan National High School	18,558,000	1,687,000	20,245,000
Polanco National High School	27,048,000	1,851,000	28,899,000
Salug National High School	23,225,000	1,587,000	24,812,000
Sergio Osmeña National High School	24,570,000	1,716,000	26,286,000
Sibutad National High School	13,521,000	1,145,000	14,666,000
Sindangan National Agricultural School	34,054,000	2,598,000	36,652,000
Sindangan National High School	44,092,000	3,138,000	47,230,000
Siocon National High School	22,525,000	1,761,000	24,286,000
Tampilisan National High School	21,513,000	1,827,000	23,340,000
Ubay National High School	18,787,000	1,260,000	20,047,000

Division of Zamboanga del Sur	952,103,000	99,416,000	1,051,519,000

Division Office - Proper	662,447,000	78,939,000	741,386,000
Balongating National High School	11,668,000	809,000	12,477,000
Bayog National High School	31,775,000	1,965,000	33,740,000
Commonwealth National High School	28,375,000	1,390,000	29,765,000
Dimataling National High School	11,922,000	957,000	12,879,000
Dinas National High School	19,831,000	1,089,000	20,920,000
Kabatan National High School	18,204,000	1,196,000	19,400,000
Lapuyan National High School	19,507,000	1,581,000	21,088,000
Mahayag National High School	22,531,000	1,819,000	24,350,000
Molave Vocational School (Molave Vocational TS)	51,593,000	4,265,000	55,858,000
Panagaan National High School	14,509,000	896,000	15,405,000
Tambulig (Echanca) National High School	30,770,000	1,791,000	32,561,000
Tukuran Technical Vocational High School (Tukuran Comprehensive NHS - San Carlos NHS)	28,971,000	2,719,000	31,690,000

Division of Zamboanga Sibugay	729,455,000	70,685,000	800,140,000

Division Office - Proper	370,581,000	42,098,000	412,679,000
Alicia National High School	27,848,000	1,786,000	29,634,000

288	OFFICIAL GAZETTE	VOL. 115, No. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Diplahan National High School	23,393,000	1,670,000	25,063,000
Francisco Ramos National High School	24,030,000	1,964,000	25,994,000
Imelda National High School	20,672,000	1,753,000	22,425,000
Ipil National High School	17,604,000	1,665,000	19,269,000
Kabasalan National High School	24,539,000	2,145,000	26,684,000
Malangas National High School	23,173,000	1,650,000	24,823,000
Naga National High School	14,480,000	1,410,000	15,890,000
Olutanga National High School	20,307,000	1,782,000	22,089,000
Siay National High School	28,154,000	2,168,000	30,322,000
Sta. Clara National High School	14,462,000	1,056,000	15,518,000
Surabay National High School	31,572,000	2,544,000	34,116,000
Talusan National High School	10,707,000	955,000	11,662,000
Titay National High School	29,877,000	2,176,000	32,053,000
Tungawan National High School	22,176,000	1,901,000	24,077,000
Zamboanga Sibugay National High School (Pangi NHS)	25,880,000	1,962,000	27,842,000

Division of Dapitan City	104,658,000	9,406,000	114,064,000

Division Office - Proper	60,976,000	5,881,000	66,857,000
Dapitan City High School	32,773,000	2,743,000	35,516,000
Ilaya National High School	10,909,000	782,000	11,691,000

Division of Dipolog City	188,391,000	15,076,000	203,467,000

Division Office - Proper	24,298,000	2,500,000	26,798,000
Alberto Q. Ubay Memorial Agro-Tech Science High School	11,169,000	951,000	12,120,000
Dipolog City National High School (Narra)	12,393,000	1,255,000	13,648,000
Galas National High School	29,951,000	2,357,000	32,308,000
Punta National High School	18,387,000	1,655,000	20,042,000
Sicayab National High School	14,072,000	1,270,000	15,342,000
Zamboanga del Norte National High School	78,121,000	5,088,000	83,209,000

Division of Isabela City	147,857,000	13,930,000	161,787,000

Division Office - Proper	45,135,000	6,636,000	51,771,000
Basilan National High School	84,682,000	6,149,000	90,831,000
Begang National High School	18,040,000	1,145,000	19,185,000

Division of Pagadian City	252,762,000	21,401,000	274,163,000

Division Office - Proper	66,624,000	8,543,000	75,167,000
Lala National High School	9,523,000	741,000	10,264,000
Napolan National High School	19,718,000	1,489,000	21,207,000
Pagadian City National Comprehensive High School	17,546,000	1,188,000	18,734,000
Pagadian City National High School (Danlugan)	16,972,000	1,234,000	18,206,000
Tawagan Sur National High School	15,801,000	1,211,000	17,012,000
Zamboanga del Sur National High School	82,527,000	5,200,000	87,727,000
Zamboanga del Sur School of Arts and Trades	24,051,000	1,795,000	25,846,000

Division of Zamboanga City	826,807,000	79,999,000	906,806,000

Division Office - Proper	224,947,000	28,366,000	253,313,000
Arena Blanco National High School	24,513,000	1,979,000	26,492,000
Ayala National High School	49,377,000	4,433,000	53,810,000
Culianan National High School	29,678,000	2,962,000	32,640,000
Curuan National High School	24,405,000	2,393,000	26,798,000
Don Pablo Lorenzo Memorial High School	92,413,400	7,156,000	99,569,000

APRIL 29, 2019	OFFICIAL GAZETTE	289
DEPARTMENT OF EDUCATION

Manicahan National High School	20,768,000	2,080,000	22,848,000
Maria Clara L. Lobregat National High School (Divisoria National High School)	49,052,000	4,561,000	53,613,000
Mercedes National High School	19,236,000	2,081,000	21,317,000
Regional Science High School (Zamboanga Regional Science High School)	10,323,000	2,166,000	12,489,000
Southcom National High School	24,524,000	2,417,000	26,941,000
Vitali National High School	21,090,000	1,723,000	22,813,000
Zamboanga City National High School (Main)	138,698,000	9,779,000	148,477,000
Zamboanga City National High School (West)	97,783,000	7,903,000	105,686,000

Region X - Northern Mindanao	4,154,376,000	434,545,000	4,588,921,000

Division of Bukidnon	773,100,000	82,351,000	855,451,000

Division Office - Proper	682,425,000	75,336,000	757,761,000
Bukidnon National School of Home Industries	51,937,000	3,568,000	55,505,000
Manolo Fortich National High School	38,738,000	3,447,000	42,185,000

Division of Camiguin	128,367,000	13,122,000	141,489,000

Division Office - Proper	108,565,000	11,543,000	120,108,000
Camiguin National High School	19,802,000	1,579,000	21,381,000

Division of Lanao del Norte	403,417,000	44,577,000	447,994,000

Division Office - Proper	245,630,000	31,291,000	276,921,000
Baloi National High School	12,226,000	993,000	13,219,000
Kapatagan National High School	35,810,000	3,107,000	38,917,000
Lala National High School	48,327,000	3,728,000	52,055,000
Lanao del Norte National Comprehensive High School	44,117,000	3,733,000	47,850,000
Maigo National High School	17,307,000	1,725,000	19,032,000

Division of Misamis Occidental	297,217,000	29,895,000	327,112,000

Division Office - Proper	211,303,000	23,550,000	234,853,000
Aloran Trade High School	28,532,000	2,443,000	30,975,000
Baliangao School of Fisheries	17,234,000	1,067,000	18,301,000
Clarin National High School	40,148,000	2,835,000	42,983,000

Division of Misamis Oriental	855,477,000	85,853,000	941,330,000

Division Office - Proper	498,826,000	56,794,000	555,620,000
Alubijid National Comprehensive High School	34,849,000	2,896,000	37,745,000
Initao National Comprehensive High School	25,013,000	2,337,000	27,350,000
Laguindingan National High School	27,819,000	2,428,000	30,247,000
Libertad National High School	18,814,000	1,476,000	20,290,000
Medina National Comprehensive High School	38,211,000	2,754,000	40,965,000
Misamis Oriental General Comprehensive High School	124,517,000	9,935,000	134,452,000
Opol National Secondary Technical School	40,555,000	3,659,000	44,214,000
Salay National High School	29,079,000	2,426,000	31,505,000
Sugbongcogon National High School	17,794,000	1,148,000	18,942,000

Division of Cagayan de Oro City	488,951,000	54,209,000	543,160,000

Division Office - Proper	488,951,000	54,209,000	543,160,000

290	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of El Salvador City	36,616,000	4,918,000	41,534,000

Division Office - Proper	36,616,000	4,918,000	41,534,000

Division of Gingoog City	137,450,000	15,301,000	152,751,000

Division Office - Proper	137,450,000	15,301,000	152,751,000

Division of Iligan City	370,040,000	34,801,000	404,841,000

Division Office - Proper	11,300,000	11,685,000	22,985,000
Acelo C. Badelles, Sr. Memorial High School (Tipanoy NHS)	19,280,000	1,229,000	20,509,000
Bunawan Agricultural High School	3,531,000	489,000	4,020,000
Bunawan National High School	9,141,000	585,000	9,726,000
Dalipuga National High School	22,761,000	1,423,000	24,184,000
Iligan City East National High School (Sta. Filomena)	63,142,000	3,711,000	66,853,000
Iligan City National School of Fisheries	22,118,000	1,535,000	23,653,000
Iligan City National High School	145,392,000	8,598,000	153,990,000
Maria Cristina National High School	15,857,000	944,000	16,801,000
Rogongon Agricultural High School	3,879,000	508,000	4,387,000
Suarez National High School	13,699,000	1,313,000	15,012,000
Tomas Cabili National High School	23,303,000	1,911,000	25,214,000
Tubaran National High School	16,637,000	870,000	17,507,000

Division of Malaybalay City	169,046,000	20,369,000	189,415,000

Division Office - Proper	67,527,000	13,894,000	81,421,000
Bukidnon National High School	101,519,000	6,475,000	107,994,000

Division of Oroquieta City	109,844,000	10,039,000	119,883,000

Division Office - Proper	49,244,000	5,353,000	54,597,000
Misamis Occidental National High School	60,600,000	4,686,000	65,286,000

Division of Ozamiz City	172,420,000	15,395,000	187,815,000

Division Office - Proper	66,909,000	7,409,000	74,318,000
Labo National High School	16,298,000	1,201,000	17,499,000
Ozamiz City National High School	58,157,000	3,988,000	62,145,000
Ozamiz City School of Arts and Trades	31,056,000	2,797,000	33,883,000

Division of Tangub City	96,796,000	10,401,000	107,197,000

Division Office - Proper	59,823,000	7,205,000	67,028,000
Tangub City National High School	36,973,000	3,196,000	40,169,000

Division of Valencia City	115,635,000	13,314,000	128,949,000

Division Office - Proper	36,844,000	6,825,000	43,669,000
Valencia National High School	78,791,000	6,489,000	85,280,000

Region XI - Davao	4,523,696,000	487,796,000	5,011,492,000

Division of Compostela Valley	780,691,000	90,320,000	871,011,000

Division Office - Proper	303,031,000	46,253,000	349,284,000
Andili National High School	11,706,000	1,338,000	13,044,000
Anibongan National High School	12,982,000	1,109,000	14,091,000

APRIL 29, 2019	OFFICIAL GAZETTE	291
DEPARTMENT OF EDUCATION

Atty. Orlando S. Rimando National High School	43,351,000	3,573,000	46,924,000
Compostela National High School	52,174,000	4,798,000	56,972,000
Gabi National High School	13,280,000	1,524,000	14,804,000
Laak National High School	33,005,000	3,408,000	36,413,000
Lorenzo S. Sarmiento, Sr. National High School	22,047,000	2,046,000	24,093,000
Mabini National High School	20,096,000	1,702,000	21,798,000
Mainit National High School	10,024,000	1,273,000	11,297,000
Manat National High School	17,552,000	1,627,000	19,179,000
Maragusan National High School	32,791,000	3,416,000	36,207,000
Monkayo National High School	48,902,000	4,153,000	53,055,000
Montevista National High School	33,373,000	3,058,000	36,431,000
Nabunturan National Comprehensive High School	58,861,000	4,415,000	63,276,000
New Bataan National High School	18,563,000	2,025,000	20,588,000
Pantukan National High School	35,250,000	2,983,000	38,233,000
Pindasan National High School	13,703,000	1,619,000	15,322,000

Division of Davao del Norte	442,346,000	52,157,000	494,503,000

Division Office - Proper	168,140,000	27,020,000	195,160,000
Asuncion National High School	28,221,000	2,672,000	30,893,000
Cabay-angan National High School	11,308,000	1,176,000	12,484,000
Carmen National High School	30,586,000	2,991,000	33,577,000
Dujali National High School	16,107,000	1,560,000	17,667,000
Kapalong National High School	34,764,000	2,624,000	37,388,000
Kimamon National High School	16,573,000	1,650,000	18,223,000
New Corella National High School	32,282,000	2,967,000	35,249,000
Sagayen National High School	17,379,000	1,772,000	19,151,000
Sawata National High School	15,680,000	1,715,000	17,395,000
Sto. Niño National High School	15,516,000	1,161,000	16,677,000
Sto. Tomas National High School	55,790,000	4,849,000	60,639,000

Division of Davao del Sur	392,472,000	40,617,000	433,089,000

Division Office - Proper	111,617,000	16,418,000	128,035,000
Barayong National High School	18,069,000	1,781,000	19,850,000
Davao del Sur School of Fisheries	30,103,000	2,463,000	32,566,000
Federico Yap National High School (Astorga National High School)	15,640,000	1,619,000	17,259,000
Governor N. Llanos National High School	9,602,000	1,054,000	10,656,000
Hagonoy National High School	35,856,000	2,601,000	38,457,000
Ihan National High School	9,293,000	934,000	10,227,000
Inawayan National High School	14,068,000	1,555,000	15,623,000
Marber National High School	18,153,000	1,497,000	19,650,000
Matanao National High School	45,489,000	3,441,000	48,930,000
Padada National High School	19,248,000	1,662,000	20,910,000
Sta. Cruz National High School	37,338,000	3,044,000	40,382,000
Sulop National High School	27,996,000	2,548,000	30,544,000

Division of Davao Occidental	227,500,000	29,172,000	256,672,000

Division Office - Proper	106,060,000	15,482,000	121,542,000
Alberto Olarte, Sr. National High School (Mabila National High School)	10,149,000	1,306,000	11,455,000
Basiawan National High School	11,112,000	1,219,000	12,331,000
Edna Guillermo Memorial High School	8,356,000	1,209,000	9,565,000
Heracleo Casco Memorial National High School	22,045,000	2,479,000	24,524,000
Jose Abad Santos National High School	18,869,000	2,586,000	21,455,000
Kalbay National High School	8,806,000	1,056,000	9,862,000
Mariano Peralta National High School	42,103,000	3,835,000	45,938,000

292	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Davao Oriental	434,048,000	49,675,000	483,723,000

Division Office - Proper	221,636,000	29,969,000	251,605,000
Baganga National High School	26,354,000	2,397,000	28,751,000
Caraga National High School	20,186,000	1,731,000	21,917,000
Cateel National Agricultural High School	9,984,000	936,000	10,920,000
Cateel Vocational High School	26,976,000	2,892,000	29,868,000
Lupon National Comprehensive High School	13,115,000	1,288,000	14,403,000
Lupon Vocational High School	29,431,000	2,605,000	32,036,000
Luzon National High School	12,913,000	1,382,000	14,295,000
Manuel B. Guiñez Sr. National High School	27,791,000	2,461,000	30,252,000
San Isidro National High School	23,334,000	1,924,000	25,258,000
Tibanban National High School	22,328,000	2,090,000	24,418,000

Division of Davao City	1,340,992,000	129,604,000	1,470,596,000

Division Office - Proper	189,833,000	31,281,000	221,114,000
A. Navarro National High School	34,532,000	2,929,000	37,461,000
Baguio National School of Arts and Trades	23,596,000	2,133,000	25,729,000
Bernardo Carpio National High School	40,316,000	3,318,000	43,634,000
Biao National High School	10,395,000	980,000	11,375,000
Binowang National High School	5,703,000	588,000	6,291,000
Binugao National High School	12,825,000	1,369,000	14,194,000
Cabantian National High School	28,692,000	2,901,000	31,593,000
Calinan National High School	48,181,000	3,966,000	52,147,000
Catalunan Pequeño National High School	19,103,000	2,212,000	21,315,000
Crossing Bayabas National High School	47,228,000	4,281,000	51,509,000
Dacudao National High School	10,604,000	1,136,000	11,740,000
Daniel R. Aguinaldo National High School	99,032,000	8,087,000	107,119,000
Davao City National High School	137,345,000	10,569,000	147,914,000
Doña Carmen Denia National High School	63,472,000	4,818,000	68,290,000
Dr. Santiago Dakudao National High School	18,204,000	1,784,000	19,988,000
Erico T. Nograles National High School	22,997,000	1,878,000	24,875,000
F. Bangoy National High School	74,527,000	5,609,000	80,136,000
F. Bustamante National High School	46,490,000	4,826,000	51,316,000
Gargonio Tajo, Sr. National High School	6,671,000	855,000	7,526,000
Gov. Vicente Duterte National High School	11,398,000	990,000	12,388,000
Jesus J. Soriano National High School	17,348,000	1,838,000	19,186,000
Leon Garcia, Sr. National High School	22,651,000	1,871,000	24,522,000
Los Amigos National High School	16,255,000	1,464,000	17,719,000
Lower Tamugan National High School	17,819,000	1,545,000	19,364,000
Ma-a National High School	37,595,000	3,089,000	40,684,000
Mabini National High School	20,924,000	1,571,000	22,495,000
Malabog National High School	12,796,000	1,110,000	13,906,000
Marilog National High School	15,302,000	1,934,000	17,236,000
Mintal Comprehensive High School	35,849,000	2,938,000	38,787,000
Pablo Lorenzo National High School (Mandug National High School)	17,434,000	1,720,000	19,154,000
Sirib National High School	7,876,000	842,000	8,718,000
Sta. Ana National High School	107,727,000	7,610,000	115,337,000
Tagakpan National High School	12,759,000	875,000	13,634,000
Talomo National High School	24,788,000	2,069,000	26,857,000
Teofilo V. Fernandez National High School (Indangan National High School)	15,011,000	1,930,000	16,941,000
Toril National High School	7,714,000	688,000	8,402,000

Division of Digos City	183,599,000	16,474,000	200,073,000

Division Office - Proper	19,199,000	4,848,000	24,047,000
Digos City National High School (Davao del Sur National High School)	164,400,000	11,626,000	176,026,000

APRIL 29, 2019	OFFICIAL GAZETTE	293
DEPARTMENT OF EDUCATION

Division of Island Garden City of Samal	122,559,000	15,567,000	138,126,000

Division Office - Proper	71,872,000	10,754,000	82,626,000
Mambago-B National High School	13,282,000	1,291,000	14,573,000
Nieves Villarica National High School	21,970,000	2,204,000	24,174,000
Samal National High School	15,435,000	1,318,000	16,753,000

Division of Mati City	184,033,000	19,289,000	203,322,000

Division Office - Proper	73,048,000	10,246,000	83,294,000
Dawan National High School	9,404,000	820,000	10,224,000
Mati National Comprehensive High School	58,330,000	4,159,000	62,489,000
Mati School of Arts and Trades	19,757,000	2,003,000	21,760,000
Matiao National High School	23,494,000	2,061,000	25,555,000

Division of Panabo City	163,786,000	18,137,000	181,923,000

Division Office - Proper	27,085,000	4,445,000	31,530,000
A. O. Floirendo National High School	19,703,000	1,921,000	21,624,000
Don Manuel Javellana National High School	10,242,000	1,056,000	11,298,000
Panabo National High School	78,556,000	7,490,000	86,046,000
San Vicente National High School	14,667,000	1,570,000	16,237,000
Southern Davao National High School	13,533,000	1,655,000	15,188,000

Division of Tagum City	251,670,000	26,784,000	278,454,000

Division Office - Proper	6,965,000	2,985,000	9,950,000
Jose Tuazon, Jr. Memorial National High School	13,662,000	1,483,000	15,145,000
La Filipina National High School	41,771,000	4,553,000	46,324,000
Laureta National High School	14,172,000	1,840,000	16,012,000
Pipisan Maug National High School	11,342,000	990,000	12,332,000
Tagum National Trade School	34,903,000	3,586,000	38,489,000
Tagum City National Comprehensive High School (Davao National High School)	47,875,000	4,741,000	52,616,000
Tagum City National High School	80,980,000	6,606,000	87,586,000

Region XII - SOCCSKSARGEN	4,435,198,000	475,040,000	4,910,238,000

Division of Cotabato	1,256,843,000	132,723,000	1,389,566,000

Division Office - Proper	717,287,000	91,636,000	808,923,000
Alamada National High School	23,358,000	2,086,000	25,444,000
Antipas National High School	20,711,000	1,692,000	22,403,000
Banisilan National High School	18,879,000	1,468,000	20,347,000
Carmen National High School	40,093,000	3,532,000	43,625,000
Dilangalen National High School	44,634,000	3,418,000	48,052,000
Greenfield National High School	21,523,000	1,249,000	22,772,000
Kabacan National High School	33,406,000	2,525,000	35,931,000
Kimagango National High School	9,426,000	865,000	10,291,000
Kisante National High School	18,099,000	1,275,000	19,374,000
Libungan National High School	21,974,000	1,626,000	23,600,000
Lika National High School	16,630,000	1,504,000	18,134,000
Magpet National High School	22,299,000	1,647,000	23,946,000
Makilala National High School	14,066,000	1,091,000	15,157,000
Matalam National High School, Barangay Linao, Matalam	21,922,000	1,288,000	23,210,000
Matalam National High School, Barangay Poblacion, Matalam	21,889,000	2,059,000	23,948,000
M’lang National High School	46,725,000	3,420,000	50,145,000
Pigcawayan National High School	41,075,000	3,053,000	44,128,000

294	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Pikit National High School	49,202,000	3,357,000	52,559,000
President Roxas National High School	17,449,000	1,349,000	19,798,000
Tulunan National High School	36,196,000	2,583,000	38,779,000

Division of Sarangani	587,625,000	77,465,000	665,090,000

Division Office - Proper	314,167,000	52,811,000	366,978,000
Alabel National High School	33,505,000	2,647,000	36,152,000
Alabel National Science High School	9,453,000	2,194,000	11,647,000
Banate National High School	13,056,000	1,066,000	14,122,000
Colon National High School	22,904,000	1,917,000	24,821,000
Glan Padidu National High School	14,538,000	1,234,000	15,772,000
Glan School of Arts and Trades	31,204,000	2,863,000	34,067,000
James L. Chiongbian National Trade School	21,756,000	1,696,000	23,452,000
Leonard Young, Sr. National High School	21,777,000	1,752,000	23,529,000
Lun Pandidu National High School	21,279,000	1,856,000	23,135,000
Malalag National High School	23,615,000	1,878,000	25,493,000
Malandag National High School	20,225,000	1,738,000	21,963,000
Malapatan National High School	27,362,000	2,456,000	29,818,000
Pangyan National High School	12,784,000	1,357,000	14,141,000

Division of South Cotabato	689,003,000	77,209,000	766,212,000

Division Office - Proper	471,512,000	59,844,000	531,356,000
Banga National High School	34,822,000	2,542,000	37,364,000
Lamian National High School	19,972,000	1,392,000	21,364,000
Libertad National High School	46,753,000	3,672,000	50,425,000
Polomolok National High School	29,157,000	2,789,000	31,946,000
Sto. Niño National School of Arts and Trades	7,172,000	582,000	7,754,000
Sto. Niño National High School	29,695,000	2,530,000	32,225,000
Tupi National High School	49,920,000	3,858,000	53,778,000

Division of Sultan Kudarat	548,005,000	63,032,000	611,037,000

Division Office - Proper	242,645,000	36,529,000	279,174,000
Bagumbayan National High School	21,997,000	1,552,000	23,449,000
Bai Saripinang National High School	9,896,000	1,003,000	10,899,000
Bambad National High School	17,432,000	1,571,000	19,003,000
Columbio National High School	15,803,000	1,435,000	17,238,000
Esperanza National High School	50,254,000	4,831,000	55,085,000
Isulan National High School	45,920,000	3,715,000	49,635,000
Kapingkong National High School	11,381,000	1,049,000	12,430,000
Laguilayan National High School	11,393,000	1,039,000	12,432,000
Lambayong National High School (Mariano Marcos National High School)	26,988,000	2,488,000	29,476,000
Lebak National High School - Lebak Legislated National High School	26,694,000	2,275,000	28,969,000
Lutayan National High School	24,935,000	2,151,000	27,086,000
President Quirino National High School	31,908,000	2,468,000	34,376,000
Telafas National High School	10,859,000	926,000	11,785,000

Division of Cotabato City	265,074,000	20,533,000	285,607,000

Division Office - Proper	25,988,000	5,824,000	31,812,000
Canizares National High School	28,046,000	1,560,000	29,606,000
Cotabato City National High School, Barangay Rosary Height # 4	87,270,000	5,378,000	92,648,000
Cotabato City National High School, Barangay Rosary Height #13	59,730,000	3,133,000	62,863,000
Datu Siang National High School	13,243,000	862,000	14,105,000

APRIL 29, 2019	OFFICIAL GAZETTE	295
DEPARTMENT OF EDUCATION

J. Marquez National High School	14,421,000	1,013,000	15,434,000
Notre Dame Village National High School	36,376,000	2,763,000	39,139,000

Division of General Santos City	613,399,000	58,828,000	672,227,000

Division Office - Proper	161,871,000	20,650,000	182,521,000
Bula National School of Fisheries	25,563,000	2,147,000	27,710,000
Fatima National High School	49,300,000	4,849,000	54,149,000
General Santos City National High School	138,797,000	11,214,000	150,011,000
General Santos City National Secondary School of Arts and Trade	33,073,000	3,659,000	36,732,000
Ireneo Santiago National High School	72,466,000	4,632,000	77,098,000
Labangal National High School	35,063,000	2,795,000	37,858,000
Lagao National High School	58,469,000	4,792,000	63,261,000
New Society National High School	38,797,000	4,090,000	42,887,000

Division of Kidapawan City	193,663,000	19,276,000	212,939,000

Division Office - Proper	84,620,000	10,722,000	95,342,000
Anas National High School	12,647,000	937,000	13,584,000
Ginatilan National High School	9,893,000	905,000	10,798,000
Kidapawan National High School	79,254,000	6,031,000	85,285,000
Paco National High School	7,249,000	681,000	7,930,000

Division of Koronadal City	186,761,000	17,354,000	204,115,000

Division Office - Proper	38,635,000	5,323,000	43,958,000
Esperanza National High School	14,674,000	1,198,000	15,872,000
Koronadal National Comprehensive High School	118,801,000	9,412,000	128,213,000
Marbel 7 National High School	14,651,000	1,421,000	16,072,000

Division of Tacurong City	94,825,000	8,620,000	103,445,000

Division Office - Proper	28,997,000	3,319,000	32,316,000
Tacurong National High School	46,232,000	3,634,000	49,866,000
V.F. Grino National High School	19,596,000	1,667,000	21,263,000

Region XIII - CARAGA	3,249,588,000	336,376,000	3,585,964,000

Division of Agusan del Norte	338,698,000	34,459,000	373,157,000

Division Office - Proper	178,136,000	23,329,000	201,465,000
Agay National High School	23,812,000	1,845,000	25,657,000
Carmen National high School	21,420,000	1,459,000	22,879,000
Guinabsan National High School	34,528,000	1,390,000	35,918,000
Jagupit National High School	13,593,000	1,324,000	14,917,000
Las Nieves National High School	13,335,000	1,197,000	14,532,000
Magallanes National High School	25,331,000	2,016,000	27,347,000
Nasipit National Vocational School	28,543,000	1,899,000	30,442,000

Division of Agusan del Sur	651,575,000	76,772,000	728,347,000

Division Office - Proper	183,018,000	34,869,000	217,887,000
Agusan del Sur National High School	70,590,000	5,818,000	76,408,000
Bunawan National High School	25,944,000	2,943,000	28,887,000
Datu Lipus Makapandong National High School	11,610,000	1,250,000	12,860,000
Del Monte National High School	19,626,000	1,672,000	21,298,000
Democrito O. Plaza Memorial High School	4,443,000	623,000	5,066,000
Esperanza National High School	26,004,000	2,001,000	28,005,000
La Paz National High School	11,100,000	1,262,000	12,362,000

296	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Lapinigan National High School	17,969,000	1,581,000	19,550,000
Libertad National High School	8,951,000	1,064,000	10,015,000
Loreto National High School	14,510,000	1,252,000	15,762,000
Los Arcos National High School	6,999,000	809,000	7,808,000
Lucena National High School	10,680,000	894,000	11,574,000
Patin-ay High School (ASSAT)	9,607,000	1,286,000	10,893,000
Prosperidad National High School	17,592,000	1,837,000	19,429,000
Sampaguita National High School	11,287,000	1,140,000	12,427,000
San Isidro National High School	14,962,000	824,000	15,786,000
San Luis National High School	20,126,000	1,723,000	21,849,000
Sibagat National High School	24,321,000	1,898,000	26,219,000
Sta. Cruz National High School	11,078,000	1,130,000	12,208,000
Sta. Irene National High School	11,668,000	1,240,000	12,908,000
Sta. Josefa National High School	29,893,000	2,173,000	32,066,000
Sto. Tomas National High School	6,684,000	783,000	7,467,000
Talacogon National High School	20,364,000	1,468,000	21,832,000
Trento National High School	40,121,000	3,273,000	43,394,000
Veruela National High School	10,740,000	993,000	11,733,000
Zillovia National High School	11,688,000	966,000	12,654,000

Division of Dinagat Island	1,67,092,000	18,127,000	185,219,000

Division Office - Proper	49,754,000	9,348,000	59,102,000
Albor National High School	15,041,000	1,003,000	16,044,000
Cagdianao National High School	14,301,000	1,123,000	15,424,000
Dinagat School of Fisheries	17,082,000	1,165,000	18,247,000
Don Ruben E. Ecleo, Sr. Memorial National High School	31,918,000	2,188,000	34,106,000
Liberty National High School	2,963,000	366,000	3,329,000
Loreto National High School	8,893,000	759,000	9,652,000
Ruben E. Ecleo, Sr. National High School	5,838,000	625,000	6,463,000
Tag-abaca National High School	13,766,000	939,000	14,705,000
Tubajon National High School	7,536,000	611,000	8,147,000

Division of Siargao	169,883,000	17,042,000	186,925,000

Division Office - Proper	52,496,000	7,823,000	60,319,000
Dapa National High School	34,049,000	2,553,000	36,602,000
Del Carmen National High School	9,926,000	1,043,000	10,969,000
Gen. Luna National High School	19,594,000	1,496,000	21,090,000
Pilar National High School	8,441,000	809,000	9,250,000
San Isidro National High School	7,908,000	656,000	8,564,000
Sapao National High School	9,559,000	796,000	10,355,000
Socorro National High School	27,910,000	1,866,000	29,776,000

Division of Surigao del Norte	345,235,000	32,488,000	377,723,000

Division Office - Proper	63,839,000	8,800,000	72,639,000
Alegria National High School	22,965,000	1,914,000	24,879,000
Anando A. Fabio Memorial National High School (Sta. Cruz National High School)	13,971,000	1,375,000	15,346,000
Bacuag National Agro-Industrial School	7,131,000	769,000	7,900,000
Balite National High School	6,704,000	784,000	7,488,000
Campo National High School	13,510,000	1,081,000	14,591,000
Claver National High School	25,589,000	2,211,000	27,800,000
Gigaquit National School of Home Industries	19,260,000	1,496,000	20,756,000
Mainit National High School	13,936,000	1,341,000	15,277,000
Masgad National High School	5,091,000	460,000	5,551,000
Matin-ao National High School	12,895,000	1,064,000	13,959,000
Placer National High School	17,732,000	1,400,000	19,132,000

APRIL 29, 2019	OFFICIAL GAZETTE	297
DEPARTMENT OF EDUCATION

San Francisco National High School	9,705,000	1,011,000	10,716,000
Surigao del Norte National High School	65,292,000	4,369,000	69,661,000
Taganaan National High School (Asa National High School)	15,397,000	1,275,000	16,672,000
Timamana National High School	6,474,000	713,000	7,187,000
Toledo S. Pantilo, Sr. Memorial National High School	12,195,000	1,186,000	13,381,000
Tubod National Comprehensive High School	13,549,000	1,239,000	14,788,000

Division of Surigao del Sur	569,329,000	61,887,000	631,216,000

Division Office - Proper	100,882,000	27,768,000	128,650,000
Adlay National High School	8,954,000	898,000	9,852,000
Anibongan National High School	6,392,000	620,000	7,012,000
Barcelona National High School	7,599,000	665,000	8,264,000
Barobo National High School	30,045,000	2,490,000	32,535,000
Cantilan National High School	22,008,000	1,914,000	23,922,000
Carmen Agricultural National High School	10,992,000	682,000	11,674,000
Carrascal National High School	13,462,000	1,333,000	14,795,000
Doña Carmen National High School	4,551,000	448,000	4,999,000
F.N. Irizari Memorial National High School	14,418,000	902,000	15,320,000
Felisberto Verrano National High School	15,763,000	771,000	16,534,000
Gamut National High School (Barobo)	6,381,000	756,000	7,137,000
Gamut National High School (Tago)	21,946,000	1,776,000	23,722,000
Hinatuan National Comprehensive High School	35,637,000	2,036,000	37,673,000
Lianga National Comprehensive High School	11,974,000	1,366,000	13,340,000
Lingig National High School	23,607,000	1,768,000	25,375,000
M. K. Yusingco National High School (Mandus National High School)	7,302,000	617,000	7,919,000
Madrid National High School	35,971,000	2,064,000	38,035,000
Marihatag National High School	6,294,000	677,000	6,971,000
Partlamon National High School	3,563,000	484,000	4,047,000
Purisima National High School	11,192,000	1,038,000	12,230,000
Salvacion National High School	11,055,000	749,000	11,804,000
San Miguel National Comprehensive High School	44,822,000	2,016,000	46,838,000
Solomon P. Lozada National High School	6,290,000	728,000	7,018,000
St. Christine National High School	14,109,000	1,252,000	15,361,000
Sto. Niño National High School	12,895,000	1,341,000	14,236,000
Tagasaka National High School	13,064,000	722,000	13,786,000
Tagbina National High School	40,612,000	1,876,000	42,488,000
Tidman National High School	6,043,000	657,000	6,700,000
Unidad National High School	21,506,000	1,473,000	22,979,000

Division of Bayugan City	138,785,000	13,000,000	151,785,000

Division Office - Proper	10,001,000	2,153,000	12,154,000
Bayugan National Comprehensive High School	87,669,000	7,375,000	95,044,000
Marcelina National High School	7,673,000	802,000	8,475,000
Noli National High School	16,459,000	1,222,000	17,681,000
Salvacion National High School	9,005,000	926,000	9,931,000
San Juan National High School	7,978,000	522,000	8,500,000

Division of Bislig City	132,325,000	12,989,000	145,314,000

Division Office - Proper	55,992,000	7,241,000	63,233,000
Bislig National High School	23,582,000	1,600,000	25,182,000
Lawigan National High School	5,851,000	570,000	6,421,000
Tabon M. Estrella National High School	46,900,000	3,578,000	50,478,000

298	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Butuan City	457,099, 000	40,013,000	497,112,000

Division Office - Proper	97,163,000	13,047,000	110,210,000
Agusan National High School	135,636,000	10,004,000	145,640,000
Agusan Pequeño National High School	13,850,000	1,275,000	15,125,000
Amparo National High School	9,355,000	799,000	10,154,000
Banza National High School	16,253,000	1,224,000	17,477,000
Butuan City National Comprehensive High School	7,070,000	687,000	7,757,000
Butuan City School of Arts and Trades	41,754,000	3,439,000	45,193,000
Libertad National High School	44,287,000	2,754,000	47,041,000
Los Angeles National High School	13,633,000	1,071,000	14,704,000
Lumbocan National High School	9,211,000	866,000	10,077,000
San Vicente National High School	17,307,000	1,553,000	18,860,000
Taligaman National High School	37,235,000	2,067,000	39,302,000
Tungao National High School	14,345,000	1,227,000	15,572,000

Division of Cabadbaran City	61,380,000	6,195,000	67,575,000

Division Office - Proper	17,782,000	3,347,000	21,129,000
Cabadbaran City National High School	43,598,000	2,848,000	46,446,000

Division of Surigao City	139,225,000	16,421,000	155,646,000

Division Office - Proper	49,209,000	7,286,000	56,495,000
Anomar National High School	9,213,000	847,000	10,060,000
Caraga Regional Science High School	11,669,000	2,327,000	13,996,000
Ipil National High School	10,021,000	1,033,000	11,054,000
Mat-i National High School	12,408,000	1,046,000	13,454,000
Surigao City National High School (San Juan National High School)	33,029,000	2,538,000	35,567,000
Taft National High School (Surigao City - Taft National High School Annex)	13,676,000	1,344,000	15,020,000

Division of Tandag City	78,962,000	6,983,000	85,945,000

Division Office - Proper	4,587,000	893,000	5,480,000
Buenavista National High School	10,168,000	990,000	11,158,000
Jacinto P. Elpa National High School	59,645,000	4,529,000	64,174,000
Tandag National Science High School	4,562,000	571,000	5,133,000

Operation of Schools - Senior High School (Grade 11 to Grade 12)	24,247,751,000	2,878,169,000	27,125,920,000

National Capital Region (NCR)	1,325,127,000	467,353,000	1,792,480,000

Central Office	14,309,000	332,058,000	346,367,000
Division of Caloocan	50,371,000	6,345,000	56,716,000
Division of Las Piñas	58,830,000	8,441,000	67,271,000
Division of Makati	35,650,000	5,643,000	41,293,000
Division of Malabon City	62,438,000	4,680,000	67,118,000
Division of Mandaluyong	68,778,000	9,715,000	78,493,000
Division of Manila	153,646,000	8,924,000	162,570,000
Division of Marikina	86,825,000	9,481,000	96,306,000
Division of Muntinlupa	62,220,000	7,565,000	69,785,000
Division of Parañaque	63,550,000	6,316,000	69,866,000
Division of Navotas City	50,660,000	4,747,000	55,407,000
Division of Pasay City	80,474,000	6,592,000	87,066,000
Division of Pasig City	157,586,000	18,119,000	175,705,000
Division of Quezon City	250,845,000	24,959,000	275,804,000

APRIL 29, 2019	OFFICIAL GAZETTE	299
DEPARTMENT OF EDUCATION

Division of San Juan City	10,064,000	1,092,000	11,156,000
Division of Taguig and Pateros	54,015,000	10,036,000	64,051,000
Division of Valenzuela	64,866,000	2,640,000	67,506,000

Region I - Ilocos	1,806,573,000	186,133,000	1,992,706,000

Division of Ilocos Norte	138,606,000	15,834,000	154,440,000
Division of Ilocos Sur	159,707,000	17,079,000	176,786,000
Division of La Union	238,362,000	24,381,000	262,743,000
Division of Pangasinan I	542,541,000	52,626,000	595,167,000
Division of Pangasinan II	358,156,000	39,975,000	398,131,000
Division of Alaminos City	41,352,000	3,552,000	44,904,000
Division of Batac City	17,754,000	1,931,000	19,685,000
Division of Candon City	19,890,000	2,517,000	22,407,000
Division of Dagupan City	56,476,000	5,474,000	61,950,000
Division of Laoag City	46,888,000	4,245,000	51,133,000
Division of San Carlos City	76,710,000	7,144,000	83,854,000
Division of San Fernando City	29,750,000	2,444,000	32,194,000
Division of Urdaneta City	54,800,000	5,725,000	60,525,000
Division of Vigan City	25,581,000	3,206,000	28,787,000

Cordillera Administrative Region (CAR)	428,124,000	38,127,000	466,251,000

Division of Abra	50,040,000	5,734,000	55,774,000
Division of Apayao	29,794,000	2,943,000	32,737,000
Division of Benguet	98,763,000	9,349,000	108,112,000
Division of Ifugao	53,255,000	4,259,000	57,514,000
Division of Kalinga	40,171,000	2,507,000	42,678,000
Division of Mt. Province	44,987,000	4,784,000	49,771,000
Division of Baguio City	65,556,000	4,007,000	69,563,000
Division of Tabuk City	45,558,000	4,544,000	50,102,000

Region II - Cagayan Valley	1,117,455,000	112,881,000	1,230,336,000

Division of Batanes	12,485,000	1,102,000	13,587,000
Division of Cagayan	340,368,000	36,127,000	376,495,000
Division of Isabela	433,657,000	38,501,000	472,158,000
Division of Nueva Vizcaya	57,214,000	11,358,000	68,572,000
Division of Quirino	82,619,000	6,743,000	89,362,000
Division of Cauayan City	51,348,000	5,036,000	56,384,000
Division of Santiago City	32,356,000	2,925,000	35,281,000
Division of Tuguegarao City	50,663,000	5,551,000	56,214,000
Division of Ilagan City	56,745,000	5,538,000	62,283,000

Region III - Central Luzon	2,774,150,000	260,032,000	3,034,182,000

Division of Aurora	56,412,000	6,158,000	62,570,000
Division of Bataan	223,045,000	19,255,000	242,300,000
Division of Bulacan	467,742,000	43,875,000	511,617,000
Division of Nueva Ecija	485,708,000	44,482,000	530,190,000
Division of Pampanga	460,682,000	42,322,000	503,004,000
Division of Tarlac	298,923,000	34,416,000	333,339,000
Division of Zambales	137,175,000	13,544,000	150,719,000
Division of Angeles City	79,081,000	8,667,000	87,748,000
Division of Balanga City	48,254,000	3,831,000	52,085,000
Division of Cabanatuan City	37,938,000	3,242,000	41,180,000
Division of Gapan City	42,664,000	3,776,000	46,440,000
Division of Malolos City	45,086,000	3,905,000	48,991,000
Division of Muñoz Science City	34,735,000	3,040,000	37,775,000
Division of Olongapo City	48,734,000	4,224,000	52,958,000

300	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of San Fernando City	65,417,000	3,898,000	69,315,000
Division of San Jose City	28,005,000	3,149,000	31,154,000
Division of San Jose del Monte City	99,280,000	8,483,000	107,763,000
Division of Tarlac City	49,969,000	4,573,000	54,542,000
Division of Meycauayan City	25,533,000	2,201,000	27,734,000
Division of Mabalacat City	39,767,000	2,991,000	42,758,000

Region IVA - CALABARZON	2,726,254,000	282,340,000	3,008,594,000

Division of Batangas	491,896,000	57,674,000	549,570,000
Division of Cavite	371,714,000	38,599,000	410,313,000
Division of Laguna	287,646,000	34,981,000	322,627,000
Division of Quezon	501,736,000	53,324,000	555,060,000
Division of Rizal	317,704,000	32,676,000	350,380,000
Division of Antipolo City	132,214,000	10,509,000	142,723,000
Division of Batangas City	52,122,000	6,513,000	58,635,000
Division of Calamba City	71,572,000	6,333,000	77,905,000
Division of Cavite City	24,480,000	2,407,000	26,887,000
Division of Dasmariñas City	97,362,000	8,767,000	106,129,000
Division of Lipa City	55,652,000	5,136,000	60,788,000
Division of Lucena City	30,502,000	2,782,000	33,284,000
Division of San Pablo City	40,113,000	2,826,000	42,939,000
Division of Sta. Rosa City	49,356,000	3,672,000	53,028,000
Division of Tanauan City	27,504,000	1,093,000	28,597,000
Division of Tayabas City	16,374,000	1,981,000	18,355,000
Division of Bacoor City	39,545,000	3,766,000	43,311,000
Division of Imus City	52,451,000	3,758,000	56,209,000
Division of Biñan City	44,893,000	5,543,000	50,436,000
Division of Cabuyao City	21,418,000		21,418,000

Region IVB - MIMAROPA	1,046,055,000	105,505,000	1,151,560,000

Division of Marinduque	85,243,000	8,895,000	94,138,000
Division of Occidental Mindoro	135,614,000	13,454,000	149,068,000
Division of Oriental Mindoro	230,576,000	21,408,000	251,984,000
Division of Palawan	313,029,000	33,167,000	346,196,000
Division of Romblon	147,370,000	14,924,000	162,294,000
Division of Calapan City	40,688,000	4,007,000	44,695,000
Division of Puerto Princesa City	93,535,000	9,650,000	103,185,000

Region V - Bicol	1,969,797,000	232,859,000	2,202,656,000

Division of Albay	275,576,000	36,950,000	312,526,000
Division of Camarines Norte	161,314,000	17,568,000	178,882,000
Division of Camarines Sur	496,106,000	60,931,000	557,037,000
Division of Catanduanes	125,708,000	14,785,000	140,493,000
Division of Masbate	245,294,000	29,823,000	275,117,000
Division of Sorsogon	260,238,000	30,892,000	291,130,000
Division of Iriga City	30,373,000	3,051,000	33,424,000
Division of Legazpi City	59,008,000	5,473,000	64,481,000
Division of Ligao City	68,542,000	6,227,000	74,769,000
Division of Masbate City	36,031,000	4,280,000	40,311,000
Division of Naga City	73,294,000	8,436,000	81,730,000
Division of Sorsogon City	74,236,000	6,831,000	81,067,000
Division of Tabaco City	64,077,000	7,612,000	71,689,000

Region VI - Western Visayas	2,514,566,000	271,485,000	2,786,051,000

Division of Aklan	171,666,000	22,245,000	193,911,000
Division of Antique	170,232,000	21,837,000	192,069,000

APRIL 29, 2019	OFFICIAL GAZETTE	301
DEPARTMENT OF EDUCATION

Division of Capiz	217,846,000	28,434,000	246,280,000
Division of Guimaras	65,491,000	6,792,000	72,283,000
Division of Iloilo	847,917,000	80,228,000	928,145,000
Division of Negros Occidental	459,785,000	51,179,000	510,964,000
Division of Bacolod City	85,596,000	8,903,000	94,499,000
Division of Bago City	53,720,000	5,941,000	59,661,000
Division of Cadiz City	55,355,000	5,432,000	60,787,000
Division of Escalante City	21,565,000	3,062,000	24,627,000
Division of Iloilo City	87,966,000	8,072,000	96,038,000
Division of Kabankalan City	57,397,000	5,734,000	63,131,000
Division of La Carlota City	36,753,000	4,038,000	40,791,000
Division of Passi City	32,385,000	3,845,000	36,230,000
Division of Roxas City	35,924,000	3,932,000	39,856,000
Division of Sagay City	57,573,000	6,009,000	63,582,000
Division of San Carlos City	31,606,000	3,535,000	35,141,000
Division of Silay City	25,789,000	2,267,000	28,056,000

Region VII - Central Visayas	1,779,354,000	216,773,000	1,996,127,000

Division of Bohol	421,313,000	44,760,000	466,073,000
Division of Cebu Province	425,177,000	71,650,000	496,827,000
Division of Negros Oriental	233,113,000	24,521,000	257,634,000
Division of Siquijor	23,907,000	3,326,000	27,233,000
Division of Bais City	25,827,000	2,594,000	28,421,000
Division of Bayawan City	55,389,000	6,330,000	61,719,000
Division of Bogo City	21,384,000	2,525,000	23,909,000
Division of Carcar City	29,226,000	3,753,000	32,979,000
Division of Cebu City	168,245,000	16,382,000	184,627,000
Division of Danao City	26,467,000	2,666,000	29,133,000
Division of Dumaguete City	25,782,000	2,590,000	28,372,000
Division of Guihulngan City	32,829,000	3,850,000	36,679,000
Division of Lapu-lapu City	49,856,000	8,222,000	58,078,000
Division of Mandaue City	64,813,000	4,228,000	69,041,000
Division of Naga City	35,944,000	3,156,000	39,100,000
Division of Tagbilaran City	42,569,000	4,282,000	46,851,000
Division of Talisay City	23,413,000	4,214,000	27,627,000
Division of Tanjay City	32,561,000	2,981,000	35,542,000
Division of Toledo City	41,539,000	4,743,000	46,282,000

Region VIII - Eastern Visayas	1,568,623,000	178,044,000	1,746,667,000

Division of Biliran	64,161,000	8,109,000	72,270,000
Division of Eastern Samar	168,127,000	19,013,000	187,140,000
Division of Leyte	525,543,000	53,369,000	578,912,000
Division of Northern Samar	178,792,000	24,159,000	202,951,000
Division of Samar	194,781,000	22,723,000	217,504,000
Division of Southern Leyte	103,565,000	11,882,000	115,447,000
Division of Baybay City	38,781,000	4,495,000	43,276,000
Division of Borongan City	33,372,000	3,837,000	37,209,000
Division of Calbayog City	75,197,000	7,265,000	82,462,000
Division of Catbalogan City	37,140,000	5,102,000	42,242,000
Division of Maasin City	14,278,000	1,211,000	15,489,000
Division of Ormoc City	70,083,000	8,717,000	78,800,000
Division of Tacloban City	64,803,000	8,162,000	72,965,000

Region IX - Zamboanga Peninsula	833,313,000	87,909,000	921,222,000

Division of Zamboanga del Norte	180,118,000	22,007,000	202,125,000
Division of Zamboanga del Sur	190,529,000	21,562,000	212,091,000
Division of Zamboanga Sibugay	165,392,000	16,015,000	181,407,000

302	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Dapitan City	21,783,000	2,648,000	24,431,000
Division of Dipolog City	32,488,000	3,263,000	35,751,000
Division of Isabela City	36,107,000	4,128,000	40,235,000
Division of Pagadian City	45,954,000	4,278,000	50,232,000
Division of Zamboanga City	160,942,000	14,008,000	174,950,000

Region X - Northern Mindanao	938,535,000	117,332,000	1,055,867,000

Division of Bukidnon	253,337,000	24,024,000	277,361,000
Division of Camiguin	39,402,000	4,205,000	43,607,000
Division of Lanao del Norte	45,914,000	12,874,000	58,788,000
Division of Misamis Occidental	86,112,000	8,899,000	95,011,000
Division of Misamis Oriental	128,665,000	18,754,000	147,419,000
Division of Cagayan de Dro City	69,419,000	10,753,000	80,172,000
Division of El Salvador City	16,179,000	1,349,000	17,528,000
Division of Gingoog City	48,564,000	4,390,000	52,954,000
Division of Iligan City	100,291,000	9,424,000	109,715,000
Division of Malaybalay City	830,000	8,087,000	8,917,000
Division of Oroquieta City	35,566,000	3,837,000	39,403,000
Division of Ozamiz City	38,717,000	3,549,000	42,266,000
Division of Tangub City	32,437,000	2,872,000	35,309,000
Division of Valencia City	43,102,000	4,315,000	47,417,000

Region XI - Davao	1,129,079,000	106,481,000	1,235,560,000

Division of Compostela Valley	224,710,000	22,582,000	247,292,000
Division of Davao del Norte	147,345,000	13,783,000	161,128,000
Division of Davao del Sur	158,367,000	10,008,000	168,375,000
Division of Davao Occidental	598,000	5,181,000	5,779,000
Division of Davao Oriental	36,958,000	11,877,000	48,835,000
Division of Davao City	268,523,000	21,338,000	289,861,000
Division of Digos City	27,846,000	1,850,000	29,696,000
Division of Island Garden City of Samal	34,710,000	3,342,000	38,052,000
Division of Mati City	101,111,000	4,623,000	105,734,000
Division of Panabo City	51,040,000	4,630,000	55,670,000
Division of Tagum City	77,871,000	7,267,000	85,138,000

Region XII - SOCCSKSARGEN	1,367,001,000	127,737,000	1,494,738,000

Division of Cotabato	364,831,000	31,948,000	396,779,000
Division of Sarangani	182,086,000	17,141,000	199,227,000
Division of South Cotabato	228,166,000	25,207,000	253,373,000
Division of Sultan Kudarat	175,886,000	16,563,000	192,449,000
Division of Cotabato City	73,000,000	7,002,000	80,002,000
Division of General Santos City	199,846,000	16,305,000	216,151,000
Division of Kidapawan City	61,760,000	5,837,000	67,597,000
Division of Koronadal City	51,219,000	4,940,000	56,159,000
Division of Tacurong City	30,207,000	2,794,000	33,001,000

Region XIII - CARAGA	923,745,000	87,178,000	1,010,923,000

Division of Agusan del Norte	98,239,000	9,245,000	107,484,000
Division of Agusan del Sur	191,341,000	17,390,000	208,731,000
Division of Dinagat Island	51,414,000	4,902,000	56,316,000
Division of Siargao	47,582,000	4,541,000	52,123,000
Division of Surigao del Norte	116,015,000	11,618,000	127,633,000
Division of Surigao del Sur	180,636,000	16,743,000	197,379,000
Division of Bayugan City	47,878,000	3,092,000	50,970,000
Division of Bislig City	29,799,000	2,502,000	32,301,000
Division of Butuan City	98,320,000	9,845,000	108,165,000

APRIL 29, 2019	OFFICIAL GAZETTE	303
DEPARTMENT OF EDUCATION

Division of Cabadbaran City	12,023,000	2,180,000	14,203,000
Division of Surigao City	37,590,000	4,081,000	41,671,000
Division of Tandag City	12,908,000	1,039,000	13,947,000

Government Assistance and Subsidies - Education Service Contracting (ESC) Program for Private Junior High School (per RA No. 8545)		10,673,583,000	10,673,583,000

National Capital Region (NCR)		10,673,583,000	10,673,583,000

Central Office		10,673,583,000	10,673,583,000

Government Assistance and Subsidies - Voucher Program for Private Senior High School (per RA No. 10533)		18,755,048,000	18,755,048,000

National Capital Region (NCR)		18,755,048,000	18,755,048,000

Central Office		18,755,048,000	18,755,048,000

Government Assistance and Subsidies - Voucher Program for Non-DepEd Public High School (per RA No. 10533)		1,532,623,000	1,532,623,000

National Capital Region (NCR)		1,532,623,000	1,532,623,000

Central Office		1,532,623,000	1,532,623,000

Joint Delivery Voucher for Senior High School Technical Vocational and Livelihood Specializations		1,159,960,000	1,159,960,000

National Capital Region (NCR)		1,159,960,000	1,159,960,000

Central Office		1,159,960,000	1,159,960,000

Operational Requirements of Sports Academy and Training Center		7,635,000	7,635,000

National Capital Region (NCR)		7,635,000	7,635,000

Central Office		7,635,000	7,635,000

Implementation of the Grant of Cash Allowance, Hardship Pay, Equivalent Record Form (ERF), Conversion to Master Teacher (MT) and Reclassification of Positions	3,216,484,000	2,933,938,000	6,150,422,000

National Capital Region (NCR)	54,102,000	265,324,000	319,426,000

Central Office	18,219,000		18,219,000
Regional Office - NCR	35,883,000	265,324,000	301,207,000

Region I - Ilocos	104,371,000	161,844,000	266,215,000

Regional Office - I	104,371,000	161,844,000	266,215,000

Cordillera Administrative Region (CAR)	195,076,000	58,828,000	253,904,000

Regional Office - CAR	195,076,000	58,828,000	253,904,000

304	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region II - Cagayan Valley	137,392,000	114,874,000		252,266,000

Regional Office - II	137,392,000	114,874,000		252,266,000

Region III - Central Luzon	122,174,000	299,631,000		421,805,000

Regional Office - III	122,174,000	299,631,000		421,805,000

Region IVA - CALABARZON	263,223,000	354,417,000		617,640,000

Regional Office - IVA	263,223,000	354,417,000		617,640,000

Region IVB - MIMAROPA	376,457,000	114,849,000		491,306,000

Regional Office - IVB	376,457,000	114,849,000		491,306,000

Region V - Bicol	282,886,000	228,263,000		511,149,000

Regional Office - V	282,886,000	228,263,000		511,149,000

Region VI - Western Visayas	243,290,000	249,690,000		492,980,000

Regional Office - VI	243,290,000	249,690,000		492,980,000

Region VII - Central Visayas	138,071,000	243,253,000		381,324,000

Regional Office - VII	138,071,000	243,253,000		381,324,000

Region VIII - Eastern Visayas	247,902,000	182,126,000		430,028,000

Regional Office - VIII	247,902,000	182,126,000		430,028,000

Region IX - Zamboanga Peninsula	242,859,000	130,641,000		373,500,000

Regional Office - IX	242,859,000	130,641,000		373,500,000

Region X - Northern Mindanao	191,970,000	133,518,000		325,488,000

Regional Office - X	191,970,000	133,518,000		325,488,000

Region XI - Davao	258,457,000	150,413,000		408,870,000

Regional Office - XI	258,457,000	150,413,000		408,870,000

Region XII - SOCCSKSARGEN	193,199,000	144,725,000		337,924,000

Regional Office - XII	193,199,000	144,725,000		337,924,000

Region XIII - CARAGA	165,055,000	101,542,000		266,597,000

Regional Office - XIII	165,055,000	101,542,000		266,597,000

School Dental Health Care Program		1,603,047,000	1,203,750,000	2,806,797,000

National Capital Region (NCR)		304,669,000	776,150,000	1,080,819,000

Central Office		209,769,000	771,550,000	981,319,000
Regional Office - NCR		94,900,000	4,600,000	99,500,000

APRIL 29, 2019	OFFICIAL GAZETTE	305
DEPARTMENT OF EDUCATION

Region I - Iiocas	80,687,000	33,600,000	114,287,000

Regional Office - I	80,687,000	33,600,000	114,287,000

Cordillera Administrative Region (CAR)	33,477,000	17,600,000	51,077,000

Regional Office - CAR	33,477,000	17,600,000	51,077,000

Region II - Cagayan Valley	65,692,000	31,000,000	96,692,000

Regional Office - II	65,692,000	31,000,000	96,692,000

Region III - Central Luzon	131,827,000	28,000,000	159,827,000

Regional Office - III	131,827,000	28,000,000	159,827,000

Region IVA - CALABARZON	153,508,000	23,800,000	177,308,000

Regional Office - IVA	153,508,000	23,800,000	177,308,000

Region IVB - NIMAROPA	51,984,000	16,200,000	68,184,000

Regional Office - IVB	51,984,000	16,200,000	68,184,000

Region V - Bicol	104,972,000	34,800,000	139,772,000

Regional Office - V	104,972,000	34,800,000	139,772,000

Region VI - Western Visayas	100,185,000	23,200,000	123,385,000

Regional Office - VI	100,185,000	23,200,000	123,385,000

Region VII - Central Visayas	113,388,000	36,200,000	149,588,000

Regional Office - VII	113,388,000	36,200,000	149,588,000

Region VIII - Eastern Visayas	94,219,000	43,800,000	138,019,000

Regional Office - VIII	94,219,000	43,800,000	138,019,000

Region IX - Zamboanga Peninsula	65,246,000	23,000,000	88,246,000

Regional Office - IX	65,246,000	23,000,000	88,246,000

Region X - Northern Mindanao	88,850,000	36,400,000	125,250,000

Regional Office - X	88,850,000	36,400,000	125,250,000

Region XI - Davao	72,578,000	20,000,000	92,578,000

Regional Office - XI	72,578,000	20,000,000	92,578,000

Region XII - SOCCKSARGEN	81,346,000	30,800,000	112,146,000

Regional Office - XII	81,346,000	30,800,000	112,146,000

Region XIII - CARAGA	60,419,000	29,200,000	89,619,000

Regional Office - XIII	60,419,000	29,200,000	89,619,000

306	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Medical Examination far Public School Teachers		400,000,000		400,000,000

National Capital Region (NCR)		400,000,000		400,000,000

Central Office		400,000,000		400,000,000

World Teachers’ Day Incentive Benefit		800,000,000		800,000,000

National Capital Region (NCR)		800,000,000		800,000,000

Central Office		800,000,000		800,000,000

EDUCATION HUMAN RESOURCE DEVELOPMENT PROGRAM	20,398,000	1,950,363,000	4,000,000	1,974,761,000

Human Resource Development for Personnel in Schools and Learning Centers	18,025,000	1,919,567,000	4,000,000	1,941,592,000

National Capital Region (NCR)	18,025,000	1,276,299,000	4,000,000	1,298,324,000

Central Office	18,025,000	1,235,986,000	4,000,000	1,258,011,000

Division of Caloocan		4,980,000		4,980,000
Division of Las Piñas		1,882,000		1,882,000
Division of Makati		1,666,000		1,666,000
Division of Malabon City		1,585,000		1,585,000
Division of Mandaluyong		1,107,000		1,107,000
Division of Manila		6,082,000		6,082,000
Division of Marikina		1,387,000		1,387,000
Division of Muntinlupa		1,494,000		1,494,000
Division of Parañaque		1,835,000		1,835,000
Division of Navotas City		1,024,000		1,024,000
Division of Pasay City		1,251,000		1,251,000
Division of Pasig City		2,371,000		2,371,000
Division of Quezon City		8,144,000		8,144,000
Division of San Juan City		317,000		317,000
Division of Taguig and Pateros		2,769,000		2,769,000
Division of Valenzuela		2,419,000		2,419,000

Region I - Ilocos		38,794,000		38,794,000

Division of Ilocos Norte		4,181,000		4,181,000
Division of Ilocos Sur		5,844,000		5,844,000
Division of La Union		4,891,000		4,891,000
Division of Pangasinan I		9,782,000		9,782,000
Division of Pangasinan II		7,948,000		7,948,000
Division of Alaminos City		678,000		678,000
Division of Batac City		395,000		395,000
Division of Candon City		439,000		439,000
Division of Dagupan City		930,000		930,000
Division of Laoag City		626,000		626,000
Division of San Carlos City		1,294,000		1,294,000
Division of San Fernando City		563,000		563,000
Division of Urdaneta City		895,000		895,000
Division of Vigan City		328,000		328,000

Cordillera Administrative Region (CAR)		19,065,000		19,065,000

Division of Abra		3,246,000		3,246,000
Division of Apayao		1,908,000		1,908,000

APRIL 29, 2019	OFFICIAL GAZETTE	307
DEPARTMENT OF EDUCATION

Division of Benguet	4,466,000	4,466,000
Division of Ifugao	2,753,000	2,753,000
Division of Kalinga	1,812,000	1,812,000
Division of Mt. Province	2,315,000	2,315,000
Division of Baguio City	1,386,000	1,386,000
Division of Tabuk City	1,179,000	1,179,000

Region II - Cagayan Valley	31,672,000	31,672,000

Division of Batanes	276,000	276,000
Division of Cagayan	9,945,000	9,945,000
Division of Isabela	10,814,000	10,814,000
Division of Nueva Vizcaya	4,549,000	4,549,000
Division of Quirino	2,216,000	2,216,000
Division of Cauayan City	1,044,000	1,044,000
Division of Santiago City	780,000	780,000
Division of Tuguegarao City	765,000	765,000
Division of Ilagan City	1,283,000	1,283,000

Region III - Central Luzon	65,126,000	65,126,000

Division of Aurora	2,092,000	2,092,000
Division of Bataan	3,876,000	3,876,000
Division of Bulacan	11,417,000	11,417,000
Division of Nueva Ecija	10,642,000	10,642,000
Division of Pampanga	9,442,000	9,442,000
Division of Tarlac	7,386,000	7,386,000
Division of Zambales	4,525,000	4,525,000
Division of Angeles City	1,816,000	1,816,000
Division of Balanga City	499,000	499,000
Division of Cabanatuan City	1,498,000	1,498,000
Division of Gapan City	708,000	708,000
Division of Malolos City	1,091,000	1,091,000
Division of Muñoz Science City	600,000	600,000
Division of Olongapo City	1,065,000	1,065,000
Division of San Fernando City	1,338,000	1,338,000
Division of San Jose City	903,000	903,000
Division of San Jose del Monte City	2,242,000	2,242,000
Division of Tarlac City	1,980,000	1,980,000
Division of Meycauayan City	865,000	865,000
Division of Mabalacat City	1,141,000	1,141,000

Region IVA - CALABARZON	71,881,000	71,881,000

Division of Batangas	11,544,000	11,544,000
Division of Cavite	8,833,000	8,833,000
Division of Laguna	7,955,000	7,955,000
Division of Quezon	13,949,000	13,949,000
Division of Rizal	8,715,000	8,715,000
Division of Antipolo City	3,039,000	3,039,000
Division of Batangas City	1,756,000	1,756,000
Division of Calamba City	1,916,000	1,916,000
Division of Cavite City	480,000	480,000
Division of Dasmariñas City	2,208,000	2,208,000
Division of Lipa City	1,709,000	1,709,000
Division of Lucena City	1,409,000	1,409,000
Division of San Pablo City	1,512,000	1,512,000

308	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Sta. Rosa City	1,164,000	1,164,000
Division of Tanauan City	986,000	986,000
Division of Tayabas City	607,000	607,000
Division of Bacoor City	1,610,000	1,610,000
Division of Imus City	1,308,000	1,308,000
Division of Biñan City	1,181,000	1,181,000

Region IVB - MIMAROPA	29,441,000	29,441,000

Division of Marinduque	2,601,000	2,601,000
Division of Occidental Mindoro	4,840,000	4,840,000
Division of Oriental Mindoro	6,785,000	6,785,000
Division of Palawan	9,454,000	9,454,000
Division of Romblon	3,207,000	3,207,000
Division of Calapan City	918,000	918,000
Division of Puerto Princesa City	1,636,000	1,636,000

Region V - Bicol	54,463,000	54,463,000

Division of Albay	7,888,000	7,888 ,000
Division of Camarines Norte	4,863,000	4,863,000
Division of Camarines Sur	15,377,000	15,377,000
Division of Catanduanes	3,212,000	3,212,000
Division of Masbate	9,283,000	9,283,000
Division of Sorsogon	6,801,000	6,801,000
Division of Iriga City	791,000	791,000
Division of Legazpi City	1,161,000	1,161,000
Division of Ligao City	997,000	997,000
Division of Masbate City	796,000	796,000
Division of Naga City	1,035,000	1,035,000
Division of Sorsogon City	1,308,000	1,308,000
Division of Tabaco City	951,000	951,000

Region VI - Western Visayas	59,729,000	59,729,000

Division of Aklan	4,932,000	4,932,000
Division of Antique	6,548,000	6,548,000
Division of Capiz	5,953,000	5,953,000
Division of Guimaras	1,473,000	1,473,000
Division of Iloilo	15,728,000	15,728,000
Division of Negros Occidental	11,473,000	11,473,000
Division of Bacolod City	2,368,000	2,368,000
Division of Bago City	1,007,000	1,007,000
Division of Cadiz City	1,101,000	1,101,000
Division of Escalante City	662,000	662,000
Division of Iloilo City	1,893,000	1,893,000
Division of Kabankalan City	1,467,000	1,467,000
Division of La Carlota City	509,000	509,000
Division of Passi City	671,000	671,000
Division of Roxas City	954,000	954,000
Division of Sagay City	1,119,000	1,119,000
Division of San Carlos City	1,097,000	1,097,000
Division of Silay City	774,000	774,000

Region VII - Central Visayas	54,944,000	54,944,000

Division of Bohol	12,982,000	12,982,000
Division of Cebu Province	16,621,000	16,621,000

APRIL 29, 2019	OFFICIAL GAZETTE	309
DEPARTMENT OF EDUCATION

Division of Negros Oriental	6,763,000	6,763,000
Division of Siquijor	904,000	904,000
Division of Bais City	684,000	684,000
Division of Bayawan City	1,258,000	1,258,000
Division of Bogo City	521,000	521,000
Division of Carcar City	801,000	801,000
Division of Cebu City	3,653,000	3,653,000
Division of Danao City	960,000	960,000
Division of Dumaguete City	571,000	571,000
Division of Guihulngan City	1,266,000	1,266,000
Division of Lapu-lapu City	1,976,000	1,976,000
Division of Mandaue City	1,449,000	1,449,000
Division of Naga City	694,000	694,000
Division of Tagbilaran City	458,000	458,000
Division of Talisay City	1,071,000	1,071,000
Division of Tanjay City	1,026,000	1,026,000
Division of Toledo City	1,286,000	1,286,000

Region VIII - Eastern Visayas	50,754,000	50,754,000

Division of Biliran	1,867,000	1,867,000
Division of Eastern Samar	5,380,000	5,380,000
Division of Leyte	15,490,000	15,490,000
Division of Northern Samar	7,557,000	7,557,000
Division of Samar	8,068,000	8,068,000
Division of Southern Leyte	3,881,000	3,881,000
Division of Baybay City	1,010,000	1,010,000
Division of Borongan City	728,000	728,000
Division of Calbayog City	2,199,000	2,199,000
Division of Catbalogan City	897,000	897,000
Division of Maasin City	817,000	817,000
Division of Ormoc City	1,554,000	1,554,000
Division of Tacloban City	1,306,000	1,306,000

Region IX - Zamboanga Peninsula	34,804,000	34,804,000

Division of Zamboanga del Norte	9,535,000	9,535,000
Division of Zamboanga del Sur	9,476,000	9,476,000
Division of Zamboanga Sibugay	6,530,000	6,530,000
Division of Dapitan City	775,000	775,000
Division of Dipolog City	869,000	869,000
Division of Isabela City	980,000	980,000
Division of Pagadian City	1,305,000	1,305,000
Division of Zamboanga City	5,334,000	5,334,000

Region X - Northern Mindanao	37,423,000	37,423,000

Division of Bukidnon	9,634,000	9,634,000
Division of Camiguin	853,000	853,000
Division of Lanao del Norte	5,408,000	5,408,000
Division of Misamis Occidental	3,905,000	3,905,000
Division of Misamis Oriental	5,989,000	5,989,000
Division of Cagayan de Ora City	3,015,000	3,015,000
Division of El Salvador City	323,000	323,000
Division of Gingoog City	1,216,000	1,216,000
Division of Iligan City	2,112,000	2,112,000
Division of Malaybalay City	1,327,000	1,327,000

310	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Division of Oroquieta City				646,000				646,000
Division of Ozamiz City				927,000				927,000
Division of Tangub City				739,000				739,000
Division of Valencia City				1,329,000				1,329,000

Region XI - Davao				34,784,000				34,784,000

Division of Compostela Valley				5,969,000				5,969,000
Division of Davao del Norte				3,815,000				3,815,000
Division of Davao del Sur				3,831,000				3,831,000
Division of Davao Occidental				3,105,000				3,105,000
Division of Davao Oriental				2,544,000				2,544,000
Division of Davao City				8,391,000				8,391,000
Division of Digos City				982,000				982,000
Division of Island Garden City of Samal				878,000				878,000
Division of Mati City				2,853,000				2,853,000
Division of Panabo City				1,160,000				1,160,000
Division of Tagum City				1,256,000				1,256,000

Region XII - SOCCSKSARGEN				34,442,000				34,442,000

Division of Cotabato				11,009,000				11,009,000
Division of Sarangani				5,112,000				5,112,000
Division of South Cotabato				5,780,000				5,780,000
Division of Sultan Kudarat				5,683,000				5,683,000
Division of Cotabato City				1,156,000				1,156,000
Division of General Santos City				3,019,000				3,019,000
Division of Kidapawan City				1,052,000				1,052,000
Division of Koronadal City				1,027,000				1,027,000
Division of Tacurong City				604,000				604,000

Region XIII - CARAGA				25,946,000				25,946,000

Division of Agusan del Norte				2,759,000				2,759,000
Division of Agusan del Sur				6,375,000				6,375,000
Division of Dinagat Island				1,397,000				1,397,000
Division of Siargao				1,584,000				1,584,000
Division of Surigao del Norte				2,315,000				2,315,000
Division of Surigao del Sur				5,211,000				5,211,000
Division of Bayugan City				964,000				964,000
Division of Bislig City				825,000				825,000
Division of Butuan City				2,342,000				2,342,000
Division of Cabadbaran City				534,000				534,000
Division of Surigao City				1,167,000				1,167,000
Division of Tandag City				473,000				473,000

Teacher Quality and Development Program		2,373,000		30,796,000				33,169,000

National Capital Region (NCR)		2,373,000		30,796,000				33,169,000

Central Office		2,373,000		30,796,000				33,169,000

Sub-total, Operations		363,381,775,000		76,787,593,000		42,556,523,000		482,725,891,000

TOTAL NEW APPROPRIATIONS	₱	374,437,011,000	₱	81,866,703,000	₱	43,968,399,000	₱	500,272,113,000

APRIL 29, 2019	OFFICIAL GAZETTE	311
DEPARTMENT OF EDUCATION

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	249,647,594
Creation of New Positions	6,454,357
Reclassification of Positions	294,892

Total Permanent Positions	256,396,843

Other Compensation Common to All
Personnel Economic Relief Allowance	19,808,700
Representation Allowance	63,054
Transportation Allowance	61,218
Clothing and Uniform Allowance	4,952,184
Honoraria	347,046
Mid-Year Bonus - Civilian	20,804,021
Year End Bonus	20,804,021
Cash Gift	4,126,820
Productivity Enhancement Incentive	4,126,820
Step Increment	624,168

Total Other Compensation Common to All	75,718,952

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	527,034
Special Hardship Allowance	2,152,162
Lump-sum far Equivalent Record Form	504,727
Lump-sum for Master Teachers	264,703
Lump-sum for filling of Positions - Civilian	30,528,192

Total Other Compensation for Specific Groups	33,976,818

Other Benefits
PAG-IBIG Contributions	990,529
PhilHealth Contributions	3,342,043
Employees Compensation Insurance Premiums	990,529
Terminal Leave	343,415

Total Other Benefits	5,666,516

Non-Permanent Positions	2,677,882

Total Personnel Services	374,437,011

Maintenance and Other Operating Expenses
Travelling Expenses	2,469,889
Training and Scholarship Expenses	5,522,759

312	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Supplies and Materials Expenses	17,167,240
Utility Expenses	3,816,427
Communication Expenses	2,524,966
Awards/Rewards and Prizes	43,950
Survey, Research, Exploration and Development Expenses	99,068
Demolition/Relocation and Desilting/Dredging Expenses	1,017
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	15,377
Professional Services	410,119
General Services	1,303,083
Repairs and Maintenance	3,229,567
Financial Assistance/Subsidy	43,390,976
Taxes, Insurance Premiums and Other Fees	299,234
Labor and Mages	106,050
Other Maintenance and Operating Expenses
Advertising Expenses	19,619
Printing and Publication Expenses	468,118
Representation Expenses	120,329
Transportation and Delivery Expenses	84,520
Rent/Lease Expenses	21,644
Membership Dies and Contributions to Organizations	865
Subscription Expenses	32,858
Other Maintenance and Operating Expenses	719,028

Total Maintenance and Other Operating Expenses	81,866,703

Total Current Operating Expenditures	456,303,714

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	150,000
Infrastructure Outlay	2,726,076
Buildings and Other Structures	31,854,770
Machinery and Equipment Outlay	9,027,053
Transportation Equipment Outlay	164,900
Furniture, Fixtures aid Books Outlay	45,600

Total Capital Outlays	43,968,399

TOTAL NEW APPROPRIATIONS	500,272,113

B. EARLY CHILDHOOD CARE AND DEVELOPMENT COUNCIL

For general administration and support, and operations, as indicated hereunder	₱	57,647,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

APRIL 29, 2019	OFFICIAL GAZETTE	313
DEPARTMENT OF EDUCATION

PROGRAMS
General Administration and Support	₱	9,763,000	₱	20,549,000	₱	30,312,000
Operations				27,335,000		27,335,000

EARLY CHILDHOOD CARE AND DEVELOPMENT PROGRAM				27,335,000		27,335,000

TOTAL NEW APPROPRIATIONS	₱	9,763,000	₱	47,884,000	₱	57,647,000

Special Provision(s)

1. Establishment of National Child Development Centers. In addition to the amounts appropriated herein, Four hundred Seventy Three Million Nine Hundred Forty Four Thousand Pesos (₱473,944,000) shall be used for the establishment of National Child Development Centers and the conversion of existing day care centers into Child Development Centers in various LGUs sourced for the contributions of PAGCOR in accordance with R.A. No. 10410.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. of 1987.

2. Reporting and Posting Requirements. The Early Childhood Care and Development Council (ECCDC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) ECCDC’s website.

The ECCDC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	9,763,000	₱	20,549,000		₱	30,312,000

Sub-total, General Administration and Support		9,763,000		20,549,000			30,312,000

Operations
Readiness of Filipino Children for Kindergarten Achieved				27,335,000			27,335,000

EARLY CHILDHOOD CARE AND DEVELOPMENT PROGRAM				27,335,000			27,335,000

Development of Policies, Standards and Guidelines				3,959,000			3,959,000
Capacity-building and institutional development of intermediaries and other partners				23,268,000			23,268,000
Accreditation of ECCD Service Providers				108,000			108,000

Sub-total, Operations				27,335,000			27,335,000

TOTAL NEW APPROPRIATIONS	₱	9,763,000	₱	47,884,000		₱	57,647,000

314	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,102

Total Permanent Positions	2,102

Other Compensation Common to All
Personnel Economic Relief Allowance	24
Representation Allowance	132
Clothing and Uniform Allowance	6
Mid-Year loans - Civilian	175
Year End Bonus	175
Cash Gift	5
Productivity Enhancement Incentive	5
Step Increment	5

Total Other Compensation Common to All	527

Other benefits
PAG-IBIG Contributions	1
PhilHealth Contributions	7
Employees Compensation Insurance Premiums	1

Total Other Benefits	9

Non-Permanent Positions	7,125

Total Personnel Services	9,763

Maintenance and Other Operating Expenses
Travelling Expenses	250
Training and Scholarship Expenses	23,568
Supplies and Materials Expenses	950
Utility Expenses	735
Communication Expenses	1,285
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	13,395
Repairs and Maintenance	270
Taxes, Insurance Premiums and Other Fees	119
Other Maintenance and Operating Expenses
Rent/Lease Expenses	2,317
Other Maintenance and Operating Expenses	4,815

Total Maintenance and Other Operating Expenses	47,884

APRIL 29, 2019	OFFICIAL GAZETTE	315
DEPARTMENT OF EDUCATION

Total Current Operating Expenditures	57,647

TOTAL NEW APPROPRIATIONS	57,647

C. NATIONAL BOOK DEVELOPMENT BOARD

For general administration and support, and operations, as indicated hereunder	₱	68,537,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	16,149,000	₱	14,592,000	₱	429,000	₱	31,170,000
Operations		6,950,000		30,417,000				37,367,000

LOCAL BOOK PUBLISHING INDUSTRY DEVELOPMENT PROGRAM		6,950,000		30,417,000				37,367,000

TOTAL NEW APPROPRIATIONS	₱	23,099,000	₱	45,009,000	₱	429,000	₱	68,537,000

Special Provision(s)

1. Interest Income of the National Book Development Trust Fund. The interest income of the National Book Development Trust Fund shall be used as grant to Filipino authors, especially in science and technology and in subject areas with none or few local authors, which shall be allocated equitably among the regions in accordance with R.A. No. 9521. In no case shall any part of the seed capital, including earnings thereof be used as overhead expenses for the administration of said fund.

2. Reporting and Posting Requirements. The National Book Development Board (NBDB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means not covered by the URS; and

(b) NBDB’s website.

The NBDB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	16,149,000	₱	14,592,000	₱	429,000	₱	31,170,000

Sub-total, General Administration and Support		16,149,000		14,592,000		429,000		31,170,000

316	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations
Local book publishing industry developed		6,950,000		30,417,000				37,367,000

LOCAL BOOK PUBLISHING INDUSTRY DEVELOPMENT PROGRAM		6,950,000		30,417,000				37,367,000

Capacity building and trade promotion incentives		2,297,000		26,960,000				29,257,000
Administration of awards, grants and incentives		2,913,000		1,550,000				4,463,000
Policy development, research, information system management, and information campaign		1,740,000		1,907,000				3,647,000

Sub-total, Operations		6,950,000		30,417,000				37,367,000

TOTAL NEW APPROPRIATIONS	₱	23,099,000	₱	45,009,000	₱	429,000	₱	68,537,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	16,677

Total Permanent Positions	16,677

Other Compensation Common to All
Personnel Economic Relief Allowance	768
Representation Allowance	468
Transportation Allowance	468
Clothing and Uniform Allowance	192
Honoraria	1,128
Mid-Year Bonus - Civilian	1,390
Year End Bonus	1,390
Cash Gift	160
Productivity Enhancement Incentive	160
Step Increment	40

Total Other Compensation Common to All	6,164

Other Benefits
PAG-IBIG Contributions	39
PhilHealth Contributions	160
Employees Compensation Insurance Premiums	39
Loyalty Award - Civilian	20

Total Other benefits	258

Total Personnel Services	23,099

APRIL 29, 2019	OFFICIAL GAZETTE	317
DEPARTMENT OF EDUCATION

Maintenance and Other Operating Expenses
Travelling Expenses	5,535
Training and Scholarship Expenses	312
Supplies and Materials Expenses	1,530
Utility Expenses	1,560
Communication Expenses	1,360
Awards/Rewards and Prizes	420
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	3,487
General Services	6,308
Repairs and Maintenance	219
Financial Assistance/Subsidy	300
Taxes, Insurance Premiums and Other Fees	160
Other Maintenance and Operating Expenses
Advertising Expenses	11
Printing and Publication Expenses	1,773
Representation Expenses	3,770
Transportation and Delivery Expenses	222
Rent/Lease Expenses	17,886
Subscription Expenses	38

Total Maintenance and Other Operating Expenses	45,009

Total Current Operating Expenditures	68,108

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	429

Total Capital Outlays	429

TOTAL NEW APPROPRIATIONS	68,537

D. NATIONAL COUNCIL FOR CHILDREN’S TELEVISION

For general administration and support, and operations, as indicated hereunder	₱	17,151,000

New Appropriations, by Program

	Current Operation Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	4,163,000	₱	1,833,000		₱	5,996,000
Operations		1,290,000		9,865,000			11,155,000

CHILD-FRIENDLY TELEVISION DEVELOPMENT PROGRAM		1,290,000		9,865,000			11,155,000

TOTAL NEW APPROPRIATIONS	₱	5,453,000	₱	11,698,000		₱	17,151,000

318	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Special Provision(s)

1. Interest Income of the National Endowment Fund for Children’s Television. The interest income of the National Endowment Fund for Children’s Television shall be used as grant to qualified producers and organizations of proven track record in the production of high quality children’s television programs, with priority given to independent producers and organizations in accordance with Section 12 of R.A. No. 8370.

2. Reporting and Posting Requirements. The National Council for Children’s Television (NCCT) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means not covered by the URS; and

(b) NCCT’s website.

The NCCT shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Program/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	4,163,000	₱	1,833,000		₱	5,996,000

Sub-total, General Administration and Support		4,163,000		1,833,000			5,996,000

Operations
Quality Child-Friendly Television Programs Promoted		1,290,000		9,865,000			11,155,000

CHILD-FRIENDLY TELEVISION DEVELOPMENT PROGRAM		1,290,000		9,865,000			11,155,000

Child-Friendly Television Development Services		1,290,000		7,865,000			9,155,000
Production/Promotion of Child-Friendly Programs				2,000,000			2,000,000

Sub-total, Operations		1,290,000		9,865,000			11,155,000

TOTAL NEW APPROPRIATIONS	₱	5,453,000	₱	11,698,000		₱	17,151,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel

APRIL 29, 2019	OFFICIAL GAZETTE	319
DEPARTMENT OF EDUCATION

Permanent Positions
Basic Salary	3,955

Total Permanent Positions	3,955

Other Compensation Common to All
Personnel Economic Relief Allowance	144
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	36
Mid-Year Bonus - Civilian	330
Year End Bonus	330
Cash Gift	30
Per Diems	323
Productivity Enhancement Incentive	30
Step Increment	9

Total Other Compensation Common to All	1,448

Other Benefits
PAG-IBIG Contributions	8
PhilHealth Contributions	34
Employees Compensation Insurance Premiums	8

Total Other Benefits	50

Total Personnel Services	5,453

Maintenance and Other Operating Expenses
Training and Scholarship Expenses	7,865
Supplies and Materials Expenses	205
Utility Expenses	7
Communication Expenses	172
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	1,143
Repairs and Maintenance	40
Financial Assistance/Subsidy	2,000
Taxes, Insurance Premiums and Other Fees	33
Other Maintenance and Operating Expenses
Representation Expenses	20
Transportation and Delivery Expenses	45
Subscription Expenses	25
Other Maintenance and Operating Expenses	25

Total Maintenance and Other Operating Expenses	11,698

Total Current Operating Expenditures	17,151

TOTAL NEW APPROPRIATIONS	17,151

320	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

E. NATIONAL MUSEUM

For general administration and support, support to operations, and operations, as indicated hereunder	₱	583,541,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	30,687,000	₱	140,662,000	₱		₱	171,349,000
Support to Operations		1,107,000		1,261,000				2,368,000
Operations		108,603,000		234,721,000		66,500,000		409,824,000

MUSEUMS PROGRAM		108,603,000		234,721,000		66,500,000		409,824,000

TOTAL NEW APPROPRIATIONS	₱	140,397,000	₱	376,644,000	₱	66,500,000	₱	583,541,000

Special Provision(s)

1. Revolving Fund for Museum Operations. The revolving fund in the amount of Two Million Pesos (₱2,000,000) constituted from sales of reproductions, cultural items, creation, restoration, conservation, identification, authentication, publications, income from planetarium programs, and other auxiliary services shall be used for the MODE and Capital Outlay requirements of the National Museum (NM) in accordance with Section 26 of R.A. No. 8492. Any income collected in excess of said amount shall be deposited with the National Treasury, as income of the General Fund in accordance with Section 45, Chapter 5, Book VI of E.D. No. 292, s. of 1987.

2. Reporting and Posting Requirements. The NM shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means not covered by the URS; and

(b) NM’s website.

The NM shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee an Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱	27,832,000	₱	140,662,000	₱	₱	168,494,000
Administration of Personnel Benefits		2,855,000					2,855,000

Sub-total, General Administration and Support		30,687,000		140,662,000			171,349,000

APRIL 29, 2019	OFFICIAL GAZETTE	321
DEPARTMENT OF EDUCATION

Support to Operations
Project Monitoring and Evaluation Services		1,107,000		1,261,000				2,368,000

Sub-total, Support to Operations		1,107,000		1,261,000				2,368,000

Operations
Management and preservation of museums, collections, and cultural properties strengthened		108,603,000		234,721,000		66,500,000		409,824,000

MUSEUMS PROGRAM		108,603,000		234,721,000		66,500,000		409,824,000

Management and Development of the National Collections and Related Knowledge Resources (including Participation to International Meetings and Conferences)		91,599,000		167,122,000		16,500,000		275,221,000
Restoration, Preservation, Protection and Development of Cultural Property		17,004,000		67,599,000				84,603,000
Project(s)						50,000,000		50,000,000

Locally-Funded Project(s)						50,000,000		50,000,000

Continued Restoration and Site Development of Loan Church Complex, Loan, Bohol						50,000,000		50,000,000

Sub-total, Operations		108,603,000		234,721,000		66,500,000		409,824,000

TOTAL NEW APPROPRIATIONS	₱	140,397,000	₱	376,644,000	₱	66,500,000	₱	583,541,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	103,168

Total Permanent Positions	103,168

Other Compensation Common to All
Personnel Economic Relief Allowance	7,536
Representation Allowance	978
Transportation Allowance	978
Clothing and Uniform Allowance	1,884
Honoraria	34
Mid-Year Bonus - Civilian	8,597
Year End Bonus	8,597

322	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Cash Gift	1,570
Productivity Enhancement Incentive	1,570
Step Increment	257

Total Other Compensation Common to All	32,001

Other Compensation for Specific Groups
Magna Carta for Science and Technology Personnel	91

Total Other Compensation for Specific Groups	91

Other Benefits
PAG-IBIG Contributions	377
PhilHealth Contributions	1,228
Employees Compensation Insurance Premiums	377
Retirement Gratuity	2,326
Loyalty Award - Civilian	300
Terminal Leave	529

Total Other Benefits	5,137

Total Personnel Services	140,397

Maintenance and Other Operating Expenses
Travelling Expenses	31,929
Training and Scholarship Expenses	3,275
Supplies and Materials Expenses	15,624
Utility Expenses	130,258
Communication Expenses	1,581
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	6,818
General Services	129,465
Repairs and Maintenance	28,852
Taxes, Insurance Premiums and Other Fees	14,020
Labor and Mages	1,500
Other Maintenance and Operating Expenses
Advertising Expenses	200
Printing and Publication Expenses	6,275
Representation Expenses	1,725
Transportation and Delivery Expenses	3,498
Other Maintenance and Operating Expenses	1,506

Total Maintenance and Other Operating Expenses	376,644

Total Current Operating Expenditures	517,041

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	50,000
Heritage Assets	16,500

Total Capital Outlays	66,500

TOTAL NEW APPROPRIATIONS	583,541

APRIL 29, 2019	OFFICIAL GAZETTE	323
DEPARTMENT OF EDUCATION

F. PHILIPPINE HIGH SCHOOL FOR THE ARTS

For general administration and support, and operations, as indicated hereunder	₱	116,903,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	16,145,000	₱	35,561,000	₱	14,335,000	₱	66,041,000
Operations		13,341,000		36,209,000		1,312,000		50,862,000

SPECIAL SECONDARY EDUCATION FOR THE ARTS PROGRAM		13,341,000		36,209,000		1,312,000		50,862,000

TOTAL NEW APPROPRIATIONS	₱	29,486,000	₱	71,770,000	₱	15,647,000	₱	116,903,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine High School for the Arts (PHSA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means not covered by the URS; and

(b) PHSA’s website.

The PHSA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	14,402,000	₱	35,561,000	₱	14,335,000	₱	64,298,000
Administration of Personnel Benefits		1,743,000						1,743,000

Sub-total, General Administration and Support		16,145,000		35,561,000		14,335,000		66,041,000

324	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations
Access of artistically gifted students to complete quality secondary education achieved		13,341,000		36,209,000		1,312,000		50,862,000

SPECIAL SECONDARY EDUCATION FOR THE ARTS PROGRAM		13,341,000		36,209,000		1,312,000		50,862,000

Operation of Philippine High School for the Arts including outreach, screening, student exchange program with other countries and production activities		13,341,000		36,209,000		1,312,000		50,862,000

Sub-total, Operations		13,341,000		36,209,000		1,312,000		50,862,000

TOTAL NEW APPROPRIATIONS	₱	29,486,000	₱	71,770,000	₱	15,647,000	₱	116,903,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	21,035

Total Permanent Positions	21,035

Other Compensation Common to All
Personnel Economic Relief Allowance	1,296
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	324
Honoraria	186
Mid-Year Bonus - Civilian	1,753
Year End Bonus	1,753
Cash Gift	270
Productivity Enhancement Incentive	270
Step Increment	53

Total Other Compensation Common to All	6,325

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	1,743

Total Other Compensation for Specific Groups	1,743

Other Benefits
PAG-IBIG Contributions	65
PhilHealth Contributions	253
Employees Compensation Insurance Premiums	65

Total Other Benefits	383

APRIL 29, 2019	OFFICIAL GAZETTE	325
DEPARTMENT OF EDUCATION

Total Personnel Services	29,486

Maintenance and Other Operating Expenses
Travelling Expenses	4,770
Training and Scholarship Expenses	6,347
Supplies and Materials Expenses	19,841
Utility Expenses	4,566
Communication Expenses	1,966
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	108
Professional Services	9,545
General Services	18,265
Repairs and Maintenance	2,315
Taxes, Insurance Premiums and Other Fees	1,024
Other Maintenance and Operating Expenses
Advertising Expenses	40
Printing and Publication Expenses	1,400
Representation Expenses	735
Transportation and Delivery Expenses	5
Rent/Lease Expenses	650
Membership Dues and Contributions to Organizations	41
Subscription Expenses	60
Other Maintenance and Operating Expenses	92

Total Maintenance and Other Operating Expenses	71,770

Total Current Operating Expenditures	101,256

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	10,655
Transportation Equipment Outlay	3,000
Furniture, Fixtures and Books Outlay	492
Other Property, Plant and Equipment Outlay	1,500

Total Capital Outlays	15,647

TOTAL NEW APPROPRIATIONS	116,903

326	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

GENERAL SUMMARY

DEPARTMENT OF EDUCATION

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. Office of the Secretary	₱	374,437,011,000	₱	81,866,703,000	₱	43,968,399,000	₱	500,272,113,000
B. Early Childhood Care and Development Council		9,763,000		47,884,000				57,647,000
C. National Book Development Board		23,099,000		45,009,000		429,000		68,537,000
D. National Council for Children’s Television		5,453,000		11,698,000				17,151,000
E. National Museum		140,397,000		376,644,000		66,500,000		583,541,000
F. Philippine High School for the Arts		29,486,000		71,770,000		15,647,000		116,903,000

Total New Appropriations, Department of Education	₱	374,645,209,000	₱	82,419,708,000	₱	44,050,975,000	₱	501,115,892,000

APRIL 29, 2019	OFFICIAL GAZETTE	327
STATE UNIVERSITIES AND COLLEGES

VIII. STATE UNIVERSITIES AND COLLEGES

A. UNIVERSITY OF THE PHILIPPINES SYSTEM

(The National University)

For general administration and support, support to operations, and operations, including locally-funded project(s) and the operation of the Philippine General Hospital, as indicated hereunder	₱	17,005,362,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,483,163,000	₱	500,497,000	₱		₱	1,983,660,000
Support to Operations		394,112,000		13,374,000				407,486,000
Operations		9,811,920,000		3,291,988,000		1,510,308,000		14,614,216,000

HIGHER EDUCATION PROGRAM		6,325,979,000		1,665,129,000		830,308,000		8,821,416,000
ADVANCED EDUCATION PROGRAM		823,030,000		284,204,000				1,107,234,000
RESEARCH PROGRAM		407,819,000		498,064,000		210,000,000		1,115,883,000
TECHNICAL ADVISORY EXTENSION PROGRAM		262,809,000		73,794,000				336,603,000
HOSPITAL SERVICES PROGRAM		1,992,283,000		770,797,000		470,000,000		3,233,080,000

TOTAL NEW APPROPRIATIONS	₱	11,689,195,000	₱	3,805,859,000	₱	1,510,308,000	₱	17,005,362,000

Special Provision(s)

1. Legal Research Fund. The Legal Research Fund shall be used in support of the University of the Philippines Law Center sourced from one percent (1%) of the filing fees collected by courts as well as agencies or tribunals exercising quasi-judicial functions in accordance with LOI No. 1182 dated December 16, 1981 and Section 4 of R.A. No. 3870, as amended by P.D. Nos. 200 and 1856.

Disbursements or expenditures by the UPS in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2. Energy Research Fund. Of the amount appropriated under the Research Program, One Hundred Million Pesos (₱100,000,000) shall be used exclusively for energy research as determined by the Office of the UP President.

3. UP Resilience Institute. The University of the Philippines Resilience Institute (UPRI), together with other State Universities and Colleges, shall support the Climate Change Commission in training LGUs to formulate and complete local climate change action plans and comprehensive land use and development plans. The UPRI shall empower local government units with science-based information and technologies for development planning, such as climate vulnerability and disaster risk assessment and multi-scenario, probabilistic hazard models.

4. Appropriations of the University of the Philippines System. The appropriations of the University of the Philippines System, herein authorized shall be released and disbursed in accordance with the provision of Republic Act No. 9500, budgeting, accounting, and auditing rules and regulations.

5. Reporting and Posting Requirements. The UPS shall submit quarterly reports on its financial and physical achievements, within thirty (30) days after the end of every quarter, through the following:

a. Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

b. UPS’ website

The UPS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

6. Appropriations for Activities or Project(s). The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

328	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	884,127,000	₱	500,497,000	₱		₱	1,384,624,000
Administration of Personnel Benefits		599,036,000						599,036,000

Sub-total, General Administration and Support		1,483,163,000		500,497,000				1,983,660,000

Support to Operations
Auxiliary Services		394,112,000		13,374,000				407,486,000

Sub-total, Support to Operations		394,112,000		13,374,000				407,486,000

Operations
Relevant and Quality Tertiary Education ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		6,325,979,000		1,665,129,000		830,308,000		8,821,416,000

HIGHER EDUCATION PROGRAM		6,325,979,000		1,665,129,000		830,308,000		8,821,416,000

Provision of Higher Education Services Project(s)		6,315,559,000		1,441,689,000				7,757,248,000
Locally-Funded Project(s)		10,420,000		223,440,000		830,308,000		1,064,168,000

Maintenance and Other Operating Expenses For UP Mindanao Sports Complex (Davao Campus)				50,000,000				50,000,000
Completion of the Renovation of the Departments of Biochemistry, Anatomy and Pathology						20,000,000		20,000,000
Construction of Library and Information Sciences Building, UP Diliman						50,000,000		50,000,000
Extension, Rehabilitation and Renovation of Academic and Academic Support Facilities, UP Diliman						50,000,000		50,000,000
Construction of School of Technology Building, (Phase III), UP Visayas						30,000,000		30,000,000
Refurbishment of Cultural Hub, Bulwagang Juan Luna (Phase II), UP Baguio						20,000,000		20,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	329
STATE UNIVERSITIES AND COLLEGES

Funding Requirements for the Institute for Creative Writing, UP Diliman	420,000	5,580,000		6,000,000
Funding Requirements for the Resilience Institute		30,000,000	50,000,000	80,000,000
Funding for the Science Society Program of the College of Science, UP Diliman (to develop Graduate Courses on Science, Technology and Society and Science Policy for National Development)		5,000,000		5,000,000
Funding Assistance to Athletes and Athletic Programs of the UP College of Human Kinetics		5,000,000		5,000,000
Funding Assistance to UP Sports Program, UP Diliman		10,000,000		10,000,000
Newborn Hearing Screening Reference Center: Philippine National Ear’s setting of National Cochlear Implants Program (Visayas and Mindanao)			25,000,000	25,000,000
Installation of Airconditioning Units in the College of Lam (Malcolm Hall), UP Diliman			500,000	500,000
Construction of Shopping Center (Phase I), UP Diliman			99,000,000	99,000,000
Construction of International Convention Center (Phase II)			75,000,000	75,000,000
Construction of University Healthy Services Building (Phase II)			50,000,000	50,000,000
Construction of UPLB Nanoscience and Technology Facility			52,000,000	52,000,000
Extension, Rehabilitation and Renovation of Agricultural and Bio-Process Division Building, UP Los Baños			56,168,000	56,168,000
Completion of the Main Library and Learning Commons			50,000,000	50,000,000
Center for Advancement of Research in Mindanao (CARIM) including Site Development (Phase III), UP Mindanao			50,000,000	50,000,000
Upgrading of IT Networks (Phase II), UP Mindanao			50,000,000	50,000,000
Rehabilitation, Repair and Modernization of Classrooms at the Palma Hall Complex, UP Diliman			20,000,000	20,000,000
Green Latrine Project, UP Las Baños			2,000,000	2,000,000
Completion of the Sculptural Garden, UP Los Baños			20,000,000	20,000,000
Rehabilitation and Renovation of the Retaining Basic Science Laboratories (specifically the Departments of the Physiology and Pharmacology)			10,000,000	10,000,000
Financial Requirements for the Initial Offering of Fisheries Courses in Antique, UP Visayas	10,000,000	10,000,000	50,000,000	70,000,000

330	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Funding Requirements for the Vargas Museum		2,860,000	640,000	3,500,000
DZUP Eskmekalikasan, UP Diliman		5,000,000		5,000,000
Architechtural Engineering Plan of Philippine General Hospital, UP Diliman		100,000,000		100,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation	1,230,849,000	782,268,000	210,000,000	2,223,117,000

ADVANCED EDUCATION PROGRAM	823,030,000	284,204,000		1,107,234,000

Provision of Advanced Education Services	823,030,000	284,204,000		1,107,234,000
RESEARCH PROGRAM	407,819,000	498,064,000	210,000,000	1,115,883,000

Conduct of Research Services	407,819,000	201,064,000		608,883,000
Project(s)
Locally-Funded Project(s)		297,000,000	210,000,000	507,000,000

UP Marine Science Institute - Funding Requirements for the Surveillance and Enforcement in the Philippine Rise		130,000,000	210,000,000	340,000,000
Anthopolagical Research, Technical Characterization and Replication of Traditional Cordillera Textiles through Digital Loon Technology, UP Baguio		5,500,000		5,500,000
Research on Understanding the Igorot Life-Worlds through the Early German Ethnographic Collections of the Early German Travellers to the Philippine Cordillera		1,500,000		1,500,000
Enhancement of Research, Development and Public Service Programs of the National Institute of Molecular Biology and Biotechnology (BIOTECH), UP Los Banos		60,000,000		60,000,000
Energy Research Fund		100,000,000		100,000,000
Community Engagement Increased	262,809,000	73,794,000		336,603,000

TECHNICAL ADVISORY EXTENSION PROGRAM	262,809,000	73,794,000		336,603,000

Provision of Extension Services	262,809,000	71,644,000		334,453,000
Project(s)
Locally-Funded Project(s)		2,150,000		2,150,000

ASEAN Conference on Global Prevention Practices and Interventions, UP Dilinas		2,150,000		2,150,000
Quality Medical Education and Hospital Services Ensured	1,992,283,000	770,797,000	470,000,000	3,233,080,000

HOSPITAL SERVICES PROGRAM	1,992,283,000	770,797,000	470,000,000	3,233,080,000

Provision of Medical Services	1,992,283,000	770,797,000	155,000,000	2,918,080,000

APRIL 29, 2019	OFFICIAL GAZETTE	331
STATE UNIVERSITIES AND COLLEGES

Project(s)
Locally-Funded Project(s)						315,000,000		315,000,000

Construction/Improvement of Neonatal ICU						50,000,000		50,000,000
Purchase of 1 unit of MRI Scanner						90,000,000		90,000,000
Renovation of Elevator Bay Landings (7 floors)						75,000,000		75,000,000
Design, Build, Installation of Commissioning of PET-CT Scanner						100,000,000		100,000,000

Sub-total, Operations		9,811,920,000		3,291,988,000		1,510,308,000		14,614,216,000

TOTAL NEW APPROPRIATIONS	₱	11,689,195,000	₱	3,805,859,000	₱	1,510,308,000	₱	17,005,362,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	8,286,220

Total Permanent Positions	8,286,220

Other Compensation Common to All
Personnel Economic Relief Allowance	291,300
Representation Allowance	8,592
Transportation Allowance	7,752
Clothing and Uniform Allowance	73,668
Honoraria	208,934
Mid-Year Bonus-Civilian	690,519
Year-End Bonus	690,519
Cash Gift	61,390
Productivity Enhancement Incentive	61,390
Step Increment	20,717

Total Other Compensation Common to All	2,114,781

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	374,360
Magna Carta for Science & Technology Personnel	11,210
Lump-Sum for filling of Positions - Civilian	153,894

Total Other Compensation for Specific Groups	539,464

332	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Benefits
PAG-IBIG Contributions	14,732
PhilHealth Contributions	60,397
Employees Compensation Insurance Premiums	14,732
Retirement Gratuity	297,637
Terminal Leave	147,505

Total Other Benefits	535,003

Non-Permanent Positions	213,727

Total Personnel Services	11,689,195

Maintenance and Other Operating Expenses
Travelling Expenses	74,506
Training and Scholarship Expenses	696,746
Supplies and Materials Expenses	878,929
Utility Expenses	728,089
Communication Expenses	169,624
Awards/Rewards and Prizes	100,000
Survey, Research, Exploration and
Development Expenses	191,459
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,022
Professional Services	100,000
General Services	268,353
Repairs and Maintenance	160,519
Financial Assistance/Subsidy	6,253
Taxes, Insurance Premiums and Other Fees	32,328
Other Maintenance and Operating Expenses
Advertising Expenses	568
Printing and Publication Expenses	11,497
Representation Expenses	5,488
Transportation Expenses	2,207
Rent/Lease Expenses	2,118
Membership Dues and Contributions to Organizations	4,639
Subscription Expenses	9,903
Donations	21,457
Other Maintenance and Operating Expenses	338,154

Total Maintenance and Other Operating Expenses	3,805,859

Total Current Operating Expenditures	15,495,054

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	1,019,168
Machinery and Equipment Outlay	491,140

Total Capital Outlays	1,510,308

TOTAL NEW APPROPRIATIONS	17,005,362

APRIL 29, 2019	OFFICIAL GAZETTE	333
STATE UNIVERSITIES AND COLLEGES

B. NATIONAL CAPITAL REGION

B.1. EULOGIO “AMANG” RODRIGUEZ INSTITUTE OF SCIENCE AND TECHNOLOGY

Far general administration and support, support to operations, and operations, including locally funded project(s), as indicated hereunder	₱	230,326,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	74,944,000	₱	25,819,000	₱		₱	100,763,000
Support to Operations		4,937,000		832,000				5,769,000
Operations		110,327,000		6,467,000		7,000,000		123,794,000

HIGHER EDUCATION PROGRAM		96,352,000		3,405,000		7,000,000		106,757,000
ADVANCED EDUCATION PROGRAM		2,980,000		339,000				3,319,000
RESEARCH PROGRAM		1,236,000		1,344,000				2,580,000
TECHNICAL ADVISORY EXTENSION PROGRAM		9,759,000		1,379,000				11,138,000

TOTAL NEW APPROPRIATIONS	₱	190,208,000	₱	33,118,000	₱	7,000,000	₱	230,326,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,021,000	₱	25,819,000	₱		₱	45,840,000
Administration of Personnel Benefits		54,923,000						54,923,000

Sub-total, General Administration and Support		74,944,000		25,819,000				100,763,000

Support to Operations
Auxiliary Services		4,937,000		832,000				5,769,000

Sub-total, Support to Operations		4,937,000		832,000				5,769,000

334	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations
Relevant and Quality Tertiary Education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		96,352,000		3,405,000		7,000,000		106,757,000

HIGHER EDUCATION PROGRAMS		96,352,000		3,405,000		7,000,000		106,757,000

Provision of Higher Education Services		96,352,000		3,405,000				99,757,000

Project(s)
Locally-Funded Project(s)						7,000,000		7,000,000

Design and Construction of Three Storey Multi-Purpose Building to connect the CEAFA Building to EARIST Main Building						7,000,000		7,000,000
Higher Education Research Improved to Promote economic productivity and innovation		4,216,000		1,683,000				5,899,000

ADVANCED EDUCATION PROGRAM		2,980,000		339,000				3,319,000

Provision of Advanced Education Services		2,980,000		339,000				3,319,000
RESEARCH PROGRAM		1,236,000		1,344,000				2,580,000

Conduct of Research Services		1,236,000		1,344,000				2,580,000
Community Engagement Increased		9,759,000		1,379,000				11,138,000

TECHNICAL ADVISORY EXTENSION PROGRAM		9,759,000		1,379,000				11,138,000

Provision of Extension Services		9,759,000		1,379,000				11,138,000

Sub-total, Operations		110,327,000		6,467,000		7,000,000		123,794,000

TOTAL NEW APPROPRIATIONS	₱	190,208,000	₱	33,118,000	₱	7,000,000	₱	230,326,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								100,567

Total Permanent Positions								100,567

APRIL 29, 2019	OFFICIAL GAZETTE	335
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	6,456
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	1,614
Honoraria	2,008
Mid-Year Bonus-Civilian	8,381
Year End Bonus	8,381
Cash Gift	1,345
Productivity Enhancement Incentive	1,345
Step Increment	251

Total Other Compensation Common to All	30,117

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	60
Lump-Sum for filling of Positions - Civilian	46,478

Total Other Compensation for Specific Groups	46,538

Other Benefits
PAG-IBIG Contributions	323
PhilHealth Contributions	1,237
Employees Compensation Insurance Premiums	323
Retirement Gratuity	8,121
Terminal Leave	324

Total Other Benefits	10,328

Non-Permanent Positions	2,658

Total Personnel Services	190,208

Maintenance and Other Operating Expenses
Travelling Expenses	1,063
Training and Scholarship Expenses	958
Supplies and Materials Expenses	8,768
Utility Expenses	19,740
Communication Expenses	1,149
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	117
Professional Services	200
Taxes, Insurance Premiums and Other Fees	301
Other Maintenance and Operating Expenses
Advertising Expenses	91
Printing and Publication Expenses	77
Representation Expenses	300
Transportation Expenses	50
Membership Dues and Contributions to Organizations	200
Subscription Expenses	104

Total Maintenance and Other Operating Expenses	33,118

Total Current Operating Expenditures	223,326

336	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	7,000

Total Capital Outlays	7,000

TOTAL NEW APPROPRIATIONS	230,326

B.2. MARIKINA POLYTECHNIC COLLEGE

For general administration and support, and operations, including locally funded project(s), as indicated hereunder	₱	135,303,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	44,606,000	₱	7,047,000	₱		₱	51,653,000
Operations		61,060,000		12,590,000		10,000,000		83,650,000

HIGHER EDUCATION PROGRAM		61,060,000		12,590,000		10,000,000		83,650,000

TOTAL NEW APPROPRIATIONS	₱	105,666,000	₱	19,637,000	₱	10,000,000	₱	135,303,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	25,327,000	₱	7,047,000	₱		₱	32,374,000
Administration of Personnel Benefits		19,279,000						19,279,000

Sub-total, General Administration and Support		44,606,000		7,047,000				51,653,000

Operations
Relevant and Quality Tertiary Education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		61,060,000		12,590,000		10,000,000		83,650,000

APRIL 29, 2019	OFFICIAL GAZETTE	337
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM		61,060,000		12,590,000		10,000,000		83,650,000

Provision of Higher Education Services		61,060,000		12,590,000				73,650,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Construction of a Six-Storey Technology Building						10,000,000		10,000,000

Sub-total, Operations		61,060,000		12,590,000		10,000,000		83,650,000

TOTAL NEW APPROPRIATIONS	₱	105,666,000	₱	19,637,000	₱	10,000,000	₱	135,303,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	64,313

Total Permanent Positions	64,313

Other Compensation Common to All
Personnel Economic Relief Allowance	4,728
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	1,182
Honoraria	742
Mid-Year Bonus-Civilian	5,360
Year End Bonus	5,360
Cash Gift	985
Productivity Enhancement Incentive	985
Step Increment	161

Total Other Compensation Common to All	19,707

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	78
Lump-Sum for filling of Positions - Civilian	18,493

Total Other Compensation for Specific Groups	18,571

Other Benefits
PAG-IBIG Contributions	236
PhilHealth Contributions	831

338	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Employees Compensation Insurance Premiums	236
Terminal Leave	786

Total Other Benefits	2,089

Non-Permanent Positions	986

Total Personnel Services	105,666

Maintenance and Other Operating Expenses
Travelling Expenses	500
Training and Scholarship Expenses	800
Supplies and Materials Expenses	4,039
Utility Expenses	10,000
Communication Expenses	1,100
Survey, Research, Exploration and Development Expenses	600
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	98
Repairs and Maintenance	1,000
Labor and Mages	1,500

Total Maintenance and Other Operating Expenses	19,637

Total Current Operating Expenditures	125,303

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	135,303

B.3. PHILIPPINE NORMAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally funded project(s), as indicated hereunder	₱	704,161,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	147,269,000	₱	83,583,000	₱	₱	230,852,000
Support to Operations		11,238,000		11,570,000			22,808,000

APRIL 29, 2019	OFFICIAL GAZETTE	339
STATE UNIVERSITIES AND COLLEGES

Operations		373,344,000		67,157,000		10,000,000		450,501,000

HIGHER EDUCATION PROGRAM		262,328,000		57,915,000		10,000,000		330,243,000
ADVANCED EDUCATION PROGRAM		66,927,000		4,317,000				71,244,000
RESEARCH PROGRAM		10,837,000		2,169,000				13,006,000
TECHNICAL ADVISORY EXTENSION PROGRAM		33,252,000		2,756,000				36,008,000

TOTAL NEW APPROPRIATIONS	₱	531,851,000	₱	162,310,000	₱	10,000,000	₱	704,161,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	68,360,000	₱	83,583,000	₱		₱	151,943,000
Administration of Personnel Benefits		78,909,000						78,909,000

Sub-total, General Administration and Support		147,269,000		83,583,000				230,852,000

Support to Operations
Auxiliary Services		11,238,000		11,570,000				22,808,000

Sub-total, Support to Operations		11,238,000		11,570,000				22,808,000

Operations
Relevant and Quality Tertiary Education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		262,328,000		57,915,000		10,000,000		330,243,000

HIGHER EDUCATION PROGRAM		262,328,000		57,915,000		10,000,000		330,243,000

Provision of Higher Education Services		262,328,000		57,915,000				320,243,000

Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Completion of Environment and Green Technology Education Building, PNU Visayas						10,000,000		10,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		77,764,000		6,486,000				84,250,000

340	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

ADVANCED EDUCATION PROGRAM		66,927,000		4,317,000				71,244,000

Provision of Advanced Education Services		66,927,000		4,317,000				71,244,000
RESEARCH PROGRAM		10,837,000		2,169,000				13,006,000

Conduct of Research Services		10,837,000		2,169,000				13,006,000
Community Engagement Increased		33,252,000		2,756,000				36,008,000

TECHNICAL ADVISORY EXTENSION PROGRAM		33,252,000		2,756,000				36,008,000

Provision of Extension Services		33,252,000		2,756,000				36,008,000

Sub-total, Operations		373,344,000		67,157,000		10,000,000		450,501,000

TOTAL NEW APPROPRIATIONS	₱	531,851,000	₱	162,310,000	₱	10,000,000	₱	704,161,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	265,920

Total Permanent Positions	265,920

Other Compensation Common to All
Personnel Economic Relief Allowance	11,832
Representation Allowance	60
Transportation Allowance	60
Clothing and Uniform Allowance	2,958
Honoraria	113,859
Mid-Year Bonus-Civilian	22,160
Year-End Bonus	22,160
Cash Gift	2,465
Productivity Enhancement Incentive	2,465
Step Increment	665

Total Other Compensation Common to All	178,684

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	218
Lump-Sum for filling of Positions - Civilian	55,267
Anniversary Bonus - Civilian	1,497

Total Other Compensation for Specific Groups	56,982

APRIL 29, 2019	OFFICIAL GAZETTE	341
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	592
PhilHealth Contributions	2,507
Employees Compensation Insurance Premiums	592
Retirement Gratuity	21,684
Loyalty Award - Civilian	425
Terminal Leave	461

Total Other Benefits	26,261

Non-Permanent Positions	4,004

Total Personnel Services	531,851

Maintenance and Other Operating Expenses
Travelling Expenses	6,611
Training and Scholarship Expenses	11,304
Supplies and Materials Expenses	22,300
Utility Expenses	32,535
Communication Expenses	5,908
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	635
Professional Services	4,448
General Services	36,162
Repairs and Maintenance	30,917
Taxes, Insurance Premiums and Other Fees	3,740
Other Maintenance and Operating Expenses
Advertising Expenses	272
Printing and Publication Expenses	805
Representation Expenses	2,503
Rent/Lease Expenses	530
Membership Dues and Contributions to Organizations	1,551
Subscription Expenses	2,089

Total Maintenance and Other Operating Expenses	162,310

Total Current Operating Expenditures	694,161

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	704,161

B.4. PHILIPPINE STATE COLLEGE OF AERONAUTICS

For general administration and support, and operations, including locally funded project(s), as indicated hereunder	₱	184,640,000

New Appropriations, by Program

342	OFFICIAL GAZETTE	VOL. 115, No. 17
GENERAL APPROPRIATIONS ACT, FY 2019

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	61,533,000	₱	36,103,000	₱		₱	97,636,000
Operations		68,750,000		8,254,000		10,000,000		87,004,000

HIGHER EDUCATION PROGRAM		68,750,000		8,254,000		10,000,000		87,004,000

TOTAL NEW APPROPRIATIONS	₱	130,283,000	₱	44,357,000	₱	10,000,000	₱	184,640,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,209,000	₱	36,103,000	₱		₱	55,312,000
Administration of Personnel Benefits		42,324,000						42,324,000

Sub-total, General Administration and Support		61,533,000		36,103,000				97,636,000

Operations
Relevant and Quality Tertiary Education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		68,750,000		8,254,000		10,000,000		87,004,000

HIGHER EDUCATION PROGRAM		68,750,000		8,254,000		10,000,000		87,004,000

Provision of Higher Education Services		68,750,000		8,254,000				77,004,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Integrated/Automated School Management Information System						10,000,000		10,000,000

Sub-total, Operations		68,750,000		8,254,000		10,000,000		87,004,000

TOTAL NEW APPROPRIATIONS	₱	130,283,000	₱	44,357,000	₱	10,000,000	₱	184,640,000

APRIL 29, 2019	OFFICIAL GAZETTE	343
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	65,642

Total Permanent Positions	65,642

Other Compensation Common to All
Personnel Economic Relief Allowance	4,488
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	1,122
Honoraria	1,720
Mid-year Bonus - Civilian	5,470
Year-End Bonus	5,470
Cash Gift	935
Productivity Enhancement Incentive	935
Step Increment	164

Total Other Compensation Common to All	20,628

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	40
Lump-Sum for filling of Positions - Civilian	36,140
Other Personnel Benefits	4,784
Anniversary Bonus - Civilian	396

Total Other Compensation for Specific Groups	41,360

Other Benefits
PAG-IBIG Contributions	224
PhilHealth Contributions	805
Employees Compensation Insurance Premiums	224
Terminal Leave	1,004

Total Other Benefits	2,257

Non-Permanent Positions	396

Total Personnel Services	130,283

Maintenance and Other Operating Expenses
Travelling Expenses	1,000
Training and Scholarship Expenses	1,000
Supplies and Materials Expenses	3,800

344	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Utility Expenses	11,000
Communication Expenses	490
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	100
Professional Services	200
Repairs and Maintenance	16,000
Taxes, Insurance Premiums and Other Fees	2,059
Other Maintenance and Operating Expenses	4,508
Advertising Expenses	100
Printing and Publication Expenses	100
Representation Expenses	500
Rent/Lease Expenses	2,500
Membership Dues and Contributions to Organizations	1,000

Total Maintenance and Other Operating Expenses	44,357

Total Current Operating Expenditures	174,640

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	184,640

B.5. POLYTECHNIC UNIVERSITY OF THE PHILIPPINES

For general administration and support, support to operations, and operations, including Locally-funded project(s), as indicated hereunder	₱	1,499,023,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	391,494,000	₱	126,718,000	₱		₱	518,212,000
Support to Operations		52,043,000		3,335,000				55,378,000
Operations		823,237,000		92,196,000		10,000,000		925,433,000

HIGHER EDUCATION PROGRAM		775,636,000		81,988,000		10,000,000		867,624,000
ADVANCED EDUCATION PROGRAM		21,198,000		5,248,000				26,446,000
RESEARCH PROGRAM		15,063,000		3,343,000				18,406,000

APRIL 29, 2019	OFFICIAL GAZETTE	345
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM		11,340,000	1,617,000			12,957,000

TOTAL NEW APPROPRIATIONS	₱	1,266,774,000	₱222,249,000	₱10,000,000	₱	1,499,023,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	288,317,000	₱	126,718,000	₱		₱	415,035,000
Administration of Personnel Benefits		103,177,000						103,177,000

Sub-total, General Administration and Support		391,494,000		126,718,000				518,212,000

Support to Operations
Auxiliary Services		52,043,000		3,335,000				55,378,000

Sub-total, Support to Operations		52,043,000		3,335,000				55,378,000

Operations
Relevant and Quality Tertiary Education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		775,636,000		81,988,000		10,000,000		867,624,000

HIGHER EDUCATION PROGRAM		775,636,000		81,988,000		10,000,000		867,624,000

Provision of Higher Education Services		775,636,000		81,988,000				857,624,000

Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Construction of PUP Graduate School and Open University System Building, PUP Rizal Campus, Lepanto, Manila						10,000,000		10,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		36,261,000		8,591,000				44,852,000

ADVANCED EDUCATION PROGRAM		21,198,000		5,248,000				26,446,000

Provision of Advanced Education Services		21,198,000		5,248,000				26,446,000
RESEARCH PROGRAM		15,063,000		3,343,000				18,406,000

Conduct of Research Services		15,063,000		3,343,000				18,406,000

346	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Community Engagement Increased		11,340,000		1,617,000				12,957,000

TECHNICAL ADVISORY EXTENSION PROGRAM		11,340,000		1,617,000				12,957,000

Provision of Extension Services		11,340,000		1,617,000				12,957,000

Sub-total, Operations		823,237,000		92,196,000		10,000,000		925,433,000

TOTAL NEW APPROPRIATIONS	₱	1,266,774,000	₱	222,249,000	₱	10,000,000	₱	1,499,023,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	834,500

Total Permanent Positions	834,500

Other Compensation Common to All
Personnel Economic Relief Allowance	45,264
Representation Allowance	780
Transportation Allowance	780
Clothing and Uniform Allowance	11,316
Honoraria	74,300
Mid-Year Bonus - Civilian	69,542
Year-End Bonus	69,542
Cash Gift	9,430
Productivity Enhancement Incentive	9,430
Step Increment	2,086

Total Other Compensation Common to All	292,470

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	406
Lump-Sum for filling of Positions - Civilian	54,393
Anniversary Bonus - Civilian	5,685

Total Other Compensation for Specific Groups	60,484

Other Benefits
PAG-IBIG Contributions	2,262
PhilHealth Contributions	8,771
Employees Compensation Insurance Premiums	2,262
Retirement Gratuity	32,180
Terminal Leave	10,919

Total Other Benefits	56,394

APRIL 29, 2019	OFFICIAL GAZETTE	347
STATE UNIVERSITIES AND COLLEGES

Non-Permanent Positions	22,926

Total Personnel Services	1,266,774

Maintenance and Other Operating Expenses
Travelling Expenses	1,432
Training and Scholarship Expenses	4,865
Supplies and Materials Expenses	42,735
Utility Expenses	103,840
Communication Expenses	6,080
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	350
General Services	43,585
Repairs and Maintenance	3,430
Taxes, Insurance Premiums and Other Fees	6,690
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	1,070
Representation Expenses	7,068
Transportation and Delivery Expenses	50
Rent/Lease Expenses	180
Membership Dues and Contributions to Organizations	100
Subscription Expenses	544

Total Maintenance and Other Operating Expenses	222,249

Total Current Operating Expenditures	1,489,023

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	1,499,023

B.6. RIZAL TECHNOLOGICAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	412,051,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

348	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS
General Administration and Support	₱	132,921,000	₱	78,872,000	₱		₱	211,793,000
Support to Operations		8,014,000		594,000				8,608,000
Operations		172,299,000		9,351,000		10,000,000		191,650,000

HIGHER EDUCATION PROGRAM		152,530,000		8,389,000		10,000,000		170,919,000
ADVANCED EDUCATION PROGRAM		3,536,000		178,000				3,714,000
RESEARCH PROGRAM		8,313,000		405,000				8,718,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,920,000		379,000				8,299,000

TOTAL NEW APPROPRIATIONS	₱	313,234,000	₱	88,817,000	₱	10,000,000	₱	412,051,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	29,439,000	₱	78,872,000	₱	₱	108,311,000
Administration of Personnel Benefits		103,482,000					103,482,000

Sub-total, General Administration and Support		132,921,000		78,872,000			211,793,000

Support to Operations
Auxiliary Services		8,014,000		594,000			8,608,000

Sub-total, Support to Operations		8,014,000		594,000			8,608,000

Operations
Relevant and Quality Tertiary Education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		152,530,000		8,389,000	10,000,000		170,919,000
HIGHER EDUCATION PROGRAM		152,530,000		8,389,000	10,000,000		170,919,000

Provision of Higher Education Services		152,530,000		8,389,000			160,919,000

Project(s)
Locally-Funded Project(s)					10,000,000		10,000,000

Repair and Renovation of Lydia M. Profeta Building Mini Theater and Rehabilitation of LNP Building Roofing System					10,000,000		10,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	349
STATE UNIVERSITIES AND COLLEGES

Higher Education Research
Improved to Promote Economic Productivity and Innovation		11,849,000		583,000				12,432,000

ADVANCED EDUCATION PROGRAM		3,536,000		178,000				3,714,000

Provision of Advanced Education Services		3,536,000		178,000				3,714,000
RESEARCH PROGRAM		8,313,000		405,000				8,718,000

Conduct of Research Services		8,313,000		405,000				8,718,000
Community Engagement Increased		7,920,000		379,000				8,299,000

TECHNICAL ADVISORY EXTENSION PROGRAM		7,920,000		379,000				8,299,000

Provision of Extension Services		7,920,000		379,000				8,299,000

Sub-total, Operations		172,299,000		9,351,000		10,000,000		191,650,000

TOTAL NEW APPROPRIATIONS	₱	313,234,000	₱	88,817,000	₱	10,000,000	₱	412,051,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	155,256

Total Permanent Positions	155,256

Other Compensation Common to All
Personnel Economic Relief Allowance	8,856
Representation Allowance	60
Transportation Allowance	60
Clothing and Uniform Allowance	2,214
Honoraria	7,692
Mid-Year Bonus - Civilian	12,938
Year-End Bonus	12,938
Cash Gift	1,845
Productivity Enhancement Incentive	1,845
Step Increment	389

Total Other Compensation Common to All	.48,837

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	135
Lump-Sum for filling of Positions - Civilian	96,409
Anniversary Bonus - Civilian	1,125

Total Other Compensation for Specific Groups	97,669

350	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Benefits
PAG-IBIG Contributions	443
PhilHealth Contributions	1,799
Employees Compensation Insurance Premiums	443
Terminal Leave	5,948

Total Other Benefits	8,633

Non-Permanent Positions	2,839

Total Personnel Services	313,234

Maintenance and Other Operating Expenses
Travelling Expenses	1,747
Training and Scholarship Expenses	775
Supplies and Materials Expenses	27,127
Utility Expenses	35,554
Communication Expenses	500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	245
Professional Services	1,877
General Services	16,700
Repairs and Maintenance	900
Taxes, Insurance Premiums and Other Fees	1,850
Labor and Wages	360
Other Maintenance and Operating Expenses
Representation Expenses	760
Membership Dues and Contributions to Organizations	412
Donations	10

Total Maintenance and Other Operating Expenses	88,817

Total Current Operating Expenditures	402,051

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	412,051

B.7. TECHNOLOGICAL UNIVERSITY OF THE PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	708,896,000

APRIL 29, 2019	OFFICIAL GAZETTE	351
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	221,466,000	₱	29,692,000	₱		₱	251,158,000
Support to Operations		20,308,000		3,074,000				23,382,000
Operations		374,401,000		49,955,000		10,000,000		434,356,000

HIGHER EDUCATION PROGRAM		326,384,000		42,511,000		10,000,000		378,895,000
ADVANCED EDUCATION PROGRAM		7,572,000		1,041,000				8,613,000
RESEARCH PROGRAM		28,077,000		4,126,000				32,203,000
TECHNICAL ADVISORY EXTENSION PROGRAM		12,368,000		2,277,000				14,645,000

TOTAL NEW APPROPRIATIONS	₱	616,175,000	₱	82,721,000	₱	10,000,000	₱	708,896,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	79,751,000	29,692,000	₱	109,443,000

National Capital Region (NCR)	59,195,000	21,279,000		80,474,000

Technological University of the Philippines - Manila	47,244,000	17,129,000		64,373,000
Technological University of the Philippines - Taguig	11,951,000	4,150,000		16,101,000
Region IV A - CALABARZON	10,987,000	3,508,000		14,495,000

Technological University of the Philippines - Cavite	10,987,000	3,508,000		14,495,000

352	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region VI - West Visayas		9,569,000	4,905,000			14,474,000

Technological University of the Philippines - Visayas		9,569,000	4,905,000			14,474,000
Administration of Personnel Benefits	₱	141,715,000			₱	141,715,000

National Capital Region (NCR)		114,562,000				114,562,000

Technological University of the Philippines - Manila		101,160,000				101,160,000
Technological University of the Philippines - Taguig		13,402,000				13,402,000
Region IV A - CALABARZON		7,761,000				7,761,000

Technological University of the Philippines - Cavite		7,761,000				7,761,000
Region VI - West Visayas		19,392,000				19,392,000

Technological University of the Philippines - Visayas		19,392,000				19,392,000

Sub-total, General Administration and Support		221,466,000	29,692,000			251,158,000

Support to Operations
Auxiliary Services		20,308,000	3,074,000			23,382,000

National Capital Region (NCR)		16,212,000	1,728,000			17,940,000

Technological University of the Philippines - Manila		9,742,000	1,434,000			11,176,000
Technological University of the Philippines - Taguig		6,470,000	294,000			6,764,000
Region IV A - CALABARZON			253,000			253,000

Technological University of the Philippines - Cavite			253,000			253,000
Region VI - Western Visayas		4,096,000	1,093,000			5,189,000

Technological University of the Philippines - Visayas		4,096,000	1,093,000			5,189,000

Sub-total, Support to Operations		20,308,000	3,074,000			23,382,000

Operations
Relevant and Quality Tertiary Education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		326,384,000	42,511,000	10,000,000		378,895,000

HIGHER EDUCATION PROGRAM		326,384,000	42,511,000	10,000,000		378,895,000

Provision of Higher Education Services		326,384,000	42,511,000			368,895,000

APRIL 29, 2019	OFFICIAL GAZETTE	353
STATE UNIVERSITIES AND COLLEGES

National Capital Region (NCR)	247,579,000	34,619,000		282,198,000

Technological University of the Philippines - Manila	207,344,000	23,640,000		230,984,000
Technological University of the Philippines - Taguig	40,235,000	10,979,000		51,214,000
Region IV A - CALABARZON	39,821,000	2,532,000		42,353,000

Technological University of the Philippines - Cavite	39,821,000	2,532,000		42,353,000
Region VI - West Visayas	38,984,000	5,360,000		44,344,000

Technological University of the Philippines - Visayas	38,984,000	5,360,000		44,344,000
Locally-Funded Project(s)			10,000,000	10,000,000

Design, Supply Delivery, Installation and Commissioning of 3-300 KM Grid-Tied Rooftop Solar Photovoltaic Project, TUP Manila			10,000,000	10,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation	35,649,000	5,167,000		40,816,000

ADVANCED EDUCATION PROGRAM	7,572,000	1,041,000		8,613,000

Provision of Advanced Education Services	7,572,000	1,041,000		8,613,000

National Capital Region (NCR)	7,572,000	1,041,000		8,613,000

Technological University of the Philippines - Manila	7,572,000	1,041,000		8,613,000
RESEARCH PROGRAM	28,077,000	4,126,000		32,203,000

Conduct of Research Services	28,077,000	4,126,000		32,203,000

National Capital Region (NCR)	22,543,000	2,634,000		25,177,000

Technological University of the Philippines - Manila	19,074,000	2,120,000		21,194,000
Technological University of the Philippines - Taguig	3,469,000	514,000		3,983,000
Region IV A - CALABARZON		340,000		340,000

Technological University of the Philippines - Cavite		340,000		340,000
Region VI - Western Visayas	5,534,000	1,152,000		6,686,000

Technological University of the Philippines - Visayas	5,534,000	1,152,000		6,686,000
Community Engagement Increased	12,368,000	2,277,000		14,645,000

354	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

TECHNICAL ADVISORY EXTENSION PROGRAM		12,368,000		2,277,000				14,645,000

Provision of Extension Services		12,368,000		2,277,000				14,645,000

National Capital Region (NCR)		6,081,000		1,369,000				7,450,000

Technological University of the Philippines - Manila		6,081,000		1,369,000				7,450,000
Region IV A - CALABARZON				201,000				201,000

Technological University of the Philippines - Cavite				201,000				201,000
Region VI - Western Visayas		6,287,000		707,000				6,994,000

Technological University of the Philippines - Visayas		6,287,000		707,000				6,994,000

Sub-total, Operations		374,401,000		49,955,000		10,000,000		434,356,000

TOTAL NEW APPROPRIATIONS	₱	616,175,000	₱	82,721,000	₱	10,000,000	₱	708,896,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	341,707

Total Permanent Positions	341,707

Other Compensation Common to All
Personnel Economic Relief Allowance	19,464
Representation Allowance	480
Transportation Allowance	480
Clothing and Uniform Allowance	4,866
Honoraria	30,293
Mid-Year Bonus - Civilian	28,475
Year-End Bonus	28,475
Cash Gift	4,055
Productivity Enhancement Incentive	4,055
Step Increment	854

Total Other Compensation Common to All	121,497

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	239
Lump-Sum for filling of Positions-Civilian	106,795

Total Other Compensation for Specific Groups	107,034

APRIL 29, 2019	OFFICIAL GAZETTE	355
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	973
PhilHealth Contributions	3,809
Employees Compensation Insurance Premiums	973
Retirement Gratuity	32,648
Terminal Leave	2,272

Total Other Benefits	40,675

Non-Permanent Positions	5,262

Total Personnel Services	616,175

Maintenance and Other Operating Expenses
Travelling Expenses	9,247
Training and Scholarship Expenses	5,605
Supplies and Materials Expenses	18,282
Utility Expenses	19,533
Communication Expenses	2,378
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,287
Professional Services	180
General Services	16,079
Repairs and Maintenance	3,329
Taxes, Insurance Premiums and Other Fees	955
Other Maintenance and Operating Expenses
Representation Expenses	5,846

Total Maintenance and Other Operating Expenses	82,721

Total Current Operating Expenditures	698,896

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	708,896

356	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

C.1. DON MARIANO MARCOS MEMORIAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	950,260,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	238,150,000	₱	43,979,000	₱		₱	282,129,000
Support to Operations		35,307,000		7,872,000				43,179,000
Operations		482,410,000		26,542,000		116,000,000		624,952,000

HIGHER EDUCATION PROGRAM		397,582,000		17,028,000		82,500,000		497,110,000
ADVANCED EDUCATION PROGRAM				1,263,000				1,263,000
RESEARCH PROGRAM		50,061,000		5,687,000		33,500,000		89,248,000
TECHNICAL ADVISORY EXTENSION PROGRAM		34,767,000		2,564,000				37,331,000

TOTAL NEW APPROPRIATIONS	₱	755,867,000	₱	78,393,000	₱	116,000,000	₱	950,260,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	102,758,000	₱	43,979,000	₱	₱	146,737,000
Administration of Personnel Benefits		135,392,000					135,392,000

Sub-total, General Administration and Support		238,150,000		43,979,000			282,129,000

Support to Operations
Auxiliary Services		35,307,000		7,872,000			43,179,000

Sub-total, Support to Operations		35,307,000		7,872,000			43,179,000

APRIL 29, 2019	OFFICIAL GAZETTE	357
STATE UNIVERSITIES AND COLLEGES

Operations
Relevant and Quality Tertiary Education ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		397,582,000		17,028,000		82,500,000		497,110,000

HIGHER EDUCATION PROGRAM		397,582,000		17,028,000		82,500,000		497,110,000

Provision of Higher Education Services		397,582,000		17,028,000		10,000,000		424,610,000
Project(s)
Locally-Funded Project(s)						72,500,000		72,500,000

Repair of CGS Building, MLUC						15,000,000		15,000,000
Completion of Electrical Building, COT MLUC						10,000,000		10,000,000
Repair of College of Education Building						10,000,000		10,000,000
Completion of BSIE Building, MLUC						18,000,000		18,000,000
Repair of COE Building, MLUC						8,000,000		8,000,000
Repair of College of Technical Education Building						3,500,000		3,500,000
Completion of CAM - IT Building						8,000,000		8,000,000
Higher Education Research lmproved to Promote Economic Productivity and Innovation		50,061,000		6,950,000		33,500,000		90,511,000

ADVANCED EDUCATION PROGRAM				1,263,000				1,263,000

Provision of Advanced Education Services				1,263,000				1,263,000

RESEARCH PROGRAM		50,061,000		5,687,000		33,500,000		89,248,000

Conduct of Research Services		50,061,000		4,687,000				54,748,000
Project(s)
Locally-Funded Project(s)				1,000,000		33,500,000		34,500,000

Rehabilitation of Silkworm Egg Production Building						25,000,000		25,000,000
Development of Silk Textile				1,000,000				1,000,000
Repair of Pest Clinic Building						5,000,000		5,000,000
Repair of Rearing House						3,500,000		3,500,000
Community Engagement Increased		34,767,000		2,564,000				37,331,000

TECHNICAL ADVISORY EXTENSION PROGRAM		34,767,000		2,564,000				37,331,000

Provision of Extension Services		34,767,000		2,564,000				37,331,000

Sub-total, Operations		482,410,000		26,542,000		116,000,000		624,952,000

TOTAL NEW APPROPRIATIONS	₱	755,867,000	₱	78,393,000	₱	116,000,000	₱	950,260,000

358	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	469,652

Total Permanent Positions	469,652

Other Compensation Common to All
Personnel Economic Relief Allowance	28,104
Representation Allowance	420
Transportation Allowance	420
Clothing and Uniform Allowance	7,026
Honoraria	8,289
Mid-Year Bonus - Civilian	39,138
Year End Bonus	39,138
Cash Gift	5,855
Productivity Enhancement Incentive	5,855
Step Increment	1,174

Total Other Compensation Common to All	135,419

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,656
Lump-Sum for filling of Positions-Civilian	125,730

Total Other Compensation for Specific Groups	127,386

Other Benefits
PAG-IBIG Contributions	1,406
PhilHealth Contributions	5,031
Employees Compensation Insurance Premiums	1,406
Loyalty Award - Civilian	870
Terminal Leave	9,662

Total Other Benefits	18,375

Non-Permanent Positions	5,035

Total Personnel Services	755,867

Maintenance and Other Operating Expenses
Travelling Expenses	3,300
Training and Scholarship Expenses	1,800
Supplies and Materials Expenses	17,381
Utility Expenses	21,824
Communication Expenses	3,750
Awards/Rewards and Prizes	420

APRIL 29, 2019	OFFICIAL GAZETTE	359
STATE UNIVERSITIES AND COLLEGES

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	349
General Services	1,775
Repairs and Maintenance	20,342
Taxes, Insurance Premiums and Other Fees	1,872
Other Maintenance and Operating Expenses
Advertising Expenses	150
Printing and Publication Expenses	1,150
Representation Expenses	1,825
Transportation and Delivery Expenses	1,500
Rent/Lease Expenses	650
Membership Dues and Contributions to Organizations	125

Total Maintenance and Other Operating Expenses	78,393

Total Current Operating Expenditures	834,260

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	106,000
Machinery and Equipment Outlay	10,000

Total Capital Outlays	116,000

TOTAL NEW APPROPRIATIONS	950,260

C.2. ILOCOS SUR POLYTECHNIC STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	225,771,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	43,753,000	₱	5,619,000	₱		₱	49,372,000
Support to Operations		16,518,000						16,518,000
Operations		109,563,000		10,318,000		40,000,000		159,881,000

HIGHER EDUCATION PROGRAM		81,061,000		7,301,000		30,000,000		118,362,000
ADVANCED EDUCATION PROGRAM		11,805,000		1,995,000				13,800,000

360	OFFICIAL GAZETTE	VOL. 115, NO.17
GENERAL APPROPRIATIONS ACT, FY 2019

RESEARCH PROGRAM		8,017,00		522,000		10,000,000		18,539,000
TECHNICAL ADVISORY EXTENSION PROGRAM		8,680,000		500,000				9,180,000

TOTAL NEW APPROPRIATIONS	₱	169,834,000	₱	15,937,000	₱	40,000,000	₱	225,771,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	30,256,000	₱	5,619,000	₱		₱	35,875,000
Administration of Personnel Benefits		13,497,000						13,497,000

Sub-total, General Administration and Support		43,753,000		5,619,000				49,372,000

Support to Operations
Auxiliary Services		16,518,000						16,518,000

Sub-total, Support to Operations		16,518,000						16,518,000

Operations
Relevant and Quality Tertiary Education ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		81,061,000		7,301,000		30,000,000		118,362,000

HIGHER EDUCATION PROGRAM		81,061,000		7,301,000		30,000,000		118,362,000

Provision of Higher Education Services		81,061,000		7,301,000		10,000,000		98,362,000
Project(s)
Locally-Funded Project(s)						20,000,000		20,000,000

Repair and Renovation of Academic Building (Old Nigh School/Computer Laboratory) Sta. Maria Campus						10,000,000		10,000,000
Repair and Renovation of Academic Building (Gymnasium/CTE) Sta. Maria Campus						10,000,000		10,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		19,822,000		2,517,000		10,000,000		32,339,000

APRIL 29, 2019	OFFICIAL GAZETTE	361
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM		11,805,000		1,995,000				13,800,000

Provision of Advanced Education Services		11,805,000		1,995,000				13,800,000

RESEARCH PROGRAM		8,017,000		522,000		10,000,000		18,539,000

Conduct of Research Services		8,017,000		522,000				8,539,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Continuation of Research Center (Phase II) Narvacan Campus						5,000,000		5,000,000
Repair and Renovation of Research Office (FTC) Sta. Maria Campus						5,000,000		5,000,000
Community Engagement Increased		8,680,000		500,000				9,180,000

TECHNICAL ADVISORY EXTENSION PROGRAM		8,680,000		500,000				9,180,000

Provision of Extension Services		8,680,000		500,000				9,180,000

Sub-total, Operations		109,563,000		10,318,000		40,000,000		159,881,000

TOTAL NEW APPROPRIATIONS	₱	169,834,000	₱	15,937,000	₱	40,000,000	₱	225,771,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	116,180

Total Permanent Positions	116,180

Other Compensation Common to All
Personnel Economic Relief Allowance	7,968
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	1,992
Honoraria	2,396
Mid-Year Bonus - Civilian	9,682
Year End Bonus	9,682
Cash Gift	1,660
Productivity Enhancement Incentive	1,660
Step Increment	291

Total Other Compensation Common to All	35,547

362	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	768
Lump-Sum for filling of Positions-Civilians	11,426

Total Other Compensation for Specific Groups	12,194

Other Benefits
PAG-IBIG Contributions	398
PhilHealth Contributions	1,414
Employees Compensation Insurance Premiums	398
Terminal Leave	1,703

Total Other Benefits	3,913

Non-Permanent Positions	2,000

Total Personnel Services	169,834

Maintenance and Other Operating Expenses
Travelling Expenses	1,870
Supplies and Materials Expenses	10,091
Utility Expenses	1,548
Communication Expenses	152
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	162
General Services	1,512
Repairs and Maintenance	465
Financial Assistance/Subsidy	74
Taxes, Insurance Premiums and Other Fees	63

Total Maintenance and Other Operating Expenses	15,937

Total Current Operating Expenditures	185,771

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,000
Transportation Equipment Outlay	10,000

Total Capital Outlays	40,000

TOTAL NEW APPROPRIATIONS	225,771

C.3. MARIANO MARCOS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,019,539,000

APRIL 29, 2019	OFFICIAL GAZETTE	363
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	252,509,000	₱	40,626,000	₱		₱	293,135,000
Support to Operations		19,681,000		6,091,000		55,000,000		80,772,000
Operations		327,123,000		68,509,000		250,000,000		645,632,000

HIGHER EDUCATION PROGRAM		283,665,000		46,394,000		215,000,000		545,059,000
ADVANCED EDUCATION PROGRAM		5,311,000		3,497,000				8,808,000
RESEARCH PROGRAM		30,428,000		12,706,000		35,000,000		78,134,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,719,000		5,912,000				13,631,000

TOTAL NEW APPROPRIATIONS	₱	599,313,000	₱	115,226,000	₱	305,000,000	₱	1,019,539,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	84,168,000	₱	40,626,000		₱	₱	124,794,000
Administration of Personnel Benefits		168,341,000						168,341,000

Sub-total, General Administration and Support		252,509,000		40,626,000				293,135,000

Support to Operations
Auxiliary Services		19,681,000		6,091,000				25,772,000
Project(s)
Locally-Funded Project(s)						55,000,000		55,000,000

Finishing and Furnishing of Students Dormitories						6,000,000		6,000,000
Rehabilitation of CO-Eds Dormitory Phase I						10,000,000		10,000,000
Rehabilitation of Staff Housing						14,000,000		14,000,000

364	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Refurbishing of University Mansion			5,000,000	5,000,000
Rehabilitation of the Main Library, Phase II Roofing and Interior			20,000,000	20,000,000

Sub-total, Support to Operations	19,681,000	6,091,000	55,000,000	80,772,000

Operations
Relevant and Quality Tertiary Education ensured to Achieve Inclusive Growth and Access of Deserving but Poor students to Quality Tertiary Education Increased	283,665,000	46,394,000	215,000,000	545,059,000

HIGHER EDUCATION PROGRAM	283,665,000	46,394,000	215,000,000	545,059,000

Provision of Higher Education Services	283,665,000	46,394,000		330,059,000
Project(s)
Locally-Funded Project(s)			215,000,000	215,000,000

Rehabilitation of Teatro Ilocandia			30,000,000	30,000,000
Upgrading of Classrooms and Laboratory Rooms of Colleges (COE, CAS, CAFSD, CBEA, CHS, CTE, CASAT, CIT, COM)			35,000,000	35,000,000
Construction of Auxilary Buildings of Colleges (COE, CAS, CAFSD, CHS, CASAT)			30,000,000	30,000,000
Rehabilitation of the Electrical Systems of Colleges (COE, CAS, CAFSD, CHS, CTE)			35,000,000	35,000,000
Finishing and Furnishing of CASAT Academic Building			5,000,000	5,000,000
Conversion of UTC Building to University Board Review Center			10,000,000	10,000,000
Rehabilitation of Swimming Pool			40,000,000	40,000,000
Construction of PT Building Phase II			10,000,000	10,000,000
Construction of Gymnatorium			20,000,000	20,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation	35,739,000	16,203,000	35,000,000	86,942,000

ADVANCED EDUCATION PROGRAM	5,311,000	3,497,000		8,808,000

Provision of Advanced Education Services	5,311,000	3,497,000		8,808,000
RESEARCH PROGRAM	30,428,000	12,706,000	35,000,000	78,134,000

Conduct of Research Services	30,428,000	12,706,000		43,134,000
Project(s)
Locally-Funded Project(s)			35,000,000	35,000,000

Continuation of RDE Building Phase II			25,000,000	25,000,000
Refurbishing of Technology and Innovation Building			10,000,000	10,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	365
STATE UNIVERSITIES AND COLLEGES

Community Engagement Increased		7,719,000		5,912,000				13,631,000

TECHNICAL ADVISORY EXTENSION PROGRAM		7,719,000		5,912,000				13,631,000

Provision of Extension Services		7,719,000		5,912,000				13,631,000

Sub-total, Operations		327,123,000		68,509,000		250,000,000		645,632,000

TOTAL NEW APPROPRIATIONS	₱	599,313,000	₱	115,226,000	₱	305,000,000	₱	1,019,539,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	288,057

Total Permanent Positions	288,057

Other Compensation Common to All
Personnel Economic Relief Allowance	17,784
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	4,446
Honoraria	5,855
Mid-Year Bonus - Civilian	24,005
Year End Bonus	24,005
Cash Gift	3,705
Productivity Enhancement Incentive	3,705
Step Increment	719

Total Other Compensation Common to All	94,728

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	976
Lump-Sum for filling of Positions-Civilians	141,242

Total Other Compensation for Specific Groups	142,218

Other Benefits
PAG-IBIG Contributions	891
PhilHealth Contributions	3,185
Employees Compensation Insurance Premiums	891
Retirement Gratuity	21,163
Loyalty Award - Civilian	1,000
Terminal Leave	5,936

Total Other Benefits	33,066

366	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Non-Permanent Positions		51,244

Total Personnel Services		599,313

Maintenance and Other Operating Expenses
Travelling Expenses		6,395
Training and Scholarship Expenses		1,610
Supplies and Materials Expenses		25,126
Utility Expenses		26,207
Communication Expenses		4,230
Awards/Rewards and Prizes		740
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses		180
Professional Services		975
General Services		695
Repairs and Maintenance		12,122
Financial Assistance/Subsidy		3,800
Taxes, Insurance Premiums and Other Fees		2,876
Labor and Wages		23,700
Other Maintenance and Operating Expenses
Advertising Expenses		95
Printing and Publication Expenses		345
Representation Expenses		5,435
Transportation and Delivery Expenses		40
Rent/lease Expenses		135
Membership Dues and Contributions to Organizations		350
Subscription Expenses		170

Total Maintenance and Other Operating Expenses		115,226

Total Current Operating Expenditures		714,539

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay		35,000
Buildings and Other Structures		216,900
Machinery and Equipment Outlay		2,500
Furniture, Fixtures and Book Outlay		10,600
Other Property Plant and Equipment Outlay		40,000

Total Capital Outlays		305,000

TOTAL NEW APPROPRIATIONS		1,019,539

C.4. NORTH LUZON PHILIPPINES STATE COLLEGE
For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	83,759,000

APRIL 29, 2019	OFFICIAL GAZETTE	367
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	15,621,000	₱	11,254,000	₱	14,790,000	₱	41,665,000
Support to Operations				807,000				807,000
Operations		35,627,000		5,660,000				41,287,000

HIGHER EDUCATION PROGRAM		35,627,000		5,387,000				41,014,000
RESEARCH PROGRAM				273,000				273,000

TOTAL NEW APPROPRIATIONS	₱	51,248,000	₱	17,721,000	₱	14,790,000	₱	83,759,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,118,000	₱	11,254,000	₱	7,790,000	₱	32,162,000
Administration of Personnel Benefits		2,503,000						2,503,000

Project(s)
Locally-Funded Project(s)						7,000,000		7,000,000

Rehabilitation of Gymnasium with Installation of Airconditioner						7,000,000		7,000,000

Sub-total, General Administration and Support		15,621,000		11,254,000		14,790,000		41,665,000

Support to Operations
Auxiliary Services				807,000				807,000

Sub-total, Support to Operations				807,000				807,000

Operations
Relevant and Quality Tertiary Education ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		35,627,000		5,387,000				41,014,000

368	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

HIGHER EDUCATION PROGRAM		35,627,000		5,387,000				41,014,000

Provision of Higher Education Services		35,627,000		5,387,000				41,014,000
Higher Education Research Improved to Promote Economic Productivity and Innovation				273,000				273,000

RESEARCH PROGRAM				273,000				273,000

Conduct of Research Services				273,000				273,000

Sub-total, Operations		35,627,000		5,660,000				41,287,000

TOTAL NEW APPROPRIATIONS	₱	51,248,000	₱	17,721,000	₱	14,790,000	₱	83,759,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	36,353

Total Permanent Positions	36,353

Other Compensation Common to All
Personnel Economic Relief Allowance	2,400
Representation Allowance	222
Transportation Allowance	102
Clothing and Uniform Allowance	600
Honoraria	227
Mid-Year Bonus - Civilian	3,029
Year End Bonus	3,029
Cash Gift	500
Productivity Enhancement Incentive	500
Step Increment	91

Total Other Compensation Common to All	10,700

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	196
Lump-Sum for filling of Positions - Civilian	2,503

Total Other Compensation for Specific Groups	2,699

Other Benefits
PAG-IBIG Contributions	120
PhilHealth Contributions	444
Employees Compensation Insurance Premiums	120
Loyalty Award - Civilian	55

Total Other Benefits	739

APRIL 29, 2019	OFFICIAL GAZETTE	369
STATE UNIVERSITIES AND COLLEGES

Non-Permanent Positions		757

Total Personnel Services		51,248

Maintenance and Other Operating Expenses
Travelling Expenses		1,157
Training and Scholarship Expenses		1,030
Supplies and Materials Expenses		4,651
Utility Expenses		2,890
Communication Expenses		1,423
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses		118
Professional Services		214
General Services		1,755
Repairs and Maintenance		2,012
Taxes, Insurance Premiums and Other Fees		1,421
Other Maintenance and Operating Expenses
Advertising Expenses		60
Printing and Publication Expenses		70
Representation Expenses		500
Rent/Lease Expenses		50
Membership Dues and Contributions to Organizations		281
Subscription Expenses		89

Total Maintenance and Other Operating Expenses		17,721

Total Current Operating Expenditures		68,969

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures		7,000
Machinery and Equipment Outlay		4,790
Transportation Equipment Outlay		3,000

Total Capital Outlays		14,790

TOTAL NEW APPROPRIATIONS		83,759

C.5. PANGASINAN STATE UNIVERSITY
For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	609,056,000

New Appropriations, by Program
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	143,149,000	₱	51,581,000	₱	5,000,000	₱	199,730,000
Support to Operations		22,653,000		15,318,000				37,971,000

370	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations		303,467,000		23,388,000		44,500,000		371,355,000

HIGHER EDUCATION PROGRAM		260,627,000		16,182,000		44,500,000		321,309,000
ADVANCED EDUCATION PROGRAM		5,725,000		1,255,000				6,980,000
RESEARCH PROGRAM		18,222,000		4,217,000				22,439,000
TECHNICAL ADVISORY EXTENSION PROGRAM		18,893,000		1,734,000				20,627,000

TOTAL NEW APPROPRIATIONS	₱	469,269,000	₱	90,287,000	₱	49,500,000	₱	609,056,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	86,939,000	₱	51,581,000	₱		₱	138,520,000
Administration of Personnel Benefits		56,210,000						56,210,000

Project(s)		143,149,000		51,581,000
Locally-Funded Project(s)						5,000,000		5,000,000

Repair/Rehabilitation/Improvement of Administration Building Sta. Maria Campus						5,000,000		5,000,000

Sub-total, General Administration and Support		143,149,000		51,581,000		5,000,000		199,730,000

Support to Operations
Auxiliary Services		22,653,000		15,318,000				37,971,000

Sub-total, Support to Operations		22,653,000		15,318,000				37,971,000

Operations
Relevant and Quality Tertiary Education ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		260,627,000		16,182,000		44,500,000		321,309,000

HIGHER EDUCATION PROGRAM		260,627,000		16,182,000		44,500,000		321,309,000

Provision of Higher Education Services		260,627,000		16,182,000				276,809,000

APRIL 29, 2019	OFFICIAL GAZETTE	371
STATE UNIVERSITIES AND COLLEGES

Project(s)
Locally-Funded Project(s)						44,500,000		44,500,000

Continuation of the Cultural and Sports Center, Bayambang Campus						20,000,000		20,000,000
Repair/Rehabilitation/Improvement of Audio-Visual Room, San Carlos City Campus						2,500,000		2,500,000
Repair/Rehabilitation/Improvement of Library, Bayambang Campus						6,000,000		6,000,000
Repair/Rehabilitation/Improvement of Library, Binmaley Campus						2,000,000		2,000,000
Repair of Academic Building, Infanta Campus						4,000,000		4,000,000
Repair/Rehabilitation/Improvement of Academic Building, Sta. Maria Campus						5,000,000		5,000,000
Repair/Rehabilitation/Improvement of Academic Building, Lingayen Campus						3,000,000		3,000,000
Rehabilitation of Piggery/Livestock, San Carlos City Campus						1,000,000		1,000,000
Repair/Rehabilitation of Medical/Dental Clinic, Binmaley Campus						1,000,000		1,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		23,947,000		5,472,000				29,419,000

ADVANCED EDUCATION PROGRAM		5,725,000		1,255,000				6,980,000

Provision of Advanced Education Services		5,725,000		1,255,000				6,980,000
RESEARCH PROGRAM		18,222,000		4,217,000				22,439,000

Conduct of Research Services		18,222,000		4,217,000				22,439,000
Community Engagement Increased		18,893,000		1,734,000				20,627,000

TECHNICAL ADVISORY EXTENSION PROGRAM		18,893,000		1,734,000				20,627,000

Provision of Extension Services		18,893,000		1,734,000				20,627,000

Sub-total, Operations		303,467,000		23,388,000		44,500,000		371,355,000

TOTAL NEW APPROPRIATIONS	₱	469,269,000	₱	90,287,000	₱	49,500,000	₱	609,056,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	310,533

Total Permanent Positions	310,533

372	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Compensation Common to All
Personnel Economic Relief Allowance	19,896
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	4,974
Honoraria	6,173
Mid-Year Bonus - Civilian	25,877
Year End Bonus	25,877
Cash Gift	4,145
Productivity Enhancement Incentive	4,145
Step Increment	776

Total Other Compensation Common to All	92,367

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	826
Lump-Sum for filling of Positions - Civilians	54,614
Anniversary Bonus - Civilian	675

Total Other Compensation for Specific Groups	56,115

Other Benefits
PAG-IBIG Contributions	995
PhilHealth Contributions	3,589
Employees Compensation Insurance Premiums	995
Loyalty Award - Civilian	600
Terminal Leave	1,596

Total Other Benefits	7,775

Non-Permanent Positions	2,479

Total Personnel Services	469,269

Maintenance and Other Operating Expenses
Travelling Expenses	2,391
Training and Scholarship Expenses	3,672
Supplies and Materials Expenses	23,376
Utility Expenses	34,723
Communication Expenses	2,519
Awards/Rewards and Prizes	334
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	1,097
General Services	8,487
Repairs and Maintenance	7,756
Taxes, Insurance Premiums and Other Fees	2,143
Labor and Wages	660
Other Maintenance and Operating Expenses
Advertising Expenses	55
Printing and Publication Expenses	482
Representation Expenses	1,900
Transportation and Delivery Expenses	215

APRIL 29, 2019	OFFICIAL GAZETTE	373
STATE UNIVERSITIES AND COLLEGES

Rent/Lease Expenses	26
Membership Dues and Contributions to Organizations	151
Subscription Expenses	120

Total Maintenance and Other Operating Expenses	90,287

Total Current Operating Expenditures	559,556

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	49,500

Total Capital Outlays	49,500

TOTAL NEW APPROPRIATIONS	609,056

C.6. UNIVERSITY OF NORTHERN PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	584,802,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	76,208,000	₱	29,095,000		₱	₱	105,303,000
Support to Operations		10,735,000		4,270,000		42,899,000		57,904,000
Operations		302,692,000		21,866,000		97,037,000		421,595,000

HIGHER EDUCATION PROGRAM		270,805,000		12,020,000		97,037,000		379,862,000
ADVANCED EDUCATION PROGRAM		18,808,000		2,802,000				21,610,000
RESEARCH PROGRAM		8,966,000		3,930,000				12,896,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,113,000		3,114,000				7,227,000

Total, Programs	₱	389,635,000	₱	55,231,000	₱	139,936,000	₱	584,802,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

374	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS
General Administration and Support
General Management and Supervision	₱	54,587,000	₱	29,095,000	₱	₱	83,682,000
Administration of Personnel Benefits		21,621,000					21,621,000

Sub-total, General Administration and Support		76,208,000		29,095,000			105,303,000

Support to Operations
Auxiliary Services		10,735,000		4,270,000			15,005,000

Project(s)
Locally-Funded Project(s)					42,899,000		42,899,000

Continuation of the Construction of Food Court with Multi-Level Parking					42,899,000		42,899,000

Sub-total, Support to Operations		10,735,000		4,270,000	42,899,000		57,904,000

Operations
Relevant and Quality Tertiary Education ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		270,805,000		12,020,000	97,037,000		379,862,000

HIGHER EDUCATION PROGRAM		270,805,000		12,020,000	97,037,000		379,862,000

Provision of Higher Education Services		270,805,000		12,020,000			282,825,000
Project(s)
Locally-Funded Project(s)					97,037,000		97,037,000

Continuation of the Construction/Establishment of a Technology Complex					37,702,000		37,702,000
Continuation of the Construction of Four-Storey Student Services Center					7,711,000		7,711,000
Continuation of the Construction of the College of Fine Arts and Design Building					13,168,000		13,168,000
Continuation of the Construction of the Medical and Allied Courses Building (Non. Carmeling Pichay-Crisologo Memorial Building)					38,456,000		38,456,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		27,774,000		6,732,000			34,506,000

ADVANCED EDUCATION PROGRAM		18,808,000		2,802,000			21,610,000

Provision of Advanced Education Services		18,808,000		2,802,000			21,610,000

APRIL 29, 2019	OFFICIAL GAZETTE	375
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM		8,966,000		3,930,000				12,896,000

Conduct of Research Services		8,966,000		3,930,000				12,896,000
Community Engagement Increased		4,113,000		3,114,000				7,227,000

TECHNICAL ADVISORY EXTENSION PROGRAM		4,113,000		3,114,000				7,227,000

Provision of Extension Services		4,113,000		3,114,000				7,227,000

Sub-total, Operations		302,692,000		21,866,000		97,037,000		421,595,000

TOTAL NEW APPROPRIATIONS	₱	389,635,000	₱	55,231,000	₱	139,936,000	₱	584,802,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	271,470

Total Permanent Positions	271,470

Other Compensation Common to All
Personnel Economic Relief Allowance	13,992
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	3,498
Honoraria	6,479
Mid-Year Bonus - Civilian	22,623
Year End Bonus	22,623
Cash Gift	2,915
Productivity Enhancement Incentive	2,915
Step Increment	679

Total Other Compensation Common to All	76,228

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,446
Lump-Sum for filling of Positions - Civilians	7,414

Total Other Compensation for Specific Groups	8,860

Other Benefits
PAG-IBIG Contributions	700
PhilHealth Contributions	2,787
Employees Compensation Insurance Premiums	700
Retirement Gratuity	10,526
Loyalty Award - Civilian	345
Terminal Leave	3,681

Total Other Benefits	18,739

376	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Non-Permanent Positions	14,338

Total Personnel Services	389,635

Maintenance and Other Operating Expenses
Travelling Expenses	2,462
Training and Scholarship Expenses	1,364
Supplies and Materials Expenses	14,879
Utility Expenses	18,150
Communication Expenses	6,446
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	574
General Services	1,099
Repairs and Maintenance	6,888
Taxes, Insurance Premiums and Other Fees	1,720
Other Maintenance and Operating Expenses
Advertising Expenses	87
Printing and Publication Expenses	138
Representation Expenses	1,000
Transportation and Delivery Expenses	5
Rent/Lease Expenses	9
Membership Dues and Contributions to Organizations	129
Subscription Expenses	101

Total Maintenance and Other Operating Expenses	55,231

Total Current Operating Expenditures	444,866

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	139,936

Total Capital Outlays	139,936

TOTAL NEW APPROPRIATIONS	584,802

APRIL 29, 2019	OFFICIAL GAZETTE	377
STATE UNIVERSITIES AND COLLEGES

D.1. ABRA STATE INSTITUTE OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s) as indicated hereunder	₱	200,554,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	33,370,000	₱	3,564,000	₱	18,000,000	₱	54,934,000
Support to Operations		2,400,000		586,000				2,986,000
Operations		108,184,000		19,450,000		15,000,000		142,634,000

HIGHER EDUCATION PROGRAM		95,076,000		16,870,000		15,000,000		126,946,000
RESEARCH PROGRAM		5,875,000		1,346,000				7,221,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,233,000		1,234,000				8,467,000

TOTAL NEW APPROPRIATIONS	₱	143,954,000	₱	23,600,000	₱	33,000,000	₱	200,554,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,975,000	₱	3,564,000	₱		₱	19,539,000
Administration of Personnel Benefits		17,395,000						17,395,000

Project(s)
Locally-Funded Project(s)						18,000,000		18,000,000

Completion of Central Library Building 3						18,000,000		18,000,000

Sub-total, General Administration and Support		33,370,000		3,564,000		18,000,000		54,934,000

Support to Operations
Auxiliary Services		2,400,000		586,000				2,986,000

Sub-total, Support to Operations		2,400,000		586,000				2,986,000

378	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		95,076,000		16,870,000		15,000,000		126,946,000

HIGHER EDUCATION PROGRAM		95,076,000		16,870,000		15,000,000		126,946,000

Provision of Higher Education Services		95,076,000		16,870,000				111,946,000

Project(s)
Locally-Funded Project(s)						15,000,000		15,000,000

Construction of Ten-Classroom Building						15,000,000		15,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		5,875,000		1,346,000				7,221,000
RESEARCH PROGRAM		5,875,000		1,346,000				7,221,000

Conduct of Research Services		5,875,000		1,346,000				7,221,000
Community Engagement Increased		7,233,000		1,234,000				8,467,000

TECHNICAL ADVISORY EXTENSION PROGRAM		7,233,000		1,234,000				8,467,000

Provision of Extension Services		7,233,000		1,234,000				8,467,000

Sub-total, Operations		108,184,000		19,450,000		15,000,000		142,634,000

TOTAL NEW APPROPRIATIONS	₱	143,954,000	₱	23,600,000	₱	33,000,000	₱	200,554,000

New Appropriations, by Object of Expenditures

(Is Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	93,909

Total Permanent Positions	93,909

Other Compensation Common to All
Personnel Economic Relief Allowance	5,640
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	1,410
Honoraria	4,935
Mid-Year Bonus - Civilian	7,825
Year End Bonus	7,825
Cash Gift	1,175

APRIL 29, 2019	OFFICIAL GAZETTE	379
STATE UNIVERSITIES AND COLLEGES

Productivity Enhancement Incentive	1,175
Step Increment	235

Total Other Compensation Common to All	30,436

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	43
Lump-Sum for filling of Positions - Civilian	9,464

Total Other Compensation for Specific Groups	9,507

Other Benefits
PAG-IBIG Contributions	282
PhilHealth Contributions	1,044
Employees Compensation Insurance Premiums	282
Retirement Gratuity	7,490
Terminal Leave	441

Total Other Benefits	9,539

Non-Permanent Positions	563

Total Personnel Services	143,954

Maintenance and Other Operating Expenses
Travelling Expenses	1,181
Training and Scholarship Expenses	8,293
Supplies and Materials Expenses	1,910
Utility Expenses	1,138
Communication Expenses	393
Awards/Rewards and Prizes	30
Survey, Research, Exploration and Development Expenses	313
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	121
Professional Services	977
General Services	1,141
Repairs and Maintenance	645
Taxes, Insurance Premiums and Other Fees	195
Other Maintenance and Operating Expenses
Representation Expenses	5
Transportation and Delivery Expenses	4
Subscription Expenses	98
Other Maintenance and Operating Expenses	7,156

Total Maintenance and Other Operating Expenses	23,600

Total Current Operating Expenditures	167,554

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	33,000

Total Capital Outlays	33,000

TOTAL NEW APPROPRIATIONS	200,554

380	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

D.2. APAYAO STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	118,273,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	29,593,000	₱	8,329,000	₱		₱	37,922,000
Operations		49,590,000		20,761,000		10,000,000		80,351,000

HIGHER EDUCATION PROGRAM		49,590,000		16,415,000		10,000,000		76,005,000
RESEARCH PROGRAM				2,470,000				2,470,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,876,000				1,876,000

TOTAL NEW APPROPRIATIONS	₱	79,183,000	₱	29,090,000	₱	10,000,000	₱	118,273,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,697,000	₱	8,329,000			₱	31,026,000
Administration of Personnel Benefits		6,896,000						6,896,000

Sub-total, General Administration and Support		29,593,000		8,329,000				37,922,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		49,590,000		16,415,000		10,000,000		76,005,000

HIGHER EDUCATION PROGRAM		49,590,000		16,415,000		10,000,000		76,005,000

Provision of Higher Education Services		49,590,000		16,415,000				66,005,000

Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Construction of Four-Storey Academic Building (Phase II), ASC Luna Campus						10,000,000		10,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	381
STATE UNIVERSITIES AND COLLEGES

Higher Education Research Improved to Promote Economic Productivity and Innovation				2,470,000				2,470,000

RESEARCH PROGRAM				2,470,000				2,470,000

Conduct of Research Services				2,470,000				2,470,000
Community Engagement Increased				1,876,000				1,876,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,876,000				1,876,000

Provision of Extension Services				1,876,000				1,876,000

Sub-total, Operations		49,590,000		20,761,000		10,000,000		80,351,000

TOTAL NEW APPROPRIATIONS	₱	79,183,000	₱	29,090,000	₱	10,000,000	₱	118,273,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	50,016

Total Permanent Positions	50,016

Other Compensation Common to All
Personnel Economic Relief Allowance	2,664
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	666
Honoraria	5,074
Mid-Year Bonus - Civilian	4,168
Year End Bonus	4,168
Cash Gift	555
Productivity Enhancement Incentive	555
Step Increment	125

Total Other Compensation Common to All	18,311

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	146
Lump-Sum for filling of Positions - Civilian	3,791

Total Other Compensation for Specific Groups	3,937

Other Benefits
PAG-IBIG Contributions	133
PhilHealth Contributions	562

382	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Employees Compensation Insurance Premiums	133
Retirement Gratuity	2,994
Loyalty Award - Civilian	315
Terminal Leave	111

Total Other Benefits	4,248

Non-Permanent Positions	2,671

Total Personnel Services	79,183

Maintenance and Other Operating Expenses
Travelling Expenses	1,657
Training and Scholarship Expenses	385
Supplies and Materials Expenses	9,311
Utility Expenses	602
Communication Expenses	738
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	113
Professional Services	8,700
General Services	2,030
Repair and Maintenance	3,032
Taxes, Insurance Premiums and Other Fees	625
Other Maintenance and Operating Expenses
Printing and Publication Expenses	571
Representation Expenses	467
Transportation and Delivery Expenses	52
Rent/Lease Expenses	406
Membership Dues and Contributions to Organizations	401

Total Maintenance and Other Operating Expenses	29,090

Total Current Operating Expenditures	108,273

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	118,273

D.3. BENGUET STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	590,282,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

APRIL 29, 2019	OFFICIAL GAZETTE	383
STATE UNIVERSITIES AND COLLEGES

PROGRAMS
General Administration and Support	₱	99,643,000	₱	36,415,000	₱	10,000,000	₱	146,058,000
Support to Operations		36,629,000		5,427,000				42,056,000
Operations		351,928,000		50,240,000				402,168,000

HIGHER EDUCATION PROGRAM		292,620,000		25,085,000				317,705,000
ADVANCED EDUCATION PROGRAM		3,956,000		1,443,000				5,399,000
RESEARCH PROGRAM		53,277,000		20,979,000				74,256,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,075,000		2,733,000				4,808,000

TOTAL NEW APPROPRIATIONS	₱	488,200,000	₱	92,082,000	₱	10,000,000	₱	590,282,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	51,496,000	₱	36,415,000	₱		₱	87,911,000
Administration of Personnel Benefits		48,147,000						48,147,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Rehabilitation of Motorpool La Trinidad Campus						10,000,000		10,000,000

Sub-total, General Administration and Support		99,643,000		36,415,000		10,000,000		146,058,000

Support to Operations
Auxiliary Services		36,629,000		5,427,000				42,056,000

Sub-total, Support to Operations		36,629,000		5,427,000				42,056,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		292,620,000		25,085,000				317,705,000

384	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

HIGHER EDUCATION PROGRAM		292,620,000		25,085,000				317,705,000

Provision of Higher Education Services		292,620,000		25,085,000				317,705,000

Higher Education Research Improved to Promote Economic Productivity and Innovation		57,233,000		22,422,000				79,655,000

ADVANCED EDUCATION PROGRAM		3,956,000		1,443,000				5,399,000

Provision of Advanced Education Services		3,956,000		1,443,000				5,399,000
RESEARCH PROGRAM		53,277,000		20,979,000				74,256,000

Conduct of Research Services		53,277,000		20,979,000				74,256,000
Community Engagement Increased		2,075,000		2,733,000				4,808,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,075,000		2,733,000				4,808,000

Provision of Extension Services		2,075,000		2,733,000				4,808,000

Sub-total, Operations		351,928,000		50,240,000				402,168,000

TOTAL NEW APPROPRIATIONS	₱	488,200,000	₱	92,082,000	₱	10,000,000	₱	590,282,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	296,051

Total Permanent Positions	296,051

Other Compensation Common to All
Personnel Economic Relief Allowance	16,632
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	4,158
Honoraria	56,439
Mid-Year Bonus - Civilian	24,671
Year End Bonus	24,671
Cash Gift	3,465
Productivity Enhancement Incentive	3,465
Step Increment	741

Total Other Compensation Common to ALL	134,746

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,806
Lump-Sum for filling of Positions - Civilian	40,076

Total Other Compensation for Specific Groups	41,882

APRIL 29, 2019	OFFICIAL GAZETTE	385
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	832
PhilHealth Contributions	3,060
Employees Compensation Insurance Premiums	832
Retirement Gratuity	2,366
Loyalty Award - Civilian	710
Terminal Leave	5,705

Total Other Benefits	13,505

Non-Permanent Positions	2,016

Total Personnel Services	488,200

Maintenance and Other Operating Expenses
Travelling Expenses	6,802
Training and Scholarship Expenses	8,142
Supplies and Materials Expenses	26,041
Utility Expenses	8,210
Communication Expenses	3,312
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	1,438
General Services	2,500
Repairs and Maintenance	16,213
Taxes, Insurance Premiums and Other Fees	457
Labor and Wages	4,421
Other Maintenance and Operating Expenses
Advertising Expenses	425
Printing and Publication Expenses	1,399
Representation Expenses	3,143
Membership Dues and Contributions to Organizations	860
Subscription Expenses	30
Other Maintenance and Operating Expenses	8,509

Total Maintenance and Other Operating Expenses	92,082

Total Current Operating Expenditures	580,282

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	590,282

D.4. IFUGAO STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	349,655,000

New Appropriations, by Program

386	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	49,668,000	₱	11,682,000	₱		₱	61,350,000
Operations		160,596,000		55,509,000		72,200,000		288,305,000

HIGHER EDUCATION PROGRAM		156,691,000		45,849,000		72,200,000		274,740,000
ADVANCED EDUCATION PROGRAM		500,000		767,000				1,267,000
RESEARCH PROGRAM		1,598,000		6,724,000				8,322,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,807,000		2,169,000				3,976,000

TOTAL NEW APPROPRIATIONS	₱	210,264,000	₱	67,191,000	₱	72,200,000	₱	349,655,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	29,991,000	₱	11,682,000	₱		₱	41,673,000
Administration of Personnel Benefits		19,677,000						19,677,000

Sub-total, General Administration and Support		49,668,000		11,682,000				61,350,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		156,691,000		45,849,000		72,200,000		274,740,000

HIGHER EDUCATION PROGRAM		156,691,000		45,849,000		72,200,000		274,740,000

Provision of Higher Education Services		156,691,000		43,349,000				200,040,000

Project(s)
Locally-Funded Project(s)				2,500,000		72,200,000		74,700,000

Rehabilitation of College of Education Main Campus						4,000,000		4,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	387
STATE UNIVERSITIES AND COLLEGES

Enhancement of College of Advanced Education and CODETE Building						1,050,000		1,050,000
Completion of Hostel Lagame Campus						5,500,000		5,500,000
Improvement/Rehabilitation of Old Buildings, Tinoc Campus						2,000,000		2,000,000
Upgrading of Power Distribution System, Main Campus						10,000,000		10,000,000
Establishment of Online Learning Services, Main Campus						1,000,000		1,000,000
Improvement/Enhancement of Admin and Academic Buildings						1,550,000		1,550,000
Upgrading of Campus Main Electrical Distribution System, Potia Campus						5,000,000		5,000,000
Automation and Computerization of Registrar, Accounting, Library, Colleges, and Other Offices Potia Campus						1,000,000		1,000,000
Completion of Open Gymnasium, Aguinaldo Campus						3,000,000		3,000,000
Enhancement of Learning Facilities, Tinoc Campus						3,000,000		3,000,000
Road Concreting from National Highway to IFSU Tinoc Campus						7,000,000		7,000,000
Construction of Campus Water System						7,000,000		7,000,000
Construction of Student Center Building, Main Campus						12,000,000		12,000,000
Construction of IP Learning Center, Hapao Campus						5,100,000		5,100,000
Construction of Perimeter Fence						2,000,000		2,000,000
Construction/Completion of Main Gate, Back Gate and Security Post						2,000,000		2,000,000
Support in the Finalization and Publication of the Textbook on Ifugao Indigenous Knowledge, Skills, and Practices				2,500,000				2,500,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		2,098,000		7,491,000				9,589,000

ADVANCED EDUCATION PROGRAM		500,000		767,000				1,267,000

Provision of Advanced Education Services		500,000		767,000				1,267,000
RESEARCH PROGRAM		1,598,000		6,724,000				8,322,000

Conduct of Research Services		1,598,000		6,724,000				8,322,000
Community Engagement Increased		1,807,000		2,169,000				3,976,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,807,000		2,169,000				3,976,000

Provision of Extension Services		1,807,000		2,169,000				3,976,000

Sub-total, Operations		160,596,000		55,509,000		72,200,000		288,305,000

TOTAL NEW APPROPRIATIONS	₱	210,264,000	₱	67,191,000	₱	72,200,000	₱	349,655,000

388	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	143,445

Total Permanent Positions	143,445

Other Compensation Common to All
Personnel Economic Relief Allowance	8,496
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,124
Honoraria	5,047
Mid-Year Bonus - Civilian	11,954
Year End Bonus	11,954
Cash Gift	1,770
Productivity Enhancement Incentive	1,770
Step Increment	358

Total Other Compensation Common to All	43,953

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	762
Lump-Sum for filling of Positions - Civilian	8,653

Total Other Compensation for Specific Groups	9,415

Other Benefits
PAG-IBIG Contributions	425
PhilHealth Contributions	1,577
Employees Compensation Insurance Premiums	425
Retirement Gratuity	3,296
Terminal Leave	7,728

Total Other Benefits	13,451

Total Personnel Services	210,264

Maintenance and Other Operating Expenses
Travelling Expenses	2,451
Training and Scholarship Expenses	4,117
Supplies and Materials Expenses	18,362
Utility Expenses	9,056
Communication Expenses	2,373

APRIL 29, 2019	OFFICIAL GAZETTE	389
STATE UNIVERSITIES AND COLLEGES

Survey, Research, Exploration and Development Expenses	310
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	185
Professional Services	10,020
General Services	3,790
Repairs and Maintenance	7,841
Taxes, Insurance Premiums and Other Fees	1,185
Labor and Wages	200
Other Maintenance and Operating Expenses
Advertising Expenses	67
Printing and Publication Expenses	4,083
Representation Expenses	644
Membership Dues and Contributions to Organizations	300
Subscription Expenses	113
Other Maintenance and Other Operating Expenses	2,094

Total Maintenance and Other Operating Expenses	67,191

Total Current Operating Expenditures	277,455

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	7,000
Infrastructure Outlay	15,000
Buildings and Other Structures	45,200
Machinery and Equipment Outlay	5,000

Total Capital Outlays	72,200

TOTAL NEW APPROPRIATIONS	349,655

D.5. KALINGA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	281,104,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	44,143,000	₱	7,469,000	₱	60,000,000	₱	111,612,000
Support to Operations				794,000				794,000

390	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations		140,650,000		28,048,000				168,698,000

HIGHER EDUCATION PROGRAM		140,650,000		13,062,000				153,712,000
RESEARCH PROGRAM				7,259,000				7,259,000
TECHNICAL ADVISORY EXTENSION PROGRAM				7,727,000				7,727,000

TOTAL NEW APPROPRIATIONS	₱	184,793,000	₱	36,311,000	₱	60,000,000	₱	281,104,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	30,435,000	₱	7,469,000	₱	10,000,000	₱	47,904,000
Administration of Personnel Benefits		13,708,000						13,708,000
Project(s)
Locally-Funded Project(s)						50,000,000		50,000,000

Completion of Four Storey Academic Building Phase III, Bulanao Campus						30,000,000		30,000,000
Completion of Graduate Studies and Law Building, Bulanao Campus						8,000,000		8,000,000
Completion of Performing Arts Theater Bulanao Campus						12,000,000		12,000,000

Sub-total, General Administration and Support		44,143,000		7,469,000		60,000,000		111,612,000

Support to Operations
Auxiliary Services				794,000				794,000

Sub-total, Support to Operations				794,000				794,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		140,650,000		13,062,000				153,712,000

HIGHER EDUCATION PROGRAM		140,650,000		13,062,000				153,712,000

Provision of Higher Education Services		140,650,000		13,062,000				153,712,000

APRIL 29, 2019	OFFICIAL GAZETTE	391
STATE UNIVERSITIES AND COLLEGES

Higher Education Research Improved to Promote Economic Productivity and Innovation				7,259,000				7,259,000

RESEARCH PROGRAM				7,259,000				7,259,000

Conduct of Research Services				7,259,000				7,259,000
Community Engagement Increased				7,727,000				7,727,000

TECHNICAL ADVISORY EXTENSION PROGRAM				7,727,000				7,727,000

Provision of Extension Services				7,727,000				7,727,000

Sub-total, Operations		140,650,000		28,048,000				168,698,000

TOTAL NEW APPROPRIATIONS	₱	184,793,000	₱	36,311,000	₱	60,000,000	₱	281,104,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	124,235

Total Permanent Positions	124,235

Other Compensation Common to All
Personnel Economic Relief Allowance	6,792
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	1,698
Honoraria	10,966
Mid-Year Bonus - Civilian	10,353
Year End Bonus	10,353
Cash Gift	1,415
Productivity Enhancement Incentive	1,415
Step Increment	310

Total Other Compensation Common to All	43,782

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	340
Lump-Sum for filling of Positions - Civilian	11,477

Total Other Compensation for Specific Groups	11,817

Other Benefits
PAG-IBIG Contributions	340
PhilHealth Contributions	1,263

392	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Employees Compensation Insurance Premiums	340
Terminal Leave	2,231

Total Other Benefits	4,174

Non-Permanent Positions	785

Total Personnel Services	184,793

Maintenance and Other Operating Expenses
Travelling Expenses	2,659
Training and Scholarship Expenses	7,244
Supplies and Materials Expenses	7,521
Utility Expenses	3,535
Communication Expenses	2,255
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	264
Professional Services	5,333
Repairs and Maintenance	2,435
Taxes, Insurance Premiums and Other Fees	250
Other Maintenance and Operating Expenses
Advertising Expenses	210
Printing and Publication Expenses	1,125
Representation Expenses	2,180
Transportation and Delivery Expenses	357
Rent/Lease Expenses	40
Membership Dues and Contributions to Organizations	535
Subscription Expenses	368

Total Maintenance and Other Operating Expenses	36,311

Total Current Operating Expenditures	221,104

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	50,000
Machinery and Equipment Outlay	10,000

Total Capital Outlays	60,000

TOTAL NEW APPROPRIATIONS	281,104

D.6. MOUNTAIN PROVINCE STATE UNIVERSITY

(MOUNTAIN PROVINCE STATE POLYTECHNIC COLLEGE)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	272,146,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

APRIL 29, 2019	OFFICIAL GAZETTE	393
STATE UNIVERSITIES AND COLLEGES

PROGRAMS
General Administration and Support	₱	61,901,000	₱	17,507,000	₱		₱	79,408,000
Operations		102,585,000		36,994,000		53,159,000		192,738,000

HIGHER EDUCATION PROGRAM		101,561,000		32,754,000		53,159,000		187,474,000
RESEARCH PROGRAM		1,024,000		2,572,000				3,596,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,668,000				1,668,000

TOTAL NEW APPROPRIATIONS	₱	164,486,000	₱	54,501,000	₱	53,159,000	₱	272,146,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	34,628,000	₱	17,507,000	₱		₱	52,135,000
Administration of Personnel Benefits		27,273,000						27,273,000

Sub-total, General Administration and Support		61,901,000		17,507,000				79,408,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		101,561,000		32,754,000		53,159,000		187,474,000

HIGHER EDUCATION PROGRAM		101,561,000		32,754,000		53,159,000		187,474,000

Provision of Higher Education Services		101,561,000		32,754,000				134,315,000

Project(s)
Locally-Funded Project(s)						53,159,000		53,159,000

Remodelling of Speech Laboratory						600,000		600,000
Augmentation for the Academic Building for the College of Agriculture Phase II Bacarri, Paracelis						32,559,000		32,559,000
Construction of Academic Building for the School of Criminal Justice Education Phase I, Faliling, Bontoc Campus						20,000,000		20,000,000

394	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Higher Education Research Improved to Promote Economic Productivity and Innovation		1,024,000		2,572,000		3,596,000

RESEARCH PROGRAM		1,024,000		2,572,000				3,596,000

Conduct of Research Services		1,024,000		2,572,000				3,596,000
Community engagement increased				1,668,000				1,668,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,668,000				1,668,000

Provision of Extension Services				1,668,000				1,668,000

Sub-total, Operations		102,585,000		36,994,000		53,159,000		192,738,000

TOTAL NEW APPROPRIATIONS	₱	164,486,000	₱	54,501,000	₱	53,159,000	₱	272,146,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	95,738

Total Permanent Positions	95,738

Other Compensation Common to All
Personnel Economic Relief Allowance	5,640
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,410
Honoraria	13,710
Mid-Year Bonus - Civilian	7,978
Year End Bonus	7,978
Cash Gift	1,175
Productivity Enhancement Incentive	1,175
Step Increment	239

Total Other Compensation Common to All	39,665

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	175
Lump-Sum for filling of Positions - Civilians	14,418

Total Other Compensation for Specific Groups	14,593

Other Benefits
PAG-IBIG Contributions	283
PhilHealth Contributions	1,069

APRIL 29, 2019	OFFICIAL GAZETTE	395
STATE UNIVERSITIES AND COLLEGES

Employees Compensation Insurance Premiums	283
Retirement Gratuity	11,114
Terminal Leave	1,741

Total Other Benefits	14,490

Total Personnel Services	164,486

Maintenance and Other Operating Expenses
Travelling Expenses	1,641
Training and Scholarship Expenses	376
Supplies and Materials Expenses	21,701
Utility Expenses	3,191
Communication Expenses	1,879
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	10,000
General Services	4,960
Repairs and Maintenance	4,761
Taxes, Insurance Premiums and Other Fees Other Maintenance and Operating Expenses	1,175
Advertising Expenses	50
Representation Expenses	1,716
Membership Dues and Contributions to Organizations	155
Subscription Expenses	100
Other Maintenance and Operating Expenses	2,664

Total Maintenance and Other Operating Expenses	54,501

Total Current Operating Expenditures	218,907

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	53,159

Total Capital Outlays	53,159

TOTAL NEW APPROPRIATIONS	272,146

396	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

E.1. BATANES STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	50,275,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	11,215,000	₱	2,329,000	₱		₱	13,544,000
Support to Operations				122,000				122,000
Operations		16,529,000		5,480,000		14,600,000		36,609,000

HIGHER EDUCATION PROGRAM		16,529,000		5,480,000		14,600,000		36,609,000

TOTAL NEW APPROPRIATIONS	₱	27,744,000	₱	7,931,000	₱	14,600,000	₱	50,275,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	9,868,000	₱	2,329,000	₱		₱	12,197,000
Administration of Personnel Benefits		1,347,000						1,347,000

Sub-total, General Administration and Support		11,215,000		2,329,000				13,544,000

Support to Operations
Auxilliary Services				122,000				122,000

Sub-total, Support to Operations				122,000				122,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		16,529,000		5,480,000		14,600,000		36,609,000

APRIL 29, 2019	OFFICIAL GAZETTE	397
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM		16,529,000		5,480,000		14,600,000		36,609,000

Provision of Higher Education Services		16,529,000		5,480,000				22,009,000

Project(s)
Locally-Funded Project(s)						14,600,000		14,600,000

Construction of Agriculture Laboratory Building						14,600,000		14,600,000

Sub-total, Operations		16,529,000		5,480,000		14,600,000		36,609,000

TOTAL NEW APPROPRIATIONS	₱	27,744,000	₱	7,931,000	₱	14,600,000	₱	50,275,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

. Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	18,146

Total Permanent Positions	18,146

Other Compensation Common to All
Personnel Economic Relief Allowance	1,152
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	288
Honoraria	96
Mid-Year Bonus - Civilian	1,512
Year End Bonus	1,512
Cash Gift	240
Productivity Enhancement Incentive	240
Step Increment	45

Total Other Compensation Common to All	5,289

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	127
Lump-Sum for filling of Positions - Civilian	1,286
Anniversary Bonus - Civilian	141

Total Other Compensation for Specific Groups	1,554

Other Benefits
PAG-IBIG Contributions	57
PhilHealth Contributions	218
Employees Compensation Insurance Premiums	57
Loyalty Award - Civilian	61

Total Other Benefits	393

398	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Non-Permanent Positions	2,362

Total Personnel Services	27,744

Maintenance and Other Operating Expenses
Travelling Expenses	3,109
Training and Scholarship Expenses	536
Supplies and Materials Expenses	2,002
Utility Expenses	1,317
Communication Expenses	480
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	99
Professional Services	20
Repairs and Maintenance	98
Taxes, Insurance Premiums and Other Fees	50
Labor and Wages	45
Other Maintenance and Operating Expenses
Membership Dues and Contributions to Organizations	100
Other Maintenance and Operating Expenses	75

Total Maintenance and Other Operating Expenses	7,931

Total Current Operating Expenditures	35,675

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	14,600

Total Capital Outlays	14,600

TOTAL NEW APPROPRIATIONS	50,275

E.2. CAGAYAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	753,884,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	152,888,000	₱	25,112,000	₱		₱	178,000,000
Support to Operations		18,581,000		2,153,000				20,734,000
Operations		403,255,000		53,908,000		97,987,000		555,150,000

HIGHER EDUCATION PROGRAM		380,881,000		35,936,000		97,987,000		514,804,000

APRIL 29, 2019	OFFICIAL GAZETTE	399
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM		20,772,000		816,000				21,588,000
RESEARCH PROGRAM		1,452,000		11,163,000				12,615,000
TECHNICAL ADVISORY EXTENSION PROGRAM		150,000		5,993,000				6,143,000

TOTAL NEW APPROPRIATIONS	₱	574,724,000	₱	81,173,000	₱	97,987,000	₱	753,884,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	76,594,000	₱	25,112,000	₱		₱	101,706,000
Administration of Personnel Benefits		76,294,000						76,294,000

Sub-total, General Administration and Support		152,888,000		25,112,000				178,000,000

Support to Operations
Auxilliary Services		18,581,000		2,153,000				20,734,000

Sub-total, Support to Operations		18,581,000		2,153,000				20,734,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		380,881,000		35,936,000		97,987,000		514,804,000

HIGHER EDUCATION PROGRAM		380,881,000		35,936,000		97,987,000		514,804,000

Provision of Higher Education Services		380,881,000		35,936,000				416,817,000

Project(s)
Locally-Funded Project(s)						97,987,000		97,987,000

Construction of Two Storey Academic and Laboratory Building, Lasam Campus						32,000,000		32,000,000
Completion of College of Teacher Education (CTE) Building, Sanchez Mira Campus						15,987,000		15,987,000
Rehabilitation of CSU Piat College of Agriculture Building						20,000,000		20,000,000
Construction of School Building in the College of Fisheries for Laboratory Research and Development, Aparri Campus						30,000,000		30,000,000

400	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Higher Education Research Improved to Promote Economic Productivity and Innovation		22,224,000		11,979,000				34,203,000

ADVANCED EDUCATION PROGRAM		20,772,000		816,000				21,588,000

Provision of Advanced Education Services		20,772,000		816,000				21,588,000
RESEARCH PROGRAM		1,452,000		11,163,000				12,615,000

Conduct of Research Services		1,452,000		6,148,000				7,600,000
Project(s)
Locally-Funded Project(s)				5,015,000				5,015,000

Natural Product Research and Innovation Center (NPRIC)				5,015,000				5,015,000
Community Engagement Increased		150,000		5,993,000				6,143,000

TECHNICAL ADVISORY EXTENSION PROGRAM		150,000		5,993,000				6,143,000

Provision of Extension Services		150,000		3,114,000				3,264,000
Project(s)
Locally-Funded Project(s)				2,879,000				2,879,000

Implementation of Technical and Vocational Education and Training (TVET) Program				2,879,000				2,879,000

Sub-total, Operations		403,255,000		53,908,000		97,987,000		555,150,000

TOTAL NEW APPROPRIATIONS	₱	574,724,000	₱	81,173,000	₱	97,987,000	₱	753,884,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	378,020

Total Permanent Positions	378,020

Other Compensation Common to All
Personnel Economic Relief Allowance	22,992
Representation Allowance	300
Transportation Allowance	300
Clothing and Uniform Allowance	5,748
Honoraria	4,462
Mid-Year Bonus - Civilian	31,502
Year End Bonus	31,502

APRIL 29, 2019	OFFICIAL GAZETTE	401
STATE UNIVERSITIES AND COLLEGES

Cash Gift	4,790
Productivity Enhancement Incentive	4,790
Step Increment	945

Total Other Compensation Common to All	107,331

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,348
Lump-Sum of filling of Positions-Civilians	75,607

Total Other Compensation for Specific Groups	76,955

Other Benefits
PAG-IBIG Contributions	1,150
PhilHealth Contributions	4,245
Employees Compensation Insurance Premiums	1,150
Loyalty Award - Civilian	700
Terminal Leave	687

Total Other Benefits	7,932

Non-Permanent Positions	4,486

Total Personnel Services	574,724

Maintenance and Other Operating Expenses
Travelling Expenses	10,045
Training and Scholarship Expenses	5,700
Supplies and Materials Expenses	21,390
Utility Expenses	16,600
Communication Expenses	3,764
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	162
Professional Service	6,810
General Services	2,600
Repairs and Maintenance	3,384
Taxes, Insurance Premiums and Other Fees	6,280
Labor and Wages	180
Other Maintenance and Operating Expenses
Advertising Expenses	230
Printing and Publication Expenses	160
Representation Expenses	2,590
Transportation and Delivery Expenses	155
Rent/Lease Expenses	160
Membership Dues and Contributions to Organizations	185
Subscription Expenses	40
Other Maintenance and Operating Expenses	738

Total Maintenance and Other Operating Expenses	81,173

Total Current Operating Expenditures	655,897

402	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	97,987

Total Capital Outlays	97,987

TOTAL NEW APPROPRIATIONS	753,884

E.3. ISABELA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱1,054,683,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	215,874,000	₱	15,109,000	₱		₱	230,983,000
Support to Operations		6,301,000		4,966,000		40,500,000		51,767,000
Operations		614,616,000		67,317,000		90,000,000		771,933,000

HIGHER EDUCATION PROGRAM		572,418,000		51,475,000		90,000,000		713,893,000
ADVANCED EDUCATION PROGRAM		13,259,000		3,608,000				16,867,000
RESEARCH PROGRAM		6,821,000		10,517,000				17,338,000
TECHNICAL ADVISORY EXTENSION PROGRAM		22,118,000		1,717,000				23,835,000

TOTAL NEW APPROPRIATIONS	₱	836,791,000	₱	87,392,000	₱	130,500,000	₱	1,054,683,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	94,439,000	₱	15,109,000	₱	₱	109,548,000
Administration of Personnel Benefits		121,435,000					121,435,000

Sub-total, General Administration and Support		215,874,000		15,109,000			230,983,000

APRIL 29, 2019	OFFICIAL GAZETTE	403
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxilliary Services	6,301,000	4,966,000	5,500,000	16,767,000
Project(s)
Locally-Funded Project(s)			35,000,000	35,000,000

Rehabilitation of Oval and Grandstand, Echague Campus			10,000,000	10,000,000
Renovation of Gymnasium, Roxas Campus			20,000,000	20,000,000
Completion of Campus Gymnasium, Angadanan Campus			5,000,000	5,000,000

Sub-total, Support to Operations	6,301,000	4,966,000	40,500,000	51,767,000

Operations	614,616,000	67,317,000	90,000,000	771,933,000

Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased	572,418,000	51,475,000	90,000,000	713,893,000

HIGHER EDUCATION PROGRAM	572,418,000	51,475,000	90,000,000	713,893,000

Provision of Higher Education Services	572,418,000	51,475,000	20,000,000	643,893,000

Project(s)
Locally-Funded Project(s)			70,000,000	70,000,000

Completion of Three Storey Multi-Purpose Building Housing Campus Physical Fitness Center and Student Offices, Jones Campus			3,000,000	3,000,000
Completion of Multi-Purpose Building, San Mateo Campus			6,000,000	6,000,000
Renovation and Improvement of Forestry and Environmental Management Building, Cabagan Campus			5,000,000	5,000,000
Completion of General Education Building, Echague Branch			6,000,000	6,000,000
Renovation and Improvement of Development Communication Arts and Sciences Building, Cabagan Campus			5,000,000	5,000,000
Renovation of Graduate School Building, Echague Campus			5,000,000	5,000,000
Construction of Five Storey Academic Building Phase I, Santiago City Campus			20,000,000	20,000,000
Construction of Academic Building, Cabagan Campus			20,000,000	20,000,000
Higher Education Research Improved to promote Economic Productivity and Innovation	20,080,000	14,125,000		34,205,000

ADVANCED EDUCATION PROGRAM	13,259,000	3,608,000		16,867,000

Provision of Advanced Education Services	13,259,000	3,608,000		16,867,000
RESEARCH PROGRAM	6,821,000	10,517,000		17,338,000

Conduct of Research Services	6,821,000	10,517,000		17,338,000

404	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Community Engagement Increased		22,118,000		1,717,000				23,835,000

TECHNICAL ADVISORY EXTENSION PROGRAM		22,118,000		1,717,000				23,835,000

Provision of Extension Services		22,118,000		1,717,000				23,835,000

Sub-total, Operations		614,616,000		67,317,000		90,000,000		771,933,000

TOTAL NEW APPROPRIATIONS	₱	836,791,000	₱	87,392,000	₱	130,500,000	₱	1,054,683,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	553,587

Total Permanent Positions	553,587

Other Compensation Common to All
Personnel Economic Relief Allowance	29,016
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	7,254
Honoraria	2,452
Mid-Year Bonus - Civilian	46,133
Year End Bonus	46,133
Cash Gift	6,045
Productivity Enhancement Incentive	6,045
Step Increment	1,383

Total Other Compensation Common to All	144,965

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	2,544
Lump-Sum for filling Positions-Civilian	39,321

Total Other Compensation for Specific Groups	41,865

Other Benefits
PAG-IBIG Contributions	1,451
PhilHealth Contributions	5,592
Employees Compensation Insurance Premiums	1,451
Retirement Gratuity	61,942
Loyalty Award - Civilian	620
Terminal Leave	20,172

Total Other Benefits	91,228

APRIL 29, 2019	OFFICIAL GAZETTE	405
STATE UNIVERSITIES AND COLLEGES

Non-Permanent Positions	5,146

Total Personnel Services	836,791

Maintenance and Other Operating Expenses
Travelling Expenses	4,576
Training and Scholarship Expenses	5,866
Supplies and Materials Expenses	26,856
Utility Expenses	12,166
Communication Expenses	3,313
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	401
Professional Services	3,611
General Services	10,510
Repairs and Maintenance	10,437
Taxes, Insurance Premiums and Other Fees	998
Labor and Mages	3,831
Other Maintenance and Operating Expenses
Advertising Expenses	30
Printing and Publication Expenses	562
Representation Expenses	2,218
Transportation and Delivery Expenses	69
Rent/Lease Expenses	202
Membership Dues and Contributions to Organizations	94
Subscription Expenses	1,388
Other Maintenance and Operating Expenses	264

Total Maintenance and Other Operating Expenses	87,392

Total Current Operating Expenditures	924,183

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	105,000
Machinery and Equipment Outlay	20,000
Transportation Equipment Outlay	5,500

Total Capital Outlays	130,500

TOTAL NEW APPROPRIATIONS	1,054,683

E.4. NUEVA VIZCAYA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	497,201,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

406	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS
General Administration and Support	₱	85,626,000	₱	24,666,000	₱	13,500,000	₱	123,792,000
Support to Operations		9,652,000		213,000				9,865,000
Operations		274,661,000		27,481,000		61,402,000		363,544,000

HIGHER EDUCATION PROGRAM		250,355,000		25,501,000		59,402,000		335,258,000
ADVANCED EDUCATION PROGRAM		4,307,000		88,000				4,395,000
RESEARCH PROGRAM		8,216,000		1,452,000		2,000,000		11,668,000
TECHNICAL ADVISORY EXTENSION PROGRAM		11,783,000		440,000				12,223,000

TOTAL NEW APPROPRIATIONS	₱	369,939,000	₱	52,360,000	₱	74,902,000	₱	497,201,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	47,433,000	₱	24,666,000	₱	6,500,000	₱	78,599,000
Administration of Personnel Benefits		38,193,000						38,193,000
Project(s)
Locally-Funded Project(s)						7,000,000		7,000,000

Improvement of Mater Source and Mater System						7,000,000		7,000,000

Sub-total, General Administration and Support		85,626,000		24,666,000		13,500,000		123,792,000

Support to Operations
Auxiliary Services		9,652,000		213,000				9,865,000

Sub-total, Support to Operations		9,652,000		213,000				9,865,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		250,355,000		25,501,000		59,402,000		335,258,000

APRIL 29, 2019	OFFICIAL GAZETTE	407
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM	250,355,000	25,501,000	59,402,000	335,258,000

Provision of Higher Education Services	250,355,000	25,501,000		275,856,000

Project(s)
Locally-Funded Project(s)			59,402,000	59,402,000

Completion of Analytical and Crop Protection Laboratory Building			5,000,000	5,000,000
Completion of Veterinary Medicine Building and Facility			5,000,000	5,000,000
Repair and Rehabilitation of College of Forestry Building 1			1,062,000	1,062,000
Repair and Rehabilitation of College of University of Athletic Grandstand			2,500,000	2,500,000
Repair and Rehabilitation of College of Forestry Building 2			1,141,000	1,141,000
Repair and Rehabilitation of Athletic Bleacher			3,500,000	3,500,000
Repair and Rehabilitation of College of Engineering Annex Building			1,187,000	1,187,000
Repair and Rehabilitation of University Grandstand Comfort Rooms			500,000	500,000
Repair and Rehabilitation of College of Engineering E-Lab Building			1,097,000	1,097,000
Repair and Rehabilitation of Cafeteria Building			1,900,000	1,900,000
Repair and Rehabilitation of Business and Economics Building			1,379,000	1,379,000
Repair and Rehabilitation of College of Teacher Education Building			500,000	500,000
Repair and Rehabilitation of Library Building			1,036,000	1,036,000
Repair and Rehabilitation of Automotive Service Center			250,000	250,000
Repair and Rehabilitation of Human Ecology Building			1,653,000	1,653,000
Repair and Rehabilitation of Graphic Arts Building			1,500,000	1,500,000
Repair and Rehabilitation of Fishery Net Laboratory Building			641,000	641,000
Repair and Rehabilitation of Boy’s Dormitory			500,000	500,000
Repair and Rehabilitation of Office of Student Affairs			653,000	653,000
Repair and Rehabilitation of Medical/Dental/Office of Student Affairs Building			250,000	250,000
Repair and Rehabilitation of College of Agriculture Building			1,173,000	1,173,000

408	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Repair and Rehabilitation of College of Teacher Education Building 1						1,113,000		1,113,000
Repair and Rehabilitation of Teacher Education Building 2						1,087,000		1,087,000
Repair and Rehabilitation of Concrete Bridge						2,300,000		2,300,000
Repair and Rehabilitation of Irrigation Canal Slope Protection						3,355,000		3,355,000
Repair and Rehabilitation of College of Forestry Building 2						1,125,000		1,125,000
Improvement of Gymnasium and Facilities						10,000,000		10,000,000
Acquisition of IT Equipment and Licensing of Software						8,000,000		8,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		12,523,000		1,540,000		2,000,000		16,063,000

ADVANCED EDUCATION PROGRAM		4,307,000		88,000				4,395,000

Provision of Advanced Education Services		4,307,000		88,000				4,395,000
RESEARCH PROGRAM		8,216,000		1,452,000		2,000,000		11,668,000

Conduct of Research Services		8,216,000		1,452,000				9,668,000
Project(s)
Locally-Funded Project(s)						2,000,000		2,000,000

Repair of REBD Building						2,000,000		2,000,000
Community Engagement Increased		11,783,000		440,000				12,223,000

TECHNICAL ADVISORY EXTENSION PROGRAM		11,783,000		440,000				12,223,000

Provision of Extension Services		11,783,000		440,000				12,223,000

Sub-total, Operations		274,661,000		27,481,000		61,402,000		363,544,000

TOTAL NEW APPROPRIATIONS	₱	369,939,000	₱	52,360,000	₱	74,902,000	₱	497,201,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	251,666

Total Permanent Positions	251,666

APRIL 29, 2019	OFFICIAL GAZETTE	409
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	13,608
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	3,402
Honoraria	3,794
Mid-Year Bonus - Civilian	20,971
Year End Bonus	20,971
Cash Gift	2,835
Productivity Enhancement Incentive	2,835
Step Increment	628

Total Other Compensation Common to All	69,524

Other Compensation for Specific Groups
Magna Carta for Public Health Markers	1,168
Lump-Sum for filling of Positions-Civilian	32,307
Anniversary Bonus - Civilian	1,935

Total Other Compensation for Specific Groups	35,410

Other Benefits
PAG-IBIG Contributions	679
PhilHealth Contributions	2,551
Employees Compensation Insurance Premiums	679
Loyalty Award - Civilian	520
Terminal Leave	5,886

Total Other Benefits	10,315

Non-Personnel Positions	3,024

Total Personnel Services	369,939

Maintenance and Other Operating Expenses
Travelling Expenses	3,726
Training and Scholarship Expenses	11,401
Supplies and Materials Expenses	10,460
Utility Expenses	7,519
Communication Expenses	1,154
Awards/Rewards and Prizes	45
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	120
Professional Services	3,795
General Services	7,173
Repairs and Maintenance	1,200
Taxes, Insurance Premiums and Other Fees	2,897
Other Maintenance and Operating Expenses
Advertising Expenses	42
Printing and Publication Expenses	100
Representation Expenses	1,350
Transportation and Delivery Expenses	1,350
Membership Dues and Contributions to Organizations	28

Total Maintenance and Other Operating Expenses	52,360

Total Current Operating Expenditures	422,299

410	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	7,000
Buildings and Other Structures	53,402
Machinery and Equipment Outlay	10,000
Transportation Equipment Outlay	4,500

Total Capital Outlays	74,902

TOTAL NEW APPROPRIATIONS	497,201

E.5. QUIRINO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	171,734,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	23,886,000	₱	18,330,000	₱	5,000,000	₱	47,216,000
Support to Operations		5,824,000		5,640,000				11,464,000
Operations		100,045,000		7,909,000		5,100,000		113,054,000

HIGHER EDUCATION PROGRAM		80,555,000		6,372,000				86,927,000
ADVANCED EDUCATION PROGRAM		1,903,000		198,000				2,101,000
RESEARCH PROGRAM		7,279,000		978,000				8,257,000
TECHNICAL ADVISORY EXTENSION PROGRAM		10,308,000		361,000		5,100,000		15,769,000

TOTAL NEW APPROPRIATIONS	₱	129,755,000	₱	31,879,000	₱	10,100,000	₱	171,734,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

APRIL 29, 2019	OFFICIAL GAZETTE	411
STATE UNIVERSITIES AND COLLEGES

PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,642,000	₱	18,330,000	₱		₱	40,972,000
Administration of Personnel Benefits		1,244,000						1,244,000
Project(s)
Locally-Funded Project(s)						5,000,000		5,000,000

Improvement of Administration Building, Maddela Campus						5,000,000		5,000,000

Sub-total, General Administration and Support		23,886,000		18,330,000		5,000,000		47,216,000

Support to Operations
Auxiliary Services		5,824,000		5,640,000				11,464,000

Sub-total, Support to Operations		5,824,000		5,640,000				11,464,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		80,555,000		6,372,000				86,927,000

HIGHER EDUCATION PROGRAM		80,555,000		6,372,000				86,927,000

Provision of Higher Education Services		80,555,000		6,372,000				86,927,000

Higher Education Research Improved to Promote Economic Productivity and Innovation		9,182,000		1,176,000				10,358,000

ADVANCED EDUCATION PROGRAM		1,903,000		198,000				2,101,000

Provision of Advanced Education Services		1,903,000		198,000				2,101,000
RESEARCH PROGRAM		7,279,000		978,000				8,257,000

Conduct of Research Services		7,279,000		978,000				8,257,000
Community Engagement Increased		10,308,000		361,000		5,100,000		15,769,000

TECHNICAL ADVISORY EXTENSION PROGRAM		10,308,000		361,000		5,100,000		15,769,000

Provision of Extension Services		10,308,000		361,000		5,100,000		15,769,000

Sub-total, Operations		100,045,000		7,909,000		5,100,000		113,054,000

TOTAL NEW APPROPRIATIONS	₱	129,755,000	₱	31,879,000	₱	10,100,000	₱	171,734,000

412	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	96,250

Total Permanent Positions	96,250

Other Compensation Common to All
Personnel Economic Relief Allowance	6,576
Representation Allowance	228
Transportation Allowance	228
Clothing and Uniform Allowance	1,644
Honoraria	1,903
Mid-Year Bonus - Civilian	8,021
Year End Bonus	8,021
Cash Gift	1,370
Productivity Enhancement Incentive	1,370
Step Increment	241

Total Other Compensation Common to All	29,602

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	374

Total Other Compensation for Specific Groups	374

Other Benefits
PAG-IBIG Contributions	329
PhilHealth Contributions	1,145
Employees Compensation Insurance Premiums	329
Loyalty Award - Civilian	155
Terminal leave	1,244

Total Other Benefits	3,202

Non-Permanent Positions	327

Total Personnel Services	129,755

Maintenance and Other Operating Expenses
Travelling Expenses	1,597
Training and Scholarship Expenses	2,580
Supplies and Materials Expenses	10,520
Utility Expenses	7,760
Communication Expenses	235

APRIL 29, 2019	OFFICIAL GAZETTE	413
STATE UNIVERSITIES AND COLLEGES

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	306
General Services	4,013
Repairs and Maintenance	2,100
Taxes, Insurance Premiums and Other Fees	1,328
Labor and Wages	600
Other Maintenance and Operating Expenses
Advertising Expenses	79
Printing and Publication Expenses	219
Representation Expenses	273
Membership Dues and Contributions to Organizations	118
Subscription Expenses	33

Total Maintenance and Other Operating Expenses	31,879

Total Current Operating Expenditures	161,634

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	5,000
Transportation Equipment Outlay	5,100

Total Capital Outlays	10,100

TOTAL NEW APPROPRIATIONS	171,734

414	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

F.1. AURORA STATE COLLEGE OF TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	155,973,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	24,951,000	₱	7,668,000	₱		₱	32,619,000
Support to Operations		3,689,000		879,000				4,568,000
Operations		52,476,000		13,110,000		53,200,000		118,786,000

HIGHER EDUCATION PROGRAM		52,476,000		11,067,000		53,200,000		116,743,000
RESEARCH PROGRAM				1,022,000				1,022,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,021,000				1,021,000

TOTAL NEW APPROPRIATIONS	₱	81,116,000	₱	21,657,000	₱	53,200,000	₱	155,973,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,556,000	₱	7,668,000	₱		₱	28,224,000
Administration of Personnel Benefits		4,395,000						4,395,000

Sub-total, General Administration and Support		24,951,000		7,668,000				32,619,000

Support to Operations
Auxiliary Services		3,689,000		879,000				4,568,000

Sub-total, Support to Operations		3,689,000		879,000				4,568,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		52,476,000		11,067,000		53,200,000		116,743,000

APRIL 29, 2019	OFFICIAL GAZETTE	415
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM		52,476,000		11,067,000		53,200,000		116,743,000

Provision of Higher Education Services		52,476,000		11,067,000		12,500,000		76,043,000
Project(s)
Locally-Funded Project(s)						40,700,000		40,700,000

Construction of Three-Storey Male Dormitory						13,700,000		13,700,000
Three-Storey ASCOT Mostel, Zabali Campus						22,000,000		22,000,000
Construction of Indigenous People’s Center, ASCOT Casiguran Campus						5,000,000		5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation				1,022,000				1,022,000

RESEARCH PROGRAM				1,022,000				1,022,000

Conduct of Research Services				1,022,000				1,022,000
Community Engagement Increased				1,021,000				1,021,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,021,000				1,021,000

Provision of Extension Services				1,021,000				1,021,000

Sub-total, Operations		52,476,000		13,110,000		53,200,000		118,786,000

TOTAL NEW APPROPRIATIONS	₱	81,116,000	₱	21,657,000	₱	53,200,000	₱	155,973,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	55,571

Total Permanent Positions	55,571

Other Compensation Common to All
Personnel Economic Relief Allowance	3,312
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	828
Honoraria	2,999
Mid-Year Bonus - Civilian	4,631

416	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Year End Bonus	4,631
Cash Gift	690
Productivity Enhancement Incentive	690
Step Increment	139

Total Other Compensation Common to All	18,256

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	115
Lump-sum for filling of Positions - Civilian	275
Anniversary Bonus - Civilian	435

Total Other Compensation for Specific Groups	825

Other Benefits
PAG-IBIG Contributions	166
PhilHealth Contributions	585
Employees Compensation Insurance Premiums	166
Retirement Gratuity	3,609
Loyalty Award - Civilian	125
Terminal Leave	511

Total Other Benefits	5,162

Non-Permanent Positions	1,302

Total Personnel Services	81,116

Maintenance and Other Operating Expenses
Travelling Expenses	3,832
Training and Scholarship Expenses	965
Supplies and Materials Expenses	3,345
Utility Expenses	2,125
Communication Expenses	450
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	4,984
General Services	684
Repairs and Maintenance	1,820
Taxes, Insurance Premiums and Other Fees	300
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	100
Representation Expenses	530
Transportation and Delivery Expenses	100
Rent/Lease Expenses	168
Membership Dues and Contributions to Organizations	400
Subscription Expenses	50
Donations	22
Other Maintenance and Operating Expenses	1,564

Total Maintenance and Other Operating Expenses	21,657

Total Current Operating Expenditures	102,773

APRIL 29, 2019	OFFICIAL GAZETTE	417
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	40,700
Transportation Equipment Outlay	12,500

Total Capital Outlays	53,200

TOTAL NEW APPROPRIATIONS	155,973

F.2. BATAAN PENINSULA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	540,283,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	63,457,000	₱	9,508,000	₱		₱	72,965,000
Support to Operations		11,052,000		3,183,000				14,235,000
Operations		206,910,000		39,768,000		206,405,000		453,083,000

HIGHER EDUCATION PROGRAM		200,443,000		34,177,000		206,405,000		441,025,000
RESEARCH PROGRAM		4,161,000		3,624,000				7,785,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,306,000		1,967,000				4,273,000

TOTAL NEW APPROPRIATIONS	₱	281,419,000	₱	52,459,000	₱	206,405,000	₱	540,283,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	45,652,000	₱	9,508,000	₱		₱	55,160,000
Administration of Personnel Benefits		17,805,000						17,805,000

Sub-total, General Administration and Support		63,457,000		9,508,000				72,965,000

418	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Support to Operations
Auxiliary Services		11,052,000		3,183,000				14,235,000

Sub-total, Support to Operations		11,052,000		3,183,000				14,235,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		200,443,000		34,177,000		206,405,000		441,025,000

HIGHER EDUCATION PROGRAM		200,443,000		34,177,000		206,405,000		441,025,000

Provision of Higher Education Services		200,443,000		34,177,000		7,000,000		241,620,000
Project(s)
Locally-Funded Project(s)						199,405,000		199,405,000

Rehabilitation of Water System, Dinalupihan Campus						4,000,000		4,000,000
Rehabilitation of Water system, Balanga Campus						7,833,000		7,833,000
Rehabilitation of Poultry and Livestock Building inclusive of Laboratory Facilities, Equipment and Furniture, Abucay Campus						10,500,000		10,500,000
Upgrading of Electrical System, Dinalupihan Campus						4,500,000		4,500,000
Rehabilitation of Three-Storey Science Building (Engineering and Technology Program), Main Campus						52,472,000		52,472,000
Completion of Two-Storey Academic Building 2 Abucay Campus						40,000,000		40,000,000
Rehabilitation of Two-Storey Academic Building (Fisher is Program), Orani Campus						17,500,000		17,500,000
Completion of College of Nursing and Midwifery Phase 3, Main Campus						22,000,000		22,000,000
Rehabilitation of One-Storey Building into Three-Storey Academic Building, Dinalupihan Campus						40,600,000		40,600,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		4,161,000		3,624,000				7,785,000

RESEARCH PROGRAM		4,161,000		3,624,000				7,785,000

Conduct of Research Services		4,161,000		3,624,000				7,785,000
Community Engagement Increased		2,306,000		1,967,000				4,273,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,306,000		1,967,000				4,273,000

Provision of Extension Services		2,306,000		1,967,000				4,273,000

Sub-total, Operations		206,910,000		39,768,000		206,405,000		453,083,000

TOTAL NEW APPROPRIATIONS	₱	281,419,000	₱	52,459,000	₱	206,405,000	₱	540,283,000

APRIL 29, 2019	OFFICIAL GAZETTE	419
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	194,425

Total Permanent Positions	194,425

Other Compensation Common to All
Personnel Economic Relief Allowance	11,640
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,910
Honoraria	9,734
Mid-Year Bonus - Civilian	16,202
Year End Bonus	16,202
Cash Gift	2,425
Productivity Enhancement Incentive	2,425
Step Increment	486

Total Other Compensation Common to All	62,504

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	845
Lump-Sum for filling of Positions - Civilian	17,552

Total Other Compensation for Specific Groups	18,397

Other Benefits
PAG-IBIG Contributions	582
PhilHealth Contributions	2,294
Employees Compensation Insurance Premiums	582
Loyalty Award - Civilian	315
Terminal Leave	253

Total Other Benefits	4,026

Non-Permanent Positions	2,067

Total Personnel Services	281,419

Maintenance and Other Operating Expenses
Travelling Expenses	3,627
Training and Scholarship Expenses	8,442
Supplies and Materials Expenses	16,826
Utility Expenses	16,837
Communication Expenses	1,600

420	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	1,410
Repairs and Maintenance	1,872
Taxes, Insurance Premiums and Other Fees	264
Labor and Wages	120
Other Maintenance and Operating Expenses
Advertising Expenses	160
Transportation and Delivery Expenses	33
Rent/Lease Expenses	343
Membership Dues and Contributions to Organizations	300
Subscription Expenses	293
Other Maintenance and Operating Expenses	200

Total Maintenance and Other Operating Expenses	52,459

Total Current Operating Expenditures	333,878

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	16,333
Buildings and Other Structures	149,072
Machinery and Equipment Outlay	16,500
Transportation and Equipment Outlay	7,000
Furniture, Fixtures and Books Outlay	17,500

Total Capital Outlays	206,405

TOTAL NEW APPROPRIATIONS	540,283

F.3. BULACAN AGRICULTURAL STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	207,947,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	18,112,000	₱	9,110,000	₱		₱	27,222,000
Support to Operations		3,064,000		1,648,000				4,712,000
Operations		76,448,000		32,565,000		67,000,000		176,013,000

HIGHER EDUCATION PROGRAM		70,118,000		29,611,000		67,000,000		166,729,000
RESEARCH PROGRAM		3,151,000		2,122,000				5,273,000

APRIL 29, 2019	OFFICIAL GAZETTE	421
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM		3,179,000		832,000		4,011,000

TOTAL NEW APPROPRIATIONS	₱	97,624,000	₱	43,323,000	₱	67,000,000	₱	207,947,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	14,930,000	₱	9,110,000	₱		₱	24,040,000
Administration of Personnel Benefits		3,182,000						3,182,000

Sub-total, General Administration and Support		18,112,000		9,110,000				27,222,000

Support to Operations
Auxiliary Services		3,064,000		1,648,000				4,712,000

Sub-total, Support to Operations		3,064,000		1,648,000				4,712,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		70,118,000		29,611,000		67,000,000		166,729,000

HIGHER EDUCATION PROGRAM		70,118,000		29,611,000		67,000,000		166,729,000

Provision of Higher Education Services including ₱5,000,000 for Tulong Dunong		70,118,000		29,611,000		7,000,000		106,729,000
Project(s)
Locally-Funded Project(s)						60,000,000		60,000,000

Rehabilitation/Rewiring of Three-Storey 15-Classroom Education Building Phase 1						35,000,000		35,000,000
Rehabilitation of 2 Storey 6-Classroom Information Technology Laboratory Building and Acquisition of its Fixtures/Equipment						25,000,000		25,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		3,151,000		2,122,000				5,273,000

RESEARCH PROGRAM		3,151,000		2,122,000				5,273,000

Conduct of Research Services		3,151,000		2,122,000				5,273,000

422	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Community Engagement Increased		3,179,000		832,000		4,011,000

TECHNICAL ADVISORY EXTENSION PROGRAM		3,179,000		832,000				4,011,000

Provision of Extension Services		3,179,000		832,000				4,011,000

Sub-total, Operations		76,448,000		32,565,000		67,000,000		176,013,000

TOTAL NEW APPROPRIATIONS	₱	97,624,000	₱	43,323,000	₱	67,000,000	₱	207,947,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	72,359

Total Permanent Positions	72,359

Other Compensation Common to All
Personnel Economic Relief Allowance	4,152
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	1,038
Honoraria	1,200
Mid-Year Bonus - Civilian	6,031
Year End Bonus	6,031
Cash Gift	865
Step Increment	865
Productivity Enhancement Incentive	181

Total Other Compensation Common to All	20,567

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	112
Lump-Sum for filling of Positions - Civilian	2,713

Total Other Compensation for Specific Groups	2,825

Other Benefits
PAG-IBIG Contributions	208
PhilHealth Contributions	781
Employees Compensation Insurance Premiums	208
Terminal Leave	469

Total Other Benefits	1,666

Non-Permanent Positions	207

Total Personnel Services	97,624

APRIL 29, 2019	OFFICIAL GAZETTE	423
STATE UNIVERSITIES AND COLLEGES

Maintenance and Other Operating Expenses
Travelling Expenses	1,993
Training and Scholarship Expenses	7,152
Supplies and Materials Expenses	11,960
Utility Expenses	5,706
Communication Expenses	1,090
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	200
Repairs and Maintenance	7,050
Taxes, Insurance Premiums and Other Fees	750
Labor and Wages	815
Other Maintenance and Operating Expenses
Advertising Expenses	856
Printing and Publication Expenses	550
Representation Expenses	2,849
Transportation and Delivery Expenses	234
Rent\Lease Expenses	600
Membership Dues and Contributions to Organizations	650
Subscription Expenses	100
Other Maintenance and Operating Expenses	650

Total Maintenance and Other Operating Expenses	43,323

Total Current Operating Expenditures	140,947

Capital Outlays
Property, Plant and Equipment Outlay
Building and Other Structures Outlay	52,000
Machinery and Equipment Outlay	8,000
Transportation Equipment Outlay	7,000

Total Capital Outlays	67,000

TOTAL NEW APPROPRIATIONS	207,947

F.4. BULACAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	783,591,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAM
General Administration and Support	₱	62,829,000	₱	46,894,000	₱	₱	109,723,000
Support to Operations		1,219,000		490,000			1,709,000

424	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations		422,929,000		61,230,000		188,000,000		672,159,000

HIGHER EDUCATION PROGRAM		398,333,000		52,107,000		188,000,000		638,440,000
ADVANCED EDUCATION PROGRAM		3,489,000		6,045,000				9,534,000
RESEARCH PROGRAM		4,271,000		937,000				5,208,000
TECHNICAL ADVISORY EXTENSION PROGRAM		16,836,000		2,141,000				18,977,000

TOTAL NEW APPROPRIATIONS	₱	486,977,000	₱	108,614,000	₱	188,000,000	₱	783,591,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	42,586,000	₱	46,894,000		₱	89,480,000
Administration of Personnel Benefits		20,243,000					20,243,000

Sub-total, General Administration and Support		62,829,000		46,894,000			109,723,000

Support to Operations
Auxiliary Services		1,219,000		490,000			1,709,000

Sub-total, Support to Operations		1,219,000		490,000			1,709,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		398,333,000		52,107,000	188,000,000		638,440,000

HIGHER EDUCATION PROGRAM		398,333,000		52,107,000	188,000,000		638,440,000

Provision of Higher Education Services including ₱5,000,000 for Tulong Dunong		398,333,000		52,107,000	8,000,000		458,440,000
Project(s)
Locally-Funded Project(s)					180,000,000		180,000,000

Construction of Additional Classrooms, BulSU Sarmiento Campus					10,000,000		10,000,000
Construction of School Building (Phase II), College of Engineering					70,000,000		70,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	425
STATE UNIVERSITIES AND COLLEGES

Construction of Seven-Storey e-Library Building (Phase III)						100,000,000		100,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		7,760,000		6,982,000				14,742,000

ADVANCED EDUCATION PROGRAM		3,489,000		6,045,000				9,534,000

Provision of Advanced Education Services		3,489,000		6,045,000				9,534,000
RESEARCH PROGRAM		4,271,000		937,000				5,208,000

Conduct of Research Services		4,271,000		937,000				5,208,000
Community Engagement Increased		16,836,000		2,141,000				18,977,000

TECHNICAL ADVISORY EXTENSION PROGRAM		16,836,000		2,141,000				18,977,000

Provision of Extension Services		16,836,000		2,141,000				18,977,000

Sub-total, Operations		422,929,000		61,230,000		188,000,000		672,159,000

TOTAL NEW APPROPRIATIONS	₱	486,977,000	₱	108,614,000	₱	188,000,000	₱	783,591,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	362,891

Total Permanent Positions	362,891

Other Compensation Common to All
Personnel Economic Relief Allowance	19,200
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	4,800
Honoraria	3,037
Mid-Year Bonus - Civilian	30,240
Year End Bonus	30,240
Cash Gift	4,000
Productivity Enhancement Incentive	4,000
Step Increment	908

Total Other Compensation Common to All	96,905

426	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	347
Lump-Sum for filling of Position - Civilian	18,340

Total Other Compensation for Specific Groups	18,687

Other Benefits
PAG-IBIG Contributions	960
PhilHealth Contributions	3,779
Employees Compensation Insurance Premiums	960
Loyalty Award - Civilian	491
Terminal Leave	1,903

Total Other Benefits	8,093

Non-Permanent Positions	401

Total Personnel Services	486,977

Maintenance and Other Operating Expenses
Travelling Expenses	7,526
Training and Scholarship Expenses	10,287
Supplies and Materials Expenses	16,429
Utility Expenses	29,216
Communication Expenses	3,406
Awards/Rewards and Prizes	600
Survey, Research, Exploration and Development Expenses	26
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	1,325
General Services	22,336
Repairs and Maintenance	10,526
Taxes, Insurance Premiums and Other Fees	2,300
Other Maintenance and Operating Expenses
Advertising Expenses	130
Printing and Publication Expenses	250
Representation Expenses	2,260
Rent/Lease Expenses	1,000
Membership Dues and Contributions to Organizations	200
Subscription Expenses	165
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	108,614

Total Current Operating Expenditures	595,591

Capital Outlays
Property, Plant and Equipment
Buildings and Other Structures	180,000
Transportation Equipment Outlay	8,000

Total Capital Outlays	188,000

TOTAL NEW APPROPRIATIONS	783,591

APRIL 29, 2019	OFFICIAL GAZETTE	427
STATE UNIVERSITIES AND COLLEGES

F.5. CENTRAL LUZON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	817,022,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	201,969,000	₱	64,896,000	₱		₱	266,865,000
Support to Operations		15,033,000		7,419,000				22,452,000
Operations		361,173,000		76,532,000		90,000,000		527,705,000

HIGHER EDUCATION PROGRAM		311,856,000		26,727,000		90,000,000		428,583,000
ADVANCED EDUCATION PROGRAM				5,775,000				5,775,000
RESEARCH PROGRAM		34,627,000		5,534,000				40,161,000
TECHNICAL ADVISORY EXTENSION PROGRAM		14,690,000		38,496,000				53,186,000

TOTAL NEW APPROPRIATIONS	₱	578,175,000	₱	148,847,000	₱	90,000,000	₱	817,022,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	135,894,000	₱	64,896,000	₱		₱	200,790,000
Administration of Personnel Benefits		66,075,000						66,075,000

Sub-total, General Administration and Support		201,969,000		64,896,000				266,865,000

Support to Operations
Auxiliary Services		15,033,000		7,419,000				22,452,000

Sub-total, Support to Operations		15,033,000		7,419,000				22,452,000

428	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		311,856,000		26,727,000		90,000,000		428,583,000

HIGHER EDUCATION PROGRAM		311,856,000		26,727,000		90,000,000		428,583,000

Provision of Higher Education Services		311,856,000		26,727,000				338,583,000
Project(s)
Locally-Funded Project(s)						90,000,000		90,000,000

Improvement of the Academic Affairs Amphi-Theatre						15,000,000		15,000,000
Completion of Three-Storey Teacher						60,000,000		60,000,000
Education Hall Phase 2						15,000,000		15,000,000
Restoration of the Reiner’s Wall
Higher Education Research Improved to Promote Economic Productivity and Innovation		34,627,000		11,309,000				45,936,000

ADVANCED EDUCATION PROGRAM				5,775,000				5,775,000

Provision of Advanced Education Services				5,775,000				5,775,000
RESEARCH PROGRAM		34,627,000		5,534,000				40,161,000

Conduct of Research Services		34,627,000		5,534,000				40,161,000
Community Engagement Increased		14,690,000		38,496,000				53,186,000

TECHNICAL ADVISORY EXTENSION PROGRAM		14,690,000		38,496,000				53,186,000

Provision of Extension Services		14,690,000		38,496,000				53,186,000

Sub-total, Operations		361,173,000		76,532,000		90,000,000		527,705,000

TOTAL NEW APPROPRIATIONS	₱	578,175,000	₱	148,847,000	₱	90,000,000	₱	817,022,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	395,037

Total Permanent Positions	395,037

APRIL 29, 2019	OFFICIAL GAZETTE	429
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	22,824
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	5,706
Honoraria	3,438
Mid-Year Bonus - Civilian	32,920
Year End Bonus	32,920
Cash Gift	4,755
Productivity Enhancement Incentive	4,755
Step Increment	988

Total Other Compensation Common to All	108,810

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	2,091
Lump-Sum for filling of Positions - Civilian	18,964

Total Other Compensation for Specific Groups	21,055

Other Benefits
PAG-IBIG Contributions	1,140
PhilHealth Contributions	3,882
Employees Compensation Insurance Premiums	1,140
Retirement Gratuity	27,418
Terminal Leave	19,693

Total Other Benefits	53,273

Total Personnel Services	578,175

Maintenance and Other Operating Expenses
Travelling Expenses	8,038
Training and Scholarship Expenses	3,274
Supplies and Materials Expenses	40,450
Utility Expenses	46,212
Communication Expenses	4,853
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,631
General Services	14,844
Repairs and Maintenance	17,687
Other Maintenance and Operating Expenses
Advertising Expenses	40
Printing and Publication Expenses	2,907
Representation Expenses	3,266
Rent/Lease Expenses	2,915
Membership Dues and Contributions to Organizations	2,685
Subscription Expenses	45

Total Maintenance and Other Operating Expenses	148,847

Total Current Operating Expenditures	727,022

430	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Capital Outlays
Property, Plant and Equipment Outlay Buildings and Other Structures	90,000

Total Capital Outlays	90,000

TOTAL NEW APPROPRIATIONS	817,022

F.6. DON HONORIO VENTURA TECHNOLOGICAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	491,877,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	55,130,000	₱	16,097,000	₱		₱	71,227,000
Support to Operations		4,432,000		2,987,000				7,419,000
Operations		176,892,000		28,839,000		207,500,000		413,231,000

HIGHER EDUCATION PROGRAM		171,423,000		25,913,000		207,500,000		404,836,000
RESEARCH PROGRAM		4,132,000		1,758,000				5,890,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,337,000		1,168,000				2,505,000

TOTAL NEW APPROPRIATIONS	₱	236,454,000	₱	47,923,000	₱	207,500,000	₱	491,877,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	33,545,000	₱	16,097,000	₱	₱	49,642,000
Administration of Personnel Benefits		21,585,000					21,585,000

Sub-total, General Administration and Support		55,130,000		16,097,000			71,227,000

APRIL 29, 2019	OFFICIAL GAZETTE	431
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		4,432,000		2,987,000				7,419,000

Sub-total, Support to Operations		4,432,000		2,987,000				7,419,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		171,423,000		25,913,000		207,500,000		404,836,000

HIGHER EDUCATION PROGRAM		171,423,000		25,913,000		207,500,000		404,836,000

Provision of Higher Education Services		171,423,000		25,913,000		8,500,000		205,836,000
Project(s)
Locally-Funded Project(s)						199,000,000		199,000,000

Completion of University Physical Education Facilities and Wellness Center at Extension Lot, Main Campus						70,000,000		70,000,000
Recabling System and Additional ICT Equipment for the Network, Main Campus						30,000,000		30,000,000
Rehabilitation and Improvement of Street Lights at Extension Lot, Main Campus						5,000,000		5,000,000
Rehabilitation of Three-Storey Teacher Education Building, Main Campus						49,000,000		49,000,000
Construction of Three Storey Academic Building, Pampanga Campus						45,000,000		45,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		4,132,000		1,758,000				5,890,000

RESEARCH PROGRAM		4,132,000		1,758,000				5,890,000

Conduct of Research Services		4,132,000		1,758,000				5,890,000
Community Engagement Increased		1,337,000		1,168,000				2,505,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,337,000		1,168,000				2,505,000

Provision of Extension Services		1,337,000		1,168,000				2,505,000

Sub-total, Operations		176,892,000		28,839,000		207,500,000		413,231,000

TOTAL NEW APPROPRIATIONS	₱	236,454,000	₱	47,923,000	₱	207,500,000	₱	491,877,000

432	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	132,359

Total Permanent Positions	132,359

Other Compensation Common to All
Personnel Economic Relief Allowance	8,544
Representation Allowance	342
Transportation Allowance	342
Clothing and Uniform Allowance	2,136
Honoraria	3,828
Mid-Year Bonus - Civilian	11,030
Year End Bonus	11,030
Cash Gift	1,780
Productivity Enhancement Incentive	1,780
Step Increment	331

Total Other Compensation Common to All	41,143

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,819
Lump-Sum for filling of Positions - Civilian	11,203
Anniversary Bonus - Civilian	5,322

Total Other Compensation for Specific Groups	18,344

Other Benefits
PAG-IBIG Contributions	427
PhilHealth Contributions	1,618
Employees Compensation Insurance Premiums	427
Retirement Gratuity	9,641
Loyalty Aard - Civilian	290
Terminal Leave	741

Total Other Benefits	13,144

Non-Permanent Positions	31,464

Total Personnel Services	236,454

Maintenance and Other Operating Expenses
Travelling Expenses	782
Training and Scholarship Expenses	4,567
Supplies and Materials Expenses	20,929

APRIL 29, 2019	OFFICIAL GAZETTE	433
STATE UNIVERSITIES AND COLLEGES

Utility Expenses	6,754
Communication Expenses	646
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	1,200
Repairs and Maintenance	4,697
Taxes, Insurance Premiums and Other Fees	4,523
Other Maintenance and Operating Expenses	803
Advertising Expenses	80
Printing and Publication Expenses	103
Representation Expenses	156
Transportation and Delivery Expenses	206
Membership Dues and Contributions to Organizations	373
Subscription Expenses	218
Other Maintenance and Operating Expenses	1,768

Total Maintenance and Other Operating Expenses	47,923

Total Current Operating Expenditures	284,377

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	5,000
Buildings and Other Structures	164,000
Transportation Equipment Outlay	8,500
Other Property Plant and Equipment Outlay	30,000

Total Capital Outlays	207,500

TOTAL NEW APPROPRIATIONS	491,877

F7. NUEVA ECIJA UNIVERSITY OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	414,106,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	120,288,000	₱	30,691,000	₱		₱	150,979,000
Support to Operations		5,437,000		1,051,000				6,488,000
Operations		217,504,000		21,035,000		18,100,000		256,639,000

HIGHER EDUCATION PROGRAM		204,949,000		14,013,000		18,100,000		237,062,000
ADVANCED EDUCATION PROGRAM		5,100,000		2,402,000				7,502,000

434	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

RESEARCH PROGRAM		4,313,000		1,746,000				6,059,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,142,000		2,874,000				6,016,000

TOTAL NEW APPROPRIATIONS	₱	343,229,000	₱	52,777,000	₱	18,100,000	₱	414,106,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	59,297,000	₱	30,691,000	₱		₱	89,988,000
Administration of Personnel Benefits		60,991,000						60,991,000

Sub-total, General Administration and Support		120,288,000		30,691,000				150,979,000

Support to Operations
Auxiliary Services		5,437,000		1,051,000				6,488,000

Sub-total, Support to Operations		5,437,000		1,051,000				6,488,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		204,949,000		14,013,000		18,100,000		237,062,000

HIGHER EDUCATION PROGRAM		204,949,000		14,013,000		18,100,000		237,062,000

Provision of Higher Education Services		204,949,000		14,013,000				218,962,000
Project(s)
Locally-Funded Project(s)						18,100,000		18,100,000

Completion of mini-convention center Phase 3, Sumacab Campus						10,000,000		10,000,000
Completion of 6-Classroom Academic Building, Sumacab Campus						3,000,000		3,000,000
Rehabilitation of Donated Farmer’s Training Center Sumacab Campus						2,000,000		2,000,000
Renovation of Dormitory Including Repairs/Rehabilitation of Public Toilet Facilities						3,100,000		3,100,000

APRIL 29, 2019	OFFICIAL GAZETTE	435
STATE UNIVERSITIES AND COLLEGES

Higher Education Research Improved to Promote Economic Productivity and Innovation		9,413,000		4,148,000		13,561,000

ADVANCED EDUCATION PROGRAM		5,100,000		2,402,000				7,502,000

Provision of Advanced Education Services		5,100,000		2,402,000				7,502,000
RESEARCH PROGRAM		4,313,000		1,746,000				6,059,000

Conduct of Research Services		4,313,000		1,746,000				6,059,000
Community Engagement Increased		3,142,000		2,874,000				6,016,000

TECHNICAL ADVISORY EXTENSION PROGRAM		3,142,000		2,874,000				6,016,000

Provision of Extension Services		3,142,000		2,874,000				6,016,000

Sub-total, Operations		217,504,000		21,035,000		18,100,000		256,639,000

TOTAL NEW APPROPRIATIONS	₱	343,229,000	₱	52,777,000	₱	18,100,000	₱	414,106,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	210,726

Total Permanent Positions	210,726

Other Compensation Common to All
Personnel Economic Relief Allowance	11,784
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	2,946
Honoraria	2,205
Mid-Year Bonus - Civilian	17,559
Year End Bonus	17,559
Cash Gift	2,455
Productivity Enhancement Incentive	2,455
Step Increment	527

Total Other Compensation Common to All	58,054

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,120
Lump-Sum for filling of Positions - Civilian	60,415
Anniversary Bonus - Civilian	2,500

Total Other Compensation for Specific Groups	64,035

436	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Benefits
PAG-IBIG Contributions	589
PhilHealth Contributions	2,212
Employees Compensation Insurance Premiums	589
Terminal Leave	576

Total Other Benefits	3,966

Non-Permanent Positions	6,448

Total Personnel Services	343,229

Maintenance and Other Operating Expenses
Travelling Expenses	1,522
Training and Scholarship Expenses	1,350
Supplies and Materials Expenses	25,230
Utility Expenses	11,535
Communication Expenses	538
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	417
General Services	1,292
Repairs and Maintenance	3,826
Taxes, Insurance Premiums and Other Fees	3,806
Labor and Wages	916
Other Maintenance and Operating Expenses
Advertising Expenses	253
Printing and Publication Expenses	272
Representation Expenses	586
Rent/Lease Expenses	310
Membership Dues and Contributions to Organizations	340
Subscription Expenses	152
Other Maintenance and Operating Expenses	300

Total Maintenance and Other Operating Expenses	52,777

Total Current Operating Expenditures	396,006

Capital Outlays
Property, Plant and Equipment Outlay Buildings and Other Structures	18,100

Total Capital Outlays	18,100

TOTAL NEW APPROPRIATIONS	414,106

F.8. PAMPANGA STATE AGRICULTURAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	339,174,000

APRIL 29, 2019	OFFICIAL GAZETTE	437
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	44,369,000	₱	14,965,000	₱		₱	59,334,000
Support to Operations		8,691,000		1,761,000				10,452,000
Operations		152,108,000		16,180,000		101,100,000		269,388,000

HIGHER EDUCATION PROGRAM		128,015,000		9,092,000		101,100,000		238,207,000
ADVANCED EDUCATION PROGRAM		5,169,000		1,006,000				6,175,000
RESEARCH PROGRAM		13,365,000		3,074,000				16,439,000
TECHNICAL ADVISORY EXTENSION PROGRAM		5,559,000		3,008,000				8,567,000

TOTAL NEW APPROPRIATIONS	₱	205,168,000	₱	32,906,000	₱	101,100,000	₱	339,174,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	38,473,000	₱	14,965,000		₱	53,438,000
Administration of Personnel Benefits		5,896,000					5,896,000

Sub-total, General Administration and Support		44,369,000		14,965,000			59,334,000

Support to Operations
Auxiliary Services		8,691,000		1,761,000			10,452,000

Sub-total, Support to Operations		8,691,000		1,761,000			10,452,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		128,015,000		9,092,000	101,100,000		238,207,000

438	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

HIGHER EDUCATION PROGRAM		128,015,000		9,092,000		101,100,000		238,207,000

Provision of Higher Education Services		128,015,000		9,092,000		6,100,000		143,207,000
Project(s)
Locally-Funded Project(s)						95,000,000		95,000,000

Repair/Improvement of University Food Center						20,000,000		20,000,000
Upgrading of Existing Library to e-Library						40,000,000		40,000,000
Rehabilitation of Academic Building						15,000,000		15,000,000
Completion of Bio-System Laboratory						20,000,000		20,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		18,534,000		4,080,000				22,614,000

ADVANCED EDUCATION PROGRAM		5,169,000		1,006,000				6,175,000

Provision of Advanced Education Services		5,169,000		1,006,000				6,175,000
RESEARCH PROGRAM		13,365,000		3,074,000				16,439,000

Conduct of Research Services		13,365,000		3,074,000				16,439,000
Community Engagement Increased		5,559,000		3,008,000				8,567,000

TECHNICAL ADVISORY EXTENSION PROGRAM		5,559,000		3,008,000				8,567,000

Provision of Extension Services		5,559,000		3,008,000				8,567,000

Sub-total, Operations		152,108,000		16,180,000		101,100,000		269,388,000

TOTAL NEW APPROPRIATIONS	₱	205,168,000	₱	32,906,000	₱	101,100,000	₱	339,174,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	142,017

Total Permanent Positions	142,017

Other Compensation Common to All
Personnel Economic Relief Allowance	7,776
Representation Allowance	342
Transportation Allowance	342
Clothing and Uniform Allowance	1,944

APRIL 29, 2019	OFFICIAL GAZETTE	439
STATE UNIVERSITIES AND COLLEGES

Honoraria	15,512
Mid-Year Bonus - Civilian	11,836
Year End Bonus	11,836
Cash Gift	1,620
Step Increment	1,620
Productivity Enhancement Incentive	356

Total Other Compensation Common to All	53,184

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	463
Lump-Sum for filling of Positions - Civilian	4,613

Total Other Compensation for Specific Groups	5,076

Other Benefits
PAG-IBIG Contributions	389
PhilHealth Contributions	1,452
Employees Compensation Insurance Premiums	389
Terminal Leave	1,283

Total Other Benefits	3,513

Non-Permanent Positions	1,378

Total Personnel Services	205,168

Maintenance and Other Operating Expenses
Travelling Expenses	618
Training and Scholarship Expenses	1,492
Supplies and Materials Expenses	6,038
Utility Expenses	5,475
Communication Expenses	565
Awards/Rewards and Prizes	401
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	1,954
General Services	2,007
Repairs and Maintenance	6,432
Financial Assistance/Subsidy	70
Taxes, Insurance Premiums and Other Fees	1,175
Labor and Wages	361
Other Maintenance and Operating Expenses
Advertising Expenses	87
Printing and Publication Expenses	755
Representation Expenses	1,496
Transportation and Delivery Expenses	249
Rent/Lease Expenses	125
Membership Dues and Contributions to Organizations	561
Subscription Expenses	643
Other Maintenance and Operating Expenses	2,270

Total Maintenance and Other Operating Expenses	32,906

Total Current Operating Expenditures	238,074

440	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	80,000
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	6,100

Total Capital outlays	101,100

TOTAL NEW APPROPRIATIONS	339,174

F.9. PHILIPPINE MERCHANT MARINE ACADEMY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	249,676,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	31,319,000	₱	45,028,000	₱		₱	76,347,000
Support to Operations		16,229,000		3,572,000				19,801,000
Operations		48,915,000		40,113,000		64,500,000		153,528,000

HIGHER EDUCATION PROGRAM		41,700,000		32,014,000		64,500,000		138,214,000
ADVANCED EDUCATION PROGRAM		5,641,000		6,502,000				12,143,000
RESEARCH PROGRAM		1,574,000		1,597,000				3,171,000

TOTAL NEW APPROPRIATIONS	₱	96,463,000	₱	88,713,000	₱	64,500,000	₱	249,676,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,436,000	₱	45,028,000	₱	₱	66,464,000
Administration of Personnel Benefits		9,883,000					9,883,000

Sub-total, General Administration and Support		31,319,000		45,028,000			76,347,000

APRIL 29, 2019	OFFICIAL GAZETTE	441
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		16,229,000		3,572,000				19,801,000

Sub-total, Support to Operations		16,229,000		3,572,000				19,801,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		41,700,000		32,014,000		64,500,000		138,214,000

HIGHER EDUCATION PROGRAM		41,700,000		32,014,000		64,500,000		138,214,000

Provision of Higher Education Services		41,700,000		32,014,000		14,500,000		88,214,000
Project(s)
Locally-Funded Project(s)						50,000,000		50,000,000

Renovation of Four Academic/Training Buildings						10,000,000		10,000,000
Acquisition of Free Fall Lifeboat Including Repair of Launch Pad						10,000,000		10,000,000
Renovation and Rehabilitation of Mess Hall						20,000,000		20,000,000
Acquisition of Software and IT Equipment						10,000,000		10,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		7,215,000		8,099,000				15,314,000

ADVANCED EDUCATION PROGRAM		5,641,000		6,502,000				12,143,000

Provision of Advanced Education Services		5,641,000		6,502,000				12,143,000
RESEARCH PROGRAM		1,574,000		1,597,000				3,171,000

Conduct of Research Services		1,574,000		1,597,000				3,171,000

Sub-total, Operations		48,915,000		40,113,000		64,500,000		153,528,000

TOTAL NEW APPROPRIATIONS	₱	96,463,000	₱	88,713,000	₱	64,500,000	₱	249,676,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	60,822

Total Permanent Positions	60,822

442	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Compensation Common to All
Personnel Economic Relief Allowance	4,656
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	1,164
Honoraria	4,000
Mid-Year Bonus - Civilian	5,069
Year End Bonus	5,069
Cash Gift	970
Productivity Enhancement Incentive	970
Step Increment	128

Total Other Compensation Common to All	22,530

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	796
Lump-Sum for filling of Positions - Civilian	9,026

Total Other Compensation for Specific Groups	9,822

Other Benefits
PAG-IBIG Contributions	194
PhilHealth Contributions	736
Employees Compensation Insurance Premiums	194
Loyalty Award - Civilian	75
Terminal Leave	857

Total Other Benefits	2,056

Non-Permanent Positions	1,233

Total Personnel Services	96,463

Maintenance and Other Operating Expenses
Travelling Expenses	3,870
Training and Scholarship Expenses	2,155
Supplies and Materials Expenses	45,862
Utility Expenses	11,260
Communication Expenses	3,025
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	104
Professional Services	4,042
General Services	6,695
Repairs and Maintenance	9,048
Taxes, Insurance Premiums and Other Fees	1,403
Labor and Wages	12
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	250
Representation Expenses	585
Membership Dues and Contributions to Organizations	118
Subscription Expenses	184

Total Maintenance and Other Operating Expenses	88,713

Total Current Operating Expenditures	185,176

APRIL 29, 2019	OFFICIAL GAZETTE	443
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,000
Machinery and Equipment Outlays	10,000
Transportation Equipment Outlay	24,500

Total Capital Outlays	64,500

TOTAL NEW APPROPRIATIONS	249,676

F.10. PRESIDENT RAMON MAGSAYSAY STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	416,289,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	60,184,000	₱	10,395,000	₱	8,800,000	₱	79,379,000
Support to Operations		10,236,000		1,866,000				12,102,000
Operations		162,656,000		32,152,000		130,000,000		324,808,000

HIGHER EDUCATION PROGRAM		140,430,000		27,972,000		130,000,000		298,402,000
ADVANCED EDUCATION PROGRAM		9,827,000		1,242,000				11,069,000
RESEARCH PROGRAM		5,453,000		1,465,000				6,918,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,946,000		1,473,000				8,419,000

TOTAL NEW APPROPRIATIONS	₱	233,076,000	₱	44,413,000	₱	138,800,000	₱	416,289,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	39,835,000	₱	10,395,000	₱	8,800,000	₱	59,030,000
Administration of Personnel Benefits		20,349,000						20,349,000

Sub-total, General Administration and Support		60,184,000		10,395,000		8,800,000		79,379,000

444	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Support to Operations
Auxiliary Services	10,236,000	1,866,000		12,102,000

Sub-total, Support to Operations	10,236,000	1,866,000		12,102,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased	140,430,000	27,972,000	130,000,000	298,402,000

HIGHER EDUCATION PROGRAM	140,430,000	27,972,000	130,000,000	298,402,000

Provision of Higher Education Services Project(s)	140,430,000	27,972,000		168,402,000
Locally-Funded Project(s)			130,000,000	130,000,000

Completion of Three-Storey Computing and Technology Building, Iba Campus			20,000,000	20,000,000
Completion of Two-Storey Building for Tourism and Hospitality Management, Iba Campus			10,000,000	10,000,000
Completion of Three-Storey Student Services and Quality Assurance Building, Iba Campus			15,000,000	15,000,000
Completion of Three-Storey Academic and Administration Building, Castillejos Campus			20,000,000	20,000,000
Rehabilitation and Improvement of Campus wide Water System, Iba and Botolan Campuses			8,000,000	8,000,000
Completion/Construction of Perimeter Fence and Gates, Iba, Sta. Cruz and Castillejos Campuses			18,000,000	18,000,000
Acquisition of Instructional Equipment, Furniture and Fixtures for Newly completed Buildings and for Other Campuses in Iba, Sta. Cruz, San Marcelino, Botolan, Masinloc, Candelaria, and Castillejos			15,000,000	15,000,000
Rehabilitation/Improvement of University Structure/ Facilities in Iba, San Marcelino, Botolan and Candelaria Campuses			24,000,000	24,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation	15,280,000	2,707,000		17,987,000

ADVANCED EDUCATION PROGRAM	9,827,000	1,242,000		11,069,000

Provision of Advanced Education Services	9,827,000	1,242,000		11,069,000
RESEARCH PROGRAM	5,453,000	1,465,000		6,918,000

Conduct of Research Services	5,453,000	1,465,000		6,918,000
Community Engagement Increased	6,946,000	1,473,000		8,419,000

APRIL 29, 2019	OFFICIAL GAZETTE	445
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM		6,946,000		1,473,000				8,419,000

Provision of Extension Services		6,946,000		1,473,000				8,419,000

Sub-total, Operations		162,656,000		32,152,000		130,000,000		324,808,000

TOTAL NEW APPROPRIATIONS	₱	233,076,000	₱	44,413,000	₱	138,800,000	₱	416,289,000

New Appropriations, by Object of Expenditures (In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								159,643

Total Permanent Positions								159,643

Other Compensation Common to All
Personnel Economic Relief Allowance								9,984
Representation Allowance								342
Transportation Allowance								342
Clothing and Uniform Allowance								2,496
Honoraria								2,812
Mid-Year Bonus - Civilian								13,304
Year End Bonus								13,304
Cash Gift								2,080
Productivity Enhancement Incentive								2,080
Step Increment								399

Total Other Compensation Common to All								47,143

Other Compensation for Specific Groups
Magna Carta for Public Health Workers								820
Lump-Sum for filling of Positions - Civilian								4,910

Total Other Compensation for Specific Groups								5,730

Other Benefits
PAG-IBIG Contributions								498
PhilHealth Contributions								1,778
Employees Compensation Insurance Premiums								498
Retirement Gratuity								12,468
Loyalty Award - Civilian								350
Terminal Leave								2,971

Total Other Benefits								18,563

446	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Non-Permanent Positions	1,997

Total Personnel Services	233,076

Maintenance and Other Operating Expenses
Travelling Expenses	2,000
Training and Scholarship Expenses	2,190
Supplies and Materials Expenses	8,400
Utility Expenses	10,401
Communication Expenses	2,540
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	450
General Services	5,748
Repairs and Maintenance	1,434
Taxes, Insurance Premiums and Other Fees	4,800
Other Maintenance and Operating Expenses
Advertising Expenses	150
Printing and Publication Expenses	420
Representation Expenses	1,700
Membership Dues and Contributions to Organizations	330
Subscription Expenses	100
Other Maintenance and Operating Expenses	3,600

Total Maintenance and Other Operating Expenses	44,413

Total Current Operating Expenditures	277,489

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	8,000
Buildings and Other Structures	107,000
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	8,800

Total Capital Outlays	138,800

TOTAL NEW APPROPRIATIONS	416,289

F.11. TARLAC AGRICULTURAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	298,917,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	59,234,000	₱	30,811,000	₱	2,000,000	₱	92,045,000
Support to Operations		4,742,000		1,504,000				6,246,000

APRIL 29, 2019	OFFICIAL GAZETTE	447
STATE UNIVERSITIES AND COLLEGES

Operations		114,163,000		23,963,000		62,500,000		200,626,000

HIGHER EDUCATION PROGRAM		102,742,000		16,406,000		62,500,000		181,648,000
ADVANCED EDUCATION PROGRAM		1,124,000		1,144,000				2,268,000
RESEARCH PROGRAM		7,253,000		3,315,000				10,568,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,044,000		3,098,000				6,142,000

TOTAL NEW APPROPRIATIONS	₱	178,139,000	₱	56,278,000	₱	64,500,000	₱	298,917,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	39,247,000	₱	30,811,000	₱		₱	70,058,000
Administration of Personnel Benefits Project(s)		19,987,000						19,987,000
Locally-Funded Project(s)						2,000,000		2,000,000

Improvement of TAU Motorpool Building						2,000,000		2,000,000

Sub-total, General Administration and Support		59,234,000		30,811,000		2,000,000		92,045,000

Support to Operations
Auxiliary Services		4,742,000		1,504,000				6,246,000

Sub-total, Support to Operations		4,742,000		1,504,000				6,246,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		102,742,000		16,406,000		62,500,000		181,648,000

HIGHER EDUCATION PROGRAM		102,742,000		16,406,000		62,500,000		181,648,000

Provision of Higher Education Services		102,742,000		16,406,000		12,500,000		131,648,000
Project(s)
Locally-Funded Project(s)						50,000,000		50,000,000

Improvement of Physical Education Laboratories						50,000,000		50,000,000

448	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Higher Education Research Improved to Promote Economic Productivity and Innovation		8,377,000		4,459,000				12,836,000

ADVANCED EDUCATION PROGRAM		1,124,000		1,144,000				2,268,000

Provision of Advanced Education Services		1,124,000		1,144,000				2,268,000
RESEARCH PROGRAM		7,253,000		3,315,000				10,568,000

Conduct of Research Services		7,253,000		3,315,000				10,568,000
Community Engagement Increased		3,044,000		3,098,000				6,142,000

TECHNICAL ADVISORY EXTENSION PROGRAM		3,044,000		3,098,000				6,142,000

Provision of Extension Services		3,044,000		3,098,000				6,142,000

Sub-total, Operations		114,163,000		23,963,000		62,500,000		200,626,000

TOTAL NEW APPROPRIATIONS	₱	178,139,000	₱	56,278,000	₱	64,500,000	₱	298,917,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								121,519

Total Permanent Positions								121,519

Other Compensation Common to All
Personnel Economic Relief Allowance								7,152
Representation Allowance								240
Transportation Allowance								240
Clothing and Uniform Allowance								1,788
Honoraria								1,285
Mid-Year Bonus - Civilian								10,126
Year End Bonus								10,126
Cash Gift								1,490
Productivity Enhancement Incentive								1.490
Step Increment								304

Total Other Compensation Common to All								34,241

Other Compensation for Specific Groups
Magna Carta for Public Health Workers								420
Lump-Sum for filling of Positions - Civilian								19,869

Total Other Compensation for Specific Groups								20,289

APRIL 29, 2019	OFFICIAL GAZETTE	449
STATE UNIVERSITIES AND COLLEGES

Other Benefits	—
PAG-IBIG Contributions	358
PhilHealth Contributions	1,256
Employees Compensation Insurance Premiums	358
Terminal Leave	118

Total Other Benefits	2,090

Total Personnel Services	178,139

Maintenance and Other Operating Expenses
Travelling Expenses	4,706
Training and Scholarship Expenses	4,706
Supplies and Materials Expenses	7,648
Utility Expenses	16,306
Communication Expenses	1,069
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	784
Repairs and Maintenance	5,171
Taxes, Insurance Premiums and Other Fees	519
Labor and Mages	304
Other Maintenance and Operating Expenses
Advertising Expenses	90
Printing and Publication Expenses	306
Representation Expenses	328
Transportation and Delivery Expenses	206
Membership Dues and Contributions to Organizations	276
Subscription Expenses	121
Donations	35
Other Maintenance and Operating Expenses	13,523

Total Maintenance and Other Operating Expenses	56,278

Total Current Operating Expenditures	234,417

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	27,000
Infrastructure Outlay	3,000
Buildings and Other Structures	22,000
Transportation and Equipment Outlay	12,500

Total Capital Outlays	64,500

TOTAL NEW APPROPRIATIONS	298,917

F.12. TARLAC STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	476,324,000

450	OFFICIAL GAZETTE	VOL. 115, NO. 17
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New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	51,446,000	₱	35,595,000	₱		₱	87,061,000
Support to Operations		16,328,000		3,781,000				20,109,000
Operations		200,100,000		74,554,000		94,500,000		369,154,000

HIGHER EDUCATION PROGRAM		184,559,000		71,165,000		94,500,000		350,224,000
ADVANCED EDUCATION PROGRAM		5,293,000		650,000				5,943,000
RESEARCH PROGRAM		6,208,000		1,743,000				7,951,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,040,000		996,000				5,036,000

TOTAL NEW APPROPRIATIONS	₱	267,894,000	₱	113,930,000	₱	94,500,000	₱	476,324,000

New Appropriations, by Programs/Activities/Projects		•
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	41,629,000	₱	35,595,000	₱		₱	77,224,000
Administration of Personnel Benefits		9,837,000						9,837,000

Sub-total, General Administration and Support		51,466,000		35,595,000				87,061,000

Support to Operations
Auxiliary Services		16,328,000		3,781,000				20,109,000

Sub-total, Support to Operations		16,328,000		3,781,000				20,109,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		184,559,000		71,165,000		94,500,000		350,224,000

HIGHER EDUCATION PROGRAM		184,559,000		71,165,000		94,500,000		350,224,000

Provision of Higher Education Services Project(s)		184,559,000		71,165,000		4,500,000		260,224,000

APRIL 29, 2019	OFFICIAL GAZETTE	451
STATE UNIVERSITIES AND COLLEGES

Locally-Funded Project(s)						90,000,000		90,000,000

Rehabilitation/Renovation of Academic Building College of Architecture and Fine Arts Building, San Isidro Campus						50,000,000		50,000,000
Improvement of Academic Building Two-Storey NSTP Building, Lucinda Campus						6,000,000		6,000,000
Continuation of the Refurbishing of Remaining Classrooms						24,000,000		24,000,000
Construction of College of Public Administration and Governance Building						10,000,000		10,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		11,501,000		2,393,000				13,894,000

ADVANCED EDUCATION PROGRAM		5,293,000		650,000				5,943,000

Provision of Advanced Education Services		5,293,000		650,000				5,943,000
RESEARCH PROGRAM		6,208,000		1,743,000				7,951,000

Conduct of Research Services		6,208,000		1,743,000				7,951,000
Community Engagement Increased		4,040,000		996,000				5,036,000

TECHNICAL ADVISORY EXTENSION PROGRAM		4,040,000		996,000				5,036,000

Provision of Extension Services		4,040,000		996,000				5,036,000

Sub-total, Operations		200,100,000		74,554,000		94,500,000		369,154,000

TOTAL NEW APPROPRIATIONS	₱	267,894,000	₱	113,930,000	₱	94,500,000	₱	476,324,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								196,072

Total Permanent Positions								196,072

Other Compensation Common to All
Personnel Economic Relief Allowance								9,792
Representation Allowance								300
Transportation Allowance								300
Clothing and Uniform Allowance								2,448

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Honoraria	8,644
Mid-Year Bonus - Civilian	16,341
Year End Bonus	16,341
Cash Gift	2,040
Productivity Enhancement Incentive	2,040
Step Increment	490

Total Other Compensation Common to All	58,736

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	847
Lump-Sum for filling of Positions - Civilian	6,892

Total Other Compensation for Specific Groups	7,739

Other Benefits
PAG-IBIG Contributions	489
PhilHealth Contributions	1,958
Employees Compensation Insurance Premiums	489
Terminal Leave	1,270

Total Other Benefits	4,206

Non-Permanent Positions	1,141

Total Personnel Services	267,894

Maintenance and Other Operating Expenses
Travelling Expenses	4,161
Training and Scholarship Expenses	4,143
Supplies and Materials Expenses	23,740
Utility Expenses	26,306
Communication Expenses	1,850
Awards/Rewards and Prizes	10
Confidential, Intelligence and Extraordinary
Expenses Extraordinary and Miscellaneous Expenses	132
Professional Services	6,519
General Services	37,062
Repairs and Maintenance	890
Taxes, Insurance Premiums and Other Fees	340
Other Maintenance and Operating Expenses
Advertising Expenses	54
Printing and Publication Expenses	791
Representation Expenses	498
Rent/Lease Expenses	109
Membership Dues and Contributions to Organizations	187
Subscription Expenses	158
Donations	21
Other Maintenance and Operating Expenses	6,959

Total Maintenance and Other Operating Expenses	113,930

Total Current Operating Expenditures	381,824

APRIL 29, 2019	OFFICIAL GAZETTE	453
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	90,000
Transportation Equipment Outlay	4,500

Total Capital Outlays	94,500

TOTAL NEW APPROPRIATIONS	476,324

454	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

G. REGION IV-A (CALABARZON)

G.1. BATANGAS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	508,546,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	47,406,000	₱	25,747,000	₱		₱	73,153,000
Support to Operations		6,758,000		1,028,000				7,786,000
Operations		328,972,000		88,635,000		10,000,000		427,607,000

HIGHER EDUCATION PROGRAM		312,689,000		84,513,000		10,000,000		407,202,000
ADVANCED EDUCATION PROGRAM		8,753,000		258,000				9,011,000
RESEARCH PROGRAM		5,054,000		2,878,000				7,932,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,476,000		986,000				3,462,000

TOTAL NEW APPROPRIATIONS	₱	383,136,000	₱	115,410,000	₱	10,000,000	₱	508,546,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	24,637,000	₱	25,747,000	₱		₱	50,384,000
Administration of Personnel Benefits		22,769,000						22,769,000

Sub-total, General Administration and Support		47,406,000		25,747,000				73,153,000

Support to Operations
Auxiliary Services		6,758,000		1,028,000				7,786,000

Sub-total, Support to Operations		6,758,000		1,028,000				7,786,000

APRIL 29, 2019	OFFICIAL GAZETTE	455
STATE UNIVERSITIES AND COLLEGES

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		312,689,000		84,513,000		10,000,000		407,202,000

HIGHER EDUCATION PROGRAM		312,689,000		84,513,000		10,000,000		407,202,000

Provision of Higher Education Services Project(s)		312,689,000		84,513,000				397,202,000

Locally-Funded Project(s)						10,000,000		10,000,000

Construction of Five-Storey Library Building, BSU Main Campus						10,000,000		10,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		13,807,000		3,136,000				16,943,000

ADVANCED EDUCATION PROGRAM		8,753,000		258,000				9,011,000

Provision of Advanced Education Services		8,753,000		258,000				9,011,000
RESEARCH PROGRAM		5,054,000		2,878,000				7,932,000

Conduct of Research Services		5,054,000		2,878,000				7,932,000
Community Engagement Increased		2,476,000		986,000				3,462,000

TECHNICAL ADVISORY EXTENSION PROGRAM		. 2,476,000		986,000				3,462,000

Provision of Extension Services		2,476,000		986,000				3,462,000

Sub-total, Operations		328,972,000		88,635,000		10,000,000		427,607,000

TOTAL NEW APPROPRIATIONS	₱	383,136,000	₱	115,410,000	₱	10,000,000	₱	508,546,000

New Appropriations, by Object of Expenditures (In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								275,511

Total Permanent Positions								275,511

Other Compensation Common to All
Personnel Economic Relief Allowance								17,496
Representation Allowance								240

456	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Transportation Allowance	240
Clothing and Uniform Allowance	4,374
Honoraria	992
Mid-Year Bonus - Civilian	22,960
Year End Bonus	22,960
Cash Gift	3,645
Productivity Enhancement Incentive	3,645
Step Increment	689

Total Other Compensation Common to All	77,241

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	446
Lump-Sum for filling of Positions - Civilian	22,416

Total Other Compensation for Specific Groups	22,862

Other Benefits
PAG-IBIG Contributions	875
PhilHealth Contributions	3,272
Employees Compensation Insurance Premiums	875
Loyalty Award - Civilian	405
Terminal Leave	353

Total Other Benefits	5,780

Non-Permanent Positions	1,742

Total Personal Services	383,136

Maintenance and Other Operating Expenses
Travelling Expenses	1,500
Training and Scholarship Expenses	5,445
Supplies and Materials Expenses	12,221
Utility Expenses	34,030
Communication Expenses	1,815
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	6,035
General Services	48,194
Repairs and Maintenance	3,405
Taxes, Insurance Premiums and Other Fees	1,200
Other Maintenance and Operating Expenses
Printing and Publication Expenses	54
Representation Expenses	316
Rent/Lease Expenses	20
Membership Dues and Contributions to Organizations	208
Subscription Expenses	20
Other Maintenance and Operating Expenses	815

Total Maintenance and Other Operating Expenses	115,410

Total Current Operating Expenditures	498,546

APRIL 29, 2019	OFFICIAL GAZETTE	457
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	508,546

G.2. CAVITE STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	548,764,000

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	78,576,000	₱	16,089,000	₱	50,000,000	₱	144,665,000
Support to Operations		6,105,000		1,786,000				7,891,000
Operations		345,300,400		50,908,000				396,208,000

HIGHER EDUCATION PROGRAM		327,807,000		43,712,000				371,519,000
ADVANCED EDUCATION PROGRAM		512,000		211,000				723,000
RESEARCH PROGRAM		9,931,000		6,557,000				16,488,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,050,000		428,000				7,478,000

TOTAL NEW APPROPRIATIONS	₱	429,981,000	₱	68,783,000	₱	50,000,000	₱	548,764,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	34,061,000	₱	16,089,000	₱		₱	50,150,000
Administration of Personnel Benefits		44,515,000						44,515,000

458	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Project(s)
Locally-Funded Project(s)						50,000,000		50,000,000

Completion of CvSU Sports Complex, Indang Campus						50,000,000		50,000,000

Sub-total, General Administration and Support		78,576,000		16,089,000		50,000,000		144,665,000

Support to Operations
Auxiliary Services		6,105,000		1,786,000				7,891,000

Sub-total, Support to Operations		6,105,000		1,786,000				7,891,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		327,807,000		43,712,000				371,519,000

HIGHER EDUCATION PROGRAM		327,807,000		43,712,000				371,519,000

Provision of Higher Education Services		327,807,000		43,712,000				371,519,000

Higher Education Research Improved to Promote Economic Productivity and Innovation		10,443,000		6,768,000				17,211,000

ADVANCED EDUCATION PROGRAM		512,000		211,000				723,000

Provision of Advanced Education Services		512,000		211,000				723,000
RESEARCH PROGRAM		9,931,000		6,557,000				16,488,000

Conduct of Research Services		9,931,000		6,557,000				16,488,000
Community Engagement Increased		7,050,000		428,000				7,478,000

TECHNICAL ADVISORY EXTENSION PROGRAM		7,050,000		428,000				7,478,000

Provision of Extension Services		7,050,000		428,000				7,478,000

Sub-total, Operations		345,300,000		50,908,000				396,208,000

TOTAL NEW APPROPRIATIONS	₱	429,981,000	₱	68,783,000	₱	50,000,000	₱	548,764,000

New Appropriations, by Object of Expenditures (In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								286,855

Total Permanent Positions								286,855

APRIL 29, 2019	OFFICIAL GAZETTE	459
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	17,928
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	4,482
Honoraria	1,760
Mid-Year Bonus - Civilian	23,904
Year End Bonus	23,904
Cash Gift	3,735
Productivity Enhancement Incentive	3,735
Step Increment	717

Total Other Compensation Common to All	80,669

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	290
Lump-Sum for filling of Positions - Civilian	43,375
Anniversary Bonus - Civilian	2,622

Total Other Compensation for Specific Groups	46,287

Other Benefits
PAG-IBIG Contributions	896
PhilHealth Contributions	3,262
Employees Compensation Insurance Premiums	896
Loyalty Award - Civilian	455
Terminal Leave	1,140

Total Other Benefits	6,649

Non-Permanent Positions	9,521

Total Personnel Services	429,981

Maintenance and Other Operating Expenses
Travelling Expenses	8,418
Training and Scholarship Expenses	4,771
Supplies and Materials Expenses	13,820
Utility Expenses	20,536
Communication Expenses	1,244
Awards/Rewards and Prizes	998
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	475
General Services	3,397
Repairs and Maintenance	11,208
Taxes, Insurance Premiums and Other Fees	495
Labor and Wages	200
Other Maintenance and Operating Expenses
Printing and Publication Expenses	552
Representation Expenses	1,666
Rent/Lease Expenses	4
Membership Dues and Contributions to Organizations	279
Other Maintenance and Other Operating Expenses	540

Total Maintenance and Other Operating Expenses	68,783

Total Current Operating Expenditures	498,764

460	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Capital Outlays
Property, Plant and Equipment Outlay Buildings and Other Structures	50,000

Total Capital Outlays	50,000

TOTAL NEW APPROPRIATIONS	548,764

G.3. LAGUNA STATE POLYTECHNIC UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	439,527,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	58,204,000	₱	10,388,000	₱		₱	68,592,000
Support to Operations		2,318,000		389,000				2,707,000
Operations		261,570,000		42,558,000		64,100,000		368,228,000

HIGHER EDUCATION PROGRAM		255,266,000		41,206,000		64,100,000		360,572,000
RESEARCH PROGRAM				834,000				834,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,304,000		518,000				6,822,000

TOTAL NEW APPROPRIATIONS	₱	322,092,000	₱	53,335,000	₱	64,100,000	₱	439,527,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	16,499,000	₱	10,388,000	₱		₱	26,887,000
Administration of Personnel Benefits		41,705,000						41,705,000

Sub-total, General Administration and Support		58,204,000		10,388,000				68,592,000

APRIL 29, 2019	OFFICIAL GAZETTE	461
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		2,318,000		389,000				2,707,000

Sub-total, Support to Operations		2,318,000		389,000				2,707,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		255,266,000		41,206,000		64,100,000		360,572,000

HIGHER EDUCATION PROGRAM		255,266,000		41,206,000		64,100,000		360,572,000

Provision of Higher Education Services Project(s)		255,266,000		41,206,000				296,472,000

Locally-Funded Project(s)						64,100,000		64,100,000

Procurement and Upgrading of ICT Equipment for LSPU Campuses and Satellites						64,100,000		64,100,000
Higher Education Research Improved to Promote Economic Productivity and Innovation				834,000				834,000

RESEARCH PROGRAM				834,000				834,000

Conduct of Research Services				834,000				834,000
Community Engagement Increased		6,304,000		518,000				6,822,000

TECHNICAL ADVISORY EXTENSION PROGRAM		6,304,000		518,000				6,822,000

Provision of Extension Services		6,304,000		518,000				6,822,000

Sub-total, Operations		261,570,000		42,558,000		64,100,000		368,228,000

TOTAL NEW APPROPRIATIONS	₱	322,092,000	₱	53,335,000	₱	64,100,000	₱	439,527,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								212,662

Total Permanent Positions								212,662

462	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Compensation Common to All
Personnel Economic Relief Allowance	13,272
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	3,318
Honoraria	600
Mid-Year Bonus - Civilian	17,722
Year End Bonus	17,722
Cash Gift	2,765
Productivity Enhancement Incentive	2,765
Step Increment	532

Total Other Compensation Common to All	59,032

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	304
Lump-Sum for filling of Positions - Civilian	39,753

Total Other Compensation for Specific Groups	40,057

Other Benefits
PAG-IBIG Contributions	664
PhilHealth Contributions	2,495
Employees Compensation Insurance Premiums	664
Loyalty Award - Civilian	325
Terminal Leave	1,952

Total Other Benefits	6,100

Non-Permanent Positions	4,241

Total Personnel Services	322,092

Maintenance and Other Operating Expenses
Travelling Expenses	1,857
Training and Scholarship Expenses	6,765
Supplies and Materials Expenses	7,590
Utility Expenses	10,720
Communication Expenses	1,425
Survey, Research, Exploration and Development Expenses	957
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	9,710
General Services	4,067
Repairs and Maintenance	6,264
Taxes, Insurance Premiums and Other Fees	413
Labor and Wages	569
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,419
Representation Expenses	278
Transportation and Delivery Expenses	162
Membership Dues and Contributions to Organizations	362
Subscription Expenses	25
Other Maintenance and Operating Expenses	642

Total Maintenance and Other Operating Expenses	53,335

Total Current Operating Expenditures	375,427

APRIL 29, 2019	OFFICIAL GAZETTE	463
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay Machinery and Equipment Outlay	64,100

Total Capital Outlays	64,100

TOTAL NEW APPROPRIATIONS	439,527

G.4. SOUTHERN LUZON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	471,844,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	34,769,000	₱	14,107,000	₱		₱	48,876,000
Support to Operations		4,517,000		1,281,000				5,798,000
Operations		221,312,000		36,358,000		159,500,000		417,170,000

HIGHER EDUCATION PROGRAM		203,125,000		29,013,000		159,500,000		391,638,000
ADVANCED EDUCATION PROGRAM		7,836,000		598,000				8,434,000
RESEARCH PROGRAM		5,353,000		3,760,000				9,113,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,998,000		2,987,000				7,985,000

TOTAL NEW APPROPRIATIONS	₱	260,598,000	₱	51,746,000	₱	159,500,000	₱	471,844,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	17,284,000	₱	14,107,000			₱	31,391,000
Administration of Personnel Benefits		17,485,000						17,485,000

Sub-total, General Administration and Support		34,769,000		14,107,000				48,876,000

464	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Support to Operations
Auxiliary Services		4,517,000		1,281,000				5,798,000

Sub-total, Support to Operations		4,517,000		1,281,000				5,798,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		203,125,000		29,013,000		159,500,000		391,638,000

HIGHER EDUCATION PROGRAM		203,125,000		29,013,000		159,500,000		391,638,000

Provision of Higher Education Services Project(s)		187,559,000		29,013,000				216,572,000

Locally-Funded Project(s)		15,506,000				159,500,000		175,066,000

Construction of Computer Laboratory and Library Building, SLSU Catanauan Campus						10,000,000		10,000,000
Budgetary Requirement for the Creation of Plantilla Positions for SLSU Catanauan Campus to fill its basic workforce requirement		15,566,000						15,566,000
Construction of Library Building, SLSU Catanauan Campus						30,000,000		30,000,000
Construction of School Administration Building, SLSU Catanauan Campus						20,000,000		20,000,000
Site Development (Roadway), SLSU Catanauan Campus						19,500,000		19,500,000
Construction of School Gymnasium/Covered Court, SLSU Catanauan Campus						50,000,000		50,000,000
Construction of Track and Field Facilities, SLSU Catanauan Campus						30,000,000		30,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		13,189,000		4,358,000				17,547,000

ADVANCED EDUCATION PROGRAM		7,836,000		598,000				8,434,000

Provision of Advanced Education Services		7,836,000		598,000				8,434,000
RESEARCH PROGRAM		5,353,000		3,760,000				9,113,000

Conduct of Research Services		5,353,000		3,760,000				9,113,000
Community Engagement Increased		4,998,000		2,987,000				7,985,000

TECHNICAL ADVISORY EXTENSION PROGRAM		4,998,000		2,987,000				7,985,000

Provision of Extension Services		4,998,000		2,987,000				7,985,000

Sub-total, Operations		221,312,000		36,358,000		159,500,000		417,170,000

TOTAL NEW APPROPRIATIONS	₱	260,598,000	₱	51,746,000	₱	159,500,000	₱	471,844,000

APRIL 29, 2019	OFFICIAL GAZETTE	465
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	174,249

Total Permanent Positions	174,249

Other Compensation Common to All
Personnel Economic Relief Allowance	10,128
Representation Allowance	258
Transportation Allowance	258
Clothing and Uniform Allowance	2,532
Honoraria	410
Mid-Year Bonus - Civilian	14,521
Year End Bonus	14,521
Cash Gift	2,110
Productivity Enhancement Incentive	2,110
Step Increment	435

Total Other Compensation Common to All	47,283

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	276
Lump-Sum for filling of Positions - Civilian	17,485
Lump-Sum for Creation of New Positions - Civilian	15,566
Anniversary Bonus - Civilian	1,389

Total Other Compensation for Specific Groups	34,716

Other Benefits
PAG-IBIG Contributions	505
PhilHealth Contributions	2,007
Employees Compensation Insurance Premiums	505
Loyalty Award - Civilian	185

Total Other Benefits	3,202

Non-Permanent Positions	1,148

Total Personnel Services	260,589

Maintenance and Other Operating Expenses
Travelling Expenses	3,004
Training and Scholarship Expenses	4,450
Supplies and Materials Expenses	12,861
Utility Expenses	5,654
Communication Expenses	1,602
Survey, Research, Exploration and Development Expenses	743
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	174

466	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Professional Services	8,393
General Services	4,412
Repairs and Maintenance	6,975
Taxes, Insurance Premiums and Other Fees	1,088
Labor and Wages	100
Other Maintenance and Operating Expenses
Advertising Expenses	146
Printing and Publication Expenses	1,311
Representation Expenses	538
Transportation and Delivery Expenses	25
Rent/Lease Expenses	100
Membership Dues and Contributions to Organizations	120
Subscription Expenses	50

Total Maintenance and Other Operating Expenses	51,746

Total Current Operating Expenditures	312,344

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	19,500
Buildings and Other Structures	140,000

Total Capital Outlays	159,500

TOTAL NEW APPROPRIATIONS	471,844

G.5. UNIVERSITY OF RIZAL SYSTEM

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	482,041,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	93,253,000	₱	22,733,000	₱		₱	115,986,000
Support to Operations		409,000		279,000				688,000
Operations		331,227,000		24,140,000		10,000,000		365,367,000

HIGHER EDUCATION PROGRAM		327,288,000		20,806,000		10,000,000		358,094,000
ADVANCED EDUCATION PROGRAM		1,715,000		1,041,000				2,756,000
RESEARCH PROGRAM		2,224,000		1,116,000				3,340,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,177,000				1,177,000

TOTAL NEW APPROPRIATIONS	₱	424,889,000	₱	47,152,000	₱	10,000,000	₱	482,041,000

APRIL 29, 2019	OFFICIAL GAZETTE	467
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	46,379,000	₱	22,733,000	₱		₱	69,112,000
Administration of Personnel Benefits		46,874,000						46,874,000

Sub-total, General Administration and Support		93,253,000		22,733,000				115,986,000

Support to Operations
Auxiliary Services		409,000		279,000				688,000

Sub-total, Support to Operations		409,000		279,000				688,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		327,288,000		20,806,000		10,000,000		358,094,000

HIGHER EDUCATION PROGRAM		327,288,000		20,806,000		10,000,000		358,094,000

Provision of Higher Education Services Project(s)		327,288,000		20,806,000				348,094,000

Locally-Funded Project(s)						10,000,000		10,000,000

Construction of Concrete Perimeter Fence, Tanay Campus						10,000,000		10,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		3,939,000		2,157,000				6,096,000

ADVANCED EDUCATION PROGRAM		1,715,000		1,041,000				2,756,000

Provision of Advanced Education Services		1,715,000		1,041,000				2,756,000
RESEARCH PROGRAM		2,224,000		1,116,000				3,340,000

Conduct of Research Services		2,224,000		1,116,000				3,340,000
Community Engagement Increased				1,177,000				1,177,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,177,000				1,177,000

Provision of Extension Services				1,177,000				1,177,000

Sub-total, Operations		331,227,000		24,140,000		10,000,000		365,367,000

TOTAL NEW APPROPRIATIONS	₱	424,889,00	₱	47,152,000	₱	10,000,000	₱	482,041,000

468	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	292,809

Total Permanent Positions	292,809

Other Compensation Common to All
Personnel Economic Relief Allowance	15,168
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	3,792
Honoraria	2,182
Mid-Year Bonus - Civilian	24,402
Year End Bonus	24,402
Cash Gift	3,160
Productivity Enhancement Incentive	3,160
Step Increment	733

Total Other Compensation Common to All	77,479

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	276
Lump-Sum for filling of Positions - Civilian	46,725

Total Other Compensation for Specific Groups	47,001

Other Benefits
PAG-IBIG Contributions	758
PhilHealth Contributions	3,185
Employees Compensation Insurance Premiums	758
Loyalty Award - Civilian	540
Terminal Leave	149

Total Other Benefits	5,390

Non-Permanent Positions	2,210

Total Personnel Services	424,889

Maintenance and Other Operating Expenses
Travelling Expenses	1,525
Training and Scholarship Expenses	3,011
Supplies and Materials Expenses	11,633
Utility Expenses	19,222
Communication Expenses	3,911

APRIL 29, 2019	OFFICIAL GAZETTE	469
STATE UNIVERSITIES AND COLLEGES

Awards/Rewards and Prizes	2
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	122
Professional Services	320
General Services	1,273
Repairs and Maintenance	2,403
Taxes, Insurance Premiums and Other Fees	240
Labor and Wages Other Maintenance and Operating Expenses	1,377
Advertising Expenses	57
Printing and Publication Expenses	146
Representation Expenses	644
Transportation and Delivery Expenses	44
Membership Dues and Contributions to Organizations	1,110
Subscription Expenses	112

Total Maintenance and Other Operating Expenses	47,152

Total Current Operating Expenditures	472,041

Capital Outlays
Property, Plant and Equipment Outlay Land Improvements Outlays	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	482,041

H. REGION IV-B (MIMAROPA)

H.1. MARINDUQUE STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	182,637,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	37,254,000	₱	10,683,000	₱		₱	47,937,000
Support to Operations		1,357,000		77,000				1,434,000
Operations		105,047,000		8,219,000		20,000,000		133,266,000

HIGHER EDUCATION PROGRAM		102,943,000		6,418,000		20,000,000		129,361,000
ADVANCED EDUCATION PROGRAM		2,104,000		221,000				2,325,000

470	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

RESEARCH PROGRAM				1,027,000				1,027,000
TECHNICAL ADVISORY EXTENSION PROGRAM				553,000				553,000

TOTAL NEW APPROPRIATIONS	₱	143,658,000	₱	18,979,000	₱	20,000,000	₱	182,637,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	17,550,000	₱	10,683,000	₱		₱	28,233,000
Administration of Personnel Benefits		19,704,000						19,704,000

Sub-total, General Administration and Support		37,254,000		10,683,000				47,937,000

Support to Operations
Auxiliary Services		1,357,000		77,000				1,434,000

Sub-total, Support to Operations		1,357,000		77,000				1,434,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		102,943,000		6,418,000		20,000,000		129,361,000

HIGHER EDUCATION PROGRAM		102,943,000		6,418,000		20,000,000		129,361,000

Provision of Higher Education Services Project(s)		102,943,000		6,418,000				109,361,000

Locally-Funded Project(s)						20,000,000		20,000,000

Completion of School of Business and Management (SBM) Building						20,000,000		20,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		2,104,000		1,248,000				3,352,000

ADVANCED EDUCATION PROGRAM		2,104,000		221,000				2,325,000

Provision of Advanced Education Services		2,104,000		221,000				2,325,000

APRIL 29, 2019	OFFICIAL GAZETTE	471
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM				1,027,000				1,027,000

Conduct of Research Services				1,027,000				1,027,000

Community Engagement Increased				553,000				553,000
TECHNICAL ADVISORY EXTENSION PROGRAM				553,000				553,000
Provision of Extension Services				553,000				553,000

Sub-total, Operations		105,047,000		8,219,000		20,000,000		133,266,000

TOTAL NEW APPROPRIATIONS	₱	143,658,000	₱	18,979,000	₱	20,000,000	₱	182,637,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	94,569

Total Permanent Positions	94,569

Other Compensation Common to All
Personnel Economic Relief Allowance	6,120
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	1,530
Honoraria	412
Mid-Year Bonus - Civilian	7,880
Year End Bonus	7,880
Cash Gift	1,275
Productivity Enhancement Incentive	1,275
Step Increment	236

Total Other Compensation Common to All	26,824

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	28
Lump-Sum for filling of Positions - Civilian	19,566

Total Other Compensation for Specific Groups	19,594

Other Benefits
PAG-IBIG Contributions	306
PhilHealth Contributions	1,110
Employees Compensation Insurance Premiums	306

472	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Loyalty Award - Civilian	175
Terminal Leave	138

Total Other Benefits	2,035

Non-Permanent Positions	636

Total Personnel Services	143,658

Maintenance and Other Operating Expenses
Travelling Expenses	1,554
Training and Scholarship Expenses	1,687
Supplies and Materials Expenses	2,468
Utility Expenses	6,117
Communication Expenses Confidential, Intelligence and Extraordinary Expenses	1,052
Extraordinary and Miscellaneous Expenses	118
General Services	3,455
Repairs and Maintenance	1,029
Taxes, Insurance Premiums and Other Fees Other Maintenance and Operating Expenses	206
Advertising Expenses	43
Printing and Publication Expenses	179
Representation Expenses	472
Transportation and Delivery Expenses	296
Membership Dues and Contributions to Organizations	122
Subscription Expenses	181

Total Maintenance and Other Operating Expenses	18,979

Total Current Operating Expenditures	162,637

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,000

Total Capital Outlays	20,000

TOTAL NEW APPROPRIATIONS	182,637

H.2. MINDORO STATE UNIVERSITY

(MINDORO STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	376,971,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

APRIL 29, 2019	OFFICIAL GAZETTE	473
STATE UNIVERSITIES AND COLLEGES

PROGRAMS
General Administration and Support	₱	37,075,000	₱	8,432,000	₱		₱	45,507,000
Operations		102,570,000		30,494,000		198,400,000		331,464,000

HIGHER EDUCATION PROGRAM		102,570,000		20,755,000		198,400,000		321,725,000
RESEARCH PROGRAM				8,828,000				8,828,000
TECHNICAL ADVISORY EXTENSION PROGRAM				911,000				911,000

TOTAL NEW APPROPRIATIONS	₱	139,645,000	₱	38,926,000	₱	198,400,000	₱	376,971,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,804,000	₱	8,432,000	₱		₱	27,236,000
Administration of Personnel Benefits		18,271,000						18,271,000

Sub-total, General Administration and Support		37,075,000		8,432,000				45,507,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		102,570,000		20,755,000		198,400,000		321,725,000

HIGHER EDUCATION PROGRAM		102,570,000		20,755,000		198,400,000		321,725,000

Provision of Higher Education Services Project(s)		102,570,000		20,755,000		20,400,000		143,725,000

Locally-Funded Project(s)						178,000,000		178,000,000

Rehabilitation/Renovation/Upgrading of Old Science Laboratory Building, Victoria Campus						22,000,000		22,000,000
Rehabilitation/Renovation/Upgrading of Education Building, Victoria Campus						22,000,000		22,000,000
Rehabilitation/Renovation/Upgrading of General Education Building, Calapan Campus						22,000,000		22,000,000
Rehabilitation/Renovation/Upgrading of Hotel and Restaurant Management/Hotel and Tourism Management (HRM/NTN) Laboratory Building, Bongabong Campus						22,000,000		22,000,000

474	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Renovation/Rehabilitation/Upgrading of Library Building, Calapan Campus					12,000,000		12,000,000
Renovation/Rehabilitation/Upgrading of Fishery Laboratory Building, Bongabong Campus					12,000,000		12,000,000
Renovation/Improvement/Upgrading of Academic Buildings and Provision of Facilities for Persons with Disabilities (PWD), Victoria Campus					15,000,000		15,000,000
Renovation/Improvement/Upgrading of Multi-purpose Gymnasium and Student Activity Center including Ventilation, Victoria Campus					30,000,000		30,000,000
Renovation/Improvement/Upgrading of Science Laboratories, Victoria Campus					5,000,000		5,000,000
Renovation/Improvement/Upgrading of Academic Building, Fabrication and Installation of Grills at the Technology Building, Calapan and Bongabong Campuses					8,000,000		8,000,000
Renovation/Improvement/Upgrading of Academic Building, Fabrication and Installation of Grills at the Agriculture Ecology Laboratory Building, Victoria Campus					8,000,000		8,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation			8,828,000				8,828,000
RESEARCH PROGRAM			8,828,000				8,828,000
Conduct of Research Services			8,828,000				8,828,000
Community Engagement Increased			911,000				911,000
TECHNICAL ADVISORY EXTENSION PROGRAM			911,000				911,000

Provision of Extension Services			911,000				911,000

Sub-total, Operations	102,570,000		30,494,000		198,400,000		331,464,000

TOTAL NEW APPROPRIATIONS	₱139,645,000	₱	38,926,000	₱	198,400,000	₱	376,971,000

New Appropriations, by Object of Expenditures (In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	91,849

Total Permanent Positions	91,849

APRIL 29, 2019	OFFICIAL GAZETTE	475
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	6,192
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	1,548
Honoraria	200
Mid-Year Bonus - Civilian	7,654
Year End Bonus	7,654
Cash Gift	1,290
Productivity Enhancement Incentive	1,290
Step Increment	229

Total Other Compensation Common to All	26,393

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	363
Lump-Sum for filling of Positions - Civilian	18,271

Total Other Compensation for Specific Groups	18,634

Other Benefits
PAG-IBIG Contributions	309
PhilHealth Contributions	1,121
Employees Compensation Insurance Premiums	309
Loyalty Award - Civilian	170

Total Other Benefits	1,909

Non-Permanent Positions	860

Total Personnel Services	139,645

Maintenance and Other Operating Expenses
Travelling Expenses	2,656
Training and Scholarship Expenses	2,100
Supplies and Materials Expenses	6,872
Utility Expenses	6,672
Communication Expenses	803
Awards/Rewards and Prizes	260
Survey, Research, Exploration and Development Expenses	5,813
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	100
Professional Services	228
Repairs and Maintenance	7,580
Taxes, Insurance Premiums and Other Fees	2,794
Labor and Wages	684
Other Maintenance and Operating Expenses
Printing and Publication Expenses	60
Representation Expenses	250
Rent/Lease Expenses	144
Membership Dues and Contributions to Organizations	200
Subscription Expenses	300
Other Maintenance and Operating Expenses	1,410

Total Maintenance and Other Operating Expenses	38,926

Total Current Operating Expenditures	178,571

476	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	178,000
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	5,400

Total Capital Outlays	198,400

TOTAL NEW APPROPRIATIONS	376,971

H.3. OCCIDENTAL MINDORO STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	247,136,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	37,331,000	₱	4,289,000	₱		₱	41,620,000
Operations		149,723,000		27,869,000		27,924,000		205,516,000

HIGHER EDUCATION PROGRAM		149,386,000		25,428,000		27,924,000		202,738,000
RESEARCH PROGRAM		337,000		1,708,000				2,045,000
TECHNICAL ADVISORY EXTENSION PROGRAM				733,000				733,000

TOTAL NEW APPROPRIATIONS	₱	187,054,000	₱	32,158,000	₱	27,924,000	₱	247,136,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision		26,806,000		4,289,000				31,095,000
Administration of Personnel Benefits		10,525,000						10,525,000

Sub-total, General Administration and Support Operations		37,331,000		4,289,000				41,620,000

APRIL 29, 2019	OFFICIAL GAZETTE	477
STATE UNIVERSITIES AND COLLEGES

Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		149,386,000		25,428,000		27,924,000		202,738,000

HIGHER EDUCATION PROGRAM		149,386,000		25,428,000		27,924,000		202,738,000

Provision of Higher Education Services Project(s)		149,386,000		25,428,000		19,424,000		194,238,000

Locally-Funded Project(s)						8,500,000		8,500,000

Improvement of Gymnasium, Labangan Campus						8,500,000		8,500,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		337,000		1,708,000				2,045,000

RESEARCH PROGRAM		337,000		1,708,000				2,045,000

Conduct of Research Services		337,000		1,708,000				2,045,000
Community Engagement Increased				733,000				733,000

TECHNICAL ADVISORY EXTENSION PROGRAM				733,000				733,000

Provision of Extension Services				733,000				733,000

Sub-total, Operations		149,723,000		27,869,000		27,924,000		205,516,000

TOTAL NEW APPROPRIATIONS	₱	187,054,000	₱	32,158,000	₱	27,924,000	₱	247,136,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	130,973

Total Permanent Positions	130,973

Other Compensation Common to All
Personnel Economic Relief Allowance	9,144
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	2,286
Mid-Year Bonus - Civilian	10,915

478	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Year End Bonus	10,915
Cash Gift	1,905
Productivity Enhancement Incentive	1,905
Step Increment	328

Total Other Compensation Common to All	37,734

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	315
Lump-Sum for filling of Positions - Civilian	10,491

Total Other Compensation for Specific Groups	10,806

Other Benefits
PAG-IBIG Contributions	457
PhilHealth Contributions	1,604
Employees Compensation Insurance Premiums	457
Loyalty Award - Civilian	45
Terminal Leave	34

Total Other Benefits	2,597

Non-Permanent Positions	4,944

Total Personnel Services	187,054

Maintenance and Other Operating Expenses
Travelling Expenses	600
Training and Scholarship Expenses	3,135
Supplies and Materials Expenses	6,033
Utility Expenses	4,638
Communication Expenses	905
Awards/Rewards and Prizes	135
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	126
Professional Services	4,044
General Services	7,340
Repairs and Maintenance	2,970
Taxes, Insurance Premiums and Other Fees	1,239
Labor and Wages	520
Other Maintenance and Operating Expenses
Printing and Publication Expenses	113
Representation Expenses	39
Transportation and Delivery Expenses	65
Rent/Lease Expenses	200
Membership Dues and Contributions to Organizations	32
Subscription Expenses	10
Other Maintenance and Operating Expenses	14

Total Maintenance and Other Operating Expenses	32,158

Total Current Operating Expenditures	219,212

APRIL 29, 2019	OFFICIAL GAZETTE	479
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	8,500
Machinery and Equipment Outlay	19,424

Total Capital Outlays	27,924

TOTAL NEW APPROPRIATIONS	247,136

H.4. PALAWAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	471,207,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	69,533,000	₱	27,756,000	₱		₱	97,289,000
Support to Operations		6,412,000		7,000				6,419,000
Operations		241,984,000		25,515,000		100,000,000		367,499,000

HIGHER EDUCATION PROGRAM		219,117,000		21,004,000		100,000,000		340,121,000
ADVANCED EDUCATION PROGRAM		11,746,000		1,200,000				12,946,000
RESEARCH PROGRAM		10,505,000		2,443,000				12,948,000
TECHNICAL ADVISORY EXTENSION PROGRAM		616,000		868,000				1,484,000

TOTAL NEW APPROPRIATIONS	₱	317,929,000	₱	53,278,000	₱	100,000,000	₱	471,207,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

480	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS
General Administration and Support
General Management and Supervision	₱	27,187,000	₱	27,756,000	₱		₱	54,943,000
Administration of Personnel Benefits		42,346,000						42,346,000

Sub-total, General Administration and Support		69,533,000		27,756,000				97,289,000

Support to Operations
Auxiliary Services		6,412,000		7,000				6,419,000

Sub-total, Support to Operations		6,412,000		7,000				6,419,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		219,117,000		21,004,000		100,000,000		340,121,000

HIGHER EDUCATION PROGRAM		219,117,000		21,004,000		100,000,000		340,121,000

Provision of Higher Education Services		219,117,000		21,004,000				240,121,000

Project(s)
Locally-Funded Project(s)						100,000,000		100,000,000

Completion of PSU Medical School Building						100,000,000		100,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		22,251,000		3,643,000				25,894,000

ADVANCED EDUCATION PROGRAM		11,746,000		1,200,000				12,946,000

Provision of Advanced Education Services		11,746,000		1,200,000				12,946,000
RESEARCH PROGRAM		10,505,000		2,443,000				12,948,000

Conduct of Research Services		10,505,000		2,443,000				12,948,000
Community Engagement Increased		616,000		868,000				1,484,000

TECHNICAL ADVISORY EXTENSION PROGRAM		616,000		868,000				1,484,000

Provision of Extension Services		616,000		868,000				1,484,000

Sub-total, Operations		241,984,000		25,515,000		100,000,000		367,499,000

TOTAL NEW APPROPRIATIONS	₱	317,929,000	₱	53,278,000	₱	100,000,000	₱	471,207,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

APRIL 29, 2019	OFFICIAL GAZETTE	481
STATE UNIVERSITIES AND COLLEGES

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	209,130

Total Permanent Positions	209,130

Other Compensation Common to All
Personnel Economic Relief Allowance	14,136
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	3,534
Honoraria	1,350
Mid-Year Bonus - Civilian	17,429
Year End Bonus	17,429
Cash Gift	2,945
Productivity Enhancement Incentive	2,945
Step Increment	523

Total Other Compensation Common to All	60,531

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	638
Lump-Sum for filling of Positions - Civilian	37,699

Total Other Compensation for Specific Groups	38,337

Other Benefits
PAG-IBIG Contributions	707
PhilHealth Contributions	2,567
Employees Compensation Insurance Premiums	707
Loyalty Award - Civilian	400
Terminal Leave	4,647

Total Other Benefits	9,028

Non-Permanent Positions	903

Total Personnel Services	317,929

Maintenance and Other Operating Expenses
Travelling Expenses	8,061
Training and Scholarship Expenses	5,056
Supplies and Materials Expenses	9,672
Utility Expenses	13,453
Communication Expenses	2,076
Survey, Research, Exploration and Development Expenses	166
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	600

482	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Professional Services	730
Repairs and Maintenance	5,679
Taxes, Insurance Premiums and Other Fees	4,230
Other Maintenance and Operating Expenses
Advertising Expenses	250
Printing and Publication Expenses	869
Representation Expenses	1,146
Transportation and Delivery Expenses	50
Rent/Lease Expenses	320
Membership Dues and Contributions to Organizations	340
Subscription Expenses	100
Other Maintenance and Operating Expenses	480

Total Maintenance and Other Operating Expenses	53,278

Total Current Operating Expenditures	371,207

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	100,000

Total Capital Outlays	100,000

TOTAL NEW APPROPRIATIONS	471,207

H.5. ROMBLON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s) as indicated indicated hereunder	₱	269,406,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	48,830,000	₱	6,193,000	₱		₱	55,023,000
Support to Operations		3,212,000		1,084,000		38,702,000		42,998,000
Operations		151,311,000		15,074,000		5,000,000		171,385,000

HIGHER EDUCATION PROGRAM		151,093,000		12,416,000		5,000,000		168,509,000
ADVANCED EDUCATION PROGRAM		218,000		629,000				847,000
RESEARCH PROGRAM				1,143,000				1,143,000
TECHNICAL ADVISORY EXTENSION PROGRAM				886,000				886,000

TOTAL NEW APPROPRIATIONS	₱	203,353,000	₱	22,351,000	₱	43,702,000	₱	269,406,000

APRIL 29, 2019	OFFICIAL GAZETTE	483
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,714,000	₱	6,193,000	₱		₱	26,907,000
Administration of Personnel Benefits		28,116,000						28,116,000

Sub-total, General Administration and Support		48,830,000		6,193,000				55,023,000

Support to Operations
Auxiliary Services		3,212,000		1,084,000				4,296,000
Project(s)
Locally-Funded Project(s)						38,702,000		38,702,000

Rehabilitation of Multi-purpose Building, Main Campus, Odiongan						25,000,000		25,000,000
Rehabilitation of Multi-purpose Building 1, San Fernando Campus						13,702,000		13,702,000
Sub-total, Support to Operations		3,212,000		1,084,000		38,702,000		42,998,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		151,093,000		12,416,000		5,000,000		168,509,000

HIGHER EDUCATION PROGRAM		151,093,000		12,416,000		5,000,000		168,509,000

Provision of Higher Education Services		151,093,000		12,416,000		5,000,000		168,509,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		218,000		1,772,000				1,990,000

ADVANCED EDUCATION PROGRAM		218,000		629,000				847,000

Provision of Advanced Education Services		218,000		629,000				847,000
RESEARCH PROGRAM				1,143,000				1,143,000

Conduct of Research Services				1,143,000				1,143,000

484	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Community Engagement Increased				886,000				886,000

TECHNICAL ADVISORY EXTENSION PROGRAM				886,000				886,000

Provision of Extension Services				886,000				886,000

Sub-total, Operations		151,311,000		15,074,000		5,000,000		171,385,000

TOTAL NEW APPROPRIATIONS	₱	203,353,000	₱	22,351,000	₱	43,702,000	₱	269,406,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	133,178

Total Permanent Positions	133,178

Other Compensation Common to All
Personnel Economic Relief Allowance
Representation Allowance	8,448
Transportation Allowance	228
Clothing and Uniform Allowance	228
Honoraria	2,112
Mid-Year Bonus - Civilian	894
Year End Bonus	11,098
Cash Gift	11,098
Productivity Enhancement Incentive	1,760
Step Increment	1,760
Total Other Compensation Common to All	333

Other Compensation for Specific Groups	37,959

Magna Carta for Public Health Workers	210
Lump-Sum for filling of Positions - Civilian	27,652

Total Other Compensation for Specific Groups	27,862

Other Benefits
PAG-IBIG Contributions	422
PhilHealth Contributions	1,540
Employees Compensation Insurance Premiums	422
Loyalty Award - Civilian	215
Terminal Leave	464

Total Other Benefits	3,063

Non-Permanent Positions	1,291

Total Personnel Services	203,353

APRIL 29, 2019	OFFICIAL GAZETTE	485
STATE UNIVERSITIES AND COLLEGES

Maintenance and Other Operating Expenses
Travelling Expenses	2,767
Training and Scholarship Expenses	1,455
Supplies and Materials Expenses	4,686
Utility Expenses	3,878
Communication Expenses	830
Awards/Rewards and Prizes	300
Survey, Research, Exploration and Development Expenses	800
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	320
General Services	2,946
Repairs and Maintenance	3,077
Taxes, Insurance Premiums and Other Fees	212
Other Maintenance and Operating Expenses
Printing and Publication Expenses	187
Representation Expenses	100
Transportation and Delivery Expenses	125
Membership Dues and Contributions to Organizations	550

Total Maintenance and Other Operating Expenses	22,351

Total Current Operating Expenditures	225,704

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	38,702
Machinery and Equipment GOutlay	5,000

Total Capital Outlays	43,702

TOTAL NEW APPROPRIATIONS	269,406

H.6. WESTERN PHILIPPINES UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	233,109,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	44,015,000	₱	8,414,000	₱	₱	52,429,000
Support to Operations		4,847,000		986,000			5,833,000

486	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations		150,315,000		13,270,000		11,262,000		174,847,000

HIGHER EDUCATION PROGRAM		135,497,000		10,336,000		11,262,000		157,095,000
ADVANCED EDUCATION PROGRAM		287,000		307,000				594,000
RESEARCH PROGRAM		1,257,000		1,893,000				3,150,000
TECHNICAL ADVISORY EXTENSION PROGRAM		13,274,000		734,000				14,008,000

TOTAL NEW APPROPRIATIONS	₱	199,177,000	₱	22,670,000	₱	11,262,000	₱	233,109,000

New Appropriations, by Programs/Activities/Projects

	Current Operation Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	32,375,000	₱	8,414,000	₱	₱	40,789,000
Administration of Personnel Benefits		11,640,000					11,640,000

Sub-total, General Administration and Support		44,015,000		8,414,000			52,429,000

Support to Operations
Auxiliary Services		4,847,000		986,000			5,833,000

Sub-total, Support to Operations		4,847,000		986,000			5,833,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		135,497,000		10,336,000	11,262,000		157,095,000

HIGHER EDUCATION PROGRAM		135,497,000		10,336,000	11,262,000		157,095,000

Provision of Higher Education Services		135,497,000		10,336,000	1,262,000		147,095,000
Project(s)
Locally-Funded Project(s)					10,000,000		10,000,000

Construction of College of Business Management Academic Building					10,000,000		10,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	487
STATE UNIVERSITIES AND COLLEGES

Higher Education Research Improved to Promote Economic Productivity and Innovation		1,544,000		2,200,000				3,744,000

ADVANCED EDUCATION PROGRAM		287,000		307,000				594,000

Provision of Advanced Education Services		287,000		307,000				594,000
RESEARCH PROGRAM		1,257,000		1,893,000				3,150,000

Conduct of Research Services		1,257,000		1,893,000				3,150,000
Community Engagement Increased		13,274,000		734,000				14,008,000

TECHNICAL ADVISORY EXTENSION PROGRAM		13,274,000		734,000				14,008,000

Provision of Extension Services		13,274,000		734,000				14,008,000

Sub-total, Operations		150,315,000		13,270,000		11,262,000		174,847,000

TOTAL NEW APPROPRIATIONS	₱	199,177,000	₱	22,670,000	₱	11,262,000	₱	233,109,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	140,240

Total Permanent Positions	140,240

Other Compensation Common to All
Personnel Economic Relief Allowance	8,760
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	2,190
Honoraria	1,010
Mid-Year Bonus - Civilian	11,686
Year End Bonus	11,686
Cash Gift	1,825
Productivity Enhancement Incentive	1,825

Step Increment	350

Total Other Compensation Common to All	39,692

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	625
Lump-Sum for filling of Positions - Civilian	10,900
Anniversary Bonus - Civilian	1,104

Total Other Compensation for Specific Groups	12,629

488	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Benefits
PAG-IBIG Contributions	438
PhilHealth Contributions	1,588
Employees Compensation Insurance Premiums	430
Loyalty Award - Civilian	305
Terminal Leave	740

Total Other Benefits	3,509

Non-Permanent Positions	3,107

Total Personnel Services	199,177

Maintenance and Other Operating Expenses
Travelling Expenses	3,158
Training and Scholarship Expenses	2,371
Supplies and Materials Expenses	5,862
Utility Expenses	3,997
Communication Expenses	457
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
General Services	3,088
Repairs and Maintenance	2,809
Taxes, Insurance Premiums and Other Fees	600
Other Maintenance and Operating Expenses
Membership Dues and Contributions to Organizations	210

Total Maintenance and Other Operating Expenses	22,670

Total Current Operating Expenditures	221,847

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,000
Machinery and Equipment Outlay	1,262

Total Capital Outlays	11,262

TOTAL NEW APPROPRIATIONS	233,109

APRIL 29, 2019	OFFICIAL GAZETTE	489
STATE UNIVERSITIES AND COLLEGES

I. REGION V - BICOL

I.1. BICOL STATE COLLEGE OF APPLIED SCIENCES AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	178,194,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	33,627,000	₱	16,796,000	₱		₱	50,423,000
Operations		57,670,000		6,461,000		63,640,000		127,771,000

HIGHER EDUCATION PROGRAM		55,043,000		6,272,000		63,640,000		124,955,000
ADVANCED EDUCATION PROGRAM		1,637,000						1,637,000
RESEARCH PROGRAM		369,000		167,000				536,000
TECHNICAL ADVISORY EXTENSION PROGRAM		621,000		22,000				643,000

TOTAL NEW APPROPRIATIONS	₱	91,297,000	₱	23,257,000	₱	63,640,000	₱	178,194,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	17,784,000	₱	16,796,000	₱		₱	34,580,000
Administration of Personnel Benefits		15,843,000						15,843,000

Sub-total, General Administration and Support		33,627,000		16,796,000				50,423,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		55,043,000		6,272,000		63,640,000		124,955,000

490	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

HIGHER EDUCATION PROGRAM		55,043,000		6,272,000		63,640,000		124,955,000

Provision of Higher Education Services		55,043,000		6,272,000				61,315,000

Project(s)
Locally-Funded Project(s)						63,640,000		63,640,000

Completion of Learning, Innovation and Entrepreneurship Building for AST						53,640,000		53,640,000
Refurbishment of Instructional Live Media Production Laboratory						10,000,000		10,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		2,006,000		167,000				2,173,000

ADVANCED EDUCATION PROGRAM		1,637,000						1,637,000

Provision of Advanced Education Services		1,637,000						1,637,000
RESEARCH PROGRAM		369,000		167,000				536,000

Conduct of Research Services		369,000		167,000				536,000
Community Engagement Increased		621,000		22,000				643,000

TECHNICAL ADVISORY EXTENSION PROGRAM		621,000		22,000				643,000

Provision of Extension Services		621,000		22,000				643,000

Sub-total, Operations		57,670,000		6,461,000		63,640,000		127,771,000

TOTAL NEW APPROPRIATIONS	₱	91,297,000	₱	23,257,000	₱	63,640,000	₱	178,194,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	57,521

Total Permanent Positions	57,521

Other Compensation Common to All
Personnel Economic Relief Allowance	3,360
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	840
Honoraria	442
Mid-Year Bonus - Civilian	4,793

APRIL 29, 2019	OFFICIAL GAZETTE	491
STATE UNIVERSITIES AND COLLEGES

Year End Bonus	4,793
Cash Gift	700
Productivity Enhancement Incentive	700
Step Increment	143

Total Other Compensation Common to All	15,975

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	427
Lump-Sum for filling of Positions - Civilian	13,278

Total Other Compensation for Specific Groups	13,705

Other Benefits
PAG-IBIG Contributions	167
PhilHealth Contributions	673
Employees Compensation Insurance Premiums	167
Retirement Gratuity	2,524
Loyalty Award - Civilian	150
Terminal Leave	41

Total Other Benefits	3,722

Non-Permanent Positions	374

Total Personnel Services	91,297

Maintenance and Other Operating Expenses
Travelling Expenses	1,709
Training and Scholarship Expenses	1,606
Supplies and Materials Expenses	5,211
Utility Expenses	4,200
Communication Expenses	476
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	200
Professional Services	856
General Services	4,784
Repairs and Maintenance	2,100
Taxes, Insurance Premiums and Other Fees	400
Labor and Mages	450
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	250
Representation Expenses	650
Transportation and Delivery Expenses	50
Rent/Lease Expenses	50
Membership Dues and Contributions to Organizations	100
Subscription Expenses	65

Total Maintenance and Other Operating Expenses	23,257

Total Current Operating Expenditures	114,554

492	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	53,640
Machinery and Equipment Outlay	10,000

Total Capital Outlays	63,640

TOTAL NEW APPROPRIATIONS	178,194

I.2. BICOL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,027,536,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	143,803,000	₱	56,320,000	₱		₱	200,123,000
Support to Operations		15,469,000		7,443,000				22,912,000
Operations		571,429,000		98,072,000		135,000,000		804,501,000

HIGHER EDUCATION PROGRAM		526,572,000		84,987,000		135,000,000		746,559,000
ADVANCED EDUCATION PROGRAM		36,579,000		3,906,000				40,485,000
RESEARCH PROGRAM		5,210,000		7,357,000				12,567,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,068,000		1,822,000				4,890,000

TOTAL NEW APPROPRIATIONS	₱	730,701,000	₱	161,835,000	₱	135,000,000	₱	1,027,536,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	52,952,000	₱	56,320,000	₱		₱	109,272,000

APRIL 29, 2019	OFFICIAL GAZETTE	493
STATE UNIVERSITIES AND COLLEGES

Administration of Personnel Benefits		90,851,000						90,851,000

Sub-total, General Administration and Support		143,803,000		56,320,000				200,123,000

Support to Operations
Auxiliary Services		15,469,000		7,443,000				22,912,000

Subtotal, Support to Operations		15,469,000		7,443,000				22,912,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		526,572,000		84,987,000		135,000,000		746,559,000

HIGHER EDUCATION PROGRAM		526,572,000		84,987,000		135,000,000		746,559,000

Provision of Higher Education Services		526,572,000		84,987,000				611,559,000

Project(s)
Locally-Funded Project(s)						135,000,000		135,000,000

Completion of Engineering Building, East Campus Modernization						30,000,000		30,000,000
Completion of Electrical Engineering Building						40,000,000		40,000,000
Rehabilitation of Academic Building, BUCAF						15,000,000		15,000,000
Rehabilitation of BU Industrial Technology Building						20,000,000		20,000,000
Rehabilitation/Improvement of Campus Gymnasium, Tabaco Campus Tabaco Campus						20,000,000		20,000,000
Modernization of Laboratory Facilities - E Learning Laboratory (Software and Equipment)						10,000,000		10,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		41,789,000		11,263,000				53,052,000

ADVANCED EDUCATION PROGRAM		36,579,000		3,906,000				40,485,000

Provision of Advanced Education Services		36,579,000		3,906,000				40,485,000
RESEARCH PROGRAM		5,210,000		7,357,000				12,567,000

Conduct of Research Services		5,210,000		7,357,000				12,567,000
Community Engagement Increased		3,068,000		1,822,000				4,890,000

TECHNICAL ADVISORY EXTENSION PROGRAM		3,068,000		1,822,000				4,890,000

Provision of Extension Services		3,068,000		1,822,000				4,890,000

Sub-total, Operations		571,429,000		98,072,000		135,000,000		804,501,000

TOTAL NEW APPROPRIATIONS	₱	730,701,000	₱	161,835,000	₱	135,000,000	₱	1,027,536,000

494	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	447,473

Total Permanent Positions	447,473

Other Compensation Common to All
Personnel Economic Relief Allowance	22,560
Representation Allowance	312
Transportation Allowance	312
Clothing and Uniform Allowance	5,640
Honoraria	63,000
Mid-Year Bonus - Civilian	37,289
Year End Bonus	37,289
Cash Gift	4,700
Productivity Enhancement Incentive	4,700
Step Increment	1,118

Total Other Compensation Common to All	176,920

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,157
Lump-Sum for filling of Positions - Civilian	78,430
Anniversary Bonus - Civilian	2,640

Total Other Compensation for Specific Groups	82,227

Other Benefits
PAG-IBIG Contributions	1,129
PhilHealth Contributions	4,412
Employees Compensation Insurance Premiums	1,129
Retirement Gratuity	11,061
Loyalty Award - Civilian	820
Terminal Leave	1,360

Total Other Benefits	19,911

Non-Permanent Positions	4,170

Total Personnel Services	730,701

Maintenance and Other Operating Expenses
Travelling Expenses	8,700
Training and Scholarship Expenses	8,900
Supplies and Materials Expenses	34,725
Utility Expenses	36,193
Communication Expenses	2,455
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180

APRIL 29, 2019	OFFICIAL GAZETTE	495
STATE UNIVERSITIES AND COLLEGES

Professional Services	4,666
General Services	36,115
Repairs and Maintenance	7,975
Taxes, Insurance Premiums and Other Fees	8,567
Labor and Wages	1,440
Other Maintenance and Operating Expenses
Advertising Expenses	10
Printing and Publication Expenses	820
Representation Expenses	1,914
Transportation and Delivery Expenses	1,914
Membership Dues and Contributions to Organizations	265
Other Maintenance and Operating Expenses	6,996

Total Maintenance and Other Operating Expenses	161,835

Total Current Operating Expenditures	892,536

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	125,000
Machinery and Equipment Outlay	10,000

Total Capital Outlays	125,000

TOTAL NEW APPROPRIATIONS	1,017,536

I.3. CAMARINES NORTE STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	476,016,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	73,814,000	₱	34,027,000	₱		₱	107,841,000
Support to Operations						19,000,000		19,000,000
Operations		133,782,000		14,393,000		201,000,000		349,175,000

HIGHER EDUCATION PROGRAM		132,422,000		13,306,000		201,000,000		346,728,000
ADVANCED EDUCATION PROGRAM		1,000,000		490,000				1,490,000
RESEARCH PROGRAM		200,000		348,000				548,000
TECHNICAL ADVISORY EXTENSION PROGRAM		160,000		249,000				409,000

TOTAL NEW APPROPRIATIONS	₱	207,596,000	₱	48,420,000	₱	220,000,000	₱	476,016,000

496	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	49,978,000	₱	34,027,000	₱		₱	84,005,000
Administration of Personnel Benefits		23,836,000						23,836,000

Sub-total, General Administration and Support		73,814,000		34,027,000				107,841,000

Support to Operations
Auxiliary Services						4,000,000		4,000,000

Project(s)
Locally-Funded Project(s)						15,000,000		15,000,000

Rehabilitation of Student Canteens in selected campuses						15,000,000		15,000,000

Sub-total, Support to Operations						19,000,000		19,000,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		132,422,000		13,306,000		201,000,000		346,728,000

HIGHER EDUCATION PROGRAM		132,422,000		13,306,000		201,000,000		346,728,000

Provision of Higher Education Services		132,422,000		13,306,000				145,728,000

Project(s)
Locally-Funded Project(s)						201,000,000		201,000,000

Completion of Academic Building, Abaro Campus						10,000,000		10,000,000
Completion of Academic Building, Labo Campus						30,000,000		30,000,000
Completion of Agri-based Projects, Labo Campus						15,000,000		15,000,000
Completion of Covered Court, Main Campus						15,000,000		15,000,000
Rehabilitation of Dormitory, Labo Campus						15,000,000		15,000,000
Completion of Academic Building, Entienza Campus						30,000,000		30,000,000
Completion of Entrance Pavilion and Entrepreneurship Building (Central Business Processing Center)						30,000,000		30,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	497
STATE UNIVERSITIES AND COLLEGES

Rehabilitation of Social Hall to Central Business Processing Plant, Labo Campus						20,000,000		20,000,000
Completion of Supply Office with Stock Room and Garage						20,000,000		20,000,000
Excavation and Development of Aquaculture Farm, Mercedes Campus						10,000,000		10,000,000
Construction of Alumni Building, Main Campus						6,000,000		6,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		1,200,000		838,000				2,038,000

ADVANCED EDUCATION PROGRAM		1,000,000		490,000				1,490,000

Provision of Advanced Education Services		1,000,000		490,000				1,490,000
RESEARCH PROGRAM		200,000		348,000				548,000

Conduct of Research Services		200,000		348,000				548,000
Community Engagement Increased		160,000		249,000				409,000

TECHNICAL ADVISORY EXTENSION PROGRAM		160,000		249,000				409,000

Provision of Extension Services		160,000		249,000				409,000

Sub-total, Operations		133,782,000		14,393,000		201,000,000		349,175,000

TOTAL NEW APPROPRIATIONS	₱	207,596,000	₱	48,420,000	₱	220,000,000	₱	476,016,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	127,754

Total Permanent Positions	127,754

Other Compensation Common to ALL
Personnel Economic Relief Allowance	8,568
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	2,142
Honoraria	1,660
Mid-Year Bonus - Civilian	10,646
Year End Bonus	10,646
Cash Gift	1,785
Productivity Enhancement Incentive	1,785
Step Increment	319

Total Other Compensation Common to All	37,887

498	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	441
Lump-Sum for filling of Positions - Civilian	23,260
Other Personnel Benefits	291

Total Other Compensation for Specific Groups	23,992

Other Benefits
PAG-IBIG Contributions	428
PhilHealth Contributions	1,551
Employees Compensation Insurance Premiums	428
Loyalty Award - Civilian	180
Terminal Leave	576

Total Other Benefits	3,163

Non-Permanent Positions	14,800

Total Personnel Services	207,596

Maintenance and Other Operating Expenses
Travelling Expenses	2,292
Training and Scholarship Expenses	1,856
Supplies and Materials Expenses	22,438
Utility Expenses	4,690
Communication Expenses	1,026
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	100
Professional Services	1,250
General Services	9,985
Taxes, Insurance Premiums and Other Fees	2,281
Other Maintenance and Operating Expenses
Printing and Publication Expenses	450
Representation Expenses	690
Transportation and Delivery Expenses	690
Rent/Lease Expenses	180
Membership Dues and Contributions to Organizations	444
Subscription Expenses	48

Total Maintenance and Other Operating Expenses	48,420

Total Current Operating Expenditures	256,016

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	216,000
Transportation Equipment Outlay	4,000

Total Capital Outlays	220,000

TOTAL NEW APPROPRIATION	476,016

APRIL 29, 2019	OFFICIAL GAZETTE	499
STATE UNIVERSITIES AND COLLEGES

I.4. CAMARINES SUR POLYTECHNIC COLLEGES

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	268,534,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support		35,568,000	₱	29,105,000	₱		₱	64,673,000
Operations		81,997,000		32,776,000		89,088,000		203,861,000

HIGHER EDUCATION PROGRAM		79,412,000		29,023,000		89,088,000		197,523,000
ADVANCED EDUCATION PROGRAM		746,000		1,263,000				2,009,000
RESEARCH PROGRAM		912,000		1,343,000				2,255,000
TECHNICAL ADVISORY EXTENSION PROGRAM		927,000		1,147,000				2,074,000

TOTAL NEW APPROPRIATIONS	₱	117,565,000	₱	61,881,000	₱	89,088,000	₱	268,534,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	27,884,000	₱	29,105,000	₱		₱	56,989,000
Administration of Personal Benefits		7,684,000						7,684,000

Sub-total, General Administration and Support		35,568,000		29,105,000				64,673,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		79,412,000		29,023,000		89,088,000		197,523,000

500	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

HIGHER EDUCATION PROGRAM		79,412,000		29,023,000		89,088,000		197,523,000

Provision of Higher Education Services		79,412,000		29,023,000				108,435,000

Project(s)
Locally-Funded Project(s)						89,088,000		89,088,000

Completion of Four-Storey Academic Building						30,200,000		30,200,000
Improvement and Rehabilitation of Various School Buildings						31,347,000		31,347,000
Improvement and Rehabilitation of Various Buildings Facade						1,041,000		1,041,000
Expansion of Student Athletic Ground						18,800,000		18,800,000
Improvement of Hallway						7,700,000		7,700,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		1,658,000		2,606,000				4,264,000

ADVANCED EDUCATION PROGRAM		746,000		1,263,000				2,009,000

Provision of Advanced Education Services		746,000		1,263,000				2,009,000
RESEARCH PROGRAM		912,000		1,343,000				2,255,000

Conduct of Research Services		912,000		1,343,000				2,255,000
Community engagement increased		927,000		1,147,000				2,074,000

TECHNICAL ADVISORY EXTENSION PROGRAM		927,000		1,147,000				2,074,000

Provision of Extension Services		927,000		1,147,000				2,074,000

Sub-total, Operations		81,997,000		32,776,000		89,088,000		203,861,000

TOTAL NEW APPROPRIATIONS	₱	117,565,000	₱	61,881,000	₱	89,088,000	₱	268,534,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	67,358

Total Permanent Positions	67,358

Other Compensation Common to All
Personnel Economic Relief Allowance	4,128
Representation Allowance	168

APRIL 29, 2019	OFFICIAL GAZETTE	501
STATE UNIVERSITIES AND COLLEGES

Transportation Allowance	168
Clothing and Uniform Allowance	1,032
Honoraria	8,053
Mid-Year Bonus - Civilian	5,614
Year End Bonus	5,614
Cash Gift	860
Productivity Enhancement Incentive	860
Step Increment	168

Total Other Compensation Common to All	26,665

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	117
Lump-Sum for filling of Positions - Civilian	7,684

Total Other Compensation for Specific Groups	7,801

Other Benefits
PAG-IBIG Contributions	206
PhilHealth Contributions	753
Employees Compensation Insurance Premiums	206
Loyalty Award - Civilian	120

Total Other Benefits	1,285

Non-Permanent Positions	14,456

Total Personnel Services	117,565

Maintenance and Other Operating Expenses
Travelling Expenses	4,500
Training and Scholarship Expenses	3,280
Supplies and Materials Expenses	18,044
Utility Expenses	8,600
Communication Expenses	798
Awards/Rewards and Prizes	200
Survey, Research, Exploration and Development Expenses	830
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	130
Professional Services	3,876
General Services	8,600
Repairs and Maintenance	5,156
Taxes, Insurance Premiums and Other Fees	2,150
Labor and Wages	684
Other Maintenance and Operating Expenses
Advertising Expenses	70
Printing and Publication Expenses	120
Representation Expenses	730
Transportation and Delivery Expenses	569
Rent/Lease Expenses	310
Membership Dues and Contributions to Organizations	120
Subscription Expenses	380
Other Maintenance and Operating Expenses	2,734

Total Maintenance and Other Operating Expenses	61,881

Total Current Operating Expenditures	179,446

502	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	89,088

Total Capital Outlays	89,088

TOTAL NEW APPROPRIATIONS	268,534

I.5. CATANDUANES STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	560,813,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	102,071,000	₱	58,037,000	₱		₱	160,108,000
Support to Operations		1,585,000				45,000,000		46,585,000
Operations		155,600,000		13,720,000		184,800,000		354,120,000

HIGHER EDUCATION PROGRAM		141,615,000		12,063,000		184,800,000		338,478,000
ADVANCED EDUCATION PROGRAM		9,301,000		437,000				9,738,000
RESEARCH PROGRAM		3,220,000		706,000				3,926,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,464,000		514,000				1,978,000

TOTAL NEW APPROPRIATIONS	₱	259,256,000	₱	71,757,000	₱	229,800,000	₱	560,813,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	45,532,000	₱	58,037,000	₱	₱	103,569,000
Administration of Personnel Benefits		56,539,000					56,539,000

Sub-total, General Administration and Support		102,071,000		58,037,000			160,108,000

APRIL 29, 2019	OFFICIAL GAZETTE	503
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		1,585,000						1,585,000

Project(s)
Locally-Funded Project(s)						45,000,000		45,000,000

Construction of Ladies Dormitory						45,000,000		45,000,000

Sub-total, Support to Operations		1,585,000				45,000,000		46,585,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		141,615,000		12,063,000		184,800,000		338,478,000

HIGHER EDUCATION PROGRAM		141,615,000		12,063,000		184,800,000		338,478,000

Provision of Higher Education Services		141,615,000		12,063,000		3,500,000		157,178,000

Project(s)
Locally-Funded Project(s)						181,300,000		181,300,000

Repair/Rehabilitation/Retrofitting of Buildings						81,300,000		81,300,000
Completion of Athletics Oval						30,000,000		30,000,000
Completion of Hostel (Function/Business Center) International House						70,000,000		70,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		12,521,000		1,143,000				13,664,000

ADVANCED EDUCATION PROGRAM		9,301,000		437,000				9,738,000

Provision of Advanced Education Services		9,301,000		437,000				9,738,000
RESEARCH PROGRAM		3,220,000		706,000				3,926,000

Conduct of Research Services		3,220,000		706,000				3,926,000
Community Engagement Increased		1,464,000		514,000				1,978,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,464,000		514,000				1,978,000

Provision of Extension Services		1,464,000		514,000				1,978,000

Sub-total, Operations		155,600,000		13,720,000		184,800,000		354,120,000

TOTAL NEW APPROPRIATIONS	₱	259,256,000	₱	71,757,000	₱	229,800,000	₱	560,813,000

504	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	146,495

Total Permanent Positions	146,495

Other Compensation Common to All
Personnel Economic Relief Allowance	9,048
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	2,262
Honoraria	12,240
Mid-Year Bonus - Civilian	12,207
Year End Bonus	12,207
Cash Gift	1,885
Productivity Enhancement Incentive	1,885
Step Increment	366

Total Other Compensation Common to All	52,460

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	582
Lump-Sum for filling of Positions - Civilian	54,668

Total Other Compensation for Specific Groups	55,250

Other Benefits
PAG-IBIG Contributions	453
PhilHealth Contributions	1,622
Employees Compensation Insurance Premiums	453
Loyalty Award - Civilian	285
Terminal Leave	1,871

Total Other Benefits	4,684

Non-Permanent Positions	367

Total Personnel Services	259,256

Maintenance and Other Operating Expenses
Travelling Expenses	3,740
Training and Scholarship Expenses	3,255
Supplies and Materials Expenses	12,415
Utility Expenses	18,000
Communication Expenses	850

APRIL 29, 2019	OFFICIAL GAZETTE	505
STATE UNIVERSITIES AND COLLEGES

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	7,625
General Services	11,000
Repairs and Maintenance	1,930
Taxes, Insurance Premiums and Other Fees	3,300
Labor and Wages	2,650
Other Maintenance and Operating Expenses
Printing and Publication Expenses	745
Transportation and Delivery Expenses	50
Membership Dues and Contributions to Organizations	590
Subscription Expenses	920
Other Maintenance and Operating Expenses	4,555

Total Maintenance and Other Operating Expenses	71,757

Total Current Operating Expenditures	331,013

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	226,300
Transportation Equipment Outlay	3,500

Total Capital Outlays	229,800

TOTAL NEW APPROPRIATIONS	560,813

I.6. CENTRAL BICOL STATE UNIVERSITY OF AGRICULTURE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	468,390,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	79,486,000	₱	40,613,000	₱		₱	120,099,000
Support to Operations		6,445,000		1,981,000		7,000,000		15,426,000
Operations		242,673,000		55,192,000		35,000,000		332,865,000

HIGHER EDUCATION PROGRAM		211,320,000		51,459,000		35,000,000		297,779,000
ADVANCED EDUCATION PROGRAM		21,476,000		986,000				22,462,000
RESEARCH PROGRAM		8,369,000		1,560,000				9,929,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,508,000		1,187,000				2,695,000

TOTAL NEW APPROPRIATIONS	₱	328,604,000	₱	97,786,000	₱	42,000,000	₱	468,390,000

506	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	29,308,000	₱	40,613,000	₱		₱	69,921,000
Administration of Personnel Benefits		50,178,000						50,178,000

Sub-total, General Administration and Support		79,486,000		40,613,000				120,099,000

Support to Operations		6,445,000		1,981,000		7,000,000		15,426,000

Auxiliary Services		6,445,000		1,981,000				8,426,000

Project(s)
Locally-Funded Project(s)						7,000,000		7,000,000

Rehabilitation of University Library						7,000,000		7,000,000

Sub-total, Support to Operations		6,445,000		1,981,000		7,000,000		15,426,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		211,320,000		51,459,000		35,000,000		297,779,000

HIGHER EDUCATION PROGRAM		211,320,000		51,459,000		35,000,000		297,779,000

Provision of Higher Education Services including		211,320,000		51,459,000				262,779,000

Project(s)
Locally-Funded Project(s)						35,000,000		35,000,000

Rehabilitation CAMR Building						5,000,000		5,000,000
Completion of Two-Storey Community Hub and Development Center						15,000,000		15,000,000
Completion of Administration Building						15,000,000		15,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		29,845,000		2,546,000				32,391,000

ADVANCED EDUCATION PROGRAM		21,476,000		986,000				22,462,000

Provision of Advanced Educational Services		21,476,000		986,000				22,462,000

APRIL 29, 2019	OFFICIAL GAZETTE	507
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM		8,369,000		1,560,000				9,929,000

Conduct of Research Services		8,369,000		1,560,000				9,929,000
Community Engagement Increased		1,508,000		1,187,000				2,695,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,508,000		1,187,000				2,695,000

Provision of Extension Services		1,508,000		1,187,000				2,695,000

Sub-total, Operations		242,673,000		55,192,000		35,000,000		332,865,000

TOTAL NEW APPROPRIATIONS	₱	328,604,000	₱	97,786,000	₱	42,000,000	₱	468,390,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	198,664

Total Permanent Positions	198,664

Other Compensation Common to All
Personnel Economic Relief Allowance	10,344
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	2,586
Honoraria	7,850
Mid-Year Bonus - Civilian	16,556
Year End Bonus	16,556
Cash Gift	2,155
Productivity Enhancement Incentive	2,155
Step Increment	496

Total Other Compensation Common to All	59,058

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	688
Lump-Sum for filling of Positions - Civilian	46,645

Total Other Compensation for Specific Groups	47,333

Other Benefits
PAG-IBIG Contributions	517
PhilHealth Contributions	2,024
Employees Compensation Insurance Premiums	517

508	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Loyalty Award - Civilian	445
Terminal Leave	3,533

Total Other Benefits	7,036

Non-Permanent Positions	16,513

Total Personnel Services	328,604

Maintenance and Other Operating Expenses
Travelling Expenses	3,135
Training and Scholarship Expenses	9,344
Supplies and Materials Expenses	12,480
Utility Expenses	39,391
Communication Expenses	531
Awards/Rewards and Prizes	160
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	3,271
General Services	7,031
Repairs and Maintenance	1,456
Taxes, Insurance Premiums and Other Fees	15,634
Labor and Wages	757
Other Maintenance and Operating Expenses
Advertising Expenses	90
Printing and Publication Expenses	190
Representation Expenses	2,223
Rent/Lease Expenses	310
Membership Dues and Contributions to Organizations	315
Subscription Expenses	75
Other Maintenance and Operating Expenses	1,261

Total Maintenance and Other Operating Expenses	97,786

Total Current Operating Expenditures	426,390

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	42,000

Total Capital Outlays	42,000

TOTAL NEW APPROPRIATIONS	468,390

I.7. DR. EMILIO B. ESPINOSA, SR. MEMORIAL STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱254,726,000

APRIL 29, 2019	OFFICIAL GAZETTE	509
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	25,831,000	₱	14,164,000	₱		₱	39,995,000
Support to Operations				1,137,000				1,137,000
Operations		64,223,000		8,686,000		140,685,000		213,594,000

HIGHER EDUCATION PROGRAM		62,174,000		7,109,000		140,685,000		209,968,000
ADVANCED EDUCATION PROGRAM		2,049,000		412,000				2,461,000
RESEARCH PROGRAM				573,000				573,000
TECHNICAL ADVISORY EXTENSION PROGRAM				592,000				592,000

TOTAL NEW APPROPRIATIONS	₱	90,054,000	₱	23,987,000	₱	140,685,000	₱	254,726,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	17,197,000	₱	14,164,000	₱		₱	31,361,000
Administration of Personnel Benefits		8,634,000						8,634,000

Sub-total, General Administration and Support		25,831,000		14,164,000				39,995,000

Support to Operations
Auxiliary Services				1,137,000				1,137,000

Sub-total, Support to Operations				1,137,000				1,137,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		62,174,000		7,109,000		140,685,000		209,968,000

510	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

HIGHER EDUCATION PROGRAM		62,174,000		7,109,000		140,685,000		209,968,000

Provision of Higher Education Services		62,174,000		7,109,000		89,873,000		159,156,000

Project(s)
Locally-Funded Project(s)						50,812,000		50,812,000

Refurbishment/Upgrading of Existing Buildings						50,812,000		50,812,000
Higher Education Research improved to Promote Economic Productivity and Innovation		2,049,000		985,000				3,034,000

ADVANCED EDUCATION PROGRAM		2,049,000		412,000				2,461,000

Provision of Advanced Education Services		2,049,000		412,000				2,461,000
RESEARCH PROGRAM				573,000				573,000

Conduct of Research Services				573,000				573,000
Community engagement increased				592,000				592,000

TECHNICAL ADVISORY EXTENSION PROGRAM				592,000				592,000

Provision of Extension Services				592,000				592,000

Sub-total, Operations		64,223,000		8,686,000		140,685,000		213,594,000

TOTAL NEW APPROPRIATIONS	₱	90,054,000	₱	23,987,000	₱	140,685,000	₱	254,726,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	62,254

Total Permanent Positions	62,254

Other Compensation Common to All
Personnel Economic Relief Allowance	3,288
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	822
Honoraria	400
Mid-Year Bonus - Civilian	5,188
Year End Bonus	5,188
Cash Gift	685
Productivity Enhancement Incentive	685
Step Increment	155

Total Other Compensation Common to All	16,747

APRIL 29, 2019	OFFICIAL GAZETTE	511
STATE UNIVERSITIES AND COLLEGES

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	188
Lump-Sum for filling of Positions - Civilian	8,507

Total Other Compensation for Specific Groups	8,695

Other Benefits
PAG-IBIG Contributions	164
PhilHealth Contributions	632
Employees Compensation Insurance Premiums	164
Loyalty Award - Civilian	105
Terminal Leave	127

Total Other Benefits	1,192

Non-Permanent Positions	1,166

Total Personnel Services	90,054

Maintenance and Other Operating Expenses
Travelling Expenses	2,450
Training and Scholarship Expenses	1,162
Supplies and Materials Expenses	4,528
Utility Expenses	2,710
Communication Expenses	519
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	2,330
General Services	7,228
Repairs and Maintenance	868
Taxes, Insurance Premiums and Other Fees	805
Other Maintenance and Operating Expenses
Advertising Expenses	74
Printing and Publication Expenses	298
Representation Expenses	405
Transportation and Delivery Expenses	133
Rent/Lease Expenses	179
Membership Dues and Contributions to Organizations	150
Subscription Expenses	30

Total Maintenance and Other Operating Expenses	23,987

Total Current Operating Expenditures	114,041

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	50,812
Machinery and Equipment Outlay	79,873
Transportation Equipment Outlay	10,000

Total Capital Outlays	140,685

TOTAL NEW APPROPRIATIONS	254,726

512	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

I.8. PARTIDO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	424,678,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	65,059,000	₱	31,038,000	₱		₱	96,097,000
Support to Operations						82,090,000		82,090,000
Operations		166,283,000		31,208,000		49,000,000		246,491,000

HIGHER EDUCATION PROGRAM		166,283,000		19,831,000		49,000,000		235,114,000
ADVANCED EDUCATION PROGRAM				1,165,000				1,165,000
RESEARCH PROGRAM				9,353,000				9,353,000
TECHNICAL ADVISORY EXTENSION PROGRAM				859,000				859,000

TOTAL NEW APPROPRIATIONS	₱	231,342,000	₱	62,246,000	₱	131,090,000	₱	424,678,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	. Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	48,254,000	₱	31,038,000	₱		₱	79,292,000
Administration of Personnel Benefits		16,805,000						16,805,000

Sub-total, General Administration and Support		65,059,000		31,038,000				96,097,000

Support to Operations
Project(s)
Locally-Funded Project(s)						82,090,000		82,090,000

Completion of Dormitory, Goa Campus						43,000,000		43,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	513
STATE UNIVERSITIES AND COLLEGES

Repair and Improvement of Dormitory, Sagnay and Salogon Campuses						9,090,000		9,090,000
Completion and Improvement of Culture and Arts Center and National History Museum, Goa Campus						30,000,000		30,000,000

Sub-total, Support to Operations						82,090,000		82,090,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		166,283,000		19,831,000		49,000,000		235,114,000

HIGHER EDUCATION PROGRAM		166,283,000		19,831,000		49,000,000		235,114,000
Provision of Higher Education Services		166,283,000		19,831,000				186,114,000

Project(s)
Locally-Funded Project(s)						49,000,000		49,000,000

Retrofitting and Improvement of Laboratory Building Food Laboratory, Goa Campus						21,000,000		21,000,000
Repair/Rehabilitation of School Building with Clinic, Student Center, Modern Classroom and Canteen, Salogon and San Jose Campuses						28,000,000		28,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation				10,518,000				10,518,000

ADVANCED EDUCATION PROGRAM				1,165,000				1,165,000

Provision of Advanced Education Services				1,165,000				1,165,000
RESEARCH PROGRAM				9,353,000				9,353,000

Conduct of Research Services				9,353,000				9,353,000
Community engagement increased				859,000				859,000

TECHNICAL ADVISORY EXTENSION PROGRAM				859,000				859,000

Provision of Extension Services				859,000				859,000

Sub-total, Operations		166,283,000		31,208,000		49,000,000		246,491,000

TOTAL NEW APPROPRIATIONS	₱	231,342,000	₱	62,246,000	₱	131,090,000	₱	424,678,000

514	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	154,005

Total Permanent Positions	154,005

Other Compensation Common to All
Personnel Economic Relief Allowance	8,904
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	2,226
Monoraria	5,611
Mid-Year Bonus - Civilian	12,834
Year End Bonus	12,834
Cash Gift	1,855
Productivity Enhancement Incentive	1,855
Step Increment	385

Total Other Compensation Common to All	46,744

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	440
Lump-Sum for filling of Positions - Civilian	11,121

Total Other Compensation for Specific Groups	11,561

Other Benefits
PAG-IBIG Contributions	445
PhilHealth Contributions	1,774
Employees Compensation Insurance Premiums	445
Loyalty Award - Civilian	270
Terminal Leave	5,684

Total Other Benefits	8,618

Non-Permanent Positions	10,414

Total Personnel Services	231,342

Maintenance and Other Operating Expenses
Travelling Expenses	4,171
Training and Scholarship Expenses	3,855
Supplies and Materials Expenses	13,781
Utility Expenses	11,822

APRIL 29, 2019	OFFICIAL GAZETTE	515
STATE UNIVERSITIES AND COLLEGES

Communication Expenses	1,759
Survey, Research, Exploration and Development Expenses	8,487
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	201
General Services	9,685
Repairs and Maintenance	1,659
Taxes, Insurance Premiums and Other Fees	1,441
Other Maintenance and Operating Expenses
Advertising Expenses	10
Printing and Publication Expenses	356
Representation Expenses	1,377
Rent/Lease Expenses	68
Membership Dues and Contributions to Organizations	162
Subscription Expenses	91
Other Maintenance and Operating Expenses	3,189

Total Maintenance and Other Operating Expenses	62,246

Total Current Operating Expenditures	293,588

Capital Outlays
Property, Plant and Equipment Outlay Buildings and Other Structures	131,090

Total Capital Outlays	131,090

TOTAL NEW APPROPRIATIONS	424,678

I.9. SORSOGON STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	353,544,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	50,364,000	₱	33,461,000	₱		₱	83,825,000
Support to Operations		252,000		293,000				545,000
Operations		163,280,000		24,894,000		81,000,000		269,174,000

HIGHER EDUCATION PROGRAM		142,943,000		23,779,000		81,000,000		247,722,000
ADVANCED EDUCATION PROGRAM		20,085,000		327,000				20,412,000

516	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

RESEARCH PROGRAM		252,000		386,000				638,000
TECHNICAL ADVISORY EXTENSION PROGRAM				402,000				402,000

TOTAL NEW APPROPRIATIONS	₱	213,896,000	₱	58,648,000	₱	81,000,000	₱	353,544,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	31,433,000	₱	33,461,000	₱		₱	64,894,000
Administration of Personnel Benefits		18,931,000						18,931,000

Sub-total, General Administration and Support		50,364,000		33,461,000				83,825,000

Support to Operations
Auxiliary Services		252,000		293,000				545,000

Sub-total, Support to Operations		252,000		293,000				545,000

Operations
Relevant and Quality Tertiary Education Ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		142,943,000		23,779,000		81,000,000		247,722,000

HIGHER EDUCATION PROGRAM		142,943,000		23,779,000		81,000,000		247,722,000

Provision of Higher Education Services		142,943,000		23,779,000				166,722,000

Project(s)
Locally-Funded Project(s)						81,000,000		81,000,000

Completion of Computer Center Building						30,000,000		30,000,000
Rehabilitation of Student Dormitory						40,000,000		40,000,000
Completion of Architecture Building						11,000,000		11,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		20,337,000		713,000				21,050,000

ADVANCED EDUCATION PROGRAM		20,085,000		327,000				20,412,000

Provision of Advanced Education Services		20,085,000		327,000				20,412,000

APRIL 29, 2019	OFFICIAL GAZETTE	517
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM		252,000		386,000				638,000

Conduct of Research Services		252,000		386,000				638,000
Community Engagement Increased				402,000				402,000

TECHNICAL ADVISORY EXTENSION PROGRAM				402,000				402,000

Provision of Extension Services				402,000				402,000

Sub-total, Operations		163,280,000		24,894,000		81,000,000		269,174,000

TOTAL NEW APPROPRIATIONS	₱	213,896,000	₱	58,648,000	₱	81,000,000	₱	353,544,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	140,498

Total Permanent Positions	140,498

Other Compensation Common to All
Personnel Economic Relief Allowance	8,400
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	2,100
Honoraria	6,950
Mid-Year Bonus - Civilian	11,708
Year End Bonus	11,708
Cash Gift	1,750
Productivity Enhancement Incentive	1,750
Step Increment	351

Total Other Compensation Common to All	44,921

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	673
Lump-Sum for filling of Positions - Civilian	13,879
Anniversary Bonus - Civilian	1,083

Total Other Compensation for Specific Groups	15,635

Other Benefits
PAG-IBIG Contributions	420

518	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PhilHealth Contributions	1,582
Employees Compensation Insurance Premiums	420
Loyalty Award - Civilian	380
Terminal leave	5,052

Total Other Benefits	7,854

Non-Permanent Positions	4,988

Total Personnel Services	213,896

Maintenance and Other Operating Expenses
Travelling Expenses	2,919
Training and Scholarship Expenses	2,086
Supplies and Materials Expenses	18,759
Utility Expenses	5,649
Communication Expenses	1,821
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	6,544
General Services	9,004
Repairs and Maintenance	5,981
Taxes, Insurance Premiums and Other Fees	1,081
Labor and Wages	1,365
Other Maintenance and Operating Expenses
Advertising Expenses	121
Printing and Publication Expenses	452
Representation Expenses	959
Rent\Lease Expenses	81
Membership Dues and Contributions to Organizations	233
Subscription Expenses	71
Other Maintenance and Operating Expenses	1,404

Total Maintenance and Other Operating Expenses	58,648

Total Current Operating Expenditures	272,544

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	81,000

Total Capital Outlays	81,000

TOTAL NEW APPROPRIATIONS	353,544

APRIL 29, 2019	OFFICIAL GAZETTE	519
STATE UNIVERSITIES AND COLLEGES

J. REGION VI - WESTERN VISAYAS

J.1. AKLAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	415,475,000

New Appropriations, By Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	75,420,000	₱	9,469,000	₱		₱	84,889,000
Support to Operations		6,017,000		6,149,000		27,000,000		39,166,000
Operations		225,836,000		35,584,000		30,000,000		291,420,000

HIGHER EDUCATION PROGRAM		221,181,000		28,854,000		20,000,000		270,035,000
ADVANCED EDUCATION PROGRAM		3,187,000		2,692,000				5,879,000
RESEARCH PROGRAM		702,000		2,160,000		10,000,000		12,862,000
TECHNICAL ADVISORY EXTENSION PROGRAM		766,000		1,878,000				2,644,000

TOTAL NEW APPROPRIATIONS	₱	307,273,000	₱	51,202,000	₱	57,000,000	₱	415,475,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAM
General Administration and Support
General Management and Supervision	₱	20,063,000	₱	9,469,000	₱	₱	29,532,000
Administration of Personnel Benefits		55,357,000					55,357,000

Sub-total, General Administration and Support		75,420,000		9,469,000			84,889,000

Support to Operations
Auxiliary Services		6,017,000		6,149,000			12,166,000

520	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Project(s)
Locally-Funded Project(s)						27,000,000		27,000,000

Rehabilitation of Water Lines						5,000,000		5,000,000
Rehabilitation of Electrical Lines, Main Campus						12,000,000		12,000,000
Completion of New Existing Administration Building						10,000,000		10,000,000

Sub-total, Support to Operations		6,017,000		6,149,000		27,000,000		39,166,000

Operations
Relevant and Quality Tertiary Education ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		221,181,000		28,854,000		20,000,000		270,035,000

HIGHER EDUCATION PROGRAM		221,181,000		28,854,000		20,000,000		270,035,000

Provision of Higher Education Services		221,181,000		28,854,000				250,035,000

Project(s)
Locally-Funded Project(s)						20,000,000		20,000,000

Rehabilitation and Upgrading of Food Innovation Technology Laboratory Building, Banga Campus						15,000,000		15,000,000
Rehabilitation of Electrical System, Kalibo Campus						5,000,000		5,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		3,889,000		4,852,000		10,000,000		18,741,000

ADVANCED EDUCATION PROGRAM		3,187,000		2,692,000				5,879,000

Provision of Advanced Education Services		3,187,000		2,692,000				5,879,000
RESEARCH PROGRAM		702,000		2,160,000		10,000,000		12,862,000

Conduct of Research Services		702,000		2,160,000				2,862,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Aquaculture Technology Development Facility: Fishpond Rehabilitation and Upgrading						10,000,000		10,000,000
Community Engagement Increased		766,000		1,878,000				2,644,000

TECHNICAL ADVISORY EXTENSION PROGRAM		766,000		1,878,000				2,644,000

Provision of Extension Services		766,000		1,878,000				2,644,000

Sub-total, Operations		225,836,000		35,584,000		30,000,000		291,420,000

TOTAL NEW APPROPRIATIONS	₱	307,273,000	₱	51,202,000	₱	57,000,000	₱	415,475,000

APRIL 29, 2019	OFFICIAL GAZETTE	521
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	190,059

Total Permanent Positions	190,059

Other Compensation Common to All
Personnel Economic Relief Allowance	9,312
Representation Allowance	228
Transportation Allowance	228
Clothing and Uniform Allowance	2,328
Honoraria	3,115
Mid-Year Bonus - Civilian	15,839
Year End Bonus	15,839
Cash Gift	1,940
Productivity Enhancement Incentive	1,940
Step Increment	476

Total Other Compensation Common to All	51,245

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,449
Night Shift Differential Pay	810
Lump-sum for filling of Positions - Civilian	55,112

Total Other Compensation for Specific Groups	57,371

Other Benefits
PAG-IBIG Contributions	466
PhilHealth Contributions	1,879
Employees Compensation Insurance Premiums	466
Loyalty Award - Civilian	325
Terminal Leave	245

Total Other Benefits	3,381

Non-Permanent Positions	5,217

Total Personnel Services	307,273

Maintenance and Other Operating Expenses
Travelling Expenses	4,252
Training and Scholarship Expenses	1,190
Supplies and Materials Expenses	16,912
Utility Expenses	8,002
Communication Expenses	1,649

522	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	1,071
General Services	3,925
Repairs and Maintenance	7,438
Taxes, Insurance Premiums and Other Fees	684
Labor and Wages	4,716
Other Maintenance and Operating Expenses
Advertising Expenses	137
Printing and Publication Expenses	98
Representation Expenses	188
Transportation and Delivery Expenses	242
Membership Dues and Contributions to Organizations	94
Subscription Expenses	486

Total Maintenance and Other Operating Expenses	51,202

Total Current Operating Expenditures	358,475

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	10,000
Infrastructure Outlay	22,000
Buildings and Other Structures	25,000

Total Capital Outlays	57,000

TOTAL NEW APPROPRIATIONS	415,475

J.2. CAPIZ STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	676,984,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	138,125,000	₱	12,716,000	₱		₱	150,841,000
Support to Operations		14,019,000		1,946,000				15,965,000
Operations		422,487,000		24,161,000		63,530,000		510,178,000

HIGHER EDUCATION PROGRAM		416,473,000		17,796,000		63,530,000		497,799,000
ADVANCED EDUCATION PROGRAM		654,000		2,049,000				2,703,000

APRIL 29, 2019	OFFICIAL GAZETTE	523
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM		2,215,000		2,262,000				4,477,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,145,000		2,054,000				5,199,000

TOTAL NEW APPROPRIATIONS	₱	574,631,000	₱	38,823,000	₱	63,530,000	₱	676,984,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	45,539,000	₱	12,716,000	₱		₱	58,255,000
Administration of Personnel Benefits		92,586,000						92,586,000

Sub-total, General Administration and Support		138,125,000		12,716,000				150,841,000

Support to Operations
Auxiliary Services		14,019,000		1,946,000				15,965,000

Sub-total, Support to Operations		14,019,000		1,946,000				15,965,000

Operations
Relevant and Quality Tertiary Education ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		416,473,000		17,796,000		63,530,000		497,799,000

HIGHER EDUCATION PROGRAM		416,473,000		17,796,000		63,530,000		497,799,000

Provision of Higher Education Services		416,473,000		17,796,000		15,530,000		449,799,000
Project(s)
Locally-Funded Project(s)						48,000,000		48,000,000

Renovation/Expansion of TED Building, Dumarao Campus						5,000,000		5,000,000
Renovation/Expansion of Laboratory Building, Tapaz Campus						3,000,000		3,000,000
Construction of School Buildings, Sapian Satellite Campus						40,000,000		40,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		2,869,000		4,311,000				7,180,000

ADVANCED EDUCATION PROGRAM		654,000		2,049,000				2,703,000

Provision of Advanced Education Services		654,000		2,049,000				2,703,000

524	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

RESEARCH PROGRAM		2,215,000		2,262,000				4,477,000

Conduct of Research Services		2,215,000		2,262,000				4,477,000
Community engagement increased		3,145,000		2,054,000				5,199,000

TECHNICAL ADVISORY EXTENSION PROGRAM		3,145,000		2,054,000				5,199,000

Provision of Extension Services		3,145,000		2,054,000				5,199,000

Sub-total, Operations		422,487,000		24,161,000		63,530,000		510,178,000

TOTAL NEW APPROPRIATIONS	₱	574,631,000	₱	38,823,000	₱	63,530,000	₱	676,984,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	376,857

Total Permanent Positions	376,857

Other Compensation Common to All
Personnel Economic Relief Allowance	16,344
Representation Allowance	300
Transportation Allowance	300
Clothing and Uniform Allowance	4,086
Honoraria	843
Mid-Year Bonus - Civilian	31,406
Year End Bonus	31,406
Cash Gift	3,405
Productivity Enhancement Incentive	3,405
Step Increment	987

Total Other Compensation Common to All	92,482

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,551
Night Shift Differential Pay	340
Lump-sum for filling of Positions - Civilian	36,615
Anniversary Bonus - Civilian	2,034

Total Other Compensation for Specific Groups	40,540

Other Benefits
PAG-IBIG Contributions	817
PhilHealth Contributions	3,347
Employees Compensation Insurance Premiums	817
Retirement Gratuity	36,925
Loyalty Award - Civilian	590
Terminal Leave	19,046

Total Other Benefits	61,542

APRIL 29, 2019	OFFICIAL GAZETTE	525
STATE UNIVERSITIES AND COLLEGES

Non-Permanent Positions	3,210

Total Personnel Services	574,631

Maintenance and Other Operating Expenses
Travelling Expenses	3,603
Training and Scholarship Expenses	3,669
Supplies and Materials Expenses	7,915
Utility Expenses	7,469
Communication Expenses	948
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
General Services	8,766
Repairs and Maintenance	3,213
Taxes, Insurance Premiums and Other Fees	658
Other Maintenance and Operating Expenses
Advertising Expenses	186
Printing and Publication Expenses	140
Representation Expenses	950
Transportation and Delivery Expenses	294
Membership Dues and Contributions to Organizations	595
Subscription Expenses	285

Total Maintenance and Other Operating Expenses	38,823

Total Current Operating Expenditures	613,454

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	48,000
Machinery and Equipment Outlay	13,830
Transportation Equipment Outlay	1,700

Total Capital Outlays	63,530

TOTAL NEW APPROPRIATIONS	676,984

J.3. CARLOS C. HILADO MEMORIAL STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	351,006,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

526	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS
General Administration and Support	₱	40,015,000	₱	13,007,000	₱		₱	53,022,000
Operations		185,642,000		42,342,000		70,000,000		297,984,000

HIGHER EDUCATION PROGRAM		185,642,000		39,259,000		70,000,000		294,901,000
RESEARCH PROGRAM				2,032,000				2,032,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,051,000				1,051,000

TOTAL NEW APPROPRIATIONS	₱	225,657,000	₱	55,349,000	₱	70,000,000	₱	351,006,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	27,175,000	13,007,000		40,182,000
Administration of Personnel Benefits	12,840,000			12,840,000

Sub-total, General Administration and Support	40,015,000	13,007,000		53,022,000

Operations
Relevant and Quality Tertiary Education ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased	185,642,000	39,259,000	70,000,000	294,901,000

HIGHER EDUCATION PROGRAM	185,642,000	39,259,000	70,000,000	294,901,000

Provision of Higher Education Services	185,642,000	39,259,000		224,901,000

Project(s)
Locally-Funded Project(s)			70,000,000	70,000,000

Construction of Three-Storey Annex Building for Engineering and Technology (East Ming), Talisay Campus			70,000,000	70,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		2,032,000		2,032,000

RESEARCH PROGRAM		2,032,000		2,032,000

Conduct of Research Services		2,032,000		2,032,000

APRIL 29, 2019	OFFICIAL GAZETTE	527
STATE UNIVERSITIES AND COLLEGES

Community Engagement Increased				1,051,000				1,051,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,051,000				1,051,000

Provision of Extension Services				1,051,000				1,051,000

Sub-total, Operations		185,642,000		42,342,000		70,000,000		297,984,000

TOTAL NEW APPROPRIATIONS	₱	225,657,000	₱	55,349,000	₱	70,000,000	₱	351,006,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	162,243

Total Permanent Positions	162,243

Other Compensation Common to All
Personnel Economic Relief Allowance	10,824
Representation Allowance	228
Transportation Allowance	228
Clothing and Uniform Allowance	2,706
Honoraria	400
Mid-Year Bonus - Civilian	13,520
Year End Bonus	13,520
Cash Gift	2,255
Productivity Enhancement Incentive	2,255
Step Increment	406

Total Other Compensation Common to All	46,342

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	349
Lump-sum for filling of Positions - Civilian	12,432

Total Other Compensation for Specific Groups	12,781

Other Benefits
PAG-IBIG Contributions	542
PhilHealth Contributions	2,012
Employees Compensation Insurance Premiums	542
Loyalty Award - Civilian	145
Terminal Leave	408

Total Other Benefits	3,649

Non-Permanent Positions	642

Total Personnel Services	225,657

528	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance and Other Operating Expenses
Travelling Expenses	2,500
Training and Scholarship Expenses	2,370
Supplies and Materials Expenses	11,565
Utility Expenses	12,288
Communication Expenses	1,275
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	360
General Services	3,903
Repairs and Maintenance	15,793
Taxes, Insurance Premiums and Other Fees	1,126
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	162
Representation Expenses	1,753
Transportation and Delivery Expenses	1,686
Membership Dues and Contributions to Organizations	70
Subscription Expenses	330

Total Maintenance and Other Operating Expenditures	55,349

Total Current Operating Expenses	281,006

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	70,000

Total Capital Outlays	70,000

TOTAL NEW APPROPRIATIONS	351,006

J.4. CENTRAL PHILIPPINES STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	181,361,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	23,186,000	₱	6,724,000	₱		₱	29,910,000
Support to Operations		3,092,000		2,224,000		25,000,000		30,316,000

APRIL 29, 2019	OFFICIAL GAZETTE	529
STATE UNIVERSITIES AND COLLEGES

Operations		101,282,000		19,853,000				121,135,000

HIGHER EDUCATION PROGRAM		101,282,000		17,408,000				118,690,000
RESEARCH PROGRAM				1,513,000				1,513,000
TECHNICAL ADVISORY EXTENSION PROGRAM				932,000				932,000

TOTAL NEW APPROPRIATIONS	₱	127,560,000	₱	28,801,000	₱	25,000,000	₱	181,361,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	11,042,000	₱	6,724,000	₱		₱	17,766,000
Administration of Personnel Benefits		12,144,000						12,144,000

Sub-total, General Administration and Support		23,186,000		6,724,000				29,910,000

Support to Operations
Auxiliary Services		3,092,000		2,224,000				5,316,000
Project(s)
Locally-Funded Project(s)						25,000,000		25,000,000

Rehabilitation of One-Storey Dormitory with Amenities, Main Campus						15,000,000		15,000,000
Upgrading of Technology for Muscovado Sugar Production, Main Campus						10,000,000		10,000,000

Sub-total, Support to Operations		3,092,000		2,224,000		25,000,000		30,316,000

Operations
Relevant and Quality Tertiary Education ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		101,282,000		17,408,000				118,690,000

HIGHER EDUCATION PROGRAM		101,282,000		17,408,000				118,690,000

Provision of Higher Education Services		101,282,000		17,408,000				118,690,000

530	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Higher Education Research Improved to Promote Economic Productivity and Innovation				1,513,000				1,513,000

RESEARCH PROGRAM				1,513,000				1,513,000

Conduct of Research Services				1,513,000				1,513,000
Community engagement increased				932,000				932,000

TECHNICAL ADVISORY EXTENSION PROGRAM				932,000				932,000

Provision of Extension Services				932,000				932,000

Sub-total, Operations		101,282,000		19,853,000				121,135,000

TOTAL NEW APPROPRIATIONS	₱	127,560,000	₱	28,801,000	₱	25,000,000	₱	181,361,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	87,437

Total Permanent Positions	87,437

Other Compensation Common to All
Personnel Economic Relief Allowance	6,192
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	1,542
Monoraria	307
Mid-Year Bonus - Civilian	7,286
Year End Bonus	7,286
Cash Gift	1,290
Productivity Enhancement Incentive	1,290
Step Increment	218

Total Other Compensation Common to All	25,735

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	133
Lump-sum for filling of Positions - Civilian	9,394

Total Other Compensation for Specific Groups	9,527

Other Benefits
PAG-IBIG Contributions	310
PhilHealth Contributions	1,099

APRIL 29, 2019	OFFICIAL GAZETTE	531
STATE UNIVERSITIES AND COLLEGES

Employees Compensation Insurance Premiums	310
Loyalty Award - Civilian	155
Terminal Leave	2,750

Total Other Benefits	4,624

Non-Permanent Positions	237

Total Personnel Services	127,560

Maintenance and Other Operating Expenses
Travelling Expenses	1,386
Training and Scholarship Expenses	5,260
Supplies and Materials Expenses	6,501
Utility Expenses	5,396
Communication Expenses	1,845
Awards/Rewards and Prizes	160
Survey, Research, Exploration and Development Expenses	522
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	70
Repairs and Maintenance	1,615
Taxes, Insurance Premiums and Other Fees	166
Labor and Wages	3.602
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	10
Representation Expenses	787
Transportation and Delivery Expenses	120
Membership Dues and Contributions to Organizations	768
Subscription Expenses	425

Total Maintenance and Other Operating Expenses	28,801

Total Current Operating Expenditures	156,361

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	23,000
Machinery and Equipment Outlay	2,000

Total Capital Outlays	25,000

TOTAL NEW APPROPRIATIONS	181,361

J.5. GUIMARAS STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	105,986,000

532	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	14,699,000	₱	8,991,000	₱		₱	23,690,000
Support to Operations		1,201,000		2,519,000				3,720,000
Operations		42,625,000		13,446,000		22,505,000		78,576,000

HIGHER EDUCATION PROGRAM		42,625,000		10,857,000		22,285,000		75,767,000
RESEARCH PROGRAM				1,235,000		220,000		1,455,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,354,000				1,354,000

TOTAL NEW APPROPRIATIONS	₱	58,525,000	₱	24,956,000	₱	22,505,000	₱	105,986,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	10,170,000	8,991,000		19,161,000
Administration of Personnel Benefits	4,529,000			4,529,000

Sub-total, General Administration and Support	14,699,000	8,991,000		23,690,000

Support to Operations
Auxiliary Services	1,201,000	2,519,000		3,720,000

Sub-total, Support to Operations	1,201,000	2,519,000		3,720,000

Operations
Relevant and Quality Tertiary Education ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased	42,625,000	10,857,000	22,285,000	75,767,000

APRIL 29, 2019	OFFICIAL GAZETTE	533
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM		42,625,000		10,857,000		22,285,000		75,767,000

Provision of Higher Education Services		42,625,000		10,857,000		10,285,000		63,767,000
Project(s)
Locally-Funded Project(s)						12,000,000		12,000,000

Rehabilitation of College Dormitory, Salvador Campus						2,000,000		2,000,000
Completion of Academic Building, Salvador Campus						10,000,000		10,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation				1,235,000		220,000		1,455,000

RESEARCH PROGRAM				1,235,000		220,000		1,455,000

Conduct of Research Services				1,235,000		220,000		1,455,000
Community Engagement Increased				1,354,000				1,354,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,354,000				1,354,000

Provision of Extension Services				1,354,000				1,354,000

Sub-total, Operations		42,625,000		13,446,000		22,505,000		78,576,000

TOTAL NEW APPROPRIATIONS	₱	58,525,000	₱	24,956,000	₱	22,505,000	₱	105,986,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	41,429

Total Permanent Positions	41,429

Other Compensation Common to All
Personnel Economic Relief Allowance	2,208
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	552
Monoraria	500
Mid-Year Bonus - Civilian	3,452
Year End Bonus	3,452
Cash Gift	460
Productivity Enhancement Incentive	460
Step Increment	104

Total Other Compensation Common to All	11,512

534	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	107
Lump-sum for filling of Positions - Civilian	4,529

Total Other Compensation for Specific Groups	4,636

Other Benefits
PAG-IBIG Contributions	110
PhilHealth Contributions	463
Employees Compensation Insurance Premiums	110
Loyalty Award - Civilian	50

Total Other Benefits	733

Non-Permanent Positions	215

Total Personnel Services	58,525

Maintenance and Other Operating Expenses
Travelling Expenses	2,150
Training and Scholarship Expenses	3,900
Supplies and Materials Expenses	4,510
Utility Expenses	4,500
Communication Expenses	650
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	350
General Services	5,081
Repairs and Maintenance	1,850
Taxes, Insurance Premiums and Other Fees	100
Other Maintenance and Operating Expenses
Representation Expenses	1,157
Membership Dues and Contributions to Organizations	590

Total Maintenance and Other Operating Expenses	24,956

Total Current Operating Expenditures	83,481

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	12,000
Machinery and Equipment Outlay	8,855
Transportation Equipment Outlay	1,650

Total Capital Outlays	22,505

TOTAL NEW APPROPRIATIONS	105,986

J.6. ILOILO SCIENCE AND TECHNOLOGY UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	559,788,000

APRIL 29, 2019	OFFICIAL GAZETTE	535
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	45,060,000	₱	11,375,000	₱		₱	56,435,000
Support to Operations		4,748,000		2,322,000		30,000,000		37,070,000
Operations		310,779,000		115,504,000		40,000,000		466,283,000

HIGHER EDUCATION PROGRAM		308,403,000		97,740,000		40,000,000		446,143,000
ADVANCED EDUCATION PROGRAM		1,395,000		1,014,000				2,409,000
RESEARCH PROGRAM		981,000		15,754,000				16,735,000
TECHNICAL ADVISORY EXTENSION PROGRAM				996,000				996,000

TOTAL NEW APPROPRIATIONS	₱	360,587,000	₱	129,201,000	₱	70,000,000	₱	559,788,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	30,289,000	₱	11,375,000	₱		₱	41,664,000
Administration of Personnel Benefits		14,771,000						14,771,000

Sub-total, General Administration and Support		45,060,000		11,375,000				56,435,000

Support to Operations
Auxiliary Services		4,748,000		2,322,000				7,070,000
Project(s)
Locally-Funded Project(s)						30,000,000		30,000,000

Completion of Students Services Building, Main Campus						30,000,000		30,000,000

Sub-total, Support to Operations		4,748,000		2,322,000		30,000,000		37,070,000

536	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations
Relevant and Quality Tertiary Education ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		308,403,000		97,740,000		40,000,000		446,143,000

HIGHER EDUCATION PROGRAM		308,403,000		97,740,000		40,000,000		446,143,000

Provision of Higher Education Services		308,403,000		97,740,000				406,143,000

Project(s)
Locally-Funded Project(s)						40,000,000		40,000,000

Rehabilitation of Administrative Building and Improvement of Function Hall, Dumangas Campus						5,000,000		5,000,000
Rehabilitation/Improvement of Administrative Building, Miag-ao Campus						17,000,000		17,000,000
Rehabilitation and Expansion of Covered Gym, Leon Campus						10,000,000		10,000,000
Completion of Multi-purpose Mall, Dumangas Campus						8,000,000		8,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		2,376,000		16,768,000				19,144,000

ADVANCED EDUCATION PROGRAM		1,395,000		1,014,000				2,409,000

Provision of Advanced Education Services		1,395,000		1,014,000				2,409,000
RESEARCH PROGRAM		981,000		15,754,000				16,735,000

Conduct of Research Services		981,000		15,754,000				16,735,000
Community Engagement Increased				996,000				996,000

TECHNICAL ADVISORY EXTENSION PROGRAM				996,000				996,000

Provision of Extension Services				996,000				996,000

Sub-total, Operations		310,779,000		115,504,000		40,000,000		466,283,000

TOTAL NEW APPROPRIATIONS	₱	360,587,000	₱	129,201,000	₱	70,000,000	₱	559,788,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	265,438

Total Permanent Positions	265,438

APRIL 29, 2019	OFFICIAL GAZETTE	537
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	14,448
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	3,612
Honoraria	1,865
Mid-Year Bonus - Civilian	22,119
Year End Bonus	22,119
Cash Gift	3,010
Productivity Enhancement Incentive	3,010
Step Increment	664

Total Other Compensation Common to All	71,327

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,355
Night Shift Differential Pay	445
Lump-sum for filling of Positions - Civilian	14,521

Total Other Compensation for Specific Groups	16,321

Other Benefits
PAG-IBIG Contributions	722
PhilHealth Contributions	2,958
Employees Compensation Insurance Premiums	722
Loyalty Award - Civilian	205
Terminal Leave	250

Total Other Benefits	4,857

Non-Permanent Positions	2,644

Total Personnel Services	360,587

Maintenance and Other Operating Expenses
Travelling Expenses	7,220
Training and Scholarship Expenses	1,847
Supplies and Materials Expenses	29,294
Utility Expenses	54,533
Communication Expenses	2,210
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	122
Professional Services	3,920
General Services	5,449
Repairs and Maintenance	17,502
Taxes, Insurance Premiums and Other Fees	5,873
Other Maintenance and Operating Expenses
Representation Expenses	775
Transportation and Delivery Expenses	437
Other Maintenance and Operating Expenses	19

Total Maintenance and Other Operating Expenses	129,201

Total Current Operating Expenditures	489,788

538	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	70,000

Total Capital Outlays	70,000

TOTAL NEW APPROPRIATIONS	559,788

J.7. ILOILO STATE UNIVERSITY OF SCIENCE AND TECHNOLOGY

(ILOILO STATE COLLEGE OF FISHERIES)

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	344,272,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	56,673,000	₱	6,054,000	₱		₱	62,727,000
Support to Operations		5,193,000		1,012,000				6,205,000
Operations		159,040,000		26,300,000		90,000,000		275,340,000

HIGHER EDUCATION PROGRAM		157,442,000		23,296,000		75,000,000		255,738,000
RESEARCH PROGRAM		1,122,000		1,778,000		15,000,000		17,900,000
TECHNICAL ADVISORY EXTENSION PROGRAM		476,000		1,226,000				1,702,000

TOTAL NEW APPROPRIATIONS	₱	220,906,000	₱	33,366,000	₱	90,000,000	₱	344,272,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	17,105,000	₱	6,054,000	₱	₱	23,159,000
Administration of Personnel Benefits		39,568,000					39,568,000

Sub-total, General Administration and Support		56,673,000		6,054,000			62,727,000

APRIL 29, 2019	OFFICIAL GAZETTE	539
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		5,193,000		1,012,000				6,205,000

Sub-total, Support to Operations		5,193,000		1,012,000				6,205,000

Operations
Relevant and Quality Tertiary Education ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		157,442,000		23,296,000		75,000,000		255,738,000

HIGHER EDUCATION PROGRAM		157,442,000		23,296,000		75,000,000		255,738,000

Provision of Higher Education Services		157,442,000		23,296,000				180,738,000
Project(s)
Locally-Funded Project(s)						75,000,000		75,000,000

Completion of College of Education Annex A Building, ISCOF Main Tiwi Campus						40,000,000		40,000,000
Completion of College of Hospitality Management (CHM) Building with Complete Amenities, ISCOF Dumangas Campus						20,000,000		20,000,000
Completion of College of Technology (COT) Building, ISCOF Dumangas Campus						15,000,000		15,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		1,122,000		1,778,000		15,000,000		17,900,000

RESEARCH PROGRAM		1,122,000		1,778,000		15,000,000		17,900,000

Conduct of Research Services		1,122,000		1,778,000				2,900,000
Project(s)
Locally-Funded Project(s)						15,000,000		15,000,000

Rehabilitation of Multi-purpose Brackishwater Hatchery Station, ISCOF Main Tiwi Campus						15,000,000		15,000,000
Community Engagement Increased		476,000		1,226,000				1,702,000

TECHNICAL ADVISORY EXTENSION PROGRAM		476,000		1,226,000				1,702,000

Provision of Extension Services		476,000		1,226,000				1,702,000

Sub-total, Operations		159,040,000		26,300,000		90,000,000		275,340,000

TOTAL NEW APPROPRIATIONS	₱	220,906,000	₱	33,366,000	₱	90,000,000	₱	344,272,000

540	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	138,314

Total Permanent Positions	138,314

Other Compensation Common to All
Personnel Economic Relief Allowance	7,692
Representation Allowance	114
Transportation Allowance	114
Clothing and Uniform Allowance	1,926
Honoraria	451
Mid-Year Bonus - Civilian	11,527
Year End Bonus	11,527
Cash Gift	1,605
Productivity Enhancement Incentive	1,605
Step Increment	345

Total Other Compensation Common to All	36,906

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	734
Lump-sum for filling of Positions - Civilian	38,350

Total Other Compensation for Specific Groups	39,084

Other Benefits
PAG-IBIG Contributions	385
PhilHealth Contributions	1,496
Employees Compensation Insurance Premiums	385
Loyalty Award - Civilian	260
Terminal Leave	1,218

Total Other Benefits	3,744

Non-Permanent Positions	2,858

Total Personnel Services	220,906

Maintenance and Other Operating Expenses
Travelling Expenses	1,449
Training and Scholarship Expenses	1,769
Supplies and Materials Expenses	10,522
Utility Expenses	4,036
Communication Expenses	607

APRIL 29, 2019	OFFICIAL GAZETTE	541
STATE UNIVERSITIES AND COLLEGES

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	126
Professional Services	416
General Services	4,421
Repairs and Maintenance	5,303
Taxes, Insurance Premiums and Other Fees	1,869
Other Maintenance and Operating Expenses
Advertising Expenses	33
Printing and Publication Expenses	121
Representation Expenses	1,428
Transportation and Delivery Expenses	33
Rent/Lease Expenses	84
Membership Dues and Contributions to Organizations	624
Subscription Expenses	525

Total Maintenance and Other Operating Expenses	33,366

Total Current Operating Expenditures	254,272

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	90,000

Total Capital Outlays	90,000

TOTAL NEW APPROPRIATIONS	344,272

J.8. NORTHERN ILOILO STATE UNIVERSITY

(NORTHERN ILOILO POLYTECHNIC STATE COLLEGE)

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	363,620,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	50,640,000	₱	7,640,000	₱		₱	58,280,000
Support to Operations		6,001,000		1,857,000				7,858,000
Operations		225,796,000		22,686,000		49,000,000		297,482,000

HIGHER EDUCATION PROGRAM		223,975,000		21,000,000		49,000,000		293,975,000
ADVANCED EDUCATION PROGRAM		300,000		387,000				687,000

542	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

RESEARCH PROGRAM		1,223,000		642,000				1,865,000
TECHNICAL ADVISORY EXTENSION PROGRAM		298,000		657,000				955,000

TOTAL NEW APPROPRIATIONS	₱	282,437,000	₱	32,183,000	₱	49,000,000	₱	363,620,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	19,087,000	7,640,000		26,727,000
Administration of Personnel Benefits	31,553,000			31,553,000

Sub-total, General Administration and Support	50,640,000	7,640,000		58,280,000

Support to Operations
Auxiliary Services	6,001,000	1,857,000		7,858,000

Sub-total, Support to Operations	6,001,000	1,857,000		7,858,000

Operations
Relevant and Quality Tertiary Education ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased	223,975,000	21,000,000	49,000,000	293,975,000

HIGHER EDUCATION PROGRAM	223,975,000	21,000,000	49,000,000	293,975,000

Provision of Higher Education Services	223,975,000	21,000,000	5,000,000	249,975,000
Project(s)
Locally-Funded Project(s)			44,000,000	44,000,000

Completion of Vocational Agriculture Building, Barotac Viejo Campus			10,000,000	10,000,000
Rehabilitation of Chemistry and Laboratory Building, Batad Campus			5,000,000	5,000,000
Rehabilitation of Fisheries Building, Concepcion Campus			8,000,000	8,000,000
Completion of Dormitory C Building, Barotac Viejo Campus			8,000,000	8,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	543
STATE UNIVERSITIES AND COLLEGES

Construction of Library Annex Building, Concepcion Campus						5,000,000		5,000,000
Rehabilitation of Teacher Education Building, Lemery Campus						8,000,000		8,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		1,523,000		1,029,000				2,552,000

ADVANCED EDUCATION PROGRAM		300,000		387,000				687,000

Provision of Advanced Education Services		300,000		387,000				687,000
RESEARCH PROGRAM		1,223,000		642,000				1,865,000

Conduct of Research Services		1,223,000		642,000				1,865,000
Community Engagement Increased		298,000		657,000				955,000

TECHNICAL ADVISORY EXTENSION PROGRAM		298,000		657,000				955,000

Provision of Extension Services		298,000		657,000				955,000

Sub-total, Operations		225,796,000		22,686,000		49,000,000		297,482,000

TOTAL NEW APPROPRIATIONS	₱	282,437,000	₱	32,183,000	₱	49,000,000	₱	363,620,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	192,018

Total Permanent Positions	192,018

Other Compensation Common to All
Personnel Economic Relief Allowance	11,784
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	2,946
Honoraria	502
Mid-Year Bonus - Civilian	16,002
Year End Bonus	16,002
Cash Gift	2,455
Productivity Enhancement Incentive	480
Step Increment	2,455

Total Other Compensation Common to All	52,842

544	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	953
Night Shift Differential Pay	733
Lump-sum for filling of Positions - Civilian	28,095

Total Other Compensation for Specific Groups	29,781

Other Benefits
PAG-IBIG Contributions	589
PhilHealth Contributions	2,292
Employees Compensation Insurance Premiums	589
Loyalty Award - Civilian	180
Terminal Leave	3,458

Total Other Benefits	7,108

Non-Permanent Positions	688

TOTAL PERSONNEL SERVICES	282,437

Maintenance and Other Operating Expenses
Travelling Expenses	3,599
Training and Scholarship Expenses	1,000
Supplies and Materials Expenses	8,048
Utility Expenses	7,215
Communication Expenses	1,834
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	73
General Services	2,380
Repairs and Maintenance	5,141
Taxes, Insurance Premiums and Other Fees	529
Labor and Wages	151
Other Maintenance and Operating Expenses
Advertising Expenses	135
Printing and Publication Expenses	260
Representation Expenses	1,100
Membership Dues and Contributions to Organizations	600

Total Maintenance and Other Operating Expenses	32,183

Total Current Operating Expenditures	314,620

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	44,000
Machinery and Equipment Outlay	5,000

Total Capital Outlays	49,000

TOTAL NEW APPROPRIATIONS	363,620

APRIL 29, 2019	OFFICIAL GAZETTE	545
STATE UNIVERSITIES AND COLLEGES

J.9. NORTHERN NEGROS STATE COLLEGE OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	179,399,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	22,454,000	₱	6,810,000	₱		₱	29,264,000
Support to Operations		1,762,000		60,000				1,822,000
Operations		64,968,000		13,345,000		70,000,000		148,313,000

HIGHER EDUCATION PROGRAM		64,968,000		12,097,000		70,000,000		147,065,000
RESEARCH PROGRAM				1,061,000				1,061,000
TECHNICAL ADVISORY EXTENSION PROGRAM				187,000				187,000

TOTAL NEW APPROPRIATIONS	₱	89,184,000	₱	20,215,000	₱	70,000,000	₱	179,399,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	10,485,000	₱	6,810,000	₱		₱	17,295,000
Administration of Personnel Benefits		11,969,000						11,969,000

Sub-total, General Administration and Support		22,454,000		6,810,000				29,264,000

Support to Operations
Auxiliary Services		1,762,000		60,000				1,822,000

Sub-total, Support to Operations		1,762,000		60,000				1,822,000

Operations
Relevant and Quality Tertiary Education ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		64,968,000		12,097,000		70,000,000		147,065,000

546	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

HIGHER EDUCATION PROGRAM		64,968,000		12,097,000		70,000,000		147,065,000

Provision of Higher Education Services		64,968,000		12,097,000				77,065,000
Project(s)
Locally-Funded Project(s)						70,000,000		70,000,000

Completion of Science and Technology Academic Building, Sagay City Campus						50,000,000		50,000,000
Completion of Academic Building, Escalante Campus						20,000,000		20,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation				1,061,000				1,061,000

RESEARCH PROGRAM				1,061,000				1,061,000

Conduct of Research Services				1,061,000				1,061,000
Community engagement increased				187,000				187,000

TECHNICAL ADVISORY EXTENSION PROGRAM				187,000				187,000

Provision of Extension Services				187,000				187,000

Sub-total, Operations		64,968,000		13,345,000.		70,000,000		148,313,000

TOTAL NEW APPROPRIATIONS	₱	89,184,000	₱	20,215,000	₱	70,000,000	₱	179,399,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	58,344

Total Permanent Positions	58,344

Other Compensation Common to All
Personnel Economic Relief Allowance	3,456
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	864
Honoraria	838
Mid-Year Bonus - Civilian	4,862
Year End Bonus	4,862
Cash Gift	720
Productivity Enhancement Incentive	720
Step Increment	146

Total Other Compensation Common to All	16,804

APRIL 29, 2019	OFFICIAL GAZETTE	547
STATE UNIVERSITIES AND COLLEGES

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	130
Night Shift Differential Pay	200
Lump-sum for filling of Positions - Civilian	11,771

Total Other Compensation for Specific Groups	12,101

Other Benefits
PAG-IBIG Contributions	173
PhilHealth Contributions	643
Employees Compensation Insurance Premiums	173
Loyalty Award - Civilian	100
Terminal Leave	198

Total Other Benefits	1,287

Non-Permanent Positions	648

Total Personnel Services	89,184

Maintenance and Other Operating Expenses
Travelling Expenses	3,740
Training and Scholarship Expenses	1,525
Supplies and Materials Expenses	1,606
Utility Expenses	2,750
Communication Expenses	278
Awards/Rewards and Prizes	500
Survey, Research, Exploration and Development Expenses	270
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
General Services	1,977
Repairs and Maintenance	6,457
Taxes, Insurance Premiums and Other Fees	150
Other Maintenance and Operating Expenses
Advertising Expenses	55
Printing and Publication Expenses	315
Transportation and Delivery Expenses	24
Membership Dues and Contributions to Organizations	450

Total Maintenance and Other Operating Expenses	20,215

Total Current Operating Expenses	109,399

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	70,000

Total Capital Outlays	70,000

TOTAL NEW APPROPRIATIONS	179,399

548	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

J.10. UNIVERSITY OF ANTIQUE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	400,460,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	26,052,000	₱	7,272,000	₱		₱	33,324,000
Support to Operations		3,487,000		1,831,000		41,650,000		46,968,000
Operations		179,539,000		25,129,000		115,500,000		320,168,000

HIGHER EDUCATION PROGRAM		178,245,000		23,584,000		112,500,000		314,329,000
ADVANCED EDUCATION PROGRAM		611,000		343,000				954,000
RESEARCH PROGRAM		683,000		657,000		3,000,000		4,340,000
TECHNICAL ADVISORY EXTENSION PROGRAM				545,000				545,000

TOTAL NEW APPROPRIATIONS	₱	209,078,000	₱	34,232,000	₱	157,150,000	₱	400,460,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision		18,433,000		7,272,000				25,705,000
Administration of Personnel Benefits		7,619,000						7,619,000

Sub-total, General Administration and Support		26,052,000		7,272,000				33,324,000

Support to Operations
Auxiliary Services		3,487,000		1,831,000		1,650,000		6,968,000

APRIL 29, 2019	OFFICIAL GAZETTE	549
STATE UNIVERSITIES AND COLLEGES

Project(s)
Locally-Funded Project(s)						40,000,000		40,000,000

Completion of Knowledge Development and Records Management Center Phase 2, (Main Campus						40,000,000		40,000,000

Sub-total, Support to Operations		3,487,000		1,831,000		41,650,000		46,968,000

Operations
Relevant and Quality Tertiary Education ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased		178,245,000		23,584,000		112,500,000		314,329,000

HIGHER EDUCATION PROGRAM		178,245,000		23,584,000		112,500,000		314,329,000

Provision of Higher Education Services		178,245,000		23,584,000				201,829,000
Project(s)
Locally-Funded Project(s)						112,500,000		112,500,000

Completion of Accountancy Building, Main Campus						20,000,000		20,000,000
Completion of Recreation and Fitness Center						17,500,000		17,500,000
Completion of Convention Hall with Stage Cum Evacuation Center, Hamtic Campus						15,500,000		15,500,000
Completion of Human Resource Services Development Center, Hamtic Campus						14,500,000		14,500,000
Establishment of Fishery Ecotourism Development Complex						20,000,000		20,000,000
Land Utilization Plan, Hamtic Campus						5,000,000		5,000,000
Construction of Traditional Knowledge Center cum Evacuation Center						20,000,000		20,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		1,294,000		1,000,000		3,000,000		5,294,000

ADVANCED EDUCATION PROGRAM		611,000		343,000				954,000

Provision of Advanced Education Services		611,000		343,000				954,000
RESEARCH PROGRAM		683,000		657,000		3,000,000		4,340,000

Conduct of Research Services		683,000		657,000		3,000,000		4,340,000
Community Engagement Increased				545,000				545,000

TECHNICAL ADVISORY EXTENSION PROGRAM				545,000				545,000

Provision of Extension Services				545,000				545,000

Sub-total, Operations		179,539,000		25,129,000		115,500,000		320,168,000

TOTAL NEW APPROPRIATIONS	₱	209,078,000	₱	34,232,000	₱	157,150,000	₱	400,460,000

550	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	149,327

Total Permanent Positions	149,327

Other Compensation Common to All
Personnel Economic Relief Allowance	10,128
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,532
Honoraria	1,455
Mid-Year Bonus - Civilian	12,445
Year End Bonus	12,445
Cash Gift	2,110
Productivity Enhancement Incentive	2,110
Step Increment	373

Total Other Compensation Common to All	44,078

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	748
Lump-sum for filling of Positions - Civilian	7,439
Anniversary Bonus - Civilian	2,106

Total Other Compensation for Specific Groups	10,293

Other Benefits
PAG-IBIG Contributions	506
PhilHealth Contributions	1,761
Employees Compensation Insurance Premiums	506
Loyalty Award - Civilian	240
Terminal Leave	180

Total Other Benefits	3,193

Non-Permanent Positions	2,187

Total Personnel Services	209,078

Maintenance and Other Operating Expenses
Travelling Expenses	1,789
Training and Scholarship Expenses	842
Supplies and Materials Expenses	5,462
Utility Expenses	9,536
Communication Expenses	394
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	126
Professional Services	1,876
General Services	5,235

APRIL 29, 2019	OFFICIAL GAZETTE	551
STATE UNIVERSITIES AND COLLEGES

Repairs and Maintenance	7,145
Taxes, Insurance Premiums and Other Fees	405
Labor and Wages	187
Other Maintenance and Operating Expenses
Printing and Publication Expenses	246
Representation Expenses	394
Transportation and Delivery Expenses	443
Subscription Expenses	152

Total Maintenance and Other Operating Expenses	34,232

Total Current Operating Expenditures	243,310

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	3,000
Buildings and Other Structures	149,500
Machinery and Equipment Outlay	3,000
Transportation Equipment Outlay	1,650

Total Capital Outlays	157,150

TOTAL NEW APPROPRIATIONS	400,460

J.11. WEST VISAYAS STATE UNIVERSITY

For general administration and support, support to operations, operations, including locally-funded project(s), and the operations of the West Visayas State University Medical Center, as indicated hereunder	₱	1,243,003,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	81,179,000	₱	15,918,000	₱		₱	97,097,000
Support to Operations		9,328,000		530,000		23,995,000		33,853,000
Operations		869,127,000		162,326,000		80,600,000		1,112,053,000

HIGHER EDUCATION PROGRAM		455,658,000		90,819,000		72,600,000		619,077,000
ADVANCED EDUCATION PROGRAM		500,000		3,696,000				4,196,000
RESEARCH PROGRAM		2,252,000		12,408,000		8,000,000		22,660,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,308,000		5,752,000				7,060,000
HOSPITAL SERVICES PROGRAM		409,409,000		49,651,000				459,060,000

TOTAL NEW APPROPRIATIONS	₱	959,634,000	₱	178,774,000	₱	104,595,000	₱	1,243,003,000

552	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	38,647,000	15,918,000		54,565,000
Administration of Personnel Benefits	42,532,000			42,532,000

Sub-total, General Administration and Support	81,179,000	15,918,000		97,097,000

Support to Operations
Auxiliary Services	9,328,000	530,000	23,995,000	33,853,000

Sub-total, Support to Operations	9,328,000	530,000	23,995,000	33,853,000

Operations
Relevant and Quality Tertiary Education ensured to Achieve Inclusive Growth and Access of Deserving but Poor Students to Quality Tertiary Education Increased	455,658,000	90,819,000	72,600,000	619,077,000

HIGHER EDUCATION PROGRAM	455,658,000	90,819,000	72,600,000	619,077,000

Provision of Higher Education Services	455,658,000	90,819,000		546,477,000

Project(s)
Locally-Funded Project(s)			72,600,000	72,600,000

Completion of Academic and Academic Support Buildings, Janiuay, Calinog and CAF Campuses			51,600,000	51,600,000
Major Repair and Rehabilitation of Buildings and Structures, Pototan, Lambunao, Calinog and CAF Campuses			21,000,000	21,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation	2,752,000	16,104,000	8,000,000	26,856,000

ADVANCED EDUCATION PROGRAM	500,000	3,696,000		4,196,000

Provision of Advanced Education Services	500,000	3,696,000		4,196,000
RESEARCH PROGRAM	2,252,000	12,408,000	8,000,000	22,660,000

Conduct of Research Services	2,252,000	12,408,000		14,660,000

APRIL 29, 2019	OFFICIAL GAZETTE	553
STATE UNIVERSITIES AND COLLEGES

Project(s)
Locally-Funded Project(s)						8,000,000		8,000,000

Accessibility to Research and Extension Building						8,000,000		8,000,000
Community Engagement Increased		1,308,000		5,752,000				7,060,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,308,000		5,752,000				7,060,000

Provision of Extension Services		1,308,000		5,752,000				7,060,000
Quality Medical Education and Hospital Services Ensured		409,409,000		49,651,000				459,060,000

HOSPITAL SERVICES PROGRAM		409,409,000		49,651,000				459,060,000

Provision of Medical Services		409,409,000		49,651,000				459,060,000

Sub-total, Operations		869,127,000		162,326,000		80,600,000		1,112,053,000

TOTAL NEW APPROPRIATIONS	₱	959,634,000	₱	178,774,000	₱	104,595,000	₱	1,243,003,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	646,684

Total Permanent Positions	646,684

Other Compensation Common to All
Personnel Economic Relief Allowance	36,432
Representation Allowance	624
Transportation Allowance	624
Clothing and Uniform Allowance	9,162
Honoraria	4,050
Mid-Year Bonus - Civilian	53,890
Year End Bonus	53,890
Cash Gift	7,635
Productivity Enhancement Incentive	7,635
Step Increment	1,617

Total Other Compensation Common to All	175,559

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	72,816
Night Shift Differential Pay	7,454
Lump-sum for filling of Positions - Civilian	37,276

Total Other Compensation for Specific Groups	117,546

554	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Benefits
PAG-IBIG Contributions	1,832
PhilHealth Contributions	7,083
Employees Compensation Insurance Premiums	1,832
Loyalty Award - Civilian	875
Terminal Leave	5,256

Total Other Benefits	16,878

Non-Permanent Positions	2,967

Total Personnel Services	959,634

Maintenance and Other Operating Expenses
Travelling Expenses	10,739
Training and Scholarship Expenses	3,651
Supplies and Materials Expenses	71,241
Utility Expenses	50,901
Communication Expenses	3,161
Awards/Rewards and Prizes	1,204
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	336
Professional Services	6,023
General Services	18,030
Repairs and Maintenance	7,744
Taxes, Insurance Premiums and Other Fees	2,471
Other Maintenance and Operating Expenses
Printing and Publication Expenses	768
Representation Expenses	1,111
Transportation and Delivery Expenses	193
Rent/Lease Expenses	37
Membership Dues And Contributions to Organizations	814
Subscription Expenses	350

Total Maintenance and Other Operating Expenses	178,774

Total Current Operating Expenditures	1,138,408

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	80,600
Machinery and Equipment Outlay	12,765
Transportation Equipment Outlay	11,230

Total Capital Outlays	104,595

TOTAL NEW APPROPRIATIONS	1,243,003

APRIL 29, 2019	OFFICIAL GAZETTE	555
STATE UNIVERSITIES AND COLLEGES

K. REGION VII - CENTRAL VISAYAS

K.1. BOHOL ISLAND STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s) as indicated hereunder	₱	321,317,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	62,856,000	₱	11,630,000	₱		₱	74,486,000
Support to Operations		3,679,000		1,764,000				5,443,000
Operations		211,467,000		19,921,000		10,000,000		241,388,000

HIGHER EDUCATION PROGRAM		210,967,000		15,187,000		10,000,000		236,154,000
ADVANCED EDUCATION PROGRAM		500,000		851,000				1,351,000
RESEARCH PROGRAM				2,104,000				2,104,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,779,000				1,779,000

TOTAL NEW APPROPRIATIONS	₱	278,002,000	₱	33,315,000	₱	10,000,000	₱	321,317,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	33,973,000	₱	11,630,000	₱		₱	45,603,000
Administration of Personnel Benefits		28,883,000						28,883,000

Sub-total, General Administration and Support		62,856,000		11,630,000				74,486,000

Support to Operations
Auxiliary Services		3,679,000		1,764,000				5,443,000

Sub-total, Support to Operations		3,679,000		1,764,000				5,443,000

Operations

556	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		210,967,000		15,187,000		10,000,000		236,154,000

HIGHER EDUCATION PROGRAM		210,967,000		15,187,000		10,000,000		236,154,000

Provision of Higher Education Services		210,967,000		15,187,000				226,154,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Completion of 5-Storey Main Technology Building (Phase 2), Main Campus						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		500,000		2,955,000				3,455,000

ADVANCED EDUCATION PROGRAM		500,000		851,000				1,351,000

Provision of Advanced Education Services		500,000		851,000				1,351,000
RESEARCH PROGRAM				2,104,000				2,104,000

Conduct of Research Services				2,104,000				2,104,000
Community engagement increased				1,779,000				1,779,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,779,000				1,779,000

Provision of Extension Services				1,779,000				1,779,000

Sub-total, Operations		211,467,000		19,921,000		10,000,000		241,388,000

TOTAL HEM APPROPRIATION	₱	278,002,000	₱	33,315,000	₱	10,000,000	₱	321,317,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	186,750

Total Permanent Positions	186,750

Other Compensation Common to All
Personnel Economic Relief Allowance	13,056
Representation Allowance	120

APRIL 29, 2019	OFFICIAL GAZETTE	557
STATE UNIVERSITIES AND COLLEGES

Transportation Allowance	120
Clothing and Uniform Allowance	3,264
Honoraria	1,954
Mid-Year loans - Civilian	15,562
Year End Bonus	15,562
Cash Gift	2,720
Productivity Enhancement Incentive	2,720
Step Increment	466

Total Other Compensation Common to All	55,544

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	359
Lump-sum for filling of Positions - Civilian	27,390

Total Other Compensation for Specific Groups	27,749

Other Benefits
PAG-IBIG Contributions	653
PhilHealth Contributions	2,331
Employees Compensation Insurance Premiums	653
Loyalty Award - Civilian	385
Terminal Leave	1,493

Total Other Benefits	5,515

Non-Permanent Positions	2,444

Total Personnel Services	278,002

Maintenance and Other Operating Expenses
Travelling Expenses	4,000
Training and Scholarship Expenses	4,114
Supplies and Materials Expenses	5,785
Utility Expenses	5,255
Communication Expenses	2,388
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	1,975
General Services	2,181
Repairs and Maintenance	2,682
Taxes, Insurance Premiums and Other Fees	475
Other Maintenance and Operating Expenses
Advertising Expenses	377
Printing and Publication Expenses	853
Representation Expenses	571
Transportation and Delivery Expenses	754
Membership Dues and Contributions to
Organizations	225
Subscription Expenses	1,500

Total Maintenance and Other Operating Expenses	33,315

Total Current Operating Expenditures	311,317

558	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Capital Outlays
Property, Plant and Equipment Outlay
Building and Other Structures	10,000

Total Capital Outlays	10,000

TOTAL HEN APPROPRIATIONS	321,317

K.2. CEBU NORMAL UNIVERSITY

Far general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	294,177,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	64,522,000	₱	30,261,000	₱		₱	94,783,000
Support to Operations		10,712,000		757,000				11,469,000
Operations		155,814,000		18,111,000		14,000,000		187,925,000

HIGHER EDUCATION PROGRAM		131,650,000		13,048,000		14,000,000		158,698,000
ADVANCED EDUCATION PROGRAM		23,604,000		1,856,000				25,460,000
RESEARCH PROGRAM		560,000		1,042,000				1,602,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,165,000				2,165,000

TOTAL HEN APPROPRIATIONS	₱	231,048,000	₱	49,129,000	₱	14,000,000	₱	294,177,000

Hex Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	42,240,000	₱	30,261,000	₱		₱	72,501,000
Administration of Personnel Benefits		22,282,000						22,282,000

Sub-total, General Administration and Support		64,522,000		30,261,000				94,783,000

APRIL 29, 2019	OFFICIAL GAZETTE	559
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		10,712,000		757,000				11,469,000

Sab-total, Support to Operations		10,712,000		757,000				11,469,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		131,650,000		13,048,000		14,000,000		158,698,000

HIGHER EDUCATION PROGRAM		131,650,000		13,048,000		14,000,000		158,698,000

Provision of Higher Education Services		131,650,000		13,048,000		4,000,000		148,698,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Library Modernization Project (Interior-Phase I)						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		24,164,000		2,898,000				27,062,000

ADVANCED EDUCATION PROGRAM		23,604,000		1,856,000				25,460,000

Provision of Advanced Education Services		23,604,000		1,856,000				25,460,000
RESEARCH PROGRAM		560,000		1,042,000				1,602,000

Conduct of Research Services		560,000		1,042,000				1,602,000
Community engagement increased				2,165,000				2,165,000

TECHNICAL ADVISORY EXTENSION PROGRAM				2,165,000				2,165,000

Provision of Extension Services				2,165,000				2,165,000

Sub-total, Operations		155,814,000		18,111,000		14,000,000		187,925,000

TOTAL NEW APPROPRIATIONS	₱	231,048,000	₱	49,129,000	₱	14,000,000	₱	294,177,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	122,225

560	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Total Permanent Positions	122,225

Other Compensation Common to ALL
Personnel Economic Relief Allowance	6,648
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	1,662
Honoraria	22,473
Mid-Tear Bonus - Civilian	10,185
Tear End Bonus	10,185
Cash Gift	1,385
Productivity Enhancement Incentive	1,385
Step Increment	306

Total Other Compensation Canon to All	54,709

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	357
Lump-sum for filling of Positions - Civilian	22,282

Total Other Compensation for Specific Groups	22,639

Other Benefits
PAG-IBIG Contributions	331
PhilHealth Contributions	1,303
Employees Compensation Insurance Premiums	331
Retirement Gratuity	221
Loyalty Award - Civilian	200
Terminal Leave	167

Total Other Benefits	2,553

Non-Permanent Positions	28,922

Total Personnel Services	231,048

Maintenance and Other Operating Expenses
Travelling Expenses	1,000
Training and Scholarship Expenses	4,813
Supplies and Materials Expenses	10,920
Utility Expenses	8,610
Communication Expenses	1,088
Survey, Research, Exploration and
Development Expenses	500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	267
General Services	13,054
Repairs and Maintenance	3,990
Taxes, Insurance Premiums and Other Fees	1,170
Labor and Wages	518
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	300
Representation Expenses	422

APRIL 29, 2019	OFFICIAL GAZETTE	561
STATE UNIVERSITIES AND COLLEGES

Transportation and Delivery Expenses	367
Membership Dues and Contributions to Organizations	121
Subscription Expenses	257
Other Maintenance and Operating Expenses	1,500

Total Maintenance and Other Operating Expenses	49,129

Total Current Operating Expenditures	280,177

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,000
Transportation Equipment Outlay	4,000

Total Capital Outlays	14,000

TOTAL NEW APPROPRIATIONS	294,177

K.3. CEBU TECHNOLOGICAL UNIVERSITY

For general administration and support, support to operations, and operations including locally-funded project(s), as indicated hereunder	₱	873,828,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	82,777,000	₱	42,494,000	₱	20,000,000	₱	145,271,000
Support to Operations		18,999,000		38,177,000				57,176,000
Operations		492,356,000		94,025,000		85,000,000		671,381,000

HIGHER EDUCATION PROGRAM		480,439,000		49,538,000		85,000,000		614,977,000
ADVANCED EDUCATION PROGRAM		10,133,000		9,370,000				19,503,000
RESEARCH PROGRAM		764,000		20,595,000				21,359,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,020,000		14,522,000				15,542,000

TOTAL NEW APPROPRIATIONS	₱	594,132,000	₱	174,696,000	₱	105,000,000	₱	873,828,000

New Appropriations, by Programs/Activities/Projects

562	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	72,827,000	₱	42,494,000	₱		₱	115,321,000
Administration of Personnel Benefits		9,950,000						9,950,000
Projects
Locally-Funded Projects						20,000,000		20,000,000

Administration Building with Library Phase 2						20,000,000		20,000,000

Sub-total, General Administration and Support		82,777,000		42,494,000		20,000,000		145,271,000

Support to Operations
Auxiliary Services		18,999,000		38,177,000				57,176,000

Sub-total, Support to Operations		18,999,000		38,177,000				57,176,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		480,439,000		49,538,000		85,000,000		614,977,000

HIGHER EDUCATION PROGRAM		480,439,000		49,538,000		85,000,000		614,977,000

Provision of Higher Education Services		480,439,000		49,538,000				529,977,000
Project(s)
Locally-Funded Project (s)						85,000,000		85,000,000

Rehabilitation of Gymnasium						25,000,000		25,000,000
Research and Academic Building (Part of the Multi-Purpose Building and Perimeter Fence Project)						50,000,000		50,000,000
Rehabilitation/Completion of CTU Main Campus Gymnasium						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		10,897,000		29,965,000				40,862,000

ADVANCED EDUCATION PROGRAM		10,133,000		9,370,000				19,503,000

Provision of Advanced Education Services		10,133,000		9,370,000				19,503,000
RESEARCH PROGRAM		764,000		20,595,000				21,359,000

Conduct of Research Services		764,000		20,595,000				21,359,000

APRIL 29, 2019	OFFICIAL GAZETTE	563
STATE UNIVERSITIES AND COLLEGES

Community engagement increased		1,020,000		14,522,000				15,542,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,020,000		14,522,000				15,542,000

Prevision of Extension Services		1,020,000		14,522,000				15,542,000

Sub-total, Operations		492,356,000		94,025,000		85,000,000		671,381,000

TOTAL NEW APPROPRIATIONS	₱	594,132,000	₱	174,696,000	₱	105,000,000	₱	873,828,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	390,485

Total Permanent Positions	390,485

Other Compensation Common to All
Personnel Economic Relief Allowance	24,000
Representation Allowance	360
Transportation Allowance	360
Clothing and Uniform Allowance	6,000
Honoraria	13,301
Mid-Year Sonus - Civilian	32,540
Year End Bonus	32,540
Cash Gift	5,000
Productivity Enhancement Incentive	5,000
Step Increment	976

Total Other Compensation Common to All	120,077

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	814
Lap-sun far filling of Positions - Civilian	63,305
Other Personnel Benefits	1,139

Total Other Compensation for Specific Groups	65,258

Other Benefits
PAG-IBIG Contributions	1,199
PhilHealth Contributions	4,464
Employees Compensation Insurance Premiums	1,199
Terminal Leave	9,950

Total Other Benefits	16,812

Non-Permanent Positions	1,500

564	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Total Personnel Services	594,132

Maintenance and Other Operating Expenses
Travelling Expenses	45,319
Training and Scholarship Expenses	6,489
Supplies and Materials Expenses	41,946
Utility Expenses	20,019
Communication Expenses	1,051
Awards/Rewards and Prizes	552
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	330
Professional Services	5,555
General Services	824
Repairs and Maintenance	43,129
Taxes, Insurance Premiums and Other Fees	3,760
Other Maintenance and Operating Expenses
Advertising Expenses	235
Printing and Publication Expenses	882
Representation Expenses	2,799
Transportation and Delivery Expenses	613
Rent/Lease Expenses	387
Membership Dues and Contributions to Organizations	806

Total Maintenance and Other Operating Expenses	174,696

Total Current Operating Expenditures	768,828

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	105,000

Total Capital Outlays	105,000

TOTAL NEW APPROPRIATIONS	873,828

K.4. NEGROS ORIENTAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	487,101,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	195,053,000	₱	11,038,000	₱	₱	206,091,000
Support to Operations		3,122,000		1,440,000			4,562,000

APRIL 29, 2019	OFFICIAL GAZETTE	565
STATE UNIVERSITIES AND COLLEGES

Operations		192,463,000		43,985,000		40,000,000		276,448,000

HIGHER EDUCATION PROGRAM		162,449,000		38,369,000		40,000,000		240,818,000
ADVANCED EDUCATION PROGRAM		2,650,000		969,000				3,619,000
RESEARCH PROGRAM		27,364,000		2,944,000				30,308,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,703,000				1,703,000

TOTAL NEW APPROPRIATIONS	₱	390,638,000	₱	56,463,000	₱	40,000,000	₱	487,101,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,322,000	₱	11,038,000		₱	₱	32,360,000
Administration of Personnel Benefits		173,731,000						173,731,000

Sub-total, General Administration and Support		195,053,000		11,038,000				206,091,000

Support to Operations
Auxiliary Services		3,122,000		1,440,000				4,562,000

Sub-total, Support to Operations		3,122,000		1,440,000				4,562,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		162,449,000		38,369,000		40,000,000		240,818,000

HIGHER EDUCATION PROGRAM		162,449,000		38,369,000		40,000,000		240,818,000

Provision of Higher Education Services		162,449,000		38,369,000				200,818,000
Project(s)
Locally-Funded Project(s)						40,000,000		40,000,000

Construction of Farm Technology Training Center - A Two Year Project						5,000,000		5,000,000
Industrial Electronics Technology Development Building (Mechatronics) - Phase 3						15,000,000		15,000,000

566	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Engineering Laboratory Building - Phase 2						15,000,000		15,000,000
Construction of Mini-Hospital for the Nursing Program, MORSU Main Campus						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation		30,014,000		3,913,000				33,927,000

ADVANCED EDUCATION PROGRAM		2,650,000		969,000				3,619,000

Provision of Advanced Education Services		2,650,000		969,000				3,619,000
RESEARCH PROGRAM		27,364,000		2,944,000				30,308,000

Conduct of Research Services		27,364,000		2,944,000				30,308,000
Community engagement increased				1,703,000				1,703,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,703,000				1,703,000

Provision of Extension Services				1,703,000				1,703,000

Sub-total, Operations		192,463,000		43,985,000		40,000,000		276,448,000

TOTAL NEW APPROPRIATIONS	₱	390,638,000	₱	56,463,000	₱	40,000,000	₱	487,101,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	141,649

Total Permanent Positions	141,649

Other Compensation Common to All
Personnel Economic Relief Allowance	7,824
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	1,956
Monoraria	33,508
Kid-Year Bonus - Civilian	11,805
Year End Bonus	11,805
Cash Gift	1,630
Productivity Enhancement Incentive	1,630
Step Increment	354

Total Other Compensation Common to All	70,752

Other Compensation for Specific Groups

APRIL 29, 2019	OFFICIAL GAZETTE	567
STATE UNIVERSITIES AND COLLEGES

Magna Carta for Public Health Workers	46
Lump-sum for filling of Positions - Civilian	75,376
Other Personnel Benefits	824
Anniversary Bones - Civilian	978

Total Other Compensation for Specific Groups	77,224

Other Benefits
PAG-IBIG Contributions	392
PhilHealth Contributions	1,596
Employees Compensation Insurance Premiums	392
Loyalty Award - Civilian	415
Terminal Leave	1,815

Total Other Benefits	4,610

Non-Permanent Positions	96,403

Total Personnel Services	390,638

Maintenance and Other Operating Expenses
Travelling Expenses	3,880
Training and Scholarship Expenses	4,150
Supplies and Materials Expenses	7,025
Utility Expenses	11,980
Communication Expenses	907
Survey, Research, Exploration and Development Expenses	400
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	1,450
General Services	16,865
Repairs and Maintenance	4,008
Taxes, Insurance Premiums and Other Fees	1,554
Labor and Wages	410
Other Maintenance and Operating Expenses
Advertising Expenses	6
Printing and Publication Expenses	892
Representation Expenses	1,492
Transportation and Delivery Expenses	1,147
Rent/Lease Expenses	20
Membership Dues and Contributions to
Organizations	135
Subscription Expenses	10

Total Maintenance and Other Operating Expenses	56,463

Total Current Operating Expenditures	447,101

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	40,000

Total Capital Outlays	40,000

TOTAL NEW APPROPRIATIONS	487,101

568	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

K.5. SIQUIJOR STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	88,646,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	18,815,000	₱	6,130,000	₱		₱	24,945,000
Operations		42,133,000		5,568,000		16,000,000		63,701,000

HIGHER EDUCATION PROGRAM		36,240,000		4,530,000				56,770,000
RESEARCH PROGRAM		5,893,000		1,038,000		16,000,000		6,931,000

TOTAL NEW APPROPRIATIONS	₱	60,948,000	₱	11,698,000	₱	16,000,000	₱	88,646,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAM
General Administration and Support
General Management and Supervision	₱	12,566,000	₱	6,130,000	₱		₱	18,696,000
Administration and Support		6,249,000						6,249,000

Sub-total, General Administration and Support		18,815,000		6,130,000				24,945,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		36,240,000		4,530,000		16,000,000		56,770,000

HIGHER EDUCATION PROGRAM		36,240,000		4,530,000		16,000,000		56,770,000

Provision of Higher Education Services		36,240,000		4,530,000				40,770,000
Project(s)
Locally-Funded Project(s)						16,000,000		16,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	569
STATE UNIVERSITIES AND COLLEGES

Renovation of Administration Building						6,000,000		6,000,000
Rehabilitation of Girls’/Women’s Dormitory
Main Campus, Larena, Siquijor						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		5,893,000		1,038,000				6,931,000

RESEARCH PROGRAM		5,893,000		1,038,000				6,931,000

Conduct of Research Services		5,893,000		1,038,000				6,931,000

Sub-total, Operations		42,133,000		5,568,000		16,000,000		63,701,000

TOTAL NEW APPROPRIATIONS	₱	60,948,000	₱	11,698,000	₱	16,000,000	₱	88,646,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	40,821

Total Permanent Positions	40,821

Other Compensation Common to All
Personnel Economic Relief Allowance	2,064
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	516
Monoraria	337
Mid-Year Bonus - Civilian	3,402
Year End Bonus	3,402
Cash Gift	430
Productivity Enhancement Incentive	430
Step Increment	102

Total Other Compensation Common to All	11,019

Other Compensation for Specific Groups	13
Magna Carta for Public Health Workers
Lump-sum for filling of Positions - Civilian	6,249

Total Other Compensation for Specific Groups	6,262

Other Benefits	104
PAG-IBIG Contributions
PhilHealth Contributions	423
Employees Compensation Insurance Premiums	104
Loyalty Award - Civilian	110

570	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Total Other Benefits	741

Non-Permanent Positions	2,105

Total Personnel Services	60,948

Maintenance and Other Operating Expenses
Travelling Expenses	924
Training and Scholarship Expenses	2,578
Supplies and Materials Expenses	1,490
Utility Expenses	2,244
Communication Expenses	1,021
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	117
Professional Services	338
General Services	100
Repairs and Maintenance	305
Financial Assistance/Subsidy	40
Taxes, Insurance Premiums and Other Fees	638
Labor and Wages	642
Other Maintenance and Operating Expenses
Representation Expenses	667
Transportation and Delivery Expenses	367
Membership Dues and Contributions to
Organizations	120
Subscription Expenses	107

Total Maintenance and Other Operating Expenses	11,698

Total Current Operating Expenditures	72,646

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	16,000

Total Capital Outlays	16,000

TOTAL NEW APPROPRIATIONS	88,646

APRIL 29, 2019	OFFICIAL GAZETTE	571
STATE UNIVERSITIES AND COLLEGES

L. REGION VIII - EASTERN VISAYAS

L.1. EASTERN SAMAR STATE UINVERSITY

For general administration and support, and operations, including locally-funded project(s) as indicated hereunder	₱	389,444,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	44,870,000	₱	9,461,000	₱	4,082,000	₱	58,413,000
Operations		265,154,000		38,246,000		27,631,000		331,031,000

HIGHER EDUCATION PROGRAM		263,711,000		25,433,000		26,761,000		315,905,000
ADVANCED EDUCATION PROGRAM		1,293,000		385,000		40,000		1,718,000
RESEARCH PROGRAM		100,000		4,328,000		735,000		5,163,000
TECHNICAL ADVISORY EXTENSION PROGRAM		50,000		8,100,000		95,000		8,245,000

TOTAL NEW APPROPRIATIONS	₱	310,024,000	₱	47,707,000	₱	31,713,000	₱	389,444,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	40,620,000	₱	9,461,000	₱	4,082,000	₱	54,163,000
Administration of Personnel Benefits		4,250,000						4,250,000

Sub-total, General Administration and Support		44,870,000		9,461,000		4,082,000		58,413,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		263,711,000		25,433,000		26,761,000		315,905,000

HIGHER EDUCATION PROGRAM		263,711,000		25,433,000		26,761,000		315,905,000

Provision of Higher Education Services		263,711,000		25,433,000		21,761,000		310,905,000

572	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Project(s)
Locally-Funded Project(s)						5,000,000		5,000,000

Repair/Rehabilitation of Multi-Purpose Building Can-Avid Campus						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation		1,393,000		4,713,000		775,000		6,881,000

ADVANCED EDUCATION PROGRAM		1,293,000		385,000		40,000		1,718,000

Provision of Advanced Education Services		1,293,000		385,000		40,000		1,718,000

RESEARCH PROGRAM		100,000		4,328,000		735,000		5,163,000

Conduct of Research Services		100,000		4,328,000		735,000		5,163,000
Community engagement increased		50,000		8,100,000		95,000		8,245,000

TECHNICAL ADVISORY EXTENSION PROGRAM		50,000		8,100,000		95,000		8,245,000

Provision of Extension Services		50,000		8,100,000		95,000		8,245,000

Sub-total, Operations		265,154,000		38,246,000		27,631,000		331,031,000

TOTAL NEW APPROPRIATIONS	₱	310,024,000	₱	47,707,000	₱	31,713,000	₱	389,444,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	228,458

Total Permanent Positions	228,458

Other Compensation Common to All
Personnel Economic Relief Allowance	16,512
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	4,128
Honoraria	2,137
Mid-Year Bones - Civilian	19,039
Year End Bonus	19,039
Cash Gift	3,440
Productivity Enhancement Incentive	3,440
Step Increment	571

Total Other Compensation Common to All	68,786

APRIL 29, 2019	OFFICIAL GAZETTE	573
STATE UNIVERSITIES AND COLLEGES

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	890
Lump-sum for filling of Positions - Civilian	784

Total Other Compensation for Specific Groups	1,674

Other Benefits
PAG-IBIG Contributions	826
PhilHealth Contributions	2,791
Employees Compensation Insurance Premiums	826
Terminal Leave	3,466

Total Other Benefits	7,909

Non-Permanent Positions	3,197

Total Personnel Services	310,024

Maintenance and Other Operating Expenses
Travelling Expenses	2,821
Training and Scholarship Expenses	4,154
Supplies and Materials Expenses	12,027
Utility Expenses	6,005
Communication Expenses	1,386
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	1,998
General Services	2,190
Repairs and Maintenance	9,453
Taxes, Insurance Premiums and Other Fees	1,159
Labor and Wages	119
Other Maintenance and Operating Expenses
Advertising Expenses	107
Printing and Publication Expenses	414
Representation Expenses	2,308
Rent/Lease Expenses	45
Membership Dues and Contributions to
Organizations	429
Subscription Expenses	192
Other Maintenance and Operating Expenses	2,720

Total Maintenance and Other Operating Expenses	47,707

Total Current Operating Expenditures	357,731

Capital Outlays
Property, Plant and Equipment Outlay
Building and Other Structures	5,000
Machinery and Equipment Outlay	7,113
Transportation Equipment Outlay	19,600

Total Capital Outlays	31,713

TOTAL NEW APPROPRIATIONS	389,444

574	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

L.2. EASTERN VISAYAS STATE UNIVERSITY

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	₱	390,226,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	65,207,000	₱	13,632,000	₱		₱	78,839,000
Support to Operations		754,000						754,000
Operations		280,422,000		20,211,000		10,000,000		310,633,000

HIGHER EDUCATION PROGRAM		271,985,000		16,487,000		10,000,000		298,472,000
ADVANCED EDUCATION PROGRAM		3,760,000		1,390,000				5,150,000
RESEARCH PROGRAM		1,883,000		2,049,000				3,932,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,794,000		285,000				3,079,000

TOTAL NEW APPROPRIATIONS	₱	346,383,000	₱	33,843,000	₱	10,000,000	₱	390,226,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	36,287,000	₱	13,632,000	₱		₱	49,919,000
Administration of Personnel Benefits		28,920,000						28,920,000

Sub-total, General Administration and Support		65,207,000		13,632,000				78,839,000

Support to Operations
Auxiliary Services		754,000						754,000

Sub-total, Support to Operations		754,000						754,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and

APRIL 29, 2019	OFFICIAL GAZETTE	575
STATE UNIVERSITIES AND COLLEGES

access of deserving but poor students to quality tertiary education increased		271,985,000		16,487,000		10,000,000		298,472,000

HIGHER EDUCATION PROGRAM		271,985,000		16,487,000		10,000,000		298,472,000

Provision of Higher Education Services		271,985,000		16,487,000				288,472,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Construction of EVSU Residencia Building (Student Dormitory), Main Campus, Tacloban City						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		5,643,000		3,439,000				9,082,000

ADVANCED EDUCATION PROGRAM		3,760,000		1,390,000				5,150,000

Provision of Advanced Education Services		3,760,000		1,390,000				5,150,000
RESEARCH PROGRAM		1,883,000		2,049,000				3,932,000

Conduct of Research Services		1,883,000		2,049,000				3,932,000
Community engagement increased		2,794,000		285,000				3,079,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,794,000		285,000				3,079,000

Provision of Extension Services		2,794,000		285,000				3,079,000

Sub-total, Operations		280,422,000		20,211,400		10,000,000		310,633,000

TOTAL NEW APPROPRIATIONS	₱	346,383,000	₱	33,843,000	₱	10,000,000	₱	390,226,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	242,724

Total Permanent Positions	242,724

Other Compensation Common to All
Personnel Economic Relief Allowance	14,112
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	3,528
Honoraria	1,628
Mid-Year Bonus - Civilian	20,226

576	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Year End Bonus	20,226
Cash Gift	2,940
Productivity Enhancement Incentive	2,940
Step Increment	607

Total Other Compensation Common to All	66,687

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	946
Lump-sum for filling of Positions - Civilian	24,689

Total Other Compensation for Specific Groups	25,635

Other Benefits
PAG-IBIG Contributions	707
PhilHealth Contributions	2,703
Employees Compensation Insurance Premiums	707
Loyalty Award - Civilian	65
Terminal Leave	4,231

Total Other Benefits	8,413

Non-Permanent Positions	2,924

Total Personnel Services	346,383

Maintenance and Other Operating Expenses
Travelling Expenses	3,525
Training and Scholarship Expenses	1,610
Supplies and Materials Expenses	6,570
Utility Expenses	9,150
Communication Expenses	990
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	280
General Services	3,955
Repairs and Maintenance	700
Taxes, Insurance Premiums and Other Fees	1,775
Labor and Wages	1,675
Other Maintenance and Operating Expenses
Printing and Publication Expenses	250
Representation Expenses	2,616
Membership Dues and Contributions to
Organizations	150
Subscription Expenses
Other Maintenance and Operating Expenses	465

Total Maintenance and Other Operating Expenses	33,843

Total Current Operating Expenditures	380,226

Capital Outlays
Property, Plant and Equipment Outlay
Building and Other Structures	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	390,226

APRIL 29, 2019	OFFICIAL GAZETTE	577
STATE UNIVERSITIES AND COLLEGES

L.3. LEYTE NORMAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	204,606,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	29,755,000	₱	21,055,000	₱		₱	50,810,000
Support to Operations		9,132,000		343,000				9,475,000
Operations		113,594,000		20,727,000		10,000,000		144,321,000

HIGHER EDUCATION PROGRAM		104,124,000		18,665,000		10,000,000		132,789,000
ADVANCED EDUCATION PROGRAM		2,722,000		892,000				3,614,000
RESEARCH PROGRAM		2,810,000		546,000				3,356,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,938,000		624,000				4,562,000

Sub-total, Operations		113,594,000		20,727,000		10,000,000		144,321,000

TOTAL NEW APPROPRIATIONS	₱	152,481,000	₱	42,125,000	₱	10,000,000	₱	204,606,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,528,000	₱	21,055,000	₱		₱	41,583,000
Administration of Personnel Benefits		9,227,000						9,227,000

Sub-total, General Administration and Support		29,755,000		21,055,000				50,810,000

Support to Operations
Auxiliary Services		9,132,000		343,000				9,475,000

Sub-total, Support to Operations		9,132,000		343,000				9,475,000

578	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		104,124,000		18,665,000		10,000,000		132,789,000

HIGHER EDUCATION PROGRAM		104,124,000		18,665,000		10,000,000		132,789,000

Provision of Higher Education Services		104,124,000		18,665,000				122,789,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Rehabilitation of Human Resource Development Center (HRDC) Building, LNU Main Campus, Tacloban City, Leyte						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		5,532,000		1,438,000				6,970,000

ADVANCED EDUCATION PROGRAM		2,722,000		892,000				3,614,000

Provision of Advanced Education Services		2,722,000		892,000				3,614,000
RESEARCH PROGRAM		2,810,000		546,000				3,356,000

Conduct of Research Services		2,810,000		546,000				3,356,000
Community engagement increased		3,938,000		624,000				4,562,000

TECHNICAL ADVISORY EXTENSION PROGRAM		3,938,000		624,000				4,562,000

Provision of Extension Services		3,938,000		624,000				4,562,000

Sub-total, Operations		113,594,000		20,727,000		10,000,000		144,321,000

TOTAL NEW APPROPRIATIONS	₱	152,481,000	₱	42,125,000	₱	10,000,000	₱	204,606,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	107,896

Total Permanent Positions	107,896

Other Compensation Common to All
Personnel Economic Relief Allowance	6,696

APRIL 29, 2019	OFFICIAL GAZETTE	579
STATE UNIVERSITIES AND COLLEGES

Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,674
Honoraria	2,841
Mid-Tear Bonus - Civilian	8, 991
Year End Bonus	8,991
Cash Gift	1,395
Productivity Enhancement Incentive	1,395
Step Increment	268

Total Other Compensation Common to All	32,611

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	393
Lump-sum far filling of Positions - Civilian	8,116

Total Other Compensation for Specific Groups	8,509

Other Benefits
PAG-IBIG Contributions	335
PhilHealth Contributions	1,268
Employees Compensation Insurance Premiums	335
Terminal Leave	1,111

Total Other Benefits	3,049

Non-Permanent Positions	416

Total Personnel Services	152,481

Maintenance and Other Operating Expenses
Travelling Expenses	1,410
Training and Scholarship Expenses	6,312
Supplies and Materials Expenses	6,820
Utility Expenses	9,865
Communication Expenses	1,056
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
General Services	6,898
Repairs and Maintenance	6,424
Taxes, Insurance Premiums and Other Fees	1,027
Labor and Wages	300
Other Maintenance and Operating Expenses
Representation Expenses	1,512
Other Maintenance and Operating Expenses	369

Total Maintenance and Other Operating Expenses	42,125

Total Current Operating Expenditures	194,606
Capital Outlays
Property, Plant and Equipment Outlay
Building and Other Structures	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	204,606

580	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

L.4. NAVAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	176,634,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	28,990,000	₱	6,060,000	₱		₱	35,050,000
Support to Operations				124,000				124,000
Operations		119,853,000		11,607,000		10,000,000		141,460,000

HIGHER EDUCATION PROGRAM		119,550,000		9,562,000		10,000,000		139,112,000
ADVANCED EDUCATION PROGRAM				47,000				47,000
RESEARCH PROGRAM		303,000		1,627,000				1,930,000
TECHNICAL ADVISORY EXTENSION PROGRAM				371,000				371,000

TOTAL NEW APPROPRIATIONS	₱	148,843,000	₱	17,791,000	₱	10,000,000	₱	176,634,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	14,215,000	₱	6,060,000	₱	₱	20,275,000
Administration of Personnel Benefits		14,775,000					14,775,000

Sub-total, General Administration and Support		28,990,000		6,060,000			35,050,000

Support to Operations
Auxiliary Services				124,000			124,000

Sub-total, Support to Operations				124,000			124,000

APRIL 29, 2019	OFFICIAL GAZETTE	581
STATE UNIVERSITIES AND COLLEGES

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		119,550,000		9,562,000		10,000,000		139,112,000

HIGHER EDUCATION PROGRAM		119,550,000		9,562,000		10,000,000		139,112,000

Provision of Higher Education Services		119,550,000		9,562,000				129,112,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Renovation and Repair of HSU Technology Building (Phase IV)						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		303,000		1,674,000				1,977,000

ADVANCED EDUCATION PROGRAM				47,000				47,000

Provision of Advanced Education Services				47,000				47,000
RESEARCH PROGRAM		303,000		1,627,000				1,930,000

Conduct of Research Services		303,000		1,627,000				1,930,000
Community engagement increased				371,000				371,000

TECHNICAL ADVISORY EXTENSION PROGRAM				371,000				371,000

Provision Of Extension Services				371,000				371,000

Sub-total, Operations		119,853,000		11,607,000		10,000,000		141,460,000

TOTAL NEW APPROPRIATIONS	₱	148,843,000	₱	17,791,000	₱	10,000,000	₱	176,634,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	101,781

Total Permanent Positions	101,781

Other Compensation Common to All
Personnel Economic Relief Allowance	7,032
Representation Allowance	60
Transportation Allowance	60
Clothing and Uniform Allowance	1,758

582	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Honoraria	548
Mid-Year Bonus - Civilian	8,481
Year End Bonus	8,481
Cash Gift	1,465
Productivity Enhancement Incentive	1,465
Step Increment	254

Total Other Compensation Common to All	29,604

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	120
Lump-sum for filling of Positions - Civilian	12,101

Total Other Compensation for Specific Groups	12,221

Other Benefits
PAG-IBIG Contributions	352
PhilHealth Contributions	1,255
Employees Compensation Insurance Premiums	352
Loyalty Award - Civilian	35
Terminal Leave	2,674

Total Other Benefits	4,668

Non-Permanent Positions	569

Total Personnel Services	148,843

Maintenance and Other Operating Expenses
Travelling Expenses	3,382
Training and Scholarship Expenses	1,447
Supplies and Materials Expenses	3,056
Utility Expenses	1,035
communication Expenses	348
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	1,861
General Services	640
Repairs and Maintenance	2,009
Taxes, Insurance Premiums and Other Fees	780
Other Maintenance and Operating Expenses
Advertising Expenses	20
Printing and Publication Expenses	125
Representation Expenses	1,026
Transportation and Delivery Expenses	192
Rent/Lease Expenses	30
Membership Does and Contributions to
Organizations	165
Subscription Expenses	96
Other Maintenance and Operating Expenses	1,399

Total Maintenance and Other Operating Expenses	17,791

Total Current Operating Expenditures	166,634

Capital Outlays
Property, Plant and Equipment Outlay
Building and Other Structures	10,000

APRIL 29, 2019	OFFICIAL GAZETTE	583
STATE UNIVERSITIES AND COLLEGES

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	176,634

L.5. NORTHWEST SAMAR STATE UNIVERSITY

For general administration and support, support to operations, and operations, including Locally-funded project(s), as indicated hereunder	₱	165,172,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	40,250,000	₱	3,869,000	₱		₱	44,119,000
Support to Operations				1,824,000				1,824,000
Operations		97,626,000		11,603,000		10,000,000		119,229,000

HIGHER EDUCATION PROGRAM		93,740,000		10,282,000		10,000,000		114,022,000
ADVANCED EDUCATION PROGRAM				193,000				193,000
RESEARCH PROGRAM				606,000				606,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,886,000		522,000				4,408,000

TOTAL NEW APPROPRIATIONS	₱	137,876,000	₱	17,296,000	₱	10,000,000	₱	165,172,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,808,000	₱	3,869,000	₱	₱	22,677,000
Administration of Personnel Benefits		21,442,000					21,442,000

Sub-total, General Administration and Support		40,250,000		3,869,000			44,119,000

584	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Support to Operations
Auxiliary Services				1,824,000				1,824,000

Sub-total, Support to Operations				1,824,000				1,824,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		93,740,000		10,282,000		10,000,000		114,022,000

HIGHER EDUCATION PROGRAM		93,740,000		10,282,000		10,000,000		114,022,000

Provision of Higher Education Services		93,740,000		10,282,000				104,022,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Improvement of Sports Facilities, NSSU Main Campus, Calbayog City						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation				799,000				799,000

ADVANCED EDUCATION PROGRAM				193,000				193,000

Provision of Advanced Education Services				193,000				193,000
RESEARCH PROGRAM				606,000				606,000

Conduct of Research Services				606,000				606,000
Community engagement increased		3,886,000		522,000				4,408,000

TECHNICAL ADVISORY EXTENSION PROGRAM		3,886,000		522,000				4,408,000

Provision of Extension Services		3,886,000		522,000				4,408,000

Sub-total, Operations		97,626,000		11,603,000		10,000,000		119,229,000

TOTAL NEW APPROPRIATIONS	₱	137,876,000	₱	17,296,000	₱	10,000,000	₱	165,172,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	86,541

Total Permanent Positions	86,541

APRIL 29, 2019	OFFICIAL GAZETTE	585
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	5,736
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	1,434
Honoraria	2,010
Mid-Year Bonus - Civilian	7,211
Year End Bonus	7,211
Cash Gift	1,195
Productivity Enhancement Incentive	1,195
Step Increment	217

Total Other Compensation Common to All	26,689

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	346
Lump-sum for filling of Positions - Civilian	21,442

Total Other Compensation for Specific Groups	21,788

Other Benefits
PAG-IBIG Contributions	287
PhilHealth Contributions	1,030
Employees Compensation Insurance Premiums	287
Loyalty Award - Civilian	155

Total Other Benefits	1,759

Non-Permanent Positions	1,099

Total Personnel Services	137,876

Maintenance and Other Operating Expenses
Travelling Expenses	1,882
Training and Scholarship Expenses	350
Supplies and Materials Expenses	4,279
Utility Expenses	4,524
Communication Expenses	470
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	122
Professional Services	795
General Services	1,822
Repairs and Maintenance	990
Financial Assistance/Subsidy	50
Taxes, Insurance Premiums and Other Fees	461
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	73
Representation Expenses	930
Transportation and Delivery Expenses	148
Rent/Lease Expenses	50
Membership Dues and Contributions to Organizations	250
Subscription Expenses	50

Total Maintenance and Other Operating Expenses	17,296

Total Current Operating Expenditures	155,172

Capital Outlays

586	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Property, Plant and Equipment Outlay Building and Other Structures	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	165,172

L.6. PALOMPON POLYTECHNIC STATE UNIVERSITY

(PALOMPON INSTITUTE OF TECHNOLOGY)

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	203,129,000

New Appropriations, by Program

	Current, Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	44,915,000	₱	5,970,000	₱		₱	50,885,000
Support to Operations		301,000		1,931,000				2,232,000
Operations		95,524,000		18,488,000		36,000,000		150,012,000

HIGHER EDUCATION PROGRAM		94,773,000		16,996,000		36,000,000		147,769,000
RESEARCH PROGRAM		751,000		1,073,000				1,824,000
TECHNICAL ADVISORY EXTENSION PROGRAM				419,000				419,000

TOTAL NEW APPROPRIATIONS	₱	140,740,000	₱	26,389,000	₱	36,000,000	₱	203,129,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	23,322,000	₱	5,970,000	₱	₱	29,292,000
Administration of Personnel Benefits		21,593,000					21,593,000

Sub-total, General Administration and Support		44,915,000		5,970,000			50,885,000

APRIL 29, 2019	OFFICIAL GAZETTE	587
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		301,000		1,931,000				2,232,000

Sub-total, Support to Operations		301,000		1,931,000				2,232,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		94,773,000		16,996,000		36,000,000		147,769,000

HIGHER EDUCATION PROGRAM		94,773,000		16,996,000		36,000,000		147,769,000

Provision of Higher Education Services		94,773,000		16,996,000				111,769,000
Project(s)
Locally-Funded Project(s)						36,000,000		36,000,000

Completion on the Reconstruction of the Old Guest House/Alumni Building						15,000,000		15,000,000
Completion of the Maritime Vessel Training Center						11,000,000		11,000,000
Completion on the Reconstruction of the Old Guest House/Alumni Building						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		751,000		1,073,000				1,824,000

RESEARCH PROGRAM		751,000		1,073,000				1,824,000

Conduct of Research Services		751,000		1,073,000				1,824,000
Community engagement increased				419,000				419,000

TECHNICAL ADVISORY EXTENSION PROGRAM				419,000				419,000

Provision of Extension Services				419,000				419,000

Sub-total, Operations		95,524,000		18,488,000		36,000,000		150,012,000

TOTAL NEW APPROPRIATIONS	₱	140,740,000	₱	26,389,000	₱	36,000,000	₱	203,129,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	90,365

Total Permanent Positions	90,365

588	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Compensation Common to All
Personnel Economic Relief Allowance	5,736
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	1,434
Honoraria	800
Mid-Year Bonus - Civilian	7,530
Year End Bonus	7,530
Cash Gift	1,195
Productivity Enhancement Incentive	1,195
Step Increment	225

Total Other Compensation Common to All	26,125

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	136
Lump-sum for filling of Positions - Civilian	17,026

Total Other Compensation for Specific Groups	17,162

Other Benefits
PAG-IBIG Contributions	286
PhilHealth Contributions	1,044
Employees Compensation Insurance Premiums	286
Terminal Leave	4,567

Total Other Benefits	6,183

Non-Permanent Positions	905

Total Personnel Services	140,740

Maintenance and Other Operating Expenses
Travelling Expenses	1,600
Training and Scholarship Expenses	670
Supplies and Materials Expenses	7,142
Utility Expenses	5,160
Communication Expenses	827
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	122
Professional Services	540
General Services	3,133
Repairs and Maintenance	3,582
Taxes, Insurance Premiums and Other Fees	1,804
Other Maintenance and Operating Expenses
Other Maintenance and Operating Expenses
Membership Dues and Contributions to
Organization	200
Other Maintenance and Operating Expenses	1,609

Total Maintenance and Other Operating Expenses	26,389

Total Current Operating Expenditures	167,129

Capital Outlays
Property, Plant and Equipment Outlay

APRIL 29, 2019	OFFICIAL GAZETTE	589
STATE UNIVERSITIES AND COLLEGES

Buildings and Other Structures	36,000

Total Capital Outlays	36,000

TOTAL NEW APPROPRIATIONS	203,129

L.7. SAMAR STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	239,282,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	40,064,000	₱	5,490,000	₱		₱	45,554,000
Support to Operations		4,179,000		529,000				4,708,000
Operations		150,815,000		28,205,000		10,000,000		189,020,000

HIGHER EDUCATION PROGRAM		147,135,000		21,361,000		10,000,000		178,496,000
ADVANCED EDUCATION PROGRAM		3,680,000		770,000				4,450,000
RESEARCH PROGRAM				5,814,000				5,814,000
TECHNICAL ADVISORY EXTENSION PROGRAM				260,000				260,000

TOTAL NEW APPROPRIATIONS	₱	195,058,000	₱	34,224,000	₱	10,000,000	₱	239,282,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	30,362,000	₱	5,490,000	₱	₱	35,852,000
Administration of Personnel Benefits		9,702,000					9,702,000

Sub-total, General Administration and Support		40,064,000		5,490,000			45,554,000

590	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Support to Operations
Auxiliary Services		4,179,000		529,000				4,708,000

Sob-total, Support to Operations		4,179,000		529,000				4,708,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		147,135,000		21,361,000		10,000,000		178,496,000

HIGHER EDUCATION PROGRAM		147,135,000		21,361,000		10,000,000		178,496,000

Provision of Higher Education Services		147,135,000		21,361,000				168,496,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Completion of College of Arts and Sciences (CAS) Building, SSU Main Campus, Catbalogan, Samar						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		3,680,000		6,584,000				10,264,000

ADVANCED EDUCATION PROGRAM		3,680,000		770,000				4,450,000

Provision of Advanced Education Services		3,680,000		770,000				4,450,000
RESEARCH PROGRAM				5,814,000				5,814,000

Conduct of Research Services				5,814,000				5,814,000
Community engagement increased				260,000				260,000

TECHNICAL ADVISORY EXTENSION PROGRAM				260,000				260,000

Provision of Extension Services				260,000				260,000

Sub-total, Operations		150,815,000		28,205,000		10,000,000		189,020,000

TOTAL NEW APPROPRIATIONS	₱	195,058,000	₱	34,224,000	₱	10,000,000	₱	239,282,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	138,626

APRIL 29, 2019	OFFICIAL GAZETTE	591
STATE UNIVERSITIES AND COLLEGES

Total Permanent Positions	138,626

Other Compensation Cammon to All
Personnel Economic Relief Allowance	9,600
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,400
Honoraria	1,990
Mid-Year Bonus - Civilian	11,552
Year End Bonus	11,552
Cash Gift	2,000
Productivity Enhancement Incentive	2,000
Step Increment	346

Total Other Compensation Common to All	41,920

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	742
Lump-sum for filling of Positions - Civilian	9,177

Total Other Compensation for Specific Groups	9,919

Other Benefits
PAG-IBIG Contributions	480
PhilHealth Contributions	1,670
Employees Compensation insurance Premiums	480
Terminal Leave	525

Total Other Benefits	3,155

Non-Permanent Positions	1,438

Total Personnel Services	195,058

Maintenance and Other Operating Expenses
Travelling Expenses	1,985
Training and Scholarship Expenses	8,155
Supplies and Materials Expenses	7,046
Utility Expenses	3,314
Communication Expenses	584
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	162
Professional Services	1,217
General Services	923
Repairs and Maintenance	5,020
Taxes, Insurance Premiums and Other Fees	735
Labor and Wages	235
Other Maintenance and Operating Expenses
Advertising Expenses	284
Printing and Publication Expenses	380
Representation Expenses	1,253
Transportation and Delivery Expenses	1,089
Rent/Lease Expenses	339
Membership Does and Contributions to
Organizations	786
Subscription Expenses	500
Other Maintenance and Operating Expenses	217

592	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Total Maintenance and Other Operating Expenses	34,224

Total Current Operating Expenditures	229,282

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	239,282

L.8. SOUTHERN LEYTE STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	291,202,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	46,971,000	₱	10,616,000	₱		₱	57,587,000
Support to Operations				959,000				959,000
Operations		180,728,000		41,928,000		10,000,000		232,656,000

HIGHER EDUCATION PROGRAM		180,430,000		30,411,000		10,000,000		220,841,000
ADVANCED EDUCATION PROGRAM				540,000				540,000
RESEARCH PROGRAM		298,000		8,551,000				8,849,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,426,000				2,426,000

TOTAL NEW APPROPRIATIONS	₱	227,699,000	₱	53,503,000	₱	10,000,000	₱	291,202,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support

APRIL 29, 2019	OFFICIAL GAZETTE	593
STATE UNIVERSITIES AND COLLEGES

General Management and Supervision	₱	33,070,000	₱	10,616,000	₱		₱	43,686,000
Administration of Personnel Benefits		13,901,000						13,901,000

Sub-total, General Administration and Support		46,971,000		10,616,000				57,587,000

Support to Operations
Auxiliary Services				959,000				959,000

Sub-total, Support to Operations				959,000				959,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		180,430,000		30,411,000		10,000,000		220,841,000

HIGHER EDUCATION PROGRAM		180,430,000		30,411,000		10,000,000		220,841,000

Provision of Higher Education Services		180,430,000		30,411,000				210,841,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Completion of University Library in Sagad Campus						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		298,000		9,091,000				9,389,000

ADVANCED EDUCATION PROGRAM				540,000				540,000

Provision of Advanced Education Services				540,000				540,000
RESEARCH PROGRAM		298,000		8,551,000				8,849,000

Conduct of Research Services		298,000		8,551,000				8,849,000
Community engagement increased				2,426,000				2,426,000

TECHNICAL ADVISORY EXTENSION PROGRAM				2,426,000				2,426,000

Provision of Extension Services				2,426,000				2,426,000

Sub-total, Operations		180,728,000		41,928,000		10,000,000		232,656,000

TOTAL NEW APPROPRIATIONS	₱	227,699,000	₱	53,503,000	₱	10,000,000	₱	291,202,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services

594	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Civilian Personnel
Permanent Positions
Basic Salary	162,741

Total Permanent Positions	162,741

Other Compensation Common to All
Personnel Economic Relief Allowance	10,824
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	2,706
Honoraria	421
Mid-Year Bonus - Civilian	13,561
Year End Bonus	13,561
Cash Gift	2,255
Productivity Enhancement Incentive	2,255
Step Increment	408

Total Other Compensation Common to All	46,327

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	346
Lump-sum for filling of Positions - Civilian	13,000

Total Other Compensation for Specific Groups	13,346

Other Benefits
PAG-IBIG Contributions	541
PhilHealth Contributions	1,954
Employees Compensation Insurance Premiums	541
Terminal Leave	901

Total Other Benefits	3,937

Non-Permanent Positions	1,348

Total Personnel Services	227,699

Maintenance and Other Operating Expenses
Travelling Expenses	4,365
Training and Scholarship Expenses	2,502
Supplies and Materials Expenses	9,032
Utility Expenses	10,917
Communication Expenses	1,122
Awards/Rewards and Prizes	417
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	122
Professional Services	6,662
General Services	5,024
Repairs and Maintenance	7,015
Taxes, Insurance Premiums and Other Fees	1,501
Labor and Wages	1,001
Other Maintenance and Operating Expenses
Advertising Expenses	105
Printing and Publication Expenses	520

APRIL 29, 2019	OFFICIAL GAZETTE	595
STATE UNIVERSITIES AND COLLEGES

Representation Expenses	1,449
Transportation and Delivery Expenses	139
Rent/Lease Expenses	134
Membership Dues and Contributions to
Organizations	516
Other Maintenance and Operating Expenses	960

Total Maintenance and Other Operating Expenses	53,503

Total Current Operating Expenditures	281,202

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	291,202

L.9. UNIVERSITY OF EASTERN PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	592,916,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	98,202,000	₱	14,381,000	₱		₱	112,583,000
Support to Operations		7,607,000		2,903,000				10,510,000
Operations		282,545,000		40,278,000		147,000,000		469,823,000

HIGHER EDUCATION PROGRAM		261,706,000		32,947,000		147,000,000		441,653,000
ADVANCED EDUCATION PROGRAM		5,377,000		90,000				5,467,000
RESEARCH PROGRAM		9,622,000		4,576,000				14,198,000
TECHNICAL ADVISORY EXTENSION PROGRAM		5,840,000		2,665,000				8,505,000

TOTAL NEW APPROPRIATIONS	₱	388,354,000	₱	57,562,000	₱	147,000,000	₱	592,916,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

596	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS
General Administration and Support
General Management and Supervision	₱	61,082,000	₱	14,381,000	₱		₱	75,463,000
Administration of Personnel Benefits		37,120,000						37,120,000

Sub-total, General Administration and Support		98,202,000		14,381,000				112,583,000

Support to Operations
Auxiliary Services		7,607,000		2,903,000				10,510,000

Sub-total, Support to Operations		7,607,000		2,903,000				10,510,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		261,706,000		32,947,000		147,000,000		441,653,000

HIGHER EDUCATION PROGRAM		261,706,000		32,947,000		147,000,000		441,653,000

Provision of Higher Education Services		261,706,000		32,947,000				294,653,000
Project(s)
Locally-Funded Project(s)						147,000,000		147,000,000

Completion of College of Law Extension Building						8,000,000		8,000,000
Completion of Research and Extension Building						9,000,000		9,000,000
Completion of University Academic Building (Phase IV), UEP Main Campus						10,000,000		10,000,000
Construction of Multi-Purpose Centennial Hall						20,000,000		20,000,000
Construction of Academic Building, Phase IV						100,000,000		100,000,000
Higher education research improved to promote economic productivity and innovation		14,999,000		4,666,000				19,665,000

ADVANCED EDUCATION PROGRAM		5,377,000		90,000				5,467,000

Provision of Advanced Education Services		5,377,000		90,000				5,467,000
RESEARCH PROGRAM		9,622,000		4,576,000				14,198,000

Conduct of Research Services		9,622,000		4,576,000				14,198,000
Community engagement increased		5,840,000		2,665,000				8,505,000

APRIL 29, 2019	OFFICIAL GAZETTE	597
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM		5,840,000		2,665,000				8,505,000

Provision of Extension Services		5,840,000		2,665,000				8,505,000

Sub-total, Operations		282,545,000		40,278,000		147,000,000		469,823,000

TOTAL NEW APPROPRIATIONS	₱	388,354,000	₱	57,562,000	₱	147,000,000	₱	592,916,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	266,200

Total Permanent Positions	266,200

Other Compensation Common to All
Personnel Economic Relief Allowance	15,312
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	3,828
Honoraria	3,225
Mid-Year Bonus - Civilian	22,183
Year End Bonus	22,183
Cash Gift	3,190
Productivity Enhancement Incentive	3,190
Step Increment	666

Total Other Compensation Common to All	74,137

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	426
Lump-Sum for filling of Positions - Civilian	23,605
Anniversary Bonus - Civilian	2,133

Total Other Compensation for Specific Groups	26,164

Other Benefits
PAG-IBIG Contributions	765
PhilHealth Contributions	2,934
Employees Compensation Insurance Premiums	765
Terminal Leave	13,515

Total Other Benefits	17,979

Non-Permanent Positions	3,874

Total Personnel Services	388,354

Maintenance and Other Operating Expenses

598	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Travelling Expenses	2,778
Training and Scholarship Expenses	1,341
Supplies and Materials Expenses	10,811
Utility Expenses	4,800
Communication Expenses	1,222
Awards/Rewards and Prizes	231
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	297
Professional Services	327
General Services	6,852
Repairs and Maintenance	10,141
Taxes, Insurance Premiums and Other Fees	830
Labor and Wages	2,942
Other Maintenance and Operating Expenses
Advertising Expenses	640
Printing and Publication Expenses	433
Representation Expenses	2,329
Transportation and Delivery Expenses	308
Rent/Lease Expenses	165
Membership Does and Contributions to
Organizations	1,115
Other Maintenance and Operating Expenses	10,000

Total Maintenance and Other Operating Expenses	57,562

Total Current Operating Expenditures	445,916

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	147,000

Total Capital Outlays	147,000

TOTAL NEW APPROPRIATIONS	592,916

L.10. VISAYAS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	742,982,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	132,478,000	₱	27,413,000	₱		₱	159,891,000
Support to Operations		19,638,000		1,717,000		42,800,000		64,155,000
Operations		400,523,000		116,096,000		2,317,000		518,936,000

HIGHER EDUCATION PROGRAM		330,254,000		68,491,000				398,745,000

APRIL 29, 2019	OFFICIAL GAZETTE	599
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM		10,537,000		2,251,000				12,788,000
RESEARCH PROGRAM		51,506,000		35,488,000		2,317,000		89,311,000
TECHNICAL ADVISORY EXTENSION PROGRAM		8,226,000		9,866,000				18,092,000

TOTAL NEW APPROPRIATIONS	₱	552,639,000	₱	145,226,000	₱	45,117,000	₱	742,982,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	77,320,000	₱	27,413,000	₱		₱	104,733,000
Administration of Personnel Benefits		55,158,000						55,158,000

Sub-total, General Administration and Support		132,478,000		27,413,000				159,891,000

Support to Operations
Auxiliary Services		19,638,000		1,717,000		12,800,000		34,155,000

Project(s)
Locally-Funded Project(s)						30,000,000		30,000,000

VSU Human Resources Management
Information System Development (Phase I)						30,000,000		30,000,000

Sub-total, Support to Operations		19,638,000		1,717,000		42,800,000		64,155,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		330,254,000		68,491,000				398,745,000

HIGHER EDUCATION PROGRAM		330,254,000		68,491,000				398,745,000

Provision of Higher Education Services		330,254,000		68,491,000				398,745,000
Higher education research improved to Promote economic productivity and innovation		62,043,000		37,739,000		2,317,000		102,099,000

ADVANCED EDUCATION PROGRAM		10,537,000		2,251,000				12,788,000

Provision of Advanced Education Services		10,537,000		2,251,000				12,788,000
RESEARCH PROGRAM		51,506,000		35,488,000		2,317,000		89,311,000

600	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Conduct of Research Services		51,506,000		35,488,000		2,317,000		89,311,000
Community engagement increased		8,226,000		9,866,000				18,092,000

TECHNICAL ADVISORY EXTENSION PROGRAM		8,226,000		9,866,000				18,092,000

Provision of Extension Services		8,226,000		9,866,000				18,092,000

Sub-total, Operations		400,523,000		116,096,000		2,317,000		518,936,000

TOTAL NEW APPROPRIATIONS	₱	552,639,000	₱	145,226,000	₱	45,117,000	₱	742,982,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	363,477

Total Permanent Positions	363,477

Other Compensation Common to All
Personnel Economic Relief Allowance	22,536
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	5,634
Honoraria	2,629
Mid-Year Bonus - Civilian	30,290
Year End Bonus	30,290
Cash Gift	4,695
Productivity Enhancement Incentive	4,695
Step Increment	909

Total Other Compensation Common to All	102,182

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,454
Night Shift Differential Pay	688
Lump-sum for filling of Positions - Civilian	28,290

Total Other Compensation for Specific Groups	30,432

Other Benefits
PAG-IBIG Contributions	1,127
PhilHealth Contributions	3,816
Employees Compensation Insurance Premiums	1,127
Retirement Gratuity	19,941
Terminal Leave	6,927

Total Other Benefits	32,938

APRIL 29, 2019	OFFICIAL GAZETTE	601
STATE UNIVERSITIES AND COLLEGES

Non-Permanent Positions	23,610

Total Personnel Services	552,639

Maintenance and Other Operating Expenses
Travelling Expenses	6,864
Training and Scholarship Expenses	29,427
Supplies and Materials Expenses	24,069
Utility Expenses	26,408
Communication Expenses	4,627
Awards/Rewards and Prizes	724
Survey, Research, Exploration and
Development Expenses	450
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	400
Professional Services	2,142
General Services	19,000
Repairs and Maintenance	15,280
Taxes, Insurance Premium and Other Fees	2,936
Labor and Wages	4,953
Other Maintenance and Operating Expenses
Advertising Expenses	23
Printing and Publication Expenses	800
Representation Expenses	4,662
Rent/Lease Expenses	306
Membership Dues and Contributions to
Organizations	1,142
Subscription Expenses	1,013

Total Maintenance and Other Operating Expenses	145,226

Total Current Operating Expenditures	697,865

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	18,967
Transportation Equipment Outlay	12,800
Intangible Assets Outlay	13,350

Total Capital Outlays	45,117

TOTAL NEW APPROPRIATIONS	742,982

602	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

M. REGION IX – ZAMBOANGA PENINSULA

M.1. J. H. CERILLES STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder							₱	205,273,000

New Appropriations, by Program
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	54,996,000	₱	13,569,000	₱		₱	68,565,000
Operations		103,903,000		11,805,000		21,000,000		136,708,000

HIGHER EDUCATION PROGRAM		103,203,000		8,294,000		21,000,000		132,497,000
RESEARCH PROGRAM		300,000		2,584,000				2,884,000
TECHNICAL ADVISORY EXTENSION PROGRAM		400,000		927,000				1,327,000

TOTAL NEW APPROPRIATIONS	₱	158,899,000	₱	25,374,000	₱	21,000,000	₱	205,273,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	27,432,000	₱	13,569,000	₱		₱	41,001,000
Administration of Personnel Benefits		27,564,000						27,564,000

Sub-total, General Administration and Support		54,996,000		13,569,000				68,565,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		103,203,000		8,294,000		21,000,000		132,497,000

HIGHER EDUCATION PROGRAM		103,203,000		8,294,000		21,000,000		132,497,000

Provision of Higher Education Services		103,203,000		8,294,000				111,497,000

APRIL 29, 2019	OFFICIAL GAZETTE	603
STATE UNIVERSITIES AND COLLEGES

Project(s)
Locally-Funded Project(s)						21,000,000		21,000,000

Renovation/Improvement/Upgrading of Academic Building (IT) with complete furniture and fixtures in Pagadian Campus						5,000,000		5,000,000
Improvement/Upgrading of the Multi-Purpose Building at the Main Campus						6,000,000		6,000,000
Construction of Three-Storey Student Center Building, Main Campus						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		300,000		2,584,000				2,884,000

RESEARCH PROGRAM		300,000		2,584,000				2,884,000

Conduct of Research Services		300,000		2,584,000				2,884,000
Community engagement increased		400,000		927,000				1,327,000

TECHNICAL ADVISORY EXTENSION PROGRAM		400,000		927,000				1,327,000

Provision of Extension Services		400,000		927,000				1,327,000

Sub-total, Operations		103,903,000		11,805,000		21,000,000		136,708,000

TOTAL NEW APPROPRIATIONS	₱	158,899,000	₱	25,374,000	₱	21,000,000	₱	205,273,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	96,292

Total Permanent Positions	96,292

Other Compensation Common to All
Personnel Economic Relief Allowance	6,648
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	1,662
Honoraria	2,921
Mid-Year Bonus – Civilian	8,025
Year End Bonus	8,025

604	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Cash Gift	1,385
Productivity Enhancement Incentive	1,385
Step Increment	240

Total Other Compensation Common to All	30,495

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	26
Lump-sum for filling of positions - Civilian	27,564

Total Other Compensation for Specific Groups	27,590

Other Benefits
PAG-IBIG Contributions	333
PhilHealth Contributions	1,168
Employees Compensation Insurance Premiums	333
Loyalty Award - Civilian	175

Total Other Benefits	2,009

Non-Permanent Positions	2,513

Total Personnel Services	158,899

Maintenance and Other Operating Expenses
Travelling Expenses	2,124
Training and Scholarship Expenses	1,226
Supplies and Materials Expenses	5,135
Utility Expenses	3,775
Communication Expenses	2,353
Awards/Rewards and Prizes	30
Survey, Research, Exploration and Development Expenses	200
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	113
Professional Services	1,510
General Services	3,500
Repairs and Maintenance	1,150
Taxes, Insurance Premiums and Other Fees	260
Other Maintenance and Operating Expenses
Advertising Expenses	170
Printing and Publication Expenses	111
Representation Expenses	1,566
Transportation and Delivery Expenses	21
Rent/Lease Expenses	1,060
Membership Dues and Contributions to Organizations	70
Other Maintenance and Operating Expenses	1,000

Total Maintenance and Other Operating Expenses	25,374

Total Current Operating Expenditures	184,273

APRIL 29, 2019	OFFICIAL GAZETTE	605
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures								21,000

Total Capital Outlays								21,000

TOTAL NEW APPROPRIATIONS								205,273

M.2. JOSE RIZAL MEMORIAL STATE UNIVERSITY
For general administration and support, and operations, including locally-funded project(s), as indicated hereunder							₱	366,639,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	65,863,000	₱	9,908,000	₱		₱	75,771,000
Operations		222,323,000		24,960,000		43,585,000		290,868,000

HIGHER EDUCATION PROGRAM		222,323,000		18,569,000		43,585,000		284,477,000
RESEARCH PROGRAM				4,053,000				4,053,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,338,000				2,338,000

TOTAL NEW APPROPRIATIONS	₱	288,186,000	₱	34,868,000	₱	43,585,000	₱	366,639,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	47,015,000	₱	9,908,000	₱		₱	56,923,000
Administration of Personnel Benefits		18,848,000						18,848,000

Sub-total, General Administration and Support		65,863,000		9,908,000				75,771,000

606	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		222,323,000		18,569,000		43,585,000		284,477,000

HIGHER EDUCATION PROGRAM		222,323,000		18,569,000		43,585,000		284,477,000

Provision of Higher Education Services		222,323,000		18,569,000				240,892,000
Project(s)
Locally-Funded Project(s)						43,585,000		43,585,000

Upgrade/Rehabilitation/Construction of Two-Storey Learning Commons Library Building and Facilities in Main Campus						38,585,000		38,585,000
Construction of Digital Hub Building, Main Campus						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation				4,053,000				4,053,000

RESEARCH PROGRAM				4,053,000				4,053,000

Conduct of Research Services				4,053,000				4,053,000
Community engagement increased				2,338,000				2,338,000

TECHNICAL ADVISORY EXTENSION PROGRAM				2,338,000				2,338,000

Provision of Extension Services				2,338,000				2,338,000

Sub-total, Operations		222,323,000		24,960,000		43,585,000		290,868,000

TOTAL NEW APPROPRIATIONS	₱	288,186,000	₱	34,868,000	₱	43,585,000	₱	366,639,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	205,689

Total Permanent Positions	205,689

Other Compensation Common to All
Personnel Economic Relief Allowance	12,036
Representation Allowance	330
Transportation Allowance	330
Clothing and Uniform Allowance	3,012

APRIL 29, 2019	OFFICIAL GAZETTE	607
STATE UNIVERSITIES AND COLLEGES

Honoraria	535
Mid-Year Bonus - Civilian	17,141
Year End Bonus	17,141
Cash Gift	2,510
Productivity Enhancement Incentive	2,510
Step Increment	514

Total Other Compensation Common to All	56,059

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	47
Lump-sum for filling of Positions - Civilian	17,563

Total Other Compensation for Specific Groups	17,610

Other Benefits
PAG-IBIG Contributions	603
PhilHealth Contributions	2,202
Employees Compensation Insurance Premiums	603
Loyalty Award-Civilian	250
Terminal Leave	1,285

Total Other Benefits	4,943

Non-Permanent Positions	3,885

Total Personnel Services	288,186

Maintenance and Other Operating Expenses
Travelling Expenses	2,629
Training and Scholarship Expenses	2,771
Supplies and Materials Expenses	8,799
Utility Expenses	6,008
Communication Expenses	782
Awards/Rewards and Prizes	939
Survey, Research, Exploration and Development Expenses	2,174
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	109
Professional Services	1,226
General Services	4,829
Repairs and Maintenance	1,738
Taxes, Insurances Premiums and Other Fees	717
Labor and Wages	428
Other Maintenance and Operating Expenses
Advertising Expenses	6
Printing and Publication Expenses	102
Representation Expenses	576
Transportation and Delivery Expenses	7
Rent/Lease Expenses	2
Membership Dues and Contributions to Organizations	19
Subscription Expenses	2
Other Maintenance and Operating Expenses	1,005

Total Maintenance and Other Operating Expenses	34,868

608	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Total Current Operating Expenditures	323,054

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	21,810
Machinery and Equipment Outlay	16,066
Furniture, Fixtures and Books Outlay	5,709

Total Capital Outlays	43,585

TOTAL NEW APPROPRIATIONS	366,639

M.3. WESTERN MINDANAO STATE UNIVERSITY

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	₱	612,141,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	185,058,000	₱	56,399,000	₱		₱	241,457,000
Support to Operations		1,892,000		30,000				1,922,000
Operations		322,911,000		35,851,000		10,000,000		368,762,000

HIGHER EDUCATION PROGRAM		314,683,000		27,902,000		10,000,000		352,585,000
RESEARCH PROGRAM		5,624,000		5,419,000				11,043,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,604,000		2,530,000				5,134,000

TOTAL NEW APPROPRIATIONS	₱	509,861,000	₱	92,280,000	₱	10,000,000	₱	612,141,000

New Appropriations, By Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱50,964,000		₱56,399,000	₱		₱	107,363,000

APRIL 29, 2019	OFFICIAL GAZETTE	609
STATE UNIVERSITIES AND COLLEGES

Administration of Personnel Benefits		134,094,000						134,094,000

Sub-total, General Administration and Support		185,058,000		56,399,000				241,457,000

Support to Operations
Auxiliary Services		1,892,000		30,000				1,922,000

Sub-total, Support to Operations		1,892,000		30,000				1,922,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		314,683,000		27,902,000		10,000,000		352,585,000

HIGHER EDUCATION PROGRAM		314,683,000		27,902,000		10,000,000		352,585,000

Provision of Higher Education Services		314,683,000		27,902,000				342,585,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Construction of College of Medicine Building, Main Campus						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		5,624,000		5,419,000				11,043,000

RESEARCH PROGRAM		5,624,000		5,419,000				11,043,000

Conduct of Research Services		5,624,000		5,419,000				11,043,000
Community engagement increased		2,604,000		2,530,000				5,134,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,604,000		2,530,000				5,134,000

Provision of Extension Services		2,604,000		2,530,000				5,134,000

Sub-total, Operations		322,911,000		35,851,000		10,000,000		368,762,000

TOTAL NEW APPROPRIATIONS	₱	509,861,000	₱	92,280,000	₱	10,000,000	₱	612,141,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								286,122

Total Permanent Positions								286,122

610	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Compensation Common to All
Personnel Economic Relief Allowance	15,528
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	3,882
Honoraria	4,726
Mid-Year Bonus - Civilian	23,844
Year End Bonus	23,844
Cash Gift	3,235
Productivity Enhancement Incentive	3,235
Step Increment	716

Total Other Compensation Common to All	79,490

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	49
Lump-sum for filling of Positions - Civilian	120,780

Total Other Compensation for Specific Groups	120,829

Other Benefits
PAG-IDIG Contributions	777
PhilHealth Contributions	3,090
Employees Compensation Insurance Premiums	777
Retirement Gratuity	6,669
Loyalty Award - Civilian	640
Terminal Leave	6,645

Total Other Benefits	18,598

Non-Permanent Positions	4,822

Total Personnel Services	509,861

Maintenance and Other Operating Expenses
Travelling Expenses	5,764
Training and Scholarship Expenses	9,316
Supplies and Materials Expenses	7,543
Utility Expenses	18,591
Communication Expenses	2,855
Survey, Research, Exploration and Development Expenses	63
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	122
Professional Services	14,706
General Services	14,371
Repairs and Maintenance	276
Financial Assistance/Subsidy	1,172
Taxes, Insurance Premiums and Other Fees	13,076
Labor and Mages	1,389
Other Maintenance and Operating Expenses
Advertising Expenses	620
Printing and Publication Expenses	653
Representation Expenses	1,134
Transportation and Delivery Expenses	45

APRIL 29, 2019	OFFICIAL GAZETTE	611
STATE UNIVERSITIES AND COLLEGES

Membership Dues and Contributions to Organizations	420
Subscription Expenses	164

Total Maintenance and Other Operating Expenses	92,280

Total Current Operating Expenditures	602,141

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	612,141

M.4. ZAMBOANGA CITY STATE POLYTECHNIC COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	178,226,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	30,797,000	₱	39,399,000	₱		₱	70,196,000
Operations		93,676,000		4,354,000		10,000,000		108,030,000

HIGHER EDUCATION PROGRAM		93,080,000		3,821,000		10,000,000		106,901,000
RESEARCH PROGRAM		596,000		364,000				960,000
TECHNICAL ADVISORY EXTENSION PROGRAM				169,000				169,000

TOTAL NEW APPROPRIATIONS	₱	124,473,000	₱	43,753,000	₱	10,000,000	₱	178,226,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support

612	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

General Management and Supervision	₱	20,880,000	₱	39,399,000	₱		₱	60,279,000
Administration of Personnel Benefits		9,917,000						9,917,000

Sub-total, General Administration and Support		30,797,000		39,399,000				70,196,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		93,080,000		3,821,000		10,000,000		106,901,000

HIGHER EDUCATION PROGRAM		93,080,000		3,821,000		10,000,000		106,901,000

Provision of Higher Education Services		93,080,000		3,821,000				96,901,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Procurement of Innovation Hub, Fabrication Lab, Robotics, Mechatronics and Instrumentation Engineering Equipment						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		596,000		364,000				960,000

RESEARCH PROGRAM		596,000		364,000				960,000

Conduct of various research activities		596,000		364,000				960,000
Community engagement increased				169,000				169,000

TECHNICAL ADVISORY EXTENSION PROGRAM				169,000				169,000

Conduct of short skills training programs in the barangays and other agencies				169,000				169,000

Sub-total, Operations		93,676,000		4,354,000		10,000,000		108,030,000

TOTAL NEW APPROPRIATIONS	₱	124,473,000	₱	43,753,000	₱	10,000,000	₱	178,226,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								84,925

Total Permanent Positions								84,925

APRIL 29, 2019	OFFICIAL GAZETTE	613
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	4,536
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	1,134
Honoraria	4,521
Mid-Year Bonus - Civilian	7,077
Year End Bonus	7,077
Cash Gift	945
Step Increment	945
Productivity Enhancement Incentive	212

Total Other Compensation Common to All	26,663

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	61
Lump-sum for filling of Positions - Civilian	9,666

Total Other Compensation for Specific Groups	9,727

Other Benefits
PAG-IBIG Contributions	227
PhilHealth Contributions	928
Employees Compensation Insurance Premiums	227
Loyalty Award - Civilian	145
Terminal Leave	251

Total Other Benefits	1,778

Non-Permanent Positions	1,380

Total Personnel Services	124,473

Maintenance and Other Operating Expenses
Travelling Expenses	2,860
Training and Scholarship Expenses	2,193
Supplies and Materials Expenses	4,703
Utility Expenses	10,996
Communication Expenses	1,572
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	1,299
General Services	11,975
Repairs and Maintenance	2,420
Taxes, Insurance Premiums and Other Fees	1,128
Labor and Wages	3,500
Other Maintenance and Operating Expenses
Representation Expenses	921
Transportation and Delivery Expenses	8
Membership Dues and Contributions to Organizations	60

Total Maintenance and Other Operating Expenses	43,753

Total Current Operating Expenditures	168,226

614	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	178,226

M.5. ZAMBOANGA STATE COLLEGE OF MARINE SCIENCES AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	153,775,000

New Appropriations, by Program
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	49,367,000	₱	8,513,000	₱		₱	57,880,000
Operations		76,128,000		9,767,000		10,000,000		95,895,000

HIGHER EDUCATION PROGRAM		76,128,000		7,819,000		10,000,000		93,947,000
RESEARCH PROGRAM				1,060,000				1,060,000
TECHNICAL ADVISORY EXTENSION PROGRAM				888,000				888,000

TOTAL NEW APPROPRIATIONS	₱	125,495,000	₱	18,280,000	₱	10,000,000	₱	153,775,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	36,804,000	₱	8,513,000			₱	45,317,000
Administration of Personnel Benefits		12,563,000						12,563,000

Sub-total, General Administration and Support		49,367,000		8,513,000				57,880,000

Operations
Relevant and quality tertiary educations ensured to achieve inclusive growth and access of deserving but poor students

APRIL 29, 2019	OFFICIAL GAZETTE	615
STATE UNIVERSITIES AND COLLEGES

to quality tertiary education increased		76,128,000		7,819,000		10,000,000		93,947,000

HIGHER EDUCATION PROGRAM		76,128,000		7,819,000		10,000,000		93,947,000

Provision of Higher Education Services		76,128,000		7,819,000				83,947,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Procurement of Training Equipment for the Completed Three (3) Storey Building of the ZSCMST Regional Maritime Training Center for Basic Training						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation				1,060,000				1,060,000

RESEARCH PROGRAM				1,060,000				1,060,000

Conduct of Research Services				1,060,000				1,060,000
Community engagement increased				888,000				888,000

TECHNICAL ADVISORY EXTENSION PROGRAM				888,000				888,000

Provision of Extension Services				888,000				888,000

Sub-total, Operations		76,128,000		9,767,000		10,000,000		95,895,000

TOTAL NEW APPROPRIATIONS	₱	125,495,000	₱	18,280,000	₱	10,000,000	₱	153,775,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								83,635

Total Permanent Positions								83,635

Other Compensation Common to All
Personnel Economic Relief Allowance								5,712
Representation Allowance								168
Transportation Allowance								168
Clothing and Uniform Allowance								1,428
Honoraria								502
Mid-Year Bonus - Civilian								6,970
Year End Bonus								6,970
Cash Gift								1,190
Productivity Enhancement Incentive								1,190
Step Increment								209

616	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Total Other Compensation Common to All	24,507

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	25
Lump-sum for filling of Positions - Civilian	12,527

Total Other Compensation for Specific Groups	12,552

Other Benefits
PAG-IBIG Contributions	285
PhilHealth Contributions	978
Employees Compensation Insurance Premiums	285
Loyalty Award - Civilian	205
Terminal Leave	36

Total Other Benefits	1,789

Non-Permanent Positions	3,012

Total Personnel Services	125,495

Maintenance and Other Operating Expenses
Travelling Expenses	2,983
Training and Scholarship Expenses	3,810
Supplies and Materials Expenses	2,440
Utility Expenses	4,315
Communication Expenses	273
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	117
Professional Services	589
General Services	955
Repairs and Maintenance	361
Taxes, Insurance Premiums and Other Fees	539
Labor and Wages	1,445
Other Maintenance and Operating Expenses
Printing and Publication Expenses	138
Membership Dues and Contributions to Organizations	41
Subscription Expenses	214
Other Maintenance and Operating Expenses	60

Total Maintenance and Other Operating Expenses	18,280

Total Current Operating Expenditures	143,775

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	153,775

APRIL 29, 2019	OFFICIAL GAZETTE	617
STATE UNIVERSITIES AND COLLEGES

N. REGION X – NORTHERN MINDANAO

N.1. BUKIDNON STATE UNIVERSITY

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	₱	560,152,000

New Appropriations, by Program
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	34,972,000	₱	58,557,000	₱		₱	93,529,000
Support to Operations		972,000		4,898,000				5,870,000
Operations		182,454,000		144,299,000		134,000,000		460,753,000

HIGHER EDUCATION PROGRAM		172,201,000		142,046,000		134,000,000		448,247,000
ADVANCED EDUCATION PROGRAM		8,034,000						8,034,000
RESEARCH PROGRAM				1,007,000				1,007,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,219,000		1,246,000				3,465,000

TOTAL NEW APPROPRIATIONS	₱	218,398,000	₱	207,754,000	₱	134,000,000	₱	560,152,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,873,000	₱	58,557,000	₱		₱	80,430,000
Administration of Personnel Benefits		13,099,000						13,099,000

Sub-total, General Administration and Support		34,972,000		58,557,000				93,529,000

Support to Operations
Auxiliary Services		972,000		4,898,000				5,870,000

Sub-total, Support to Operations		972,000		4,898,000				5,870,000

618	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		172,201,000		142,046,000		134,000,000		448,247,000

HIGHER EDUCATION PROGRAM		172,201,000		142,046,000		134,000,000		448,247,000

Provision of Higher Education Services		172,201,000		142,046,000		9,000,000		323,247,000
Project(s)
Locally-Funded Project(s)						125,000,000		125,000,000

Construction of Academic Building for Education Phase II						100,000,000		100,000,000
Construction of 4-Storey Academic Building with Laboratories Phase II-Main Campus						15,000,000		15,000,000
Construction of Health Services Building – Phase II						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		8,034,000		1,007,000				9,041,000

ADVANCED EDUCATION PROGRAM		8,034,000						8,034,000

Provision of Advanced Education Services		8,034,000						8,034,000
RESEARCH PROGRAM				1,007,000				1,007,000

Conduct of Research Services				1,007,000				1,007,000
Community engagement increased		2,219,000		1,246,000				3,465,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,219,000		1,246,000				3,465,000

Provision of Extension Services		2,219,000		1,246,000				3,465,000

Sub-total, Operations		182,454,000		144,299,000		134,000,000		460,753,000

TOTAL NEW APPROPRIATIONS	₱	218,398,000	₱	207,754,000	₱	134,000,000	₱	560,152,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								151,733

Total Permanent Positions								151,733

APRIL 29, 2019	OFFICIAL GAZETTE	619
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	9,096
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,274
Honoraria	6,212
Mid-Year Bonus - Civilian	12,644
Year End Bonus	12,644
Cash Gift	1,895
Step Increment	1,895
Productivity Enhancement Incentive	379

Total Other Compensation Common to All	47,519

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13
Lump-sum for filling of Positions - Civilian	12,000
Anniversary Bonus - Civilian	1,122

Total Other Compensation for Specific Groups	13,135

Other Benefits
PAG-IBIG Contributions	456
PhilHealth Contributions	1,716
Employees Compensation Insurance Premiums	456
Loyalty Award - Civilian	95
Terminal Leave	1,099

Total Other Benefits	3,822

Non-Permanent Positions	2,189

Total Personnel Services	218,398

Maintenance and Other Operating Expenses
Travelling Expenses	10,870
Training and Scholarship Expenses	3,971
Supplies and Materials Expenses	16,746
Utility Expenses	18,996
Communication Expenses	928
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	500
General Services	71,101
Repairs and Maintenance	6,532
Taxes, Insurance Premiums and Other Fees	1,043
Other Maintenance and Operating Expenses
Advertising Expenses	66
Printing and Publication Expenses	1,385
Representation Expenses	2,192
Transportation and Delivery Expenses	152
Membership Dues and Contributions to Organizations	52
Subscription Expenses	877
Other Maintenance and Operating Expenses	72,211

Total Maintenance and Other Operating Expenses	207,754

620	OFFICIAL GAZETTE	Vol. 115, No. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Total Current Operating Expenditures	426,152

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	125,000
Machinery and Equipment Outlay	9,000

Total Capital Outlays	134,000

TOTAL NEW APPROPRIATIONS	560,152

N.2. CAMIGUIN POLYTECHNIC STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	85,355,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	19,962,000	₱	6,632,000	₱		₱	26,594,000
Operations		36,111,000		12,650,000		10,000,000		58,761,000

HIGHER EDUCATION PROGRAM		34,628,000		12,650,000		10,000,000		57,278,000
ADVANCED EDUCATION PROGRAM		1,483,000						1,483,000

TOTAL NEW APPROPRIATIONS	₱	56,073,000	₱	19,282,000	₱	10,000,000	₱	85,355,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	10,816,000	₱	6,632,000	₱		₱	17,448,000
Administration of Personnel Benefits		9,146,000						9,146,000

Sub-total, General Administration and Support		19,962,000		6,632,000				26,594,000

APRIL 29, 2019	OFFICIAL GAZETTE	621
STATE UNIVERSITIES AND COLLEGES

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		34,628,000		12,650,000		10,000,000		57,278,000

HIGHER EDUCATION PROGRAM		34,628,000		12,650,000		10,000,000		57,278,000

Provision of Higher Education Services		34,628,000		12,650,000				47,278,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Construction/Rehabilitation of Multi-Purpose Building, with Road Network and Perimeter Fence, CPSC, Catarman Campus						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		1,483,000						1,483,000

ADVANCED EDUCATION PROGRAM		1,483,000						1,483,000

Provision of Advanced Education Services		1,483,000						1,483,000

Sub-total, Operations		36,111,000		12,650,000		10,000,000		58,761,000

TOTAL NEW APPROPRIATIONS	₱	56,073,000	₱	19,282,000	₱	10,000,000	₱	85,355,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	35,538

Total Permanent Positions	35,538

Other Compensation Common to All
Personnel Economic Relief Allowance	2,280
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	570
Honoraria	291
Mid-Year Bonus-Civilian	2,961
Year End Bonus	2,961
Cash Gift	475
Productivity Enhancement Incentive	475
Step Increment	89

Total Other Compensation Common to All	10,318

622	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	185
Lump-sum for filling of Positions - Civilian	6,908
Other Personnel Benefits	2,040

Total Other Compensation for Specific Groups	9,133

Other Benefits
PAG-IBIG Contributions	114
PhilHealth Contributions	431
Employees Compensation Insurance Premiums	114
Terminal Leave	198

Total Other Benefits	857

Non-Permanent Positions	227

Total Personnel Services	56,073

Maintenance and Other Operating Expenses
Travelling Expenses	2,913
Training and Scholarship Expenses	2,746
Supplies and Materials Expenses	2,967
Utility Expenses	4,002
Communication Expenses	465
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	103
General Services	441
Repairs and Maintenance	1,996
Taxes, Insurance Premiums and Other Fees	549
Other Maintenance and Operating Expenses
Representation Expenses	117
Membership Dues and Contributions to
Organizations	103
Subscription Expenses	471
Other Maintenance and Operating Expenses	2,409

Total Maintenance and Other Operating Expenses	19,282

Total Current Operating Expenditures	75,355

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	7,000
Buildings and Other Structures	3,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	85,355

N.3. CENTRAL MINDANAO UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	613,218,000

APRIL 29, 2019	OFFICIAL GAZETTE	623
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	83,926,000	₱	53,197,000	₱		₱	137,123,000
Support to Operations		57,064,000		4,608,000		23,000,000		84,672,000
Operations		264,767,000		40,691,000		85,965,000		391,423,000

HIGHER EDUCATION PROGRAM		248,319,000		37,600,000		85,965,000		371,884,000
RESEARCH PROGRAM		8,194,000		1,751,000				9,945,000
TECHNICAL ADVISORY EXTENSION PROGRAM		8,254,000		1,340,000				9,594,000

Total, Programs		405,757,000		98,496,000		108,965,000		613,218,000

TOTAL NEW APPROPRIATIONS	₱	405,757,000	₱	98,496,000	₱	108,965,000	₱	613,218,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	46,727,000	₱	53,197,000	₱		₱	99,924,000
Administration of Personnel Benefits		37,199,000						37,199,000

Sub-total, General Administration and Support		83,926,000		53,197,000				137,123,000

Support to Operations
Auxiliary Services		57,064,000		4,608,000		6,000,000		67,672,000

Project(s)
Locally-Funded Project(s)						17,000,000		17,000,000

Construction of University Hospital - Phase III						5,500,000		5,500,000
Completion of Administration Building Extension (BAC, UPBO, ITSM, SUPPLY, HRMO)						11,500,000		11,500,000

Sub-total, Support to Operations		57,064,000		4,608,000		23,000,000		84,672,000

624	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		248,319,000		37,600,000		85,965,000		371,884,000

HIGHER EDUCATION PROGRAM		248,319,000		37,600,000		85,965,000		371,884,000

Provision of Higher Education Services		248,319,000		37,600,000		2,965,000		288,884,000
Project(s)
Locally-Funded Projects(s)						83,000,000		83,000,000

Construction of New College of Education and University Laboratory High School(UHLS) K-12 Building						40,500,000		40,500,000
Completion of the College of Business and Management Building and FFE						4,500,000		4,500,000
Completion of College of Engineering Integrated Laboratory Building & FFE						5,500,000		5,500,000
Completion of the College of Arts and Sciences Annex Building & FFE						10,500,000		10,500,000
Completion of Institute of Computer Application Building & FFE						12,000,000		12,000,000
Construction of College of Veterinary Medicine Academic Building						5,000,000		5,000,000
Construction of CMU Faculty Association Building						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation		8,194,000		1,751,000				9,945,000

RESEARCH PROGRAM		8,194,000		1,751,000				9,945,000

Conduct of Research Services		8,194,000		1,751,000				9,945,000
Community engagement increased		8,254,000		1,340,000				9,594,000

TECHNICAL ADVISORY EXTENSION PROGRAM		8,254,000		1,340,000				9,594,000

Provision of Extension Services		8,254,000		1,340,000				9,594,000

Sub-total, Operations		264,767,000		40,691,000		85,965,000		391,423,000

TOTAL NEW APPROPRIATIONS	₱	405,757,000	₱	98,496,000	₱	108,965,000	₱	613,218,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures

APRIL 29, 2019	OFFICIAL GAZETTE	625
STATE UNIVERSITIES AND COLLEGES

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	275,523

Total Permanent Positions	275,523

Other Compensation Common to All
Personal Economic Relief Allowance	18,240
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	4,560
Honoraria	3,698
Mid-Year Bonus – Civilian	22,959
Year End Bonus	22,959
Cash Gift	3,800
Productivity Enhancement Incentive	3,800
Step Increment	689

Total Other Compensation Common to All	81,209

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,975
Lump-Sum for filling of Positions – Civilian	28,856

Total Other Compensation for Specific Groups	30,831

Other Benefits
PAG-IBIG Contributions	912
PhilHealth Contributions	3,019
Employees Compensations Insurance Premiums	912
Loyalty Award – Civilian	305
Terminal Leave	8,343

Total Other Benefits	13,491

Non-Permanent Positions	4,703

Total Personnel Services	405,757

Maintenance and Other Operating Expenses
Travelling Expenses	2,802
Training and Scholarship Expenses	5,472
Supplies and Materials Expenses	29,556
Utility Expenses	14,843
Communication Expenses	2,513
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	216
Professional Services	875
General Services	15,055
Repairs and Maintenance	19,406
Taxes, Insurance Premiums and Other Fees	1,577
Other Maintenance and Operating Expenses

626	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Advertising Expenses	111
Printing and Publication Expenses	221
Representation Expenses	310
Membership Dues and Contributions to Organizations	209
Other Maintenance and Operating Expenses	5,330

Total Maintenance and Other Operating Expenses	98,496

Total Current Operating Expenditures	504,253

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	95,500
Machinery and Equipment Outlay	10,465
Furniture, Fixtures and Books Outlay	3,000

Total Capital Outlays	108,965

TOTAL NEW APPROPRIATIONS	613,218

N.4. MSU-ILIGAN INSTITUTE OF TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	999,955,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	106,137,000	₱	60,783,000	₱		₱	166,920,000
Support to Operations		18,050,000		82,863,000				100,913,000
Operations		622,833,000		99,289,000		10,000,000		732,122,000

HIGHER EDUCATION PROGRAM		569,057,000		53,698,000		10,000,000		632,755,000
ADVANCED EDUCATION PROGRAM		26,276,000		1,458,000				27,734,000
RESEARCH PROGRAM		20,855,000		34,531,000				55,386,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,645,000		9,602,000				16,247,000

TOTAL NEW APPROPRIATIONS	₱	747,020,000	₱	242,935,000	₱	10,000,000	₱	999,955,000

New Appropriations, by Programs/Activities/Projects

APRIL 29, 2019	OFFICIAL GAZETTE	627
STATE UNIVERSITIES AND COLLEGES

	Current Operations Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	70,780,000	₱	60,783,000	₱		₱	131,563,000
Administration of Personnel Benefits		35,357,000						35,357,000

Sub-total, General Administrations and Support		106,137,000		60,783,000				166,920,000

Support to Operations
Auxiliary Services		18,050,000		82,863,000				100,913,000

Sub-total, Support to Operations		18,050,000		82,863,000				100,913,000

Operations

Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		569,057,000		53,698,000		10,000,000		632,755,000

HIGHER EDUCATION PROGRAM		569,057,000		53,698,000		10,000,000		632,755,000

Provision of Higher Education Services		569,057,000		53,698,000				622,755,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Construction of 5-Storey College of Education Laboratory Building						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		47,131,000		35,989,000				83,120,000

ADVANCED EDUCATION PROGRAM		26,276,000		1,458,000				27,734,000

Provision of Advanced Education Services		26,276,000		1,458,000				27,734,000
RESEARCH PROGRAM		20,855,000		34,531,000				55,386,000

Conduct of Research Services		20,855,000		34,531,000				55,386,000
Community engagement increased		6,645,000		9,602,000				16,247,000

TECHNICAL ADVISORY EXTENSION PROGRAM		6,645,000		9,602,000				16,247,000

Provision of Extension Services		6,645,000		9,602,000				16,247,000

Sub-total, Operations		622,833,000		99,289,000		10,000,000		732,122,000

TOTAL NEW APPROPRIATIONS	₱	747,020,000	₱	242,935,000	₱	10,000,000	₱	999,955,000

628	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	564,270

Total Permanent Positions	564,270

Other Compensation Common to All
Personnel Economic Relief Allowance	20,616
Representation Allowance	762
Transportation Allowance	762
Clothing and Uniform Allowance	5,154
Honoraria	1,243
Mid-Year Bonus – Civilian	47,023
Year End Bonus	47,023
Cash Gift	4,295
Step Increment	4,295
Productivity Enhancement Incentive	1,411

Total Other Compensation Common to All	132,584

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	166
Lump-sum for filling of Positions – Civilian	23,640
Lump-sum for NBC 308	3,000

Total Other Compensation for Specific Groups	26,806

Other Benefits
PAG-IBIG Contributions	1,030
PhilHealth Contributions	4,432
Employees Compensation Insurance Premiums	1,030
Retirement Gratuity	7,221
Loyalty Award – Civilian	1,135
Terminal Leave	4,496

Total Other Benefits	19,344

Non-Permanent Positions	4,016

Total Personnel Positions	747,020

Maintenance and Other Operating Expenses
Travelling Expenses	10,671
Training and Scholarship Expenses	30,211
Supplies and Materials Expenses	20,459

APRIL 29, 2019	OFFICIAL GAZETTE	629
STATE UNIVERSITIES AND COLLEGES

Utility Expenses	45,500
Communication Expenses	6,576
Awards/Rewards and Prizes	12,200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses
Professional Services	180
General Services	21,914
Repairs and Maintenance	45,483
Taxes, Insurance Premiums and Other Fees	19,240
Other Maintenance and Operating Expenses	5,147
Advertising Expenses	15
Printing and Publication Expenses	4,203
Representation Expenses	1,228
Transportation and Delivery Expenses	20
Rent/Lease Expenses	209
Membership Dues and Contributions to Organizations	288
Subscription Expenses	611
Other Maintenance and Operating Expenses	18,780

Total Maintenance and Other Operating Expenses	242,935

Total Current Operating Expenditures	989,955

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	999,955

N.5. NORTHWESTERN MINDANAO STATE COLLEGE OF SCIENCE AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder							₱	88,922,000

New Appropriations, by Program
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	33,745,000	₱	9,652,000	₱		₱	43,397,000
Operations		22,538,000		2,987,000		20,000,000		45,525,000

HIGHER EDUCATION PROGRAM		22,538,000		1,108,000		20,000,000		43,646,000
RESEARCH PROGRAM				1,390,000				1,390,000
TECHNICAL ADVISORY EXTENSION PROGRAM				489,000				489,000

630	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

TOTAL NEW APPROPRIATIONS	₱	56,283,000	₱	12,639,000	₱	20,000,000	₱	88,922,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	32,181,000	₱	9,652,000	₱		₱	41,833,000
Administration of Personnel Benefits		1,564,000						1,564,000

Sub-total, General Administration and Support		33,745,000		9,652,000				43,397,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		22,538,000		1,108,000		20,000,000		43,646,000

HIGHER EDUCATION PROGRAM		22,538,000		1,108,000		20,00,000		43,646,000

Provision of Higher Education Services		22,538,000		1,108,000		15,000,000		38,646,000
Project(s)
Locally-Funded Project(s)						5,000,000		5,000,000

Construction of Road Network, NMSC, Tangub City						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation				1,390,000				1,390,000

RESEARCH PROGRAM				1,390,000				1,390,000

Conduct of Research Services				1,390,000				1,390,000
Community engagement increased				489,000				489,000

TECHNICAL ADVISORY EXTENSION PROGRAM				489,000				489,000

Provision of Extension Services				489,000				489,000

Sub-total, Operations		22,538,000		2,987,000		20,000,000		45,525,000

TOTAL NEW APPROPRIATIONS	₱	56,283,000	₱	12,639,000	₱	20,000,000	₱	88,922,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

APRIL 29, 2019	OFFICIAL GAZETTE	631
STATE UNIVERSITIES AND COLLEGES

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	24,750
Creation of New Positions	22,000

Total Permanent Positions	46,750

Other Compensation Common to All
Personnel Economic Relief Allowance	1,560
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	390
Honoraria	95
Mid-year Bonus - Civilian	2,063
Year End Bonus	2,063
Cash Gift	325
Productivity Enhancement Incentive	325
Step Increment	61

Total Other Compensation Common to All	7,086

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13
Lump-sum for filling of Positions - Civilian	1,564

Total Other Compensation for Specific Groups	1,577

Other Benefits
PAG-IBIG Contributions	78
PhilHealth Contributions	304
Employees Compensation Insurance Premiums	78

Total Other Benefits	460

Non-Permanent Positions	410

Total Personnel Services	56,283

Maintenance and Other Operating Expenses
Travelling Expenses	506
Training and Scholarship Expenses	791
Supplies and Materials Expenses	1,168
Utility Expenses	5,012
Communication Expenses	188
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	84
Professional Services	586
General Services	2,662
Repairs and Maintenance	500
Taxes, Insurance Premiums and Other Fees	153

632	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Labor and Wages								46
Other Maintenance and Operating Expenses
Advertising Expenses								8
Printing and Publication Expenses								173
Representation Expenses								157
Membership Dues and Contributions to Organizations								39
Subscription Expenses								16
Other Maintenance and Operating Expenses								550

Total Maintenance and Other Operating Expenses								12,639

Total Current Operating Expenditures								68,922

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay								5,000
Machinery and Equipment Outlay								15,000

Total Capital Outlays								20,000

TOTAL NEW APPROPRIATIONS								88,922

N.6. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES – CAGAYAN DE ORO CAMPUS

For general administration and support, support to operations, including locally-funded project(s), as indicated hereunder							₱	302,969,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	46,392,000	₱	44,415,000	₱		₱	90,807,000
Support to Operations		6,955,000		2,605,000				9,560,000
Operations		178,310,000		14,292,000		10,000,000		202,602,000

HIGHER EDUCATION PROGRAM		169,047,000		9,662,000		10,000,000		188,709,000
ADVANCED EDUCATION PROGRAM		7,493,000		2,638,000				10,131,000
RESEARCH PROGRAM		1,420,000		1,593,000				3,013,000
TECHNICAL ADVISORY EXTENSION PROGRAM		350,000		399,000				749,000

TOTAL NEW APPROPRIATIONS	₱	231,657,000	₱	61,312,000	₱	10,000,000	₱	302,969,000

New Appropriations, by Programs/Activities/Projects

APRIL 29, 2019	OFFICIAL GAZETTE	633
STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	16,709,000	₱	44,415,000	₱		₱	61,124,000
Administration of Personnel Benefits		29,683,000						29,683,000

Sub-total, General Administration and Support		46,392,000		44,415,000				90,807,000

Support to Operations
Auxiliary Services		6,955,000		2,605,000				9,560,000

Sub-total, Support to Operations		6,955,000		2,605,000				9,560,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		169,047,000		9,662,000		10,000,000		188,709,000

HIGHER EDUCATION PROGRAM		169,047,000		9,662,000		10,000,000		188,709,000

Provision of Higher Education Services		169,047,000		9,662,000				178,709,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Construction of 8-Storey Faculty Learning Resource Center, USTP, Cagayan De Oro Campus						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		8,913,000		4,231,000				13,144,000

ADVANCED EDUCATION PROGRAM		7,493,000		2,638,000				10,131,000

Provision of Advanced Education Services		7,493,000		2,638,000				10,131,000
RESEARCH PROGRAM		1,420,000		1,593,000				3,013,000

Conduct of Research Services		1,420,000		1,593,000				3,013,000
Community engagement increased		350,000		399,000				749,000

TECHNICAL ADVISORY EXTENSION PROGRAM		350,000		399,000				749,000

Provision of Extension Services		350,000		399,000				749,000

Sub-total, Operations		178,310,000		14,292,000		10,000,000		202,602,000

TOTAL NEW APPROPRIATIONS	₱	231,657,000	₱	61,312,000	₱	10,000,000	₱	302,969,000

634	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	151,847

Total permanent positions	151,847

Other Compensation Common to All
Personnel Economic Relief Allowance	9,408
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	2,352
Honoraria	2,901
Mid-Year Bonus - Civilian	12,654
Year End Bonus	12,654
Cash Gift	1,960
Productivity Enhancement Incentive	1,960
Step Increment	379

Total Other Compensation Common to All	44,472

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	472
Lump-sum for filling of Positions - Civilian	28,853

Total Other Compensation for Specific Groups	29,325

Other Benefits
PAG-IBIG Contributions	470
PhilHealth Contributions	1,743
Employees Compensation Insurance premiums	470
Terminal Leave	830

Total Other Benefits	3,513

Non-Permanent Positions	2,500

Total Personnel Services	231,657

Maintenance and Other Operating Expenses
Travelling Expenses	3,463
Training and Scholarship Expenses	3,063
Supplies and Materials Expenses	7,094
Utility Expenses	15,411
Communication Expenses	1,308

APRIL 29, 2019	OFFICIAL GAZETTE	635
STATE UNIVERSITIES AND COLLEGES

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	246
Professional Services	2,995
General Services	7,040
Repairs and Maintenance	6,556
Taxes, Insurance Premiums and Other Fees	6,575
Other Maintenance and Operating Expenses
Advertising Expenses	520
Printing and Publication Expenses	849
Representation Expenses	3,514
Rent/Lease Expenses	458
Membership Dues and Contribution to
Organizations	835
Subscription Expenses	730
Donations	50
Other Maintenance and Operating Expenses	605

Total Maintenance and Other Operating Expenses	61,312

Total Current Operating Expenditures	292,969

Capital Outlays
Property, Plant and Equipment Outlay
Building and Other Structures	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	302,969

N.7. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES – CLAVERIA CAMPUS

For general administration and support, and operations, including locally-funded project(s),as indicated hereunder	₱	106,093,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	17,141,000	₱	31,924,000	₱		₱	49,065,000
Operations		43,905,000		3,123,000		10,000,000		57,028,000

HIGHER EDUCATION PROGRAM		43,905,000		1,516,000		10,000,000		55,421,000
RESEARCH PROGRAM				850,000				850,000
TECHNICAL ADVISORY EXTENSION PROGRAM				757,000				757,000

TOTAL NEW APPROPRIATIONS	₱	61,046,000	₱	35,047,000	₱	10,000,000	₱	106,093,000

636	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Programs
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	14,087,000	₱	31,924,000	₱		₱	46,011,000
Administration of Personnel Benefits		3,054,000						3,054,000

Sub-total, General Administration and Support		17,141,000		31,924,000				49,065,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		43,905,000		1,516,000		10,000,000		55,421,000

HIGHER EDUCATION PROGRAM		43,905,000		1,516,000		10,000,000		55,421,000

Provision of Higher Education Services		43,905,000		1,516,000				45,421,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Completion of Multi-Purpose Building/Training Center (Phase II), USTP-Claveria Campus						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation				850,000				850,000

RESEARCH PROGRAM				850,000				850,000

Conduct of Research Services				850,000				850,000
Community engagement increased				757,000				757,000

TECHNICAL ADVISORY EXTENSION PROGRAM				757,000				757,000

Provision of Extension Services				757,000				757,000

Sub-total, Operations		43,905,000		3,123,000		10,000,000		57,028,000

TOTAL NEW APPROPRIATIONS	₱	61,046,000	₱	35,047,000	₱	10,000,000	₱	106,093,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

APRIL 29, 2019	OFFICIAL GAZETTE	637
STATE UNIVERSITIES AND COLLEGES

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	40,863

Total Permanent Positions	40,863

Other Compensation Common to All
Personnel Economic Relief Allowance	1,704
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	426
Honoraria	2,500
Mid-Year Bonus - Civilian	3,405
Year End Bonus	3,405
Cash Gift	355
Productivity Enhancement Incentive	355
Step Increment	102

Total Other Compensation Common to All	12,588

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	42
Lump-sum for filling of Positions - Civilian	3,054
Other Personnel Benefits	1,900

Total Other Compensation for Specific Groups	4,996

Other Benefits
PAG-IBIG Contributions	85
PhilHealth Contributions	380
Employees Compensation Insurance Premiums	85
Loyalty Award - Civilian	50

Total Other Benefits	600

Non-Permanent Positions	1,999

Total Personnel Services	61,046

Maintenance and Other Operating Expenses
Travelling Expenses	1,657
Training and Scholarship Expenses	793
Supplies and Materials Expenses	19,171
Utility Expenses	7,704
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	117
Professional Services	586
General Services	1,438
Repairs and Maintenance	1,796
Taxes, Insurance Premiums and Other Fees	596
Other Maintenance and Operating Expenses

638	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Advertising Expenses	63
Printing and Publication Expenses	104
Representation Expenses	128
Transportation and Delivery Expenses	48
Rent/Lease Expenses	60
Membership Dues and Contributions to Organizations	118
Other Maintenance and Operating Expenses	668

Total Maintenance and Other Operating Expenses	35,047

Total Current Operating Expenditures	96,093

Capital Outlays
Property, Plant and Equipment Outlay
Building and Other Structures	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	106,093

APRIL 29, 2019	OFFICIAL GAZETTE	639
STATE UNIVERSITIES AND COLLEGES

O. REGION XI - DAVAO

O.1 COMPOSTELA VALLEY STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder							₱	124,757,000

New Appropriations, by Program
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	4,667,000	₱	3,124,000	₱		₱	7,791,000
Operations		24,590,000		20,876,000		71,500,000		116,966,000

HIGHER EDUCATION PROGRAM		24,590,000		17,801,000		70,000,000		112,391,000
RESEARCH PROGRAM				2,722,000				2,722,000
TECHNICAL ADVISORY EXTENSION PROGRAM				353,000		1,500,000		1,853,000

TOTAL NEW APPROPRIATIONS	₱	29,257,000	₱	24,000,000	₱	71,500,000	₱	124,757,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	3,567,000	₱	3,124,000	₱		₱	6,691,000
Administration of Personnel Benefits		1,100,000						1,100,000

Sub-total, General Administration and Support		4,667,000		3,124,000				7,791,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		24,590,000		17,801,000		70,000,000		112,391,000

HIGHER EDUCATION PROGRAM		24,590,000		17,801,000		70,000,000		112,391,000

Provision of Higher Education Services		24,590,000		17,801,000		5,000,000		47,391,000

640	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Project(s)
Locally-Funded Project(s)						65,000,000		65,000,000

On-going Construction of Academic Building in Compostela Campus (Phase 2 of 3 Phases in Compostela Valley)						25,000,000		25,000,000
Purchase of Books and References including E-Learning Materials						10,000,000		10,000,000
Purchase of Technical and Scientific Equipment						10,000,000		10,000,000
Purchase of Furnitures and Fixtures						500,000		500,000
Purchase of Water Fountains						500,000		500,000
Completion of Farm Shop (Maragusan)						1,500,000		1,500,000
Completion of Farm Shop (Maparat)						1,500,000		1,500,000
Equipping of Incubation Center						1,000,000		1,000,000
Equipping of Audio-Visual Room (all campuses)						5,000,000		5,000,000
Equipping of E-Library (all campuses)						5,000,000		5,000,000
Equipping of Science and Laboratory (all campuses)						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation				2,722,000				2,722,000

RESEARCH PROGRAM				2,722,000				2,722,000

Conduct of Research Services				2,722,000				2,722,000
Community engagement increased				353,000		1,500,000		1,853,000

TECHNICAL ADVISORY EXTENSION PROGRAM				353,000		1,500,000		1,853,000

Provision of Extension Services				353,000		1,500,000		1,853,000

Sub-total, Operations		24,590,000		20,876,000		71,500,000		116,966,000

TOTAL NEW APPROPRIATIONS	₱	29,257,000	₱	24,000,000	₱	71,500,000	₱	124,757,000

New Appropriations,. By Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								21,020

APRIL 29, 2019	OFFICIAL GAZETTE	641
STATE UNIVERSITIES AND COLLEGES

Total Permanent Positions	21,020

Other Compensation Common to All
Personnel Economic Relief Allowance	1,704
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	426
Honoraria	72
Mid-Year Bonus - civilian	1,751
Year End Bonus	1,751
Cash Gift	355
Productivity Enhancement Incentive	355
Step Increment	53

Total Other Compensation Common to All	6,671

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	21
Lump-sum for filling of Position - civilian	1,100

Total Other Compensation for Specific Groups	1,121

Other Benefits
PAG-IBIG Contributions	85
PhilHealth Contributions	275
Employees Compensation Insurance Premiums	85

Total Other Benefits	445

Total Personnel Services	29,257

Maintenance and Other Operating Expenses
Travelling Expenses	2,782
Training and Scholarship Expenses	1,067
Supplies and Materials Expenses	2,603
Utility Expenses	3,390
Communication Expenses	1,380
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	117
Professional Services	5,480
General Services	2,411
Repairs and Maintenance	2,330
Taxes, Insurance Premiums and other Fees	160
Other Maintenance and Operating Expenses
Printing and Publication Expenses	740
Representation Expenses	1,270
Membership Dues and Contributions to Organizations	170
Other Maintenance and Operating Expenses	100

Total Maintenance and Other Operating Expenses	24,000

Total Current Operating Expenditures	53,257

642	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	24,500
Transportation Equipment Outlay	1,500
Furniture, Fixtures and Books Outlay	20,500

Total Capital Outlays	71,500

TOTAL NEW APPROPRIATIONS	124,757

0.2. DAVAO DEL NORTE STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	148,587,000

New Appropriations, by Program

	Current Operating Expenditures

	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	25,139,000	₱	2,754,000			₱	27,893,000
Operations		45,216,000		8,478,000		67,000,000		120,694,000

HIGHER EDUCATION PROGRAM		45,076,00		7,592,000		67,000,000		119,668,000
ADVANCED EDUCATION PROGRAM		140,000						140,000
RESEARCH PROGRAM				624,000				624,000
TECHNICAL ADVISORY EXTENSION PROGRAM				262,000				262,000

TOTAL NEW APPROPRIATIONS	₱	70,355,000	₱	11,232,000	₱	67,000,000	₱	148,587,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures

	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	17,622,000	₱	2,754,000		₱	20,376,000
Administration of Personnel Benefits		7,517,000					7,517,000

Sub-total, General Administration and Support		25,139,000		2,754,000			27,893,000

APRIL 29, 2019	OFFICIAL GAZETTE	643
STATE UNIVERSITIES AND COLLEGES

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		45,076,000		7,59,000		64,000,000		119,668,000

HIGHER EDUCATION PROGRAM		45,076,000		7,592,000		67,000,000		119,668,000

Provision of Higher Education Services		45,076,000		7,592,000				52,668,000
Project(s)
Locally-Funded Project(s)						67,000,000		67,000,000

Four (4) Storey Academic Building with Roof Deck						45,000,000		45,000,000
Completion of Gymnasium Rehabilitation (Structural Works and Installation of Equipment)						22,000,000		22,000,000
Higher education research improved to promote economic productivity and Innovation		140,000		624,000				764,000

ADVANCED EDUCATION PROGRAM		140,000						140,000

Provision of Advanced Education Services		140,000						140,000
RESEARCH PROGRAM				624,000				624,000

Conduct of Research Services				624,000				624,000
Community engagement increased				262,000				262,000

TECHNICAL ADVISORY EXTENSION PROGRAM				262,000				262,000

Provision of Extension Services				262,000				262,000

Sub-total, Operations		45,216,000		8,478,000		67,000,000		120,694,000

TOTAL NEW APPROPRIATIONS	₱	70,355,000	₱	11,232,000	₱	67,000,000	₱	148,587,000

New Appropriations,. by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	47,707

Total Permanent Position	47,707

644	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Compensation Common to All
Personnel Economic Relief Allowance	3,120
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	780
Honoraria	321
Mid-year Bonus - Civilian	3,976
Year End Bonus	3,976
Cash Gift	650
Productivity Enhancement Incentive	650
Step Increment	119

Total Other Compensation Common to All	13,916

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	15
Lump-sum for filling of Positions - Civilian	4,291

Total Other Compensation for Specific Group	4,306

Other Benefits
PAG-IBIG Contributions	156
PhilHealth Contributions	547
Employees Compensation Insurance Premiums	156
Terminal Leave	3,226

Total Other Benefits	4,085

Non-Permanent Positions	341

Total Personnel Services	70,355

Maintenance and Other Operating Expenses
Travelling Expenses	686
Training and Scholarship Expenses	600
Supplies and Materials Expenses	1,374
Utility Expenses	4,439
Communication Expenses	808
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	117
Professional Services	173
General Services	2,011
Repairs and Maintenance	370
Taxes, Insurance Premiums and Other Fees	274
Other Maintenance and Operating Expenses
Printing and Publication Expenses	25
Representation Expenses	290
Membership Dues and Contributions to Organizations	65

Total Maintenance and Other Operating Expenses	11,232

Total Current Operating Expenditures	81,587

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	60,000
Machinery and Equipment outlay	7,000

APRIL 29, 2019	OFFICIAL GAZETTE	645
STATE UNIVERSITIES AND COLLEGES

Total Capital Outlays	67,000

TOTAL NEW APPROPRIATIONS	148,587

O.3. DAVAD ORIENTAL STATE UNIVERSITY

(DAVAD ORIENTAL STATE COLLEGE OF SCIENCE AND TECHNOLOGY)

For general administration and support, support to operations, and operation, including locally-funded project(s), as indicated hereunder	₱	217,994,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	21,809,000	₱	5,806,000	₱		₱	27,615,000
Support to Operations				1,066,000				1,066,000
Operations		85,543,000		21,270,000		82,500,000		189,313,000

HIGHER EDUCATION PROGRAM		85,243,000		18,849,000		82,500,000		186,592,000
RESEARCH PROGRAM		150,000		1,349,000				1,499,000
TECHNICAL ADVISORY EXTENSION PROGRAM		150,000		1,072,000				1,222,000

TOTAL NEW APPROPRIATIONS	₱	107,352,000	₱	28,142,000	₱	82,500,000	₱	217,994,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,542,000	₱	5,806,666	₱	₱	24,348,000
Administration of Personnel Benefits		3,267,000					3,267,000

Sub-total, General Administration and Support		21,809,000		5,806,000			27,615,000

Support to Operations
Auxiliary Services				1,066,000			1,066,000

646	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Sub-total, Support to Operations				1,066,000				1,066,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		85,243,000		18,849,000		82,500,00		186,592,000

HIGHER EDUCATION PROGRAM		85,243,00		18,849,000		82,500,000		186,592,000

Provision of Higher Education Services		85,243,00		18,849,000		5,00,000		109,092,000
Project(s)
Locally-Funded Projects(s)						77,500,000		77,500,000

On-going Completion of 5-Storey Academic Building (Phase II, 3rd and 4th Floor)						50,000,000		50,000,000
Replacement of Make-Shift Academic Classroom in Marfori, Main Campus						12,500,000		12,500,000
Concreting of Existing Oval Track (550 meters x 10 meters wide and .2 meters thicked topped with rubberrized paint)						15,00,000		15,00,000
Higher education research improved to promote economic productivity and innovation		150,000		1,349,000				1,499,000

RESEARCH PROGRAM		150,000		1,349,000				1,499,000

Conduct of Research Services		150,000		1,349,000				1,499,000
Community engagement increased		150,000		1,072,000				1,222,000

TECHNICAL ADVISORY EXTENSION PROGRAM		150,000		1,072,000				1,222,000

Provision of Extension Services		150,000		1,072,000				1,222,000

Sub-total, Operations		85,543,000		21,270,000		82,500,000		189,313,000

TOTAL NEW APPROPRIATIONS	₱	107,352,000	₱	28,142,000	₱	82,500,000	₱	217,994,000

New Appropriations,. by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	79,280

Total Permanent Positions	79,280

APRIL 29, 2019	OFFICIAL GAZETTE	647
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	4,968
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	1,242
Honoraria	658
Mid-Year Bonus - Civilian	6,607
Year End Bonus	6,607
Cash Gift	1,035
Productivity Enhancement Incentive	1,035
Step Increment	198

Total Other Compensation Common to All	22,674

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	288
Lump-sum for filling of Positions - Civilian	3,162

Total Other Compensation for Specific Groups	3,450

Other Benefits
PAG-IBIC Contributions	248
PhilHealth Contributions	924
Employees Compensation Insurance Premiums	248
Terminal Leave	105

Total Other Benefits	1,525

Non-Permanent Positions	423

Total Personnel Services	107,352

Maintenance and Other Operating Expenses
Travelling Expenses	1,550
Training and Scholarship Expenses	1,320
Supplies and Materials Expenses	12,254
Utility Expenses	2,280
Communication Expenses	339
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	800
General Services	3,822
Repairs and Maintenance	1,500
Financial Assistance/Subsidy	250
Taxes, Insurance Premiums and Other Fees	2,412
Labor and wages	460
Other Maintenance and Operating Expenses
Representation Expenses	1,045

Total Maintenance and Other Operating Expenses	28,142

Total Current Operating Expenditures	135,494

648	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay								15,000
Buildings and Other Structures								62,500
Machinery and Equipment Outlay								5,000

Total Capital Outlays								82,500

TOTAL NEW APPROPRIATIONS								217,994

O.4. SOUTHERN PHILIPPINES AGRI-BUSINESS AND MARINE AND AQUATIC SCHOOL OF TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder							₱	172,075,000

New Appropriations, by program
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	22,408,000	₱	3,353,000	₱		₱	25,761,000
Operations		60,054,000		12,160,000		74,100,000		146,314,000

HIGHER EDUCATION PROGRAM		60,054,000		11,183,000		74,100,000		145,337,000
RESEARCH PROGRAM				629,000				629,000
TECHNICAL ADVISORY EXTENSION PROGRAM				348,000				348,000

TOTAL NEW APPROPRIATIONS	₱	82,462,000	₱	15,513,000	₱	74,100,000	₱	172,075,000

New Appropriations, by Program/Activities/projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,553,000	₱	3,353,000	₱		₱	16,906,000
Administration of Personnel Benefits		8,855,000						8,855,000

Sub-total, General Administration and Support		22,408,000		3,353,000				25,761,000

APRIL 29, 2019	OFFICIAL GAZETTE	649
STATE UNIVERSITIES AND COLLEGES

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		60,054,000		11,183,000		74,100,000		145,337,000

HIGHER EDUCATION PROGRAM		60,054,000		11,183,000		74,100,000		145,337,000

Provision of Higher Education Services		60,054,000		11,183,000		16,100,000		87,337,000
Project(s)
Locally-Funded Project(s)						58,000,000		58,000,000

Construction of 6-Classroom Building at Malita Campus						10,000,000		10,000,000
Construction of Student Dormitory Malita Campus						8,000,000		8,000,000
Construction of Student Dormitory at Digos Campus						5,000,000		5,000,000
Laboratory, Classroom and Library Building at Digos Campus						10,000,000		10,000,000
Construction of 2-Storey Classroom Building						25,000,000		25,000,000
Higher education research improved to promote economic productivity and innovation				629,000				629,000

RESEARCH PROGRAM				629,000				629,000

Conduct of Research Services				629,000				629,000
Community engagement increased				348,000				348,000

TECHNICAL ADVISORY EXTENSION PROGRAM				348,000				348,000

Provision of Extension Services				348,000				348,000

Sub-total, Operations		60,054,000		12,160,000		74,100,000		146,314,000

TOTAL NEW APPROPRIATIONS	₱	82,462,000	₱	15,513,000	₱	74,100,000	₱	172,075,000

New Appropriations,. By Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	56,551

Total Permanent Positions	56,551

650	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Compensation Common to All
Personnel Economic Relief Allowance	3,456
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	864
Honoraria	240
Mid-Year Bonus - Civilian	4,713
Year End Bonus	4,713
Cash Gift	720
Productivity Enhancement Incentive	720
Step Increment	141

Total Other Compensation Common to All	15,891

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	8,838

Total Other Compensation for Specific Groups	8,838

Other Benefits
PAG-IDIG Contributions	173
PhilHealth Contributions	640
Employees Compensation Insurance Premiums	173
Terminal Leave	17

Total Other Benefits	1,003

Non-Permanent Positions	179

Total Personnel Services	82,462

Maintenance and Other Operating Expenses
Travelling Expenses	1,413
Training and Scholarship Expenses	463
Supplies and Materials Expenses	6,624
Utility Expenses	3,806
Communication Expenses	288
Awards/Rewards and prizes	34
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	77
Professional Services	63
General Services	1,630
Taxes, Insurance Premiums and Other Fees	364
Other Maintenance and Operating Expenses
Printing and Publication Expenses	36
Rent/lease Expenses	35
Membership Dues and Contributions to Organizations	70
Subscription Expenses	42
Other Maintenance and Operating Expenses	568

Total Maintenance and Other Operating Expenses	15,513

Total Current Operating Expenditures	97,975

Capital Outlays
Property, Plant and Equipment Outlay

APRIL 29, 2019	OFFICIAL GAZETTE	651
STATE UNIVERSITIES AND COLLEGES

Building and other Structures	58,000
Machinery and Equipment Outlay	1,100
Transportation Equipment Outlay	15,000

Total Capital Outlays	74,100

TOTAL NEW APPROPRIATIONS	172,075

O.5. UNIVERSITY OF SOUTHEASTERN PHILIPPINES

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	₱	692,698,000

New Appropriations, by Program

	Current Operating Expenditures
	Personal Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	79,864,000	₱	34,420,000	₱		₱	114,284,000
Support to Operations		2,167,000		1,959,000				4,126,000
Operations		268,859,000		55,429,000		250,000,000		574,288,000

HIGHER EDUCATION PROGRAM		249,291,000		47,537,000		250,000,000		546,828,000
ADVANCED EDUCATION PROGRAM		17,214,000		1,406,000				18,620,000
RESEARCH PROGRAM		1,602,000		5,759,000				7,361,000
TECHNICAL ADVISORY EXTENSION PROGRAM		752,000		727,000				1,479,000

TOTAL NEW APPROPRIATIONS	₱	350,890,000	₱	91,808,000	₱	250,000,000	₱	692,698,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personal Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	27,088,000	₱	34,420,000	₱	₱	61,508,000
Administration of Personnel Benefits		52,776,000					52,776,000

Sub-total, General Administration and Support		79,864,000		34,420,000			114,284,000

652	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Support to Operations
Auxiliary Services	2,167,000	1,959,000		4,126,000

Sub-total, Support to Operations	2,167,000	1,959,000		4,126,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased	249,291,000	47,537,000	250,000,000	546,828,000

HIGHER EDUCATION PROGRAM	249,291,000	47,537,000	250,000,000	546,828,000

Provision of Higher Education Services	249,291,000	47,537,000	25,000,000	321,828,000
Project(s)
Locally-Funded Project(s)			225,000,000	225,000,000

Construction of a Laboratory Building for the College of Engineering (Phase 2)			75,000,000	75,000,000
Construction of Science Laboratory Building in Tagum-Apokan Campus (Phase 6)			30,000,000	30,000,000
Completion of Information Technology Building (Phase 5)			40,000,000	40,000,000
Expansion/Rehabilitation of Covered Court in Mintal Campus			20,000,000	20,000,000
Completion of 5-Storey Quality Assurance, Accreditation and TLE Building (Phase 3)			30,000,000	30,000,000
Sound Proofing and Acoustic of University Gymnasium and Cultural Center			20,000,000	20,000,000
Construction/Repair of Academic Building (USEP-Mintal Campus)			10,000,000	10,000,000
Higher education research improved to promote economic productivity and innovation	18,816,000	7,165,000		25,981,000

ADVANCED EDUCATION PROGRAM	17,214,000	1,406,000		18,620,000

Provision of Advanced Education Services	17,214,000	1,406,000		18,620,000
RESEARCH PROGRAM	1,602,000	5,759,000		7,361,000

Conduct of Research Services	1,602,000	5,759,000		7,361,000
Community engagement increased	752,000	727,000		1,479,000

TECHNICAL ADVISORY EXTENSION PROGRAM	752,000	727,000		1,479,000

APRIL 29, 2019	OFFICIAL GAZETTE	653
STATE UNIVERSITIES AND COLLEGES

Provision of Extension Services		752,000		727,000				1,479,000

Sub-total, Operations		268,859,000		55,429,000		250,000,000		574,288,000

TOTAL NEW APPROPRIATIONS	₱	350,890,000	₱	91,808,000	₱	250,000,000	₱	692,698,000

New Appropriations,. by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	230,573

Total Permanent Positions	230,573

Other Compensation Common to All
Personnel Economic Relief Allowance	12,504
Representation Allowance	228
Transportation Allowance	228
Clothing and Uniform Allowance	3,126
Honoraria	2,943
Mid-Year Bonus - Civilian	19,214
Year End Bonus	19,214
Cash Gift	2,605
Productivity Enhancement Incentive	2,605
Step Increment	576

Total Other Compensation Common to All	63,243

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	602
Lump-sum for filling of Positions - Civilian	49,501

Total Other Compensation for Specific Groups	50,503

Other Benefits
PAG-IBIG Contributions	625
PhilHealth Contributions	2,446
Employees Compensation Insurance Premiums	625
Terminal Leave	2,875

Total Other Benefits	6,571

Total Personnel Services	350,890

654	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance and Other Operating Expenses
Travelling Expenses	4,505
Training and Scholarship Expenses	1,587
Supplies and Materials Expenses	18,122
Utility Expenses	18,155
Communication Expenses	1,661
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	12,028
General Services	5,862
Repairs and Maintenance	2,570
Taxes, Insurance Premiums and Other Fees	374
Other Maintenance and Operating Expenses
Advertising Expenses	367
Printing and Publication Expenses	190
Representation Expenses	4,320
Membership Dues and Contributions to Organizations	259
Other Maintenance and Operating Expenses	21,676

Total Maintenance and Other Operating Expenses	91,808

Total Current Operating Expenditures	442,698

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	225,000
Machinery and Equipment Outlay	25,000

Total Capital Outlays	250,000

TOTAL NEW APPROPRIATIONS	692,698

APRIL 29, 2019	OFFICIAL GAZETTE	655
STATE UNIVERSITIES AND COLLEGES

P. REGION XII - SOCCSKSARGEN

P.1. COTABATO STATE UNIVERSITY

(COTABATO CITY STATE POLYTECHNIC COLLEGE)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	139,097,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	29,990,000	₱	6,345,000	₱		₱	36,335,000
Operations		85,662,000		7,100,000		10,000,000		102,762,000

HIGHER EDUCATION PROGRAM		85,662,000		5,624,000		10,000,000		101,286,000
RESEARCH PROGRAM				781,000				781,000
TECHNICAL ADVISORY EXTENSION PROGRAM				695,000				695,000

TOTAL NEW APPROPRIATIONS	₱	115,652,000	₱	13,445,000	₱	10,000,000	₱	139,097,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	17,191,000	₱	6,345,000	₱		₱	23,536,000
Administration of Personnel Benefits		12,799,000						12,799,000

Sub-total, General Administration and Support		29,990,000		6,345,000				36,335,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		85,662,000		5,624,000		10,000,000		101,286,000

HIGHER EDUCATION PROGRAM		85,662,000		5,624,000		10,000,000		101,286,000

Provision of Higher Education Services		85,662,000		5,624,000				91,286,000

656	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Construction of Five (5) Storey Academic Building (Phase II)						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation				781,000				781,000

RESEARCH PROGRAM				781,000				781,000

Conduct of Research Services				781,000				781,000
Community engagement increased				695,000				695,000

TECHNICAL ADVISORY EXTENSION PROGRAM				695,000				695,000

Provision of Extension Services				695,000				695,000

Sub-total, Operations		85,662,000		7,100,000		10,000,000		102,762,000

TOTAL NEW APPROPRIATIONS	₱	115,652,000	₱	13,445,000	₱	10,000,000	₱	139,097,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	77,620

Total Permanent Positions	77,620

Other Compensation Common to All
Personnel Economic Relief Allowance	4,992
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	1,248
Honoraria	992
Mid-Year Bonus - Civilian	6,468
Year End Bonus	6,468
Cash Gift	1,040
Productivity Enhancement Incentive	1,040
Step Increment	194

Total Other Compensation Common to All	22,766

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	11,651

Total Other Compensation for Specific Groups	11,651

APRIL 29, 2019	OFFICIAL GAZETTE	657
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	250
PhilHealth Contributions	950
Employees Compensation Insurance Premiums	250
Terminal Leave	1,148

Total Other Benefits	2,598

Non-Permanent Positions	1,017

Total Personnel Services	115,652

Maintenance and Other Operating Expenses
Travelling Expenses	1,584
Training and Scholarship Expenses	1,310
Supplies and Materials Expenses	3,333
Utility Expenses	1,549
Communication Expenses	431
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	615
Professional Services	740
Repairs and Maintenance	1,817
Taxes, Insurance Premiums and Other Fees	850
Other Maintenance and Operating Expenses
Advertising Expenses	83
Printing and Publication Expenses	100
Representation Expenses	374
Transportation and Delivery Expenses	315
Membership Dues and Contributions to Organizations	94
Subscription Expenses	250

Total Maintenance and Other Operating Services	13,445

Total Current Operating Expenditures	129,097

Capital Outlays
Property, Plant and Equipment Outlay
Building and Other Structures	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	139,097

P.2. COTABATO FOUNDATION COLLEGE OF SCIENCE AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	169,245,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

658	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS
General Administration and Support	₱	40,311,000	₱	10,811,000	₱		₱	51,122,000
Operations		79,175,000		35,948,000		3,000,000		118,123,000

HIGHER EDUCATION PROGRAM		66,788,000		19,238,000		3,000,000		89,026,000
ADVANCED EDUCATION PROGRAM				990,000				990,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,623,000		1,744,000				4,367,000
CUSTODIAL CARE PROGRAM		9,764,000		13,976,000				23,740,000

TOTAL NEW APPROPRIATIONS	₱	119,486,000	₱	46,759,000	₱	3,000,000	₱	169,245,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and support
General Management and Supervision	₱	29,352,000	₱	10,811,000	₱		₱	40,163,000
Administration of Personnel Benefits		10,959,000						10,959,000

Sub-total, General Administration and Support		40,311,000		10,811,000				51,122,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		66,788,000		19,238,000		3,000,000		89,026,000

HIGHER EDUCATION PROGRAM		66,788,000		19,238,000		3,000,000		89,026,000

Provision of Higher Education Services		66,788,000		19,238,000				89,026,000
Project(s)
Locally-Funded Project(s)						3,000,000		3,000,000

Construction of Agro-Forestry Building						3,000,000		3,000,000
Higher education research improved to promote economic productivity and innovation				990,000				990,000

ADVANCED EDUCATION PROGRAM				990,000				990,000

Provision of Advanced Education Services				990,000				990,000

APRIL 29, 2019	OFFICIAL GAZETTE	659
STATE UNIVERSITIES AND COLLEGES

Community engagement increased		12,387,000		15,720,000				28,107,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,623,000		1,744,000				4,367,000

Provision of Extension Services		2,63,000		1,744,000				4,367,000
CUSTODIAL CARE PROGRAM		9,764,000		13,976,000				23,740,000

Provision of Custodial Care Services		9,764,000		13,976,000				23,740,000

Sub-total, Operations		79,175,000		35,948,000		3,000,000		118,123,000

TOTAL NEW APPROPRIATIONS	₱	119,486,000	₱	46,759,000	₱	3,000,000	₱	169,245,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	75,697

Total Permanent Positions	75,697

Other Compensation Common to All
Personnel Economic Relief Allowance	5,280
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	1,320
Honoraria	4,739
Mid-Year Bonus - Civilian	6,308
Year End Bonus	6,308
Cash Gift	1,100
Productivity Enhancement Incentive	1,100
Step Increment	188

Total Other Compensation Common to All	26,667

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	3,397
Lump-sum for filling of Positions - Civilian	10,421

Total Other Compensation for Specific Groups	13,818

Other Benefits
PAG-IBIG Contributions	264
PhilHealth Contributions	869
Employees Compensation Insurance Premiums	264
Terminal Leave	538

660	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Total Other Benefits	1,935

Non-Permanent Positions	1,369

Total Personnel Services	119,486

Maintenance and Other Operating Expenses
Travelling Expenses	3,059
Training and Scholarship Expenses	12,494
Supplies and Materials Expenses	18,002
Utility Expenses	3,197
Communication Expenses	412
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
General Services	4,363
Repairs and Maintenance	2,743
Taxes, Insurance Premiums and Other Fees	1,013
Other Maintenance and Operating Expenses
Printing and Publication Expenses	104
Representation Expenses	895
Membership Dues and Contributions to Organizations	117
Subscription Expenses	250

Total Maintenance and Other Operating Services	46,759

Total Current Operating Expenditures	166,245

Capital Outlays
Property, Plant and Equipment Outlay
Building and Other Structures	3,000

Total Capital Outlays	3,000

TOTAL NEW APPROPRIATIONS	169,245

P.3. SULTAN KUDARAT STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	308,392,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	63,550,000	₱	21,805,000	₱	9,000,000	₱	94,355,000
Operations		170,323,000		43,614,000		100,000		214,037,000

APRIL 29, 2019	OFFICIAL GAZETTE	661
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM		170,323,000		28,591,000				198,914,000
ADVANCED EDUCATION PROGRAM				1,786,000				1,786,000
RESEARCH PROGRAM				11,509,000		100,000		11,609,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,728,000				1,728,000

TOTAL NEW APPROPRIATIONS	₱	233,873,000	₱	65,419,000	₱	9,100,000	₱	308,392,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,576,000	₱	21,805,000	₱	9,000,000	₱	51,381,000
Administration of Personnel Benefits		42,974,000						42,974,000

Sub-total, General Administration and Support		63,550,000		21,805,000		9,000,000		94,355,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		170,323,000		28,591,000				198,914,000

HIGHER EDUCATION PROGRAM		170,323,000		28,591,000				198,914,000

Provision of Higher Education Services		170,323,000		28,591,000				198,914,000
Higher education research improved to promote economic productivity and innovation				13,295,000		100,000		13,395,000

ADVANCED EDUCATION PROGRAM				1,786,000				1,786,000

Provision of Advanced Education Services				1,786,000				1,786,000
RESEARCH PROGRAM				11,509,000		100,000		11,609,000

Conduct of Research Services				11,509,000		100,000		11,609,000
Community engagement increased				1,728,000				1,728,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,728,000				1,728,000

Provision of Extension Services				1,728,000				1,728,000

Sub-total, Operations		170,323,000		43,614,000		100,000		214,037,000

TOTAL NEW APPROPRIATIONS	₱	233,873,000	₱	65,419,000	₱	9,100,000	₱	308,392,000

662	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	148,087

Total Permanent Positions	148,087

Other Compensation Common to All
Personnel Economic Relief Allowance	7,896
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	1,974
Honoraria	1,115
Mid-Year Bonus - Civilian	12,341
Year End Bonus	12,341
Cash Gift	1,645
Productivity Enhancement Incentive	1,645
Step Increment	370

Total Other Compensation Common to All	39,651

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13
Lump-sum for filling of Positions - Civilian	35,720

Total Other Compensation for Specific Groups	35,733

Other Benefits
PAG-IBIG Contributions	395
PhilHealth Contributions	1,565
Employees Compensation Insurance Premiums	395
Terminal Leave	7,254

Total Other Benefits	9,609

Non-Permanent Positions	793

Total Personnel Services	233,873

Maintenance and Other Operating Expenses
Travelling Expenses	8,476
Training and Scholarship Expenses	9,476
Supplies and Materials Expenses	16,024
Utility Expenses	8,556

APRIL 29, 2019	OFFICIAL GAZETTE	663
STATE UNIVERSITIES AND COLLEGES

Communication Expenses		4,250
Survey, Research, Exploration and
Development Expenses		250
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses		115
Professional Services		7,390
Repairs and Maintenance		7,809
Taxes, Insurance Premiums and Other Fees		141
Labor and Wages		100
Other Maintenance and Operating Expenses
Advertising Expenses		47
Printing and Publication Expenses		725
Representation Expenses		1,363
Transportation and Delivery Expenses		150
Membership Dues and Contributions to Organizations		475
Subscription Expenses		72

Total Maintenance and Other Operating Services		65,419

Total Current Operating Expenditures		299,292

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay		9,100

Total Capital Outlays		9,100

TOTAL NEW APPROPRIATIONS		308,392

P.4. UNIVERSITY OF SOUTHERN MINDANAO
For general administration and support, support to operations, and operations, including Locally-funded project(s), as indicated hereunder	₱	514,772,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	122,860,000	₱	25,424,000	₱		₱	148,284,000
Support to Operations		9,124,000		338,000				9,462,000
Operations		323,231,000		25,795,000		8,000,000		357,026,000

HIGHER EDUCATION PROGRAM		286,579,000		11,648,000		8,000,000		306,227,000
ADVANCED EDUCATION PROGRAM		29,668,000		988,000				30,656,000
RESEARCH PROGRAM		5,908,000		11,854,000				17,762,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,076,000		1,305,000				2,381,000

TOTAL NEW APPROPRIATIONS	₱	455,215,000	₱	51,557,000	₱	8,000,000	₱	514,772,000

664	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	64,493,000	₱	25,424,000	₱		₱	89,917,000
Administration of Personnel Benefits		58,367,000						58,367,000

Sub-total, General Administration and Support		122,860,000		25,424,000				148,284,000

Support to Operations
Auxiliary Services		9,124,000		338,000				9,462,000

Sub-total, Support to Operations		9,124,000		338,000				9,462,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		286,579,000		11,648,000		8,000,000		306,227,000

HIGHER EDUCATION PROGRAM		286,579,000		11,648,000		8,000,000		306,227,000

Provision of Higher Education Services		286,579,000		11,648,000		3,000,000		301,227,000
Project(s)
Locally-Funded Project(s)						5,000,000		5,000,000

Construction of USM Institute of Middle East Asian Studies Building						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation		35,576,000		12,842,000				48,418,000

ADVANCED EDUCATION PROGRAM		29,668,000		988,000				30,656,000

Provision of Advanced Education Services		29,668,000		988,000				30,656,000
RESEARCH PROGRAM		5,908,000		11,854,000				17,762,000

Conduct of Research Services		5,908,000		11,854,000				17,762,000
Community engagement increased		1,076,000		1,305,000				2,381,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,076,000		1,305,000				2,381,000

APRIL 29, 2019	OFFICIAL GAZETTE	665
STATE UNIVERSITIES AND COLLEGES

Provision of Extension Services		1,076,000		1,305,000				2,381,000

Sub-total, Operations		323,231,000		25,795,000		8,000,000		357,026,000

TOTAL NEW APPROPRIATIONS	₱	455,215,000	₱	51,557,000	₱	8,000,000	₱	514,772,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	304,970

Total Permanent Positions	304,970

Other Compensation Common to All
Personnel Economic Relief Allowance	16,032
Representation Allowance	342
Transportation Allowance	342
Clothing and Uniform Allowance	4,008
Honoraria	3,105
Mid-Year Bonus - Civilian	25,414
Year End Bonus	25,414
Cash Gift	3,340
Productivity Enhancement Incentive	3,340
Step Increment	762

Total Other Compensation Common to All	82,099

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	562
Lump-sum for filling of Positions - Civilian	47,905

Total Other Compensation for Specific Groups	48,467

Other Benefits
PAG-IBIG Contributions	801
PhilHealth Contributions	3,128
Employees Compensation Insurance Premiums	801
Terminal Leave	10,462

Total Other Benefits	15,192

Non-Permanent Positions	4,487

Total Personnel Services	455,215

666	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance and Other Operating Expenses
Travelling Expenses	3,997
Training and Scholarship Expenses	3,676
Supplies and Materials Expenses	6,482
Utility Expenses	11,341
Communication Expenses	558
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	95
Professional Services	339
General Services	4,524
Repairs and Maintenance	3,893
Financial Assistance/Subsidy	13,626
Taxes, Insurance Premiums and Other Fees	936
Other Maintenance and Operating Expenses
Representation Expenses	1,473
Membership Dues and Contributions to Organizations	158
Subscription Expenses	3
Other Maintenance and Operating Expenses	456

Total Maintenance and Other Operating Services	51,557

Total Current Operating Expenditures	506,772

Capital Outlays
Property, Plant and Equipment Outlay
Building and Other Structures	5,000
Machinery and Equipment Outlay	3,000

Total Capital Outlays	8,000

TOTAL NEW APPROPRIATIONS	514,772

APRIL 29, 2019	OFFICIAL GAZETTE	667
STATE UNIVERSITIES AND COLLEGES

Q. REGION XIII - CARAGA

Q.1. AGUSAN DEL SUR STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	₱	212,025,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	19,820,000	₱	6,809,000	₱		₱	26,629,000
Support to Operations				26,284,000		13,730,000		40,014,000
Operations		46,319,000		43,471,000		55,592,000		145,382,000

HIGHER EDUCATION PROGRAM		46,319,000		41,887,000		55,592,000		143,798,000
RESEARCH PROGRAM				442,000				442,000
TECHNICAL ADVISORY EXTENSION PROGRAM				419,000				419,000
ADVANCED HIGHER EDUCATION PROGRAM				723,000				723,000

TOTAL NEW APPROPRIATIONS	₱	66,139,000	₱	76,564,000	₱	69,322,000	₱	212,025,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,059,000	₱	6,809,000	₱		₱	19,868,000
Administration of Personnel Benefits		6,761,000						6,761,000

Sub-total, General Administration and Support		19,820,000		6,809,000				26,629,000

Support to Operations
Auxiliary Services				26,284,000				26,284,000

Project(s)
Locally-Funded Project(s)						13,730,000		13,730,000

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Rehabilitation of Track and Field (Phase II)						13,730,000		13,730,000

Sub-total, Support to Operations				26,284,000		13,730,000		40,014,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		46,319,000		41,887,000		55,592,000		143,798,000

HIGHER EDUCATION PROGRAM		46,319,000		41,887,000		55,592,000		143,798,000

Provision of Higher Education Services		46,319,000		41,887,000				88,206,000
Project(s)
Locally-Funded Project(s)						55,592,000		55,592,000

Upgrading of School and Laboratory Buildings and Purchase of Equipment and Facilities						55,592,000		55,592,000
Higher education research Improved to promote economic productivity and innovation				861,000				861,000

ADVANCED EDUCATION PROGRAM				442,000				442,000

Provision of Advanced Higher Education Services				442,000				442,000
RESEARCH PROGRAM				419,000				419,000

Conduct of Research Services				419,000				419,000
Community engagement increased				723,000				723,000

TECHNICAL ADVISORY EXTENSION PROGRAM				723,000				723,000

Provision of Extension Services				723,000				723,000

Sub-total, Operations		46,319,000		43,471,000		55,592,000		145,382,000

TOTAL NEW APPROPRIATIONS	₱	66,139,000	₱	76,564,000	₱	69,322,000	₱	212,025,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								43,612

Total Permanent Positions								43,612

APRIL 29, 2019	OFFICIAL GAZETTE	669
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	3,048
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	762
Honoraria	622
Mid-Year Bonus - Civilian	3,635
Year End Bonus	3,635
Cash Gift	635
Productivity Enhancement Incentive	635
Step Increment	109

Total Other Compensation Common to All	13,417

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	122
Lump-sum for filling of Positions - Civilian	2,226
Other Personnel Benefits	840
Anniversary Bonus - Civilian	225

Total Other Compensation for Specific Groups	3,413

Other Benefits
PAG-IBIG Contributions	152
PhilHealth Contributions	529
Employees Compensation Insurance Premiums	152
Terminal Leave	4,535

Total Other Benefits	5,368

Non-Permanent Positions	329

Total Personnel Services	66,139

Maintenance and Other Operating Expenses
Travelling Expenses	4,169
Training and Scholarship Expenses	11,104
Supplies and Materials Expenses	9,418
Utility Expenses	7,821
Communication Expenses	206
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	185
Professional Services	19,214
General Services	6,985
Repairs and Maintenance	15,611
Taxes, Insurance Premiums and Other Fees	1,054
Other Maintenance and Operating Expenses
Advertising Expenses	71
Printing and Publication Expenses	. 431
Representation Expenses	30
Transportation and Delivery Expenses	80
Rent/Lease Expenses	60
Membership Dues and Contributions to Organizations	105
Subscription Expenses	20

Total Maintenance and Other Operating Expenses	76,564

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GENERAL APPROPRIATIONS ACT, FY 2019

Total Current Operating Expenditures	142,703

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and other Structures	69,322

Total Capital Outlays	69,322

TOTAL NEW APPROPRIATIONS	212,025

Q.2. CARAGA STATE UNIVERSITY

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	₱	374,158,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	25,504,000	₱	39,870,000	₱		₱	65,374,000
Operations		137,886,000		10,898,000		160,000,000		308,784,000

HIGHER EDUCATION PROGRAM		137,658,000		8,085,000		160,000,000		305,743,000
ADVANCED EDUCATION PROGRAM		30,000		345,000				375,000
RESEARCH PROGRAM		100,000		1,863,000				1,963,000
TECHNICAL ADVISORY EXTENSION PROGRAM		98,000		605,000				703,000

TOTAL NEW APPROPRIATIONS	₱	163,390,000	₱	50,768,000	₱	160,000,000	₱	374,158,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,163,000	₱	39,870,000	₱		₱	58,033,000
Administration of Personnel Benefits		7,341,000						7,341,000

APRIL 29, 2019	OFFICIAL GAZETTE	671
STATE UNIVERSITIES AND COLLEGES

Sub-total, General Administration and Support		25,504,000		39,870,000				65,374,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		137,658,000		8,085,000		160,000,000		305,743,000

HIGHER EDUCATION PROGRAM		137,658,000		8,085,000		160,000,000		305,743,000

Provision of Higher Education Services		137,658,000		8,085,000				145,743,000
Project(s)
Locally-Funded Project(s)						160,000,000		160,000,000

Construction of College of Engineering and Information Technology Complex						70,000,000		70,000,000
Construction of New State-of- the-Art University Library						70,000,000		70,000,000
Construction of Multi-Purpose Building (CAS)						20,000,000		20,000,000
Higher education research Improved to promote economic productivity and innovation		130,000		2,208,000				2,338,000

ADVANCED EDUCATION PROGRAM		30,000		345,000				375,000

Provision of Advanced Education Services		30,000		345,000				375,000
RESEARCH PROGRAM		100,000		1,863,000				1,963,000

Conduct of Research Services		100,000		1,863,000				1,963,000
Community engagement increased		98,000		605,000				703,000

TECHNICAL ADVISORY EXTENSION PROGRAM		98,000		605,000				703,000

Provision of Extension Services		98,000		605,000				703,000

Sub-total, Operations		137,886,000		10,898,000		160,000,000		308,784,000

TOTAL NEW APPROPRIATIONS	₱	163,390,000	₱	50,768,000	₱	160,000,000	₱	374,158,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								116,762

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Total Permanent Positions	116,762

Other Compensation Common to All
Personnel Economic Relief Allowance	7,032
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	1,758
Honoraria	4,154
Mid-Year Bonus - Civilian	9,730
Year End Bonus	9,730
Cash Gift	1,465
Productivity Enhancement Incentive	1,465
Step Increment	292

Total Other Compensation Common to All	35,962

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	232
Lump-sum for filling of Positions - Civilian	5,951

Total Other Compensation for Specific Groups	6,183

Other Benefits
PAG-IBIG Contributions	352
PhilHealth Contributions	1,349
Employees Compensation Insurance Premiums	352
Terminal Leave	1,390

Total Other Benefits	3,443

Non-Permanent Positions	1,040

Total Personnel Services	163,390

Maintenance and Other Operating Expenses
Travelling Expenses	3,451
Training and Scholarship Expenses	2,726
Supplies and Materials Expenses	10,340
Utility Expenses	16,845
Communication Expenses	833
Awards/Rewards and Prizes	107
Survey, Research, Exploration and Development Expenses	65
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	249
Professional Services	2,494
General Services	5,445
Repairs and Maintenance	2,979
Taxes, Insurance Premiums and Other Fees	2,048
Other Maintenance and Operating Expenses
Printing and Publication Expenses	790
Representation Expenses	2,073
Transportation and Delivery Expenses	2
Rent/Lease Expenses	90
Membership Dues and Contributions to Organizations	7

APRIL 29, 2019	OFFICIAL GAZETTE	673
STATE UNIVERSITIES AND COLLEGES

Subscription Expenses	200
Other Maintenance and Operating Expenses	24

Total Maintenance and Other Operating Expenses	50,768

Total Current Operating Expenditures	214,158

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	160,000

Total Capital Outlays	160,000

TOTAL NEW APPROPRIATIONS	374,158

Q.3. SURIGAO DEL SUR STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	557,114,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	53,563,000	₱	25,619,000	₱		₱	79,182,000
Operations		164,550,000		38,382,000		275,000,000		477,932,000

HIGHER EDUCATION PROGRAM		161,050,000		23,846,000		275,000,000		459,896,000
ADVANCED EDUCATION PROGRAM		500,000		1,389,000				1,889,000
RESEARCH PROGRAM		1,500,000		7,153,000				8,653,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,500,000		5,994,000				7,494,000

TOTAL NEW APPROPRIATIONS	₱	218,113,000	₱	64,001,000	₱	275,000,000	₱	557,114,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support

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GENERAL APPROPRIATIONS ACT, FY 2019

General Management and Supervision	₱	37,272,000	₱	25,619,000	₱		₱	62,891,000
Administration of Personnel Benefits		16,291,000						16,291,000

Sub-total, General Administration and Support		53,563,000		25,619,000				79,182,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		161,050,000		23,846,000		275,000,000		459,896,000

HIGHER EDUCATION PROGRAM		161,050,000		23,846,000		275,000,000		459,896,000

Provision of Higher Education Services Project(s)		161,050,000		23,846,000				184,896,000
Locally-Funded Project(s)						275,000,000		275,000,000

Construction of Academic Buildings (Six Campuses)						220,000,000		220,000,000
Expansion/Improvement of Student Dormitories (Five Campuses)						55,000,000		55,000,000
Higher education research improved to promote economic productivity and innovation		2,000,000		8,542,000				10,542,000

ADVANCED EDUCATION PROGRAM		500,000		1,389,000				1,889,000

Provision of Advanced Education Services		500,000		1,389,000				1,889,000
RESEARCH PROGRAM		1,500,000		7,153,000				8,653,000

Conduct of Research Services		1,500,000		7,153,000				8,653,000
Community engagement increased		1,500,000		5,994,000				7,494,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,500,000		5,994,000				7,494,000

Provision of Extension Services		1,500,000		5,994,000				7,494,000

Sub-total, Operations		164,550,000		38,382,000		275,000,000		477,932,000

TOTAL NEW APPROPRIATIONS	₱	218,113,000	₱	64,001,000	₱	275,000,000	₱	557,114,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

APRIL 29, 2019	OFFICIAL GAZETTE	675
STATE UNIVERSITIES AND COLLEGES

Basic Salary	150,119

Total Permanent Positions	150,119

Other Compensation Common to All
Personnel Economic Relief Allowance	10,128
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	2,532
Honoraria	3,500
Mid-Year Bonus - Civilian	12,510
Year End Bonus	12,510
Cash Gift	2,110
Productivity Enhancement Incentive	2,110
Step Increment	376

Total Other Compensation Common to All	46,112

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	593
Lump-sum for filling of Positions - Civilian	15,409

Total Other Compensation for Specific Groups	16,002

Other Benefits
PAG-IBIG Contributions	507
PhilHealth Contributions	1,832
Employees Compensation Insurance Premiums	507
Terminal Leave	882

Total Other Benefits	3,728

Non-Permanent Positions	2,152

Total Personnel Services	218,113

Maintenance and Other Operating Expenses
Travelling Expenses	9,422
Training and Scholarship Expenses	3,451
Supplies and Materials Expenses	18,109
Utility Expenses	7,583
Communication Expenses	691
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,500
Professional Services	5,079
General Services	7,440
Repairs and Maintenance	6,873
Taxes, Insurance Premiums and Other Fees	577
Other Maintenance and Operating Expenses
Advertising Expenses	640
Printing and Publication Expenses	185
Representation Expenses	1,700
Transportation and Delivery Expenses	178
Membership Dues and Contributions to Organizations	185
Subscription Expenses	388

676	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Total Maintenance and Other Operating Expenses	64,001

Total Current Operating Expenditures	282,114

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	275,000

Total Capital Outlays	275,000

TOTAL NEW APPROPRIATIONS	557,114

Q.4. SURIGAO STATE COLLEGE OF TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	403,807,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	48,000,000	₱	22,211,000	₱		₱	70,211,000
Operations		136,625,000		54,971,000		142,000,000		333,596,000

HIGHER EDUCATION PROGRAM		136,625,000		44,695,000		142,000,000		323,320,000
ADVANCED EDUCATION PROGRAM				2,106,000				2,106,000
RESEARCH PROGRAM				5,517,000				5,517,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,653,000				2,653,000

TOTAL NEW APPROPRIATIONS	₱	184,625,000	₱	77,182,000	₱	142,000,000	₱	403,807,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,407,000	₱	22,211,000	₱		₱	40,618,000

APRIL 29, 2019	OFFICIAL GAZETTE	677
STATE UNIVERSITIES AND COLLEGES

Administration of Personnel Benefits		29,593,000						29,593,000

Sub-total, General Administration and Support		48,000,000		22,211,000				70,211,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		136,625,000		44,695,000		142,000,000		323,320,000

HIGHER EDUCATION PROGRAM		136,625,000		44,695,000		142,000,000		323,320,000

Provision of Higher Education Services Project(s)		136,625,000		44,695,000				181,320,000
Locally-Funded Project(s)						142,000,000		142,000,000

Completion of Four (4) Storey Science Building - Main Campus						12,000,000		12,000,000
Repair and Improvement of Academic Building - Del Carmen Campus						30,000,000		30,000,000
Improvement of Dormitory - Malimono Campus						10,000,000		10,000,000
Improvement of Learning Resource Center (Main Campus-23,000, Del Carmen Campus-29,000) and Procurement of Lab Equipment for Training (23,000)						75,000,000		75,000,000
Improvement of Dormitories (Del Carmen Campus)						15,000,000		15,000,000
Higher education research improved to promote economic productivity and innovation				7,623,000				7,623,000

ADVANCED EDUCATION PROGRAM				2,106,000				2,106,000

Provision of Advanced Education Services				2,106,000				2,106,000
RESEARCH PROGRAM				5,517,000				5,517,000

Conduct of Research Services				5,517,000				5,517,000
Community engagement increased				2,653,000				2,653,000

TECHNICAL ADVISORY EXTENSION PROGRAM				2,653,000				2,653,000

Provision of Extension Services				2,653,000				2,653,000

Sub-total, Operations		136,625,000		54,971,000		142,000,000		333,596,000

TOTAL NEW APPROPRIATIONS	₱	184,625,000	₱	77,182,000	₱	142,000,000	₱	403,807,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

678	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	116,995

Total Permanent Positions	116,995

Other Compensation Common to All
Personnel Economic Relief Allowance	7,104
Clothing and Uniform Allowance	1,776
Honoraria	836
Mid-Year Bonus - Civilian	9,750
Year End Bonus	9,750
Cash Gift	1,480
Productivity Enhancement Incentive	1,480
Step Increment	293

Total Other Compensation Common to All	32,469

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	329
Lump-sum for filling of Positions - Civilian	28,375

Total Other Compensation for Specific Groups	28,704

Other Benefits
PAG-IBIG Contributions	356
PhilHealth Contributions	1,421
Employees Compensation Insurance Premiums	356
Terminal Leave	1,218

Total Other Benefits	3,351

Non-Permanent Positions	3,106

Total Personnel Services	184,625

Maintenance and Other Operating Expenses
Travelling Expenses	6,944
Training and Scholarship Expenses	9,316
Supplies and Materials Expenses	15,229
Utility Expenses	9,668
Communication Expenses	2,114
Survey, Research, Exploration and Development Expenses	50
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	210
Professional Services	3,628
General Services	15,625
Repairs and Maintenance	9,533

APRIL 29, 2019	OFFICIAL GAZETTE	679
STATE UNIVERSITIES AND COLLEGES

Taxes, Insurance Premiums and Other Fees	1,938
Other Maintenance and Operating Expenses
Advertising Expenses	144
Printing and Publication Expenses	150
Representation Expenses	1,042
Transportation and Delivery Expenses	5
Rent/Lease Expenses	322
Membership Dues and Contributions to Organizations	83
Subscription Expenses	35
Other Maintenance and Operating Expenses	1,146

Total Maintenance and Other Operating Expenses	77,182

Total Current Operating Expenditures	261,807

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	142,000

Total Capital Outlays	142,000

TOTAL NEW APPROPRIATION	403,807

680	OFFICIAL GAZETTE	VOL. 115, NO. 17
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R. AUTONOMOUS REGION IN MUSLIM MINDANAO (ARMM)

R.1. ADIONG MEMORIAL POLYTECHNIC STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project (s), as indicated hereunder	₱	57,309,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	9,982,000	₱	12,309,000	₱		₱	22,291,000
Support to Operations		2,000		556,000		1,080,000		1,638,000
Operations		16,098,000		10,724,000		6,558,000		33,380,000

HIGHER EDUCATION PROGRAM		16,098,000		4,839,000		6,558,000		27,495,000
ADVANCED EDUCATION PROGRAM				558,000				558,000
RESEARCH PROGRAM				1,671,000				1,671,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,656,000				3,656,000

TOTAL NEW APPROPRIATIONS	₱	26,082,000	₱	23,589,000	₱	7,638,000	₱	57,309,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	9,982,000	₱	12,309,000	₱		₱	22,291,000

Sub-total, General Administration and Support		9,982,000		12,309,000				22,291,000

Support to Operations
Auxiliary Services		2,000		556,000				558,000

Project(s)
Locally-Funded Project(s)						1,080,000		1,080,000

Completion of Perimeter Fencing (Phase II)						1,080,000		1,080,000

APRIL 29, 2019	OFFICIAL GAZETTE	681
STATE UNIVERSITIES AND COLLEGES

Sub-total, Support to Operations		2,000		556,000		1,080,000		1,638,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		16,098,000		4,839,000		6,558,000		27,495,000

HIGHER EDUCATION PROGRAM		16,098,000		4,839,000		6,558,000		27,495,000

Provision of Higher Education Services Project(s)		16,098,000		4,839,000				20,937,000
Locally-Funded Project(s)						6,558,000		6,558,000

Completion of Two-Storey Laboratory High School Building (Phase II)						1,994,000		1,994,000
Completion of Two-Storey College of Forestry Building (Phase II)						1,982,000		1,982,000
Completion of Two-Storey College of Business Administration Building (Phase II)						1,982,000		1,982,000
Completion of Two-Storey Academic Building (Phase II)						600,000		600,000
Higher education research improved to promote economic productivity and innovation				2,229,000				2,229,000

ADVANCED EDUCATION PROGRAM				558,000				558,000

Provision of Advanced Education Services				558,000				558,000
RESEARCH PROGRAM				1,671,000				1,671,000

Provision of Research Services				1,671,000				1,671,000
Community engagement increased				3,656,000				3,656,000

TECHNICAL ADVISORY EXTENSION PROGRAM				3,656,000				3,656,000

Provision of Extension Services				3,656,000				3,656,000

Sub-total, Operations		16,098,000		10,724,000		6,558,000		33,380,000

TOTAL NEW APPROPRIATIONS	₱	26,082,000	₱	23,589,000	₱	7,638,000	₱	57,309,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

682	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Permanent Positions
Basic Salary	19,521

Total Permanent Positions	19,521

Other Compensation Common to All
Personnel Economic Relief Allowance	1,272
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	318
Honoraria	167
Mid-Year Bonus - Civilian	1,627
Year End Bonus	1,627
Cash Gift	265
Productivity Enhancement Incentive	265
Step Increment	49

Total Other Compensation Common to All	5,914

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13

Total Other Compensation for Specific Groups	13

Other Benefits
PAG-IBIG Contributions	64
PhilHealth Contributions	241
Employees Compensation Insurance Premiums	64

Total Other Benefits	369

Non-Permanent Positions	265

Total Personnel Services	26,082

Maintenance and Other Operating Expenses
Travelling Expenses	3,917
Training and Scholarship Expenses	793
Supplies and Materials Expenses	4,774
Utility Expenses	357
Communication Expenses	345
Awards/Rewards and Prizes	415
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	450
Professional Services	1,600
General Services	4,372
Repairs and Maintenance	590
Labor and Mages	1,832
Other Maintenance and Operating Expenses
Advertising Expenses	670
Printing and Publication Expenses	1,164
Representation Expenses	795
Transportation and Delivery Expenses	474
Rent/Lease Expenses	216

APRIL 29, 2019	OFFICIAL GAZETTE	683
STATE UNIVERSITIES AND COLLEGES

Membership Dues and Contributions to Organizations	425
Other Maintenance and Operating Expenses	400

Total Maintenance and Other Operating Expenses	23,589

Total Current Operating Expenditures	49,671

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	1,080
Buildings and Other Structures	6,558

Total Capital Outlays	7,638

TOTAL NEW APPROPRIATIONS	57,309

R.2. BASILAN STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	105,603,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	20,768,000	₱	12,617,000	₱		₱	33,385,000
Operations		46,227,000		15,991,000		10,000,000		72,218,000

HIGHER EDUCATION PROGRAM		46,227,000		14,910,000		10,000,000		71,137,000
RESEARCH PROGRAM				552,000				552,000
TECHNICAL ADVISORY EXTENSION PROGRAM				529,000				529,000

TOTAL NEW APPROPRIATIONS	₱	66,995,000	₱	28,608,000	₱	10,000,000	₱	105,603,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,319,000	₱	12,617,000	₱		₱	30,936,000
Administration of Personnel Benefits		2,449,000						2,449,000

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Sub-total, General Administration and Support		20,768,000		12,617,000				33,385,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		46,227,000		14,910,000		10,000,000		71,137,000

HIGHER EDUCATION PROGRAM		46,227,000		14,910,000		10,000,000		71,137,000

Provision of Higher Education Services		46,227,000		14,910,000				61,137,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Construction of Sports Complex, Main Campus						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation				552,000				552,000

RESEARCH PROGRAM				552,000				552,000

Conduct of Research Services				552,000				552,000
Community engagement increased				529,000				529,000

TECHNICAL ADVISORY EXTENSION PROGRAM				529,000				529,000

Provision of Extension Services				529,000				529,000

Sub-total, Operations		46,227,000		15,991,000		10,000,000		72,218,000

TOTAL NEW APPROPRIATIONS	₱	66,995,000	₱	28,608,000	₱	10,000,000	₱	105,603,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	47,600

Total Permanent Positions	47,600

Other Compensation Common to All
Personnel Economic Relief Allowance	3,240
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	810

APRIL 29, 2019	OFFICIAL GAZETTE	685
STATE UNIVERSITIES AND COLLEGES

Honoraria	358
Mid-Year Bonus - Civilian	3,967
Year End Bonus	3,967
Cash Gift	675
Productivity Enhancement Incentive	675
Step Increment	119

Total Other Compensation Common to All	14,135

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	133
Lump-sum for filling of Positions - Civilian	2,405
Anniversary Bonus - Civilian	405

Total Other Compensation for Specific Groups	2,943

Other Benefits
PAG-IDIG Contributions	162
PhilHealth Contributions	583
Employees Compensation Insurance Premises	162
Loyalty Award - Civilian	135
Terminal Leave	44

Total Other Benefits	1,086

Non-Permanent Positions	1,231

Total Personnel Services	66,995

Maintenance and Other Operating Expenses
Travelling Expenses	2,549
Training and Scholarship Expenses	366
Supplies and Materials Expenses	4,549
Utility Expenses	7,801
Communication Expenses	463
Awards/Rewards and Prizes	156
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	120
Professional Services	4,410
General Services	3,092
Repairs and Maintenance	684
Taxes, Insurance Premiums and Other Fees	499
Labor and Wages	2,119
Other Maintenance and Operating Expenses
Advertising Expenses	21
Printing and Publication Expenses	5
Representation Expenses	1,154
Transportation and Delivery Expenses	74
Rent/Lease Expenses	384
Membership Dues and Contributions to Organizations	162

Total Maintenance and Other Operating Expenses	28,608

Total Current Operating Expenditures	95,603

686	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Capital Outlays
Property, Plant and Equipment Outlay Buildings and Other Structures	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	105,603

R.3. MINDANAO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	3,052,829,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	584,320,000	₱	94,777,000	₱		₱	679,097,000
Support to Operations		75,432,000		2,746,000				78,178,000
Operations		2,102,061,000		144,493,000		49,000,000		2,295,554,000

HIGHER EDUCATION PROGRAM		1,978,569,000		138,568,000		49,000,000		2,166,137,000
ADVANCED EDUCATION PROGRAM		11,647,000		819,000				12,466,000
RESEARCH PROGRAM		83,905,000		3,410,000				87,315,000
TECHNICAL ADVISORY EXTENSION PROGRAM		27,940,000		1,696,000				29,636,000

TOTAL NEW APPROPRIATIONS	₱	2,761,813,000	₱	242,016,000	₱	49,000,000	₱	3,052,829,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	390,685,000	₱	94,777,000	₱		₱	485,462,000

Region X - Northern Mindanao		20,494,000		10,828,000				31,322,000

Mindanao State University - Naawan		20,494,000		10,828,000				31,322,000

APRIL 29, 2019	OFFICIAL GAZETTE	687
STATE UNIVERSITIES AND COLLEGES

Autonomous Region in Muslim Mindanao (ARMM)	370,191,000	83,949,000		454,140,000

Mindanao State University - General Santos	46,857,000	10,388,000		57,245,000
Mindanao State University - Maguindanao	35,988,000	6,116,000		42,104,000
Mindanao State University - Marawi	266,382,000	60,530,000		326,912,000
Mindanao State University - Sulu	20,964,000	6,915,000		27,879,000
Administration of Personnel Benefits	193,635,000			193,635,000
Region X - Northern Mindanao	10,144,000			10,144,000
Mindanao State University - Naawan	10,144,000			10,144,000
Autonomous Region in Muslim Mindanao (ARMM)	183,491,000			183,491,000
Mindanao State University - General Santos	13,410,000			13,410,000
Mindanao State University - Maguindanao	11,156,000			11,156,000
Mindanao State University - Marawi	142,780,000			142,780,000
Mindanao State University - Sulu	16,145,000			16,145,000
Sub-total, General Administration and Support	584,320,000	94,777,000		679,097,000
Support to Operations
Auxiliary Services	75,432,000	2,746,000		78,178,000
Region X - Northern Mindanao	3,102,000	164,000		3,266,000
Mindanao State University - Naawan	3,102,000	164,000		3,266,000
Autonomous Region in Muslim Mindanao (ARMM)	72,330,000	2,582,000		74,912,000
Mindanao State University - General Santos	10,390,000	1,301,000		11,691,000
Mindanao State University - Maguindanao	9,014,000	262,000		9,276,000
Mindanao State University - Marawi	51,343,000	651,000		51,994,000
Mindanao State University - Sulu	1,583,000	368,000		1,951,000
Sub-Total, Support to Operations	75,432,000	2,746,000		78,178,000
Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased	1,978,569,000	138,568,000	49,000,000	2,166,137,000

HIGHER EDUCATION PROGRAM	1,978,569,000	138,568,000	49,000,000	2,166,137,000
Provision of Higher Education Services	1,978,569,000	138,568,000		2,117,137,000
Region X - Northern Mindanao	57,211,000	3,365,000		60,576,000

688	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Mindanao State University - Naawan	57,211,000	3,365,000		60,576,000
Autonomous Region in Muslim Mindanao (ARMM)	1,921,358,000	135,203,000		2,056,561,000

Mindanao State University - General Santos	231,876,000	12,405,000		244,281,000
Mindanao State University - Maguindanao	148,559,000	10,710,000		159,269,000
Mindanao State University - Marawi	1,398,054,000	109,295,000		1,507,349,000
Mindanao State University - Sulu	142,869,000	2,793,000		145,662,000
Project(s)
Locally-Funded Project(s)			49,000,000	49,000,000
Construction of Campus Gymnasium of MSU-LNAC			6,000,000	6,000,000
Autonomous Region in Muslim Mindanao (ARMM)			6,000,000	6,000,000
Mindanao State University - Marawi			6,000,000	6,000,000
Construction of College of Public Affairs and Governance Building (Two-Storey, Ten Classrooms), MSU-Maguindanao Campus			6,000,000	6,000,000
Autonomous Region in Muslim Mindanao (ARMM)			6,000,000	6,000,000
Mindanao State University - Maguindanao			6,000,000	6,000,000
Construction of Administration Building, MSU-Buug Campus			5,000,000	5,000,000
Autonomous Region in Muslim Mindanao (ARMM)			5,000,000	5,000,000
Mindanao State University - Marawi			5,000,000	5,000,000
Construction of Administration Building, MSU-Sulu Campus			5,000,000	5,000,000
Autonomous Region in Muslim Mindanao (ARMM)			5,000,000	5,000,000
Mindanao State University - Sulu			5,000,000	5,000,000
Construction of MSU International Training Center and Dormitory (Phase 1), MSU-Main Campus			25,000,000	25,000,000
Autonomous Region in Muslim Mindanao (ARMM)			25,000,000	25,000,000
Mindanao State University - Marawi			25,000,000	25,000,000
Purchase of Equipment for Instructional, Laboratory and Training, MSU-Maigo Campus			2,000,000	2,000,000
Autonomous Region in Muslim Mindanao (ARMM)			2,000,000	2,000,000
Mindanao State University - Marawi			2,000,000	2,000,000
Higher education research improved to promote economic productivity and innovation	95,552,000	4,229,000		99,781,000

APRIL 29, 2019	OFFICIAL GAZETTE	689
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM		11,647,000		819,000				12,466,000
Provision of Advanced Education Services		11,647,000		819,000				12,466,000
Autonomous Region in Muslim Mindanao (ARMM)		11,647,000		819,000				12,466,000
Mindanao State University - General Santos				25,000				25,000
Mindanao State University - Maguindanao		5,928,000		367,000				6,295,000
Mindanao State University - Marawi		5,719,000		427,000				6,146,000
RESEARCH PROGRAM		83,905,000		3,410,000				87,315,000
Conduct of Research Services		83,905,000		3,410,000				87,315,000
Region X - Northern Mindanao		28,230,000		561,000				28,791,000
Mindanao State University - Naawan		28,230,000		561,000				28,791,000
Autonomous Region in Muslim Mindanao (ARMM)		55,675,000		2,849,000				58,524,000
Mindanao State University - General Santos		5,726,000		825,000				6,551,000
Mindanao State University - Maguindanao		7,698,000		637,000				8,335,000
Mindanao State University - Marawi		35,604,000		946,000				36,550,000
Mindanao State University - Sulu		6,647,000		441,000				7,088,000
Community engagement increased		27,940,000		1,696,000				29,636,000
TECHNICAL ADVISORY EXTENSION PROGRAM		27,940,000		1,696,000				29,636,000
Provision of Extension Services		27,940,000		1,696,000				29,636,000
Region X - Northern Mindanao		3,691,000		184,000				3,875,000
Mindanao State University - Naawan		3,691,000		184,000				3,875,000
Autonomous Region in Muslim Mindanao (ARMM)		24,249,000		1,512,000				25,761,000

Mindanao State University - General Santos		2,802,000		319,000				3,121,000
Mindanao State University - Maguindanao		6,363,000		548,000				6,911,000
Mindanao State University - Marawi		15,084,000		645,000				15,729,000

Sub-total, Operations		2,102,061,000		144,493,000		49,000,000		2,295,554,000

TOTAL NEW APPROPRIATIONS	₱	2,761,813,000	₱	242,016,000	₱	49,000,000	₱	3,052,829,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

690	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Civilian Personnel
Permanent Positions
Basic Salary	1,977,313

Total Permanent Positions	1,977,313

Other Compensation Common to All
Personnel Economic Relief Allowance	99,600
Representation Allowance	4,434
Transportation Allowance	4,374
Clothing and Uniform Allowance	24,900
Monoraria	4,410
Mid-Year Bonus - Civilian	164,775
Year End Bonus	164,775
Cash Gift	20,750
Productivity Enhancement Incentive	20,750
Step Increment	4,942

Total Other Compensation Common to All	513,710

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,094
Magna Carta for Public Social Workers	37
Lump-sum for filling of Positions - Civilian	23,443
Lump-sum for NBC 308	11,000
Anniversary Bonus - Civilian	1,656

Total Other Compensation for Specific Groups	37,230

Other Benefits
PAG-IBIG Contributions	4,982
PhilHealth Contributions	18,811
Employees Compensation Insurance Premiums	4,982
Retirement Gratuity	120,012
Terminal Leave	49,427

Total Other Benefits	198,214

Non-Permanent Positions	35,346

Total Personnel Services	2,761,813

Maintenance and Other Operating Expenses
Travelling Expenses	14,374
Training and Scholarship Expenses	20,100
Supplies and Materials Expenses	38,410
Utility Expenses	59,913
Communication Expenses	2,056
Awards/Rewards and Prizes	833
Survey, Research, Exploration and Development Expenses	30
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	761
Professional Services	1,176

APRIL 29, 2019	OFFICIAL GAZETTE	691
STATE UNIVERSITIES AND COLLEGES

General Services	29,621
Repairs and Maintenance	24,805
Financial Assistance/Subsidy	836
Taxes, Insurance Premiums and Other Fees	2,635
Labor and Mages	145
Other Maintenance and Operating Expenses
Advertising Expenses	286
Printing and Publication Expenses	751
Representation Expenses	535
Transportation and Delivery Expenses	281
Rent/Lease Expenses	859
Membership Dues and Contributions to Organizations	237
Other Maintenance and Operating Expenses	43,372

Total Maintenance and Other Operating Expenses	242,016

Total Current Operating Expenditures	3,003,829

Capital Outlays
Property, Plant and Equipment Outlay Buildings and Other Structures	47,000
Machinery and Equipment Outlay	2,000

Total Capital Outlay	49,000

TOTAL NEW APPROPRIATIONS	3,052,829

R.4. MSU-TAWI-TAWI COLLEGE OF TECHNOLOGY AND OCEANOGRAPHY

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	₱	534,461,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	64,843,000	₱	19,806,000	₱		₱	84,649,000
Support to Operations		30,142,000		1,890,000				32,032,000
Operations		372,600,000		38,180,000		7,000,000		417,780,000

HIGHER EDUCATION PROGRAM		343,226,000		33,089,000		7,000,000		383,315,000
ADVANCED EDUCATION PROGRAM		13,954,000		1,644,000				15,598,000
RESEARCH PROGRAM		10,292,000		2,192,000				12,484,000
TECHNICAL ADVISORY EXTENSION PROGRAM		5,128,000		1,255,000				6,383,000

TOTAL NEW APPROPRIATIONS	₱	467,585,000	₱	59,876,000	₱	7,000,000	₱	534,461,000

692	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	53,612,000	₱	19,806,000	₱		₱	73,418,000
Administration of Personnel Benefits		11,231,000						11,231,000

Sub-total, General Administration and Support		64,843,000		19,806,000				84,649,000

Support to Operations
Auxiliary Services		30,142,000		1,890,000				32,032,000

Sub-total, Support to Operations		30,142,000		1,890,000				32,032,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		343,226,000		33,089,000		7,000,000		383,315,000

HIGHER EDUCATION PROGRAM		343,226,000		33,089,000		7,000,000		383,315,000

Provision of Higher Education Services		343,226,000		33,089,000				376,315,000
Project(s)
Locally-Funded Project(s)						7,000,000		7,000,000

Construction of Phase II (2nd floor) of the Student Center, MSU-TCTO						7,000,000		7,000,000
Higher education research improved to promote economic productivity and innovation		24,246,000		3,836,000				28,082,000

ADVANCED EDUCATION PROGRAM		13,954,000		1,644,000				15,598,000

Provision of Advanced Education Services		13,954,000		1,644,000				15,598,000
RESEARCH PROGRAM		10,292,000		2,192,000				12,484,000

Conduct of Research Services		10,292,000		2,192,000				12,484,000
Community engagement increased		5,128,000		1,255,000				6,383,000

TECHNICAL ADVISORY EXTENSION PROGRAM		5,128,000		1,255,000				6,383,000

APRIL 29, 2019	OFFICIAL GAZETTE	693
STATE UNIVERSITIES AND COLLEGES

Provision of Extension Services		5,128,000		1,255,000				6,383,000

Sub-total, Operations		372,600,000		38,180,040		7,000,000		417,780,000

TOTAL NEW APPROPRIATIONS	₱	467,585,000	₱	59,876,000	₱	7,000,000	₱	534,461,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	341,943

Total Permanent Positions	341,943

Other Compensation Common to All
Personnel Economic Relief Allowance	21,144
Representation Allowance	846
Transportation Allowance	846
Clothing and Uniform Allowance	5,286
Honoraria	1,511
Mid-Year Bonus – Civilian	28,495
Year End Bonus	28,495
Cash Gift	4,405
Productivity Enhancement Incentive	4,405
Step Increment	855

Total Other Compensation Common to All	96,288

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	99
Lump-sum for NBC 308	2,000
Anniversary Bonus – Civilian	2,643

Total Other Compensation for Specific Groups	4,742

Other Benefits
PAG-IBIG Contributions	1,056
PhilHealth Contributions	3,630
Employees Compensation Insurance Premiums	1,056
Terminal Leave	8,588

Total Other Benefits	14,330

Non-Permanent Positions	10,282

Total Personnel Services	467,585

694	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance and Other Operating Expenses
Travelling Expenses	2,850
Training and Scholarship Expenses	13,290
Supplies and Materials Expenses	5,219
Utility Expenses	14,398
Communication Expenses	2,540
Survey, Research, Exploration and Development Expenses	1,120
Professional Services	960
General Services	2,000
Repairs and Maintenance
Other Maintenance and Operating Expenses	1,700
Advertising Expenses	300
Printing and Publication Expenses	770
Representation Expenses	800
Other Maintenance and Operating Expenses	13,929

Total Maintenance and Other Operating Expenses	59,876

Total Current Operating Expenditures	527,461

Capital Outlays
Property, Plant and Equipment Outlay Buildings and Other Structures	7,000

Total Capital Outlays	7,000

TOTAL NEW APPROPRIATIONS	534,461

R.5. SULU STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	128,263,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	21,305,000	₱	7,022,000	₱		₱	28,327,000
Operations		74,157,000		11,779,000		14,000,000		99,936,000

HIGHER EDUCATION PROGRAM		74,157,000		9,747,000		14,000,000		97,904,000
RESEARCH PROGRAM				1,016,000				1,016,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,016,000				1,016,000

TOTAL NEW APPROPRIATIONS	₱	95,462,000	₱	18,801,000	₱	14,000,000	₱	128,263,000

APRIL 29, 2019	OFFICIAL GAZETTE	695
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	11,760,000	₱	7,022,000	₱		₱	18,782,000
Administration of Personnel Benefits		9,545,000						9,545,000

Sub-total, General Administration and Support		21,305,000		7,022,000				28,327,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		74,157,000		9,747,000		14,000,000		97,904,000

HIGHER EDUCATION PROGRAM		74,157,000		9,747,000		14,000,000		97,904,000

Provision of Higher Education Services		74,157,000		5,747,000				79,904,000
Project(s)
Locally-Funded Project(s)				4,000,000		14,000,000		18,000,000

Construction of Center for Culture and the Arts						10,000,000		10,000,000
Organic Farming with Open Market and Renovation and Repair of Agricultural Fencing, SSC Agricultural Campus				4,000,000		4,000,000		8,000,000
Higher education research improved to promote economic productivity and innovation				1,016,000				1,016,000

RESEARCH PROGRAM				1,016,000				1,016,000

Conduct of Research Services				1,016,000				1,016,000
Community engagement increased				1,016,000				1,016,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,016,000				1,016,000

Provision of Extension Services				1,016,000				1,016,000

Sub-total, Operations		74,157,000		11,779,000		14,000,000		99,936,000

TOTAL NEW APPROPRIATIONS	₱	95,462,000	₱	18,801,000	₱	14,000,000	₱	128,263,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

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Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	66,214

Total Permanent Positions	66,214

Other Compensation Common to All
Personnel Economic Relief Allowance	3,840
Representation Allowance	60
Transportation Allowance	60
Clothing and Uniform Allowance	960
Honoraria	553
Mid-Year Bonus - Civilian	5,517
Year End Bonus	5,517
Cash Gift	800
Productivity Enhancement Incentive	800
Step Increment	166

Total Other Compensation Common to All	18,273

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	20
Lump-sum for filling of Positions - Civilian	5,939
Other Personnel Benefits	300

Total Other Compensation for Specific Groups	6,259

Other Benefits
PAG-IBIG Contributions	192
PhilHealth Contributions	726
Employees Compensation Insurance Premiums	192
Terminal Leave	3,606

Total Other Benefits	4,716

Total Personnel Services	95,462

Maintenance and Other Operating Expenses
Travelling Expenses	1,267
Training and Scholarship Expenses	4,448
Supplies and Materials Expenses	4,527
Utility Expenses	1,965
Communication Expenses	269
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	107
Professional Services	107
General Services	1,970
Repairs and Maintenance	1,404

APRIL 29, 2019	OFFICIAL GAZETTE	697
STATE UNIVERSITIES AND COLLEGES

Other Maintenance and Operating Expenses
Printing and Publication Expenses	179
Representation Expenses	295
Membership Dues and Contributions to Organizations	89
Subscription Expenses	206
Other Maintenance and Operating Expenses	1,968

Total Maintenance and Other Operating Expenses	18,801

Total Current Operating Expenditures	114,263

Capital Outlays
Property, Plant and Equipment Outlay Land Improvement Outlay	2,000
Buildings and Other Structures	12,000

Total Capital Outlays	14,000

TOTAL NEW APPROPRIATIONS	128,263

R.6. TAWI-TAWI REGIONAL AGRICULTURAL COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	115,781,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	23,767,000	₱	8,856,000	₱		₱	32,623,000
Operations		71,239,000		1,919,000		10,000,000		83,158,000

HIGHER EDUCATION PROGRAM		71,239,000		1,919,000		10,000,000		83,158,000

TOTAL NEW APPROPRIATIONS	₱	95,006,000	₱	10,775,000	₱	10,000,000	₱	115,781,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,405,000	₱	8,856,000	₱		₱	24,261,000

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Administration of Personnel Benefits		8,362,000						8,362,000

Sub-total, General Administration and Support		23,767,000		8,856,000				32,623,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased		71,239,000		1,919,000		10,000,000		83,158,000

HIGHER EDUCATION PROGRAM		71,239,000		1,919,000		10,000,000		83,158,000

Provision of Higher Education Services		71,239,000		1,919,000				73,158,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Construction of Two-Storey Info-Tech Building						10,000,000		10,000,000

Sub-total, Operations		71,239,000		1,919,000		10,000,000		83,158,000

TOTAL NEW APPROPRIATIONS	₱	95,006,000	₱	10,775,000	₱	10,000,000	₱	115,781,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	62,642

Total Permanent Positions	62,642

Other Compensation Common to All
Personnel Economic Relief Allowance	4,152
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	1,038
Honoraria	1,888
Mid-Year Bonus - Civilian	5,220
Year End Bonus	5,220
Cash Gift	865
Productivity Enhancement Incentive	865
Step Increment	157

Total Other Compensation Common to All	19,729

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13

APRIL 29, 2019	OFFICIAL GAZETTE	699
STATE UNIVERSITIES AND COLLEGES

Lump-sum for filling of Positions - Civilian	1,141

Total Other Compensation for Specific Groups	1,154

Other Benefits
PAG-IBIG Contributions	207
PhilHealth Contributions	763
Employees Compensation Insurance Premiums	207
Retirement Gratuity	3,530
Terminal Leave	3,691

Total Other Benefits	8,398

Non-Permanent Positions	3,083

Total Personnel Services	95,006

Maintenance and Other Operating Expenses
Travelling Expenses	1,482
Training and Scholarship Expenses	178
Supplies and Materials Expenses	2,786
Utility Expenses	2,239
Communication Expenses	360
Confidential, Intelligence and Extraordinary
Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	707
Repairs and Maintenance	1,071
Taxes, Insurance Premiums and Other Fees	55
Other Maintenance and Operating Expenses
Advertising Expenses	206
Printing and Publication Expenses	263
Representation Expenses	233
Transportation and Delivery Expenses	122
Rent/Lease Expenses	100
Membership Dues and Contributions to Organizations	863

Total Maintenance and Other Operating Expenses	10,775

Total Current Operating Expenditures	105,781

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	115,781

Special Provision(s) Applicable to the State Universities and Colleges:

1. Tuition Fees and School Charges. SUCs are authorized to collect tuition fees and other necessary school charges in accordance with R.A. No. 8292, without prejudice to the provisions of R.A. No. 10931 on Universal Access to Quality Tertiary Education.

All income from tuition fees and other school charges shall be retained and deposited by SUCs in an authorized government depository bank. In case there are no government banks in the locality, such income may be deposited in non-government banks, subject to BSP

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Circular No. 110 dated June 14, 1996.

Said income, including the amounts appropriated herein, shall be used primarily for programs and projects that directly support the core mandate of SUCs and creation of additional positions as well as payment of magna carta benefits of public health workers subject to guidelines issued by the DBM, in coordination with COA and CHED. In no case shall said income be used for the payment of allowances and other benefits not authorized by law.

Disbursements or expenditures by the SUCs in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The SUCs shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year. The Presidents of SUCs and their web administrators or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the SUCs’ websites.

2. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operation of hospitals or medical centers under the SUCs shall be deposited in an authorized government depository bank and used to augment the hospitals’ MODE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospitals in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The SUCs shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year. The Presidents of the SUCs and their web administrators or his/her equivalent shall be responsible for ensuring that the foregoing documents are Likewise posted on the SUCs’ websites.

3. Income from Intellectual Property. Income derived from the sale, marketing and commercialization of intellectual property created by the faculty and personnel of SUCs shall accrue to the SUCs in accordance with Sections 30 and 178 of R.A. No. 8293.

4. SUCs Programs and Course Offerings. SUCs shall maintain only programs and courses that directly support their core mandate and may open only programs and courses aligned with global innovation platforms of science, technology, engineering, agri-fisheries and mathematics as well as the priorities of the government in key growth areas, such as semiconductor and electronics, business process outsourcing, tourism, general infrastructure, and other priority manufacturing industries, subject to the approval of their governing boards and the CHED in accordance with R.A. No. 8292. The funding requirements of new programs and courses shall be charged against internally-generated income, which shall be subject to the guidelines issued by the DBM in coordination with CHED. In no case shall said income be used for the payment of allowances and other benefits not authorized by law.

5. Program of Receipts and Expenditures. SUCs shall submit to the DBM and CHED not later than November 15 of the preceding year a copy of their Program of Receipts and Expenditures (PREs) for the current year as approved by their respective governing boards pursuant to R.A. No. 8292. They shall likewise submit to the DBM not later than March 1 of the current year their respective audited financial statements for the immediately preceding year.

The PREs shall include: (i) a statement of receipts and expenditures consistent with the COA Chart of Accounts; (ii) all receipts from internally generated income and the proposed appropriations under the FY 2019 National Expenditure Program; and (iii) proposed expenditures.

6. Research and Development Projects. The funds intended for new research and development projects undertaken by SUCs shall be used for research and development projects that are consistent with, and directly related to, the priority programs of the government under the Philippine Development Plan (2017-2022). This may include the promotion and enhancement of protected areas through sustainable management and ecotourism development. For this purpose, the SUCs, in coordination with LGUs, may consider in their research program the mapping and inventory of the biodiversity of the province.

The Presidents of the SUCs and the SUCs’ web administrator or his/her equivalent shall be responsible for ensuring that the annual report on the utilization of funds, including the list of recipient public or private entities, status of research being undertaken, and the amount released and utilized for each project are posted on the SUCs’ websites.

7. Creation, Conversion or Reclassification of Positions. SUCs may be allowed to create, convert, or reclassify positions as long as there is an authorized allocation for the purpose as appearing in their respective PREs or through scrap and build policy, i.e., when funded through the abolition of vacant positions in accordance with DBM Circular Letter No. 2004-7 dated March 25, 2004. SUCs shall likewise observe the following in the creation, conversion or reclassification of positions: (i) the number of positions to be created shall be the same or less than the number of positions abolished except with respect to teaching positions; (ii) the staffing modifications which will increase the number of lower level teaching positions may be allowed to augment inadequate teaching personnel; and (iii) there shall be no increase in the total amount of Personnel Services of the SUC.

8. Laboratory Classes of SUCs. SUCs are allowed to maintain laboratory classes for their teaching education program in accordance with the policy of the CHED. SUCs operating laboratory classes shall maintain one (1) teacher for every twenty-five (25) students with

APRIL 29, 2019	OFFICIAL GAZETTE	701
STATE UNIVERSITIES AND COLLEGES

each laboratory class not exceeding one thousand (1,000) students during the K to 12 transition period or until SY 2020-2021. Thereafter, they are allowed to maintain not more than seven hundred fifty (750) students in their laboratory classes.

Secondary school teaching positions in excess of the required number of teachers for laboratory classes shall be transferred to the DepEd. Pending actual transfer, the funding requirements for said positions shall continually be paid by the host SUC.

9. Vocational and Practicum Training of Students. SUCs are authorized to avail the voluntary services of their students in the construction or repair of buildings and the fabrication or repair of equipment subject to the payment of hourly rate as may be determined by the SUCs but not to exceed four (4) hours a day.

They may likewise utilize services of students for academic, research, extension and administrative matters as part of practicum training subject to the payment of hourly rate as may be determined by the SUCs.

10. Release of Funds for Branches of SUCs. SUCs shall release the allocations identified in the PREs directly to their branches without any reduction by the main campus.

11. Employment of Qualified Contractual and Part-Time Faculty. In the hiring of new faculty, whether to fill unfilled or newly created positions, priority shall be given to qualified contractual and/or part-time faculty.

12. Medicinal Garden of SUCs. All SUCs shall coordinate with the Department of Health and Department of Science and Technology for the establishment of medicinal garden within their campus.

13. National Greening Program (NGP) of SUCs. All SUCs shall coordinate with the Department of Environment and Natural Resources for the establishment of nurseries including clonal nurseries, the conduct of forest research, and mangrove reforestation activities and other similar activities within the scope of the NGP in their campuses.

14. Technical Support to Local Government Units. SUCs, in coordination with the UP Resilience Institute, the Climate Change Commission and the Department of the Interior and Local Government, shall support Local Government Units in the preparation and enhancement of Local Climate Change Action Plans and Comprehensive Land Use and Development Plans, including the conduct of the Climate and Disaster Risk Assessment, and cascading of relevant climate-related capacities and technologies.

15. Reporting and Posting Requirements. The SUCs shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) SUC’s website.

The SUCs shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

16. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the activities or projects in the indicated amounts and conditions.

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	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. University of the Philippines System (The National University)	₱	11,689,195,000	₱	3,805,859,000	₱	1,510,308,000	₱	17,005,362,000

Sub-Total, University of the Philippines System		11,689,195,000		3,805,859,000		1,510,308,000		17,005,362,000

B. NATIONAL CAPITAL REGION (NCR)
B.1. Eulogio ‘Amang’ Rodriguez Institute of Science and Technology	₱	190,208,000	₱	33,118,000	₱	7,000,000	₱	230,326,000
B.2. Marikina Polytechnic College		105,666,000		19,637,000		10,000,000		135,303,000
B.3. Philippine Normal University		531,851,000		162,310,000		10,000,000		704,161,000
B.4. Philippine State College of Aeronautics		130,283,000		44,357,000		10,000,000		184,640,000
B.5. Polytechnic University of the Philippines		1,266,774,000		222,249,000		10,000,000		1,499,023,000
B.6. Rizal Technological University		313,234,000		88,817,000		10,000,000		412,051,000
B.7. Technological University of the Philippines		616,175,000		82,721,000		10,000,000		708,896,000

Sub-Total, NATIONAL CAPITAL REGION (NCR)		3,154,191,000		653,209,000		67,000,000		3,874,400,000

C. REGION I - ILOCOS
C.1. Don Mariano Marcos Memorial State University		755,867,000		78,393,000		116,000,000		950,260,000
C.2. Ilocos Sur Polytechnic State College		169,834,000		15,937,000		40,000,000		225,771,000
C.3. Mariano Marcos State University		599,313,000		115,226,000		305,000,000		1,019,539,000
C.4. North Luzon Philippines State College		51,248,000		17,721,000		14,790,000		83,759,000
C.5. Pangasinan State University		469,269,000		90,287,000		49,500,000		609,856,000
C.6. University of Northern Philippines		389,635,000		55,231,000		139,936,000		584,802,000

Sub-Total, REGION I - ILOCOS		2,435,166,000		372,795,000		665,226,000		3,473,187,000

D. CORDILLERA ADMINISTRATIVE REGION (CAR)
D.1. Abra State Institute of Science and Technology		143,954,000		23,600,000		33,000,000		200,554,000

APRIL 29, 2019	OFFICIAL GAZETTE	703
STATE UNIVERSITIES AND COLLEGES

D.2. Apayao State College	79,183,000	29,090,000	10,000,000	118,273,000
D.3. Benguet State University	488,200,000	92,082,000	10,000,000	590,282,000
D.4. Ifugao State University	210,264,000	67,191,000	72,200,000	349,655,000
D.5. Kalinga State University	184,793,000	36,311,000	60,000,000	281,104,000
D.6. Mountain Province State University (Mountain Province State Polytechnic College)	164,486,000	54,501,000	53,159,000	272,146,000

Sub-Total, CORDILLERA ADMINISTRATIVE REGION (CAR)	1,270,880,000	302,775,000	238,359,000	1,812,014,000

E. REGION II - CAGAYAN VALLEY
E.1. Batanes state College	27,744,000	7,931,000	14,600,000	50,275,000
E.2. Cagayan State University	574,724,000	81,173,000	97,987,000	753,884,000
E.3. Isabela State University	836,791,000	87,392,000	130,500,000	1,054,683,000
E.4. Nueva Vizcaya State University	369,939,000	52,360,000	74,902,000	497,201,000
E.5. Quirino State University	129,755,000	31,879,000	10,100,000	171,734,000

Sub-Total, REGION II - CAGAYAN VALLEY	1,938,953,000	260,735,000	328,089,000	2,527,777,000

F. REGION III - CENTRAL LUZON
F.1. Aurora State College of Technology	81,116,000	21,657,000	53,200,000	155,973,000
F.2. Bataan Peninsula State University	281,419,000	52,459,000	206,405,000	540,283,000
F.3. Bulacan Agricultural State College	97,624,000	43,323,000	67,000,000	207,947,000
F.4. Bulacan State University	486,977,000	108,614,000	188,000,000	783,591,000
F.5. Central Luzon State University	578,175,000	148,847,000	90,000,000	817,022,000
F.6. Don Honorio Ventura Technological State University	236,454,000	47,923,000	207,500,000	491,877,000
F.7. Nueva Ecija University of Science and Technology	343,229,000	52,777,000	18,100,000	414,106,000
F.8. Pampanga State Agricultural University	205,168,000	32,906,000	101,100,000	339,174,000
F.9. Philippine Merchant Marine Academy	96,463,000	88,713,000	64,500,000	249,676,000
F.10. President Ramon Magsaysay State University	233,076,000	44,413,000	138,800,000	416,289,000
F.11. Tarlac Agricultural University	178,139,000	56,278,000	64,500,000	298,917,000
F.12. Tarlac State University	267,894,000	113,930,000	94,500,000	476,324,000

Sub-Total, REGION III - CENTRAL LUZON	3,085,734,000	811,840,000	1,293,605,000	5,191,179,000

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G. REGION IV A - CALABARZON
G.1. Batangas State University	383,136,000	115,410,000	10,000,000	508,546,000
G.2. Cavite State University	429,981,000	68,783,000	50,000,000	548,764,000
G.3. Laguna State Polytechnic University	322,092,000	53,335,000	64,100,000	439,527,000
G.4. Southern Luzon State University	260,598,000	51,746,000	159,500,000	471,844,000
G.5. University of Rizal System	424,889,000	47,152,000	10,000,000	482,041,000

Sub-Total, REGION IV A - CALABARZON	1,820,696,000	336,426,000	293,600,000	2,450,722,000

H. REGION IV B - MIMAROPA
H.1. Marinduque State College	143,658,000	18,979,000	20,000,000	182,637,000
H.2. Mindoro State University (Mindoro State College of Agriculture and Technology)	139,645,000	38,926,000	198,400,000	376,971,000
H.3. Occidental Mindoro State College	187,054,000	32,158,000	27,924,000	247,136,000
H.4. Palawan State University	317,929,000	53,278,000	100,000,000	471,207,000
H.5. Romblon State University	203,353,000	22,351,000	43,702,000	269,406,000
H.6. Western Philippines University	199,177,000	22,670,000	11,262,000	233,109,000

Sub-Total, REGION IV B - MIMAROPA	1,190,816,000	188,362,000	401,288,000	1,780,466,000

Sub-Total, REGION IV	3,011,512,000	524,788,000	694,888,000	4,231,188,000

I. REGION V - BICOL
I.1. Bicol State College of Applied Sciences and Technology	91,297,000	23,257,000	63,640,000	178,194,000
I.2. Bicol University	730,701,000	161,835,000	135,000,000	1,027,536,000
I.3. Camarines Norte State College	207,596,000	48,420,000	220,000,000	476,016,000
I.4. Camarines Sur Polytechnic Colleges	117,565,000	61,881,000	89,088,000	268,534,000
I.5. Catanduanes State University	259,256,000	71,757,000	229,800,000	560,813,000
I.6. Central Bicol State University of Agriculture	328,604,000	97,786,000	42,000,000	468,390,000
I.7. Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology	90,054,000	23,987,000	140,685,000	254,726,000
I.8. Partido State University	231,342,000	62,246,000	131,090,000	424,678,000
I.9. Sorsogon State College	213,896,000	58,648,000	81,000,000	353,544,000

Sub-Total, REGION V - BICOL	2,270,311,000	609,817,000	1,132,303,000	4,012,431,000

APRIL 29, 2019	OFFICIAL GAZETTE	705
STATE UNIVERSITIES AND COLLEGES

J. REGION VI - WESTERN VISAYAS
J.1. Aklan State University	307,273,000	51,202,000	57,000,000	415,475,000
J.2. Capiz State University	574,631,000	38,823,000	63,530,000	676,984,000
J.3. Carlos C. Milado Memorial State College	225,657,000	55,349,000	70,000,000	351,006,000
J.4. Central Philippines State University	127,560,000	28,801,000	25,000,000	181,361,000
J.5. Guiwaras State College	58,525,000	24,956,000	22,505,000	105,986,000
J.6. Iloilo Science and Technology University	360,587,000	129,201,000	70,000,000	559,788,000
J.7. Iloilo State University of Science and Technology (Iloilo State College of Fisheries)	220,906,000	33,366,000	90,000,000	344,272,000
J.8. Northern Iloilo State University (Northern Iloilo Polytechnic College)	282,437,000	32,183,000	49,000,000	363,620,000
J.9. Northern Negros State College of Science and Technology	89,184,000	20,215,000	70,000,000	179,399,000
J.10. University of Antique	209,078,000	34,232,000	157,150,000	400,460,000
J.11. West Visayas State University	959,634,000	178,774,000	104,595,000	1,243,003,000

Sub-Total, REGION VI - WESTERN VISAYAS	3,415,472,000	627,102,000	778,780,000	4,821,354,000

K. REGION VII - CENTRAL VISAYAS
K.1. Bohol Island State University	278,002,000	33,315,000	10,000,000	321,317,000
K.2. Cebu Normal University	231,048,000	49,129,000	14,000,000	294,177,000
K.3. Cebu Technological University	594,132,000	174,696,000	105,000,000	873,828,000
K.4. Negros Oriental State University	390,638,000	56,463,000	40,000,000	487,101,000
K.5. Siquijor State College	60,948,000	11,698,000	16,000,000	88,646,000

Sub-Total, REGION VII - CENTRAL VISAYAS	1,554,768,000	325,301,000	185,000,000	2,065,069,000

L. REGION VIII - EASTERN VISAYAS
L.l. Eastern Samar State University	310,024,000	47,707,000	31,713,000	389,444,000
L.2. Eastern Visayas State University	346,383,000	33,843,000	10,000,000	390,226,000
L.3. Leyte Normal University	152,481,000	42,125,000	10,000,000	204,606,000
L.4. Naval State University	148,843,000	17,791,000	10,000,000	176,634,000
L.5. Northwest Samar State University	137,876,000	17,296,000	10,000,000	165,172,000
L.6. Palompon Polytechnic State University (Palompon Institute of Technology)	140,740,000	26,389,000	36,000,000	203,129,000
L.7. Samar State University	195,058,000	34,224,000	10,000,000	239,282,000
L.8. Southern Leyte State University	227,699,000	53,503,000	10,000,000	291,202,000

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L.9. University of Eastern Philippines	388,354,000	57,562,000	147,000,000	592,916,000
L.10. Visayas State University	552,639,000	145,226,000	45,117,000	742,982,000

Sub-Total, REGION VIII - EASTERN VISAYAS	2,600,097,000	475,666,000	319,830,000	3,395,593,000

M. REGION IX - ZAMBOANGA PENINSULA
M.1. J.H. Cerilles State College	158,899,000	25,374,000	21,000,000	205,273,000
M.2. Jose Rizal Memorial State University	288,186,000	34,868,000	43,585,000	366,639,000
M.3. Western Mindanao State University	509,861,000	92,280,000	10,000,000	612,141,000
M.4. Zamboanga City State Polytechnic College	124,473,000	43,753,000	10,000,000	178,226,000
M.5. Zamboanga State College of Marine Sciences and Technology	125,495,000	18,280,000	10,000,000	153,775,000

Sub-Total, REGION IX - ZAMBOANGA PENINSULA	1,206,914,000	214,555,000	94,585,000	1,516,054,000

N. REGION X - NORTHERN MINDANAO
N.1. Bukidnon State University	218,398,000	207,754,000	134,000,000	560,152,000
N.2. Camiguin Polytechnic State College	56,073,000	19,282,000	10,000,000	85,355,000
N.3. Central Mindanao University	405,757,000	98,496,000	108,965,000	613,218,000
N.4. MSU-Iligan Institute of Technology	747,020,000	242,935,000	10,000,000	999,955,000
N.5. Northwestern Mindanao State College of Science and Technology	56,283,000	12,639,000	20,000,000	88,922,000
N.6. University of Science and Technology of Southern Philippines - Cagayan de Ora Campus	231,657,000	61,312,000	10,000,000	302,969,000
N.7. University of Science and Technology of Southern Philippines - Claveria Campus	61,046,000	35,047,000	10,000,000	106,093,000

Sub-Total, REGION X - NORTHERN MINDANAO	1,776,234,000	677,465,000	302,965,000	2,756,664,000

O. REGION XI - DAVAO REGION
O.1. Compostela Valley State College	29,257,000	24,000,000	71,500,000	124,757,000
O.2. Davao del Norte State College	70,355,000	11,232,000	67,000,000	148,587,000
O.3. Davao Oriental State University (Davao Oriental State College of Science and Technology)	107,352,000	28,142,000	82,500,000	217,994,000
O.4. Southern Philippines Agri-Business and Marine and Aquatic School of Technology	82,462,000	15,513,000	74,100,000	172,075,000
O.5. University of Southeastern Philippines	350,890,000	91,808,000	250,000,000	692,698,000

Sub-total, REGION XI - DAVAO	640,316,000	170,695,000	545,100,000	1,356,111,000

APRIL 29, 2019	OFFICIAL GAZETTE	707
STATE UNIVERSITIES AND COLLEGES

P. REGION XII - SOCCSKSARGEN
P.1. Cotabato State University (Cotabato City State Polytechnic College)		115,652,000		13,445,000		10,000,000		139,097,000
P.2. Cotabato Foundation College of Science and Technology		119,486,000		46,759,000		3,000,000		169,245,000
P.3. Sultan Kudarat State University		233,873,000		65,419,000		9,100,000		308,392,000
P.4. University of Southern Mindanao		455,215,000		51,557,000		8,000,000		514,772,000

Sub-Total, REGION XII - SOCCSKSARGEN		924,226,000		177,180,000		30,100,000		1,131,506,000

Q. REGION XIII - CARAGA REGION
Q.1. Agusan del Sur State College of Agriculture and Technology		66,139,000		76,564,000		69,322,000		212,025,000
Q.2. Caraga State University		163,390,000		50,768,000		160,000,000		374,158,000
Q.3. Surigao del Sur State University		218,113,000		64,001,000		275,000,000		557,114,000
Q.4. Surigao State College of Technology		184,625,000		77,182,000		142,000,000		403,807,000

Sub-Total, REGION XIII - CARAGA		632,267,000		268,515,000		646,322,000		1,547,104,000

R. AUTONOMOUS REGION IN MUSLIM MINDANAO (ARMM)
R.1. Adiong Memorial Polytechnic State College		26,082,000		23,589,000		7,638,000		57,309,000
R.2. Basilan State College		66,995,000		28,608,000		10,000,000		105,603,000
R.3. Mindanao State University		2,761,813,000		242,016,000		49,000,000		3,052,829,000
R.4. MSU-Tawi-Tawi College of Technology and Oceanography		467,585,000		59,876,000		7,000,000		534,461,000
R.5. Sulu State College		95,462,000		18,801,000		14,000,000		128,263,000
R.6. Tawi-Tawi Regional Agricultural College		95,006,000		10,775,000		10,000,000		115,781,000

Sub-Total, AUTONOMOUS REGION IN MUSLIM MINDANAO (ARMM)		3,512,943,000		383,665,000		97,638,000		3,994,246,000

TOTAL NEW APPROPRIATIONS, STATE UNIVERSITIES AND COLLEGES	₱	45,119,179,000	₱	10,661,962,000	₱	8,930,098,000	₱	64,711,239,000

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GENERAL APPROPRIATIONS ACT, FY 2019

IX. DEPARTMENT OF ENERGY

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	1,343,444,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	182,236,000	₱	285,609,000	₱	43,500,000	₱	511,345,000
Support to Operations		123,561,000		124,608,000		120,683,000		368,852,000
Operations		253,813,000		207,182,000		2,252,000		463,247,000

NATIONAL AND REGIONAL ENERGY PLANNING PROGRAM		36,087,000		44,635,000				80,722,000
CONVENTIONAL ENERGY DEVELOPMENT PROGRAM		33,262,000		18,507,000				51,769,000
RENEWABLE ENERGY DEVELOPMENT PROGRAM		61,331,000		44,829,000				106,160,000
DOWNSTREAM ENERGY DEVELOPMENT PROGRAM		51,379,000		34,710,000				86,089,000
ELECTRIC POWER INDUSTRY DEVELOPMENT PROGRAM		47,222,000		21,123,000				68,345,000
ENERGY EFFICIENCY AND CONSERVATION PROGRAM		15,868,000		26,657,000		2,252,000		44,777,000
ALTERNATIVE FUELS AND TECHNOLOGIES PROGRAM		8,664,000		16,721,000				25,385,000

TOTAL NEW APPROPRIATIONS	₱	559,610,000	₱	617,399,000	₱	166,435,000	₱	1,343,444,000

Special Provision(s)

1. Proceeds from the Exploration, Development and Exploitation of Energy Resources. In addition to the amounts appropriated herein, Seven Hundred Fifty Four Million Three Hundred Seventy Five Thousand Pesos (₱754,375,000) shall be used to finance energy resource development and exploitation programs and projects sourced from the fees and revenues collected from the exploration, development and exploitation of energy resources in accordance with Section 8 of P.D. No. 910 and Section 21 of R.A. No. 7638.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Promotion of Renewable Energy Resources and Payment of Other Obligations of the Republic of the Philippines Pursuant to Sovereign Commitments. The amount of Eighteen Million Seven Hundred Eighty Two Thousand Pesos (₱18,782,000) appropriated herein shall be used to cover the following: (i) strengthening of the development, utilization and commercialization of renewable energy resources through the establishment of Renewable Energy Market; (ii) establishment of a Green Energy Option Program; (iii) encouraging the adoption of waste-to-energy facilities in accordance with R.A. No. 9513; and (iv) payment of contractual obligations as a result of sovereign commitments under ODA grants or loans, notwithstanding Section 229 of R.A. No. 8424, as amended.

The Department of Energy (DOE), in coordination with the Climate Change Commission, shall lead in the exploration of indigenous renewable energy sources to determine the country’s potential for further development and utilization of renewable and environment-friendly alternative energy resources or technologies, and consider in national energy development planning the pursuit of a low-carbon energy growth pathway consistent with the goal of the Paris Agreement.

APRIL 29, 2019	OFFICIAL GAZETTE	709
DEPARTMENT OF ENERGY

3. Investment Promotion. Of the amount appropriated under the General Administration and Support, One Hundred Million Pesos (₱100,000,000) shall be allocated to the Department of Energy’s Investment Promotion Office in accordance with the Department’s powers and functions under R.A. No. 7638 and Administrative Order No. 38, s. 2002.

4. Reporting and Posting Requirements. The DOE shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DOE’s website.

The DOE shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	178,381,000	₱	285,609,000	₱	43,500,000	₱	507,490,000
Administration of Personnel Benefits		3,855,000						3,855,000

Sub-total, General Administration and Support		182,236,000		285,609,000		43,500,000		511,345,000

Support to Operations
Provision of legal advice, legal counselling and legal support to service contract negotiations and hearings; serves as the official legislative Liaison to the Congress of the Philippines		23,249,000		5,182,000				28,431,000
Formulation of policies, plans and programs relative to information and communications technology, geo-informatics and data information management. Ensures effective deployment, utilization and maintenance of ICT		27,102,000		65,342,000		99,965,000		192,409,000
Provision and conduct of laboratory services in support of exploration and development of indigenous energy resources, as well as, to promote energy efficiency through research and calibration testing		28,152,000		10,764,000		19,050,000		57,966,000
Extension and enhancement of energy resource exploration, development and utilization; and energy industry management and control activities in the areas of Luzon, Visayas and Mindanao		45,058,000		43,320,000		1,668,000		90,046,000

Sub-total, Support to Operations		123,561,000		124,608,000		120,683,000		368,852,000

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GENERAL APPROPRIATIONS ACT, FY 2019

Operations	253,813,000	207,182,000	2,252,000	463,247,000

Required energy supply level attained	229,281,000	163,804,000		393,085,000

NATIONAL AND REGIONAL ENERGY PLANNING PROGRAM	36,087,000	44,635,000		80,722,000

Formulation, updating and monitoring of short, medium and long term national and regional energy policies, plans and programs	36,087,000	44,635,000		80,722,000
CONVENTIONAL ENERGY DEVELOPMENT PROGRAM	33,262,000	18,507,000		51,769,000

Promotion of exploration, development and production of conventional energy resources	16,858,000	3,920,000		20,778,000
Supervision and regulation of exploration, development and production of conventional energy resources and technologies	16,404,000	14,587,000		30,991,000
RENEWABLE ENERGY DEVELOPMENT PROGRAM	61,331,000	44,829,000		106,160,000

Promotion of renewable energy (RE) resources and payment of other obligations of the Republic of the Philippines pursuant to sovereign commitments	13,219,000	18,782,000		32,001,000
Supervision and regulation of exploration, development and utilization of RE resources and technologies	48,112,000	26,047,000		74,159,000
DOWNSTREAM ENERGY DEVELOPMENT PROGRAM	51,379,000	34,710,000		86,089,000

Promotion of plans and programs to ensure sustainable supply for the downstream oil and natural gas industries	9,361,000	2,610,000		11,971,000
Supervision and regulation of the downstream oil and natural gas industries	42,018,000	32,100,000		74,118,000
ELECTRIC POWER INDUSTRY DEVELOPMENT PROGRAM	47,222,000	21,123,000		68,345,000

Management of the restructured electric power industry	47,222,000	21,123,000		68,345,000
Sustainable consumption of energy promoted and achieved	24,532,000	43,378,000	2,252,000	70,162,000

ENERGY EFFICIENCY AND CONSERVATION PROGRAM	15,868,000	26,657,000	2,252,000	44,777,000

Supervision, development and implementation of energy efficiency and conservation programs (EECP) and projects	7,177,000	11,072,000		18,249,000
Promotion of EECP activities and projects	5,956,000	14,720,000		20,676,000
Conduct of energy audit services	2,735,000	865,000	2,252,000	5,852,000

APRIL 29, 2019	OFFICIAL GAZETTE	711
DEPARTMENT OF ENERGY

ALTERNATIVE FUELS AND TECHNOLOGIES PROGRAM		8,664,000		16,721,000				25,385,000

Promotion of research, development, demonstration and utilization of alternative fuels and technology		8,664,000		16,721,000				25,385,000

Sub-total, Operations		253,813,000		207,182,000		2,252,000		463,247,000

TOTAL NEW APPROPRIATIONS	₱	559,610,000	₱	617,399,000	₱	166,435,000	₱	1,343,444,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								416,891

Total Permanent Positions								416,891

Other Compensation Common to All
Personnel Economic Relief Allowance								19,200
Representation Allowance								5,964
Transportation Allowance								5,664
Clothing and Uniform Allowance								4,800
Honoraria								500
Mid-Year Bonus - Civilian								34,743
Year End Bonus								34,743
Cash Gift								4,000
Productivity Enhancement Incentive								4,000
Step Increment								1,042

Total Other Compensation Common to All								114,656

Other Compensation for Specific Groups
Magna Carta for Public Health Workers								60
Magna Carta for Science & Technology Personnel								17,260

Total Other Compensation for Specific Groups								17,320

Other Benefits
PAG-IBIG Contributions								960
PhilHealth Contributions								4,258
Employees Compensation Insurance Premiums								960
Loyalty Award - Civilian								710
Terminal Leave								3,855

Total Other Benefits								10,743

Total Personnel Services								559,610

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GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance and Other Operating Expenses
Travelling Expenses	93,632
Training and Scholarship Expenses	14,530
Supplies and Materials Expenses	47,896
Utility Expenses	36,948
Communication Expenses	12,665
Awards/Rewards and Prizes	1,573
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,568
Professional Services	53,776
General Services	137,479
Repairs and Maintenance	25,590
Taxes, Insurance Premiums and Other Fees	20,905
Other Maintenance and Operating Expenses
Advertising Expenses	4,321
Printing and Publication Expenses	7,445
Representation Expenses	50,123
Transportation and Delivery Expenses	1,446
Rent/Lease Expenses	65,924
Membership Dues and Contributions to Organizations	98
Subscription Expenses	34,480
Donations	5,000

Total Maintenance and Other Operating Expenses	617,399

Total Current Operating Expenditures	1,177,009

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	154,935
Transportation Equipment Outlay	11,500

Total Capital Outlays	166,435

TOTAL NEW APPROPRIATIONS	1,343,444

APRIL 29, 2019	OFFICIAL GAZETTE	713
DEPARTMENT OF ENERGY

GENERAL SUMMARY

DEPARTMENT OF ENERGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	559,610,000	₱	617,399,000	₱	166,435,000	₱	1,343,444,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF ENERGY	₱	559,610,000	₱	617,399,000	₱	166,435,000	₱	1,343,444,000

714	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

X. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded and foreign-assisted projects as indicated hereunder	₱	16,459,115,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,626,010,000	₱	866,839,000	₱	514,898,000	₱	3,007,747,000
Support to Operations		945,946,000		1,017,253,000		348,870,000		2,312,069,000
Operations		3,956,506,000		4,215,639,000		2,967,154,000		11,139,299,000

NATURAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		481,038,000		1,106,912,000		114,000,000		1,701,950,000
NATURAL RESOURCES CONSERVATION AND DEVELOPMENT PROGRAM		3,475,468,000		3,035,068,000		2,853,154,000		9,363,690,000
ENVIRONMENT AND NATURAL RESOURCES RESILIENCY PROGRAM				73,659,000				73,659,000

TOTAL NEW APPROPRIATIONS	₱	6,528,462,000	₱	6,099,731,000	₱	3,830,922,000	₱	16,459,115,000

Special Provision(s)

1. Integrated Protected Areas Fund. In addition to the amounts appropriated herein, the following funding sources, constituted into the Integrated Protected Areas Fund (IPAF) shall be used to finance projects and activities of the National Integrated Protected Areas System (NIPAS) in accordance with Section 16 of R.A. No. 7586, as amended by R.A. No. 10629:

(a) Thirty Million Pesos (₱30,000,000) from the Twenty-Five percent (25%) income generated by each protected area from the operations of the NIPAS and Management of wild flora and fauna, deposited with the National Treasury and released subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987; and

(b) Seventy-Five percent (75%) income retained by each Protected Area Management Board (PAMB), deposited in an authorized government depository bank.

In no case shall said amount be used for payment of Personnel Services.

2. Wildlife Management Fund. In addition to the amounts appropriated herein, the amount of Five Million Five Hundred Thousand Pesos (₱5,500,000) shall be used for the conservation and protection of wildlife resources sourced from fines, damages, fees, charges, donations, endowments, grants or contributions collected or granted within the jurisdiction of the DENR, constituted into the Wildlife Management Fund in accordance with Sections 4 and 29 of R.A. No. 9147.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

3. Comprehensive Agrarian Reform Program. The amounts of Eighty Two Million Three Hundred Sixty One Thousand Pesos (₱82,361,000) and One Hundred Forty Four Million Seven Hundred Seventy Two Thousand Pesos (₱144,772,000) appropriated herein shall be used exclusively in support of the Land Survey and Distribution and Program Beneficiaries Development, respectively, under the Comprehensive Agrarian Reform Program.

4. Operational Plan for the Manila Bay Coastal Management Strategy. The amount of Eighty Million Pesos (₱80,000,000) appropriated herein shall be used for the implementation of the Operational Plan for the Manila Bay Coastal Management Strategy pursuant to the Supreme Court Decision in Metropolitan Manila Development Authority, et. al., vs. Concerned Citizens of Manila Bay, G.R. No. 171947-48 promulgated on December 18, 2008. The DENR shall submit the following documents to the DBM to facilitate the preparation and submission to the Supreme Court of the quarterly progressive report on the utilization of funds: (i) quarterly

APRIL 29, 2019	OFFICIAL GAZETTE	715
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

reports of Statement of Allotment, Obligation and Balances; and (ii) Work and Financial Plan.

5. National Greening Program. The amount of Two Billion Six Hundred Two Million Four Hundred Thirty Seven Thousand Pesos (₱2,602,437,000) appropriated under Forest Development, Rehabilitation, Maintenance and Protection shall be used for the implementation of the National Greening Program (NGP) broken down as follows:

(a) ₱2,171.908,000 of the total budget for the site maintenance and protection for prior years’ (2017 and 2018) plantation including enhancement of NGP planted sites and other activities to ensure higher survival of plantations;

(b) ₱101,097,000 for the production of quality planting materials including site assessment and other activities in support of NGP; and

(c) ₱329,432,000 for the project management and supervision including monitoring of established NGP plantations and other activities in support to NGP implementation.

The DENR shall coordinate with the SUCs in the establishment of nurseries including clonal nurseries, the conduct of forest research and mangrove reforestation activities and other similar activities within the scope of the NGP in their campuses.

6. Technical Assistance to State Universities and Colleges. The DENR shall provide the necessary technical assistance to SUCs in the protection, management and development of protected areas located within the campuses and in the mapping and inventory of biodiversity of the province where the main campus of the SUC is located.

7. Climate Change information Management System. The DENR, pursuant to its mandate under the Climate Change Act, shall oversee the establishment and maintenance of a Climate Change Information Management System and Network, including on climate change risks, activities and investments. The DENR, in coordination with the Climate Change Commission, Department of Science and Technology, Department of Information and Communications Technology, Office of Civil Defense, and other agencies concerned, shall integrate climate change-related information, including climate and disaster risk assessments, in the Philippine geoportal to enhance understanding on climate risks and apply in national and local development planning and program implementation.

8. Foreshore Mapping and Master Planning Activities. In support of the aim of the Fisheries Code of the Philippines to establish fisherfolk settlements and to provide for secure tenurial arrangements that support resource stewardship, provide space for non-catch and non-marine livelihoods and tenure for housing, the DENR shall implement its foreshore mapping and master planning activities in a manner that:

(a) Assists LGUs in incorporating fisherfolk settlements in their Comprehensive Land Use Plans (CLUPs);

(b) Uses the roster of actually existing settlements based on the BFAR Fisherfolk Registry (FISH R); and

(c) Prioritizes identification of settlements for those with the most numerous fisherfolk, those most exposed to floods and surges, as well as those that are critical cooperators in efforts to conserve and restore coastal resources and marine stocks.

The DENR shall include in its One Map Program those coastal areas jointly nominated by BFAR in consultation with fisherfolk organizations for delineation and formalization in LGU CLUPs as settlements. In the interim, between BFAR’s nomination of an area as a fisherfolk settlement and its inclusion as such in the LGU CLUPs as settlements if determined within legal bounds and in the safe zone, the DENR shall prioritize the process of delineating and establishing the fisherfolk settlement over competing applications for tenure in accordance with the Fisheries Code.

The DENR Central Office, field offices and bureaus, in cooperation with BFAR and LGUs, shall have work plans and target outputs on areas for fisherfolk seeking to collectively establish their settlements. The relevant offices identified by the DENR Secretary shall:

(a) Secure from BFAR the list of fisherfolk settlements that would benefit from the pilot. The DENR would then cause the issuance of tenurial instruments such as residential free patents for alienable and disposable lands, community-based forestry management agreements, protected area community-based resource management agreements, foreshore lease agreements, as well as applicable tenure arrangements where fishpond lease agreements have already expired to qualified applicants;

(b) Develop new class of tenurial instrument, possibly to be jointly administered with the BFAR or co-managed with the LGU, for parcels that are to become part of the delineated fisherfolk settlements with support from the Land Management Bureau. The DENR, the LGUs or the fisherfolk organizations shall make certain that such tenurial instruments shall ensure that activities and investments are geared towards appropriate technologies to prevent the direct discharge of untreated sewage into bodies of water and that fisherfolk will contribute to the over-all stewardship of coastal and marine and other wetland resources; and

(c) Disclose land of the public domain which may be utilized for the fisherfolk settlements.

9. Reporting and Posting Requirements. The DENR shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DENR’s website.

The DENR shall send written notice when said reports have been submitted or posted on its website to the DBN, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

10. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts’ and conditions:

716	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,364,737,000	₱	735,068,000	₱	514,898,000	₱	2,614,703,000

National Capital Region (NCR)		303,631,000		340,124,000		183,233,000		826,988,000

Central Office		226,084,000		214,859,000		151,473,000		592,416,000
Biodiversity Management Bureau (BMB)		8,233,000		22,147,000				30,380,000
Ecosystems Research and Development Bureau (ERDB)		15,341,000		22,825,000		25,260,000		63,426,000
Forest Management Bureau (FMB)		14,194,000		24,572,000		3,000,000		41,766,000
Land Management Bureau (LMB)		19,574,000		37,777,000		3,500,000		60,851,000
NCR - Proper		20,205,000		17,944,000				38,149,000
Region I - Ilocos		78,614,000		23,986,000		24,280,000		126,880,000

Regional Office I - Proper		18,939,000		8,170,000		6,100,000		33,209,000
PENRO Ilocos Norte		13,365,000		4,804,000		4,640,000		22,809,000
PENRO Ilocos Sur		17,417,000		3,784,000		6,630,000		27,831,000
PENRO La Union		7,595,000		2,120,000		2,870,000		12,585,000
PENRO Pangasinan		21,298,000		5,108,000		4,040,000		30,446,000
Cordillera Administrative Region (CAR)		86,828,000		36,997,000		27,960,000		151,785,000

Regional Office CAR - Proper		16,446,000		10,175,000		2,100,000		28,721,000
PENRO Abra		8,928,000		4,646,000		3,710,000		17,284,000
PENRO Apayao		12,296,000		4,372,000		550,000		17,218,000
PENRO Benguet		12,834,000		4,953,000		5,080,000		22,867,000
PENRO Ifugao		12,654,000		4,343,000		2,210,000		19,207,000
PENRO Kalinga		12,686,000		4,311,000		9,210,000		26,207,000
PENRO Mt. Province		10,984,000		4,197,000		5,100,000		20,281,000
Region II - Cagayan Valley		74,716,000		24,848,000		8,630,000		108,194,000

Regional Office II - Proper		15,495,000		7,067,000		5,630,000		28,192,000
PENRO Batanes		4,796,000		1,342,000		3,000,000		9,138,000

APRIL 29, 2019	OFFICIAL GAZETTE	717
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Cagayan	16,230,000	4,798,000		21,028,000
PENRO Isabela	18,460,000	5,842,000		24,302,000
PENRO Nueva Vizcaya	10,775,000	3,018,000		13,793,000
PENRO Quirino	8,960,000	2,781,000		11,741,000
Region III - Central Luzon	91,093,000	31,511,000	28,200,000	150,804,000

Regional Office III - Proper	19,180,000	11,395,000	5,000,000	35,575,000
PENRO Aurora	10,177,000	3,091,000	4,500,000	17,768,000
PENRO Bataan	10,194,000	2,973,000	8,600,000	21,767,000
PENRO Bulacan	11,869,000	3,144,000		15,013,000
PENRO Nueva Ecija	11,554,000	3,560,000	6,500,000	21,614,000
PENRO Pampanga	6,927,000	2,465,000		9,392,000
PENRO Tarlac	10,382,000	2,495,000		12,877,000
PENRO Zambales	10,810,000	2,388,000	3,600,000	16,798,000
Region IVA - CALABARZON	62,735,000	47,129,000	54,800,000	164,664,000

Regional Office IVA - Proper	18,392,000	26,590,000	34,000,000	78,982,000
PENRO Batangas	10,889,000	5,888,000	17,100,000	33,877,000
PENRO Cavite	5,686,000	4,310,000	1,000,000	10,996,000
PENRO Laguna	8,264,000	3,041,000	2,700,000	14,005,000
PENRO Quezon	14,803,000	4,920,000		19,723,000
PENRO Rizal	4,701,000	2,380,000		7,081,000
Region IVB - MIMAROPA	62,712,000	25,362,000	12,900,000	100,974,000

Regional Office IVB - Proper	16,759,000	8,458,000	3,000,000	28,217,000
PENRO Marinduque	5,089,000	2,214,000	6,100,000	13,403,000
PENRO Occidental Mindoro	8,862,000	3,299,000	1,700,000	13,861,000
PENRO Oriental Mindoro	8,265,000	3,066,000		11,331,000
PENRO Palawan	16,934,000	6,596,000	2,100,000	25,630,000
PENRO Romblon	6,803,000	1,729,000		8,532,000
Region V - Bicol	67,397,000	18,948,000	9,700,000	96,045,000

Regional Office V - Proper	18,103,000	7,289,000		25,392,000
PENRO Albay	7,456,000	1,825,000	2,000,000	11,281,000

718	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PENRO Camarines Norte	6,612,000	1,300,000		7,912,000
PENRO Camarines Sur	12,167,000	3,562,000	7,700,000	23,429,000
PENRO Catanduanes	6,306,000	1,225,000		7,531,000
PENRO Masbate	9,666,000	2,469,000		12,135,000
PENRO Sorsogon	7,087,000	1,278,000		8,365,000
Region VI - Western Visayas	83,675,000	23,939,000	35,500,000	143,114,000

Regional Office VI - Proper	14,801,000	11,198,000		25,999,000
PENRO Aklan	8,321,000	1,292,000	10,000,000	19,613,000
PENRO Antique	12,377,000	2,417,000		14,794,000
PENRO Capiz	8,997,000	1,271,000	4,600,000	14,868,000
PENRO Guimaras	7,878,000	1,317,000		9,195,000
PENRO Iloilo	14,927,000	3,444,000	14,400,000	32,771,000
PENRO Negros Occidental	16,374,000	3,000,000	6,500,000	25,874,000
Region VII - Central Visayas	57,521,000	19,358,000	33,500,000	110,379,000

Regional Office VII - Proper	17,532,000	7,157,000	24,000,000	48,689,000
PENRO Bohol	11,169,000	3,414,000		14,583,000
PENRO Cebu	12,073,000	4,030,000	8,000,000	24,103,000
PENRO Negros Oriental	10,665,000	3,310,000		13,975,000
PENRO Siquijor	6,082,000	1,447,000	1,500,000	9,029,000
Region VIII - Eastern Visayas	71,333,000	26,875,000	5,000,000	103,208,000

Regional Office VIII - Proper	16,292,000	12,180,000		28,472,000
PENRO Biliran	7,008,000	1,008,000	1,000,000	9,016,000
PENRO Eastern Samar	8,964,000	2,536,000	1,000,000	12,500,000
PENRO Leyte	10,496,000	3,544,000	1,000,000	15,040,000
PENRO Northern Samar	10,589,000	2,435,000	1,000,000	14,024,000
PENRO Southern Leyte	8,366,000	2,537,000	1,000,000	11,903,000
PENRO Western Samar	9,618,000	2,635,000		12,253,000
Region IX - Zamboanga Peninsula	53,847,000	22,217,000		76,064,000

Regional Office IX - Proper	16,109,000	17,704,000		33,813,000
PENRO Zamboanga del Norte	12,879,000	1,874,000		14,753,000

APRIL 29, 2019	OFFICIAL GAZETTE	719

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Zamboanga del Sur	11,687,000	1,134,000		12,821,000
PENRO Zamboanga Sibugay	13,172,000	1,505,000		14,677,000
Region X - Northern Mindanao	77,001,000	23,473,000	25,500,000	125,974,000

Regional Office X - Proper	19,575,000	11,784,000	9,200,000	40,559,000
PENRO Bukidnon	17,023,000	3,969,000	4,000,000	24,992,000
PENRO Camiguin	6,543,000	1,102,000		7,645,000
PENRO Lanao del Norte	9,474,000	2,206,000	5,000,000	16,680,000
PENRO Misamis Occidental	10,789,000	2,206,000	1,500,000	14,495,000
PENRO Misamis Oriental	13,597,000	2,206,000	5,800,000	21,603,000
Region XI - Davao	65,995,000	24,025,000	1,500,000	91,520,000

Regional Office XI - Proper	15,987,000	8,608,000	1,500,000	26,095,000
PENRO Compostela Valley	11,568,000	2,903,000		14,471,000
PENRO Davao del Norte	9,521,000	2,844,000		12,365,000
PENRO Davao del Sur	10,116,000	3,397,000		13,513,000
PENRO Davao Occidental	252,000	1,525,000		1,777,000
PENRO Davao Oriental	18,551,000	4,748,000		23,299,000
Region XII - SOCCSKSARGEN	59,636,000	24,043,000	24,975,000	108,654,000

Regional Office XII - Proper	19,750,000	12,265,000	6,000,000	38,015,000
PENRO North Cotabato	8,022,000	3,232,000	3,000,000	14,254,000
PENRO Saranggani	9,214,000	2,841,000	1,500,000	13,555,000
PENRO South Cotabato	10,332,000	2,861,000	9,000,000	22,193,000
PENRO Sultan Kudarat	12,318,000	2,844,000	5,475,000	20,637,000
Region XIII - CARAGA	68,003,000	22,233,000	39,220,000	129,456,000

Regional Office XIII - Proper	15,656,000	8,986,000	7,200,000	31,842,000
PENRO Agusan del Norte	11,353,000	2,634,000	2,430,000	16,417,000
PENRO Agusan del Sur	14,527,000	4,684,000	8,950,000	28,161,000
PENRO Dinagat Islands	3,432,000	884,000	7,210,000	11,526,000
PENRO Surigao del Norte	9,405,000	1,832,000	10,700,000	21,937,000
PENRO Surigao del Sur	13,630,000	3,213,000	2,730,000	19,573,000
Human Resource Development	162,334,000	131,771,000		294,105,100

National Capital Region (NCR)	37,799,000	72,005,000		109,804,000

720	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Central Office	30,320,000	58,438,000	88,758,000
Biodiversity Management Bureau (BMB)	1,208,000	1,655,000	2,863,000
Ecosystems Research and Development Bureau (ERDB)	1,576,000	1,655,000	3,231,000
Forest Management Bureau (FMB)	1,461,000	2,640,000	4,101,000
Land Management Bureau (LMB)	1,476,000	3,517,000	4,993,000
NCR - Proper	1,758,000	4,100,000	5,858,000
Region I - Ilocos	8,746,000	3,352,000	12,098,000

Regional Office I - Proper	6,005,000	3,352,000	9,357,000
PENRO Ilocos Norte	513,000		513,000
PENRO Ilocos Sur	727,000		727,000
PENRO La Union	767,000		767,000
PENRO Pangasinan	734,000		734,000
Cordillera Administrative Region (CAR)	9,181,000	3,890,000	13,071,000

Regional Office CAR - Proper	5,321,000	3,890,000	9,211,000
PENRO Abra	727,000		727,000
PENRO Apayao	727,000		727,000
PENRO Benguet	727,000		727,000
PENRO Ifugao	727,000		727,000
PENRO Kalinga	476,000		476,000
PENRO Mt. Province	476,000		476,000
Region II - Cagayan Valley	9,371,000	4,119,000	13,490,000

Regional Office II - Proper	5,657,000	4,119,000	9,776,000
PENRO Batanes	755,000		755,000
PENRO Cagayan	727,000		727,000
PENRO Isabela	727,000		727,000
PENRO Nueva Vizcaya	755,000		755,000
PENRO Quirino	750,000		750,000
Region III - Central Luzon	6,152,000	4,190,000	10,342,000

Regional Office III - Proper	2,622,000	4,190,000	6,812,000
PENRO Aurora	513,000		513,000
PENRO Bataan	476,000		476,000

APRIL 29, 2019	OFFICIAL GAZETTE	721

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Nueva Ecija	727,000		727,000
PENRO Tarlac	1,814,000		1,814,000
Region IVA - CALABARZON	9,390,000	3,512,000	12,902,000

Regional Office IVA - Proper	5,926,000	3,512,000	9,438,000
PENRO Batangas	727,000		727,000
PENRO Cavite	476,000		476,000
PENRO Laguna	767,000		767,000
PENRO Quezon	767,000		767,000
PENRO Rizal	727,000		727,000
Region IVB - MIMAROPA	6,736,000	4,608,000	11,344,000

Regional Office IVB - Proper	4,356,000	4,608,000	8,964,000
PENRO Marinduque	476,000		476,000
PENRO Occidental Mindoro	476,000		476,000
PENRO Oriental Mindoro	476,000		476,000
PENRO Palawan	476,000		476,000
PENRO Romblon	476,000		476,000
Region V - Bicol	9,367,000	3,822,000	13,189,000

Regional Office V - Proper	5,221,000	3,822,000	9,043,000
PENRO Albay	727,000		727,000
PENRO Camarines Norte	727,000		727,000
PENRO Camarines Sur	727,000		727,000
PENRO Catanduanes	727,000		727,000
PENRO Masbate	762,000		762,000
PENRO Sorsogon	476,000		476,000
Region VI - Western Visayas	7,591,000	3,742,000	11,333,000

Regional Office VI - Proper	5,191,000	3,742,000	8,933,000
PENRO Aklan	481,000		481,000
PENRO Antique	476,000		476,000
PENRO Capiz	481,000		481,000
PENRO Iloilo	481,000		481,000
PENRO Negros Occidental	481,000		481,000

722	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region VII - Central Visayas	9,455,000	4,490,000	13,945,000

Regional Office VII - Proper	5,949,000	4,490,000	10,439,000
PENRO Bohol	750,000		750,000
PENRO Cebu	971,000		971,000
PENRO Negros Oriental	1,050,000		1,050,000
PENRO Siquijor	735,000		735,000
Region VIII - Eastern Visayas	9,253,000	4,216,000	13,469,000

Regional Office VIII - Proper	5,064,000	4,216,000	9,280,000
PENRO Biliran	476,000		476,000
PENRO Eastern Samar	727,000		727,000
PENRO Leyte	727,000		727,000
PENRO Northern Samar	727,000		727,000
PENRO Southern Leyte	777,000		777,000
PENRO Western Samar	755,000		755,000
Region IX - Zamboanga Peninsula	7,823,000	3,355,000	11,178,000

Regional Office IX - Proper	6,099,000	3,355,000	9,454,000
PENRO Zamboanga del Norte	254,000		254,000
PENRO Zamboanga del Sur	735,000		735,000
PENRO Zamboanga Sibugay	735,000		735,000
Region X - Northern Mindanao	10,296,000	4,146,000	14,442,000

Regional Office X - Proper	6,661,000	4,146,000	10,807,000
PENRO Bukidnon	727,000		727,000
PENRO Camiguin	727,000		727,000
PENRO Lanao del Norte	727,000		727,000
PENRO Misamis Occidental	727,000		727,000
PENRO Misamis Oriental	727,000		727,000
Region XI - Davao	7,903,000	3,988,000	11,891,000

Regional Office XI - Proper	5,973,000	3,988,000	9,961,000
PENRO Compostela Valley	476,000		476,000
PENRO Davao del Norte	476,000		476,000
PENRO Davao del Sur	502,000		502,000

APRIL 29, 2019	OFFICIAL GAZETTE	723

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Davao Oriental	476,000		476,000
Region XII - SOCCSKSARGEN	3,446,000	4,471,000	7,917,000

Regional Office XII - Proper	1,248,000	4,471,000	5,719,000
PENRO North Cotabato	727,000		727,000
PENRO Sultan Kudarat	1,471,000		1,471,000
Region XIII - CARAGA	9,825,000	3,865,000	13,690,000

Regional Office XIII - Proper	5,655,000	3,865,000	9,520,000
PENRO Agusan del Norte	750,000		750,000
PENRO Agusan del Sur	983,000		983,000
PENRO Dinagat Islands	727,000		727,000
PENRO Surigao del Norte	983,000		983,040
PENRO Surigao del Sur	727,000		727,000
Administration of Personnel Benefits	98,939,000		98,939,000

National Capital Region (NCR)	11,842,000		11,842,000

Central Office	4,624,000		4,624,000
Biodiversity Management Bureau (BMB)	1,505,000		1,505,000
Ecosystem Research and Development Bureau (ERDB)	3,269,000		3,269,000
Land Management Bureau (LMB)	1,032,000		1,032,000
NCR - Proper	1,412,000		1,412,000
Region I - Ilocos	3,410,000		3,410,000

Regional Office I - Proper	3,410,000		3,410,000
Cordillera Administrative Region (CAR)	12,432,000		12,432,000

Regional Office CAR - Proper	12,432,000		12,432,000
Region II - Cagayan Valley	6,657,000		6,657,000

Regional Office II - Proper	6,657,000		6,657,000
Region III - Central Luzon	5,316,000		5,316,000

Regional Office III - Proper	5,316,000		5,316,000
Region IVA - CALABARZON	9,197,000		9,197,000

Regional Office IVA - Proper	9,197,000		9,197,000
Region IVB - MIMAROPA	4,938,000		4,938,000

Regional Office IVB - Proper	4,938,000		4,938,000

724	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region V - Bicol	5,356,000			5,356,000

Regional Office V - Proper	5,356,000			5,356,000
Region VI - Western Visayas	1,629,000			1,629,000

Regional Office VI - Proper	1,629,000			1,629,000
Region VII - Central Visayas	1,405,000			1,405,000

Regional Office VII - Proper	1,405,000			1,405,000
Region VIII - Eastern Visayas	6,815,000			6,815,000

Regional Office VIII - Proper	6,815,000			6,815,000
Region IX - Zamboanga Peninsula	2,640,000			2,640,000

Regional Office IX - Proper	2,640,000			2,640,000
Region X - Northern Mindanao	11,895,000			11,895,000

Regional Office X - Proper	11,895,000			11,895,000
Region XI - Davao	898,000			898,000

Regional Office XI - Proper	898,000			898,000
Region XII - SOCCSKSARGEN	7,592,000			7,592,000

Regional Office XII - Proper	7,592,000			7,592,000
Region XIII - CARAGA	6,917,000			6,917,000

Regional Office XIII - Proper	6,917,000			6,917,000

Sub-total, General Administration and Support	1,626,010,000	866,839,000	514,898,000	3,007,747,000

Support to Operations
Data Management including Systems Development and Maintenance	107,771,000	164,910,000	347,040,000	619,721,000

National Capital Region (NCR)	35,293,000	104,950,000	347,040,000	487,283,000

Central Office	19,744,000	100,021,000	347,040,000	466,805,000
Biodiversity Management Bureau (BMB)	5,329,000	1,324,000		6,653,000
Ecosystems Research and Development Bureau (ERDB)	1,160,000	1,534,000		2,694,000
Forest Management Bureau (FMB)	2,790,000	766,000		3,556,000
Land Management Bureau (LMB)	4,502,000	305,000		4,807,000
NCR - Proper	1,768,000	1,000,000		2,768,000
Region I - Ilocos	4,875,000	3,540,000		8,415,000

Regional Office I - Proper	2,790,000	2,000,000		4,790,000

APRIL 29, 2019	OFFICIAL GAZETTE	725

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Ilocos Norte	520,000	410,000	930,000
PENRO Ilocos Sur	520,000	410,000	930,000
PENRO La Union	525,000	210,000	735,000
PENRO Pangasinan	520,000	510,000	1,030,000
Cordillera Administrative Region (CAR)	6,245,000	4,460,000	10,705,000

Regional Office CAR - Proper	3,125,000	2,000,000	5,125,000
PENRO Abra	520,000	410,000	930,000
PENRO Apayao	520,000	410,000	930,000
PENRO Benguet	520,000	410,000	930,000
PENRO Ifugao	520,000	410,000	930,000
PENRO Kalinga	520,000	410,000	930,000
PENRO Mt. Province	520,000	410,000	930,000
Region II - Cagayan Valley	5,517,000	4,350,000	9,867,000

Regional Office II - Proper	2,917,000	2,000,000	4,917,000
PENRO Batanes	520,000	210,000	730,000
PENRO Cagayan	520,000	610,000	1,130,000
PENRO Isabela	520,000	710,000	1,230,000
PENRO Nueva Vizcaya	520,000	410,000	930,000
PENRO Quirino	520,000	410,000	930,000
Region III - Central Luzon	5,994,000	4,670,000	10,664,000

Regional Office III - Proper	2,354,000	2,000,000	4,354,000
PENRO Aurora	520,000	410,000	930,000
PENRO Bataan	520,000	410,000	930,000
PENRO Bulacan	520,000	410,000	930,000
PENRO Nueva Ecija	520,000	410,000	930,000
PENRO Pampanga	520,000	210,000	730,000
PENRO Tarlac	520,000	410,000	930,000
PENRO Zambales	520,000	410,000	930,000
Region IVA - CALABARZON	2,675,000	3,750,000	6,425,000

Regional Office IVA - Proper	2,155,000	2,000,000	4,155,000
PENRO Batangas		410,000	410,000

726	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PENRO Cavite	520,000	210,000	730,000
PENRO Laguna		310,000	310,000
PENRO Quezon		610,000	610,000
PENRO Rizal		210,000	210,000
Region IVB - MIMAROPA	4,177,000	4,050,000	8,227,000

Regional Office IVB - Proper	1,577,000	2,000,000	3,577,000
PENRO Marinduque	520,000	210,000	730,000
PENRO Occidental Mindoro	520,000	410,000	930,000
PENRO Oriental Mindoro	520,000	410,000	930,000
PENRO Palawan	520,000	810,000	1,330,000
PENRO Romblon	520,000	210,000	730,000
Region V - Bicol	6,245,000	3,860,000	10,105,000

Regional Office V - Proper	3,125,000	2,000,000	5,125,000
PENRO Albay	520,000	310,000	830,000
PENRO Camarines Norte	520,000	210,000	730,000
PENRO Camarines Sur	520,000	510,000	1,030,000
PENRO Catanduanes	520,000	210,000	730,000
PENRO Masbate	520,000	410,000	930,000
PENRO Sorsogon	520,000	210,000	730,000
Region VI - Western Visayas	6,302,000	4,060,000	10,362,000

Regional Office VI - Proper	3,162,000	2,000,000	5,162,000
PENRO Aklan	520,000	210,000	730,000
PENRO Antique	525,000	410,000	935,000
PENRO Capiz	525,000	210,000	735,000
PENRO Guimaras	525,000	210,000	735,000
PENRO Iloilo	520,000	510,000	1,030,000
PENRO Negros Occidental	525,000	510,000	1,035,000
Region VII - Central Visayas	5,247,000	3,440,000	8,687,000

Regional Office VII - Proper	3,162,000	2,000,000	5,162,000
PENRO Bohol	520,000	410,000	930,000
PENRO Cebu	525,000	410,000	935,000

APRIL 29, 2019	OFFICIAL GAZETTE	727

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Negros Oriental	520,000	410,000	930,000
PENRO Siquijor	520,000	210,000	730,000
Region VIII - Eastern Visayas	7,214,000	4,360,000	11,574,000

Regional Office VIII - Proper	4,094,000	2,000,000	6,094,000
PENRO Biliran	520,000	210,000	730,000
PENRO Eastern Samar	520,000	410,000	930,000
PENRO Leyte	520,000	510,000	1,030,000
PENRO Northern Samar	520,000	410,000	930,000
PENRO Southern Leyte	520,000	410,000	930,000
PENRO Western Samar	520,000	410,000	930,000
Region IX - Zamboanga Peninsula	4,751,000	3,530,000	8,281,000

Regional Office IX - Proper	3,701,000	2,000,000	5,701,000
PENRO Zamboanga del Norte		610,000	610,000
PENRO Zamboanga del Sur	525,000	410,000	935,000
PENRO Zamboanga Sibugay	525,000	510,000	1,035,000
Region X - Northern Mindanao	4,942,000	4,050,000	8,992,000

Regional Office X - Proper	2,342,000	2,000,000	4,342,000
PENRO Bukidnon	520,000	610,000	1,130,000
PENRO Camiguin	520,000	210,000	730,000
PENRO Lanao del Norte	520,000	410,000	930,000
PENRO Misamis Occidental	520,000	410,000	930,000
PENRO Misamis Oriental	520,000	410,000	930,000
Region XI - Davao	2,790,000	4,150,000	6,940,000

Regional Office XI - Proper	2,790,000	2,000,000	4,790,000
PENRO Compostela Valley		410,000	410,000
PENRO Davao del Norte		410,000	410,000
PENRO Davao del Sur		510,000	510,000
PENRO Davao Occidental		210,000	210,000
PENRO Davao Oriental		610,000	610,000
Region XII - SOCCSKSARGEN	634,000	3,640,000	4,274,000

Regional Office XII - Proper	634,000	2,000,000	2,634,000

728	OFFICIAL GAZETTE	VOL. 115, NO. 17
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PENRO North Cotabato		410,000	410,000
PENRO Saranggani		410,000	410,000
PENRO South Cotabato		410,000	410,000
PENRO Sultan Kudarat		410,000	410,000
Region XIII - CARAGA	4,870,000	4,050,000	8,920,000

Regional Office XIII - Proper	2,270,000	1,714,000	3,984,000
PENRO Agusan del Norte	520,000	449,000	969,000
PENRO Agusan del Sur	520,000	693,000	1,213,000
PENRO Dinagat Islands	520,000	223,000	743,000
PENRO Surigao del Norte	520,000	382,000	902,000
PENRO Surigao del Sur	520,000	589,000	1,109,000
Production and Dissemination of Technical and Popular Materials in the Conservation and Development of Natural Resources and Environmental Education, including an Encyclopedia on Biodiversity	70,615,000	143,129,000	213,744,000

National Capital Region (NCR)	38,654,000	113,294,000	151,948,000

Central Office	35,056,000	84,373,000	119,429,000
Biodiversity Management Bureau (BMB)		24,118,000	24,118,000
Ecosystems Research and Development Bureau (ERDB)	1,535,000	1,378,000	2,913,000
Forest Management Bureau (FMB)		1,863,000	1,863,000
Land Management Bureau (LMB)	294,000	154,000	448,000
NCR - Proper	1,769,000	1,408,000	3,177,000
Region I - Ilocos	1,574,000	1,807,000	3,381,000

Regional Office I - Proper	1,574,000	921,000	2,495,000
PENRO Ilocos Norte		220,000	220,000
PENRO Ilocos Sur		215,000	215,000
PENRO La Union		142,000	142,000
PENRO Pangasinan		309,000	309,000
Cordillera Administrative Region (CAR)	2,244,000	1,212,000	3,456,000

Regional Office CAR - Proper	2,244,000	1,062,000	3,306,000
PENRO Abra		25,000	25,000

APRIL 29, 2019	OFFICIAL GAZETTE	729

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Apayao		25,000	25,000
PENRO Benguet		25,000	25,000
PENRO Ifugao		25,000	25,000
PENRO Kalinga		25,000	25,000
PENRO Mt. Province		25,000	25,000
Region II - Cagayan Valley	1,769,000	2,075,000	3,844,000

Regional Office II - Proper	1,769,000	1,595,000	3,364,000
PENRO Batanes		87,000	87,000
PENRO Cagayan		102,000	102,000
PENRO Isabela		102,000	102,000
PENRO Nueva Vizcaya		87,000	87,000
PENRO Quirino		102,000	102,000
Region III - Central Luzon	1,213,000	2,069,000	3,282,000

Regional Office III - Proper	1,213,000	1,674,000	2,887,000
PENRO Aurora		68,000	68,000
PENRO Bataan		48,000	48,000
PENRO Bulacan		48,000	48,000
PENRO Nueva Ecija		60,000	60,000
PENRO Pampanga		51,000	51,000
PENRO Tarlac		52,000	52,000
PENRO Zambales		68,000	68,000
Region IVA - CALABARZON	951,000	1,660,000	2,611,000

Regional Office IVA - Proper	951,000	1,140,000	2,091,000
PENRO Batangas		100,000	100,000
PENRO Cavite		60,000	60,000
PENRO Laguna		80,000	80,000
PENRO Quezon		220,000	220,000
PENRO Rizal		60,000	60,000
Region IVB - MIMAROPA	2,244,000	2,254,000	4,498,000

Regional Office IVB - Proper	2,244,000	1,808,000	4,052,000
PENRO Marinduque		75,000	75,000

730	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PENRO Occidental Mindoro		55,000	55,000
PENRO Oriental Mindoro		80,000	80,000
PENRO Palawan		159,000	159,000
PENRO Romblon		77,000	77,000
Region V - Bicol	2,244,000	2,077,000	4,321,000

Regional Office V - Proper	2,244,000	1,957,000	4,201,000
PENRO Albay		20,000	20,000
PENRO Camarines Norte		20,000	20,000
PENRO Camarines Sur		20,000	20,000
PENRO Catanduanes		20,000	20,000
PENRO Masbate		20,000	20,000
PENRO Sorsogon		20,000	20,000
Region VI - Western Visayas	2,267,000	2,410,000	4,677,000

Regional Office VI - Proper	2,267,000	1,995,000	4,262,000
PENRO Aklan		30,000	30,000
PENRO Antique		40,000	40,000
PENRO Capiz		30,000	30,000
PENRO Guimaras		20,000	20,000
PENRO Iloilo		50,000	50,000
PENRO Regros Occidental		245,000	245,000
Region VII - Central Visayas	2,270,000	2,200,000	4,470,000

Regional Office VII - Proper	2,270,000	1,605,000	3,875,000
PENRO Bohol		155,000	155,000
PENRO Cebu		155,000	155,000
PENRO Negros Oriental		200,000	200,000
PENRO Siquijor		85,000	85,000
Region VIII - Eastern Visayas	2,260,000	1,848,000	4,108,000

Regional Office VIII - Proper	2,260,000	1,848,000	4,108,000
Region IX - Zamboanga Peninsula	2,267,000	1,304,000	3,571,000

Regional Office IX - Proper	2,267,000	1,006,000	3,273,000
PENRO Zamboanga del Norte		120,000	120,000

APRIL 29, 2019	OFFICIAL GAZETTE	731

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Zamboanga del Sur		68,000	68,000
PENRO Zamboanga Sibugay		110,000	110,000
Region X - Northern Mindanao	1,930,000	2,157,000	4,087,000

Regional Office X - Proper	1,930,000	2,157,000	4,087,000
Region XI - Davao	2,525,000	2,152,000	4,677,000

Regional Office XI - Proper	2,525,000	1,652,000	4,177,000
PENRO Compostela Valley		100,000	100,000
PENRO Davao del Norte		100,000	100,000
PENRO Davao del Sur		100,000	100,000
PENRO Davao Occidental		100,000	100,000
PENRO Davao Oriental		100,000	100,000
Region XII - SOCCSKSARGEN	4,296,000	2,301,000	6,597,000

Regional Office XII - Proper	4,296,000	1,597,000	5,893,000
PENRO North Cotabato		171,000	171,000
PENRO Saranggani		161,000	161,000
PENRO South Cotabato		161,000	161,000
PENRO Sultan Kudarat		211,000	211,000
Region XIII - CARAGA	1,907,000	2,309,000	4,216,000

Regional Office XIII - Proper	1,907,000	2,309,000	4,216,000
Legal Services including Operations Against Unlawful Titling of Public Land	163,992,000	44,793,000	208,785,000

National Capital Region (NCR)	58,744,000	24,156,000	82,900,000

Central Office	45,969,000	21,075,000	67,044,000
Biodiversity Management Bureau (BMB)	1,085,000	300,000	1,385,000
Ecosystems Research and Development Bureau (ERDB)		200,000	200,000
Forest Management Bureau (FMB)	1,085,000	200,000	1,285,000
Land Management Bureau (LMB)	7,440,000	1,311,000	8,751,000
NCR - Proper	3,165,000	1,070,000	4,235,000
Region I - Ilocos	7,686,000	1,766,000	9,452,000

Regional Office I - Proper	7,686,000	1,766,000	9,452,000
Cordillera Administrative Region (CAR)	6,424,000	1,089,000	7,513,000

732	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Regional Office CAR - Proper	6,424,000	1,089,000		7,513,000
Region II - Cagayan Valley	7,652,000	1,179,000		8,831,000

Regional Office II - Proper	7,652,000	1,179,000		8,831,000
Region III - Central Luzon	7,368,000	1,206,000		8,574,000

Regional Office III - Proper	7,368,000	1,206,000		8,574,000
Region IVA - CALABARZON	3,617,000	797,000		4,414,000

Regional Office IVA - Proper	3,617,000	797,000		4,414,000
Region IVB - MIMAROPA	5,815,000	2,000,000		7,815,000

Regional Office IVB - Proper	5,815,000	2,000,000		7,815,000
Region V - Bicol	8,432,000	1,265,000		9,697,000

Regional Office V - Proper	8,432,000	1,265,000		9,697,000
Region VI - Western Visayas	8,700,000	1,176,000		9,876,000

Regional Office VI - Proper	8,700,000	1,176,000		9,876,000
Region VII - Central Visayas	10,064,000	1,700,000		11,764,000

Regional Office VII - Proper	10,064,000	1,700,000		11,764,000
Region VIII - Eastern Visayas	8,368,000	1,525,000		9,893,000

Regional Office VIII - Proper	8,368,000	1,525,000		9,893,000
Region IX - Zamboanga Peninsula	6,872,000	793,000		7,665,000

Regional Office IX- Proper	6,872,000	793,000		7,665,000
Region X - Northern Mindanao	6,525,000	1,389,000		7,914,000

Regional Office X - Proper	6,525,000	1,389,000		7,914,000
Region XI - Davao	9,109,000	1,410,000		10,519,000

Regional Office XI - Proper	9,109,000	1,410,000		10,519,000
Region XII - SOCCSKSARGEN	3,723,000	1,640,000		5,363,000

Regional Office XII - Proper	3,723,000	1,640,000		5,363,000
Region XIII - CARAGA	4,893,000	1,702,000		6,595,000

Regional Office XIII - Proper	4,893,000	1,702,000		6,595,000
Conduct of Special Studies, Design and Development in Support of Forestry, Mining and Environmental Management Operations, Including Climate Change Resilience	31,687,000	273,731,000	1,830,000	307,248,000

National Capital Region (NCR)	31,687,000	253,157,000		284,844,000

Central Office	31,687,000	253,157,000		284,844,000

APRIL 29, 2019	OFFICIAL GAZETTE	733

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IVB - MIMAROPA		600,000		600,000

Regional Office IVB - Proper		600,000		600,000
Region VI - Western Visayas		7,220,000	1,830,000	9,050,000

PENRO Antique		7,220,000	1,830,000	9,050,000
Region IX - Zamboanga Peninsula		600,000		600,000

Regional Office IX - Proper		600,000		600,000
Region X - Northern Mindanao		600,000		600,000

Regional Office X - Proper		600,000		600,000
Region XI - Davao		10,354,000		10,354,000

Regional Office XI - Proper		10,354,000		10,354,000
Region XII - SOCCSKSARGEN		600,000		600,000

Regional Office XII - Proper		600,000		600,000
Region XIII - CARAGA		600,000		600,000

Regional Office XIII - Proper		600,000		600,000
Formulation and Monitoring of ENR Sector Policies, Plans, Programs and Projects	424,819,000	298,061,000		722,880,000

National Capital Region (NCR)	196,613,000	99,420,000		296,033,000

Central Office	28,850,000	56,512,000		85,362,000
Biodiversity Management Bureau (BMB)	47,776,000	9,961,000		57,737,000
Ecosystems Research and Development Bureau (ERDB)	2,541,000	5,067,000		7,608,000
Forest Management Bureau (FMB)	71,143,000	22,957,000		94,100,000
Land Management Bureau (LMB)	39,536,000	3,450,000		42,986,000
NCR - Proper	6,767,000	1,473,000		8,240,000
Region I - Ilocos	16,949,000	13,653,000		30,602,000

Regional Office I - Proper	6,296,000	6,301,000		12,597,000
PENRO Ilocos Norte	1,939,000	1,994,000		3,933,000
PENRO Ilocos Sur	2,165,000	1,841,000		4,006,000
PENRO La Union	3,615,000	1,420,000		5,035,000
PENRO Pangasinan	2,934,000	2,097,000		5,031,000
Cordillera Administrative Region (CAR)	14,407,000	9,825,000		24,232,000

Regional Office CAR - Proper	5,784,000	2,587,000		8,371,000

734	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PENRO Abra	1,458,000	3,166,000	4,624,000
PENRO Apayao	1,433,000	160,000	1,593,000
PENRO Benguet	1,433,000	441,000	1,874,000
PENRO Ifugao	1,433,000	1,146,000	2,579,000
PENRO Kalinga	1,433,000	1,088,000	2,521,000
PENRO Mt. Province	1,433,000	1,237,000	2,670,000
Region II - Cagayan Valley	12,758,000	11,363,000	24,121,000

Regional Office II - Proper	5,932,000	3,367,000	9,299,000
PENRO Batanes	1,094,000	225,000	1,319,000
PENRO Cagayan	1,433,000	2,920,000	4,353,000
PENRO Isabela	1,433,000	2,902,000	4,335,000
PENRO Nueva Vizcaya	1,433,000	1,085,000	2,518,000
PENRO Quirino	1,433,000	864,000	2,297,000
Region III - Central Luzon	34,529,000	13,507,000	48,036,000

Regional Office III - Proper	6,023,000	7,259,000	13,282,000
PENRO Aurora	4,032,000	1,468,000	5,500,000
PENRO Bataan	5,876,000	1,455,000	7,331,000
PENRO Bulacan	2,758,000	1,020,000	3,778,000
PENRO Nueva Ecija	3,674,000	341,000	4,015,000
PENRO Pampanga	4,340,000	101,000	4,441,000
PENRO Tarlac	3,919,000	440,000	4,359,000
PENRO Zambales	3,907,000	1,423,000	5,330,000
Region IVA - CALABARZON	10,168,000	13,292,000	23,460,000

Regional Office IVA - Proper	4,498,000	7,677,000	12,175,000
PENRO Batangas	1,094,000	1,080,000	2,174,000
PENRO Cavite	1,094,000	960,000	2,054,000
PENRO Laguna	1,094,000	970,000	2,064,000
PENRO Quezon	1,433,000	1,215,000	2,648,000
PENRO Rizal	955,000	1,390,000	2,345,000
Region IVB - MIMAROPA	12,967,000	13,627,000	26,594,000

Regional Office IVB - Proper	6,579,000	5,626,000	12,205,000

APRIL 29, 2019	OFFICIAL GAZETTE	735
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Marinduque	1,094,000	810,000	1,904,000
PENRO Occidental Mindoro	1,433,000	1,240,000	2,673,000
PENRO Oriental Mindoro	955,000	2,459,000	3,414,000
PENRO Palawan	1,433,000	2,420,000	3,853,000
PENRO Ronblon	1,473,000	1,072,000	2,545,000
Region V - Bicol	14,649,000	9,718,000	24,367,000

Regional Office V - Proper	6,051,000	6,524,000	12,575,000
PENRO Albay	1,433,000	410,000	1,843,000
PENRO Camarines Norte	1,433,000	642,000	2,075,000
PENRO Camarines Sur	1,433,000	725,000	2,158,000
PENRO Catanduanes	1,433,000	292,000	1,725,000
PENRO Masbate	1,433,000	779,000	2,212,000
PENRO Sorsogan	1,433,000	346,000	1,779,000
Region VI - Western Visayas	16,103,000	15,734,000	31,837,000

Regional Office VI - Proper	6,345,000	7,867,000	14,212,000
PENRO Aklan	1,107,000	542,000	1,649,000
PENRO Antique	1,699,000	1,846,000	3,545,000
PENRO Capiz	1,449,000	1,047,000	2,496,000
PENRO Guinaras	1,449,000	571,000	2,020,000
PENRO Iloilo	1,925,000	2,413,000	4,338,000
PENRO Negros Occidental	2,129,000	1,448,000	3,577,000
Region VII - Central Visayas	11,050,000	15,484,000	26,534,000

Regional Office VII - Proper	4,967,000	5,005,000	9,972,000
PENRO Bohol	1,987,000	3,013,000	5,000,000
PENRO Cebu	1,446,000	3,353,000	4,799,000
PENRO Negros Oriental	1,543,000	3,013,000	4,556,000
PENRO Siquijor	1,107,000	1,100,000	2,207,000
Region VIII - Eastern Visayas	18,479,000	17,242,000	35,721,000

Regional Office VIII - Proper	3,834,000	2,819,000	6,653,000
PENRO Biliran	1,433,000	385,000	1,818,000

736	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PENRO Eastern Samar	2,316,000	3,169,000	5,485,000
PENRO Leyte	2,692,000	4,331,000	7,023,000
PENRO Northern Samar	3,148,000	1,981,000	5,129,000
PENRO Southern Leyte	2,082,000	2,294,000	4,376,000
PENRO Western Samar	2,974,000	2,263,000	5,237,000
Region IX - Zamboanga Peninsula	11,076,000	14,295,000	25,371,000

Regional Office IX - Proper	7,697,000	11,884,000	19,581,000
PENRO Zamboanga del Norte	481,000	912,000	1,393,000
PENRO Zamboanga del Sur	1,449,000	404,000	1,853,000
PENRO Zamboanga Sibugay	1,449,000	1,095,000	2,544,000
Region X - Northern Mindanao	10,611,000	15,364,000	25,975,000

Regional Office X - Proper	5,357,000	6,189,000	11,546,000
PENRO Bukidnon		3,275,000	3,275,000
PENRO Camiguin	1,433,000	2,235,000	3,668,000
PENRO Lanao del Norte	1,433,000	1,205,000	2,638,000
PENRO Misamis Occidental	955,000	1,505,000	2,460,000
PENRO Misamis Oriental	1,433,000	955,000	2,388,000
Region XI - Davao	14,782,000	10,331,000	25,113,000

Regional Office XI - Proper	6,623,000	3,605,000	10,228,000
PENRO Compostela Valley	1,889,000	732,000	2,621,000
PENRO Davao del Norte	1,661,000	630,000	2,291,000
PENRO Davao del Sur	1,433,000	1,965,000	3,398,000
PENRO Davao Occidental	1,743,000	675,000	2,418,000
PENRO Davao Oriental	1,433,000	2,724,000	4,157,000
Region XII - SOCCSKSARGEN	13,656,000	10,793,000	24,449,000

Regional Office XII - Proper	7,911,000	7,044,000	14,955,000
PENRO North Cotabato	3,619,000	1,105,000	4,724,000
PENRO Saranggani		784,000	784,000
PENRO South Cotabato		1,305,000	1,305,000
PENRO Sultan Kudarat	2,126,000	555,000	2,681,000

APRIL 29, 2019	OFFICIAL GAZETTE	737
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region XIII - CARAGA	16,022,000	14,413,000		30,435,000

Regional Office XIII - Proper	5,784,000	7,321,000		13,105,000
PENRO Agusan del Norte	2,829,000	2,264,000		5,093,000
PENRO Agusan del Sur	1,433,000	2,189,000		3,622,000
PENRO Dinagat Islands	1,433,000	264,000		1,697,000
PENRO Surigao del Norte	1,433,000	1,127,000		2,560,000
PENRO Surigao del Sur	3,110,000	1,248,000		4,358,000
Ecosystems Research Development and Extension Services	147,062,000	92,629,000		239,691,000

National Capital Region (NCR)	147,062,000	92,629,000		239,691,000

Ecosystems Research and Development Bureau (ERDB)	147,062,000	92,629,000		239,691,000

Sub-total, Support to Operations	945,946,000	1,017,253,000	348,870,000	2,312,069,000

Operations
Natural resources sustainably managed	3,956,506,000	4,141,980,000	2,967,154,000	11,065,640,000

NATURAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM	481,038,000	1,106,912,000	114,000,000	1,701,950,000

Natural resources management arrangement/agreement and permit issuance	481,038,000	935,912,000	114,000,000	1,530,950,000

National Capital Region (NCR)	16,570,000	253,435,000	27,580,000	297,585,000

Central Office		169,304,000	25,440,000	194,744,000
Biodiversity Management Bureau (BMB)		1,400,000		1,400,000
Forest Management Bureau (FMB)		72,903,000	1,000,000	73,903,000
Land Management Bureau (LMB)		3,000,000		3,000,000
NCR - Proper	16,570,000	6,828,000	1,140,000	24,538,000
Region I - Ilocos	21,509,000	28,929,000	5,620,000	56,058,000

Regional Office I - Proper	7,627,000	4,778,000	160,000	12,565,000
PENRO Ilocos Norte	4,620,000	5,550,000	1,500,000	11,670,000
PENRO Ilocos Sur	3,918,000	5,100,000	1,320,000	10,338,000
PENRO La Union	1,407,000	2,975,000	790,000	5,172,000
PENRO Pangasinan	3,937,000	10,526,000	1,850,000	16,313,000
Cordillera Administrative Region (CAR)	23,437,000	84,165,000	6,480,000	114,082,000

Regional Office CAR - Proper	2,690,000	13,980,000	4,940,000	21,610,000

738	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PENRO Abra	2,539,000	12,164,000	220,000	14,923,000
PENRO Apayao	4,695,000	13,506,000	220,000	18,421,000
PENRO Benguet	2,990,000	6,111,000	220,000	9,321,000
PENRO Ifugao	3,711,000	7,009,000	220,000	10,940,000
PENRO Kalinga	4,727,000	17,722,000	330,000	22,779,000
PENRO Mt. Province	2,085,000	13,673,000	330,000	16,088,000
Region II - Cagayan Valley	28,001,000	44,513,000	7,760,000	80,274,000

Regional Office II - Proper	4,925,000	16,065,000	320,000	21,310,000
PENRO Batanes	921,000	1,597,000	490,000	3,008,000
PENRO Cagayan	7,463,000	8,239,000	2,120,000	17,822,000
PENRO Isabela	7,471,000	10,663,000	2,650,000	20,784,000
PENRO Nueva Vizcaya	6,054,000	4,262,000	1,140,000	11,456,000
PENRO Quirino	1,167,000	3,687,000	1,040,000	5,894,000
Region III - Central Luzon	17,572,000	60,810,000	7,220,000	85,602,000

Regional Office III - Proper	7,119,000	17,110,000	650,000	24,879,000
PENRO Aurora	8,834,000	7,178,000	1,140,000	17,152,000
PENRO Bataan	921,000	4,967,000	1,120,000	7,008,000
PENRO Bulacan		6,078,000	920,000	6,998,000
PENRO Nueva Ecija		10,784,000	880,000	11,664,000
PENRO Pampanga	469,000	3,076,000	720,000	4,265,000
PENRO Tarlac	229,000	5,301,000	1,040,000	6,570,000
PENRO Zambales		6,316,000	750,000	7,066,000
Region IVA - CALABARZON	36,676,000	47,345,000	4,610,000	88,631,000

Regional Office IVA - Proper	5,115,000	7,670,000	60,000	12,845,000
PENRO Batangas	1,191,000	6,270,000	860,000	8,321,000
PENRO Cavite	2,300,000	4,401,000	640,000	7,341,000
PENRO Laguna	3,744,000	5,348,000	420,000	9,512,000
PENRO Quezon	20,753,000	17,244,000	2,140,000	40,137,000
PENRO Rizal	3,573,000	6,412,000	490,000	10,475,000

APRIL 29, 2019	OFFICIAL GAZETTE	739

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IVB - MIMAROPA	42,460,000	36,343,000	5,970,000	84,773,000

Regional Office IVB - Proper	7,303,000	10,400,000	220,000	17,923,000
PENRO Marinduque	1,884,000	1,565,000	670,000	4,119,000
PENRO Occidental Mindoro	7,516,000	4,259,000	1,060,000	12,835,000
PENRO Oriental Mindoro	6,508,000	7,042,000	1,090,000	14,640,000
PENRO Palawan	16,925,000	10,516,000	2,410,000	29,851,000
PENRO Romblon	2,324,000	2,561,000	520,000	5,405,000
Region V - Bicol	30,424,000	37,733,000	5,440,000	73,597,000

Regional Office V - Proper	6,470,000	12,072,000	600,000	19,142,000
PENRO Albay	2,794,000	3,859,000	860,000	7,513,000
PENRO Camarines Norte	2,955,000	2,997,000	510,000	6,462,000
PENRO Camarines Sur	10,321,000	7,551,000	1,400,000	19,272,000
PENRO Catanduanes	2,478,000	3,092,000	510,000	6,080,000
PENRO Masbate	3,505,000	5,127,000	1,050,000	9,682,000
PENRO Sorsogon	1,901,000	3,035,000	510,000	5,446,000
Region VI - Western Visayas	37,631,000	72,602,000	5,210,000	115,443,000

Regional Office VI - Proper	1,304,000	4,941,000	660,000	6,905,000
PENRO Aklan	4,195,000	6,376,000	620,000	11,191,000
PENRO Antique	5,577,000	32,931,000	1,720,000	40,228,000
PENRO Capiz	1,870,000	4,664,000	340,000	6,874,000
PENRO Guimaras	3,932,000	4,408,000	290,000	8,630,000
PENRO Iloilo	11,162,000	9,596,000	520,000	21,278,000
PENRO Negros Occidental	9,591,000	9,686,000	1,060,000	20,337,000
Region VII - Central Visayas	32,620,000	32,229,000	5,260,000	70,109,000

Regional Office VII - Proper	13,268,000	11,415,000	100,000	24,783,000
PENRO Bohol	5,592,000	5,228,000	1,370,000	12,190,000
PENRO Cebu	6,061,000	5,336,000	1,410,000	12,807,000
PENRO Negros Oriental	5,846,000	7,816,000	1,740,000	15,402,000
PENRO Siquijor	1,853,000	2,434,000	640,000	4,927,000

740	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region VIII - Eastern Visayas	22,151,000	30,899,000	7,320,000	60,370,000

Regional Office VIII - Proper	6,056,000	11,665,000	240,000	17,961,000
PENRO Biliran	932,000	1,456,000	660,000	3,048,000
PENRO Eastern Samar	2,766,000	3,286,000	950,000	7,002,000
PENRO Leyte	5,159,000	4,507,000	1,830,000	11,496,000
PENRO Northern Samar	458,000	3,321,000	1,820,000	5,599,000
PENRO Southern Leyte	3,249,000	3,220,000	900,000	7,369,000
PENRO Western Samar	3,531,000	3,444,000	920,000	7,895,000
Region IX - Zamboanga Peninsula	31,982,000	34,783,000	4,370,000	71,135,000

Regional Office IX - Proper	5,865,000	13,200,000	190,000	19,255,000
PENRO Zamboanga del Norte	9,899,000	9,028,000	1,700,000	20,627,000
PENRO Zamboanga del Sur	5,333,000	4,703,000	1,100,000	11,136,000
PENRO Zamboanga Sibugay	10,885,000	7,852,000	1,380,000	20,117,000
Region X - Northern Mindanao	40,268,000	40,323,000	7,180,000	87,771,000

Regional Office X - Proper	2,315,000	11,417,000	200,000	13,932,000
PENRO Bukidnon	17,918,000	11,627,000	2,410,000	31,955,000
PENRO Camiguin	3,424,000	2,972,000	460,000	6,856,000
PENRO Lanao del Norte	5,396,000	3,916,000	1,330,000	10,642,000
PENRO Misamis Occidental	5,608,000	5,625,000	1,520,000	12,753,000
PENRO Misamis Oriental	5,607,000	4,766,000	1,260,000	11,633,000
Region XI - Davao	22,018,000	46,159,000	5,410,000	73,587,000

Regional Office XI - Proper	5,826,000	13,137,000	100,000	19,063,000
PENRO Compostela Valley	3,520,000	5,647,000	950,000	10,117,000
PENRO Davao del Norte	3,519,000	5,347,000	870,000	9,736,000
PENRO Davao del Sur	3,520,000	7,943,000	1,330,000	12,793,000
PENRO Davao Occidental		2,815,000	660,000	3,475,000
PENRO Davao Oriental	5,633,000	11,270,000	1,500,000	18,403,000
Region XII - SOCCSKSARGEN	35,861,000	33,019,000	3,350,000	72,230,000

Regional Office XII - Proper	5,454,000	11,879,000	220,000	17,553,000
PENRO North Cotabato	11,624,000	5,663,000	820,000	18,107,000

APRIL 29, 2019	OFFICIAL GAZETTE	741

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Saranggani	3,798,000	4,767,000	700,000	9,265,000
PENRO South Cotabato	4,236,000	4,803,000	790,000	9,829,000
PENRO Sultan Kudarat	10,749,000	5,907,000	820,000	17,476,000
Region XIII - CARAGA	41,858,000	52,625,000	5,220,000	99,703,000

Regional Office XIII - Proper	9,868,000	17,669,000	750,000	28,287,000
PENRO Agusan del Norte	2,122,000	6,503,000	910,000	9,535,000
PENRO Agusan del Sur	21,495,000	11,713,000	1,190,000	34,398,000
PENRO Dinagat Islands	871,000	3,106,000	390,000	4,367,000
PENRO Surigao del Norte	1,627,000	5,465,000	810,000	7,902,000
PENRO Surigao del Sur	5,875,000	8,169,000	1,170,000	15,214,000
Operations against illegal environment and natural resources activities		171,000,000		171,000,000

National Capital Region (NCR)		155,000,000		155,000,000

Central Office		155,000,000		155,000,000
Region I - Ilocos		2,000,000		2,000,000

Regional Office I - Proper		1,460,000		1,460,000
PENRO Ilocos Norte		140,000		140,000
PENRO Ilocos Sur		140,000		140,000
PENRO La Union		60,000		60,000
PENRO Pangasinan		200,000		200,000
Cordillera Administrative Region (CAR)		500,000		500,000

Regional Office CAR - Proper		500,000		500,000
Region II - Cagayan Valley		1,500,000		1,500,000

Regional Office II - Proper		1,500,000		1,500,000
Region III - Central Luzon		1,500,000		1,500,000

Regional Office III - Proper		1,500,000		1,500,000
Region IVA - CALABARZON		500,000		500,000

Regional Office IVA - Proper		100,000		100,000
PENRO Batangas		80,000		80,000
PENRO Cavite		80,000		80,000
PENRO Laguna		80,000		80,000

742	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PENRO Quezon	80,000	80,000
PENRO Rizal	80,000	80,000
Region IVB - MIMAROPA	1,000,000	1,000,000

Regional Office IVB - Proper	640,000	640,000
PENRO Marinduque	30,000	30,000
PENRO Occidental Mindoro	60,000	60,000
PENRO Oriental Mindoro	60,000	60,000
PENRO Palawan	180,000	180,000
PENRO Romblon	30,000	30,000
Region V - Bicol	500,000	500,000

Regional Office V - Proper	365,000	365,000
PENRO Albay	20,000	20,000
PENRO Camarines Norte	20,000	20,000
PENRO Camarines Sur	30,000	30,000
PENRO Catanduanes	15,000	15,000
PENRO Masbate	30,000	30,000
PENRO Sorsogon	20,000	20,000
Region VI - Western Visayas	800,000	800,000

Regional Office VI - Proper	800,000	800,000
Region VII - Central Visayas	1,000,000	1,000,000

Regional Office VII - Proper	270,000	270,000
PENRO Bohol	200,000	200,000
PENRO Cebu	200,000	200,000
PENRO Negros Oriental	200,000	200,000
PENRO Siquijor	130,000	130,000
Region VIII - Eastern Visayas	500,000	500,000

Regional Office VIII - Proper	500,000	500,000
Region IX - Zamboanga Peninsula	1,000,000	1,000,000

Regional Office IX - Proper	632,000	632,000
PENRO Zamboanga del Norte	88,000	88,000

APRIL 29, 2019	OFFICIAL GAZETTE	743

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Zamboanga del Sur	52,000		52,000
PENRO Zamboanga Sibugay		228,000		228,000
Region X - Northern Mindanao		1,800,000		1,800,000

Regional Office X - Proper		1,060,000		1,060,000
PENRO Bukidnon		160,000		160,000
PENRO Camiguin		130,000		130,000
PENRO Lanao del Norte		150,000		150,000
PENRO Misamis Occidental		150,000		150,000
PENRO Misamis Oriental		150,000		150,000
Region XI - Davao		1,800,000		1,800,000

Regional Office XI - Proper		600,000		600,000
PENRO Compostela Valley		150,000		150,000
PENRO Davao del Norte		150,000		150,000
PENRO Davao del Sur		250,000		250,000
PENRO Davao Occidental		100,000		100,000
PENRO Davao Oriental		550,000		550,000
Region XII - SOCCSKSARGEN		600,000		600,000

Regional Office XII - Proper		600,000		600,000
Region XIII - CARAGA		1,000,000		1,000,000

Regional Office XIII - Proper		1,000,000		1,000,000
NATURAL RESOURCES CONSERVATION AND DEVELOPMENT PROGRAM	3,475,468,000	3,035,068,000	2,853,154,000	9,363,690,000

PROTECTED AREAS, CAVES, AND WETLANDS DEVELOPMENT AND MANAGEMENT SUB-PROGRAM	770,237,000	658,641,000	40,400,000	1,469,278,000

Protected areas development and management	770,237,000	658,641,000	40,400,000	1,469,278,000

National Capital Region (NCR)	17,202,000	49,711,000	3,300,000	70,213,000

Central Office		21,626,000		21,626,000
Biodiversity Management Bureau (BMB)	10,441,000	27,315,000	3,300,000	41,056,000
NCR - Proper	6,761,000	770,000		7,531,000
Region I - Ilocos	35,245,000	13,039,000		48,284,000

Regional Office I - Proper	11,050,000	2,996,000		14,046,000

744	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PENRO Ilocos Norte	5,961,000	2,888,000	8,849,000
PENRO Ilocos Sur	6,934,000	3,273,000	10,207,000
PENRO La Union	2,400,000	1,804,000	4,204,000
PENRO Pangasinan	8,900,000	2,078,000	10,978,000
Cordillera Administrative Region (CAR)	53,895,000	26,633,000	80,528,000

Regional Office CAR - Proper	10,406,000	5,027,000	15,433,000
PENRO Abra	6,102,000	2,550,000	8,652,000
PENRO Apayao	6,349,000	330,000	6,679,000
PENRO Benguet	9,279,000	12,373,000	21,652,000
PENRO Ifugao	6,114,000	2,265,000	8,379,000
PENRO Kalinga	6,346,000	2,093,000	8,439,000
PENRO Mt. Province	9,299,000	1,995,000	11,294,000
Region II - Cagayan Valley	66,860,000	51,820,000	118,680,000

Regional Office II - Proper	10,819,000	2,695,000	13,514,000
PENRO Batanes	2,455,000	2,599,000	5,054,000
PENRO Cagayan	17,316,000	15,208,000	32,524,000
PENRO Isabela	21,074,000	17,789,000	38,863,000
PENRO Nueva Vizcaya	7,292,000	8,968,000	16,260,000
PENRO Quirino	7,904,000	4,561,000	12,465,000
Region III - Central Luzon	69,485,000	54,934,000	124,419,000

Regional Office III - Proper	9,677,000	15,411,000	25,088,000
PENRO Aurora	8,319,000	18,983,000	27,302,000
PENRO Bataan	8,905,000	4,946,000	13,851,000
PENRO Bulacan	8,781,000	2,953,000	11,734,000
PENRO Nueva Ecija	12,508,000	7,578,000	20,086,000
PENRO Pampanga	5,861,000	1,698,000	7,559,000
PENRO Tarlac	8,398,000	682,000	9,080,000
PENRO Zambales	7,036,000	2,683,000	9,719,000
Region IVA - CALABARZON	50,615,000	52,861,000	103,476,000

Regional Office IVA - Proper	8,910,000	6,344,000	15,254,000

APRIL 29, 2019	OFFICIAL GAZETTE	745

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Batangas	5,475,000	7,392,000		12,867,000
PENRO Cavite	7,393,000	2,518,000		9,911,000
PENRO Laguna	5,082,000	3,341,000		8,423,000
PENRO Quezon	18,439,000	21,939,000		40,378,000
PENRO Rizal	5,316,000	11,327,000		16,643,000
Region IVB - MIMAROPA	65,110,000	62,873,000		127,983,000

Regional Office IVB - Proper	7,511,000	6,940,000		14,451,000
PENRO Marinduque	4,587,000	6,454,000		11,041,000
PENRO Occidental Mindoro	14,452,000	19,766,000		34,218,000
PENRO Oriental Mindoro	7,089,000	6,400,000		13,489,000
PENRO Palawan	26,348,000	16,340,000		42,688,000
PENRO Romblon	5,123,000	6,973,000		12,096,000
Region V - Bicol	49,805,000	43,327,000		93,132,000

Regional Office V - Proper	12,039,000	5,521,000		17,560,000
PENRO Albay	4,498,000	7,072,000		11,570,000
PENRO Camarines Norte	4,694,000	4,305,000		8,999,000
PENRO Camarines Sur	12,599,000	7,703,000		20,302,000
PENRO Catanduanes	3,940,000	3,216,000		7,156,000
PENRO Masbate	7,734,000	8,545,000		16,279,000
PENRO Sorsogon	4,301,000	6,965,000		11,266,000
Region VI - Western Visayas	54,054,000	46,142,000	37,100,000	137,296,000

Regional Office VI - Proper	12,296,000	1,285,000		13,581,000
PENRO Aklan	8,864,000	3,975,000		12,839,000
PENRO Antique	6,970,000	17,682,000	37,100,000	61,752,000
PENRO Capiz	4,276,000	3,618,000		7,894,000
PENRO Guimaras	3,691,000	3,586,000		7,277,000
PENRO Iloilo	8,262,000	5,217,000		13,479,000
PENRO Negros Occidental	9,695,000	10,779,000		20,474,000
Region VII - Central Visayas	51,292,000	60,981,000		112,273,000

Regional Office VII - Proper	10,926,000	6,610,000		17,536,000

746	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PENRO Bohol	11,801,000	27,104,000	38,905,000
PENRO Cebu	12,579,000	21,103,000	33,682,000
PENRO Negros Oriental	11,665,000	5,121,000	16,786,000
PENRO Siquijor	4,321,000	1,043,000	5,364,000
Region VIII - Eastern Visayas	40,973,000	60,686,000	101,659,000

Regional Office VIII - Proper	7,053,000	13,977,000	21,030,000
PENRO Biliran	2,931,000		2,931,000
PENRO Eastern Samar	4,520,000	2,649,000	7,169,000
PENRO Leyte	7,072,000	6,277,000	13,349,000
PENRO Northern Samar	7,931,000	7,459,000	15,390,000
PENRO Southern Leyte	4,866,000	1,611,000	6,477,000
PENRO Western Samar	6,600,000	28,713,000	35,313,000
Region IX - Zamboanga Peninsula	56,449,000	21,135,000	77,584,000

Regional Office IX - Proper	9,379,000	8,497,000	17,876,000
PENRO Zamboanga del Norte	16,724,000	4,822,000	21,546,000
PENRO Zamboanga del Sur	11,185,000	2,306,000	13,491,000
PENRO Zamboanga Sibugay	19,161,000	5,510,000	24,671,000
Region X - Northern Mindanao	46,449,000	30,810,000	77,259,000

Regional Office X - Proper	9,600,000	3,328,000	12,928,000
PENRO Bukidnon	13,743,000	6,600,000	20,343,000
PENRO Camiguin	1,931,000	5,760,000	7,691,000
PENRO Lanao del Norte	7,089,000	2,674,000	9,763,000
PENRO Misamis Occidental	7,294,000	8,274,000	15,568,000
PENRO Misamis Oriental	6,792,000	4,174,000	10,966,000
Region XI - Davao	51,521,000	36,739,000	88,260,000

Regional Office XI - Proper	17,407,000	4,393,000	21,800,000
PENRO Compostela Valley	7,397,000	4,512,000	11,909,000
PENRO Davao del Norte	5,714,000	1,937,000	7,651,000
PENRO Davao del Sur	7,543,000	9,540,000	17,083,000
PENRO Davao Occidental		726,000	726,000

APRIL 29, 2019	OFFICIAL GAZETTE	747

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Davao Oriental	13,460,000	15,631,000		29,091,000
Region XII - SOCCSKSARGEN	14,454,000	20,774,000		35,228,000

Regional Office XII - Proper	1,309,000	8,266,000		9,575,000
PENRO North Cotabato	4,797,000	5,046,000		9,843,000
PENRO Saranggani	3,101,000	3,236,000		6,337,000
PENRO South Cotabato	2,763,000	3,326,000		6,089,000
PENRO Sultan Kudarat	2,484,000	900,000		3,384,000
Region XIII - CARAGA	46,828,000	26,176,000		73,004,000

Regional Office XIII - Proper	4,997,000	5,024,000		10,021,000
PENRO Agusan del Norte	7,701,000	2,688,000		10,389,000
PENRO Agusan del Sur	10,637,000	5,936,000		16,573,000
PENRO Dinagat Islands	5,803,000	1,850,000		7,653,000
PENRO Surigao del Norte	8,482,000	6,980,000		15,462,000
PENRO Surigao del Sur	9,208,000	3,698,000		12,906,000
WILDLIFE RESOURCES CONSERVATION SUB-PROGRAM		72,782,000	5,000,000	77,782,000

Protection and Conservation of Wildlife		72,782,000	5,000,000	77,782,000

National Capital Region (NCR)		21,427,000	2,000,000	23,427,000

Central Office		2,000,000		2,000,000
Biodiversity Management Bureau (BMB)		8,887,000	2,000,000	10,887,000
NCR - Proper		10,540,000		10,540,000
Region I - Ilocos		1,990,000		1,990,000

Regional Office I - Proper		859,000		859,000
PENRO Ilocos Norte		335,000		335,000
PENRO Ilocos Sur		221,000		221,000
PENRO La Union		255,000		255,000
PENRO Pangasinan		320,000		320,000
Cordillera Administrative Region (CAR)		2,520,000		2,520,000

Regional Office CAR - Proper		1,092,000		1,092,000
PENRO Abra		96,000		96,000
PENRO Apayao		442,000		442,000

748	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PENRO Benguet	60,000		60,000
PENRO Ifugao	466,000		466,000
PENRO Kalinga	95,000		95,000
PENRO Mt. Province	269,000		269,000
Region II - Cagayan Valley	2,580,000		2,580,000

Regional Office II - Proper	798,000		798,000
PENRO Batanes	154,000		154,000
PENRO Cagayan	413,000		413,000
PENRO Isabela	520,000		520,000
PENRO Nueva Vizcaya	16,000		16,000
PENRO Quirino	679,000		679,000
Region III - Central Luzon	1,430,000		1,430,000

Regional Office III - Proper	370,000		370,000
PENRO Aurora	180,000		180,000
PENRO Bataan	120,000		120,000
PENRO Nueva Ecija	520,000		520,000
PENRO Pampanga	60,000		60,000
PENRO Tarlac	60,000		60,000
PENRO Zambales	120,000		120,000
Region IVA - CALABARZON	2,875,000		2,875,000

Regional Office IVA - Proper	250,000		250,000
PENRO Batangas	1,020,000		1,020,000
PENRO Cavite	250,000		250,000
PENRO Laguna	230,000		230,000
PENRO Quezon	875,000		875,000
PENRO Rizal	250,000		250,000
Region IVB - MIMAROPA	9,940,000	2,000,000	11,940,000

Regional Office IVB - Proper	965,000		965,000
PENRO Marinduque	500,000		500,000
PENRO Occidental Mindoro	3,300,000		3,300,000

APRIL 29, 2019	OFFICIAL GAZETTE	749

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Oriental Mindoro	1,167,000	1,000,000	2,167,000
PENRO Palawan	3,643,000		3,643,000
PENRO Romblon	365,000	1,000,000	1,365,000
Region V - Bicol	3,470,000		3,470,000

Regional Office V - Proper	1,578,000		1,578,000
PENRO Albay	403,000		403,000
PENRO Camarines Norte	264,000		264,000
PENRO Camarines Sur	382,000		382,000
PENRO Catanduanes	105,000		105,000
PENRO Masbate	389,000		389,000
PENRO Sorsogon	349,000		349,000
Region VI - Western Visayas	2,345,000	1,000,000	3,345,000

Regional Office VI - Proper	397,000	300,000	697,000
PENRO Aklan	90,000		90,000
PENRO Antique	90,000		90,000
PENRO Capiz	349,000	430,000	779,000
PENRO Guimaras	589,000	150,000	739,000
PENRO Iloilo	400,000		400,000
PENRO Negros Occidental	430,000	120,000	550,000
Region VII - Central Visayas	4,395,000		4,395,000

Regional Office VII - Proper	804,000		804,000
PENRO Bohol	1,051,000		1,051,000
PENRO Cebu	1,100,000		1,100,000
PENRO Negros Oriental	725,000		725,000
PENRO Siquijor	715,000		715,000
Region VIII - Eastern Visayas	2,960,000		2,960,000

Regional Office VIII - Proper	1,578,000		1,578,000
PENRO Biliran	88,000		88,000
PENRO Eastern Samar	87,000		87,000
PENRO Leyte	700,000		700,000

750	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PENRO Northern Samar	87,000	87,000
PENRO Southern Leyte	333,000	333,000
PENRO Western Samar	87,000	87,000
Region IX - Zamboanga Peninsula	3,340,000	3,340,000

Regional Office IX - Proper	1,227,000	1,227,000
PENRO Zamboanga del Norte	433,000	433,000
PENRO Zamboanga del Sur	334,000	334,000
PENRO Zamboanga Sibugay	1,346,000	1,346,000
Region X - Northern Mindanao	3,170,000	3,170,000

Regional Office X - Proper	1,350,000	1,350,000
PENRO Bukidnon	1,030,000	1,030,000
PENRO Misamis Oriental	790,000	790,000
Region XI - Davao	3,480,000	3,480,000

Regional Office XI - Proper	2,310,000	2,310,000
PENRO Compostela Valley	90,000	90,000
PENRO Davao del Norte	400,000	400,000
PENRO Davao del Sur	230,000	230,000
PENRO Davao Occidental	140,000	140,000
PENRO Davao Oriental	310,000	310,000
Region XII - SOCCSKSARGEN	3,230,000	3,230,000

Regional Office XII - Proper	1,820,000	1,820,000
PENRO North Cotabato	440,000	440,000
PENRO Saranggani	550,000	550,000
PENRO South Cotabato	280,000	280,000
PENRO Sultan Kudarat	140,000	140,000
Region XIII - CARAGA	3,630,000	3,630,000

Regional Office XIII - Proper	1,630,000	1,630,000
PENRO Agusan del Norte	590,000	590,000
PENRO Agusan del Sur	110,000	110,000
PENRO Dinagat Islands	580,000	580,000

APRIL 29, 2019	OFFICIAL GAZETTE	751

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Surigao del Norte	350,000		350,000
PENRO Surigao del Sur	370,000		370,000
COASTAL AND MARINE ECOSYSTEMS REHABILITATION SUB-PROGRAM	350,568,000	117,952,000	468,520,000

Management of Coastal and Marine Resources/Areas	284,568,000	103,952,000	388,520,000

National Capital Region (NCR)	112,623,000	1,770,000	114,393,000

Central Office	4,000,000		4,000,000
Biodiversity Management Bureau (BMB)	106,080,000	1,770,000	107,850,000
NCR - Proper	2,543,000		2,543,000
Region I - Ilocos	6,155,000	200,000	6,355,000

Regional Office I - Proper	3,057,000		3,057,000
PENRO La Union	1,771,000	100,000	1,871,000
PENRO Pangasinan	1,327,000	100,000	1,427,000
Cordillera Administrative Region (CAR)	832,000		832,000

Regional Office CAR - Proper	832,000		832,000
Region II - Cagayan Valley	12,913,000	1,850,000	14,763,000

Regional Office II - Proper	3,743,000		3,743,000
PENRO Batanes	3,034,000	1,600,000	4,634,000
PENRO Cagayan	4,385,000	250,000	4,635,000
PENRO Isabela	1,751,000		1,751,000
Region III - Central Luzon	5,761,000	200,000	5,961,000

Regional Office III - Proper	4,090,000		4,090,000
PENRO Zambales	1,671,000	200,000	1,871,000
Region IVA - CALABARZON	8,920,000	150,000	9,070,000

Regional Office IVA - Proper	1,730,000		1,730,000
PENRO Batangas	3,465,000		3,465,000
PENRO Cavite	940,000		940,000
PENRO Quezon	2,785,000	150,000	2,935,000
Region IVB - MIMAROPA	17,307,000	400,000	17,707,000

Regional Office IVB - Proper	7,213,000		7,213,000

752	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PENRO Occidental Mindoro	1,895,000	100,000	1,995,000
PENRO Palawan	8,199,000	300,000	8,499,000
Region V - Bicol	8,992,000	1,600,000	10,592,000

Regional Office V - Proper	5,590,000	1,600,000	7,190,000
PENRO Camarines Sur	892,000		892,000
PENRO Masbate	2,510,000		2,510,000
Region VI - Western Visayas	39,799,000	90,752,000	130,551,000

Regional Office VI - Proper	3,542,000	1,500,000	5,042,000
PENRO Aklan	50,000	20,000,000	20,050,000
PENRO Antique	31,980,000	68,952,000	100,932,000
PENRO Capiz	50,000		50,000
PENRO Guimaras	1,332,000	100,000	1,432,000
PENRO Iloilo	300,000		300,000
PENRO Negros Occidental	2,545,000	200,000	2,745,000
Region VII - Central Visayas	17,311,000	3,650,000	20,961,000

Regional Office VII - Proper	7,102,000	1,600,000	8,702,000
PENRO Bohol	4,815,000	300,000	5,115,000
PENRO Cebu	3,823,000	1,650,000	5,473,000
PENRO Negros Oriental	1,356,000	100,000	1,456,000
PENRO Siquijor	215,000		215,000
Region VIII - Eastern Visayas	9,731,000	1,850,000	11,581,000

Regional Office VIII - Proper	3,343,000	1,500,000	4,843,000
PENRO Eastern Samar	2,405,000	150,000	2,555,000
PENRO Leyte	1,820,000	100,000	1,920,000
PENRO Northern Samar	2,163,000	100,000	2,263,000
Region IX - Zamboanga Peninsula	16,289,000	650,000	16,939,000

Regional Office IX - Proper	7,292,000		7,292,000
PENRO Zamboanga del Norte	3,114,000	300,000	3,414,000
PENRO Zamboanga del Sur	1,860,000	100,000	1,960,000
PENRO Zamboanga Sibugay	4,023,000	250,000	4,273,000

APRIL 29, 2019	OFFICIAL GAZETTE	753

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region X - Northern Mindanao		5,530,000	200,000	5,730,000

Regional Office X - Proper		3,015,000		3,015,000
PENRO Misamis Occidental		1,092,000	100,000	1,192,000
PENRO Misamis Oriental		1,423,000	100,000	1,523,000
Region XI - Davao		7,544,000	380,000	7,924,000

Regional Office XI - Proper		3,937,000	180,000	4,117,000
PENRO Compostela Valley		1,612,000	100,000	1,712,000
PENRO Davao Oriental		1,995,000	100,000	2,095,000
Region XII - SOCCSKSARGEN		6,085,000	150,000	6,235,000

Regional Office XII - Proper		5,828,000	150,000	5,978,000
PENRO Saranggani		257,000		257,000
Region XIII - CARAGA		8,776,000	150,000	8,926,000

Regional Office XIII - Proper		4,148,000		4,148,000
PENRO Agusan del Norte		250,000		250,000
PENRO Dinagat Islands		400,000		400,000
PENRO Surigao del Norte		3,328,000	150,000	3,478,000
PENRO Surigao del Sur		650,000		650,000
Project(s)
Locally-Funded Project(s)		66,000,000	14,000,000	80,000,000

Development, Updating and Implementation of the Operational Plan for the Manila Bay Coastal Management Strategy pursuant to SC Decision under GR No. 171947-48		66,000,000	14,000,000	80,000,000

National Capital Region (NCR)		66,000,000	14,000,000	80,000,000

Central Office		66,000,000	14,000,000	80,000,000
LAND MANAGEMENT SUB-PROGRAM	1,215,169,000	537,241,000		1,752,410,000

Land Survey, Disposition and Records Management	1,138,455,000	386,822,000		1,525,277,000

National Capital Region (NCR)	42,537,000	78,949,000		121,486,000

Central Office		29,231,000		29,231,000
Land Management Bureau (LMB)		46,554,000		46,554,000
NCR - Proper	42,537,000	3,164,000		45,701,000

754	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region I - Ilocos	59,150,000	38,502,000	97,652,000

Regional Office I - Proper	27,499,000	15,663,000	43,162,000
PENRO Ilocos Norte	8,454,000	5,271,000	13,725,400
PENRO Ilocos Sur	8,427,000	5,285,000	13,712,000
PENRO La Union	3,480,000	2,706,000	6,186,000
PENRO Pangasinan	11,290,000	9,577,000	20,867,000
Cordillera Administrative Region (CAR)	77,025,000	25,187,000	102,212,000

Regional Office CAR - Proper	25,580,000	9,247,000	34,827,000
PENRO Abra	9,630,000	4,655,000	14,285,000
PENRO Apayao	7,826,000	2,254,000	10,080,000
PENRO Benguet	10,400,000	3,096,000	13,496,000
PENRO Ifugao	7,445,000	1,052,000	8,497,000
PENRO Kalinga	7,874,000	2,312,000	10,186,000
PENRO Mt. Province	8,270,000	2,571,000	10,841,000
Region II - Cagayan Valley	94,907,000	18,017,000	112,924,000

Regional Office II - Proper	32,151,000	8,322,000	40,473,000
PENRO Batanes	3,908,000	484,000	4,392,000
PENRO Cagayan	17,669,000	2,786,000	20,455,000
PENRO Isabela	19,185,000	3,436,000	22,621,000
PENRO Nueva Vizcaya	11,112,000	1,672,000	12,784,000
PENRO Quirino	10,882,000	1,317,000	12,199,000
Region III - Central Luzon	113,807,000	19,326,000	133,133,000

Regional Office III - Proper	36,874,000	13,201,000	50,075,000
PENRO Aurora	9,606,000	777,000	10,383,000
PENRO Bataan	11,480,000	735,000	12,215,000
PENRO Bulacan	13,151,000	721,000	13,872,000
PENRO Nueva Ecija	14,058,000	796,000	14,854,000
PENRO Pampanga	5,589,000	772,000	6,361,000
PENRO Tarlac	11,474,000	1,306,000	12,780,000
PENRO Zambales	11,575,000	1,018,000	12,593,000

APRIL 29, 2019	OFFICIAL GAZETTE	755
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IVA - CALABARZON	77,285,000	19,630,000	96,915,000

Regional Office IVA - Proper	31,969,000	11,158,000	43,127,000
PENRO Batangas	9,247,000	2,664,000	11,911,000
PENRO Cavite	7,425,000	917 ,000	8,342,000
PENRO Laguna	9,317,000	1,342,000	10,659,000
PENRO Quezon	12,339,000	2,561,000	14,900,000
PENRO Rizal	6,988,000	988,000	7,976,000
Region IVB - MIMAROPA	86,886,000	15,785,000	102,671,000

Regional Office IVD - Proper	31,933,000	11,432,000	43,365,000
PENRO Marinduque	5,945,000	770,000	6,715,000
PENRO Occidental Mindoro	11,884,000	1,410,000	13,294,000
PENRO Oriental Mindoro	8,005,000	927,000	8,932,000
PENRO Palawan	24,693,000	380,000	25,073,000
PENRO Romblon	4,426,000	866,000	5,292,000
Region V - Bicol	64,354,000	14,213,000	78,567,000

Regional Office V - Proper	27,805,000	8,528,000	36,333,000
PENRO Albay	7,584,000	848,000	8,432,000
PENRO Camarines Norte	4,890,000	509,000	5,399,000
PENRO Camarines Sur	8,026,000	1,771,000	9,797,000
PENRO Catanduanes	4,495,000	670,000	5,165,000
PENRO Masbate	7,893,000	838,000	8,731,000
PENRO Sorsogon	3,661,000	1,049,000	4,710,000
Region VI - Western Visayas	65,187, 000	31,910,000	97,097,000

Regional Office VI - Proper	20,721,000	16,192,000	36,913,000
PENRO Aklan	6,082,000	2,159,000	8,241,000
PENRO Antique	6,881,000	3,698,000	10,579,000
PENRO Capiz	3,529,000	2,059,000	5,588,000
PENRO Guimaras	4,126,000	1,263,000	5,389,000
PENRO Iloilo	10,555,000	4,305,000	14,860,000
PENRO Negros Occidental	13,293,000	2,234,000	15,527,000

756	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region VII - Central Visayas	55,750,000	23,248,000	78,998,000

Regional Office VII - Proper	27,657,000	9,957,000	37,614,000
PENRO Bohol	8,226,000	3,450,000	11,676,000
PENRO Cebu	9,410,000	3,450,000	12,860,000
PENRO Negros Oriental	6,650,000	4,853,000	11,503,000
PENRO Siquijor	3,807,000	1,538,000	5,345,000
Region VIII - Eastern Visayas	82,900,000	24,609,000	107,509,000

Regional Office VIII - Proper	26,381,000	9,326,000	35,707,000
PENRO Biliran	3,219,000	1,069,000	4,288,000
PENRO Eastern Samar	10,129,000	2,274,000	12,403,000
PENRO Leyte	16,397,000	3,994,000	20,391,000
PENRO Northern Samar	6,323,000	3,380,000	9,703,000
PENRO Southern Leyte	9,501,000	2,466,000	11,967,000
PENRO Western Samar	10,950,000	2,100,000	13,050,000
Region IX - Zamboanga Peninsula	94,916,000	14,971,000	109,887,000

Regional Office IX - Proper	37,243,000	10,644,000	47,887,000
PENRO Zamboanga del Norte	24,294,000	807,000	25,101,000
PENRO Zamboanga del Sur	12,053,000	966,000	13,019,000
PENRO Zamboanga Sibugay	21,326,000	2,554,000	23,880,000
Region X - Northern Mindanao	64,134,000	12,910,000	77,044,000

Regional Office X - Proper	24,448,000	6,971,000	31,419,000
PENRO Bukidnon	16,044,000	1,952,000	17,996,000
PENRO Camiguin	2,719,000	599,000	3,318,000
PENRO Lanao del Norte	7,168,000	931,000	8,099,000
PENRO Misamis Occidental	6,355, 000	1,141,000	7,496,000
PENRO Misamis Oriental	7,400,000	1,316,000	8,716,000
Region XI - Davao	66,896,000	14,804,000	81,700,000

Regional Office XI - Proper	27,850,000	9,665,000	37,515,000
PENRO Compostela Valley	7,023,000	713,000	7,796,000
PENRO Davao del Norte	8,253,000	1,100,000	9,353,000

APRIL 29, 2019	OFFICIAL GAZETTE	757
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Davao del Sur	11,485,000	1,563,000	13,048,000
PENRO Davao Occidental		318,000	318,000
PENRO Davao Oriental	12,285,000	1,385,000	13,670,000
Region XII - SOCCSKSARGEN	34,584,000	16,543,000	51,127,000

Regional Office XII - Proper	15,127,000	12,540,000	27,667,000
PENRO North Cotabato	5,611,000	2,553,000	8,164,000
PENRO Saranggani	4.253,000	75,000	4,328,000
PENRO South Cotabato	4,062,000	130,000	4,192,000
PENRO Sultan Kudarat	5,531,000	1,245,000	6,776,000
Region XIII - CARAGA	58,137,000	18,218,000	76,355,000

Regional Office XIII - Proper	14,080,000	8,791,000	22,871,000
PENRO Agusan del Norte	7,785,000	1,726,000	9,511,000
PENRO Agusan del Sur	13,956,000	2,389,000	16,345,000
PENRO Dinagat Islands	4,227,000	1,476,000	5,703,000
PENRO Surigao del Norte	4,521,000	1,616,000	6,137,000
PENRO Surigao del Sur	13,568,000	2,220,000	15,788,000
For the Requirements of the Comprehensive Agrarian Reform Program	76,714,000	150,419,000	227,133,000

National Capital Region (NCR)	8,803,000	150,419,000	159,222,000

Central Office	8,803,000	150,419,000	159,222,000
Region I - Ilocos	4,389,000		4,389,000

Regional Office I - Proper	4,389,000		4,389,000
Cordillera Administrative Region (CAR)	2,922,000		2,922,000

Regional Office CAR - Proper	2,922,000		2,922,000
Region II - Cagayan Valley	4,931,000		4,931,000

Regional Office II - Proper	4,931,000		4,931,000
Region III - Central Luzon	4,915,000		4,915,000

Regional Office III - Proper	4,915,000		4,915,000
Region IVA - CALABARZON	4,130,000		4,130,000

Regional Office IVA - Proper	4,130,000		4,130,000

758	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IVB - MIMAROPA	3,759,000			3,759,000

Regional Office IVB - Proper	3,759,000			3,759,000
Region V - Bicol	4,941,000			4,941,000

Regional Office V - Proper	4,941,000			4,941,000
Region VI - Western Visayas	4,438,000			4,438,000

Regional Office VI - Proper	4,438,000			4,438,000
Region VII - Central Visayas	4,632,000			4,632,000

Regional Office VII - Proper	4,632,000			4,632,000
Region VIII - Eastern Visayas	5,185,000			5,185,000

Regional Office VIII - Proper	5,185,000			5,185,000
Region IX - Zamboanga Peninsula	3,731,000			3,731,000

Regional Office IX - Proper	3,731,000			3,731,000
Region X - Northern Mindanao	5,124,000			5,124,000

Regional Office X - Proper	5,124,000			5,124,000
Region XI - Davao	4,728,000			4,728,000

Regional Office XI - Proper	4,728,000			4,728,000
Region XII - SOCCSKSARGEN	5,028,000			5,028,000

Regional Office XII - Proper	5,028,000			5,028,000
Region XIII - CARAGA	5,058,000			5,058,000

Regional Office XIII - Proper	5,058,000			5,058,000
FOREST AND WATERSHED MANAGEMENT SUB-PROGRAM	1,490,062,000	1,415,836,000	2,689,802,000	5,595,700,000

Forest Development, Rehabilitation, Maintenance and Protection	1,490,062,000	764,203,000	1,838,234,000	4,092,499,000

Nationa1 Capital Region (NCR)	12,563,000	112,396,000	21,330,000	146,289,000

Central Office		42,236,000	18,000,000	60,236,000
Ecosystems Research and Development Bureau (ERDB)		19,113,000	2,000,000	21,113,000
Forest Management Bureau (FMB)		44,000,000	1,000,000	45,000,000
NCR - Proper	12,563,000	7,047,000	330,000	19,940,000

APRIL 29, 2019	OFFICIAL GAZETTE	759
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region I - Ilocos	61,747,000	34,389,000	99,535,000	195,671,000

Regional Office I – Proper	6,145,000	6,162,000	80,000	12,387,000
PENRO Ilocos Norte	14,558,000	13,669,000	48,615,000	76,842,000
PENRO Ilocos Sur	14,562,000	4,835,000	15,195,000	34,592,000
PENRO La Union	6,140,000	1,944,000	6,445,000	14,529,000
PENRO Pangasinan	20,342,000	7,779,000	29,200,000	57,321,000
Cordillera Administrative Region (CAR)	136,981,000	37,337,000	105,960,000	280,218,000

Regional Office CAR - Proper	17,568,000	7,008,000	80,000	24,656,000
PENRO Abra	18,714,000	11,850,000	42,225,000	72,789,000
PENRO Apayao	24,980,000	3,712,000	12,630,000	41,322,000
PENRO Benguet	19,680,000	5,096,000	16,700,000	41,476,000
PENRO Ifugao	18,365,000	2,016,000	7,445,000	27,826,000
PENRO Kalinga	20,631,000	3,560,000	14,345,000	38,536,000
PENRO Nt. Province	17,043,000	4,095,000	12,535,000	33,673,000
Region II - Cagayan Valley	131,639,000	48,635,000	140,500,000	320,774,000

Regional Office II - Proper	11,038,000	7,166,000	80,000	18,284,000
PENRO Batanes	5,580,000	1,052,000	370,000	7,002,000
PENRO Cagayan	39,789,000	18,601,000	50,340,000	108,730,000
PENRO Isabela	43,807,000	14,362,000	65,830,000	123,999,000
PENRO Nueva Vizcaya	15,950,000	3,817,000	13,685,000	33,452,000
PENRO Quirino	15,475,000	3,637,000	10,195,000	29,307,000
Region III - Central Luzon	85,933,000	40,179,000	104,851,000	230,963,000

Regional Office III - Proper	723,000	6,910,000	80,000	7,713,000
PENRO Aurora	15,088,000	2,687,000	7,382,000	25,157 ,000
PENRO Bataan	8,966,000	2,768,000	10,117,000	21,911,000
PENRO Bulacan	13,094,000	5,012,000	22,342,000	40,448,000
PENRO Nueva Ecija	15,755,000	3,432,000	12,450,000	31,637,000
PENRO Pampanga	6,924,000	3,173,000	12,137,000	22,234,000
PENRO Tarlac	11,712,000	11,046,000	21,609,000	44,367,000
PENRO Zambales	13,671,000	5,151,000	18,674,000	37,496,000

760	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IVA - CALABARZON	74,812,000	22,635,000	59,740,000	157,187,000

Regional Office IVA - Proper	11,635,000	5,968,000	80,000	17,683,000
PENRO Batangas	10,309,000	2,170,000	5,770,000	18,249,000
PENRO Cavite	8,977,000	1,424,000	3,620,000	14,021,000
PENRO Laguna	7,680,000	1,985,000	13,150,000	22,815,000
PENRO Quezon	29,957,000	9,109,000	31,515,000	70,581,000
PENRO Rizal	6,254,000	1,979,000	5,605,000	13,838,000
Region IVB - MIMAROPA	130,056,000	47,057,000	132,950,000	310,063,000

Regional Office IVB - Proper	10,297,000	8,463,000	80,000	18,840,000
PENRO Marinduque	7,633,000	1,179,000	1,920,000	10,732,000
PENRO Occidental Mindoro	19,277,000	12,850,000	46,530,000	78,657,000
PENRO Oriental Mindoro	25,441,000	6,998,000	21,715,000	54,154,000
PENRO Palawan	58,224,000	16,399,000	59,520,000	134,143,000
PENRO Romblon	9,184,000	1,168,000	3,185,000	13,537,000
Region V - Bicol	61,835,000	61,659,000	155,708,000	279,202,000

Regional Office V - Proper	9,392,000	18,518,000	80,000	27,990,000
PENRO Albay	9,217,000	3,932,000	13,405,000	26,554,000
PENRO Camarines Norte	7,173,000	8,582,000	28,525,000	44,280,000
PENRO Camarines Sur	15,404,000	15,496,000	54,445,000	85,345,000
PENRO Catanduanes	5,201,000	4,195,000	14,374,000	23,770,000
PENRO Masbate	9,948,000	7,759,000	34,500,000	52,207,000
PENRO Sorsogon	5,500,000	3,177,000	10,379,000	19,056,000
Region VI - Western Visayas	113,005,000	48,505,000	130,090,000	291,600,000

Regional Office VI - Proper	22,078,000	7,036,000	80,000	29,194,000
PENRO Aklan	16,148,000	3,122,000	10,985,000	30,255,000
PENRO Antique	14,657,000	13,760,000	38,675,000	67,092,000
PENRO Capiz	8,524,000	6,038,000	22,885,000	37,447,000
PENRO Guimaras	8,203,000	1,300,000	3,975,000	13,478,000
PENRO Iloilo	23,276,000	7,331,000	25,900,000	56,507,000
PENRO Negros Occidental	20,119,000	9,918,000	27,590,000	57,627,000

APRIL 29, 2019	OFFICIAL GAZETTE	761
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region VII - Central Visayas	70,741,000	39,648,000	107,875,000	218,264,000

Regional Office VII - Proper	6,268,000	7,262,000	80,000	13,610,000
PENRO Bohol	20,443,000	8,231,000	28,080,000	56,754,000
PENRO Cebu	20,141,000	9,609,000	39,390,000	69,140,000
PENRO Negros Oriental	18,251,000	13,736,000	38,750,000	70,737,000
PENRO Siquijor	5,638,000	810,000	1,575,000	8,023,000
Region VIII - Eastern Visayas	103,358,000	41,880,000	126,560,000	271,798,000

Regional Office VIII - Proper	19,414,000	8,022,000	80,000	27,516,000
PENRO Biliran	5,553,000	1,505,000	3,590,000	10,648,000
PENRO Eastern Samar	15,106,000	7,053,000	26,905, 000	49,064,000
PENRO Leyte	19,195,000	6,496,000	23,165,000	48,856,000
PENRO Northern Samar	12,608,000	7,387,000	27,140,000	47,135,000
PENRO Southern Leyte	15,962,000	2,240,000	9,145,000	27,347,000
PENRO Western Samar	15,520,000	9,177,000	36,535,000	61,232,000
Region IX - Zamboanga Peninsula	108,531,000	58,358,000	166,485,000	333,374,000

Regional Office IX - Proper	19,119,000	14,793,000	80,000	33,992,000
PENRO Zamboanga del Norte	32,609,000	18,539,000	71,265,000	122,413,000
PENRO Zamboanga del Sur	17,413,000	9,295,000	36,615,000	63,323,000
PENRO Zamboanga Sibugay	39,390,000	15,731,000	58,525,000	113,646,000
Region X - Northern Mindanao	85,585,000	35,445,000	102,945,000	223,975,000

Regional Office X - Proper	10,391,000	7,568,000	80,000	18,039,000
PENRO Bukidnon	26,567,000	14,314,000	65,260,000	106,141,000
PENRO Camiguin	4,231,000	747,000	630,000	5,608,000
PENRO Lanao del Norte	16,259,000	6,531,000	19,230,000	42,020,000
PENRO Misamis Occidental	11,424,000	1,496,000	4,310,000	17,230,000
PENRO Misamis Oriental	16,713,000	4,789,000	13,435,000	34,937,000
Region XI - Davao	103,869,000	36,729,000	106,930,000	247,528,000

Regional Office XI - Proper	9,671,000	6,870,000	80,000	16,621,000
PENRO Conpostela Valley	18,953,000	6,037,000	21,960,000	46,950,000
PENRO Davao del Norte	17,735,000	4,193,000	15,665,000	37,593,000

762	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PENRO Davao del Sur	24,343,000	7,491,000	25,225,000	57,059,000
PENRO Davao Occidental		4,006,000	12,215,000	16,221,000
PENRO Davao Oriental	33,167,000	8,132,000	31,785,000	73,084,000
Region XII - SOCCSKSARGEN	75,332,000	39,702,000	109,785,000	224,819,000

Regional Office XII - Proper	14,978,000	8,593,000	80,000	23,651,000
PENRO North Cotabato	19,218,000	8,341,000	29,875,000	57,434,000
PENRO Saranggani	12,870,000	6,707,000	25,520,000	45,097,000
PENRO South Cotabato	13,283,000	8,167,000	27,955,000	49,405,000
PENRO Sultan Kudarat	14,983,000	7,894,000	26,355,000	49,232,000
Region XIII - CARAGA	134,075,000	59,649,000	166,990,000	360,714,000

Regional Office XIII - Proper	11,116,000	15,985,000	80,000	27,181,000
PENRO Agusan del Norte	30,772,000	7,985,000	26,845,000	65,602,000
PENRO Agusan del Sur	20,056,000	21,647,000	75,690,000	117,393,000
PENRO Dinagat Islands	11,420,000	1,216,000	9,070,000	21,706,000
PENRO Surigao del Norte	17,959,000	2,513,000	10,485,000	30,957,000
PENRO Surigao del Sur	42,752,000	10,303,000	44,820,000	97,875,000
Soil Conservation and Watershed Management including River Basin Management and Development		78,350,000	201,650,000	280,000,000

National Capital Region (NCR)		25,800,000	1,650,000	27,450,000

Central Office		21,200,000	1,650,000	22,850,000
Forest Management Bureau (FMB)		3,000,000		3,000,000
NCR - Proper		1,600,000		1,600,000
Region I - Ilocos		4,390,000	16,830,000	21,220,000

Regional Office I - Proper		2,405,000		2,405,000
PENRO Ilocos Norte		1,786,000	13,150,000	14,936,000
PENRO Ilocos Sur		48,000	892,000	940,000
PENRO La Union		151,000	2,788,000	2,939,000
Cordillera Administrative Region (CAR)		2,200,000		2,200,000

Regional Office CAR - Proper		2,200,000		2,200,000
Region II - Cagayan Valley		2,880,000		2,880,000

APRIL 29, 2019	OFFICIAL GAZETTE	763
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Regional Office II - Proper	2,200,000		2,200,000
PENRO Cagayan	340,000		340,000
PENRO Isabela	340,000		340,000
Region III - Central Luzon	3,380,000		3,380,000

Regional Office III - Proper	3,380,000		3,380,000
Region IVA - CALABARZON	1,840,000		1,840,000

Regional Office IVA - Proper	1,840,000		1,840,000
Region IVB - MIMAROPA	2,960,000	8,400,000	11,360,000

Regional Office IVB - Proper	1,951,000	8,400,000	10,351,000
PENRO Marinduque	61,000		61,000
PENRO Occidental Mindoro	63,000		63,000
PENRO Oriental Mindoro	743,000		743,000
PENRO Palawan	80,000		80,000
PENRO Romblon	62,000		62,000
Region V - Bicol	1,600,000		1,600,000

Regional Office V - Proper	1,600,000		1,600,000
Region VI - Western Visayas	7,090,000	61,100,000	68,190,000

Regional Office VI - Proper	7,090,000		7,090,000
PENRO Aklan		12,220,000	12,220,000
PENRO Antique		12,220,000	12,220,000
PENRO Capiz		12,220,000	12,220,000
PENRO Iloilo		12,220,000	12,220,000
PENRO Negros Occidental		12,220,000	12,220,000
Region VII - Central Visayas	2,260,000		2,260,000

Regional Office VII - Proper	1,610,000		1,610,000
PENRO Bohol	430,000		430,000
PENRO Cebu	170,000		170,000
PENRO Negros Oriental	50,000		50,000
Region VIII - Eastern Visayas	2,180,000		2,180,000

Regional Office VIII - Proper	1,512,000		1,512,000

764	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PENRO Leyte	668,000		668,000
Region IX - Zamboanga Peninsula	7,020,000	60,390,000	67,410,000

Regional Office IX - Proper	7,020,000	60,390,000	67,410,000
Region X - Northern Mindanao	2,940,000		2,940,000

Regional Office X - Proper	2,600,000		2,600,000
PENRO Lanao del Norte	340,000		340,000
Region XI - Davao	6,010,000	45,045,000	51,055,000

Regional Office XI - Proper	6,010,000		6,010,000
PENRO Compostela Valley		10,500,000	10,500,000
PENRO Davao del Norte		12,660,000	12,660,000
PENRO Davao del Sur		12,773,000	12,773,000
PENRO Davao Occidental		9,112,000	9,112,000
Region XII - SOCCSKSARGEN	3,800,000	8,235,000	12,035,000

Regional Office XII - Proper	2,264,000		2,264,000
PENRO North Cotabato	99,000	6,000,000	6,099,000
PENRO Saranggani	99,000		99,000
PENRO South Cotabato	899,000	925,000	1,824,000
PENRO Sultan Kudarat	439,000	1,310,000	1,749,000
Region XIII - CARAGA	2,000,000		2,000,000

Regional Office XIII - Proper	1,212,000		1,212,000
PENRO Agusan del Norte	57,000		57,000
PENRO Agusan del Sur	564,000		564,000
PENRO Dinagat Islands	30,000		30,000
PENRO Surigao del Norte	55,000		55,000
PENRO Surigao del Sur	82,000		82,000
Project(s)
Foreign-Assisted Projects	573,283,000	649,918,000	1,223,201,000

Integrated Natural Resources and Environmental Management Project (INREMP)	389,939,000	27,640,000	417,579,000

Loan Proceeds	216,887,000	20,275,000	237,162,000

APRIL 29, 2019	OFFICIAL GAZETTE	765
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

National Capital Region (NCR)	216,887,000	20,275,000	237,162,000

Central Office	216,887,000	20,275,000	237,162,000
GOP Counterpart	173,052,000	7,365,000	180,417,000

National Capital Region (NCR)	173,052,000	7,365,000	180,417,000

Central Office	173,052,000	7,365,000	180,417,000
Forestland Management Project	183,344,000	622,278,000	805,622,000

Loan Proceeds	42,888,000	584,897,000	627,785,000

National Capital Region (NCR)	42,888,000	584,897,000	627,785,000

Central Office	42,888,000	584,897,000	627,785,000

GOP Counterpart	140,456,000	37,381,000	177,837,000

National Capital Region (NCR)	140,456,000	37,381,000	177,837,000

Central Office	140,456,000	37,381,000	177,837,000
Adaptive Capacities of Human Communities and Natural Systems improved	73,659,000		73,659,000

ENVIRONMENT AND NATURAL RESOURCES RESILIENCY PROGRAM	73,659,000		73,659,000

Natural Resources Assessment	73,659,000		73,659,000
National Capital Region (NCR)	21,639,000		21,639,000

Central Office	9,639,000		9,639,000
Biodiversity Management Bureau (BMB)	3,000,000		3,000,000
Ecosystems Research and Development Bureau (ERDB)	5,000,000		5,000,000
Forest Management Bureau (FMB)	3,000,000		3,000,000
NCR - Proper	1,000,000		1,000,000
Region I - Ilocos	8,900,000		8,900,000

Regional Office I - Proper	262,000		262,000
PENRO Ilocos Norte	2,484,000		2,484,000
PENRO Ilocos Sur	3,466,000		3,466,000
PENRO La Union	1,252,000		1,252,000
PENRO Pangasinan	1,436,000		1,436,000
Cordillera Administrative Region (CAR)	2,460,000		2,460,000

766	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Regional Office CAR - Proper	304,000	304,000
PENRO Apayao	1,176,000	1,176,000
PENRO Benguet	980,000	980,000
Region II - Cagayan Valley	2,460,000	2,460,000

Regional Office II - Proper	110,000	110,000
PENRO Cagayan	960,000	960,000
PENRO Nueva Vizcaya	l,390,000	1,390,000
Region III - Central Luzon	2,280,000	2,280,000

Regional Office III - Proper	2,280,000	2,280,000
Region IVA - CALABARZON	5,140,000	5,140,000

Regional Office IVA - Proper	5,140,000	5,140,000
Region IVB - MIMAROPA	4,200,000	4,200,000

Regional Office IVB - Proper	800,000	800,000
PENRO Occidental Mindoro	1,210,000	1,210,000
PENRO Oriental Mindoro	930,000	930,000
PENRO Palawan	1,260,000	1,260,000
Region V - Bicol	5,700,000	5,700,000

Regional Office V - Proper	1,020,000	1,020,000
PENRO Albay	1,800,000	1,800,000
PENRO Camarines Norte	900,000	900,000
PENRO Camarines Sur	1,080,000	1,080,000
PENRO Sorsogon	900,000	900,000
Region VI - Western Visayas	4,380,000	4,380,000

Regional Office VI - Proper	1,500,000	1,500,000
PENRO Aklan	960,000	960,000
PENRO Capiz	960,000	960,000
PENRO Iloilo	960,000	960,000
Region VII - Central Visayas	1,500,000	1,500,000

Regional Office VII - Proper	152,000	152,000
PENRO Bohol	450,000	450,000

APRIL 29, 2019	OFFICIAL GAZETTE	767
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Cebu				399,000			399,000
PENRO Negros Oriental				399,000			399,000
PENRO Siquijor				100,000			100,000
Region VIII - Eastern Visayas				4,020,000			4,020,000

Regional Office VIII - Proper				280,000			280,000
PENRO Leyte				3,740,000			3,740,000
Region IX - Zamboanga Peninsula				1,500,000			1,500,000

Regional Office IX - Proper				1,500,000			1,500,000
Region X - Northern Mindanao				2,280,000			2,280,000

Regional Office X - Proper				1,500,000			1,500,000
PENRO Bukidnon				780,000			780,000
Region XI - Davao				2,280,000			2,280,000

Regional Office XI - Proper				1,320,000			1,320,000
PENRO Davao Occidental				960,000			960,000
Region XII - SOCCSKSARGEN				1,500,000			1,500,000

Regional Office XII - Proper				750,000			750,000
PENRO Saranggani				750,000			750,000
Region XIII - CARAGA				3,420,000			3,420,000

Regional Office XIII - Proper				1,500,000			1,500,000
PENRO Agusan del Sur				960,000			960,000
PENRO Surigao del Sur				960,000			960,000

Sub-total, Operations		3,956,506,000		4,215,639,000		2,967,154,000	11,139,299,000

TOTAL NEW APPROPRIATIONS	₱	6,528,462,000	₱	6,099,731,000	₱	3,830,922,000	16,459,115,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	4,736,797

768	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Total Permanent Positions	4,736,797

Other Compensation Common to All
Personnel Economic Relief Allowance	375,672
Representation Allowance	40,248
Transportation Allowance	33,408
Clothing and Uniform Allowance	93,918
Mid-Year Bonus - Civilian	394,758
Year End Bonus	394,758
Cash Gift	78,265
Productivity Enhancement Incentive	78,265
Step Increment	11,826

Total Other Compensation Common to All	1,501,118

Other Compensation for Specific Groups
Allowance of Attorney’s de Officio	12,233

Total Other Compensation for Specific Groups	12,233

Other Benefits
PAG-IBIG Contributions	18,772
PhilWealth Contributions	57,300
Employees Compensation Insurance Premiums	18,772
Loyalty Award - Civilian	7,817
Terminal Leave	98,939

Total Other Benefits	201,600

Non-Permanent Positions	76,714

Total Personnel Services	6,528,462

Maintenance and Other Operating Expenses
Travelling Expenses	1,073,536
Training and Scholarship Expenses	494,663
Supplies and Materials Expenses	889,420
Utility Expenses	274,145
Communication Expenses	188,198
Awards/Rewards and Prizes	1,916
Survey, Research, Exploration and Development Expenses	44,922
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	13,950
Extraordinary and Miscellaneous Expenses	6,246
Professional Services	1,488,044
General Services	309,223
Repairs and Maintenance	426,128
Financial Assistance/Subsidy	45,955
Taxes, Insurance Premiums and Other Fees	57,961
Labor and Wages	49,458
Other Maintenance and Operating Expenses
Advertising Expenses	26,471
Printing and Publication Expenses	43,007
Representation Expanses	149,865

APRIL 29, 2019	OFFICIAL GAZETTE	769
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Transportation and Delivery Expenses	15,923
Rent/Lease Expenses	79,905
Membership Dues and Contributions to Organizations	1,072
Subscription Expenses	7,208
Donations	604
Other Maintenance and Operating Expenses	411,911

Total Maintenance and Other Operating Expenses	6,099,731

Total Current Operating Expenditures	12,628,193

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	15,000
Land Improvements Outlay	1,841,582
Infrastructure Outlay	572,624
Buildings and Other Structures	604,370
Machinery and Equipment Outlay	577,553
Transportation Equipment Outlay	164,520
Furniture, Fixtures and Books Outlay	49,673
Other Property Plant and Equipment Outlay	5,500
Intangible Assets Outlay	100

Total Capital Outlays	3,830,922

TOTAL NEW APPROPRIATIONS	16,459,115

B. ENVIRONMENTAL MANAGEMENT BUREAU

For general administration and support, support to operations and operations, as indicated hereunder	₱	2,560,820,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	186,454,000	₱	92,938,000	₱	161,331,000	₱	440,723,000
Support to Operations		59,973,000		206,245,000		93,453,000		359,671,000
Operations		551,444,000		1,110,659,000		98,323,000		1,760,426,000

ENVIRONMENTAL ASSESSMENT AND PROTECTION PROGRAM		196,101,000		102,153,000		78,323,000		376,577,000
ENVIRONMENTAL REGULATIONS AND POLLUTION CONTROL PROGRAM		355,343,000		1,008,506,000		20,000,000		1,383,849,000

TOTAL NEW APPROPRIATIONS	₱	797,871,000	₱	1,409,842,000	₱	353,107,000	₱	2,560,820,000

770	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Special Provision (s)

1. Air Quality Management Fund. In addition to the amounts appropriated herein, Thirty Five Million Pesos (₱35,000,000) shall be used to finance air quality rehabilitation, research, enforcement, monitoring, and technical assistance activities sourced from the fines imposed and damages awarded to the Republic of the Philippines by the Pollution Adjudication Board, proceeds of licenses and permits issued, emission fees, donations, endowments and contributions, constituted into the Air Quality Management Fund in accordance with Section 14 of R.A. No. 8749.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Water Quality. The Environmental Management Bureau (EMB) shall ensure that all water bodies in the Philippines are monitored and their water quality levels are acceptable and maintained in accordance with their classification.

The EMB, Community Environment and Natural Resources offices of the DENR, and local government units (LGUs) concerned are jointly responsible for the posting of signages indicating the quality of water and its existing beneficial use.

The EMB shall take measures to prevent and sanction the duping, discharge or deposit of material or waste of any kind directly or indirectly into the water bodies or along the margins of any surface water. For those non-attainment areas or water bodies with pollutants exceeding the acceptable standards, the EMB, in coordination with concerned government agencies, LGUs and private sectors, shall likewise take necessary measures to upgrade the quality of such water to meet the standards under which it has been classified or that will meet its projected or potential use.

The LGUs shall share the responsibility in the management and improvement of water quality within their territorial jurisdictions.

The EMB shall submit to Congress a National water Quality Status Report indicating the location of water bodies, their quality status and other pertinent information pursuant to R.A. No. 9275 or the “Philippine Clean Water Act of 2004.” A copy of the report shall likewise be posted in the DENR and EMB websites.

3. Reduction of Short-Lived Climate Pollutants. The DENR, through the EMB, in coordination with the Climate charge Commission, National Solid waste Management Commission, Department of Health, and Department of Transportation, shall develop a National Action Plan for the Reduction of Short-Lived Climate Pollutants in accordance with the Philippine Clean Air Act and the Ecological Solid waste Management Act.

4. Reporting and Posting Requirements. The EMB shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after end of every quarter, through the following:

(a) Unified Reporting Systems (URS) or other electronic means for reports not covered by the URS; and

(b) EMB’s website.

The EMB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House of committee OR Appropriations , Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The accounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	158,925,000	₱	92,938,000	₱	161,331,000	₱	413,194,000

National Capital Region (NCR)		35,827,000		50,963,000		24,000,000		110,790,000

Central Office		20,889,000		45,535,000		13,100,000		79,524,000
Regional Office - NCR		14,938,000		5,428,000		10,900,000		31,266,000

APRIL 29, 2019	OFFICIAL GAZETTE	771
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region I - Ilocos	6,956,000	2,480,000	7,200,000	16,636,000

Regional Office - I	6,956,000	2,480,000	7,200,000	16,636,000
Cordillera Administrative Region (CAR)	8,651,000	1,814,000	11,100,000	21,565,000

Regional Office - CAR	8,651,000	1,814,000	11,100,000	21,565,000
Region II - Cagayan Valley	7,673,000	1,983,000	4,200,000	13,856,000

Regional Office - II	7,673,000	1,983,000	4,200,000	13,856,000
Region III - Central Luzon	7,960,000	3,021,000	10,300,000	21,281,000

Regional Office - III	7,960,000	3,021,000	10,300,000	21,281,000
Region IVA - CALABARZON	9,646,000	3,134,000	6,500,000	19,280,000

Regional Office - IVA	9,646,000	3,134,000	6,500,000	19,280,000
Region IVB - MIMAROPA	8,438,000	2,117,000	2,100,000	12,655,000

Regional Office - IVB	8,438,000	2,117,000	2,100,000	12,655,000
Region V - Bicol	7,197,000	5,153,000	15,266,000	27,616,000

Regional Office - V	7,197,000	5,153,000	15,266,000	27,616,000
Region VI - Western Visayas	6,069,000	2,190,000	14,200,000	22,459,000

Regional Office - VI	6,069,000	2,190,000	14,200,000	22,459,000
Region VII - Central Visayas	7,850,000	4,134,000	14,200,000	26,184,000

Regional Office - VII	7,850,000	4,134,000	14,200,000	26,184,000
Region VIII - Eastern Visayas	9,327,000	1,912,000	11,765,000	23,004,000

Regional Office - VIII	9,327,000	1,912,000	11,765,000	23,004,000
Region IX - Zamboanga Peninsula	7,445,000	3,536,000	6,800,000	17,781,000

Regional Office - IX	7,445,000	3,536,000	6,800,000	17,781,000
Region X - Northern Mindanao	9,528,000	1,719,000	8,300,000	19,547,000

Regional Office - X	9,528,000	1,719,000	8,300,000	19,547,000
Region XI - Davao	7,828,000	2,060,000	2,100,000	11,988,000

Regional Office - XI	7,828 ,000	2,060,000	2,100,000	11,988,000
Region XII - SOCCSKSARGEN	10,845,000	3,838,000	13,700,000	28,383,000

Regional Office - XII	10,845,000	3,838,000	13,700,000	28,383,000
Region XIII - CARAGA	7,685,000	2,884,000	9,600,000	20,169,000

Regional Office - XIII	7,685,000	2,884,000	9,600,000	20,169,000

772	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Human Resource Development	18,099,000	18,099,000

National Capital Region (NCR)	1,833,000	1,833,000

Central Office	1,094,000	1,094,000
Regional Office - NCR	739,000	739,000
Region I - Ilocos	1,396,000	1,396,000

Regional Office - I	1,396,000	1,396,000
Cordillera Administrative Region (CAR)	1,050,000	1,050,000

Regional Office - CAR	1,050,000	1,050,000
Region II - Cagayan Valley	298,000	298,000

Regional Office - II	298,000	298,000
Region III - Central Luzon	923,000	923,000

Regional Office - III	923,000	923,000
Region IVA - CALABARZON	778,000	778,000

Regional Office - IVA	778,000	778,000
Region IVB - MIMAROPA	917,000	917,000

Regional Office - IVB	917,000	917,000
Region V - Bicol	773,000	773,000

Regional Office - V	773,000	773,000
Region VI - Western Visayas	1,678,000	1,678,000

Regional Office - VI	1,678,000	1,678,000
Region VII - Central Visayas	1,202,000	1,202,000

Regional Office - VII	1,202,000	1,202,000
Region VIII - Eastern Visayas	1,376,000	1,376,000

Regional Office - VIII	1,376,000	1,376,000
Region IX - Zamboanga Peninsula	1,396,000	1,396,000

Regional Office - IX	1,396,000	1,396,000
Region X - Northern Mindanao	1,850,000	1,850,000

Regional Office - X	1,850,000	1,850,000
Region XI - Davao	1,399,000	1,399,000

Regional Office - XI	1,399,000	1,399,000

APRIL 29, 2019	OFFICIAL GAZETTE	773
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region XII - SOCCSKSARGEN	754,000			754,000

Regional Office - XII	754,000			754,000
Region XIII - CARAGA	476,000			476,000

Regional Office - XIII	476,000			476,000
Administration of Personnel Benefits	9,430,000			9,430,000

National Capital Region (NCR)	1,661,000			1,661,000

Central Office	181,000			181,000
Regional Office - NCR	1,480,000			1,480,000
Region I - Ilocos	187,000			187,000

Regional Office - I	187,000			187,000
Region II - Cagayan Valley	2,284,000			2,284,000

Regional Office - II	2,284,000			2,284,000
Region IVA - CALABARZON	155,000			155,000

Regional Office - IVA	155,000			155,000
Region VII - Central Visayas	245,000			245,000

Regional Office - VII	245,000			245,000
Region VIII - Eastern Visayas	237,000			237,000

Regional Office - VIII	237,000			237,000
Region IX - Zamboanga Peninsula	991,000			991,000

Regional Office - IX	991,000			991,000
Region XI - Davao	390,000			390,000

Regional Office - XI	390,000			390,000
Region XII - SOCCSKSARGEN	3,280,000			3,280,000

Regional Office - XII	3,280,000			3,280,000

Sub-total, General Administration and Support	186,454,000	92,938,000	161,331,000	440,723,000

Support to Operations
Planning, Policy Formulation, Management Information System, and Support to Climate Change	32,686,000	196,249,000	93,453,000	322,388,000

774	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

National Capital Region (NCR)	14,902,000	105,540,000	17,853,000	138,295,000

Central Office	14,426,000	99,637,000	12,813,000	126,876,000
Regional Office - NCR	476,000	5,903,000	5,040,000	11,419,000
Region I - Ilocos	1,433,000	6,092,000	5,040,000	12,565,000

Regional Office - I	1,433,000	6,092,000	5,040,000	12,565,000
Cordillera Administrative Region (CAR)	822,000	5,942,000	5,040,000	11,804,000

Regional Office - CAR	822,000	5,942,000	5,040,000	11,804,000
Region II - Cagayan Valley	337,000	6,093,000	5,040,000	11,470,000

Regional Office - II	337,000	6,093,000	5,040,000	11,470,000
Region III - Central Luzon	2,053,000	5,943,000	5,040,000	13,036,000

Regional Office - III	2,053,000	5,943,000	5,040,000	13,036,000
Region IVA - CALABARZON	1,099,000	5,902,000	5,040,000	12,041,000

Regional Office - IVA	1,099,000	5,902,000	5,040,000	12,041,000
Region IVB - MIMAROPA	337,000	5,903,000	5,040,000	11,280,000

Regional Office - IVB	337,000	5,903,000	5,040,000	11,280,000
Region V - Bicol	1,433,000	6,093,000	5,040,000	12,566,000

Regional Office - V	1,433,000	6,093,000	5,040,000	12,566,000
Region VI - Western Visayas	1,572,000	6,094,000	5,040,000	12,706,000

Regional Office - VI	1,572,000	6,094,000	5,040,000	12,706,000
Region VII - Central Visayas	620,000	6,095,000	5,040,000	11,755,000

Regional Office - VII	620,000	6,095,000	5,040,000	11,755,000
Region VIII - Eastern Visayas	2,057,000	6,092,000	5,040,000	13,189,000

Regional Office - VIII	2,057,000	6,092,000	5,040,000	13,189,000
Region IX - Zamboanga Peninsula	1,094,000	6,092,000	5,040,000	12,226,000

Regional Office - IX	1,094,000	6,092,000	5,040,000	12,226,000
Region X - Northern Mindanao	1,433,000	6,092,000	5,040,000	12,565,000

Regional Office - X	1,433,000	6,092,000	5,040,000	12,565,000
Region XI - Davao	620,000	6,092,000	5,040,000	11,752,000

Regional Office - XI	620,000	6,092,000	5,040,000	11,752,000

APRIL 29, 2019	OFFICIAL GAZETTE	775
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region XII - SOCCSKSARGEN	1,441,000	6,092,000	5,040,000	12,573,000

Regional Office - XII	1,441,000	6,092,000	5,040,000	12,573,000
Region XIII - CARAGA	1,433,000	6,092,000	5,040,000	12,565,000

Regional Office - XIII	1,433,000	6,092,000	5,040,000	12,565,000
Legal Services and Provision of Secretariat Services to the Pollution Adjudication Board	27,287,000	9,996,000		37,283,000

National Capital Region (NCR)	7,343,000	6,012,000		13,355,000

Central Office	6,422,000	5,760,000		12,182,000
Regional Office - NCR	921,000	252,000		1,173,000
Region I - Ilocos	921,000	363,000		1,284,000

Regional Office - I	921,000	363,000		1,284,000
Cordillera Administrative Region (CAR)	921,000	258,000		1,179,000

Regional Office - CAR	921,000	258,000		1,179,000
Region II - Cagayan Valley	2,021,000	227,000		2,248,000

Regional Office - II	2,021,000	227,000		2,248,000
Region III - Central Luzon		233,000		233,000

Regional Office - III		233,000		233,000
Region IVA - CALABARZON	2,016,000	259,000		2,275,000

Regional Office - IVA	2,016,000	259,000		2,275,000
Region IVB - MIMAROPA	1,094,000	244,000		1,338,000

Regional Office - IVB	1,094,000	244,000		1,338,000
Region V - Bicol	2,016,000	370,000		2,386,000

Regional Office - V	2,016,000	370,000		2,386,000
Region VI - Western Visayas	2,016,000	261,000		2,277,000

Regional Office - VI	2,016,000	261,000		2,277,000
Region VII - Central Visayas	1,738,000	230,000		1,968,000

Regional Office - VII	1,738,000	230,000		1,968,000
Region VIII - Eastern Visayas	1,257,000	238,000		1,495,000

Regional Office - VIII	1,257,000	238,000		1,495,000
Region IX - Zamboanga Peninsula	620,000	242,000		862,000

Regional Office - IX	620,000	242,000		862,000

776	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region X - Northern Mindanao	955,000	254,000		1,209,000

Regional Office - X	955,000	254,000		1,209,000
Region XI - Davao	620,000	256,000		876,000

Regional Office - XI	620,000	256,000		876,000
Region XII - SOCCSKSARGEN	1,733,000	330,000		2,063,000

Regional Office - XII	1,733,000	330,000		2,063,000
Region XIII - CARAGA	2,016,000	219,000		2,235,000

Regional Office - XIII	2,016,000	219,000		2,235,000

Sub-total, Support to Operations	59,973,000	206,245,000	93,453,000	359,671,000

Operations
Clean and Healthy Environment Sustained	551,444,000	1,110,659,000	98,323,000	1,760,426,000

ENVIRONMENTAL ASSESSMENT AND PROTECTION PROGRAM	196,101,000	102,153,000	78,323,000	376,577,000

Environmental Pollution Research	30,727,000	53,122,000	78,323,000	162,172,000

National Capital Region (NCR)	11,591,000	29,822,000	14,500,000	55,913,000

Central Office	10,019,000	28,268,000	14,500,000	52,787,000
Regional Office - NCR	1,572,000	1,554,000		3,126,000
Region I - Ilocos	1,572,000	1,613,000		3,185,000

Regional Office - I	1,572,000	1,613,000		3,185,000
Cordillera Administrative Region (CAR)	1,101,000	1,476,000		2,577,000

Regional Office - CAR	1,101,000	1,476,000		2,577,000
Region II - Cagayan Valley	476,000	1,448,000	2,298,000	4,222,000

Regional Office - II	476,000	1,448,000	2,298,000	4,222,000
Region III - Central Luzon	1,094,000	1,215,000	3,000,000	5,309,000

Regional Office - III	1,094,000	1,215,000	3,000,000	5,309,000
Region IVA - CALABARZON	1,094,000	910,000	3,750,000	5,754,000

Regional Office - IVA	1,094,000	910,000	3,750,000	5,754,000
Region IVB - MIMAROPA	1,094,000	1,269,000	12,510,000	14,873,000

Regional Office - IVB	1,094,000	1,269,000	12,510,000	14,873,000
Region V - Bicol	1,094,000	2,325,000	6,695,000	10,114,000

Regional Office - V	1,094,000	2,325,000	6,695,000	10,114,000

APRIL 29, 2019	OFFICIAL GAZETTE	777
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region VI - Western Visayas	1,577,000	1,586,000	5,675,000	8,838,000

Regional Office - VI	1,577,000	1,586,000	5,675,000	8,838,000
Region VII - Central Visayas	2,196,000	1,693,000	1,200,000	5,089,000

Regional Office - VII	2,196,000	1,693,000	1,200,000	5,089,000
Region VIII - Eastern Visayas	620,000	1,556,000	11,300,000	13,476,000

Regional Office - VIII	620,000	1,556,000	11,300,000	13,476,000
Region IX - Zamboanga Peninsula	620,000	1,852,000	1,780,000	4,252,000

Regional Office - IX	620,000	1,852,000	1,780,000	4,252,000
Region X - Northern Mindanao	1,642,000	1,635,000	3,000,000	6,277,000

Regional Office - X	1,642,000	1,635,000	3,000,000	6,277,000
Region XI - Davao	1,099,000	1,642,000	3,915,000	6,656,000

Regional Office - XI	1,099,000	1,642,000	3,915,000	6,656,000
Region XII - SOCCSKSARGEN	2,763,000	1,480,000	8,700,000	12,943,000

Regional Office - XII	2,763,000	1,480,000	8,700,000	12,943,000
Region XIII - CARAGA	1,094,000	1,600,000		2,694,000

Regional Office - XIII	1,094,000	1,600,000		2,694,000
Environmental Education and Partnership Building	28,403,000	16,697,000		45,100,000

National Capital Region (NCR)	12,819,000	11,615,000		24,434,000

Central Office	11,247,000	11,277,000		22,524,000
Regional Office - NCR	1,572,000	338,000		1,910,000
Region I - Ilocos	1,101,000	338,000		1,439,000

Regional Office - I	1,101,000	338,000		1,439,000
Cordillera Administrative Region (CAR)	811,000	338,000		1,149,000

Regional Office - CAR	811,000	338,000		1,149,000
Region II - Cagayan Valley	620,000	338,000		958,000

Regional Office - II	620,000	338,000		958,000
Region III - Central Luzon	1,429,000	338,000		1,767,000

Regional Office - III	1,429,000	338,000		1,767,000
Region IVA - CALABARZON	1,572,000	338,000		1,910,000

Regional Office - IVA	1,572,000	338,000		1,910,000

778	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IVB - MIMAROPA		338,000	338,000

Regional Office - IVB		338,000	338,000
Region V - Bicol	1,094,000	338,000	1,432,000

Regional Office - V	1,094,000	338,000	1,432,000
Region VI - Western Visayas	1,572,000	344,000	1,916,000

Regional Office - VI	1,572,000	344,000	1,916,000
Region VII - Central Visayas	476,000	344,000	820,000

Regional Office - VII	476,000	344,000	820,000
Region VIII - Eastern Visayas	1,101,000	338,000	1,439,000

Regional Office - VIII	1,101,000	338,000	1,439,000
Region IX - Zamboanga Peninsula	1,094,000	338,000	1,432,000

Regional Office - IX	1,094,000	338,000	1,432,000
Region X - Northern Mindanao	1,572,000	338,000	1,910,000

Regional Office - X	1,572,000	338,000	1,910,000
Region XI - Davao	1,572,000	338,000	1,910,000

Regional Office - XI	1,572,000	338,000	1,910,000
Region XII - SOCCSKSARGEN	476,000	338,000	814,000

Regional Office - XII	476,000	338,000	814,000
Region XIII - CARAGA	1,094,000	338,000	1,432,000

Regional Office - XIII	1,094,000	338,000	1,432,000
Environmental Impact Assessments	136,971,000	32,334,000	169,305,000

National Capital Region (NCR)	16,393,000	14,070,000	30,463,000

Central Office	8,232,000	11,420,000	19,652,000
Regional Office - NCR	8,161,000	2,650,000	10,811,000
Region I - Ilocos	6,808,000	925,000	7,733,000

Regional Office - I	6,808,000	925,000	7,733,000
Cordillera Administrative Region (CAR)	6,310,000	1,320,000	7,630,000

Regional Office - CAR	6,310,000	1,320,000	7,630,000
Region II - Cagayan Valley	7,599,000	907,000	8,506,000

Regional Office - II	7,599,000	907,000	8,506,000

APRIL 29, 2019	OFFICIAL GAZETTE	779
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region III - Central Luzon	11,509,000	1,799,000		13,308,000

Regional Office - III	11,509,000	1,799,000		13,308,000
Region IVA - CALABARZON	11,377,000	2,430,000		13,807,000

Regional Office - IVA	11,377,000	2,430,000		13,807,000
Region IVB - MIMAROPA	4,703,000	1,386,000		6,089,000

Regional Office - IVB	4,703,000	1,386,000		6,089,000
Region V - Bicol	8,372,000	884,000		9,256,000

Regional Office - V	8,372,000	884,000		9,256,000
Region VI - Western Visayas	9,173,000	1,486,000		10,659,000

Regional Office - VI	9,173,000	1,486,000		10,659,000
Region VII - Central Visayas	7,820,000	1,201,000		9,021,000

Regional Office - VII	7,820,000	1,201,000		9,021,000
Region VIII - Eastern Visayas	6,475,000	692,000		7,167,000

Regional Office - VIII	6,475,000	692,000		7,167,000
Region IX - Zamboanga Peninsula	6,247,000	941,000		7,188,000

Regional Office - IX	6,247,000	941,000		7,188,000
Region X - Northern Mindanao	8,766,000	1,534,000		10,300,000

Regional Office - X	8,766,000	1,534,000		10,300,000
Region Xl - Davao	11,473,000	1,235,000		12,708,000

Regional Office - XI	11,473,000	1,235,000		12,708,000
Region XII - SOCCSKSARGEN	7,593,000	611,000		8,204,000

Regional Office - XII	7,593,000	611,000		8,204,000
Region XIII - CARAGA	6,353,000	913,000		7,266,000

Regional Office - XIII	6,353,000	913,000		7,266,000
ENVIRONMENTAL REGULATIONS AND POLLUTION CONTROL PROGRAM	355,343,000	1,008,506,000	20,000,000	1,383,849,000

Implementation of clean air regulations	139,250,000	111,632,000		250,882,000

National Capital Region (NCR)	23,129,000	47,470,000		70,599,000

Central Office	13,236,000	35,858,000		49,094,000
Regional Office - NCR	9,893,000	11,612,000		21,505,000

780	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region I - Ilocos	8,417,000	3,965,000	12,382,000

Regional Office - I	8,417,000	3,965,000	12,382,000
Cordillera Administrative Region (CAR)	6,595,000	3,911,000	10,506,000

Regional Office - CAR	6,595,000	3,911,000	10,506,000
Region II - Cagayan Valley	4,869,000	2,898,000	7,767,000

Regional Office - II	4,869,000	2,898,000	7,767,000
Region III - Central Luzon	9,849,000	5,441,000	15,290,000

Regional Office - III	9,849,000	5,441,000	15,290,000
Region IVA - CALABARZON	8,697,000	8,210,000	16,907,000

Regional Office - IVA	8,697,000	8,210,000	16,907,000
Region IVB - MIMAROPA	8,686,000	5,045,000	13,731,000

Regional Office - IVB	8,686,000	5,045,000	13,731,000
Region V - Bicol	10,423,000	4,141,000	14,564,000

Regional Office - V	10,423,000	4,141,000	14,564,000
Region VI - Western Visayas	11,751,000	4,287,000	16,038,000

Regional Office - VI	11,751,000	4,287,000	16,038,000
Region VII - Central Visayas	7,725,000	3,726,000	11,451,000

Regional Office - VII	7,725,000	3,726,000	11,451,000
Region VIII - Eastern Visayas	3,984,000	2,295,000	6,279,000

Regional Office - VIII	3,984,000	2,295,000	6,279,000
Region IX - Zamboanga Peninsula	5,281,000	4,442,000	9,723,000

Regional Office - IX	5,281,000	4,442,000	9,723,000
Region X - Northern Mindanao	10,060,000	3,764,000	13,824,000

Regional Office - X	10,060,000	3,764,000	13,824,000
Region XI - Davao	6,617,000	5,244,000	11,861,000

Regional Office - XI	6,617,000	5,244,000	11,861,000
Region XII - SOCCSKSARGEN	3,795,000	3,384,000	7,179,000

Regional Office - XII	3,795,000	3,384,000	7,179,000
Region XIII - CARAGA	9,372,000	3,409,000	12,781,000

Regional Office - XIII	9,372,000	3,409,000	12,781,000

APRIL 29, 2019	OFFICIAL GAZETTE	781
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Implementation of clean water regulations	101,154,000	201,428,000	302,582,000

National Capital Region (NCR)	18,211,000	46,436,000	64,647,000

Central Office	3,012,000	24,698,000	27,710,000
Regional Office - NCR	15,199,000	21,738,000	36,937,000
Region I - Ilocos	4,448,000	10,064,000	14,512,000

Regional Office - I	4,448,000	10,064,000	14,512,000
Cordillera Administrative Region (CAR)	6,997,000	7,579,000	14,576,000

Regional Office - CAR	6,997,000	7,579,000	14,576,000
Region II - Cagayan Valley	5,016,000	7,591,000	12,607,000

Regional Office - II	5,016,000	7,591,000	12,607,000
Region III - Central Luzon	3,895,000	20,036,000	23,931,000

Regional Office - III	3,895,000	20,036,000	23,931,000
Region IVA - CALABARZON	6,726,000	21,848,000	28,574,000

Regional Office - IVA	6,726,000	21,848,000	28,574,000
Region IVB - MIMAROPA	4,820,000	9,419,000	14,239,000

Regional Office - IVB	4,820,000	9,419,000	14,239,000
Region V - Bicol	5,129,000	6,988,000	12,117,000

Regional Office - V	5,129,000	6,988,000	12,117,000
Region VI - Western Visayas	8,414,000	16,776,000	25,190,000

Regional Office - VI	8,414,000	16,776,000	25,190,000
Region VII - Central Visayas	9,173,000	8,054,000	17,227,000

Regional Office - VII	9,173,000	8,054,000	17,227,000
Region VIII - Eastern Visayas	6,078,000	8,208,000	14,286,000

Regional Office - VIII	6,078,000	8,208,000	14,286,000
Region IX - Zamboanga Peninsula	2,324,000	6,873,000	9,197,000

Regional Office - IX	2,324,000	6,873,000	9,197,000
Region X - Northern Mindanao	3,274,000	8,691,000	11,965,000

Regional Office - X	3,274,000	8,691,000	11,965,000
Region XI - Davao	5,069,000	9,413,000	14,482,000

Regional Office - XI	5,069,000	9,413,000	14,482,000

782	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region XII - SOCCSKSARGEN	6,053,000	8,060,000		14,113,000

Regional Office - XII	6,053,000	8,060,000		14,113,000
Region XIII - CARAGA	5,527,000	5,392, 000		10,919,000

Regional Office - XIII	5,527,000	5,392,000		10,919,000
Implementation of ecological solid waste management regulations	56,377,000	656,765,000	20,000,000	733,142,000

National Capital Region (NCR)	15,288,000	157,172,000	20,000,000	192,460,000

Central Office	8,694,000	116,628,000	20,000,000	145,322,000
Regional Office - NCR	6,594,000	40,544,000		47,138,000
Region I - Ilocos	1,918,000	32,260, 000		34,178,000

Regional Office - I	1,918,000	32,260,000		34,178,000
Cordillera Administrative Region (CAR)	7,451,000	30,703,000		38,154,000

Regional Office - CAR	7,451,000	30,703,000		38,154,000
Region II - Cagayan Valley	1,918,000	32,573,000		34,491,000

Regional Office - II	1,918,000	32,573,000		34,491,000
Region III - Central Luzon	4,171,000	34,305,000		38,476,000

Regional Office - III	4,171,000	34,305,000		38,476,000
Region IVA - CALABARZON	4,260,000	34,684,000		38,944,000

Regional Office - IVA	4,260,000	34,684,000		38,944,000
Region IVB - MIMAROPA	1,918,000	31,206,000		33,124,000

Regional Office - IVB	1,918,000	31,206,000		33,124,000
Region V - Bicol	2,254,000	33,379,000		35,633,000

Regional Office - V	2,254,000	33,379,000		35,633,000
Region VI - Western Visayas	1,645,000	33,176,000		34,821,000

Regional Office - VI	1,645,000	33,176,000		34,821,000
Region VII - Central Visayas	3,637,000	40,519,000		44,216,000

Regional Office - VII	3,637,000	40,519,000		44,216,000
Region VIII - Eastern Visayas	822,000	33,080,000		33,902,000

Regional Office - VIII	822,000	33,080,000		33,902,000
Region IX - Zamboanga Peninsula	2,744,000	29,990,000		32,734,000

Regional Office - IX	2,744,000	29,990,000		32,734,000

APRIL 29, 2019	OFFICIAL GAZETTE	783
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region X - Northern Mindanao	2,398,000	30,825,000	33,223,000

Regional Office - X	2,398,000	30,825,000	33,223,000
Region XI - Davao	1,583,000	31,816,000	33,399,000

Regional Office - XI	1,583,000	31,816,000	33,399,000
Region XII - SOCCSKSARGEN	2,929,000	38,893.000	41,822,000

Regional Office - XII	2,929,000	38,893,000	41,822,000
Region XIII - CARAGA	1,441,000	32,124,000	33,565,000

Regional Office - XIII	1,441,000	32,124,000	33,565,000
Implementation of toxic substances and hazardous waste management regulations	58,562,000	38,681,000	97,243,000

National Capital Region (NCR)	9,733,000	17,379,000	27,112,000

Central Office	4,826,000	12,098,000	16,924,000
Regional Office - NCR	4,907,000	5,281,000	10,188,000
Region I - Ilocos	1,441,000	1,716,000	3,157,000

Regional Office - I	1,441,000	1,716,000	3,157,000
Cordillera Administrative Region (CAR)	3,990,000	751,000	4,741,000

Regional Office - CAR	3,990,000	751,000	4,741,000
Region II - Cagayan Valley	4,037,000	985,000	5,022,000

Regional Office - II	4,037,000	985,000	5,022,000
Region III - Central Luzon	3,708,000	2,633,000	6,341,000

Regional Office - III	3,708,000	2,633,000	6,341,000
Region IVA - CALABARZON	4,258,000	3,072,000	7,330,000

Regional Office - IVA	4,258,000	3,072,000	7,330,000
Region IVB - MIMAROPA	2,269,000	756,000	3,025,000

Regional Office - IVB	2,269,000	756,000	3,025,000
Region V - Bicol	2,610,000	1,622,000	4,232,000

Regional Office - V	2,610,000	1,622,000	4,232,000
Region VI - Western Visayas	2,114,000	1,534,000	3,648,000

Regional Office - VI	2,114,000	1,534,000	3,648,000
Region VII - Central Visayas	7,178,000	1,493,000	8,671,000

Regional Office - VII	7,178,000	1,493,000	8,671,000

784	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region VIII - Eastern Visayas		3,693,000		1,111,000				4,804,000

Regional Office - VIII		3,693,000		1,111,000				4,804,000
Region IX - Zamboanga Peninsula		1,627,000		528,000				2,155,000

Regional Office - IX		1,627,000		528,000				2,155,000
Region X - Northern Mindanao		3,125,000		1,069,000				4,194,000

Regional Office - X		3,125,000		1,069,000				4,194,000
Region XI - Davao		620,000		1,621,000				2,241,000

Regional Office - XI		620,000		1,621,000				2,241,000
Region XII - SOCCSKSARGEN		3,160,000		1,369,000				4,529,000

Regional Office - XII		3,160,000		1,369,000				4,529,000
Region XIII - CARAGA		4,999,000		1,042,000				6,041,000

Regional Office - XIII		4,999,000		1,042,000				6,041,000

Sub-total, Operations		551,444,000		1,110,659,000		98,323,000		1,760,426,000

TOTAL NEW APPROPRIATIONS	₱	797,871,000	₱	1,409,842,000	₱	353,107,000	₱	2,560,820,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	610,872

Total Permanent Positions	610,872

Other Compensation Common to All
Personnel Economic Relief Allowance	32,208
Representation Allowance	4,602
Transportation Allowance	4,542
Clothing and Uniform Allowance	8,052
Mid-Year Bonus - Civilian	50,914
Year End Bonus	50,914
Cash Gift	6,710
Productivity Enhancement Incentive	6,710

APRIL 29, 2019	OFFICIAL GAZETTE	785
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Step Increment	1,525

Total Other Compensation Common to All	166,177

Other Compensation for Specific Groups
Allowance of Attorney’s de Officio	900

Total Other Compensation for Specific Groups	900

Other Benefits
PAG-IBIG Contributions	1,607
PhilHealth Contributions	6,978
Employees Compensation Insurance Premiums	1,607
Loyalty Award - Civilian	300
Terminal Leave	9,430

Total Other Benefits	19,922

Total Personnel Services	797,871

Maintenance and Other Operating Expenses
Travelling Expenses	139,759
Training and Scholarship Expenses	116,740
Supplies and Materials Expenses	159,898
Utility Expenses	37,311
Communication Expenses	43,249
Awards/Rewards and Prizes	17,428
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,878
Professional Services	233,546
General Services	77,746
Repairs and Maintenance	78,865
Financial Assistance/Subsidy	271,900
Taxes, Insurance Premiums and Other Fees	8,570
Other Maintenance and Operating Expenses
Advertising Expenses	2,437
Printing and Publication Expenses	8,030
Representation Expenses	21,349
Transportation and Delivery Expenses	408
Rent/Lease Expenses	9,358
Membership Dues and Contributions to Organizations	378
Subscription Expenses	72,326
Other Maintenance and Operating Expenses	108,666

Total Maintenance and Other Operating Expenses	1,409,842

Total Current Operating Expenditures	2,207,713

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	205,621
Transportation Equipment Outlay	92,200
Furniture, Fixtures and Books Outlay	30,286

786	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Total Capital Outlays	353,107

TOTAL NEW APPROPRIATIONS	2,560,820

C. MINES AND GEOSCIENCES BUREAU

For general administration and support, support to operations, and operations, as indicated hereunder	₱	1,300,266,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	186,095,000	₱	68,654,000	₱	23,604,000	₱	278,353,000
Support to Operations		42,127,000		125,589,000		7,480,000		175,196,000
Operations		378,648,000		432,969,000		35,100,000		846,717,000

MINERAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		254,431,000		57,848,000				312,279,000
MINERAL RESOURCES AND GEOSCIENCES DEVELOPMENT PROGRAM		34,372,000		36,304,000				70,676,000
GEOLOGICAL RISK REDUCTION AND RESILIENCY PROGRAM		89,845,000		338,817,000		35,100,000		463,762,000

TOTAL NEW APPROPRIATIONS	₱	606,870,000	₱	627,212,000	₱	66,184,000	₱	1,300,266,000

Special Provision(s)

1. Income from Royalties. In addition to the amounts appropriated herein, Forty Four Million Eight Hundred Nineteen Thousand Pesos (₱44,819,000) and Forty Million One Hundred Eighty One Thousand Pesos (₱40,181,000) shall be used for the MODE and Capital Outlay requirements, respectively, of the Mines and Geosciences Bureau (MGB) sourced from ten percent (10%) of royalties derived from the development and utilization of mineral resources within reservations in accordance with Section 5 of R.A. No. 7942.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirements. The MGB shall submit quarterly reports on its financial and physical accomplishments, Within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) MGB’s website.

The MGB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

APRIL 29, 2019	OFFICIAL GAZETTE	787
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
General Administration and Support
General Management and Supervision	₱	180,014,000	₱	65,598,000	₱	23,604,000	₱	269,216,000

National Capital Region (NCR)		32,901,000		25,515,000				58,416,000

Central Office		32,901,000		25,515,000				58,416,000
Region I - Ilocos		9,748,000		2,419,000				12,167,000

Regional Office - I		9,748,000		2,419,000				12,167,000
Cordillera Administrative Region (CAR)		11,580,000		2,378,000				13,958,000

Regional Office - CAR		11,580,000		2,378,000				13,958,000
Region II - Cagayan Valley		11,720,000		2,938,000				14,658,000

Regional Office - II		11,720,000		2,938,000				14,658,000
Region III - Central Luzon		9,317,000		2,428,000		23,604,000		35,349,000

Regional Office - III		9,317,000		2,428,000		23,604,000		35,349,000
Region IVA - CALABARZON		7,641,000		2,984,000				10,625,000

Regional Office - IVA		7,641,000		2,984,000				10,625,000
Region IVB - MINAROPA		5,025,000		2,499,000				7,524,000

Regional Office - IVB		5,025,000		2,499,000				7,524,000
Region V - Bicol		11,355,000		2,955,000				14,310,000

Regional Office - V		11,355,000		2,955,000				14,310,000
Region VI - Western Visayas		10,354,000		2,569,000				12,923,000

Regional Office - VI		10,354,000		2,569,000				12,923,000
Region VII - Central Visayas		9,548,000		2,250,000				11,798,000

Regional Office - VII		9,548,000		2,250,000				11,798,000
Region VIII - Eastern Visayas		8,373,000		2,690,000				11,063,000

Regional Office - VIII		8,373,000		2,690,000				11,063,000
Region IX - Zamboanga Peninsula		11,544,000		2,685,000				14,229,000

Regional Office - IX		11,544,000		2,685,000				14,229,000

788	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region X - Northern Mindanao	8,939,000	2,435,000		11,374,000

Regional Office - X	8,939,000	2,435,000		11,374 ,000
Region XI - Davao	9,550,000	2,550,000		12,100,000

Regional Office - XI	9,550,000	2,550,000		12,100,000
Region XII - SOCCSKSARGEN	11,333 ,000	3,405,000		14,738,000

Regional Office - XII	11,333,000	3,405,000		14,738,000
Region XIII - CARAGA	11,086,000	2,898,000		13,984,000

Regional Office - XIII	11,086,000	2,898,000		13,984 ,000
Human Resource Development	811,000	3,056,000		3,867,000

National Capital Region (NCR)	811,000	3,056,000		3,867,000

Central Office	811,000	3,056,000		3,867,000
Administration of Personnel Benefits	5,270,000			5,270,000

National Capital Region (NCR)	1,440,000			1,440,000

Centra1 Office	1,440,000			1,440,000
Cordillera Administrative Region (CAR)	126,000			126,000

Regional Office - CAR	126,000			126,000
Region IVB - MIMAROPA	449,000			449,000

Regional Office - IVB	449,000			449,000
Region V - Bicol	875,000			875,000

Regional Office - V	875,000			875,000
Region VI - Western Visayas	228,000			228,000

Regional Office - VI	228,000			228,000
Region VIII - Eastern Visayas	531,000			531,000

Regional Office - VIII	531,000			531,000
Region XI - Davao	1,478,000			1,478,000

Regional Office - XI	1,478,000			1,478,000
Region XII - SOCCSKSARGEN	143,000			143,000

Regional Office - XII	143,000			143,000

Sub-total, General Administration and Support	186,095,000	68,654,000	23,604,000	278,353,000

APRIL 29, 2019	OFFICIAL GAZETTE	789
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Support to Operations
Planning and Policy Formulation	9,082,000	113,027,000	7,480,000	129,589,000

National Capital Region (NCR)	8,574,000	107,486,000	7,480,000	123,540,000

Central Office	8,574,000	107,486,000	7,480,000	123,540,000
Region I - Ilocos		369,000		369,000

Regional Office - I		369,000		369,000
Cordillera Administrative Region (CAR)		371,000		371,000

Regional Office - CAR		371,000		371,000
Region II - Cagayan Valley		369,000		369,000

Regional Office - II		369,000		369,000
Region III - Central Luzon		370,000		370,000

Regional Office - III		370,000		370,000
Region IVA - CALABARZON		370,000		370,000

Regional Office - IVA		370,000		370,000
Region IVB - MIMAROPA		369,000		369,000

Regional Office - IVB		369,000		369,000
Region V - Bicol	508,000	370,000		878,000

Regional Office - V	508,000	370,000		878,000
Region VI - Western Visayas		369,000		369,000

Regional Office - VI		369,000		369,000
Region VII - Central Visayas		369,000		369,000

Regional Office - VII		369,000		369,000
Region VIII - Eastern Visayas		370,000		370,000

Regional Office - VIII		370,000		370,000
Region IX - Zamboanga Peninsula		368,000		368,000

Regional Office - IX		368,000		368,000
Region X - Northern Mindanao		370,000		370,000

Regional Office - X		370,000		370,000
Region XI - Davao		368,000		368,000

Regional Office - XI		368,000		368,000

790	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region XII - SOCCSKSARGEN		369,000		369,000

Regional Office - XII		369,000		369,000
Region XIII - CARAGA		370,000		370,000

Regional Office - XIII		370,000		370,000
Mineral Economics, Information and Communication Plan	9,389,000	6,680,000		16,069,000

National Capital Region (NCR)	9,389,000	6,680,000		16,069,000

Central Office	9,389,000	6,680,000		16,069,000
Research and Development	23,656,000	5,882,000		29,538,000

National capital Region (NCR)	23,656,000	5,882,000		29,538,000

Central Office	23,656,000	5,882,000		29,538,000

Sub-total, Support to Operations	42,127,000	125,589,000	7,480,000	175,196,000

Operations
Natural Resources Sustainably Managed	288,803,000	94,152,000		382,955,000

MINERAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM	254,431,000	57,848,000		312,279,000

Mineral Regulation Services	254,431,000	57,848,000		312,279,000

National Capital Region (NCR)	47,766,000	22,289,000		70,055,000

Central Office	47,766,000	22,289,000		70,055,000
Region I - Ilocos	12,460,000	2,519,000		14,979,000

Regional Office - I	12,460,000	2,519,000		14,979,000
Cordillera Administrative Region (CAR)	16,771,000	1,055,000		17,826,000

Regional Office - CAR	16,771,000	1,055,000		17,826,000
Region II - Cagayan Valley	12,192,000	735,000		12,927,000

Regional Office - II	12,192,000	735,000		12,927,000
Region III - Central Luzon	14,095,000	1,296,000		15,391,000

Regional Office - III	14,095,000	1,296,000		15,391,000
Region IVA - CALABARZON	12,326,000	1,507,000		13,833,000

Regional Office - IVA	12,326,000	1,507,000		13,833,000
Region IVB - MIMAROPA	12,999,000	2,677,000		15,676,000

Regional Office - IVB	12,999,000	2,677,000		15,676,000

APRIL 29, 2019	OFFICIAL GAZETTE	791
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region V - Bicol	13,770,000	1,912,000	15,682,000

Regional Office - V	13,770,000	1,912,000	15,682,000
Region VI - Western Visayas	16,905,000	694,000	17,599,000

Regional Office - VI	16,905,000	694,000	17,599,000
Region VII - Central Visayas	9,373,000	3,946,000	13,319,000

Regional Office - VII	9,373,000	3,946,000	13,319,000
Region VIII - Eastern Visayas	14,017,000	900,000	14,917,000

Regional Office - VIII	14,017,000	900,000	14,917,000
Region IX - Zamboanga Peninsula	13,976,000	818,000	14,794,000

Regional Office - IX	13,976,000	818,000	14,794,000
Region X - Northern Mindanao	13,157,000	3,102,000	16,259,000

Regional Office - X	13,157,000	3,102,000	16,259,000
Region XI - Davao	14,371,000	1,007,000	15,378,000

Regional Office - XI	14,371,000	1,007,000	15,378,000
Region XII - SOCCSKSARGEN	16,973,000	354,000	17,327,000

Regional Office - XII	16,973,000	354,000	17,327,000
Region XIII - CARAGA	13,280,000	13,037,000	26,317,000

Regional Office - XIII	13,280,000	13,037,000	26,317,000
MINERAL RESOURCES AND GEOSCIENCES DEVELOPMENT PROGRAM	34,372,000	36,304,000	70,676,000

Mineral Resources Development	34,372,000	36,304,000	70,676,000
National Capital Region (NCR)	30,631,000	31,715,000	62,346,000

Central Office	30,631,000	31,715,000	62,346,000
Region I - Ilocos		225,000	225,000

Regional Office - I		225,000	225,000
Cordillera Administrative Region (CAR)		183,000	183,000

Regional Office - CAR		183,000	183,000
Region II - Cagayan Valley		225,000	225,000

Regional Office - II		225,000	225,000
Region III - Central Luzon		182,000	182,000

Regional Office - III		182,000	182,000

792	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IVA - CALABARZON		161,000		161,000

Regional Office - IVA		161,000		161,000
Region IVB – MIMAROPA		753,000		753,000

Regional Office - IVB		753,000		753,000
Region V - Bicol	3,741,000	279,000		4,020,000

Regional Office - V	3,741,000	279,000		4,020,000
Region VI - Western Visayas		222,000		222,000

Regional Office - VI		222,000		222,000
Region VII - Central Visayas		182,000		182,000

Regional Office - VII		182,000		182,000
Region VIII - Eastern Visayas		192,000		192,000

Regional Office - VIII		192,000		192,000
Region IX - Zamboanga Peninsula		191,000		191,000

Regional Office - IX		191,000		191,000
Region X - Northern Mindanao		1,130,000		1,130,000

Regional Office - X		1,130,000		1,130,000
Region XI - Davao		254,000		254,000

Regional Office - XI		254,000		254,000
Region XII - SOCCSKSARGEN		194,000		194,000

Regional Office - XII		194,000		194,000
Region XIII - CARAGA		216,000		216,000

Regional Office - XIII		216,000		216,000
Adaptive Capacities of Human Communities and Natural Systems Improved	89,845,000	338,817,000	35,100,000	463,762,000

GEOLOGICAL RISK REDUCTION AND RESILIENCY PROGRAM	89,845,000	338,817,000	35,100,000	463,762,000

Geological Assessment for Risk Reduction and Resiliency	89,845,000	338,817,000	35,100,000	463,762,000

National Capital Region (NCR)	7,744,000	116,433,000	35,100,000	159,277,000

Central Office	7,744,000	116,433,000	35,100,000	159,277,000

APRIL 29, 2019	OFFICIAL GAZETTE	793
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region I - Ilocos	3,171,000	15,184,000	18,355,000

Regional Office - I	3,171,000	15,184,000	18,355,000
Cordillera Administrative Region (CAR)	6,313,000	15,174,000	21,487,000

Regional Office - CAR	6,313,000	15,174,000	21,487,000
Region II - Cagayan Valley	4,354,000	14,714,000	19,068,000

Regional Office - II	4,354,000	14,714,000	19,068,000
Region III - Central Luzon	5,148,000	14,304,000	19,452,000

Regional Office - III	5,148,000	14,304,000	19,452,000
Region IVA - CALABARZON	7,519,000	15,107,000	22,626,000

Regional Office - IVA	7,519,000	15,107,000	22,626,000
Region IVB - MIMAROPA	7,399,000	15,471,000	22,870,000

Regional Office - IVB	7,399,000	15,471,000	22,870,000
Region V - Bicol	4,494,000	14,636,000	19,130,000

Regional Office - V	4,494,000	14,636,000	19,130,000
Region VI - Western Visayas	3,727,000	14,206,000	17,933,000

Regional Office - VI	3,727,000	14,206,000	17,933,000
Region VII - Central Visayas	6,374,000	16,959,000	23,333,000

Regional Office - VII	6,374,000	16,959,000	23,333,000
Region VIII - Eastern Visayas	5,602,000	12,657,000	18,259,000

Regional Office - VIII	5,602,000	12,657,000	18,259,000
Region IX - Zamboanga Peninsula	5,885,000	13,420,000	19,305,000

Regional Office - IX	5,885,000	13,420,000	19,305,000
Region X - Northern Mindanao	4,527,000	12,376,000	16,903,000

Regional Office - X	4,527,000	12,376,000	16,903,000
Region XI - Davao	4,442,000	14,804,000	19,246,000

Regional Office - XI	4,442,000	14,804,000	19,246,000
Region XII - SOCCSKSARGEN	4,756,000	17,246,000	22,002,000

Regional Office - XII	4,756,000	17,246,000	22,002,000
Region XIII - CARAGA	8,390,000	16,126,000	24,516,000

794	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Regional Office - XIII		8,390,000		16,126,000				24,516,000

Sub-total, Operations		378,648,000		432,969,000		35,100,000		846,717,000

TOTAL NEW APPROPRIATIONS	₱	606,870,000	₱	627,212,000	₱	66,184,000	₱	1,300,266,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								463,806

Total Permanent Positions								463,806

Other Compensation Common to All
Personnel Economic Relief Allowance								23,472
Representation Allowance								3,504
Transportation Allowance								3,504
Clothing and Uniform Allowance								5,868
Hid-Year Bonus - Civilian								38,651
Year End Bonus								38,651
Cash Gift								4,890
Productivity Enhancement Incentive								4,890
Step Increment								1,156

Total Other Compensation Common to All								124,586

Other Compensation for Specific Group
Magna Carta for Science and Technology Personnel								5,837

Total Other Compensation for Specific Groups								5,837

Other Benefits
PAG-IBIG Contributions								1,174
PhilHealth Contributions								5,023
Employees Compensation Insurance Premiums								1,174
Terminal Leave								5,270

Total Other Benefits								12,641

Total Personnel Services								606,870

APRIL 29, 2019	OFFICIAL GAZETTE	795
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Maintenance and Other Operating Expenses
Travelling Expenses	103,766
Training and Scholarship Expenses	39,793
Supplies and Materials Expenses	143,815
Utility Expenses	31,244
Communication Expenses	16,480
Survey, Research, Exploration and Development Expenses	30
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,589
Professional Services	92,314
General Services	47,309
Repairs and Maintenance	45,552
Taxes, Insurance Premiums and Other Fees	4,844
Labor and Mages	3,467
Other Maintenance and Operating Expenses
Advertising Expenses	1,088
Printing and Publication Expenses	1,559
Representation Expenses	16,282
Transportation and Delivery Expenses	12,027
Rent/Lease Expenses	17,772
Membership Dues and Contributions to Organizations	237
Subscription Expenses	33,972
Other Maintenance and Operating Expenses	14,072

Total Maintenance and Other Operating Expenses	627,212

Total Current Operating Expenditures	1,234,082

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	23,604
Machinery and Equipment Outlay	42,580

Total Capital Outlays	66,184

TOTAL NEW APPROPRIATIONS	1,300,266

D. NATIONAL MAPPING AND RESOURCE INFORMATION AUTHORITY

For general administration and support, and operations, including locally-funded project, as indicated hereunder	₱	1,381,826,000

New Appropriations, by Program

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS

796	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

General Administration and Support	₱	93,787,000	₱	92,338,000	₱	8,300,000	₱	194,425,000
Operation		342,714,000		742,447,000		102,240,000		1,187,401,000

MAPPING AND RESOURCE INFORMATION PROGRAM		342,714,000		742,447,000		102,240,000		1,187,401,000

TOTAL NEW APPROPRIATIONS	₱	436,501,000	₱	834,785,000	₱	110,540,000	₱	1,381,826,000

Special Provision(s)

1. Provision of Topographic Maps. The amount of Two Hundred Eighty Nine Million One hundred Fifty Two Thousand Pesos (₱289,152,000) appropriated herein shall be used for the production of topographic maps. The topographic maps and permutations thereof generated by NAMRIA shall be made readily available at no cost to national government agencies for use in the performance of the latter’s respective mandates.

2. Rice Subsidy. The amount of One Million Eight Hundred Thousand Pesos (₱1,800,000) appropriated herein shall be used for the provision of rice subsidy equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of NAMRIA.

3. Reporting and Posting Requirements. The NAMRIA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) NAMRIA’s website.

The NAMRIA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriation for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	52,725,000	₱	91,324,000	₱	8,300,000	₱	152,349,000
Human Resource Development				1,014,000				1,014,000
Administration of Personnel Benefits		41,062,000						41,062,000

Sub-total, General Administration and Support		93,787,000		92,338,000		8,300,000		194,425,000

Operations
Adaptive Capacities of Human communities And Natural Systems Improved		342,714,000		742,447,000		102,240,000		1,187,401,000

APRIL 29, 2019	OFFICIAL GAZETTE	797
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

MAPPING AND RESOURCE INFORMATION PROGRAM		342,714,000		742,447,000		102,240,000		1,187,401,000

Hydrographic and Oceanographic Surveys and Nautical Charting		193,944,000		172,973,000		68,350,000		435,267,000
Topographic Base Mapping and Geodetic Surveys		51,750,000		467,618,000				519,368,000
Resource Assessment and Mapping		51,678,000		25,858,000				77,536,000
Geospatial Information Management		45,342,000		8,068,000				53,410,000
Project(s)
Locally-Funded Project(s)				67,930,000		33,890,000		101,820,000

NAMRIA Geospatial Data Infrastructure				67,930,000		33,890,000		101,820,000

Sub-total, Operations		342,714,000		742,447,000		102,240,000		1,187,401,000

TOTAL NEW APPROPRIATIONS	₱	436,501,000	₱	834,785,000	₱	110,540,000	₱	1,381,826,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	167,418

Total Permanent Positions	167,418

Other Compensation Common to All
Personnel Economic Relief Allowance	9,384
Representation Allowance	1,746
Transportation Allowance	1,746
Clothing and Uniform Allowance	2,346
Mid-Year Bonus - Civilian	13,951
Year End Bonus	13,951
Cash Gift	1,955
Productivity Enhancement Incentive	1,955
Step Increment	419

Total Other Compensation Common to All	47,453

Other Compensation for Specific Groups

798	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Personnel Benefits	45

Other Compensation for Specific Groups	45

Other Benefits
PAG-IBIG Contributions	468
PhilHealth Contributions	1,865
Employees Compensation Insurance Premiums	468
Loyalty Award - Civilian	230

Total Other Benefits	3,031

Military/Uniformed Personnel
Basic Pay
Base Pay	94,605

Total Basic Pay	94,605

Other Compensation Common to All
Personnel Economic Relief Allowance	5,184
Clothing/ Uniform Allowance	518
Subsistence Allowance	11,826
Laundry Allowance	78
Quarters Allowance	1,212
Longevity Pay	28,187
Mid-Year Bonus - Military/Uniformed Personnel (MUP)	7,884
Year-end Bonus	7,884
Cash Gift	1,080
Productivity Enhancement Incentive	1,080

Total Other Compensation Common to All	64,933

Other Compensation for Specific Groups
Sea Duty Pay	14,643
Hazard Duty Pay	1,400
Lump-Sum for Filling of Positions - Military/Uniformed Personnel (MUP)	22,636

Total Other Compensation for Specific Groups	38,679

Other Benefits
Special Group Term Insurance	16
PAG-IBIG Contributions	259
PhilHealth Contributions	1,377
Employees Compensation Insurance Premiums	259
Retirement Gratuity	11,859
Terminal Leave	6,567

Total Other Benefits	20,337

Total Personnel Services	436,501

APRIL 29, 2019	OFFICIAL GAZETTE	799
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Maintenance and Other Operating Expenses
Travelling Expenses	32,508
Training and Scholarship Expenses	10,442
Supplies and Materials Expenses	93,146
Utility Expenses	12,695
Communication Expenses	8,790
Awards/Rewards and Prizes	823
Survey, Research, Exploration and Development Expenses	18,556
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	792
Professional Services	435,665
General Services	21,732
Repairs and Maintenance	82,438
Financial Assistance/Subsidy	1,800
Taxes, Insurance Premiums and Other Fees	36,308
Other Maintenance and Operating Expenses
Advertising Expenses	393
Representation Expenses	5,514
Transportation and Delivery Expenses	522
Rent/Lease Expenses	3,948
Subscription Expenses	68,713

Total Maintenance and Other Operating Expenses	834,785

Total Current Operating Expenditures	1,271,286

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	98,640
Transportation Equipment Outlay	11,900

Total Capital Outlays	110,540

TOTAL NEW APPROPRIATIONS	l,381,826

E. NATIONAL WATER RESOURCES BOARD

For general administration and support, and operations, as indicated hereunder	₱	146,241,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	18,232,000	₱	15,980,000	₱	2,850,000	₱	37,062,000
Operations		45,984,000		39,695,000		23,500,000		109,179,000

800	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

WATER RESOURCES MANAGEMENT PROGRAM		11,361,000		1,746,000				13,107,000
WATER RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		31,108,000		26,893,000		7,900,000		65,901,000
WATER RESOURCES VULNERABILITY AND
SUSTAINABILITY ASSESSMENT PROGRAM		3,515,000		11,056,000		15,600 ,000		30,171,000

TOTAL NEW APPROPRIATIONS	₱	64,216,000	₱	55,675,000	₱	26,350,000	₱	146,241,000

Special Provision(s)

1. Reporting and Posting Requirement. The National Water Resources Board (NWRB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) NWRB’s website.

The NWRB shall send written notice when said reports have been submitted or posted on its website to the DIR, House of Representatives, Senate of the Philippines, House Committee on Appropriations, senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	17,694,000	₱	15,980,000	₱	2,850,000	₱	36,524,000
Administration of Personnel Benefits		538,000						538,000

Sub-total, General Administration and Support		18 ,232,000		15,980,000		2 ,850 ,000		37,062,000

Operations
Natural Resources Sustainably Managed		42,469,000		28,639,000		7,900,000		79,008,000

WATER RESOURCES MANAGEMENT PROGRAM		11,361,000		1,746,000				13,107,000

Water Resources Policies and Plans Formulation, Program Coordination, and Information and Communication		11,361,000		1,746,000				13,107,000

APRIL 29, 2019	OFFICIAL GAZETTE	801
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

WATER RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		31,108,000		26,893,000		7,900,000		65,901,000

Processing, Adjudicating and Granting of Water Rights and Waterworks Franchises		19,461,000		18,564,000		5,200,000		43,225,000
Monitoring of Water Appropriation/Utilization and Enforcement of Laws and Orders		11,647,000		8,329,000		2,700,000		22,676,000
Adaptive Capacities of Human Communities and Natural Systems Improved		3,515,000		11,056,000		15,600,000		30,171,000

WATER RESOURCES VULNERABILITY AND SUSTAINABILITY ASSESSMENT PROGRAM		3,515,000		11,056,000		15,600,000		30,171,000

Water Resources Supply and Demand Assessment		3,515,000		11,056,000		15,600,000		30,171,000

Sub-total, Operations		45,984,000		39,695,000		23,500,000		109,179,000

TOTAL NEW APPROPRIATIONS	₱	64,216,000	₱	55,675,000	₱	26,350,000	₱	146,241,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	48,813

Total Permanent Positions	48,813

Other Compensation Common to All
Personnel Economic Relief Allowance	2,496
Representation Allowance	450
Transportation Allowance	450
Clothing and Uniform Allowance	624
Honoraria	195
Mid-Year Bonus - Civilian	4,068
Year End Bonus	4,068
Cash Gift	520
Productivity Enhancement Incentive	520
Step Increment	122

Total Other Compensation Common to All	13,513

Other Compensation for Specific Groups

802	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Anniversary Bonus - civilian	312

Total Other Compensation for Specific Groups	312

Other Benefits
PAG-IBIG Contributions	125
PhilHealth Contributions	517
Employees Compensation Insurance Premiums	125
Terminal Leave	538

Total Other Benefits	1,305

Non-Permanent Positions	273

Total Personnel Services	64,216

Maintenance and Other Operating Expenses
Travelling Expenses	10,438
Training and Scholarship Expenses	3,552
Supplies and Materials Expenses	3,684
Utility Expenses	2,866
Communication Expenses	4,107
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	110
Professional Services	21,034
General Services	1,380
Repairs and Maintenance	3,574
Taxes, Insurance Premiums and Other Fees	645
Other Maintenance and Operating Expenses
Advertising Expenses	174
Printing and Publication Expenses	541
Representation Expenses	1,100
Transportation and Delivery Expenses	20
Rent/Lease Expenses	1,400
Subscription Expenses	1,050

Total Maintenance and Other Operating Expenses	55,675

Total Current Operating Expenditures	119,891

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,600
Machinery and Equipment Outlay	4,450
Transportation Equipment Outlay	6,300

Total Capital Outlays	26,350

TOTAL NEW APPROPRIATIONS	146,241

APRIL 29, 2019	OFFICIAL GAZETTE	803
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

F. PALAWAN COUNCIL FOR SUSTAINABLE DEVELOPMENT STAFF

For general administration and support, and operations, as indicated hereunder	₱	111,104,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	16,175,000	₱	13,408,000	₱	8,547,000	₱	38,130,000
Operations		32,771,000		22,595,000		17,608,000		72,974,000

PALAWAN ENVIRONMENTALLY CRITICAL AREAS NETWORK (ECAN) MANAGEMENT PROGRAM		32,771,000		22,595,000		17,608,000		72,974,000

TOTAL NEW APPROPRIATIONS	₱	48,946,000	₱	36,003,000	₱	26,155,000	₱	111,104,000

Special Provision(s)

1. Wildlife Management Fund. In addition to the amounts appropriated herein, the amount of Eleven Million Eight Hundred Ninety Thousand Pesos (₱11,890,000) shall be used for the conservation and protection of wildlife resources sourced from fines, damages, fees, charges, donations, endowments, grants, and contributions collected or granted within the jurisdiction of the Palawan Council for Sustainable Development, constituted into the Wildlife Management Fund in accordance with Sections 4 and 29 of R.A. No. 9147.

Release of Funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirements. The Palawan Council for Sustainable Development Staff (PCSDS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting Systems (URS) or other electronic means for reports not covered by the URS; and

(b) PCSDS’ website.

The PCSDS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to the said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

804	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	16,175,000	₱	13,408,000	₱	8,547,000	₱	38,130,000

Sub-total, General Administration and Support		16,175,000		13,408,000		8,547,000		38,130,000

Operations
Natural Resources Sustainably Managed		32,771,000		22,595,000		17,608,000		72,974,000

PALAWAN ENVIRONMENTALLY CRITICAL AREAS NETWORK (ECAN) MANAGEMENT PROGRAM		32,771,000		22,595,000		17,608,000		72,974,000

Advocacy, Communications and Education		4,177,000		6,807,000		7,754,000		18,738,000
ECAN Monitoring and Evaluation System		3,826,000		1,440,000		1,129,000		6,395,000
ECAN Zoning		3,352,000		3,294,000		1,216,000		7,862,000
Knowledge and Research Management		1,591,000		1,380,000				2,971,000
Resource Mobilization and Partnership Development		1,583,000		254,000				1,837,000
Operation of Strategic Environmental Plan Clearance System		13,578,000		4,810,000		2,014,000		20,402,000
Wildlife and Cave Management		4,664,000		4,610,000		5,495,000		14,769,000

Sub-total, Operations		32,771,000		22,595,000		17,608,000		72,974,000

TOTAL NEW APPROPRIATIONS	₱	48,946,000	₱	36,003,000	₱	26,155,000	₱	111,104,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								37,513

APRIL 29, 2019	OFFICIAL GAZETTE	805
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Total Permanent Positions	37,513

Other Compensation Common to All
Personnel Economic Relief Allowance	1,776
Representation Allowance	792
Transportation Allowance	792
Clothing and Uniform Allowance	444
Mid-Year Bonus - Civilian	3,125
Year End Bonus	3,125
Cash Gift	370
Productivity Enhancement Incentive	370
Step Increment	92

Total Other Compensation Common to All	10,886

Other Benefits
PAG-IBIG Contributions	89
PhilHealth Contributions	369
Employees Compensation Insurance Premiums	89

Total Other Benefits	547

Total Personnel Services	48,946

Maintenance and Other Operating Expenses
Travelling Expenses	5,251
Training and Scholarship Expenses	1,215
Supplies and Materials Expenses	7,194
Utility Expenses	1,487
Communication Expenses	1,060
Confidential, Intelligence and Miscellaneous Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	8,735
General Services	5,966
Repairs and Maintenance	840
Taxes, Insurance Premiums and Other Fees	245
Other Maintenance and Operating Expenses
Advertising Expenses	60
Printing and Publication Expenses	410
Representation Expenses	1,306
Transportation and Delivery Expenses	50
Rent/Lease Expenses	664
Subscription Expenses	52
Other Maintenance and Operating Expenses	1,350

Total Maintenance and Other Operating Expenses	36,003

Total Current Operating Expenditures	84,949

Capital Outlays
Property, Plant and Equipment Outlay

806	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Machinery and Equipment Outlay	14,455
Transportation Equipment Outlay	6,600
Furniture, Fixtures and Books Outlay	5,100

Total Capital Outlays	26,155

TOTAL NEW APPROPRIATIONS	111,104

APRIL 29, 2019	OFFICIAL GAZETTE	807
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

GENERAL SUMMARY

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	6,528,462,000	₱	6,099,731,000	₱	3,830,922,000	₱	16,459,115,000
B. ENVIRONMENTAL MANAGEMENT BUREAU		797,871,000		1,409,842,000		353,107,000		2,560,820,000
C. MINES AND GEOSCIENCES BUREAU		606,870,000		627,212,000		66, 184,000		1,300,266,000
D. NATIONAL MAPPING AND RESOURCE INFORMATION AUTHORITY		436,501,000		834,785,000		110,540,000		1,381,826,000
E. NATIONAL WATER RESOURCES BOARD		64,216,000		55,675,000		26,350,000		146,241,000
F. PALAWAN COUNCIL FOR SUSTAINABLE DEVELOPMENT STAFF		48,946,000		36,003,000		26,155,000		111,104,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	₱	8,482,866,000	₱	9,063,248,000	₱	4,413,258,000	₱	21,959,372,000

808	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

XI. DEPARTMENT OF FINANCE

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	843,339,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	117,022,000	₱	177,750,000	₱		₱	294,772,000
Support to Operations		61,897,000		71,736,000		42,515,000		176,148,000
Operations		203,191,000		169,140,000		88,000		372,419,000

FINANCIAL SUSTAINABILITY AND REVENUE STRENGTHENING PROGRAM		126,395,000		134,049,000		88,000		260,532,000
ASSET AND LIABILITY MANAGEMENT PROGRAM		76,796,000		35,091,000				111,887,000

TOTAL NEW APPROPRIATIONS	₱	382,110,000	₱	418,626,000	₱	42,603,000	₱	843,339,000

Special Provision(s)

1. Municipal Development Fund. The Municipal Development Fund (MDF), administered by the Municipal Development Fund Office (MDFO), constituted from the proceeds of foreign loans, grants and assistance shall be used for the loaning and relending operations to LGUs in accordance with P.D. No. 1914, COA-DOF-DBM Joint Circular No. 6-87 dated August 17, 1987 and E.O. No. 41, s. 1998. Any interest earnings of the MDF shall be deposited as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987 and Section 65 of P.D. No. 1445.

Disbursements or expenditures by the MDFO in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

2. Green Financing. The Department of Finance (DOF) shall promote the mainstreaming of green finance in the operations of government financial institutions consistent with the Climate Change Act to promote investments in climate change adaptation and mitigation, and green projects.

3. Reporting and Posting Requirements. The MDFO shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) MDFO’s website.

The MDFO shall send written notice when said reports have been submitted or pasted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

APRIL 29, 2019	OFFICIAL GAZETTE	809
DEPARTMENT OF FINANCE

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	116,520,000	₱	177,750,000	₱		₱	294,270,000
Administration of Personnel Benefits		502,000						502,000

Sub-total, General Administration and Support		117,022,000		177,750,000				294,772,000

Support to Operations
Legal Services		10,603,000		4,756,000				15,359,000
Management of Information Systems		27,278,000		58,922,000		42,515,000		128,715,000
Revenue Integrity Protection Service (RIPS) activities		24,016,000		8,058,000				32,074,000

Sub-total, Support to Operations		61,897,000		71,736,000		42,515,000		176,148,000

Operations
Fiscal sustainability attained		126,395,000		134,049,000		88,000		260,532,000

FINANCIAL SUSTAINABILITY AND REVENUE STRENGTHENING PROGRAM		126,395,000		134,049,000		88,000		260,532,000

Financial and fiscal planning and programming, consolidation, analysis, generation of reports, project formulation on revenue statistics and policy research		18,990,000		9,262,000				28,252,000
Philippine Extractive Industries Transparency Initiative (PH-EITI)				43,811,000				43,811,000
Tax policy research and formulation (Direct Tax)		12,132,000		6,871,000				19,003,000
Tax policy research and formulation (Indirect Tax)		2, 753,000		237,000				2,990,000
Preparation of inputs of financial and economic policies in various international fora		20,878,000		60,384,000		88,000		81,350,000
Oversight of tax law implementation and processing of tax exemption requests		42,317,000		8,954,000				51,271,000
Operation of One-Stop Shop Inter-Agency
Tax Credit and Duty Draw-Back Center		29,325,000		4,530,000				33,855,000

810	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Asset and debt effectively managed		76,796,000		35,091,000				111,887,000

ASSET AND LIABILITY MANAGEMENT PROGRAM		76,796,000		35,091,000				111,887,000

Privatization Group and Council Secretariat support		24,337,000		3,558,000				27,895,000
Negotiation of international financing transactions		10,885,000		18,168,000				29,053,000
Monitoring and evaluation of financial performance of the government corporate sector		18,120,000		7,077,000				25,197,000
Administration of funds for municipal development		23,454,000		3,608,000				27,062,000
Project(s)
Locally-Funded Project(s)				2,680,000				2,680,000

Support to the People’s Survival Fund				2,680,000				2,680,000

Sub-total, Operations		203,191,000		169,140,000		88,000		372,419,000

TOTAL NEW APPROPRIATIONS	₱	382,110,000	₱	418,626,000	₱	42,603,000	₱	843,339,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	272,819

Total Permanent Positions	272,819

Other Compensation Common to All
Personnel Economic Relief Allowance	10,272
Representation Allowance	7,206
Transportation Allowance	7,074
Clothing and Uniform Allowance	2,568
Mid-Year Bonus - Civilian	22,734
Year End Bonus	22,734
Cash Gift	2,140
Productivity Enhancement Incentive	2,140
Step Increment	680

Total Other Compensation Common to All	77,548

APRIL 29, 2019	OFFICIAL GAZETTE	811
DEPARTMENT OF FINANCE

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	248
Overseas Allowance	4,796

Total Other Compensation for Specific Groups	5,044

Other Benefits
PAG-IBIG Contributions	514
PhilHealth Contributions	2,356
Employees Compensation Insurance Premiums	514
Loyalty Award - Civilian	255
Terminal Leave	502

Total Other Benefits	4,141

Non-Permanent Positions	22,558

Total Personnel Services	382,110

Maintenance and Other Operating Expenses
Travelling Expenses	50,654
Training and Scholarship Expenses	20,179
Supplies and Materials Expenses	19,052
Utility Expenses	33,616
Communication Expenses	12,273
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	1,000
Extraordinary and Miscellaneous Expenses	3,860
Professional Services	141,797
General Services	38,665
Repairs and Maintenance	14,339
Taxes, Insurance Premiums and Other Fees	8,589
Other Maintenance and Operating Expenses
Advertising Expenses	3,444
Printing and Publication Expenses	6,086
Representation Expenses	6,060
Transportation and Delivery Expenses	402
Rent /Lease Expenses	24,811
Membership Dues and Contributions to Organizations	20
Subscription Expenses	14,759
Other Maintenance and Operating Expenses	19,020

Total Maintenance and Other Operating Expenses	418,626

Total Current Operating Expenditures	800,736

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	42,603

Total Capital Outlays	42 ,603

TOTAL NEW APPROPRIATIONS	843,339

812	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

B. BUREAU OF CUSTOMS

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	2,616,772,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	365,191,000	₱	230,002,000	₱		₱	595,193,000
Operations		1,010,759,000		653,950,000		356,870,000		2,021,579,000

CUSTOMS REVENUE ENHANCEMENT PROGRAM		755,492,000		450,151,000		356,870,000		1,562,513,000
CUSTOMS BORDER PROTECTION AND CARGO CONTROL AND CLEARANCE PROGRAM		255,267,000		203,799,000				459,066,000

TOTAL NEW APPROPRIATIONS	₱	1,375,950,000	₱	883,952,000	₱	356,870,000	₱	2,616,772,000

Special Provision(s)

1. Super Green Lane Fund. In addition to the amounts appropriated herein, Fifty Million Pesos (₱50,000,000) shall be used for the maintenance and improvement of the operations of the Super Green Lane Facility, including the Automated Customs Operation System and related computer systems sourced from service fees collected from importers utilizing the Facility.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Non-Intrusive Container Inspection System Project Fund. In addition to the amounts appropriated herein, Two Hundred Ninety Seven Million Four Hundred Twenty Eight Thousand Pesos (₱297,428,000) shall be used for the maintenance, improvement, and upgrading of the Non-Intrusive Container Inspection System sourced from the mandatory container security fee imposed on every 40 and 20-footer container or twenty equivalent units under the System.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

3. Tax Refund. The amount of Fourteen Billion Five Hundred Thirty Two million Four Hundred Seventy Five Thousand Pesos (₱14,532,475,000) shall be used for the following:

(a) Refund of excess or erroneous collection of value-added tax (VAT) and other internal revenue taxes in accordance with Section 229 of R.A. No. 8424, including legal interest thereon treated as related expense; and

(b) Monetization of VAT Tax Credit Certificates (TCCs) as part of the TCC Monetization Program.

The amount intended for the payment of VAT refunds shall be limited to five percent (5%) of the total VAT collections of the BOC from the immediately preceding year, while those for payment of other tax refunds shall be sourced from the current year’s revenue tax collections of the BOC. All tax refund payments shall be subject to the following : (i) adjustment of the report on BOC revenue tax collections equivalent to the tax refund for current and prior years; and (ii) COA audit.

The amount herein shall be treated as trust receipts, subject to reversion of any unutilized amount at the end of the year to the unappropriated surplus of the General Fund in accordance with Section 31 of R.A. No. 10963 and Section 45, Chapter 5, Book VI of E.O. No. 292.

4. Informer’s Reward. Twenty percent (20%) of the actual proceeds from the sale of smuggled and confiscated goods or collected penalties established by law may be given as informer’s reward to persons instrumental in the actual collection of additional revenues in accordance with Section 1512 of R.A. No. 10863.

Said amount , sourced from the proceeds of sale of smuggled and confiscated goods or collected penalties, shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

APRIL 29, 2019	OFFICIAL GAZETTE	813
DEPARTMENT OF FINANCE

5. Disposition of Forfeited Motor Transport Equipment and other Articles. Motor transport equipment and other articles forfeited or abandoned in favor of the government shall be sold at public auction by the BOC upon approval by the DOF. The proceeds of the sale shall be deposited with the National Treasury as income of the General Fund in accordance with Section 44, Chapter 5, Book VI of E.O. No. 292.

Any government agency participating in the said auction shall pay out of its programmed budget for the purpose, subject to the rules and regulations on the acquisition and use of government motor vehicles.

The Commissioner of Customs and the Bureau’s web administrator or his/her equivalent shall be responsible for ensuring that the list of forfeited or abandoned motor equipment and other articles that have been sold in auction are posted on the BOC website.

6. Reporting and Posting Requirements. The BOC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) BOC’s website.

The BOC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

7. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱	193,599,000	₱	230,002,000		₱	423,601,000

National Capital Region (NCR)		100,363,000		181,535,000			281,898,000

Central Office		66,230,000		157,180,000			223,410,000
Collection District II - A - Port of Manila		14,618,000		9,091,000			23,709,000
Collection District II - B - Manila International Container Port		9,812,000		8,667,000			18,479,000
Collection District III - Minoy Aquino International Airport		9,703,000		6,597,000			16,300,000
Region I - Ilocos		4,513,000		3,037,000			7,550,000

Collection District I - Port of San Fernando		4,513,000		3,037,000			7,550,000
Region II - Cagayan Valley		1,024,000		1,193,000			2,217,000

Collection District XV - Port of Aparri		1,024,000		1,193,000			2,217,000
Region III - Central Luzon		27,251,000		3,558,000			30,809,000

Collection District XIII - Port of Subic		6,199,000		2,266,000			8,465,000
Collection District XIV - Port of Clark		16,408,000		970,000			17,378,000

814	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Collection District XVI - Port of Limay	4,644,000	322,000		4,966,000
Region IVA - CALABARZON	6,166,000	4,485,000		10,651,000

Collection District IV - Port of Batangas	6,166,000	4,485,000		10,651,000
Region V - Bicol	3,885,000	1,569,000		5,454,000

Collection District V - Port of Legaspi	3,885,000	1,569,000		5,454,000
Region VI - Western Visayas	5,915,000	2,199,000		8,114,000

Collection District VI - Port of Iloilo	5,915,000	2,199,000		8,114,000
Region VII - Central Visayas	8,853,000	5,608,000		14,461,000

Collection District VII - Port of Cebu	8,853,000	5,608,000		14,461,000
Region VIII - Eastern Visayas	5,307,000	2,897,000		8,204,000

Collection District VIII - Port of Tacloban	5,307,000	2,897,000		8,204,000
Region IX - Zamboanga Peninsula	5,952,000	2,511,000		8,463,000

Collection District XI - Port of Zamboanga	5,952,000	2,511,000		8,463,000
Region X - Northern Mindanao	7,062,000	3,498,000		10,560,000

Collection District X - Port of Cagayan de Oro	7,062,000	3,498,000		10,560,000
Region XI - Davao	11,236,000	14,318,000		25,554,000

Collection District XII - Port of Davao	11,236,000	14,318,000		25,554,000
Region XIII - CARAGA	6,072,000	3,594,000		9,666,000

Collection District IX - Port of Surigao	6,072,000	3,594,000		9,666,000
Administration of Personnel Benefits	171,592,000			171,592,000

National Capital Region (NCR)	171,592,000			171,592,000

Central Office	171,592,000			171,592,000

Sub-total, General Administration and Support	365,191,000	230,002,000		595,193,000

Operations
Revenue collection improved	755,492,000	450,151,000	356,870,000	1,562,513,000

CUSTOMS REVENUE ENHANCEMENT PROGRAM	755,492,000	450,151,000	356,870,000	1,562,513,000

Legal Services	118,949,000	88,469,000		207,418,000

National Capital Region (NCR)	115,062,000	86,550,000		201,612,000

Central Office	112,047,000	85,156,000		197,203,000
Collection District II - A - Port of Manila		510,000		510,000

APRIL 29, 2019	OFFICIAL GAZETTE	815
DEPARTMENT OF FINANCE

Collection District II - B - Manila International Container Port		480,000		480,000
Collection District III - Minoy Aquino International Airport	3,015,000	404,000		3,419,000
Region I - Ilocos		129,000		129,000

Collection District I - Port of San Fernando		129,000		129,000
Region III - Central Luzon	3,232,000	147,000		3,379,000

Collection District XIII - Port of Subic	3,232,000	147,000		3,379,000
Region IVA - CALABARZON		552,000		552,000

Collection District IV - Port of Batangas		552,000		552,000
Region VII - Central Visayas		265,000		265,000

Collection District VII - Port of Cebu		265,000		265,000
Region VIII - Eastern Visayas		260,000		260,000

Collection District VIII - Port of Tacloban		260,000		260,000
Region X - Northern Mindanao		188,000		188,000

Collection District X - Port of Cagayan de Oro		188,000		188,000
Region XI - Davao	655,000	291,000		946,000

Collection District XII - Port of Davao	655,000	291,000		946,000
Region XIII - CARAGA		87,000		87,000

Collection District IX - Port of Surigao		87,000		87,000
Information communication and technology support services	42,116,000	124,264,000	86,250,000	252,630,000

National Capital Region (NCR)	42,116,000	124,264,000	86,250,000	252,630,000

Central Office	42,116,000	124,264,000	86,250,000	252,630,000
Examination and appraisal of imports	490,235,000	104,223,000		594,458,000

National Capital Region (NCR)	385,554,000	73,475,000		459,029,000

Central Office	33,051,000	35,935,000		68,986,000
Collection District II - A - Port of Manila	137,766,000	25,296,000		163,062,000
Collection District II - B - Manila International Container Port	73,597,000	5,476,000		79,073,000
Collection District III - Minoy Aquino International Airport	141,140,000	6,768,000		147,908,000

816	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region I - Ilocos	3,474,000	1,608,000	5,082,000

Collection District I - Port of San Fernando	3,474,000	1,608,000	5,082,000
Region II - Cagayan Valley	835,000	608,000	1,443,000

Collection District XV - Port of Aparri	835,000	608,000	1,443,000
Region III - Central Luzon	3,833,000	4,657,000	8,490,000

Collection District XIII - Port of Subic	1,753,000	1,918,000	3,671,000
Collection District XIV - Port of Clark		2,199,000	2,199,000
Collection District XVI - Port of Limay	2,080,000	540,000	2,620,000
Region IVA - CALABARZON	7,858,000	3,620,000	11,478,000

Collection District IV - Port of Batangas	7,858,000	3,620,000	11,478,000
Region V - Bicol	4,569,000	1,124,000	5,693,000

Collection District V - Port of Legaspi	4,569,000	1,124,000	5,693,000
Region VI - Western Visayas	7,536,000	2,233,000	9,769,000

Collection District VI - Port of Iloilo	7,536,000	2,233,000	9,769,000
Region VII - Central Visayas	26,737,000	7,224,000	33,961,000

Collection District VII - Port of Cebu	26,737,000	7,224,000	33,961,000
Region VIII - Eastern Visayas	6,663,000	443,000	7,106,000

Collection District VIII - Port of Tacloban	6,663,000	443,000	7,106,000
Region IX - Zamboanga Peninsula	4,722,000	794,000	5,516,000

Collection District XI - Port of Zamboanga	4,722,000	794,000	5,516,000
Region X - Northern Mindanao	15,260,000	3,240,000	18,500,000

Collection District X - Port of Cagayan de Oro	15,260,000	3,240,000	18,500,000
Region XI - Davao	16,355,000	4,008,000	20,363,000

Collection District XII - Port of Davao	16,355,000	4,008,000	20,363,000
Region XIII - CARAGA	6,839,000	1,189,000	8,028,000

Collection District IX - Port of Surigao	6,839,000	1,189,000	8,028,000
Coordination of the activities of the export control units of various ports	14,471,000	113,081,000	127,552,000

National Capital Region (NCR)	14,471,000	113,081,000	127,552,000

Central Office	14,471,000	113,081,000	127,552,000

APRIL 29, 2019	OFFICIAL GAZETTE	817
DEPARTMENT OF FINANCE

Evaluation and classification of importation	6,810,000		6,810,000

National Capital Region (NCR)	6,810,000		6,810,000

Central Office	6,810,000		6,810,000
Warehousing Services	82,911,000	4,114,000	87,025,000

National Capital Region (NCR)	61,252,000	2,242,000	63,494,000

Collection District II - A - Port of Manila	42,572,000	908,000	43,480,000
Collection District II - B - Manila International Container Port	9,571,000	397,000	9,968,000
Collection District III - Minoy Aquino International Airport	9,109,000	937,000	10,046,000
Region I - Ilocos		89,000	89,000

Collection District I - Port of San Fernando		89,000	89,000
Region III - Central Luzon	1,532,000	243,000	1,775,000

Collection District XIII - Port of Subic	1,532,000	165,000	1,697,000
Collection District XIV - Port of Clark		78,000	78,000
Region IVA - CALABARZON	3,119,000	99,000	3,218,000

Collection District IV - Port of Batangas	3,119,000	99,000	3,218,000
Region V - Bicol	606,000	230,000	836,000

Collection District V - Port of Legaspi	606,000	230,000	836,000
Region VII - Central Visayas	5,326,000	365,000	5,691,000

Collection District VII - Port of Cebu	5,326,000	365,000	5,691,000
Region VIII - Eastern Visayas	250,000		250,000

Collection District VIII - Port of Tacloban	250,000		250,000
Region IX - Zamboanga Peninsula	748,000	227,000	975,000

Collection District XI - Port of Zamboanga	748,000	227,000	975,000
Region X - Northern Mindanao	4,356,000	150,000	4,506,000

Collection District X - Port of Cagayan de Oro	4,356,000	150,000	4,506,000
Region XI - Davao	5,217,000	361,000	5,578,000

Collection District XII - Port of Davao	5,217,000	361,000	5,578,000
Region XIII - CARAGA	505,000	108,000	613,000

Collection District IX - Port of Surigao	505,000	108,000	613,000

818	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Project(s)
Locally-Funded Project(s)		16,000,000	270,620,000	286,620,000

Customs Automation Project			250,620,000	250,620,000

National Capital Region (NCR)			250,620,000	250,620,000

Central Office			250,620,000	250,620,000
Fraud Analytics		16,000,000		16,000,000

National Capital Region (NCR)		16,000,000		16,000,000

Central Office		16,000,000		16,000,000
Automated Back-up Solution with Storage			20,000,000	20,000,000

National Capital Region (NCR)			20,000,000	20,000,000

Central Office			20,000,000	20,000,000
Secured trade facilitation by international standards achieved	255,267,000	203,799,000		459,066,000

CUSTOMS BORDER PROTECTION AND CARGO CONTROL AND CLEARANCE PROGRAM	255,267,000	203,799,000		459,066,000

Surveillance and prevention of smuggling	255,267,000	203,799,000		459,066,000

National Capital Region (NCR)	200,929,000	199,863,000		400,792,000

Central Office	108,855,000	196,546,000		305,401,000
Collection District II - A - Port of Manila	63,146,000	1,095,000		64,241,000
Collection District II - B - Manila International Container Port	16,803,000	1,432,000		18,235,000
Collection District III - Minoy Aquino International Airport	12,125,000	790,000		12,915,000
Region I - Ilocos	5,958,000	146,000		6,104,000

Collection District I - Port of San Fernando	5,958,000	146,000		6,104,000
Region II - Cagayan Valley	854,000			854,000

Collection District XV - Port of Aparri	854,000			854,000
Region III - Central Luzon	997,000	350,000		1,347,000

Collection District XIII - Port of Subic	245,000	205,000		450,000
Collection District XIV - Port of Clark		145,000		145,000
Collection District XVI - Port of Limay	752,000			752,000
Region IVA - CALABARZON	5,721,000	531,000		6,252,000

Collection District IV - Port of Batangas	5,721,000	531,000		6,252,000

APRIL 29, 2019	OFFICIAL GAZETTE	819
DEPARTMENT OF FINANCE

Region V - Bicol		2,509,000		488,000				2,997,000

Collection District V - Port of Legaspi		2,509,000		488,000				2,997,000
Region VI - Western Visayas		4,982,000		179,000				5,161,000

Collection District VI - Port of Iloilo		4,982,000		179,000				5,161,000
Region VII - Central Visayas		9,069,000		1,063,000				10,132,000

Collection District VII - Port of Cebu		9,069,000		1,063,000				10,132,000
Region VIII - Eastern Visayas		2,863,000						2,863,000

Collection District VIII - Port of Tacloban		2,863,000						2,863,000
Region IX - Zamboanga Peninsula		2,628,000		62,000				2,690,000

Collection District XI - Port of Zamboanga		2,628,000		62,000				2,690,000
Region X - Northern Mindanao		9,924,000		188,000				10,112,000

Collection District X - Port of Cagayan de Oro		9,924,000		188,000				10,112,000
Region XI - Davao		6,082,000		768,000				6,850,000

Collection District XII - Port of Davao		6,082,000		768,000				6,850,000
Region XIII - CARAGA		2,751,000		161,000				2,912,000

Collection District IX - Port of Surigao		2,751,000		161,000				2,912,000

Sub-total, Operations		1,010,759,000		653,950,000		356,870,000		2,021,579,000

TOTAL NEW APPROPRIATIONS	₱	1,375,950,000	₱	883,952,000	₱	356,870,000	₱	2,616,772,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	893,311

Total Permanent Positions	893,311

Other Compensation Common to All
Personnel Economic Relief Allowance	65,424
Representation Allowance	5,490
Transportation Allowance	5,490
Clothing and Uniform Allowance	16,356
Mid-Year Bonus - Civilian	74,445
Year End Bonus	74,445
Cash Gift	13,630

820	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Productivity Enhancement Incentive	13,630
Step Increment	2,234

Total Other Compensation Common to All	271,144

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	245
Quarters Allowance	8,251
Other Personnel Benefits	8,670

Total Other Compensation for Specific Groups	17,166

Other Benefits
PAG-IBIG Contributions	3,271
PhilHealth Contributions	10,796
Employees Compensation Insurance Premiums	3,271
Retirement Gratuity	21,051
Terminal Leave	150,541

Total Other Benefits	188,930

Non-Permanent Positions	5,399

Total Personnel Services	1,375,950

Maintenance and Other Operating Expenses
Travelling Expenses	37,803
Training and Scholarship Expenses	57,312
Supplies and Materials Expenses	160,993
Utility Expenses	104,077
Communication Expenses	55,245
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	69,500
Extraordinary and Miscellaneous Expenses	24,862
Professional Services	135,056
General Services	71,966
Repairs and Maintenance	34,178
Taxes, Insurance Premiums and Other Fees	7,193
Other Maintenance and Operating Expenses
Advertising Expenses	1,504
Printing and Publication Expenses	2,634
Transportation and Delivery Expenses	3,333
Rent/Lease Expenses	7,875
Subscription Expenses	81,821
Other Maintenance and Operating Expenses	28,600

Total Maintenance and Other Operating Expenses	883,952

Total Current Operating Expenditures	2,259,902

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	356,870

Total Capital Outlays	356,870

TOTAL NEW APPROPRIATIONS	2,616,772

APRIL 29, 2019	OFFICIAL GAZETTE	821
DEPARTMENT OF FINANCE

C. BUREAU OF INTERNAL REVENUE

For general administration and support, and operations, as indicated hereunder	₱	8,321,688,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,059,503,000	₱	1,077,064,000	₱	137,351,000	₱	421,853,000	₱	2,695,771,000
Operations		3,871,058,000		1,698,587,000				56,272,000		5,625,917,000

REVENUE ADMINISTRATION PROGRAM		3,871,058,000		1,698,587,000				56,272,000		5,625,917,000

TOTAL NEW APPROPRIATIONS	₱	4,930,561,000	₱	2,775,651,000	₱	137,351,000	₱	478,125,000	₱	8,321,688,000

Special Provision(s)

1. One Percent (1%) Share in Taxes on Locally-manufactured Virginia-type Cigarettes. In addition to the amounts appropriated herein, Fifty Four Million Four Hundred Twenty Thousand Pesos (₱54,420,000) shall be used for the purchase of materials, apparatus and equipment for the efficient enforcement of tax laws and collection of taxes sourced from one percent (1%) share in the taxes on locally-manufactured Virginia-type cigarettes in accordance with R.A. No. 5447.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter V, Book VI of E.O. No. 292.

2. Tax Refund. The amount of Thirty Six Billion Eight Hundred Sixty One Million Eight Hundred Sixty Thousand Six Hundred Forty Seven Pesos (₱36,861,860,647) shall be used for the following:

(a) Refund of excess or erroneous collection of value-added tax (VAT) and other internal revenue taxes in accordance with Section 229 of R.A. No. 8424, including legal interest thereon treated as related expense;

(b) Cash conversion of valid and unexpired Tax Credit Certificates (TCCs) in accordance with Section 204 of R.A. No. 8424;

(c) Refund of input taxes attributable to zero-rated or effectively zero-rated transactions under Section 112 of R.A. No. 8424, as amended; and

(d) Monetization of VAT TCCs as part of the TCC Monetization Program.

The amount intended for the payment of VAT refunds shall be limited to five percent (5%) of the total VAT collections of the BIR from the immediately preceding year, while those for payment of other tax refunds shall be sourced from the current year’s revenue tax collections of the BIR. All tax refund payments shall be subject to the following: (i) adjustment of the report on BIR revenue tax collections equivalent to the tax refunds for current and prior years; and (ii) COA audit.

The amount herein shall be treated as trust receipts, subject to reversion of any unutilized amount at the end of the year to the unappropriated surplus of the General Fund in accordance with Section 31 of R.A. No. 10963 and Section 45, Chapter 5, Book VI of E.O. No. 292, s. 1987.

3. Informer’s Reward. Ten percent (10%) of the revenues, surcharges or fees recovered or fines or penalties imposed for violations of R.A. No. 8424 or One Million Pesos (₱l,000,000) per case, whichever is lower, may be given as informer’s reward to persons instrumental in the discovery and seizure of such goods, except all public officials, whether incumbent or retired, who acquired the information in the course of performance of their duties during their incumbency and their relatives within the sixth degree of consanguinity in accordance with Section 282 (A) of R.A. No. 8424.

Said amount, sourced from the revenues, surcharges or fees recovered or fines or penalties imposed shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

4. Reporting and Posting Requirements. The BIR shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) BIR’s website.

822	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

The BIR shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	839,634,000	₱	1,041,696,000	₱	137,351,000	₱	421,853,000	2,440,534,000

National Capital Region (NCR)		333,159,000		507,512,000		137,271,000		310,523,000	1,288,465,000

Central Office		208,040,000		119,576,000		137,251,000		110,523,000	575,390,000
Revenue Regional Office V- Caloocan City		33,689,000		57,704,000		5,000			91,398,000
Revenue Regional Office VI - Manila		32,668,000		63,377,000		5,000			96,050,000
Revenue Regional Office VII - Quezon City		34,453,000		161,883,000		5,000			196,341,000
Revenue Regional Office VIII - Makati City		24,309,000		104,972,000		5,000		200,000,000	329,286,000
Region I - Ilocos		20,894,000		40,914,000		5,000		48,450,000	110,263,000

Revenue Regional Office I - Calasiao, Pangasinan		20,894,000		40,914,000		5,000		48,450,000	110,263,000
Cordillera Administrative Region (CAR)		19,287,000		22,396,000		5,000			41,688,000

Revenue Regional Office II - Cordillera Administrative Region		19,287,000		22,396,000		5,000			41,688,000
Region II - Cagayan Valley		21,196,000		31,361,000		5,000			52,562,000

Revenue Regional Office III - Tuguegarao, Cagayan		21,196,000		31,361,000		5,000			52,562,000
Region III - Central Luzon		28,349,000		71,801,000		5,000		49,170,000	149,325,000

Revenue Regional Office IV - San Fernando, Pampanga		28,349,000		71,801,000		5,000		49,170,000	149,325,000

APRIL 29, 2019	OFFICIAL GAZETTE	823
DEPARTMENT OF FINANCE

Region IVA - CALABARZON	199,194,000	95,171,000	10,000		294,375,000

Revenue Regional Office IXA - Cavite, Batangas, Mindoro and Romblon (CaBaMiRo)	110,977,000	42,327,000	5,000		153,309,000
Revenue Regional Office IXB - Laguna, Quezon and Marinduque (LaQueMar)	88,217,000	52,844,000	5,000		141,066,000
Region V - Bicol	20,821,000	20,749,000	5,000		41,575,000

Revenue Regional Office X - Legaspi City	20,821,000	20,749,000	5,000		41,575,000
Region VI - Western Visayas	36,226,000	56,849,000	10,000		93,085,000

Revenue Regional Office XI - Iloilo City	19,021,000	28,193,000	5,000		47,219,000
Revenue Regional Office XII - Bacolod City	17,205,000	28,656,000	5,000		45,866,000
Region VII - Central Visayas	25,145,000	46,822,000	5,000		71,972,000

Revenue Regional Office XIII - Cebu City	25,145,000	46,822,000	5,000		71,972,000
Region VIII - Eastern Visayas	19,785,000	20,957,000	5,000		40,747,000

Revenue Regional Office XIV - Tacloban City	19,785,000	20,957,000	5,000		40,747,000
Region IX - Zamboanga Peninsula	21,175,000	23,096,000	5,000		44,276,000

Revenue Regional Office XV - Zamboanga City	21,175,000	23,096,000	5,000		44,276,000
Region X - Northern Mindanao	28,207,000	19,274,000	5,000		47,486,000

Revenue Regional Office XVI - Cagayan de Oro City	28,207,000	19,274,000	5,000		47,486,000
Region XI - Davao	24,294,000	43,161,000	5,000	13,710,000	81,170,000

Revenue Regional Office XIX - Davao City	24,294,000	43,161,000	5,000	13,710,000	81,170,000
Region XII - SOCCSKSARGEN	22,744,000	28,969,000	5,000		51,718,000

Revenue Regional Office XVIII - Koronadal City	22,744,000	28,969,000	5,000		51,718,000
Region XIII - CARAGA	19,158,000	12,664,000	5,000		31,827,000

Revenue Regional Office XVII - Butuan City	19,158,000	12,664,000	5,000		31,827,000

824	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Human Resource Development	52,731,000	12,025,000			64,756,000

National Capital Region (NCR)	52,731,000	12,025,000			64,756,000

Central Office	52,731,000	12,025,000			64,756,000
Investigation and prosecution of administrative cases filed against revenue personnel and the security program	10,356,000	23,343,000			33,699,000

National Capital Region (NCR)	10,356,000	23,343,000			33,699,000

Central Office	10,356,000	23,343,000			33,699,000
Administration of Personnel Benefits	156,782,000				156,782,000

National Capital Region (NCR)	156,782,000				156,782,000

Central Office	156,782,000				156,782,000

Sub-total, General Administration and Support	1,059,503,000	1,077,064,000	137,351,000	421,853,000	2,695,771,000

Operations
Improved Internal Revenue Collections	3,871,058,000	1,698,587,000		56,272,000	5,625,917,000

REVENUE ADMINISTRATION PROGRAM	3,871,058,000	1,698,587,000		56,272,000	5,625,917,000

Formulation, coordination, monitoring and evaluation of registration, collection and assessment services, including tax formulation of procedures and policies on tax fraud investigations and intelligence operations	149,830,000	32,349,000			182,179,000

National Capital Region (NCR)	149,830,000	32,349,000			182,179,000

Central Office	149,830,000	32,349,000			182,179,000
Issuance of tax rulings, decisions on appealed cases and assistance in the prosecution of civil and criminal cases	90,767,000	15,105,000			105,872,000

National Capital Region (NCR)	90,767,000	15,105,000			105,872,000

Central Office	90,767,000	15,105,000			105,872,000
Implementation of the tax information and education program	50,201,000	29,514,000			79,715,000

National Capital Region (NCR)	50,201,000	29,514,000			79,715,000

Central Office	50,201,000	29,514,000			79,715,000
Enforcement of Internal Revenue Laws	3,357,832,000	1,231,161,000			4,588,993,000

National Capital Region (NCR)	1,301,429,000	769,164,000			2,070,593,000

Central Office	309,259,000	564,420,000			873,679,000

APRIL 29, 2019	OFFICIAL GAZETTE	825
DEPARTMENT OF FINANCE

Revenue Regional Office V - Caloocan City	177,507,000	33,124,000	210,631,000
Revenue Regional Office VI - Manila	229,416,000	59,838,000	289,254,000
Revenue Regional Office VII - Quezon City	310,620,000	62,019,000	372,639,000
Revenue Regional Office VIII - Makati City	274,627,000	49,763,000	324,390,000
Region I - Ilocos	180,078,000	26,696,000	206,774,000

Revenue Regional Office I - Calasiao, Pangasinan	180,078,000	26,696,000	206,774,000
Cordillera Administrative Region (CAR)	124,898,000	18,227,000	143,125,000

Revenue Regional Office II - Cordillera Administrative Region	124,898,000	18,227,000	143,125,000
Region II - Cagayan Valley	101,305,000	23,565,000	124,870,000

Revenue Regional Office III - Tuguegarao, Cagayan	101,305,000	23,565,000	124,870,000
Region III - Central Luzon	226,065,000	47,776,000	273,841,000

Revenue Regional Office IV - San Fernando, Pampanga	226,065,000	47,776,000	273,841,000
Region IVA - CALABARZOM	138,051,000	55,121,000	193,172,000

Revenue Regional Office IXA- Cavite, Batangas, Mindoro and Romblon (CaBaMiRo)	75,153,000	33,204,000	108,357,000
Revenue Regional Office IXB - Laguna, Quezon and Marinduque (LaQueMar)	62,898,000	21,917,000	84,815,000
Region V - Bicol	144,445,000	21,429,000	165,874,000

Revenue Regional Office X - Legaspi City	144,445,000	21,429,000	165,874,000
Region VI - Western Visayas	243,770,000	58,402,000	302,172,000

Revenue Regional Office XI - Iloilo City	140,564,000	25,185,000	165,749,000
Revenue Regional Office XII - Bacolod City	103,206,000	33,217,000	l36,423,000
Region VII - Central Visayas	149,362,000	38,021,000	187,383,000

Revenue Regional Office XIII - Cebu City	149,362,000	38,021,000	187,383,000

826	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region VIII - Eastern Visayas		130,642,000		39,031,000						169,673,000

Revenue Regional Office XIV - Tacloban City		130,642,000		39,031,000						169,673,000
Region IX - Zamboanga Peninsula		119,548,000		19,546,000						139,094,000

Revenue Regional Office XV - Zamboanga City		119,548,000		19,546,000						139,094,000
Region X - Northern Mindanao		142,089,000		37,256,000						179,345,000

Revenue Regional Office XVI - Cagayan de Oro City		142,089,000		37,256,000						179,345,000
Region XI - Davao		128,326,000		34,160,000						162,486,000

Revenue Regional Office XIX - Davao City		128,326,000		34,160,000						162,486,000
Region XII - SOCCSKSARGEN		131,313,000		21,931,000						153,244,000

Revenue Regional Office XVIII - Koronadal City		131,313,000		21,931,000						153,244,000
Region XIII - CARAGA		96,511,000		20,836,000						117,347,000

Revenue Regional Office XVII - Butuan City		96,511,000		20,836,000						117,347,000
Revenue Information Systems Development and Infrastructure Support		187,151,000		386,892,000				56,272,000		630,315,000

National Capital Region (NCR)		187,151,000		386,892,000				56,272,000		630,315,000

Central Office		187,151,000		386,892,000				56,272,000		630,315,000
Planning and Policy Formulation		25,397,000		2,729,000						28,126,000

National Capital Region (NCR)		25,397,000		2,729,000						28,126,000

Central Office		25,397,000		2,729,000						28,126,000
Collation, analysis, monitoring, generation and development of internal revenue statistics		9,880,000		837,000						10,717,000

National Capital Region (NCR)		9,880,000		837,000						10,717,000

Central Office		9,880,000		837,000						10,717,000

Sub-total, Operations		3,871,058,000		1,698,587,000				56,272,000		5,625,917,000

TOTAL NEW APPROPRIATIONS	₱	4,930,561,000	₱	2,775,651,000	₱	137,351,000	₱	478,125,000	₱	8,321,688,000

APRIL 29, 2019	OFFICIAL GAZETTE	827
DEPARTMENT OF FINANCE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	3,627,113

Total Permanent Positions	3,627,113

Other Compensation Common to All
Personnel Economic Relief Allowance	256,104
Representation Allowance	17,820
Transportation Allowance	17,820
Clothing and Uniform Allowance	64,026
Mid-Year Bonus - Civilian	302,260
Year End Bonus	302,260
Cash Gift	53,355
Productivity Enhancement Incentive	53,355
Step Increment	9,065

Total Other Compensation Common to All	1,076,065

Other Benefits
PAG-IBIG Contributions	12,805
PhilHealth Contributions	44,991
Employees Compensation Insurance Premiums	12,805
Retirement Gratuity	10,132
Loyalty Award - Civilian	10,080
Terminal Leave	136,570

Total Other Benefits	227,383

Total Personnel Services	4,930,561

Maintenance and Other Operating Expenses
Travelling Expenses	246,673
Training and Scholarship Expenses	62,246
Supplies and Materials Expenses	430,017
Utility Expenses	276,276
Communication Expenses	130,057
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	10,000
Extraordinary and Miscellaneous Expenses	4,018
Professional Services	109,947
General Services	502,182
Repairs and Maintenance	61,810
Taxes, Insurance Premiums and Other Fees	24,948
Other Maintenance and Operating Expenses
Advertising Expenses	16,211
Printing and Publication Expenses	9,178
Transportation and Delivery Expenses	4,447

828	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Rent/Lease Expenses	748,678
Membership Dues and Contributions to Organizations	20
Subscription Expenses	91,765
Other Maintenance and Operating Expenses	47,178

Total Maintenance and Other Operating Expenses	2,775,651

Financial Expenses
Interest Expenses	137,091
Bank Charges	260

Total Financial Expenses	137,351

Total Current Operating Expenditures	7,843,563

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	407,553
Machinery and Equipment Outlay	56,272
Transportation Equipment Outlay	14,300

Total Capital Outlays	478,125

TOTAL NEW APPROPRIATIONS	8,321,688

D. BUREAU OF LOCAL GOVERNMENT FINANCE

For general administration and support, support to operations and operations, as indicated hereunder	₱	269,030,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	72,103,000	₱	29,132,000	₱	21,749,000	₱	122,984,000
Support to Operations		4,993,000		2,117,000				7,110,000
Operations		100,956,000		37,980,000				138,936,000

LOCAL FINANCE ADMINISTRATION PROGRAM		100,956,000		37,980,000				138,936,000

TOTAL NEW APPROPRIATIONS	₱	178,052,000	₱	69,229,000	₱	21,749,000	₱	269,030,000

Special Provision (s)

1. Assessment Loan Revolving Fund. The Assessment Loan Revolving Fund, constituted from the unallocated surplus of IRAs, shall be used for interest-free lending purposes to provinces, cities and municipalities, tax-mapping projects, periodic revisions of assessments, and other real property assessment programs in accordance with Section 94 of P.D. No. 464, as amended by P.D. No. 1002.

APRIL 29, 2019	OFFICIAL GAZETTE	829
DEPARTMENT OF FINANCE

Disbursements or expenditures by the Bureau of Local Government Finance (BLGF) in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The BLGF shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	BLGF’s website.

The BLGF shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	67,726,000	₱	29,132,000	₱	21,749,000	₱	118,607,000

National Capital Region (NCR)		22,660,000		9,749,000				32,409,000

Central Office		22,660,000		9,749,000				32,409,000
Region I - Ilocos		4,983,000		1,702,000		116,000		6,801,000

Regional Office - I		4,983,000		1,702,000		116,000		6,801,000
Cordillera Administrative Region (CAR)		2,904,000		1,928,000		1,300,000		6,132,000

Regional Office - CAR		2,904,000		1,928,000		1,300,000		6,132,000
Region II - Cagayan Valley		2,303,000		989,000		1,721,000		5,013,000

Regional Office - II		2,303,000		989,000		1,721,000		5,013,000
Region III - Central Luzon		2,938,000		631,000		3,198,000		6,767,000

Regional Office - III		2,938,000		631,000		3,198,000		6,767,000
Region IVA - CALABARZON		3,822,000		1,233,000				5,055,000

Regional Office - IVA		3,822,000		1,233,000				5,055,000
Region IVB - MIMAROPA		1,121,000		1,130,000		1,300,000		3,551,000

Regional Office - IVB		1,121,000		1,130,000		1,300,000		3,551,000
Region V - Bicol		2,840,000		883,000		7,614,000		11,337,000

Regional Office - V		2,840,000		883,000		7,614,000		11,337,000

830	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region VI - Western Visayas	2,434,000	1,480,000		3,914,000

Regional Office - VI	2,434,000	1,480,000		3,914,000
Region VII - Central Visayas	2,490,000	2,154,000		4,644,000

Regional Office - VII	2,490,000	2,154,000		4,644,000
Region VIII - Eastern Visayas	4,904,000	1,436,000	1,300,000	7,640,000

Regional Office - VIII	4,904,000	1,436,000	1,300,000	7,640,000
Region IX - Zamboanga Peninsula	1,897,000	746,000		2,643,000

Regional Office - IX	1,897,000	746,000		2,643,000
Region X - Northern Mindanao	3,235,000	690,000	1,300,000	5,225,000

Regional Office - X	3,235,000	690,000	1,300,000	5,225,000
Region XI - Davao	3,672,000	1,637,000	1,300,000	6,609,000

Regional Office - XI	3,672,000	1,637,000	1,300,000	6,609,000
Region XII - SOCCSKSARGEN	3,449,000	1,352,000	1,300,000	6,101,000

Regional Office - XII	3,449,000	1,352,000	1,300,000	6,101,000
Region XIII - CARAGA	2,074,000	1,392,000	1,300,000	4,766,000

Regional Office - XIII	2,074,000	1,392,000	1,300,000	4,766,000
Administration of Personnel Benefits	4,377,000			4,377,000

National Capital Region ( NCR)	4,377,000			4,377,000

Central Office	4,377,000			4,377,000

Sub-total, General Administration and Support	72,103,000	29,132,000	21,749,000	122,984,000

Support to Operations
Agency strategic planning, management information system and public information and legal services	4,993,000	2,117,000		7,110,000

National Capital Region ( NCR)	4,993,000	2,117,000		7,110,000

Central Office	4,993,000	2,117,000		7,110,000

Sub-total, Support to Operations	4,993,000	2,117,000		7,110,000

Operations
Fiscal sustainability of LGUs strengthened	100,956,000	37,980,000		138,936,000

LOCAL FINANCE ADMINISTRATION PROGRAM	100,956,000	37,980,000		138,936,000

LOCAL FINANCE POLICY REFORMS AND FISCAL PERFORMANCE MONITORING AND EVALUATION SUB-PROGRAM	54,556,000	19,477,000		74,033,000

APRIL 29, 2019	OFFICIAL GAZETTE	831
DEPARTMENT OF FINANCE

Development of LGU treasury and assessment operating policies, guidelines, systems and procedures including the promulgation of rulings/opinions for the proper implementation thereof	8,582,000	2,081,000	10,663,000

National Capital Region (NCR)	8,582,000	2,081,000	10,663,000

Central Office	8,582,000	2,081,000	10,663,000
Conduct of revenue and assessment performance evaluation and management, evaluation and monitoring of special projects on local government finance	42,506,000	16,448,000	58,954,000

National Capital Region (NCR)	7,940,000	5,342,000	13,282,000

Central Office	7,940,000	5,342,000	13,282,000
Region I - Ilocos	2,303,000	905,000	3,208,000

Regional Office - I	2,303,000	905,000	3,208,000
Cordillera Administrative Region (CAR)	2,874,000	713,000	3,587,000

Regional Office - CAR	2,874,000	713,000	3,587,000
Region II - Cagayan Valley	2,114,000	598,000	2,712,000

Regional Office - II	2,114,000	598,000	2,712,000
Region III - Central Luzon	1,433,000	978,000	2,411,000

Regional Office - III	1,433,000	978,000	2,411,000
Region IVA - CALABARZON	2,888,000	835,000	3,723,000

Regional Office - IVA	2,888,000	835,000	3,723,000
Region IVB - MIMAROPA	620,000	982,000	1,602,000

Regional Office - IVB	620,000	982,000	1,602,000
Region V - Bicol	2,893,000	739,000	3,632,000

Regional Office - V	2,893,000	739,000	3,632,000
Region VI - Western Visayas	2,536,000	494,000	3,030,000

Regional Office - VI	2,536,000	494,000	3,030,000
Region VII - Central Visayas	2,763,000	502,000	3,265,000

Regional Office - VII	2,763,000	502,000	3,265,000
Region VIII - Eastern Visayas	2,560,000	825,000	3,385,000

Regional Office - VIII	2,560,000	825,000	3,385,000
Region IX - Zamboanga Peninsula	2,398,000	1,045,000	3,443,000

Regional Office - IX	2,398,000	1,045,000	3,443,000

832	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region X - Northern Mindanao	2,746,000	650,000	3,396,000

Regional Office - X	2,746,000	650,000	3,396,000
Region XI - Davao	1,924,000	429,000	2,353,000

Regional Office - XI	1,924,000	429,000	2,353,000
Region XII - SOCCSKSARGEN	2,731,000	828,000	3,559,000

Regional Office - XII	2,731,000	828,000	3,559,000
Region XIII - CARAGA	1,783,000	583,000	2,366,000

Regional Office - XIII	1,783,000	583,000	2,366,000
Issuance of certificate of LGU net debt service ceiling and net borrowing capacity	3,468,000	948,000	4,416,000

National Capital Region (NCR)	3,468,000	948,000	4,416,000

Central Office	3,468,000	948,000	4,416,000
LOCAL FINANCE CAPACITY DEVELOPMENT SUB-PROGRAM	46,400,000	18,503,000	64,903,000

LGU training on policies, procedures and other competency requirements of local treasurers and assessors	46,400,000	18,503,000	64,903,000

National Capital Region (NCR)	3,872,000	9,375,000	13,247,000

Central Office	3,872,000	9,375,000	13,247,000
Region I - Ilocos	3,897,000	542,000	4,439,000

Regional Office - I	3,897,000	542,000	4,439,000
Cordillera Administrative Region (CAR)	1,728,000	504,000	2,232,000

Regional Office - CAR	1,728,000	504,000	2,232,000
Region II - Cagayan Valley	4,062,000	418,000	4,480,000

Regional Office - II	4,062,000	418,000	4,480,000
Region III - Central Luzon	3,268,000	590,000	3,858,000

Regional Office - III	3,268,000	590,000	3,858,000
Region IVA - CALABARZON	2,663,000	871,000	3,534,000

Regional Office - IVA	2,663,000	871,000	3,534,000
Region IVB - MIMAROPA	3,169,000	653,000	3,822,000

Regional Office - IVB	3,169,000	653,000	3,822,000

APRIL 29, 2019	OFFICIAL GAZETTE	833
DEPARTMENT OF FINANCE

Region V - Bicol		1,583,000		680,000				2,263,000

Regional Office - V		1,583,000		680,000				2,263,000
Region VI - Western Visayas		2,248,000		322,000				2,570,000

Regional Office - VI		2,248,000		322,000				2,570,000
Region VII - Central Visayas		3,930,000		554,000				4,484,000

Regional Office - VII		3,930,000		554,000				4,484,000
Region VIII - Eastern Visayas		2,007,000		796,000				2,803,000

Regional Office - VIII		2,007,000		796,000				2,803,000
Region IX - Zamboanga Peninsula		2,282,000		987,000				3,269,000

Regional Office - IX		2,282,000		987,000				3,269,000
Region X - Northern Mindanao		1,931,000		623,000				2,554,000

Regional Office - X		1,931,000		623,000				2,554,000
Region XI - Davao		3,260,000		593,000				3,853,000

Regional Office - XI		3,260,000		593,000				3,853,000
Region XII - SOCCSKSARGEN		3,250,000		656,000				3,906,000

Regional Office - XII		3,250,000		656,000				3,906,000
Region XIII - CARAGA		3,250,000		339,000				3,589,000

Regional Office - XIII		3,250,000		339,000				3,589,000

Sub-total, Operations		100,956,000		37,980,000				138,936,000

TOTAL NEW APPROPRIATIONS	₱	178,052,000	₱	69,229,000	₱	21,749,000	₱	269,030,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	132,708

Total Permanent Positions	132,708

834	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Compensation Common to All
Personnel Economic Relief Allowance	6,888
Representation Allowance	2,448
Transportation Allowance	2,448
Clothing and Uniform Allowance	1,722
Mid-Year Bonus - Civilian	11,061
Year End Bonus	11,061
Cash Gift	1,435
Productivity Enhancement Incentive	1,435
Step Increment	332

Total Other Compensation Common to All	38,830

Other Benefits
PAG-IBIG Contributions	345
PhilHealth Contributions	1,447
Employees Compensation Insurance Premiums	345
Terminal Leave	4,377

Total Other Benefits	6,514

Total Personnel Services	178,052

Maintenance and Other Operating Expenses
Travelling Expenses	10,740
Training and Scholarship Expenses	24,572
Supplies and Materials Expenses	8,720
Utility Expenses	3,356
Communication Expenses	3,174
Awards/Rewards and Prizes	2
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,715
Professional Services	2,403
General Services	4,245
Repairs and Maintenance	978
Taxes, Insurance Premiums and Other Fees	380
Other Maintenance and Operating Expenses
Advertising Expenses	145
Printing and Publication Expenses	125
Representation Expenses	279
Rent/Lease Expenses	8,349
Membership Dues and Contributions to Organizations	37
Subscription Expenses	8
Other Maintenance and Operating Expenses	1

Total Maintenance and Other Operating Expenses	69,229

Total Current Operating Expenditures	247,281

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	8,749
Transportation Equipment Outlay	13,000

Total Capital Outlays	21,749

TOTAL NEW APPROPRIATIONS	269,030

APRIL 29, 2019	OFFICIAL GAZETTE	835
DEPARTMENT OF FINANCE

E. BUREAU OF THE TREASURY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	6,048,669,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel · Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	102,518,000	₱	126,766,000	₱		₱	14,798,000	₱	244,082,000
Support to Operations		47,634,000		130,855,000				58,438,000		236,927,000
Operations		365,282,000		2,158,097,000		712,000,000		2,332,281,000		5,567,660,000

FINANCIAL ASSET MANAGEMENT PROGRAM		34,760,000		2,033,412,000		712,000,000		2,329,075,000		5,109,307,000
DEBT AND RISK MANAGEMENT PROGRAM		29,020,000		22,894,000						51,914,000
MG ACCOUNTING PROGRAM		301,502,000		101,731,000				3,206,000		406,439,000

TOTAL NEW APPROPRIATIONS	₱	515,434,000	₱	2,415,718,000	₱	712,000,000	₱	2,405,517,000	₱	6,048,669,000

Special Provision(s)

1. Equity Contribution to International Organizations. The amount of Two Billion Three Hundred Twenty Seven Million Seven Hundred Ninety Two Thousand Pesos (₱2,327,792,000) appropriated herein shall be used for capital or quota subscription and revaluation or maintenance of value to foreign financial institutions that has been reviewed by the DFA and the International Commitments Fund Panel, and approved by the President of the Philippines in accordance with M.C. No. 194 dated June 11, 2010.

2. Insurance Premium for Government Assets. The amount of Two Billion Pesos (₱2,000,000,000) shall be used for the payment of premiums and related expenses to insure government assets against natural or human-induced calamities, epidemics, crises, and catastrophes by adopting global best practices in risk transfer mechanisms.

Release of funds shall be subject to the guidelines to be issued by the DBM, DOF and GSIS, and submission of a Special Budget in accordance with Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

3. Reporting and Posting Requirements. The BTr shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	BTr’s website.

The BTr shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

NEW Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total

836	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS
General Administration and Support
General Management and Supervision	₱	49,790,000	₱	126,766,000	₱		₱	14,798,000	₱	191,354,000

National Capital Region (NCR)		49,790,000		126,766,000				14,798,000		191,354,000

Central Office		49,790,000		126,766,000				14,798,000		191,354,000
Administration of Personnel Benefits		52,728,000								52,728,000

National Capital Region (NCR)		52,728,000								52,728,000

Central Office		52,728,000								52,728,000

Sub-total, General Administration and Support		102,518,000		126,766,000				14,798,000		244,082,000

Support to Operations
Provision of legal services including the conduct of research and investigation		13,030,000		10,009,000				33,000		23,072,000

National Capital Region (NCR)		13,030,000		10,009,000				33,000		23,072,000

Central Office		13,030,000		10,009,000				33,000		23,072,000
Information systems and IT support services		12,277,000		110,563,000				58,405,000		181,245,000

National Capital Region (NCR)		12,277,000		110,563,000				58,405,000		181,245,000

Central Office		12,277,000		110,563,000				58,405,000		181,245,000
Research and technical support services		22,327,000		10,283,000						32,610,000

National Capital Region (NCR)		22,327,000		10,283,000						32,610,000

Central Office		22,327,000		10,283,000						32,610,000

Sub-total, Support to Operations		47,634,000		130,855,000				58,438,000		236,927,000

Operations
Efficiency in cash management improved		34,760,000		2,033,472,000		712,000,000		2,329,075,000		5,109,307,000

FINANCIAL ASSET MANAGEMENT PROGRAM		34,760,000		2,033,472,000		712,000,000		2,329,075,000		5,109,307,000

Cash management funding and investment of excess funds		34,760,000		19,028,000				2,329,075,000		2,382,863,000

National Capital Region (NCR)		34,760,000		19,028,000				2,329,075,000		2,382,863,000

Central Office		34,760,000		19,028,000				2,329,075,000		2,382,863,000

APRIL 29, 2019	OFFICIAL GAZETTE	837
DEPARTMENT OF FINANCE

Comprehensive and adequate insurance protection of Strategically Important Government Assets and Interest		2,000,000,000			2,000,000,000

National Capital Region (NCR)		2,000,000,000			2,000,000,000

Central office		2,000,000,000			2,000,000,000
Project(s)
Locally-Funded Project(s)		14,444,000	712,000,000		726,444,000

Development of the Treasury Single Account (TSA)		14,444,000	712,000,000		726,444,000

National Capital Region (NCR )		14,444,000	712,000,000		726,444,000

Central Office		14,444,000	712,000,000		726,444,000
Efficiency in debt management achieved	29,020,000	22,894,000			51,914,000

DEBT AND RISK MANAGEMENT PROGRAM	29,020,000	22,894,000			51,914,000

Securities Origination	8,758,000	12,094,000			20,852,000

National Capital Region (NCR)	8,758,000	12,094,000			20,852,000

Central Office	8,758,000	12,094,000			20,852,000
Debt monitoring and servicing	13,689,000	2,422,000			16,111,000

National Capital Region (NCR)	13,689,000	2,422,000			16,111,000

Central Office	13,689,000	2,422,000			16,111,000
Risk Management	6,573,000	8,378,000			14,951,000

National Capital Region (NCR)	6,573,000	8,378,000			14,951,000

Central Office	6,573,000	8,378,000			14,951,000
Efficiency in accounting of NG financial transactions enhanced	301,502,000	101,731,000		3,206,000	406,439,000

NG ACCOUNTING PROGRAM	301,502,000	101,731,000		3,206,000	406,439,000

Recording of NG financial transactions	32,032,000	26,288,000			58,320,000

National Capital Region (NCR)	32,032,000	26,288,000			58,320,000

Central Office	32,032,000	26,288,000			58,320,000
Reconciliation of NGAs books of accounts	9,222,000	1,293,000			10,515,000

National Capital Region (NCR)	9,222,000	1,293,000			10,515,000

Central Office	9,222,000	1,293,000			10,515,000

838	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Release of Allotment to Local Government Units (ALGU)		260,248,000		74,150,000				3,206,000		337,604,000

National Capital Region (NCR)		260,248,000		74,150,000				3,206,000		337,604,000

Central Office		260,248,000		74,150,000				3,206,000		337,604,000

Sub-total, Operations		365,282,000		2,158,097,000		712,000,000		2,332,281,000		5,567,660,000

TOTAL NEW APPROPRIATIONS	₱	515,434,000	₱	2,415,718,000	₱	712,000,000	₱	2,405,517,000	₱	6,048,669,000

NEW Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	357,306

Total Permanent Positions	357,306

Other Compensation Common to All
Personnel Economic Relief Allowance	16,656
Representation Allowance	6,000
Transportation Allowance	5,868
Clothing and Uniform Allowance	4,164
Mid-Year Bonus - Civilian	29,776
Year End Bonus	29,776
Cash Gift	3,470
Productivity Enhancement Incentive	3,470
Step Increment	895

Total Other Compensation Common to All	100,075

Other Benefits
PAG-IBIG Contributions	834
PhilHealth Contributions	3,657
Employees Compensation Insurance Premiums	834
Retirement Gratuity	29,106
Terminal Leave	23,622

Total Other Benefits	58,053

Total Personnel Services	515,434

Maintenance and Other Operating Expenses
Travelling Expenses	15,777
Training and Scholarship Expenses	19,245
Supplies and Materials Expenses	25,719
Utility Expenses	45,145

APRIL 29, 2019	OFFICIAL GAZETTE	839
DEPARTMENT OF FINANCE

Communication Expenses	47,906
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,878
Professional Services	68,844
General Services	30,467
Repairs and Maintenance	95,954
Taxes, Insurance Premiums and Other Fees	2,032,252
Other Maintenance and Operating Expenses
Advertising Expenses	700
Printing and Publication Expenses	500
Representation Expenses	1,200
Transportation and Delivery Expenses	500
Rent/Lease Expenses	25,869
Membership Dues and Contributions to Organizations	1,100
Subscription Expenses	1,562
Other Maintenance and Operating Expenses	100

Total Maintenance and Other Operating Expenses	2,415,718

Financial Expenses
Other Financial Charges	712,000

Total Financial Expenses	712,000

Total Current Operating Expenditures	3,643,152

Capital Outlays
Investment Outlay	2,327,792
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	62,085
Furniture, Fixtures and Books Outlay	15,640

Total Capital Outlays	2,405,517

TOTAL NEW APPROPRIATIONS	6,048,669

F. CENTRAL BOARD OF ASSESSMENT APPEALS

For operations, as indicated hereunder	₱	20,660,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
Operations	₱	15,937,000	₱	2,978,000	₱	1,745,000	₱	20,660,000

REAL PROPERTY TAX ADJUDICATION PROGRAM		15,937,000		2,978,000		1,745,000		20,660,000

TOTAL NEW APPROPRIATIONS	₱	15,937,000	₱	2,978,000	₱	1,745,000	₱	20,660,000

840	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Special Provision(s)

1. Reporting and Posting Requirements. The Central Board of Assessment Appeals (CBAA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	CBAA’s website.

The CBAA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee an Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
Operations	₱	15,937,000	₱	2,978,000	₱	1,745,000	₱	20,660,000

Due process for fair and equitable real property tax assessment improved		15,937,000		2,978,000		1,745,000		20,660,000

REAL PROPERTY TAX ADJUDICATION PROGRAM		15,937,000		2,978,000		1,745,000		20,660,000

Adjudication of appealed cases on real property tax assessment		15,937,000		2,978,000		1,745,000		20,660,000

Sub-total, Operations		15,937,000		2,978,000		1,745,000		20,660,000

TOTAL NEW APPROPRIATIONS	₱	15,937,000	₱	2,978,000	₱	1,745,000	₱	20,660,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	11,859

Total Permanent Positions	11,859

Other Compensation Common to All
Personnel Economic Relief Allowance	528
Representation Allowance	486

APRIL 29, 2019	OFFICIAL GAZETTE	841
DEPARTMENT OF FINANCE

Transportation Allowance	486
Clothing and Uniform Allowance	132
Mid-Year Bonus - Civilian	988
Year End Bonus	988
Cash Gift	110
Productivity Enhancement Incentive	110
Step Increment	30

Total Other Compensation Common to All	3,858

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	69

Total Other Compensation for Specific Groups	69

Other Benefits
PAG-IBIG Contributions	26
PhilHealth Contributions	99
Employees Compensation Insurance Premiums	26

Total Other Benefits	151

Total Personnel Services	15,937

Maintenance and Other Operating Expenses
Travelling Expenses	869
Training and Scholarship Expenses	314
Supplies and Materials Expenses	327
Utility Expenses	50
Communication Expenses	189
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	175
General Services	270
Repairs and Maintenance	50
Taxes, Insurance Premiums and Other Fees	100
Other Maintenance and Operating Expenses
Printing and Publication Expenses	35
Rent/Lease Expenses	510
Subscription Expenses	52
Other Maintenance and Operating Expenses	37

Total Maintenance and Other Operating Expenses	2,978

Total Current Operating Expenditures	18,915

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,745

Total Capital Outlays	1,745

TOTAL NEW APPROPRIATIONS	20,660

842	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

G. INSURANCE COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	6,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	1,000			₱ 1,000
Operations		5,000			5,000

INSURANCE, PRE-NEED, AND HMO REGULATORY AND SUPERVISORY PROGRAM		5,000			5,000

TOTAL NEW APPROPRIATIONS	₱	6,000			₱ 6,000

Special Provision(s)

1. Insurance Fund. In addition to the amounts appropriated herein, One Hundred Twenty One Million Nine Hundred Ninety Seven Thousand Pesos (₱121,997,000) shall be used to cover the MODE and Capital Outlay requirements of the Insurance Commission (IC) sourced from the proceeds of premium taxes, constituted into the Insurance Fund in accordance with Section 286 of R.A. No. 8424.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Funding for Personnel Services. The Personnel Services of the IC shall be sourced from the Pre-need Fund in accordance with Section 5 of R.A. No. 9829. Any deficiency therefrom may be augmented by the Insurance Fund.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

3. Reporting and Posting Requirements. The IC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	IC’s website.

The IC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

APRIL 29, 2019	OFFICIAL GAZETTE	843
DEPARTMENT OF FINANCE

PROGRAMS
General Administration and Support
General management and supervision	₱	1,000	₱	1,000

Sub-total, General Administration and Support		1,000		1,000

Operations
Insurance, Pre-Need, and HMO Industries’ growth and stability improved		5,000		5,000

INSURANCE, PRE-NEED, AND HMO REGULATORY AND SUPERVISORY PROGRAM		5,000		5,000

Promulgation and implementation of policies, rules and regulations		1,000		1,000
Licensing of insurance, pre-need, and HMO entities and related services		1,000		1,000
Examination of insurance, pre-need, and HMO entities and evaluation of financial reports		1,000		1,000
Review and approval of premium rates, investments, reinsurance treaties, facultative placements, and products		1,000		1,000
Adjudication of claims/complaints and mediation of disputes		1,000		1,000

Sub-total, Operations		5,000		5,000

TOTAL NEW APPROPRIATIONS	₱	6,000	₱	6,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos )

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	6

Total Permanent Positions	6

Total Personnel Services	6

Total Current Operating Expenditures	6

TOTAL NEW APPROPRIATIONS	6

844	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

H. NATIONAL TAX RESEARCH CENTER

For general administration and support, and operations, as indicated hereunder	₱	66,115,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	14,810,000	₱	12,681,000	₱		₱	27,491,000
Operations		33,006,000		4,663,000		955,000		38,624,000

NATIONAL TAX ADVISORY PROGRAM		33,006,000		4,663,000		955,000		38,624,000

TOTAL NEW APPROPRIATIONS	₱	47,816,000	₱	17,344,000	₱	955,000	₱	66,115,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Tax Research Center (NTRC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	NTRC’s website.

The NTRC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	14,524,000	₱	12,681,000	₱		₱	27,205,000
Administration of Personnel Benefits		286,000						286,000

Sub-total, General Administration and Support		14,810,00		12,681,000				27,491,000

Operations
Philippine Tax System Improved		33,006,000		4,663,000		955,000		38,624,000

APRIL 29, 2019	OFFICIAL GAZETTE	845
DEPARTMENT OF FINANCE

NATIONAL TAX ADVISORY PROGRAM		33,006,000		4,663,000		955,000		38,624,000

Tax System and Tax Policy Structure Studies and Surveys		33,006,000		4,536,000		955,000		38,497,000
Evaluation of Tax Subsidy Requests from Government-Owned and Controlled Corporations (GOCCs)				127,000				127,000

Sub-total, Operations		33,006,000		4,663,000		955,000		38,624,000

TOTAL NEW APPROPRIATIONS	₱	47,816,000	₱	17,344,00	₱	955,000	₱	66,115,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	36,240

Total Permanent Positions	36,240

Other Compensation Common to All
Personnel Economic Relief Allowance	2,040
Representation Allowance	570
Transportation Allowance	570
Clothing and Uniform Allowance	510
Mid-Year Bonus - Civilian	3,020
Year End Bonus	3,020
Cash Gift	425
Productivity Enhancement Incentive	425
Step Increment	91

Total Other Compensation Common to All	10,671

Other Compensation for Specific Groups
Magna Carta for Public Social Workers	23
Laundry Allowance	2

Total Other Compensation for Specific Groups	25

Other Benefits
PAG-IBIG Contributions	102
PhilHealth Contributions	390
Employees Compensation Insurance Premiums	102
Terminal leave	286

Total Other Benefits	880

Total Personnel Services	47,816

846	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance and Other Operating Expenses
Travelling Expenses	300
Training and Scholarship Expenses	863
Supplies and Materials Expenses	1,254
Utility Expenses	2,800
Communication Expenses	959
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	277
General Services	450
Repairs and Maintenance	169
Taxes, Insurance Premiums and Other Fees	196
Other Maintenance and Operating Expenses
Printing and Publication Expenses	100
Representation Expenses	88
Rent/Lease Expenses	9,720
Membership Dues and Contributions to Organizations	20
Subscription Expenses	30

Total Maintenance and Other Operating Expenses	17,344

Total Current Operating Expenditures	65,160

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	955

Total Capital Outlays	955

TOTAL NEW APPROPRIATIONS	66,115

I. PRIVATIZATION AND MANAGEMENT OFFICE

For general administration and support, and operations, as indicated hereunder	₱	83,055,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	31,614,000	₱	15,051,000	₱	2,106,000	₱	48,771,000
Operations		34,284,000						34,284,000

PRIVATIZATION OF GOVERNMENT ASSETS PROGRAM		34,284,000						34,284,000

TOTAL NEW APPROPRIATIONS	₱	65,898,000	₱	15,051,000	₱	2,106,000	₱	83,055,000

APRIL 29, 2019	OFFICIAL GAZETTE	847
DEPARTMENT OF FINANCE

Special Provision(s)

1. Revolving Fund for the Conservation and Disposition of Assets. The revolving fund shall be used for expenses incurred by the Privatization and Management Office (PMO) in the conservation and disposition of assets, including fees of financial advisers, constituted from:

(a) Commissions, due diligence fees and sale of bidding documents;

(b) Not more than ten percent (10%) of the proceeds from the disposition of GOCCs, assets and idle properties, as approved by the Privatization Council in accordance with Proclamation No. 50 dated December 15, 1986 and E.O. No. 323, s. 2000; and

(c) Not more than ten percent ( 10%) of the proceeds realized from the disposition of properties of abolished government corporations and former enemy-owned entities of the Board of Liquidators beginning FY 2007 and succeeding years in accordance with E.O. No. 471, s. 2005: PROVIDED, That ninety percent (90%) of said proceeds shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987 and Section 65 of P.D. No. 1445.

In no case shall the revolving fund be used for any other purpose.

Disbursements or expenditures by the PMO in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The PMO shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PMO’s website.

The PMO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	31,614,000	₱	15,051,000	₱	2,106,000	₱	48,771,000

Sub-total, General Administration and Support		31,614,000		15,051,000		2,106,000		48,771,000

Operations
Effective management and disposition of transferred assets and other government properties		34,284,000						34,284,000

PRIVATIZATION OF GOVERNMENT ASSETS PROGRAM		34,284,000						34,284,000

Conservation, Sale/Disposition of Assets and Other Properties		34,284,000						34,284,000

Sub-total, Operations		34,284,000						34,284,000

TOTAL NEW APPROPRIATIONS	₱	65,898,000	₱	15,051,000	₱	2,106,000	₱	83,055,000

848	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Non-Permanent Positions	65,898

Total Personnel Services	65,898

Maintenance and Other Operating Expenses
Travelling Expenses	50
Training and Scholarship Expenses	810
Supplies and Materials Expenses	1,718
Utility Expenses	2,740
Communication Expenses	1,250
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,170
Professional Services	912
General Services	4,960
Repairs and Maintenance	450
Taxes, Insurance Premiums and Other Fees	120
Other Maintenance and Operating Expenses
Advertising Expenses	20
Representation Expenses	201
Rent/Lease Expenses	500
Membership Dues and Contributions to Organizations	50
Other Maintenance and Operating Expenses	100

Total Maintenance and Other Operating Expenses	15,051

Total Current Operating Expenditures	80,949

Capital Outlays
Property, Plant and Equipment Outlay Machinery and Equipment Outlay	1,156
Intangible Assets Outlay	950

Total Capital Outlays	2,106

TOTAL NEW APPROPRIATIONS	83,055

J. SECURITIES AND EXCHANGE COMMISSION

For general administration and support, support to operations, and operations, as indicated hereunder	₱	618,427,000

New Appropriations, by Program

APRIL 29, 2019	OFFICIAL GAZETTE	849
DEPARTMENT OF FINANCE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	142,985,000	₱	192,738,000		₱	335,723,000
Support to Operations		14,437,000		19,767,000			34,204,000
Operations		202,798,000		45,702,000			248,500,00

CORPORATE AND CAPITAL MARKET DEVELOPMENT PROGRAM				24,482,000			24,482,000
CORPORATE AND CAPITAL MARKET REGULATORY PROGRAM		202,798,000		21,220,000			224,018,000

TOTAL NEW APPROPRIATIONS	₱	360,220,000	₱	258,207,000		₱	618,427,000

Special Provision(s)

1. Registration and Filing Fees. In addition to the amounts appropriated herein, the amount of One Hundred Million Pesos (₱100,000,000) sourced from registration and filing fees collected by the Securities and Exchange Commission (SEC) shall be used to augment its MODE and Capital Outlay requirements in accordance with Section 75 of R.A. No. 8799.

Disbursements or expenditures by the SEC in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2. Submission of Annual Operating Budget for Retained Income and Audited Financial Statement. The SEC shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current fiscal year covering its retained income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year.

3. Reporting and Posting Requirements. The SEC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) SEC’s website.

The SEC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations . The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱	139,462,000	₱	192,738,000		₱	332,200,000

850	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Administration of Personnel Benefits		3,523,000				3,523,000

Sub-total, General Administration and Support		142,985,000		192,738,000		335,723,000

Support to Operations
Development, maintenance and administration of information systems, databases and website		14,437,000		14,188,000		28,625,000
Conduct of public seminars and related activities for investment-promotion and investor protection				4,358,000		4,358,000
Planning and research services				1,221,000		1,221,000

Sub-total, Support to Operations		14,437,000		19,767,000		34,204,000

Operations
Corporate and Capital Market Infrastructure strengthened		202,798,000		45,702,000		248,500,000

CORPORATE AND CAPITAL MARKET DEVELOPMENT PROGRAM				24,482,000		24,482,000

Formulation of policies, plans and programs for capital market				23,143,000		23,143,000
Provision of technical assistance and inter-agency activities				975,000		975,000
Rendering of opinions and interpretative issuances				364,000		364,000
CORPORATE AND CAPITAL MARKET REGULATORY PROGRAM		202,798,000		21,220,000		224,018,000

Registration/licensing of corporations, capital market participants, securities and investment instruments		152,018,000		16,120,000		168,138,000
Conduct of audits, inspection, verification and/or examination of operations/activities, including the corporate reports, financial records, and disclosures by regulated entities				1,267,000		1,267,000
Imposition of enforcement actions against errant entities subjected to compliance-monitoring and investigative activities		50,780,000		3,833,000		54,613,000

Sub-total, Operations		202,798,000		45,702,000		248,500,000

TOTAL NEW APPROPRIATIONS	₱	360,220,000	₱	258,207,000	₱	618,427,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

APRIL 29, 2019	OFFICIAL GAZETTE	851
DEPARTMENT OF FINANCE

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	275,054

Total Permanent Positions	275,054

Other Compensation Common to All
Personnel Economic Relief Allowance	10 ,464
Representation Allowance	3,462
Transportation Allowance	9,498
Clothing and Uniform Allowance	2,616
Year End Bonus	22,921
Cash Gift	2,180
Productivity Enhancement Incentive	2,616

Total Other Compensation Common to All	53,757

Other Compensation for Specific Groups
Provident/Welfare Fund Contributions	13,751
Other Personnel Benefits	10,464

Total Other Compensation for Specific Groups	24,215

Other Benefits
PAG-IBIG Contributions	524
PhilHealth Contributions	2,623
Employees Compensation Insurance Premiums	524
Terminal Leave	3,523

Total Other Benefits	7,194

Total Personnel Services	360,220

Maintenance and Other Operating Expenses
Travelling Expenses	4,732
Training and Scholarship Expenses	6,103
Supplies and Materials Expenses	16,002
Utility Expenses	25,493
Communication Expenses	13,769
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,335
Professional Services	707
General Services	26,538
Repairs and Maintenance	24,427
Taxes, Insurance Premiums and Other Fees	2,316
Other Maintenance and Operating Expenses
Advertising Expenses	2,462
Printing and Publication Expenses	345
Representation Expenses	25
Rent/Lease Expenses	92,759

852	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Membership Dues and Contributions to Organizations	2,295
Subscription Expenses	10,956
Other Maintenance and Operating Expenses	24,943

Total Maintenance and Other Operating Expenses	258,207

Total Current Operating Expenditures	618,427

TOTAL NEW APPROPRIATIONS	618,427

APRIL 29, 2019	OFFICIAL GAZETTE	853
DEPARTMENT OF FINANCE

GENERAL SUMMARY

DEPARTMENT OF FINANCE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	382,110,000	₱	418,626,000		₱	₱	42,603,000	₱	843,339,000
B. BUREAU OF CUSTOMS		1,375,950,000		883,952,000				356,870,000		2,616,772,000
C. BUREAU OF INTERNAL REVENUE		4,930,561,000		2,775,651,000		137,351,000		478,125,000		8,321,688,000
D. BUREAU OF LOCAL GOVERNMENT FINANCE		178,052,000		69,229,000				21,749,000		269,030,000
E. BUREAU OF THE TREASURY		515,434,000		2,415,718,000		712,000,000		2,405,517,000		6,048,669,000
F. CENTRAL BOARD OF ASSESSMENT APPEALS		15,937,000		2,978,000				1,745,000		20,660,000
G. INSURANCE COMMISSION		6,000								6,000
H. NATIONAL TAX RESEARCH CENTER		47,816,000		17,344,000				955,000		66,115,000
I. PRIVATIZATION AND MANAGEMENT OFFICE		65,898,000		15,051,000				2,106,000		83,055,000
J. SECURITIES AND EXCHANGE COMMISION		360,220,000		258,207,000						618,427,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF FINANCE	₱	7,871,984,000	₱	6,856,756,000	₱	849,351,000	₱	3,309,670,000	₱	18,887,761,000

854	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

XII. DEPARTMENT OF FOREIGN AFFAIR

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	20,347,047,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	973,874,000	₱	892,347,000	₱	3,213,000	₱	926,375,000	₱	2,795,809,000
Support to Operations		92,571,000		17,746,000						110,317,000
Operations		7,047,564,000		10,248,122,000		19,173,000		126,062,000		17,440,921,000

DIPLOMACY PROGRAM		5,013,189,000		4,474,191,000		12,773,000		76,391,000		9,576,544,000
CONSULAR / ATM PROGRAM		2,034,375,000		5,773,931,000		6,400,000		49,671,000		7,864,377,000

TOTAL NEW APPROPRIATIONS	₱	8,114,009,000	₱	ll,158,215,000	₱	22,386,000	₱	1,052,437,000	₱	20,347,047,000

Special Provision(s)

1.    DFA Working Fund. All income collected in foreign service posts, including rental income and proceeds from sale of used motor vehicles shall be recorded as income of the General Fund. All the amounts collected in foreign currency may be retained by foreign service posts as working fund, except for honorary consulates which may only retain not more than fifty percent (50%) of such collections in foreign currency for reimbursement of their administrative expenses. Unutilized cash for which the original intended purpose no longer exists may be used by foreign service posts as working funds: PROVIDED, That the use of unutilized cash and CDC shall not exceed the released allotment of FSPs: PROVIDED, FURTHER, That the use of unutilized cash by FSPs shall be subject to the guidelines to be issued by the Bureau of Treasury.

These funds shall be separate and distinct from the cash disbursement ceiling issued by DBM to utilize income collected/retained by the foreign service posts for their operating requirements.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, April 15, 2019, Volume I-B, page 962, R.A. No. 11260)

2.    Passport Revolving Fund. The revolving fund constituted from the fees collected for the processing and issuance of passports requiring special consideration, waiver or issuance beyond regular office hours shall be used to improve the passporting and consular services of the DFA in accordance with R.A. No. 8239 and augment the requirements for the purchase of passport booklets. In no case shall said fund be used for the payment of travel and transportation allowances.

Disbursements or expenditures by DFA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.0. No. 292, s. 1987 and to appropriate criminal action under existing penal laws.

3.    Building Fund. The amount of Nine Hundred Twenty Six Million Three Hundred Seventy Five Thousand Pesos (₱926,375,000) appropriated herein for the Building Fund shall be used for the:

(a)	acquisition of new properties abroad and in the Philippines for chanceries and residences, as well as office space for consular offices through direct purchase or lease-purchase agreements;

(b)	renovation of deteriorating government-owned consular offices and chanceries and residences of the Philippine Foreign Service;

(c)	purchase of furniture, fixtures and equipment for chanceries, residences and consular offices; and

(d)	long-term leases of chanceries, residences, and consular offices when the terms and conditions are favorable and advantageous to the government.

The DFA shall consider all previously committed undertakings and the available balance of the Building Fund in the programming for the current year and give preference to the acquisition of properties abroad and renovation of government-owned properties.

APRIL 29, 2019	OFFICIAL GAZETTE	855
DEPARTMENT OF FOREIGN AFFAIRS

4.    Purchase of Passport Booklets. The amount of Three Billion Two Hundred Sixty Six Million Nine Hundred Eighty Seven Thousand Pesos (₱3,266,987,000) appropriated herein shall be used for the purchase of passport booklets and cost of personalization. Any deficiency for the Project may be augmented by the Passport Revolving Fund. Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

5.    Rentals of Philippine Chanceries, Consular Offices and Embassy or Official Residences. The DFA is authorized to use its appropriations to pay advance rentals of chanceries, consular offices, and official residences abroad, covering a lease period not exceeding five (5) years and to make minor renovations in the said properties to make them suitable for the Department’s use as the circumstances and the practice of the foreign country may require: PROVIDED, That lease-purchase agreements not exceeding the annual rental appropriations at the time of signing of the agreement shall require the issuance of a multi-year contractual authority in accordance with Section 30 of the General Provisions in this Act.

Where furnished government-owned or leased quarters are available, no living quarters allowance shall be paid to persons occupying such quarters: PROVIDED, That the cost of utilities, maintenance and minor alterations and repair including costs of furnitures, fixtures and household equipment and appliances, if necessary, shall be charged out of appropriations for living quarters allowances, (CONDITIONAL IMPLEMENTATION - President’s Veto Message, April 15, 2019, Volume I-B, page 962, R.A. No. 11260)

6.    Insurance Proceeds. Notwithstanding any provision of law to the contrary, the Secretary of Foreign Affairs is authorized to retain and use insurance proceeds covering properties in foreign posts for the replacement or restoration thereof.

7.    Tax Refund(s) of Foreign Service Posts. Notwithstanding any provisions of law to the contrary, the Secretary of Foreign Affairs is hereby authorized to use the proceeds of tax refunds due to foreign service posts to cover payment of other operating expenses of the said foreign post. (CONDITIONAL IMPLEMENTATION - President’s Veto Message, April 15, 2019, Volume I-B, page 962, R.A. No. 11260)

8.    Requirements of Agency Attaches or Representatives. Diplomatic missions and consular offices shall furnish adequate office space, supplies and materials to duly accredited attaches or representatives of government agencies assigned thereto. The agencies concerned may contribute to the cost expended by the DFA which shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292.

9.    Benefits for Alien or Local-Hire Employees. The appropriations authorized for the hiring of alien or local-hire employees may be used for payment of gratuity or separation pay to the said employees in the foreign service in accordance with local laws. This may include terminal leave and employer’s share in social security or workmen’s compensation, customary in the diplomatic or consular jurisdiction.

10.    Overseas Absentee Voting. The amount of Forty Three Million Four Hundred Fourteen Thousand Pesos (₱43,414,000) appropriated herein for the Overseas Absentee Voting Act shall be used for the implementation of R.A. No. 9189, including the conduct of continuing registration, information campaign and development, and maintenance of databases. In no case shall said amount be used for the creation of new positions or the purchase of motor vehicles.

11.    Contributions to International Organizations and Hosting of Regional or International Conferences. The amounts of Two Billion One Hundred Ninety One Million Three Hundred Eighty Thousand Pesos (₱2,191,380,000) and Seventy One Million Eight Hundred Fifty Five Thousand Pesos (₱71,855,000) appropriated herein shall be used for contributions to international organizations and hosting of regional or international conferences, respectively, that has been reviewed by the DFA and the International Commitments Fund Panel, including those lodged under the respective budgets of the different host agencies, and approved by the President of the Philippines in accordance with M.C. No. 194 dated June 11, 2010.

12.    Long-Term Lease of Motor Vehicle. Foreign Service Posts are authorized to lease motor vehicles for a period not to exceed two (2) years, with option to renew thereafter if the lease proves to be economically advantageous to the government. However, when acquisition of motor vehicle is preferable and more advantageous to the government, the same shall be included under the DFA’s Car Refleeting Program.

13.    Support to Climate Negotiations. The DFA shall extend the necessary technical, legal, and logistical support to the Climate Change Commission on the participation of the Philippine delegation in the climate negotiation processes pursuant to the United Nations Framework Convention on Climate Change and in other international fora on climate change.

14.    Reporting and Posting Requirements. The DFA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	DFA’s website.

The DFA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

15.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

856	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	658,245,000	₱	892,347,000	₱	3,213,000	₱	926,375,000	₱	2,480,180,000

National Capital Region (NCR)		658,245,000		892,347,000		3,213,000		926,375,000		2,480,180,000

Home Office		658,245,000		892,347,000		3,213,000		926,375,000		2,480,180,000
Administration of Personnel Benefits		315,629,000								315,629,000

National Capital Region (NCR)		315,629,000								315,629,000

Home Office		315,629,000								315,629,000

Sub-total, General Administration and Support		973,874,000		892,347,000		3,213,000		926,375,000		2,795,809,000

Support to Operations
Legal services		46,846,000		5,225,000						52,071,000

National Capital Region (NCR)		46,846,000		5,225,000						52,071,000

Home Office		46,846,000		5,225,000						52,071,000
Coordination, integration, planning and monitoring of foreign policy		45,725,000		12,521,000						58,246,000

National Capital Region (NCR)		45,725,000		12,521,000						58,246,000

Home Office		45,725,000		12,521,000						58,246,000

Sub-total, Support to Operations		92,571,000		17,746,000						110,317,000

Operations
Foreign relations strengthened to promote national development and international cooperation		5,013,189,000		4,474,191,000		12,773,000		76,391,000		9,576,544,000

DIPLOMACY PROGRAM		5,013,189,000		4,474,191,000		12,773,000		76,391,000		9,576,544,000

Formulation, coordination and supervision of foreign policy		210,178,000		2,531,341,000						2,741,519,000

National Capital Region (NCR)		210,178,000		2,531,341,000						2,741,519,000

Damascus, Syria		1,956,000								1,956,000
Geneva, Switzerland - WTO		337,000								337,000
Home Office		207,885,000		2,531,341,000						2,739,226,000

APRIL 29, 2019	OFFICIAL GAZETTE	857
DEPARTMENT OF FOREIGN AFFAIRS

Conduct of bilateral and multilateral relations in accordance with foreign policy directives	4,803,011,000	1,942,850,000	12,773,000	76,391,000	6,835,025,000

National Capital Region (NCR)	4,803,011,000	1,942,850,000	12,773,000	76,391,000	6,835,025,000

Abu Dhabi, United Arab Emirates (UAE)	112,529,000	28,429,000	147,000		141,105,000
Abuja, Nigeria	44,881,000	20,001,000	5,000	4,900,000	69,787,000
Agana, Guam, United States of America (USA)		18,315,000			18,315,000
Amman, Jordan	82,455,000	22,429,000	29,000		104,913,000
Ankara, Turkey	58,684,000	20,512,000	54,000		79,250,000
ASEAN, Jakarta, Indonesia	43,540,000	26,602,000	73,000	4,000,000	74,215,000
Athens, Greece	73,120,000	16,497,000	21,000	4,500,000	94,138,000
Baghdad, Iraq	44,357,000	13,710,000	135,000		58,202,000
Bandar Seri Begawan, Brunei Darussalam	65,287,000	11,083,000	208,000		76,578,000
Bangkok, Thailand	80,898,000	16,748,000	122,000		97,768,000
Beijing, People’s Republic of China	122,330,000	57,337,000	129,000		179,796,000
Beirut, Lebanon	66,522,000	14,742,000	13,000		81,277,000
Berlin, Germany	94,898,000	46,064,000	261,000		141,223,000
Berne, Switzerland	58,203,000	19,304,000	122,000		77,629,000
Brasilia, Brazil	48,164,000	18,468,000	531,000	4,300,000	71,463,000
Brussels, Belgium	84,148,000	26,908,000	109,000		111,165,000
Budapest, Hungary	38,768,000	11,779,000	508,000		51,055,000
Buenos Aires, Argentina	38,405,000	12,570,000	355,000		51,330,000
Cairo, Arab Republic of Egypt	59,503,000	10,190,000	36,000		69,729,000
Calgary, Alberta, Canada		2,066,000			2,066,000
Canberra, Australia	76,483,000	29,205,000	212,000		105,900,000
Chicago, Illinois, USA		21,044,000			21,044,000
Chongqing, China	1,258,000	3,177,000			4,435,000
Copenhagen, Denmark		35,155,000		11,750,000	46,905,000
Damascus, Syria	41,290,000	23,243,000	50,000		64,583,000

858	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Dhaka, Bangladesh	37,371,000	11,317,000	5,000	3,300,000	51,993,000
Dili, Timor-Leste	25,193,000	12,932,000	2,000		38,127,000
Doha, Qatar	96,795,000	14,838,000	25,000	3,000,000	114,658,000
Dubai, UAE	3,323,000	18,909,000			22,232,000
Geneva, Switzerland - PM	93,113,000	29,974,000	22,000		123,109,000
Geneva, Switzerland - WTO	54,295,000	41,043,000	17,000	5,320,000	100,675,000
Guangzhou, People’s Republic of China		11,538,000			11,538,000
Hanoi, Vietnam	45,044,000	16,221,000	127,000	200,000	61,592,000
Home Office	2,517,000				2,517,000
Hongkong Special Administrative Region, People’s Republic of China		27,618,000			27,618,000
Honolulu, Hawaii, USA		14,562,000			14,562,000
Islamabad, Pakistan	53,158,000	15,473,000			68,631,000
Jakarta, Indonesia	74,751,000	20,374,000	57,000		95,182,000
Jeddah, Kingdom of Saudi Arabia		17,156,000			17,156,000
Kuala Lumpur, Malaysia	113,615,000	31,285,000	50,000		144,950,000
Kuwait	106,743,000	21,626,000	85,000		128,454,000
Lisbon, Portugal	39,821,000	20,990,000	132,000		60,943,000
London, United Kingdom	154,986,000	32,883,000	846,000		188,715,000
Los Angeles, California, USA		27,912,000			27,912,000
Macau, China	737,000	8,513,000			9,250,000
Madrid, Spain	85,900,000	25,070,000	613,000	3,500,000	115,083,000
Manado, Celebes, Indonesia		6,288,000			6,288,000
Manama, Bahrain	71,304,000	16,320,000	21,000		87,645,000
Mexico City, Mexico	57,620,000	19,529,000	140,000		77,289,000
Milan, Italy	7,388,000	13,064,000			20,452,000
Moscow, Russia	82,214,000	54,349,000	163,000		136,726,000
Muscat, Oman	59,170,000	10,883,000	87,000		70,140,000
Nairobi, Kenya	49,198,000	21,930,000	43,000		71,171,000
New Delhi, India	57,444,000	15,119,000	25,000		72,588,000

APRIL 29, 2019	OFFICIAL GAZETTE	859
DEPARTMENT OF FOREIGN AFFAIRS

New York, USA - PCG	18,626,000	27,788,000	170,000		46,584,000
New York, USA - PM	118,940,000	69,469,000			188,409,000
Osaka, Japan		13,265,000			13,265,000
Oslo, Norway	73,434,000	34,214,000	307,000		107,955,000
Ottawa, Canada	71,491,000	29,396,000	132,000		101,019,000
Paris, France	89,720,000	24,566,000	340,000		114,626,000
Phnom Penh, Cambodia	30,525,000	10,218,000	58,000		40,801,000
Port Moresby, Papua New Guinea	31,765,000	7,222,000	791,000		39,778,000
Prague, Czech Republic	36,337,000	11,304,000	32,000		47,673,000
Pretoria, South Africa	42,370,000	17,044,000	850,000		60,264,000
Rabat, Morocco	24,245,000	8,260,000		6,699,000	39,204,000
Riyadh, Saudi Arabia	177,083,000	28,535,000	106,000		205,724,000
Rome, Italy	105,711,000	26,138,000	120,000		131,969,000
San Francisco, California, USA		26,302,000			26,302,000
Santiago, Chile	37,439,000	9,807,000	33,000		47,279,000
Seoul, South Korea	100,567,000	14,656,000	15,000		115,238,000
Shanghai, People’s Republic of China		25,904,000			25,904,000
Singapore	141,607,000	34,755,000	846,000		177,208,000
Stockholm, Sweden	54,615,000	21,893,000	228,000	9,953,000	86,689,000
Sydney, Australia		8,702,000			8,702,000
Tehran, Iran	46,357,000	13,158,000	4,000		59,519,000
Tel-Aviv, Israel	96,357,000	34,483,000	889,000		131,729,000
The Hague, Netherlands	76,349,000	15,781,000	151,000		92,281,000
Tokyo, Japan	190,881,000	26,101,000	153,000		217,135,000
Toronto, Canada		21,568,000			21,568,000
Tripoli, Libya	34,968,000	15,163,000	209,000	2,500,000	52,840,000
Vancouver, B.C., Canada		13,539,000			13,539,000
Vatican (Holy See)	40,486,000	14,764,000	150,000	3,700,000	59,100,000
Vienna, Austria	98,480,000	23,583,000	618,000		122,681,000
Vientianne, Laos	46,044,000	11,592,000	126,000	160,000	57,922,000

860	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Warsaw, Poland	52,338,000	19,072,000	329,000	71,739,000
Washington, D.C., USA	150,207,000	131,474,000	432,000	4,909,000	287,022,000
Wellington, New Zealand	52,530,000	17,446,000	43,000	3,700,000	73,719,000
Xiamen, People’s Republic of China	5,302,000	9,583,000			14,885,000
Yangon, Myanmar	50,814,000	22,811,000	61,000		73,686,000
Overseas Filipinos protected and engaged, and consular services improved	2,034,375,000	5,773,931,000	6,400,000	49,671,000	7,864,377,000

CONSULAR / ATM PROGRAM	2,034,375,000	5,773,931,000	6,400,000	49,671,000	7,864,377,000

Provision of consular services including issuance of passports, visas and other consular documents	2,034,375,000	4,515,624,000	6,400,000	49,671,000	6,606,070,000

National Capital Region (NCR)	2,034,375,000	4,515,624,000	6,400,000	49,671,000	6,606,070,000

Abu Dhabi, United Arab Emirates (UAE)		3,599,000			3,599,000
Abuja, Nigeria		5,597,000			5,597,000
Agana, Guan, United States of America (USA)	79,137,000	15,765,000	59,000		94,961,000
Al Khobar, Saudi Arabia		37,903,000			37,903,000
Amman, Jordan		4,374,000			4,374,000
Ankara, Turkey		3,363,000			3,363,000
Athens, Greece		6,220,000			6,220,000
Baghdad, Iraq		3,335,000			3,335,000
Bandar Seri Begawan, Brunei Darussalam		5,142,000			5,142,000
Bangkok, Thailand		4,159,000			4,159,000
Barcelona, Spain	27,342,000	5,056,000	131,000	9,652,000	42,181,000
Beijing, People’s Republic of China		8,069,000			8,069,000
Beirut, Lebanon		8,292,000			8,292,000
Berlin, Germany		10,000,000			10,000,000
Berne, Switzerland		3,105,000			3,105,000
Brasilia, Brazil		1,865,000			1,865,000
Brussels, Belgium		5,698,000			5,698,000

APRIL 29, 2019	OFFICIAL GAZETTE	861
DEPARTMENT OF FOREIGN AFFAIRS

Budapest, Hungary		2,684,000			2,684,000
Buenos Aires, Argentina		5,116,000			5,116,000
Cairo, Arab Republic of Egypt		3,664,000			3,664,000
Calgary, Alberta, Canada	2,021,000	13,444,000	345,000		15,810,000
Canberra, Australia		5,721,000			5,721,000
Chicago, Illinois, USA	82,573,000	6,470,000	342,000		89,385,000
Chongqing, China	25,378,000	13,462,000	25,000		38,865,000
Damascus, Syria	696,000	7,011,000			7,707,000
Dhaka, Bangladesh		3,977,000			3,977,000
Dili, Timor-Leste		4,568,000			4,568,000
Doha, Qatar		5,772,000			5,772,000
Dubai, UAE	139,821,000	15,271,000	169,000		155,261,000
Frankfurt, Germany		45,581,000		3,100,000	48,681,000
Geneva, Switzerland - PM		579,000			579,000
Guangzhou, People’s Republic of China	67,670,000	9,875,000	195,000		77,740,000
Hanoi, Vietnam		1,181,000			1,181,000
Home Office	140,085,000	3,662,246,000	536,000	6,000,000	3,808,867,000
Hongkong Special Administrative Region, People’s Republic of China	150,426,000	14,093,000	348,000		164,867,000
Honolulu, Hawaii, USA	74,706,000	17,406,000	148,000		92,260,000
Houston, Texas, USA		34,159,000		2,600,000	36,759,000
Islamabad, Pakistan		3,571,000			3,571,000
Istanbul, Turkey	36,491,000	17,896,000	14,000	7,320,000	61,721,000
Jakarta, Indonesia		3,137,000			3,137,000
Jeddah, Kingdom of Saudi Arabia	136,949,000	25,436,000	122,000		162,507,000
Kuala Lumpur, Malaysia		7,390,000			7,390,000
Kuwait		4,699,000			4,699,000
Lisbon, Portugal	379,000	3,473,000			3,852,000
London, United Kingdom		13,480,000			13,480,000
Los Angeles, California, USA	142,475,000	29,839,000	962,000	2,600,000	175,876,000

862	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Macau, China	47,886,000	13,486,000	25,000		61,397,000
Madrid, Spain		5,180,000			5,180,000
Manado, Celebes, Indonesia	28,608,000	7,745,000	69,000		36,422,000
Manama, Bahrain		2,198,000			2,198,000
Melbourne, Australia	41,016,000	17,392,000	4,000	7,925,000	66,337,000
Mexico City, Mexico		3,259,000			3,259,000
Milan, Italy	69,814,000	12,884,000	292,000		82,990,000
Moscow, Russia		7,886,000			7,886,000
Muscat, Oman		7,160,000			7,160,000
Nagoya, Japan	52,048,000	21,806,000	128,000	7,074,000	81,056,000
Nairobi, Kenya		5,643,000			5,643,000
New Delhi, India		4,255,000			4,255,000
New York, USA - PCG	113,906,000	10,800,000			124,706,000
New York, USA - PM	10,908,000	19,450,000	191,000		30,549,000
Osaka, Japan	88,796,000	17,859,000	170,000		106,825,000
Oslo, Norway	2,802,000	969,000			3,771,000
Ottawa, Canada		7,949,000			7,949,000
Paris, France		2,252,000			2,252,000
Phnom Penh, Cambodia	9,385,000	2,092,000			11,477,000
Port Moresby, Papua New Guinea		3,945,000			3,945,000
Prague, Czech Republic		4,323,000			4,323,000
Pretoria, South Africa		2,450,000			2,450,000
Riyadh, Saudi Arabia		32,187,000			32,187,000
Rome, Italy		7,587,000			7,587,000
San Francisco, California, USA	125,299,000	27,078,000	1,271,000		153,648,000
Santiago, Chile		2,464,000			2,464,000
Seoul, South Korea		4,112,000			4,112,000
Shanghai, People’s Republic of China	69,995,000	16,808,000	85,000		86,888,000
Singapore		14,662,000			14,662,000
Sydney, Australia	66,656,000	9,197,000	7,000	3,400,000	79,260,000

APRIL 29, 2019	OFFICIAL GAZETTE	863
DEPARTMENT OF FOREIGN AFFAIRS

Tehran, Iran				1,662,000						1,662,000
Tel-Aviv, Israel				3,574,000						3,574,000
The Hague, Netherlands				755,000						755,000
Tokyo, Japan				12,047,000						12,047,000
Toronto, Canada		78,402,000		19,137,000		384,000				97,923,000
Tripoli, libya				6,958,000						6,958,000
Vancouver, B.C., Canada		73,377,000		15,689,000		304,000				89,370,000
Vatican (Holy See)				5,282,000						5,282,000
Vienna, Austria				6,458,000						6,458,000
Vientianne, Laos				347,000						347,000
Warsaw, Poland		786,000		5,037,000						5,823,000
Washington, D.C., USA				12,236,000						12,236,000
Wellington, New Zealand				4,356,000						4,356,000
Xiamen, People’s Republic of China		48,542,000		9,017,000		74,000				57,633,000
Yangon, Myanmar				5,248,000						5,248,000
Protection of the rights promotion of welfare of overseas Filipinos				1,258,307,000						1,258,307,000

National Capital Region (NCR)				1,258,307,000						1,258,307,000

Home Office				1,258,307,000						1,258,307,000

Sub-total, Operations		7,047,564,000		10,248,122,000		19,173,000		126,062,000		17,440,921,000

TOTAL NEW APPROPRIATIONS	₱	8,114,009,000	₱	11,158,215,000	₱	22,386,000	₱	1,052,437,000	₱	20,347,047,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,369,208

Total Permanent Positions	1,369,208

864	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Compensation Common to All

Personnel Economic Relief Allowance	32,832
Representation Allowance	13,458
Transportation Allowance	12,966
Clothing and Uniform Allowance	8,208
Mid-Year Bonus - Civilian	114,098
Year End Bonus	114,098
Cash Gift	10,815
Productivity Enhancement Incentive	10,815
Step Increment	3,427

Total Other Compensation Common to All	320,717

Other Compensation for Specific Groups

Overseas Allowance	5,117,527
Lump-sum for Personnel Services	271,225

Total Other Compensation for Specific Groups	5,388,752

Other Benefits

PAG-IBIG Contributions	2,595
PhilHealth Contributions	10,409
Employees Compensation Insurance Premiums	2,595
Retirement Gratuity	141,808
Terminal Leave	166,272

Total Other Benefits	323,679

Non-Permanent Positions	711,653

Total Personnel Services	8,114,009

Maintenance and Other Operating Expenses

Travelling Expenses	855,501
Training and Scholarship Expenses	168,991
Supplies and Materials Expenses	3,710,348
Utility Expenses	199,813
Communication Expenses	263,341
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	50,000
Extraordinary and Miscellaneous Expenses	3,612
Professional Services	462,109
General Services	444,606
Repairs and Maintenance	250,870
Financial Assistance/Subsidy	1,000,000
Taxes, Insurance Premiums and Other Fees	84,358
Other Maintenance and Operating Expenses
Advertising Expenses	11,396
Printing and Publication Expenses	23,909
Representation Expenses	396,375
Transportation and Delivery Expenses	18,907
Rent/Lease Expenses	778,467
Membership Dues and Contributions to Organizations	2,191,000

APRIL 29, 2019	OFFICIAL GAZETTE	865
DEPARTMENT OF FOREIGN AFFAIRS

Subscription Expenses	24,271
Donations	20,060
Other Maintenance and Other Operating Expenses	200,281

Total Maintenance and Other Operating Expenses	11,158,215

Financial Expenses
Bank Charges	19,139
Other Financial Charges	2,742
Interest Expenses	505

Total Financial Expenses	22,386

Total Current Operating Expenditures	19,294,610

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	459,489
Buildings and Other Structures	466,959
Machinery and Equipment Outlay	20,041
Transportation Equipment Outlay	93,611
Furniture, Fixtures and Books Outlay	10,452
Other Property, Plant and Equipment	1,885

Total Capital Outlays	1,052,437

TOTAL NEW APPROPRIATIONS	20,347,047

B. FOREIGN SERVICE INSTITUTE

For general administration and support, and operations, as indicated hereunder	₱	100,262,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	11,741,000	₱	9,351,000	₱	1,000	₱		₱	21,093,000
Operations		39,345,000		35,037,000		2,000		4,785,000		79,169,000

FOREIGN SERVICE PERSONNEL DEVELOPMENT AND TECHNICAL RESEARCH PROGRAM		39,345,000		35,037,000		2,000		4,785,000		79,169,000

TOTAL NEW APPROPRIATIONS	₱	51,086,000	₱	44,388,000	₱	3,000	₱	4,785,000	₱	100,262,000

Special Provision(s)

1. Foreign Language Training. The Foreign Service Institute (FSI) shall conduct foreign language trainings to all DFA personnel who will be assigned to foreign posts. Priority on foreign language training shall be given on the language of countries having a significant number of overseas Filipino workers and with substantial trade relations with the Philippines.

866	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

2. Reporting and Posting Requirements. The Foreign Service Institute (FSI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	FSI’s website.

The FSI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	11,741,000	₱	9,351,000	₱	1,000			₱	21,093,000

Sub-total, General Administration and Support		11,741,000		9,351,000		1,000				21,093,000

Operations
Competency of DFA personnel enhanced		39,345,000		35,037,000		2,000		4,785,000		79,169,000

FOREIGN SERVICE PERSONNEL DEVELOPMENT AND TECHNICAL RESEARCH PROGRAM		39,345,000		35,037,000		2,000		4,785,000		79,169,000

Formulation, development, conduct of personnel development and technical research and publication and dissemination of studies on Philippine foreign policy		39,345,000		35,037,000		2,000		4,785,000		79,169,000

Sub-total, Operations		39,345,000		35,037,000		2,000		4,785,000		79,169,000

TOTAL NEW APPROPRIATIONS	₱	51,086,000	₱	44,388,000	₱	3,000	₱	4,785,000	₱	100,262,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	32,481

Total Permanent Positions	32,481

APRIL 29, 2019	OFFICIAL GAZETTE	867
DEPARTMENT OF FOREIGN AFFAIRS

Other Compensation Common to All
Personnel Economic Relief Allowance	2,136
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	534
Honoraria	7,554
Mid-Year Bonus - Civilian	2,707
Year End Bonus	2,707
Cash Gift	445
Productivity Enhancement Incentive	445
Step Increment	81

Total Other Compensation Common to All	16,849

Other Compensation for Specific Groups
Other Personnel Benefits	22

Total Other Compensation for Specific Groups	22

Other Benefits
PAG-IBIG Contributions	107
PhilHealth Contributions	412
Employees Compensation Insurance Premiums	107
Loyalty Award - Civilian	75

Total Other Benefits	701

Non-Permanent Positions	1,033

Total Personnel Services	51,086

Maintenance and Other Operating Expenses
Travelling Expenses	3,866
Training and Scholarship Expenses	20,706
Supplies and Materials Expenses	2,519
Utility Expenses	2,500
Communication Expenses	1,160
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	238
Professional Services	4,168
General Services	1,800
Repairs and Maintenance	385
Taxes, Insurance Premiums and Other Fees	168
Other Maintenance and Operating Expenses
Advertising Expenses	24
Printing and Publication Expenses	400
Representation Expenses	148
Rent/Lease Expenses	1,200
Membership Dues and Contributions to Organizations	64
Subscription Expenses	4,944
Other Maintenance and Operating Expenses	98

Total Maintenance and Other Operating Expenses	44,388

868	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Financial Expenses
Bank Charges	3

Total Financial Expenses	3

Total Current Operating Expenditures	95,477

Capital Outlays
Machinery and Equipment Outlay	4,485
Furniture, Fixtures and Books Outlay	300

Total Capital Outlays	4,785

TOTAL NEW APPROPRIATIONS	100,262

C. TECHNICAL COOPERATION COUNCIL OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	9,725,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	1,063,000	₱	227,000	₱	1,000		₱	1,291,000
Operations		102,000		8,331,000		1,000			8,434,000

ECONOMIC AND TECHNICAL SKILLS TRAINING PROGRAM		102,000		8,331,000		1,000			8,434,000

TOTAL NEW APPROPRIATIONS	₱	1,165,000	₱	8,558,000	₱	2,000		₱	9,725,000

Special Provision(s)

1. Reporting and Posting Requirements. The Technical Cooperation Council of the Philippines (TCCP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	TCCP’s website.

The TCCP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

APRIL 29, 2019	OFFICIAL GAZETTE	869
DEPARTMENT OF FOREIGN AFFAIRS

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱	1,063,000	₱	227,000	₱	1,000		₱	1,291,000

Sub-total, General Administration and Support		1,063,000		227,000		1,000			1,291,000

Operations

Foreign technical and economic assistance and cooperation with developing and least developed countries enhanced and advanced		102,000		8,331,000		1,000			8,434,000

ECONOMIC AND TECHNICAL SKILLS TRAINING PROGRAM		102,000		8,331,000		1,000			8,434,000

Coordination and Conduct of Economic and Technical Skills Training Programs and Services for Developing and Least Developed Countries		102,000		8,331,000		1,000			8,434,000

Sub-total, Operations		102,000		8,331,000		1,000			8,434,000

TOTAL NEW APPROPRIATIONS	₱	1,165,000	₱	8,558,000	₱	2,000		₱	9,725,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	790

Total Permanent Positions	790

Other Compensation Common to All
Personnel Economic Relief Allowance	72
Clothing and Uniform Allowance	18
Honoraria	102
Mid-Year Bonus - Civilian	66

870	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Year End Bonus	66
Cash Gift	15
Productivity Enhancement Incentive	15
Step Increment	2

Total Other Compensation Common to All	356

Other Benefits
PAG-IBIG Contributions	4
PhilHealth Contributions	11
Employees Compensation Insurance Premiums	4

Total Other Benefits	19

Total Personnel Services	1,165

Maintenance and Other Operating Expenses
Travelling Expenses	1,148
Training and Scholarship Expenses	6,327
Supplies and Materials Expenses	186
Communication Expenses	25
Professional Services	2
Taxes, Insurance Premiums and Other Fees	22
Other Maintenance and Operating Expenses Printing and Publication Expenses	11
Representation Expenses	71
Transportation and Delivery Expenses	287
Rent/Lease Expenses	25
Subscription Expenses	7
Donations	447

Total Maintenance and Other Operating Expenses	8,558

Financial Expenses
Bank Charges	2

Total Financial Expenses	2

Total Current Operating Expenditures	9,725

TOTAL NEW APPROPRIATIONS	9,725

D. UNESCO NATIONAL COMMISSION OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	25,065,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	10,775,000	₱	3,772,000			₱	14,547,000

APRIL 29, 2019	OFFICIAL GAZETTE	871
DEPARTMENT OF FOREIGN AFFAIRS

Operations				10,518,000		10,518,000

UNESCO PROMOTION, IMPLEMENTATION AND COORDINATION PROGRAM				10,518,000		10,518,000

TOTAL NEW APPROPRIATIONS	₱	10,775,000	₱	14,290,000	₱	25,065,000

Special Provision(s)

1. Reporting and Posting Requirements. The UNESCO National Commission of the Philippines (UNACOM) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	UNACOM’s website.

The UNACOM shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱	10,775,000	₱	3,772,000			₱	14,547,000

Sub-total, General Administration and Support		10,775,000		3,772,000				14,547,000

Operations
Philippine linkage in UNESCO’s programs and activities on education, science and technology, social and human sciences, culture, and communication and information strengthened				10,518,000				10,518,000

UNESCO PROMOTION, IMPLEMENTATION AND COORDINATION PROGRAM				10,518,000				10,518,000

Participation in the support for UNESCO program				8,748,000				8,748,000
Operation of the Southeast Asian Center for Lifelong Learning for Sustainable Development				1,770,000				1,770,000

Sub-total, Operations				10,518,000				10,518,000

TOTAL NEW APPROPRIATIONS	₱	10,775,000	₱	14,290,000			₱	25,065,000

872	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	7,211

Total Permanent Positions	7,211

Other Compensation Common to All
Personnel Economic Relief Allowance	336
Representation Allowance	222
Transportation Allowance	222
Clothing and Uniform Allowance	84
Honoraria	867
Mid-Year Bonus - Civilian	601
Year End Bonus	601
Cash Gift	70
Productivity Enhancement Incentive	70
Step Increment	18

Total Other Compensation Common to All	3,091

Other Benefits
PAG-IBIG Contributions	17
PhilHealth Contributions	64
Employees Compensation Insurance Premiums	17

Total Other Benefits	98

Non-Permanent Positions	375

Total Personnel Services	10,775

Maintenance and Other Operating Expenses
Travelling Expenses	2,930
Training and Scholarship Expenses	5,318
Supplies and Materials Expenses	695
Communication Expenses	489
Awards/Rewards and Prizes	50
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	290
Professional Services	2,750
Repairs and Maintenance	210
Taxes, Insurance Premiums and Other Fees	52
Other Maintenance and Operating Expenses
Advertising Expenses	6

APRIL 29, 2019	OFFICIAL GAZETTE	873
DEPARTMENT OF FOREIGN AFFAIRS

Printing and Publication Expenses	930
Representation Expenses	150
Rent/Lease Expenses	160
Subscription Expenses	210
Other Maintenance and Operating Expenses	50

Total Maintenance and Other Operating Expenses	14,290

Total Current Operating Expenditures	25,065

TOTAL NEW APPROPRIATIONS	25,065

874	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

GENERAL SUMMARY

DEPARTMENT OF FOREIGN AFFAIRS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	8,114,009,000	₱	11,158,215,000	₱	22,386,000	₱	1,052,437,000	₱	20,347,047,000
B. FOREIGN SERVICE INSTITUTE		51,086,000		44,388,000		3,000		4,785,000		100,262,000
C. TECHNICAL COOPERATION COUNCIL OF THE PHILIPPINES		1,165,000		8,558,000		2,000				9,725,000
D. UNESCO NATIONAL COMMISSION OF THE PHILIPPINES		10,775,000		14,290,000						25,065,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF FOREIGN AFFAIRS	₱	8,177,035,000	₱	11,225,451,000	₱	22,391,000	₱	1,057,222,000	₱	20,482,099,000

APRIL 29, 2019	OFFICIAL GAZETTE	875
DEPARTMENT OF HEALTH

XIII. DEPARTMENT OF HEALTH

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded projects, as indicated hereunder	₱	97,653,633,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	7,970,904,000	₱	303,006,000	₱	23,500,000	₱	8,297,410,000
Support to Operations		990,264,000		470,755,000		579,311,000		2,040,330,000
Operations		33,874,792,000		37,223,086,000		16,218,015,000		87,315,893,000

HEALTH POLICY AND STANDARDS DEVELOPMENT PROGRAM		100,331,000		124,739,000				225,070,000
HEALTH SYSTEMS STRENGTHENING PROGRAM		5,241,596,000		4,788,173,000		15,869,319,000		25,899,088,000
PUBLIC HEALTH PROGRAM		609,521,000		16,854,023,000				17,463,544,000
EPIDEMIOLOGY AND SURVEILLANCE PROGRAM		15,678,000		247,319,000				262,997,000
HEALTH EMERGENCY MANAGEMENT PROGRAM		7,680,000		463,035,000		300,000,000		770,715,000
HEALTH FACILITIES OPERATION PROGRAM		27,198,265,000		5,249,124,000		48,696,000		32,496,085,000
HEALTH REGULATORY PROGRAM		701,721,000		114,863,000				816,584,000
SOCIAL HEALTH PROTECTION PROGRAM		9,381,810,000						9,381,810,000

TOTAL NEW APPROPRIATIONS	₱	42,835,960,000	₱	37,996,847,000	₱	16,820,826,000	₱	97,653,633,000

Special Provision(s)

1.    Value-Added Tax Collected from Horse Races. In addition to the amounts appropriated herein, Twenty Nine Million Four Hundred Twenty Thousand Pesos (₱29,420,000) shall be used for the following purposes sourced from Value-Added Tax collected on conduct of horse races by the Manila Jockey Club, Inc. (MJCI) and Philippine Racing Club, Inc. (PRCI) in accordance with Section 6 of R.A. No. 6631 and Section 8 of R.A. No. 6632, respectively, and implemented by DOF-DBM J.C. No. 2008-1 dated June 16, 2008:

a)	Twenty-four percent (24%) of the collections from MJCI and PRCI to augment the operating requirements of the Philippine Anti-Tuberculosis Society;

b)	Eight percent (8%) of the collections from MJCI and PRCI to augment the operating requirements of the White Cross, Inc.; and

c)	Twenty-eight percent (28%) of the collections from PRCI to augment the operating requirements of the PCSO.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2.    Hospital and Other Health Facilities Income. In addition to the amounts appropriated herein, all income generated from the operation of specialized hospitals, medical centers, institute for disease prevention and control, including drug abuse treatment and rehabilitation centers and facilities, blood service facilities (blood stations, blood collection units, blood banks), national reference

876	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

laboratories and other hospitals under the DOH shall be deposited in an authorized government depository bank and used to augment the hospitals’ and other health facilities’ MODE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services and the remaining balance shall be used for MODE, including the hiring of health workers on Job-Order basis; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospitals and other health care facilities for the improvement of their facilities, and for the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospitals and other health facilities under the DOH in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The DOH shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year. The Secretary of Health and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the DOH website.

3.    Fees and Charges of the Bureau of Quarantine and International Health Surveillance. In addition to the amounts appropriated herein, Sixty Seven Million Four Hundred Forty Eight Thousand Pesos (₱67,448,000) shall be used for the operational requirements of the Bureau of Quarantine and International Health Surveillance (BQIHS) sourced from at least fifty percent (50%) of the fees and charges collected in accordance with Section 9 of R.A. No. 9271.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

4.    Fees, Fines, Royalties and Other Charges of the Food and Drug Administration. In addition to the amounts appropriated herein, Seven Hundred Thirty One Million One Hundred Eight Thousand Pesos (₱731,108,000) for Maintenance and Other Operating Expenses (MOOE) and Ninety Three Million Two Hundred Twenty Thousand Pesos (₱93,220,000) for Capital Outlay (CO) shall be used in support of its Five-Year Development Plan and in dealing with public health threats and adverse events involving unsafe, unregistered, and counterfeit health products sourced from fees, fines, royalties and other charges collected by the Food and Drug Administration (FDA) in accordance with R.A. No. 9502.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

5.    Quick Response Fund. The amount of Five Hundred Million Pesos (₱500,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for the rehabilitation and repair of health facilities, replacement of medical equipment, as well as provision for emergency medical assistance, including pre-positioning of medical aids, personal hygiene kits, and other goods and allied support items and equipment to immediately address impending impacts of extreme weather events or other natural hazards, in order that the situation and living conditions of people in communities or areas affected by natural or human-induced calamities, epidemics, crises, and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and information initiatives or any other purpose not authorized in this Act.

6.    Health Facilities Enhancement Program. Pursuant to DOH Administrative Order No. 2007-0026, the DOH shall ensure that the Health Facilities Enhancement Program shall be utilized for mother-baby friendly health facilities in compliance with the relevant provisions of R.A. No. 11148 or the “Kalusugan at Nutrisyon ng Mag-Nanay Act”.

In the implementation of infrastructure projects costing more than One Million Pesos (₱l,000,000), the DOH is authorized to deduct not more than one percent (1%) of the project cost to be used for administrative overhead expenses. The DOH shall submit a utilization report of the expenditures under this provision to the DBM and Congress at the end of the year.

7.    Assistance to Indigent Patients. The amount appropriated herein under the Assistance to Indigent Patients shall be used for hospitalization and assistance to indigent and poor patients. In no case shall more than one percent (1%) of said amount be used for administrative expenses, such as, but not limited to, the salaries of personnel of the DOH-Public Assistance Unit, of the DOH-Retained Hospitals, DOH Regional Hospitals or Local Government Unit (LGU) Hospitals that will implement the program.

The DOH Regional Offices through their respective Regional Directors may enter into a Memorandum of Agreement with private hospitals for health and medical services to indigents, which the government hospitals are unable to provide.

Release of subsequent medical assistance by the DOH to LGU hospitals shall be made only when at least fifty percent (50%) of the amount previously transferred has been liquidated in accordance with accounting and auditing rules and regulations.

The DOH shall post on its website the name of recipient government hospitals. The Secretary of Health and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that said information are posted on the DOH website.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, April 15, 2019, Volume I-B, page 962, R.A. No. 11260)

8.    DOH Medical Scholarship Program. The amount appropriated herein for the DOH Medical Scholarship Program shall be used for scholarships to aspiring medical and allied health professionals who will be deployed to far-flung, disadvantaged and underserved areas after passing the board examination. Applicants to the DOH Medical Scholarship Program must pass the required entrance examinations of any DOH-partner medical school and complied with the criteria set forth by the DOH, with priority given to poor and deserving students or those coming from families in Geographically Isolated and Disadvantaged Areas (GIDAs) or Indigenous Peoples (IP) communities or belonging to the low-income bracket as determined by the PSA.

The DOH shall develop a database that will effectively provide periodic monitoring of the Program’s scholars.

APRIL 29, 2019	OFFICIAL GAZETTE	877
DEPARTMENT OF HEALTH

9.    Purchase and Allocation of Drugs, Medicines and Vaccines. The amount of Fifteen Billion Three Hundred Seventy One Million Three Hundred Thirty Thousand Pesos (₱15,371,330,000) appropriated herein shall be used for the procurement of drugs, medicines and vaccines, including medical and dental supplies for distribution to government health care facilities. Of said amount, eighty percent (80%) shall be allocated to provinces where the incidence of diseases are high.

The amount of drugs, medicines and vaccines purchased by PhilHealth card holders in DOH hospitals shall be reimbursed by PhilHealth to the DOH. The amount reimbursed shall then be used exclusively by the DOH for the construction of additional health care facilities, including the purchase and upgrade of hospital equipment. In no case shall said amount be used for the payment of salaries and other allowances.

10.    Advance Payment for Drugs and Vaccines Not Locally Available. The DOB is authorized to deposit or pay in advance the amount necessary for the procurement of drugs and vaccines, not locally available, from the World Health Organization, the United Nations International Children’s Emergency Fund and other specialized agencies of the United Nations, international organizations or international financing institutions.

11.    Green Hospitals. The DOH, in coordination with the Climate Change Commission and the Department of the Interior and Local Government, shall promote the greening of hospitals and health facilities, through improving energy and water efficiency and conservation, sustainable cooling systems, and sustainable healthcare waste management in hospitals.

12.    Deployment of Human Resources for Health. In the deployment of doctors, midwives, nurses and other health-related workers, the DUH shall give priority to the following: (i) localities where there are barangays without health workers; (ii) GIDAs; (iii) IP communities; and (iv) where the absolute number of pour and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

13.    Allocation for Autonomous Region in Muslim Mindanao from Nationally Funded Projects. The DOH shall ensure that the allocation for ARMM shall be released directly to ARMM-DOH, through the Office of the Regional Governor, based on the submission by the DOH of the allocation for ARMM per province, copy furnished said provinces.

The Secretary of Health and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the amounts allocated for ARMM per province are posted on the DOH website.

14.    Reporting and Posting Requirements. The DOH shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

b)	DOH’s website.

The DOH shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

15.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	254,284,000	₱	303,006,000	₱	23,500,000	₱	580,790,000

National Capital Region (NCR)		254,284,000		303,006,000		23,500,000		580,790,000

Central Office		254,284,000		303,006,000		23,500,000		580,790,000

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GENERAL APPROPRIATIONS ACT, FY 2019

Administration of Personnel Benefits	7,716,620,000			7,716,620,000

National Capital Region (NCR)	7,716,620,000			7,716,620,000

Central Office	7,716,620,000			7,716,620,000

Sub-total, General Administration and Support	7,970,904,000	303,006,000	23,500,000	8,297,410,000

Support to Operations
Health Information Technology	7,779,000	287,254,000	579,311,000	874,344,000

National Capital Region (NCR)	7,779,000	287,254,000	579,311,000	874,344,000

Central Office	7,779,000	287,254,000	579,311,000	874,344,000
Operations of Regional Offices	982,485,000	183,501,000		1,165,986,000

National Capital Region (NCR)	41,961,000	22,139,000		64,100,000

Metro Manila Centers for Health Development	41,961,000	22,139,000		64,100,000
Region I - Ilocos	48,448,000	7,754,000		56,202,000

Ilocos Centers for Health Development	48,448,000	7,754,000		56,202,000
Cordillera Administrative Region (CAR)	62,088,000	5,442,000		67,530,000

Cordillera Centers for Health Development	62,088,000	5,442,000		67,530,000
Region II - Cagayan Valley	66,795,000	8,217,000		75,012,000

Cagayan Valley Centers for Health Development	66,795,000	8,217,000		75,012,000
Region III - Central Luzon	83,122,000	22,433,000		105,555,000

Central Luzon Centers for Health Development	83,122,000	22,433,000		105,555,000
Region IVA - CALABARZON	93,008,000	11,482,000		104,490,000

CALABARZON Centers for Health Development	93,008,000	11,482,000		104,490,000
Region IVB - MIMAROPA	53,127,000	10,552,000		63,679,000

MIMAROPA Centers for Health Development	53,127,000	10,552,000		63,679,000
Region V - Bicol	68,711,000	9,762,000		78,473,000

Bicol Centers for Health Development	68,711,000	9,762,000		78,473,000
Region VI - Western Visayas	73,922,000	14,218,000		88,140,000

Western Visayas Centers for Health Development	73,922,000	14,218,000		88,140,000
Region VII - Central Visayas	24,329,000	13,033,000		37,362,000

Central Visayas Centers for Health Development	24,329,000	13,033,000		37,362,000
Region VIII - Eastern Visayas	83,356,000	10,265,000		93,621,000

Eastern Visayas Centers for Health Development	83,356,000	10,265,000		93,621,000

APRIL 29, 2019	OFFICIAL GAZETTE	879
DEPARTMENT OF HEALTH

Region IX - Zamboanga Peninsula	53,827,000	13,092,000		66,919,000

Zamboanga Peninsula Centers for Health Development	53,827,000	13,092,000		66,919,000
Region X - Northern Mindanao	62,436,000	6,114,000		68,550,000

Northern Mindanao Centers for Health Development	62,436,000	6,114,000		68,550,000
Region XI - Davao	63,827,000	14,574,000		78,401,000

Davao Region Centers for Health Development	63,827,000	14,574,000		78,401,000
Region XII - SOCCSKSARGEN	44,850,000	8,929,000		53,779,000

SOCCSKSARGEN Centers for Health Development	44,850,000	8,929,000		53,779,000
Region XIII - CARAGA	58,678,000	5,495,000		64,173,000

CARAGA Centers for Health Development	58,678,000	5,495,000		64,173,000

Sub-total, Support to Operations	990,264,000	470,755,000	579,311,000	2,040,330,000

Operations
Access to promotive and preventive health care services improved	5,974,806,000	22,477,289,000	16,169,319,000	44,621,414,000

HEALTH POLICY AND STANDARDS DEVELOPMENT PROGRAM	100,331,000	124,739,000		225,070,000

International Health Policy Development and Cooperation	24,199,000	21,775,000		45,974,000

National Capital Region (NCR)	24,199,000	21,775,000		45,974,000

Central Office	24,199,000	21,775,000		45,974,000
Health Sector Policy and Plan Development	24,560,000	24,938,000		49,498,000

National Capital Region (NCR)	24,560,000	24,938,000		49,498,000

Central Office	24,560,000	24,938,000		49,498,000
Health Sector Research Development	51,572,000	78,026,000		129,598,000

National Capital Region (NCR)	51,572,000	60,735,000		112,307,000

Central Office	51,572,000	59,446,000		111,018,000
Metro Manila Centers for Health Development		1,289,000		1,289,000
Region I - Ilocos		1,390,000		1,390,000

Ilocos Centers for Health Development		1,390,000		1,390,000
Cordillera Administrative Region (CAR)		1,060,000		1,060,000

Cordillera Centers for Health Development		1,060,000		1,060,000

880	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region II - Cagayan Valley		1,112,000		1,112,000

Cagayan Valley Centers for Health Development		1,112,000		1,112,000
Region III - Central Luzon		1,569,000		1,569,000

Central Luzon Centers for Health Development		1,569,000		1,569,000
Region IVA - CALABARZON		1,537,000		1,537,000

CALABARZON Centers for Health Development		1,537,000		1,537,000
Region IVB - MIMAROPA		971,000		971,000

MIMAROPA Centers for Health Development		971,000		971,000
Region V - Bicol		1,230,000		1,230,000

Bicol Centers for Health Development		1,230,000		1,230,000
Region VI - Western Visayas		665,000		665,000

Western Visayas Centers for Health Development		665,000		665,000
Region VII - Central Visayas		1,361,000		1,361,000

Central Visayas Centers for Health Development		1,361,000		1,361,000
Region VIII - Eastern Visayas		1,448,000		1,448,000

Eastern Visayas Centers for Health Development		1,448,000		1,448,000
Region IX - Zamboanga Peninsula		874,000		874,000

Zamboanga Peninsula Centers for Health Development		874,000		874,000
Region X - Northern Mindanao		1,151,000		1,151,000

Northern Mindanao Centers for Health Development		1,151,000		1,151,000
Region XI - Davao		1,002,000		1,002,000

Davao Region Centers for Health Development		1,002,000		1,002,000
Region XII - SOCCSKSARGEN		855,000		855,000

SOCCSKSARGEN Centers for Health Development		855,000		855,000
Region XIII - CARAGA		1,066,000		1,066,000

CARAGA Centers for Health Development		1,066,000		1,066,000
HEALTH SYSTEMS STRENGTHENING PROGRAM	5,241,596,000	4,788,173,000	15,869,319,000	25,899,088,000

SERVICE DELIVERY SUB-PROGRAM	44,479,000	963,924,000	15,869,319,000	16,877,722,000

Health Facility Policy and Plan Development	33,965,000	157,089,000		191,054,000

APRIL 29, 2019	OFFICIAL GAZETTE	881
DEPARTMENT OF HEALTH

National Capital Region (NCR)	33,965,000	157,089,000		191,054,000

Central Office	33,965,000	157,089,000		191,054,000
Health Facilities Enhancement Program		50,000,000	15,869,319,000	15,919,319,000

National Capital Region (NCR)		50,000,000	15,869,319,000	15,919,319,000

Central Office		50,000,000	15,869,319,000	15,919,319,000
Local Health Systems Development and Assistance	10,514,000	256,063,000		266,577,000

National Capital Region (NCR)	10,514,000	58,878,000		69,392,000

Central Office	10,514,000	30,992,000		41,506,000
Metro Manila Centers for Health Development		27,886,000		27,886,000
Region I - Ilocos		10,581,000		10,581,000

Ilocos Centers for Health Development		10,581,000		10,581,000
Cordillera Administrative Region (CAR)		14,165,000		14,165,000

Cordillera Centers for Health Development		14,165,000		14,165,000
Region II - Cagayan Valley		12,111,000		12,111,000

Cagayan Valley Centers for Health Development		12,111,000		12,111,000
Region III - Central Luzon		16,434,000		16,434,000

Central Luzon Centers for Health Development		16,434,000		16,434,000
Region IVA - CALABARZON		11,947,000		11,947,000

CALABARZON Centers for Health Development		11,947,000		11,947,000
Region IVB - MIMAROPA		12,350,000		12,350,000

MIMAROPA Centers for Health Development		12,350,000		12,350,000
Region V - Bicol		14,064,000		14,064,000

Bicol Centers for Health Development		14,064,000		14,064,000
Region VI - Western Visayas		15,223,000		15,223,000

Western Visayas Centers for Health Development		15,223,000		15,223,000
Region VII - Central Visayas		13,388,000		13,388,000

Central Visayas Centers for Health Development		13,388,000		13,388,000
Region VIII - Eastern Visayas		15,302,000		15,302,000

Eastern Visayas Centers for Health Development		15,302,000		15,302,000

882	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IX - Zamboanga Peninsula		10,667,000	10,667,000

Zamboanga Peninsula Centers for Health Development		10,667,000	10,667,000
Region X - Northern Mindanao		13,555,000	13,555,000

Northern Mindanao Centers for Health Development		13,555,000	13,555,000
Region XI - Davao		12,409,000	12,409,000

Davao Region Centers for Health Development		12,409,000	12,409,000
Region XII - SOCCSKSARGEN		12,319,000	12,319,000

SOCCSKSARGEN Centers for Health Development		12,319,000	12,319,000
Region XIII - CARAGA		12,670,000	12,670,000

CARAGA Centers for Health Development		12,670,000	12,670,000
Pharmaceutical Management		500,772,000	500,772,000

National Capital Region (NCR)		500,772,000	500,772,000

Central Office		500,772,000	500,772,000
HEALTH HUMAN RESOURCE SUB-PROGRAM	5,169,283,000	3,559,883,000	8,729,166,000

Human Resources for Health (HRH) Deployment	5,138,237,000	3,432,068,000	8,570,305,000

National Capital Region (NCR)	5,138,237,000	3,432,068,000	8,570,305,000

Central Office	5,138,237,000	3,432,068,000	8,570,305,000
Human Resources for Health (HRH) and Institutional Capacity Management	31,046,000	127,815,000	158,861,000

National Capital Region (NCR)	31,046,000	81,388,000	112,434,000

Central Office	31,046,000	77,191,000	108,237,000
Metro Manila Centers for Health Development		4,197,000	4,197,000
Region I - Ilocos		3,074,000	3,074,000

Ilocos Centers for Health Development		3,074,000	3,074,000
Cordillera Administrative Region (CAR)		2,101,000	2,101,000

Cordillera Centers for Health Development		2,101,000	2,101,000
Region II - Cagayan Valley		2,182,000	2,182,000

Cagayan Valley Centers for Health Development		2,182,000	2,182,000
Region III - Central Luzon		3,608,000	3,608,000

Central Luzon Centers for Health Development		3,608,000	3,608,000

APRIL 29, 2019	OFFICIAL GAZETTE	883
DEPARTMENT OF HEALTH

Region IVA - CALABARZON		3,197,000	3,197,000

CALABARZON Centers for Health Development		3,197,000	3,197,000
Region IVB - MIMAROPA		3,168,000	3,168,000

MIMAROPA Centers for Health Development		3,168,000	3,168,000
Region V - Bicol		3,425,000	3,425,000

Bicol Centers for Health Development		3,425,000	3,425,000
Region VI - Western Visayas		4,385,000	4,385,000

Western Visayas Centers for Health Development		4,385,000	4,385,000
Region VII - Central Visayas		3,167,000	3,167,000

Central Visayas Centers for Health Development		3,167,000	3,167,000
Region VIII - Eastern Visayas		3,039,000	3,039,000

Eastern Visayas Centers for Health Development		3,039,000	3,039,000
Region IX - Zamboanga Peninsula		3,156,000	3,156,000

Zamboanga Peninsula Centers for Health Development		3,156,000	3,156,000
Region X - Northern Mindanao		3,375,000	3,375,000

Northern Mindanao Centers for Health Development		3,375,000	3,375,000
Region XI - Davao		2,975,000	2,975,000

Davao Region Centers for Health Development		2,975,000	2,975,000
Region XII - SOCCSKSARGEN		3,062,000	3,062,000

SOCCSKSARGEN Centers for Health Development		3,062,000	3,062,000
Region XIII - CARAGA		2,513,000	2,513,000

CARAGA Centers for Health Development		2,513,000	2,513,000
HEALTH PROMOTION SUB-PROGRAM	27,834,000	264,366,000	292,200,000

Health Promotion	27,834,000	264,366,000	292,200,000

National Capital Region (NCR)	27,834,000	158,523,000	186,357,000

Central Office	27,834,000	148,954,000	176,788,000
Metro Manila Centers for Health Development		9,569,000	9,569,000
Region I - Ilocos		7,011,000	7,011,000

Ilocos Centers for Health Development		7,011,000	7,011,000

884	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Cordillera Administrative Region (CAR)	4,790,000	4,790,000

Cordillera Centers for Health Development	4,790,000	4,790,000
Region II - Cagayan Valley	4,975,000	4,975,000

Cagayan Valley Centers for Health Development	4,975,000	4,975,000
Region III - Central Luzon	8,225,000	8,225,000

Central Luzon Centers for Health Development	8,225,000	8,225,000
Region IVA - CALABARZON	7,288,000	7,288,000

CALABARZON Centers for Health Development	7,288,000	7,288,000
Region IVB - MIMAROPA	7,223,000	7,223,000

MIMAROPA Centers for Health Development	7,223,000	7,223,000
Region V - Bicol	7,808,000	7,808,000

Bicol Centers for Health Development	7,808,000	7,808,000
Region VI - Western Visayas	9,996,000	9,996,000

Western Visayas Centers for Health Development	9,996,000	9,996,000
Region VII - Central Visayas	7,221,000	7,221,000

Central Visayas Centers for Health Development	7,221,000	7,221,000
Region VIII - Eastern Visayas	6,927,000	6,927,000

Eastern Visayas Centers for Health Development	6,927,000	6,927,000
Region IX - Zamboanga Peninsula	7,194,000	7,194,000

Zamboanga Peninsula Centers for Health Development	7,194,000	7,194,000
Region X - Northern Mindanao	7,694,000	7,694,000

Northern Mindanao Centers for Health Development	7,694,000	7,694,000
Region XI - Davao	6,783,000	6,783,000

Davao Region Centers for Health Development	6,783,000	6,783,000
Region XII - SOCCSKSARGEN	6,978,000	6,978,000

SOCCSKSARGEN Centers for Health Development	6,978,000	6,978,000
Region XIII - CARAGA	5,730,000	5,730,000

CARAGA Centers for Health Development	5,730,000	5,730,000

APRIL 29, 2019	OFFICIAL GAZETTE	885
DEPARTMENT OF HEALTH

PUBLIC HEALTH PROGRAM	609,521,000	16,854,023,000	17,463,544,000

PUBLIC HEALTH MANAGEMENT SUB-PROGRAM	609,521,000	3,436,615,000	4,046,136,000

Public Health Management	604,897,000	3,432,902,000	4,037,799,000

National Capital Region (NCR)	52,152,000	1,289,483,000	1,341,635,000

Central Office	39,000	1,116,881,000	1,116,920,000
Metro Manila Centers for Health Development	52,113,000	172,602,000	224,715,000
Region I - Ilocos	55,921,000	133,246,000	189,167,000

Ilocos Centers for Health Development	55,921,000	133,246,000	189,167,000
Cordillera Administrative Region (CAR)	26,232,000	85,080,000	111,312,000

Cordillera Centers for Health Development	26,232,000	85,080,000	111,312,000
Region II - Cagayan Valley	28,492,000	94,396,000	122,888,000

Cagayan Valley Centers for Health Development	28,492,000	94,396,000	122,888,000
Region III - Central Luzon	36,023,000	178,365,000	214,388,000

Central Luzon Centers for Health Development	36,023,000	178,365,000	214,388,000
Region IVA - CALABARZON	35,736,000	177,854,000	213,590,000

CALABARZON Centers for Health Development	35,736,000	177,854,000	213,590,000
Region IVD - MIMAROPA	33,951,000	141,282,000	175,233,000

MIMAROPA Centers for Health Development	33,951,000	141,282,000	175,233,000
Region V - Bicol	29,894,000	150,888,000	180,782,000

Bicol Centers for Health Development	29,894,000	150,888,000	180,782,000
Region VI - Western Visayas	35,267,000	186,530,000	221,797,000

Western Visayas Centers for Health Development	35,267,000	186,530,000	221,797,000
Region VII - Central Visayas	86,353,000	149,487,000	235,840,000

Central Visayas Centers for Health Development	86,353,000	149,487,000	235,840,000
Region VIII - Eastern Visayas	30,296,000	143,230,000	173,526,000

Eastern Visayas Centers for Health Development	30,296,000	143,230,000	173,526,000
Region IX - Zamboanga Peninsula	29,861,000	136,495,000	166,356,000

Zamboanga Peninsula Centers for Health Development	29,861,000	136,495,000	166,356,000
Region X - Northern Mindanao	29,137,000	153,545,000	182,682,000

Northern Mindanao Centers for Health Development	29,137,000	153,545,000	182,682,000

886	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region XI - Davao	35,457,000	145,760,000	181,217,000

Davao Region Centers for Health Development	35,457,000	145,760,000	181,217,000
Region XII - SOCCSKSARGEN	35,329,000	140,512,000	175,841,000

SOCCSKSARGEN Centers for Health Development	35,329,000	140,512,000	175,841,000
Region XIII - CARAGA	24,796,000	126,749,000	151,545,000

CARAGA Centers for Health Development	24,796,000	126,749,000	151,545,000
Operation of PNAC Secretariat	4,624,000	3,713,000	8,337,000

National Capital Region (NCR)	4,624,000	3,713,000	8,337,000

Central Office	4,624,000	3,713,000	8,337,000
ENVIRONMENTAL AND OCCUPATIONAL HEALTH SUB-PROGRAM		31,026,000	31,026,000

Environmental and Occupational Health		31,026,000	31,026,000

National Capital Region (NCR)		31,026,000	31,026,000

Central Office		31,026,000	31,026,000
NATIONAL IMMUNIZATION SUB-PROGRAM		7,548,889,000	7,548,889,000

National Immunization		7,548,889,000	7,548,889,000

National Capital Region (NCR)		7,548,889,000	7,548,889,000

Central Office		7,548,889,000	7,548,889,000
FAMILY HEALTH SUB-PROGRAM		2,472,022,000	2,472,022,000

Family Health, Nutrition and Responsible Parenting		2,472,022,000	2,472,022,000

National Capital Region (NCR)		2,472,022,000	2,472,022,000

Central Office		2,472,022,000	2,472,022,000
ELIMINATION OF INFECTIOUS DISEASES SUB-PROGRAM		1,127,725,000	1,127,725,000

Elimination of Diseases such as Malaria, Schistosomiasis, Leprosy and Filariasis		219,365,000	219,365,000

National Capital Region (NCR)		219,365,000	219,365,000

Central Office		219,365,000	219,365,000
Rabies Control		908,360,000	908,360,000

National Capital Region (NCR)		908,360,000	908,360,000

Central Office		908,360,000	908,360,000

APRIL 29, 2019	OFFICIAL GAZETTE	887
DEPARTMENT OF HEALTH

PREVENTION AND CONTROL OF INFECTIOUS DISEASES SUB-PROGRAM		1,632,033,000	1,632,033,000

Prevention and Control of Other Infectious Diseases		738,347,000	738,347,000

National Capital Region (NCR)		738,347,000	738,347,000

Central Office		738,347,000	738,347,000
TB Control		880,129,000	880,129,000

National Capital Region (NCR)		880,129,000	880,129,000

Central Office		880,129,000	880,129,000
Assistance to Philippine Tuberculosis Society (PTS)		13,557,000	13,557,000

National Capital Region (NCR)		13,557,000	13,557,000

Central Office		13,557,000	13,557,000
NON-COMMUNICABLE DISEASES SUB-PROGRAM		605,713,000	605,713,000

Prevention and Control of Non-Communicable Diseases		605,713,000	605,713,000

National Capital Region (NCR)		605,713,000	605,713,000

Central Office		605,713,000	605,713,000
EPIDEMIOLOGY AND SURVEILLANCE PROGRAM	15,678,000	247,319,000	262,997,000

Epidemiology and Surveillance	15,678,000	247,319,000	262,997,000

National Capital Region (NCR)	15,678,000	115,816,000	131,494,000

Central Office	15,678,000	83,010,000	98,688,000
Metro Manila Centers for Health Development		32,806,000	32,806,000
Region 1 - llocos		6,896,000	6,896,000

Ilocos Centers for Health Development		6,896,000	6,896,000
Cordillera Administrative Region (CAR)		6,696,000	6,696,000

Cordillera Centers for Health Development		6,696,000	6,696,000
Region II - Cagayan Valley		4,864,000	4,864,000

Cagayan Valley Centers for Health Development		4,864,000	4,864,000
Region III - Central Luzon		20,608,000	20,608,000

Central Luzon Centers for Health Development		20,608,000	20,608,000

888	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IVA - CALABARZON		27,425,000		27,425,000

CALABARZON Centers for Health Development		27,425,000		27,425,000
Region IVB - MIMAROPA		4,864,000		4,864,000

MIMAROPA Centers for Health Development		4,864,000		4,864,000
Region V - Bicol		6,696,000		6,696,000

Bicol Centers for Health Development		6,696,000		6,696,000
Region VI - Western Visayas		7,496,000		7,496,000

Western Visayas Centers for Health Development		7,496,000		7,496,000
Region VII - Central Visayas		11,478,000		11,478,000

Central Visayas Centers for Health Development		11,478,000		11,478,000
Region VIII - Eastern Visayas		4,664,000		4,664,000

Eastern Visayas Centers for Health Development		4,664,000		4,664,000
Region IX - Zamboanga Peninsula		6,696,000		6,696,000

Zamboanga Peninsula Centers for Health Development		6,696,000		6,696,000
Region X - Northern Mindanao		6,696,000		6,696,000

Northern Mindanao Centers for Health Development		6,696,000		6,696,000
Region XI - Davao		6,696,000		6,696,000

Davao Region Centers for Health Development		6,696,000		6,696,000
Region XII - SOCCSKSARGEN		4,864,000		4,864,000

SOCCSKSARGEN Centers for Health Development		4,864,000		4,864,000
Region XIII - CARAGA		4,864,000		4,864,000

CARAGA Centers for Health Development		4,864,000		4,864,000
HEALTH EMERGENCY MANAGEMENT PROGRAM	7,680,000	463,035,000	300,000,000	770,715,000

Health Emergency Preparedness and Response	7,680,000	263,035,000		270,715,000

National Capital Region (NCR)	7,680,000	170,326,000		178,006,000

Central Office	7,680,000	161,946,000		169,626,000
Metro Manila Centers for Health Development		8,380,000		8,380,000
Region I - Ilocos		6,141,000		6,141,000

Ilocos Centers for Health Development		6,141,000		6,141,000

APRIL 29, 2019	OFFICIAL GAZETTE	889
DEPARTMENT OF HEALTH

Cordillera Administrative Region (CAR)	4,195,000	4,195,000

Cordillera Centers for Health Development	4,195,000	4,195,000
Region II - Cagayan Valley	4,358,000	4,358,000

Cagayan Valley Centers for Health Development	4,358,000	4,358,000
Region III - Central Luzon	7,204,000	7,204,000

Central Luzon Centers for Health Development	7,204,000	7,204,000
Region IVA - CALABARZON	6,384,000	6,384,000

CALABARZON Centers for Health Development	6,384,000	6,384,000
Region IVB - MIMAROPA	6,326,000	6,326,000

MIMAROPA Centers for Health Development	6,326,000	6,326,000
Region V - Bicol	6,839,000	6,839,000

Bicol Centers for Health Development	6,839,000	6,839,000
Region VI - Western Visayas	8,756,000	8,756,000

Western Visayas Centers for Health Development	8,756,000	8,756,000
Region VII - Central Visayas	6,325,000	6,325,000

Central Visayas Centers for Health Development	6,325,000	6,325,000
Region VIII - Eastern Visayas	6,067,000	6,067,000

Eastern Visayas Centers for Health Development	6,067,000	6,067,000
Region IX - Zamboanga Peninsula	6,301,000	6,301,000

Zamboanga Peninsula Centers for Health Development	6,301,000	6,301,000
Region X - Northern Mindanao	6,739,000	6,739,000

Northern Mindanao Centers for Health Development	6,739,000	6,739,000
Region XI - Davao	5,941,000	5,941,000

Davao Region Centers for Health Development	5,941,000	5,941,000
Region XII - SOCCSKSARGEN	6,114,000	6,114,000

SOCCSKSARGEN Centers for Health Development	6,114,000	6,114,000
Region XIII - CARAGA	5,019,000	5,019,000

CARAGA Centers for Health Development	5,019,000	5,019,000

890	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Quick Response Fund		200,000,000	300,000,000	500,000,000

National Capital Region (NCR)		200,000,000	300,000,000	500,000,000

Central Office		200,000,000	300,000,000	500,000,000
Access to curative and rehabilitative health care services improved	27,198,265,000	5,249,124,000	48,696,000	32,496,085,000

HEALTH FACILITIES OPERATION PROGRAM	27,198,265,000	5,249,124,000	48,696,000	32,496,085,000

CURATIVE HEALTH CARE SUB-PROGRAM	26,625,189,000	4,595,582,000	40,000,000	31,260,771,000

Operations of Blood Centers and National Voluntary Blood Services Program	6,923,000	522,993,000		529,916,000

National Capital Region (NCR)	6,923,000	488,246,000		495,169,000

Central Office	6,923,000	488,246,000		495,169,000
Region I - Ilocos		3,127,000		3,127,000

Ilocos Centers for Health Development		3,127,000		3,127,000
Region II - Cagayan Valley		3,127,000		3,127,000

Cagayan Valley Centers for Health Development		3,127,000		3,127,000
Region III - Central Luzon		3,127,000		3,127,000

Central Luzon Centers for Health Development		3,127,000		3,127,000
Region V - Bicol		5,000,000		5,000,000

Bicol Centers for Health Development		5,000,000		5,000,000
Region VII - Central Visayas		6,583,000		6,583,000

Central Visayas Centers for Health Development		6,583,000		6,583,000
Region VIII - Eastern Visayas		1,800,000		1,800,000

Eastern Visayas Centers for Health Development		1,800,000		1,800,000
Region IX - Zamboanga Peninsula		1,800,000		1,800,000

Zamboanga Peninsula Centers for Health Development		1,800,000		1,800,000
Region X - Northern Mindanao		1,800,000		1,800,000

Northern Mindanao Centers for Health Development		1,800,000		1,800,000
Region XI - Davao		6,583,000		6,583,000

Davao Region Centers for Health Development		6,583,000		6,583,000
Region XII - SOCCSKSARGEN		1,800,000		1,800,000

SOCCSKSARGEN Centers for Health Development		1,800,000		1,800,000

APRIL 29, 2019	OFFICIAL GAZETTE	891
DEPARTMENT OF HEALTH

Operations of DOH Hospitals in Metro Manila (MM)	7,308,767,000	1,253,761,000	20,000,000	8,582,528,000

National Capital Region (NCR)	7,308,767,000	1,253,761,000	20,000,000	8,582,528,000

‘Amang’ Rodriguez Medical Center	440,910,000	39,949,000	20,000,000	500,859,000
East Avenue Medical Center	955,975,000	163,671,000		1,119,646,000
Jose Fabella Memorial Hospital	695,191,000	80,027,000		775,218,000
Jose R. Reyes Memorial Medical Center	823,083,000	108,728,000		931,811,000
National Center for Mental Health	779,515,000	225,442,000		1,004,957,000
National Children’s Hospital	376,407,000	61,360,000		437,767,000
Philippine Orthopedic Center	623,173,000	114,502,000		737,675,000
Quirino Memorial Medical Center	693,647,000	71,548,000		765,195,000
Research Institute for Tropical Medicines	385,948,000	99,474,000		485,422,000
Rizal Medical Center	665,014,000	70,926,000		735,940,000
San Lazaro Hospital	533,859,000	169,858,000		703,717,000
Tondo Medical Center	336,045,000	48,276,000		384,321,000
Operations of DOH Regional Hospitals and Other Health Facilities	19,309,499,000	2,511,611,000	20,000,000	21,841,110,000

National Capital Region (NCR)	1,125,801,000	211,022,000	20,000,000	1,356,823,000

Dr. Jose M. Rodriguez Memorial Hospital	463,312,000	62,758,000		526,070,000
Las Piñas General Hospital and Satellite Trauma Center	274,281,000	75,897,000		350,178,000
San Lorenzo Ruiz Women’s Hospital	52,316,000	48,199,000	20,000,000	120,515,000
Valenzuela Medical Center	335,892,000	24,168,000		360,060,000
Region I - Ilocos	1,709,990,000	118,587,000		1,828,577,000

Ilocos Training and Regional Medical Center	546,255,000	31,215,000		577,470,000
Mariano Marcos Memorial Hospital and Medical Center	350,013,000	36,640,000		386,653,000
Region I Medical Center	813,722,000	50,732,000		864,454,000
Cordillera Administrative Region (CAR)	1,205,752,000	145,729,000		1,351,481,000

Baguio General Hospital and Medical Center	857,769,000	109,193,000		966,962,000
Conner District Hospital	54,287,000	5,570,000		59,857,000
Far North Luzon General Hospital and Training Center	136,845,000	11,474,000		148,319,000

892	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Luis Hora Memorial Regional Hospital	156,851,000	19,492,000	176,343,000
Region II - Cagayan Valley	1,331,135,000	121,790,000	1,452,925,000

Batanes General Hospital	76,888,000	10,722,000	87,610,000
Cagayan Valley Medical Center	662,074,000	70,938,000	733,012,000
Southern Isabela General Hospital	245,740,000	7,681,000	253,421,000
Veterans Regional Hospital	346,433,000	32,449,000	378,882,000
Region III - Central Luzon	2,018,535,000	190,577,000	2,209,112,000

Bataan General Hospital	429,343,000	19,851,000	449,194,000
Dr. Paulina J. Garcia Memorial Research and Medical Center	696,258,000	75,431,000	771,689,000
Jose B. Lingad Memorial General Hospital	667,696,000	47,640,000	715,336,000
Mariveles Mental Hospital	153,239,000	43,670,000	196,909,000
Talavera Extension Hospital	71,999,000	3,985,000	75,984,000
Region IVA - CALABARZON	775,489,000	53,572,000	829,061,000

Batangas Medical Center	775,489,000	53,572,000	829,061,000
Region IVB - MIMAROPA	310,766,000	40,538,000	351,304,000

Culion Sanitarium and General Hospital	124,071,000	17,980,000	142,051,000
Ospital ng Palawan	186,695,000	22,558,000	209,253,000
Region V - Bicol	1,085,333,000	269,562,000	1,354,895,000

Bicol Medical Center	647,010,000	94,281,000	741,291,000
Bicol Regional Training & Teaching Hospital	365,782,000	51,068,000	416,850,000
Bicol Region General Hospital and Geriatric Medical Center (formerly Bicol Sanitarium)	72,541,000	124,213,000	196,754,000
Region VI - Western Visayas	1,422,736,000	166,143,000	1,588,879,000

Corazon Locsin-Montelibano Memorial Regional Hospital	674,171,000	53,723,000	727,894,000
Don Jose S. Monfort Medical Center Extension Hospital	52,747,000	13,189,000	65,936,000
Western Visayas Medical Center	612,723,000	83,880,000	696,603,000
Western Visayas Sanitarium	83,095,000	15,351,000	98,446,000
Region VII - Central Visayas	1,581,116,000	359,977,000	1,941,093,000

Don Emilio del Valle Memorial Hospital	60,593,000	9,514,000	70,107,000
Eversley Childs Sanitarium	61,797,000	19,029,000	80,826,000

APRIL 29, 2019	OFFICIAL GAZETTE	893
DEPARTMENT OF HEALTH

Governor Celestino Gallares Memorial Hospital	331,377,000	126,181,000	457,558,000
St. Anthony Mother and Child Hospital	56,494,000	9,514,000	66,008,000
Talisay District Hospital	148,476,000	5,077,000	153,553,000
Vicente Sotto, Sr. Memorial Medical Center	922,379,000	190,662,000	1,113,041,000
Region VIII - Eastern Visayas	684,257,000	65,085,000	749,342,000

Eastern Visayas Regional Medical Center	623,409,000	57,275,000	680,684,000
Schistosomiasis Hospital	60,848,000	7,810,000	68,658,000
Region IX - Zamboanga Peninsula	1,261,351,000	164,291,000	1,425,642,000

Basilan General Hospital	41,635,000	14,377,000	56,012,000
Dr. Jose Rizal Memorial Hospital	138,727,000	32,349,000	171,076,000
Labuan Public Hospital	45,114,000	3,995,000	49,109,000
Margosatubig Regional Hospital	241,643,000	27,306,000	268,949,000
Mindanao Central Sanitarium	68,210,000	17,972,000	86,182,000
Sulu Sanitarium	47,700,000	7,188,000	54,888,000
Zamboanga City Medical Center	678,322,000	61,104,000	739,426,000
Region X - Northern Mindanao	1,419,134,000	153,990,000	1,573,124,000

Amai Pakpak Medical Center	358,341,000	27,375,000	385,716,000
Mayor Hilarion Ramiro, Sr. Regional Training and Teaching Hospital	213,701,000	30,798,000	244,499,000
Northern Mindanao Medical Center	847,092,000	95,817,000	942,909,000
Region XI - Davao	2,423,492,000	331,262,000	2,754,754,000

Davao Regional Medical Center	664,606,000	174,164,000	838,770,000
Southern Philippines Medical Center	1,758,886,000	157,098,000	1,915,984,000
Region XII - SOCCSKSARGEN	519,071,000	57,076,000	576,147,000

Cotabato Regional and Medical Center	466,669,000	47,563,000	514,232,000
Cotabato Sanitarium	52,402,000	9,513,000	61,915,000
Region XIII - CARAGA	435,541,000	62,410,000	497,951,000

Adela Serra Ty Memorial Medical Center	234,914,000	18,530,000	253,444,000
Caraga Regional Hospital	200,627,000	43,880,000	244,507,000
Operations of National Reference Laboratories		307,217,000	307,217,000

894	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

National Capital Region (NCR)		307,217,000		307,217,000

Central Office		18,042,000		18,042,000
East Avenue Medical Center		56,744,000		56,744,000
Research Institute for Tropical Medicines		197,990,000		197,990,000
San Lazaro Hospital		34,441,000		34,441,000
REHABILITATIVE HEALTH CARE SUB-PROGRAM	573,076,000	653,542,000	8,696,000	1,235,314,000

Operation of Dangerous Drug Abuse Treatment and Rehabilitation Centers	573,076,000	653,542,000	8,696,000	1,235,314,000

National Capital Region (NCR)	113,235,000	290,037,000		403,272,000

Central Office		180,508,000		180,508,000
Bicutan Rehabilitation Center	84,235,000	85,529,000		169,764,000
Las Piñas Drug Abuse Treatment and Rehabilitation Center	29,000,000	24,000,000		53,000,000
Region I - Ilocos	63,167,000	39,184,000		102,351,000

Dagupan Rehabilitation Center	63,167,000	27,184,000		90,351,000
San Fernando, La Union Treatment and Rehabilitation Center		12,000,000		12,000,000
Region II - Cagayan Valley	36,980,000	23,570,000		60,550,000

Isabela Rehabilitation Center	36,980,000	23,570,000		60,550,000
Region III - Central Luzon	48,978,000	16,822,000		65,800,000

Bataan Rehabilitation Center	48,978,000	16,822,000		65,800,000
Region IVA - CALABARZON	56,388,000	28,114,000		84,502,000

Tagaytay Rehabilitation Center	56,388,000	28,114,000		84,502,000
Region V - Bicol	59,672,000	45,802,000		105,474,000

Camarines Sur Rehabilitation Center	30,463,000	19,302,000		49,765,000
Malinao, Albay Rehabilitation Center	29,209,000	26,500,000		55,709,000
Region VI - Western Visayas	29,022,000	23,617,000		52,639,000

Pototan, Iloilo Rehabilitation Center	29,022,000	23,617,000		52,639,000
Region VII - Central Visayas	52,438,000	47,837,000		100,275,000

Argao, Cebu Rehabilitation Center	35,034,000	27,418,000		62,452,000
Cebu City Rehabilitation Center	17,404,000	20,419,000		37,823,000

APRIL 29, 2019	OFFICIAL GAZETTE	895
DEPARTMENT OF HEALTH

Region VIII - Eastern Visayas	35,115,000	24,545,000		59,660,000

Dulag, Leyte Rehabilitation Center	35,115,000	24,545,000		59,660,000
Region IX - Zamboanga Peninsula		7,192,000		7,192,000

Zamboanga City Treatment and Rehabilitation Center		7,192,000		7,192,000
Region X - Northern Mindanao	38,076,000	51,548,000	8,696,000	98,320,000

Cagayan de Oro Rehabilitation Center	38,076,000	22,244,000		60,320,000
Malaybalay, Bukidnon Treatment and Rehabilitation Center		29,304,000	8,696,000	38,000,000
Region XI - Davao		12,000,000		12,000,000

Malagos, Davao Treatment and Rehabilitation Center		12,000,000		12,000,000
Region XII - SOCCSKSARGEN		12,000,000		12,000,000

Alabel, Sarangani Treatment and Rehabilitation Center		12,000,000		12,000,000
Region XIII - CARAGA	40,005,000	31,274,000		71,279,000

Caraga Rehabilitation Center	40,005,000	19,274,000		59,279,000
San Francisco, Agusan Del Sur Treatment and Rehabilitation Center		12,000,000		12,000,000
Access to safe and quality health commodities, devices and facilities ensured	701,721,000	114,863,000		816,584,000

HEALTH REGULATORY PROGRAM	701,721,000	114,863,000		816,584,000

HEALTH FACILITIES AND SERVICES REGULATION SUB-PROGRAM	230,095,000	114,863,000		344,958,000

Regulation of Health Facilities and Services	52,799,000	29,891,000		82,690,000

National Capital Region (NCR)	52,799,000	29,891,000		82,690,000

Central Office	52,799,000	29,891,000		82,690,000
Regulation of Regional Health Facilities and Services	177,296,000	84,972,000		262,268,000

National Capital Region (NCR)	10,953,000	5,159,000		16,112,000

Metro Manila Centers for Health Development	10,953,000	5,159,000		16,112,000
Region I - Ilocos	12,764,000	7,172,000		19,936,000

Ilocos Centers for Health Development	12,764,000	7,172,000		19,936,000
Cordillera Administrative Region (CAR)	10,149,000	3,718,000		13,867,000

Cordillera Centers for Health Development	10,149,000	3,718,000		13,867,000

896	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region II - Cagayan Valley	10,531,000	5,696,000	16,227,000

Cagayan Valley Centers for Health Development	10,531,000	5,696,000	16,227,000
Region III - Central Luzon	12,225,000	7,498,000	19,723,000

Central Luzon Centers for Health Development	12,225,000	7,498,000	19,723,000
Region IVA - CALABARZON	12,158,000	4,883,000	17,041,000

CALABARZON Centers for Health Development	12,158,000	4,883,000	17,041,000
Region IVB - MIMAROPA	12,390,000	4,326,000	16,716,000

MIMAROPA Centers for Health Development	12,390,000	4,326,000	16,716,000
Region V - Bicol	10,935,000	5,173,000	16,108,000

Bicol Centers for Health Development	10,935,000	5,173,000	16,108,000
Region VI - Western Visayas	11,272,000	4,927,000	16,199,000

Western Visayas Centers for Health Development	11,272,000	4,927,000	16,199,000
Region VII - Central Visayas	11,911,000	3,901,000	15,812,000

Central Visayas Centers for Health Development	11,911,000	3,901,000	15,812,000
Region VIII - Eastern Visayas	10,719,000	3,361,000	14,080,000

Eastern Visayas Centers for Health Development	10,719,000	3,361,000	14,080,000
Region IX - Zamboanga Peninsula	10,173,000	4,597,000	14,770,000

Zamboanga Peninsula Centers for Health Development	10,173,000	4,597,000	14,770,000
Region X - Northern Mindanao	8,946,000	7,593,000	16,539,000

Northern Mindanao Centers for Health Development	8,946,000	7,593,000	16,539,000
Region XI - Davao	11,490,000	5,978,000	17,468,000

Davao Region Centers for Health Development	11,490,000	5,978,000	17,468,000
Region XII - SOCCSKSARGEN	10,936,000	4,630,000	15,566,000

SOCCSKSARGEN Centers for Health Development	10,936,000	4,630,000	15,566,000
Region XIII - CARAGA	9,744,000	6,360,000	16,104,000

CARAGA Centers for Health Development	9,744,000	6,360,000	16,104,000
CONSUMER HEALTH AND WELFARE SUB-PROGRAM	319,045,000		319,045,000

Regulation of Health Establishments and Products	319,045,000		319,045,000

National Capital Region (NCR)	319,045,000		319,045,000

Food and Drug Administration	319,045,000		319,045,000

APRIL 29, 2019	OFFICIAL GAZETTE	897
DEPARTMENT OF HEALTH

ROUTINE QUARANTINE SERVICES SUB-PROGRAM		152,581,000						152,581,000

Provision of Quarantine Services and International Health Surveillance		152,581,000						152,581,000

National Capital Region (NCR)		152,581,000						152,581,000

Bureau of Quarantine		152,581,000						152,581,000
Access to social health protection assured				9,381,810,000				9,381,810,000

SOCIAL HEALTH PROTECTION PROGRAM				9,381,810,000				9,381,810,000

Project(s)
Locally-Funded Project(s)				9,381,810,000				9,381,810,000

Assistance to Indigent Patients either Confined or (Out-Patient in Government Hospitals/Specialty Hospitals/LGU Hospitals/Philippine General Hospital/West Visayas State University Hospital				9,381,810,000				9,381,810,000

National Capital Region (NCR)				9,381,810,000				9,381,810,000

Central Office				9,381,810,000				9,381,810,000

Sub-total, Operations		33,874,792,000		37,223,086,000		16,218,015,000		87,315,893,000

TOTAL NEW APPROPRIATIONS	₱	42,835,960,000	₱	37,996,847,000	₱	16,820,826,000	₱	97,653,633,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	21,054,396

Total Permanent Positions	21,054,396

Other Compensation Common to All
Personnel Economic Relief Allowance	1,293,864
Representation Allowance	31,081
Transportation Allowance	28,921
Clothing and Uniform Allowance	329,922
Honoraria	4,462
Mid-Year Bonus - Civilian	1,754,534
Year End Bonus	1,754,534
Cash Gift	274,935

898	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Productivity Enhancement Incentive	274,935
Step Increment	52,636

Total Other Compensation Common to All	5,799,824

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	4,539,229
Night Shift Differential Pay	90,652
Lump-sum for filling of Positions - Civilian	4,472,862

Total Other Compensation for Specific Groups	9,102,743

Other Benefits
PAG-IBIG Contributions	65,980
PhilHealth Contributions	237,917
Employees Compensation Insurance Premiums	65,980
Retirement Gratuity	265,035
Terminal Leave	1,076,848

Total Other Benefits	1,711,760

Non-Permanent Positions	5,167,237

Total Personnel Services	42,835,960

Maintenance and Other Operating Expenses
Travelling Expenses	475,525
Training and Scholarship Expenses	2,154,400
Supplies and Materials Expenses	17,518,411
Utility Expenses	659,635
Communication Expenses	211,058
Awards/Rewards and Prizes	3,942
Survey, Research, Exploration and Development Expenses	20,050
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	8,612
Professional Services	4,548,234
General Services	509,236
Repairs and Maintenance	190,491
Financial Assistance/Subsidy	10,130,935
Taxes, Insurance Premiums and Other fees	181,031
Labor and Wages	31,399
Other Maintenance and Operating Expenses
Advertising Expenses	523,909
Printing and Publication Expenses	187,121
Representation Expenses	91,575
Transportation and Delivery Expenses	117,745
Rent/Lease Expenses	133,766
Membership Dues and Contributions to Organizations	605
Subscription Expenses	1,120
Donations	800
Other Maintenance and Operating Expenses	297,247

Total Maintenance and Other Operating Expenses	37,996,847

Total Current Operating Expenditures	80,832,807

APRIL 29, 2019	OFFICIAL GAZETTE	899
DEPARTMENT OF HEALTH

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	20,000
Infrastructure Outlay	85,000
Buildings and Other Structures	6,885,277
Machinery and Equipment Outlay	7,513,465
Transportation Equipment Outlay	2,278,300
Furniture, Fixtures and Books Outlay	38,784

Total Capital Outlays	16,820,826

TOTAL NEW APPROPRIATIONS	97,653,633

B. COMMISSION ON POPULATION

For general administration and support, and operations, as indicated hereunder	₱	471,812,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	94,792,000	₱	61,890,000		₱	156,682,000
Operations		106,886,000		208,244,000			315,130,000

PHILIPPINE POPULATION MANAGEMENT PROGRAM		106,886,000		208,244,000			315,130,000

TOTAL NEW APPROPRIATIONS	₱	201,678,000	₱	270,134,000		₱	471,812,000

Special Provision(s)

1. Reporting and Posting Requirements. The Commission on Population (POPCON) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

b) POPCON’s website.

The POPCON shall send Written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

900	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS
General Administration and Support
General Management and Supervision	₱	94,792,000	₱	61,890,000	₱	156,682,000

National Capital Region (NCR)		32,238,000		39,673,000		71,911,000

Central Office		28,326,000		38,241,000		66,567,000
National Capital Region		3,912,000		1,432,000		5,344,000
Region I - Ilocos		3,618,000		1,339,000		4,957,000

Regional Office - I		3,618,000		1,339,000		4,957,000
Cordillera Administrative Region (CAR)		5,562,000		1,506,000		7,068,000

Cordillera Administrative Region		5,562,000		1,506,000		7,068,000
Region II - Cagayan Valley		4,931,000		1,324,000		6,255,000

Regional Office - II		4,931,000		1,324,000		6,255,000
Region III - Central Luzon		3,952,000		1,317,000		5,269,000

Regional Office - III		3,952,000		1,317,000		5,269,000
Region IVA - CALABARZON		4,358,000		2,770,000		7,128,000

Regional Office - IVA		4,358,000		2,770,000		7,128,000
Region V - Bicol		4,571,000		1,182,000		5,753,000

Regional Office - V		4,571,000		1,182,000		5,753,000
Region VI - Western Visayas		4,667,000		2,293,000		6,960,000

Regional Office - VI		4,667,000		2,293,000		6,960,000
Region VII - Central Visayas		4,284,000		1,251,000		5,535,000

Regional Office - VII		4,284,000		1,251,000		5,535,000
Region VIII - Eastern Visayas		4,075,000		1,454,000		5,529,000

Regional Office - VIII		4,075,000		1,454,000		5,529,000
Region IX - Zamboanga Peninsula		4,429,000		1,463,000		5,892,000

Regional Office - IX		4,429,000		1,463,000		5,892,000
Region X - Northern Mindanao		5,566,000		1,086,000		6,652,000

Regional Office - X		5,566,000		1,086,000		6,652,000
Region XI - Davao		4,207,000		1,705,000		5,912,000

Regional Office - XI		4,207,000		1,705,000		5,912,000

APRIL 29, 2019	OFFICIAL GAZETTE	901
DEPARTMENT OF HEALTH

Region XII - SOCCSKSARGEN	3,915,000	1,717,000	5,632,000

Regional Office - XII	3,915,000	1,717,000	5,632,000
Region XIII - CARAGA	4,419,000	1,810,000	6,229,000

Regional Office - XIII	4,419,000	1,810,000	6,229,000

Sub-total, General Administration and Support	94,792,000	61,890,000	156,682,000

Operations

Access to population management information and services improved	106,886,000	208,244,000	315,130,000

PHILIPPINE POPULATION MANAGEMENT PROGRAM	106,886,000	208,244,000	315,130,000

Coordination and Development of Population Policy and Programs	68,427,000	14,801,000	83,228,000

National Capital Region (NCR)	17,894,000	7,789,000	25,683,000

Central Office	14,207,000	7,502,000	21,709,000
National Capital Region	3,687,000	287,000	3,974,000
Region I - Ilocos	3,717,000	887,000	4,604,000

Regional Office - I	3,717,000	887,000	4,604,000
Cordillera Administrative Region (CAR)	3,695,000	928,000	4,623,000

Cordillera Administrative Region	‘3,695,000	928,000	4,623,000
Region II - Cagayan Valley	2,600,000	547,000	3,147,000

Regional Office - II	2,600,000	547,000	3,147,000
Region III - Central Luzon	3,713,000	464,000	4,177,000

Regional Office - III	3,713,000	464,000	4,177,000
Region IVA - CALABARZON	3,687,000	597,000	4,284,000

Regional Office - IVA	3,687,000	597,000	4,284,000
Region V - Bicol	3,242,000	547,000	3,789,000

Regional Office - V	3,242,000	547,000	3,789,000
Region VI - Western Visayas	3,348,000	353,000	3,701,000

Regional Office - VI	3,348,000	353,000	3,701,000
Region VII - Central Visayas	3,684,000	165,000	3,849,000

Regional Office - VII	3,684,000	165,000	3,849,000
Region VIII - Eastern Visayas	2,869,000	255,000	3,124,000

Regional Office - VIII	2,869,000	255,000	3,124,000

902	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IX - Zamboanga Peninsula	4,067,000	259,000	4,326,000

Regional Office - IX	4,067,000	259,000	4,326,000
Region X - Northern Mindanao	4,016,000	211,000	4,227,000

Regional Office - X	4,016,000	211,000	4,227,000
Region XI - Davao	3,687,000	895,000	4,582,000

Regional Office - XI	3,687,000	895,000	4,582,000
Region XII - SOCCSKSARGEN	4,212,000	653,000	4,865,000

Regional Office - XII	4,212,000	653,000	4,865,000
Region XIII - CARAGA	3,996,000	251,000	4,247,000

Regional Office - XIII	3,996,000	251,000	4,247,000
Support to the implementation of approved national, sectoral, regional and local population plans and programs	38,459,000	14,722,000	53,181,000

National Capital Region (NCR)	16,445,000	7,664,000	24,109,000

Central Office	14,879,000	6,964,000	21,843,000
National Capital Region	1,566,000	700,000	2,266,000
Region I - Ilocos	1,566,000	667,000	2,233,000

Regional Office - I	1,566,000	667,000	2,233,000
Cordillera Administrative Region (CAR)	1,566,000	990,000	2,556,000

Cordillera Administrative Region	1,566,000	990,000	2,556,000
Region II - Cagayan Valley	1,566,000	962,000	2,528,000

Regional Office - II	1,566,000	962,000	2,528,000
Region III - Central Luzon	1,566,000	357,000	1,923,000

Regional Office - III	1,566,000	357,000	1,923,000
Region IVA - CALABARZON	1,566,000	278,000	1,844,000

Regional Office - IVA	1,566,000	278,000	1,844,000
Region V - Bicol	1,589,000	362,000	1,951,000

Regional Office - V	1,589,000	362,000	1,951,000
Region VI - Western Visayas	1,566,000	486,000	2,052,000

Regional Office - VI	1,566,000	486,000	2,052,000
Region VII - Central Visayas	1,566,000	527,000	2,093,000

Regional Office - VII	1,566,000	527,000	2,093,000

APRIL 29, 2019	OFFICIAL GAZETTE	903
DEPARTMENT OF HEALTH

Region VIII - Eastern Visayas	1,566,000	187,000	1,753,000

Regional Office - VIII	1,566,000	187,000	1,753,000
Region IX - Zamboanga Peninsula	1,566,000	278,000	1,844,000

Regional Office - IX	1,566,000	278,000	1,844,000
Region X - Northern Mindanao	1,566,000	456,000	2,022,000

Regional Office - X	1,566,000	456,000	2,022,000
Region XI - Davao	1,633,000	958,000	2,591,000

Regional Office - XI	1,633,000	958,000	2,591,000
Region XII - SOCCSKSARGEN	1,566,000	210,000	1,776,000

Regional Office - XII	1,566,000	210,000	1,776,000
Region XIII - CARAGA	1,566,000	340,000	1,906,000

Regional Office - XIII	1,566,000	340,000	1,906,000
Provision of grants, subsidies and contributions in support of population programs		178,721,000	178,721,000

National Capital Region (NCR)		43,347,000	43,347,000

Central Office		35,201,000	35,201,000
National Capital Region		8,146,000	8,146,000
Region I - Ilocos		5,602,000	5,602,000

Regional Office - I		5,602,000	5,602,000
Cordillera Administrative Region (CAR)		3,479,000	3,479,000

Cordillera Administrative Region		3,479,000	3,479,000
Region II - Cagayan Valley		4,790,000	4,790,000

Regional Office - II		4,790,000	4,790,000
Region III - Central Luzon		6,846,000	6,846,000

Regional Office - III		6,846,000	6,846,000
Region IVA - CALABARZON		18,354,000	18,354,000

Regional Office - IVA		18,354,000	18,354,000
Region V - Bicol		11,589,000	11,589,000

Regional Office - V		11,589,000	11,589,000
Region VI - Western Visayas		11,590,000	11,590,000

Regional Office - VI		11,590,000	11,590,000

904	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region VII - Central Visayas				8,756,000		8,756,000

Regional Office - VII				8,756,000		8,756,000
Region VIII - Eastern Visayas				11,554,000		11,554,000

Regional Office - VIII				11,554,000		11,554,000
Region IX - Zamboanga Peninsula				8,104,000		8,104,000

Regional Office - IX				8,104,000		8,104,000
Region X - Northern Mindanao				12,371,000		12,371,000

Regional Office - X				12,371,000		12,371,000
Region XI - Davao				6,156,000		6,156,000

Regional Office - XI				6,156,000		6,156,000
Region XII - SOCCSKSARGEN				17,070,000		17,070,000

Regional Office - XII				17,070,000		17,070,000
Region XIII - CARAGA				9,113,000		9,113,000

Regional Office - XIII				9,113,000		9,113,000

Sub-total, Operations		106,886,000		208,244,000		315,130,000

TOTAL NEW APPROPRIATIONS	₱	201,678,000	₱	270,134,000	₱	471,812,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	123,338

Total Permanent Positions	123,338

Other Compensation Common to All
Personnel Economic Relief Allowance	7,656
Representation Allowance	2,700
Transportation Allowance	2,580
Clothing and Uniform Allowance	1,914
Mid-Year Bonus - Civilian	10,280
Year End Bonus	10,280
Cash Gift	1,595

APRIL 29, 2019	OFFICIAL GAZETTE	905
DEPARTMENT OF HEALTH

Productivity Enhancement Incentive	1,595
Step Increment	309

Total Other Compensation Common to All	38,909

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	32,560
Anniversary Bonus - Civilian	954

Total Other Compensation for Specific Groups	33,514

Other Benefits
PAG-IBIG Contributions	379
PhilHealth Contributions	1,408
Employees Compensation Insurance Premiums	379
Loyalty Award - Civilian	215
Terminal Leave	3,536

Total Other Benefits	5,917

Total Personnel Services	201,678

Maintenance and Other Operating Expenses
Travelling Expenses	10,348
Training and Scholarship Expenses	17,921
Supplies and Materials Expenses	10,072
Utility Expenses	8,667
Communication Expenses	5,711
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	1,552
Professional Services	22,600
Repairs and Maintenance	6,060
Financial Assistance/Subsidy	178,721
Taxes, Insurance Premiums and Other Fees	1,408
Other Maintenance and Operating Expenses
Advertising Expenses	286
Printing and Publication Expenses	2,334
Transportation and Delivery Expenses	1,799
Rent/Lease Expenses	2,320
Membership Dues and Contributions to Organizations	44
Subscription Expenses	165
Other Maintenance and Operating Expenses	126

Total Maintenance and Other Operating Expenses	270,134

Total Current Operating Expenditures	471,812

TOTAL NEW APPROPRIATIONS	471,812

C. NATIONAL NUTRITION COUNCIL

For general administration and support, and operations, including locally-funded projects, as indicated hereunder	₱	440,352,000

906	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	41,299,000	₱	11,312,000		₱	52,611,000
Operations		52,243,000		335,498,000			387,741,000

NATIONAL NUTRITION MANAGEMENT PROGRAM		52,243,000		335,498,000			387,741,000

TOTAL NEW APPROPRIATIONS	₱	93,542,000	₱	346,810,000		₱	440,352,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Nutrition Council (NNC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

b) NNC’s website.

The NNC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	24,858,000	₱	10,004,000		₱	34,862,000
Human Resource Development				1,308,000			1,308,000
Administration of Personnel Benefits		16,441,000					16,441,000

Sub-total, General Administration and Support		41,299,000		11,312,000			52,611,000

Operations
Improved access to quality nutrition and nutrition-sensitive services		52,243,000		335,498,000			387,741,000

NATIONAL NUTRITION MANAGEMENT PROGRAM		52,243,000		335,498,000			387,741,000

APRIL 29, 2019	OFFICIAL GAZETTE	907
DEPARTMENT OF HEALTH

Nutrition policy, standards, plan and program development and coordination		6,826,000		573,000		7,399,000
Philippine food and nutrition surveillance		6,695,000		11,801,000		18,496,000
Promotion of good nutrition		5,732,000		79,309,000		85,041,000
Assistance to national, local nutrition and related programs		32,990,000		125,493,000		158,483,000
Project(s)
Locally-Funded Project(s)				118,322,000		118,322,000

ECCO/Nutrition Intervention Package for the First 1000 days (HIP/First 1000 Days)				118,322,000		118,322,000

Sub-total, Operations		52,243,000		335,498,000		387,741,000

TOTAL NEW APPROPRIATIONS	₱	93,542,000	₱	346,810,000	₱	440,352,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	50,871

Total Permanent Positions	50,871

Other Compensation Common to All
Personnel Economic Relief Allowance	2,472
Representation Allowance	1,290
Transportation Allowance	1,290
Clothing and Uniform Allowance	618
Mid-Year Bonus - Civilian	4,239
Year End Bonus	4,239
Cash Gift	515
Productivity Enhancement Incentive	515
Step Increment	127

Total Other Compensation Common to All	15,305

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	10,197
Anniversary Bonus - Civilian	309

Total Other Compensation for Specific Groups	10,506

908	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Benefits
PAG-IBIG Contributions	123
PhilHealth Contributions	482
Employees Compensation Insurance Premiums	123
Retirement Gratuity	10,336
Loyalty Award - Civilian	90
Terminal Leave	5,706

Total Other Benefits	16,860

Total Personnel Services	93,542

Maintenance and Other Operating Expenses
Travelling Expenses	56,407
Training and Scholarship Expenses	35,862
Supplies and Materials Expenses	23,785
Utility Expenses	1,546
Communication Expenses	5,036
Awards/Rewards and Prizes	10,946
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	132
Professional Services	68,779
General Services	3,740
Repairs and Maintenance	2,560
Taxes, Insurance Premiums and Other Fees	656
Other Maintenance and Operating Expenses
Advertising Expenses	40,340
Printing and Publication Expenses	870
Representation Expenses	20,446
Transportation and Delivery Expenses	400
Rent/Lease Expenses	2,642
Other Maintenance and Operating Expenses	72,663

Total Maintenance and Other Operating Expenses	346,810

Total Current Operating Expenditures	440,352

TOTAL NEW APPROPRIATIONS	440,352

APRIL 29, 2019	OFFICIAL GAZETTE	909
DEPARTMENT OF HEALTH

GENERAL SUMMARY

DEPARTMENT OF HEALTH

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	42,835,960,000	₱	37,996,847,000	₱	16,820,826,000	₱	97,653,633,000
B. COMMISSION ON POPULATION		201,678,000		270,134,000				471,812,000
C. NATIONAL NUTRITION COUNCIL		93,542,000		346,810,000				440,352,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF HEALTH	₱	43,131,180,000	₱	38,613,791,000	₱	16,820,826,000	₱	98,565,797,000

910	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

XIV. DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	6,278,608,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	257,045,000	₱	202,020,000	₱		₱	459,065,000
Support to Operations		9,979,000		22,228,000		5,999,000		38,206,000
Operations		303,725,000		3,148,366,000		2,329,246,000		5,781,337 ,000

ICT GOVERNANCE PROGRAM		16,635,000		757,876,000		768,884,000		1,543,395,000
ICT SYSTEMS AND INFOSTRUCTURE DEVELOPMENT, MANAGEMENT, AND ADVISORY PROGRAM		48,667,000		2,186,458,000		1,272,722,000		3,507,847,000
ICT CAPACITY DEVELOPMENT AND MANAGEMENT PROGRAM		238,423,000		204,032,000		287,640,000		730,095,000

TOTAL NEW APPROPRIATIONS	₱	570,749,000	₱	3,372,614,000	₱	2,335,245,000	₱	6,278,608,000

Special Provision(s)

1. Support to the Establishment of the Climate Change Information Management System. The Department of Information and Communications Technology (DICT) shall assist in the establishment of the climate change information management system and network to be undertaken by the Department of Environment and Natural Resources pursuant to the Climate Change Act. The system shall integrate climate change related information, including climate and disaster risk assessments, in the Philippine Geoportal to enhance understanding on climate risks and apply in national and local development planning and program implementation.

2. Reporting and Posting Requirements. The DICT shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DICT’s website.

The DICT shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

APRIL 29, 2019	OFFICIAL GAZETTE	911
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

PROGRAMS
General Administration and Support
General Management and Supervision	₱	230,799,000	₱	197,980,000		₱	428,779,000

National Capital Region (NCR)		230,799,000		197,980,000			428,779,000

Central Office		230,799,000		197,980,000			428,779,000
Organization and Human Resource Management and Development		17,206,000		4,040,000			21,246,000

National Capital Region (NCR)		17,206,000		4,040,000			21,246,000

Central Office		17,206,000		4,040,000			21,246,000
Administration of Personnel Benefits		9,040,000					9,040,000

National Capital Region (NCR)		9,040,000					9,040,000

Central Office		9,040,000					9,040,000

Sub-total, General Administration and Support		257,045,000		202,020,000			459,065,000

Support to Operations
Internal Support Management Program		3,283,000		3,341,000			6,624,000

National Capital Region (NCR)		3,283,000		3,341,000			6,624,000

Central Office		3,283,000		3,341,000			6,624,000
Internal Systems and Standards Development and Management Program		6,696,000		18,887,000	5,999,000		31,582,000

National Capital Region (NCR)		6,696,000		18,887,000	5,999,000		31,582,000

Central Office		6,696,000		18,887,000	5,999,000		31,582,000

Sub-total, Support to Operations		9,979,000		22,228,000	5,999,000		38,206,000

Operations
An innovative, safe and happy nation that thrives through and is enabled by the extensive utilization of Information and Communications Technology		303,725,000		3,148,366,000	2,329,246,000		5,781,337,000

ICT GOVERNANCE PROGRAM		16,635,000		757,876,000	768,884,000		1,543,395,000

ICT Plans Development and Management		14,673,000		18,079,000			32,752,000

National Capital Region (NCR)		14,673,000		18,079,000			32,752,000

Central Office		14,673,000		18,079,000			32,752,000

912	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

ICT and Cybersecurity Policies Development and Management	1,962,000	733,797,000	768,884,000	1,504,643,000

National Capital Region (NCR)	1,962,000	733,797,000	768,884,000	1,504,643,000

Central Office	1,962,000	733,797,000	768,884,000	1,504,643,000

Project(s)
Locally-Funded Project(s)		6,000,000		6,000,000

National ICT Household Survey		6,000,000		6,000,000

National Capital Region (NCR)		6,000,000		6,000,000

Central Office		6,000,000		6,000,000
ICT SYSTEMS AND INFOSTRUCTURE DEVELOPMENT, MANAGEMENT AND ADVISORY PROGRAM	48,667,000	2,186,458,000	1,272,722,000	3,507,847,000

INNOVATION AND DEVELOPMENT SUB-PROGRAM	35,455,000	2,052,909,000	1,200,775,000	3,289,139,000

ICT Systems and Infostructure Development	35,455,000	77,005,000	191,563,000	304,023,000

National Capital Region (NCR)	35,455,000	77,005,000	191,563,000	304,023,000

Central Office	35,455,000	77,005,000	191,563,000	304,023,000

Project(s)
Locally-Funded Project(s)		1,975,904,000	1,009,212,000	2,985,116,000

National Government Data Center Infrastructure		177,002,000		177,002,000

National Capital Region (NCR)		177,002,000		177,002,000

Central Office		177,002,000		177,002,000
Free Internet Wi-Fi Connectivity in Public Places		1,166,401,000		1,166,401,000

National Capital Region (NCR)		1,166,401,000		1,166,401,000

Central Office		1,166,401,000		1,166,401,000
National Broadband Plan		43,329,000	1,000,000,000	1,043,329,000

National Capital Region (NCR)		43,329,000	1,000,000,000	1,043,329,000

Central Office		43,329,000	1,000,000,000	1,043,329,000
National Government Portal		309,277,000	9,212,000	318,489,000

National Capital Region (NCR)		309,277,000	9,212,000	318,489,000

Central Office		309,277,000	9,212,000	318,489,000

APRIL 29, 2019	OFFICIAL GAZETTE	913
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Free Internet Wi-Fi Connectivity in State Universities and Colleges				279,895,000				279,895,000

National Capital Region (NCR)				279,895,000				279,895,000

Central Office				279,895,000				279,895,000
IMPLEMENTATION MANAGEMENT AND OPERATIONS SUB-PROGRAM		13,212,000		133,549,000		71,947,000		218,708,000

ICT Systems and Infostructure Management Services		13,212,000		133,549,000		71,947,000		218,708,000

National Capital Region (NCR)		13,212,000		133,549,000		71,947,000		218,708,000

Central Office		13,212,000		133,549,000		71,947,000		218,708,000
ICT CAPACITY DEVELOPMENT AND MANAGEMENT PROGRAM		238,423,000		204,032,000		287,640,000		730,095,000

ICT Literacy Development and Management		45,295,000		2,335,000				47,630,000

National Capital Region (NCR)		45,295,000		2,335,000				47,630,000

Central Office		45,295,000		2,335,000				47,630,000
ICT Industry and Countryside Development		193,128,000		201,697,000		287,640,000		682,465,000

National capital Region (NCR)		193,128,000		201,697,000		287,640,000		682,465,000

Central Office		193,128,000		201,697,000		287,640,000		682,465,000

Sub-total, Operations		303,725,000		3,148,366,000		2,329,246,000		5,781,337,000

TOTAL NEW APPROPRIATIONS	₱	570,749,000	₱	3,372,614,000	₱	2,335,245,000	₱	6,278,608,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	347,339

Total Permanent Positions	347,339

Other Compensation Common to All
Personnel Economic Relief Allowance	24,384
Representation Allowance	5,092
Transportation Allowance	5,092

914	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Clothing and Uniform Allowance	6,096
Mid-Year Bonus - Civilian	28,994
Year End Bonus	28,994
Cash Gift	5,080
Productivity Enhancement Incentive	5,080
Step Increment	781

Total Other Compensation Common to All	109,593

Other Compensation for Specific Groups
Magna Carta for Science and Technology Personnel	98,520

Total Other Compensation for Specific Groups	98,520

Other Benefits
PAG-IBIG Contributions	1,219
PhilHealth Contributions	3,819
Employees Compensation Insurance Premiums	1,219
Terminal Leave	9,040

Total Other Benefits	15,297

Total Personnel Services	570,749

Maintenance and Other Operating Expenses
Travelling Expenses	62,492
Training and Scholarship Expenses	181,793
Supplies and materials Expenses	56,624
Utility Expenses	58,050
Communication Expenses	17,160
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	400,000
Extraordinary and Miscellaneous Expenses	2,800
Professional Services	322,714
General services	77,200
Repairs and Maintenance	154,350
Taxes, Insurance Premiums Other Fees	1,100
Other Maintenance and Operating Expenses
Advertising Expenses	500
Printing and Publication Expenses	2,300
Representation Expenses	16,400
Transportation and Delivery Expenses	535
Rent/Lease Expenses	46,422
Membership Dues and Contributions to Organizations	250
Subscription Expenses	1,712,095
Other Maintenance and Operating Expenses	259,829

Total Maintenance and Other Operating Expenses	3,372,614

Total Current Operating Expenditures	3,943,363

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,006,151
Furniture, Fixtures and Books Outlay	5,000
Intangible Assets Outlay	324,094

APRIL 29, 2019	OFFICIAL GAZETTE	915
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Total Capital Outlays	2,335,245

TOTAL NEW APPROPRIATIONS	6,278,608

B. CYBERCRIME INVESTIGATION AND COORDINAION CENTER

For general administration and support, and operations, as indicated hereunder	₱	31,399,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	20,138,000	₱	1,081,000		₱	21,219,000
Operations				10,180,000			10,180,000

CYBERCRIME PREVENTION, INVESTIGATION AND COORDINATION PROGRAM				10,180,000			10,180,000

TOTAL NEW APPROPRIATIONS	₱	20,138,000	₱	11,261,000		₱	31,399,000

Special Provision(s)

1. Reporting and Posting Requirements. The Cybercrime Investigation and Coordination Center (CICC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) CICC’s website.

The CICC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱	20,138,000	₱	1,081,000		₱	21,219,000

Sub-total, General Administration and Support		20,138,000		1,081,000			21,219,000

916	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations
Cybercrime prevention, investigation and coordination strengthened				10,180,000		10,180,000

CYBERCRIME PREVENTION, INVESTIGATON AND COORDINATION PROGRAM				10,180,000		10,180,000

Formulation, coordination, and monitoring of Cybercrime plans and policies				10,180,000		10,180,000

Sub-total, Operations				10,180,000		10,180,000

TOTAL NEW APPROPRIATIONS	₱	20,138,000	₱	11,261,000	₱	31,399,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Creation of New Positions	20,138

Total Permanent Positions	20,138

Total Personnel Services	20,138

Maintenance and Other Operating Expenses
Travelling Expenses	1,080
Training and Scholarship Expenses	2,474
Supplies and Materials Expenses	480
Utility Expenses	410
Communication Expenses	351
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	117
Professional Services	2,081
Taxes, Insurance Premiums and Other Fees	53
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,000
Representation Expenses	350
Rent/Lease Expenses	105
Subscription Expenses	350
Other Maintenance and Operating Expenses	2,410

Total Maintenance and Other Operating Expenses	11,261

Total Current Operating Expenditures	31,399

TOTAL NEW APPROPRIATIONS	31,399

APRIL 29, 2019	OFFICIAL GAZETTE	917
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

C. NATIONAL PRIVACY COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	225,820,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	26,973,000	₱	73,501,000	₱	6,000,000	₱	106,474,000
Operations		24,693,000		94,653,000				119,346,000

REGULATORY AND ENFORCEMENT PROGRAM		24,693,000		94,653,000				119,346,000

TOTAL NEW APPROPRIATIONS	₱	51,666,000	₱	168,154,000	₱	6,000,000	₱	225,820,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Privacy Commission (NPC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) NPC’s website.

The NPC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	26,973,000	₱	73,501,000	₱	6,000,000	₱	106,474,000

Sub-total, General Administration and Support		26,973,000		73,501,000		6,000,000		106,474,000

Operations
Privacy and data security in information and communication systems supported and enhanced		24,693,000		94,653,000				119,346,000

918	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

REGULATORY AND ENFORCEMENT PROGRAM		24,693,000		94,653,000				119,346,000

Regulation and Enforcement of Privacy and Data Security in Information and Communication Systems		24,693,000		94,653,000				119,346,000

Sub-total, Operations		24,693,000		94,653,000				119,346,000

TOTAL NEW APPROPRIATIONS	₱	51,666,000	₱	168,154,000	₱	6,000,000	₱	225,820,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	40,230

Total Permanent Positions	40,230

Other Compensation Common to All
Personnel Economic Relief Allowance	1,416
Representation Allowance	894
Transportation Allowance	894
Clothing and Uniform Allowance	354
Mid-Year Bonus - Civilian	3,353
Year End Bonus	3,353
Cash Gift	295
Productivity Enhancement Incentive	295
Step Increment	101

Total Other Compensation Common to All	10,955

Other Benefits
PAG-IBIG Contributions	71
PhilHealth Contributions	339
Employees Compensation Insurance Premiums	71

Total Other Benefits	481

Total Personnel Services	51,666

Maintenance and Other Operating Expenses
Travelling Expenses	7,730
Training and Scholarship Expenses	10,544
Supplies and Materials Expenses	8,546
Utility Expenses	23,825
Communication Expenses	2,024
Awards/Rewards and Prizes	300
Survey, Research, Exploration and Development Expenses	2,500

APRIL 29, 2019	OFFICIAL GAZETTE	919
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Confidential , Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,300
Professional Services	31,722
General Services	5,000
Repairs and Maintenance	1,000
Taxes, Insurance Premiums and Other Fees	1,000
Other Maintenance and Operating Expenses
Advertising Expenses	3,371
Printing and Publication Expenses	14,050
Representation Expenses	26,453
Transportation and Delivery Expenses	100
Rent/Lease Expenses	18,430
Membership Dues and Contributions to Organizations	700
Subscription Expenses	9,066
Other Maintenance and Operating Expenses	493

Total Maintenance and Other Operating Expenses	168,154

Total Current Operating Expenditures	219,820

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,700
Transportation Equipment Outlay	3,300

Total Capital Outlays	6,000

TOTAL NEW APPROPRIATIONS	225,820

D. NATIONAL TELECOMMUNICATIONS COMMISSION

For general administration and support , and operations, as indicated hereunder	₱	537,380,000

New Appropriations, by Program
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	49,886,000	₱	60,682,000	₱	9,744,000	₱	120,312,000
Operations		210,836,000		118,125,000		88,107,000		417,068,000

RADIO COMMUNICATIONS, BROADCAST AND TELECOMMUNICATIONS MANAGEMENT AND ENFORCEMENT PROGRAM		210,836,000		118,125,000		88,107,000		417,068,000

TOTAL NEW APPROPRIATIONS	₱	260,722,000	₱	178,807,000	₱	97,851,000	₱	537,380,000

920	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Special Provision(s)

1. Reporting and Posting Requirements. The National Telecommunications Commission (NTC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) NTC’s website.

The NTC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	44,315,000	₱	60,682,000	₱	9,744,000	₱	114,741,000

National Capital Region (NCR)		44,315,000		60,682,000		9,744,000		114,741,000

Central Office		44,315,000		60,682,000		9,744,000		114,741,000
Administration of Personnel Benefits		5,571,000						5,571,000

National Capital Region (NCR)		5,571,000						5,571,000

Central Office		5,571,000						5,571,000

Sub-total, General Administration and Support		49,886,000		60,682,000		9,744,000		120,312,000

Operations
Healthy competitive public telecommunications and broadcast environment fostered and safety in maritime and aeronautical navigation ensured resulting to public safety and satisfaction		210,836,000		118,125,000		88,107,000		417,068,000

RADIO COMMUNICATIONS, BROADCAST AND TELECOMMUNICATIONS MANAGEMENT AND ENFORCEMENT PROGRAM		210,836 ,000		118,125,000		88,107,000		417,068,000

Regulation of radio communications, broadcast, and telecommunications facilities		188,380,000		109,700,000		88,107,000		386,187,000

National Capital Region (NCR)		34,762,000		40,797,000		1,450,000		77,009,000

Central Office		22,079,000		23,781,000		1,100,000		46,960,000
Regional Office - NCR		12,683,000		17,016,000		350,000		30,049,000

APRIL 29, 2019	OFFICIAL GAZETTE	921
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Region I - Ilocos	10,547,000	3,768,000	100,000	14,415,000

Regional Office - I	10,547,000	3,768,000	100,000	14,415,000
Cordillera Administrative Region (CAR)	11,013,000	10,096,000	12,711,000	33,820,000

Regional Office - CAR	11,013,000	10,096,000	12,711,000	33,820,000
Region II - Cagayan Valley	11,651,000	5,332,000	12,711,000	29,694,000

Regional Office - II	11,651,000	5,332,000	12,711,000	29,694,000
Region III - Central Luzon	11,297,000	4,131,000	3,800,000	19,228,000

Regional Office - III	11,297,000	4,131,000	3,800,000	19,228,000
Region IVA - CALABARZON	15,385,000	4,117,000	100,000	19,602,000

Regional Office - IVA	15,385,000	4,117,000	100,000	19,602,000
Region V - Bicol	12,344,000	5,266,000	16,411,000	34,021,000

Regional Office - V	12,344,000	5,266,000	16,411,000	34,021,000
Region VI - Western Visayas	12,391,000	6,834,000	12,712,000	31,937,000

Regional Office - VI	12,391,000	6,834,000	12,712,000	31,937,000
Region VII - Central Visayas	13,238,000	4,063,000	3,800,000	21,101,000

Regional Office - VII	13,238,000	4,063,000	3,800,000	21,101,000
Region VIII - Eastern Visayas	11,107,000	3,883,000	3,800,000	18,790,000

Regional Office - VIII	11,107,000	3,883,000	3,800,000	18,790,000
Region IX - Zamboanga Peninsula	9,702,000	5,542,000	12,712,000	27,956,000

Regional Office - IX	9,702,000	5,542,000	12,712,000	27,956,000
Region X - Northern Mindanao	11,502,000	4,050,000	3,800,000	19,352,000

Regional Office - X	11,502,000	4,050,000	3,800,000	19,352,000
Region XI - Davao	9,811,000	3,779,000	100,000	13,690,000

Regional Office - XI	9,811,000	3,779,000	100,000	13,690,000
Region XII - SOCCSKSARGEN	8,073,000	3,933,000	100,000	12,106,000

Regional Office - XII	8,073,000	3,933,000	100,000	12,106,000
Region XIII - CARAGA	5,557,000	4,109,000	3,800,000	13,466,000

Regional Office - XIII	5,557,000	4,109,000	3,800,000	13,466,000
Adjudication of cases and applications for Certificates of Public Convenience and Necessity (CPCN) for telecom service providers and Certificates of Public Convenience (CPC) for broadcast service providers	22,456,000	8,425,000		30,881,000

922	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

National Capital Region (NCR)		22,456,000		8,425,000				30,881,000

Central Office		22,456,000		8,425,000				30,881,000

Sub-total, Operations		210,836,000		118,125,000		88,107,000		417,068,000

TOTAL NEW APPROPRIATIONS	₱	260,722,000	₱	178,807,000	₱	97,851,000	₱	537,380,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	192,654

Total Permanent Positions	192,654

Other Compensation Common to All
Personnel Economic Relief Allowance	11,688
Representation Allowance	3,972
Transportation Allowance	3,252
Clothing and Uniform Allowance	2,922
Mid-Year Bonus - Civilian	16,055
Year End Bonus	16,055
Cash Gift	2,435
Productivity Enhancement Incentive	2,435
Step Increment	481

Total Other Compensation Common to All	59,295

Other Benefits
PAG-IBIG Contributions	584
PhilHealth Contributions	2,034
Employees Compensation Insurance Premiums	584
Terminal Leave	5,571

Total Other Benefits	8,773

Total Personnel Services	260,722

Maintenance and Other Operating Expenses
Travelling Expenses	16,886
Training and Scholarship Expenses	7,921
Supplies and Materials Expenses	23,875
Utility Expenses	18,863
Communication Expenses	8,550

APRIL 29, 2019	OFFICIAL GAZETTE	923
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,330
Professional Services	33,125
General Services	34,028
Repairs and Maintenance	17,069
Taxes, Insurance Premiums and Other Fees	7,151
Other Maintenance and Operating Expenses
Advertising Expenses	370
Representation Expenses	2,504
Rent/Lease Expenses	2,522
Membership Dues and Contributions to Organizations	79
Subscription Expenses	1,109
Other Maintenance and Operating Expenses	2,425

Total Maintenance and Other Operating Expenses	178,807

Total Current Operating Expenditures	439,529

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	83,551
Transportation Equipment Outlay	14,300

Total Capital Outlays	97,851

TOTAL NEW APPROPRIATIONS	537,380

924	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

GENERAL SUMMARY

DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	570,749,000	₱	3,372,614,000	₱	2,335,245,000	₱	6,278,608,000
B. CYBERCRIME INVESTIGATION AND COORDINATION CENTER		20,138,000		11,261,000				31,399,000
C. NATIONAL PRIVACY COMMISSION		51,666,000		168,154,000		6,000,000		225,820,000
D. NATIONAL TELECOMMUNICATIONS COMMISSION		260,722,000		178,807,000		97,851,000		537,380,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY	₱	903,275,000	₱	3,730,836,000	₱	2,439,096,000	₱	7,073,207,000

APRIL 29, 2019	OFFICIAL GAZETTE	925
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

XV. DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded and foreign assisted projects, as indicated hereunder	₱	8,275,746,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	296,528,000	₱	211,184,000	₱	7,518,000	₱	515,230,000
Support to Operations		114,631,000		274,577,000				389,208,000
Operations		2,992,336,000		2,873,801,000		1,505,171,000		7,371,308 ,000

LOCAL GOVERNMENT EMPOWERMENT PROGRAM		2,992,336,000		1,849,375,000		1,505,171,000		6,346,882,000
LOCAL GOVERNMENT PERFORMANCE OVERSIGHT AND RECOGNITION AND INCENTIVES PROGRAM				1,024,426,000				1,024,426,000

TOTAL NEW APPROPRIATIONS	₱	3,403,495,000	₱	3,359,562,000	₱	1,512,689,000	₱	8,275,746,000

Special Provision(s)

1. Support for the Local Governance Program. The amount of Two Hundred Fifty Million Pesos (₱250,000,000) appropriated herein for the Support for the Local Governance Program shall be used to support the Local Development Councils to perform their functions under Title VI of R.A. No. 7160, particularly in the development of a comprehensive multi-sectoral development plan, and to ensure that all local development investment programs are aligned with the results matrix of the Philippine Development Plan.

2. Performance-Based Challenge Fund. The amount of One Billion Pesos (₱1,000,000,000) appropriated herein for the performance-Based Challenge Fund (PCF) shall cover the financial subsidy to qualified Local Government Units (LGUs) Under the Local Governance Performance Management Program for the implementation of priority projects to ensure compliance by the LGUs with the attainment of Sustainable Development Goals (SDGs), stimulating Local Sustainable Economic Development and promotion of Ease of Doing Business, preparing for Disaster and adapting to climate change, promoting environmental protection, preservation of culture and heritage, and furthering transparency and accountability.

3. Public Markets/Farmers Markets (Bagsakan Centers) and Public Cemeteries Projects. The amount of Nine Hundred Seventy Million Pesos (₱970,000,000) appropriated herein shall be used specifically to fund projects of LGUs as identified by the DILG and shall be released directly to the DPMN subject to the following:

(a) Six Hundred Seventy Million Pesos (₱670,000,000) shall be used for the reconstruction, rehabilitation and improvement of public markets/farmers markets (bagsakan centers).

(b) Three Hundred million Pesos (₱300,000,000) shall be allocated for the construction of roadway, drainage, fencing improvement and allied works for existing city/municipal public cemeteries and their extension sites.

Upon completion of the project, the DPWH shall turn over to the LGUs concerned, which shall commit to shoulder the continued maintenance and repair cost.

4. Monitoring and Evaluation of Assistance to LGUs. The following amounts appropriated herein shall be used by the DILG in the monitoring and evaluation of assistance to LGUs:

(a)	Three Hundred Two Million Eight Hundred Two Thousand Pesos (₱302,802,000) for Assistance to Municipalities (AM) to provide technical assistance to beneficiary municipalities;

(b)

Two Hundred Forty Six Million Seven Hundred Nine Thousand Pesos (₱246,709,000) for Conditional Matching Grant to Provinces(CNGP) for Road and Bridge Repair, Rehabilitation and Improvement composed of: (i) Project Management and Monitoring;

(GENERAL OBSERVATION- President’s Veto Message, April 15, 2019. Volume 1-B, page 965, R.A. No. 11260)

(ii) Capacity Development; and (iii) Quality Assurance and Governance Reform Consultancy;

(c)	Forty Six million Pesos Four Hundred Ninety Thousand Pesos (₱46,490,000) for Potable Water Supply (SALINTUBIG) project; and

(d)	Thirty Million Pesos (₱30,000,000) for Public Markets/Farmers Markets (Bagsakan Centers) and Public Cemeteries Projects.

926	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

5. Disaster Preparedness Activities. The DILG, in the exercise of its supervisory powers, shall ensure that LGUs establish and maintain an efficient and effective impact-based early warning system with standard operating procedures for evacuation tested through drills and simulation exercises to enable communities threatened by typhoon, flood, store surge, tsunami, and other impending hazards to respond in a timely manner and reduce the likelihood of harm or loss and damage.

6. Comprehensive Land Use Plans and Shelter Plans for LGUs. The LGUs, with the assistance of the DILG, shall a) take into consideration the vulnerability and risk assessment of the Department of Environment and Natural Resources in developing the comprehensive land use plan and in enacting the appropriate zoning ordinance, b) identify the metes and bounds of the indicative land parcels where families exposed to risks may be resettled into, c) upon consultation with populations to be resettled, such target parcels should be formally included in the updated local shelter plans and provided as annexes to the comprehensive land use plans through sanggunian resolutions: PROVIDED, That identification of land parcels for fisherfolk shall be consistent with the relevant provision of the Philippine Fisheries Code, d) take into consideration the economic potential generated by Build Build Build Projects by making provisions for the Right-of-way of transport and pedestrian infrastructure around and leading to high capacity transport facilities, like ports, airports and train stations, in a manner consistent with design principles for urban development around high capacity transit facilities that the Housing and Land Use Regulatory Board may issue and in a manner consistent with the development of a rational inter-model transport network articulated in the National Economic and Development Authority’s National Transport Policy Framework and its implementing rules and regulations.

7. Local Disaster Risk Reduction and Management Office. The DILG shall ensure the creation of the Local Disaster Risk Reduction and Management Office (LDRRMO) in all LGUs pursuant to R.A. No. 10121 or the Philippine Disaster Risk Reduction and Management Act of 2010.

8. Council for the Promotion of Culture and the Arts. The DILG shall ensure the establishment of a Council whose purpose is the promotion of culture and the arts in all provinces, cities and municipalities, pursuant to R.A. No. 7160 or the Local Government Code of 1991.

9. Prohibition Against New Illegal Structures. The DILG shall ensure that municipal or city government units and barangays shall prevent the construction of any kind of illegal dwelling unit or structures within their respective localities.

The head of any local government unit concerned who allows, abets or otherwise tolerates the construction of any structure in violation of this section shall be liable to administrative sanctions under existing laws and to penal sanctions provided for under R. A. No. 7279.

10. Implementation of Environmental Laws. The LGUs shall be primarily responsible for the implementation and enforcement of environmental laws, including but not limited to the Philippine Clean Air Act, the Philippine Clean Water Act, the Ecological Solid Waste Management Act and the National Pollution Control Decree within their respective jurisdiction.

The LGUs shall implement the air quality standards, including the noise standards, set by the DENR.

11. Containment of the Cleared Areas. The concerned LGUs shall be responsible for preventing the construction of any kind of structures or illegal dwelling units in the areas that have been cleared and shall ensure that the vacated areas are not reoccupied. In case of waterways that have been cleared, it shall maintain at least three (3) meters clearance from the riverbanks (easement). No permit for residential or other purposes shall be issued for the site by any government agency or instrumentality. The concerned LGUs, through the National Prosecution Service of the Department of Justice (DOJ), shall also exercise their power to prosecute professional squatters or member of a squatting syndicate and any individual or group who will occupy or cause other persons to occupy the cleared areas. LGU officials who failed to implement this provision shall be held liable under existing laws.

12. Institutionalizing a More Holistic Approach in Local Development Planing. To ensure that local development plans are cognizant of prevailing and anticipated realities, and are products of a Comprehensive consultation among many sectors, the Local Development Council, Local Peace and Order Council, and the LDRRMO, along with other Local Sectoral Councils/Committees, as far as practicable, shall convene jointly as often as the need arises. These joint meetings shall enable the LGUs to come up with plans that are responsive to existing and emerging challenges as well as formulate joint strategies to address such challenges.

The output of the LGUs shall be used by the National Government Agencies (NGAs), as a way of strengthening NGA-LGU interdependence in shaping their future development roadmaps and annual budget proposal.

The DILG shall submit to Congress within thirty (30) days before the end of the year a comprehensive list of LGUs that have complied with this provision through the DlLG website. The DILG shall send a written notice to the House of Representative and Senate of the Philippines that the report has been posted. The date of posting shall be considered the date of submission of the report.

13. Reporting and Posting Requirements. The DILG shall submit quarterly reports of its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DILG’s website.

The DILG shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

14. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

APRIL 29, 2019	OFFICIAL GAZETTE	927
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

New Appropriations, by Programs/Activities/Projects, by Operating Units

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	183,792,000	₱	211,184,000	₱	7,518,000	₱	402,494,000

National Capital Region (NCR)		183,792,000		211,184,000		7,518,000		402,494,000

Central Office		183,792,000		211,184,000		7,518,000		402,494,000
Administration of Personnel Benefits		112,736,000						112,736,000

National Capital Region (NCR)		112,736,000						112,736,000

Central Office		112,736,000						112,736,000

Sub-total, General Administration and Support		296,528,000		211,184,000		7,518,000		515,230,000

Support to Operations
Development of policies, programs, and standards for local government capacity development and performance oversight		114,631,000		38,372,000				153,003,000

National Capital Region (NCR)		114,631,000		38,372,000				153,003,000

Central Office		114,631,000		38,372,000				153,003,000
Monitoring and Evaluation of the Assistance to Municipalities (AM)				117,724,000				117,724,000

National Capital Region (NCR)				117,724,000				117,724,000

Central Office				117,724,000				117,724,000
Monitoring and Evaluation of the Conditional Matching Grant to Provinces (CMGP)				80,501,000				80,501,000

National Capital Region (NCR)				80,501,000				80,501,000

Central Office				80,501,000				80,501,000
Monitoring and Evaluation of Potable Water Supply (SALINTUBIG)				7,980,000				7,980,000

National Capital Region (NCR)				7,980,000				7,980,000

Central Office				7,980,000				7,980,000

928	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Monitoring and Evaluation of Public Markets/Farmers Markets (Bagsakan Centers) and Public Cemeteries Projects		30,000,000		30,000,000

National Capital Region (NCR)		30,000,000		30,000,000

Central Office		30,000,000		30,000,000

Sub-total, Support to Operations	114,631,000	274,577,000		389,208,000

Operations
Local Governance Improved	2,992,336,000	2,873,801,000	1,505,171,000	7,371,308,000

LOCAL GOVERNMENT EMPOWERMENT PROGRAM	2,992,336,000	1,849,375,000	1,505,171,000	6,346,882,000

Supervision and Development of Local Governments	2,972,985,000	390,863,000	47,301,000	3,411,149,000

National Capital Region (NCR)	144,288,000	25,553,000		169,841,000

Regional Office - NCR	144,288,000	25,553,000		169,841,000
Region I - Ilocos	216,371,000	24,398,000	1,606,000	242,375,000

Regional Office - I	216,371,000	24,398,000	1,606,000	242,375,000
Cordillera Administrative Region (CAR)	167,254,000	22,810,000	817,000	190,881,000

Regional Office - CAR	167,254,000	22,810,000	817,000	190,881,000
Region II - Cagayan Valley	180,497,000	23,949,000		204,446,000

Regional Office - II	180,497,000	23,949,000		204,446,000
Region III - Central Luzon	229,270,000	24,695,000		253,965,000

Regional Office - III	229,270,000	24,695,000		253,965,000
Region IVA - CALABARZON	230,610,000	26,681,000		257,291,000

Regional Office - IVA	230,610,000	26,681,000		257,291,000
Region IVB - MIMAROPA	153,343,000	22,388,000	574,000	176,305,000

Regional Office - IVB	153,343,000	22,388,000	574,000	176,305,000
Region V - Bicol	223,002,000	24,102,000	1,326,000	248,430,000

Regional Office - V	223,002,000	24,102,000	1,326,000	248,430,000
Region VI - Western Visayas	264,841,000	24,854,000		289,695,000

Regional Office - VI	264,841,000	24,854,000		289,695,000
Region VII - Central Visayas	238,770,000	24,565,000		263,335,000

Regional Office - VII	238,770,000	24,565,100		263,335,000
Region VIII - Eastern Visayas	244,700,000	24,371,000	1,878,000	270,949,000

Regional Office - VIII	244,700,000	24,371,000	1,878,000	270,949,000

APRIL 29, 2019	OFFICIAL GAZETTE	929
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region IX - Zamboanga Peninswla	121,618,000	24,865,000	11,000,000	157,483,000

Regional Office - IX	121,618,000	24,865,000	11,000,000	157,483,000
Region X - Northern Mindanao	175,325,000	26,869,000	1,304,000	203,498,000

Regional Office - X	175,325,000	26,869,000	1,304,000	203,498,000
Region XI - Davao	111,683,000	23,176,000		134,859,000

Regional Office - XI	111,683,000	23,176,000		134,859,000
Region XII - SOCCSKSARGEN	124,348,000	25,265,000	16,796,000	166,409,000

Regional Office - XII	124,348,000	25,265,000	16,796,000	166,409,000
Region XIII - CARAGA	147,065,000	22,322,000	12,000,000	181,387,000

Regional Office - XIII	147,065,000	22,322,000	12,000,000	181,387,000
Strengthening of Peace and Orders Councils (POCs)		95,890,000		95,890,000

National Capital Region (NCR)		88,221,000		88,221,000

Central Office		87,583,000		87,583,000
Regional Office - NCR		638,000		638,000
Region I - Ilocos		491,000		491,000

Regional Office - I		491,000		491,000
Cordillera Administrative Region (CAR)		367,000		367,000

Regional Office - CAR		367,000		367,000
Region II - Cagayan Valley		440,000		440,000

Regional Office - II		440,000		440,000
Region III - Central Luzon		593,000		593,000

Regional Office - III		593,000		593,000
Region IVA - CALABARZON		350,000		350,000

Regional Office - IVA		350,000		350,000
Region IVB - MIMAROPA		344,000		344,000

Regional Office - IVB		344,000		344,000
Region V - Bicol		368,000		368,000

Regional Office - V		368,000		368,000
Region VI - Western Visayas		575,000		575,000

Regional Office - VI		575,000		575,000
Region VII - Central Visayas		590,000		590,000

Regional Office - VII		590,000		590,000

930	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region VIII - Eastern Visayas		603,000		603,000

Regional Office - VIII		603,000		603,000
Region IX - Zamboanga Peninsula		392,000		392,000

Regional Office - IX		392,000		392,000
Region X - Northern Mindanao		547,000		547,000

Regional Office - X		547,000		547,000
Region XI - Davao		608,000		608,000

Regional Office - XI		608,000		608,000
Region XII - SOCCSKSARGEN		1,028,000		1,028,000

Regional Office - XII		1,028,000		1,028,000
Region XIII - CARAGA		373,000		373,000

Regional Office - XIII		373,000		373,000
PROJECT(S)
Locally-Funded Project(s)	19,351,000	1,345,822,000	1,457,870,000	2,823,043,000

Support for Local Governance program		250,000,000		250,000,000

National Capital Region (NCR)		250,000,000		250,000,000

Central Office		250,000,000		250,000,000
Civil Society Organization/Peoples Participation Partnership Program		17,238,000		17,238,000

National Capital Region (NCR)		17,238,000		17,238,000

Central Office		17,238,000		17,238,000
911 Emergency Services	19,351,000	4,165,000		23,516,000

National Capital Region (NCR)	19,351,000	4,165,000		23,516,000

Central Office	19,351,000	4,165,000		23,516,000
Construction of Building for 911 Emergency Command Center			200,000,000	200,000,000

National Capital Region (NCR)			200,000,000	200,000,000

Central Office			200,000,000	200,000,000
Purchase of Vehicles for 911 Emergency Command Center			3,500,000	3,500,000

National Capital Region (NCR)			3,500,000	3,500,000

Central Office			3,500,000	3,500,000

APRIL 29, 2019	OFFICIAL GAZETTE	931
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Development and Enhancement of LGU 201 Profile System	3,560,000		3,560,000

National Capital Region (NCR)	3,560,000		3,560,000

Central Office	3,560,000		3,560,000
Enhancement of Barangay Information System	19,870,000		19,870,000

National Capital Region (NCR)	19,870,000		19,870,000

Central Office	19,870,000		19,870,000
Enhancement of Programs and Projects Management System	20,878,000		20,878,000

National Capital Region (NCR)	20,878,000		20,878,000

Central Office	20,878,000		20,878,000
Anti-Illegal Drugs Information System	14,346,000	39,380,000	53,726,000

National Capital Region (NCR)	14,346,000	39,380,000	53,726,000

Central Office	14,346,000	39,380,000	53,726,000
Improve LGU Competitiveness and Ease of Doing Business	40,000,000		40,000,000

National Capital Region (NCR)	40,000,000		40,000,000

Central Office	40,000,000		40,000,000
Executive Information System	2,050,000	7,736,000	9,786,000

National Capital Region (NCR)	2,050,000	7,736,000	9,786,000

Central Office	2,050,000	7,736,000	9,786,000
LAN, WAN and IP Telephony Expansion	21,230,000	14,254,000	35,484,000

National Capital Region (NCR)	21,230,000	14,254,000	35,484,000

Central Office	21,230,000	14,254,000	35,484,000
Enhanced Comprehensive Local Integration Program (E-CLIP)	260,400,000		260,400,000

National Capital Region (NCR)	260,400,000		260,400,000

Central Office	260,400,000		260,400,000
Capacitating LGUs on Resettlement Governance	152,289,000		152,289,000

National Capital Region (NCR)	152,289,000		152,289,000

Central Office	152,289,000		152,289,000
Decentralization and Federalism Program	150,000,000		150,000,000

National Capital Region (NCR)	150,000,000		150,000,000

Central Office	150,000,000		150,000,000

932	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Purchase of Emergency Transport Vehicles - Davao del Norte		223,000,000	223,000,000

Region XI - Davao		223,000,000	223,000,000

Regional Office - XI		223,000,000	223,000,000
Public Markets/Farmers Markets (Bagsakan Centers) and Public Cemeteries Projects		970,000,000	970,000,000

National Capital Region (NCR)		970,000,000	970,000,000

Central Office		970,000,000	970,000,000
Support for the Assistance to Municipalities (AM)	185,078,000		185,078,000

National Capital Region (NCR)	185,078,000		185,078,000

Central Office	185,078,000		185,078,000
Support for the Conditional Matching Grant to Provinces (CNGP)	166,208,000		166,208,000

National Capital Region (NCR)	166,208,000		166,208,000

Central Office	166,208,000		166,208,000
Support for Potable Water Supply (SALINTUBIG)	38,510,000		38,510,000

National Capital Region (NCR)	38,510,000		38,510,000

Central Office	38,510,000		38,510,000
Foreign-Assisted Project(s)	16,800,000		16,800,000

Disaster Risk Management - Institutional Strengthening (DRM-IS) Technical Assistance Project	16,800,000		16,800,000

GOP Counterpart	16,800,000		16,800,000

National Capital Region (NCR)	16,800,000		16,800,000

Central Office	16,800,000		16,800,000
LOCAL GOVERNMENT PERFORMANCE OVERSIGHT AND RECOGNITION AND INCENTIVES PROGRAM	1,024,426,000		1,024,426,000

Local Governance Performance Management Program -Performance - Based Challenge Fund for Local Government Units	1,000,000,000		1,000,000,000

National Capital Region (NCR)	1,000,000,000		1,000,000,000

Central Office	1,000,000,000		1,000,000,000
PROJECT(S)
Locally-Funded Project(s)	24,426,000		24,426,000

Lupong Tagapamayapa Incentives Awards	4,426,000		4,426,000

National Capital Region (NCR)	4,426,000		4,426,000

Central Office	4,426,000		4,426,000

APRIL 29, 2019	OFFICIAL GAZETTE	933
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Manila Bay Clean-Up				20,000,000				20,000,000

National Capital Region (NCR)				20,000,000				20,000,000

Central Office				20,000,000				20,000,000

Sub-total, Operations		2,992,336,000		2,873,801,000		1,505,171,000		7,371,308,000

TOTAL NEW APPROPRIATIONS	₱	3,403,495,000	₱	3,359,562,000	₱	1,512,689,000	₱	8,275,746,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,436,005

Total Permanent Positions	2,436,005

Other Compensation Common to All
Personnel Economic Relief Allowance	104,040
Representation Allowance	105,912
Transportation Allowance	105,912
Clothing and Uniform Allowance	26,010
Mid-Year Bonus - Civilian	203,001
Year End Bonus	203,001
Cash Gift	21,675
Productivity Enhancement Incentive	21,675
Step Increment	6,087

Total Other Compensation Common to All	797,313

Other Benefits
PAG-IBIG Contributions	5,201
PhilHealth Contributions	22,838
Employees Compensation Insurance Premiums	5,201
Retirement Gratuity	83,656
Loyalty Award - Civilian	4,850
Terminal leave	29,080

Total Other benefits	150,826

Non-Permanent Position	19,351

Total Personnel Services	3,403,495

934	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance and Other Operating Expenses
Travelling Expenses	220,163
Training and Scholarship Expenses	515,444
Supplies and Materials Expenses	106,659
Utility Expenses	80,324
Communication Expenses	143,561
Awards/Rewards and Prizes	4,310
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	80,600
Extraordinary and Miscellaneous Expenses	5,381
Professional Services	71,261
General Services	551,821
Repairs and Maintenance	56,993
Financial Assistance/Subsidy	1,359,122
Taxes, Insurance Premiums and Other Fees	22,939
Other Maintenance and Operating Expenses
Advertising Expenses	1,388
Printing and Publication Expenses	61,297
Representation Expenses	1,832
Transportation and Delivery Expenses	4,282
Rent/Lease Expenses	61,964
Membership Dues and Contributions to Organizations	21
Subscription Expenses	6,200
Other Maintenance and Operating Expenses	4,000

Total Maintenance and Other Operating Expenses	3,359,562

Total Current Operating Expenditures	6,763,057

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	300,000
Buildings and Other Structures	909,000
Machinery and Equipment Outlay	63,620
Transportation Equipment Outlay	233,700
Furniture, Fixtures and Books Outlay	6,369

Total Capital Outlays	1,512,689

TOTAL NEW APPROPRIATIONS	8,275,746

B. BUREAU OF FIRE PROTECTION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	22,217,235,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	2,978,319,000	₱	165,115,000	₱	55,901,000	₱	3,199,335,000

APRIL 29, 2019	OFFICIAL GAZETTE	935
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Operations		16,891,652,000		1,450,179,000		676,069,000		19,017,900,000

FIRE PREVENTION MANAGEMENT PROGRAM		95,436,000		212,825,000				308,261,000
FIRE AND EMERGENCY MANAGEMENT PROGRAM		16,796,216,000		1,237,354,000		676,069,000		18,709,639,000

TOTAL NEW APPROPRIATIONS	₱	19,869,971,000	₱	1,615,294,000	₱	731,970,000	₱	22,217,235,000

Special Provision(s)

1. Fire Code Revenues. In addition to the amount appropriated herein, One Billion Pesos (₱1,000,000,000) shall be used for the modernization of the Bureau of Fire Protection (BFP), including the acquisition and improvement of facilities, purchase of firetrucks, fire fighting and personal protective equipment, and emergency and rescue equipment sourced from eighty percent (80%) of the taxes, fees and fines collected in accordance with Section 13 of R.A. No. 9514.

2. Trust Receipts from Firearms License Fees. Twenty percent (20%) net proceeds of the firearms license fees collected by the PNP shall be used for the scholarship privileges to surviving children of deceased or permanently incapacitated firefighter in accordance with R.A. No. 6963. Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with DBM-DILG J.C No. 1-92 dated May 8, 1992 and E.O. No. 338, s. 1996.

3. Maintenance and Other Operating Expenses of Fire Stations. The amount appropriated for the MODE of the district, city and municipal fire stations, included under the budget of the BFP’s regional offices, shall be distributed within five (5) days from receipt of the allocation based on the criteria determined jointly by the DBM, DILG and BFP.

4. Use of Maintenance and Other Operating Expenses for Payment of Damages. The Chief of the BFP is authorized, subject to the approval of the Secretary of the Interior and Local Government, to utilize MODE for the payment of damages to property and for injury and death of civilians resulting from lawful fire operations as determined by a competent court.

5. Rice Subsidy. The amount of One Hundred Eighty Four Million Three Hundred Fourteen Thousand Pesos (₱184,314,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of BFP.

6. Reporting and Posting Requirements. The BFP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) BFP’s website.

The BFP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

7. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects, by Operating Units

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	28,184,000	₱	165,115,000	₱	55,901,000	₱	249,200,000

National Capital Region (NCR)		28,184,000		165,115,000		55,901,000		249,200,000

Regional Office - NCR		28,184,000		165,115,000		55,901,000		249,200,000
Administration of Personnel Benefits		2,950,135,000						2,950,135,000

National Capital Region (NCR)		2,950,135,000						2,950,135,000

936	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Regional Office - NCR	2,950,135,000			2,950,135,000

Sub-total, General Administration and Support	2,978,319,000	165,115,000	55,901,000	3,199,335,000

Operations
Protection of communities from destructive fires and other emergencies improved	16,891,652,000	1,450,179,000	676,069,000	19,017,900,000

FIRE PREVENTION MANAGEMENT PROGRAM	95,436,000	212,825,000		308,261,000

Enforcement of fire safety, laws, rules, regulations and others	68,604,000	108,843,000		177,447,000

National Capital Region (NCR)	68,604,000	108,843,000		177,447,000

Regional Office - NCR	68,604,000	108,843,000		117,447,000
Information, Education and Communication (IEC) activities	26,832,000	103,982,000		130,814,000

National Capital Region (NCR)	26,832,000	103,982,000		130,814,000

Regional Office - NCR	26,832,000	103,982,000		130,814,000
FIRE AND EMERGENCY MANAGEMENT PROGRAM	16,796,216,000	1,237,354,000	676,069,000	18,709,639,000

Fire operations activities	16,772,626,000	1,189,894,000	428,604,000	18,391,124,000

National Capital Region (NCR)	16,772,626,000	1,189,894,000	428,604,000	18,391,124,000

Regional Office - NCR	16,772,626,000	1,189,894,000	428,604,000	18,391,124,000
Fire investigation activities	281,000	22,302,000		22,583,000

National Capital Region (NCR)	281,000	22,302,000		22,583,000

Regional Office - NCR	281,000	22,302,000		22,583,000
Non-fire activities	23,309,000	14,832,000		38,141,000

National Capital Region (NCR)	23,309,000	14,832,000		38,141,000

Regional Office - NCR	23,309,000	14,832,000		38,141,000
PROJECT(S)
Locally-Funded Project(s)		10,326,000	247,465,000	257,791,000

Fire Command and Control Operation System Project Phase II		7,048,000		7,048,000

National Capital Region (NCR)		7,048,000		7,048,000

Regional Office - NCR		7,048,000		7,048,000
Fire Code Enforcement and Fees Collection Web Portal Project Phase II		3,278,000	9,465,000	12,743,000

National Capital Region (NCR)		3,278,000	9,465,000	12,743,000

Regional Office - NCR		3,278,000	9,465,000	12,743,000

APRIL 29, 2019	OFFICIAL GAZETTE	937
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Construction of Fire Stations						50,000,000		50,000,000

National Capital Region (NCR)						50,000,000		50,000,000

Central Office						50,000,000		50,000,000
Procurement of Firetrucks						135,000,000		135,000,000

National Capital Region (NCR)						135,000,000		135,000,000

Central Office						135,000,000		135,000,000
Procurement of Firetracks, Rescue Vehicles and Rescue Tools						33,000,000		33,000,000

Region V - Bicol						33,000,000		33,000,000

Regional Office - V						33,000,000		33,000,000
Construction of Fire Stations						8,000,000		8,000,000

Region VI - Western Visayas						8,000,000		8,000,000

Regional Office - VI						8,000,000		8,000,000
Procurement of Firetrucks						12,000,000		12,000,000

Region VI - Western Visayas						12,000,000		12,000,000

Regional Office - VI						12,000,000		12,000,000

Sub-total, Operations		16,891,652,000		1,450,179,000		676,069,000		19,017,900,000

TOTAL NEW APPROPRIATIONS	₱	19,869,971,000	₱	1,615,294,000	₱	731,970,000	₱	22,217,235,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	108,764

Total Permanent Positions	108,764

Other Compensation Common to All
Personnel Economic Relief Allowance	9,984
Representation Allowance	360
Transportation Allowance	360
Clothing and Uniform Allowance	2,496
Mid-Year Bonus - Civilian	9,064
Year End Bonus	9,064

938	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Cash Gift	2,080
Productivity Enhancement Incentive	2,080
Step Increment	273

Total Other Compensation Common to All	35,761

Other Benefits
PAG-IBIG Contributions	499
PhilHealth Contributions	1,387
Employees Compensation Insurance Premiums	499
Loyalty Award - Civilian	300

Total Other Benefits	2,685

Military/Uniformed Personnel
Basic Pay
Base Pay	9,249,506
Creation of New Positions	803,121

Total Basic Pay	10,052,627

Other Compensation Common to All
Personnel Economic Relief Allowance	568,656
Clothing/ Uniform Allowance	197,100
Subsistence Allowance	1,297,247
Laundry Allowance	8,923
Quarters Allowance	124,187
Longevity Pay	3,173,106
Mid-Year Bonus - Military/Uniformed Personnel	770,792
Year-end Bonus	770,792
Cash Gift	118,470
Productivity Enhancement Incentive	118,470

Total Other Compensation Common to All	7,147,743

Other Compensation for Specific Groups
Hazardous Duty Pay	37,076
Hazard Duty Pay	153,537
Training Subsistence Allowance	7,128
Hospitalization Expenses	14,065
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	1,094,724

Total Other Compensation for Specific Groups	1,306,530

Other Benefits
Special Group Term Insurance	1,706
PAG-IBIG Contributions	28,433
PhilHealth Contributions	104,999
Employees Compensation Insurance Premiums	28,433
Retirement Gratuity	542,499
Terminal Leave	509,791

Total Other Benefits	1,215,861

Total Personnel Services	19,869,971

APRIL 29, 2019	OFFICIAL GAZETTE	939
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Maintenance and Other Operating Expenses
Travelling Expenses	82,063
Training and Scholarship Expenses	21,951
Supplies and Materials Expenses	709,207
Utility Expenses	108,767
Communication Expenses	56,113
Awards/Rewards and Prizes	1,095
Professional Services	5,176
General Services	9,255
Repairs and Maintenance	280,246
Financial Assistance/Subsidy	184,314
Taxes, Insurance Premiums and Other Fees	38,418
Other Maintenance and Operating Expenses
Advertising Expenses	3,437
Printing and Publication Expenses	92,289
Transportation and Delivery Expenses	885
Rent/Lease Expenses	20,584
Subscription Expenses	1,330
Other Maintenance and Operating Expenses	164

Total Maintenance and Other Operating Expenses	1,615,294

Total Current Operating Expenditures	21,485,265

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	163,000
Machinery and Equipment Outlay	535,484
Transportation Equipment Outlay	6,500
Furniture, Fixtures and Books Outlay	26,986

Total Capital Outlays	731,970

TOTAL NEW APPROPRIATIONS	22,217,235

C. BUREAU OF JAIL MANAGEMENT AND PENOLOGY

For general administration and support, and operations, including locally-funded projects, as indicated hereunder	₱	19,865,964,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,653,930,000	₱	254,766,000	₱	33,741,000	₱	1,942,437,000
Operations		8,157,499,000		6,716,831,000		3,049,197,000		17,923,527,000

INMATES’ SAFEKEEPING AND DEVELOPMENT PROGRAM		8,157,499,000		6,716,831,000		3,049,197,000		17,923,527,000

TOTAL NEW APPROPRIATIONS	₱	9,811,429,000	₱	6,971,597,000	₱	3,082,938,000	₱	19,865,964,000

940	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Special Provision(s)

1. Trust Receipts from Firearms License Fees. Ten-percent (10%) net proceeds of the firearms license fees collected by the PNP shall be used for the scholarship privileges to surviving children of deceased or permanently incapacitated jail officers in accordance with R.A. No. 6963. Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with DBM-DILG J. C. No. 1-92 dated May 8, 1992 and E.O. No. 338. s. 1996.

2. Subsistence and Medicine Allowance of Inmates. The amounts appropriated herein shall cover daily subsistence and medicine allowance at Four Billion Six Hundred Sixty Four Million Three Hundred Six Thousand Pesos (₱4,664,306,000) and Nine Hundred Ninety Nine Million Four Hundred Ninety Four Thousand Pesos (₱999,494,000), respectively, for One Hundred Eighty Two Thousand Five Hundred Fifty Six (182,556) assumed number of inmates for the year.

3. Jail Facilities and Personnel. Notwithstanding Section 60 of R.A. No. 6975, the PNP shall continue to provide an adequate number of uniformed personnel to act as jail guards in the various city, municipal, and district jails throughout the country until after sufficient jail guard positions have been created for the purpose.

The PNP shall ensure that uniformed women personnel assigned as jail guards shall be in proportion to the number of jails for women. Likewise, separate facilities and cells for women shall form part of the standard design in the construction and improvement of jails and its facilities.

4. Rice Subsidy. The amount of Ninety Four Million Two Hundred Forty Seven Thousand Pesos (₱94,247,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of the Bureau of Jail Management and Penology (BJMP).

5. Reporting and Posting Requirements. The BJMP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) BJMP’s website.

The BJMP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

6. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects, By Operating Units

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,190,000	₱	254,766,000	₱	33,741,000	₱	309,697,000

National Capital Region (NCR)		21,190,000		254,766,000		33,741,000		309,697,000

Regional Office - NCR		21,190,000		254,766,000		33,741,000		309,697,000
Administration of Personnel Benefits		1,632,740,000						1,632,740,000

National Capital Region (NCR)		1,632,740,000						1,632,740,000

Regional Office - NCR		1,632,740,000						1,632,740,000

Sub-total, General Administration and Support		1,653,930,000		254,766,000		33,741,000		1,942,437,000

Operations
Safe and Humane Management of all district, city and municipal jails enhanced		8,157,499,000		6,716,831,000		3,049,197,000		17,923,527,000

APRIL 29, 2019	OFFICIAL GAZETTE	941
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

INMATES’ SAFEKEEPING AND DEVELOPMENT PROGRAM		8,157,499,000		6,716,831,000		3,049,197,000		17,923,527,000

Custody, safekeeping and rehabilitation of district, city and municipal inmates awaiting investigation, trial and/or transfer to the national penitentiary		8,157,499,000		6,701,539,000		100,968,000		14,960,006,000

National Capital Region (NCR)		8,157,499,000		6,701,539,000		100,968,000		14,960,006,000

Regional Office - NCR		8,157,499,000		6,701,539,000		100,968,000		14,960,006,000
PROJECT(S)
Locally-Funded Project(s)				15,292,000		2,948,229,000		2,963,521,000

Construction of Jail Buildings						2,890,159,000		2,890,159,000

National Capital Region (NCR)						2,890,159,000		2,890,159,000

Regional Office - NCR						2,890,159,000		2,890,159,000
Jail Service Intelligence Operations Center				1,000,000				1,000,000

National Capital Region (NCR)				1,000,000				1,000,000

Regional Office - NCR				1,000,000				1,000,000
Unified Digital Communication and Dispatch System				1,143,000				1,143,000

National Capital Region (NCR)				1,143,000				1,143,000

Regional Office - NCR				1,143,000				1,143,000
Single Carpeta Project System Roll-Out				13,149,000		58,070,000		71,219,000

National Capital Region (NCR)				13,149,000		58,070,000		71,219,000

Regional Office - NCR				13,149,000		58,070,000		71,219,000

Sub-total, Operations		8,157,499,000		6,716,831,000		3,049,197,000		17,923,527,000

TOTAL NEW APPROPRIATIONS	₱	9,811,429,000	₱	6,971,597,000	₱	3,082,938,000	₱	19,865,964,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	32,136

Total Permanent Positions	32,136

942	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Compensation Common to All
Personnel Economic Relief Allowance	2,040
Representation Allowance	522
Transportation Allowance	522
Clothing and Uniform Allowance	510
Mid-Year Bonus - Civilian	2,678
Year End Bonus	2,678
Cash Gift	425
Productivity Enhancement Incentive	425
Step Increment	80

Total Other Compensation Common to All	9,880

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	435

Total Other Compensation for Specific Groups	435

Other Benefits
PAG-IBIG Contributions	102
PhilHealth Contributions	351
Employees Compensation Insurance Premiums	102
Loyalty Award - Civilian	50
Terminal Leave	4,393

Total Other Benefits	4,998

Military/Uniformed Personnel
Basic Pay
Base Pay	4,807,145
Creation of New Positions	575,960

Total Basic Pay	5,383,105

Other Compensation Common to All
Personnel Economic Relief Allowance	289,992
Clothing/Uniform Allowance	122,777
Subsistence Allowance	661,544
Laundry Allowance	4,698
Quarters Allowance	63,730
Longevity Pay	1,067,967
Mid-Year Bonus - Military/Uniformed Personnel	400,595
Year-end Bonus	400,595
Cash Gift	60,415
Productivity Enhancement Incentive	60,415

Total Other Compensation Common to All	3,132,728

Other Compensation for Specific Groups
Hazardous Duty Pay	19,427
Hazard Duty Pay	78,298

APRIL 29, 2019	OFFICIAL GAZETTE	943
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Training Subsistence Allowance	4,800
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	508,319

Total Other Compensation for Specific Groups	610,844

Other Benefits
Special Group Term Insurance	870
PAG-IBIG Contributions	14,500
PhilHealth Contributions	63,365
Employees Compensation Insurance Premiums	14,500
Retirement Gratuity	208,985
Terminal Leave	335,083

Total Other Benefits	637,303

Total Personnel Services	9,811,429

Maintenance and Other Operating Expenses
Travelling Expenses	29,264
Training and Scholarship Expenses	22,389
Supplies and Materials Expenses	6,242,892
Utility Expenses	211,326
Communication Expenses	100,911
Awards/Rewards and Prizes	3,587
Survey, Research, Exploration and Development Expenses	1,500
Professional Services	18,960
General Services	1,900
Repairs and Maintenance	162,180
Financial Assistance/Subsidy	94,247
Taxes, Insurance Premiums and Other Fees	27,563
Other Maintenance and Operating Expenses
Advertising Expenses	281
Printing and Publication Expenses	10,557
Representation Expenses	1,000
Transportation and Delivery Expenses	1,238
Rent/Lease Expenses	10,000
Subscription Expenses	27,683
Donations	62
Other Maintenance and Operating Expenses	4,057

Total Maintenance and Other Operating Expenses	6,971,597

Total Current Operating Expenditures	16,783,026

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	2,929,617
Machinery and Equipment Outlay	131,321
Transportation Equipment Outlay	22,000

Total Capital Outlays	3,082,938

TOTAL NEW APPROPRIATIONS	19,865,964

944	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

D. LOCAL GOVERNMENT ACADEMY

For general administration and support, and operations, including locally-funded project(s) as indicated hereunder	₱	258,679,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	13,074,000	₱	34,932,000	₱	944,000	₱	48,950,000
Operations		22,014,000		184,065,000		3,650,000		209,729,000

LGU AND DILG LG-SECTOR PERSONNEL CAPACITY DEVELOPMENT PROGRAM		22,014,000		184,065,000		3,650,000		209,729,000

TOTAL NEW APPROPRIATIONS	₱	35,088,000	₱	218,997,000	₱	4,594,000	₱	258,679,000

Special Provision(s)

1. Enhancing Local Government Unit Capacity on Climate Change Adaptation and Disaster Risk Management Framework. The amount of Seventy Six Million Pesos (₱76,000,000) appropriated herein for the Enhancement of LGU Capacity on Climate Change Adaptation and Disaster Risk Management Framework shall be used to enable LGUs to effectively implement disaster prevention and risk reduction measures through the strengthening of communities and people’s capacity to anticipate, cope with, and recover from disasters.

2. Training Programs. The DILG, through the Local Government Academy (LGA), in cooperation with the Climate Change Commission and the Philippine Information Authority (PIA), shall conduct training programs on enhanced local climate change action plans and peer-to-peer learning exchanges on best practices on climate change adaptation and mitigation. It shall embark on a massive information campaign for LGUs through seminars and training programs on laws on environmental protection, ecological solid waste management, and measures towards the preservation of their indigenous culture. In the grant of awards and recognition to LGUs, the DILG shall include in its criteria the LGUs implementation of the said programs.

The LGA shall co-develop training modules on Conditional Matching Grant to Provinces to ensure that roads and connectivity investments take full advantage of high capacity transit modes by ensuring connections that both increase the ridership and expand the catchment area that can be served by the high capacity transit networks.

3. Prohibition on the Use of Funds. No appropriations authorized herein shall be used for the lakbay-aral and other similar activities of local government officials and employees.

4. Reporting and Posting Requirements. The LGA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) LGA’s website.

The LGA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

APRIL 29, 2019	OFFICIAL GAZETTE	945
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,074,000	₱	34,932,000	₱	944,000	₱	48,950,000

Sub-total, General Administration and Support		13,074,000		34,932,000		944,000		48,950,000

Operations
Local governance capacity of LGU and DILG LG sector personnel improved		22,014,000		184,065,000		3,650,000		209,729,000

LGU AND DILG LG-SECTOR PERSONNEL CAPACITY DEVELOPMENT PROGRAM		22,014,000		184,065,000		3,650,000		209,729,000

Conduct of research studies and formulation of policies, guidelines for LGU and department personnel related to capacity building		9,491,000		13,906,000		1,200,000		24,597,000
Development and implementation of capacity development programs for LGU and DILG LG-sector personnel		12,523,000		167,349,000		2,450,000		182,122,000
PROJECT(S)
Locally-Funded Project(s)				2,810,000				2,810.000

Enhanced ICT Infrastructure Online Programs				2,810,000				2,810,000

Sub-total, Operations		22,014,000		184,065,000		3,650,000		209,729,000

TOTAL NEW APPROPRIATIONS	₱	35,088,000	₱	218,997,000	₱	4,594,000	₱	258,679,000

New Appropriations, by objects of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								27,155

Total Permanent Positions								27,155

946	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Compensation Common to All
Personnel Economic Relief Allowance	1,224
Representation Allowance	450
Transportation Allowance	450
Clothing and Uniform Allowance	306
Mid-Year Bonus - Civilian	2,264
Year End Bonus	2,264
Cash Gift	255
Productivity Enhancement Incentive	255
Step Increment	69

Total Other Compensation Common to All	7,537

Other Benefits
PAG-IBIG Contributions	61
PhilHealth Contributions	274
Employees Compensation Insurance Premiums	61

Total Other Benefits	396

Total Personnel Services	35,088

Maintenance and Other Operating Expenses
Travelling Expenses	1,693
Training and Scholarship Expenses	172,843
Supplies and Materials Expenses	6,072
Utility Expenses	4,008
Communication Expenses	4,884
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	2,412
General Services	6,490
Repairs and Maintenance	7,938
Taxes, Insurance Premiums and Other Fees	470
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,146
Transportation and Delivery Expenses	102
Rent/Lease Expenses	10,324
Membership Dues and Contributions to Organizations	50
Subscription Expenses	447

Total Maintenance and Other Operating Expenses	218,997

Total Current Operating Expenditures	254,085

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	500
Machinery and Equipment Outlay	3,650
Furniture, Fixtures and looks Outlay	444

Total Capital Outlay	4,594

TOTAL NEW APPROPRIATIONS	258,679

APRIL 29, 2019	OFFICIAL GAZETTE	947
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

E. NATIONAL POLICE COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	1,736,067,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	260,962,000	₱	152,193,000	₱	2,002,000	₱	415,157,000
Operations		1,241,244,000		79,666,000				1,320,910,000

POLICE ADMINISTRATION PROGRAM		1,204,926,000		72,373,000				1,277,299,000
CRIME PREVENTION AND COORDINATION PROGRAM		36,318,000		7,293,000				43,611,000

TOTAL NEW APPROPRIATIONS	₱	1,502,206,000	₱	231,859,000	₱	2,002,000	₱	1,736,067,000

Special Provision(s)

1. Payment of Police Benefits. The amount of Eight Hundred Thirty Five Million One Hundred Forty Five Thousand Pesos (₱835,145,000) appropriated herein for the payment of police benefits shall be released upon submission by the National Police Commission (NAPOLCOM) of the list of claimants with the corresponding benefits and amount.

2. Reporting and Posting Requirements. The NAPOLCOM shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) NAPOLCOM’s website.

The NAPOLCOM shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects, By Operating Units

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	256,390,000	₱	152,193,000	2,002,000	₱	410,585,000

National Capital Region (NCR)		105,910,000		101,232,000	2,002,000		209,144,000

Central Office		93,868,000		94,717,000	2,002,000		190,587,000
Regional Office - NCR		12,042,000		6,515,000			18,557,000

948	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region I - Ilocos	8,254,000	2,601,000	10,855,000

Regional Office - I	8,254,000	2,601,000	10,855,000
Cordillera Administrative Region (CAR)	6,681,000	2,472,000	9,153,000

Regional Office - CAR	6,681,000	2,472,000	9,153,000
Region II - Cagayan Valley	9,822,000	2,737,000	12,559,000

Regional Office - II	9,822,000	2,737,000	12,559,000
Region III - Central Luzon	10,374,000	2,994,000	13,368,000

Regional Office - III	10,374,000	2,994,000	13,368,000
Region IVA - CALABARZON	6,720,000	3,270,000	9,990,000

Regional Office - IVA	6,720,000	3,270,000	9,990,000
Region IVB - MIMAROPA	7,160,000	2,209,000	9,369,000

Regional Office - IVB	7,160,000	2,209,000	9,369,000
Region V - Bicol	12,153,000	3,379,000	15,532,000

Regional Office - V	12,153,000	3,379,000	15,532,000
Region VI - Western Visayas	12,070,000	3,625,000	15,695,000

Regional Office - VI	12,070,000	3,625,000	15,695,000
Region VII - Central Visayas	10,145,000	3,666,000	13,811,000

Regional Office - VII	10,145,000	3,666,000	13,811,000
Region VIII - Eastern Visayas	13,067,000	4,313,000	17,380,000

Regional Office - VIII	13,067,000	4,313,000	17,380,000
Region IX - Zamboanga Peninsula	11,203,000	3,383,000	14,586,000

Regional Office - IX	11,203,000	3,383,000	14,586,000
Region X - Northern Mindanao	9,489,000	3,693,000	13,182,000

Regional Office - X	9,489,000	3,693,000	13,182,000
Region XI - Davao	10,703,000	4,164,000	14,867,000

Regional Office - XI	10,703,000	4,164,000	14,867,000
Region XII - SOCCSKSARGEN	8,573,000	2,970,000	11,543,000

Regional Office - XII	8,573,000	2,970,000	11,543,000
Region XIII - CARAGA	3,663,000	2,803,000	6,466,000

Regional Office - XIII	3,663,000	2,803,000	6,466,000

APRIL 29, 2019	OFFICIAL GAZETTE	949
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Autonomous Region in Muslim Mindanao (ARMM)	10,403,000	2,682,000		13,085,000

Regional Office - ARMM	10,403,000	2,682,000		13,085,000
Administration of Personnel Benefits	4,572,000			4,572,000

National Capital Region (NCR)	4,572,000			4,572,000

Central Office	4,572,000			4,572,000

Sub-total, General Administration and Support	260,962,000	152,193,000	2,002,000	415,157,000

Operations
Police Professionalized	1,241,244,000	79,666,000		1,320,910,000

POLICE ADMINISTRATION PROGRAM	1,204,926,000	72,373,000		1,277,299,000

POLICE SUPERVISION SUB-PROGRAM	178,959,000	65,356,000		244,315,000

Oversight of Police Administration and Operations	30,311,000	31,485,000		61,796,000

National Capital Region (NCR)	30,311,000	31,485,000		61,796,000

Central Office	30,311,000	31,485,000		61,796,000
Development and Administration of PNP Entrance and Promotional Examinations	16,806,000	19,685,000		36,491,000

National Capital Region (NCR)	11,369,000	11,688,000		23,057,000

Central Office	11,032,000	10,888,000		21,920,000
Regional Office - NCR	337,000	800,000		1,137,000
Region I - Ilocos	337,000	400,000		737,000

Regional Office - I	337,000	400,000		737,000
Cordillera Administrative Region (CAR)	229,000	480,000		709,000

Regional Office - CAR	229,000	480,000		709,000
Region II - Cagayan Valley	337,000	400,000		737,000

Regional Office - II	337,000	400,000		737,000
Region III - Central Luzon	340,000	450,000		790,000

Regional Office - III	340,000	450,000		790,000
Region IVA - CALABARZON	254,000	400,000		654,000

Regional Office - IVA	254,000	400,000		654,000
Region IVB - MIMAROPA	254,000	400,000		654,000

Regional Office - IVB	254,000	400,000		654,000

950	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region V - Bicol	340,000	650,000	990,000

Regional Office - V	340,000	650,000	990,000
Region VI - Western Visayas	340,000	917,000	1,257,000

Regional Office - VI	340,000	917,000	1,257,000
Region VII - Central Visayas	367,000	650,000	1,017,000

Regional Office - VII	367,000	650,000	1,017,000
Region VIII - Eastern Visayas	367,000	750,000	1,117,000

Regional Office - VIII	367,000	750,000	1,117,000
Region IX - Zamboanga Peninsula	340,000	400,000	740,000

Regional Office - IX	340,000	400,000	740,000
Region X - Northern Mindanao	337,000	400,000	737,000

Regional Office - X	337,000	400,000	737,000
Region XI - Davao	337,000	500,000	837,000

Regional Office - XI	337,000	500,000	837,000
Region XII - SOCCSKSARGEN	345,000	400,000	745,000

Regional Office - XII	345,000	400,000	745,000
Region XIII - CARAGA	648,000	400,000	1,048,000

Regional Office - XIII	648,000	400,000	1,048,000
Autonomous Region in Muslim Mindanao (ARMM)	265,000	400,000	665,000

Regional Office - ARMM	265,000	400,000	665,000
Inspection and audit of PNP offices, monitoring, review and evaluation of RAPOLCOM policies and standards	131,842,000	14,186,000	146,028,000

National Capital Region (NCR)	55,899,000	5,258,000	61,157,000

Central Office	47,973,000	4,650,000	52,623,000
Regional Office - NCR	7,926,000	608,000	8,534,000
Region I - Ilocos	5,288,000	542,000	5,830,000

Regional Office - I	5,288,000	542,000	5,830,000
Cordillera Administrative Region (CAR)	2,299,000	465,000	2,764,000

Regional Office - CAR	2,299,000	465,000	2,764,000
Region II - Cagayan Valley	6,435,000	620,000	7,055,000

Regional Office - II	6,435,000	620,000	7,055,000

APRIL 29, 2019	OFFICIAL GAZETTE	951
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region III - Central Luzon	6,352,000	777,000	7,129,000

Regional Office - III	6,352,000	777,000	7,129,000
Region IVA - CALABARZON	2,509,000	574,000	3,083,000

Regional Office - IVA	2,509,000	574,000	3,083,000
Region IVB - MIMAROPA	4,927,000	536,000	5,463,000

Regional Office - IVB	4,927,000	536,000	5,463,000
Region V - Bicol	6,351,000	487,000	6,838,000

Regional Office - V	6,351,000	487,000	6,838,000
Region VI - Western Visayas	4,835,000	374,000	5,209,000

Regional Office - VI	4,835,000	374,000	5,209,000
Region VII - Central Visayas	6,360,000	460,000	6,820,000

Regional Office - VII	6,360,000	460,000	6,820,000
Region VIII - Eastern Visayas	4,364,000	551,000	4,915,000

Regional Office - VIII	4,364,000	551,000	4,915,000
Region IX - Zamboanga Peninsula	4,731,000	555,000	5,286,000

Regional Office - IX	4,731,000	555,000	5,286,000
Region X - Northern Mindanao	6,467,000	765,000	7,232,000

Regional Office - X	6,467,000	765,000	7,232,000
Region XI - Davao	6,321,000	640,000	6,961,000

Regional Office - XI	6,321,000	640,000	6,961,000
Region XII - SOCCSKSARGEN	4,954,000	565,000	5,519,000

Regional Office - XII	4,954,000	565,000	5,519,000
Region XIII - CARAGA		387,000	387,000

Regional Office - XIII		387,000	387,000
Autonomous Region in Muslim Mindanao (ARMM)	3,750,000	630,000	4,380,000

Regional Office - ARMM	3,750,000	630,000	4,380,000
POLICE DISCIPLINARY SUB-PROGRAM	184,511,000	6,679,000	191,190,000

Management of Police Summary Dismissal Cases (NAPOLCOM Disciplinary Machinery)	4,284,000		4,284,000

National Capital Region (NCR)	4,284,000		4,284,000

Central Office	4,284,000		4,284,000

952	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Adjudication of Appeals (National Appellate Board and Regional Appellate Board)	54,056,000	1,319,000	55,375,000

National Capital Region (NCR)	18,200,000	569,000	18,769,000

Central Office	3,597,000	319,000	3,916,000
Regional office - NCR	14,603,000	250,000	14,853,000
Region I - Ilocos	2,580,000	50,000	2,630,000

Regional Office - I	2,580,000	50,000	2,630,000
Cordillera Administrative Region (CAR)	2,699,000	50,000	2,749,000

Regional Office - CAR	2,699,000	50,000	2,749,000
Region II - Cagayan Valley	2,772,000	50,000	2,822,000

Regional Office - II	2,772,000	50,000	2,822,000
Region III - Central Luzon	2,741,000	50,000	2,791,000

Regional Office - III	2,741,000	50,000	2,791,000
Region IVA - CALABARZON	609,000	50,000	659,000

Regional Office - IVA	609,000	50,000	659,000
Region IVB - MIMAROPA	2,329,000	50,000	2,379,000

Regional Office - IVB	2,329,000	50,000	2,379,000
Region V - Bicol	2,727,000	50,000	2,777,000

Regional Office - V	2,727,000	50,000	2,777,000
Region VI - Western Visayas	2,727,000	50,000	2,777,000

Regional Office - VI	2,727,000	50,000	2,777,000
Region VII - Central Visayas	2,378,000	50,000	2,428,000

Regional Office - VII	2,378,000	50,000	2,428,000
Region VIII – Eastern Visayas	2,944,000	50,000	2,994,000

Regional Office - VIII	2,944,000	50,000	2,994,000
Region IX - Zamboanga Peninsula	2,435,000	50,000	2,485,000

Regional Office - IX	2,435,000	50,000	2,485,000
Region X - Northern Mindanao	2,041,000	50,000	2,091,000

Regional Office - X	2,041,000	50,000	2,091,000
Region XI - Davao	2,474,000	50,000	2,524,000

Regional Office - XI	2,474,000	50,000	2,524,000

APRIL 29, 2019	OFFICIAL GAZETTE	953
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region XII - SOCCSKSARGEN	2,358,000	50,000	2,408,000

Regional Office - XII	2,358,000	50,000	2,408,000
Region XIII - CARAGA	29,000		29,000

Regional Office - XIII	29,000		29,000
Autonomous Region in Muslim Mindanao (ARMM)	2,013,000	50,000	2,063,000

Regional Office - ARNI	2,013,000	50,000	2,063,000
Rendition of Opinions and Legal Services	126,171,000	5,360,000	131,531,000

National Capital Region (NCR)	31,991,000	2,540,000	34,531,000

Central Office	16,506,000	2,373,000	18,879,000
Regional Office - NCR	15,485,000	167,000	15,652,000
Region I - Ilocos	7,886,000	177,000	8,063,000

Regional Office - I	7,886,000	177,000	8,063,000
Cordillera Administrative Region (CAR)	7,969,000	197,000	8,166,000

Regional Office - CAR	7,969,000	197,000	8,166,000
Region II - Cagayan Valley	3,385,000	207,000	3,592,000

Regional Office - II	3,385,000	207,000	3,592,000
Region III - Central Luzon	9,577,000	187,000	9,764,000

Regional Office - III	9,577,000	187,000	9,764,000
Region IVA - CALABARZON	6,145,000	197,000	6,342,000

Regional Office - IVA	6,145,000	197,000	6,342,000
Region IVB - MIMAROPA	4,502,000	126,000	4,628,000

Regional Office - IVB	4,502,000	126,000	4,628,000
Region V - Bicol	4,987,000	202,000	5,189,000

Regional Office - V	4,987,000	202,000	5,189,000
Region VI - Western Visayas	9,497,000	238,000	9,735,000

Regional Office - VI	9,497,000	238,000	9,735,000
Region VII - Central Visayas	7,820,000	207,000	8,027,000

Regional Office - VII	7,820,000	207,000	8,027,000
Region VIII - Eastern Visayas	11,147,000	187,000	11,334,000

Regional Office - VIII	11,147,000	187,000	11,334,000

954	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IX - Zamboanga Peninsula	3,325,000	197,000	3,522,000

Regional Office - IX	3,325,000	197,000	3,522,000
Region X - Northern Mindanao	4,838,000	182,000	5,020,000

Regional Office - X	4,838,000	182,000	5,020,000
Region XI - Davao	7,948,000	162,000	8,110,000

Regional Office - XI	7,948,000	162,000	8,110,000
Region XII - SOCCSKSARGEN	1,740,000	167,000	1,907,000

Regional Office - XII	1,740,000	167,000	1,907,000
Region XIII - CARAGA	1,547,000	58,000	1,605,000

Regional Office - XIII	1,547,000	58,000	1,605,000
Autonomous Region in Muslim Mindanao (ARMM)	1,867,000	129,000	1,996,000

Regional Office - ARMM	1,867,000	129,000	1,996,000
POLICE WELFARE AND BENEFITS ADMINISTRATION SUB-PROGRAM	841,456,000	338,000	841,794,000

Management of Police Benefit Funds	841,456,000	338,000	841,794,000

National Capital Region (NCR)	737,586,000	58,000	737,644,000

Central Office	704,145,000		704,145,000
Regional Office - NCR	33,441,000	58,000	33,499,000
Region I - Ilocos	6,471,000	20,000	6,491,000

Regional Office - I	6,471,000	20,000	6,491,000
Cordillera Administrative Region (CAR)	4,471,000	20,000	4,491,000

Regional Office - CAR	4,471,000	20,000	4,491,000
Region II - Cagayan Valley	5,441,000	20,000	5,461,000

Regional Office - II	5,441,000	20,000	5,461,000
Region III - Central Luzon	7,445,000	20,000	7,465,000

Regional Office - III	7,445,000	20,000	7,465,000
Region IVA - CALABARZON	5,437,000	20,000	5,457,000

Regional Office - IVA	5,437,000	20,000	5,457,000
Region IVB - MIMAROPA	5,000,000		5,000,000

Regional Office - IVB	5,000,000		5,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	955
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region V - Bicol	6,000,000	20,000	6,020,000

Regional Office - V	6,000,000	20,000	6,020,000
Region VI - Western Visayas	5,445,000	20,000	5,465,000

Regional Office - VI	5,445,000	20,000	5,465,000
Region VII - Central Visayas	7,437,000	20,000	7,457,000

Regional Office - VII	7,437,000	20,000	7,457,000
Region VIII - Eastern Visayas	7,471,000	20,000	7,491,000

Regional Office - VIII	7,471,000	20,000	7,491,000
Region IX - Zamboanga Peninsula	7,437,000	20,000	7,457,000

Regional Office - IX	7,437,000	20,000	7,457,000
Region X - Northern Mindanao	6,456,000	20,000	6,476,000

Regional Office - X	6,456,000	20,000	6,476,000
Region XI - Davao	8,445,000	20,000	8,465,000

Regional Office - XI	8,445,000	20,000	8,465,000
Region XII - SOCCSKSARGEN	7,452,000	20,000	7,472,000

Regional Office - XII	7,452,000	20,000	7,472,000
Region XIII - CARAGA	3,000,000		3,000,000

Regional Office - XIII	3,000,000		3,000,000
Autonomous Region in Muslim Mindanao (ARMM)	10,462,000	20,000	10,482,000

Regional Office - ARMM	10,462,000	20,000	10,482,000
CRIME PREVENTION AND COORDINATION PROGRAM	36,318,000	7,293,000	43,611,000

Formulation, Management, Coordination and Monitoring of National Crime Prevention Program	36,318,000	7,293,000	43,611,000

National Capital Region (NCR)	23,446,000	5,221,000	28,667,000

Central Office	22,454,000	5,094,000	27,548,000
Regional Office - NCR	992,000	127,000	1,119,000
Region I - Ilocos	955,000	161,000	1,116,000

Regional Office - I	955,000	161,000	1,116,000
Cordillera Administrative Region (CAR)	663,000	135,000	798,000

Regional Office - CAR	663,000	135,000	798,000

956	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region II - Cagayan Valley		1,003,000		161,000				1,164,000

Regional Office - II		1,003,000		161,000				1,164,000
Region III - Central Luzon		1,007,000		156,000				1,163,000

Regional Office - III		1,007,000		156,000				1,163,000
Region IVA - CALABARZON		337,000		77,000				414,000

Regional Office - IVA		337,000		77,000				414,000
Region IVB - MIMAROPA		620,000		103,000				723,000

Regional Office - IVB		620,000		103,000				723,000
Region V - Bicol		978,000		114,000				1,092,000

Regional Office - V		978,000		114,000				1,092,000
Region VI - Western Visayas		955,000		109,000				1,064,000

Regional Office - VI		955,000		109,000				1,064,000
Region VII - Central Visayas		1,019,000		186,000				1,205,000

Regional Office - VII		1,019,000		186,000				1,205,000
Region VIII - Eastern Visayas		996,000		135,000				1,131,000

Regional Office - VIII		996,000		135,000				1,131,000
Region IX - Zamboanga Peninsula		655,000		156,000				811,000

Regional Office - IX		655,000		156,000				811,000
Region X - Northern Mindanao		1,035,000		150,000				1,185,000

Regional Office - X		1,035,000		150,000				1,185,000
Region XI - Davao		1,010,000		138,000				1,148,000

Regional Office - XI		1,010,000		138,000				1,148,000
Region XII - SOCCSKSARGEN		663,000		105,000				768,000

Regional Office - XII		663,000		105,000				768,000
Autonomous Region in Muslim Mindanao (ARMM)		976,000		186,000				1,162,000

Regional Office - ARMM		976,000		186,000				1,162,000

Sub-total, Operations		1,241,244,000		79,666,000				1,320,910,000

TOTAL NEW APPROPRIATIONS	₱	1,502,206,000	₱	231,859,000	₱	2,002,000	₱	1,736,067,000

APRIL 29, 2019	OFFICIAL GAZETTE	957
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	498,985

Total Permanent Positions	498,985

Other Compensation Common to All
Personnel Economic Relief Allowance	25,272
Representation Allowance	12,420
Transportation Allowance	13,500
Clothing and Uniform Allowance	6,318
Mid-Year Bonus - Civilian	41,585
Year End Bonus	41,585
Cash Gift	5,265
Per Diems	608
Productivity Enhancement Incentive	5,265
Step Increment	1,246

Total Other Compensation Common to All	153,064

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	49

Total Other Compensation for Specific Groups	49

Other Benefits
PAG-IBIG Contributions	1,252
PhilHealth Contributions	4,666
Employees Compensation Insurance Premiums	1,252
Loyalty Award-Civilian	800
Terminal Leave	4,572

Total Other Benefits	12,542

Non-Permanent Positions	2,421

Military/Uniformed Personnel
Other Personnel Benefits
Police Benefits	835,145

Total Other Personnel Benefits	835,145

Total Personnel Services	1,502,206

958	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance and Other Operating Expenses
Travelling Expenses	28,198
Training and Scholarship Expenses	8,940
Supplies and Materials Expenses	50,365
Utility Expenses	30,320
Communication Expenses	18,132
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,521
Professional Services	9,735
General Services	19,113
Repairs and Maintenance	17,768
Taxes, Insurance Premiums and Other Fees	3,699
Other Maintenance and Operating Expenses
Advertising Expenses	105
Printing and Publication Expenses	1,780
Representation Expenses	15,465
Transportation and Delivery Expenses	200
Rent/Lease Expenses	23,141
Subscription Expenses	2,077
Other Maintenance and Operating Expenses	300

Total Maintenance and Other Operating Expenses	231,859

Total Current Operating Expenditures	1,734,065

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,002

Total Capital Outlays	2,002

TOTAL NEW APPROPRIATIONS	1,736,067

F. PHILIPPINE NATIONAL POLICE

For general administration and support, support to operations and operations, including locally-funded projects, as indicated hereunder	₱	173,240,869,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	18,656,437,000	₱	1,070,797,000	₱	49,781,000	₱	19,777,015,000
Support to Operations		99,906,000		374,441,000				474,347,000

APRIL 29, 2019	OFFICIAL GAZETTE	959
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Operations		133,716,816,000	13,352,439,000		5,920,252,000		152,989,507,000

CRIME PREVENTION AND SUPPRESSION PROGRAM		133,653,101,000	12,734,852,000		5,920,252,000		152,308,205,000
CRIME INVESTIGATION PROGRAM		63,715,000	617,587,000				681,302,000

TOTAL NEW APPROPRIATIONS	₱	152,473,159,000	₱ 14,797,677,000	₱	5,970,033,000	₱	173,240,869,000

Special Provision(s)

1. Trust Receipts from Police Fees and Charges. Fees and charges collected by the PNP by virtue of its absorption of the then Philippine Constabulary-Integrated National Police and AFP Units shall be used as follows:

(a) augment its operational requirements in accordance with E.O. No. 1002, s. 1985; and

(b) Forty percent (40%) net proceeds of the firearms license fees for the scholarship privileges to surviving children of deceased or permanently incapacitated police officers in accordance with R.A. No. 6963.

Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with DBM-DILG J.C. No. 1-92 dated May 8, 1992 and E.O. No. 338, s. 1996.

2. Maintenance and Other Operating Expenses of Police Stations. The amount of Three Billion Four Hundred Ninety Two Million Nine Hundred Fifty Nine Thousand Pesos (₱3,492,959,000) appropriated herein for the MODE of provincial, city, municipal and district police stations included under the budget of Police Regional Offices shall be allocated and distributed at One Thousand Three Hundred Ninety Pesos (₱1,390) per month multiplied by the number of police officers in each unit.

3. Personnel Services of the Internal Affairs Service. The amount of Seven Hundred Ninety Million One Hundred Ninety Five Thousand Six Hundred Forty Eight Pesos (₱790,195,648) appropriated herein under Personnel Services shall be used for the regular pay and allowances of uniformed personnel of the Internal Affairs Service (IAS).

4. Payment of Back Salaries and Allowances. The Chief of the PNP, subject to approval by the Chairperson of the National Police Commission, is authorized to use available allotments for Personnel Services in payment of prior years’ salaries and allowances due to uniformed members upon reinstatement into the service as a result of exoneration or acquittal from administrative, civil, or criminal cases by competent court, in accordance with budgeting, accounting and auditing rules and regulations.

5. Use of Maintenance and Other Operating Expenses for Payment of Damages. The Chief of the PNP is authorized, subject to the approval of the Secretary of the Interior and Local Government, to utilize MODE for the payment of damages to property and for injury and death of civilians resulting from police operations, as determined by a competent court.

6. Priority in Hiring of Female Police Officer 1 Recruits. The PNP shall ensure that in the hiring of new Police Officer I recruits priority shall be given to qualified female applicants to fill vacancies in women’s and children’s desks.

7. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the PNP in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the PNP, upon the recommendation of the Chief of the PNP and approval by the Secretary of the Interior and Local Government, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987 and budgeting, accounting and auditing rules and regulations.

8. Rice Subsidy. The amount of One Billion Four Hundred Fifteen Million Five Hundred Twenty One Thousand Pesos (₱1,415,521,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of PNP.

9. Reporting and Posting Requirements. The Philippine National Police shall submit by way of electronic document to the House Committee or Appropriations and the Senate Committee or Finance a summary of MODE allocation for the Central Office and every provincial, city municipal and district police stations nationwide. The Chief of the PNP and the agency’s web administrator or their equivalent shall post the said summary on the PNP website.

The PNP shall likewise submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PNP’s website.

The PNP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

10. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

960	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Programs/Activities/Projects, By Operating Units

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	364,883,000	₱	14,568,000	₱	49,781,000	₱	429,232,000

National Capital Region (NCR)		364,883,000		14,568,000		49,781,000		429,232,000

Central Office		364,883,000		14,568,000		49,781,000		429,232,000
Personnel and Records Management		207,771,000		298,617,000				506,388,000

National Capital Region (NCR)		207,771,000		235,231,000				443,002,000

Central Office		207,771,000		221,324,000				429,095,000
Regional Office - NCR				13,907,000				13,907,000
Region I - Ilocos				4,470,000				4,470,000

Regional Office - I				4,470,000				4,470,000
Cordillera Administrative Region (CAR)				3,383,000				3,383,000

Regional Office - CAR				3,383,000				3,383,000
Region II - Cagayan Valley				3,609,000				3,609,000

Regional Office - II				3,609,000				3,609,000
Region III - Central Luzon				6,276,000				6,276,000

Regional Office - III				6,276,000				6,276,000
Region IVA - CALABARZON				4,722,000				4,722,000

Regional Office - IVA				4,722,000				4,722,000
Region IVB - MIMAROPA				2,513,000				2,513,000

Regional Office - IVB				2,513,000				2,513,000
Region V - Bicol				3,697,000				3,697,000

Regional Office - V				3,697,000				3,697,000
Region VI - Western Visayas				4,413,000				4,413,000

Regional Office - VI				4,413,000				4,413,000

APRIL 29, 2019	OFFICIAL GAZETTE	961
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region VII - Central Visayas		4,450,000	4,450,000

Regional Office - VII		4,450,000	4,450,000
Region VIII - Eastern Visayas		3,461,000	3,461,000

Regional Office - VIII		3,461,000	3,461,000
Region IX - Zamboanga Peninsula		3,417,000	3,417,000

Regional Office - IX		3,417,000	3,417,000
Region X - Northern Mindanao		4,332,000	4,332,000

Regional Office - X		4,332,000	4,332,000
Region XI - Davao		3,618,000	3,618,000

Regional Office - XI		3,618,000	3,618,000
Region XII - SOCCSKSARGEN		3,642,000	3,642,000

Regional Office - XII		3,642,000	3,642,000
Region XIII - CARAGA		3,561,000	3,561,000

Regional Office - XIII		3,561,000	3,561,000
Autonomous Region in Muslim Mindanao (ARMM)		3,822,000	3,822,000

Regional Office - ARMM		3,822,000	3,822,000
Fiscal Management Services	158,027,000	133,009,000	291,036,000

National Capital Region (NCR)	158,027,000	133,009,000	291,036,000

Central Office	158,027,000	133,009,000	291,036,000
Internal Affairs Services	47,478,000	87,360,000	134,838,000

National Capital Region (NCR)	47,478,000	87,360,000	134,838,000

Central Office	47,478,000	87,360,000	134,838,000
HUMAN Resource Development	7,220,000	447,747,000	454,967,000

National Capital Region (NCR)	7,220,000	270,833,000	278,053,000

Central Office	7,220,000	247,198,000	254,418,000
Regional Office - NCR		23,635,000	23,635,000
Region I - Ilocos		10,901,000	10,901,000

Regional Office - I		10,901,000	10,901,000
Cordillera Administrative Region (CAR)		7,728,000	7,728,000

Regional Office - CAR		7,728,000	7,728,000

962	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region II - Cagayan Valley		9,500,000	9,500,000

Regional Office - II		9,500,000	9,500,000
Region III - central Luzon		15,404,000	15,404,000

Regional Office - III		15,404,000	15,404,000
Region IVA - CALABARZON		14,981,000	14,981,000

Regional Office - IVA		14,981,000	14,981,000
Region IVB - MIMAROPA		7,600,000	7,600,000

Regional Office - IVB		7,600,000	7,600,000
Region V - Bicol		11,553,000	11,553,000

Regional Office - V		11,553,000	11,553,000
Region VI - Western Visayas		13,870,000	13,870,000

Regional Office - VI		13,870,000	13,870,000
Region VII - Central Visayas		12,820,000	12,820,000

Regional Office - VII		12,820,000	12,820,000
Region VIII - Eastern Visayas		10,798,000	10,798,000

Regional Office - VIII		10,798,000	10,798,000
Region IX - Zamboanga Peninsula		9,939,000	9,939,000

Regional Office - IX		9,939,000	9,939,000
Region X - Northern Mindanao		11,043,000	11,043,000

Regional Office - X		11,043,000	11,043,000
Region XI - Davao		10,983,000	10,983,000

Regional Office - XI		10,983,000	10,983,000
Region XII - SOCCSKSARGEN		9,689,000	9,689,000

Regional Office - XII		9,689,000	9,689,000
Region XIII - CARAGA		8,524,000	8,524,000

Regional Office - XIII		8,524,000	8,524,000
Autonomous Region in Muslim Mindanao (ARMM)		11,581,000	11,581,000

Regional Office - ARMM		11,581,000	11,581,000
Plans Services	11,256,000	89,496,000	100,752,000

National Capital Region (NCR)	11,256,000	89,496,000	100,752,000

Central Office	11,256,000	89,496,000	100,752,000

APRIL 29, 2019	OFFICIAL GAZETTE	963
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Administration of Personnel Benefits	17,859,802,000			17,859,802,000

National Capital Region (NCR)	17,859,802,000			17,859,802,000

Central Office	17,859,802,000			17,859,802,000

Sub-total, General Administration and Support	18,656,437,000	1,070,797,000	49,781,000	19,777,015,000

Support to Operations
Conduct research and development on the upgrading of the logistics capabilities of the PNP, including weapons, transportation and criminalistic equipment and case management and intelligence system of the PNP intelligence research center	7,186,000	48,034,000		55,220,000

National Capital Region (NCR)	7,186,000	48,034,000		55,220,000

Central Office	7,186,000	48,034,000		55,220,000
Provision of hospitalization and health care services to the members of the PNP and their dependents	92,720,000	326,407,000		419,127,000

National Capital Region (NCR)	92,720,000	271,721,000		364,441,000

Central Office	92,720,000	265,049,000		357,769,000
Regional Office - NCR		6,672,000		6,672,000
Region I - Ilocos		3,136,000		3,136,000

Regional Office - I		3,136,000		3,136,000
Cordillera Administrative Region (CAR)		3,239,000		3,239,000

Regional Office - CAR		3,239,000		3,239,000
Region II - Cagayan Valley		3,213,000		3,213,000

Regional Office - II		3,213,000		3,213,000
Region III - Central Luzon		4,338,000		4,338,000

Regional Office - III		4,338,000		4,338,000
Region IVA - CALABARZON		2,822,000		2,822,000

Regional Office - IVA		2,822,000		2,822,000
Region IVB - MIMAROPA		2,418,000		2,418,000

Regional Office - IVB		2,418,000		2,418,000
Region V - Bicol		3,398,000		3,398,000

Regional Office - V		3,398,000		3,398,000
Region VI - Western Visayas		3,186,000		3,186,000

Regional Office - VI		3,186,000		3,186,000

964	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region VII - Central Visayas		3,391,000		3,391,000

Regional Office - VII		3,391,000		3,391,000
Region VIII - Eastern Visayas		3,214,000		3,214,000

Regional Office - VIII		3,214,000		3,214,000
Region IX - Zamboanga Peninsula		2,699,000		2,699,000

Regional Office - IX		2,699,000		2,699,000
Region X - Northern Mindanao		4,097,000		4,097,000

Regional Office – X		4,097,000		4,097,000
Region XI - Davao		3,653,000		3,653,000

Regional Office - XI		3,653,000		3,653,000
Region XII - SOCCSKSARGEN		3,647,000		3,647,000

Regional Office - XII		3,647,000		3,647,000
Region XIII - CARAGA		4,195,000		4,195,000

Regional Office - XIII		4,195,000		4,195,000
Autonomous Region in Muslim Mindanao (ARMM)		4,040,000		4,040,000

Regional Office - ARMM		4,040,000		4,040,000

Sub-total, Support to Operations	99,906,000	374,441,000		474,347,000

Operations
Community safety improved	133,716,816,000	13,352,439,000	5,920,252,000	152,989,507,000

CRIME PREVENTION AND SUPPRESSION PROGRAM	133,653,101,000	12,734,852,000	5,920,252,000	152,308,205,000

Conduct of procurement, transport, storage and distribution of supplies and materials, including the maintenance of equipment and facilities	1,939,469,000	7,612,425,000	5,418,889,000	14,970,783,000

National Capital Region (NCR)	1,939,469,000	4,919,633,000	5,418,889,000	12,277,991,000

Central Office	1,939,469,000	4,332,569,000	5,418,889,000	11,690,927,000
Regional Office - NCR		587,064,000		587,064,000
Region I - Ilocos		150,284,000		150,284,000

Regional Office - I		150,284,000		150,284,000
Cordillera Administrative Region (CAR)		125,159,000		125,159,000

Regional Office - CAR		125,159,000		125,159,000
Region II - Cagayan Valley		159,449,000		159,449,000

Regional Office - II		159,449,000		159,449,000

APRIL 29, 2019	OFFICIAL GAZETTE	965
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region III - Central Luzon		240,543,000	240,543,000

Regional Office - III		240,543,000	240,543,000
Region IVA - CALABARZON		188,738,000	188,738,000

Regional Office - IVA		188,738,000	188,738,000
Region IVB - MIMAROPA		111,264,000	111,264,000

Regional Office - IVB		111,264,000	111,264,000
Region V - Bicol		258,851,000	258,851,000

Regional Office - V		258,851,000	258,851,000
Region VI - Western Visayas		212,918,000	212,918,000

Regional Office - VI		212,918,000	212,918,000
Region VII - Central Visayas		211,224,000	211,224,000

Regional Office - VII		211,224,000	211,224,000
Region VIII - Eastern Visayas		210,013,000	210,013,000

Regional Office - VIII		210,013,000	210,013,000
Region IX - Zamboanga Peninsula		134,791,000	134,791,000

Regional Office - IX		134,791,000	134,791,000
Region X - Northern Mindanao		158,618,000	158,618,000

Regional Office - X		158,618,000	158,618,000
Region XI - Davao		139,328,000	139,328,000

Regional Office - XI		139,328,000	139,328,000
Region XII - SOCCSKSARGEN		126,487,000	126,487,000

Regional Office - XII		126,487,000	126,487,000
Region XIII - CARAGA		132,454,000	132,454,000

Regional Office - XIII		132,454,000	132,454,000
Autonomous Region in Muslim Mindanao (ARMM)		132,671,000	132,671,000

Regional Office - ARMM		132,671,000	132,671,000
Conduct of police patrol operations and other related confidential activities against dissidents, subversives, lawless elements and organized crime syndicates and campaign against kidnapping, trafficking of women and minors, smuggling, carnapping, gunrunning, illegal fishing and trafficking of illegal drugs	131,614,364,000	3,657,942,000	135,272,306,000

National Capital Region (NCR)	131,614,364,000	1,640,504,000	133,254,868,000

Central Office	131,614,364,000	1,278,546,000	132,892,910,000

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Regional Office - NCR	361,958,000	361,958,000
Region I - Ilocos	113,204,000	113,204,000

Regional Office - I	113,204,000	113,204,000
Cordillera Administrative Region (CAR)	103,949,000	103,949,000

Regional Office - CAR	103,949,000	103,949,000
Region II - Cagayan Valley	82,601,000	82,601,000

Regional Office - II	82,601,000	82,601,000
Region III - Central Luzon	140,699,000	140,699,000

Regional Office - III	140,699,000	140,699,000
Region IVA - CALABARZON	194,414,000	194,414,000

Regional Office - IVA	194,414,000	194,414,000
Region IVB - MIMAROPA	72,037,000	72,037,000

Regional Office - IVB	72,037,000	72,037,000
Region V - Bicol	120,467,000	120,467,000

Regional Office - V	120,467,000	120,467,000
Region VI - Western Visayas	195,508,000	195,508,000

Regional Office - VI	195,508,000	195,508,000
Region VII - Central Visayas	158,820,000	158,820,000

Regional Office - VII	158,820,000	158,820,000
Region VIII - Eastern Visayas	121,335,000	121,335,000

Regional Office - VIII	121,335,000	121,335,000
Region IX - Zamboanga Peninsula	134,347,000	134,347,000

Regional Office - IX	134,347,000	134,347,000
Region X - Northern Mindanao	117,298,000	117,298,000

Regional Office - X	117,298,000	117,298,000
Region XI - Davao	119,955,000	119,955,000

Regional Office - XI	119,955,000	119,955,000
Region XII - SOCCSKSARGEN	114,173,000	114,173,000

Regional Office - XII	114,173,000	114,173,000
Region XIII - CARAGA	99,373,000	99,373,000

Regional Office - XIII	99,373,000	99,373,000

APRIL 29, 2019	OFFICIAL GAZETTE	967
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Autonomous Region in Muslim Mindanao (ARMM)		129,258,000	129,258,000

Regional Office - ARMM		129,258,000	129,258,000
Conduct of intelligence and counterintelligence activities	61,049,000	1,178,224,000	1,239,273,000

National Capital Region (NCR)	61,049,000	883,615,000	944,664,000

Central Office	61,049,000	856,265,000	917,314,000
Regional Office - NCR		27,350,000	27,350,000
Region I - Ilocos		16,951,000	16,951,000

Regional Office - I		16,951,000	16,951,000
Cordillera Administrative Region (CAR)		14,810,000	14,810,000

Regional Office - CAR		14,810,000	14,810,000
Region II - Cagayan Valley		15,079,000	15,079,000

Regional Office - II		15,079,000	15,079,000
Region III - Central Luzon		23,846,000	23,846,000

Regional Office - III		23,846,000	23,846,000
Region IVA - CALABARZON		21,805,000	21,805,000

Regional Office - IVA		21,805,000	21,805,000
Region IVB - MIMAROPA		11,726,000	11,726,000

Regional Office - IVB		11,726,000	11,726,000
Region V - Bicol		18,801,000	18,801,000

Regional Office - V		18,801,000	18,801,000
Region VI - Western Visayas		22,529,000	22,529,000

Regional Office - VI		22,529,000	22,529,000
Region VII - Central Visayas		21,063,000	21,063,000

Regional Office - VII		21,063,000	21,063,000
Region VIII - Eastern Visayas		20,659,000	20,659,000

Regional Office - VIII		20,659,000	20,659,000
Region IX - Zamboanga Peninsula		16,936,000	16,936,000

Regional Office - IX		16,936,000	16,936,000
Region X - Northern Mindanao		21,013,000	21,013,000

Regional Office - X		21,013,000	21,013,000

968	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region XI - Davao		16,215,000	16,215,000

Regional Office - XI		16,215,000	16,215,000
Region XII - SOCCSKSARGEN		16,155,000	16,155,000

Regional Office - XII		16,155,000	16,155,000
Region XIII - CARAGA		16,634,000	16,634,000

Regional Office - XIII		16,634,000	16,634,000
Autonomous Region in Muslim Mindanao (ARMM)		20,387,000	20,387,000

Regional Office - ARMM		20,387,000	20,387,000
Conduct of community awareness, public relations activities and community work and development, including disaster preparedness, community organization and mobilization, community development, relief operations and other related activities which are confidential in nature	38,219,000	285,613,000	323,832,000

National Capital Region (NCR)	38,219,000	227,396,000	265,615,000

Central Office	38,219,000	222,745,000	260,964,000
Regional Office - NCR		4,651,000	4,651,000
Region I - Ilocos		3,019,000	3,019,000

Regional Office - I		3,019,000	3,019,000
Cordillera Administrative Region (CAR)		3,487,000	3,487,000

Regional Office - CAR		3,487,000	3,487,000
Region II - Cagayan Valley		4,008,000	4,008,000

Regional Office - II		4,008,000	4,008,000
Region III - Central Luzon		4,001,000	4,001,000

Regional Office - III		4,001,000	4,001,000
Region IVA - CALABARZON		3,871,000	3,871,000

Regional Office - IVA		3,871,000	3,871,000
Region IVB - MIMAROPA		1,956,000	1,956,000

Regional Office - IVB		1,956,000	1,956,000
Region V - Bicol		3,974,000	3,974,000

Regional Office - V		3,974,000	3,974,000
Region VI - Western Visayas		4,306,000	4,306,000

Regional Office - VI		4,306,000	4,306,000

APRIL 29, 2019	OFFICIAL GAZETTE	969
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region VII - Central Visayas	3,567,000		3,567,000

Regional Office - VII	3,567,000		3,567,000
Region VIII - Eastern Visayas	3,750,000		3,750,000

Regional Office - VIII	3,750,000		3,750,000
Region IX - Zamboanga Peninsula	2,946,000		2,946,000

Regional Office - IX	2,946,000		2,946,000
Region X - Northern Mindanao	3,937,000		3,937,000

Regional Office - X	3,937,000		3,937,000
Region XI - Davao	3,844,000		3,844,000

Regional Office - XI	3,844,000		3,844,000
Region XII - SOCCSKSARGEN	3,617,000		3,617,000

Regional Office - XII	3,617,000		3,617,000
Region XIII - CARAGA	3,877,000		3,877,000

Regional Office - XIII	3,877,000		3,877,000
Autonomous Region in Muslim Mindanao (ARMM)	4,057,000		4,057,000

Regional Office - ARMM	4,057,000		4,057,000
PROJECT(S)
Locally-Funded Project(s)	648,000	501,363,000	502,011,000

Construction of Police Stations		330,000,000	330,000,000

Region I - Ilocos		5,445,000	5,445,000

Regional Office - I		5,445,000	5,445,000
Cordillera Administrative Region (CAR)		5,445,000	5,445,000

Regional Office - CAR		5,445,000	5,445,000
Region II - Cagayan Valley		20,977,000	20,977,000

Regional Office - II		20,977,000	20,977,000
Region III - Central Luzon		8,664,000	8,664,000

Regional Office - III		8,664,000	8,664,000
Region IVA - CALABARZON		8,664,000	8,664,000

Regional Office - IVA		8,664,000	8,664,000
Region IVB - MIMAROPA		21,743,000	21,743,000

Regional Office - IVB		21,743,000	21,743,000

970	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region V - Bicol	24,963,000	24,963,000

Regional Office - V	24,963,000	24,963,000
Region VI - Western Visayas	32,608,000	32,608,000

Regional Office - VI	32,608,000	32,608,000
Region VII - Central Visayas	65,965,000	65,965,000

Regional Office - VII	65,965,000	65,965,000
Region VIII - Eastern Visayas	5,446,000	5,446,000

Regional Office - VIII	5,446,000	5,446,000
Region IX - Zamboanga Peninsula	5,446,000	5,446,000

Regional Office - IX	5,446,000	5,446,000
Region X - Northern Mindanao	40,568,000	40,568,000

Regional Office - X	40,568,000	40,568,000
Region XI - Davao	8,664,000	8,664,000

Regional Office - XI	8,664,000	8,664,000
Region XII - SOCCSKSARGEN	38,040,000	38,040,000

Regional Office - XII	38,040,000	38,040,000
Region XIII - CARAGA	31,917,000	31,917,000

Regional Office - XIII	31,917,000	31,917,000
Autonomous Region in Muslim Mindanao (ARMM)	5,445,000	5,445,000

Regional Office – ARMM	5,445,000	5,445,000
Construction of Northern Police District (NPD) Annex Building	26,300,000	26,300,000

National Capital Region (NCR)	26,300,000	26,300,000

Regional Office - NCR	26,300,000	26,300,000
Construction of Regional Crime Laboratory Office 4A Building	25,000,000	25,000,000

Region IVA - CALABARZON	25,000,000	25,000,000

Regional Office - IVA	25,000,000	25,000,000
Construction of Regional Crime Laboratory Office 6 Building	60,110,000	60,110,000

Region VI - Western Visayas	60,110,000	60,110,000

Regional Office - VI	60,110,000	60,110,000

APRIL 29, 2019	OFFICIAL GAZETTE	971
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Construction of Marinduque Standard Provincial Crime Lab Office Building			12,240,000	12,240,000

Region IVB - MIMAROPA			12,240,000	12,240,000

Regional Office - IVB			12,240,000	12,240,000
Procurement of One (1) Unit 50 footer wooden motorbarca patrol boat (Antique Provincial Police Office)			2,000,000	2,000,000

Region VI - Wastern Visayas			2,000,000	2,000,000

Regional Office - VI			2,000,000	2,000,000
Procurement of One (1) Unit Pickup patrol car (Antique Provincial Police Office)			2,000,000	2,000,000

Region VI - Western Visayas			2,000,000	2,000,000

Regional Office - VI			2,000,000	2,000,000
Upgrade and set-up of Local Area Network Server, Multi-Media Equipment and CCTV (Antique Provincial Police Office)			653,000	653,000

Region VI - Western Visayas			653,000	653,000

Regional Office - VI			653,000	653,000
Procurement of Patrol cars			40,000,000	40,000,000

National Capital Region (NCR)			40,000,000	40,000,000

Central Office			40,000,000	40,000,000
Retirement Benefits Claims Inquiry (RBCI Kiosks)		648,000	3,060,000	3,708,000

National Capital Region (NCR)		648,000	3,060,000	3,708,000

Central Office		648,000	3,060,000	3,708,000
CRIME INVESTIGATION PROGRAM	63,715,000	617,587,000		681,302,000

Conduct of criminal investigation and other related confidential activities	63,715,000	617,587,000		681,302,000

National Capital Region (NCR)	63,715,000	397,861,000		461,576,000

Central Office	63,715,000	363,609,000		427,324,000
Regional Office - NCR		34,252,000		34,252,000
Region I - Ilocos		11,470,000		11,470,000

Regional Office - I		11,470,000		11,470,000
Cordillera Administrative Region (CAR)		10,418,000		10,418,000

Regional Office - CAR		10,418,000		10,418,000

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GENERAL APPROPRIATIONS ACT, FY 2019

Region II - Cagayan Valley				8,775,000				8,775,000

Regional Office - II				8,775,000				8,775,000
Region III - Central Luzon				26,017,000				26,077,000

Regional Office - III				26,077,000				26,077,000
Region IVA - CALABARZON				17,918,000				17,918,000

Regional Office - IVA				17,918,000				17,918,000
Region IVB - MIMAROPA				7,445,000				7,445,000

Regional Office - IVB				7,445,000				7,445,000
Region V - Bicol				12,607,000				12,607,000

Regional Office - V				12,607,000				12,607,000
Region VI - Western Visayas				19,856,000				19,856,000

Regional Office - VI				19,856,000				19,856,000
Region VII - Central Visayas				22,173,000				22,173,000

Regional Office - VII				22,173,000				22,173,000
Region VIII - Eastern Visayas				10,833,000				10,833,000

Regional Office - VIII				10,833,000				10,833,000
Region IX - Zamboanga Peninsula				12,929,000				12,929,000

Regional Office - IX				12,929,000				12,929,000
Region X - Northern Mindanao				14,738,000				14,738,000

Regional Office - X				14,738,000				14,738,000
Region XI - Davao				18,379,000				18,379,000

Regional Office - XI				18,379,000				18,379,000
Region XII - SOCCSKSARGEN				10,338,000				10,338,000

Regional Office - XII				10,338,000				10,338,000
Region XIII - CARAGA				7,999,000				7,999,000

Regional Office - XIII				7,999,000				7,999,000
Autonomous Region in Muslim Mindanao (ARMM)				7,771,000				7,771,000

Regional Office - ARMM				7,771,000				7,771,000

Sub-total, Operations		133,716,816,000		13,352,439,000		5,920,252,000		152,989,507,000

TOTAL NEW APPROPRIATIONS	₱	152,473,159,000	₱	14,797,677,000	₱	5,970,033,000	₱	173,240,869,000

APRIL 29, 2019	OFFICIAL GAZETTE	973
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

NEW Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,242,053

Total Permanent Positions	2,242,053

Other Compensation Common to All
Personnel Economic Relief Allowance	268,320
Representation Allowance	1,050
Transportation Allowance	1,050
Clothing and Uniform Allowance	67,080
Mid-Year Bonus - Civilian	186,838
Year End Bonus	186,838
Cash Gift	55,900
Productivity Enhancement Incentive	55,900
Step Increment	5,604

Total Other Compensation Common to All	828,580

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	5,148
Longevity Pay	15,557

Total Other Compensation for Specific Groups	20,705

Other Benefits
PAG-IBIG Contributions	13,416
PhilHealth Contributions	30,412
Employees Compensation Insurance Premiums	13,416
Retirement Gratuity	43,308
Loyalty Award - Civilian	8,760
Terminal Leave	66,635

Total Other Benefits	175,947

Military/Uniformed Personnel
Basic Pay
Base Pay	72,487,032
Creation of New Positions	2,953,300

Total Basic Pay	75,440,332

974	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Compensation Common to All
Personnel Economic Relief Allowance	4,355,448
Clothing/ Uniform Allowance	1,809,018
Subsistence Allowance	9,935,866
Laundry Allowance	69,510
Quarters Allowance	964,130
Longevity Pay	12,993,022
Mid-Year Bonus - Military/Uniformed Personnel	6,040,586
Year-end Bonus	6,040,586
Cash Gift	907,385
Productivity Enhancement Incentive	907,385

Total Other Compensation Common to All	44,022,936

Other Compensation for Specific Groups
Hazardous Duty Pay	470,065
Flying Pay	11,488
Sea Duty Pay	192,845
Combat Incentive Pay	4,787,212
Hazard Duty Pay	1,175,971
Training Subsistence Allowance	244,072
Civil Disturbance Control Subsistence Allowance	111,524
Subsistence of Detainees	125,093
Hardship Allowance	602
Combat Duty Pay	6,254,964
Incentive Pay	26,581
Instructor’s Duty Pay	108,448
Medal of Valor Award	49,500
Hospitalization Expenses	99,233
Specialist’s Pay	34,187
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	8,829,059

Total Other Compensation for Specific Groups	22,520,844

Other Benefits
Special Group Term Insurance	13,066
PAG-IBIG Contributions	217,772
PhilHealth Contributions	805,652
Employees Compensation Insurance Premiums	217,772
Retirement Gratuity	2,560,076
Terminal Leave	3,407,424

Total Other Benefits	7,221,762

Total Personnel Services	152,473,159

Maintenance and Other Operating Expenses
Travelling Expenses	201,814
Training and Scholarship Expenses	724,912
Supplies and Materials Expenses	7,996,684
Utility Expenses	1,106,922
Communication Expenses	346,261
Awards/Rewards and Prizes	5,234
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	917,929

APRIL 29, 2019	OFFICIAL GAZETTE	975
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Professional Services	50,522
General Services	93,396
Repairs and Maintenance	1,010,967
Financial Assistance/Subsidy	1,415,521
Taxes, Insurance Premiums and Other Fees	183,390
Other Maintenance and Operating Expenses
Advertising Expenses	2,369
Printing and Publication Expenses	174,462
Transportation and Delivery Expenses	18,949
Rent/Lease Expenses	309,108
Subscription Expenses	19,788
Other Maintenance and Operating Expenses	219,449

Total Maintenance and Other Operating Expenses	14,797,677

Total Current Operating Expenditures	167,270,836

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	453,650
Machinery and Equipment Outlay	3,914,857
Transportation Equipment Outlay	1,601,526

Total capital outlays	5,970,033

TOTAL NEW APPROPRIATIONS	173,240,869

G. PHILIPPINE PUBLIC SAFETY COLLEGE

For general administration and support, and operations, as indicated hereunder	₱	2,171,745,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	65,052,000	₱	91,336,000	₱		₱	156,388,000
Operations		896,504,000		632,293,000		486,560,000		2,015,357,000

PUBLIC SAFETY EDUCATION PROGRAM		896,504,000		632,293,000		486,560,000		2,015,357,000

TOTAL NEW APPROPRIATIONS	₱	961,556,000	₱	723,629,000	₱	486,560,000	₱	2,171,745,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Public Safety College (PPSC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PPSC’s website.

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The PPSC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	60,324,000	₱	91,336,000	₱		₱	151,660,000
Administration of Personnel Benefits		4,728,000						4,728,000

Sub-total, General Administration and Support		65,052,000		91,336,000				156,388,000

Operations
Professionalized Public Safety Officers		896,504,000		632,293,000		486,560,000		2,015,357,000

PUBLIC SAFETY EDUCATION PROGRAM		896,504,000		632,293,000		486,560,000		2,015,357,000

Research and development activities		27,738,000		3,722,000				31,460,000
Education and Training Program		868,766,000		628,571,000		486,560,000		1,983,897,000

Sub-total, Operations		896,504,000		632,293,000		486,560,000		2,015,357,000

TOTAL NEW APPROPRIATIONS	₱	961,556,000	₱	723,629,000	₱	486,560,000	₱	2,171,745,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	103,206

Total Permanent Positions	103,206

Other Compensation Common to All
Personnel Economic Relief Allowance	6,528

APRIL 29, 2019	OFFICIAL GAZETTE	977
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Representation Allowance	1,074
Transportation Allowance	1,074
Clothing and Uniform Allowance	1,632
Honoraria	134,634
Mid-Year Bonus - Civilian	8,601
Year End Bonus	8,601
Cash Gift	1,360
Productivity Enhancement Incentive	1,360
Step Increment	258

Total Other Compensation Common to All	165,122

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilians	2,531

Total Other Compensation for Specific Groups	2,531

Other Benefits
PAG-IBIG Contributions	327
PhilHealth Contributions	1,212
Employees Compensation Insurance Premiums	327
Loyalty Award - Civilian	425
Terminal Leave	2,197

Total Other Benefits	4,488

Military/Uniformed Personnel
Basic Pay
Base Pay	483,412

Total Basic Pay	483,412

Other Compensation Common to All
Personnel Economic Relief Allowance	25,200
Clothing/ Uniform Allowance	21,720
Subsistence Allowance	57,488
Mid-Year Bonus - Military/Uniformed Personnel	40,284
Year-end Bonus	40,284
Cash Gift	5,250
Productivity Enhancement Incentive	5,250

Total Other Compensation Common to All	195,476

Other Benefits
Special Group Term Insurance	76
PAG-IBIG Contributions	1,260
PhilHealth Contributions	4,725
Employees Compensation Insurance Premiums	1,260

Total Other Benefits	7,321

Total Personnel Services	961,556

978	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance and Other Operating Expenses
Travelling Expenses	54,778
Training and Scholarship Expenses	168,276
Supplies and Materials Expenses	276,843
Utility Expenses	47,628
Communication Expenses	17,461
Survey, Research, Exploration and Development Expenses	334
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	684
Professional Services	6,280
General Services	27,202
Repairs and Maintenance	79,215
Taxes, Insurance Premiums and Other Fees	562
Other Maintenance and Operating Expenses
Advertising Expenses	225
Printing and Publication Expenses	6,494
Representation Expenses	10,466
Rent/Lease Expenses	24,094
Membership Dues and Contributions to Organizations	235
Subscription Expenses	2,829
Other Maintenance and Operating Expenses	23

Total Maintenance and Other Operating Expenses	723, 629

Total Current Operating Expenditures	1,685,185

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	65,000
Buildings and Other Structures	421,440
Furniture, Fixtures and Books Outlay	120

Total Capital Outlays	486,560

TOTAL NEW APPROPRIATIONS	2,171,745

H. NATIONAL COMMISSION ON MUSLIM FILIPINOS

For general administration and support, support to operations, and operations, as indicated hereunder	₱	601,457,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	82,362,000	₱	38,833,000	₱	2,940,000	₱	124,135,000
Support to Operations		22,378,000		15,915,000		36,798,000		75,091,000

APRIL 29, 2019	OFFICIAL GAZETTE	979
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Operations		346,095,000		56,136,000				402,231,000

SOCIO-CULTURAL PROGRAM		314,029,000		41,741,000				355,770,000
SOCIO-ECONOMIC PROGRAM		13,030,000		9,806,000				22,836,000
SOCIAL PROTECTION PROGRAM		19,036,000		4,589,000				23,625,000

TOTAL NEW APPROPRIATIONS	₱	450,835,000	₱	110,884,000	₱	39,738,000	₱	601,457,000

Special Provision(s)

1. Trust Receipts for Hajj. Advance payments by pilgrims and local and foreign donations received to cover expenses for the annual Hajj shall be recorded as trust receipts in accordance with E.O. No. 338, s. 1996, as implemented by COA-DBM-DOF J.C. No. 1-97 dated January 2, 1997.

2. Appropriations for Hajj. The amount of Twenty One Million Three Hundred Eleven Thousand Pesos (₱21,311,000) appropriated herein for MOOE includes the administrative expenses of the National Commission on Muslim Filipinos (NCMF) supervisory team in the annual Hajj.

3. Reporting and Posting Requirements. The NCMF shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) NCMF’s website.

The NCMF shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	58,809,000	₱	38,833,000	₱	2,940,000	₱	100,582,000
Administration of Personnel Benefits		23,553,000						23,553,000

Sub-total, General Administration and Support		82,362,000		38,833,000		2,940,000		124,135,000

Support to Operations
Planning, Research and Development, Monitoring and Evaluation, and Information Systems Management		15,327,000		12,214,000		36,798,000		64,339,000
Information dissemination on issues and concerns affecting Muslim Filipinos		7,051,000		1,492,000				8,543,000
Policy and advisory services				2,209,000				2,209,000

Sub-total, Support to Operations		22,378,000		15,915,000		36,798,000		75,091,000

Operations
Muslim culture, traditions, and cultural centers preserved, developed and strengthened		314,029,000		41,741,000				355,770,000

980	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

SOCIO-CULTURAL PROGRAM		314,029,000		41,741,000				355,170,000

Administration and supervision of Hajj operations		5,068,000		21,311,000				26,379,000
Institutional support, development and promotion for madrasah Education, Shari’ah program and Qur’an Competitions		13,932,000		5,054,000				18,986,000
Promotion, development, management and preservation of Muslim cultural centers, heritage, holidays, festivities and cultural activities		295,029,000		15,316,000				310,405,000
Access and enjoyment of social services and economic opportunities for Muslim Filipinos improved and regularized		32,066,000		14,395,000				46,461,000

SOCIO-ECONOMIC PROGRAM		13,030,000		9,806,000				22,836,000

Promotion, development and management of Endowment Services				420,000				420,000
Promotion, development of Muslim Micro and Small Enterprise (MSEs)		13,030,000		8,922,000				21,952,000
Promotion and development of Halal				464,000				464,000
SOCIAL PROTECTION PROGRAM		19,036,000		4,589,000				23,625,000

Support and assistance to Muslim education and advocacy Program		4,538,000		479,000				5,017,000
Legal and paralegal services to Muslim Filipino Communities				1,400,000				1,400,000
Assistance to Muslim settlement, ancestral lands, relocation and disaster relief services		7,437,000		1,320,000				8,757,000
Peace initiatives and conflict resolution		7,061,000		1,390,000				8,451,000

Sub-total, Operations		346,095,000		56,136,000				402,231,000

TOTAL NEW APPROPRIATIONS	₱	450,835,000	₱	110,884,000	₱	39,738,000	₱	601,457,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	319,675
Creation of New Position	9,555

Total Permanent Positions	329,230

APRIL 29, 2019	OFFICIAL GAZETTE	981
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Other Compensation Common to All
Personnel Economic relief Allowance	16,152
Representation Allowance	5,496
Transportation Allowance	5,496
Clothing and Uniform Allowance	4,038
Mid-Year Bonus - Civilian	26,640
Year End Bonus	26,640
Cash Gift	3,365
Productivity Enhancement Incentive	3,365
Step Increment	800

Total Other Compensation Common to All	91,992

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	817
Overseas Allowance	345

Total Other Compensation for Specific Groups	1,162

Other Benefits
PAG-IBIG Contributions	806
PhilHealth Contributions	3,286
Employees Compensation Insurance Premiums	806
Terminal Leave	23,553

Total Other Benefits	28,451

Total Personnel Services	450,835

Maintenance and Other Operating Expenses
Travelling Expenses	19,296
Training and Scholarship Expenses	8,598
Supplies and Materials Expenses	12,435
Utility Expenses	6,750
Communication Expenses	17,783
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,759
Professional Services	1,979
General Services	7,386
Repairs and Maintenance	1,172
Financial Assistance/Subsidy	3,200
Taxes, Insurance Premiums and Other Fees	152
Other Maintenance and Operating Expenses
Advertising Expenses	751
Printing and Publication Expenses	1,809
Representation Expenses	4,033
Transportation and Delivery Expenses	120
Rent/Lease Expenses	19,910
Subscription Expenses	229
Other Maintenance and Operating Expenses	1,522

Total Maintenance and Other Operating Expenses	110,884

Total Current Operating Expenditures	561,719

982	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	6,000
Machinery and Equipment Outlay	25,740
Intangible Assets Outlay	7,998

Total Capital Outlays	39,738

TOTAL NEW APPROPRIATIONS	601,457

I. NATIONAL YOUTH COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	216,013,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	10,991,000	₱	4,923,000	₱		₱	15,914,000
Operations		39,963,000		143,836,000		16,300,000		200,099,000

YOUTH DEVELOPMENT PROGRAM		39,963,000		143,836,000		16,300,000		200,099,000

TOTAL NEW APPROPRIATIONS	₱	50,954,000	₱	148,759,000	₱	16,300,000	₱	216,013,000

Special Provision(s)

1. Sangguniang Kabataan Mandatory and Continuing Training Fund. The amount of Fifty Million Pesos (₱50,000,000) appropriated herein shall be used exclusively for the conduct of capacity-building activities for the Sangguniang Kabataan officials and members of the Local Youth Development Councils in accordance with Sections 27, 28 and 29 of R.A. No. 10742. In no case shall said amount be used for any other purpose.

2. Reporting and Posting Requirements. The National Youth Commission (NYC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) NYC’s website.

The NYC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriation for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support

APRIL 29, 2019	OFFICIAL GAZETTE	983
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

General Management and Supervision	₱	8,713,000	₱	4,923,000	₱		₱	13,636,000
Administration of Personnel Benefits		2,278,000						2,278,000

Sub-total, General Administration and Support		10,991,000		4,923,000				15,914,000

Operation
Coordination of government actions for the development of the youth improved		39,963,000		143,836,000		16,300,000		200,099,000

YOUTH DEVELOPMENT PROGRAM		39,963,000		143,836 ,000		16,300,000		200,099,000

Formulate policies and coordinate implementation of Youth Development Programs		39,963,000		143,836,000		16,300,000		200,099,000

Sub-total, Operations		39,963,000		143,836,000		16,300,000		200,099,000

TOTAL NEW APPROPRIATIONS	₱	50,954,000	₱	148,759,000	₱	16,300,000	₱	216,013,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	37,357

Total Permanent Positions	37,357

Other Compensation Common to All
Personnel Economic Relief Allowance	1,776
Representation Allowance	720
Transportation Allowance	720
Clothing and Uniform Allowance	444
Mid-Year Bonus - Civilian	3,113
Year End Bonus	3,113
Cash Gift	370
Productivity Enhancement Incentive	370
Step Increment	93

Total Other Compensation Common to All	10,719

Other Benefits
PAG-IBIG Contributions	89
PhilHealth Contributions	357
Employees Compensation Insurance Premiums	89
Loyalty Award - Civilian	65
Terminal Leave	2,278

Total Other Benefits	2,878

Total Personnel Services	50,954

984	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance and Other Operating Expenses
Travelling Expenses	17,910
Training and Scholarship Expenses	45,676
Supplies and Materials Expenses	30,675
Utility Expenses	2,750
Communication Expenses	3,236
Awards/Rewards and Prizes	2,850
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	958
Professional Services	22,028
General Services	2,112
Repairs and Maintenance	632
Financial Assistance /Subsidy	255
Taxes, Insurance Premium and Other Fees	224
Other Maintenance and Operating Expenses
Printing and Publication Expenses	4,511
Representation Expenses	5,894
Rent/Lease Expenses	8,983
Subscription Expenses	65

Total Maintenance and Other Operating Expenses	148,759

Total Current Operating Expenditures	199,713

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	15,000
Transportation Equipment Outlay	1,300

Total Capital Outlays	16,300

TOTAL NEW APPROPRIATIONS	216,013

J. PHILIPPINE COMMISSION ON WOMEN

For general administration and support, and operations, including locally-funded projects, as indicated hereunder	₱	131,181,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	23,494,000	₱	16,117,000	₱	735,000	₱	40,406,000

APRIL 29, 2019	OFFICIAL GAZETTE	985
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Operations		28,884,000		58,316,000		3,575,000		90,775,000

WOMEN’S EMPOWERMENT AND GENDER EQUALITY POLICY DEVELOPMENT AND PLANNING PROGRAM		28,884,000		58,316,000		3,575,000		90,775,000

TOTAL NEW APPROPRIATIONS	₱	52,378,000	₱	74,493,000	₱	4,310,000	₱	131,181,000

Special Provision(s)

1. Engendering Climate Action. The Philippine Commission on Women (PCW), in coordination with the Climate Change Commission, shall develop appropriate tools and guidelines to ensure the mainstreaming of gender considerations in climate change adaptation and mitigation programs.

2. Reporting and Posting Requirements. The PCW shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PCW’s website.

The PCW shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,761,000	₱	16,177,000	₱	735,000	₱	38,673,000
Administration of Personnel Benefits		1,733,000						1,733,000

Sub-total, General Administration and Support		23,494,000		16,177,000		735,000		40,406,000

Operations
Gender-Responsiveness of Government Policies, Plans and Programs Improved		28,884,000		58,316,000		3,575,000		90,775,000

WOMEN’S EMPOWERMENT AND GENDER EQUALITY POLICY DEVELOPMENT AND PLANNING PROGRAM		28,884,000		58,316,000		3,575,000		90,775,000

Maintenance of a Data Bank on Gender and Development (GAD) for Women		7,214,000		14,409,000				21,623,000
Provision of Gender and Development (GAD) Policy and Plan Development and Advocacy Services		8,255,000		33,306,000				41,561,000
Provision of Technical Assistance, Advisory and Capacity-Building Services on Gender and Development		7,460,000		2,596,000				10,056,000
Planning, Management and Monitoring of Gender Mainstreaming under the Magna Carta of Women		5,955,000		6,155,000				12,110,000

986	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Project(s)
Locally-Funded Project(s)				1,850,000		3,575,000		5,425,000

Development and Acquisition of Management Information Sub-Systems				1,850,000		3,575,000		5,425,000

Sub-total, Operations		28,884,000		58,316,000		3,575,000		90,775,000

TOTAL NEW APPROPRIATIONS	₱	52,378,000	₱	74,493,000	₱	4,310,000	₱	131,181,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	35,469

Total Permanent Positions	35,469

Other Compensation Common to All
Personnel Economic Relief Allowance	1,776
Representation Allowance	612
Transportation Allowance	612
Clothing and Uniform Allowance	444
Mid-Year bonus - Civilian	2,955
Year End bonus	2,955
Cash Gift	370
Productivity Enhancement Incentive	370
Step Increment	90

Total Other Compensation Common to All	10,184

Other Benefits
PAG-IBIG Contributions	90
PhilHealth Contributions	367
Employees Compensation Insurance Premiums	90
Terminal Leave	1,733

Total Other Benefits	2,280

Other Personnel Benefits
Other Personnel Benefits	4,445

Total Other Personnel Benefits	4,445

Total Personnel Services	52,378

APRIL 29, 2019	OFFICIAL GAZETTE	987
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Maintenance and Other Operating Expenses
Travelling Expenses	10,478
Training and Scholarship Expenses	4,761
Supplies and Materials Expenses	6,670
Utility Expenses	2,900
Communication Expenses	2,921
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	298
Professional Services	20,990
General Services	4,196
Repairs and Maintenance	690
Taxes, Insurance Premiums and Other Fees	300
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	2,681
Transportation and Delivery Expenses	68
Rent/Lease Expenses	4,036
Subscription Expenses	3,730
Other Maintenance and Operating Expenses	9,724

Total Maintenance and Other Operating Expenses	74,493

Total Current Operating Expenditures	126,871

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,185
Intangible Assets Outlay	2,125

Total Capital Outlays	4,310

TOTAL NEW APPROPRIATIONS	131,181

988	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

GENERAL SUMMARY

DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	3,403,495,000	₱	3,359,562,000	₱	1,512,689,000	₱	8,275,746,000
B. BUREAU OF FIRE PROTECTION		19,869,971,000		1,615,294,000		731,970,000		22,217,235,000
C. BUREAU OF JAIL MANAGEMENT AND PENOLOGY		9,811,429,000		6,971,597,000		3,082,938,000		19,865,964,000
D. LOCAL GOVERNMENT ACADEMY		35,088,000		218,997,000		4,594,000		258,679,000
E. NATIONAL POLICE COMMISSION		1,502,206,000		231,859,000		2,002,000		1,736,067,000
F. PHILIPPINE NATIONAL POLICE		152,473,159,000		14,797,677,000		5,970,033,000		173,240,869,000
G. PHILIPPINE PUBLIC SAFETY COLLEGE		961,556,000		723,629,000		486,560,000		2,171,745,000
H. NATIONAL COMMISSION ON MUSLIM FILIPINOS		450,835,000		110,884,000		39,738,000		601,457,000
I. NATIONAL YOUTH COMMISSION		50,954,000		148,759,000		16,300,000		216,013,000
J. PHILIPPINE COMMISSION ON WOMEN		52,378,000		74,493,000		4,310,000		131,181,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT	₱	188,611,071,000	₱	28,252,751,000	₱	11,851,134,000	₱	228,714,956,000

APRIL 29, 2019	OFFICIAL GAZETTE	989
DEPARTMENT OF JUSTICE

XVI. DEPARTMENT OF JUSTICE

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s) as indicated hereunder	₱	7,009,535,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	662,702,000	₱	279,925,000	₱		₱	942,627,000
Support to Operations		16,096,000		9,502,000		38,905,000		64,503,000
Operations		5,528,270,000		469,635,000		4,500,000		6,002,405,000

LAW ENFORCEMENT PROGRAM		5,404,625,000		415,130,000		4,500,000		5,824,255,000
CORRECTION PROGRAM		29,558,000		9,552,000				39,110,000
LEGAL SERVICES PROGRAM		94,087,000		44,953,000				139,040,000

TOTAL NEW APPROPRIATIONS	₱	6,207,068,000	₱	759,062,000	₱	43,405,000	₱	7,009,535,000

Special Provision(s)

1. Reporting and Posting Requirements. The DOJ shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DOJ’s website

The DOJ shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	243,361,000	₱	279,925,000	₱	₱	523,286,000

National Capital Region (NCR)		243,361,000		279,925,000			523,286,000

Central Office		243,361,000		279,925,000			523,286,000

990	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Administration of Personnel Benefits	419,341,000			419,341,000

National Capital Region (NCR)	419,341,000			419,341,000

Central Office	419,341,000			419,341,000

Sub-total, General Administration and Support	662,702,000	279,925,000		942,627,000

Support to Operations
Planning and Management Services	16,096,000	2,340,000	24,310,000	42,746,000

National Capital Region (NCR)	16,096,000	2,340,000	24,310,000	42,746,000

Central Office	16,096,000	2,340,000	24,310,000	42,746,000
Project(s)
Locally-Funded Project(s)
National Justice Information System (NJIS)		7,162,000	14,595,000	21,757,000

National Capital Region (NCR)		7,162,000	14,595,000	21,757,000

Central Office		7,162,000	14,595,000	21,757,000

Sub-total, Support to Operations	16,096,000	9,502,000	38,905,000	64,503,000

Operations
Justice effectively and efficiently administered	5,528,270,000	469,635,000	4,500,000	6,002,405,000

LAW ENFORCEMENT PROGRAM	5,404,625,000	415,130,000	4,500,000	5,824,255,000

PROSECUTION SUB-PROGRAM	5,386,878,000	94,283,000		5,481,161,000

Investigation and Prosecution Services	5,386,878,000	94,283,000		5,481,161,000

National Capital Region (NCR)	5,386,878,000	94,283,000		5,481,161,000

Central Office	5,386,878,000	94,283,000		5,481,161,000
WITNESS PROTECTION SUB-PROGRAM		205,965,000		205,965,000

Witness Protection Security and Benefit Services		205,965,000		205,965,000

National Capital Region (NCR)		205,965,000		205,965,000

Central Office		205,965,000		205,965,000
SPECIAL ENFORCEMENT AND PROTECTION SUB-PROGRAM	17,747,000	114,882,000	4,500,000	137,129,000

Special Protection of Children Pursuant to E.O. 53 s. 2011		1,005,000		1,005,000

National Capital Region (NCR)		1,005,000		1,005,000

Central Office		1,005,000		1,005,000

APRIL 29, 2019	OFFICIAL GAZETTE	991
DEPARTMENT OF JUSTICE

Anti-Trafficking in Persons Enforcement pursuant to R.A. 9208		92,895,000	4,500,000	97,395,000

National Capital Region (NCR)		92,895,000	4,500,000	97,395,000

Central Office		92,895,000	4,500,000	97,395,000
Competition Enforcement pursuant to R.A. 10667	9,711,000	4,023,000		13,734,000

National Capital Region (NCR)	9,711,000	4,023,000		13,734,000

Central Office	9,711,000	4,023,000		13,734,000
Anti-Cybercrime Enforcement pursuant to R.A. 10175	8,036,000	6,177,000		14,213,000

National Capital Region (NCR)	8,036,000	6,177,000		14,213,000

Central Office	8,036,000	6,177,000		14,213,000
Project(s)
Locally-Funded Project(s)
Implementation of Administrative Order No. 35 (Inter-Agency Committee on Extra-Legal Killings, Enforced Disappearances, Torture and Other Grave Violations of the Right to Life, Liberty and Security of Persons)		10,782,000		10,782,000

National Capital Region (NCR)		10,782,000		10,782,000

Central Office		10,782,000		10,782,000
CORRECTIONS PROGRAM	29,558,000	9,552,000		39,110,000

Evaluation of Convicted Prisoners for Grant of Parole and Recommendation for Executive Clemency	29,558,000	1,339,000		30,897,000

National Capital Region (NCR)	29,558,000	1,339,000		30,897,000

Central Office	29,558,000	1,339,000		30,897,000
Victims Compensation Services pursuant to R.A. 7309		8,213,000		8,213,000

National Capital Region (NCR)		8,213,000		8,213,000

Central Office		8,213,000		8,213,000
LEGAL SERVICES PROGRAM	94,087,000	44,953,000		139,040,000

Rendition of Various Legal Services (with the Secretary of Justice as Attorney General)	94,087,000	7,794,000		101,881,000

National Capital Region (NCR)	94,087,000	7,794,000		101,881,000

Central Office	94,087,000	7,794,000		101,881,000

992	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Alternative Dispute Resolution Services pursuant to R.A. 9285				32,686,000				32,686,000

National Capital Region (NCR)				32,686,000				32,686,000

Central Office				32,686,000				32,686,000
Attendance to the Negotiation and Implementation of Economic Agreements				3,202,000				3,202,000

National Capital Region (NCR)				3,202,000				3,202,000

Central Office				3,202,000				3,202,000
Project(s)
Locally-Funded Project(s)
Capacity Building Activities for Government Trade and Investment Negotiations				1,271,000				1,271,000

National Capital Region (NCR)				1,271,000				1,271,000

Central Office				1,271,000				1,271,000

Sub-total, Operations		5,528,270,000		469,635,000		4,500,000		6,002,405,000

TOTAL NEW APPROPRIATIONS	₱	6,207,068,000	₱	759,062,000	₱	43,405,000	₱	7,009,535,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	4,262,443

Total Permanent Positions	4,262,443

Other Compensation Common to All
Personnel Economic Relief Allowance	109,464
Representation Allowance	245,664
Transportation Allowance	245,412
Clothing and Uniform Allowance	27,366
Honoraria	11,724
Mid Year Bonus - Civilian	355,204
Year End Bonus	355,204
Cash Gift	22,805
Per Diems	238
Productivity Enhancement Incentive	22,805
Step Increment	10,655

APRIL 29, 2019	OFFICIAL GAZETTE	993
DEPARTMENT OF JUSTICE

Total Other Compensation Common to All	1,406,541

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	94
Longevity Pay	135
Inquest Allowance	75,153

Total Other Compensation for Specific Groups	75,382

Other Benefits
PAG-IBIG Contributions	5,474
PhilHealth Contributions	23,683
Employees Compensation Insurance Premiums	5,474
Retirement Gratuity	307,547
Loyalty Award - Civilian	8,730
Terminal Leave	111,794

Total Other Benefits	462,702

Total Personnel Services	6,207,068

Maintenance and Other Operating Expenses
Travelling Expenses	67,849
Training and Scholarship Expenses	50,631
Supplies and Materials Expenses	95,336
Utility Expenses	45,644
Communication Expenses	43,561
Awards/Rewards and Prizes	4,389
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	190,089
Extraordinary and Miscellaneous Expenses	6,494
Professional Services	135,415
General Services	24,935
Repairs and Maintenance	12,919
Taxes, Insurance Premiums and Other Fees	2,766
Other Maintenance and Operating Expenses
Advertising Expenses	3,856
Printing and Publication Expenses	7,749
Representation Expenses	38,111
Transportation and Delivery Expenses	2,589
Rent/Lease Expenses	22,473
Membership Dues and Contributions to Organizations	157
Subscription Expenses	4,099

Total Maintenance and Other Operating Expenses	759,062

Total Current Operating Expenditures	6,966,130

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	42,405
Intangible Assets Outlay	1,000

Total Capital Outlays	43, 405

TOTAL NEW APPROPRIATIONS	7,009,535

994	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

B. BUREAU OF CORRECTIONS

For general administration and support, and operations, including locally-funded projects, as indicated hereunder	₱	4,099,807,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	44,264,000	₱	90,738,000	₱	32,980,000	₱	167,982,000
Operations		1,145,989,000		1,765,459,000		1,020,377,000		3,931,825,000

PRISONERS REHABILITATION PROGRAM				94,013,000				94,013,000
PRISONERS CUSTODY AND SAFEKEEPING PROGRAM		1,145,989,000		1,671,446,000		1,020,377,000		3,837,812,000

TOTAL NEW APPROPRIATIONS	₱	1,190,253,000	₱	1,856,197,000	₱	1,053,357,000	₱	4,099,807,000

Special Provision(s)

1. Revolving Fund for Agro-Industrial Products. The revolving fund constituted from: (a) collections from clearances and certification fees; (b) income from institutional projects subject to Memoranda of Agreement (MOA), contracts or joint venture agreements; (c) other miscellaneous income such as: (1) penal farm production; and (2) inmate handicraft industry shall be used for: (i) payment of allowance to prisoners working in agricultural or industrial projects at a rate of not less than Five Hundred Pesos (₱500) for each prisoner per month; (ii) payment of additional subsistence allowance and medicine of prisoners in the National Penitentiary; and (iii) purchase of additional supplies and materials, farm tools, and equipment for the construction, maintenance, repair and operations of agricultural or industrial projects and prison facilities in accordance with R.A. No. 10575 and its revised implementing rules and regulations: PROVIDED, That any interest income earned shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987.

Disbursements or expenditures by the Bureau of Corrections (BuCor) in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, April 15, 2019. Volume 1-B, page 961, R.A. No. 11260)

2. Subsistence and Medicine Allowance of Prisoners. The amounts appropriated herein, Shall Cover the daily Subsistence and medicine allowance at Seventy Pesos (₱70) and Fifteen Pesos (₱15), respectively, for Forty Seven Thousand Ten (47,010) assumed number of prisoners for the year.

3. Quarters Privileges. Employees of the BuCor, COA, Philippine Postal Corporation, and public school teachers assigned at the New Bilibid Prison and Penal Colony Reservations, authorized to occupy or use existing quarters, shall shoulder the expenses for utilities, such as water, electricity, telephone, and similar charges.

4. Reporting and Posting Requirements. The BuCor shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) BuCor’s website.

The BUCor. shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee or Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

APRIL 29, 2019	OFFICIAL GAZETTE	995
DEPARTMENT OF JUSTICE

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	36,674,000	₱	90,738,000	₱	32,980,000	₱	160,392,000

National Capital Region (NCR)		36,674,000		90,738,000		32,980,000		160,392,000

New Bilibid Prison/Correctional Institute for Women		36,674,000		90,738,000		32,980,000		160,392,000

Administration of Personnel Benefits		7,590,000						7,590,000

National Capital Region (NCR)		7,590,000						7,590,000

New Bilibid Prison/Correctional Institute for Women		7,590,000						7,590,000

Sub-total, General Administration and Support		44,264,000		90,738,000		32,980,000		167,982,000

Operations
National Prisoners Effectively and Efficiently Kept Safe and Rehabilitated		1,145,989,000		1,765,459,000		1,020,377,000		3,931,825,000

PRISONERS REHABILITATION PROGRAM				94,013,000				94,013,000

Implementation, Supervision and Evaluation of Rehabilitation Programs for National Prisoners				80,858,000				80,858,000

National Capital Region (NCR)				20,394,000				20,394,000

New Bilibid Prison/Correctional Institute for Women				20,394,000				20,394,000
Region IVB - MIMAROPA				23,684,000				23,684,000

Iwahig Prison and Penal Farm				13,429,000				13,429,000
Sablayan Prison and Penal Farm				10,255,000				10,255,000
Region VIII - Eastern Visayas				8,629,000				8,629,000

Leyte Regional Prison				8,629,000				8,629,000
Region IX - Zamboanga Peninsula				10,436,000				10,436,000

San Ramon Prison and Penal Farm				10,436,000				10,436,000
Region XI - Davao				17,715,000				17,715,000

Davao Prison and Penal Farm				17,715,000				17,715,000
Operation and Implementation of Agro-Industries Project				13,155,000				13,155,000

996	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

National Capital Region (NCR)				5,347,000				5,347,000

New Bilibid Prison/Correctional Institute for Women				5,347,000				5,347,000
Region IVB – MIMAROPA				3,671,000				3,671,000

Iwahig Prison and Penal Farm				2,138,000				2,138,000
Sablayan Prison and Penal Farm				1,533,000				1,533,000
Region IX - Zamboanga Peninsula				1,727,000				1,727,000

San Ramon Prison and Penal Farm				1,727,000				1,727,000
Region XI - Davao				2,410,000				2,410,000

Davao Prison and Penal Farm				2,410,000				2,410,000

PRISONERS CUSTODY AND SAFEKEEPING PROGRAM		1,145,989,000		1,671,446,000		1,020,377,000		3,837,812,000

Supervision, Control and Management of National Prisoners		1,145,989,000		1,671,446,000		1,020,377,000		3,837,812,000

National Capital Region (NCR)		1,138,643,000		1,110,744,000		13,389,000		2,262,776,000

New Bilibid Prison/Correctional Institute for Women		1,138,643,000		1,110,744,000		13,389,000		2,262,776,000
Region IVB - MIMAROPA		3,077,000		184,623,000		2,600,000		190,300,000

Iwahig Prison and Penal Farm		1,929,000		99,759,000		1,300,000		102,988,000
Sablayan Prison and Penal Farm		1,148,000		84,864,000		1,300,000		87,312,000
Region VIII - Eastern Visayas		2,573,000		77,379,000		1,300,000		81,252,000

Leyte Regional Prison		2,573,000		77,379,000		1,300,000		81,252,000
Region IX - Zamboanga Peninsula		505,000		65,564,000		1,788,000		67,857,000

San Ramon Prison and Penal Farm		505,000		65,564,000		1,788,000		67,857,000
Region XI - Davao		1,191,000		233,136,000		1,300,000		235,627,000

Davao Prison and Penal Farm		1,191,000		233,136,000		1,300,000		235,627,000
Project(s)
Locally-Funded Project(s)
Construction/Rehabilitation /Improvement of Regional Prison Facilities in Palawan, Davao, Leyte, Zamboanga and Correctional Institute for Women						1,000,000,000		1,000,000,000

National Capital Region (NCR)						1,000,000,000		1,000,000,000

Central Office						1,000,000,000		1,000,000,000

Sub-Total, Operations		1,145,989,000		1,765,459,000		1,020,377,000		3,931,825,000

TOTAL NEW APPROPRIATIONS	₱	1,190,253,000	₱	1,856,197,000	₱	1,053,357,000	₱	4,099,807,000

APRIL 29, 2019	OFFICIAL GAZETTE	997
DEPARTMENT OF JUSTICE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	30,949

Total Permanent Positions	30,949

Other Compensation Common to All
Personnel Economic Relief Allowance	1,872
Representation Allowance	360
Transportation Allowance	360
Clothing and Uniform Allowance	468
Mid Year Bonus - Civilian	2,579
Year End Bonus	2,579
Cash Gift	390
Productivity Enhancement Incentive	390
Step Increment	77

Total Other Compensation Common to All	9,075

Other Compensation for Specific Groups
Hazard Pay	2,146
Other Personnel Benefits	1,958

Total Other Compensation for Specific Groups	4,104

Other Benefits
PAG-IBIG Contributions	94
PhilHealth Contributions	347
Employees Compensation Insurance Premiums	94
Loyalty Award - Civilian	1,880
Terminal Leave	7,590

Total Other Benefits	10,005

Military/Uniformed Personnel
Basic Pay
Base Pay	768,949

Total Basic Pay	768,949

Other Compensation Common to All
Personnel Economic Relief Allowance	43,650
Clothing/Uniform Allowance	40,740
Subsistence Allowance	99,577
Laundry Allowance	736

998	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Quarters Allowance	10,109
Mid-Year Bonus - Military/Uniformed Personnel	64,079
Year-end Bonus	64,079
Cash Gift	9,094
Productivity Enhancement Incentive	9,094

Total Other Compensation Common to All	341,158

Other Compensation for Specific Groups
Hazard Duty Pay	11,786

Total Other Compensation for Specific Groups	11,786

Other Benefits
PAG-IBIG Contributions	2,182
PhilHealth Contributions	9,863
Employees Compensation Insurance Premiums	2,182
Total Other Benefits	14,227

Total Personnel Services	1,190,253

Maintenance and Other Operating Expenses
Travelling Expenses	58,540
Training and Scholarship Expenses	36,784
Supplies and Materials Expenses	1,590,629
Utility Expenses	80,926
Communication Expenses	7,590
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	306
Professional Services	7,817
Repairs and Maintenance	55,318
Financial Assistance/Subsidy	400
Taxes, Insurance Premiums and Other Fees	1,706
Other Maintenance and Operating Expenses
Advertising Expenses	873
Printing and Publication Expenses	1,235
Representation Expenses	4,900
Rent/Lease Expenses	1,926
Membership Dues and Contributions to Organizations	188
Subscription Expenses	1,658
Donations	200
Other Maintenance and Operating Expenses	5,201

Total Maintenance and Other Operating Expenses	1,856,197

Total Current Operating Expenditures	3,046,450

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Equipment Outlay	1,000,000
Machinery Equipment Outlay	43,769
Transportation Equipment Outlay	9,100
Furniture, Fixtures and Books Outlay	488

APRIL 29, 2019	OFFICIAL GAZETTE	999
DEPARTMENT OF JUSTICE

Total Capital Outlays	1,053,357

TOTAL NEW APPROPRIATIONS	4,099,807

C. BUREAU OF IMMIGRATION

For general administration and support, and operations, including locally-funded projects, as indicated hereunder	₱	1,274,384,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	70,758,000	₱	83,079,000	₱		₱	153,837,000
Operations		672,058,000		298,633,000		149,856,000		1,120,547,000

BORDER CONTROL AND MANAGEMENT PROGRAM		672,058,000		298,633,000		149,856,000		1,120,547,000

TOTAL NEW APPROPRIATIONS	₱	742,816,000	₱	381,712,000	₱	149,856,000	₱	1,274,384,000

Special Provision(s)

1. Immigration Fees and Collections. Express Lane Fees and Charges collected by the BI shall be deposited in a Special Trust Fund Account in a government bank as an exception to Section 44, Chapter 5, Book VI of E.O. No. 292 s. 1987 and Section 63 of P.D. No. 1445 and shall be used exclusively for the following purposes:

a. Sixty-four percent (64%) shall be used to augment the salaries of BI’s personnel (Presidential appointees, co-terminus and regular employees) who rendered service beyond office hours subject to deduction of applicable taxes;

b. Twenty-five percent (25%) shall be used to pay for the salaries for contractual personnel (confidential agents and job order employees) subject to deduction of applicable taxes;

c. One percent (1%) shall be remitted to the Bureau of Treasury as administrative cost (payment of the cost of BI supplies and other operating expenses incurred in collecting express lane fees);

d. Ten percent (10%) shall be deposited with the National Treasury as income of the General Fund;

e. Interest income from the Express Lane Fund shall be remitted to the National Treasury.

The Commissioner of Immigration shall promulgate rules and guidelines, subject to the approval of the Secretary of Justice, to ensure that disbursements of the Express Lane Fund are fair and equitable such that employees with the same functions, duties and responsibilities are given equal pay.

Failure to comply with the above requirements shall render any disbursement from said income void, and shall subject the erring officials and employees to disciplinary actions pursuant to Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws. (CONDITIONAL IMPLEMENTATION- President’s Veto Message, April 15, 2019. Volume 1-B, page 963, R.A. No. 11260)

[~~2. Special Work Permit. The BI is not authorized to issue work permits to foreigners who intend to work in the Philippines regardless of the duration of employment. Visa shall be issued to foreigners who intend to work in the Philippines only upon presentation of an alien employment permit or a similar certification from the DOLE that no Filipino is capable, able and willing to do the job for which the foreigner is being hired. The BI and the DOLE shall issue the necessary guidelines to assure that all foreign workers have the appropriate permit to engage in gainful employment in the Philippines.~~] (DIRECT VETO- President’s Veto Message, April 15, 2019. Volume 1-B, page 958, R.A. No. 11260)

3. Reporting and Posting Requirements. The BI shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) BI’s website.

The BI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of

1000	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	59,970,000	₱	83,079,000	₱		₱	143,049,000
Administration of Personnel Benefits		10,788,000						10,788,000

Sub-total, General Administration and Support		70,758,000		83,079,000				153,837,000

Operations
Immigration Enforcement and Border Control Effectively and Efficiently Administered		672,058,000		298,633,000		149,856,000		1,120,547,000

BORDER CONTROL AND MANAGEMENT PROGRAM		672,058,000		298,633,000		149,856,000		1,120,547,000

Registration of Aliens		47,483,000		11,318,000				58,801,000
Immigration, Deportation and Other Related Activities		588,996,000		206,070,000		7,190,000		802,256,000
Intelligence and Security Services		35,579,000		33,904,000				69,483,000
Project(s)
Locally-Funded Projects				47,341,000		142,666,000		190,007,000

Enhancement of Border Management Information System (BMIS)				47,341,000		142,666,000		190,007,000

Sub-total, Operations		672,058,000		298,633,000		149,856,000		1,120,547,000

TOTAL NEW APPROPRIATIONS	₱	742,816,000	₱	381,712,000	₱	149,856,000	₱	1,274,384,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

APRIL 29, 2019	OFFICIAL GAZETTE	1001
DEPARTMENT OF JUSTICE

Basic Salary	547,437

Total Permanent Positions	547,437

Other Compensation Common to All
Personnel Economic Relief Allowance	45,792
Representation Allowance	672
Transportation Allowance	672
Clothing and Uniform Allowance	11,448
Honoraria	600
Mid-Year Bonus - Civilian	45,619
Year End Bonus	45,619
Cash Gift	9,540
Step Increment	1,369
Productivity Enhancement Incentive	9,540

Total Other Compensation Common to All	170,871

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	453

Total Other Compensation for Specific Groups	453

Other Benefits
PAG-IBIG Contributions	2,289
PhilHealth Contributions	7,319
Employees Compensation Insurance Premiums	2,289
Loyalty Award - Civilian	1,370
Terminal Leave	10,788

Total Other Benefits	24,055

Total Personnel Services	742,816

Maintenance and Other Operating Expenses
Travelling Expenses	95,018
Training and Scholarship Expenses	22,277
Supplies and Materials Expenses	61,561
Utility Expenses	25,570
Communication Expenses	68,695
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	20,000
Extraordinary and Miscellaneous Expenses	331
Professional Services	2,000
General Services	35,147
Repairs and Maintenance	30,743
Taxes, Insurance Premiums and Other Fees	2,174
Other Maintenance and Operating Expenses
Advertising Expenses	2,383
Printing and Publication Expenses	3,157
Representation Expenses	981
Transportation and Delivery Expenses	677
Rent/Lease Expenses	7,710
Membership Dues and Contributions to Organizations	70
Subscription Expenses	3,218

1002	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Total Maintenance and Other Operating Expenses	381,712

Total Current Operating Expenditures	1,124,528

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	142,666
Transportation and Equipment Outlay	7,190

Total Capital Outlays	149,856

TOTAL NEW APPROPRIATIONS	1,274,384

D. LAND REGISTRATION AUTHORITY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	999,203,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	74,733,000	₱			₱	74,733,000
Support to Operations		36,551,000					36,551,000
Operations		757,502,000		130,417,000			887,919,000

LAND TITLING AND REGISTRATION PROGRAM		757,502,000		130,417,000			887,919,000

TOTAL NEW APPROPRIATIONS	₱	868,786,000	₱	130,417,000		₱	999,203,000

Special Provision(s)

1. Land Registration Fees and Collections. In addition to the amounts appropriated herein, Four Hundred Seventy Two Million Five Hundred Twenty Three Thousand Pesos (₱472,523,000) and Twenty Three Million Eight Hundred Fifty Four Thousand Pesos (₱23,854,000) shall be used for MODE and Capital Outlay requirements of the Land Registration Authority (LRA), respectively, sourced from twenty percent (20%) of the land registration fees or collections in accordance with Section 111 of P.D. No. 1529.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Comprehensive Agrarian Reform Program. The amount of Two Hundred Nine Million Seven Hundred Ninety Three Thousand Pesos (₱209,793,000) appropriated herein shall be used for the registration requirements of Land Acquisition and Distribution under the Comprehensive Agrarian Reform Program.

3. Reporting and Posting Requirements. The LRA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) LRA’s website.

The LRA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

APRIL 29, 2019	OFFICIAL GAZETTE	1003
DEPARTMENT OF JUSTICE

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	52,695,000		₱		₱	52,695,000
Administration of Personnel Benefits		22,038,000					22,038,000

Sub-total, General Administration and Support		74,733,000					74,733,000

Support to Operations
Statistical Services		7,485,000					7,485,000
Information Systems Development and Maintenance		11,687,000					11,687,000
Legal Services		l7,379,000					17,379,000

Sub-total, Support to Operations		36,55l,000					36,55l,000

Operations
Land Registration Services Effectively Delivered		757,502,000		130,417,000			887,919,000

LAND TITLING AND REGISTRATION PROGRAM		757,502,000		130,417,000			887,919,000

Issuance of Registration Decrees and Certificates of Title		244,558,000					244,558,000
Registration of Voluntary and Involuntary Deeds/Instruments		433,568,000					433,568,000
Registration of CLOAS and Other Land Patents Pursuant to the Comprehensive Agrarian Reform Program		79,376,000		130,417,000			209,793,000

Sub-total, Operations		757,502,000		130,417,000			887,919,000

TOTAL NEW APPROPRIATIONS	₱	868,786,000	₱	130,417,000		₱	999,203,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	563,069

1004	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Total Permanent Positions	563,069

Other Compensation Common to All
Personnel Economic Relief Allowance	46,128
Representation Allowance	7,254
Transportation Al1owance	7,254
Clothing and Uniform Allowance	11,532
Honoraria	4,073
Mid-Year Bonus - Civilian	46,922
Year End Bonus	46,922
Cash Gift	9,610
Step Increment	1,408
Productivity Enhancement Incentive	9,610

Total Other Compensation Common to All	190,713

Other Compensation for Specific Groups
Longevity Pay	1,189

Total Other Compensation for Specific Groups	1,189

Other Benefits
PAG-IBIG Contributions	2,306
PhilHealth Contributions	6,514
Employees Compensation Insurance Premiums	2,306
Loyalty Award - Civilian	1,275
Terminal Leave	22,038

Total Other Benefits	34,439

Non-Permanent Positions	79,376

Total Personnel Services	868,786

Maintenance and Other Operating Expenses
Travelling Expenses	793
Training and Scholarship Expenses	180
Supplies and Materials Expenses	2,668
Utility Expenses	1,190
Communication Expenses	1,947
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	94
General Services	1,585
Repairs and Maintenance	394
Taxes, Insurance Premiums and Other Fees	119,860
Other Maintenance and Operating Expenses
Rent/Lease Expenses	320
Other Maintenance and Operating Expenses	l,386

Total Maintenance and Other Operating Expenses	130,417

Total Current Operating Expenditures	999,203

TOTAL NEW APPROPRIATIONS	999,203

APRIL 29, 2019	OFFICIAL GAZETTE	1005
DEPARTMENT OF JUSTICE

E. NATIONAL BUREAU OF INVESTIGATION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	1,830,639,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	182,815,000	₱	361,259,000	₱	104,011,000	₱	648,085,000
Operations		795,879,000		318,935,000		67,740,000		1,182,554,000

CRIME DETECTION AND INVESTIGATION PROGRAM		795,879,000		318,935,000		67,740,000		1,182,554,000

TOTAL NEW APPROPRIATIONS	₱	978,694,000	₱	680,194,000	₱	171,751,000	₱	1,830,639,000

Special Provision(s)

1. Trust Receipts from Clearance and Other Fees. Thirty percent (30%) of its annual collections but not to exceed One Hundred Fifty Million Pesos (₱150,000,000) sourced from clearance and other fees collected by the National Bureau of Investigation (NBI) shall be used for its modernization and augment its MODE and Capital Outlay requirements in accordance with Section 12 of R.A. No. 10867. Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

2. Hazard Duty Pay. The following may be granted Hazard Duty Pay pursuant to R.A. No. 10867 in an amount not exceeding Four Thousand Pesos (₱4,000) per month:

(a)

Investigation Agents and Special Investigators from the Investigation Service, Intelligence Service, Regional Operation Service, and other related units/offices of the NBI who are involved in the actual conduct of investigation of crimes and other offenses; and

(b)	NBI Directors who are involved or participating in the actual conduct of investigation operations and other related activities.

The Hazard Pay may be granted only during the period of actual conduct of investigation of crimes and other offenses and assignment to investigation operations and other related activities of the foregoing qualified personnel which expose then to great dangers or risks.

3. Reporting and Posting Requirements. The NBI shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	NBI’s website.

The NBI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	161,075,000	₱	361,259,000	₱	104,011,000	₱	626,345,000

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GENERAL APPROPRIATIONS ACT, FY 2019

Administration of Personnel Benefits		21,740,000					21,740,000

Sub-total, General Administration and Support		182,815,000		361,259,000		104,011,000	648,085,000

Operations
Efficient and Effective Investigation Ensured		795,879,000		318,935,000		67,740,000	1,182,554,000

CRIME DETECTION AND INVESTIGATION PROGRAM		795,879,000		318,935,000		67,740,000	1,182,554,000

Investigation and Detection of Crimes and Other Related Activities		644,923,000		89,617,000		30,000,000	764,540,000
Scientific Criminal Investigation Services		96,248,000		46,530,000			142,778,000
Criminal Records Management and Modernization Activities		54,708,000		136,048,000			190,756,000

PROJECTS
Locally-Funded Project(s)				46,740,000		37,740,000	84,480,000

ICT Priority Projects				46,740,000		37,740,000	84,480,000

Sub-total, Operations		795,879,000		318,935,000		67,740,000	1,182,554,000

TOTAL NEW APPROPRIATIONS	₱	978,694,000	₱	680,194,000	₱	171,751,000	₱ 1,830,639,00

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	693,371

Total Permanent Positions	693,371

Other Compensation Common to All
Personnel Economic Relief Allowance	35,400
Representation Allowance	13,686
Transportation Allowance	13,686
Clothing and Uniform Allowance	8,850
Mid-Year Bonus - Civilian	57,781
Year End Bonus	57,781
Cash Gift	7,375
Step Increment	1,733
Productivity Enhancement Incentive	7,375

Total other compensation common to All	203,667

Other compensation for Specific Groups
Magna Carta for Public Health Workers	10,513
Hazard Duty Pay	25,981

APRIL 29, 2019	OFFICIAL GAZETTE	1007
DEPARTMENT OF JUSTICE

Total Other Compensation for Specific Groups	36,494

Other Benefits
PAG-IBIG Contributions	1,770
PhilHealth Contributions	6,711
Employees Compensation Insurance Premiums	1,770
Loyalty Award – Civilian	1 ,340
Terminal Leave	21,740

Total Other Benefits	33,331

Non-Permanent Positions	11,831

Total Personnel Services	978,694

Maintenance and Other Operating Expenses
Travelling Expenses	32,769
Training and Scholarship Expenses	13,281
Supplies and Materials Expenses	84,887
Utility Expenses	47,358
Communication Expenses	19,952
Awards/Rewards and Prizes	278
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	150,400
Extraordinary and Miscellaneous Expenses	2,418
Professional Services	111,614
General Services	8,167
Repairs and Maintenance	31,603
Financial Assistance/Subsidy	185
Taxes, Insurance Premiums and Other Fees	1,260
Other Maintenance and Operating Expenses
Advertising Expenses	789
Printing and Publication Expenses	1,000
Representation Expenses	963
Transportation and Delivery Expenses	2,797
Rent/Lease Expenses	153,744
Membership Dues and Contributions to Organizations	464
Subscription Expenses	16,175
Other Maintenance and Operating Expenses	90

Total Maintenance and Other Operating Expenses	680,194

Total Current Operating Expenditures	1,658,888

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Structures Outlay	50,000
Machinery and Equipment Outlay	100,034
Intangible Assets Outlay	21,717

Total Capital Outlays	171,751

TOTAL NEW APPROPRIATIONS	1,830,639

1008	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

F. OFFICE OF THE GOVERNMENT CORPORATE COUNSEL

For general administration and support, and operations, as indicated hereunder	₱	212,311,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	62,917,000	₱	4,879,000	₱		₱	67,796,000
Operations		121,685,000		12,830,000		10,000,000		144,515,000

LEGAL SERVICES FOR GOVERNMENT CORPORATIONS PROGRAM		121,685,000		12,830,000		10,000,000		144,515,000

TOTAL NEW APPROPRIATIONS	₱	184,602,000	₱	17,709,000	₱	10,000,000	₱	212,311,000

Special Provision(s)

1. Assessments Levied by the Office of the Government Corporate Counsel. Fees collected by the Office of the Government Corporate Counsel (OGCC) from client GOCCs in accordance with Section 4 of P.D. No. 1415 shall be deposited with the National Treasury as income of the General Fund in accordance with Section 44, Chapter 5, Book VI of E.O. No. 292. s. 1987.

Failure to comply with the above requirement shall render any disbursement from said income void, and shall subject the erring officials and employees to disciplinary actions pursuant to Section 43, Chapter 5, and Section 80, Chapter 6, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The OGCC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	OGCC’s website.

The OGCC shall send written notice when said reports have been submitted on its website to the DBM, House of the Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects . The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	30,950,000	₱	4,879,000	₱	₱	35,829,000

Administration of Personnel Benefits		31,967,000					31,967,000

Sub-total, General Administration and Support		62,917,000		4,879,000			67,796,000

APRIL 29, 2019	OFFICIAL GAZETTE	1009
DEPARTMENT OF JUSTICE

Operations
Efficient Legal Services for Government Corporations Ensured		121,685,000		12,830,000		10,000,000		144,515,000

LEGAL SERVICES FOR GOVERNMENT CORPORATIONS PROGRAM		121,685,000		12,830,000		10,000,000		144,515,000

Legal Services to GOCCs		121,685,000		12,830,000		10,000,000		144,515,000

Sub-total, Operations		121,685,000		12,830,000		10,000,000		144,515,000

TOTAL NEW APPROPRIATIONS	₱	184,602,000	₱	17,709,000	₱	10,000,000	₱	212,311,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	106,906

Total Permanent Positions	106,906

Other Compensation Common to All
Personnel Economic Relief Allowance	2,904
Representation Allowance	5,976
Transportation Allowance	5,976
Clothing and Uniform Allowance	726
Mid-Year Bonus - Civilian	8,909
Year End Bonus	8,909
Cash Gift	605
Step Increment	267
Productivity Enhancement Incentive	605

Total Other Compensation Common to All	34,877

Other Compensation for Specific Groups
Longevity Pay	1,726

Total Other Compensation for Specific Groups	1,726

Other Benefits
PAG-IBIG Contributions	145
PhilHealth Contributions	600
Employees Compensation Insurance Premiums	145
Retirement Gratuity	22,400
Loyalty Award - Civilian	80
Terminal Leave	9,567

Total Other Benefits	32,937

1010	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Non-Permanent Positions	8,156

Total Personnel Services	184,602

Maintenance and Other Operating Expenses
Travelling Expenses	512
Training and Scholarship Expenses	2,545
Supplies and Materials Expenses	1,408
Utility Expenses	2,590
Communication Expenses	2,099
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,632
Professional Services	500
General Services	360
Repairs and Maintenance	113
Taxes, Insurance Premiums and Other Fees	100
Other Maintenance and Operating Expenses
Printing and Publication Expenses	25
Rent/Lease Expenses	5,825

Total Maintenance and Other Operating Expenses	17,709

Total Current Operating Expenditures	202,311

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,400
Furniture, Fixtures and Books Outlay	2,000
Transportation Equipment Outlay	800
Intangible Assets Outlay	4,800

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	212,311

G. OFFICE OF THE SOLICITOR GENERAL

For general administration and support, and operations, as indicated hereunder	₱	1,001,390,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	103,352,000	₱	87,123,000	₱	29,590,000	₱	220,065,000
Operations		633,619,000		147,486,000		220,000		781,325,000

LEGAL SERVICES FOR NATIONAL GOVERNMENT AGENCIES PROGRAM		633,619,000		147,486,000		220,000		781,325,000

TOTAL NEW APPROPRIATIOIS	₱	736,971,000	₱	234,609,000	₱	29,810,000	₱	1,001,390,000

APRIL 29, 2019	OFFICIAL GAZETTE	1011
DEPARTMENT OF JUSTICE

Special Provision(s)

1. Income from Collections of the Office of the Solicitor General. In addition to the amounts appropriated herein, the following amounts from the collections of the Office of the Solicitor General (OSG), shall be constituted as Special Trust Fund pursuant to Section 11 of R.A. No. 9417:

(a)	Five percent (5%) of monetary awards by the courts to client department, agencies and instrumentalities of the government, including court-approved compromise agreements;

(b)	Fifty percent (50%) of fees collected by the Special Committee on Naturalization; and

(c)	All other income, fees and revenues earned and collected by the OSG.

Said Trust Fund shall be used for the implementation of R.A. No. 9417, including those for health care services, insurance premiums, professional, educational, registration fees, contracted transportation benefits and other benefits stated under R.A. No. 9417, and its implementing rules and regulations, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

In no case shall the trust fund be used for the payment of special allowance which had already been fully integrated in the salaries of entitled personnel.

2. Operating Requirements of the Special Committee on Naturalization. In addition to the amounts appropriated herein, actual income derived from Fifty percent (50%) of fees collected by the Special Committee on Naturalization shall be used to augment the operating requirements of the Special Committee on Naturalization in accordance with Section 1 of P.D. No. 736.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

3. Reporting and Posting Requirements. The OSG shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	OSG’s website.

The OSG shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Administration and Support Services	₱	100,821,000	₱	87,123,000	₱	29,590,000	₱	217,534,000
Administration of Personnel Benefits		2,531,000						2,531,000

Sub-total, General Administration and Support		103,352,000		87,123,000		29,590,000		220,065,000

Operations
Efficient Legal Service for Government and the Public Ensured		633,619,000		147,486,000		220,000		781,325,000

LEGAL SERVICES FOR NATIONAL GOVERNMENT AGENCIES PROGRAM		633,619,000		147,486,000		220,000		781,325,000

Legal Services to the Government, its Offices and Agencies		633,619,000		147,486,000		220,000		781,325,000

Sub-total, Operations		633,619,000		147,486,000		220,000		781,325,000

TOTAL NEW APPROPRIATIONS	₱	736,971,000	₱	234,609,000	₱	29,810,000	₱	1,001,390,000

1012	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	556,863

Total Permanent Positions	556,863

Other Compensation Common to All
Personnel Economic Relief Allowance	17,304
Representation Allowance	21,912
Transportation Allowance	21,912
Clothing and Uniform Allowance	4,326
Mid-Year Bonus - Civilian	46,405
Year End Bonus	46,405
Cash Gift	3,605
Productivity Enhancement Incentive	3,605
Step Increment	1,392

Total Other Compensation Common to All	166,866

Other Compensation for Specific Groups
Longevity Pay	4,334

Total Other Compensation for Specific Groups	4,334

Other Benefits
PAG-IBIG Contributions	865
PhilHealth Contributions	3,797
Employees Compensation Insurance Premiums	865
Retirement Gratuity	2,087
Loyalty Award - Civilian	850
Terminal Leave	444

Total Other Benefits	8,908

Total Personnel Services	736,971

Maintenance and Other Operating Expenses
Travelling Expenses	3,912
Training and Scholarship Expenses	44,745
Supplies and Materials Expenses	15,610
Utility Expenses	19,922
Communication Expenses	16,200
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	10,000
Extraordinary and Miscellaneous Expenses	6,206
Professional Services	1,294

APRIL 29, 2019	OFFICIAL GAZETTE	1013
DEPARTMENT OF JUSTICE

General Services	15,290
Repairs and Maintenance	17,310
Taxes, Insurance Premiums and Other Fees	1,043
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	50
Representation Expenses	150
Transportation and Delivery Expenses	984
Rent/Lease Expenses	56,900
Subscription Expenses	13,529
Other Maintenance and Operating Expenses	11,364

Total Maintenance and Other Operating Expenses	234,609

Total Current Operating Expenditures	971,580

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	9,200
Machinery and Equipment Outlay	20,610

Total Capital Outlays	29,810

TOTAL NEW APPROPRIATIONS	1,001,390

H. PAROLE AND PROBATION ADMINISTRATION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	920,800,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	76,837,000	₱	18,205,000	₱		₱	95,042,000
Operations		645,834,000		125,672,000		54,252,000		825,758,000

PAROLE AND PROBATION PROGRAM		645,834,000		125,672,000		54,252,000		825,758,000

TOTAL NEW APPROPRIATIONS	₱	722,671,000	₱	143,871,000	₱	54,252,000	₱	920,800,000

Special Provision(s)

1. Reporting and Posting Requirements. The Parole and Probation Administration (PPA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PPA’s website

The PPA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

1014	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	58,933,000	₱	18,205,000	₱		₱	77,138,000

National Capital Region (NCR)		58,933,000		18,205,000				77,l38,000

Central Office		58,933,000		18,205,000				77,138,000
Administration of Personnel Benefits
National Capital Region (NCR)		17,904,000						17,904,000

Central Office		17,904,000						17,904,000

Sub-total, General Administration and Support		76,837,000		18,205,000				95,042,000

Operations
Community-Based Rehabilitation and Re-Integration of Offenders Upgraded		645,834,000		125,672,000		54,252,000		825,758,000

PAROLE AND PROBATION PROGRAM		645,834,000		125,672,000		54,252,000		825,758,000

Administration of the Parole and Probation System		645,834,000		107,269,000		6,923,000		760,026,000

National Capital Region (NCR)		83,591,000		11,406,000				94,997,000

Regional Office - NCR		83,591,000		11,406,000				94,997,000
Region I - Ilocos		34,219,000		6,113,000				40,332,000

Regional Office - I		34,219,000		6,113,000				40,332,000
Cordillera Administrative Region (CAR)		22,054,000		4,113,000		1,592,000		27,759,000

Regional Office - CAR		22,054,000		4,113,000		1,592,000		27,759,000
Region II - Cagayan Valley		30,679,000		4,430,000				35,109,000

Regional Office - II		30,679,000		4,430,000				35,109,000
Region III - Central Luzon		49,869,000		8,330,000				58,199,000

Regional Office - III		49,869,000		8,330,000				58,199,000
Region IVA - CALABARZON		56,056,000		8,432,000				64,488,000

Regional Office - IVA		56,056,000		8,432,000				64,488,000

APRIL 29, 2019	OFFICIAL GAZETTE	1015
DEPARTMENT OF JUSTICE

Region IVB - MIMAROPA		23,228,000		5,245,000				28,473,000

Regional Office - IVB		23,228,000		5,245,000				28,473,000
Region V - Bicol		40,174,000		4,762,000		2,028,000		46,964,000

Regional Office - V		40,174,000		4,762,000		2,028,000		46,964,000
Region VI - Western Visayas		51,638,000		11,019,000		773,000		63,430,000

Regional Office - VI		51,638,000		11,019,000		773,000		63,430,000
Region VII - Central Visayas		67,149,000		10,920,000		1,490,000		79,559,000

Regional Office - VII		67,149,000		10,920,000		1,490,000		79,559,000
Region VIII - Eastern Visayas		42,458,000		5,358,000				47,816,000

Regional Office - VIII		42,458,000		5,358,000				47,816,000
Region IX - Zamboanga Peninsula		24,249,000		5,134,000		365,000		29,748,000

Regional Office - IX		24,249,000		5,134,000		365,000		29,748,000
Region X - Northern Mindanao		40,019,000		6,634,000				46,653,000

Regional Office - X		40,019,000		6,634,000				46,653,000
Region XI - Davao		35,417,000		5,247,000		675,000		41,339,000

Regional Office - XI		35,417,000		5,247,000		675,000		41,339,000
Region XII - SOCCSKSARGEN		22,718,000		6,013,000				28,731,000

Regional Office - XII		22,718,000		6,013,000				28,731,000
Region XIII - CARAGA		22,316,000		4,113,000				26,429,000

Regional Office - XIII		22,316,000		4,113,000				26,429,000

Project(s)
Locally-Funded Project(s)
Automation of Parole and Probation Caseload Management Information System				18,403,000		47,329,000		65,732,000

National Capital Region (NCR)				18,403,000		47,329,000		65,732,000

Central Office				18,403,000		47,329,000		65,732,000

Sub-total, Operations		645,834,000		125,672,000		54,252,000		825,758,000

TOTAL NEW APPROPRIATIONS	₱	722,671,000	₱	143,877,000	₱	54,252,000	₱	920,800,000

1016	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	523,922

Total Permanent Positions	523,922

Other Compensation Common to All
Personnel Economic Relief Allowance	24,672
Representation Allowance	12,132
Transportation Allowance	12,132
Clothing and Uniform Allowance	6,168
Honoraria	2,200
Mid-Year Bonus - Civilian	43,661
Year End Bonus	43,661
Cash Gift	5,140
Productivity Enhancement Incentive	5,140
Step Increment	1,311

Total Other Compensation Common to All	156,217

Other Compensation for Specific Groups
Magna Carta for Public Social Workers	16,671

Total Other Compensation for Specific Groups	16,671

Other Benefits
PAG-IBIG Contributions	1,235
PhilHealth Contributions	4,997
Employees Compensation Insurance Premiums	1,235
Loyalty Award - Civilian	490
Terminal Leave	17,904

Total Other Benefits	25,861

Total Personnel Services	722,671

Maintenance and Other Operating Expenses
Travelling Expenses	24,018
Training and Scholarship Expenses	10,711
Supplies and Materials Expenses	20,015
Utility Expenses	10,189
Communication Expenses	26,400
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,824
Professional Services	28,356
General Services	9,565

APRIL 29, 2019	OFFICIAL GAZETTE	1017
DEPARTMENT OF JUSTICE

Repairs and Maintenance	3,465
Taxes, Insurance Premiums and Other Fees	727
Other Maintenance and Operating Expenses
Advertising Expenses	26
Printing and Publication Expenses	894
Representation Expenses	986
Rent/Lease Expenses	5,744
Membership Dues and Contributions to Organizations	1
Subscription Expenses	956

Total Maintenance and Other Operating Expenses	143,877

Total Current Operating Expenditures	866,548

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	50,119
Furniture, Fixtures and Books Outlay	4,133

Total Capital Outlays	54,252

TOTAL NEW APPROPRIATIONS	920,800

I. PRESIDENTIAL COMMISSION ON GOOD GOVERNMENT

For general administration and support, and operations, as indicated hereunder	₱	132,892,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	52,870,000	₱	19,359,000		₱	72,229,000
Operations		29,921,000		30,742,000			60,663,000

ILL-GOTTEN HEALTH RECOVERY AND ADMINISTRATION PROGRAM		29,921,000		30,742,000			60,663,000

TOTAL NEW APPROPRIATIONS	₱	82,791,000	₱	50,101,000		₱	132,892,000

Special Provision(s)

1. Use and Recording of Proceeds. All proceeds realized from the sale or administration of assets by the Presidential Commission on Good Government (PCGG) shall be deposited with the National Treasury: PROVIDED, That not more than ten percent (10%) of such proceeds shall be used for the payment of lawful claims, which include recovery expenses, selling expenses, custodianship and other related costs attributable to the sold or administered assets.

In no case shall the proceeds be used for payment of salaries, allowances and other benefits of PCGG officials and employees.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

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GENERAL APPROPRIATIONS ACT, FY 2019

2. Reporting and Posting Requirements. The PCGG shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	PCGG’s website.

The PCGG shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	52,089,000	₱	19,359,000		₱	71,448,000

Administration of Personnel Benefits		781,000					781,000

Sub-total, General Administration and Support		52,870,000		19,359,000			72,229,000

Operations
Ill-Gotten Wealth Effectively and Efficiently Recovered		29,921,000		30,742,000			60,663,000

ILL-GOTTEN WEALTH RECOVERY AND ADMINISTRATION PROGRAM		29,921,000		30,742,000			60,663,000

Recovery of Ill-gotten wealth		29,921,000		30,742,000			60,663,000

Sub-total, Operations		29,921,000		30,742,000			60,663,000

TOTAL NEW APPROPRIATIONS	₱	82,791,000	₱	50,101,000		₱	132,892,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	42,271

Total Permanent Positions	42,271

APRIL 29, 2019	OFFICIAL GAZETTE	1019
DEPARTMENT OF JUSTICE

Other Compensation Common to All
Personnel Economic Relief Allowance	1,632
Representation Allowance	1,080
Transportation Allowance	1,080
Clothing and Uniform Allowance	408
Honoraria	600
Mid-Year Bonus - Civilian	3,523
Year End Bonus	3,523
Cash Gift	340
Productivity Enhancement Incentive	340
Step Increment	106

Total Other Compensation Common to All	12,632

Other Benefits
PAG-IBIG Contributions	81
PhilHealth Contributions	348
Employees Compensation Insurance Premiums	81
Loyalty Award - Civilian	40
Terminal Leave	781

Total Other Benefits	1,331

Non-Permanent Positions	26,557

Total Personnel Services	82,791

Maintenance and Other Operating Expenses
Travelling Expenses	2,087
Training and Scholarship Expenses	1,349
Supplies and Materials Expenses	5,126
Utility Expenses	4,800
Communication Expenses	3,714
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and miscellaneous Expenses	1,990
Professional Services	15,750
General Services	7,800
Repairs and Maintenance	3,844
Taxes, Insurance Premiums and Other Fees	700
Other Maintenance and Operating Expenses
Advertising Expenses	264
Printing and Publication Expenses	56
Representation Expenses	765
Transportation and Delivery Expenses	56
Rent/Lease Expenses	950
Subscription Expenses	250
Other Maintenance and Operating Expenses	600

Total Maintenance and Other Operating Expenses	50,101

Total Current Operating Expenditures	132,892

TOTAL NEW APPROPRIATIONS	132,892

1020	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

J. PUBLIC ATTORNEY’S OFFICE

For general administration and support, and operations, as indicated hereunder	₱	4,125,895,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	276,699,000	₱	12,274,000	₱	4,980,000	₱	293,953,000
Operations		3,706,533,000		117,640,000		7,769,000		3,831,942,000

PUBLIC LEGAL ASSISTANCE PROGRAM		3,706,533,000		117,640,000		7,769,000		3,831,942,000

TOTAL NEW APPROPRIATIONS	₱	3,983,232,000	₱	129,914,000	₱	12,749,000	₱	4,125,895,000

Special Provision(s)

1. Reporting and Posting Requirements. The PAO shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	PAO’s website.

The PAO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	210,068,000	₱	12,274,000	₱	4,980,000	₱	227,322,000
Administration of Personnel Benefits		66,631,000						66,631,000

Sub-total, General Administration and Support		276,699,000		12,274,000		4,980,000		293,953,000

Operations
Accessible, Efficient and Effective Legal Service to Indigents and Other Qualified Persons Assured		3,706,533,000		117,640,000		7,769,000		3,831,942,000

PUBLIC LEGAL ASSISTANCE PROGRAM		3,706,533,000		117,640,000		7,769,000		3,831,942,000

APRIL 29, 2019	OFFICIAL GAZETTE	1021
DEPARTMENT OF JUSTICE

Provision of Free Legal Services to Indigents and Other Qualified Persons in Criminal, Civil, Labor, Administrative and Other Quasi-Judicial Cases		3,706,533,000		117,640,000		7,769,000		3,831,942,000

Sub-total, Operations		3,706,533,000		117,640,000		7,769,000		3,831,942,000

TOTAL NEW APPROPRIATIONS	₱	3,983,232,000	₱	129,914,000	₱	12,749,000	₱	4,125,895,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,920,174

Total Permanent Positions	2,920,174

Other Compensation Common to All
Personnel Economic Relief Allowance	74,088
Representation Allowance	151,860
Transportation Allowance	151,860
Clothing and Uniform Allowance	18,522
Mid-Year Bonus - Civilian	243,348
Year End Bonus	243,348
Cash Gift	15,435
Productivity Enhancement Incentive	15,435
Step Increment	7,300

Total Other Compensation Common to All	921,196

Other Compensation for Specific Groups
Allowance of PAO Lawyers and Employees Assigned in Night Courts	576
Inquest Allowance	49,344

Total Other Compensation for Specific Groups	49,920

Other Benefits
PAG-IBIG Contributions	3,705
PhilHealth Contributions	16,596
Employees Compensation Insurance Premiums	3,705
Retirement Gratuity	49,485
Loyalty Award - Civilian	1,305
Terminal Leave	17,146

Total Other Benefits	91,942

Total Personnel Services	3,983,232

1022	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance and Other Operating Expenses
Travelling Expenses	7,134
Training and Scholarship Expenses	7,572
Supplies and Materials Expenses	65,695
Utility Expenses	11,127
Communication Expenses	6,616
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,911
Professional Services	2,735
General Services	5,784
Repairs and Maintenance	1,749
Taxes, Insurance Premiums and Other Fees	650
Other Maintenance and Operating Expenses
Advertising Expenses	109
Printing and Publication Expenses	385
Representation Expenses	2,175
Transportation and Delivery Expenses	772
Rent/Lease Expenses	11,082
Membership Dues and Contributions to Organizations	355
Subscription Expenses	1,063

Total Maintenance and Other Operating Expenses	129,914

Total Current Operating Expenditures	4,113,146

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	4,980
Transportation Equipment Outlay	4,284
Furniture, Fixtures and Books Outlay	3,485

Total Capital Outlays	12,749

TOTAL NEW APPROPRIATIONS	4,125,895

APRIL 29, 2019	OFFICIAL GAZETTE	1023
DEPARTMENT OF JUSTICE

GENERAL SUMMARY

DEPARTMENT OF JUSTICE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	6,207,068,000	₱	759,062,000	₱	43,405,000	₱	7,009,535,000
B. BUREAU OF CORRECTIONS		1,190,253,000		1,856,197,000		1,053,357,000		4,099,807,000
C. BUREAU OF IMMIGRATION		742,816,000		381,712,000		149,856,000		1,274,384,000
D. LAND REGISTRATION AUTHORITY		868,786,000		130,417,000				999,203,000
E. NATIONAL BUREAU OF INVESTIGATION		978,694,000		680,194,000		171,751,000		1,830,639,000
F. OFFICE OF THE GOVERNMENT CORPORATE COUNSEL		184,602,000		17,709,000		10,000,000		212,311,000
G. OFFICE OF THE SOLICITOR GENERAL		736,971,000		234,609,000		29,810,000		1,001,390,000
H. PAROLE AND PROBATION ADMINISTRATION		722,671,000		143,877,000		54,252,000		920,800,000
I. PRESIDENTIAL COMMISSION ON GOOD GOVERNMENT		82,791,000		50,101,000				132,892,000
J. PUBLIC ATTORNEY’S OFFICE		3,983,232,000		129,914,000		12,749,000		4,125,895,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF JUSTICE	₱	15,697,884,000	₱	4,383,792,000	₱	1,525,180,000	₱	21,606,856,000

1024	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

XVII. DEPARTMENT OF LABOR AND EMPLOYMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded projects, as indicated hereunder	₱	11,603,002,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	823,069,000	₱	194,980,000	₱		₱	7,800,000	₱	1,025,849,000
Support to Operations		23,226,000		27,429,000				88,120,000		138,775,000
Operations		1,528,101,000		8,907,217,000		3,000,000				10,438,378,000

EMPLOYMENT FACILITATION PROGRAM		19,108,000		682,312,000						701,420,000
EMPLOYMENT PRESERVATION AND REGULATION PROGRAM		352,367,000		179,490,000						531,857,000
WORKERS PROTECTION AND WELFARE PROGRAM		1,156,626,000		8,045,475,000		3,000,000				9,205,101,000

Total, Programs		2,374,396,000		9,129,686,000		3,000,000		95,920,000	₱	11,603,002,000

TOTAL NEW APPROPRIATIONS	₱	2,374,396,000	₱	9,129,686,000	₱	3,000,000	₱	95,920,000	₱	11,603,002,000

Special Provision(s)

1. Verification Fees. In addition to the amounts appropriated herein, Two Hundred Thirty One Million Five Hundred Sixty Thousand Pesos (₱231,560,000) sourced from collections of verification fees earned in foreign posts shall be recorded as income under Special Account Fund 104354. Said verification fees collected as foreign currency earnings may be retained as a working fund for the administrative and operational expenses of DOLE’s Foreign Service Offices, subject to the guidelines jointly issued by the DBM, DOLE and BTr. The total amount of income retained as a working fund and the subsequent allotments to be released for the MODE and Capital Outlay requirements of DOLE’s foreign posts shall not exceed the amount of appropriations authorized for verification of overseas employment documents.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Tulong Panghanapbuhay sa Ating Disadvantaged or Displaced Workers Program. Of the amount appropriated under Livelihood and Emergency Employment, Five Billion Forty Five Million Eight Hundred Twelve Thousand Pesos (₱5,045,812,000) shall be used for the implementation of the Tulong Panghanapbuhay sa Ating Disadvantaged or Displaced Workers Program (TUPAD), subject to the condition that the DOLE shall be allowed to utilize up to five percent (5%) of the said amount to cover administrative costs of implementing the Program. Implementation of this Program shall not require counterpart funding from the local government units or any of its accredited program partners.

The TUPAD shall provide for a community-based assistance package of emergency employment for displaced workers, underemployed and seasonal workers for a minimum period of ten (10) days but not to exceed ninety (90) days depending on the nature of work to be performed or in times of massive displacement brought about by force majeure and other extraordinary circumstances. The beneficiaries shall also include sub-professionals involved in structured work in support of office operations or those engaged in arts, crafts and manual or clerical work.

3. Government Internship Program. The amount of One Billion Five Hundred Twelve Million One Hundred Twenty Five Thousand Pesos (₱1,512,125,000) shall be used for the payment of stipend equivalent to the minimum wage prevailing in the region of beneficiaries who

APRIL 29, 2019	OFFICIAL GAZETTE	1025
DEPARTMENT OF LABOR AND EMPLOYMENT

are eighteen (18) years of age and above. (CONDITIONAL IMPLEMENTATION - President’s Veto Message, April 15, 2019, Volume I-B, page 963, R.A. No. 11260)

4. Trust Receipts from Lien on Gross Production of Sugar. The lien imposed on the gross production of sugar remitted to DOLE and recorded as trust receipts shall be used in accordance with R.A. No. 6982, as follows:

(a) Eighty percent (80%), including interest income for payment of cash bonus of workers in the sugar farm or will based on work production;

(b) Nine percent (9%) for socio-economic projects of sugar workers;

(c) Five percent (5%) for the death benefit program of sugar workers;

(d) Three percent (3%) for maternity benefits of women sugar workers, up to the first four (4) deliveries in addition to existing benefits granted by law or collective bargaining agreements; and

(e) Three percent (3%) for administrative expenses.

Said lien shall be deposited in the National Treasury in accordance with E.O. No. 338, s. 1996 and shall be recorded as trust receipts.

5. National Green Jobs Human Resource Development Plan. Pursuant to the Green Jobs Act, the DOLE shall complete the formulation of a National Green Jobs Human Resource Development Plan on the development, enhancement and utilization of the labor force to help enable a just transition into a green economy.

6. Alien Employment Permit. Pursuant to P.D. No. 442, as amended, the DOLE is the sole agency authorized to issue an employment permit to an alien seeking employment in the Philippines. The employment permit may be issued after a determination of the non-availability of a person in the Philippines who is competent, able and willing at the time of application to perform the services for which the alien is desired.

The DOLE shall issue guidelines on the issuance of alien employment permits: Provided, That employment permits of foreigners who intend to work in the Philippines for less than six (6) months shall be issued within the period provided under R.A. No. 11032, otherwise known as “Ease of Doing Business and Efficient Government Service Delivery Act of 2018”.

7. Reporting and Posting Requirements. The DOLE shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting Systems (URS) or other electronic means for reports not covered by the URS; and

(b) DOLE’s website.

The DOLE shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

8. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Program/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	781,934,000	₱	194,980,000	₱	₱	7,800,000	₱	984,714,000

National Capital Region (NCR)		235,768,000		119,898,000					355,666,000

Central Office		153,214,000		101,539,000					254,753,000
Regional Office - NCR		82,554,000		18,359,000					100,913,000
Region I - Ilocos		39,569,000		3,201,000					42,770,000

Regional Office - I		39,569,000		3,201,000					42,770,000

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Cordillera Administrative Region (CAR)	27,155,000	3,996,000		31,151,000

Regional Office - CAR	27,155,000	3,996,000		31,151,000
Region II - Cagayan Valley	30,556,000	1,798,000		32,354,000

Regional Office - II	30,556,000	1,798,000		32,354,000
Region III - Central Luzon	53,479,000	4,468,000		57,947,000

Regional Office – III	53,479,000	4,468,000		57,947,000
Region IVA - CALABARZON	48,153,000	11,080,000	1,300,000	60,533,000

Regional Office - IVA	48,153,000	11,080,000	1,300,000	60,533,000
Region IVB - NIMAROPA	19,148,000	2,819,000		21,967,000

Regional Office - IVB	19,148,000	2,819,000		21,967,000
Region V - Bicol	36,842,000	2,531,000	1,300,000	40,673,000

Regional Office - V	36,842,000	2,531,000	1,300,000	40,673,000
Region VI - Western Visayas	45,357,000	5,046,000	1,300,000	51,703,000

Regional Office - VI	45,357,000	5,046,000	1,300,000	51,703,000
Region VII - Central Visayas	41,127,000	6,695,000	1,300,000	49,122,000

Regional Office - VII	41,127,000	6,695,000	1,300,000	49,122,000
Region VIII - Eastern Visayas	32,565,000	4,199,000		36,764,000

Regional Office - VIII	32,565,000	4,199,000		36,764,000
Region IX - Zamboanga Peninsula	37,337,000	3,542,000		40,879,000

Regional Office - IX	37,337,000	3,542,000		40,879,000
Region X - Northern Mindanao	40,424,000	4,139,000	1,300,000	45,863,000

Regional Office - X	40,424,000	4,139,000	1,300,000	45,863,000
Region XI - Davao	40,964,000	8,106,000		49,070,000

Regional Office - XI	40,964,000	8,106,000		49,070,000
Region XII - SOCCSKSARGEN	33,274,000	4,862,000	1,300,000	39,436,000

Regional Office - XII	33,274,000	4,862,000	1,300,000	39,436,000
Region XIII - CARAGA	20,216,000	8,600,000		28,816,000

Regional Office - XIII	20,216,000	8,600,000		28,816,000
Administration of Personnel Benefits	41,135,000			41,135,000

APRIL 29, 2019	OFFICIAL GAZETTE	1027
DEPARTMENT OF LABOR AND EMPLOYMENT

National Capital Region (NCR)	41,135,000			41,135,000

Central Office	41,135,000			41,135,000

Sub-total, General Administration and Support	823,069,000	194,980,000	7,800,000	1,025,849,000

Support to Operations
Attendance to local, regional, international conference and participation of tripartite delegation in the International Labor Organizations in Geneva, Switzerland		3,240,000		3,240,000

National Capital Region (NCR)		3,240,000		3,240,000

Central Office		3,240,000		3,240,000
Legal Services	23,226,000	3,050,000		26,276,000

National Capital Region (NCR)	23,226,000	3,050,000		26,276,000

Central Office	23,226,000	3,050,000		26,276,000
Project(s)
Locally-Funded Project(s)		21,139,000	88,120,000	109,259,000

Computerization Program		21,139,000	88,120,000	109,259,000
National Capital Region (NCR)		21,139,000	88,120,000	109,259,000

Central Office		21,139,000	88,120,000	109,259,000

Sub-total, Support to Operations	23,226,000	27,429,000	88,120,000	138,775,000

Operations
Employability of workers and competitiveness of NSNEs enhanced	19,108,000	682,312,000		701,420,000

EMPLOYMENT FACILITATION PROGRAM	19,108,000	682,312,000		701,420,000

Promotion of Local Employment	19,108,000	7,037,000		26,145,000

National Capital Region (NCR)	19,108,000	7,037,000		26,145,000

Central Office	19,108,000	7,037,000		26,145,000
Youth Employability		537,871,000		537,871,000

National Capital Region (NCR)		105,463,000		105,463,000

Central Office		20,463,000		20,463,000
Regional Office - NCR		85,000,000		85,000,000

1028	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region I - Ilocos	13,000,000	13,000,000

Regional Office - I	13,000,000	13,000,000
Cordillera Administrative Region (CAR)	20,000,000	20,000,000

Regional Office - CAR	20,000,000	20,000,000
Region II - Cagayan Valley	27,000,000	27,000,000

Regional Office - II	27,000,000	27,000,000
Region III - Central Luzon	78,000,000	78,000,000

Regional Office - III	78,000,000	78,000,000
Region IVA - CALABARZON	40,000,000	40,000,000

Regional Office - IVA	40,000,000	40,000,000
Region IVB - MIMAROPA	12,000,000	12,000,000

Regional Office - IVB	12,000,000	12,000,000
Region V - Bicol	13,000,000	13,000,000

Regional Office - V	13,000,000	13,000,000
Region VI - Western Visayas	24,000,000	24,000,000

Regional Office - VI	24,000,000	24,000,000
Region VII - Central Visayas	58,000,000	58,000,000

Regional Office - VII	58,000,000	58,000,000
Region VIII - Eastern Visayas	15,408,000	15,408,000

Regional Office - VIII	15,408,000	15,408,000
Region IX - Zamboanga Peninsula	33,000,000	33,000,000

Regional Office - IX	33,000,000	33,000,000
Region X - Northern Mindanao	24,000,000	24,000,000

Regional Office - X	24,000,000	24,000,000
Region XI - Davao	24,000,000	24,000,000

Regional Office - XI	24,000,000	24,000,000
Region XII - SOCCSKSARGEN	35,000,000	35,000,000

Regional Office - XII	35,000,000	35,000,000
Region XIII - CARAGA	16,000,000	16,000,000

Regional Office - XIII	16,000,000	16,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1029
DEPARTMENT OF LABOR AND EMPLOYMENT

Job Search Assistance	121,389,000	121,389,000

National Capital Region (NCR)	107,924,000	107,924,000

Central Office	105,409,000	105,409,000
Regional Office - NCR	2,515,000	2,515,000
Region I - Ilocos	820,000	820,000

Regional Office - I	820,000	820,000
Cordillera Administrative Region (CAR)	847,000	847,000

Regional Office - CAR	847,000	847,000
Region II - Cagayan Valley	615,000	615,000

Regional Office - II	615,000	615,000
Region III - Central Luzon	2,439,000	2,439,000

Regional Office - III	2,439,000	2,439,000
Region IVA - CALABARZON	1,987,000	1,987,000

Regional Office - IVA	1,987,000	1,987,000
Region IVB - MIMAROPA	528,000	528,000

Regional Office - IVB	528,000	528,000
Region V - Bicol	433,000	433,000

Regional Office - V	433,000	433,000
Region VI - Western Visayas	655,000	655,000

Regional Office - VI	655,000	655,000
Region VII - Central Visayas	565,000	565,000

Regional Office - VII	565,000	565,000
Region VIII - Eastern Visayas	790,000	790,000

Regional Office - VIII	790,000	790,000
Region IX - Zamboanga Peninsula	633,000	633,000

Regional Office - IX	633,000	633,000
Region X - Northern Mindanao	794,000	794,000

Regional Office - X	794,000	794,000
Region XI - Davao	1,080,000	1,080,000

Regional Office - XI	1,080,000	1,080,000

1030	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region XII - SOCCSKSARGEN		695,000	695,000

Regional Office - XII		695,000	695,000
Region XIII - CARAGA		584,000	584,000

Regional Office - XIII		584,000	584,000
Project(s)
Locally-Funded Project(s)		16,015,000	16,015,000

Skills Registry Program		16,015,000	16,015,000
National Capital Region (NCR)		16,015,000	16,015,000

Central Office		16,015,000	16,015,000
Protection of workers’ rights and maintenance of industrial peace ensured	352,367,000	179,490,000	531,857,000

EMPLOYMENT PRESERVATION AND REGULATION PROGRAM	352,367,000	179,490,000	531,857,000

Promotion of Good Labor-Management Relations	25,493,000	6,894,000	32,387,000

National Capital Region (NCR)	25,493,000	6,894,000	32,387,000

Central Office	25,493,000	6,894,000	32,387,000
Promotion of Rights at Work and Labor Standards	27,655,000	5,637,000	33,292,000

National Capital Region (NCR)	27,655,000	5,637,000	33,292,000

Central Office	27,655,000	5,637,000	33,292,000
Tripartism and Social Dialogue		5,454,000	5,454,000

National Capital Region (NCR)		5,454,000	5,454,000

Central Office		5,454,000	5,454,000
Workers Organizations Development and Empowerment		16,839,000	16,839,000

National Capital Region (NCR)		4,334,000	4,334,000

Central Office		3,809,000	3,809,000
Regional Office - NCR		525,000	525,000
Region I - Ilocos		134,000	134,000

Regional Office - I		134,000	134,000
Cordillera Administrative Region (CAR)		396,000	396,000

Regional Office - CAR		396,000	396,000

APRIL 29, 2019	OFFICIAL GAZETTE	1031
DEPARTMENT OF LABOR AND EMPLOYMENT

Region II - Cagayan Valley		1,086,000	1,086,000

Regional Office - II		1,086,000	1,086,000
Region III - Central Luzon		974,000	974,000

Regional Office - III		974,000	974,000
Region IVA - CALABARZON		2,271,000	2,271,000

Regional Office - IVA		2,271,000	2,271,000
Region IVB - MIMAROPA		844,000	844,000

Regional Office - IVB		844,000	844,000
Region V - Bicol		573,000	573,000

Regional Office - V		573,000	573,000
Region VI - Western Visayas		755,000	755,000

Regional Office - VI		755,000	755,000
Region VII - Central Visayas		767,000	767,000

Regional Office - VII		767,000	767,000
Region VIII - Eastern Visayas		459,000	459,000

Regional Office - VIII		459,000	459,000
Region IX - Zamboanga Peninsula		966,000	966,000

Regional Office - IX		966,000	966,000
Region X - Northern Mindanao		1,252,000	1,252,000

Regional Office - X		1,252,000	1,252,000
Region XI - Davao		821,000	821,000

Regional Office - XI		821,000	821,000
Region XII - SOCCSKSARGEN		880,000	880,000

Regional Office - XII		880,000	880,000
Region XIII - CARAGA		327,000	327,000

Regional Office - XIII		327,000	327,000
Labor Laws Compliance	299,219,000	135,376,000	434,595,000

National Capital Region (NCR)	144,675,000	44,656,000	189,331,000

Central Office		29,020,000	29,020,000
Regional Office - NCR	144,675,000	15,636,000	160,311,000

1032	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region I - Ilocos	12,447,000	5,010,000	17,457,000

Regional Office - I	12,447,000	5,010,000	17,457,000
Cordillera Administrative Region (CAR)	3,787,000	3,486,000	7,273,000

Regional Office - CAR	3,787,000	3,486,000	7,273,000
Region II - Cagayan Valley	9,380,000	3,357,000	12,737,000

Regional Office - II	9,380,000	3,357,000	12,737,000
Region III - Central Luzon	25,402,000	13,231,000	38,633,000

Regional Office - III	25,402,000	13,231,000	38,633,000
Region IVA - CALABARZON	33,682,000	12,052,000	45,734,000

Regional Office - IVA	33,682,000	12,052,000	45,734,000
Region IVB - MIMAROPA	1,378,000	4,010,000	5,388,000

Regional Office - IVB	1,378,000	4,010,000	5,388,000
Region V - Bicol	1,915,000	3,725,000	5,640,000

Regional Office - V	1,915,000	3,725,000	5,640,000
Region VI - Western Visayas	11,292,000	6,263,000	17,555,000

Regional Office - VI	11,292,000	6,263,000	17,555,000
Region VII - Central Visayas	18,020,000	7,745,000	25,765,000

Regional Office - VII	18,020,000	7,745,000	25,765,000
Region VIII - Eastern Visayas	2,910,000	3,620,000	6,530,000

Regional Office - VIII	2,910,000	3,620,000	6,530,000
Region IX - Zamboanga Peninsula	5,428,000	4,034,000	9,462,000

Regional Office - IX	5,428,000	4,034,000	9,462,000
Region X - Northern Mindanao	8,875,000	8,810,000	17,685,000

Regional Office - X	8,875,000	8,810,000	17,685,000
Region XI - Davao	12,941,000	7,335,000	20,276,000

Regional Office - XI	12,941,000	7,335,000	20,276,000
Region XII - SOCCKSARGEN	3,562,000	4,485,000	8,047,000

Regional Office - XI	3,562,000	4,485,000	8,047,000
Region XIII - CARAGA	3,525,000	3,557,000	7,082,000

Regional Office - XIII	3,525,000	3,557,000	7,082,000

APRIL 29, 2019	OFFICIAL GAZETTE	1033
DEPARTMENT OF LABOR AND EMPLOYMENT

Case Management	9,290,000	9,290,000

National Capital Region (NCR)	1,522,000	1,522,000

Central Office	777,000	777,000
Regional Office - NCR	745,000	745,000
Region I - Ilacos	414,000	414,000

Regional Office - I	414,000	414,000
Cordillera Administrative Region (CAR)	372,000	372,000

Regional Office - CAR	372,000	372,000
Region II - Cagaya Valley	331,000	331,000

Regional Office - II	331,000	331,000
Region III - Central Luzon	308,000	308,000

Regional Office - III	308,000	308,000
Region IVA - CALABARZON	735,000	735,000

Regional Office - IVA	735,000	735,000
Region lVB - MIMAROPA	379,000	379,000

Regional Office - IVB	379,000	379,000
Region V - Bicol	319,000	319,000

Regional Office - V	319,000	319,000
Region VI - Western Visayas	732,000	732,000

Regional Office - VI	732,000	732,000
Region VII - Central Visayas	563,000	563,000

Regional Office - VII	563,000	563,000
Region VIII - Eastern Visayas	770,000	770,000

Regional Office - VIII	770,000	770,000
Region IX - Zamboanga Peninsula	512,000	512,000

Regional Office - IX	512,000	512,000
Region X - Northern Mindanao	620,000	620,000

Regional Office - X	620,000	620,000
Region XI - Davao	585,000	585,000

Regional Office - XI	585,000	585,000

1034	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region XII - SOCCSKSARGEN		406,000		406,000

Regional Office - XII		406,000		406,000
Region XIII - CARAGA		722,000		722,000

Regional Office - XIII		722,000		722,000
Social protection for vulnerable workers strengthened	1,156,626,000	8,045,475,000	3,000,000	9,205,101,000

WORKERS PROTECTION AND WELFARE PROGRAM	1,156,626,000	8,045,475,000	3,000,000	9,205,101,000

Promotion of Rights and Welfare of Workers With Special Concerns	34,959,000	15,139,000		50,098,000

National Capital Region (NCR)	34,959,000	15,139,000		50,098,000

Central Office	34,959,000	15,139,000		50,098,000
Promotion of International Labor Affairs	17,823,000	12,479,000		30,302,000

National Capital Region (NCR)	17,823,000	12,479,000		30,302,000

Central Office	17,823,000	12,479,000		30,302,000
Livelihood and Emergency Employment		7,453,337,000		7,453,337,000

National Capital Region (NCR)		6,744,016,000		6,744,016,000

Central Office		6,733,339,000		6,733,339,000
Regional Office - NCR		10,677,000		10,677,000
Region I - Ilocos		17,813,000		17,813,000

Regional Office - I		17,813,000		17,813,000
Cordillera Administrative Region (CAR)		33,870,000		33,870,000

Regional Office - CAR		33,870,000		33,870,000
Region II - Cagayan Valley		12,792,000		12,792,000

Regional Office - II		12,792,000		12,792,000
Region III - Central Luzon		45,931,000		45,931,000

Regional Office - III		45,931,000		45,931,000
Region IVA - CALABARZON		42,226,000		42,226,000

Regional Office - IVA		42,226,000		42,226,000
Region IVB - NIMAROPA		19,677,000		19,677,000

Regional Office - IVB		19,677,000		19,677,000

APRIL 29, 2019	OFFICIAL GAZETTE	1035
DEPARTMENT OF LABOR AND EMPLOYMENT

Region V - Bicol		63,008,000		63,008,000

Regional Office - V		63,008,000		63,008,000
Region VI - Western Visayas		71,570,000		71,570,000

Regional Office - VI		71,570,000		71,570,000
Region VII - Central Visayas		83,411,000		83,411,000

Regional Office - VII		83,411,000		83,411,000
Region VIII - Eastern Visayas		72,200,000		72,200,000

Regional Office - VIII		72,200,000		72,200,000
Region IX - Zamboanga Peninsula		31,133,000		31,133,000

Regional Office - IX		31,133,000		31,133,000
Region X - Northern Mindanao		71,175,000		71,175,000

Regional Office - X		71,175,000		71,175,000
Region XI - Davao		43,185,000		43,185,000

Regional Office - XI		43,185,000		43,185,000
Region XII - SOCCSKSARGEN		66,895,000		66,895,000

Regional Office - XII		66,895,000		66,895,000
Region XIII - CARAGA		34,435,000		34,435,000

Regional Office - XIII		34,435,000		34,435,000
Welfare Services	1,080,448,000	511,581,000	3,000,000	1,595,029,000

National Capital Region (NCR)	994,094,000	505,276,000	3,000,000	1,502,370,000

Central Office	984,839,000	504,559,000	3,000,000	1,492,398,000
Regional Office - NCR	9,255,000	717,000		9,972,000
Region I - Ilocos	4,718,000	398,000		5,116,000

Regional Office - I	4,718,000	398,000		5,116,000
Cordillera Administrative Region (CAR)	7,119,000	432,000		7,551,000

Regional Office - CAR	7,119,000	432,000		7,551,000
Region II - Cagayan Valley	4,606,000	361,000		4,967,000

Regional Office - II	4,606,000	361,000		4,967,000
Region III - Central Luzon	5,612,000	545,000		6,157,000

Regional Office - III	5,612,000	545,000		6,157,000

1036	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IVA - CALABARZON		5,631,000		626,000						6,257,000

Regional Office - IVA		5,631,000		626,000						6,257,000
Region IVB - MIMAROPA		7,956,000		317,000						8,273,000

Regional Office - IVB		7,956,000		317,000						8,273,000
Region V - Bicol		6,638,000		304,000						6,942,000

Regional Office - V		6,638,000		304,000						6,942,000
Region VI - Western Visayas		4,139,000		385,000						4,524,000

Regional Office - VI		4,139,000		385,000						4,524,000
Region VII - Central Visayas		7,153,000		353,000						7,506,000

Regional Office - VII		7,153,000		353,000						7,506,000
Region VIII - Eastern Visayas		4,970,000		391,000						5,361,000

Regional Office - VIII		4,970,000		391,000						5,361,000
Region IX - Zamboanga Peninsula		5,329,000		448,000						5,777,000

Regional Office - IX		5,329,000		448,000						5,777,000
Region X - Northern Mindanao		5,034,000		624,000						5,658,000

Regional Office - X		5,034,000		624,000						5,658,000
Region XI - Davao		6,916,000		545,000						7,461,000

Regional Office - XI		6,916,000		545,000						7,461,000
Region XII - SOCCSKSARGEN		5,574,000		237,000						5,811,000

Regional Office - XII		5,574,000		237,000						5,811,000
Region XIII - CARAGA		4,959,000		339,000						5,298,000

Regional Office - XIII		4,959,000		339,000						5,298,000
Reintegration Services for Overseas Filipino Workers		23,396,000		52,939,000						76,335,000

National Capital Region (NCR)		23,396,000		52,939,000						76,335,000

Central Office		23,396,000		52,939,000						76,335,000

Sub-total, Operations		1,528,101,000		8,907,277,000		3,000,000				10,438,378,000

TOTAL NEW APPROPRIATIONS	₱	2,374,396,000	₱	9,129,686,000	₱	3,000,000	₱	95,920,000	₱	11,603,002,000

New Appropriations, by Object of Expenditures

APRIL 29, 2019	OFFICIAL GAZETTE	1037
DEPARTMENT OF LABOR AND EMPLOYMENT

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,158,604

Total Permanent Positions	1,158,604

Other Compensation Common to All
Personnel Economic Relief Allowance	53,472
Representation Allowance	14,220
Transportation Allowance	14,112
Clothing and Uniform Allowance	13,368
Mid-Year Bonus - Civilian	96,547
Year End Bonus	96,547
Cash Gift	11,140
Productivity Incentive Allowance	11,140
Step Increment	2 ,895

Total Other Compensation Common to All	313,441

Other Compensation for Specific Groups
Overseas Allowance	841,612

Total Other Compensation for Specific Groups	841,612

Other Benefits
PAG-IBIG Contributions	2,673
PhilHealth Contributions	12,088
Employees Compensation Insurance Premiums	2,673
Loyalty Award - Civilian	2,170
Terminal Leave	41,135

Total Other Benefits	60,739

Total Personnel services	2,374,396

Maintenance and Other Operating Expenses
Travelling Expenses	301,919
Training and Scholarship Expenses	114,080
Supplies and Materials Expenses	93, 074
Utility Expenses	68,426
Communication Expenses	103,906
Awards/Regards and Prizes	2,396
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,448
Professional Services	128,526
General Services	40,731
Repairs and Maintenance	37,965

1038	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Financial Assistance/Subsidy	7,884,169
Taxes, Insurance Premiums and Other Fees	7,342
Other Maintenance and Operating Expenses
Advertising Expenses	6,489
Printing and Publication Expenses	20,834
Representation Expenses	39,386
Transportation and Delivery Expenses	24,589
Rent/Lease Expenses	184,852
Membership Dues and Contributions to Organizations	65
Subscription Expenses	10,644
Donations	20
Other Maintenance and Operating Expenses	54,825

Total Maintenance and Other Operating Expenses	9,129,686

Financial Expenses
Bank Charges	3,000

Total Financial Expenses	3,000

Total Current Operating Expenditures	11,507,082

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	88,120
Transportation Equipment Outlay	7,800

Total Capital Outlays	95,920

TOTAL NEW APPROPRIATIONS	11,603,002

B. INSTITUTE FOR LABOR STUDIES

For general administration and support, and operations, including locally-funded projects as indicated hereunder	₱	44,443,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	10,491,000	₱	9,791,000	₱	5,379,000	₱	25,661,000
Operations		15,852,000		2,930,000				18,782,000

APRIL 29, 2019	OFFICIAL GAZETTE	1039
DEPARTMENT OF LABOR AND EMPLOYMENT

LABOR AND EMPLOYMENT RESEARCH PROGRAM		15,852,000		2,930,000				18,782,000

Total, Programs		26,343,000		12,721,000		5,379,000		44,443,000

TOTAL NEW APPROPRIATIONS	₱	26,343,000	₱	12,721,000	₱	5,379,000	₱	44,443,000

Special Provision(s)

1. Reporting and Posting Requirements. The Institute for Labor Studies (ILS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting system (URS) or other electronic means for receipts not covered by the URS; and

(b) ILS’s website.

The ILS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	10,491,000	₱	8,991,000	₱	4,379,000	₱	23,861,000
Project(s)
Locally - Funded Projects				800,000		1,000,000		1,800,000

Business Process Automation				800,000		1,000,000		1,800,000

Sub-total, General Administration and Support		10,491,000		9,791,000		5,379,000		25,661,000

Operations
Utilization of labor and employment researches for policy development and Program implementation increased		15,852,000		2,930,000				18,782,000

LABOR AND EMPLOYMENT RESEARCH PROGRAM		15,852,000		2,930,000				18,782,000

Cost-benefit evaluation of legislation, research into innovative and indigenous approaches promoting harmonious and productive labor-management relations, and publication		15,852,000		2,730,000				18,582,000

PROJECT(S)
Locally-Funded Project(s)				200,000				200,000

1040	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Adoption of Inter-Agency
Shared Services				200,000				200,000

Sub-total, Operations		15,852,000		2,930,000				18,782,000

TOTAL NEW APPROPRIATIONS	₱	26,343,000	₱	12,721,000	₱	5,379,000	₱	44,443,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	20,278

Total Permanent Positions	20,278

Other Compensation Common to All
Personnel Economic Relief Allowance	984
Representation Allowance	342
Transportation Allowance	342
Clothing and Uniform Allowance	246
Mid-Year Bonus - Civilian	1,689
Year End Bonus	1,689
Cash Gift	205
Productivity Enhancement Incentive	205
Step Increment	51

Total Other Compensation Common to All	5,753

Other Benefits
PAG-IBIG Contributions	49
PhilHealth Contributions	214
Employees Compensation Insurance Premiums	49

Total Other Benefits	312

Total Personnel Services	26,343

Maintenance and Other Operating Expenses
Travelling Expenses	1,517
Training and Scholarship Expenses	1,028
Supplies and Materials Expenses	1,532
Utility Expenses	1,140
Communication Expenses	1,080
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	285
General Services	2,375

APRIL 29, 2019	OFFICIAL GAZETTE	1041
DEPARTMENT OF LABOR AND EMPLOYMENT

Repairs and Maintenance	687
Taxes, Insurance Premiums and Other Fees	150
Other Maintenance and Operating Expenses
Advertising Expenses	10
Printing and Publication Expenses	193
Representation Expenses	1,179
Rent/Lease Expenses	120
Subscription Expenses	1,090
Other Maintenance and Operating Expenses	217

Total Maintenance and Other Operating Expenses	12,721

Total Current Operating Expenditures	39,064

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,775
Furniture, Fixtures and Books Outlay	2,209
Intangible Assets Outlay	395

Total Capital Outlays	5,379

TOTAL NEW APPROPRIATIONS	44,443

C. NATIONAL CONCILIATION AND MEDIATION BOARD

For general administration and support, support to operations, and operations, as indicated hereunder	₱	237,530,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	18,114,000	₱	21,121,000	₱	6,675,000	₱	45,910,000
Support to Operations		16,821,000		5,311,000		5,839,000		27,971,000
Operations		120,225,000		43,424,000				163,649,000

LABOR-MANAGEMENT PARTNERSHIP AND EMPOWERMENT PROGRAM		42,276,000		25,133,000				67,409,000

1042	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

LABOR CASE MANAGEMENT PROGRAM		77,949,000		18,291,000				96,240,000

Total, Programs		155,160,000		69,856,000		12,514,000		237,530,000

TOTAL NEW APPROPRIATIONS	₱	155,160,000	₱	69,856,000	₱	12,514,000	₱	237,530,000

Special Provision(s)

1. Special Voluntary Arbitration Fund. In addition to the amounts appropriated herein, Three Hundred Sixty One Thousand Pesos (₱361,000) sourced from registration fees collected on collective bargaining agreements, constituted into the Special Voluntary Arbitration Fund, shall be used for the effective and efficient administration of the Voluntary Arbitration Program in accordance with Article 231 of P.D. No. 442, as amended by R.A. No. 6715.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirements. The National Conciliation and Mediation Board (NCMB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) NCMB’s website.

The NCMB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	12,758,000	₱	21,121,000	₱	6,675,000	₱	40,554,000

National Capital Region (NCR)		12,758,000		21,121,000		6,675,000		40,554,000

Central Office		12,758,000		21,121,000		6,675,000		40,554,000
Administration of Personnel Benefits		5,356,000						5,356,000

National Capital Region (NCR)		5,356,000						5,356,000

Central Office		5,356,000						5,356,000

Sub-total, General Administration and Support		18,114,000		21,121,000		6,675,000		45,910,000

APRIL 29, 2019	OFFICIAL GAZETTE	1043
DEPARTMENT OF LABOR AND EMPLOYMENT

Support to Operations
Policy and Program Formulation, Monitoring and Evaluation and Conciliation/Mediation, Labor Management Cooperation and Voluntary Arbitration		16,821,000		5,311,000		5,839,000		27,971,000

National Capital Region (NCR)		16,821,000		5,311,000		5,839,000		27,971,000

Central Office		16,821,000		5,311,000		5,839,000		27,971,000

Sub-total, Support to Operations		16,821,000		5,311,000		5,839,000		27,971,000

Operations
Labor-management relations improved		42,276,000		25,133,000				67,409,000

LABOR-MANAGEMENT PARTNERSHIP AND EMPOWERMENT PROGRAM		42,276,000		25,133,000				67,409,000

Facilitation/Operationalization/Institutionalization/Strengthening and Enhancement of Workplace Cooperation Partnership Mechanisms, and Workplace Dispute Prevention and Settlement Mechanisms		42,276,000		25,133,000				67,409,000

National Capital Region (NCR)		42,276,000		25,133,000				67,409,000

Central Office		42,276,000		25,133,000				67,409,000
Labor disputes effectively settled/resolved		77,949,000		18,291,000				96,240,000

LABOR CASE MANAGEMENT PROGRAM		77,949,000		18,291,000				96,240,000

Labor Conciliation-Mediation of Requests for Assistance (RFAs), Preventive Mediation (PM), Notices of Strike/Lockout (NS/L), Actual Strike/Lockout (AS/L) and Arbitration Services		77,949,000		18,291,000				96,240,000

National Capital Region (NCR)		77,949,000		18,291,000				96,240,000

Central Office		77,949,000		18,291,000				96,240,000

Sub-total, Operations		120,225,000		43,424,000				163,649,000

TOTAL NEW APPROPRIATIONS	₱	155,160,000	₱	69,856,000	₱	12,514,000	₱	237,530,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

1044	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	114,166

Total Permanent Positions	114,166

Other Compensation Common to All
Personnel Economic Relief Allowance	4,680
Representation Allowance	3,540
Transportation Allowance	3,540
Clothing and Uniform Allowance	1,170
Mid-Year Bonus-Civilian	9,512
Year End Bonus	9,512
Cash Gift	975
Productivity Enhancement Incentive	975
Step Increment	286

Total Other Compensation Common to All	34,190

Other Benefits
PAG-IBIG Contributions	233
PhilHealth Contributions	982
Employees Compensation Insurance Premiums	233
Terminal Leave	5,356

Total Other Benefits	6,804

Total Personnel Services	155,160

Maintenance and Other Operating Expenses
Travelling Expenses	7,160
Training and Scholarship Expenses	5,170
Supplies and Materials Expenses	7,295
Utility Expenses	4,911
Communication Expenses	4,569
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,626
Professional Services	6,212
General Services	10,065
Repairs and Maintenance	4,859
Taxes, Insurance Premiums and Other Fees	651
Other Maintenance and Operating Expenses
Advertising Expenses	89
Printing and Publication Expenses	235
Representation Expenses	2,316
Rent/Lease Expenses	11,909
Subscription Expenses	2,369

APRIL 29, 2019	OFFICIAL GAZETTE	1045
DEPARTMENT OF LABOR AND EMPLOYMENT

Other Maintenance and Operating Expense	420

Total Maintenance and Other Operating Expenses	69,856

Total Current Operating Expenditures	225,016

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	5,839
Machinery and Equipment Outlay	5,375
Transportation Equipment Outlay	1,300

Total Capital Outlays	12,514

TOTAL NEW APPROPRIATIONS	237,530

D. NATIONAL LABOR RELATIONS COMMISSION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	1,513,770,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	167,340,000	₱	84,411,000	₱	500,000	₱	252,251,000
Operations		927,766,000		106,489,000		227,264,000		1,261,519,000

LABOR ARBITRATION PROGRAM		927,766,000		106,489,000		227,264,000		1,261,519,000

TOTAL NEW APPROPRIATIONS	₱	1,095,106,000	₱	190,900,000	₱	227,764,000	₱	1,513,770,000

Special Provision(s)

[~~1. Use of Income. In addition to the amounts appropriated herein, the National Labor Relations Commission (NLRC) is authorized to use its income sourced from fees collected to constitute the Special Trust Fund to cover payment for discretionary expenses to augment deficiency in the budget for maintenance and other operating expenses and capital outlay.~~]

(DIRECT VETO - President’s Veto Message, April 15, 2019, Volume I-B, page 956, R.A. No. 11260)

2. Reporting and Posting Requirements. The NLRC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) NLRC’s website.

The NLRC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to the said agencies shall be considered the date of compliance with this requirement.

1046	OFFICIAL GAZETTE	VOL. 115, NO. 17
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3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	66,650,000	₱	84,411,000	₱	500,000	₱	151,561,000

National Capital Region (NCR)		66,650,000		84,411,000		500,000		151,561,000

Central Office		66,650,000		84,411,000		500,000		151,561,000
Administration of Personnel Benefits		100,690,000						100,690,000

National Capital Region (NCR)		100,690,000						100,690,000

Central Office		100,690,000						100,690,000

Sub-total, General Administration and Support		167,340,000		84,411,000		500,000		252,251,000

Operations
Due process in resolving labor disputes ensured		927,766,000		106,489,000		227,264,000		1,261,519,000

LABOR ARBITRATION PROGRAM		927,766,000		106,489,000		227,264,000		1,261,519,000

Resolution of Appealed Labor Cases		272,687,000		38,846,000				311,533,000

National Capital Region (NCR)		272,687,000		38,846,000				311,533,000

Central Office		272,687,000		38,846,000				311,533,000
Arbitration of Labor Cases		655,079,000		67,643,000				722,722,000

National Capital Region (NCR)		655,079,000		67,643,000				722,722,000

Central Office		655,079,000		67,643,000				722,722,000
Projects
Locally - Funded Projects						227,264,000		227,264,000

Construction of NLNC Central Office Building						227,264,000		227,264,000

APRIL 29, 2019	OFFICIAL GAZETTE	1047
DEPARTMENT OF LABOR AND EMPLOYMENT

National Capital Region (NCR)						227,264,000		227,264,000

Central Office						227,264,000		227,264,000

Sub-total, Operations		927,766,000		106,489,000		227,264,000		1,261,519,000

TOTAL NEW APPROPRIATIONS	₱	1,095,106,000	₱	190,900,000	₱	227,764,000	₱	1,513,770,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	754,512

Total Permanent Positions	754,572

Other Compensation Common to All
Personnel Economic Relief Allowance	26,088
Representation Allowance	25,470
Transportation Allowance	25,470
Clothing and Uniform Allowance	6,522
Mid-Year Bonus - Civilian	62,879
Year End Bonus	62,879
Cash Gift	5,435
Productivity Enhancement Incentive	5,435
Step Increment	1,888

Total Other Compensation Common to All	222,066

Other Compensation for Specific Groups
Longevity Pay	9,412

Total Other Compensation for Specific Groups	9,412

Other Benefits
PAG-IBIG Contributions	1,304
PhilHealth Contributions	5,084
Employees Compensation Insurance Premiums	1,304
Retirement Gratuity	61,404
Terminal Leave	39,286

Total Other Benefits	108,382

1048	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Non-Permanent Positions	674

Total Personnel Services	1,095,106

Maintenance and Other Operating Expenses
Travelling Expenses	3,433
Training and Scholarship Expenses	4,665
Supplies and Materials Expenses	10,663
Utility Expenses	24,304
Communication Expenses	30,274
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	24,471
Professional Services	530
General Services	17,140
Repairs and Maintenance	3,220
Repairs and Maintenance of Leased Assets	10
Taxes, Insurance Premiums and Other Fees	2,147
Other Maintenance and Operating Expenses
Advertising Expenses	192
Printing and Publication Expenses	220
Representation Expenses	300
Transportation and Delivery Expenses	706
Rent/Lease Expenses	66,002
Subscription Expenses	2,623

Total Maintenance and Other Operating Expenses	190,900

Total Current Operating Expenditures	1,286,006

Capital Outlays
Property, Plant and Equipment Outlay
Building and Other Structures	227,264
Intangible Assets Outlay	500

Total Capital Outlays	227,764

TOTAL NEW APPROPRIATIONS	1,513,770

E. NATIONAL MARITIME POLYTECHNIC

For general administration and support, and operations, as indicated hereunder	₱	102,814,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	20,401,000	₱	21,490,000	₱	3,660,000	₱	45,551,000

APRIL 29, 2019	OFFICIAL GAZETTE	1049
DEPARTMENT OF LABOR AND EMPLOYMENT

Operations		28,806,000		24,957,000		3,500,000		57,263,000

MARITIME SKILLS COMPETENCY PROGRAM		19,147,000		18,448,000		3,500,000		41,095,000
MARITIME RESEARCH PROGRAM		9,659,000		6,509,000				16,168,000

Total, Programs		49,207,000		46,447,000		7,160,000		102,814,000

TOTAL NEW APPROPRIATIONS	₱	49,207,000	₱	46,447,000	₱	7,160,000	₱	102,814,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Maritime Polytechnic (NMP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) NMP’s website.

The NMP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,401,000	₱	21,490,000	₱	3,660,000	₱	45,551,000

Sub-total, General Administration and Support		20,401,000		21,490,000		3,660,000		45,551,000

Operations
Employability and competitiveness of Filipino seafarers enhanced		19,147,000		18,448,000		3,500,000		41,095,000

MARITIME SKILLS COMPETENCY PROGRAM		19,147,000		18,448,000		3,500,000		41,095,000

Maritime training and maritime assessment services		19,147,000		18,448,000		3,500,000		41,095,000
Maritime manpower sector improved through quality research		9,659,000		6,509,000				16,168,000

MARITIME RESEARCH PROGRAM		9,659,000		6,509,000				16,168,000

1050	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maritime research services		9,659,000		6,509,000				16,168,000

Sub-total, Operations		28,806,000		24,957,000		3,500,000		57,263,000

TOTAL NEW APPROPRIATIONS	₱	49,207,000	₱	46,447,000	₱	7,160,000	₱	102,814,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	33,040

Total Permanent Positions	33,040

Other Compensation Common to All
Personnel Economic Relief Allowance	1,872
Representation Allowance	390
Transportation Allowance	390
Clothing and Uniform Allowance	468
Honoraria	5,360
Mid-Year Bonus - Civilian	2,754
Year End Bonus	2,754
Cash Gift	390
Productivity Enhancement Incentive	390
Step Increment	83

Total Other Compensation Common to All	14,851

Other Compensation for Specific Groups
Magna Carta for Science and Technology Personnel	729

Total Other Compensation for Specific Groups	729

Other Benefits
PAG-IBIG Contributions	94
PhilHealth Contributions	369
Employees Compensation Insurance Premiums	94
Loyalty Award - Civilian	30

Total Other Benefits	587

Total Personnel Services	49,207

Maintenance and Other Operating Expenses
Travelling Expenses	2,799

APRIL 29, 2019	OFFICIAL GAZETTE	1051
DEPARTMENT OF LABOR AND EMPLOYMENT

Training and Scholarship Expenses	676
Supplies and Materials Expenses	8,539
Utility Expenses	6,049
Communication Expenses	2,670
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	1,975
General Services	8,827
Repairs and Maintenance	6,353
Taxes, Insurance Premiums and Other Fees	3,089
Other Maintenance and Operating Expenses
Advertising Expenses	282
Printing and Publication Expenses	400
Representation Expenses	1,500
Transportation and Delivery Expenses	150
Rent/Lease Expenses	2,686
Membership Dues and Contributions to Organizations	60
Subscription Expenses	282

Total Maintenance and Other Operating Expenses	46,447

Total Current Operating Expenditures	95,654

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	6,560
Intangible Assets Outlay	600

Total Capital Outlays	7,160

TOTAL NEW APPROPRIATIONS	102,814

F. NATIONAL WAGES AND PRODUCTIVITY COMMISSION

For general administration and support, and operations, including locally-funded projects as indicated hereunder	₱	222,190,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	32,495,000	₱	25,309,000	₱		₱	57,804,000
Support to Operations						2,883,000		2,883,000

1052	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations		110,040,000		51,463,000				161,503,000

ENTERPRISE PRODUCTIVITY IMPROVEMENT PROGRAM		71,196,000		25,834,000				97,030,000
WAGE REGULATORY PROGRAM		38,844,000		25,629,000				64,413,000

Total, Programs		142,535,000		76,772,000		2,883,000		222,190,000

TOTAL NEW APPROPRIATIONS	₱	142,535,000	₱	76,772,000	₱	2,883,000	₱	222,190,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Wages and Productivity Commission (NWPC) shall submit quarterly reports on its financial and physical accomplishments, within thirty days (30) after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) NWPC’s website.

The NWPC shall send written notice when said reports have been submitted or posted on its website to the DBM, Mouse of Representatives, Senate of the Philippines, Mouse Committee on Appropriations, senate Committee on Finance and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	31,933,000	₱	21,676,000	₱	₱	53,609,000

National Capital Region (NCR)		31,933,000		21,676,000			53,609,000

Central Office		31,933,000		21,676,000			53,609,000
Human Resource Development				3,633,000			3,633,000

National Capital Region (NCR)				3,633,000			3,633,000

Central Office				3,633,000			3,633,000
Administration of Personnel Benefits		562,000					562,000

National Capital Region (NCR)		562,000					562,000

Central Office		562,000					562,000

Sub-total, General Administration and Support		32,495,000		25,309 ,000			57,804,000

APRIL 29, 2019	OFFICIAL GAZETTE	1053
DEPARTMENT OF LABOR AND EMPLOYMENT

Support to Operations
Project(s)
Locally-Funded Project(s)						2,883,000		2,883,000

Information System Strategic Plan						2,883,000		2,883,000

National Capital Region (NCR)						2,883,000		2,883,000

Central Office						2,883,000		2,883,000

Sub-total, Support to Operations						2,883,000		2,883,000

Operations
Capacity of MSMEs to implement productivity improvement program entranced		71,196,000		25,834,000				97,030,000

ENTERPRISE PRODUCTIVITY IMPROVEMENT PROGRAM		71,196,000		25,834,000				97,030,000

Development and Implementation of Policies, Plans and Projects Related to Income, Productivity Improvement and Gainsharing Schemes		71,196,000		25,834,000				97,030,000

National Capital Region (NCR)		71,196,000		25,834,000				97,030,000

Central Office		71,196,000		25,834,000				97,030,000
Fair and reasonable minimum wages in accordance with law ensured		38,844,000		25,629,000				64,473,000

WAGE REGULATORY PROGRAM		38,844,000		25,629,000				64,473,000

Development and Implementation of Policies Plans, Programs, and Projects On Wages and Resolution of Wage Order and Exemption Cases		38,844,000		25,629,000				64,473,000

National Capital Region (NCR)		38,844,000		25,629,000				64,473,000

Central Office		38,844,000		25,629,000				64,473,000

Sub-total, Operations		110,040,000		51,463,000				161,503,000

TOTAL NEW APPROPRIATIONS	₱	142,535,000	₱	76,772,000	₱	2,883,000	₱	222,190,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

1054	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Permanent Positions
Basic Salary	95,665

Total Permanent Positions	95,665

Other Compensation Common to All
Personnel Economic Relief Allowance	4,080
Representation Allowance	1,842
Transportation Allowance	1,842
Clothing and Uniform Allowance	1,020
Mid-Year Bonus - Civilian	7,970
Year End Bonus	7,970
Cash Gift	850
Per Diems	18,360
Productivity Enhancement Incentive	850
Step Increment	239

Total Other Compensation Common to All	45,023

Other Benefits
PAG-IBIG Contributions	205
PhilHealth Contributions	875
Employees Compensation Insurance Premiums	205
Terminal Leave	562

Total Other Benefits	1,847

Total personnel service	142,535

Maintenance and Other Operating Expenses
Travelling Expenses	7,081
Training and Scholarship Expenses	3,258
Supplies and Materials Expenses	10,210
Utility Expenses	5,360
Communication Expenses	4,082
Awards/Rewards and Prizes	1,176
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	368
Professional Services	1,664
General Services	5,186
Repairs and Maintenance	2,574
Repairs and Maintenance of Leased Assets	36
Taxes, Insurance Premiums and Other Fees	711
Other Maintenance and Operating Expenses
Advertising Expenses	1,726
Printing and Publication Expenses	828
Representation Expenses	15,125
Transportation and Delivery Expenses	247
Rent/Lease Expenses	16,016
Membership dues and Contributions to Organizations	73
Subscription Expenses	223
Other Maintenance and Operating Expenses	828

APRIL 29, 2019	OFFICIAL GAZETTE	1055
DEPARTMENT OF LABOR AND EMPLOYMENT

Total Maintenance and Other Operating Expenses	76,772

Total Current Operating Expenditures	219,307

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,883

Total Capital Outlays	2,883

TOTAL NEW APPROPRIATIONS	222,190

G. PHILIPPINE OVERSEAS EMPLOYMENT ADMINISTRATION

For general administration and support, and operations, as indicated hereunder	₱ 431,419,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	52,913,000	₱	89,179,000	₱	7,123,000	₱	149,215,000
Operations		186,976,000		94,123,000		1,105,000		282,204,000

OVERSEAS EMPLOYMENT AND WELFARE PROGRAM		101,490,000		65,643,000		1,105,000		168,238,000
OVERSEAS EMPLOYMENT REGULATORY PROGRAM		85,486,000		28,480,000				113,966,000

Total, Programs		239,889,000		183,302,000		8,228,000		431,419,000

TOTAL, NEW APPROPRIATIONS	₱	239,889,000	₱	183,302,000	₱	8,228,000	₱	431,419,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Overseas Employment Administration (POEA) shall submit quarterly reports on its financial and physical accomplishments, within thirty days (30) after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	POEA’s website.

The POEA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

1056	OFFICIAL GAZETTE	VOL. 115, NO. 17
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2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	51,064,000	₱	89,179,000	₱	7,123,000	₱	147,366,000
Administration of Personnel Benefits		1,849,000						1,849,000

Sub-total, General Administration and Support		52,913,000		89,179,000		7,123,000		149,215,000

Operations
Empowerment and Protection of Overseas Filipino Workers ensured		186,976,000		94,123,000		1,105,000		282,204,000
OVERSEAS EMPLOYMENT AND WELFARE PROGRAM		101,490,000		65,643,000		1,105,000		168,238,000

Overseas Employment Facilitation Services		66,661,000		56,635,000		1,105,000		124,401,000
Worker’s welfare and Government Placement Services		34,829,000		9,008,000				43,837,000
OVERSEAS EMPLOYMENT REGULATORY PROGRAM		85,486,000		28,480,000				113,966,000

Licensing and Regulation Services (including Anti-Illegal Recruitment Services)		42,366,000		21,340,000				63,706,000
Adjudication Service		43,120,000		7,140,000				50,260,000

Sub-total, Operations		186,976,000		94,123,000		1,105,000		282,204,000

TOTAL NEW APPROPRIATIONS	₱	239,889,000	₱	183,302,000	₱	8,228,000	₱	431,419,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

APRIL 29, 2019	OFFICIAL GAZETTE	1057
DEPARTMENT OF LABOR AND EMPLOYMENT

Civilian Personnel
Permanent Positions
Basic Salary	180,941

Total Permanent Positions	180,941

Other Compensation Common to All
Personnel Economic Relief Allowance	7,512
Representation Allowance	4,368
Transportation Allowance	4,266
Clothing and Uniform Allowance	1,878
Honoraria	264
Mid-Year Bonus - Civilian	15,078
Year End Bonus	15,078
Cash Gift	1,565
Productivity Enhancement Incentive	1,565
Step Increment	452

Total Other Compensation Common to All	52,026

Other Benefits
PAG-IBIG Contributions	377
PhilHealth Contributions	1,724
Employees Compensation Insurance Premiums	377
Terminal Leave	1,849

Total Other Benefits	4,327

Non-Permanent Positions	2,595

Total Personnel Services	239,889

Maintenance and Other Operating Expenses
Travelling Expenses	9,369
Training and Scholarship Expenses	5,673
Supplies and Materials Expenses	24,555
Utility Expenses	24,777
Communication Expenses	19,059
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,048
Professional Services	2,484
General Services	55,424
Repairs and Maintenance	6,803
Taxes, Insurance Premiums and Other Fees	3,848
Other Maintenance and Operating Expenses
Advertising Expenses	766
Printing and Publication Expenses	565
Representation Expenses	8,987
Rent/Lease Expenses	15,908
Subscription Expenses	2,244
Other Maintenance and Operating Expenses	1,792

Total Maintenance and Other Operating Expenses	183,302

Total Current Operating Expenditures	423,191

1058	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	7,123
Machinery and Equipment Outlay	1,105

Total Capital Outlays	8,228

TOTAL NEW APPROPRIATIONS	431,419

H. PROFESSIONAL REGULATION COMMISSION

For general administration and support, and operations, including locally-funded projects, as indicated hereunder	₱	1,130,624,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	107,977,000	₱	176,255,000	₱		₱	284,232,000
Operations		384,663,000		413,374,000		48,355,000		846,392,000

PROFESSIONAL LICENSURE PROGRAM		305,848,000		303,685,000		20,103,000		629,636,000
PROFESSIONAL REGULATION PROGRAM		69,124,000		89,183,000				158,307,000
PROFESSIONAL DATABASE MANAGEMENT PROGRAM		9,691,000		20,506,000		28,252,000		58,449,000

Total, Programs		492,640,000		589,629,000		48,355,000		1,130,624,000

TOTAL NEW APPROPRIATIONS	₱	492,640,000	₱	589,629,000	₱	48,355,000	₱	1,130,624,000

Special Provision(s)

1. Reporting and Posting Requirements. The Professional Regulation Commission (PRC) shall submit quarterly reports on its financial and physical accomplishments, within thirty days (30) after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PRC’s website.

The PRC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

APRIL 29, 2019	OFFICIAL GAZETTE	1059

DEPARTMENT OF LABOR AND EMPLOYMENT

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	99,664,000	₱	176,255,000	₱	₱	275,919,000
National Capital Region (NCR)		77,478,000		176,255,000			253,733,000

Central Office		60,275,000		176,255,000			236,530,000
Regional Office – NCR		17,203,000					17,203,000
Cordillera Administrative Region (CAR)		634,000					634,000

Regional Office - (CAR)		634,000					634,000
Region II - Cagayan Valley		2,031,000					2,031,000

Regional Office - II		2,031,000					2,031,000
Region III - Central Luzon		3,407,000					3,407,000

Regional Office - III		3,407,000					3,407,000
Region IVA – CALABARZON		2,873,000					2,873,000

Regional Office - IVA		2,873,000					2,873,000
Region V – Bicol		2,943,000					2,943,000

Regional Office - V		2,943,000					2,943,000
Region VI - Wastern Visayas		2,581,000					2,581,000

Regional Office - VI		2,581,000					2,581,000
Region VII - Central Visayas		523,000					523,000

Regional Office - VII		253,000					253,000
Region VIII - Eastern Visayas		1,925,000					1,925,000

Regional Office – VIi		1,925,000					1,925,000
Region IX – Zamboanga Peninsula		425,000					425,000

Regional Office - IX		425,000					425,000
Region X - Northern Mindanao		1,635,000					1,635,000

Regional Office - X		1,635,000					1,635,000

1060	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region XI - Davao	3,209,000			3,209,000

Regional Office - XI	3,209,000			3,209,000
Administration of Personnel Benefits	8,313,000			8,313,000

National Capital Region	8,313,000			8,313,000

Central Office	8,313,000			8,313,000

Sab-total, General Administration and Support	107,977,000	176,225,000		284,232,000

Operations
Highly ethical, globally competitive, and recognized Filipino professionals ensured	384,663,000	413,374,000	48,355,000	846,392,000

PROFESSIONAL LICENSURE PROGRAM	305,848,000	303,685,000	20,103,000	629,636,000

Processing of applications for licensure examinations	17,533,000	108,225,000		125,758,000

National Capital Region (NCR)	7,204,000	108,225,000		115,429,000

Central Office	2,818,000	108,225,000		111,043,000
Regional Office - NCR	4,386,000			4,386,000
Cordillera Administrative Region (CAR)	400,000			400,000

Regional Office - (CAR)	400,000			400,000
Region II - Cagayan Valley	484,000			484,000

Regional Office - II	484,000			484,000
Region III - Central Luzon	3,440,000			3,440,000

Regional Office - III	3,440,000			3,440,000
Region IVA - CALABARZON	694,000			694,000

Regional Office - IVA	694,000			694,000
Region V - Bicol	288,000			288,000

Regional Office - V	288,000			288,000
Region VI - Western Visayas	1,348,000			1,348,000

Regional Office - VI	1,348,000			1,348,000
Region VII - Central Visayas	288,000			288,000

Regional Office - VII	288,000			288,000

APRIL 29, 2019	OFFICIAL GAZETTE	1061
DEPARTMENT OF LABOR AND EMPLOYMENT

Region IX - Zamboanga Peninsula	1,020,000		1,020,000

Regional Office - IX	1,020,000		1,020,000
Region X - Northern Mindanao	1,484,000		1,484,000

Regional Office - X	1,484,000		1,484,000
Region XI - Davao	883,000		883,000

Regional Office - XI	883,000		883,000
Preparation of test questions, conduct and rating of licensure examinations	276,533,000	189,232,000	465,765,000

National Capital Region (NCR)	268,475,000	189,232,000	457,707,000

Central Office	268,475,000	189,232,000	457,707,000
Cordillera Administrative Region (CAR)	1,556,000		1,556,000

Regional Office - (CAR)	1,556,000		1,556,000
Region II - Cagayan Valley	963,000		963,000

Regional Office - II	963,000		963,000
Region III - Central Luzon	2,221,000		2,221,000

Regional Office - III	2,221,000		2,221,000
Region IVA - CALABARZON	798,000		798,000

Regional Office - IVA	798,000		798,000
Region V - Bicol	269,000		269,000

Regional Office - V	269,000		269,000
Region VI - Western Visayas	272,000		272,000

Regional Office - VI	272,000		272,000
Region VIII - Eastern Visayas	281,000		281,000

Regional Office - VIII	281,000		281,000
Region IX - Zamboanga Peninsula	798,000		798,000

Regional Office - IX	798,000		798,000
Region X - Northern Mindanao	617,000		617,000

Regional Office - X	617,000		617,000
Region XI - Davao	283,000		283,000

Regional Office - XI	283,000		283,000

1062	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Tabulation, computation, rating, release of examination results, collation and analysis of data on licensure exam	11,782,000	6,228,000		18,010,000

National Capital Region (NCR)	10,687,000	6,228,000		16,915,000

Central Office	9,466,000	6,228,000		15,694,000
Regional Office - NCR	1,221,000			1,221,000
Region II - Cagayan Valley	1,095,000			1,095,000

Regional Office - II	1,095,000			1,095,000
Project(s)
Locally-Funded Project(s)			20,103,000	20,103,000

Rehabilitation of the PRC Central Office’s Building			20,103,000	20,103,000
National Capital Region (NCR)			20,103,000	20,103,000

Central Office			20,103,000	20,103,000
PROFESSIONAL REGULATION PROGRAM	69,124,000	89,183,000		158,307,000

Administrative investigations, hearings and decisions on complaints against professionals and illegal practitioners	24,696,000	16,112,000		40,808,000

National Capital Region (NCR)	11,252,000	16,112,000		27,364,000

Central Office	9,482,000	16,112,000		25,594,000
Regional Office - NCR	1,770,000			1,770,000
Cordillera Administrative Region (CAR)	1,288,000			1,288,000

Regional Office - (CAR)	1,288,000			1,288,000
Region III - Central Luzon	266,000			266,000

Regional Office - III	266,000			266,000
Region V - Bicol	3,498,000			3,498,000

Regional Office - V	3,498,000			3,498,000
Region VI - Western Visayas	1,112,000			1,112,000

Regional Office - VI	1,112,000			1,112,000
Region VII - Central Visayas	3,972,000			3,972,000

Regional Office - VII	3,972,000			3,972,000
Region X - Northern Mindanao	972,000			972,000

Regional Office - X	972,000			972,000

APRIL 29, 2019	OFFICIAL GAZETTE	1063
DEPARTMENT OF LABOR AND EMPLOYMENT

Region XI - Davao	2,336,000		2,336,000

Regional Office - XI	2,336,000		2,336,000
Inspection of institutions and industrial establishments, and accreditation of professional organizations, firms and partnerships for the practice of professions, specialty societies and organizations	23,705,000	46,306,000	70,011,000

National Capital Region (NCR)	15,804,000	46,306,000	62,110,000

Central Office	14,670,000	46,306,000	60,976,000
Regional Office - NCR	1,134,000		1,134,000
Cordillera Administrative Region (CAR)	1,031,000		1,031,000

Regional Office - CAR	1,031,000		1,031,000
Region III - Central Luzon	2,266,000		2,266,000

Regional Office - III	2,266,000		2,266,000
Region IVA - CALABARZON	737,000		737,000

Regional Office - IVA	737,000		737,000
Region VIII - Eastern Visayas	3,186,000		3,186,000

Regional Office - VIII	3,186,000		3,186,000
Region IX - Zamboanga Peninsula	281,000		281,000

Regional Office - IX	281,000		281,000
Region XI - Davao	400,000		400,000

Regional Office - XI	400,000		400,000
Issuance to initial registrants of professional identification cards and registration certificates	17,653,000	10,281,000	27,934,000

National Capital Region (NCR)	12,773,000	10,281,000	23,054,000

Central Office	6,283,000	10,281,000	16,564,000
Regional Office - NCR	6,490,000		6,490,000
Region II - Cagayan Valley	1,839,000		1,839,000

Regional Office - II	1,839,000		1,839,000
Region III - Central Luzon	1,366,000		1,336,000

Regional Office - III	1,366,000		1,336,000
Region V - Bicol	266,000		266,000

Regional Office - V	266,000		266,000

1064	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region VI - Western Visayas		726,000						726,000

Regional Office - VI		726,000						726,000
Region X - Northern Mindanao		683,000						683,000

Regional Office - X		683,000						683,000
Renewal of professional identification cards		3,070,000		10,457,000				13,527,000

National Capital Region (NCR)				10,457,000				10,457,000

Central Office				10,457,000				10,457,000
Region III - Central Luzon		1,824,000						1,824,000

Regional Office - III		1,824,000						1,824,000
Region VI - Western Visayas		980,000						980,000

Regional Office - VI		980,000						980,000
Region IX - Zamboanga Peninsula		266,000						266,000

Regional Office - IX		266,000						266,000
Negotiation and implementation of the professional regulation aspect of all international trade agreements where the Philippines is a signatory				6,027,000				6,027,000

National Capital Region (NCR)				6,027,000				6,027,000

Central Office				6,027,000				6,027,000
PROFESSIONAL DATABASE MANAGEMENT PROGRAM		9,691,000		20,506,000		28,252,000		58,449,000

Computerization of licensure examination processes and regulation services		9,691,000		20,506,000		28,252,000		58,449,000

National Capital Region (NCR)		9,691,000		20,506,000		28,252,000		58,449,000

Central Office		9,421,000		20,506,000		28,252,000		58,179,000
Regional Office - NCR		270,000						270,000

Sub-total, Operations		384,663,000		413,374,000		48,355,000		846,392,000

TOTAL NEW APPROPRIATIONS	₱	492,640,000	₱	589,629,000	₱	48,355,000	₱	1,130,624,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

APRIL 29, 2019	OFFICIAL GAZETTE	1065
DEPARTMENT OF LABOR AND EMPLOYMENT

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	165,640

Total Permanent Positions	165,640

Other Compensation Common to All
Personnel Economic Relief Allowance	10,224
Representation Allowance	1,722
Transportation Allowance	1,722
Clothing and Uniform Allowance	2,556
Honoraria	267,390
Mid-Year Bonus - Civilian	13,801
Year End Bonus	13,801
Cash Gift	2,130
Productivity Enhancement Incentive	2,130
Step Increment	411

Total Other Compensation Common to All	315,887

Other Benefits
PAG-IBIG Contributions	503
PhilHealth Contributions	1,794
Employees Compensation Insurance Premiums	503
Terminal Leave	8,313

Total Other Benefits	11,113

Total Personnel Services	492,640

Maintenance and Other Operating Expenses
Travelling Expenses	76,117
Training and Scholarship Expenses	8,224
Supplies and Materials Expenses	132,488
Utility Expenses	25,075
Communication Expenses	28,035
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,295
Professional Services	8,985
General Services	205,719
Repairs and Maintenance	8,448
Taxes, Insurance Premiums and Other Fees	4,375
Other Maintenance and Operating Expenses
Advertising Expenses	3,242
Printing and Publication Expenses	533
Representation Expenses	9,880
Transportation and Delivery Expenses	710
Rent/Lease Expenses	66,918
Subscription Expenses	5,085

1066	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Maintenance and Operating Expenses	3,500

Total Maintenance and Other Operating Expenses	589,629

Total Current Operating Expenditures	1,082,269

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	13,000
Buildings and Other Structures	20,103
Machinery and Equipment Outlay	5,315
Intangible Assets Outlay	9,937

Total Capital Outlays	48,355

TOTAL NEW APPROPRIATIONS	1,130,624

I. OVERSEAS WORKERS WELFARE ADMINISTRATION

For general administration and support, support to operations, and operations as indicated hereunder	₱	1,077,144,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	89,033,000	₱	263,323,000	₱	400,000	₱	19,280,000	₱	372,036,000
Operations		655,108,000		50,000,000						705,108,000

SOCIAL PROTECTION AND WELFARE FOR OFMs PROGRAM		655,108,000		50,000,000						705,108,000

Total Programs		744,141,000		313,323,000		400,000		19,280,000		1,077,144,000

TOTAL NEW APPROPRIATIONS	₱	744,141,000	₱	313,323,000	₱	400,000	₱	19,280,000	₱	1,077,144,000

Special Provision(s)

1. Overseas Workers Welfare Administration Fund. The Overseas Workers Welfare Administration (OWWA) Fund constituted from membership contributions, investment and interest income, and income from other sources shall be used for providing social and welfare services to Filipino overseas workers such as, insurance coverage, legal, placement, remittance assistance and for the operational expenses of the OWWA, including the implementation of the Emergency Repatriation Program in accordance with Sections 35 and 38 of R.A. No. 10801.

Disbursements or expenditures by OWWA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary action in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

APRIL 29, 2019	OFFICIAL GAZETTE	1067
DEPARTMENT OF LABOR AND EMPLOYMENT

2. Reporting and Posting Requirements. The OWWA shall submit quarterly reports on financial and physical accomplishments, within thirty days (30) after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by URS; and

(b) OWWA’s website.

The OWWA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	69,872,000	₱	263,323,000	₱	400,000	₱	19,280,000	₱	352,875,000

National Capital Region (NCR)		69,872,000		263,323,000		400,000		19,280,000		352,875,000

Central Office		69,872,000		263,323,000		400,000		19,280,000		352,875,000
Administration of Personnel Benefits		19,161,000								19,161,000

National Capital Region (NCR)		19,161,000								19,161,000

Central Office		19,161,000								19,161,000

Sub-total, General Administration and Support		89,033,000		263,323,000		400,000		19,280,000		372,036,000

Operations
Social Protection for OFNs Enhanced		655,108,000		50,000,000						705,108,000

SOCIAL PROTECTION AND WELFARE FOR OFMs PROGRAM		655,108,000		50,000,000						705,108,000

Training and Scholarship Grant		31,353,000								31,353,000

National Capital Region (NCR)		31,353,000								31,353,000

Central Office		31,353,000								31,353,000
Welfare Services		562,643,000		50,000,000						612,643,000

National Capital Region (NCR)		562,643,000		50,000,000						612,643,000

Central Office		562,643,000		50,000,000						612,643,000

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GENERAL APPROPRIATIONS ACT, FY 2019

Membership Promotion		61,112,000								61,112,000

National Capital Region (NCR)		61,112,000								61,112,000

Central Office		61,112,000								61,112,000

Sub-total, Operations		655,108,000		50,000,000						705,108,000

TOTAL NEW APPROPRIATIONS	₱	744,141,000	₱	313,323,000	₱	400,000	₱	19,280,000	₱	1,077,144,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	236,617

Total Permanent Positions	236,617

Other Compensation Common to All
Personnel Economic Relief Allowance	9,288
Representation Allowance	4,686
Transportation Allowance	4,686
Clothing and Uniform Allowance	2,322
Mid-Year Bonus - Civilian	19,718
Year End Bonus	19,718
Cash Gift	1,935
Per Diems	426
Productivity Enhancement Incentive	1,935
Step Increment	592

Total Other Compensation Common to All	65,306

Other Compensation for Specific Groups
Overseas Allowance
Total Other Compensation for Specific Groups	416,559

Other Benefits	416,559

PAG-IBIG Contributions	465
PhilHealth Contributions	2,169
Employees Compensation Insurance Premiums	465
Terminal Leave	19,161

APRIL 29, 2019	OFFICIAL GAZETTE	1069
DEPARTMENT OF LABOR AND EMPLOYMENT

Total Other Benefits	22,260

Non-Permanent Positions	3,399

Total Personnel Services	744,141

Maintenance and Other Operating Expenses
Travelling Expenses	35,345
Training and Scholarship Expenses	12,244
Supplies and Materials Expenses	20,694
Utility Expenses	26,105
Communication Expenses	19,508
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,549
Professional Services	5,126
General Services	133,720
Repairs and Maintenance	6,686
Financial Assistance/Subsidy	300
Taxes, Insurance Premiums and Other Fees	3,742
Other Maintenance and Operating Expenses
Advertising Expenses	5,500
Printing and Publication Expenses	7,386
Representation Expenses	6,456
Transportation and Delivery Expenses	8,240
Rent/Lease Expenses	6,100
Subscription Expenses	2,172
Other Maintenance and Operating Expenses	10,450

Total Maintenance and Other Operating Expenses	313,323

Financial Expenses
Bank Charges	400

Total Financial Expenses	400

Total Current Operating Expenditures	1,057,864

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	17,780
Transportation Equipment Outlay	1,500

Total Capital Outlay	19,280

TOTAL NEW APPROPRIATIONS	1,077,144

1070	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

GENERAL SUMMARY

DEPARTMENT OF LABOR AND EMPLOYMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	2,374,396,000	₱	9,129,686,000	₱	3,000,000	₱	95,920,000	₱	11,603,002,000
B. INSTITUTE FOR LABOR STUDIES		26,343,000		12,721,000				5,379,000		44,443,000
C. NATIONAL CONCILIATION AND MEDIATION BOARD		155,160,000		69,856,000				12,514,000		237,530,000
D. NATIONAL LABOR RELATIONS COMMISSION		1,095,106,000		190,900,000				227,764,000		1,513,770,000
E. NATIONAL MARITIME POLYTECHNIC		49,207,000		46,447,000				7,160,000		102,814,000
F. NATIONAL WAGES AND PRODUCTIVITY COMMISSION		142,535,000		76,772,000				2,883,000		222,190,000
G. PHILIPPINE OVERSEAS EMPLOYMENT ADMINISTRATION		239,889,000		183,302,000				8,228,000		431,419,000
H. PROFESSIONAL REGULATION COMMISSION		492,640,000		589,629,000				48,355,000		1,130,624,000
I. OVERSEAS WORKERS WELFARE ADMINISTRATION		744,141,000		313,323,000		400,000		19,280,000		1,077,144,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF LABOR AND EMPLOYMENT	₱	5,319,417,000	₱	10,612,636,000	₱	3,400,000	₱	427,483,000	₱	16,362,936,000